UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09491

Allianz Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219-8000

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-624-0197

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1.	Reports to Stockholders.

AZL® BlackRock Global Allocation Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Consolidated Expense Examples and Portfolio Composition

Consolidated Schedule of Portfolio Investments

Consolidated Statement of Assets and Liabilities

Consolidated Statement of Operations

Consolidated Statements of Changes in Net Assets

Consolidated Financial Highlights

Notes to the Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® BlackRock Global Allocation Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® BlackRock Global Allocation Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® BlackRock Global Allocation Fund (the “Fund”) returned 13.00%. That compared to a 24.09%, 21.83%, 26.57%, 0.72%, 10.33% and 15.75% total return for its benchmarks, the FTSE World Index1, the S&P 500 Index1, the FTSE World ex U.S. Index1, the ICE BofA Merrill Lynch 5-Year U.S. Treasury Bond Index1, the Citigroup Non-USD World Government Bond Index1, and the Reference Benchmark1, respectively.

U.S. equity markets generated robust returns for the year, but generally underperformed international equities for the 12-month period. The S&P 500 Index gained 21.83%, while the FTSE World Ex US Index posted a stronger advance of 26.57% (in US dollar terms). Gains among European and Japanese stocks came amid positive corporate earnings reports and accommodative monetary policies from the Bank of Japan and European Central Bank. In the U.S., stocks were driven higher amid expectations of lower tax rates and higher growth rates—an environment that favored growth-oriented stocks.

Positive corporate earnings reports, healthy global economic growth and mild interest rates allowed investors to see past geopolitical tensions, most notably from a hostile North Korea.

In fixed income markets, investors began the year with an appetite for risk, which drove up prices on risk assets, particularly corporate and high-yield bonds. Demand was strong enough to absorb record levels of issuance, leading to narrowing credit spreads. Positive economic data and accommodative policy from most central banks—aside from the well-telegraphed interest rate increases from the Federal Reserve—made for modest but steady returns. Rising short-term rates and strong demand that pushed down yields on long-term bonds led to a dramatic flattening of the yield curve in the fourth quarter, following passage of the tax reform bill in the U.S.

The Fund underperformed its reference benchmark for the 12-month period. Within the Fund’s equities holdings, a higher-than-benchmark exposure to Japanese stocks dragged on relative performance as that country’s equities underperformed international markets. An underweight position to U.S. equities also detracted.

From a sector perspective, stock selection and a below-benchmark exposure to information technology stocks dragged on relative results, as that sector outperformed for the period. Stock selection in the industrials, financials and health care sectors also detracted. The Fund’s exposure to commodity-related securities also weighed on relative returns. In addition, the Fund’s currency management strategy—particularly an above-benchmark exposure to the U.S. dollar and an underweight position in the euro—detracted from relative performance.

The Fund’s relative performance benefited from an above-benchmark exposure to India, which was one of the top-performing markets for the period. Stock selection within the consumer discretionary and utilities sectors also benefited relative results. Stock selection among energy and telecommunications stocks also added, although these benefits were partially offset by an overweight position to these underperforming sectors. Meanwhile, the Fund’s lower-than-benchmark exposure to consumer staples contributed to performance, but these gains were partially offset by stock selection in this sector, as it underperformed for the period.

The Fund’s underweight position in fixed income contributed to relative results during a period in which stocks strongly outperformed bonds. Exposure to credit, particularly investment grade corporate bonds, added to results as credit spreads tightened.*

The Fund uses derivatives, which may include options, futures, swaps and forward contracts, both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives detracted from the Fund’s performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® BlackRock Global Allocation Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek high total investment return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a portfolio of equity, debt and money market securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks as well as the component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

				Since
	1	3	5	Inception
	Year	Year	Year	(1/10/12)
AZL® BlackRock Global Allocation Fund	13.00%	5.21%	6.22%	6.40%
FTSE World Index	24.09%	9.96%	11.67%	12.19%
S&P 500 Index	21.83%	11.41%	15.79%	15.36%
FTSE World ex U.S. Index	26.57%	8.34%	7.52%	8.88%
ICE BofA Merrill Lynch 5-Year U.S. Treasury Bond Index	0.72%	0.92%	0.64%	0.92%
Citigroup Non-U.S. Dollar World Government Bond Index	10.33%	1.99%	-0.29%	0.15%
Reference Benchmark	15.75%	6.76%	7.61%	7.96%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® BlackRock Global Allocation Fund	1.14%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 1.19% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the prospectus, do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 1.12%.

The Fund’s performance is measured against the FTSE World Index that is a market-capitalization weighted index representing the performance of the large- and mid-capitalization stocks from the FTSE Global Equity Index Series and covers 90-95% of the investable market capitalization. The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which, are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The FTSE World ex U.S. Index is part of a range of indexes designed to help U.S. investors benchmark their international investments. The index is comprised of (84%) large- and (16%) mid-cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the U.S. The index is derived from the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization. The ICE BofA Merrill Lynch 5-Year U.S. Treasury Bond Index is designed to track the total return of the current coupon 5-Year U.S. Treasury bond. The Citigroup Non-U.S. Dollar World Government Bond Index is a market capitalization-weighted index that tracks 10 government bond indices, excluding the U.S. The Reference Benchmark is comprised of (36%) S&P 500; (24%) FTSE World ex U.S. Index; (24%) ICE BofA Merrill Lynch 5-Year U.S. Treasury Bond Index; and (16%) Citigroup Non-U.S. Dollar World Government Bond. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL BlackRock Global Allocation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL BlackRock Global Allocation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL BlackRock Global Allocation Fund	$1,000.00	$1,052.70	$5.85	1.13%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL BlackRock Global Allocation Fund	$1,000.00	$1,019.51	$5.75	1.13%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Consolidated Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Common Stocks	56.0%
U.S. Treasury Obligations	21.7
Foreign Bonds	8.2
Securities Held as Collateral for Securities on Loan	4.1
Exchange Traded Funds	3.7
Yankee Dollars	2.7
Corporate Bonds	2.5
Money Markets	2.1
Convertible Preferred Stocks	0.9
Preferred Stocks	0.8
Bank Loans	0.4
Options	0.4
Convertible Bonds	0.4
Collateralized Mortgage Obligations	0.1
Private Placements	— ^
Warrants	— ^

Total Investment Securities	104.0
Net other assets (liabilities)	(4.0)

Net Assets	100.0%

^	Represents less than 0.05%

Investments	Percent of Net Assets
United States	65.6%
Japan	9.4
United Kingdom	3.8
France	2.8
Germany	2.6
Australia	2.2
Brazil	1.8
Netherlands	1.7
Switzerland	1.5
India	1.4
All other countries	11.3

Total Investment Securities	104.1
Net other assets (liabilities)	(4.1)

Net Assets	100.0%

3

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks (56.0%):
Aerospace & Defense (0.7%):
73,962	BAE Systems plc	$568,752
358	Boeing Co. (The)	105,577
452	Dassault Aviation SA	702,591
310	General Dynamics Corp.	63,070
72,578	Meggitt plc	469,854
264	Northrop Grumman Corp.	81,024
300	Raytheon Co.	56,355
9,619	Safran SA	988,995
19	Thales SA	2,044
15	United Technologies Corp.	1,914

		3,040,176

Air Freight & Logistics (0.0%):
243	Deutsche Post AG	11,542

Airlines (1.1%):
34,660	Azul SA, ADR*^	825,947
705	Delta Air Lines, Inc.	39,480
41,000	Japan Airlines Co., Ltd.	1,604,541
27,856	United Continental Holdings, Inc.*	1,877,494

		4,347,462

Auto Components (1.6%):
9,300	Aisin Sieki Co., Ltd.	522,627
34,100	Bridgestone Corp.	1,586,066
51,683	Cheng Shin Rubber Industry Co., Ltd.	91,198
4,229	Compagnie Generale des Establissements Michelin SCA, Class B	605,706
22,200	Denso Corp.	1,333,023
2,400	Exedy Corp.	74,266
754	Goodyear Tire & Rubber Co.^	24,362
5,000	Koito Manufacturing Co., Ltd.	351,632
315	Lear Corp.	55,648
191	Magna International	10,827
2,400	Stanley Electric Co., Ltd.	97,489
30,600	Sumitomo Electric Industries, Ltd.	516,421
25,200	Toyota Industries Corp.	1,620,031

		6,889,296

Automobiles (1.0%):
140,000	Brilliance China Automotive Holdings, Ltd.	371,968
2,000	Dongfeng Motor Corp., Series H	2,421
236	Ford Motor Co.	2,948
18,600	Fuji Heavy Industries, Ltd.	588,970
72	General Motors Co.	2,951
2,633	Hero MotoCorp, Ltd.	156,101
4,355	Maruti Suzuki India, Ltd.	662,876
600	Mazda Motor Corp.	8,052
37,100	Suzuki Motor Corp.	2,149,121
87	Tata Motors, Ltd.*	585
500	Tata Motors, Ltd., Class A*	1,898

		3,947,891

Banks (4.2%):
29,662	ABN AMRO Group NV	954,351
15,000	Agricultural Bank of China, Ltd.	6,981
576	Banco do Brasil SA	5,527

Shares		Fair Value
Common Stocks, continued
Banks, continued
147,147	Bank of America Corp.	$4,343,780
12,000	Bank of China, Ltd.	5,889
3,000	Bank of Communications Co., Ltd., Class H	2,224
4	Bank of Montreal	320
112	Bank of Nova Scotia	7,229
253	Barclays Africa Group, Ltd.	3,734
2,027	Barclays plc	5,526
90	BNP Paribas SA	6,711
12,000	China Construction Bank	11,038
32,208	Citigroup, Inc.	2,396,597
6	Credicorp, Ltd.	1,245
1,049	Criteria Caixacorp SA	4,879
197	Danske Bank A/S	7,660
201	DnB NOR ASA	3,718
1,502	Fifth Third Bancorp^	45,571
144	Grupo Financiero Banorte SAB de C.V.	791
95	Hana Financial Holdings Group, Inc.	4,421
217,505	HSBC Holdings plc	2,242,711
8,000	Industrial & Commercial Bank of China	6,416
75,541	ING Groep NV	1,389,844
13,874	JPMorgan Chase & Co.	1,483,686
47,849	Kotak Mahindra Bank, Ltd.	756,786
14,698	Lloyds Banking Group plc	13,456
600	Mitsubishi UFJ Financial Group, Inc.	4,403
122	National Australia Bank, Ltd.	2,806
260	Nordea Bank AB	3,148
700	Resona Holdings, Inc.	4,184
128	Royal Bank of Canada	10,454
325	Skandinaviska Enskilda Banken AB, Class A	3,809
98	Societe Generale	5,052
96,283	State Bank of India	466,486
41,300	Sumitomo Mitsui Financial Group, Inc.	1,783,984
10,333	SunTrust Banks, Inc.	667,408
14	Swedbank AB, Class A	337
46	Toronto-Dominion Bank (The)	2,696
26	Wells Fargo & Co.	1,577
142	Woori Bank	2,088
48,846	Yes Bank, Ltd.	240,792

		16,910,315

Beverages (0.5%):
15,072	Anheuser-Busch InBev NV	1,680,968
10	Brown-Forman Corp., Class B^	687
3	Carlsberg A/S, Class B	359
267	Coca-Cola Co. (The)	12,250
361	Constellation Brands, Inc., Class C	82,514
44	Diageo plc	1,610
100	Kirin Holdings Co., Ltd.	2,516
1,526	PepsiCo, Inc.	182,997

		1,963,901

Biotechnology (0.6%):
822	AbbVie, Inc.	79,496
551	Amgen, Inc.	95,819
597	Biogen Idec, Inc.*	190,186

Continued

4

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Biotechnology, continued
112	Celgene Corp.*	$11,688
24,464	Gilead Sciences, Inc.	1,752,601
4,128	Tesaro, Inc.*^	342,087

		2,471,877

Building Products (0.5%):
100	Asahi Glass Co., Ltd.	4,326
10,975	Compagnie de Saint-Gobain SA	603,943
4,700	Daikin Industries, Ltd.	556,518
10,737	Fortune Brands Home & Security, Inc.	734,840
1,923	Masco Corp.	84,497
5,000	Nichias Corp.	66,562

		2,050,686

Capital Markets (2.0%):
314	Ameriprise Financial, Inc.	53,214
852	Bank of New York Mellon Corp. (The)	45,889
28,770	Charles Schwab Corp. (The)	1,477,914
32	Franklin Resources, Inc.	1,387
5,497	Goldman Sachs Group, Inc. (The)	1,400,416
100	Hong Kong Exchanges & Clearing, Ltd.	3,055
38	Moody’s Corp.	5,609
53,674	Morgan Stanley	2,816,274
54	Northern Trust Corp.	5,394
337	State Street Corp.	32,895
244	Thomson Reuters Corp.	10,637
127,367	UBS Group AG	2,340,869

		8,193,553

Chemicals (3.2%):
32	Agrium, Inc.	3,681
15,239	Air Products & Chemicals, Inc.	2,500,415
52,500	Asahi Kasei Corp.	676,397
25,722	Axalta Coating Systems, Ltd.*	832,364
95	BASF SE	10,425
15,400	Daicel Chemical Industries, Ltd.	175,274
46,106	DowDuPont, Inc.	3,283,670
14,744	Evonik Industries AG	553,077
32,000	Formosa Chemicals & Fibre Corp.	110,715
34,000	Formosa Plastics Corp.	112,677
15,600	Hitachi Chemical Co., Ltd.	400,877
767	Huntsman Corp.	25,533
5,200	Kuraray Co., Ltd.	98,162
554	LG Chem, Ltd.	209,384
6	Lotte Chemical Corp.	2,058
79	Lyondellbasell Industries NV	8,715
123	Monsanto Co.	14,364
43,000	Nan Ya Plastics Corp.	112,539
8,100	Nitto Denko Corp.	720,061
22	Praxair, Inc.	3,403
70,800	PTT Global Chemical Public Co., Ltd.	184,517
18,400	Shin-Etsu Chemical Co., Ltd.	1,866,466
5,000	Toagosei Co., Ltd.	63,426
56,600	Toray Industries, Inc.	533,937
14,400	Ube Industries, Ltd.	423,877

		12,926,014

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies (0.0%):
27	Republic Services, Inc., Class A	$1,825
57	Waste Management, Inc.	4,920

		6,745

Communications Equipment (0.5%):
132	Cisco Systems, Inc.	5,056
33,036	CommScope Holding Co., Inc.*^	1,249,752
18	Motorola Solutions, Inc.^	1,626
214,598	Nokia OYJ	1,002,229

		2,258,663

Construction & Engineering (0.4%):
4,100	ComSys Holdings Corp.	118,703
12,500	Kinden Corp.	203,504
2,000	Kyudenko Corp.	96,419
5,000	Maeda Road Construction Co., Ltd.	114,647
5,000	Nippo Corp.	116,843
4,600	Okumura Corp.	189,292
22,000	Toda Corp.	176,361
6,430	Vinci SA	655,953

		1,671,722

Construction Materials (0.0%):
16,108	Cemex SAB de C.V.*	12,053
11,000	Siam Cement PCL	165,180

		177,233

Consumer Finance (0.0%):
1,079	Ally Financial, Inc.	31,464
89	American Express Co.	8,839
562	Capital One Financial Corp.	55,964
731	Discover Financial Services	56,228

		152,495

Containers & Packaging (0.2%):
94	Amcor, Ltd.	1,129
776	Crown Holdings, Inc.*	43,650
1,075	International Paper Co.	62,286
673	Packaging Corp. of America	81,130
11,291	WestRock Co.	713,704

		901,899

Distributors (0.0%):
3,400	Canon Marketing Japan, Inc.	91,785

Diversified Consumer Services (0.0%):
90	New Oriental Education & Technology Group, Inc., ADR	8,460

Diversified Financial Services (0.0%):
365	AMP, Ltd.	1,474
897	Berkshire Hathaway, Inc., Class B*	177,803
79,000	Fubon Financial Holdings Co., Ltd.	134,444
346	Rmb Holdings, Ltd.	2,210

		315,931

Diversified Telecommunication Services (1.4%):
189	AT&T, Inc.	7,348
51,559	Cellnex Telecom SAU	1,319,467

Continued

5

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
4,000	China Telecom Corp., Ltd., Class H	$1,903
200,000	Chunghwa Telecom Co., Ltd.	712,379
34,000	Deutsche Telekom AG, Registered Shares	602,903
12,293	El Towers SpA	788,422
80,000	HKT Trust & HKT, Ltd.	102,022
2,900	Nippon Telegraph & Telephone Corp.	136,479
66,100	Singapore Telecommunications, Ltd.	176,476
29,641	Telecom Italia RSP	21,169
1,156,044	Telecom Italia SpA*	997,849
506	Telefonica SA	4,926
104	Telenor ASA	2,228
408	Telstra Corp., Ltd.	1,155
22,669	Verizon Communications, Inc.	1,199,870

		6,074,596

Electric Utilities (0.9%):
7,397	CEZ	172,618
14,500	CK Infrastructure Holdings, Ltd.	124,481
15,000	CLP Holdings, Ltd.	153,504
170,709	Enel SpA	1,049,152
13	FirstEnergy Corp.	398
13,000	Hongkong Electric Holdings, Ltd.	109,714
13,251	NextEra Energy, Inc.	2,069,674
103	PG&E Corp.	4,617
1,755	PGE SA*	6,076
297	Scottish & Southern Energy plc	5,290

		3,695,524

Electrical Equipment (0.4%):
154	ABB, Ltd.	4,119
134	Eaton Corp. plc	10,587
24	Emerson Electric Co.	1,673
16,000	GS Yuasa Corp.	79,705
3,000	Mabuchi Motor Co., Ltd.	161,971
93,600	Mitsubishi Electric Corp.	1,555,442
274	Rockwell Automation, Inc.	53,799

		1,867,296

Electronic Equipment, Instruments & Components (0.3%):
120	Corning, Inc.	3,839
2,000	Hitachi, Ltd.	15,560
40,400	Hon Hai Precision Industry Co., Ltd.	128,729
7,000	Innolux Corp.	2,912
5,000	Japan Aviation Electronics Industry, Ltd.	84,666
300	Keyence Corp.	167,532
60	LG Display Co., Ltd.	1,676
6,500	Murata Manufacturing Co., Ltd.	868,870

		1,273,784

Energy Equipment & Services (0.1%):
84	Halliburton Co.	4,105
595	Helmerich & Payne, Inc.	38,461
9,259	Schlumberger, Ltd.	623,964

		666,530

Equity Real Estate Investment Trusts (0.2%):
621	American Tower Corp.	88,598
142	Equity Residential Property Trust	9,055

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
195	HCP, Inc.	$5,086
18,500	Link REIT (The)	171,437
834	Stockland Trust Group	2,917
2,585	Unibail-Rodamco SE	651,150
49	Vornado Realty Trust	3,831
148	Weyerhaeuser Co.	5,218

		937,292

Food & Staples Retailing (0.3%):
35	Costco Wholesale Corp.	6,514
18,136	CVS Health Corp.	1,314,861
2,850	Jeronimo Martins SGPS SA	55,341
12	Koninklijke Ahold Delhaize NV	263
1,400	Seven & I Holdings Co., Ltd.	58,156
7	Sysco Corp.	425
149	Walgreens Boots Alliance, Inc.	10,820
115	Wal-Mart Stores, Inc.	11,356
69	Wesfarmers, Ltd.	2,389
334	Woolworths, Ltd.	7,108

		1,467,233

Food Products (1.8%):
46,600	Ajinomoto Co., Inc.	878,272
94	Associated British Foods plc	3,573
350	ConAgra Foods, Inc.	13,185
38,863	Danone SA	3,257,781
1,173	JBS SA	3,470
3,023	Mondelez International, Inc., Class A	129,383
32,090	Nestle SA, Registered Shares	2,758,271
137	Tiger Brands, Ltd.	5,109
522	Tyson Foods, Inc., Class A	42,319
85,000	Uni-President Enterprises Corp.	188,458
125,000	Want Want China Holdings, Ltd.	104,587
6,500	WH Group, Ltd.	7,327
900	Wilmar International, Ltd.	2,075

		7,393,810

Gas Utilities (0.4%):
327	GAIL India, Ltd.	2,553
12,748	Gas Natural SDG SA	294,102
59,500	Tokyo Gas Co., Ltd.	1,358,957

		1,655,612

Health Care Equipment & Supplies (0.7%):
3,159	Baxter International, Inc.	204,198
152	Boston Scientific Corp.*	3,768
18,000	HOYA Corp.	899,542
1,508	Medtronic plc	121,771
100	Olympus Co., Ltd.	3,829
826	Stryker Corp.	127,898
12,748	Zimmer Holdings, Inc.	1,538,301

		2,899,307

Health Care Providers & Services (1.8%):
18,144	Acadia Healthcare Co., Inc.*^	592,039
521	Aetna, Inc.	93,983
4,100	Alfresa Holdings Corp.	96,242

Continued

6

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
5,524	Anthem, Inc.	$1,242,955
217	Express Scripts Holding Co.*	16,197
24,733	HCA Holdings, Inc.*	2,172,547
187	McKesson Corp.	29,163
4,700	Medipal Holdings Corp.	92,055
39,737	NMC Health plc	1,547,343
606,122	PT Siloam International Hospital Tbk*	427,596
2,100	Suzuken Co., Ltd.	86,421
31,311	Tenet Healthcare Corp.*^	474,675
979	UnitedHealth Group, Inc.	215,830

		7,087,046

Hotels, Restaurants & Leisure (0.5%):
225	Carnival Corp., Class A	14,933
18	Compass Group plc	389
10,200	Genting Singapore plc	9,970
60	Hilton Worldwide Holdings, Inc.	4,792
215	Las Vegas Sands Corp.	14,940
589	McDonald’s Corp.	101,379
28,573	MGM Resorts International	954,052
322	Royal Caribbean Cruises, Ltd.	38,408
5,226	Sodexo SA	701,588
662	Wyndham Worldwide Corp.	76,706
400	Wynn Resorts, Ltd.	67,436
70	Yum China Holdings, Inc.	2,801

		1,987,394

Household Durables (0.5%):
2,800	Alpine Electronics, Inc.	58,007
11,076	Berkeley Group Holdings plc (The)	627,071
1,485	Coway Co., Ltd.	135,315
5,268	Mohawk Industries, Inc.*	1,453,441
400	Panasonic Corp.	5,859
200	Sony Corp.	8,985

		2,288,678

Household Products (0.0%):
1,498	Colgate-Palmolive Co.	113,024
227	Hindustan Unilever, Ltd.	4,856
38	Kimberly-Clark Corp.	4,585
256	Procter & Gamble Co. (The)	23,521
31	Reckitt Benckiser Group plc	2,895
200	Unicharm Corp.	5,200

		154,081

Independent Power & Renewable Electricity Producers (0.2%):
4,000	China Resources Power Holdings Co.	7,448
14,067	NextEra Energy Partners LP^	606,429
10,679	Vistra Energy Corp.*^	195,639

		809,516

Industrial Conglomerates (1.3%):
240	3M Co., Class C	56,489
93,186	General Electric Co.	1,626,096
2,000	Jardine Matheson Holdings, Ltd.	121,429
75,244	Koninklijke Philips Electronics NV	2,846,238
3,708	Siemens AG, Registered Shares	514,418

Shares		Fair Value
Common Stocks, continued
Industrial Conglomerates, continued
29,751	Smiths Group plc	$595,059
4,000	Toshiba Corp.*^	11,245

		5,770,974

Insurance (1.5%):
10,427	Allstate Corp. (The)	1,091,811
51	American International Group, Inc.	3,039
78	Aon plc	10,452
278	Aviva plc	1,900
33,007	AXA SA	978,156
75,000	Cathay Financial Holding Co., Ltd.	134,516
6,959	Chubb, Ltd.	1,016,919
2,275	Hartford Financial Services Group, Inc. (The)	128,037
1,727	Legal & General Group plc	6,356
10,324	Marsh & McLennan Cos., Inc.	840,270
24,886	MetLife, Inc.	1,258,236
2	Muenchener Rueckversicherungs-Gesellschaft AG	434
12	Progressive Corp. (The)	676
502	Prudential Financial, Inc.	57,720
53	Prudential plc	1,362
364	Reinsurance Group of America, Inc.	56,759
4,671	SBI Life Insurance Co., Ltd.*	50,955
15	Swiss Re AG	1,404
19,500	Tokio Marine Holdings, Inc.	890,126
1,202	Travelers Cos., Inc. (The)	163,039
35	Zurich Insurance Group AG	10,647

		6,702,814

Internet & Direct Marketing Retail (1.2%):
3,625	Amazon.com, Inc.*	4,239,328
149	Expedia, Inc.	17,846
7	Priceline Group, Inc. (The)*	12,164
200	Rakuten, Inc.	1,829
16,758	TripAdvisor, Inc.*^	577,481

		4,848,648

Internet Software & Services (2.5%):
4,334	Alibaba Group Holding, Ltd., ADR*^	747,311
24	Alphabet, Inc., Class A*	25,282
4,113	Alphabet, Inc., Class C*	4,303,844
55,564	Cloudera, Inc.*^	917,917
95,700	Dropbox, Inc.*(a)(b)	1,358,940
295	eBay, Inc.*	11,133
15,296	Facebook, Inc., Class A*	2,699,132
5,547	Lookout, Inc.*(a)(b)	1,165
100	Tencent Holdings, Ltd.	5,170
660	VeriSign, Inc.*^	75,530

		10,145,424

IT Services (1.6%):
514	Accenture plc, Class C	78,689
151	Alliance Data Systems Corp.	38,275
12	Amadeus IT Holding SA	864
1,070	Amdocs, Ltd.	70,064
17	Automatic Data Processing, Inc.	1,992
46	Cognizant Technology Solutions Corp., Class A	3,267

Continued

7

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
IT Services, continued
59	DXC Technology Co.	$5,599
9,393	FleetCor Technologies, Inc.*	1,807,496
2,000	Fujitsu, Ltd.	14,178
6,615	Global Payments, Inc.	663,088
198	HCL Technologies, Ltd.	2,763
85,114	Infosys, Ltd.	1,387,963
7,635	International Business Machines Corp.	1,171,362
5,504	MasterCard, Inc., Class A	833,085
332	Tech Mahindra, Ltd.	2,619
7,110	Visa, Inc., Class A	810,682

		6,891,986

Life Sciences Tools & Services (0.0%):
54	Agilent Technologies, Inc.	3,616
14	Illumina, Inc.*	3,059
13	IQVIA Holdings, Inc.*	1,273
718	Thermo Fisher Scientific, Inc.	136,334

		144,282

Machinery (1.0%):
255	Caterpillar, Inc.	40,183
209	Cummins, Inc.	36,918
20,258	Doosan Bobcat, Inc.	677,651
10,308	GEA Group AG	494,199
7,200	Hino Motors, Ltd.	93,411
333	Illinois Tool Works, Inc.	55,561
85	Ingersoll-Rand plc	7,581
28,100	Komatsu, Ltd.	1,018,014
29,500	Kubota Corp.	577,737
125	PACCAR, Inc.	8,885
165	Sandvik AB	2,885
33,134	SKF AB, Class B	735,011
452	Volvo AB, Class B	8,413
334	WABCO Holdings, Inc.*	47,929

		3,804,378

Marine (0.0%):
1	A.P. Moeller — Maersk A/S, Class A	1,667
3	A.P. Moeller — Maersk A/S, Class B	5,229

		6,896

Media (2.2%):
4,341	Charter Communications, Inc., Class A*	1,458,402
97,369	Comcast Corp., Class A	3,899,628
8,573	DISH Network Corp., Class A*	409,361
15,329	I-Cable Communications, Ltd.*	451
2,623	Liberty Broadband Corp., Class A*	223,086
8,271	Liberty Broadband Corp., Class C*	704,358
11,226	Liberty Global plc, Class A*^	402,340
64	Liberty Global plc, Series C*	2,166
9,407	Liberty SiriusXM Group, Class A*	373,082
15,764	Liberty SiriusXM Group, Class C*	625,200
9,400	Nippon Television Holdings, Inc.	161,064
84,407	RAI Way SpA	515,220
72	Time Warner, Inc.	6,586
3,100	Toho Co., Ltd.	107,390
6,800	TV Asahi Holdings Corp.	136,519

Shares		Fair Value
Common Stocks, continued
Media, continued
48	Vivendi Universal SA	$1,291
54,080	Zon Multimedia Servicos de Telecommunicacoes e Multimedia SGPS SA	355,537

		9,381,681

Metals & Mining (0.1%):
35	Anglo American plc	731
128	Barrick Gold Corp.	1,852
280	BHP Billiton, Ltd.	6,444
1,900	DOWA Mining Co.	77,607
569	Eregli Demir ve Celik Fabrikalari T.A.S.	1,503
72,391	Platinum Group Metals, Ltd.*	22,007
11,061	Platinum Group Metals, Ltd.*	3,344
533	POSCO	165,520
103	Rio Tinto plc	5,435
94	Rio Tinto, Ltd.	5,546
249	Teck Cominco, Ltd., Class B	6,512
14,200	Tokyo Steel Manufacturing Co., Ltd.	127,463
326	Vale SA	3,958
550	Vedanta, Ltd.	2,835
2,900	Yamato Kogyo Co., Ltd.	84,067

		514,824

Multiline Retail (0.2%):
437	Kohl’s Corp.^	23,699
12,784	Target Corp.	834,156

		857,855

Multi-Utilities (0.8%):
73	AGL Energy, Ltd.	1,385
809	CenterPoint Energy, Inc.	22,943
1,789	Centrica plc	3,312
2,096	Dominion Energy, Inc.	169,902
803	E.ON AG	8,706
44	Engie Group	756
61,469	Innogy Se	2,395,177
3,630	National Grid plc	42,633
6,944	Sempra Energy	742,452

		3,387,266

Oil, Gas & Consumable Fuels (4.3%):
34,776	Anadarko Petroleum Corp.	1,865,385
33,191	BP plc, ADR	1,395,018
53,501	BP plc	377,244
337	Chevron Corp.	42,189
7,000	CNOOC, Ltd.	10,064
25,479	Coal India, Ltd.	104,979
107	ConocoPhillips Co.	5,873
134,367	EnCana Corp.	1,791,113
9,739	EQT Corp.	554,344
344	Exxon Mobil Corp.	28,772
23,000	Formosa Petrochemical Corp.	89,170
415	Hindustan Petroleum Corp., Ltd.	2,721
323	Indian Oil Corp., Ltd.	1,966
208	Kinder Morgan, Inc.	3,759
19,519	Marathon Petroleum Corp.	1,287,864

Continued

8

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
37,305	Oil & Natural Gas Corp., Ltd.	$114,059
49	ONEOK, Inc.	2,619
354	Petroleo Brasileiro SA*	1,719
587	Phillips 66	59,375
9,688	Pioneer Natural Resources Co.	1,674,571
43	Polski Koncern Naftowy Orlen SA	1,306
1,205	Polskie Gornictwo Naftowe i Gazownictwo SA	2,175
127,411	Reliance Industries, Ltd.	1,838,318
53	Repsol SA	937
70	Royal Dutch Shell plc, Class A	2,343
24,408	Royal Dutch Shell plc, Class A, ADR	1,628,258
38,168	Royal Dutch Shell plc, Class A	1,272,706
429	Royal Dutch Shell plc, Class B	14,466
31	SK Energy Co., Ltd.	5,904
14,967	Snam SpA	73,273
6	Suncor Energy, Inc.	220
32,300	Thai Oil Public Co., Ltd.	102,614
650	Total SA, ADR	35,932
17,028	Total SA	939,410
233	Tupras-Turkiye Petrol Rafine	7,472
1,337	Valero Energy Corp.	122,884
94,613	Williams Cos., Inc. (The)	2,884,749

		18,345,771

Personal Products (0.4%):
1,344	Amorepacific Corp.	381,775
19,407	Edgewell Personal Care Co.*^	1,152,582
100	Kao Corp.	6,765
180	LG Household & Health Care, Ltd.	199,582
162	Unilever NV	9,101

		1,749,805

Pharmaceuticals (2.2%):
8	Allergan plc	1,309
71,200	Astellas Pharma, Inc.	904,439
20,048	Bayer AG, Registered Shares	2,493,165
23	Bristol-Myers Squibb Co.	1,409
64,215	GlaxoSmithKline plc	1,135,608
2,439	Gw Pharmaceuticals, ADR*	321,972
1,315	Johnson & Johnson Co.	183,732
89	Merck & Co., Inc.	5,008
100	Mitsubishi Tanabe Pharma Corp.	2,062
101	Novartis AG, Registered Shares	8,541
2,100	Otsuka Holdings Co., Ltd.	91,977
78,571	Pfizer, Inc.	2,845,842
69	Roche Holding AG	17,457
12,986	Sanofi-Aventis SA	1,118,004
200	Shionogi & Co., Ltd.	10,815
10	UCB SA	792

		9,142,132

Professional Services (0.1%):
29	Experian plc	637
290	Manpower, Inc.	36,572

Shares		Fair Value
Common Stocks, continued
Professional Services, continued
8,345	Randstad Holding NV	$511,953
3	SGS SA, Registered Shares	7,822

		556,984

Real Estate Management & Development (1.3%):
301,000	CapitaLand, Ltd.	793,226
30,000	Hang Lung Properties, Ltd.	73,213
600	Hongkong Land Holdings, Ltd.	4,219
1,000	Longfor Properties Co., Ltd.	2,506
56,000	Sino Land Co., Ltd.	99,149
112,666	Sun Hung Kai Properties, Ltd.	1,876,832
12,000	Swire Pacific, Ltd., Class A	111,073
600	Swire Properties, Ltd.	1,935
42,143	The St. Joe Co.*^	760,681
14,611	Vonovia SE	723,158
19,000	Wharf Holdings, Ltd. (The)	65,703
20,000	Wharf Real Estate Investment Co., Ltd.*	133,118

		4,644,813

Road & Rail (1.0%):
78	Canadian National Railway Co.	6,433
66,400	ComfortDelGro Corp., Ltd.	98,217
32	CSX Corp.	1,760
20,600	East Japan Railway Co.	2,008,583
12,483	Kansas City Southern	1,313,461
100	Kintetsu Corp.	3,825
12,000	Kyushu Railway Co.	371,344
21	Norfolk Southern Corp.	3,043
5,300	Seino Holdings Co., Ltd.	83,945
28	Union Pacific Corp.	3,755
7,900	West Japan Railway Co.	576,407

		4,470,773

Semiconductors & Semiconductor Equipment (1.3%):
259	Applied Materials, Inc.	13,240
2	Broadcom, Ltd.	514
1,690	Intel Corp.	78,010
554	KLA-Tencor Corp.	58,209
45	Lam Research Corp.	8,283
164	Micron Technology, Inc.*	6,744
7	NVIDIA Corp.	1,355
53,731	QUALCOMM, Inc.	3,439,858
28,800	Renesas Electronics Corp.*	333,410
11,600	ROHM Co., Ltd.	1,278,124
73	SK Hynix, Inc.	5,155
17,000	Taiwan Semiconductor Manufacturing Co., Ltd.	130,666
134	Texas Instruments, Inc.	13,995

		5,367,563

Software (3.1%):
10,014	Activision Blizzard, Inc.	634,086
547	Adobe Systems, Inc.*	95,856
8	Autodesk, Inc.*	839
335	CA, Inc.	11,149
107	Check Point Software Technologies, Ltd.*^	11,087
101	Dell Technologies, Inc., Class V*	8,209
6,063	Electronic Arts, Inc.*	636,979

Continued

9

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Software, continued
584	Intuit, Inc.	$92,144
86,582	Microsoft Corp.	7,406,224
308	Oracle Corp.	14,562
111	SAP AG	12,445
39,037	Snap, Inc., Class A*^	570,331
33	Symantec Corp.^	926
68,532	Uber Technologies, Inc.*(a)(b)	2,259,500
5,380	VMware, Inc., Class A*^	674,222

		12,428,559

Specialty Retail (0.8%):
621	Home Depot, Inc. (The)	117,698
1,660	Hotel Shilla Co., Ltd.	131,425
2,231	Lowe’s Cos., Inc.	207,349
7,865	O’Reilly Automotive, Inc.*^	1,891,847
323	Ross Stores, Inc.	25,921
700	Shimamura Co., Ltd.	77,004
8,454	TJX Cos., Inc. (The)	646,393
11,753	Williams-Sonoma, Inc.^	607,630

		3,705,267

Technology Hardware, Storage & Peripherals (1.5%):
32,737	Apple, Inc.	5,540,082
430	Hewlett Packard Enterprise Co.	6,175
659	HP, Inc.	13,846
4,000	Pegatron Corp.	9,670
45,476	Pure Storage, Inc., Class A*^	721,249
9	Samsung Electronics Co., Ltd.	21,385
517	Western Digital Corp.	41,117

		6,353,524

Textiles, Apparel & Luxury Goods (0.2%):
16	Adidas AG	3,194
12,670	Luxottica Group SpA	776,341
4	LVMH Moet Hennessy Louis Vuitton SA	1,175
239	PVH Corp.	32,793
78	Swatch Group AG (The), Registered Shares	5,963

		819,466

Thrifts & Mortgage Finance (0.1%):
7,983	Housing Development Finance Corp., Ltd.	213,678

Tobacco (0.1%):
174	Imperial Tobacco Group plc, Class A	7,434
100	Japan Tobacco, Inc.	3,221
5,110	KT&G Corp.	551,488
135	Philip Morris International, Inc.	14,263

		576,406

Trading Companies & Distributors (0.0%):
700	Marubeni Corp.	5,084
433	United Rentals, Inc.*	74,437

		79,521

Transportation Infrastructure (0.0%):
65	Aena SA	13,157
46	Atlantia SpA	1,451
3,800	Kamigumi Co., Ltd.	83,999

		98,607

Shares		Fair Value
Common Stocks, continued
Wireless Telecommunication Services (1.2%):
33,500	Advanced Information Service plc	$196,365
1,000	China Mobile, Ltd.	10,123
111,000	Far EasTone Telecommunications Co., Ltd.	274,200
85,100	Intouch Holdings Public Co., Ltd.	146,765
5,500	KDDI Corp.	136,954
26	MTN Group, Ltd.	288
646	SK Telecom Co., Ltd.	161,196
99,000	Taiwan Mobile Co., Ltd.	357,659
20,129	Vodafone Group plc, ADR^	642,115
750,920	Vodafone Group plc	2,371,754

		4,297,419

Total Common Stocks (Cost $186,122,892)		233,902,661

Preferred Stocks (0.8%):
Banks (0.1%):
240	Banco Bradesco SA, 0.51%	2,450
14,150	Citigroup Capital XIII, Series A, 7.75%^	388,842
318	Itau Unibanco Holding SA, Series S, 0.42%	4,083
84,000	USB Capital IX, 3.50%(US0003M+102bps)	76,020

		471,395

Consumer Finance (0.1%):
16,151	GMAC Capital Trust I, Series 2, 7.20%^	419,118

Health Care Providers & Services (0.3%):
16,042	Anthem, Inc., 5.25%^	898,353
143,925	Grand Rounds, Inc., Series C*(a)(b)	410,186

		1,308,539

Internet Software & Services (0.1%):
63,925	Lookout, Inc. Preferred Shares, Series F*(a)(b)	596,420

Software (0.2%):
116,157	Palantir Technologies, Inc., Series I*(a)(b)	658,610

Technology Hardware, Storage & Peripherals (0.0%):
4	Samsung Electronics Co., Ltd., 1.34%	7,799

Total Preferred Stocks (Cost $3,360,442)		3,461,881

Warrant (0.0%):
Paper & Forest Products (0.0%):
157,250	TFS Corp., Ltd.	11

Total Warrant (Cost $—)		11

Convertible Preferred Stocks (0.9%):
Banks (0.0%):
125	Wells Fargo & Co., Series L, Class A, 7.5%	163,749

Equity Real Estate Investment Trusts (0.2%):
526	Crown Castle International Corp., Series A, 8.68%^	593,749
6,022	Welltower, Inc., Series I, 6.50%^	360,537

		954,286

Internet Software & Services (0.2%):
144,482	Domo, Inc., Series E*(a)(b)	905,902

Multi-Utilities (0.2%):
12,830	Dominion Resources, Inc., Series A, 6.75%^	662,798

Wireless Telecommunication Services (0.3%):
6,269	Mandatory Exchange Trust, 5.75%(c)	1,220,950

Total Convertible Preferred Stocks (Cost $3,430,141)		3,907,685

Continued

10

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Private Placements (0.0%):
Household Durables (0.0%):
$3,065,000	AliphCom, Inc., 12.00%, 4/1/20(a)(b)	$12,567
23,389	Jawbone, 0.00%*(a)(b)	31,893

		44,460

Oil, Gas & Consumable Fuels (0.0%):
268,000	Aliphcom, 12.00%, 4/1/20(a)(b)	1,099

Total Private Placements (Cost $3,333,000)		45,559

Convertible Bonds (0.4%):
Food Products (0.0%):
400,000	REI Agro, Ltd., Registered Shares, 5.50%, 11/13/14(a)(b)(d)	—

Oil, Gas & Consumable Fuels (0.1%):
631,620	Dana Gas Sukuk, Ltd., 7.00%, 10/31/18(a)	517,928

Pharmaceuticals (0.3%):
600,000	Bayer Capital Corp. BV, 5.63%, 11/22/19+(c)	808,943

Real Estate Management & Development (0.0%):
250,000	CapitaLand, Ltd., 1.95%, 10/17/23+(c)	188,374

Total Convertible Bonds (Cost $1,851,930)		1,515,245

Bank Loans (0.4%):
Capital Markets (0.2%):
101,695	Sheridan Production Partners, 4.98%, 12/2/20	87,796
37,937	Sheridan Production Partners, 4.98%, 12/16/20(e)	32,752
730,890	Sheridan Production Partners, 4.98%, 12/16/20(e)	631,000

		751,548

Energy Equipment & Services (0.1%):
371,737	Seadrill, Ltd., 4.69%, 2/21/21	299,248

Hotels, Restaurants & Leisure (0.1%):
522,684	Hilton Worldwide Finance LLC, 3.55%, 10/25/23	525,099

Oil, Gas & Consumable Fuels (0.0%):
254,386	Fieldwood Energy LLC, 8.69%, 9/30/20	81,614
111,961	Fieldwood Holdings LLC, 8.82%, 8/31/20	100,765

		182,379

Total Bank Loans (Cost $2,021,409)		1,758,274

Collateralized Mortgage Obligations (0.1%):
459,000	Logistics UK, Class F, Series 2015-1A, 1.21%, 8/20/25(a)(f)	617,841

Total Collateralized Mortgage Obligations (Cost $691,605)		617,841

Corporate Bonds (2.5%):
Banks (0.5%):
348,000	Bank of America Corp., 3.30%, 1/11/23, MTN	356,003
162,000	Bank of America Corp., 4.00%, 1/22/25, MTN	168,539
312,000	Citigroup, Inc., 2.70%, 3/30/21	312,948
149,000	Citigroup, Inc., 2.90%, 12/8/21, Callable 11/8/21 @ 100	149,981
373,000	Citigroup, Inc., Series O, 5.87% (US0003M + 406 bps), 12/29/49, Callable 3/27/20 @ 100	386,987
137,000	JPMorgan Chase & Co., 4.35%, 8/15/21	145,304
351,000	JPMorgan Chase & Co., 2.36% (US0003M + 100 bps), 1/15/23, Callable 1/15/22 @ 100	355,723
85,000	Santander Holdings USA, 3.70%, 3/28/22, Callable 2/28/22 @ 100(c)	86,023

		1,961,508

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Capital Markets (0.1%):
$323,000	Goldman Sachs Group, Inc. (The), Series M, 5.38% (US0003M + 392 bps), 12/31/49, Callable 5/10/20 @ 100	$332,690
228,000	Morgan Stanley, Series H, 5.45% (US0003M + 361 bps), 7/29/49, Callable 7/15/19 @ 100	234,042

		566,732

Chemicals (0.0%):
115,000	Sherwin-Williams, 2.75%, 6/1/22, Callable 5/1/22 @ 100	114,554

Communications Equipment (0.0%):
53,000	Hughes Satellite Systems Corp., 7.63%, 6/15/21	58,565

Consumer Finance (0.1%):
191,000	Ally Financial, Inc., 3.50%, 1/27/19	191,955
200,000	American Express Co., Series C, 4.90% (US0003M + 329 bps), 12/29/49, Callable 3/15/20 @ 100^	204,000
125,000	General Motors Financial Co., Inc., 3.45%, 4/10/22, Callable 2/10/22 @ 100	126,666
87,000	Synchrony Financial, 3.75%, 8/15/21, Callable 6/15/21 @ 100	89,211

		611,832

Diversified Telecommunication Services (0.9%):
475,000	AT&T, Inc., 3.00%, 6/30/22, Callable 4/30/22 @ 100	475,844
465,000	AT&T, Inc., 2.85%, 2/14/23, Callable 1/14/23 @ 100	466,844
75,000	AT&T, Inc., 4.45%, 4/1/24, Callable 1/1/24 @ 100	79,336
831,000	AT&T, Inc., 3.40%, 8/14/24, Callable 6/14/24 @ 100^	835,267
1,506,000	Verizon Communications, 3.13%, 3/16/22	1,526,941
149,000	Verizon Communications, Inc., 2.63%, 8/15/26^	140,341

		3,524,573

Health Care Equipment & Supplies (0.2%):
135,000	Becton Dickinson & Co., 3.36%, 6/6/24, Callable 4/6/24 @ 100	135,377
306,000	Becton, Dickinson & Co., 3.13%, 11/8/21	308,581
245,000	Becton, Dickinson & Co., 2.89%, 6/6/22, Callable 5/6/22 @ 100	243,467

		687,425

Industrial Conglomerates (0.1%):
318,000	General Electric Co., Series D, 5.00% (US0003M + 333 bps), 12/31/49, Callable 1/21/21 @ 100	327,731

Insurance (0.1%):
173,000	Prudential Financial, Inc., 5.87% (US0003M + 418 bps), 9/15/42, Callable 9/15/22 @ 100	189,003
115,000	Prudential Financial, Inc., 5.63% (US0003M + 392 bps), 6/15/43, Callable 6/15/23 @ 100^	124,545

		313,548

Internet Software & Services (0.0%):
159,000	eBay, Inc., 2.75%, 1/30/23, Callable 12/30/22 @ 100	157,451

Continued

11

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Media (0.1%):
$200,000	NBCUniversal Enterprise, Inc., 5.25%, 12/31/99, Callable 3/19/21 @ 100(c)	$212,500

Oil, Gas & Consumable Fuels (0.0%):
151,147	Fieldwood Energy LLC, 8.82%, 9/30/20	103,788

Personal Products (0.1%):
171,000	Edgewell Personal Care Co., 4.70%, 5/19/21	176,558
149,000	Edgewell Personal Care Co., 4.70%, 5/24/22	152,725

		329,283

Pharmaceuticals (0.0%):
149,000	Forest Laboratories, Inc., 5.00%, 12/15/21, Callable 9/16/21 @ 100(c)	159,352

Software (0.0%):
80,000	Activision Blizzard, Inc., 2.30%, 9/15/21, Callable 8/15/21 @ 100	78,950

Technology Hardware, Storage & Peripherals (0.3%):
531,000	Apple, Inc., 3.35%, 2/9/27, Callable 11/9/26 @ 100	543,942
510,000	Apple, Inc., 3.20%, 5/11/27, Callable 2/11/27 @ 100	516,477

		1,060,419

Total Corporate Bonds (Cost $10,170,606)		10,268,211

Foreign Bonds (8.2%):
Banks (0.2%):
330,000	Lloyds TSB Bank plc, Series E, 13.00%(GUKG5+1,340bps), 1/29/49, Callable 1/21/29 @ 126+	834,577

Sovereign Bond (8.0%):
1,888,000	Australian Government, Series 124, 5.75%, 5/15/21+(c)	1,642,203
2,111,000	Australian Government, Series 133, 5.50%, 4/21/23+(c)	1,900,923
4,986,000	Australian Government, Series 137, 2.75%, 4/21/24+(c)	3,952,969
1,269,000	Australian Government, 3.00%, 3/21/47+(c)	923,680
1,145,000	Brazil Nota do Tesouro Nacional, Series NTNB, 6.00%, 8/15/22+(g)	1,127,464
6,911,000	Brazil Nota do Tesouro Nacional, Series NTNF, 10.00%, 1/1/23+(g)	2,109,357
4,930,000	Brazil Nota do Tesouro Nacional, Series NTNF, 0.15%, 1/1/27+(g)	1,466,084
1,778,707	Bundesrepub. Deutshland, 0.29%, 8/15/26+(c)	2,081,595
4,001,000	Canadian Government, 0.50%, 8/1/18+	3,168,105
1,018,000	Canadian Government, 0.75%, 3/1/21+	784,536
532,000	Italy Buoni Poliennali Del Tesoro, 1.85%, 5/15/24+	660,358
218,500,000	Japan Treasury Discount Bill, Series 362, 0.10%, 3/15/18+	1,940,395
273,450,000	Japan Treasury Discount Bill, Series 369, 0.10%, 10/15/18+	2,431,899
29,209,300	Mexican Bonos Desarr, 8.50%, 12/13/18+(h)	1,496,333
3,672,000	Poland Government Bond, Series 0725, 3.25%, 7/25/25+	1,064,128
3,695,000	Poland Government Bond, Series 0726, 2.50%, 7/25/26+	1,004,320
12,214,000	Poland Government Bond, 2.50%, 7/25/27+	3,283,897

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bond, continued
$217,000	Republic of Argentina, 3.88%, 1/15/22+(c)	$274,011
410,000	Republic of Argentina, 3.38%, 1/15/23+	501,607
28,603,100	United Mexican States, 6.50%, 6/9/22+(h)	1,392,733

		33,206,597

Total Foreign Bonds (Cost $32,986,675)		34,041,174

Yankee Dollars (2.7%):
Banks (0.3%):
273,000	Export-Import Bank of Korea, 2.63%, 12/30/20	270,589
614,000	HSBC Holdings plc, 6.38% (USISDA05 + 371 bps), 12/29/49, Callable 9/17/24 @ 100	653,910

		924,499

Capital Markets (0.1%):
207,000	UBS Group AG, 4.13%, 9/24/25(c)	217,237

Diversified Telecommunication Services (0.2%):
260,000	Intelsat Jackson Holdings SA, 7.50%, 4/1/21, Callable 2/5/18 @ 102.5	236,600
89,000	Intelsat Jackson Holdings SA, 8.00%, 2/15/24, Callable 2/15/19 @ 104^(c)	93,673
289,000	Telecom Italia SpA, 5.30%, 5/30/24^(c)	308,508

		638,781

Food Products (0.1%):
408,000	Danone SA, 2.59%, 11/2/23, Callable 9/2/23 @ 100(c)	397,884

Industrial Conglomerates (0.0%):
200,000	Odebrecht Finance, Ltd., 4.38%, 4/25/25(c)	59,000

Oil, Gas & Consumable Fuels (0.5%):
288,000	Petrobras Global Finance, 6.13%, 1/17/22	305,640
340,000	Petrobras Global Finance, 7.38%, 1/17/27^	374,340
339,000	Petroleos Mexicanos, 5.19% (US0003M + 365 bps), 3/11/22^(c)	372,220
754,000	Petroleos Mexicanos, 4.63%, 9/21/23	775,677

		1,827,877

Paper & Forest Products (0.2%):
1,018,000	TFS Corp., Ltd., 8.75%, 8/1/23, Callable 8/1/19 @ 106.56(a)	712,600

Pharmaceuticals (0.1%):
300,000	Actavis Funding SCS, 3.45%, 3/15/22, Callable 1/15/22 @ 100	304,816

Road & Rail (0.0%):
527,380	Inversiones Alsacia SA, 8.00%, 12/31/18, Callable 1/22/18 @ 100(a)(d)	13,185

Sovereign Bond (1.2%):
1,071,000	Federal Republic of Brazil, 4.63%, 1/13/28, Callable 10/13/27 @ 100^	1,075,820
747,000	Federal Republic of Brazil, 5.00%, 1/27/45	696,204
206,000	Federal Republic of Brazil, 5.63%, 2/21/47^	210,429
429,000	Republic of Argentina, 6.88%, 4/22/21	467,181
780,000	Republic of Argentina, 5.63%, 1/26/22^	822,900
729,000	Republic of Argentina, 7.50%, 4/22/26^	825,336

Continued

12

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Sovereign Bond, continued
$527,000	Republic of Argentina, 6.88%, 1/26/27^	$575,748
874,000	Republic of Hungary, 6.38%, 3/29/21	970,210
200,000	Republic of Indonesia, 3.70%, 1/8/22(c)	205,553
144,000	Republic of Poland, 5.00%, 3/23/22	157,680

		6,007,061

Total Yankee Dollars (Cost $11,673,197)		11,102,940

U.S. Treasury Obligations (21.7%):
U.S. Treasury Bills (6.8%)
9,000,000	1.06%, 1/2/18(i)	9,000,000
14,000,000	0.57%, 1/4/18(i)	13,999,117
1,000,000	0.96%, 1/11/18(i)	999,706
3,000,000	1.10%, 1/18/18(i)	2,998,348
1,000,000	1.19%, 2/1/18(i)	998,945

		27,996,116

U.S. Treasury Notes (14.9%)
1,000,000	1.25%, 12/15/18(j)	994,766
872,100	1.13%, 7/31/21	843,348
13,205,400	2.00%, 10/31/22	13,090,369
13,953,200	2.00%, 11/30/22	13,826,204
10,100,400	2.13%, 9/30/24	9,973,356
10,490,000	2.25%, 10/31/24	10,441,648
13,706,800	2.25%, 11/15/27	13,513,513

		62,683,204

Total U.S. Treasury Obligations (Cost $91,039,322)		90,679,320

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Purchased Options (0.3%):
Total Purchased Options (Cost $815,159)		$1,171,821

Purchased Currency Options (0.1%):
Total Purchased Options (Cost $297,701)		411,269

Purchased Swaptions (0.0%):
Total Purchased Swaptions (Cost $287,138)		92,200

Exchange Traded Funds (3.7%):
2,334	ETFS Platinum Trust(j)	206,489
2,764	ETFS Physical Palladium Shares(j)	280,684
61,700	iShares Gold Trust(j)	771,867
116,243	SPDR Gold Trust(j)	14,373,447

Total Exchange Traded Fund (Cost $15,147,927)		15,632,487

Securities Held as Collateral for Securities on Loan (4.1%):
$17,308,385	AZL BlackRock Global Allocation Fund Securities Lending Collateral Account(k)	17,308,385

Total Securities Held as Collateral for Securities on Loan (Cost $17,308,385)		17,308,385

Unaffiliated Investment Company (2.1%):
8,839,261	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.11%(i)(j)	8,839,261

Total Unaffiliated Investment Company (Cost $8,839,261)		8,839,261

Total Investment Securities (Cost $389,376,790)(l) — 104.0%		434,756,225
Net other assets (liabilities) — (4.0)%		(17,090,238)

Net Assets — 100.0%		$417,665,987

Percentages indicated are based on net assets as of December 31, 2017.

ADR—American Depositary Receipt

GUKG5—UK Govt Bonds 5 Year Note Generic Bid Yield

MTN—Medium Term Note

SPDR—Standard & Poor’s Depository Receipts

US0003M—3 Month US Dollar LIBOR

USISDA05—5 Year ICE Swap Rate

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $16,727,800.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 1.94% of the net assets of the fund.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2017. The total of all such securities represent 1.49% of the net assets of the fund.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(d)	Defaulted bond.

(e)	The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.16% of the net assets of the Fund.

(f)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2017.

(g)	Principal amount is stated in 1,000 Brazilian Real Units.

(h)	Principal amount is stated in 100 Mexican Peso Units.

(i)	The rate represents the effective yield at December 31, 2017.

(j)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”).

(k)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(l)	See Federal Tax Information listed in the Notes to the Consolidated Financial Statements.

Continued

13

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2017: (Unaudited)

Country	Percentage
Argentina	0.7%
Australia	2.0%
Belgium	0.4%
Bermuda	— %^
Brazil	1.8%
Canada	1.3%
Cayman Islands	— %^
Chile	— %^
China	0.2%
Czech Republic	— %^
Denmark	— %^
European Community	0.2%
Finland	0.2%
France	2.7%
Germany	2.5%
Guernsey	— %^
Hong Kong	0.8%
Hungary	0.2%
India	1.4%
Indonesia	0.1%
Ireland (Republic of)	— %^
Israel	— %^
Italy	1.3%

Country	Percentage
Japan	9.0%
Jersey	0.2%
Liberia	— %^
Luxembourg	0.1%
Mexico	1.0%
Netherlands	1.7%
Norway	— %^
Panama	— %^
Poland	1.2%
Portugal	0.1%
Republic of Korea (South)	0.7%
Singapore	0.2%
South Africa	— %^
Spain	0.4%
Sweden	0.2%
Switzerland	1.4%
Taiwan, Province Of China	0.6%
Thailand	0.2%
Turkey	— %^
United Arab Emirates	0.4%
United Kingdom	3.7%
United States	63.1%

100.0%

^	Represents less than 0.05%.

Futures Contracts

Cash of $579,570 has been segregated to cover margin requirements for the following open contracts as of December 31, 2017:

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
DJ EURO STOXX 50 March Futures (Euro)	3/16/18	4	(167,622)	$3,436
NASDAQ 100 E-Mini March Futures (U.S. Dollar)	3/16/18	24	(3,076,200)	(10,184)
Nikkei 225 Index March Futures (Japanese Yen)	3/8/18	4	(402,982)	(644)
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/16/18	12	(1,605,600)	(16,821)

				$(24,213)

Option Contracts

At December 31, 2017, the Fund’s over-the-counter options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value
BP plc	UBS Warburg	Call	40.00 USD	1/18/19	33,891	$1,355,640	$121,622
Chevron Corp.	UBS Warburg	Call	125.00 USD	1/18/19	10,746	1,343,250	90,411
Conocophilips	UBS Warburg	Call	52.50 USD	1/18/19	17,866	937,965	117,607
Euro Stoxx 50 Index	Deutsche Bank	Call	3426.55 EUR	9/21/18	106	363,214	21,106
Exxon Mobil Corp.	UBS Warburg	Call	95.00 USD	1/18/19	7,306	694,070	8,264

Continued

14

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount(a)	Fair Value
Franklin Resources, Inc.	Goldman Sachs	Call	45.00	USD	1/19/18	10,439	469,755	$2,339
Occidental Petroleum Corp.	UBS Warburg	Call	75.00	USD	1/18/19	15,702	1,177,650	79,436
Royal Dutch Shell plc	UBS Warburg	Call	60.00	USD	1/18/19	19,345	1,160,700	147,293
S&P 500 Index	Deutsche Bank	Call	2685.00	USD	1/19/18	1,326	3,560,310	19,467
S&P 500 Index	BNP Paribas	Call	2690.00	USD	2/16/18	1,594	4,287,860	37,466
S&P 500 Index	UBS Warburg	Call	2670.00	USD	3/16/18	903	2,411,010	43,573
S&P 500 Index	Bank of America	Call	2675.00	USD	3/16/18	903	2,415,525	40,721
S&P 500 Index	Societe Generale	Call	2675.00	USD	3/29/18	637	1,703,975	32,790
S&P 500 Index	Morgan Stanley	Call	2695.00	USD	4/20/18	465	1,253,175	22,451
S&P 500 Index	Citigroup	Call	2700.00	USD	4/20/18	531	1,433,700	24,074
Schlumberger, Ltd.	UBS Warburg	Call	90.00	USD	1/18/19	10,576	951,840	7,654
SPDR Gold Shares(b)	Morgan Stanley	Call	125.00	USD	1/19/18	5,374	671,750	3,353
SPDR Gold Shares(b)	Morgan Stanley	Call	126.00	USD	1/19/18	5,375	677,250	2,134
SPDR Gold Shares(b)	Morgan Stanley	Call	130.00	USD	2/16/18	13,501	1,755,130	4,657
SPDR Gold Shares(b)	Morgan Stanley	Call	127.00	USD	3/16/18	13,457	1,709,039	16,171
Suncor Energy, Inc.	UBS Warburg	Call	35.00	USD	1/18/19	22,818	798,630	94,438
Synchrony Financial	Goldman Sachs	Call	35.00	USD	1/19/18	11,562	404,670	43,731
Tokyo Stock Exchange Price Index	Morgan Stanley	Call	1785.00	JPY	1/12/18	132,185	235,950,225	46,124
Tokyo Stock Exchange Price Index	Citigroup	Call	1785.00	JPY	2/09/18	95,294	170,099,790	45,849
Tokyo Stock Exchange Price Index	Morgan Stanley	Call	1800.00	JPY	3/09/18	105,769	190,384,200	52,186
Total SA	UBS Warburg	Call	60.00	USD	1/18/19	23,303	1,398,180	37,437
Travelers Companies, Inc.	Goldman Sachs	Call	135.00	USD	1/19/18	4,163	562,005	8,855
SPDR Gold Shares(b)	Morgan Stanley	Put	117.00	USD	1/19/18	10,749	1,257,633	612

Total (Cost $815,159)								$1,171,821

At December 31, 2017, the Funds’s over-the-counter options written were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount(a)	Fair Value
FleetCor Technologies, Inc.	Barclays Bank	Call	180.00	USD	1/18/19	1,321	237,780	$(39,108)
Pioneer Natural Resources Co.	UBS Warburg	Call	165.00	USD	1/18/19	2,826	466,290	(78,241)
SPDR Gold Shares(b)	Morgan Stanley	Call	140.00	USD	3/16/18	13,457	1,883,980	(1,705)
Synchrony Financial	Bank of America	Call	35.00	USD	1/19/18	11,562	404,670	(43,731)
United Continental Holdings, Inc.	Deutsche Bank	Call	75.00	USD	1/18/19	3,469	260,175	(22,065)
BP plc	UBS Warburg	Put	25.00	USD	1/18/19	33,891	847,275	(5,745)
Chevron Corp.	UBS Warburg	Put	80.00	USD	1/18/19	10,746	859,680	(6,900)
Conocophilips	UBS Warburg	Put	35.00	USD	1/18/19	17,866	625,310	(7,615)
Euro Stoxx 50 Index	Deutsche Bank	Put	2586.07	EUR	9/21/18	106	274,123	(2,563)
Exxon Mobil Corp.	UBS Warburg	Put	60.00	USD	1/18/19	7,306	438,360	(4,292)
Occidental Petroleum Corp.	UBS Warburg	Put	45.00	USD	1/18/19	15,702	706,590	(7,450)
Royal Dutch Shell plc	UBS Warburg	Put	40.00	USD	1/18/19	19,345	773,800	(3,160)
S&P 500 Index	Deutsche Bank	Put	2500.00	USD	1/19/18	663	1,657,500	(1,921)
S&P 500 Index	BNP Paribas	Put	2450.00	USD	2/16/18	797	1,952,650	(4,405)
Schlumberger, Ltd.	UBS Warburg	Put	60.00	USD	1/18/19	10,576	634,560	(35,493)
SPDR Gold Shares(b)	Morgan Stanley	Put	120.00	USD	1/19/18	10,749	1,289,880	(1,885)
SPDR Gold Shares(b)	Morgan Stanley	Put	115.00	USD	2/16/18	9,491	1,091,465	(1,007)
SPDR Gold Shares(b)	Morgan Stanley	Put	115.00	USD	3/16/18	5,666	651,590	(1,176)
Suncor Energy, Inc.	UBS Warburg	Put	25.00	USD	1/18/19	22,818	570,450	(11,005)
Tokyo Stock Exchange Price Index	Citigroup	Put	1675.00	JPY	2/09/18	95,294	159,617,450	(3,897)
Tokyo Stock Exchange Price Index	Morgan Stanley	Put	1650.00	JPY	3/09/18	105,769	174,518,850	(7,475)
Total SA	UBS Warburg	Put	40.00	USD	1/18/19	23,303	932,120	(11,335)

Total (Premiums $554,141)								$(302,174)

Continued

15

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

At December 31, 2017, the Fund’s over-the-counter currency options purchased were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Notional Value	Fair Value
European Dollar Call Currency Option (EUR/USD)	UBS Warburg	Call	1.20 EUR	3/27/18	10,512,802	$220,129
European Dollar Call Currency Option (EUR/USD)	Barclays Bank	Call	1.19 EUR	5/18/18	53,161	180,046
Japanese Yen Put Currency Option (JPY/USD)	BNP Paribas	Put	111.75 JPY	1/12/18	53,448	11,094

Total (Cost $297,701)						$411,269

At December 31, 2017, the Fund’s over-the-counter currency options written were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Notional Value	Fair Value
Japanese Yen Call Currency Option (USD/JPY)	BNP Paribas	Call	115.00 USD	1/12/18	(53,448)	$(1,582)
South African Rand Call Currency Option (USD/ZAR)	BNP Paribas	Call	15.25 USD	1/26/18	(13,299)	(594)
Japanese Yen Put Currency Option (USD/JPY)	BNP Paribas	Put	108.00 USD	1/12/18	(53,448)	(768)

Total (Premiums $95,352)						$(2,944)

At December 31, 2017, the Fund’s open over-the-counter interest rate swaptions purchased were as follows:

Description and terms of payments to be received from another party	Description and terms of payments to be paid to another party	Expiration Date	Counterparty	Notional Amount (Local)		Value	Unrealized Appreciation/ (Depreciation)
Fixed 2.46% Semi-annually	3-Month U.S. Dollar Libor BBA Quarterly	1/4/18	Goldman Sachs	538	USD	$2,849	$(17,684)
Fixed 1.07% Semi-annually	6-Month Japanese Yen LIBOR Rate BBA Semi-annually	4/4/18	Deutsche Bank	1,006,980	JPY	3	(21,144)
Fixed 2.15% Semi-annually	3-Month U.S. Dollar Libor BBA Quarterly	4/24/18	Goldman Sachs	2,680	USD	73,242	(111,125)
Fixed 2.75% Quarterly	3-Month US Dollar LIBOR BBA Quarterly	5/2/18	Goldman Sachs	126	USD	16,106	(44,985)

Total (Cost $287,138)						$92,200	$(194,938)

At December 31, 2017, the Fund’s open over-the-counter interest rate swaptions written were as follows:

Description and terms of payments to be received from another party	Description and terms of payments to be paid to another party	Expiration Date	Counterparty	Notional Amount (Local)		Value	Unrealized Appreciation/ (Depreciation)
Fixed 2.61% Semi-annually	3-Month U.S. Dollar Libor BBA Quarterly	1/4/18	Goldman Sachs	(538)	USD	$(102)	$3,486
Fixed 2.4% Semi-annually	3-Month U.S. Dollar Libor BBA Quarterly	4/24/18	Goldman Sachs	(1,340)	USD	(43,195)	22,191
Fixed 1.9% Semi-annually	3-Month U.S. Dollar Libor BBA Quarterly	4/28/18	Goldman Sachs	(2,680)	USD	(17,988)	60,797
Fixed 2.50% Quarterly	3-Month US Dollar LIBOR BBA Quarterly	5/2/18	Goldman Sachs	(575)	USD	(12,174)	30,603

Total (Premiums $190,536)						$(73,459)	$117,077

Forward Currency Contracts

At December 31, 2017, the Fund’s open forward currency contracts were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
U.S. Dollar	1,033,000	Mexican Peso	19,196,961	UBS Warburg	1/11/18	$58,560
U.S. Dollar	826,000	Mexican Peso	15,771,644	Deutsche Bank	1/18/18	26,515
U.S. Dollar	2,423,339	Australian Dollar	3,095,000	Goldman Sachs	1/25/18	8,903
U.S. Dollar	947,653	New Zealand Dollar	1,325,000	JPMorgan Chase	2/22/18	9,576
U.S. Dollar	875,157	European Euro	738,000	UBS Warburg	2/26/18	(13,170)
U.S. Dollar	383,809	British Pound	290,000	UBS Warburg	2/26/18	(8,368)
U.S. Dollar	427,691	Australian Dollar	550,000	Citigroup	4/6/18	(1,266)
U.S. Dollar	1,060,911	Australian Dollar	1,395,000	Deutsche Bank	4/13/18	(27,067)

						$53,683

Continued

16

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
Long Contracts:
British Pound	789,000	U.S. Dollar	1,037,653	JPMorgan Chase	2/8/18	$28,792
British Pound	789,000	U.S. Dollar	1,037,890	JPMorgan Chase	2/16/18	28,798
British Pound	787,000	U.S. Dollar	1,035,476	JPMorgan Chase	2/23/18	28,720
European Euro	1,628,000	U.S. Dollar	1,922,017	UBS Warburg	3/15/18	39,725
European Euro	876,000	Polish Zloty	3,713,101	Deutsche Bank	3/16/18	(11,793)
European Euro	1,255,000	U.S. Dollar	1,485,976	UBS Warburg	3/16/18	26,401
European Euro	1,633,000	U.S. Dollar	1,931,676	UBS Warburg	4/12/18	39,723
Japanese Yen	6,817,986	U.S. Dollar	60,424	BNP Paribas SA	1/4/18	107
Japanese Yen	7,345,532	U.S. Dollar	65,276	Barclays Bank	1/5/18	(57)
Japanese Yen	115,725,000	U.S. Dollar	1,031,027	Barclays Bank	3/8/18	(361)
Japanese Yen	138,290,000	U.S. Dollar	1,224,805	Goldman Sachs	3/15/18	7,398
New Zealand Dollar	1,325,000	U.S. Dollar	913,091	JPMorgan Chase	2/22/18	24,986
Norwegian Krone	6,648,000	U.S. Dollar	833,041	Morgan Stanley	1/26/18	(22,358)
Swedish Krona	8,719,893	European Euro	882,000	Deutsche Bank	3/22/18	5,445
Swedish Krona	8,722,980	European Euro	882,000	BNP Paribas SA	3/29/18	5,803

						$201,329

Swap Agreements

At December 31, 2017, the Fund’s open over-the-counter credit default swap agreements (buy protection) were as follows:(c)

Description	Counterparty	Payment Frequency	Implied Credit Spread at December 31, 2017(d)	Expiration Date	Notional Amount(e)	Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Airbus SE	Barclays Bank	Quarterly	0.28%	6/20/22	269,838 EUR	$(10,491)	$(9,250)	$(1,241)
Airbus SE	Barclays Bank	Quarterly	0.28%	6/20/22	134,950 EUR	(5,247)	(4,979)	(268)
AKZO Nobel	Barclays Bank	Quarterly	0.46%	6/20/22	269,838 EUR	(7,870)	(6,389)	(1,481)
BASF SE	Barclays Bank	Quarterly	0.24%	6/20/22	269,838 EUR	(11,041)	(9,973)	(1,068)
Bayer AG	Barclays Bank	Quarterly	0.33%	6/20/22	269,838 EUR	(9,712)	(8,962)	(750)
BP Capital Markets	Barclays Bank	Quarterly	0.40%	6/20/22	269,838 EUR	(8,769)	(6,388)	(2,381)
Royal Dutch Shell plc	Barclays Bank	Quarterly	0.28%	6/20/22	134,950 EUR	(5,222)	(4,465)	(757)
Royal Dutch Shell plc	Barclays Bank	Quarterly	0.28%	6/20/22	269,838 EUR	(10,442)	(8,100)	(2,342)
Saint-Gobain	Barclays Bank	Quarterly	0.36%	6/20/22	269,838 EUR	(9,313)	(7,814)	(1,499)
Statoil ASA	Barclays Bank	Quarterly	0.15%	6/20/22	269,838 EUR	(12,488)	(10,118)	(2,370)
Volkswagen	Barclays Bank	Quarterly	0.47%	6/20/22	269,838 EUR	(7,737)	(5,539)	(2,198)

						$(98,332)	$(81,977)	$(16,355)

At December 31, 2017, the Fund’s open centrally cleared credit default swap agreements (buy protection) were as follows:

Description	Clearing Agent	Payment Frequency	Implied Credit Spread at December 31, 2017(d)	Expiration Date	Notional Amount(e)	Fixed Rate	Value	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX North America High Yield Index Swap Agreement with Series 29	Bank of America	Quarterly	3.07%	12/20/22	$759,099	5.00%	$(62,870)	$(56,292)	$(6,578)

							$(62,870)	$(56,292)	$(6,578)

Continued

17

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

At December 31, 2017, the Fund’s open over-the-counter variance swap agreements were as follows:

Reference Entity	Counterparty	Strike Price	Expiration Date	Notional Amount (Local)	Upfront Premiums Paid/ (Received)	Amount at Value	Unrealized Appreciation/ (Depreciation)
5yr-30yr Constant Maturity Swap Capital	Goldman Sachs	$0.31	11/6/18	$8,330,000	$25,546	$4,920	$(20,626)

Total (Premiums $25,546)						$4,920	$(20,626)

At December 31, 2017, the Fund’s open over-the-counter currency swap agreements were as follows:

Pay/Receive Floating Rate	Fixed Rate	Expiration Date	Counterparty	Notional Amount		Value	Unrealized Appreciation/ (Depreciation)
Pay	1.963%	3/15/18	Bank of America	131,550,000	JPY	$(8,454)	$(8,454)
Pay	1.838%	3/15/18	Bank of America	86,950,000	JPY	(224)	(224)
Pay	2.012%	10/15/18	Bank of America	273,450,000	JPY	209,101	209,101

						$200,423	$200,423

At December 31, 2017, the Fund’s open centrally cleared interest rate swap agreements were as follows:

Description and terms of payments to be received from another party	Description and terms of payments to be paid to another party	Expiration Date	Clearing Agent	Notional Amount (Local)		Upfront Premiums Paid/ (Received)	Value	Unrealized Appreciation/ (Depreciation)
6-Month Euro Interbank Offer Rate (EURIBOR) Semi-annually	Fixed 0.415% Annually	3/7/23	Bank of America	4,684,846	EUR	$59	$(16,878)	$(16,937)
Fixed 2.403% Semi-annually	3-Month U.S. Dollar LIBOR BBA Quarterly	3/7/23	Bank of America	5,293,612	USD	64	29,661	29,597
Fixed 2.33% Semi-annually	3-Month U.S. Dollar LIBOR BBA Quarterly	6/14/23	Bank of America	5,698,956	USD	69	2,302	2,233
6-Month Euro Interbank Offer Rate (EURIBOR) Semi-annually	Fixed 0.340% Annually	6/14/23	Bank of America	4,569,918	EUR	65	23,835	23,770
6-Month Euro Interbank Offer Rate (EURIBOR) Semi-annually	Fixed 0.373% Annually	8/15/26	Bank of America	1,778,707	EUR	28	61,695	61,667

							$100,615	$100,330

At December 31, 2017, the Fund’s open over-the-counter total return swap agreements were as follows:

Pay/Receive	Description	Expiration Date	Counterparty	Notional Amount (Local)		Unrealized Appreciation/ (Depreciation)
Pay	EURO Stoxx 50 Index Dividends December Futures	12/20/19	BNP Paribas SA	60,300	EUR	$19,651
Pay	EURO Stoxx 50 Index Dividends December Futures	12/20/19	BNP Paribas SA	131,430	EUR	41,642
Pay	EURO Stoxx 50 Index Dividends December Futures	12/20/19	BNP Paribas SA	122,040	EUR	37,575
Pay	EURO Stoxx 50 Index Dividends December Futures	12/20/19	BNP Paribas SA	92,430	EUR	27,101
Pay	EURO Stoxx 50 Index Dividends December Futures	12/17/20	BNP Paribas SA	51,650	EUR	11,997
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	106,900	EUR	23,634
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	106,700	EUR	39,062
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	28,920	EUR	10,869
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	67,410	EUR	25,446
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	28,800	EUR	11,013
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	28,860	EUR	10,941
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	29,100	EUR	10,653
Pay	EURO Stoxx 50 Index Dividends December Futures	12/17/21	BNP Paribas SA	36,240	EUR	900
Pay	EURO Stoxx 50 Index Dividends December Futures	12/17/21	BNP Paribas SA	56,450	EUR	6,238
Pay	EURO Stoxx 50 Index Dividends December Futures	12/17/21	BNP Paribas SA	59,750	EUR	2,279
Pay	EURO Stoxx 50 Index Dividends December Futures	12/17/21	BNP Paribas SA	53,400	EUR	9,898
Pay	EURO Stoxx 50 Index Dividends December Futures	12/16/22	BNP Paribas SA	55,400	EUR	5,219
Pay	EURO Stoxx 50 Index Dividends December Futures	12/16/22	BNP Paribas SA	126,500	EUR	5,939

Continued

18

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2017

Pay/Receive	Description	Expiration Date	Counterparty	Notional Amount (Local)		Unrealized Appreciation/ (Depreciation)
Pay	EURO Stoxx 50 Index Dividends December Futures	12/16/22	BNP Paribas SA	32,850	EUR	$3,599
Pay	EURO Stoxx 50 Index Dividends December Futures	12/21/22	BNP Paribas SA	54,450	EUR	6,358
Pay	EURO Stoxx 50 Index Dividends December Futures	12/15/23	BNP Paribas SA	79,520	EUR	1,092
Pay	NIKKEI 225 Dividend Index E-Mini April Futures	4/03/23	JPMorgan Chase	4,280,000	JPY	6,258
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	4/02/18	BNP Paribas SA	19,830,600	JPY	21,190
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	4/02/18	BNP Paribas SA	20,025,000	JPY	19,466
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/29/19	BNP Paribas SA	10,560,000	JPY	20,664
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/29/19	BNP Paribas SA	10,312,500	JPY	22,861
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/29/19	BNP Paribas SA	20,514,000	JPY	46,707
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/20	BNP Paribas SA	13,960,000	JPY	42,145
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/20	BNP Paribas SA	17,000,000	JPY	56,675
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	4/01/20	BNP Paribas SA	10,488,000	JPY	31,449
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/21	BNP Paribas SA	3,880,000	JPY	8,477
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/21	BNP Paribas SA	15,520,000	JPY	33,907
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/21	BNP Paribas SA	3,855,000	JPY	8,699
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/21	BNP Paribas SA	7,655,000	JPY	17,886
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/21	BNP Paribas SA	4,215,000	JPY	5,503
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/22	BNP Paribas SA	4,260,000	JPY	5,787
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/22	BNP Paribas SA	15,720,000	JPY	34,866
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/22	BNP Paribas SA	7,970,000	JPY	16,457
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/22	BNP Paribas SA	7,950,000	JPY	16,634
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/23	BNP Paribas SA	4,230,000	JPY	6,702
Pay	S&P 500 Index Dividends December Futures	12/21/18	BNP Paribas SA	257,125	USD	30,525
Pay	S&P 500 Index Dividends December Futures	12/18/20	Goldman Sachs	107,944	USD	23,006
Pay	S&P 500 Index Dividends December Futures	12/17/21	BNP Paribas SA	133,513	USD	33,550

						$820,520

(a)	Notional value is expressed as the number of contracts multiplied by the strike price of the underlying asset.

(b)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”).

(c)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount of equal to the par value of the defaulted reference entity less its recovery value.

(d)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(e)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See accompanying notes to the consolidated financial statements.

19

AZL BlackRock Global Allocation Fund

Consolidated Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment securities, at cost	$389,376,790

Investment securities, at value*	$434,756,225
Cash	15,839
Segregated cash for collateral	395,430
Interest and dividends receivable	1,157,826
Foreign currency, at value (cost $263,136)	264,413
Unrealized appreciation on forward currency contracts	339,452
Unrealized appreciation on swap agreements	1,029,621
Premiums paid on swaps	25,546
Receivable for investments sold	358,439
Receivable for variation margin on swap agreements	17,779
Receivable for variation margin on futures contracts	36,611
Reclaims receivable	234,362
Prepaid expenses	2,389

Total Assets	438,633,932

Liabilities:
Cash received as collateral for derivatives	2,100,042
Written options contracts (Proceeds received $840,029)	378,577
Unrealized depreciation on swap agreements	45,659
Premiums received on swaps	81,977
Unrealized depreciation on forward currency contracts	84,440
Payable for investments purchased	414,559
Payable for capital shares redeemed	98,174
Payable for collateral received on loaned securities	17,308,385
Payable for variation margin on swap agreements	696
Interest payable on securities sold short	1,145
Accrued foreign taxes	45,834
Manager fees payable	267,940
Administration fees payable	12,066
Distribution fees payable	88,633
Custodian fees payable	16,908
Administrative and compliance services fees payable	4,245
Transfer agent fees payable	282
Trustee fees payable	237
Other accrued liabilities	18,146

Total Liabilities	20,967,945

Net Assets	$417,665,987

Net Assets Consist of:
Capital	$357,329,301
Accumulated net investment income/(loss)	280,789
Accumulated net realized gains/(losses) from investment transactions	12,987,962
Net unrealized appreciation/(depreciation) on investments	47,067,935

Net Assets	$417,665,987

Shares of beneficial interest (unlimited number of shares authorized, no par value)	33,706,038
Net Asset Value (offering and redemption price per share)	$12.39

*	Includes securities on loan of $16,727,800.

Consolidated Statement of Operations

For the Period Ended December 31, 2017

Investment Income:
Dividends	$5,268,924
Interest	3,465,021
Income from securities lending	160,809
Other Income	16,798
Foreign withholding tax	(275,772)

Total Investment Income	8,635,780

Expenses:
Manager fees	3,129,783
Administration fees	177,808
Distribution fees — Class 2	1,043,261
Custodian fees	339,191
Administrative and compliance services fees	6,274
Trustee fees	22,325
Transfer agency fees	6,657
Professional fees	27,006
Shareholder reports	7,470
Dividends on securities sold short	45,326
Recoupment of prior expenses reimbursed by the manager	3,050
Other expenses	87,408

Total expenses	4,895,559

Net Investment Income/(Loss)	3,740,221

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions and foreign currencies	18,904,114
Net realized gains/(losses) on futures contracts	(2,322,089)
Net realized gains/(losses) on written options contracts	862,277
Net realized gains/(losses) on securities transactions held short	(607,227)
Net realized gains/(losses) on swap agreements	(71,966)
Net realized gains/(losses) on forward currency contracts	1,124,464
Change in net unrealized appreciation/depreciation on investments and foreign currencies	30,168,808
Change in net unrealized appreciation/depreciation on futures contracts	(48,589)
Change in net unrealized appreciation/depreciation on written option contracts	763,098
Change in net unrealized appreciation/depreciation on securities transactions held short	114,807
Change in net unrealized appreciation/depreciation on swap agreements	760,743
Change in net unrealized appreciation/depreciation on forward currency contracts	(2,287,701)
Change in accrued foreign tax liability	(41,298)

Net Realized/Unrealized Gains/(Losses) on Investments	47,319,441

Change in Net Assets Resulting From Operations	$51,059,662

See accompanying notes to the consolidated financial statements.

20

AZL BlackRock Global Allocation Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$3,740,221	$7,966,817
Net realized gains/(losses) on investment transactions	17,889,573	(4,530,073)
Change in unrealized appreciation/depreciation on investments	29,429,868	23,084,572

Change in net assets resulting from operations	51,059,662	26,521,316

Distributions to Shareholders:
From net investment income	(7,349,577)	(1,776,291)
From net realized gains	—	(19,597,851)

Change in net assets resulting from distributions to shareholders	(7,349,577)	(21,374,142)

Capital Transactions:
Proceeds from shares issued	215,077	7,472,851
Proceeds from dividends reinvested	7,349,577	21,374,142
Value of shares redeemed	(43,709,966)	(413,213,063)

Change in net assets resulting from capital transactions	(36,145,312)	(384,366,070)

Change in net assets	7,564,773	(379,218,896)
Net Assets:
Beginning of period	410,101,214	789,320,110

End of period	$417,665,987	$410,101,214

Accumulated net investment income/(loss)	$280,789	$3,650,621

Share Transactions:
Shares issued	17,936	692,738
Dividends reinvested	608,409	1,944,872
Shares redeemed	(3,675,557)	(37,704,698)

Change in shares	(3,049,212)	(35,067,088)

See accompanying notes to the consolidated financial statements.

21

AZL BlackRock Global Allocation Fund

Consolidated Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Period	$11.16	$10.99	$11.97	$12.05		$10.58

Investment Activities:
Net Investment Income/(Loss)	0.12	0.20	0.10	0.12		0.07
Net Realized and Unrealized Gains/(Losses) on Investments	1.33	0.27	(0.27)	0.12		1.42

Total from Investment Activities	1.45	0.47	(0.17)	0.24		1.49

Dividends to Shareholders From:
Net Investment Income	(0.22)	(0.02)	(0.28)	(0.08)		—	(a)
Net Realized Gains	—	(0.28)	(0.53)	(0.24)		(0.02)

Total Dividends	(0.22)	(0.30)	(0.81)	(0.32)		(0.02)

Net Asset Value, End of Period	$12.39	$11.16	$10.99	$11.97		$12.05

Total Return(b)	13.00%	4.35%	(1.41)%	1.78%		14.11%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$417,666	$410,101	$789,320	$777,743		$646,689
Net Investment Income/(Loss)	0.90%	1.10%	0.84%	1.14%		0.72%
Expenses Before Reductions(c)	1.17%	1.12%	1.11%	1.11%		1.14%
Expenses Net of Reductions	1.17%	1.12%	1.11%	1.11%		1.14%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly	1.17%	1.12%	1.11%	1.11	%(d)	1.14	%(d)
Portfolio Turnover Rate(e)	115%	140%	82%	74%		50%

(a)	Represents less than $0.005.

(b)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remitted a portion of the brokerage commission which were used to pay certain Fund expenses. The Fund ceased participation in the program in June 2014.

(e)	Portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the consolidated financial statements.

22

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL BlackRock Global Allocation Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. The Fund is a wholly-owned and controlled subsidiary of AZL MVP BlackRock Global Strategy Plus Fund, which is affiliated with the Investment Adviser.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Consolidation of Subsidiaries

The Fund’s primary vehicle for gaining exposure to the commodities markets is through investment in the AZL Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. As of December 31, 2017, the Fund’s aggregate investment in the Subsidiary was $16,645,105, representing 3.99% of the Fund’s net assets. The Subsidiary’s financial statements, including its investments, and its operating results have been consolidated with those of the Fund. All intercompany transactions have been eliminated.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are variable and are tied to a benchmark lending rate. Loans involve a risk of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

23

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2017

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Consolidated Schedule of Portfolio of Investments.

All or a portion of any bank loans may be unfunded. The portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the portfolio must have funds sufficient to cover its contractual obligation.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Consolidated Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $24 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $15,163 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Consolidated Statement of Operations.

The Fund had securities lending transactions of $17,308,385 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2017.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2017, no collateral had been posted by the Fund to counterparties for TBAs.

24

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2017

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized (Gain/Loss)
AZL BlackRock Global Allocation Fund	$87,390	$—	$—

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Consolidated Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2017, the Fund entered into forward currency contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $10.4 million and the monthly average notional amount for short contracts was $15.7 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Consolidated Statement of Operations.

Futures Contracts

During the year ended December 31, 2017, the Fund used futures contracts to gain exposure to, or economically hedge against changes in the value of equity securities. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $0.5 million and the monthly average notional amount for short contracts was $10.5 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Consolidated Statement of Operations.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2017, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Consolidated Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

For the year ended December 31, 2017, the monthly average notional amount for written options contracts was $2.0 million. Realized gains and losses are reported as “Net realized gains/(losses) on options contracts” on the Consolidated Statement of Operations.

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The Fund may enter into swap agreements to manage its exposure to market, interest rate, foreign currencies and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative

25

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2017

values of the positions held by each party to the agreements. In connection with these arrangements, securities may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

The notional amounts reflect the extent of the total investment exposure the Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Consolidated Schedule of Portfolio Investments. The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, through the Subsidiary, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2017, the Fund entered into OTC and centrally cleared interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The monthly average gross notional amount for interest rate swaps was $27 million for the year ended December 31, 2017.

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate. The monthly average gross notional amount for currency swaps was $4.4 million for the year ended December 31, 2017.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The monthly average gross notional amount for total return swaps was $4.9 million for the year ended December 31, 2017.

Credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront, periodic, or daily stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront, periodic, or daily payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owed to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

As of December 31, 2017, the Fund entered into OTC and centrally cleared credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The monthly average gross notional amount for credit default swaps was $3.4 million for the year ended December 31, 2017.

Variance swaps involve the agreement of two parties to exchange cash flows based on the measured variance (or square of the volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swaps is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the

26

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2017

difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, a Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price. This type of swap is essentially a forward contract on the future realized price variance of the underlying asset. The monthly average gross notional amount for variance swaps was $1.4 million for the year ended December 31, 2017.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Consolidated Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk

Futures Contracts	Receivable for variation margin on futures contracts*	$3,436	Payable for variation margin on futures contracts*	$27,649

Option Contracts			Written options contracts	302,174

Total Return Swap Agreements	Unrealized appreciation on swap agreements	820,520	Unrealized depreciation on swap agreements	—

Credit Risk

Centrally Cleared Credit Default Swap Agreements	Unrealized appreciation on swap agreements*	—	Unrealized depreciation on swap agreements*	6,578

Over-The-Counter Credit Default Swap Agreements		—		16,355

Interest Rate Risk

Interest Rate Swap Agreements	Unrealized appreciation on swap agreements*	117,267	Unrealized depreciation on swap agreements*	16,937

Swaption Contracts			Written options contracts	73,459

Variance Swap Agreements	Unrealized appreciation on swap agreements	—	Unrealized depreciation on swap agreements*	20,626

Foreign Exchange Risk

Currency Swap Agreements	Unrealized appreciation on swap agreements	209,101	Unrealized depreciation on swap agreements	8,678

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	339,452	Unrealized depreciation on forward currency contracts	84,440

Options Contracts			Written options contracts	2,944

*	Includes cumulative appreciation/depreciation of futures contracts and cumulative unrealized gain (loss) on these swap agreements as reported in the Consolidated Schedule of Portfolio Investments. Only current day’s variation margin for both futures contracts and these centrally cleared swap agreements are reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

	Realized Gain/(Loss) on Derivatives Recognized as a Result from Operations
	Net Realized Gains/(Losses) on Futures Contracts	Net Realized Gains/(Losses) on Swap Agreements	Net Realized Gains/(Losses) on Written Option Contracts	Net Realized Gains/(Losses) on Forward Currency Contracts
Equity Risk	$(2,322,089)	$100,141	$377,827	$—
Credit Risk	—	40,976	—	—
Interest Rate Risk	—	(213,083)	(142,167)	—
Foreign Exchange Rate Risk	—	—	626,617	1,124,464

	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result from Operations
	Change in Net Unrealized Appreciation/Depreciation on Futures Contracts	Change in Net Unrealized Appreciation/Depreciation on Swap Agreements	Change in Net Unrealized Appreciation/Depreciation on Written Option Contracts	Change in Net Unrealized Appreciation/Depreciation on Forward Currency Contracts
Equity Risk	$(48,589)	$544,522	$147,183	$—
Credit Risk	—	(76,555)	—	—
Interest Rate Risk	—	414,504	471,228	—
Foreign Exchange Rate Risk	—	(121,728)	144,687	(2,287,701)

27

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2017

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Consolidated Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2017. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Consolidated Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Consolidated Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017.

As of December 31, 2017, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$36,611	$—
Written Option contracts	—	378,577
Forward currency contracts	339,452	84,440
Swap agreements	1,052,320	107,706

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	1,428,383	570,723
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(54,390)	(696)

Total assets and liabilities subject to a MNA	$1,373,993	$570,027

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2017:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets
Bank of America	$209,101	$(52,409)	$—	$(197,413)	$—
BNP Paribas SA	797,166	(7,349)	—	(830,000)	—
Citigroup	—	—	—	(64,760)	—
Deutsche Bank	31,960	(31,960)	—	(7,127)	—
Goldman Sachs	44,227	(44,227)	—	(110,042)	—
JPMorgan Chase	127,130	—	—	(10,000)	117,130
Societe Generale	—	—	—	(30,000)	—
UBS Warburg	164,409	(164,409)	—	—	—

Total	$1,373,993	$(300,354)	$—	$(1,249,342)	$117,130

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2017:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America	$52,409	$(52,409)	$—	$—	$—
Barclays Bank	137,858	—	—	—	137,858
BNP Paribas SA	7,349	(7,349)	—	—	—
Citigroup	5,163	—	—	—	5,163
Deutsche Bank	65,409	(31,960)	—	—	33,449
Goldman Sachs	73,459	(44,227)	—	—	29,232
Morgan Stanley	35,606	—	—	—	35,606
Societe Generale	—	—	—	—	—
UBS Warburg	192,774	(164,409)	—	—	28,365

Total	$570,027	$(300,354)	$—	$—	$269,673

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Consolidated Statement of Assets and Liabilities.

28

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2017

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Consolidated Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL BlackRock Global Allocation Fund	0.75%	1.19%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Consolidated Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no remaining contractual reimbursements that are subject to repayments by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Consolidated Statement of Operations. During the year ended December 31, 2017, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $4,446 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

29

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2017

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. The Fund generally values index options at the average of the closing bid and ask quotations on the principal exchange on which the option is traded and are typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Non exchange-traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yields, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy. The Fund generally values index options at the average of the closing bid and ask quotations on the principal exchange on which the option is traded and are typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016. The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Other^	Total

Bank Loans	$—	$1,758,274	$—	$—	$1,758,274
Collateralized Mortgage Obligations	—	617,841	—	—	617,841
Common Stocks
Aerospace & Defense	307,940	2,732,236	—	—	3,040,176
Air Freight & Logistics	—	11,542	—	—	11,542
Airlines	2,742,921	1,604,541	—	—	4,347,462
Auto Components	90,837	6,798,459	—	—	6,889,296
Automobiles	5,899	3,941,992	—	—	3,947,891
Banks	8,966,881	7,943,434	—	—	16,910,315
Beverages	278,448	1,685,453	—	—	1,963,901
Building Products	819,337	1,231,349	—	—	2,050,686
Capital Markets	5,849,629	2,343,924	—	—	8,193,553
Chemicals	6,672,145	6,253,869	—	—	12,926,014
Communications Equipment	1,256,434	1,002,229	—	—	2,258,663
Construction & Engineering	—	1,671,722	—	—	1,671,722
Construction Materials	12,053	165,180	—	—	177,233
Containers & Packaging	900,770	1,129	—	—	901,899
Distributors	—	91,785	—	—	91,785
Diversified Financial Services	177,803	138,128	—	—	315,931
Diversified Telecommunication Services	1,207,218	4,867,378	—	—	6,074,596
Electric Utilities	2,074,689	1,620,835	—	—	3,695,524
Electrical Equipment	66,059	1,801,237	—	—	1,867,296

30

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2017

Investment Securities:	Level 1	Level 2	Level 3	Other^	Total

Electronic Equipment, Instruments & Components	$3,839	$1,269,945	$—	$—	$1,273,784
Equity Real Estate Investment Trusts	111,788	825,504	—	—	937,292
Food & Staples Retailing	1,343,976	123,257	—	—	1,467,233
Food Products	188,357	7,205,453	—	—	7,393,810
Gas Utilities	—	1,655,612	—	—	1,655,612
Health Care Equipment & Supplies	1,995,936	903,371	—	—	2,899,307
Health Care Providers & Services	4,837,389	2,249,657	—	—	7,087,046
Hotels, Restaurants & Leisure	1,275,447	711,947	—	—	1,987,394
Household Durables	1,453,441	835,237	—	—	2,288,678
Household Products	141,130	12,951	—	—	154,081
Independent Power & Renewable Electricity Producers	802,068	7,448	—	—	809,516
Industrial Conglomerates	1,682,585	4,088,389	—	—	5,770,974
Insurance	4,626,958	2,075,856	—	—	6,702,814
Internet & Direct Marketing Retail	4,846,819	1,829	—	—	4,848,648
Internet Software & Services	8,780,149	5,170	1,360,105	—	10,145,424
IT Services	5,483,599	1,408,387	—	—	6,891,986
Machinery	197,057	3,607,321	—	—	3,804,378
Marine	—	6,896	—	—	6,896
Media	8,104,209	1,277,472	—	—	9,381,681
Metals & Mining	37,673	477,151	—	—	514,824
Multi-Utilities	935,297	2,451,969	—	—	3,387,266
Oil, Gas & Consumable Fuels	13,384,644	4,961,127	—	—	18,345,771
Personal Products	1,152,582	597,223	—	—	1,749,805
Pharmaceuticals	3,359,272	5,782,860	—	—	9,142,132
Professional Services	36,572	520,412	—	—	556,984
Real Estate Management & Development	893,799	3,751,014	—	—	4,644,813
Road & Rail	1,328,452	3,142,321	—	—	4,470,773
Semiconductors & Semiconductor Equipment	3,620,208	1,747,355	—	—	5,367,563
Software	10,156,614	12,445	2,259,500	—	12,428,559
Specialty Retail	3,496,838	208,429	—	—	3,705,267
Technology Hardware, Storage & Peripherals	6,322,469	31,055	—	—	6,353,524
Textiles, Apparel & Luxury Goods	32,793	786,673	—	—	819,466
Thrifts & Mortgage Finance	—	213,678	—	—	213,678
Tobacco	14,263	562,143	—	—	576,406
Trading Companies & Distributors	74,437	5,084	—	—	79,521
Transportation Infrastructure	—	98,607	—	—	98,607
Wireless Telecommunication Services	642,115	3,655,305	—	—	4,297,420
Other Common Stocks+	4,308,243	—	—	—	4,308,243
Convertible Bonds	—	1,515,245	—	—	1,515,245
Convertible Preferred Stocks
Equity Real Estate Investment Trusts	360,537	593,749	—	—	954,286
Internet Software & Services	—	—	905,902	—	905,902
Other Convertible Preferred Stocks+	—	2,047,497	—	—	2,047,497
Corporate Bonds+	—	10,268,211	—	—	10,268,211
Foreign Bonds+	—	34,041,174	—	—	34,041,174
Preferred Stocks
Banks	395,375	76,020	—	—	471,395
Consumer Finance	419,118	—	—	—	419,118
Health Care Providers & Services	—	898,353	410,186	—	1,308,539
Internet Software & Services	—	—	596,420	—	596,420
Software	—	—	658,610	—	658,610
Technology Hardware, Storage & Peripherals	—	7,799	—	—	7,799
Private Placements	—	—	45,559	—	45,559
U.S. Treasury Obligations	—	90,679,320	—	—	90,679,320

31

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2017

Investment Securities:	Level 1	Level 2	Level 3	Other^	Total

Warrant	$—	$11	$—	$—	$11
Yankee Dollars+	—	11,102,940	—	—	11,102,940
Exchange Traded Fund	15,632,487	—	—	—	15,632,487
Securities Held as Collateral for Securities on Loan	—	—	—	17,308,385	17,308,385
Unaffiliated Investment Company	8,839,261	—	—	—	8,839,261
Purchased Options	—	1,583,090	—	—	1,583,090
Purchased Swaptions	—	92,200	—	—	92,200

Total Investment Securities	152,746,859	258,464,699	6,236,282	17,308,385	434,756,225

Other Financial Instruments:*
Futures Contracts	(24,213)	—	—	—	(24,213)
Written Options	—	(305,118)	—	—	(305,118)
Written Swaptions	—	(73,459)	—	—	(73,459)
Forward Currency Contracts	—	255,012	—	—	255,012
Over-the-Counter Credit Default Swaps	—	(16,355)	—	—	(16,355)
Centrally Cleared Credit Default Swaps	—	(6,578)	—	—	(6,578)
Over-the-Counter Variance Swaps	—	(20,626)	—	—	(20,626)
Over-the-Counter Currency Swaps	—	200,423	—	—	200,423
Centrally Cleared Interest Rate Swaps	—	100,330	—	—	100,330
Total Return Swaps	—	820,520	—	—	820,520

Total Investments	$152,722,646	$259,418,848	$6,236,282	$17,308,385	$435,686,161

+	For detailed industry descriptions, see the accompanying Consolidated Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts, written options, forward currency contracts and swaps. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment except futures contracts and centrally cleared interest rate swaps which are presented at variation margin.

^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Consolidated Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL BlackRock Global Allocation Fund	$448,037,420	$456,806,689

For the year ended December 31, 2017, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales
AZL BlackRock Global Allocation Fund	$287,373,196	$253,077,097

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2017 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
AliphCom, Inc., 12.00%, 4/1/20	4/27/15	$735,000	$3,065,000	$12,567	0.00%
Aliphcom, 12.00%, 4/1/20	11/11/15	268,000	268,000	1,099	0.00%
Dana Gas Sukuk, Ltd., 7.00%, 10/31/18	5/8/13	650,390	631,620	517,928	0.12%
Domo, Inc., Series E	4/1/15	998,866	144,482	905,902	0.22%
Dropbox, Inc.	1/28/14	1,827,985	95,700	1,358,940	0.33%
Grand Rounds, Inc., Series C	3/31/15	399,608	143,925	410,186	0.10%

32

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2017

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
Inversiones Alsacia SA, 8.00%, 12/31/18, Callable 1/22/18 @ 100.00	12/22/14	$312,032	$527,380	$13,185	0.00%
Jawbone	1/24/17	—	23,389	31,893	0.01%
Logistics UK, Series 2015-1A, Class F, 1.21%, 8/20/25	8/3/15	440,732	459,000	617,841	0.15%
Lookout, Inc.	3/4/15	63,364	5,547	1,165	0.00%
Lookout, Inc. Preferred Shares, Series F	9/19/14	389,996	63,925	596,420	0.14%
Palantir Technologies, Inc., Series I	3/27/14	712,042	116,157	658,610	0.16%
REI Agro, Ltd., Registered Shares, 5.50%, 11/13/14	2/7/12	300,000	400,000	—	—%
TFS Corp., Ltd., 8.75%, 8/1/23, Callable 8/1/19 @ 106.56	7/20/16	2,106,000	1,018,000	712,600	0.17%
Uber Technologies, Inc.	3/21/14	1,063,120	68,532	2,259,500	0.54%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Commodities-Related Investment Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The U.S. Commodities Futures Trading Commission has proposed changes to certain of its rules governing investment in commodities by mutual funds, such as the Fund. In the event these changes are adopted, or if there are changes in the tax treatment of the Fund’s direct and indirect investments in commodities, the Fund may be unable to obtain exposure to commodity markets, or may be limited in the extent to which or manner in which it can obtain such exposure.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

33

AZL BlackRock Global Allocation Fund

Notes to the Consolidated Financial Statements

December 31, 2017

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $ 393,110,291. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$52,971,259
Unrealized (depreciation)	(10,738,626)

Net unrealized appreciation/(depreciation)	$42,232,633

Capital loss carry forwards (“CLCFs”) subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

During the year ended December 31, 2017, the Fund utilized $296,869 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL BlackRock Global Allocation Fund	$7,349,577	$—	$7,349,577

(a)	Total distributions paid may differ from the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL BlackRock Global Allocation Fund	$4,181,574	$17,192,568	$21,374,142

(a)	Total distributions paid may differ from the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL BlackRock Global Allocation Fund	$6,241,608	$12,201,058	$—	$42,174,100	$60,616,766

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and straddles.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AZL BlackRock Global Allocation Fund and Subsidiary (the “Fund”) of the Allianz Variable Insurance Products Trust, including the consolidated schedule of portfolio investments, as of December 31, 2017, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “consolidated financial statements”) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, investees, and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 48.03% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

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objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

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The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

42

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® DFA Emerging Markets Core Equity Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA Emerging Markets Core Equity Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA Emerging Markets Core Equity Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® DFA Emerging Markets Core Equity Fund (the “Fund”) returned 34.86%†. That compared to a 37.75% total return for its benchmark, the MSCI Emerging Markets Index1 (gross of withholding taxes).

Emerging markets posted positive performance for the one-year period, outperforming both the U.S. market and the developed ex-U.S. market. Most emerging-market currencies appreciated against the U.S. dollar, particularly the Polish zloty, and the Czech koruna. These currency movements had a positive impact on the U.S. dollar-denominated returns of emerging markets shares.

Among emerging-market equities, small-cap stocks underperformed large-caps. Value stocks outperformed growth stocks in emerging small-caps, though the dynamic was reversed in emerging large-caps. Meanwhile, high-profitability stocks outperformed lower-profitability names across all market cap sizes.

The Fund underperformed the benchmark for the 12-month period, due in large part to its underweight position in China, which was one of the top-performing countries for the period. The Fund’s emphasis on small-cap stocks detracted from relative performance, as small-caps underperformed large-caps. A greater emphasis on value stocks also negatively affected relative performance, as value stocks underperformed growth stocks among large-caps for the period.*

Losses were partially offset by the Fund’s lesser allocation to Russia and exclusion of Pakistan, Qatar, and the United Arab Emirates, as those countries underperformed the benchmark index during the period.*

Past performance does not guarantee future results.

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.
*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® DFA Emerging Markets Core Equity Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in emerging markets equity investments.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Total Returns as of December 31, 2017

	1 Year	Since Inception (4/27/15)
AZL® DFA Emerging Markets Core Equity Fund	34.86%†	5.12%
MSCI Emerging Markets Index (gross of withholding taxes)	37.75%	6.10%
MSCI Emerging Markets Index (net of withholding taxes)	37.28%	5.69%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA Emerging Markets Core Equity Fund	2.03%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager voluntarily reduced the management fee to 0.95% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.50% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The Indexes do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA Emerging Markets Core Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA Emerging Markets Core Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL DFA Emerging Markets Core Equity Fund	$1,000.00	$1,137.60	$7.97	1.48%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL DFA Emerging Markets Core Equity Fund	$1,000.00	$1,017.75	$7.53	1.48%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	23.3%
Financials	18.2
Materials	10.7
Consumer Discretionary	10.6
Industrials	8.0
Consumer Staples	8.4
Energy	5.8
Telecommunication Services	4.6
Utilities	4.0
Real Estate	3.3
Health Care	3.0

Total Common Stocks and Preferred Stocks	99.9
Right	— ^
Securities Held as Collateral for Securities on Loan	2.2

Total Investment Securities	102.1
Net other assets (liabilities)	(2.1)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks (99.7%):
Aerospace & Defense (0.2%):
10,000	Aerospace Industrial Development Corp.	$12,454
1,236	Aselsan Elektronik Sanayi Ve Ticaret AS	10,383
20,000	AviChina Industry & Technology Co., Ltd.	10,640
10,593	Bharat Electronics, Ltd.	30,164
2,973	Embraer SA, ADR^	71,144
650	Korea Aerospace Industries, Ltd.	28,775
174	S&T Dynamics Co., Ltd.*	1,214
538	Samsung Techwin Co., Ltd.*	17,861

		182,635

Air Freight & Logistics (0.1%):
39	Blue Dart Express, Ltd.	2,778
513	Hanjin Transportation Co., Ltd.	12,464
247	Hyundai Glovis Co., Ltd.	31,378
26,000	Sinotrans, Ltd.	12,728

		59,348

Airlines (0.8%):
20,000	Air China, Ltd.	24,220
60,200	AirAsia Berhad	49,912
3,987	Asiana Airlines, Inc.*	16,857
39,400	Bangkok Airways Public Co., Ltd.	20,671
15,130	Cebu Air, Inc.	30,314
70,000	China Airlines, Ltd.*	27,392
26,000	China Eastern Airlines Corp., Ltd., Class H	18,821
443	China Southern Airlines Co., Ltd., ADR	22,956
18,000	China Southern Airlines Co., Ltd., Class H	18,587
14,200	Controladora Vuela Compania de Aviacion SAB de C.V., Class A*	11,398
49,749	Eva Airways Corp.	26,483
16,124	Grupo Aeromexico SAB de C.V.*	23,507
472	Hanjin Kal Corp.*	8,068
1,305	Korean Air Lines Co., Ltd.*	41,189
3,833	Latam Airlines Group SA, ADR^	53,279
37,400	Thai Airways International Public Co., Ltd.*	19,857
16,783	Turk Hava Yollari Anonim Ortakligi*	69,493

		483,004

Auto Components (1.4%):
6,000	Actron Technology Corp.	23,279
6,717	Apollo Tyres, Ltd.	28,147
2,736	Balkrishna Industries, Ltd.(a)	51,146
5,178	Bharat Forge, Ltd.	59,295
50	Bosch, Ltd.	15,748
1,215	Ceat, Ltd.	37,092
22,000	Chaowei Power Holdings, Ltd.	13,373
28,000	Cheng Shin Rubber Industry Co., Ltd.	49,409
1,100	Cub Elecparts, Inc.	10,117
5,000	Depo Auto Parts Industries Co., Ltd.	15,125
6,474	Exide Industries, Ltd.	22,600
49	Global & Yuasa Battery Co., Ltd.	1,637
1,065	Hankook Tire Co., Ltd.	54,283
5,319	Hota Industrial Manufacturing Co., Ltd.	26,195
3,000	Hu Lane Associate, Inc.	15,348

Shares		Fair Value
Common Stocks, continued
Auto Components, continued
403	Hyundai Mobis Co., Ltd.	$99,079
434	Hyundai Wia Corp.	26,365
13,923	Kenda Rubber Industrial Co., Ltd.	17,556
3,107	Kumho Tire Co., Inc.*	12,810
126	Mando Corp.	36,224
133	Mando Corp.	7,789
10,537	Metair Investments, Ltd.	18,382
2,000	Minth Group, Ltd.	12,036
9,355	Motherson Sumi Systems, Ltd.	55,608
33	Mrf, Ltd.	37,371
13,000	Nan Kang Rubber Tire Co., Ltd.	11,666
446	Nexen Tire Corp.	4,918
15,000	Nexteer Automotive Group, Ltd.	35,676
5,900	Rassini, S.A.B. de C.V., Class A	10,429
549	S&T Motiv Co., Ltd.	24,017
737	SL Corp.	16,862
21,840	Sri Trang Agro-Industry Public Co., Ltd.	9,452
115	Sundaram-Clayton, Ltd.*	9,747
1,653	Sungwoo Hitech Co., Ltd.*	10,071
1,581	TI Financial Holdings, Ltd.*	17,018
24,000	Tianneng Power International, Ltd.	24,901
10,000	Tong Yang Industry Co., Ltd.	19,334
1,581	Tube Investments of India Ltd.	6,678
2,000	Tung Thih Electronic Co., Ltd.	11,538
11,000	TYC Brother Industrial Co., Ltd.	12,309
26	WABCO India, Ltd.	2,979

		973,609

Automobiles (2.0%):
19,500	Baic Motor Corp. Ltd.(b)	25,402
829	Bajaj Auto, Ltd.	43,224
2,000	Brilliance China Automotive Holdings, Ltd.	5,314
4,000	BYD Co., Ltd., Class H^	34,718
14,000	China Motor Corp.	12,223
32,000	Dongfeng Motor Corp., Series H	38,736
10,700	DRB-HICOM Berhad	4,831
1,334	Ford Otomotiv Sanayi AS	21,223
60,000	Geely Automobile Holdings, Ltd.	205,881
28,500	Great Wall Motor Co.	32,630
530	Hero MotoCorp, Ltd.	31,422
954	Hyundai Motor Co.	139,003
2,964	Kia Motors Corp.	92,722
3,781	Mahindra & Mahindra, Ltd., GDR	88,067
1,029	Maruti Suzuki India, Ltd.	156,623
214,000	PT Astra International Tbk	130,837
10,000	Sanyang Industry Co., Ltd.	7,188
29,039	Tata Motors, Ltd.*	195,330
3,775	Tvs Motor Co., Ltd.	45,528
14,900	UMW Holdings Berhad*	19,157
18,000	Yulon Motor Co., Ltd.	14,625

		1,344,684

Continued

4

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Banks (11.2%):
173,000	Agricultural Bank of China, Ltd.	$80,511
5,046	Akbank T.A.S.	13,117
1,674	Alior Bank SA*	38,137
28,700	Alliance Financial Group Berhad	28,970
21,400	AMMB Holdings Berhad	23,338
1,660	Axis Bank, Ltd.	72,506
3,900	Banco ABC Brasil SA	20,123
6,055	Banco Bradesco SA	58,536
23,569	Banco Bradesco SA, ADR	241,347
440	Banco Davivienda SA	4,418
444	Banco de Chile, ADR	42,859
570	Banco de Credito e Inversiones	39,653
6,100	Banco do Brasil SA	58,530
5,800	Banco do Esrado do Rio Grande do Sul SA, Class B	26,059
1,391	Banco Santander Brasil SA	13,372
1,433	Banco Santander Chile, ADR	44,810
790	Bancolombia SA, ADR	31,331
11,490	Bank Millennium SA*	29,517
8,715	Bank of Baroda	21,928
315,000	Bank of China, Ltd.	154,578
20,000	Bank of Chongqing Co., Ltd., Class H	15,922
32,000	Bank of Communications Co., Ltd., Class H	23,722
3,440	Bank of the Philippine Islands	7,443
502	Bank Pekao SA	18,658
341	Bank Zachodni WBK SA	38,742
11,009	Banregio Grupo Financiero SAB de C.V.	60,319
9,139	Barclays Africa Group, Ltd.	134,887
15,328	BDO Unibank, Inc.	50,346
5,251	BNK Financial Group, Inc.	46,203
2,317	Canara Bank, Ltd.	13,079
955	Capitec Bank Holdings, Ltd.	84,847
54,781	Chang Hwa Commercial Bank	30,469
16,100	China Banking Corp.	10,740
61,000	China Citic Bank Co., Ltd.	38,200
535,000	China Construction Bank	492,121
159,000	China Development Financial Holding Corp.	54,129
31,000	China Everbright Bank Co., Series H	14,458
21,500	China Merchants Bank Co., Ltd.	85,560
30,500	China Minsheng Banking Corp., Ltd.	30,504
159,944	Chinatrust Financial Holding Co., Ltd.	110,051
32,000	Chongqing Rural Commercial Bank Co., Ltd.	22,606
18,465	CIMB Group Holdings Berhad	29,862
4,293	City Union Bank, Ltd.	12,080
12,534	Commercial International Bank Egypt SAE, GDR	54,459
1,120	Credicorp, Ltd.	232,322
8,352	Dcb Bank, Ltd.	25,648
2,129	DGB Financial Group, Inc.	20,943
67,782	E.Sun Financial Holding Co., Ltd.	43,034
9,000	EnTie Commercial Bank	4,022
80,262	Far Eastern International Bank	25,733
25,419	Federal Bank, Ltd.	43,208
99,346	First Financial Holdings Co., Ltd.	65,280

Shares		Fair Value
Common Stocks, continued
Banks, continued
2,676	Grupo Aval Acciones y Valores SA, ADR	$22,746
1,028	Grupo Elektra, SAB de C.V.	36,798
13,980	Grupo Financiero Banorte SAB de C.V.	76,753
27,019	Grupo Financiero Inbursa SAB de C.V., Class O	44,242
5,152	Grupo Financiero Interacciones SAB de C.V.	22,882
2,961	Grupo Financiero Santander Mexico SAB de C.V., Class B, ADR	21,645
44,282	Grupo Security SA	20,168
2,580	Hana Financial Holdings Group, Inc.	120,064
7,684	Hong Leong Bank Berhad	32,373
6,680	Hong Leong Financial Group Berhad	29,531
81,396	Hua Nan Financial Holdings Co., Ltd.	45,809
15,600	ICICI Bank, Ltd.	76,502
11,552	Idbi Bank, Ltd.*	10,850
2,401	Indian Bank	14,169
1,203	IndusInd Bank, Ltd.	31,077
462,000	Industrial & Commercial Bank of China	370,498
3,544	Industrial Bank of Korea (IBK)	54,354
412	ING Bank Slaski SA*	24,341
2,289	Itau Corpbanca, ADR^	30,764
39,597	Itau Unibanco Banco Multiplo SA, ADR	514,761
3,960	Itau Unibanco Holding SA	45,006
4,150	JB Financial Group Co., Ltd.	23,519
9,906	Karnataka Bank, Ltd.	23,510
7,639	Karur Vysya Bank, Ltd.	14,985
8,400	Kasikornbank Public Co., Ltd.	59,705
1,280	KB Financial Group, Inc., ADR	74,893
704	KB Financial Group, Inc.	41,630
9,300	Kiatnakin Bank Public Co., Ltd.	22,617
25,000	King’s Town Bank	31,295
620	Komercni Banka AS	26,634
3,158	Kotak Mahindra Bank, Ltd.	49,947
54,800	Krung Thai Bank Public Co., Ltd.	32,256
124,300	LH Financial Group Public Co., Ltd.	6,451
34,161	Malayan Banking Berhad	82,709
234	mBank SA*	31,268
64,871	Mega Financial Holdings Co., Ltd.	52,452
10,930	Metropolitan Bank & Trust	22,192
2,496	Nedcor, Ltd.	51,839
1,810	OTP Bank Nyrt	74,843
9,580	Philippine National Bank*	10,880
4,627	Powszechna Kasa Oszczednosci Bank Polski SA*	58,801
54,100	PT Bank Central Asia Tbk	87,221
58,900	PT Bank Danamon Indonesia Tbk	30,122
108,000	PT Bank Mandiri Tbk	63,619
66,500	PT Bank Negara Indonesia Tbk	48,474
80,800	PT Bank Pan Indonesia Tbk*	6,790
76,400	PT Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk	13,518
690,000	PT Bank Rakyat Indonesia Tbk	184,764
123,400	PT Bank Tabungan Negara Tbk	32,474
35,100	Public Bank Berhad	180,266

Continued

5

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Banks, continued
1,589	RBL Bank, Ltd.(b)	$12,699
19	RHB Capital Berhad(a)	23
11,873	Sberbank of Russia, ADR	202,197
3,341	Shinhan Finnancial Group Co., Ltd., ADR*	155,022
7,800	Siam Commercial Bank Public Co., Ltd.	35,867
68,722	SinoPac Financial Holdings Co., Ltd.	22,329
53,375	South Indian Bank, Ltd.	25,918
13,292	Standard Bank Group, Ltd.	210,657
1,013	State Bank of India, GDR	48,371
81,435	Taichung Commercial Bank Co., Ltd.	27,113
92,830	Taishin Financial Holding Co., Ltd.	43,180
116,044	Taiwan Business Bank	32,708
70,534	Taiwan Cooperative Financial Holding Co., Ltd.	39,354
20,600	Thanachart Capital Public Co., Ltd.	35,590
3,859	The Jammu & Kashmir Bank, Ltd.*	4,749
304,300	TMB Bank Public Co., Ltd.	28,138
20,734	Turkiye Garanti Bankasi AS	58,755
4,117	Turkiye Halk Bankasi AS	11,728
19,903	Turkiye Is Bankasi AS, Class C	36,637
36,629	Turkiye Sinai Kalkinma Bankasi AS	13,943
17,464	Turkiye Vakiflar Bankasi T.A.O., Class D	31,230
4,181	UCO Bank*	1,918
10,503	Union Bank of India*	23,744
27,560	Union Bank of Taiwan	8,575
18,129	VTB Bank OJSC, GDR	33,108
5,313	Woori Bank	78,137
11,245	Yapi ve Kredi Bankasi AS*	12,887
15,610	Yes Bank, Ltd.	76,952

		7,379,773

Beverages (1.4%):
58,427	Ambev SA, ADR	377,438
2,470	Anadolu Efes Biracilik ve Malt Sanayii AS	15,790
5,326	Arca Continental SAB de C.V.	36,886
8,100	Carlsberg Brewery Malaysia Berhad	30,659
11,333	China Resources Enterprises, Ltd.	40,677
482	Coca-Cola Femsa SAB de C.V., ADR	33,557
2,108	Coca-Cola Icecek AS	19,025
1,728	Compania Cervecerias Unidas SA, ADR	51,114
763	Distell Group, Ltd.	8,777
1,016	Embotelladora Andina SA, Class B, ADR	29,392
706	Fomento Economico Mexicano SAB de C.V., ADR	66,294
7,400	Guinness Anchor Berhad	34,558
13,000	Hey Song Corp.	13,740
106	Muhak Co., Ltd.	1,946
9,720	Organizacion Cultiba SAB de C.V.	7,738
2,000	Tsingtao Brewery Co., Ltd., Class H	10,308
1,491	United Breweries, Ltd.	25,205
925	United Spirits, Ltd.*	53,240
730	Vina Concha y Toro SA, ADR^	26,609

		882,953

Shares		Fair Value
Common Stocks, continued
Biotechnology (0.4%):
9,500	3SBio, Inc.*(b)	$18,623
6,375	Biocon, Ltd.	53,768
37	Cell Biotech Co., Ltd.	1,382
447	Celltrion, Inc.*	91,825
519	Green Cross Holdings Corp.*	19,009
130	Medy-Tox, Inc.	58,818

		243,425

Building Products (0.1%):
31,000	China Lesso Group Holdings, Ltd.	20,075
714	IS Dongseo Co., Ltd.	23,226
1,328	Kajaria Ceramics, Ltd.	15,156
55	KCC Corp.	19,574
241	LG Hausys, Ltd.	21,850
30,444	Taiwan Glass Industry Corp.*	22,832
9,577	Trakya Cam Sanayii AS	11,684

		134,397

Capital Markets (1.4%):
163	5Paisa Capital, Ltd.*	960
9,897	BM&F Bovespa SA	67,983
18,116	Bolsa Mexicana de Valores SA	31,157
15,800	Bursa Malaysia Berhad	39,535
79,000	Capital Securities Corp.	30,774
38,000	China Bills Finance Corp.	19,677
94,000	China Cinda Asset Management Co., Ltd., Class H	34,406
18,000	China Everbright, Ltd.	40,156
6,000	Citic Securities Co., Ltd.	12,339
7,439	Coronation Fund Managers, Ltd.	44,510
883	Credit Analysis & Research, Ltd.	18,442
264	Crisil, Ltd.	7,754
4,413	Daewoo Securities Co., Ltd.	37,821
1,533	Daishin Securities Co., Ltd.	20,602
10,902	Edelweiss Financial Services, Ltd.	50,725
16,800	Haitong Securities Co., Ltd.	24,342
2,603	Hanwha Investment & Securities Co., Ltd.*	6,570
4,000	Huatai Securities Co., Ltd., Class H(b)	7,943
4,088	IIFL Holdings, Ltd.	42,680
2,072	Indiabulls Ventured, Ltd.	8,617
4,272	Investec, Ltd.	31,074
37,459	Jih Sun Financial Holdings Co., Ltd.	10,542
7,125	JM Financial, Ltd.	17,547
2,838	JSE, Ltd.	35,415
877	Korea Investment Holdings Co., Ltd.	56,531
5,845	Macquarie Korea Infrastructure Fund	45,044
38,295	MasterLink Securities Corp.	11,187
6,404	Meritz Securities Co., Ltd.	27,317
388	Motilal Oswal Financial Services, Ltd.	9,092
2,377	NH Investment & Securities Co., Ltd.	30,822
11,682	Peregrine Holdings, Ltd.	24,185
5,367	President Securities Corp.*	2,582
852	Samsung Securities Co., Ltd.	29,078
22	Shinyoung Securities Co., Ltd.	1,165

Continued

6

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
20,200	SK Securities Co., Ltd.*	$21,676
22,916	Waterland Financial Holdings Co., Ltd.	7,310
47,965	Yuanta Financial Holding Co., Ltd.	22,226
1,321	Yuanta Securities Korea Co., Ltd.*	4,759

		934,545

Chemicals (3.7%):
1,032	Aarti Industries Ltd.	18,331
2,422	AECI, Ltd.	19,637
210	AK Holdings, Inc.	13,430
230	Akzo Nobel India, Ltd.	6,591
22,113	Alpek SAB de C.V.	26,400
20,000	Asia Polymer Corp.	12,965
3,044	Asian Paints, Ltd.	55,251
641	Atul, Ltd.	27,470
2,900	Batu Kawan Berhad	14,055
2,536	Berger Paints India, Ltd.	10,876
4,552	Castrol (India), Ltd.	13,746
4,712	Chambal Fertilizers and Chemicals, Ltd.	11,252
50,000	China BlueChemical, Ltd., Class H	15,752
64,000	China Man-Made Fiber Corp.*	21,734
53,000	China Petrochemical Development Corp.*	27,443
3,000	China Steel Chemical Corp.	12,853
14,757	China Synthetic Rubber Corp.	21,692
1,811	Coromandel International, Ltd.	16,433
87,100	D&L Industries, Inc.	19,280
1,084	Dongjin Semichem Co., Ltd.*	22,349
23,000	Dongyue Group, Ltd.	16,071
1,860	EID Parry India, Ltd.	10,801
24,948	Eternal Materials Co., Ltd.	25,824
543	Finolex Industries, Ltd.	5,613
2,397	Foosung Co., Ltd.*	22,663
23,000	Formosa Chemicals & Fibre Corp.	79,576
15,000	Formosa Plastics Corp.	49,711
7,290	Formosan Rubber Group, Inc.	3,979
27,000	Fufeng Group, Ltd.	17,623
22,000	Grand Pacific Petrochemical Corp.	23,198
1,098	Grupa Azoty SA, ADR	21,959
697	Gujarat Fluorochemicals, Ltd.	9,953
1,377	Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.	10,655
1,843	H.S. Industries Co., Ltd.*	17,638
140	Hansol Chemical Co., Ltd.	9,467
1,957	Hanwha Chemical Corp.	57,669
71,000	Ho Tung Chemical Corp.*	24,262
191	Huchems Fine Chemical Corp.	4,377
486	Hyosung Corp.	63,386
23,600	Indorama Ventures Public Co., Ltd.	38,582
1,072	Kansai Nerolac Paints, Ltd.	9,663
478	Kolon Industries, Inc.	39,675
74	Korea Petrochemical Industry Co., Ltd.	18,236
179	Kumho Petrochemical Co., Ltd.	16,670
11,000	LCY Chemical Corp.	17,946
457	LG Chem, Ltd.	172,723

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
252	Lotte Chemical Corp.	$86,444
23,536	Mexichem SAB de C.V.	58,270
30,000	Nan Ya Plastics Corp.	78,514
343	OCI Co., Ltd.	43,622
200	OCI Materials Co., Ltd.	33,618
2,670	Omnia Holdings, Ltd.	31,903
9,000	Oriental Union Chemical Corp.	9,552
18,756	Petkim Petrokimya Holding AS	38,462
24,700	Petronas Chemicals Group Berhad	46,973
1,007	PI Industries, Ltd.	15,141
2,178	Pidilite Industries, Ltd.	30,763
148,100	PT Barito Pacific Tbk*	24,669
18,400	PTT Global Chemical Public Co., Ltd.	47,954
614	Samsung Fine Chemicals Co., Ltd.	37,206
5,355	Sasol, Ltd., ADR	183,195
368	Sasol, Ltd.	12,739
11,600	Scientex Berhad	24,840
24,000	Shinkong Synthetic Fibers Corp.	8,101
418	Sinopec Shanghai Petrochemical Co., Ltd., ADR^	23,825
20,964	Sintex Plastics Technology, Ltd.*	27,489
78	SK Chemicals Co., Ltd.(a)	6,136
379	SKCKOLONPI, Inc.	16,681
846	Sociedad Quimica y Minera de Chile SA, ADR	50,227
268	Soulbrain Co., Ltd.	16,871
1,005	Supreme Industries, Ltd.	20,401
1,000	Swancor Holdings Co., Ltd.	2,796
22	Taekwang Industrial Co., Ltd.	27,108
14,000	Taiwan Fertilizer Co., Ltd.	18,047
22,000	TSRC Corp.	27,525
437	Unid Co., Ltd.*	19,010
46,125	Upc Technology Corp.	29,132
7,103	UPL, Ltd.	84,827
33,660	USI Corp.	18,547

		2,376,048

Commercial Services & Supplies (0.2%):
63	3M India, Ltd.*	18,862
32,000	China Everbright International, Ltd.	45,706
5,000	Cleanaway Co., Ltd.	29,382
343	Novus Holdings, Ltd.	164
155	S1 Corp.	15,502
9,000	Taiwan Secom Co., Ltd.	27,698
8,000	Taiwan-Sogo ShinKong Security Corp.	10,400
1,980	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	11,069

		158,783

Communications Equipment (0.2%):
9,000	Accton Technology Corp.	32,038
1,000	Advanced Ceramic X Corp.	13,371
10,500	BYD Electronic International Co., Ltd.	22,868
69,600	China Fiber Optic Network System Group, Ltd.*(a)	1,170
13,000	Sercomm Corp.	36,981
1,467	Sterlite Technologies, Ltd.	6,701

Continued

7

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Communications Equipment, continued
1,416	Texcell-NetCom Co., Ltd.*	$16,213
7,572	Wistron NeWeb Corp.	21,752
2,000	Zinwell Corp.	2,124

		153,218

Construction & Engineering (1.3%):
4,000	Acter Co., Ltd.	27,683
971	Ashoka Buildcon, Ltd.	3,715
28,000	BES Engineering Corp.	7,726
515	Budimex SA	31,373
21,000	China Communications Construction Co., Ltd.	23,848
21,000	China Machinery Engineering Corp.	13,568
16,500	China Railway Contstruction Corp., Ltd.	19,117
15,000	China Railway Group, Ltd.	11,096
15,600	China Singyes Solar Technologies Holdings, Ltd.	6,760
24,750	China State Construction International Holdings, Ltd.	34,529
16,000	CTCI Corp.	24,274
363	Daelim Industrial Co., Ltd.	27,943
808	Dilip Buildcon, Ltd.(b)	12,526
102	e Tec E&C Ltd.*	12,160
37,002	Empresas ICA SAB de C.V.*	463
3,512	Gayatri Projects, Ltd.*	12,421
38,334	GMR Infrastructure, Ltd.*	13,477
1,205	GS Engineering & Construction Corp.*	31,871
963	Hyandai Development Co.	34,670
1,142	Hyundai Engineering & Construction Co., Ltd.	38,799
51,500	IJM Corporation Berhad	38,823
28,675	Impulsora del Desarrollo y el Empleo en America Latina SAB de C.V.*	48,135
3,941	IRB Infrastructure Developers, Ltd.	14,696
1,545	Kalpataru Power Transmission, Ltd.	11,405
6,030	Larsen & Tourbo, Ltd., Class S, GDR	118,872
2,000	Metallurgical Corporation of China, Ltd., Series H	588
20,858	Murray & Roberts Holdings, Ltd.	20,486
10,799	NCC, Ltd.	22,617
117,918	PT Pembangunan Perumahan Persero Tbk	22,894
211,300	PT Surya Semesta Internusa Tbk	8,022
105,000	PT Wijaya Karya Persero Tbk	11,979
4,248	Sadbhav Engineering, Ltd.	28,342
9,994	Salfacorp SA	18,452
25,000	Sinopec Engineering Group Co., Ltd.	23,711
2,990	Sunway Construction Group Berhad	1,854
1,031	Taeyoung Engineering & Construction*	9,922
24,900	Unique Engineering & Construction Public Co., Ltd.	12,458
4,000	United Integrated Services Co., Ltd.	7,884
27,762	WCT Holdings Berhad*	11,119
2,230	Wilson Bayly Holmes-Ovcon, Ltd.	28,100

		848,378

Construction Materials (1.3%):
669	ACC, Ltd.	18,450
2,920	Ambuja Cements, Ltd.	12,444
5,000	Anhui Conch Cement Co., Ltd.	23,515
35,000	Asia Cement Corp.	33,155

Shares		Fair Value
Common Stocks, continued
Construction Materials, continued
37,000	BBMG Corp.	$16,754
1,772	Birla Corp., Ltd.	31,943
19,500	Cahya Mata Sarawak Berhad	18,819
6,902	Cemex Latam Holdings SA*	25,462
14,291	Cemex SAB de C.V., ADR*	107,183
70,000	China National Buildings Material Co., Ltd.	62,318
50,000	China Resources Cement Holdings, Ltd.	32,773
2,324	Cimsa Cimento Sanayi ve Ticaret AS	8,396
568	Dalmia Bharat, Ltd.	28,549
63,000	Goldsun Building Materials Co., Ltd.*	20,684
1,359	Grasim Industries, Ltd.	24,758
1,641	Grupo Argos SA	10,556
30	Hanil Cement Co., Ltd.	4,010
27,300	Holcim Philippines, Inc.	5,886
22	Hyundai Cement Co.*	313
4,060	India Cements, Ltd.	11,667
673	JK Cement, Ltd.	11,715
9,900	Lafarge Malaysia Berhad*	15,258
73,801	PPC, Ltd.*	41,703
20,300	PT Indocement Tunggal Prakarsa Tbk	32,893
36,400	PT Semen Indonesia (Persero) Tbk	26,568
34	Shree Cement, Ltd.	9,644
19	Siam City Cement Public Co., Ltd.	153
36,000	Taiwan Cement Corp.	44,096
1,782	The Ramco Cements, Ltd.	21,927
4,300	The Siam Cement Public Co., Ltd.	63,819
7,780	Tongyang, Inc.	14,423
142,600	TPI Polene Public Co., Ltd.	8,935
345	Ultra Tech Cement, Ltd.	23,317
11,443	Universal Cement Corp.	8,824

		820,910

Consumer Finance (0.5%):
720	Bajaj Finance, Ltd.	19,812
165	Bharat Financial Inclusion, Ltd.*	2,585
1,439	Cholamandalam Investment And Finance Co., Ltd.	29,293
13,000	Gentera SAB de C.V.	10,805
523	Kruk SA	39,300
5,400	Krungthai Card Public Co., Ltd.	30,808
6,036	Magma Fincorp, Ltd.	15,114
3,968	Mahindra & Mahindra Financial Services	29,412
9,321	Manappuram Finance, Ltd.	17,948
18,800	Muangthai Lesing Public Co., Ltd.	22,348
2,075	Muthoot Finance, Ltd.	15,427
3,693	Reliance Home Finance, Ltd.*	5,246
130	Repco Home Finance, Ltd.	1,395
209	Samsung Card Co., Ltd.	7,733
680	Shriram City Union Finance, Ltd.	22,418
1,293	Shriram Transport Finance	29,928
9,200	Srisawad Corp. Public Co., Ltd., Class F	18,428
188	Sundaram Finance, Ltd.	5,532
5,000	Taiwan Acceptance Corp.	18,474
9,089	Transaction Capital, Ltd.	12,317

		354,323

Continued

8

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Containers & Packaging (0.1%):
7,000	Cheng Loong Corp.	$3,834
37,000	Greatview Aspetic Packaging Co., Ltd.	26,959
5,100	Klabin SA	27,066
5,174	Mpact, Ltd.	10,240
22,427	Nampak, Ltd.*	29,493
15,000	Taiwan Hon Chuan Enterprise Co., Ltd.	28,962
3,160	Time Technoplast, Ltd.	10,245

		136,799

Distributors (0.2%):
5,943	Imperial Holdings, Ltd.	126,213
133	Inter Cars SA	11,848

		138,061

Diversified Consumer Services (0.3%):
7,283	Advtech, Ltd.	9,950
6,218	Estacio Participacoes SA	61,537
18,000	Fu Shou Yuan International Group, Ltd.	15,367
14,587	Kroton Educacional SA	80,934
297	New Oriental Education & Technology Group, Inc., ADR	27,918
1,200	TAL Education Group, ADR	35,652

		231,358

Diversified Financial Services (1.2%):
1,902	Aditya Birla Capital, Ltd.*	5,466
1,970	Ayala Corp.	40,066
533	Bajaj Holdings And Investment, Ltd.	23,931
18,680	Chailease Holding Co., Ltd.	54,315
30,000	Far East Horizon, Ltd.	25,605
60,039	FirstRand, Ltd.	327,432
47,000	Fubon Financial Holdings Co., Ltd.	79,986
945	GT Capital Holdings, Inc.	24,465
8,059	IDFC, Ltd.	7,942
7,641	IFCI, Ltd.*	3,677
1,006	Inversiones La Construccion SA	19,034
9,907	L&t Finance Holdings, Ltd.	26,954
348	Meritz Financial Group, Inc.	4,891
232,500	Metro Pacific Investments Corp.	31,955
422	NICE Holdings Co., Ltd.	5,773
1,950	Nice Information Service Co., Ltd.	15,817
17,218	Power Finance Corp., Ltd.	32,843
2,007	PSG Group, Ltd.	43,947
3,693	Reliance Capital, Ltd.	33,531
13,298	Rural Electrification Corp., Ltd.	32,445
2,402	SREI Infrastucture Finance, Ltd.	3,739

		843,814

Diversified Telecommunication Services (1.5%):
63,000	Asia Pacific Telecom Co., Ltd.*	21,146
33,142	Axtel SAB de C.V.*	6,305
5,126	Bharti Infratel, Ltd.	30,447
34,000	China Communications Services Corp., Ltd.	22,742
637	China Telecom Corp., Ltd., ADR	30,238
18,000	China Telecom Corp., Ltd., Class H	8,565

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
4,785	China Unicom (Hong Kong), Ltd., ADR*^	$64,741
80,000	China Unicom (Hong Kong), Ltd.*	108,273
4,007	Chunghwa Telecom Co., Ltd., ADR	142,008
70,754	Jasmine International Public Co., Ltd.	15,449
4,168	LG Uplus Corp.	54,508
36,100	Link Net TBK PT	14,637
3,992	Magyar Telekom Telecommunications plc	7,065
11,536	Netia SA	17,831
1,985	O2 Czech Republic AS	25,784
8,635	Orange Polska SA*	14,367
5,120	PT Telekomunik Indonesia Persero Tbk, ADR	164,966
78,300	PT Tower Bersama Infrastructure Tbk	37,059
2,225	Rostelecom, ADR	14,818
5,200	Samart Telcoms Public Co., Ltd.	2,027
939	Tata Communications, Ltd.	10,026
3,362	Telefonica Brasil SA, ADR^	49,858
21,900	Telekom Malaysia Berhad	34,086
27,916	Telesites SAB*	21,187
9,952	Telkom SA SOC, Ltd.	38,822
1,800	TIME dotCom Berhad	4,050
166,924	True Corp. Public Co., Ltd.*	31,781

		992,786

Electric Utilities (2.0%):
3,233	Adani Transmission, Ltd.*	11,351
2,000	Alupar Investimento SA	11,127
6,634	Celsia SA ESP	10,568
3,489	Centrais Electricas Brasileiras SA, ADR*	19,887
3,266	Centrais Electricas Brasileiras SA, ADR^	22,176
1,597	CESC, Ltd.	26,210
1,970	CEZ	45,972
14,978	Companhia Energetica de Minas Gerais, ADR	30,855
4,205	Companhia Paranaense de Energia, ADR	32,084
17,871	E.CL SA	38,421
10,066	EDP — Energias do Brasil SA	42,494
9,559	Enea SA	31,481
4,132	Energa SA	15,082
9,918	Enersis Chile SA, ADR	56,334
10,156	Enersis SA, ADR	113,443
4,700	Equatorial Energia SA	93,042
20,840	First Philippine Holdings Corp.	25,904
8,067	Interconexion Electrica SA ESP	38,417
5,734	Korea Electric Power Corp., ADR	101,549
2,200	Light SA*	11,072
3,800	Manila Electric Co.	25,011
14,679	PGE SA*	50,823
16,884	Power Grid Corp. of India, Ltd.	52,905
3,165	Reliance Infrastructure, Ltd.	27,356
24,460	Tata Power Co., Ltd.	35,804
39,533	Tauron Polska Energia SA*	34,592
32,400	Tenega Nasional Berhad	122,066
2,361	Torrent Power, Ltd.	10,449
7,240	Transmissora Alianca de Energia Eletrica SA	46,589

		1,183,064

Continued

9

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Electrical Equipment (0.7%):
14,000	AcBel Polytech, Inc.	$10,452
947	Amara Raja Batteries, Ltd.	12,465
15,397	Bharat Heavy Electricals, Ltd.	22,221
4,000	Bizlink Holdings, Inc.	37,401
29,000	Chung-Hsin Electric & Machinery Manufacturing Corp.	21,687
10,196	Crompton Greaves, Ltd.*	14,793
1,407	Doosan Heavy Industries & Construction Co., Ltd.	20,170
1,360	Finolex Cables, Ltd.	15,069
2,971	Havells India, Ltd.	26,098
38	Hyundai Electric & Energy Systems Co., Ltd.*	4,036
6,000	Jiangnan Group, Ltd.	407
203	Korea Electric Terminal Co., Ltd.	12,706
451	LG Industrial Systems Co., Ltd.	27,370
412	LS Corp.	27,890
1,000	Shihlin Electric & Engineering Corp.	1,388
88,553	Suzlon Energy, Ltd.*	21,520
34,000	Teco Electric & Machinery Co., Ltd.	32,548
5,262	Unison Co., Ltd.*	19,668
2,000	Voltronic Power Technology Corp.	34,621
68,000	Walsin Lihwa Corp.	40,167
7,500	Zhuzhou CSR Times Electric Co., Ltd.	48,720

		451,397

Electronic Equipment, Instruments & Components (4.5%):
6,500	AAC Technologies Holdings, Inc.	115,603
468	Amotech Co., Ltd.*	21,473
23,085	AU Optronics Corp., ADR^	96,034
3,000	Career Technology(MFG.) Co., Ltd.	4,035
4,000	Chaun-Choung Technology Corp.	13,201
13,000	Cheng Uei Precision Industry Co., Ltd.	21,812
48,000	Chimei Materials Technology Corp.*	19,633
13,000	Chin-Poon Industrial Co., Ltd.	25,351
1,000	Chunghwa Precision Test Tech Co., Ltd.	38,438
40,000	Compeq Manufacturing Co., Ltd.	51,549
24,800	Coretronic Corp.	28,392
296	Daeduck Electronics Co., Ltd.	2,727
932	Daeduck GDS Co., Ltd.*	23,770
10,712	Datatec, Ltd.*	49,626
10,600	Delta Electronics (Thailand) Public Co., Ltd.	23,804
13,682	Delta Electronics, Inc.	65,905
6,000	Elite Material Co., Ltd.	20,458
14,597	Flexium Interconnect, Inc.	52,167
2,000	Flytech Technology Co., Ltd.	5,507
14,200	Hana Microelectronics Public Co., Ltd.	19,364
119,000	HannStar Display Corp.	40,060
163,800	Hon Hai Precision Industry Co., Ltd.	521,927
8,518	Hon Hai Precision Industry Co., Ltd., GDR	52,812
55,750	Inari Amertron Berhad	46,867
150,000	Innolux Corp.	62,391
32,000	JU Teng International Holdings, Ltd.	10,435
9,500	KCE Electronics Public Co., Ltd.	24,124
18,000	Kingboard Chemical Holdings, Ltd.	97,132
25,000	Kingboard Laminates Holdings, Ltd.	38,966

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
467	L&F Co., Ltd.*	$18,633
1,000	Largan Precision Co., Ltd.	134,710
16,250	LG Display Co., Ltd., ADR	223,599
266	LG Innotek Co., Ltd.	35,636
2,000	Merry Electronics Co., Ltd.	13,033
2,467	Partron Co., Ltd.	21,734
27,000	PAX Global Technology, Ltd.	12,115
1,019	Posiflex Technology, Inc.	4,664
4,974	Redington India, Ltd.	13,649
672	Samsung Electro-Mechanics Co., Ltd., Series L	62,490
460	Samsung SDI Co., Ltd.	87,355
520	Sfa Engineering Corp.	18,763
5,400	Simplo Technology Co., Ltd.	30,201
10,299	Sinbon Electronics Co., Ltd.	29,832
6,000	Sunny Optical Technology Group Co., Ltd.	76,007
22,000	Supreme Electronics Co., Ltd.	22,075
23,100	Synnex Technology International Corp.	31,460
5,456	Synopex, Inc.*	25,389
13,000	Taiwan PCB Techvest Co., Ltd.	13,870
6,000	Taiwan Union Technology Corp.	16,884
2,000	Test Research, Inc.	3,007
4,000	Tong Hsing Electronic Industries, Ltd.	18,103
100,000	Tongda Group Holdings, Ltd.	25,567
12,000	TPK Holding Co., Ltd.*	33,667
8,000	Tripod Technology Corp.	24,945
42,000	Truly International Holdings, Ltd., Series L	18,057
4,000	TXC Corp.	5,343
35,000	Unimicron Technology Corp.	19,153
30,000	Unitech Printed Circuit Board Corp.*	23,178
26,100	V.S. Industry Berhad	19,426
13,000	Wah Lee Industrial Corp.	24,331
2,000	Waison Group Holdings, Ltd.	978
1,405	Wisol Co., Ltd.	18,530
27,000	WPG Holdings, Ltd.	35,765
24,531	WT Microelectronics Co., Ltd.	37,220
4,627	Yageo Corp.	54,771
9,000	Zhen Ding Technology Holding, Ltd.	19,792

		2,867,495

Energy Equipment & Services (0.1%):
91,600	Bumi Armada Berhad*	17,322
96,600	Sapurakencana Petroleum Berhad	16,914
6,400	Yinson Holdings BHD	6,408

		40,644

Equity Real Estate Investment Trusts (0.0%):
1,734	Korea Asset In Trust Co., Ltd.	11,962

Food & Staples Retailing (2.1%):
17	Bgf Retail Co., Ltd.	242
9	BGF Retail Co., Ltd.*	1,766
4,656	Bid Corp., Ltd.	113,647
2,846	BIM Birlesik Magazalar AS	58,658
8,262	Cencosud SA	24,410

Continued

10

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
91	CJ Freshway Corp.	$3,383
7,217	Clicks Group, Ltd.	106,005
2,733	Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	64,417
157,900	Cosco Capital, Inc.	24,353
30,500	CP ALL Public Co., Ltd.	72,027
183	E-Mart Co., Ltd.	46,276
2,923	Eurocash SA	22,170
12,811	Grupo Comercial Chedraui SAB de C.V.	23,467
245	GS Retail Co., Ltd.	9,228
1,487	Hyundai Greenfood Co., Ltd.	20,769
25,927	La comer,SAB de C.V.*	26,641
4,664	Massmart Holdings, Ltd.	52,768
9,708	Organizacion Soriana SAB de C.V.*	19,600
13,353	Pickn Pay Stores, Ltd.	75,007
8,000	President Chain Store Corp.	76,259
16,000	Puregold Price Club, Inc.	16,006
2,563	Raia Drogasil SA	70,947
5,540	Robinsons Retail Holdings, Inc.	10,688
10,598	Shoprite Holdings, Ltd.	190,119
39,000	Sun Art Retail Group, Ltd.	41,181
16,000	Taiwan Tea Corp.	8,301
6,066	The Spar Group, Ltd.	100,001
47,369	Wal-Mart de Mexico SAB de C.V.	116,190
1,349	X5 Retail Group NV, GDR*	50,913

		1,445,439

Food Products (2.9%):
1,544	Astral Foods, Ltd.	33,540
9,292	AVI, Ltd.	83,149
11,208	Balrampur Chini Mills, Ltd.	23,243
1,891	BRF SA, ADR*	21,293
518	Britannia Industries, Ltd.	38,194
190,000	C.P. Pokphand Co., Ltd.	15,060
2,240	CCL Products India, Ltd.	10,505
48,200	Charoen Pokphand Foods Public Co., Ltd.	35,510
55,000	China Agri-Industries Holdings, Ltd.	24,074
44,000	China Foods, Ltd.	25,721
16,000	China Mengniu Dairy Co., Ltd.	47,571
198	CJ CheilJedang Corp.	67,714
603	Daesang Corp.	15,510
38	Dongwon Industries Co., Ltd.	11,922
3,401	Easy Bio, Inc.*	20,387
1,333	Farmsco*	14,455
53,000	Felda Global Ventures Holdings	22,147
65	Glaxo SmithKline Consumer Healthcare, Ltd.	6,660
26,000	Great Wall Enterprise Co., Ltd.	29,298
6,338	Gruma, SAB de C.V., Class B	80,391
17,799	Grupo Bimbo SAB de C.V., Series A	39,449
12,529	Grupo Herdez SAB de C.V.	29,126
1,920	Grupo Nutresa SA	17,914
3,000	Health And Happiness H&H International Holdings, Ltd.*	19,911

Shares		Fair Value
Common Stocks, continued
Food Products, continued
6,838	Industrias Bachoco, SAB de C.V.	$32,620
40,200	IOI Corp. Berhad	45,126
12,000	JBS SA	35,497
2,092	Kernel Holding SA	28,567
2,569	KRBL, Ltd.	24,129
4,800	Kuala Lumpur Kepong Berhad	29,668
20,147	Lien Hwa Industrial Corp.	24,768
1,800	M Dias Branco SA	28,279
10,900	Marfrig Global Foods SA*	24,059
51,844	Multiexport Foods SA	20,013
3,000	Namchow Chemical Industrial Co., Ltd.	6,423
20	Namyang Dairy Products Co., Ltd.*	13,027
240	Nestle India, Ltd.	29,595
50	NongShim Co., Ltd.	16,534
1,981	Oceana Group, Ltd.	13,657
1,275	Orion Corp.	31,747
89	Orion Corp.*	8,695
3,462	Pioneer Foods, Ltd.	38,495
6,500	PPB Group Berhad	27,713
24,688	PT Astra Agro Lestari Tbk	23,943
96,300	PT Charoen Pokphand Indonesia Tbk	21,298
2,000	PT Indofood CBP Sukses Makmur Tbk	1,311
147,200	PT Indofood Sukses Makmur Tbk	82,649
163,300	PT Japfa Comfeed Indonesia Tbk	15,650
600	PT Sawit Sumbermas Sarana Tbk	66
33,700	PT Tiga Pilar Sejahtera Food Tbk*	1,180
140,300	PT Tunas Baru Lampung Tbk	12,682
1,800	Qinqin Foodstuffs Group*	484
27,820	QL Resources Berhad	29,916
118	Samyang Holdings Corp.	13,443
3,900	Sao Martinho SA	22,697
48,000	Shenguan Holdings Group, Ltd.	2,276
21,995	Sime Darby Plantation Berhad*	32,633
1,600	SLC Agricola SA	12,867
7,619	Standard Foods Corp.	18,948
29,800	Taokaenoi Food & Marketing Public Co., Ltd., Class F	19,166
10,893	Tata Global Beverages, Ltd.	53,909
48,000	Thai Union Group Public Co., Ltd.	29,308
3,028	Tiger Brands, Ltd.	112,908
34,000	Tingyi (Caymen Is) Holding Corp.	66,088
1,918	Tongaat Hulett, Ltd.	17,827
5,919	Ulker Biskuvi Sanayi AS	30,699
128,100	Ultrajaya Milk Industry & Trading Co. Tbk PT	12,222
28,000	Uni-President China Holdings, Ltd.	23,410
67,600	Uni-President Enterprises Corp.	149,880
12,130	Universal Robina Corp.	36,701
51,000	Want Want China Holdings, Ltd.	42,672

		2,098,189

Gas Utilities (0.6%):
24,000	China Gas Holdings, Ltd.	66,208
36,000	China Oil & Gas Group, Ltd.	3,917
20,000	China Resources Gas Group, Ltd.	72,259

Continued

11

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Gas Utilities, continued
410	Cia de Gas de Sao Paulo	$7,418
10,000	ENN Energy Holdings, Ltd.	70,951
1,209	GAIL India, Ltd., GDR	57,163
1,851	Gujarat State Petronet, Ltd.	6,596
7,465	Infraestructura Energetica Nova, SAB de C.V.	36,530
501	Korea Gas Corp.*	19,910
10,000	Petronas Gas Berhad	43,216
130,200	PT Perusahaan Gas Negara Tbk	16,765
118	Samchully Co., Ltd.*	12,452
20,000	Towngas China Co., Ltd.	16,076

		429,461

Health Care Equipment & Supplies (0.3%):
44	Dio Corp.*	1,454
19,200	Hartalega Holdings Berhad	50,657
194	Huons Co., Ltd.	10,067
9,500	Kossan Rubber Industries Berhad	19,084
26,000	Lifetech Scientific Corp.*	6,219
348	Osstem Implant Co., Ltd.*	19,199
12,000	Shandong Weigao Group Medical Polymer Co., Ltd., Class H	8,717
1,000	St.Shine Optical Co., Ltd.	32,917
21,600	Top Glove Corp. Berhad	42,853
357	Vieworks Co., Ltd.	13,635

		204,802

Health Care Providers & Services (0.8%):
1,802	Apollo Hospitals Enterprise, Ltd.	34,011
5,800	Bumrungrad Hospital Public Co., Ltd.	33,639
93,300	Chularat Hospital Public Co., Ltd.	6,013
295	Dr Lal PathLabs, Ltd.(b)	4,074
2,700	Fleury SA	24,107
12,400	IHH Healthcare Berhad	17,968
88,800	KPJ Healthcare Berhad	21,284
36,395	Life Healthcare Group Holdings Pte, Ltd.	81,862
31,983	Netcare, Ltd.	65,215
6,700	OdontoPrev SA	32,143
5,066	Qualicorp SA	47,356
6,700	Shanghai Pharmaceuticals Holding Co., Ltd.	18,094
13,600	Sinopharm Group Co., Series H	58,579

		444,345

Hotels, Restaurants & Leisure (1.0%):
17,254	Alsea SAB de C.V.	56,470
34,444	Berjaya Sports Toto Berhard	19,081
13,000	Central Plaza Hotel Public Co., Ltd.	23,240
56,000	China Travel International Investment Hong Kong, Ltd.	20,779
2,525	City Lodge Hotels, Ltd.	29,552
4,276	Cox & Kings, Ltd.	18,167
3,400	Cvc Brasil Operadora E Agenc	49,724
3,511	Famous Brands, Ltd.*^	29,338
38,300	Genting Berhard	87,040
15,400	Genting Malaysia Berhad	21,434
1,300	Gourmet Master Co., Ltd.	18,978

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
694	Grand Korea Leisure Co., Ltd.	$18,952
179	Hana Tour Service, Inc.	17,192
8,400	Hoteles City Express SAB de CV*	10,405
6,770	Jollibee Foods Corp.	34,309
1,170	Jubilant Foodworks, Ltd.	32,272
884	Kangwon Land, Inc.	28,737
31,800	Magnum Berhad	13,687
73,800	Melco Resorts And Entertainment Philippines Corp.*	10,986
11,100	MINI International Public Co., Ltd.	14,884
301	Modetour Network, Inc.	8,572
14,674	Net Holding AS*	8,558
353	Paradise Co., Ltd.*	7,343
275,000	Rexlot Holdings, Ltd.*	1,857
7,724	Sun International, Ltd.*	37,874
15,271	Tsogo Sun Holdings, Ltd.	30,387
2,000	Wowprime Corp.	9,021

		658,839

Household Durables (1.1%):
11,000	Amtran Technology Co., Ltd.	6,042
6,055	Arcelik AS	34,370
5,000	Basso Industry Corp.	11,194
29,815	Consorcio ARA SAB de CV	11,633
1,335	Construtora Tenda SA*	8,051
589	Coway Co., Ltd.	53,670
10,196	Crompton Greaves Consumer Electricals, Ltd.	43,849
12,000	Cyrela Brazil Realty SA Empreendimentos e Participacoes	47,837
2,300	Even Construtora e Incorporadora SA*	3,981
3,500	Ez Tec Empreendimentos e Participacoes SA	22,849
544	Fabryki Mebli “Forte” SA	7,805
1,335	Gafisa SA*	8,236
11,000	Haier Electronics Group Co., Ltd.	30,125
121	Hanssem Co., Ltd.	20,348
49	Hyundai Livart Furniture Co., Ltd.	1,464
27,000	Kinpo Electronics, Inc.	9,571
1,783	LG Electronics, Inc.	176,446
19,600	Megawide Construction Corp.	7,066
8,200	MRV Engenharia e Participacoes SA	37,189
3,000	Nien Made Enterprise Co., Ltd.	32,064
44,771	Skyworth Digital Holdings, Ltd.	19,224
23,334	Steinhoff International Holdings NV	8,794
55,000	Tatung Co., Ltd.*	35,300
363	Whirlpool of India, Ltd.	9,057
3,000	Zeng Hsing Industrial Co., Ltd.	13,053

		659,218

Household Products (0.5%):
1,549	Eveready Industries India, Ltd.*	10,629
9,507	Hindustan Unilever, Ltd.	203,362
41,435	Kimberl- Clark de Mexico SAB de C.V.	72,970
14,900	PT Unilever Indonesia Tbk	61,403

		348,364

Continued

12

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Independent Power & Renewable Electricity Producers (0.9%):
40,100	Aboitiz Power Corp.	$33,432
10,952	Adani Power, Ltd.*	7,154
25,005	AES Gener SA	8,283
7,121	AES Tiete Energia SA	27,378
46,000	Beijing Jingneng Clean Energy Co., Ltd., Series H	12,363
37,000	China Longyuan Power Group Corp.	26,302
78,666	China Power International Develpoment, Ltd.	20,675
14,000	China Resources Power Holdings Co.	26,067
118,755	Colbun SA	27,316
34,000	Datang International Power Generation Co., Ltd.*	10,039
3,700	Electricity Generating Public Co., Ltd.	24,532
1,528	Empresa Nacional de Electricidad SA, ADR	41,118
54,218	Energy Development Corp.	6,234
2,800	Engie Brasil Energia SA	29,981
68,600	First Gen Corp.	23,372
9,900	Glow Energy Public Co., Ltd.	24,678
38,000	Huadian Fuxin Energy Corp., Class H	11,145
20,000	Huadian Power International Corp., Ltd.	7,284
708	Huaneng Power International, Inc., ADR	17,700
132,000	Huaneng Renewables Corp., Ltd.	44,621
10,150	JSW Energy, Ltd.	14,630
109,100	Lopez Holdings Corp.	12,253
25,620	NHPC, Ltd.	13,097
11,558	NTPC, Ltd.	32,057
9,799	PTC India, Ltd.	18,190
13,800	Ratchaburi Electricity Generating Holding Public Co., Ltd.	22,975
11,263	Reliance Power, Ltd.*	8,866
18,300	SPCG Public Co., Ltd.	12,300
565,900	Superblock Public Co., Ltd., Class F*	20,313
6,000	Taiwan Cogeneration Corp.	5,394

		589,749

Industrial Conglomerates (1.9%):
20,580	Aboitiz Equity Ventures, Inc.	30,461
87,537	Alfa SAB de C.V., Class A	96,404
119,100	Alliance Global Group, Inc.*	38,130
6,000	Beijing Enterprises Holdings, Ltd.	35,485
8,548	Bera Holding AS*	13,986
10,650	Berli Jucker Public Co., Ltd.	21,539
9,781	Bidvest Group, Ltd.	172,551
21,000	Citic, Ltd.	30,288
239	CJ Corp.	40,549
167,000	DMCI Holdings, Inc.	48,159
234	Doosan Corp.	24,713
4,967	Enka Insaat ve Sanayi AS	7,905
31,620	Far Eastern New Century Corp.	28,454
15,000	Fosun International, Ltd.	33,125
10,759	Grupo Carso SAB de C.V.	35,459
21,847	GRUPO KUO SAB de C.V., Series B	47,009
699	Hanwha Corp.	27,068
15,100	Hap Seng Consolidated Berhad	35,658
73,498	Jaiprakash Associates, Ltd.*	29,796

Shares		Fair Value
Common Stocks, continued
Industrial Conglomerates, continued
33,660	JG Summit Holdings, Inc.	$48,573
72,431	KAP Industrial Holdings, Ltd.	46,677
2,446	KOC Holdings AS	11,932
770	LG Corp.	65,423
7,416	Reunert, Ltd.	43,375
395	Samsung C&T Corp.	46,462
21,330	San Miguel Corp.	47,695
13,000	Shanghai Industrial Holdings, Ltd.	37,268
21,995	Sime Darby Berhad	11,990
408	SK C&C Co., Ltd.	107,923
1,290	SM Investments Corp.	25,554
28,447	Turkiye Sise ve Cam Fabrikalari AS	35,285

		1,324,896

Insurance (3.3%):
595	Bajaj Finserv, Ltd.	48,757
7,200	Bangkok Life Assurance Public Co., Ltd.	7,779
6,175	BB Seguridade Participacoes SA	53,049
41,000	Cathay Financial Holding Co., Ltd.	73,536
19,061	China Life Insurance Co., Ltd.	19,165
11,000	China Life Insurance Co., Ltd.	34,340
1,973	China Life Insurance Co., Ltd., ADR	30,799
7,200	China Pacific Insurance Group Co., Ltd., Class H	34,437
13,600	China Taiping Insurance Holdings Co., Ltd.	50,687
6,419	Discovery, Ltd.	96,827
1,507	Dongbu Insurance Co., Ltd.	100,208
2,696	Hanwha General Insurance Co., Ltd.	20,490
6,393	Hanwha Life Insurance Co., Ltd.	41,224
2,150	Hyundai Marine & Fire Insurance Co., Ltd.	94,296
2,724	Korean Reinsurance Co.	27,990
4,752	Liberty Holding, Ltd.	47,808
5,300	LPI Capital Berhad	23,799
1,228	Max Financial Services, Ltd.*	11,395
31,190	Mercuries Life Insurance Co., Ltd.*	16,963
1,882	Meritz Fire & Marine Insurance Co., Ltd.	41,341
526	Mirae Asset Life Insurance Co., Ltd.	2,580
28,993	MMI Holdings, Ltd.	49,386
68,000	People’s Insurance Co. Group of China, Ltd.	33,374
24,000	Picc Property & Casuality Co., Ltd., Class H	46,040
47,500	Ping An Insurance Group Co. of China, Ltd.	494,405
2,500	Porto Seguro SA	27,387
4,240	Powszechny Zaklad Ubezpieczen SA	51,272
518,000	PT Panin Financial Tbk*	9,440
250	Samsung Fire & Marine Insurance Co., Ltd.	62,320
520	Samsung Life Insurance Co., Ltd.	60,528
20,545	Sanlam, Ltd.	144,860
2,021	Santam, Ltd.	43,603
170,105	Shin Kong Financial Holdings Co., Ltd.	59,965
6,763	Sul America SA	38,054
675	Tongyang Life Insurance	4,794

		2,002,898

Continued

13

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Internet & Direct Marketing Retail (0.2%):
3,830	B2w Cia Digital*	$23,675
108	CJ O Shopping Co., Ltd.	23,292
239	Ctrip.com International, ADR*	10,540
91	GS Home Shopping, Inc.	18,441
959	JD.com, Inc., ADR*	39,722
4,208	Vipshop Holdings, Ltd., ADR*	49,318

		164,988

Internet Software & Services (4.0%):
398	58.com, Inc., ADR*	28,485
1,817	Alibaba Group Holding, Ltd., ADR*^	313,305
436	Baidu, Inc., ADR*	102,115
422	Bitauto Holdings, Ltd., ADR*^	13,420
1,139	Daou Technology, Inc.	20,457
194	Daum Kakao Corp.	24,808
2,344	Just Dial, Ltd.*	19,197
308	NetEase, Inc., ADR	106,282
234	NHN Corp.	190,018
33,000	Tencent Holdings, Ltd.	1,705,988
399	YY, Inc., ADR*	45,111

		2,569,186

IT Services (2.4%):
10,000	Chinasoft International, Ltd.	6,628
7,536	Cielo SA	53,447
639	eClerx Services, Ltd.	15,676
3,739	EOH Holdings, Ltd.	20,420
10,228	HCL Technologies, Ltd.	142,727
2,673	Hexaware Technologies, Ltd.	14,267
37,860	Infosys, Ltd., ADR^	614,088
3,373	Mindtree, Ltd.	32,363
2,374	Mphasis, Ltd.	26,958
65,500	MyEG Services Berhad	36,120
954	Persistent Systems, Ltd.	10,731
231	Samsung SDS Co., Ltd.	43,082
12,199	Sonda SA	24,281
5,897	Tata Consultancy Services, Ltd.	249,565
5,583	Tech Mahindra, Ltd.	44,043
14,000	Travelsky Technology, Ltd., Series H	41,956
10,846	Vakrangee, Ltd.	71,331
11,629	Wipro, Ltd.	57,232

		1,504,915

Leisure Products (0.1%):
6,000	Giant Manufacturing Co., Ltd.	32,901
3,000	Merida Industry Co., Ltd.	12,577

		45,478

Life Sciences Tools & Services (0.0%):
1,081	Divi’s Laboratories, Ltd.	18,621

Machinery (0.9%):
816	AIA Engineering, Ltd.	19,814
3,134	AirTac International Group	56,215
15,517	Ashok Leyland, Ltd.	28,890
1,004	BEML, Ltd.	25,423

Shares		Fair Value
Common Stocks, continued
Machinery, continued
28,600	Changsha Zoomlion Heavy Industry Science & Technology	$12,263
10,500	China Conch Venture Holdings, Ltd.	24,288
7,600	China International Marine Containers Group Co., Ltd.	14,667
18,000	CRRC Corp., Ltd., Class H	19,240
26,000	CSBC Corp. Taiwan*	9,865
1,465	Cummins India, Ltd.	20,701
352	Daewoo Shipbuilding & Marine Engineering Co., Ltd.*	4,571
4,412	Doosan Infracore Co., Ltd.*	35,756
176	Eicher Motors, Ltd.	83,547
3,744	Escorts Ltd.	46,110
25,700	George Kent Malaysia Berhad	22,266
8,000	Haitian International Holdings, Ltd.	24,060
2,286	Hiwin Technologies Corp.	24,632
36	Hyundai Construction Equipment Co., Ltd.*	5,680
459	Hyundai Elevator Co., Ltd.	23,305
399	Hyundai Heavy Industries Co.*	37,418
337	Hyundai Mipo Dockyard Co., Ltd.*	24,747
50	Hyundai Rotem Co., Ltd.*	875
3,800	Iochpe-Maxion SA	26,355
9,940	Jain Irrigation Systems, Ltd.	19,577
1,000	King Slide Works Co., Ltd.	13,465
1,000	Kinik Co.	2,917
136	Otokar Otomotiv Ve Savunma Sanayi AS	4,439
7,000	Rechi Precision Co., Ltd.	6,737
4,062	Samsung Heavy Industries Co., Ltd.*	27,771
2,000	Shin Zu Shing Co., Ltd.	5,032
304	Timken India, Ltd.	4,198
837	Turk Traktor ve Ziraat Makineleri AS	16,777
20,000	Weichai Power Co., Ltd., Class H	21,909
1,479	Y G-1 Co., Ltd.*	20,889
11,000	Yungtay Engineering Co., Ltd.	17,757

		752,156

Marine (0.2%):
24,000	China Shipping Development Co., Ltd., Class H	13,096
392,151	Cia Sud Americana de Vapores SA*	21,165
39,000	COSCO SHIPPING Development Co., Ltd.*	7,972
42,750	Evergreen Marine Corp. (Taiwan), Ltd.*	23,460
33,207	Grindrod, Ltd.*	36,760
16,500	MISC Berhad	30,274
4,000	U-Ming Marine Transport Corp.	4,913
5,000	Wan HAI Lines, Ltd.	3,229
24,444	Wisdom Marine Lines Co., Ltd.	23,740
21,707	Yang Ming Marine Transport*	8,377

		172,986

Media (1.5%):
160,000	Alibaba Pictures Group, Ltd.*	21,498
52,700	Astro Malaysia Holdings Berhad	34,588
47,000	BEC World Public Co., Ltd.	18,878
748	Cheil Worldwide, Inc.	14,809
408	CJ CGV Co., Ltd.	28,222
301	CJ E&M Corp.	27,429

Continued

14

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Media, continued
546	CJ Hellovision Co., Ltd.	$3,617
4,478	Cyfrowy Polsat SA	31,890
13,912	Dish Tv India, Ltd.*	17,877
7,145	Grupo Televisa SA, ADR	133,397
6,900	IMAX China Holding, Inc.*(b)	20,661
2,348	Jagran Prakashan, Ltd.	6,539
193	Loen Entertainment, Inc.	20,284
24,000	Major Cineplex Group Public Co., Ltd.	21,354
8,806	Megacable Holdings SAB de C.V.	35,836
800	Multiplus SA	8,443
992	Naspers, Ltd.	277,367
327,000	PT Global MediaCom Tbk	14,223
177,400	PT Media Nusantara Citra Tbk	16,804
190,700	PT Surya Citra Media Tbk	34,790
750	PVR, Ltd.	16,537
1,500	Smiles Fidelidade SA	34,331
2,026	Sun Tv Network, Ltd.	31,431
7,747	Tv18 Broadcast, Ltd.*	7,450
81,100	Vgi Global Media plc	16,307
3,354	ZEE Entertainment Enterprises, Ltd.	30,573

		925,135

Metals & Mining (4.7%):
4,055	African Rainbow Minerals, Ltd.	43,964
26,000	Angang Steel Co., Ltd.	23,798
16,621	AngloGold Ashanti, Ltd., ADR	169,369
203	APL Apollo Tubes, Ltd.	6,293
2,033	ArcelorMittal South Africa, Ltd.*	636
974	Assore, Ltd.	28,417
4,059	Boryszew SA*	10,755
3,325	Capital SA	42,498
29,500	China Hongqiao Group, Ltd.*	33,039
3,000	China Metal Products Co., Ltd.	2,863
69,000	China Steel Corp.	57,396
44,400	China Zhongwang Holdings, Ltd.	24,297
56,000	Chung Hung Steel Corp.*	23,334
24,250	Companhia Siderurgica Nacional SA, ADR*^	59,413
1,666	Dongkuk Steel Mill Co., Ltd.	17,115
14,863	Eregli Demir ve Celik Fabrikalari T.A.S.	39,268
21,000	Feng Hsin Steel Co., Ltd.	39,314
20,918	Gerdau SA, ADR	77,815
28,000	Gloria Material Technology Corp.	18,675
41,553	Gold Field, Ltd., ADR	178,679
294	Grupa Kety SA	34,548
76,364	Grupo Mexico SAB de C.V., Series B	252,221
4,210	Grupo Simec SA de C.V., Series B*	13,143
13,059	Hindalco Industries, Ltd.	55,957
1,195	Hyundai Steel Co.	65,384
18,316	Impala Platinum Holdings, Ltd.*	48,030
7,412	Industrias CH, SAB de C.V., Series B*	31,671
2,595	Industrias Penoles SAB de C.V.	54,240
408	Jastrzebska Spolka Weglowa SA*	11,245
15,000	Jiangxi Copper Co., Ltd.	23,766

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
13,059	Jindal Steel & Power, Ltd.*	$41,945
25,310	JSW Steel, Ltd.	106,944
43,143	Kardemir Karabuk Demir Celik Sanayi VE Ticaret AS, Class D*	36,549
1,235	KGHM Polska Miedz SA	39,296
44	KISWIRE, Ltd.	1,348
115	Korea Zinc Co.	52,914
1,878	Koza Altin Isletmeleri AS*	18,932
1,922	Kumba Iron Ore, Ltd.	59,093
166	Kumkang Kind Co., Ltd.	4,450
23,056	Minera Frisco SAB de C.V.*	13,394
3,766	MMC Norilsk Nickel PJSC, ADR	71,215
78,000	MMG, Ltd.*	38,519
2,840	Moil, Ltd.	10,740
10,596	National Aluminum Co., Ltd.	14,247
7,353	Northam Platinum, Ltd.*	31,199
864	Novolipetsk Steel PJSC, GDR	22,035
364	Poongsan Corp.	16,145
1,832	POSCO, ADR	143,135
85	POSCO	26,396
29,640	Press Metal Aluminium Holdings Berhad	39,437
449,100	PT Aneka Tambang Persero Tbk*	20,689
71,800	PT Vale Indonesia Tbk*	15,315
3,505	Royal Bafokeng Platinum, Ltd.*	7,957
697	Seah Besteel Corp.	18,923
2,792	Severstal PAO, GDR	42,803
88,000	Shougang Fushan Resources Group, Ltd.	18,861
69,006	Sibanye Gold, Ltd.	87,802
11,722	Steel Authority of India, Ltd.*	16,885
32,220	TA Chen Stainless Pipe	23,153
9,813	Tata Steel, Ltd., GDR	111,179
7,000	Ton Yi Industrial Corp.	3,282
22,000	Tung Ho Steel Enterprise Corp.	19,076
7,300	Vale SA	88,622
22,223	Vale SA, ADR	271,788
5,402	Vedanta, Ltd.	27,848
7,373	Vedanta, Ltd., ADR	153,579
26,000	YC INOX Co., Ltd.	23,408
3,000	Yeong Guan Energy Technology Group Co., Ltd.	6,448
38,213	Yieh Phui Enterprise Co., Ltd.	15,642
3,500	Zhaojin Mining Industry Co., Ltd.	2,711
72,000	Zijin Mining Group Co., Ltd.	27,159

		3,278,206

Multiline Retail (0.6%):
59,000	Far Eastern Department Stores, Ltd.	29,720
15,000	Golden Eagle Retail Group, Ltd.	18,160
295	Hyundai Department Store Co., Ltd.	28,788
12,854	Lojas Renner SA	137,559
1,090	Poya International Co., Ltd.	13,643
8,500	PT Matahari Department Store Tbk	6,249
48,500	PT Mitra Adiperkasa Tbk	22,194
39,838	Ripley Corp SA	43,292

Continued

15

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Multiline Retail, continued
3,596	S.A.C.I. Falabella	$35,871
130	Shinsegae Department Store Co.	36,374
15,164	Woolworths Holdings, Ltd.	80,327

		452,177

Multi-Utilities (0.1%):
154,020	YTL Corporation Berhad	52,170
67,116	YTL Power International Berhad	21,423

		73,593

Oil, Gas & Consumable Fuels (5.7%):
30,900	Bangchak Corp. Public Co., Ltd.	38,621
38,500	Banpu Public Co., Ltd.	23,012
4,863	Bharat Pertoleum Corp., Ltd.	39,398
1,639	Chennai Petroleum Corp., Ltd.	10,967
42,000	China Coal Energy Co., Ltd., Class H	18,935
186,000	China Petroleum & Chemical Corp., Class H	136,288
21,000	China Shenhua Energy Co., Ltd.	54,326
326	CNOOC, Ltd., ADR	46,801
70,000	CNOOC, Ltd.	100,638
2,482	Coal India, Ltd.	10,226
1,750	Cosan sa industria e Comercio	21,899
4,782	Ecopetrol SA, ADR^	69,960
1,700	Empresas Copec SA	26,858
24,300	Energy Absolute Public Co., Ltd.	39,143
6,797	Exxaro Resources, Ltd.	89,560
7,000	Formosa Petrochemical Corp.	27,139
15,137	Gazprom OAO, ADR	66,745
4,041	Grupa Lotos SA	66,994
1,737	GS Holdings	100,814
48	Hankook Shell Oil Co., Ltd.	17,215
8,845	Hindustan Petroleum Corp., Ltd.	57,986
8,119	Indian Oil Corp., Ltd.	49,421
168,900	IRPC Public Co., Ltd.	36,525
64,000	Kunlun Energy Co., Ltd.	66,699
340	Lubelski Wegiel Bogdanka SA	6,547
1,985	LUKOIL PJSC, ADR	114,434
10,280	Mangalore Refinery & Petrochemicals Ltd.	20,748
7,265	MOL Hungarian Oil & Gas plc	84,397
288	NovaTek OAO, Registered Shares, GDR	34,607
7,632	Oil & Natural Gas Corp., Ltd.	23,335
3,702	Oil India, Ltd.	21,534
407	PetroChina Co., Ltd., ADR	28,466
82,000	PetroChina Co., Ltd., Class H	57,226
24,607	Petroleo Brasileiro SA, ADR*	241,887
10,434	Petroleo Brasileiro SA, ADR*	107,366
144,200	Petron Corp.	26,492
3,800	Petronas Dagangan Berhad	22,792
10,744	Petronet LNG, Ltd.	42,831
5,025	Polski Koncern Naftowy Orlen SA	152,667
12,311	Polskie Gornictwo Naftowe i Gazownictwo SA	22,214
490,000	PT Adaro Energy Tbk	66,976
336,100	PT Delta Dunia Makmur Tbk*	17,706
19,800	PT Indo Tambangraya Megah Tbk	30,153

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
475,000	PT Sugih Energy Tbk*	$1,751
126,500	PT Tambang Batubara Bukit Asam Tbk	22,878
31,700	PT United Tractors Tbk	82,627
19,000	PTT Exploration & Production Public Co., Ltd.	58,246
26,400	PTT Public Co., Ltd.	356,346
3,900	QGEP Participacoes SA	12,642
777	Reliance Industries, Ltd.	11,211
8,252	Reliance Industries, Ltd., GDR(b)	235,405
6,618	Rosneft Oil Co., Registered Shares, GDR	33,019
49,080	Semirara Mining and Power Corp.	35,988
607	SK Energy Co., Ltd.	115,602
356	SK Gas, Ltd.	31,278
341	S-Oil Corp.	37,206
867	Tatneft Pjsc, ADR	43,593
22,600	Thai Oil Public Co., Ltd.	71,798
2,493	The Great Eastern Shipping Co., Ltd.	15,607
2,064	Tupras-Turkiye Petrol Rafine	66,185
5,926	Ultrapar Participacoes SA, ADR	134,699
252,000	United Energy Group, Ltd.	18,455
2,362	Yanzhou Coal Mining Co., Ltd., ADR	27,635

		3,750,719

Paper & Forest Products (0.8%):
2,001	Century Plyboards India, Ltd.	10,587
7,803	Duratex SA	21,647
5,996	Empresas CMPC SA	20,390
2,879	Fibria Celulose SA, ADR	42,321
2,331	Hansol Holdings Co., Ltd.*	9,936
146	Hansol Paper Co., Ltd.	1,909
19,000	Lee & Man Paper Manufacturing, Ltd.	22,466
23,397	Long Chen Paper Co., Ltd.	32,762
3,420	Mondi, Ltd.	88,420
29,000	Nine Dragons Paper Holdings, Ltd.	46,461
79,700	PT Indah Kiat Pulp & Paper Corp Tbk	31,674
22,473	Sappi, Ltd.	163,110
6,600	Suzano Papel e Celulose SA	37,196
12,900	Ta Ann Holdings Berhad	11,655
47,000	YFY, Inc.*	22,019

		562,553

Personal Products (1.1%):
181	Amorepacific Corp.	51,415
384	Amorepacific Group	50,594
926	Bajaj Corp., Ltd.	6,933
3,000	Chlitina Holding, Ltd.	15,190
945	Colgate-Palmolive India, Ltd.	16,273
173	Cosmax, Inc.	18,868
8,409	Dabur India, Ltd.	45,985
1,393	Emami, Ltd.	29,008
101	Gillette India, Ltd.	10,697
2,030	Godrej Consumer Products, Ltd.	31,744
3,000	Grape King BIO, Ltd.	21,003
9,000	Hengan International Group Co., Ltd.	99,898
499	Korea Kolmar Co., Ltd.	38,184

Continued

16

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Personal Products, continued
113	LG Household & Health Care, Ltd.	$125,292
8,551	Marico, Ltd.	43,203
25,000	Microbio Co., Ltd.*	18,631
4,000	Natura Cosmeticos SA	39,876
174	Procter & Gamble Hygiene & Healthcare, Ltd.	25,614

		688,408

Pharmaceuticals (1.5%):
154	Abbott India Ltd.	13,309
510	Ajanta Pharma, Ltd.	11,916
840	Alembic Pharmaceuticals, Ltd.	6,997
3,453	Aspen Pharmacare Holdings, Ltd.	77,689
7,287	Aurobindo Pharma, Ltd.	78,527
3,311	Cadila Healthcare, Ltd.	22,490
21,000	China Medical System Holdings, Ltd.	48,944
22,000	China Pharmaceutical Enterprise & Investment Corp.	44,419
3,000	China Shineway Pharmaceutical Group, Ltd.	2,799
12,000	China Traditional Chinese Medicine Co., Ltd.	6,386
181	Chong Kun Dang Pharmaceutical Corp.	23,395
3,827	Cipla, Ltd.	36,392
12,000	Dawnrays Pharmaceutical Holdings, Ltd.	6,558
2,231	Dr. Reddy’s Laboratories, Ltd., ADR^	83,795
8	Glaxo smithkline Pharmaceuticals, Ltd.	312
3,004	Glenmark Pharmaceuticals, Ltd.	27,931
204,000	Hua Han Bio-Pharmaceutical Holdings, Ltd.*(a)	13,839
2,700	Hypermarcas SA	29,310
2,351	Ipca Laboratories, Ltd.	22,033
2,206	Jubilant Life Sciences, Ltd.	27,135
754	Kwang Dong Pharmmaceutical Co.*	6,160
3,131	Lupin, Ltd.	43,360
701	Natco Pharma, Ltd.	10,561
469	Pfizer Ltd.	15,155
898	Piramal Enterprises, Ltd.	40,274
287,900	PT Kalbe Farma Tbk	35,883
697	Richter Gedeon Nyrt	18,267
656	Samjin Pharmaceutical Co., Ltd.	21,954
57	Sanofi India, Ltd.	4,228
91,000	Sihuan Pharmaceutical Holdings Group, Ltd.	32,729
60,000	Sino Biopharmaceutical, Ltd.	106,182
40,172	SSY Group, Ltd.	24,702
803	Strides Shasun, Ltd.	10,339
6,420	Sun Pharmaceutical Industries, Ltd.	57,263
11,000	Tong Ren Tang Technologies Co., Ltd.	15,876
695	Torrent Pharmaceuticals, Ltd.	15,397
5,000	TTY Biopharm Co., Ltd.	17,214
1,348	Wockhardt, Ltd.*	19,666
95	Yuhan Corp.	19,430

		1,098,816

Real Estate Management & Development (3.3%):
42,000	Agile Property Holdings, Ltd.	63,737
3,615	Aliansce Shopping Centers SA*	19,665
38,800	Ayala Land, Inc.	34,592
438,000	Bangkok Land Public Co., Ltd.	24,071

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
30,000	Beijing Capital Land, Ltd.	$15,590
19,423	BR Malls Participacoes SA	74,557
14,000	C C Land Holdings, Ltd.*	3,095
15,400	Cathay Real Estate Development Co., Ltd.	8,512
20,700	Central Pattana Public Co., Ltd.	54,086
36,000	China Evergrande Group*	123,300
62,000	China Merchants Land, Ltd.	11,425
30,000	China Overseas Land & Investment, Ltd.	96,559
12,000	China Overseas Property Holdings, Ltd.	3,246
30,000	China Resources Land, Ltd.	88,110
15,000	China Sce Property Holdings, Ltd.	6,455
50,000	China South City Holdings, Ltd.	13,117
16,300	China Vanke Co., Ltd., Class H	64,910
70,000	CIFI Holdings Group Co., Ltd.	42,065
22,208	Corporacion Inmobiliaria Vesta SAB de C.V.	27,609
80,000	Country Garden Holdings Co., Ltd.	152,011
6,951	DLF, Ltd.	28,243
852	Dongwon Development Co., Ltd.*	3,966
44,500	Eco World Development Group Berhad*	15,185
2,544	Etalon Group, Ltd.	7,633
16,000	Farglory Land Development Co., Ltd.	17,264
474,000	Filinvest Land, Inc.	17,860
96,000	Franshion Properties China, Ltd.	42,117
65,000	Fullshare Holdings, Ltd.	29,939
16,000	Greenland Hong Kong Holdings, Ltd.	6,368
12,500	Greentown China Holdings, Ltd.	16,030
26,800	Guangzhou R&F Properties Co., Ltd., Class H	60,423
15,600	Highwealth Construction Corp.	22,203
20,000	Hopson Development Holdings, Ltd.	19,607
4,000	Huaku Development Co., Ltd.	9,328
19,000	Hung Sheng Construction, Ltd.	16,319
1,800	Iguatemi Empresa de Shopping Centers SA	21,380
5,190	Indiabulls Real Estate, Ltd.*	18,086
21,700	IOI Properties Group Berhad	9,924
31,500	KWG Property Holding, Ltd.	36,648
6,200	L.P.N. Development Public Co., Ltd.	2,512
14,182	LC Corp. SA	11,197
18,500	Longfor Properties Co., Ltd.	46,356
52,975	Mah Sing Group Berhad	18,977
190,500	Megaworld Corp.	19,698
59,000	Mingfa Group International Co., Ltd.*(a)	850
1,265	Multiplan Empreendimentos Imobiliarios SA	27,045
1,588	NEPI Rockcastle plc	27,508
938	Oberoi Realty, Ltd.	7,060
15,342	Parque Arauco SA	47,572
944	Phoenix Mills, Ltd. (The)	9,293
53,000	Poly Property Group Co., Ltd.*	27,465
1,252	Prestige Estates Projects, Ltd.	6,240
33,000	Prince Housing & Development Corp.	13,363
21,400	Pruksa Holding Public Co., Ltd.	15,427
417,700	PT Alam Sutera Realty Tbk	10,962
271,500	PT Bumi Serpong Damai Tbk	34,022
434,245	PT Ciputra Development Tbk	37,929

Continued

17

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
2,256,500	PT Hanson International Tbk*	$18,301
23,200	PT Lippo Cikarang Tbk*	5,378
577,600	PT Lippo Karawaci Tbk	20,779
177,300	PT Modernland Realty Tbk	3,843
327,500	PT Pakuwon Jati Tbk	16,537
251,500	PT Summarecon Agung Tbk	17,540
20,000	Redco Properties Group, Ltd.(b)	9,098
464,000	Renhe Commercial Holdings Co., Ltd.*	13,204
38,900	Robinsons Land Corp.	16,569
15,600	Ruentex Development Co., Ltd.*	16,739
14,000	Shanghai Industrial Urban development Group, Ltd.	3,340
75,023	Shenzhen Investment, Ltd.	31,046
29,000	Shimao Property Holdings, Ltd.	63,087
95,500	Shui On Land, Ltd.	26,322
21,995	Sime Darby Property Berhad*	9,681
48,500	Sino-Ocean Land Holdings, Ltd.	33,349
65,700	SM Prime Holdings, Inc.	49,360
707	Sobha, Ltd.	6,855
36,500	Soho China, Ltd.	21,348
70,464	Sunway Berhad	28,383
28,400	Supalai Public Co., Ltd.	20,660
64,000	Taiwan Land Development Corp.*	22,044
83,000	UEM Sunrise Berhad*	21,322
31,500	UOA Development Berhad	18,615
245,700	Vista Land & Lifescapes, Inc.	29,486
236,000	Yuexiu Property Co., Ltd.	43,971
24,000	Yuzhou Properties Co., Ltd.	12,777

		2,268,345

Road & Rail (0.1%):
23,000	CAR, Inc.*	20,155
102	CJ Korea Express Co., Ltd.*	13,335
1,287	Container Corporation of India, Ltd.	27,772
11,970	Localiza Rent a Car SA	79,624
821	PKP Cargo SA*	12,988

		153,874

Semiconductors & Semiconductor Equipment (7.0%):
9,000	A-DATA Technology Co., Ltd.	21,330
30,191	Advanced Semiconductor Engineering, Inc., ADR	195,638
5,000	Advanced Wireless Semiconductor Co.	11,449
5,100	Ardentec Corp.	6,424
13,000	Chipbond Technology Corp.	24,606
2,091	Dongbu Hitek Co., Ltd.*	23,425
5,080	Elite Advanced Laser Corp.	22,082
2,000	eMemory Technology, Inc.	28,692
251	EO Technics Co., Ltd.*	25,489
23,000	Epistar Corp.*	34,770
20,000	Everlight Electronics Co., Ltd.	30,178
21,000	FocalTech Systems Co., Ltd.	21,988
369,000	GCL-Poly Energy Holdings, Ltd.*	65,738
9,000	Gigastorage Corp.*	4,924
15,634	Gintech Energy Corp.*	9,348
13,200	Globetronics Technology Berhad	21,542

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
12,000	Greatek Electronics, Inc.	$21,006
11,000	Holtek Semiconductor, Inc.	25,396
50	Hyundai Robotics Co., Ltd.*	17,772
1,838	Jusung Engineering Co., Ltd.*	23,308
31,000	King Yuan Electronics Co., Ltd.	31,472
13,000	Kinsus Interconnect Technology Corp.	23,691
410	Koh Young Technology, Inc.*	31,526
2,000	Land Mark Optoelectronics Corp.	25,783
121	LEENO Industrial, Inc.	6,496
34,435	Macronix International Co., Ltd.*	50,933
3,600	Malaysian Pacific Industries Berhad	11,234
7,000	MediaTek, Inc.	69,025
10,816	Motech Industries, Inc.*	8,157
11,424	Nanya Technology Corp.	29,089
26,430	Neo Solar Power Corp.*	12,201
2,360	NEPES Corp.*	20,808
9,000	Novatek Microelectronics Corp.	34,288
23,000	Pan Jit International, Inc.	23,120
1,000	Parade Technologies, Ltd.	19,699
3,000	Phison Electronics Corp.	29,370
15,000	Powertech Technology, Inc.	44,332
9,000	Radiant Opto-Electronics Corp.	21,345
6,000	Realtek Semiconductor Corp.	21,940
10,057	Semiconductor Manufacturing International Corp., ADR*^	86,088
1,476	Seoul Semiconductor Co., Ltd.	38,277
5,300	SFA Semicon Co., Ltd.*	11,613
4,000	Sigurd Microelectronics Corp.	4,423
10,138	Siliconware Precision Industries Co., ADR	85,261
14,000	Sino-American Silicon Products, Inc.	35,678
5,000	Sitronix Technology Corp.	14,084
6,595	SK Hynix, Inc.	465,731
37,000	Sunplus Technology Co., Ltd.	20,352
9,000	Taiwan Semiconductor Co., Ltd.	20,847
55,951	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,218,458
14,000	Taiwan Surface Mounting Technology Corp.	16,524
862	Tes Co., Ltd.	30,584
3,228	Topco Scientific Co., Ltd.	8,770
759	Toptec Co., Ltd.*	20,125
35,700	Unisem (M) Berhad	32,200
96,403	United Microelectronics Corp., ADR	230,403
20,000	Vanguard International Semiconductor Corp.	44,260
5,250	Visual Photonics Epitaxy Co., Ltd.	16,366
6,153	WIN Semiconductors Corp.	58,171
56,648	Winbond Electronics Corp.	44,548
750	Wonik Ips Co., Ltd.*	23,300
74,000	Xinyi Solar Holdings, Ltd.	28,580

		4,704,257

Software (0.3%):
368	Asseco Poland SA	4,648
1,339	CD Projekt SA	37,312
244	Com2uS Corp.	30,977

Continued

18

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Software, continued
1,953	Cyient, Ltd.	$17,760
333	DuzonBIzon Co., Ltd.	10,343
4,000	International Games System Co., Ltd.	20,987
40,000	Kingdee International Software Group Co., Ltd.*	22,440
4,341	Kpit Technologies, Ltd.	12,291
54	Ncsoft Corp.	22,562
271	NHN Entertainment Corp.*	17,287
548	NIIT Technologies, Ltd.	5,538
424	Oracle Financial Services Software, Ltd.	27,221
1,758	Tata Elxsi, Ltd.	26,906
2,500	Totvs SA	22,533

		278,805

Specialty Retail (1.0%):
39,000	Beauty Community Public Co., Ltd., Class F	24,996
19,800	Bermaz Motor Berhad	10,787
676	Cashbuild, Ltd.	24,405
11,000	China Harmony New Energy Auto Holding, Ltd.*	8,023
2,900	Cia. Hering	22,404
255,000	GOME Electrical Appliances Holdings, Ltd.	30,677
101,400	Home Product Center Public Co., Ltd.	39,771
3,000	Hotai Motor Co., Ltd.	35,684
6,696	Lewis Group, Ltd.	14,368
291	Lotte Himart Co., Ltd.	18,725
5,320	Mr.Price Group, Ltd.	105,585
16,800	Padini Holdings Berhad	21,895
347,300	PT ACE Hardware Indonesia Tbk	29,545
16,195	Super Group, Ltd.*	54,304
4,203	The Foschini Group, Ltd.	67,009
16,325	Truworths International, Ltd.	124,819
4,908	Via Varejo SA	36,215
17,500	Zhongsheng Group Holdings, Ltd.	39,773

		708,985

Technology Hardware, Storage & Peripherals (4.9%):
57,000	Acer, Inc.	46,130
4,399	Advantech Co., Ltd.	31,097
13,000	Asia Vital Components Co., Ltd.	14,133
5,000	Asustek Computer, Inc.	46,976
3,000	Casetek Holdings, Ltd.	10,281
13,000	Catcher Technology Co., Ltd.	142,710
8,085	Chicony Electronics Co., Ltd.	20,377
14,000	Clevo Co.	13,624
99,967	CMC Magnetics Corp.*	14,269
87,000	Compal Electronics, Inc.	62,175
92,000	Coolpad Group, Ltd.*(a)	202
2,000	Ennoconn Corp.	30,190
8,220	Foxconn Technology Co., Ltd.	23,482
15,000	Getac Technology Corp.	22,277
11,000	Gigabyte Technology Co., Ltd.	19,952
9,000	High Tech Computer Corp.*	22,046
20,000	Inventec Corp.	15,952
4,000	Legend Holdings Corp., Class H(b)	18,379
122,000	Lenovo Group, Ltd.	68,860

Shares		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals, continued
46,460	Lite-On Technology Corp.	$63,464
11,000	Micro-Star International Co., Ltd.	28,310
26,119	Mitac Holding Corp.	31,346
37,000	Pegatron Corp.	89,450
7,000	Primax Electronics, Ltd.	18,541
53,000	Qisda Corp.	37,637
22,000	Quanta Computer, Inc.	45,695
49,360	Ritek Corp.*	7,726
1,913	Samsung Electronics Co., Ltd., GDR	2,289,308
208	Sindoh Co., Ltd.*	12,328
8,000	Transcend Infromation, Inc.	22,216
69,332	Wistron Corp.	55,735

		3,324,868

Textiles, Apparel & Luxury Goods (1.1%):
4,500	Alpargatas SA	23,678
16,000	Anta Sports Products, Ltd.	72,581
1,300	Arezzo Industria E Comercio SA	21,443
3,289	Arvind, Ltd.	23,189
587	CCC SA	47,928
76,000	China Dongxiang Group Co., Ltd.	14,083
10,000	Cosmo Lady China Holdings Co., Ltd.(b)	3,622
2,059	De Licacy Industrial Co., Ltd.	1,743
2,085	Eclat Textile Co., Ltd.	20,870
22,880	Everest Textile Co., Ltd.	10,880
8,075	Feng Tay Enterprise Co., Ltd.	36,748
177	Fila Korea, Ltd.*	13,501
14,000	Formosta Taffeta Co., Ltd.	14,714
535	Handsome Co., Ltd.	15,715
585	Hansae Co., Ltd.	14,727
1,315	Indo Count Industies, Ltd.	2,553
459	LF Corp.	13,409
4	LPP SA	10,211
3,212	Makalot Industrial Co., Ltd.	13,472
68	Page Industries, Ltd.	27,149
30,000	Pou Chen Corp.	38,842
2,940	Rajesh Exports, Ltd.	36,917
1,269	Raymond, Ltd.	20,971
35,000	Roo Hsing Co., Ltd.*	20,752
7,000	Ruentex Industries, Ltd.	11,894
7,000	Shenzhou International Group	66,489
388	SRF, Ltd.	12,042
34,140	Tainan Spinning Co., Ltd.	15,594
7,000	Taiwan Paiho, Ltd.	28,466
4,591	Titan Co., Ltd.	61,592
627	Vardhman Textiles Ltd.	13,578
5,586	Welspun India, Ltd.	6,223
337	Youngone Corp.	9,921
239	Youngone Holdings Co., Ltd.	12,377

		757,874

Thrifts & Mortgage Finance (0.6%):
1,135	Can Fin Homes, Ltd.	8,406
5,015	Dewan Housing Finance Corp., Ltd.	45,648

Continued

19

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
786	Gruh Finance, Ltd.	$6,198
6,407	Housing Development Finance Corp., Ltd.	171,494
5,052	Indiabulls Housing Finance, Ltd.	94,617
7,284	LIC Housing Finance, Ltd.	64,187

		390,550

Tobacco (0.4%):
3,300	British American Tobacco Malaysia Berhad	32,642
36,991	ITC, Ltd.	152,351
599	KT&G Corp.	64,646
7,000	PT Gudang Garam Tbk	43,244
214	VST Industries, Ltd.	10,743

		303,626

Trading Companies & Distributors (0.3%):
11,062	Adani Enterprises, Ltd.	28,825
9,275	Barloworld, Ltd.	119,816
1,537	Daewoo International Corp.	26,024
1,664	Hudaco Industries, Ltd.	19,529
590	LG International Corp.	14,954
270,000	New Provenance Everlasting Holdings, Ltd.*	5,393
2,473	SK Network Co., Ltd.	15,369
88	Trencor, Ltd.	343

		230,253

Transportation Infrastructure (1.2%):
9,195	Adani Ports & Special Economic Zone, Ltd.	58,323
50,600	Airports of Thailand Public Co., Ltd.	105,393
13,600	Bangkok Aviation Fuel Services Public Co., Ltd.	19,516
140,782	Bangkok Exressway & Metro Public Co., Ltd.	33,291
20,000	Beijing Capital International Airport Co., Ltd.	30,085
13,964	China Merchants Holdings International Co., Ltd.	36,548
11,900	Companhia de Concessoes Rodoviarias	57,952
38,000	Cosco Pacific, Ltd.	39,540
3,700	Ecorodovias Infraestrutura e Logistica SA	13,723
1,854	Gateway Distriparks, Ltd.	6,844
8,915	Grupo Aeroportuario del Centro Norte, SAb de C.V.	46,215
260	Grupo Aeroportuario del Sureste SAB de C.V., ADR	47,453
4,648	Grupo Aeroporturaio del Pacifico SAB de C.V.	47,760
19,750	International Container Terminal Services, Inc.	41,711
16,000	Jiangsu Expressway Co., Ltd., Series H	24,366
12,000	Malaysia Airports Holdings Berhad	26,155
1,675	Promotora y Operadora de Infraestructura SAB de C.V.	16,553
57,956	PT Jasa Marga Persero Tbk	27,313
22,789	Shenzhen International Holdings, Ltd.	43,401
58,253	Sociedad Matriz SAAM SA	6,257
18,000	Taiwan High Speed Rail Corp.	14,208
6,974	TAV Havalimanlari Holding AS	41,340
70,000	Tianjin Port Development Holdings, Ltd.	10,304
29,300	Westports Holding Berhad	26,857
20,000	Zhejiang Expressway Co., Ltd.	21,989

		843,097

Shares		Fair Value
Common Stocks, continued
Water Utilities (0.4%):
36,941	Aguas Andinas SA, Class A	$24,473
38,000	Beijing Enterprises Water Group, Ltd.	29,403
6,610	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	69,074
1,200	Companhia de Saneamento de Minas Gerais- Copasa MG	15,701
64,000	CT Environmental Group, Ltd.	11,843
22,000	Guangdong Investment, Ltd.	29,450
16,068	Inversiones Aguas Metropolitanas SA	30,516
67,400	Manila Water Co.	37,790
37,300	TTW Public Co., Ltd.	14,425

		262,675

Wireless Telecommunication Services (3.1%):
11,500	Advanced Information Service plc	67,409
22,316	America Movil SAB de C.V., Series L, ADR	382,718
38,090	Axiata Group Berhad	51,596
13,131	Bharti Airtel, Ltd.	108,677
19,500	China Mobile, Ltd.	197,390
7,027	China Mobile, Ltd., ADR	355,144
17,300	DIGI.com Berhad	21,818
2,969	Empresa Nacional de Telecomunicaciones SA	33,378
18,000	Far EasTone Telecommunications Co., Ltd.	44,465
520	Globe Telecom, Inc.	19,795
29,245	Idea Cellular, Ltd.*	49,379
16,200	Maxis Berhad	24,079
2,220	MegaFon PJSC, Registered Shares, GDR	20,535
31,162	MTN Group, Ltd.	345,657
1,112	PLDT, Inc., ADR	33,449
30,600	PT Indosat Tbk	10,824
112,500	PT XL Axiata Tbk*	24,550
25,752	Reliance Communications, Ltd.*	14,586
1,682	SK Telecom Co., Ltd., ADR	46,945
14,000	Taiwan Mobile Co., Ltd.	50,578
2,816	Tim Participacoes SA, ADR	54,377
15,400	Total Access Communication Public Co., Ltd.*	23,096
5,607	Turkcell Iletisim Hizmetleri AS, ADR	57,191
11,621	Veon, Ltd., ADR	44,625
4,438	Vodacom Group, Ltd.	52,328

		2,134,589

Total Common Stocks (Cost $56,761,794)		66,853,348

Preferred Stocks (0.2%):
Chemicals (0.1%):
2,900	Braskem SA, Class A, 2.93%	37,489

Electric Utilities (0.0%):
723	Companhia de Transmissao de Energia Eletrica Paulista, 4.54%	14,585

Independent Power & Renewable Electricity Producers (0.0%):
4,100	Companhia Energetica de Sao Paulo, Class B, 3.67%	16,319

Machinery (0.0%):
17,000	Marcopolo SA, 0.83%	20,454

Continued

20

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Preferred Stocks, continued
Metals & Mining (0.0%):
7,000	Usinas Siderurgicas de Minas Gerais SA, Class A, 0.35%*	$19,208

Multiline Retail (0.1%):
6,618	Lojas Americanas SA, 0.09%	34,025

Total Preferred Stocks (Cost $85,590)		142,080

Rights (0.0%):
Electrical Equipment (0.0%):
83	Bizlink Holdings, Expires on 1/10/18*(a)	191

Household Durables (0.0%):
985	Gafisa SA, Expires on 1/15/18*	980

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Rights, continued
Technology Hardware, Storage & Peripherals (0.0%):
562	Casetek Holdings, Ltd., Expires on 2/08/18*(a)	$189

Total Rights (Cost $—)		1,360

Securities Held as Collateral for Securities on Loan (2.2%):
$1,483,253	AZL DFA Emerging Markets Core Equity Fund Securities Lending Collateral Account(c)	1,483,253

Total Securities Held as Collateral for Securities on Loan (Cost $1,483,253)		1,483,253

Total Investment Securities (Cost $58,330,637)(d) — 102.1%		68,480,041
Net other assets (liabilities) — (2.1)%		(1,432,558)

Net Assets — 100.0%		$67,047,483

Percentages indicated are based on net assets as of December 31, 2017.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $1,450,071.

(a)	The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.11% of the net assets of the Fund.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2017: (Unaudited)

Country	Percentage
Bermuda	0.3%
Brazil	7.0%
Cayman Islands	0.5%
Chile	1.5%
China	10.8%
Colombia	0.3%
Czech Republic	0.1%
Egypt	0.1%
Guernsey	— %^
Hong Kong	5.4%
Hungary	0.3%
India	13.0%
Indonesia	2.8%
Korea, Republic Of	0.4%
Malaysia	3.3%
Mexico	3.8%

Country	Percentage
Netherlands	0.1%
Philippines	1.6%
Poland	1.6%
Republic of Korea (South)	14.6%
Romania	— %^
Russian Federation	1.1%
South Africa	8.6%
Spain	— %^
Switzerland	0.1%
Taiwan, Province Of China	15.6%
Thailand	3.1%
Turkey	1.2%
Ukraine	— %^
United States	2.8%

100.0%

^	Represents less than 0.05%.

See accompanying notes to the financial statements.

21

AZL DFA Emerging Markets Core Equity Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment securities, at cost	$58,330,637

Investment securities, at value*	$68,480,041
Interest and dividends receivable	109,751
Foreign currency, at value (cost $222,298)	225,164
Reclaims receivable	15,293
Prepaid expenses	383

Total Assets	68,830,632

Liabilities:
Cash overdraft	33,768
Payable for investments purchased	85,897
Payable for capital shares redeemed	19,344
Payable for collateral received on loaned securities	1,483,253
Accrued foreign taxes	72,657
Manager fees payable	48,680
Administration fees payable	9,332
Distribution fees payable	13,788
Custodian fees payable	14,231
Administrative and compliance services fees payable	111
Transfer agent fees payable	500
Trustee fees payable	72
Other accrued liabilities	1,516

Total Liabilities	1,783,149

Net Assets	$67,047,483

Net Assets Consist of:
Capital	$60,111,998
Accumulated net investment income/(loss)	585,061
Accumulated net realized gains/(losses) from investment transactions	(3,729,645)
Net unrealized appreciation/(depreciation) on investments	10,080,069

Net Assets	$67,047,483

Shares of beneficial interest (unlimited number of shares authorized, no par value)	5,976,378
Net Asset Value (offering and redemption price per share)	$11.22

*	Includes securities on loan of $1,450,071.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends	$1,710,001
Income from securities lending	11,374
Other income	2,519
Foreign withholding tax	(173,120)

Total Investment Income	1,550,774

Expenses:
Manager fees	803,672
Administration fees	199,937
Distribution fees	160,734
Custodian fees	150,492
Administrative and compliance services fees	939
Transfer agent fees	5,822
Trustee fees	3,271
Professional fees	4,034
Shareholder reports	1,125
Other expenses	1,868

Total expenses before reductions	1,331,894
Less expenses voluntarily waived/reimbursed by the Manager	(192,882)
Less expense contractually waived/reimbursed by the Manager	(180,802)

Net expenses	958,210

Net Investment Income/(Loss)	592,564

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions and foreign currencies	1,352,279
Change in net unrealized appreciation/depreciation on investments and foreign currencies	17,158,454
Change in accrued foreign tax liability	(16,123)

Net Realized/Unrealized Gains/(Losses) on Investments	18,494,610

Change in Net Assets Resulting From Operations	$19,087,174

See accompanying notes to the financial statements.

22

AZL DFA Emerging Markets Core Equity Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$592,564	$640,043
Net realized gains/(losses) on investment transactions	1,352,279	(2,939,678)
Change in unrealized appreciation/depreciation on investments	17,142,331	10,242,974

Change in net assets resulting from operations	19,087,174	7,943,339

Distributions to Shareholders:
From net investment income	(668,124)	(518,993)

Change in net assets resulting from distributions to shareholders	(668,124)	(518,993)

Capital Transactions:
Proceeds from shares issued	926,887	1,543,548
Proceeds from dividends reinvested	668,124	518,993
Value of shares redeemed	(10,968,166)	(13,176,648)

Change in net assets resulting from capital transactions	(9,373,155)	(11,114,107)

Change in net assets	9,045,895	(3,689,761)
Net Assets:
Beginning of period	58,001,588	61,691,349

End of period	$67,047,483	$58,001,588

Accumulated net investment income/(loss)	$585,061	$646,397

Share Transactions:
Shares issued	91,727	189,276
Dividends reinvested	63,997	60,069
Shares redeemed	(1,077,621)	(1,548,664)

Change in shares	(921,897)	(1,299,319)

See accompanying notes to the financial statements.

23

AZL DFA Emerging Markets Core Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2017	Year Ended December 31, 2016	April 27, 2015 to December 31, 2015(a)
Net Asset Value, Beginning of Period	$8.41	$7.53	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.12	0.10	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	2.80	0.85	(2.53)

Total from Investment Activities	2.92	0.95	(2.47)

Dividends to Shareholders From:
Net Investment Income	(0.11)	(0.07)	—

Total Dividends	(0.11)	(0.07)	—

Net Asset Value, End of Period	$11.22	$8.41	$7.53

Total Return(b)	34.86%	12.63%	(24.70	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$67,047	$58,002	$61,691
Net Investment Income/(Loss)(d)	0.92%	1.03%	1.02%
Expenses Before Reductions(d)(e)	2.07%	2.03%	2.00%
Expenses Net of Reductions(d)	1.49%	1.50%	1.60%
Portfolio Turnover Rate	9%	16%	26	%(c)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

24

AZL DFA Emerging Markets Core Equity Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA Emerging Markets Core Equity Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of certain market discounts and gain/loss, miscellaneous adjustment on return of capital, and other permanent adjustments), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities).

25

AZL DFA Emerging Markets Core Equity Fund

Notes to the Financial Statements

December 31, 2017

The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $2 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $988 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions	$1,467,393	$—	$—	$15,860	$1,483,253

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2017, the Fund did not engage in any such transactions under the Rule.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL DFA Emerging Markets Core Equity Fund	1.25%	1.50%

*	The Manager voluntarily reduced the management fee to 0.95% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2017, the contractual reimbursements subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2018	Expires 12/31/2019	Expires 12/31/2020	Total
AZL DFA Emerging Markets Core Equity Fund	$44,947	$144,438	$180,802	$370,187

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

26

AZL DFA Emerging Markets Core Equity Fund

Notes to the Financial Statements

December 31, 2017

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $673 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

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AZL DFA Emerging Markets Core Equity Fund

Notes to the Financial Statements

December 31, 2017

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Other^	Total

Common Stocks
Aerospace & Defense	$71,144	$111,491	$—	$182,635
Airlines	111,140	371,864	—	483,004
Auto Components	17,107	956,502	—	973,609
Banks	2,169,804	5,209,969	—	7,379,773
Beverages	629,028	253,925	—	882,953
Capital Markets	100,100	834,445	—	934,545
Chemicals	341,917	2,034,131	—	2,376,048
Commercial Services & Supplies	11,069	147,714	—	158,783
Communications Equipment	1,170	152,048	—	153,218
Construction & Engineering	185,922	662,456	—	848,378
Construction Materials	143,201	677,709	—	820,910
Consumer Finance	10,805	343,518	—	354,323
Containers & Packaging	27,066	109,733	—	136,799
Diversified Consumer Services	206,041	25,317	—	231,358
Diversified Financial Services	19,034	824,780	—	843,814
Diversified Telecommunication Services	494,121	498,665	—	992,786
Electric Utilities	657,490	525,574	—	1,183,064
Electronic Equipment, Instruments & Components	372,445	2,495,050	—	2,867,495
Food & Staples Retailing	347,438	1,098,001	—	1,445,439
Food Products	396,838	1,701,351	—	2,098,189
Gas Utilities	43,948	385,513	—	429,461
Health Care Providers & Services	103,606	340,739	—	444,345
Hotels, Restaurants & Leisure	116,599	542,240	—	658,839
Household Durables	139,776	519,442	—	659,218
Household Products	72,970	275,394	—	348,364
Independent Power & Renewable Electricity Producers	151,776	437,973	—	589,749
Industrial Conglomerates	178,872	1,146,024	—	1,324,896
Insurance	149,289	1,853,609	—	2,002,898
Internet & Direct Marketing Retail	123,255	41,733	—	164,988
Internet Software & Services	608,718	1,960,468	—	2,569,186
IT Services	691,816	813,099	—	1,504,915
Machinery	26,355	725,801	—	752,156
Marine	21,165	151,821	—	172,986
Media	212,007	713,128	—	925,135
Metals & Mining	1,653,821	1,624,385	—	3,278,206
Multiline Retail	216,722	235,455	—	452,177
Oil, Gas & Consumable Fuels	876,240	2,874,479	—	3,750,719
Paper & Forest Products	121,554	440,999	—	562,553
Personal Products	39,876	648,532	—	688,408
Pharmaceuticals	113,105	985,711	—	1,098,816
Real Estate Management & Development	227,509	2,040,836	—	2,268,345
Road & Rail	79,624	74,250	—	153,874
Semiconductors & Semiconductor Equipment	2,815,848	1,888,409	—	4,704,257
Software	22,533	256,272	—	278,805
Specialty Retail	58,619	650,366	—	708,985
Technology Hardware, Storage & Peripherals	202	3,324,666	—	3,324,868
Textiles, Apparel & Luxury Goods	45,121	712,753	—	757,874
Transportation Infrastructure	235,913	607,184	—	843,097
Water Utilities	154,189	108,486	—	262,675
Wireless Telecommunication Services	1,007,827	1,126,762	—	2,134,589
All Other Common Stocks+	—	3,690,841	—	3,690,841
Preferred Stocks+	142,080	—	—	142,080
Rights	980	380	—	1,360
Securities Held as Collateral for Securities on Loan	—	—	1,483,253	1,483,253

Total Investments	$16,764,795	$50,231,993	$1,483,253	$68,480,041

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

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AZL DFA Emerging Markets Core Equity Fund

Notes to the Financial Statements

December 31, 2017

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL DFA Emerging Markets Core Equity Fund	$5,971,632	$15,334,035

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $58,497,091. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$15,358,023
Unrealized (depreciation)	(5,375,073)

Net unrealized appreciation/(depreciation)	$9,982,950

As of the end of its tax year ended December 31, 2017, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL DFA Emerging Markets Core Equity Fund	$3,162,905	$555,308	$3,718,213

During the year ended December 31, 2017, the Fund utilized $1,338,246 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA Emerging Markets Core Equity Fund	$668,124	$—	$668,124

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA Emerging Markets Core Equity Fund	$518,993	$—	$518,993

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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AZL DFA Emerging Markets Core Equity Fund

Notes to the Financial Statements

December 31, 2017

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL DFA Emerging Markets Core Equity Fund	$740,083	$—	$(3,718,213)	$9,913,615	$6,935,485

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL DFA Emerging Markets Core Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the two-year period then ended and the period from April 27, 2015 (commencement of operations) to December 31, 2015. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from April 27, 2015 to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 0.28% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

34

objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

35

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

36

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

37

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

38

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® DFA Five-Year Global Fixed Income Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA Five-Year Global Fixed Income Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA Five-Year Global Fixed Income Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® DFA Five-Year Global Fixed Income Fund (Class 2 Shares) (the “Fund”) returned 1.57%. That compared to a 1.13% total return for its benchmark, the Citi World Government Bond Index, 1-5 Years, Currency-Hedged in USD Terms1.

Yield curves were upwardly sloped in many developed markets for the year, indicating positive expected term premiums. U.S. dollar-denominated bonds offered some of the highest expected returns during the period, in part due to the shape of the U.S. yield curve. Realized term premiums were indeed positive both globally and in the U.S., as longer-term maturities outperformed shorter-term maturities.

The Fund outperformed its benchmark for the period. The Fund’s underweight position in shorter-term securities of 1-3 years and its overweight exposure to 3-5 year securities benefited performance, as longer-dated securities outperformed their shorter-dated counterparts. The Fund’s greater exposure to U.S. dollar-denominated bonds than its global benchmark boosted relative performance during the period.*

The Fund’s performance was hurt by its focus on higher-quality securities. In particular, the Fund’s lack of exposure to the lower-rated Italian and Spanish government bond markets dragged on relative performance.*

The Fund hedged exposure to bonds not denominated in U.S. dollars with currency forward contracts. Given the benchmark index is also currency hedged, these derivatives did not affect relative performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® DFA Five-Year Global Fixed Income Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide a market rate of return for a fixed income portfolio with low relative volatility of returns, and seeks to focus the eligible universe on securities with relatively less expected upward or downward movement in market value. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in fixed income securities that mature within five years from the date of settlement.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Total Returns as of December 31, 2017

	1 Year	Since Inception (4/27/15)
AZL® DFA Five-Year Global Fixed Income Fund (Class 2 Shares)	1.57%	0.72%
Citi World Government Bond Index, 1-5 Years, Currency-Hedged in USD Terms	1.13%	1.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® DFA Five-Year Global Fixed Income Fund (Class 2 Shares)	0.90%

The above expense ratios are based on the current Fund prospectus dated May 1, 2017. The Manager voluntarily reduced the management fee to 0.50% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.95% for Class 2 Shares through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Citi World Government Bond Index, 1-5 Years, Currency-Hedged in USD Terms, an unmanaged index that measures the performance of fixed-rate; local currency, investment-grade sovereign bonds, and currently comprises sovereign debt from over 20 countries. This index follows the same inclusion criteria and methodology as the Citigroup Non-U.S. Dollar World Government Bond Index, which is a market capitalization-weighted index that tracks 10 government bond indices, excluding the U.S. (“WGBI”), but only includes the securities from the WGBI with a weighted average life of greater than or equal to 1 and less than 5 years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA Five-Year Global Fixed Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA Five-Year Global Fixed Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL DFA Five-Year Global Fixed Income Fund	$1,000.00	$1,001.60	$4.04	0.80%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL DFA Five-Year Global Fixed Income Fund	$1,000.00	$1,021.17	$4.08	0.80%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Foreign Bonds	39.1%
Yankee Dollars	34.2
Corporate Bonds	25.5
Securities Held as Collateral for Securities on Loan	2.8
Money Markets	0.9

Total Investment Securities	102.5
Net other assets (liabilities)	(2.5)

Net Assets	100.0%

3

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds (25.5%):
Beverages (0.8%):
$3,171,000	Coca-Cola Co. (The), 1.88%, 10/27/20	$3,154,609
728,000	Coca-Cola Co. (The), 1.55%, 9/1/21	710,314
210,000	Coca-Cola Co. (The), 2.20%, 5/25/22	208,461

		4,073,384

Communications Equipment (2.8%):
12,000,000	Cisco Systems, Inc., 2.20%, 2/28/21	11,961,931
2,000,000	Cisco Systems, Inc., 1.85%, 9/20/21, Callable 8/20/21 @ 100	1,962,826

		13,924,757

Consumer Finance (2.5%):
12,435,000	Toyota Motor Credit Corp., 2.60%, 1/11/22	12,501,804
200,000	Toyota Motor Credit Corp., 0.75%, 7/21/22	244,767

		12,746,571

Diversified Financial Services (0.9%):
4,810,000	Berkshire Hathaway, Inc., 2.20%, 3/15/21, Callable 2/15/21 @ 100	4,794,912

Food Products (0.6%):
3,250,000	Nestle Holdings, Inc., Series E, 1.88%, 3/9/21	3,201,663

Household Products (1.9%):
2,000,000	Colgate-Palmolive Co., 2.30%, 5/3/22	1,986,825
3,015,000	Procter & Gamble Co. (The), 1.85%, 2/2/21	2,982,424
2,000,000	Procter & Gamble Co. (The), 1.70%, 11/3/21	1,951,503
1,000,000	Procter & Gamble Co. (The), 2.30%, 2/6/22	997,110
1,474,000	Procter & Gamble Co. (The), 2.15%, 8/11/22	1,457,625
200,000	Procter & Gamble Co. (The), 2.00%, 8/16/22	258,635

		9,634,122

Industrial Conglomerates (2.7%):
1,650,000	3M Co., 0.38%, 2/15/22, Callable 11/15/21 @ 100	1,992,851
10,706,000	GE Capital International Funding, 2.34%, 11/15/20	10,656,639
900,000	General Electric Co., 0.38%, 5/17/22, Callable 4/17/22 @ 100	1,078,222

		13,727,712

IT Services (1.8%):
1,000,000	IBM Corp., 2.25%, 2/19/21	997,088
8,000,000	IBM Corp., 2.50%, 1/27/22	8,026,526

		9,023,614

Oil, Gas & Consumable Fuels (1.6%):
1,000,000	Chevron Corp., 2.10%, 5/16/21, Callable 4/15/21 @ 100^	991,814
7,000,000	Chevron Corp., 2.50%, 3/3/22, Callable 2/3/22 @ 100	7,009,152

		8,000,966

Pharmaceuticals (3.1%):
1,800,000	Johnson & Johnson, 2.25%, 3/3/22, Callable 2/3/22 @ 100	1,797,754
2,000,000	Merck & Co., Inc., 2.35%, 2/10/22	1,997,314
958,000	Novartis Capital Corp., 2.40%, 5/17/22, Callable 4/17/22 @ 100	955,568

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Pharmaceuticals, continued
$7,000,000	Pfizer, Inc., 1.95%, 6/3/21^	$6,913,365
3,521,000	Pfizer, Inc., 0.25%, 3/6/22, Callable 2/6/22 @ 100	4,224,237

		15,888,238

Software (4.9%):
1,111,000	Microsoft Corp., 1.55%, 8/8/21, Callable 7/8/21 @ 100	1,081,750
6,551,000	Microsoft Corp., 2.40%, 2/6/22, Callable 1/6/22 @ 100	6,553,323
2,500,000	Microsoft Corp., 2.38%, 2/12/22, Callable 1/12/22 @ 100	2,495,944
2,500,000	Oracle Corp., 2.80%, 7/8/21	2,536,761
10,307,000	Oracle Corp., 1.90%, 9/15/21, Callable 8/15/21 @ 100	10,144,339
1,500,000	Oracle Corp., 2.50%, 5/15/22, Callable 3/15/22 @ 100	1,502,364

		24,314,481

Technology Hardware, Storage & Peripherals (1.7%):
6,605,000	Apple, Inc., 2.25%, 2/23/21, Callable 1/23/21 @ 100	6,597,270
2,000,000	Apple, Inc., 2.85%, 5/6/21	2,032,086

		8,629,356

Thrifts & Mortgage Finance (0.2%):
1,000,000	USAA Capital Corp., 2.00%, 6/1/21(a)	980,962

Total Corporate Bonds (Cost $129,457,980)		128,940,738

Foreign Bonds (39.1%):
Banks (12.6%):
2,226,000	ANZ New Zealand Int’l Ltd., Series E, 0.40%, 3/1/22+	2,671,590
550,000	Bank Nederlandse Gemeenten NV, Series E, 1.00%, 3/15/22+	742,120
1,800,000	Bank Nederlandse Gemeenten NV, 2.25%, 8/30/22+	2,385,325
2,000,000	Commonwealth Bank of Australia, 3.25%, 1/17/22+	1,575,968
2,220,000	Commonwealth Bank of Australia, 3.25%, 3/31/22+	1,748,674
1,000,000	Commonwealth Bank of Australia, Series E, 0.50%, 7/11/22+	1,206,015
550,000	Cooperatieve Rabobank UA, 0.13%, 10/11/21+	659,964
500,000	Cooperatieve Rabobank UA, Series G, 4.00%, 1/11/22+	691,234
2,289,000	Cooperatieve Rabobank UA, Series E, 4.75%, 6/6/22+	3,289,812
1,150,000	Dexia Credit Local SA, 0.63%, 1/21/22+	1,412,091
3,450,000	Dexia Credit Local SA, 0.25%, 6/2/22+	4,164,640
1,500,000	Dexia Credit Local SA, Series E, 1.13%, 6/15/22+	2,020,719
5,530,000	Kreditanstalt fuer Wiederaufbau, Series E, 0.88%, 3/15/22+	7,451,347
1,794,000	Kreditanstalt fuer Wiederaufbau, 2.90%, 6/6/22, MTN+	1,412,357
500,000	Kreditanstalt fuer Wiederaufbau, 0.63%, 7/4/22+	619,737

Continued

4

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Banks, continued
$2,500,000	Kreditanstalt fuer Wiederaufbau, 0.00%, 12/15/22+	$3,004,310
200,000	Landeskreditbank Baden-Wuerttemberg Foerderbank, Series E, 0.88%, 3/7/22+	268,576
3,000,000	National Australia Bank Ltd., Series G, 0.88%, 1/20/22+	3,678,141
500,000	National Australia Bank Ltd., 0.35%, 9/7/22+	597,839
250,000	Nordea Bank AB, Series E, 2.00%, 2/17/21+	317,759
1,250,000	Nordea Bank AB, Series E, 3.25%, 7/5/22+	1,698,657
1,000,000	NRW Bank, 0.00%, 11/11/22+	1,194,691
1,164,000	Oesterreichische Kontrollbank AG, Series E, 0.75%, 3/7/22+	1,554,916
7,700,000	Royal Bank of Canada, Series DPNT, 1.97%, 3/2/22+	6,002,299
600,000	Skandinaviska Enskilda Banken AB, Series G, 0.30%, 2/17/22+	721,993
1,190,000	Skandinaviska Enskilda Banken AB, 1.25%, 8/5/22+	1,597,736
3,450,000	Svenska Handelsbanken AB, Series E, 0.25%, 2/28/22+	4,137,219
5,000,000	Toronto-Dominion Bank (The), Series DPNT, 2.62%, 12/22/21+	4,003,939
3,000,000	Toronto-Dominion Bank (The), Series DPNT, 1.99%, 3/23/22+	2,344,168
300,000	Westpac Banking Corp., Series E, 0.25%, 1/17/22+	359,070

		63,532,906

Capital Markets (0.6%):
900,000	FMS Wertmanagement AoeR, 0.88%, 2/14/22+	1,212,727
2,500,000	International Finance Corp., 2.80%, 8/15/22+	1,963,193

		3,175,920

Consumer Finance (0.2%):
1,500,000	Toyota Credit Canada, Inc., 2.02%, 2/28/22+	1,172,132

Diversified Financial Services (12.0%):
1,000,000	Agence Francaise de Developpement, 0.13%, 4/30/22+	1,202,331
1,500,000	Agence Francaise de Developpement, 0.50%, 10/25/22+	1,827,456
5,700,000	ASB Finance Ltd., Series E, 0.50%, 6/10/22+	6,848,616
500,000	European Financial Stability Facility, Series E, 2.25%, 9/5/22+	665,402
11,868,000	European Financial Stability Facility, 0.00%, 11/17/22+	14,271,955
9,131,000	European Stability Mechanism, 0.00%, 10/18/22+	10,984,859
1,250,000	Inter-American Development Bank, 3.75%, 7/25/22+	1,021,965
5,000,000	International Bank for Reconstruction & Development, 2.60%, 9/20/22+	3,893,158
12,000,000	Kommuninvest I Sverige AB, Series 2109, 1.00%, 9/15/21+	1,504,774
106,000,000	Kommuninvest I Sverige AB, 0.25%, 6/1/22+	12,839,173
3,000,000	Landwirtschaftliche Rentenbank, 2.70%, 9/5/22+	2,341,645

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Diversified Financial Services, continued
$500,000	OP Corporate Bank plc, Series E, 0.75%, 3/3/22+	$611,682
150,000	OP Corporate Bank plc, 0.38%, 10/11/22+	180,019
500,000	Temasek Financial I Ltd., Series E, 0.50%, 3/1/22+	607,279
800,000	Temasek Financial I Ltd., Series G, 4.63%, 7/26/22+	1,242,433

		60,042,747

Food Products (0.1%):
500,000	Nestle Finance International, Ltd., 1.75%, 9/12/22+	643,747

Insurance (0.6%):
2,600,000	UNEDIC ASSEO, 0.88%, 10/25/22+	3,248,615

Oil, Gas & Consumable Fuels (0.4%):
1,000,000	Shell International Finance BV, Series E, 1.25%, 3/15/22+	1,254,776
400,000	Shell International Finance BV, Series E, 1.00%, 4/6/22+	496,951
500,000	Total Capital Canada Ltd., Series E, 1.13%, 3/18/22+	622,046

		2,373,773

Pharmaceuticals (0.4%):
1,700,000	Sanofi, 1.13%, 3/10/22, Callable 12/10/21 @ 100+	2,112,808

Sovereign Bond (12.2%):
3,300,000	Caisse d’Amortissement de la Dette Sociale, 0.13%, 11/25/22+	3,983,133
3,000,000	Canada Housing Trust No 1, 1.75%, 6/15/22+(a)	2,351,209
2,700,000	Finland Government Bond, 1.63%, 9/15/22+(a)	3,509,786
1,350,000	French Republic Government Bond OAT, 3.00%, 4/25/22+	1,843,524
5,600,000	French Republic Government Bond OAT, -0.13%, 5/25/22+	6,758,240
8,000,000	Province of Alberta, 1.35%, 9/1/21+	6,198,535
4,000,000	Province of British Columbia, 3.25%, 12/18/21+	3,321,770
1,200,000	Province of Manitoba, 1.55%, 9/5/21+	936,617
1,200,000	Province of Ontario, 3.15%, 6/2/22+	993,475
6,000,000	Province of Quebec, 4.25%, 12/1/21+	5,150,557
950,000	Province of Quebec, 0.88%, 5/24/22+	1,268,945
7,600,000	Republic of Austria, 0.00%, 9/20/22+(a)(b)	9,176,037
1,000,000	Singapore Government, 1.75%, 4/1/22+	750,019
99,000,000	Swedish Government, 3.50%, 6/1/22+	14,001,642
2,000,000	Western Australian Treasury Corp., 2.75%, 10/20/22+	1,568,846

		61,812,335

Total Foreign Bonds (Cost $195,412,170)		198,114,983

Yankee Dollars (34.2%):
Banks (18.3%):
370,000	Australia & New Zealand Banking Group, Ltd., 2.55%, 11/23/21	368,142
1,667,000	Australia & New Zealand Banking Group, Ltd., 2.63%, 11/9/22	1,656,113
7,500,000	Bank Nederlandse Gemeenten, 2.38%, 2/1/22(a)	7,497,202

Continued

5

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Banks, continued
$13,195,000	Bank of Montreal, 1.90%, 8/27/21	$12,917,032
1,000,000	Bank of Nova Scotia, 2.70%, 3/7/22^	999,994
4,000,000	BK Nederlandse Gemeenten, Registered Shares, 1.63%, 4/19/21	3,913,779
700,000	Commonwealth Bank of Australia, 2.00%, 9/6/21(a)	685,733
2,625,000	Commonwealth Bank of Australia, 2.75%, 3/10/22(a)	2,632,542
1,000,000	Cooperatieve Rabobank UA, 4.50%, 1/11/21	1,059,949
1,000,000	Cooperatieve Rabobank UA, 3.88%, 2/8/22	1,050,385
2,000,000	Kreditanstalt fuer Wiederaufbau, 2.13%, 3/7/22	1,986,727
1,000,000	L-Bank BW Foerderbank, Series E, 1.38%, 7/21/21	967,774
2,000,000	National Australia Bank, Ltd., 1.88%, 7/12/21^	1,957,369
5,500,000	National Australia Bank, Ltd., 2.80%, 1/10/22	5,525,723
2,587,000	National Australia Bank, Ltd., Series G, 2.50%, 5/22/22	2,566,865
600,000	National Australian Bank of New York, Series G, 2.63%, 1/14/21	602,546
1,500,000	Nederlandse Waterschapsbank NV, 1.88%, 4/14/22	1,466,862
2,000,000	Nordea Bank AB, Registered Shares, 2.50%, 9/17/20(a)	2,002,262
9,000,000	Nordic Investment Bank, 2.13%, 2/1/22	8,946,516
5,000,000	Oesterreichische Kontrollbank, 2.38%, 10/1/21	5,005,889
3,000,000	Rabobank Nederland NY, Series G, 2.50%, 1/19/21	3,013,732
2,500,000	Rabobank Nederland NY, 2.75%, 1/10/22	2,520,133
8,031,000	Royal Bank of Canada, Series G, 2.75%, 2/1/22^	8,131,342
448,000	Svenska Handelsbanken AB, 1.88%, 9/7/21	437,703
2,500,000	Toronto-Dominion Bank (The), 2.13%, 4/7/21	2,476,189
3,000,000	Toronto-Dominion Bank (The), 1.80%, 7/13/21^	2,937,801
2,099,000	Westpac Banking Corp., 2.60%, 11/23/20^	2,107,523
1,000,000	Westpac Banking Corp., 2.00%, 8/19/21^	981,508
4,000,000	Westpac Banking Corp., 2.80%, 1/11/22^	4,028,297
1,976,000	Westpac Banking Corp., 2.50%, 6/28/22^	1,963,658

		92,407,290

Diversified Financial Services (6.3%):
9,500,000	Council of Europe Development Bank, 1.63%, 3/16/21	9,327,612
11,000,000	European Investment Bank, Series DIP, 1.38%, 9/15/21	10,632,394

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Diversified Financial Services, continued
$7,000,000	Kommunalbanken AS, Registered Shares, 2.25%, 1/25/22	$6,959,876
1,000,000	Municipality Finance plc, Registered Shares, 1.38%, 9/21/21	965,352
4,000,000	Swedish Export Credit Corp., Series G, 1.75%, 3/10/21	3,936,220

		31,821,454

Oil, Gas & Consumable Fuels (2.1%):
10,000,000	Shell International Finance BV, 1.75%, 9/12/21	9,758,374
1,000,000	Total Capital International SA, 2.88%, 2/17/22	1,013,737

		10,772,111

Sovereign Bond (7.5%):
6,000,000	Caisse D’amort Dette SOC, Registered Shares, 1.88%, 2/12/22	5,868,677
2,600,000	Caisse D’amortissement de La Dette Sociale, 2.00%, 3/22/21	2,570,246
5,000,000	CPPIB Capital, Inc., 2.25%, 1/25/22(a)	4,954,682
8,000,000	CPPIB Capital, Inc., Registered Shares, 2.25%, 1/25/22	7,927,491
800,000	Province of Manitoba, 2.05%, 11/30/20	792,922
1,500,000	Province of Manitoba, 2.13%, 5/4/22	1,475,645
8,500,000	Province of Ontario, 2.40%, 2/8/22	8,472,612
6,000,000	Province of Quebec, 2.38%, 1/31/22	5,976,364

		38,038,639

Total Yankee Dollars (Cost $174,077,574)		173,039,494

Securities Held as Collateral for Securities on Loan (2.8%):
14,217,090	AZL DFA Five-Year Global Fixed Income Fund Securities Lending Collateral Account(c)	14,217,090

Total Securities Held as Collateral for Securities on Loan (Cost $14,217,090)		14,217,090

Unaffiliated Investment Company (0.9%):
4,647,953	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.11%(b)	4,647,953

Total Unaffiliated Investment Company (Cost $4,647,953)		4,647,953

Total Investment Securities (Cost $517,812,767)(d) — 102.5%		518,960,258
Net other assets (liabilities) — (2.5)%		(12,872,304)

Net Assets — 100.0%		$506,087,954

Percentages indicated are based on net assets as of December 31, 2017.

MTN—Medium Term Note

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $13,830,697.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	The rate represents the effective yield at December 31, 2017.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

6

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2017

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2017: (Unaudited)

Country	Percentage
Australia	6.9%
Austria	3.1%
Canada	17.7%
Denmark	0.4%
Finland	1.0%
France	7.3%
Germany	4.0%
Luxembourg	3.0%
Netherlands	7.6%
New Zealand	1.8%
Norway	1.3%
Singapore	0.5%
SNAT	9.0%
Sweden	8.0%
United States	28.4%

100.0%

Forward Currency Contracts

At December 31, 2017, the Fund’s open forward currency contracts were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
U.S. Dollar	29,053,240	Swedish Krona	$234,493,948	State Street	1/4/18	$448,771
U.S. Dollar	1,808,454	European Euro	1,519,086	Bank of America	1/5/18	(14,563)
U.S. Dollar	2,122,776	European Euro	1,794,581	Barclays Capital	1/5/18	(30,856)
U.S. Dollar	3,580,002	European Euro	3,028,307	Barclays Capital	1/5/18	(54,193)
U.S. Dollar	2,151,880	European Euro	1,849,991	Barclays Capital	1/5/18	(68,248)
U.S. Dollar	2,370,697	European Euro	2,008,631	Barclays Capital	1/5/18	(39,811)
U.S. Dollar	2,915,406	European Euro	2,467,904	Barclays Capital	1/5/18	(46,264)
U.S. Dollar	2,275,162	European Euro	1,907,651	Barclays Capital	1/5/18	(14,162)
U.S. Dollar	1,790,471	European Euro	1,510,725	Barclays Capital	1/5/18	(22,512)
U.S. Dollar	1,146,105	European Euro	969,082	Barclays Capital	1/5/18	(16,866)
U.S. Dollar	2,060,543	European Euro	1,734,916	Barclays Capital	1/5/18	(21,486)
U.S. Dollar	2,673,639	European Euro	2,266,580	Barclays Capital	1/5/18	(46,427)
U.S. Dollar	1,901,509	European Euro	1,608,350	Barclays Capital	1/5/18	(28,632)
U.S. Dollar	1,233,042	European Euro	1,039,946	Citibank	1/5/18	(14,971)
U.S. Dollar	4,985,835	European Euro	4,208,688	Citibank	1/5/18	(64,906)
U.S. Dollar	3,053,795	European Euro	2,589,861	Citibank	1/5/18	(54,232)
U.S. Dollar	552,875	European Euro	465,146	Citibank	1/5/18	(5,335)
U.S. Dollar	1,501,210	European Euro	1,266,076	Citibank	1/5/18	(18,176)
U.S. Dollar	1,286,856	European Euro	1,082,543	Citibank	1/5/18	(12,276)
U.S. Dollar	4,101,017	European Euro	3,471,883	State Street	1/5/18	(65,503)
U.S. Dollar	6,695,716	European Euro	5,616,595	State Street	1/5/18	(44,619)
U.S. Dollar	5,950,275	European Euro	5,010,776	State Street	1/5/18	(63,032)
U.S. Dollar	39,172,240	European Euro	33,340,971	State Street	1/5/18	(839,425)
U.S. Dollar	1,807,544	European Euro	1,525,163	State Street	1/5/18	(22,766)
U.S. Dollar	2,299,305	European Euro	1,970,764	State Street	1/5/18	(65,759)
U.S. Dollar	3,291,171	European Euro	2,788,474	State Street	1/5/18	(55,207)
U.S. Dollar	865,372	European Euro	739,656	State Street	1/5/18	(22,271)
U.S. Dollar	5,017,688	European Euro	4,233,459	State Street	1/5/18	(62,780)
U.S. Dollar	1,704,361	European Euro	1,459,124	State Street	1/5/18	(46,697)
U.S. Dollar	16,889,508	British Pound	12,776,761	Barclays Capital	1/19/18	(369,105)
U.S. Dollar	202,056	British Pound	152,019	State Street	1/19/18	(3,288)

Continued

7

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2017

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
U.S. Dollar	2,432,471	Canadian Dollar	$3,085,013	Bank of America	1/29/18	$(23,433)
U.S. Dollar	1,039,368	Canadian Dollar	1,336,787	Bank of America	1/29/18	(24,816)
U.S. Dollar	28,956,247	Canadian Dollar	36,879,808	State Street	1/29/18	(402,871)
U.S. Dollar	765,279	Australian Dollar	992,061	Bank of America	1/30/18	(8,638)
U.S. Dollar	13,160,083	Australian Dollar	17,172,898	Citibank	1/30/18	(236,672)
U.S. Dollar	1,501,606	Australian Dollar	1,958,904	State Street	1/30/18	(26,556)
U.S. Dollar	750,390	Singapore Dollar	1,009,519	Bank of America	2/22/18	(5,269)
U.S. Dollar	1,499,588	European Euro	1,257,180	Citibank	1/5/18	(9,123)

						$(2,522,975)

Long Contracts:
European Euro	557,313	U.S. Dollar	$666,672	Citibank	1/5/18	$2,146

						$2,146

See accompanying notes to the financial statements.

8

AZL DFA Five-Year Global Fixed Income Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment securities, at cost	$517,812,767

Investment securities, at value*	$518,960,258
Interest and dividends receivable	3,296,004
Foreign currency, at value (cost $886,956)	889,905
Unrealized appreciation on forward currency contracts	450,917
Receivable for capital shares issued	34,020
Prepaid expenses	2,979

Total Assets	523,634,083

Liabilities:
Unrealized depreciation on forward currency contracts	2,971,746
Payable for capital shares redeemed	8
Payable for collateral received on loaned securities	14,217,090
Manager fees payable	214,750
Administration fees payable	12,319
Distribution fees payable	107,374
Custodian fees payable	6,921
Administrative and compliance services fees payable	1,022
Transfer agent fees payable	675
Trustee fees payable	659
Other accrued liabilities	13,565

Total Liabilities	17,546,129

Net Assets	$506,087,954

Net Assets Consist of:
Capital	$506,267,865
Accumulated net investment income/(loss)	5,257,459
Accumulated net realized gains/(losses) from investment transactions	(4,081,304)
Net unrealized appreciation/(depreciation) on investments	(1,356,066)

Net Assets	$506,087,954

Shares of beneficial interest (unlimited number of shares authorized, no par value)	50,604,211
Net Asset Value (offering and redemption price per share)	$10.00

*	Includes securities on loan of $13,830,697.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Interest	$9,375,411
Dividends	30,489
Income from securities lending	99,738
Other income	19,091

Total Investment Income	9,524,729

Expenses:
Manager fees	2,984,498
Administration fees	138,198
Distribution fees	1,243,535
Custodian fees	40,939
Administrative and compliance services fees	6,280
Transfer agent fees	5,826
Trustee fees	22,234
Professional fees	27,130
Shareholder reports	7,536
Other expenses	12,188

Total expenses before reductions	4,488,364
Less expenses voluntarily waived/reimbursed by the Manager	(497,410)

Net expenses	3,990,954

Net Investment Income/(Loss)	5,533,775

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions and foreign currencies	(1,249,887)
Net realized gains/(losses) on forward currency contracts	(250,928)
Change in net unrealized appreciation/depreciation on investments and foreign currencies	6,155,620
Change in net unrealized appreciation/depreciation on forward currency contracts	(2,608,001)

Net Realized/Unrealized Gains/(Losses) on Investments	2,046,804

Change in Net Assets Resulting From Operations	$7,580,579

See accompanying notes to the financial statements.

9

AZL DFA Five-Year Global Fixed Income Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$5,533,775	$4,905,505
Net realized gains/(losses) on investment transactions	(1,500,815)	1,647,990
Change in unrealized appreciation/depreciation on investments	3,547,619	44,979

Change in net assets resulting from operations	7,580,579	6,598,474

Distributions to Shareholders:
From net investment income	(5,705,989)	(3,717,956)

Change in net assets resulting from distributions to shareholders	(5,705,989)	(3,717,956)

Capital Transactions:
Proceeds from shares issued	25,078,366	19,877,421
Proceeds from dividends reinvested	5,705,989	3,717,956
Value of shares redeemed	(9,400,860)	(60,694,755)

Change in net assets resulting from capital transactions	21,383,495	(37,099,378)

Change in net assets	23,258,085	(34,218,860)
Net Assets:
Beginning of period	482,829,869	517,048,729

End of period	$506,087,954	$482,829,869

Accumulated net investment income/(loss)	$5,257,459	$5,705,970

Share Transactions:
Shares issued	2,500,042	1,974,006
Dividends reinvested	568,326	367,750
Shares redeemed	(926,898)	(6,041,451)

Change in shares	2,141,470	(3,699,695)

See accompanying notes to the financial statements.

10

AZL DFA Five-Year Global Fixed Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2017	Year Ended December 31, 2016	April 27, 2015 to December 31, 2015(a)
Net Asset Value, Beginning of Period	$9.96	$9.91	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.11	0.11	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	0.05	0.02	(0.15)

Total from Investment Activities	0.16	0.13	(0.09)

Dividends to Shareholders From:
Net Investment Income	(0.12)	(0.08)	—

Total Dividends	(0.12)	(0.08)	—

Net Asset Value, End of Period	$10.00	$9.96	$9.91

Total Return(b)	1.57%	1.28%	(0.90	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$506,088	$482,830	$517,049
Net Investment Income/(Loss)(d)	1.11%	1.01%	0.90%
Expenses Before Reductions(d)(e)	0.90%	0.90%	0.91%
Expenses Net of Reductions(d)	0.80%	0.80%	0.81%
Portfolio Turnover Rate	83%	52%	127	%(c)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

11

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA Five-Year Global Fixed Income Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of gain/loss), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

12

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2017

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $33 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $9,333 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The fund had securities lending transactions of $14,217,090 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2017.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2017, the Fund did not engage in any such transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2017, the Fund entered into forward currency contracts in connections with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $0.8 million and the monthly average notional amount for short contracts was $70.6 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Foreign Exchange Rate Risk

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	$450,917	Unrealized depreciation on forward currency contracts	$2,971,746

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Foreign Exchange Risk

Forward Currency Contracts	Net realized gains/(losses) on forward currency contracts/ Change in net unrealized appreciation/depreciation on forward currency contracts	$(250,928)	$(2,608,001)

13

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2017

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2017. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017.

As of December 31, 2017, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward currency contracts	$450,917	$2,971,746

Total derivative assets and liabilities in the Statement of Assets and Liabilities	450,917	2,971,746
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	—

Total assets and liabilities subject to a MNA	$450,917	$2,971,746

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2017:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Citibank	$2,146	$(2,146)	$—	$—	$—
State Street	448,771	(448,771)	—	—	—

Total	$450,917	$(450,917)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Liabilities
Bank of America	$76,719	$—	$—	$—	$76,719
Barclays Capital	758,562	—	—	—	758,562
Citibank	415,691	(2,146)	—	—	413,545
State Street	1,720,774	(448,771)	—	—	1,272,003

Total	$2,971,746	$(450,917)	$—	$—	$2,520,829

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL DFA Five-Year Global Fixed Income Fund	0.60%	0.95%

*	The Manager voluntarily reduced the management fee to 0.50% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

14

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2017

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $5,267 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring

15

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2017

the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Other^	Total

Corporate Bonds+	$—	$128,940,738	$—	$128,940,738
Foreign Bonds+	—	198,114,983	—	198,114,983
Securities Held as Collateral for Securities on Loan	—	—	14,217,090	14,217,090
Yankee Dollars+	—	173,039,494	—	173,039,494
Unaffiliated Investment Company	4,647,953	—	—	4,647,953

Total Investment Securities	4,647,953	500,095,215	14,217,090	518,960,258

Other Financial Instruments:*
Forward Currency Contracts	—	(2,520,829)	—	(2,520,829)

Total Investments	$4,647,953	$497,574,386	$14,217,090	$516,439,429

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.
^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL DFA Five-Year Global Fixed Income Fund	$426,527,991	$406,263,871

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

16

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2017

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $517,812,767. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$3,426,575
Unrealized (depreciation)	(2,279,084)

Net unrealized appreciation/(depreciation)	$1,147,491

As of the end of its tax year ended December 31, 2017, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL DFA Five-Year Global Fixed Income Fund	$3,019,515	$1,061,789	$4,081,304

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA Five-Year Global Fixed Income Fund	$5,705,989	$—	$5,705,989

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA Five-Year Global Fixed Income Fund	$3,717,956	$—	$3,717,956

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL DFA Five-Year Global Fixed Income Fund	$2,736,630	$—	$(4,081,304)	$1,164,763	$(179,911)

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL DFA Five-Year Global Fixed Income Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the two-year period then ended and the period from April 27, 2015 (commencement of operations) to December 31, 2015. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from April 27, 2015 to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Product investment companies since 1999.

Columbus, Ohio

February 23, 2018

18

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

19

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

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objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

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The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® DFA International Core Equity Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA International Core Equity Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA International Core Equity Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® DFA International Core Equity Fund (the “Fund”) returned 26.09%†. That compared to a 25.62% and 24.81% total return for its benchmarks, the MSCI EAFE Index1 and the MSCI World Ex-USA Index1 respectively, each gross of withholding taxes.

Developed market equities posted strong positive returns for the 12-month period, outperforming the U.S. market but trailing emerging markets. The U.S. dollar depreciated against most developed market currencies during the period, positively affecting returns in dollar-denominated terms.

Within the developed ex-U.S. equity universe, small-cap stocks outperformed large-caps, while value stocks underperformed growth stocks. Meanwhile, high-profitability stocks outperformed lower-profitability names across all market cap sizes.

The Fund outperformed both of its reference benchmarks for the period. A bias toward small-cap stocks was a main driver of this relative outperformance, as small-cap stocks outperformed their large-cap counterparts during the year.*

At the country level, the Fund’s greater emphasis on small-cap stocks had a particularly positive impact in Japan and the U.K., as that segment outperformed within the two countries for the period.*

At the sector level, the Fund’s below-benchmark allocation to the health care sector and higher-than-benchmark allocations to materials and industrials stocks added to relative performance. Healthcare underperformed overall benchmark returns while materials and industrials outperformed during a period that saw rising commodity prices.*

The Fund’s emphasis on low relative price stocks, or value stocks, detracted from relative performance, as value-oriented companies generally underperformed growth-oriented stocks for the year. The Fund’s off-benchmark exposure to Canada detracted from its performance relative to its MSCI EAFE benchmark, as Canada underperformed most developed countries for the period.*

Past performance does not guarantee future results.

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.
*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

AZL® DFA International Core Equity Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Total Returns as of December 31, 2017

		Since
	1	Inception
	Year	(4/27/15)
AZL® DFA International Core Equity Fund	26.09%†	6.17%
MSCI EAFE Index (gross of withholding taxes)	25.62%	5.17%
MSCI EAFE Index (net of withholding taxes)	25.03%	4.69%
MSCI World Ex-USA Index (gross of withholding taxes)	24.81%	5.03%
MSCI World Ex-USA Index (net of withholding taxes)	24.21%	4.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA International Core Equity Fund	1.39%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager voluntarily reduced the management fee to 0.75% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.39% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index and the Morgan Stanley Capital International World Ex-USA (“MSCI World Ex-USA”) Index. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI World Ex-USA Index captures a large- and mid-capitalization representation across 22 of 23 developed markets countries, excluding the United States. The Indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

AZL DFA International Core Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA International Core Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL DFA International Core Equity Fund	$1,000.00	$1,106.00	$6.48	1.22%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL DFA International Core Equity Fund	$1,000.00	$1,019.07	$6.21	1.22%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Industrials	19.1%
Consumer Discretionary	17.9
Financials	17.5
Materials	14.4
Consumer Staples	8.0
Information Technology	5.5
Health Care	4.8
Energy	4.8
Telecommunication Services	3.3
Utilities	2.4
Real Estate	2.3

Total Common Stocks and Preferred Stocks	100.0
Right	— ^
Securities Held as Collateral for Securities on Loan	0.6

Total Investment Securities	100.6
Net other assets (liabilities)	(0.6)

Net Assets	100.0%

^	Represents less than 0.05%

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks (99.5%):
Aerospace & Defense (1.2%):
15,989	Austal, Ltd.	$22,602
44,779	BAE Systems plc	344,340
5,900	Bombardier, Inc., Class B*	14,224
11,887	CAE, Inc.	220,848
3,081	Chemring Group plc	7,615
119,811	Cobham plc*	203,519
504	Elbit Systems, Ltd.	67,412
3,429	European Aeronautic Defence & Space Co. NV	340,477
14,340	Finmeccanica SpA	170,482
2,535	Heroux-Devtek, Inc.*	30,719
1,132	LiSi	54,455
539	Maxar Technologies, Ltd.	34,704
41,242	Meggitt plc	266,992
3,010	MTU Aero Engines AG	538,292
37,946	QinetiQ Group plc	118,025
25,323	Rolls-Royce Holdings plc	288,144
1,136	Saab AB	55,275
1,661	Safran SA	170,779
31,537	Senior plc	110,584
17,700	Singapore Technologies Engineering, Ltd.	43,085
3,432	Ste Industrielle d’Aviation Latecoere SA*	23,494
1,426	Thales SA	153,434
4,635	Ultra Electronics Holdings plc	84,417
3,131	Zodiac Aerospace	93,644

		3,457,562

Air Freight & Logistics (0.4%):
6,697	Bollore, Inc.	36,375
7,355	BPOST SA	223,779
1,468	Compania de Distribucion Integral Logista Holdings SA	33,753
7,375	Deutsche Post AG	350,306
5,804	Freightways, Ltd.	31,545
37,500	Kerry Network, Ltd.	53,153
2,300	Kintetsu World Express, Inc.	47,540
1,800	Konoike Transport Co., Ltd.	31,831
5,936	Mainfreight, Ltd.	106,778
4,000	Mitsui-Soko Holdings Co., Ltd.	13,700
1,146	Oesterreichische Post AG	51,427
282	Panalpina Welttransport Holdings	43,732
22,252	PostNL NV	108,596
23,649	Royal Mail plc	144,484
58,500	Singapore Post, Ltd.	54,251

		1,331,250

Airlines (0.2%):
2,930	Air Canada*	60,335
4,229	Air France-KLM*	68,745
26,921	Air New Zealand, Ltd.	60,618
1,200	All Nippon Airways Co., Ltd.	50,088
46	Cathay Pacific Airways, Ltd.*	71
7,741	Deutsche Lufthansa AG, Registered Shares	284,526
2,130	easyJet plc	42,095
28,658	El Al Israel Airlines	11,917
2,128	Exchange Income Corp.	60,345

Shares		Fair Value
Common Stocks, continued
Airlines, continued
13,156	International Consolidated Airlines Group SA	$115,366
24,091	Qantas Airways, Ltd.	94,554
21,400	Singapore Airlines, Ltd.	170,502

		1,019,162

Auto Components (3.2%):
1,000	Aisan Industry Co., Ltd.	11,717
6,300	Aisin Sieki Co., Ltd.	354,038
7,300	Akebono Brake Industry Co., Ltd.*	19,933
2,288	Arb Corp., Ltd.	33,379
266	Autoneum Holding AG	76,569
6,935	Brembo SpA	105,412
12,900	Bridgestone Corp.	600,007
3,874	CIE Automotive SA	112,485
7,997	Compagnie Generale des Establissements Michelin SCA, Class B	1,145,384
887	Continental AG	239,438
2,800	Daido Metal Co., Ltd.	27,716
2,400	Daikyonishikawa Corp.	38,868
4,700	Denso Corp.	282,217
1,800	Eagle Industry Co., Ltd.	33,561
1,724	ElringKlinger AG	38,550
1,700	Exedy Corp.	52,605
5,121	Faurecia	399,295
2,300	FCC Co., Ltd.	60,087
500	Futaba Industrial Co., Ltd.	4,648
70,607	GKN plc	303,121
874	Grammer AG	54,231
1,400	G-Tekt Corp.	28,799
2,186	Hella KGAA Hueck & Co.	135,244
1,600	Hi-Lex Corp.	39,891
700	H-One Co., Ltd.	10,941
1,200	Imasen Electric Industrial	14,208
200	Kasai Kogyo Co., Ltd.	3,294
2,500	Keihin Corp.	50,816
1,600	Koito Manufacturing Co., Ltd.	112,522
31,203	Kongsberg Automotive ASA*	44,612
500	KYB Co., Ltd.	29,123
2,493	Leoni AG	185,930
3,233	Linamar Corp.	188,326
8,141	Magna International, Inc., ADR	461,350
6,366	Martinrea International, Inc.	81,247
1,027	Mgi Coutier	41,474
2,000	Mitsuba Corp.	30,042
1,600	Musashi Seimitsu Industry Co. L	51,054
6,000	NGK Spark Plug Co., Ltd.	145,923
12,000	NHK SPRING Co., Ltd.	131,922
1,800	Nifco, Inc.	122,900
4,000	Nippon Seiki Co., Ltd.	85,841
700	Nissin Kogyo Co., Ltd.	13,858
2,700	NOK Corp.	62,896
6,062	Nokian Renkaat OYJ	274,542
2,600	Pacific Industrial Co., Ltd.	40,363

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Auto Components, continued
1,800	Piolax, Inc.	$53,538
2,839	Plastic Omnium SA	129,045
6,300	Press Kogyo Co., Ltd.	38,205
400	Riken Corp.	22,564
1,600	Sanden Holdings Corp.*	32,085
1,000	Showa Corp.	12,421
2,500	Stanley Electric Co., Ltd.	101,551
17,200	Sumitomo Electric Industries, Ltd.	290,276
2,900	Sumitomo Riko Co., Ltd.	30,930
7,600	Sumitomo Rubber Industries, Ltd.	141,223
300	T RAD Co., Ltd.	10,653
2,000	Tachi-S Co., Ltd.	36,634
800	Taiho Kogyo Co., Ltd.	11,911
3,900	Tokai Rika Co., Ltd.	82,140
2,500	Topre Corp.	70,592
7,500	Toyo Tire & Rubber Co., Ltd.	155,052
4,500	Toyoda Gosei Co., Ltd.	114,120
3,500	Toyota Boshoku Corp.	73,018
700	Toyota Industries Corp.	45,001
1,500	TPR Co., Ltd.	49,606
3,600	TS Tech Co., Ltd.	147,898
2,000	Unipres Corp.	53,663
2,847	Valeo SA	212,138
82,000	Xinyi Glass Holdings, Ltd.	106,830
6,500	Yokohama Rubber Co., Ltd. (The)	159,482
600	Yorozu Corp.	12,901

		8,573,856

Automobiles (3.9%):
9,641	Bayerische Motoren Werke AG (BMW)	1,001,313
17,431	Daimler AG, Registered Shares	1,479,929
958	Ferrari NV	100,436
31,464	Fiat Chrysler Automobiles NV	560,953
4,300	Fuji Heavy Industries, Ltd.	136,160
23,400	Honda Motor Co., Ltd.	802,388
12,200	Isuzu Motors, Ltd.	204,047
23,400	Mazda Motor Corp.	314,025
48,200	Nissan Motor Co., Ltd.	480,757
2,100	Nissan Shatai Co., Ltd.	21,448
14,678	Piaggio & C SpA	40,453
27,636	PSA Peugeot Citroen SA	561,317
3,686	Renault SA	370,426
5,000	Suzuki Motor Corp.	289,639
45,438	Toyota Motor Corp.	2,910,044
794	Volkswagen AG	160,735
4,800	Yamaha Motor Co., Ltd.	157,195

		9,591,265

Banks (10.2%):
3,000	77th Bank	75,398
3,702	ABN AMRO Group NV(a)	119,109
500	Aichi Bank, Ltd. (The)	23,722
400	Akita Bank, Ltd. (The)	11,030
1,197	Aktia Bank OYJ	13,081

Shares		Fair Value
Common Stocks, continued
Banks, continued
1,200	Aomori Bank, Ltd. (The)	$38,141
18,426	Australia & New Zealand Banking Group, Ltd.	411,491
6,000	Awa Bank, Ltd. (The)	38,220
23,992	Banca Popolare dell’Emilia Romarna	120,743
23,223	Banca Popolare di Sondrio SCARL	84,793
41,143	Banco Bilbao Vizcaya Argentaria SA	350,183
61,025	Banco Bpm SpA*	191,126
106,975	Banco Comercial Portugues SA, Class R*	34,829
100,929	Banco de Sabadell SA	199,726
109,750	Banco Santander SA	719,582
244	Bank Cler AG	10,660
6,708	Bank Hapoalim BM	49,376
28,290	Bank Leumi Le-Israel Corp.	170,634
5,200	Bank of East Asia, Ltd. (The)	22,501
2,674	Bank of Georgia Holdings	128,122
17,531	Bank of Ireland Group plc*	149,114
900	Bank of Iwate, Ltd. (The)	35,813
1,400	Bank of Kyoto, Ltd. (The)	72,840
15,317	Bank of Montreal	1,225,666
500	Bank of Nagoya, Ltd. (The)	19,490
13,051	Bank of Nova Scotia	842,181
820	Bank of Okinawa, Ltd. (The)	33,372
9,431	Bank of Queensland, Ltd.	93,393
1,100	Bank of Saga, Ltd. (The)	25,139
10,431	Bankia SA	49,782
69	Banque Cantonale Vaudoise,Registered Shares	52,016
28,093	Barclays plc, ADR	306,214
13,522	Bendigo & Adelaide Bank, Ltd.	122,846
206	Berner Kantonalbank AG	37,296
8,360	BNP Paribas SA	623,361
66,542	BOC Hong Kong Holdings, Ltd.	336,576
6,760	Canadian Imperial Bank of Commerce	658,492
4,927	Canadian Western Bank	153,871
9,000	Chiba Bank, Ltd. (The)	74,965
4,000	Chiba Kogyo Bank, Ltd. (The)	19,893
3,800	Chugoku Bank, Ltd. (The)	50,652
700	Chukyo Bank, Ltd. (The)	14,478
2,000	Chuo Mitsui Trust Holdings, Inc.	79,437
9,830	Commerzbank AG*	147,425
10,689	Commonwealth Bank of Australia	667,930
15,000	Concordia Financial Group, Ltd.	90,578
9,828	Credit Agricole SA	162,336
4,185	Credito Emiliano SpA	35,523
5,520	Credito Valtellinese SpA*	8,041
25,740	Criteria Caixacorp SA	119,710
12,800	Dah Sing Banking Group, Ltd.	27,784
5,600	Dah Sing Financial Holdings, Ltd.	35,845
700	Daisan Bank, Ltd. (The)	11,214
1,300	Daishi Bank, Ltd. (The)	59,132
5,008	Danske Bank A/S	194,730
4,338	DBS Group Holdings, Ltd.	80,342
4,975	DnB NOR ASA	92,017
900	Ehime Bank, Ltd. (The)	10,752

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Banks, continued
4,502	Erste Group Bank AG	$194,125
6,500	Fidea Holdings Co., Ltd.	11,855
1,816	First International Bank of Israel	37,698
1,500	Fukui Bank, Ltd. (The)	36,008
8,000	Fukuoka Financial Group, Inc.	44,968
2,000	Fukushima Bank, Ltd. (The)	16,503
8,100	Gunma Bank, Ltd. (The)	49,056
10,800	Hachijuni Bank, Ltd. (The)	61,700
2,805	Hang Seng Bank, Ltd.	69,550
25,589	Heartland Bank, Ltd.	37,765
5,300	Hiroshima Bank, Ltd. (The)	45,956
1,000	Hokkoku Bank, Ltd. (The)	39,736
1,400	Hokuetsu Bank, Ltd. (The)	32,292
3,500	Hokuhoku Financial Group, Inc.	54,552
29,345	HSBC Holdings plc, ADR^	1,515,375
11,000	Hyakugo Bank, Ltd. (The)	52,380
10,000	Hyakujushi Bank, Ltd. (The)	33,089
19,880	ING Groep NV	365,763
85,550	Intesa Sanpaolo SpA	283,695
24,232	Isreal Discount Bank*	70,485
5,500	Iyo Bank, Ltd. (The)	44,022
6,200	Jimoto Holdings, Inc.	10,611
1,200	Juroku Bank, Ltd. (The)	35,324
2,046	Jyske Bank A/S	116,136
200	Kansai Urban Banking Corp.	2,605
2,633	KBC Groep NV	224,301
8,000	Keiyo Bank, Ltd. (The)	36,593
400	Kita-Nippon Bank, Ltd. (The)	10,928
2,400	Kiyo Bank, Ltd. (The)	39,901
8,690	Kyushu Financial Group, Inc.	52,530
1,601	Laurentian Bank of Canada	72,012
28,027	Liberbank SA*	14,841
696	Liechtenstein Landesbank AG	35,455
129,980	Lloyds TSB Group plc, ADR	487,425
117	Luzerner Kantonalbank AG	55,861
12,870	Mebuki Financial Group, Inc.	54,512
9,054	Mediobanca SpA	102,529
700	Michinoku Bank, Ltd. (The)	11,139
700	Mie Bank, Ltd. (The)	15,739
69,000	Mitsubishi UFJ Financial Group, Inc.	506,347
800	Miyazaki Bank, Ltd. (The)	27,246
5,533	Mizrahi Tefahot Bank, Ltd.	102,094
141,900	Mizuho Financial Group, Inc.	257,783
1,300	Musashino Bank, Ltd. (The)	43,394
1,300	Nanto Bank, Ltd. (The)	34,906
28,207	National Australia Bank, Ltd.	648,749
8,756	National Bank of Canada	436,964
12,824	Natixis	101,436
5,000	Nishi-Nippon Holdings, Inc.	59,940
20,907	Nordea Bank AB	253,123
14,600	North Pacific Bank, Ltd.	48,792
900	Ogaki Kyoritsu Bank, Ltd. (The)	22,709

Shares		Fair Value
Common Stocks, continued
Banks, continued
18,152	Oversea-Chinese Banking Corp., Ltd.	$167,751
5,242	Raiffeisen International Bank-Holding AG*	189,794
13,700	Resona Holdings, Inc.	81,884
599	Ringkjoebing Landbobank A/S	31,002
10,304	Royal Bank of Canada	841,322
12,603	Royal Bank of Scotland, ADR*	96,287
3,000	San-In Godo Bank, Ltd. (The)	28,935
11,600	Senshu Ikeda Holdings, Inc.	42,706
24,500	Seven Bank, Ltd.	83,966
7,000	Shiga Bank, Ltd. (The)	35,715
1,000	Shikoku Bank, Ltd. (The)	14,086
400	Shimizu Bank, Ltd. (The)	11,475
4,400	Shinsei Bank, Ltd.	75,786
5,000	Shizuoka Bank, Ltd. (The)	51,679
9,534	Skandinaviska Enskilda Banken AB, Class A	111,732
5,713	Societe Generale	294,513
4,232	Spar Nord Bank A/S	49,106
8,827	Sparebank 1 Sr-Bank ASA	93,549
121	St. Galler Kantonalbank AG	60,112
29,198	Standard Chartered plc*	307,203
7,200	Sumitomo Mitsui Financial Group, Inc.	311,008
1,500	Suruga Bank, Ltd.	32,087
6,888	Svenska Handelsbanken AB, Class A	94,060
6,195	Swedbank AB, Class A	149,199
2,894	Sydbank A/S	116,424
6,500	Toho Bank, Ltd. (The)	22,819
1,100	Tokyo Ty Financial Group, Inc.	31,820
7,500	Tomony Holdings, Inc.	38,505
19,576	Toronto-Dominion Bank (The)	1,146,762
2,100	Towa Bank, Ltd. (The)	28,411
6,200	Tsukuba Bank, Ltd.	21,187
36,343	UBI Banca — Unione di Banche Italiane SCPA	158,494
12,043	Unicredit SpA*	224,325
8,427	United Overseas Bank, Ltd.	166,286
682	Valiant Holding AG	73,726
9,737	Virgin Money Holdings UK	37,225
582	Walliser Kantonalbank, Registered Shares	57,469
51,785	Westpac Banking Corp.	1,263,715
1,600	Yamagata Bank, Ltd. (The)	34,915
3,000	Yamaguchi Financial Group, Inc.	35,665
9,000	Yamanashi Chuo Bank, Ltd. (The)	39,229
8	Zuger Kantonalbank AG	43,236

		23,446,381

Beverages (1.2%):
10,537	A.G. Barr plc	94,812
3,070	Anheuser-Busch InBev NV	342,394
2,300	Asahi Breweries, Ltd.	114,047
8,796	Britvic plc	96,445
12,528	C&C Group plc	43,004
991	Carlsberg A/S, Class B	118,721
5,367	Coca-Cola Amatil, Ltd.	35,590
650	Coca-Cola Bottlers Japan Holdings, Inc.	23,743

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Beverages, continued
2,981	Coca-Cola European Partners plc	$118,726
3,906	Coca-Cola HBC AG	127,027
9,750	Cott Corp.	162,759
8,506	Davide Campari — Milano SpA	65,750
4,154	Diageo plc, ADR	606,608
1,867	Heineken NV	194,582
2,200	ITO EN, Ltd.	86,556
10,600	Kirin Holdings Co., Ltd.	266,731
109	Laurent-Perrier	10,893
938	Olvi OYJ	33,579
1,800	Refresco Group NV(a)	42,746
2,807	Royal Unibrew A/S	167,913
4,000	Sapporo Breweries, Ltd.	122,077
1,000	Suntory Beverage & Food, Ltd.	44,476
9,563	Treasury Wine Estates, Ltd.	118,923

		3,038,102

Biotechnology (0.1%):
986	Bavarian Nordic A/S*	35,639
1,137	Biotest AG	27,558
2,219	CSL, Ltd.	244,179
1,685	Genus plc	57,543
2,522	Grifols SA	73,736
999	Idorsia, Ltd.	26,086
5,747	Knight Therapeutics, Inc.*	37,999
1,222	Shire plc	63,371
3,118	Sirtex Medical, Ltd.	40,089

		606,200

Building Products (1.1%):
1,800	AICA Kogyo Co., Ltd.	66,882
2,028	Arbonia AG*	33,824
5,600	Asahi Glass Co., Ltd.	242,249
3,788	Assa Abloy AB, Class B	78,632
15	Belimo Holding AG, Registered Shares	65,505
1,100	Central Glass Co., Ltd.	23,325
2,051	Compagnie de Saint-Gobain SA	112,864
1,500	Daikin Industries, Ltd.	177,612
119	dorma kaba Holding AG	110,642
434	Geberit AG, Registered Shares	191,014
12,489	Gwa Group, Ltd.	27,703
2,938	Inwido AB	30,027
10,573	Kingspan Group plc	462,261
3,279	Lindab International AB	27,270
5,800	Lixil Group Corp.	156,831
5,337	Nibe Industrier AB, Class B	51,145
8,000	Nichias Corp.	106,499
1,500	Nichiha Corp.	62,811
1,500	Nippon Sheet Glass Co., Ltd.*	13,614
2,000	Nitto Boseki Co., Ltd.	57,722
1,500	Noritz Corp.	29,396
1,400	Okabe Co., Ltd.	13,346
12,336	Polypipe Group plc	65,424
22	Rockwool International A/S	5,740

Shares		Fair Value
Common Stocks, continued
Building Products, continued
353	Rockwool International A/S	$100,071
1,900	Sankyo Tateyama, Inc.	28,695
11,100	Sanwa Holdings Corp.	152,863
35	Schweiter Technologies AG	45,348
1,800	Takara Standard Co., Ltd.	29,024
1,348	Tarkett SA	56,491
2,500	TOTO, Ltd.	147,406
2,051	Uponor OYJ	41,278
638	Zehnder Group AG	26,158

		2,839,672

Capital Markets (2.6%):
15,384	3i Group plc	189,593
3,200	AGF Management, Ltd.	20,828
1,600	Aizawa Securities Co., Ltd.	11,053
1,200	Alaris Royalty Corp.	19,736
2,199	Altamir	40,210
2,137	Anima Holding SpA(a)	15,261
17,351	Ashmore Group plc	94,862
851	Avanza Bank Holding AB	35,704
3,389	Azimut Holding SpA	64,820
1,975	Banca Generali SpA	65,606
1,725	Binckbank NV	9,171
3,505	Bolsas y Mercados Espanoles	111,531
25,002	Brewin Dolphin Holdings plc	131,358
1,119	Brookfield Asset Management, Inc., Class A	48,721
4,759	BT Investment Management, Ltd.	41,766
2,895	Bure Equity AB	34,588
8,265	Canaccord Genuity Group, Inc.	38,142
2,455	CI Financial Corp.	58,152
10,072	Close Brothers Group plc	196,821
12,826	Credit Suisse Group AG	228,365
14,000	Daiwa Securities Group, Inc.	87,872
3,097	Deutsche Bank AG, Registered Shares	58,765
10,467	Deutsche Bank AG, Registered Shares	199,187
206	Deutsche Beteiligungs AG	11,631
1,423	Deutsche Boerse AG	164,926
2,513	EFG International AG	26,579
258,000	Emperor Capital Group, Ltd.	18,748
2,185	Euronext NV(a)	135,562
1,100	Fiera Capital Corp.	11,378
7,427	GAM Holding AG	119,718
1,012	Gimv NV	61,291
1,675	Guardian Capital Group, Ltd., Class A	35,464
142,000	Guotai Junan International Hol	44,369
67,243	Haitong International Securities	38,251
5,422	Hargreaves Lansdown plc	131,866
6,198	Hong Kong Exchanges & Clearing, Ltd.	189,319
22,233	IG Group Holdings plc	214,684
2,132	IGM Financial, Inc.	74,895
13,922	Intermediate Capital Group plc	214,629
12,118	Investec plc	87,186
4,603	IOOF Holdings, Ltd.	38,407
20,157	Ip Group plc*	38,697

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
5,177	IRESS, Ltd.	$46,697
1,700	IwaiCosmo Holdings, Inc.	21,682
900	Jafco Co., Ltd.	51,891
7,200	Japan Exchange Group, Inc.	124,748
2,786	Julius Baer Group, Ltd.	170,371
25,444	Jupiter Fund Management plc	215,741
3,928	London Stock Exchange Group plc	201,082
3,369	Macquarie Group, Ltd.	261,147
4,411	Magellan Financial Group, Ltd.	92,660
20,569	Man Group plc	57,240
3,600	Matsui Securities Co., Ltd.	30,399
2,900	Mito Securities Co., Ltd.	10,584
7,700	Monex Group, Inc.	21,839
4,265	Navigator Global Investments, Ltd.	11,039
10,500	Nex Group plc	85,945
19,100	Nomura Holdings, Inc.	112,800
8,000	Okasan Securities Group, Inc.	49,490
226	Partners Group Holding AG	154,903
1,867	Perpetual, Ltd.	70,239
5,913	Platinum Asset Management, Ltd.	35,475
3,209	Rathbone Brothers plc	110,321
9,785	Ratos AB, Class B	42,764
1,124	Rothschild & Co.	41,134
5,700	SBI Holdings, Inc.	119,001
559	Schroders plc	18,863
1,610	Schroders plc	76,141
9,000	Singapore Exchange, Ltd.	49,975
371	Swissquote Group Holding SA	14,529
2,878	Thomson Reuters Corp.	125,452
1,131	TMX Group, Ltd.	63,389
4,000	Toyo Securities Co., Ltd.	11,268
6,294	Tullett Prebon plc	45,071
16,616	UBS Group AG	305,385
3,019	UBS Group AG	55,519
1,793	Vontobel Holding AG	113,183
122	Vp Bank AG, Registered Shares	16,655
96	VZ Holding AG	32,570

		6,526,904

Chemicals (6.3%):
900	Achilles Corp.	19,052
5,100	Adeka Corp.	89,744
705	Agrium, Inc.	81,075
3,219	Air Liquide SA	404,808
6,000	Air Water, Inc.	126,160
9,273	AkzoNobel NV	811,006
700	Arakawa Chemical Industries, Ltd.	14,361
4,212	Arkema SA	511,778
24,000	Asahi Kasei Corp.	309,210
1,500	ASAHI YUKIZAI Corp.	27,889
15,764	BASF SE	1,729,810
7,920	Borregaard ASA	78,642
2,300	Carlit Holdings Co., Ltd.	25,063

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
1,529	Christian Hansen Holding A/S	$143,426
4,200	Chugoku Marine Paints, Ltd.	35,024
16,684	Clariant AG	465,992
4,087	Corbion NV	132,307
2,800	Croda International plc	167,163
9,800	Daicel Chemical Industries, Ltd.	111,538
400	Dainichiseika Color & Chemical	19,924
5,100	Dainippon Ink & Chemicals, Inc.	192,909
5,600	Denka Co., Ltd.	224,106
17,121	DuluxGroup, Ltd.	102,053
26,867	Elementis plc	104,484
88	EMS-Chemie Holding AG	58,745
1,599	Evonik Industries AG	59,982
905	Frutarom Industries, Ltd.	85,062
1,815	Fuchs Petrolub AG	95,976
679	FUCHS Petrolub SE	32,775
1,100	Fujimori Kogyo Co., Ltd.	39,112
1,400	Fuso Chemical Co., Ltd.	37,997
100	Givaudan SA, Registered Shares	230,720
29	Gurit Holding AG	31,306
4,570	Hexpol AB	46,338
3,500	Hitachi Chemical Co., Ltd.	89,940
40,252	Incitec Pivot, Ltd.	122,365
1,500	Ishihara Sangyo Kaisha, Ltd.*	28,270
10,087	Israel Chemicals, Ltd.	40,914
200	JCU Corp.	9,687
2,998	Johnson Matthey plc	123,932
1,100	JSR Corp.	21,665
8,082	K+S AG, Registered Shares	201,267
16,000	Kaneka Corp.	146,195
1,100	Kansai Paint Co., Ltd.	28,567
5,000	Kanto Denka Kogyo Co., Ltd.	60,777
7,358	Kemira OYJ	101,363
1,162	Koninklijke DSM NV	110,754
300	Konishi Co., Ltd.	5,601
3,200	Kumiai Chemical Industry Co., Ltd.	21,545
11,300	Kuraray Co., Ltd.	213,314
400	Kureha Corp.	29,051
5,438	Lanxess AG	432,334
294	Lenzing AG	37,106
1,230	Linde AG*	287,707
1,300	Lintec Corp.	36,305
2,350	Methanex Corp.	142,293
53,900	Mitsubishi Chemical Holdings Corp.	591,812
8,400	Mitsubishi Gas Chemical Co., Inc.	241,689
8,000	Mitsui Chemicals, Inc.	257,511
800	Nihon Kagaku Sangyo Co., Ltd.	11,977
2,300	Nihon Nohyaku Co., Ltd.	13,608
3,600	Nihon Parkerizing Co., Ltd.	60,762
600	Nippon Chemical Industrial Co., Ltd.	13,488
8,000	Nippon Kayaku Co., Ltd.	118,606
1,400	Nippon Pillar Packing Co., Ltd.	21,444
400	Nippon Shokubai Co., Ltd.	27,029

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
4,000	Nippon Soda Co., Ltd.	$26,594
2,300	Nissan Chemical Industries, Ltd.	91,669
900	Nitto Denko Corp.	80,007
2,200	NOF Corp.	59,089
3,646	Novozymes A/S, Class B	208,330
5,861	Nufarm, Ltd./Australia	39,852
3,000	Okura Industrial Co., Ltd.	18,430
11,701	Orica, Ltd.	165,089
1,000	Osaka Organic Chemical Industry, Ltd.	12,071
1,343	Recticel SA	12,438
2,800	Riken Technos Corp.	15,487
500	Sakai Chemical Industry Co., Ltd.	13,354
2,400	Sakata Inx Corp.	38,379
700	Sanyo Chemical Industries, Ltd.	36,627
900	Sekisui Plastics Co., Ltd.	11,850
1,900	Shin-Etsu Chemical Co., Ltd.	192,733
8,800	Showa Denko K.K.	375,472
29	Sika AG, Class B	229,936
1,754	SOL SPA	22,368
1,611	Solvay SA	223,691
11,000	Sumitomo Bakelite Co., Ltd.	92,599
68,000	Sumitomo Chemical Co., Ltd.	489,097
300	Sumitomo Seika Chemicals Co. Ltd.	16,592
2,206	Symrise AG	189,112
22,357	Synthomer plc	147,396
500	T Hasegawa Co., Ltd.	10,432
1,200	Taiyo Holdings Co., Ltd.	53,304
5,700	Taiyo Nippon Sanso Corp.	79,684
600	Takasago International Corp.	19,505
9,600	Teijin, Ltd.	213,960
500	Tenma Corp.	9,821
1,223	Tessenderlo Chemie NV*	57,006
1,434	Tikkurila OYJ	30,593
3,700	Toagosei Co., Ltd.	46,935
2,200	Tokuyama Corp.	71,553
11,000	Toray Industries, Inc.	103,769
13,500	Tosoh Corp.	306,197
4,000	Toyo Ink SC Holdings Co., Ltd.	23,657
6,300	Toyobo Co., Ltd.	114,359
7,200	Ube Industries, Ltd.	211,939
8,838	Umicore SA	417,583
6,476	Victrex plc	230,614
1,157	Wacker Chemie AG	225,042
602	Yara International ASA	27,564
10,000	Zeon Corp.	144,824

		15,501,018

Commercial Services & Supplies (1.4%):
1,200	AEON Delight Co., Ltd.	44,854
17,026	Aggreko plc	183,057
25,551	Babcock International Group plc	242,143
1,163	Bilfinger SE	55,063
1,670	Black Diamond Group, Ltd.	3,176

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies, continued
14,490	Brambles, Ltd.	$113,570
282	Cewe Stiftung & Co. KGAA	29,793
90,651	Cleanaway Waste Management, Ltd.	105,573
2,500	Dai Nippon Printing Co., Ltd.	55,785
1,500	Daiseki Co., Ltd.	41,754
4,203	De La Rue plc	36,409
21,107	Downer EDI, Ltd.	113,768
1,000	Duskin Co., Ltd.	26,367
8,275	Edenred	239,702
1,912	Elis SA	52,777
90,603	G4S plc	325,644
348	GL Events	10,226
18,123	HomeServe plc	197,460
9,361	Interserve plc*	11,978
7,191	ISS A/S	277,446
1,800	Itoki Corp.	13,307
34,804	IWG plc	120,909
1,500	Kokuyo Co., Ltd.	27,874
400	Kyodo Printing Co., Ltd.	12,834
3,638	Lassila & Tikanoja OYJ	78,566
5,185	Loomis AB	217,197
700	Matsuda Sangyo Co., Ltd.	11,515
5,449	Mears Group plc	30,161
27,717	Mitie Group plc	72,059
1,100	Oyo Corp.	14,109
2,100	Park24 Co., Ltd.	50,248
2,696	PayPoint plc	33,218
1,400	Pilot Corp.	67,549
11,442	Prosegur Compania de Seguridad SA	89,865
58,477	Rentokil Initial plc	250,135
6,716	RPS Group plc	24,818
1,600	Sato Holdings Corp.	48,663
1,000	SECOM Co., Ltd.	75,532
9,943	Securitas AB, Class B	173,306
20,809	Shanks Group plc	29,020
659	Societe BIC SA	72,456
700	Sohgo Security Services Co., Ltd.	38,061
2,300	Takeei Corp.	27,159
3,224	Tomra Systems ASA	51,654
2,900	Toppan Forms Co., Ltd.	32,855
8,000	Toppan Printing Co., Ltd.	72,298
1,100	Tosho Printing Co., Ltd.	9,953
4,920	Tox Free Solutions, Ltd.	13,252
4,470	Transcontinental, Inc.	88,347

		4,013,465

Communications Equipment (0.0%):
2,792	Adva Optical Networking Se*	20,220
700	Aiphone Co., Ltd.	12,159
2,052	Ascom Holding AG	52,997
700	Denki Kogyo Co., Ltd.	19,794
991	Evs Broadcast Equipment SA	34,741
500	Icom, Inc.	11,692

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Communications Equipment, continued
6,772	Mitel Networks Corp.*	$55,930
16,733	Nokia OYJ	78,148
1,022	Parrot SA*	10,812
731	Sierra Wireless, Inc.*	14,948
26,263	Spirent Communications plc	36,170
17,805	Telefonaktiebolaget LM Ericsson, Class B	116,761
6,200	VTech Holdings, Ltd.	81,254

		545,626

Construction & Engineering (2.1%):
6,720	ACS Actividades de Construccion y Servicios SA	262,894
3,353	Aecon Group, Inc.	53,197
1,861	Arcadis NV	42,509
3,000	Asanuma Corp.	10,868
4,202	Astaldi SpA	10,678
2,110	Badger Daylighting, Ltd.	45,632
375	Bauer AG	13,452
7,647	Bouygues SA	397,201
209	Burkhalter Holding AG	27,223
14,759	Cardno, Ltd.*	17,105
25,120	Carillion plc	5,834
31,800	Chip Eng Seng Corp., Ltd.	23,180
1,000	Chiyoda Corp.	7,360
1,100	Chudenko Corp.	32,045
589	CIE d’Entreprises CFE SA	85,994
2,966	Cimic Group, Ltd.	118,915
6,098	Costain Group plc	38,498
500	Dai-Dan Co., Ltd.	13,381
6,000	Daiho Corp.	29,859
2,773	Eiffage SA	303,801
2,783	Elecnor SA	44,357
7,737	Eltel AB*(a)	27,324
4,365	Ferrovial SA	98,921
435	FLSmidth & Co. A/S	25,275
4,400	Fudo TETRA Corp.	7,141
200	Fukuda Corp.	12,039
5,231	Galliford Try plc	90,790
14,200	Hazama Ando Corp.	111,196
600	Hibiya Engineering, Ltd.	12,806
708	Hochtief AG	124,767
1,093	Implenia AG	73,864
17,467	John Laing Group plc(a)	69,229
15,000	Kajima Corp.	144,182
3,000	Kandenko Co., Ltd.	31,674
5,690	Keller Group plc	74,325
2,043	Kier Group plc	30,000
2,800	Kinden Corp.	45,585
7,169	Koninklijke BAM Groep NV	32,937
1,466	Koninklijke Boskalis Westminster NV	55,251
2,700	Kumagai Gumi Co., Ltd.	75,667
3,300	Kyowa Exeo Corp.	85,453
1,300	Kyudenko Corp.	62,672
7,400	Lian Beng Group, Ltd.	4,094

Shares		Fair Value
Common Stocks, continued
Construction & Engineering, continued
9,000	Maeda Corp.	$123,781
3,000	Maeda Road Construction Co., Ltd.	68,788
2,900	Meisei Industrial Co., Ltd.	21,370
3,300	Mirait Holdings Corp.	49,133
8,858	Monadelphous Group, Ltd.	119,710
3,820	NCC AB	73,198
1,000	Nichireki Co., Ltd.	12,865
3,000	Nippo Corp.	70,106
1,600	Nippon Densetsu Kogyo Co., Ltd.	34,586
700	Nippon Koei Co., Ltd.	21,717
200	Nippon Road Co., Ltd. (The)	11,675
2,400	Nishimatsu Construction Co., Ltd.	67,335
20,800	Obayashi Corp.	251,559
4,863	Obrascon Huarte Lain SA*	29,046
600	Okumura Corp.	24,690
12,582	Peab AB	108,248
18,100	Penta-Ocean Construction Co., Ltd.	134,989
703	Per Aarsleff Holding A/S	22,142
2,500	Raito Kogyo Co., Ltd.	28,551
19,199	Sacyr SA*	54,240
12,041	Salini Impregilo SpA	46,461
1,400	Sanki Engineering Co., Ltd.	17,001
5,399	Shikun & Binui, Ltd.	12,028
19,000	Shimizu Corp.	196,084
1,700	Skanska AB, Class B	35,176
2,700	Spie SA	70,295
881	Strabag Se	35,943
12,380	Sumitomo Mitsui Construction	69,111
2,479	Sweco AB-B Shs	54,926
700	Taihei Dengyo Kaisha, Ltd.	18,091
2,800	TAISEI Corp.	139,291
1,000	Toa Corp.*	27,003
16,300	Tobishima Corp.	27,474
3,000	Toda Corp.	24,049
400	Toenec Corp.	12,184
1,000	Tokyo Energy & Systems, Inc.	11,616
5,100	Tokyu Construction Co., Ltd.	49,720
1,100	Totetsu Kogyo Co., Ltd.	36,524
22,100	United Engineers, Ltd.	43,634
3,109	Veidekke ASA	35,135
3,693	Vinci SA	376,740
1,400	Wakachiku Construction Co., Ltd.	22,310
2,771	YIT OYJ	21,155
1,200	Yurtec Corp.	10,249

		5,599,104

Construction Materials (0.7%):
20,647	Adelaide Brighton, Ltd.	104,755
16,631	Boral, Ltd.	100,775
3,157	Brickworks, Ltd.	36,569
3,957	Buzzi Unicem SpA	106,778
8,480	CRH plc, ADR	306,043
22,791	CSR, Ltd.	84,447

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Construction Materials, continued
10,710	Fletcher Building, Ltd.	$57,636
2,028	HeidelbergCement AG	219,508
175	Imerys SA	16,484
7,436	James Hardie Industries SE	130,876
400	Krosaki Harima Corp.	16,815
2,680	LafargeHolcim, Ltd., Registered Shares	151,035
2,500	Nippon Concrete Industries Co., Ltd.	11,054
20,000	Sumitomo Osaka Cement Co., Ltd.	95,999
7,200	Taiheiyo Cement Corp.	310,977
1,196	Vicat	94,386

		1,844,137

Consumer Finance (0.1%):
3,600	Aeon Credit Service Co., Ltd.	83,615
96,000	Allied Properties HK, Ltd.	19,414
9,830	Arrow Global Group plc	52,582
1,360	Cembra Money Bank AG	126,536
1,847	Credit Corp. Group, Ltd.	32,116
3,900	Credit Saison Co., Ltd.	70,992
18,226	Eclipx Group, Ltd.	57,326
106,800	Enerchina Holdings, Ltd.*	7,756
18,254	Flexigroup, Ltd.	24,470
4,100	Hitachi Capital Corp.	103,198
2,988	Hoist Finance AB^(a)	33,580
17,800	Hong Leong Finance, Ltd.	36,362
14,415	International Personal Finance	38,427
4,300	J Trust Co., Ltd.	27,985
1,800	Jaccs Co., Ltd.	42,125
15,200	Orient Corp.	24,261
2,776	Provident Financial plc	33,631
38,000	Sun Hung Kai Properties, Ltd.	24,252

		838,628

Containers & Packaging (0.7%):
11,159	Amcor, Ltd.	134,055
10,464	BillerudKorsnas AB	178,921
4,231	Cascades, Inc.	45,852
1,780	CCL Industries, Inc.	82,258
46,684	DS Smith plc	324,622
1,400	FP Corp.	75,189
2,200	Fuji Seal International, Inc.	71,611
3,226	Huhtamaki OYJ	135,042
2,589	Intertape Polymer Group, Inc.	44,269
314	Mayr Melnhof Karton AG	46,146
69,097	Orora, Ltd.	182,568
6,607	Pact Group Holdings, Ltd.	29,218
11,000	Rengo Co., Ltd.	80,077
4,984	RPC Group plc	58,946
16,255	Smurfit Kappa Group plc	549,473
600	Tomoku Co., Ltd.	12,158
2,000	Toyo Seikan Kaisha, Ltd.	32,091
5	Vetropack Holding AG	9,625
1,101	Vidrala SA	111,779

		2,203,900

Shares		Fair Value
Common Stocks, continued
Distributors (0.2%):
3,600	Canon Marketing Japan, Inc.	$97,185
500	Chori Co., Ltd.	9,266
5,572	Connect Group plc	8,417
874	D’ieteren SA/NV	39,292
4,313	Headlam Group plc	34,076
25,837	Inchcape plc	272,348
1,000	Jardine Cycle & Carriage, Ltd.	30,401
7,157	John Menzies plc	65,353
1,400	Paltac Corp.	63,818
3,025	Uni-Select, Inc.	68,380

		688,536

Diversified Consumer Services (0.1%):
23,128	Aa plc	53,040
1,100	Benesse Holdings, Inc.	38,629
3,000	Cross-Harbour Holdings, Ltd. (The)	4,965
2,634	Dignity plc	64,581
5,045	EnerCare, Inc.	82,330
12,438	G8 Education, Ltd.	32,876
6,026	InvoCare, Ltd.	75,549
8,365	Navitas, Ltd.	35,439

		387,409

Diversified Financial Services (0.6%):
1,573	Ackermans & Van Haaren NV	273,884
1,091	AKER ASA	53,562
52,095	AMP, Ltd.	210,447
2,300	Century Tokyo Leasing Corp.	111,112
6,399	Cerved Information Solutions S	81,255
5,700	Ecn Capital Corp.	17,824
11,037	Element Fleet Management Corp.	83,428
3,300	Financial Products Group Co., Ltd.	40,040
158,669	First Pacific Co., Ltd.	107,812
1,200	Fuyo General Lease Co., Ltd.	79,481
1,236,000	G-Resources Group, Ltd.*	15,363
1,800	Ibj Leasing Co., Ltd.	45,890
6,500	Japan Securities Finance Co., Ltd.	36,884
23,000	Mitsubishi UFJ Lease & Finance Co., Ltd.	137,035
772	Onex Corp.	56,628
17,600	ORIX Corp.	297,626
1,100	Ricoh Leasing Co., Ltd.	38,048
1,000	Zenkoku Hosho Co., Ltd.	43,081

		1,729,400

Diversified Telecommunication Services (2.2%):
26,000	APT Satellite Holdings, Ltd.	11,351
974	BCE, Inc.	46,762
644	BCE, Inc.	30,939
5,067	Belgacom SA	166,291
20,307	Bezeq Israeli Telecommunication Corp., Ltd. (The)	30,740
29,763	BT Group plc	108,955
5,828	Cellnex Telecom SAU(a)	149,147
18,127	Chorus, Ltd.	53,905
94,000	CITIC Telecom International Holdings, Ltd.	24,846

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
7,863	Com Hem Holding AB	$120,224
67,539	Deutsche Telekom AG, Registered Shares	1,197,632
643	El Towers SpA	41,239
4,973	Elisa OYJ	194,933
40,490	France Telecom SA	702,532
34,000	Hkbn, Ltd.	42,996
61,295	HKT Trust & HKT, Ltd.	78,168
88,000	Hutchison Telecommunications Holdings, Ltd.	35,311
271	Iliad SA	64,933
16,506	Inmarsat plc	109,351
62,383	KCOM Group plc	76,462
53,529	Koninklijke (Royal) KPN NV	186,725
3,000	Nippon Telegraph & Telephone Corp.	141,186
275,553	PCCW, Ltd.	160,018
37,800	Singapore Telecommunications, Ltd.	100,920
2,262	Sunrise Communications Group(a)	206,615
6,021	Superloop, Ltd.	11,378
230	Swisscom AG, Registered Shares	122,289
29,050	Talktalk Telecom Group plc	59,923
50,356	TDC A/S	309,485
34,736	Telecom Corp. of New Zealand, Ltd.	89,313
337,063	Telecom Italia SpA*	290,939
38,812	Telefonica SA	377,852
4,768	Telekom Austria AG	44,194
5,872	Telenor ASA	125,824
43,030	Telia Co AB	191,606
24,040	Telstra Corp., Ltd.	68,039
6,023	TPG Telecom, Ltd.	30,857
8,402	Vocus Communications, Ltd.	19,831

		5,823,711

Electric Utilities (1.1%):
2,033	Acciona SA	165,900
53,654	AusNet Services	75,643
4,700	Chubu Electric Power Co., Inc.	58,380
2,800	Chugoku Electric Power Co., Inc. (The)	30,061
8,064	CLP Holdings, Ltd.	82,524
5,549	Contact Energy, Ltd.	21,843
18,599	Electricite de France	231,991
4,746	Endesa SA^	101,516
40,556	Enel SpA	249,252
956	EVN AG	19,148
7,466	Fortum OYJ	147,774
18,530	Genesis Energy, Ltd.	33,077
53,000	HK Electric Investments, Ltd.(a)	48,503
7,700	Hokkaido Electric Power Co., Inc.	50,743
5,600	Hokuriku Electric Power Co.	45,119
48,329	Iberdrola SA	373,955
8,200	Kansai Electric Power Co., Inc. (The)	100,370
3,800	Kyushu Electric Power Co., Inc.	39,810
1,655	Oesterreichische Elektrizitaetswirtschafts AG, Class A	39,823
1,540	Okinawa Electric Power Co., Inc.	40,046
4,360	Red Electrica Corporacion SA	97,753

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
5	Romande Energie Holding SA, Registered Shares	$6,056
15,431	Scottish & Southern Energy plc	274,846
3,300	Shikoku Electric Power Co., Inc.	35,931
13,794	Terna SpA	80,090
5,600	Tohoku Electric Power Co., Inc.	71,641
17,100	Tokyo Electric Power Co., Inc. (The)*	67,711

		2,589,506

Electrical Equipment (1.3%):
25,335	ABB, Ltd.	677,693
600	Chiyoda Integre Co., Ltd.	14,575
6,000	Daihen Corp.	56,900
500	Denyo Co., Ltd.	8,909
18,000	Fuji Electric Holdings Co., Ltd.	135,416
4,000	Furukawa Electric Co., Ltd. (The)	197,147
1,200	Futaba Corp.	25,117
26,000	GS Yuasa Corp.	129,521
474	Huber & Suhner AG	24,736
29,500	Johnson Electric Holdings, Ltd.	123,649
2,829	Legrand SA	217,472
29,696	Melrose Industries plc	84,636
394	Mersen	17,606
13,000	Mitsubishi Electric Corp.	216,034
1,976	Nexans SA	120,931
1,000	Nidec Corp.	140,392
2,700	Nissin Electric Co., Ltd.	31,425
2,100	Nitto Kogyo Corp.	33,697
1,460	Nordex Se*	15,538
2,625	OSRAM Licht AG	234,996
6,311	PNE Wind AG	21,716
7,024	Prysmian SpA	229,085
734	Schneider Electric SA	62,244
190	Somfy SA	18,755
1,100	Takaoka Toko Co., Ltd.	17,970
2,958	TKH Group NV	187,690
4,400	Ushio, Inc.	62,936
3,491	Vestas Wind Systems A/S	239,342
170	XP Power, Ltd.	7,868

		3,353,996

Electronic Equipment, Instruments & Components (1.8%):
1,300	Ai Holdings Corp.	31,441
3,100	ALPS Electric Co., Ltd.	88,232
306	Also Holding AG, Registered Shares	42,078
2,700	Amano Corp.	70,637
1,200	Arisawa Manufacturing Co., Ltd.	13,102
200	Avigilon Corp.*	3,356
1,800	Azbil Corp.	77,736
225	Barco NV	24,072
900	Canon Electronics, Inc.	19,682
6,205	Celestica, Inc.*	65,072
9,400	Citizen Holdings Co., Ltd.	68,605
46,000	Cowell e Holdings, Inc.	15,495
400	Daiwabo Holdings Co., Ltd.	16,462

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
3,500	Dexerials Corp.	$45,069
28,281	Electrocomponents plc	238,832
148,000	FIH Mobile, Ltd.	45,083
7,452	Fingerprint Cards AB	14,373
1,900	Furuno Electric Co., Ltd.	14,121
466,000	Gcl New Energy Holdings, Ltd.*	32,791
500	Hagiwara Electric Co., Ltd.	16,006
500	Hakuto Co., Ltd.	8,609
19,182	Halma plc	325,470
1,000	Hamamatsu Photonics K.K.	33,505
2,143	Hexagon AB, Class B	107,216
800	Hitachi High-Technologies Corp.	33,743
99,000	Hitachi, Ltd.	770,232
1,200	Horiba, Ltd.	72,148
4,900	IBIDEN Co., Ltd.	73,404
91	Inficon Holding AG	56,810
960	Ingenico Group	102,427
1,400	Iriso Electronics Co., Ltd.	83,539
4,000	Japan Aviation Electronics Industry, Ltd.	67,733
21,200	Japan Display, Inc.*^	42,915
200	Keyence Corp.	111,688
2,388	Kudelski SA	29,462
4,000	Kyosan Electric Manufacturing Co., Ltd.	25,878
684	Lagercrantz Group AB, Class B^	6,755
16,021	Laird plc	29,690
26	Lem Holding SA, Registered Shares	44,086
2,366	Micronic Mydata AB	24,488
900	Murata Manufacturing Co., Ltd.	120,305
600	Nippon Chemi-Con Corp.	18,601
2,000	Nippon Electric Glass Co., Ltd.	76,361
3,400	Nippon Signal Co., Ltd.	36,035
2,600	Omron Corp.	154,882
13,505	Opus Group AB	10,699
3,000	Osaki Electric Co., Ltd.	21,666
2,587	Oxford Instruments plc	29,698
2,859	Renishaw plc	200,733
1,200	Ryoden Corp.	19,399
600	Ryoyo Electro Corp.	10,994
900	Sanshin Electronics Co., Ltd.	15,346
1,800	Shimadzu Corp.	40,877
600	Shinko Shoji Co., Ltd.	11,286
1,000	Siix Corp.	42,924
6,443	Spectris plc	215,350
700	Tachibana Eletech Co., Ltd.	12,608
8,200	Taiyo Yuden Co., Ltd.	127,866
4,100	TDK Corp.	327,309
3,900	Topcon Corp.	84,264
1,300	Toyo Corp.	11,414
1,400	UKC Holdings Corp.	30,863
200	V Technology Co., Ltd.	32,264
156	Vaisala OYJ, Class A	8,305
8,400	Venture Corp., Ltd.	128,394

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
28,000	Vstecs Holdings, Ltd.	$17,272
4,000	Yaskawa Electric Corp.	174,807
2,200	Yokogawa Electric Corp.	42,062

		5,014,627

Energy Equipment & Services (0.6%):
7,314	Aker Solutions ASA*	14,605
5,393	Aker Solutions ASA*	30,293
61	Bonheur ASA	667
2,991	BW Offshore, Ltd.*	13,016
5,101	Calfrac Well Services, Ltd.*	24,271
4,426	Enerflex, Ltd.	54,022
8,606	Ensign Energy Services, Inc.	44,304
106,730	Ezion Holdings, Ltd.*(b)(c)	235
2,172	Fugro NV*	33,812
4,984	Hunting plc*	40,627
23,981	John Wood Group plc	209,564
12,946	Kvaerner ASA*	24,860
4,296	Mullen Group, Ltd.	53,803
3,324	Ocean Yield ASA^	28,085
3,553	Odfjell Drilling, Ltd.*	15,795
4,450	Petrofac, Ltd.	30,622
18,993	Petroleum Geo-Services ASA*	38,674
16,362	Precision Drilling Corp.*	49,602
398	ProSafe SE*	579
26,123	Saipem SpA*	119,241
8,047	SBM Offshore NV	141,583
6,177	Secure Energy Services, Inc.	43,054
2,400	Shinko Plantech Co., Ltd.	25,448
11,430	Subsea 7 SA	171,308
1,492	Tecnicas Reunidas SA	47,301
5,547	TGS NOPEC Geophysical Co. ASA	131,256
900	Total Energy Services, Inc.	10,641
13,311	Trican Well Service, Inc.*	43,212
18,254	Trinidad Drilling, Ltd.*	24,691
16,455	Vallourec SA*	99,360
4,085	WorleyParsons, Ltd.*	45,632

		1,610,163

Food & Staples Retailing (2.5%):
24,500	Aeon Co., Ltd.	413,813
500	Ain Holdings, Inc.	29,863
2,144	Alimentation Couche-Tard, Inc.	111,891
1,309	Amsterdam Commodities NV	37,852
2,800	Arcs Co., Ltd.	65,157
1,200	Axial Retailing, Inc.	45,041
900	Belc Co., Ltd.	54,035
97,527	Booker Group plc	300,206
20,827	Carrefour SA	450,668
1,795	Casino Guichard-Perrachon SA	108,697
1,100	Cawachi, Ltd.	27,141
1,000	Cocokara Fine, Inc.	64,401
4,130	Colruyt SA	214,807
300	Cosmos Pharmaceutical Corp.	62,663

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
1,300	Create SD Holdings Co., Ltd.	$34,916
24,356	Distribuidora Internacional de Alimentacion SA	125,555
2,480	Empire Co., Ltd., Class A	48,325
1,100	FamilyMart Co., Ltd.	77,044
8,283	Greggs plc	155,685
1,600	Heiwado Co., Ltd.	33,214
1,831	ICA Gruppen AB	66,465
200	Itochu-Shokuhin Co., Ltd.	11,009
44,069	J Sainsbury plc	143,441
819	Jean Coutu Group, Inc., Class A	15,913
1,366	Kesko OYJ, Class A	72,277
3,117	Kesko OYJ, Class B	169,202
28,566	Koninklijke Ahold Delhaize NV	626,885
400	LAWSON, Inc.	26,571
1,111	Loblaw Cos., Ltd.	60,306
1,430	Marr SpA	36,887
1,000	Matsumotokiyoshi Holdings Co., Ltd.	41,042
54,594	Metcash, Ltd.	132,557
5,170	METRO AG*	103,250
1,658	Metro, Inc.	53,099
700	Ministop Co., Ltd.	15,125
600	Nihon Chouzai Co., Ltd.	18,277
201	North West Co., Inc.	4,809
1,002	Rallye SA	17,812
600	San-A Co., Ltd.	29,009
4,300	Seven & I Holdings Co., Ltd.	178,622
1,668	Sligro Food Group NV	79,738
900	Sogo Medical Co., Ltd.	47,404
29,590	Sonae SGPS SA	39,890
500	Sugi Holdings Co., Ltd.	25,503
1,800	Sundrug Co., Ltd.	83,736
276,116	Tesco plc	779,581
800	Tsuruha Holdings, Inc.	108,486
3,100	United Supermarkets Holdings	31,441
2,200	Valor Co., Ltd.	51,319
1,000	Welcia Holdings Co., Ltd.	43,238
5,821	Wesfarmers, Ltd.	201,551
1,644	Weston (George), Ltd.	142,791
89,674	William Morrison Supermarkets plc	266,087
11,834	Woolworths, Ltd.	251,837
1,200	Yaoko Co., Ltd.	58,454
2,800	Yokohama Reito Co., Ltd.	28,980

		6,523,568

Food Products (3.0%):
823	AAK AB	70,502
725	Agt Food and Ingredients, Inc.	11,601
4,400	Ajinomoto Co., Inc.	82,927
4,397	Aryzta AG	174,439
1,675	Associated British Foods plc	63,665
5,111	Austevoll Seafood ASA	42,496
23,247	Australian Agricultural Co., Ltd.*	23,586
1,362	Bakkafrost P/F	57,497

Shares		Fair Value
Common Stocks, continued
Food Products, continued
77	Barry Callebaut AG, Registered Shares	$160,459
81	Bell AG	35,783
3,394	Bellamy’s Australia, Ltd.*	27,670
567	Bonduelle S.C.A.	29,978
1,100	Calbee, Inc.	35,792
4,349	Cloetta AB	15,748
3,432	Cranswick plc	154,532
7,971	Dairy Crest Group plc	62,072
3,542	Danone SA	296,915
10,087	Devro plc	31,164
500	Dydo Drinco, Inc.	26,391
111	Emmi AG	79,871
500	Ezaki Glico Co., Ltd.	24,932
16,300	First Resources, Ltd.	22,752
2,300	Fuji Oil Co., Ltd.	67,141
7,007	Glanbia plc	125,500
260,400	Golden Agri-Resources, Ltd.	72,007
8,318	GrainCorp, Ltd.	52,968
3,373	Grieg Seafood ASA	29,577
1,119	Hilton Food Group plc	12,999
1,600	Hokuto Corp.	29,118
1,000	House Foods Group, Inc.	33,171
1,200	Kagome Co., Ltd.	44,587
1,567	Kerry Group plc, Class A	175,715
1,100	Kewpie Corp.	29,345
1,000	Kikkoman Corp.	40,437
6,130	Leroy Seafood Group ASA	32,845
3,564	Maple Leaf Foods, Inc.	101,577
5,482	Marine Harvest	92,832
6,000	Marudai Food Co., Ltd.	26,933
2,600	Maruha Nichiro Corp.	78,225
900	Megmilk Snow Brand Co., Ltd.	26,608
1,600	Meiji Holdings Co., Ltd.	135,986
700	Morinaga & Co., Ltd.	35,483
3,000	Morinaga Milk Industry Co., Ltd.	135,824
30,347	Nestle SA, Registered Shares	2,608,453
5,400	Nichirei Corp.	149,141
800	Nippon Beet Sugar Manufacturing Co., Ltd.	19,361
1,500	Nippon Flour Mills Co., Ltd.	22,993
3,000	Nippon Meat Packers, Inc.	72,912
20,100	Nippon Suisan Kaisha, Ltd.	105,105
800	Nisshin Oillio Group, Ltd. (The)	24,251
326	Orior AG	25,818
2,710	Orkla ASA, Class A	28,738
11,559	Parmalat SpA	42,988
1,700	Petra Foods, Ltd.	1,805
51,099	Premier Foods plc*	29,606
988	Premium Brands Holdings Corp.	81,097
10,000	Prima Meat Packers, Ltd.	73,273
1,029	Salmar ASA	30,757
2,923	Saputo, Inc.	105,077
127	Savencia SA	12,301

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Food Products, continued
3,496	Scales Corp., Ltd.	$11,823
3,767	Scandi Standard AB	29,146
608	Schouw & Co.	56,986
5,410	Select Harvests, Ltd.	19,889
1,200	Showa Sangyo Co., Ltd.	31,224
147	Sipef SA	11,076
300	Starzen Co., Ltd.	14,541
2,737	Suedzucker AG	59,215
4,061	SunOpta, Inc.*	31,278
9,961	Tassal Group, Ltd.	29,148
19,288	Tate & Lyle plc	182,936
800	Toyo Suisan Kaisha, Ltd.	34,120
432	Vilmorin & CIE SA	45,683
3,689	Viscofan SA	243,259
42,000	Vitasoy International Holdings, Ltd.	107,514
400	Warabeya Nichiyo Holdings Co., Ltd.	11,320
3,198	Wessanen	65,907
94,112	WH Group, Ltd.(a)	106,086
15,800	Wilmar International, Ltd.	36,436
200	Yakult Honsha Co., Ltd.	15,081
2,000	Yamazaki Baking Co., Ltd.	38,930

		7,524,924

Gas Utilities (0.3%):
11,879	APA Group	77,078
12,238	Gas Natural SDG SA	282,336
24,338	Hong Kong & China Gas Co., Ltd.	47,709
4,557	Italgas SpA	27,800
4,200	Osaka Gas Co., Ltd.	80,844
3,368	Rubis SCA	238,078
1,300	Saibu Gas Co., Ltd.	32,453
3,700	Shizuoka Gas Co. Ltd.	31,493
10,212	Superior Plus Corp.	96,448
2,000	Toho Gas Co., Ltd.	54,818
2,200	Tokyo Gas Co., Ltd.	50,247
898	Valener, Inc.	16,227

		1,035,531

Health Care Equipment & Supplies (1.2%):
750	Ambu A/S	67,207
5,613	Arjo AB, Class B*	16,024
2,800	Asahi Intecc Co., Ltd.	96,083
1,072	Cochlear, Ltd.	143,086
1,014	Coloplast A/S, Class B	80,422
1,992	Consort Medical plc	31,374
1,218	DiaSorin SpA	108,066
509	Draegerwerk AG & Co. KGaA	44,131
1,745	Essilor International SA Compagnie Generale d’Optique	240,598
11,567	Fisher & Paykel Healthcare Corp., Ltd.	117,264
5,613	Getinge AB, Class B	81,132
7,376	GN Store Nord A/S	238,348
405	Guerbet	38,517
2,000	HOYA Corp.	99,949
900	Nakanishi, Inc.	46,946

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
1,500	Nihon Kohden Corp.	$34,823
1,600	Nikkiso Co., Ltd.	17,490
8,900	Nipro Corp.	131,709
1,300	Olympus Co., Ltd.	49,781
900	Paramount Bed Holdings Co., Ltd.	44,541
1,192	Sartorius AG	113,739
876	Sartorius Stedim Biotech	63,360
10,538	Smith & Nephew plc	182,308
1,344	Sonova Holding AG, Registered Shares	209,894
268	Straumann Holding AG, Registered Shares	189,213
1,700	Sysmex Corp.	133,880
2,400	Terumo Corp.	113,417
5,988	William Demant Holding A/S*	166,725

		2,900,027

Health Care Providers & Services (0.6%):
4,943	Al Noor Hospitals Group plc	43,147
3,417	Amplifon SpA	52,567
18,377	Australian Pharmaceutical Industries, Ltd.	24,097
1,100	Bml, Inc.	27,389
3,973	Cambian Group plc	10,518
4,556	Ebos Group, Ltd.	59,858
4,012	Extendicare, Inc.	29,209
699	Fresenius Medical Care AG & Co., KGaA	73,612
2,812	Fresenius SE & Co. KGaA	218,916
23,959	Healthscope, Ltd.	39,198
2,000	Japan Lifeline Co., Ltd.	41,795
16,930	Japara Healthcare, Ltd.	25,869
2,680	Korian-Medica	94,657
1,284	Lifco AB-B Shs	44,512
1,404	Medical Facilities Corp.	15,897
7,584	Metlifecare, Ltd.	32,761
1,900	Miraca Holdings, Inc.	81,391
1,323	Orpea	156,001
21,796	Primary Health Care, Ltd.	61,385
24,900	Raffles Medical Group, Ltd.	20,854
1,233	Ramsay Health Care, Ltd.	67,335
1,095	Ryman Healthcare, Ltd.	8,210
2,200	Ship Healthcare Holdings, Inc.	72,960
2,371	Sienna Senior Living, Inc.	34,372
1,446	Sigma Healthcare, Ltd.	1,116
3,860	Sonic Healthcare, Ltd.	68,718
8,887	Spire Healthcare Group plc(a)	30,096
10,895	Summerset Group Holdings, Ltd.	42,470
900	Suzuken Co., Ltd.	37,037
1,800	Toho Holdings Co., Ltd.	40,720
4,628	UDG Healthcare plc	52,655
3,435	Virtus Health, Ltd.	14,073
2,800	Vital Ksk Holdings, Inc.	25,590

		1,648,985

Health Care Technology (0.0%):
14,160	AGFA-Gevaert NV*	66,026
857	Compugroup Medical Se	56,107

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Health Care Technology, continued
2,100	M3, Inc.	$73,528
1,213	Raysearch Laboratories AB*^	25,292

		220,953

Hotels, Restaurants & Leisure (2.0%):
8,373	Ardent Leisure Group	13,080
8,600	Aristocrat Leisure, Ltd.	158,446
4,300	Atom Corp.	35,718
7,557	Autogrill SpA	104,141
1,448	Betsson AB*	10,684
14,000	Cafe de Coral Holdings, Ltd.	38,439
1,226	Carnival plc, ADR	81,259
485	Cie des Alpes	18,979
9,479	Collins Foods, Ltd.	40,254
2,000	Colowide Co., Ltd.	40,419
8,814	Compass Group plc	190,548
2,118	Corporate Travel Management, Ltd.	34,405
1,951	Domino’s Pizza Enterprises, Ltd.	71,055
23,341	Domino’s Pizza Group plc	108,859
1,600	Doutor Nichires Holdings Co., Ltd.	39,498
6,151	Elior Group(a)	126,876
20,405	Enterprise Inns plc*	38,910
1,133	Flight Centre, Ltd.	39,066
557	Fuller Smith & Turner plc, Class A	6,896
25,010	Galaxy Entertainment Group, Ltd.	199,996
2,773	Great Canadian Gaming Corp.*	74,554
8,500	Greene King plc	63,656
2,400	HIS Co., Ltd.	86,924
18,000	Hongkong & Shanghai Hotels (The)	26,677
11,300	Hotel Grand Central, Ltd.	12,095
1,726	Intercontinental Hotels Group plc, ADR	109,618
9,004	JD Wetherspoon plc	152,907
2,000	Kyoritsu Maintenance Co., Ltd.	80,808
23,554	Ladbrokes plc	57,600
11,110	Mantra Group, Ltd.	33,805
31,973	Marston’s plc	48,559
200	Matsuya Foods Co., Ltd.	7,410
22,000	Melco International Development Ltd.	64,532
2,209	Melia Hotels International SA	30,437
25,795	Merlin Entertainments plc(a)	126,072
15,327	MGM China Holdings, Ltd.	46,364
6,833	Millennium & Copthorne Hotels	53,853
14,000	Miramar Hotel & Investment	27,938
10,745	Mitchells & Butlers plc	40,859
902	Mty Food Group, Inc.	40,263
122,000	NagaCorp, Ltd.	94,220
10,509	NH Hotel Group SA	75,546
900	Oriental Land Co., Ltd.	82,060
17,900	Oue, Ltd.	25,034
1,016	Paddy Power Betfair plc	120,991
1,718	Paddy Power plc	203,789
2,047	Pandox AB	39,558
900	Pizza Pizza Royalty Corp.	11,601

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
12,439	Rank Group plc	$40,386
28,000	Regal Hotels International Holdings, Ltd.	22,041
3,000	Resorttrust, Inc.	68,215
1,092	Restaurant Brands International, Inc.	67,138
4,600	Round One Corp.	77,120
1,300	Royal Holdings Co., Ltd.	35,811
1,200	Saint Marc Holdings Co., Ltd.	33,113
1,300	Saizeriya Co., Ltd.	43,512
16,988	Sands China, Ltd.	87,438
16,000	Shangri-La Asia, Ltd.	36,170
115,868	SJM Holdings, Ltd.	103,510
705	Skistar AB	13,566
28,970	Sky City Entertainment Group, Ltd.	85,036
2,200	Skylark Co., Ltd.	31,270
1,092	Sodexo SA	146,601
36,825	Ssp Group plc	338,309
21,115	Star Entertainment Group, Ltd. (The)	99,812
1,200	Stars Group, Inc. (The)*	27,928
50,634	Thomas Cook Group plc	84,003
4,500	Tokyo Dome Corp.	45,462
1,100	Toridoll Holding Corp.	40,992
8,666	TUI AG	179,399
6,856	Unibet Group plc	98,105
2,777	Whitbread plc	149,945
24,720	William Hill plc	107,282
16,830	Wynn Macau, Ltd.	53,027
5,600	Zensho Holdings Co., Ltd.	96,308

		5,446,757

Household Durables (2.3%):
2,000	Alpine Electronics, Inc.	41,434
15,013	Barratt Developments plc	131,174
6,709	Bellway plc	322,567
5,073	Berkeley Group Holdings plc (The)	287,209
5,170	Bonava AB	72,178
7,067	Bovis Homes Group plc	111,237
3,865	Breville Group, Ltd.	37,968
3,700	Casio Computer Co., Ltd.	53,251
600	Chofu Seisakusho Co., Ltd.	13,843
9,906	Crest Nicholson Holdings plc	72,524
2,921	De’Longhi	88,619
1,000	Dorel Industries, Inc.	24,745
2,152	Duni AB	31,822
266	Ekornes ASA	3,840
3,583	Electrolux AB, Series B	115,279
2,053	Fiskars OYJ Abp	59,003
63	Forbo Holding AG	97,096
1,600	Foster Electric Co., Ltd.	39,646
1,600	Fuji Corp., Ltd.	12,433
1,000	Fujitsu General, Ltd.	21,903
15,500	Haseko Corp.	239,937
187	Hunter Douglas NV	16,182
15,466	Husqvarna AB, Class B	147,113

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Household Durables, continued
4,300	Iida Group Holdings Co., Ltd.	$81,033
5,228	JM AB	118,983
62,400	Man Wah Holdings, Ltd.	59,092
4,714	McCarthy & Stone plc(a)	10,044
10	Metall Zug AG	37,935
1,200	Misawa Homes Co., Ltd.	10,562
1,500	Nikon Corp.	30,185
2,500	Nissei Build Kogyo Co., Ltd.	32,723
9,589	Nobia AB	81,038
17,300	Panasonic Corp.	253,383
14,040	Persimmon plc	518,379
31,200	Pioneer Corp.*	63,203
1,400	Pressance Corp.	18,682
15,445	Redrow plc	136,792
500	Rinnai Corp.	45,276
1,000	Sangetsu Corp.	18,439
1,136	SEB SA	210,451
13,000	Sekisui Chemical Co., Ltd.	260,711
9,100	Sekisui House, Ltd.	164,233
9,500	Sony Corp.	426,786
2,200	Starts Corp., Inc.	57,543
6,900	Sumitomo Forestry Co., Ltd.	123,516
328	Surteco SE	10,577
137,884	Taylor Wimpey plc	384,029
20,687	Techtronic Industries Co., Ltd.	134,839
400	Token Corp.	47,269
3,563	Tomtom NV*	35,264
2,000	Zojirushi Corp.	20,373

		5,432,343

Household Products (0.3%):
4,047	Essity AB, Class B*	114,650
4,000	Lion Corp.	75,523
14,255	Mcbride plc*	44,370
2,100	Pigeon Corp.	79,936
2,504	Reckitt Benckiser Group plc	233,852
7,429	Svenska Cellulosa AB, Class B	76,426
1,800	Unicharm Corp.	46,797

		671,554

Independent Power & Renewable Electricity Producers (0.1%):
1,967	Albioma SA	49,649
1,396	Capital Power Corp.	27,202
16,979	Drax Group plc	61,773
1,951	Edp Renovaveis SA	16,308
1,300	Electric Power Development Co., Ltd.	35,036
5,373	ERG SpA	99,257
54,874	Infigen Energy*	29,473
3,741	Innergex Renewable Energy, Inc.	42,863
4,661	Northland Power, Inc.	86,597
1,917	Scatec Solar ASA(a)	11,659
12,748	Transalta Corp.	75,567
2,170	Uniper SE	67,680

		603,064

Shares		Fair Value
Common Stocks, continued
Industrial Conglomerates (1.0%):
8,000	Chevalier International Holdings Ltd.	$13,280
26,645	Cir-Compagnie Industriali Riun	37,211
34,430	CK Hutchison Holdings, Ltd.	432,283
1,493	DCC plc	150,409
2,000	Guoco Group, Ltd.	25,652
17,500	Hopewell Holdings, Ltd.	64,541
980	Indus Holding AG	69,694
1,500	Katakura Industries Co., Ltd.	20,481
2,200	Keihan Electric Railway Co., Ltd.	64,697
12,200	Keppel Corp., Ltd.	66,837
6,565	Koninklijke Philips Electronics NV	248,332
3,787	Koninklijke Philips Electronics NV, NY Shares, NYS	143,149
6,500	Nisshinbo Holdings, Inc.	87,998
1,487	Nolato AB	97,624
2,675	Rheinmetall AG	339,631
2,400	Seibu Holdings, Inc.	45,345
57,400	SembCorp Industries, Ltd.	129,822
70,000	Shun Tak Holdings, Ltd.	27,282
582	Siemens AG, Registered Shares	80,742
5,436	Smiths Group plc	108,727
5,400	Tokai Holdings Corp.	45,822

		2,299,559

Insurance (3.9%):
5,489	Admiral Group plc	147,994
17,504	AEGON NV	111,544
4,403	Ageas NV	214,911
67,040	AIA Group, Ltd.	571,757
4,109	Alm Brand A/S	53,618
25,977	Assicurazioni Generali SpA	472,890
30,356	Aviva plc	207,414
12,359	AXA SA	366,257
1,439	Baloise Holding AG, Registered Shares	224,014
28,048	Beazley plc	201,054
7,384	Chesnara plc	38,802
597	Clal Insurance Enterprises Holdings, Ltd.*	10,755
2,500	CNP Assurances SA	57,679
3,800	Coface SA	40,636
6,500	Dai-ichi Life Insurance Co., Ltd.	134,131
33,526	Direct Line Insurance Group plc	172,742
82	E-L Financial Corp., Ltd.	53,162
20,019	Esure Group plc	67,103
359	Euler Hermes Group	52,461
274	Fairfax Financial Holdings, Ltd.	145,925
268	FBD Holdings plc*	3,249
1,983	Gjensidige Forsikring ASA	37,411
614	Grupo Catalana Occidente SA	27,164
371	Hannover Rueck SE	46,546
5,987	Harel Insurance Investments &	43,907
197	Helvetia Patria Holding AG	110,769
8,998	Hiscox, Ltd.	177,319
4,321	Industrial Alliance Insurance & Financial Services, Inc.	205,667
6,623	Jardine Lloyd Thompson Group plc	124,291

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Insurance, continued
22,877	JRP Group plc	$52,141
2,806	Lancashire Holdings, Ltd.	25,818
110,390	Legal & General Group plc	406,267
13,895	Manulife Financial Corp.	289,850
4,265	Manulife Financial Corp.	88,979
44,734	MAPFRE SA	143,399
26,388	Medibank Private, Ltd.	67,658
1,055	Menora Mivtachim Holdings, Ltd.	13,352
16,641	Migdal Insurance & Financial Holding, Ltd.	18,669
4,200	MS&AD Insurance Group Holdings, Inc.	142,231
1,095	Muenchener Rueckversicherungs-Gesellschaft AG	237,356
20,116	NIB Holdings, Ltd.	105,758
5,000	NKSJ Holdings, Inc.	192,795
4,684	NN Group NV	202,507
105,053	Old Mutual plc	328,482
14,781	Phoenix Group Holdings	155,395
4,472	Phoenix Holdings, Ltd. (The)*	24,505
2,827	Protector Forsikring ASA	30,998
14,958	QBE Insurance Group, Ltd.	124,456
11,287	RSA Insurance Group plc	96,161
56,602	Saga plc	96,337
4,869	SCOR SA	195,880
2,261	Societa Cattolica di Assicuraz	24,540
1,400	Sony Financial Holdings, Inc.	24,812
14,023	St. James Place plc	231,751
32,206	Standard Life plc	189,699
4,736	Storebrand ASA	38,510
8,920	Sun Life Financial, Inc.	368,040
12,362	Suncorp-Metway, Ltd.	133,302
461	Swiss Life Holding AG, Registered Shares	163,205
1,449	Swiss Re AG	135,671
4,600	T&D Holdings, Inc.	78,708
1,114	Talanx AG	45,435
6,400	Tokio Marine Holdings, Inc.	292,144
3,403	Topdanmark A/S*	146,793
23	Trisura Group, Ltd.*	471
5,039	Tryg A/S	125,643
16,849	Unipol Gruppo Finanziario SpA	78,904
34,458	UnipolSai SpA	80,345
5,815	Uniqa Insurance Group AG	61,510
1,816	Vienna Insurance Group Weiner Staeditische Versicherung AG	56,077
1,065	Vittoria Assicurazioni SpA	15,230
271	Wuestenrot & Wuerttembergische AG	7,592
1,274	Zurich Insurance Group AG	387,559

		9,846,107

Internet & Direct Marketing Retail (0.1%):
7,431	N Brown Group plc	27,147
13,793	Ocado Group plc*	73,707
3,500	Rakuten, Inc.	32,012
4,800	Start Today Co., Ltd.	145,993
3,151	Takkt AG	71,158

Shares		Fair Value
Common Stocks, continued
Internet & Direct Marketing Retail, continued
19,250	Trade Me Group, Ltd.	$66,142
3,525	Webjet, Ltd.	28,686

		444,845

Internet Software & Services (0.4%):
22,069	Auto Trader Group plc(a)	104,740
9,425	Carsales.com, Ltd.	106,239
2,900	Cookpad, Inc.	15,606
1,300	DeNA Co., Ltd.	26,812
1,200	Dip Corp.	31,028
4,572	Domain Holdings Australia, Ltd.*	12,233
3,000	GMO Internet, Inc.	50,804
1,200	Gurunavi, Inc.	14,234
4,400	Infomart Corp.	26,191
2,100	Internet Initiative Japan, Inc.	38,323
9,063	Isentia Group, Ltd.	9,749
3,100	Kakaku.com, Inc.	52,434
22,749	Moneysupermarket.com Group plc	109,256
8,615	Netent AB*	59,354
3,213	Rightmove plc	195,105
1,200	Sms Co., Ltd.	37,824
2,596	United Internet AG, Registered Shares	178,538
135	Xing AG	43,335
8,400	Yahoo! Japan Corp.	38,526
6,786	Zoopla Property Group plc(a)	30,266

		1,180,597

IT Services (1.2%):
3,129	Acando AB	10,629
1,594	Alten SA	132,998
6,137	Altran Technologies SA	102,026
5,280	Amadeus IT Holding SA	379,991
6,183	Atea ASA	86,998
3,113	Atos Origin SA	453,075
544	Cancom Se	45,204
1,519	Capgemini SA	179,740
1,045	CGI Group, Inc., Class A*	56,775
3,428	Computacenter plc	53,129
10,943	Computershare, Ltd.	139,055
1,400	DTS Corp.	45,377
8,624	Econocom Group SA/NV	61,549
3,891	Fdm Group Holdings plc	49,048
457	Formula Systems 1985, Ltd.	18,908
32,000	Fujitsu, Ltd.	226,848
600	Gmo Payment Gateway, Inc.	49,495
2,064	Indra Sistemas SA*	28,191
4,300	IT Holdings Corp.	150,256
1,900	Itochu Techno-Solutions Corp.	82,364
697	Knowit AB	13,196
3,900	Nihon Unisys, Ltd.	80,696
352	Nomura Research Institute, Ltd.	16,353
1,700	NS Solutions Corp.	46,346
5,500	NTT Data Corp.	65,283
600	OBIC Co., Ltd.	44,112

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
IT Services, continued
11,226	Ordina NV	$20,958
700	Otsuka Corp.	53,629
832	Reply SpA	46,086
1,500	SCSK Corp.	69,009
900	Sopra Steria Group	168,026
4,001	Tieto OYJ	124,575
1,237	Worldline SA*(a)	60,013

		3,159,938

Leisure Products (0.2%):
1,126	Accell Group	31,660
7,303	Amer Sports OYJ	202,273
1,506	Brp, Inc.	55,732
2,400	Heiwa Corp.	45,054
600	Mizuno Corp.	17,658
3,300	Namco Bandai Holdings, Inc.	107,966
26,132	Photo-Me International plc	64,932
5,700	Sega Sammy Holdings, Inc.	70,635
200	Shimano, Inc.	28,144
3,689	Thule Group AB (The)(a)	82,957
2,800	Tomy Co., Ltd.	38,024
385	Trigano SA	68,020

		813,055

Life Sciences Tools & Services (0.2%):
823	AddLife AB	17,108
2,200	Eps Holdings, Inc.	49,688
188	Eurofins Scientific SE	114,455
1,884	Gerresheimer AG	155,715
832	Lonza Group AG, Registered Shares	224,809
132	Siegfried Holding AG	43,896

		605,671

Machinery (4.4%):
6,065	Aalberts Industries NV	307,910
2,600	Aichi Corp.	19,253
4,185	Alfa Laval AB	98,714
2,630	Alstom SA	109,143
2,790	Andritz AG	157,527
3,946	Atlas Copco AB, Class A	170,017
2,774	Atlas Copco AB, Class B	106,138
2,049	Ats Automation Tooling Systems, Inc.*	25,352
1,300	Bando Chemical Industries, Ltd.	15,242
1,558	Beijer Alma AB	49,735
506	Bobst Group SA	67,199
12,886	Bodycote plc	158,720
433	Bucher Industries AG	175,623
87	Burckhardt Compression Holding	28,222
1,989	Cargotec OYJ	112,518
2,600	CKD Corp.	58,443
17,805	CNH Industrial NV	238,004
2,050	Concentric AB	37,743
1,110	Construcc y Aux de Ferrocarr SA	45,512
42	Conzzeta AG	43,801

Shares		Fair Value
Common Stocks, continued
Machinery, continued
900	Daifuku Co., Ltd.	$48,969
1,000	Daiwa Industries, Ltd.	11,465
1,487	Deutz AG	13,488
6,900	DMG Mori Co., Ltd.	142,484
1,230	Duerr AG	156,653
4,500	Ebara Corp.	171,627
1,500	Fuji Machine MFG. Co., Ltd.	28,784
3,400	Fujitec Co., Ltd.	49,065
1,000	Fukushima Industries Corp.	44,088
800	Furukawa Co., Ltd.	16,394
303	Georg Fischer AG	399,745
2,900	Glory, Ltd.	109,397
2,253	Haldex AB*	23,953
26,103	Heidelberger Druckmaschinen AG*	89,882
9,700	Hino Motors, Ltd.	125,845
1,200	Hisaka Works, Ltd.	12,732
12,300	Hitachi Zosen Corp.	64,759
500	Hoshizaki Electric Co., Ltd.	44,150
4,800	IHI Corp.	159,803
16,053	IMI plc	287,305
614	Industria Macchine Automatiche	49,908
3,766	Interpump Group SpA	118,370
40	Interroll Holding AG, Registered Shares	59,234
1,300	Iseki & Co., Ltd.	32,778
2,600	Japan Steel Works, Ltd. (The)	83,485
8,700	JTEKT Corp.	149,565
2,600	Juki Corp.	42,995
3,751	Jungheinrich AG	176,995
419	Kardex AG	51,458
800	Kato Works Co., Ltd.	24,290
5,400	Kawasaki Heavy Industries, Ltd.	189,296
2,997	Kion Group AG	258,540
400	Kitagawa Iron Works Co., Ltd.	10,900
5,100	Kitz Corp.	39,367
572	Koenig & Bauer AG	42,968
5,200	Komatsu, Ltd.	188,387
153	Komax Holding AG	50,122
2,900	Komori Corp.	40,654
3,618	Kone OYJ, Class B	194,124
1,652	Konecranes OYJ	75,467
438	Krones AG^	60,155
5,500	Kubota Corp.	107,714
4,000	Kurita Water Industries, Ltd.	129,967
1,000	Kyokuto Kaihatsu Kogyo Co., Ltd.	17,634
4,000	Makino Milling Machine Co., Ltd.	40,532
800	Max Co., Ltd.	11,455
13,000	Meidensha Corp.	53,789
4,077	Metso Corp. OYJ	139,064
10,632	Minebea Co., Ltd.	223,111
5,500	Mitsubishi Heavy Industries, Ltd.	205,365
2,900	Mitsui Engineering & Shipbuilding Co., Ltd.	43,398
12,802	Morgan Advanced Materials plc	58,063

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Machinery, continued
2,100	Morita Holdings Corp.	$39,436
2,100	Nabtesco Corp.	80,559
11,000	Nachi-Fujikoshi Corp.	73,692
2,000	Namura Shipbuilding Co., Ltd.	12,322
1,637	New Flyer Industries, Inc.	70,335
4,300	NGK Insulators, Ltd.	81,092
578	Nilfisk Holding A/S*	33,860
3,900	Nippon Thompson Co., Ltd.	30,996
821	NKT Holding A/S	37,485
300	Noritake Co., Ltd.	15,200
2,186	Norma Group SE	145,946
14,000	NSK, Ltd.	220,537
34,000	NTN Corp.	168,409
700	Obara Group, Inc.	47,810
10,003	OC Oerlikon Corp. AG	168,493
1,800	Okuma Corp.	119,720
400	Organo Corp.	11,678
5,200	OSG Corp.	112,503
290	Pfeiffer Vacuum Technology AG	54,191
118	Rational AG	75,773
70	Rieter Holding AG	17,085
51,599	Rotork plc	185,319
1,800	Ryobi, Ltd.	51,158
16,351	Sandvik AB	285,919
214	Schindler Holding AG, Registered Shares	48,427
856	Sfs Group AG	99,383
4,000	Shinmaywa Industries, Ltd.	38,093
20,000	Singamas Container Holdings, Ltd.	4,093
2,200	Sintokogio, Ltd.	28,128
5,919	SKF AB, Class B	131,301
2,300	Sodick Co., Ltd.	29,882
2,119	Spirax-Sarco Engineering plc	160,342
891	Stabilus SA	80,139
527	Sulzer AG, Registered Shares	63,832
5,200	Sumitomo Heavy Industries, Ltd.	220,291
14,200	Sunningdale Tech, Ltd.	20,495
3,600	Takeuchi Manufacturing Co., Ltd.	85,580
3,400	Takuma Co., Ltd.	47,487
5,654	Talgo SA(a)	28,878
1,200	THK Co., Ltd.	44,955
1,884	Trelleborg AB	43,589
9,000	Tsubakimoto Chain Co.	72,610
1,200	Tsukishima Kikai Co., Ltd.	16,159
1,100	Tsurumi Manufacturing Co., Ltd.	20,236
7,579	Valmet Corp.	149,329
4,233	Vesuvius plc	33,212
6,338	Volvo AB, Class A	118,286
27,562	Volvo AB, Class B	513,026
285	Vossloh AG*	15,993
1,044	Wacker Neuson SE	37,636
2,713	Wartsila Corp. OYJ, Class B	170,945
560	Washtec AG	52,867

Shares		Fair Value
Common Stocks, continued
Machinery, continued
3,000	Yamabiko Corp.	$47,320
3,876	Zardoya Otis SA	42,383

		11,598,969

Marine (0.3%):
29	A.P. Moeller — Maersk A/S, Class A	48,339
42	A.P. Moeller — Maersk A/S, Class B	73,205
1,333	D/S Norden A/S*	24,898
1,685	DFDS A/S	89,895
393	Hapag-Lloyd AG*(a)	15,790
3,300	Iino Kaiun Kaisha, Ltd.	18,571
7,971	Irish Continental Group	55,189
1,000	Kawasaki Kisen Kaisha, Ltd.*	25,443
727	Kuehne & Nagel International AG, Registered Shares	128,511
2,700	Mitsui O.S.K. Lines, Ltd.	90,153
3,900	Nippon Yusen Kabushiki Kaisha*	95,057
600	NS United Kaiun Kaisha, Ltd.	14,595
7,500	Orient Overseas International, Ltd.	72,380
4,000	Pacific Basin Shipping, Ltd.*	865
89,000	Sitc International Holdings Co., Ltd.	87,951
1,962	Stolt-Nielsen, Ltd.	26,090

		866,932

Media (1.9%):
1,267	4imprint Group plc	32,443
5,715	Aimia, Inc.	17,007
3,249	Altice NV, Class A*	33,984
1,460	Altice NV, Class B*	15,422
65	Apg Sga SA	30,365
4,886	Atresmedia Corp. de Medios de Comuicacion SA	50,928
2,500	Avex Group Holdings, Inc.	35,628
1,681	Axel Springer AG	130,964
2,465	Cineplex, Inc.	73,216
12,985	Cineworld Group plc	105,288
546	Cogeco Communications, Inc.	37,570
400	Cogeco, Inc.	28,806
5,394	Corus Entertainment, Inc.	50,215
2,160	CTS Eventim AG & Co. KGaA	100,526
2,400	Cyberagent, Inc.	93,752
1,600	Daiichikosho Co., Ltd.	79,828
1,800	Dentsu, Inc.	75,956
2,163	Euromoney Institutional Investor plc	37,971
6,151	Eutelsat Communications SA	142,002
6,450	Event Hospitality And Entertainment, Ltd.	66,606
800	Fuji Media Holdings, Inc.	12,584
2,500	Hakuhodo DY Holdings, Inc.	32,526
8,376	HT&E, Ltd.	12,274
14,980	I-Cable Communications, Ltd.*	441
3,200	Intage Holdings, Inc.	41,568
1,711	Ipsos	62,924
33,776	ITE Group plc	82,806
40,885	ITV plc	91,009
1,949	JCDecaux SA	78,526

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Media, continued
45,728	John Fairfax Holdings, Ltd.	$27,715
2,300	Kadokawa Dwango Corp.	28,401
594	Kinepolis Group NV	39,658
8,410	Lagardere SCA	269,398
3,548	Liberty Global plc, Series C*	120,065
1,449	Liberty Global plc, Class A*	51,932
180	Liberty Global plc, Class A*	3,627
442	Liberty Global plc, Class C*	8,791
2,546	M6 Metropole Television SA	65,767
11,389	Mediaset Espana Comunicacion SA	127,675
15,032	Mediaset SpA*	58,204
1,809	Modern Times Group, Class B	76,057
38,830	Nine Entertainment Co. Holdings, Ltd.	46,467
7,599	Pearson plc, ADR	74,622
2,127	Pearson plc	21,079
2,969	Publicis Groupe SA	201,679
4,026	Quebecor, Inc., Class B	75,920
1,012	REA Group, Ltd.	60,408
414	RTL Group	33,244
1,923	Sanoma OYJ	24,954
1,013	Schibsted ASA, Class A	28,931
5,562	SES Global, Class A	86,661
33,424	Seven West Media, Ltd.	15,997
7,456	Shaw Communications, Inc.	170,220
20,500	Singapore Press Holdings, Ltd.	40,576
18,618	Sky Network Television, Ltd.	37,053
13,400	SKY Perfect JSAT Holdings, Inc.	61,318
19,081	Sky plc*	260,139
4,175	Societe Television Francaise 1	61,376
44,663	Southern Cross Media Group, Ltd.	41,210
983	Stroeer Media SE	72,218
41	Tamedia AG, Registered Shares	5,806
13,788	Technicolor SA	47,286
1,586	Telenet Group Holding NV*	110,404
1,000	Toho Co., Ltd.	34,642
800	Tokyo Broadcasting System Hold	19,955
13,261	Trinity Mirror plc	14,265
200	TV Asahi Holdings Corp.	4,015
500	TV Tokyo Holdings Corp.	10,821
6,948	Village Roadshow, Ltd.*	21,038
1,367	Vivendi Universal SA	36,754
8,417	WPP plc	152,509
1,895	Yellow Pages, Ltd.*	12,681
719	Zon Multimedia Servicos de Telecommunicacoes e Multimedia SGPS SA	4,727

		4,419,400

Metals & Mining (5.8%):
8,736	Acacia Mining plc	23,275
1,753	Agnico Eagle Mines, Ltd.	80,954
2,800	Agnico Eagle Mines, Ltd.	129,306
400	Aichi Steel Corp.	16,030
16,681	Alacer Gold Corp.*	29,599

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
15,461	Alamos Gold, Inc., Class A	$100,752
15,624	Alumina, Ltd.	29,578
1,580	Amg Advanced Metallurgical Group N.V.	79,363
29,597	Anglo American plc	618,462
4,254	Antofagasta plc	57,664
3,276	Aperam SA	168,611
8,826	ArcelorMittal*	285,798
12,400	Argonaut Gold, Inc.*	23,679
8,215	Asanko Gold, Inc.*	5,817
1,158	AuRico Metals, Inc.*	1,649
1,317	Aurubis AG	121,873
12,440	Ausdrill, Ltd.	25,521
15,542	B2Gold Corp.*	47,981
2,200	Barrick Gold Corp.	31,824
2,708	Bekaert NV	118,367
62,786	BHP Billiton, Ltd.	1,444,944
17,844	Billiton plc, ADR	719,113
25,458	BlueScope Steel, Ltd.	305,022
9,186	Boliden AB	313,028
17,700	Capstone Mining Corp.*	20,280
73,572	Centamin plc	156,956
13,877	Centerra Gold, Inc.*	71,107
16,254	China Gold International Resources Corp., Ltd.*	30,392
2,100	Daido Steel Co., Ltd.	128,754
2,700	Daiki Aluminium Industry Co., Ltd.	21,032
7,325	Detour Gold Corp.*	86,142
3,000	DOWA Mining Co.	122,538
4,600	Dundee Precious Metals, Inc.*	10,980
38,811	Eldorado Gold Corp.	56,203
164	Eramet*	19,474
40,854	Evolution Mining, Ltd.	84,229
20,239	EVRAZ plc	92,822
11,702	First Quantum Minerals, Ltd.	163,966
83,540	Fortescue Metals Group, Ltd.	317,386
3,312	Fresnillo plc	63,932
33,424	Glencore International plc	175,819
5,148	Goldcorp, Inc.	65,661
6,771	Goldcorp, Inc.	86,466
4,758	Granges AB	48,875
5,096	Guyana Goldfields, Inc.*	20,598
7,250	Hill & Smith Holdings plc	130,626
6,200	Hitachi Metals, Ltd.	88,650
9,182	Hochschild Mining plc	32,721
18,195	Hudbay Minerals, Inc.	161,132
24,142	IAMGOLD Corp.*	140,803
22,741	Independence Group NL	84,235
4,200	JFE Holdings, Inc.	100,924
18,872	Kazakhmys plc*	226,160
84,792	Kinross Gold Corp.*	365,670
4,744	Kirkland Lake Gold, Ltd.	72,738
5,800	Kobe Steel, Ltd.	53,815
1,100	Kurimoto, Ltd.	22,248
500	Kyoei Steel, Ltd.	9,578

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
17,782	Lonmin plc*	$20,121
14,207	Lucara Diamond Corp.	31,765
42,535	Lundin Mining Corp.	282,936
11,288	MACA, Ltd.	14,800
4,545	Major Drilling Group International, Inc.*	25,531
7,616	Mineral Resources, Ltd.	125,329
6,000	Mitsubishi Materials Corp.	213,639
500	Mitsubishi Steel Manufacturing Co., Ltd.	12,417
4,200	Mitsui Mining & Smelting Co., Ltd.	244,555
593,500	Mongolian Mining Corp.*	15,817
2,200	Neturen Co., Ltd.	24,239
17,856	Nevsun Resources, Ltd.	43,475
27,410	New Gold, Inc.*	90,073
6,200	Nippon Denko Co., Ltd.	25,930
37,000	Nippon Light Metal Holdings Co.	105,454
6,600	Nippon Steel Corp.	169,428
1,120	Nisshin Steel Co., Ltd.	18,386
200	Nittetsu Mining Co., Ltd.	14,638
5,998	Norsk Hydro ASA	45,363
28,837	Northern Star Resources, Ltd.	136,548
4,300	Nyrstar NV*	34,594
39,028	OceanaGold Corp.	100,303
500	Osaka Steel Co., Ltd.	10,466
5,268	Osisko Gold Royalties, Ltd.	60,862
18,826	Outokumpu OYJ	174,703
17,375	OZ Minerals, Ltd.	123,916
500	Pacific Metals Co., Ltd.*	13,870
1,857	Pan American Silver Corp.	28,931
73,744	Perseus Mining, Ltd.*	21,495
35,638	Petra Diamonds, Ltd.*	37,615
176,214	Petropavlovsk plc*	18,441
869	Randgold Resources, Ltd.	86,194
15,628	Regis Resources, Ltd.	52,321
21,763	Resolute Mining, Ltd.	19,286
550	Rio Tinto plc	29,022
12,983	Rio Tinto plc, Registered Shares, ADR	687,190
1,547	Rio Tinto, Ltd.	91,280
6,000	Sabina Gold & Silver Corp.*	10,837
2,148	Salzgitter AG	122,083
7,017	Sandfire Resources Nl	37,693
9,442	Sandstorm Gold, Ltd.*	47,180
1,600	Sanyo Special Steel Co., Ltd.	40,948
29,450	Saracen Mineral Holdings, Ltd.*	38,733
21,718	Schmolz + Bickenbach AG*	18,717
16,210	Semafo, Inc.*	46,045
21,200	Sherritt International Corp.*	29,013
6,133	Sims Metal Management, Ltd.	75,217
83,964	South32, Ltd.	228,243
10,605	SSAB AB, Class B*	47,331
4,935	SSR Mining, Inc.*	43,468
17,694	St Barbara, Ltd.	52,588
26,500	Stornoway Diamond Corp.*	13,916

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
600	Sumitomo Metal & Mining Co., Ltd.	$27,530
5,574	Tahoe Resources, Inc.	26,743
9,084	Tahoe Resources, Inc.	43,512
7,087	Teck Cominco, Ltd., Class B	185,352
3,720	Teck Resources, Ltd., Class B	97,352
3,912	ThyssenKrupp AG	113,583
700	Toho Zinc Co., Ltd.	38,046
1,300	Topy Industries, Ltd.	39,948
1,885	Torex Gold Resources, Inc.*	17,893
5,300	Toyo Kohan Co., Ltd.	22,934
9,694	Trevali Mining Corp.*	11,724
17,801	Turquoise Hill Resources, Ltd.*	60,762
1,500	UACJ Corp.	39,037
2,041	Vedanta Resources plc	21,953
6,764	Voestalpine AG	404,240
14,139	Western Areas, Ltd.	35,819
2,702	Wheaton Precious Metals Corp.	59,795
30,268	Yamana Gold, Inc.	94,407
1,600	Yamato Kogyo Co., Ltd.	46,382
800	Yodogawa Steel Works, Ltd.	24,790

		13,625,869

Multiline Retail (0.6%):
24,445	B&m European Value Retail SA	139,370
947	Canadian Tire Corp., Class A	123,499
53,885	Debenhams plc^	25,604
1,503	Dollarama, Inc.	187,815
1,400	Don Quijote Co., Ltd.	73,198
2,400	H2O Retailing Corp.	50,199
20,441	Harvey Norman Holdings, Ltd.	66,365
3,882	Hudson’s Bay Co.	34,842
4,700	Isetan Mitsukoshi Holdings, Ltd.	58,099
1,900	Izumi Co., Ltd.	117,956
10,600	J. Front Retailing Co., Ltd.	199,437
24,500	Lifestyle International Holdings, Ltd.	32,548
29,029	Marks & Spencer Group plc	123,092
2,900	MARUI GROUP Co., Ltd.	52,995
11,200	Metro Holdings, Ltd.	9,465
47,139	Myer Holdings, Ltd.	24,161
1,643	Next plc	100,579
300	Ryohin Keikaku Co., Ltd.	93,419
600	Sanyo Electric Railway Co., Ltd.	15,179
800	Seria Co., Ltd.	48,163
8,000	Takashimaya Co., Ltd.	84,141
4,000	Wing On Company International, Ltd.	14,134

		1,674,260

Multi-Utilities (0.7%):
2,276	Acea SpA	41,992
1,705	Atco, Ltd.	61,048
1,466	Canadian Utilities, Ltd., Class A	43,637
93,709	Centrica plc	173,474
21,702	E.ON AG	235,279

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Multi-Utilities, continued
21,960	Engie Group	$377,257
30,113	Hera SpA	105,024
23,167	Iren SpA	69,479
65,748	ITL AEM SpA	121,533
98,500	Keppel Infrastructure Trust	42,304
338	National Grid plc, ADR	19,878
4,897	Ren — Redes Energeticas Nacion	14,546
26,786	RWE AG	546,148
6,003	Suez Environnement Co.	105,517
3,746	Telecom Plus plc	60,729
3,162	Veolia Environnement SA	80,665

		2,098,510

Oil, Gas & Consumable Fuels (4.2%):
9,181	Advantage Oil & Gas, Ltd.*	39,447
24,155	Africa Oil Corp.*	27,292
2,191	AKER BP ASA	53,884
6,305	ARC Resources, Ltd.	73,996
18,809	Athabasca Oil Corp.*	16,013
2,064	Baytex Energy Corp.*	6,192
11,743	Baytex Energy Corp.*	35,225
108,970	Beach Energy, Ltd.	105,913
1,167	Bellatrix Exploration, Ltd.*	1,996
9,541	Birchcliff Energy, Ltd.	33,403
15,440	Bonavista Energy Corp.	27,642
1,208	Bonterra Energy Corp.	14,706
21,112	BP plc, ADR	887,337
173,000	Brightoil Petroleum Holdings, Ltd.*(b)(c)	33,216
2,656	BW LPG, Ltd.*(a)	12,502
28,569	Cairn Energy plc*	81,772
2,676	Caltex Australia, Ltd.	70,961
5,227	Cameco Corp.	48,245
6,558	Cameco Corp.	60,581
6,000	Canacol Energy, Ltd.*	21,435
1,623	Canadian Natural Resources, Ltd.	57,974
3,012	Cardinal Energy, Ltd.	12,199
3,134	Cenovus Energy, Inc.	28,627
11,375	Cenovus Energy, Inc.	103,854
900	Cosmo Energy Holdings Co., Ltd.	33,916
8,781	Crescent Point Energy	66,911
6,461	Crescent Point Energy Corp.	49,249
8,223	Crew Energy, Inc.*	20,610
854	CropEnergies AG	7,964
54	Delek Group, Ltd.	8,736
26,109	Dno ASA*	30,219
8,774	Enagas SA	250,956
2,926	Enbridge Income Fund Holding	69,402
2,055	Enbridge, Inc.	80,382
1,055	EnCana Corp.	14,063
10,537	EnCana Corp.	140,600
6,400	Enerplus Corp.	62,686
21,419	ENI SpA	354,159
33,078	EnQuest plc*	12,615

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
5,510	Euronav NV	$50,786
1,579	Exmar NV*	12,220
3,784	Frontline, Ltd.	17,565
3,100	Fuji Oil Co., Ltd.	17,193
1,464	Galp Energia SGPS SA	26,892
591	Gaztransport et Technigaz SA	35,520
19,607	Gran Tierra Energy, Inc.*	53,199
78	Granite Oil Corp.	194
5,867	Husky Energy, Inc.*	82,861
4,500	Idemitsu Kosan Co., Ltd.	180,101
1,000	Imperial Oil, Ltd.	31,214
7,900	INPEX Corp.	98,872
4,194	Inter Pipeline, Ltd.	86,863
3,600	ITOCHU Enex Co., Ltd.	34,603
4,263	James Fisher & Sons plc	89,678
547	Jerusalem Oil Exploration*	33,457
46,100	JX Holdings, Inc.	297,903
7,300	Kelt Exploration, Ltd.*	41,762
4,200	Keyera Corp.	118,367
3,106	Koninklijke Vopak NV	136,226
10,707	MEG Energy Corp.*	43,789
5,186	Neste Oil OYJ	331,837
14,065	New Hope Corp., Ltd.	27,408
7,392	New Zealand Refining Co., Ltd. (The)	13,873
64,000	NewOcean Energy Holdings, Ltd.*	16,748
1,300	Nippon Gas Co., Ltd.	47,200
7,654	Nuvista Energy, Ltd.*	48,842
32,810	Obsidian Energy, Ltd.*	40,725
54,541	Oil Refineries, Ltd.	26,118
14,920	Oil Search, Ltd.	90,745
44,010	Ophir Energy plc*	40,106
24,917	Origin Energy, Ltd.*	183,215
7,550	Painted Pony Energy, Ltd.*^	16,040
601	Paramount Resouces, Ltd., Class A*	9,287
260	Paz Oil Co., Ltd.*	45,028
1,584	Pembina Pipeline Corp.	57,309
40,966	Pengrowth Energy Corp.*	32,595
3,828	Peyto Exploration & Development Corp.	45,779
43,203	Premier Oil plc*	44,160
3,769	Raging River Exploration, Inc.*	23,991
18,721	Repsol SA	330,828
8,812	Royal Dutch Shell plc, Class A, ADR	587,849
7,285	Royal Dutch Shell plc, Class B, ADR	497,493
1,600	Sala Corp.	10,226
4,000	San-Ai Oil Co., Ltd.	58,267
26,879	Santos, Ltd.*	113,964
27,521	Saras SpA	66,071
59,700	Senex Energy, Ltd.*	17,858
22,787	Snam SpA	111,557
12,892	Soco International plc	19,375
7,438	Spartan Energy Corp.*	42,552
20,954	Statoil ASA	448,396
9,385	Stobart Group, Ltd.	35,668

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
5,784	Suncor Energy, Inc.	$212,390
8,674	Suncor Energy, Inc.	318,509
11,456	Surge Energy, Inc.	19,051
8,990	Torc Oil & Gas, Ltd.	53,934
13,848	Total SA	763,974
2,400	Tourmaline Oil Corp.*	43,501
5,452	Transcanada Corp.	265,185
22,046	Tullow Oil plc*	61,418
19,728	Whitecap Resources, Inc.	140,488
24,229	Whitehaven Coal, Ltd.	84,773
6,678	Woodside Petroleum, Ltd.	172,564
8,000	Yangarra Resources, Ltd.*	31,636
5,501	Z Energy, Ltd.	29,781

		10,224,459

Paper & Forest Products (0.9%):
1,344	Ahlstrom-Munksjo OYJ	29,296
5,029	Canfor Corp.*	99,155
1,251	Canfor Pulp Products, Inc.	13,288
6,000	Daio Paper Corp.	79,204
6,700	Hokuetsu Kishu Paper Co., Ltd.	40,035
1,022	Holmen ABN AB, Class B	54,242
4,627	Interfor Corp.*	77,755
7,061	Metsa Board OYJ	60,374
6,301	Mondi plc	164,244
5,457	Navigator Co. SA (The)	27,805
5,800	Nippon Paper Industries Co., Ltd.	110,190
1,614	Norbord, Inc.	54,643
37,000	OYI Paper Co., Ltd.	245,993
23,088	Quintis, Ltd.*(b)(c)	6,003
26,535	Stora Enso OYJ, Registered Shares	420,036
600	Tokushu Tokai Paper Co., Ltd.	22,705
24,703	UPM-Kymmene OYJ	766,400
4,046	West Fraser Timber Co., Ltd.	249,721
24,618	Western Forest Products, Inc.	47,990

		2,569,079

Personal Products (0.6%):
18,108	Asaleo Care, Ltd.	21,146
1,100	Ci:z Holdings Co., Ltd.	56,018
2,300	Kao Corp.	155,587
400	KOSE Corp.	62,469
724	L’Oreal SA	160,368
4,476	Ontex Group NV	147,854
1,486	Oriflame Holding AG	61,243
1,400	Shiseido Co., Ltd.	67,491
8,564	Unilever NV, NYS	482,324
4,976	Unilever plc, ADR	275,372

		1,489,872

Pharmaceuticals (2.7%):
194	Alk-Abello A/S	23,112
6,600	Astellas Pharma, Inc.	83,838
16,897	AstraZeneca plc, ADR	586,326

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
3,059	Bayer AG, Registered Shares	$380,417
314	Boiron SA	28,194
1,600	Dainippon Sumitomo Pharma Co., Ltd.	23,781
7,475	Faes Farma SA	26,327
9,143	GlaxoSmithKline plc, ADR	324,302
1,067	GlaxoSmithKline plc	18,869
1,253	H. Lundbeck A/S	63,733
6,000	Haw Par Corp., Ltd.	50,915
4,811	Hikma Pharmaceuticals plc	73,606
26,202	Indivior plc*	142,607
1,661	Ipsen SA	198,375
1,000	Kaken Pharmaceutical Co., Ltd.	51,619
1,000	Kissei Pharmaceutical Co., Ltd.	28,352
30,175	Mayne Pharma Group, Ltd.*	16,309
501	Merck KGaA	53,946
200	Mochida Pharmaceutical Co., Ltd.	15,272
3,200	Nichi-Iko Pharmaceutical Co., Ltd.	49,358
200	Nippon Shinyaku Co., Ltd.	14,863
22,726	Novartis AG, Registered Shares	1,921,789
8,066	Novo Nordisk A/S, Class B	433,593
1,037	Orion OYJ	39,958
3,799	Orion OYJ, Class B	141,463
1,695	Recipharm AB^	20,363
3,141	Recordati SpA	139,511
3,082	Roche Holding AG	779,771
127	Roche Holding AG	32,083
1,900	Rohto Pharmaceutical Co., Ltd.	50,580
327	Sanofi-Aventis SA	28,152
2,800	Santen Pharmaceutical Co., Ltd.	43,965
1,200	Sawai Pharmaceutical Co., Ltd.	53,610
600	Shionogi & Co., Ltd.	32,444
3,900	Takeda Pharmacuetical Co., Ltd.	220,835
1,540	Teva Pharmaceutical Industries, Ltd.	29,275
800	Torii Pharmaceutical Co., Ltd.	21,485
600	Towa Pharmaceutical Co., Ltd.	32,731
1,152	UCB SA	91,279
46,000	United Laboratories International Holdings, Ltd.*	37,387
900	Valeant Pharmaceuticals International, Inc.*	18,762
1,145	Valeant Pharmaceuticals International, Inc.*	23,793
16,134	Vectura Group plc*	25,636
1,138	Vifor Pharma AG	145,870
178	Virbac SA*	26,374

		6,644,830

Professional Services (1.6%):
4,530	Adecco SA, Registered Shares	346,315
2,780	AF AB	61,311
734	Akka Technologies SA	40,763
9,096	Applus Services SA	123,065
1,800	Benefit One, Inc.	37,611
372	Bertrandt AG^	45,357
5,622	Bureau Veritas SA	153,689
2,111	Capita Group plc	11,411

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Professional Services, continued
1,480	DKSH Holding, Ltd.	$129,488
1,400	EN-Japan, Inc.	65,898
11,350	Experian plc	249,394
89,376	Hays plc	218,784
6,806	Intertek Group plc	476,659
2,947	McMillan Shakespeare, Ltd.	39,742
1,100	Meitec Corp.	57,919
10,129	Michael Page International plc	63,503
3,497	Morneau Shepell, Inc.	62,049
2,600	Nihon M&A Center, Inc.	123,945
1,800	Nomura Co., Ltd.	41,009
3,000	Outsourcing, Inc.	54,640
1,700	Persol Holdings Co., Ltd.	42,627
3,772	Randstad Holding NV	231,406
11,910	RELX NV	273,764
5,236	RELX plc, ADR	124,093
3,973	Ricardo plc	47,557
6,390	Robert Walters plc	50,935
7,390	Seek, Ltd.	109,365
58	SGS SA, Registered Shares	151,223
2,421	Stantec, Inc.	67,667
1,200	Technopro Holdings, Inc.	65,197
2,255	Teleperformance	322,730
10,595	Wolters Kluwer NV	551,655

		4,440,771

Real Estate Management & Development (2.3%):
216	ADO Properties SA(a)	10,957
2,400	AEON Mall Co., Ltd.	46,964
1,046	Airport City, Ltd.*	13,117
561	Allreal Holding AG	94,878
2,393	Amot Investments, Ltd.	14,350
46,000	Asia Standard International Group, Ltd.	11,166
1,733	Atrium Ljungberg AB, Class B	27,529
6,142	BUWOG-Bauen Und Wohnen Gesellschaft mbH	211,397
8,076	Capital & Counties Properties plc	34,835
17,700	CapitaLand, Ltd.	46,644
2,740	Cedar Woods Properties, Ltd.	13,046
7,500	Chinese Estates Holdings, Ltd.	12,062
3,700	City Developments, Ltd.	34,418
3,941	Citycon OYJ	10,201
4,430	CK Asset Holdings Ltd.	38,723
1,625	Colliers International Group	98,069
5,265	Countrywide plc*	8,551
340,000	CSI Properties, Ltd.	17,607
138	Daejan Holdings plc	11,292
3,400	Daibiru Corp.	42,736
800	Daikyo, Inc.	15,512
900	Daito Trust Construction Co., Ltd.	183,355
9,500	Daiwa House Industry Co., Ltd.	365,010
930	Deutsche Euroshop AG	37,854
6,254	Deutsche Wohnen AG	272,647
34,000	Emperor International Holdings	11,382

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
68,000	Far East Consortium Internatio	$40,891
1,175	Fastighets AB Balder*	31,422
1,529	FirstService Corp.	106,907
6,100	Frasers Centrepoint, Ltd.	9,483
15,974	Gateway Lifestyle	27,119
9,400	Global Logistic Properties, Ltd.	23,674
1,100	Goldcrest Co., Ltd.	22,173
10,831	Grainger Trust plc	42,172
7,000	Great Eagle Holdings, Ltd.	36,688
6,000	GuocoLand, Ltd.	10,042
46,000	Hang Lung Group, Ltd.	169,232
25,984	Hang Lung Properties, Ltd.	63,412
2,300	Heiwa Real Estate Co., Ltd.	41,325
3,426	Helical Bar plc	15,691
3,482	Hemfosa Fastigheter AB	46,635
6,865	Henderson Land Development Co., Ltd.	45,247
34,400	HKR International, Ltd.	21,527
18,500	Hong Fok Corp., Ltd.	11,907
2,450	Hufvudstaden AB	39,213
3,000	Hulic Co., Ltd.	33,587
2,025	Hysan Development Co., Ltd.	10,749
6,500	Ichigo, Inc.	24,612
10,210	Immofinanz Immobilien Anlagen AG^	26,184
44	Intershop Holdings AG	21,994
1,400	Keihanshin Building Co., Ltd.	11,016
24,725	Kerry Properties, Ltd.	111,229
10,062	Klovern AB	13,144
26,000	Kowloon Development Co., Ltd.	27,524
11,400	Lai Sun Development Co., Ltd.	19,405
757	LEG Immobilien AG	86,394
4,597	Lend Lease Group	58,531
14,300	Leopalace21 Corp.	111,210
8,000	Liu Chong Hing Investment, Ltd.	13,823
4,644	LSL Property Services plc	17,331
578	Melisron, Ltd.	27,389
6,000	Mitsubishi Estate Co., Ltd.	104,266
286	Mobimo Holding AG, Registered Shares	76,739
84,722	New World Development Co., Ltd.	127,296
857	Nexity SA	51,003
1,700	Nisshin Fudosan Co.	13,975
6,600	Nomura Real Estate Holdings, Inc.	148,023
3,300	NTT Urban Development Corp.	38,209
2,200	Open House Co., Ltd.	118,158
1,584	Patrizia Immobilien AG*	36,604
52	Plazza AG	12,171
31,000	Prospect Co., Ltd.	17,614
457	PSP Swiss Property AG	43,318
4,000	Relo Holdings, Inc.	108,963
2,615	S Immo AG	50,719
9,229	Savills plc	123,553
22,000	SEA Holdings, Ltd.	33,816
1,300	Shinoken Group Co., Ltd.	28,602
100,800	Sinarmas Land, Ltd.	30,150

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
37,356	Sino Land Co., Ltd.	$66,139
5,000	Soundwill Holdings, Ltd.	10,470
10,372	St. Modwen Properties plc	56,735
5,000	Sumitomo Realty & Development Co., Ltd.	164,135
8,921	Sun Hung Kai Properties, Ltd.	148,609
8,646	Swire Pacific, Ltd., Class A	80,028
17,500	Swire Pacific, Ltd., Class B	27,236
4,200	Takara Leben Co., Ltd.	18,549
7,842	Technopolis OYJ	39,337
1,637	Tlg Immobilien AG	43,462
4,800	Tokyo Tatemono Co., Ltd.	64,775
26,300	Tokyu Fudosan Holdings Corp.	190,062
4,176	U & I Group plc	10,903
1,200	Unizo Holdings Co., Ltd.	32,605
9,200	UOL Group, Ltd.	61,014
6,654	Villa World, Ltd.	14,832
2,129	Vonovia SE	105,373
3,324	Wharf Holdings, Ltd. (The)	11,495
12,829	Wheelock & Co., Ltd.	91,665
8,400	Wheelock Properties Singapore	11,916
20,700	Wing Tai Holdings, Ltd.	35,266
17	Zug Estates Holding AG	31,881

		5,582,850

Road & Rail (1.6%):
13,493	Aurizon Holdings, Ltd.	52,154
5,353	Canadian National Railway Co.	441,623
883	Canadian Pacific Railway, Ltd.	161,377
800	Central Japan Railway Co.	143,190
44,100	ComfortDelGro Corp., Ltd.	65,231
1,888	DSV A/S	148,675
1,400	East Japan Railway Co.	136,506
79,447	FirstGroup plc*	118,402
1,600	Fukuyama Transporting Co., Ltd.	60,651
2,158	Go-Ahead Group plc	43,368
5,000	Hankyu Hanshin Holdings, Inc.	200,898
3,700	Hitachi Transport System, Ltd.	96,484
102	Jungfraubahn Holding AG, Registered Shares	13,317
2,500	Keihin Electric Express Railway Co., Ltd.	47,992
1,200	Keio Corp.	52,776
1,500	Keisei Electric Railway Co., Ltd.	48,159
1,500	Kintetsu Corp.	57,370
15,830	MTR Corp., Ltd.	92,762
3,600	Nagoya Railroad Co., Ltd.	90,611
2,400	Nankai Electric Railway Co., Ltd.	59,435
29,502	National Express Group plc	151,322
2,000	Nippon Express Co., Ltd.	132,832
4,200	Nippon Konpo Unyu Soko Co., Ltd.	118,039
2,600	Nishi-Nippon Railroad Co., Ltd.	70,103
8,429	Northgate plc	43,271
2,800	Odakyu Electric Railway Co., Ltd.	59,848
4,000	Sankyu, Inc.	172,506
3,800	Seino Holdings Co., Ltd.	60,187

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
11,100	Senko Co., Ltd.	$80,126
823	Sixt Leasing Se	18,759
1,659	Sixt SE	105,313
1,209	Sixt SE^	107,773
2,000	Sotetsu Holdings, Inc.	52,528
6,338	Stagecoach Group plc	14,030
80	Stef S.A.	9,061
4,596	Student Transportation, Inc., Class BR	28,304
6,961	Tfi International, Inc.	182,001
2,000	Tobu Railway Co., Ltd.	64,568
5,000	Tokyu Corp.	79,661
300	Tonami Holdings Co., Ltd.	15,152
400	Trancom Co., Ltd.	28,127
20,000	Transport International Holdings, Ltd.	64,388
824	VTG AG	47,069
1,400	West Japan Railway Co.	102,148

		3,938,097

Semiconductors & Semiconductor Equipment (0.8%):
2,176	Aixtron SE*	29,945
435	AMS AG	39,428
797	ASM International NV	53,850
5,119	ASM Pacific Technology, Ltd.	71,203
1,629	ASML Holding NV, NYS	283,152
1,837	BE Semiconductor Industries NV	153,466
200	Disco Corp.	44,041
439	Elmos Semiconductor AG	12,083
2,300	Ferrotec Corp.	46,703
6,856	Infineon Technologies AG	187,230
200	Lasertec Corp.	5,045
1,090	Melexis NV	110,152
4,926	Meyer Burger Technology AG*	8,440
167,251	Rec Silicon ASA*	28,116
8,000	Sanken Electric Co., Ltd.	57,595
1,600	Screen Holdings Co., Ltd.	130,040
4,800	Shinko Electric Industries Co., Ltd.	38,959
992	Siltronic AG*	143,965
285	SMA Solar Technology AG^	12,302
8,416	STMicroelectronics NV	182,749
763	SUESS MicroTec SE*	15,164
2,000	SUMCO Corp.	50,868
700	Tokyo Electron, Ltd.	125,406
2,000	Tokyo Seimitsu Co., Ltd.	78,640
2,312	Tower Semiconductor, Ltd.*	78,793
372	U-Blox AG	73,231
2,800	ULVAC, Inc.	175,135

		2,235,701

Software (0.8%):
1,917	Aveva Group plc	71,258
1,300	Capcom Co., Ltd.	41,006
2,000	Colopl, Inc.	21,704
2,326	Computer Modelling Group, Ltd.	17,767
301	Constellation Software, Inc.	182,501

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Software, continued
1,252	Dassault Systemes SA	$132,954
1,064	Descartes Systems Group, Inc.*	30,218
2,942	Fidessa Group plc	100,479
1,403	Gemalto NV	83,011
15,900	Gungho Online Enetertainment, Inc.	43,699
8,390	Hansen Technology, Ltd.	25,819
38,000	Igg, Inc.	40,890
2,500	Konami Corp.	137,397
6,857	Micro Focus International plc	232,669
1,541	Myob Group, Ltd.	4,347
518	Nemetschek Se	46,431
339	NICE Systems, Ltd.	30,987
2,818	Open Text Corp.	100,518
700	Oracle Corp.	58,049
8,199	PlayTech plc	94,960
19,513	Sage Group plc	209,644
2,404	SAP AG	269,528
2,151	SimCorp A/S	122,484
343	Software AG	19,288
8,525	Technology One, Ltd.	32,892
2,386	Temenos Group AG	305,423
1,300	Trend Micro, Inc.	73,638
5,915	UbiSoft Entertainment SA*	455,067

		2,984,628

Specialty Retail (1.4%):
16,866	Accent Group, Ltd.	10,782
2,400	Adastria Co., Ltd.	48,557
900	Alpen Co., Ltd.	19,407
2,600	Aoki Holdings, Inc.	38,168
1,600	Aoyama Trading Co., Ltd.	59,813
1,900	Arcland Sakamoto Co., Ltd.	30,689
1,813	Autocanada, Inc.	32,659
11,649	Automotive Holdings Group, Ltd.	33,063
7,300	BIC Camera, Inc.	105,197
4,928	Bilia AB, Class A	48,069
3,245	Byggmax Group AB	21,749
18,000	Chow Sang Sang Holdings International, Ltd.	43,439
18,800	Chow Tai Fook Jewellery Group, Ltd.	19,704
2,205	Clas Ohlson AB	30,235
4,700	DCM Holdings Co., Ltd.	43,812
32,869	Dixons Carphone plc	88,269
2,047	Dufry AG, Registered Shares*	304,422
5,850	Dunelm Group plc	54,455
4,900	Edion Corp.	57,227
230,000	Emperor Watch & Jewellery, Ltd.	10,451
77,300	Esprit Holdings, Ltd.*	41,320
400	Fast Retailing Co., Ltd.	159,517
534	Fielmann AG	46,991
2,300	Geo Holdings Corp.	44,435
130,000	Giordano International, Ltd.	69,090
1,436	Grandvision BV(a)	36,645
3,133	Greencross, Ltd.	15,354

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
505	Groupe FNAC SA*	$60,979
13,359	Halfords Group plc	62,992
4,280	Hennes & Mauritz AB, Class B	88,226
300	Hikari Tsushin, Inc.	43,110
483	Hornbach Baumarkt AG	17,870
5,100	Idom, Inc.	36,141
4,686	Industria de Diseno Textil SA	162,966
4,647	JB Hi-Fi, Ltd.	90,277
20,850	JD Sports Fashion plc	94,514
700	Jin Co., Ltd.	36,755
1,500	Joshin Denki Co., Ltd.	53,240
3,370	Kappahl AB	18,597
8,824	Kathmandu Holdings, Ltd.	15,165
1,700	Keiyo Co., Ltd.	10,301
26,520	Kingfisher plc	120,875
1,600	Komeri Co., Ltd.	46,143
4,200	K’s Holding Corp.	107,611
2,366	Leon’s Furniture, Ltd.	34,734
25,750	L’occitane International SA	47,179
19,046	Lookers plc	26,455
31,000	Luk Fook Holdings International, Ltd.	132,880
2,347	Matas A/S	29,684
600	Mekonomen AB	10,912
900	Nitori Co., Ltd.	128,345
2,300	Nojima Corp.	54,912
76,677	Pendragon plc	29,527
19,618	Pets At Home Group plc	46,718
917	Premier Investments, Ltd.	10,612
800	Sanrio Co., Ltd.	13,385
1,300	Shimachu Co., Ltd.	37,452
300	Shimamura Co., Ltd.	33,002
9,000	Sports Direct International*	45,694
4,622	Super Retail Group, Ltd.	29,744
3,968	Supergroup plc	105,553
1,900	United Arrows, Ltd.	77,171
2,400	USS Co., Ltd.	50,779
186	Valora Holding AG	61,998
8,200	VT Holdings Co., Ltd.	40,875
4,080	WHSmith plc	129,140
700	Xebio Holdings Co., Ltd.	13,316
1,990	XXL ASA(a)	20,614
9,000	Yamada Denki Co., Ltd.	49,534

		3,839,496

Technology Hardware, Storage & Peripherals (0.5%):
6,400	Brother Industries, Ltd.	157,993
5,600	Canon, Inc.	208,579
2,800	Fujifilm Holdings Corp.	114,327
1,300	Fujitsu Frontech, Ltd.	23,038
13,700	Konica Minolta Holdings, Inc.	131,878
6,508	Logitech International SA^	218,929
3,100	Mcj Co., Ltd.	32,500
4,300	NEC Corp.	116,048

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals, continued
2,343	Neopost	$67,257
1,700	Noritsu Koki Co., Ltd.	37,312
8,500	Ricoh Co., Ltd.	79,016
100	Roland Dg Corp.	2,686
8,300	Seiko Epson Corp.	195,478
9,000	Toshiba Tec Corp.	56,616

		1,441,657

Textiles, Apparel & Luxury Goods (1.5%):
689	Adidas AG	137,524
1,500	ASICS Corp.	23,922
1,383	Brunello Cucinelli SpA	44,808
6,313	Burberry Group plc	152,593
499	Christian Dior SA	182,092
854	Compagnie Financiere Richemont SA	77,343
485	Delta-Galil Industries, Ltd.	16,801
2,100	Descente, Ltd.	36,169
900	Fujibo Holdings, Inc.	29,683
1,311	Gildan Activewear, Inc.	42,345
280,000	Global Brands Group Holdings, Ltd.*	22,897
400	Gunze, Ltd.	22,905
189	Hermes International SA	101,158
2,445	Hugo Boss AG	207,372
4,000	Japan Wool Textile Co., Ltd. (The)	38,564
1,400	Komatsu Seiren Co., Ltd.	11,504
7,000	Kurabo Industries, Ltd.	22,731
399,238	Li & Fung, Ltd.	218,902
1,682	Luxottica Group SpA	103,063
2,321	LVMH Moet Hennessy Louis Vuitton SA	681,710
5,170	Moncler SpA	161,505
1,495	New Wave Group AB	9,928
5,000	Onward Holdings Co., Ltd.	43,286
9,893	Ovs SpA(a)	65,854
27,000	Pacific Textiles Holdings, Ltd.	28,508
2,465	Pandora A/S	268,317
6,400	Prada SpA	23,186
2,618	Safilo Group SpA*	14,958
2,218	Salvatore Ferragamo Italia SpA	58,801
36,000	Samsonite International SA	165,370
1,800	Seiko Holdings Corp.	52,343
2,500	Seiren Co., Ltd.	48,891
28,000	Stella International Holdings, Ltd.	42,160
218	Swatch Group AG (The), Class B	88,891
512	Swatch Group AG (The), Registered Shares	39,144
1,909	Ted Baker plc	69,579
36,000	Texwinca Holdings, Ltd.	19,814
404	Tod’s SpA	29,519
3,200	Tsi Holdings Co., Ltd.	23,503
2,700	Unitika, Ltd.*	19,797
2,000	Wacoal Holdings Corp.	63,135
45,514	Yue Yuen Industrial Holdings, Ltd.	178,600

		3,689,175

Shares		Fair Value
Common Stocks, continued
Thrifts & Mortgage Finance (0.1%):
2,324	Aareal Bank AG	$105,164
676	Deutsche Pfandbriefbank AG(a)	10,809
615	Equitable Group, Inc.	34,988
2,026	Genworth MI Canada, Inc.	70,123
16,190	Genworth Mortgage Insurance AU	37,812
1,812	Home Capital Group, Inc.	24,957
7,866	Onesavings Bank plc	43,768
10,905	Paragon Group of Cos. plc (The)	72,004

		399,625

Tobacco (0.4%):
9,312	British American Tobacco plc, ADR	623,810
4,936	Imperial Tobacco Group plc, Class A	210,900
4,800	Japan Tobacco, Inc.	154,620
652	Scandinavian Tobacco Group A/S(a)	12,612
2,105	Swedish Match AB, Class B	82,886

		1,084,828

Trading Companies & Distributors (1.9%):
2,637	AddTech AB, Class B	57,626
21,185	Ashtead Group plc	565,275
1,271	B&b Tools AB	13,316
284	BayWa AG	10,909
537	Beijer Ref AB	20,675
2,100	BOC Aviation, Ltd.(a)	11,183
583	Bossard Holding AG	137,275
3,484	Brenntag AG	219,748
4,067	Bunzl plc	113,699
3,143	Cramo OYJ	74,413
400	Daiichi Jitsugyo Co., Ltd.	12,050
10,848	Diploma plc	182,142
3,579	Grafton Group plc	38,715
800	Hanwa Co., Ltd.	36,935
36,721	Howden Joinery Group plc	231,237
1,788	Imcd Group NV	112,449
2,800	Inabata & Co., Ltd.	42,346
4,621	Indutrade AB	125,680
2,800	ITOCHU Corp.	52,285
2,600	Iwatani Corp.	83,800
616	Jacquet Metal Service	20,301
200	Japan Pulp & Paper Co., Ltd.	7,662
700	Kamei Corp.	12,138
900	Kanaden Corp.	11,321
1,700	Kanamoto Co., Ltd.	52,745
4,800	Kanematsu Corp.	66,398
3,917	Kloeckner & Co. SE	48,147
14,000	Marubeni Corp.	101,670
5,100	Misumi Group, Inc.	147,786
1,100	Mitani Corp.	58,582
8,100	Mitsubishi Corp.	223,886
10,700	Mitsui & Co., Ltd.	173,800
1,271	Momentum Group AB, Class B*	18,051
1,400	Monotaro Co., Ltd.	44,674

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Trading Companies & Distributors, continued
2,600	Nagase & Co., Ltd.	$46,680
900	NEC Capital Solutions, Ltd.	18,557
20,000	New Provenance Everlasting Holdings, Ltd.*	399
600	Nichiden Corp.	12,311
1,100	Nippon Steel & Sumikin Bussan	66,720
1,200	Nishio Rent All Co., Ltd.	38,904
52,580	Noble Group Ltd.*	7,869
700	Onoken Co., Ltd.	12,657
7,777	Ramirent OYJ	72,789
4,015	Reece, Ltd.	30,147
12,561	Rexel SA	227,784
2,192	Richelieu Hardware, Ltd.	59,806
1,304	Russel Metals, Inc.	30,266
800	Senshu Electric Co., Ltd.	24,424
21,640	SIG plc	51,432
28,100	Sojitz Corp.	86,333
164	Solar A/S	10,771
7,900	Sumitomo Corp.	133,925
3,072	Toromont Industries, Ltd.	134,681
4,200	Toyota Tsushu Corp.	168,820
3,019	Travis Perkins plc	63,822
1,000	Trusco Nakayama Corp.	29,137
800	Wajax Corp.	15,703
2,700	Wakita & Co., Ltd.	33,017
3,709	Wolseley plc	265,338
3,800	Yamazen Corp.	44,777
800	Yuasa Trading Co., Ltd.	29,026

		4,845,014

Transportation Infrastructure (0.6%):
10,833	Abertis Infraestructuras SA	241,013
493	Aena SA(a)	99,792
384	Aeroports de Paris	72,945
3,529	Ansaldo Sts SpA*	50,788
7,311	Atlantia SpA	230,590
2,790	Auckland International Airport, Ltd.	12,803
17,433	BBA Aviation plc	82,267
960	Flughafen Zuerich AG	219,578
1,696	Fraport AG	186,553
3,270	Groupe Eurotunnel SA	42,051
1,679	Hamburger Hafen und Logistik AG	47,513
129,000	Hutchison Port Holdings Trust	53,525
700	Japan Airport Terminal Co., Ltd.	25,978
1,500	Kamigumi Co., Ltd.	33,158
1,000	Mitsubishi Logistics Corp.	25,934
26,396	Qube Holdings, Ltd.	53,275
15,500	SATS, Ltd.	60,174
6,407	SIAS SpA	119,170
4,000	Sumitomo Warehouse Co., Ltd. (The)	28,851
14,036	Sydney Airport	76,971
9,088	Transurban Group	87,947
2,729	Westshore Terminals Investment Corp.	57,086

		1,907,962

Shares		Fair Value
Common Stocks, continued
Water Utilities (0.2%):
15,034	Pennon Group plc	$158,206
5,341	Severn Trent plc	155,808
7,737	United Utilities Group plc	86,579

		400,593

Wireless Telecommunication Services (1.1%):
2,035	Cellcom Israel, Ltd.*	21,012
1,335	Drillisch AG	110,183
4,802	Freenet AG	177,100
13,800	KDDI Corp.	343,629
13,000	M1, Ltd.	17,302
3,522	Millicom International Cellular SA, SDR	237,864
2,104	Mobistar SA	44,134
23,100	NTT DoCoMo, Inc.	545,737
1,000	Okinawa Cellular Telephone Co.	36,417
1,708	Rogers Communications, Inc., Class B	86,988
17,000	Smartone Telecommunications Ho	20,484
4,700	SoftBank Group Corp.	371,364
21,800	StarHub, Ltd.	46,463
3,836	Tele2 AB	47,122
349,145	Vodafone Group plc	1,102,763

		3,208,562

Total Common Stocks (Cost $219,168,819)		257,742,197

Preferred Stocks (0.5%):
Automobiles (0.5%):
1,600	Bayerische Motoren Werke AG (BMW), 4.73%	142,853
2,174	Porsche Automobil Holding SE, 1.45%	181,937
4,515	Volkswagen AG, 1.24%	899,684

		1,224,474

Total Preferred Stocks (Cost $1,244,412)		1,224,474

Rights (0.0%):
Aerospace & Defense (0.0%):
1,164,858	Rolls-Royce Holdings plc, Expires on 1/08/18*(b)(c)	1,572

Commercial Services & Supplies (0.0%):
19,494	Cleanaway Waste Management, Expires on 1/22/18*(b)	—

Oil, Gas & Consumable Fuels (0.0%):
9,848	Maurel Et Prom — CVR, Expires on 1/02/18*(b)(c)	—
18,721	Repsol SA, Expires on 1/08/18*	8,512

		8,512

Pharmaceuticals (0.0%):
7,475	Faes Farma SA, Expires on 1/02/18*	924

Transportation Infrastructure (0.0%):
681	Transurban Group, Expires on 1/25/18*(b)	—

Total Rights (Cost $—)		11,008

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (0.6%):
$1,457,243	AZL DFA International Core Equity Fund Securities Lending Collateral Account(d)	$1,457,243

Total Securities Held as Collateral for Securities on Loan (Cost $1,457,243)		1,457,243

Total Investment Securities (Cost $221,870,474)(e) — 100.6%		260,434,922
Net other assets (liabilities) — (0.6)%		(1,476,071)

Net Assets — 100.0%		$258,958,851

Percentages indicated are based on net assets as of December 31, 2017.

ADR—American Depositary Receipt

CVR—Contingency Valued Rights

GO—General Obligation

NYS—New York Shares

SDR—Swedish Depository Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $1,410,780.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2017. The total of all such securities represent 0.02% of the net assets of the fund.

(c)	The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.02% of the net assets of the Fund.

(d)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2017: (Unaudited)

Country	Percentage
Australia	5.8%
Austria	0.6%
Belgium	1.3%
Bermuda	— %^
Cambodia	— %^
Canada	8.2%
Cayman Islands	— %^
China	0.1%
Denmark	1.7%
Egypt	0.1%
European Community	— %^
Faroe Islands	— %^
Finland	1.8%
France	7.3%
Georgia	— %^
Germany	7.6%
Hong Kong	2.5%
Ireland (Republic of)	1.1%
Isle of Man	— %^
Israel	0.4%

Country	Percentage
Italy	2.7%
Japan	25.1%
Liechtenstein	— %^
Luxembourg	0.5%
Malta	— %^
Mongolia	— %^
Netherlands	3.0%
New Zealand	0.4%
Norway	0.8%
Peru	— %^
Portugal	0.1%
Singapore	0.9%
Spain	2.6%
Sweden	2.7%
Switzerland	6.7%
United Arab Emirates	— %^
United Kingdom	15.2%
United States	0.8%

100.0%

^	Represents less than 0.05%.

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment securities, at cost	$221,870,474

Investment securities, at value*	$260,434,922
Interest and dividends receivable	225,603
Foreign currency, at value (cost $44,352)	46,172
Receivable for investments sold	1,232,844
Reclaims receivable	600,952
Prepaid expenses	1,491

Total Assets	262,541,984

Liabilities:
Cash overdraft	812,886
Payable for investments purchased	618,577
Payable for capital shares redeemed	433,398
Payable for collateral received on loaned securities	1,457,243
Manager fees payable	163,544
Administration fees payable	19,693
Distribution fees payable	54,515
Custodian fees payable	15,060
Administrative and compliance services fees payable	502
Transfer agent fees payable	613
Trustee fees payable	324
Other accrued liabilities	6,778

Total Liabilities	3,583,133

Net Assets	$258,958,851

Net Assets Consist of:
Capital	$215,624,731
Accumulated net investment income/(loss)	3,621,522
Accumulated net realized gains/(losses) from investment transactions	1,119,136
Net unrealized appreciation/(depreciation) on investments	38,593,462

Net Assets	$258,958,851

Shares of beneficial interest (unlimited number of shares authorized, no par value)	22,589,110
Net Asset Value (offering and redemption price per share)	$11.46

*	Includes securities on loan of $1,410,780.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends	$7,782,451
Income from securities lending	40,697
Other income	12,043
Foreign withholding tax	(924,298)

Total Investment Income	6,910,893

Expenses:
Manager fees	2,443,508
Administration fees	345,363
Distribution fees	643,027
Custodian fees	140,329
Administrative and compliance services fees	3,575
Transfer agent fees	5,960
Trustee fees	12,687
Professional fees	15,262
Shareholder reports	4,237
Other expenses	6,193

Total expenses before reductions	3,620,141
Less expenses voluntarily waived/reimbursed by the Manager	(514,427)

Net expenses	3,105,714

Net Investment Income/(Loss)	3,805,179

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions and foreign currencies	2,741,170
Change in net unrealized appreciation/depreciation on investments and foreign currencies	53,201,724

Net Realized/Unrealized Gains/(Losses) on Investments	55,942,894

Change in Net Assets Resulting From Operations	$59,748,073

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$3,805,179	$2,946,454
Net realized gains/(losses) on investment transactions	2,741,170	(1,152,512)
Change in unrealized appreciation/depreciation on investments	53,201,724	5,280,582

Change in net assets resulting from operations	59,748,073	7,074,524

Distributions to Shareholders:
From net investment income	(3,321,065)	(1,859,695)

Change in net assets resulting from distributions to shareholders	(3,321,065)	(1,859,695)

Capital Transactions:
Proceeds from shares issued	1,518,775	110,343,978
Proceeds from dividends reinvested	3,321,065	1,859,695
Value of shares redeemed	(55,005,008)	(34,994,294)

Change in net assets resulting from capital transactions	(50,165,168)	77,209,379

Change in net assets	6,261,840	82,424,208
Net Assets:
Beginning of period	252,697,011	170,272,803

End of period	$258,958,851	$252,697,011

Accumulated net investment income/(loss)	$3,621,522	$2,847,637

Share Transactions:
Shares issued	145,766	12,178,801
Dividends reinvested	304,685	205,038
Shares redeemed	(5,286,375)	(3,817,364)

Change in shares	(4,835,924)	8,566,475

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2017	Year Ended December 31, 2016	April 27, 2015 to December 31, 2015(a)
Net Asset Value, Beginning of Period	$9.21	$9.03	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.19	0.11	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	2.21	0.17	(1.05)

Total from Investment Activities	2.40	0.28	(0.97)

Dividends to Shareholders From:
Net Investment Income	(0.15)	(0.10)	—

Total Dividends	(0.15)	(0.10)	—

Net Asset Value, End of Period	$11.46	$9.21	$9.03

Total Return(b)	26.09%	3.17%	(9.70	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$258,959	$252,697	$170,273
Net Investment Income/(Loss)(d)	1.48%	1.62%	1.19%
Expenses Before Reductions(d)(e)	1.41%	1.39%	1.39%
Expenses Net of Reductions(d)	1.21%	1.19%	1.19%
Portfolio Turnover Rate	4%	11%	4	%(c)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA International Core Equity Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of certain market discounts and gain/loss, and other permanent adjustments), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2017

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $2 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $3,733 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions	$1,352,828	$104,415	$—	$—	$1,457,243

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2017, the Fund did not engage in any such transactions under the Rule.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL DFA International Core Equity Fund	0.95%	1.39%

*	The Manager voluntarily reduced the management fee to 0.75% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2017

with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $2,738 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2017

There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Other^	Total

Common Stocks
Aerospace & Defense	$300,495	$3,157,067	$—	$—	$3,457,562
Airlines	120,680	898,482	—	—	1,019,162
Auto Components	730,923	7,842,933	—	—	8,573,856
Automobiles	100,436	9,490,829	—	—	9,591,265
Banks	7,782,571	15,663,810	—	—	23,446,381
Beverages	769,367	2,268,735	—	—	3,038,102
Biotechnology	37,999	568,201	—	—	606,200
Capital Markets	750,863	5,776,041	—	—	6,526,904
Chemicals	223,368	15,277,650	—	—	15,501,018
Commercial Services & Supplies	91,523	3,921,942	—	—	4,013,465
Communications Equipment	70,878	474,748	—	—	545,626
Construction & Engineering	98,829	5,500,275	—	—	5,599,104
Construction Materials	306,043	1,538,094	—	—	1,844,137
Containers & Packaging	172,379	2,031,521	—	—	2,203,900
Distributors	68,380	620,156	—	—	688,536
Diversified Consumer Services	82,330	305,079	—	—	387,409
Diversified Financial Services	157,880	1,571,520	—	—	1,729,400
Diversified Telecommunication Services	77,701	5,746,010	—	—	5,823,711
Electronic Equipment, Instruments & Components	68,428	4,946,199	—	—	5,014,627
Energy Equipment & Services	347,835	1,262,328	—	—	1,610,163
Food & Staples Retailing	437,134	6,086,434	—	—	6,523,568
Food Products	330,630	7,194,294	—	—	7,524,924
Gas Utilities	112,675	922,856	—	—	1,035,531
Health Care Equipment & Supplies	16,024	2,884,003	—	—	2,900,027
Health Care Providers & Services	79,478	1,569,507	—	—	1,648,985
Hotels, Restaurants & Leisure	412,361	5,034,396	—	—	5,446,757
Household Durables	24,745	5,407,598	—	—	5,432,343
Independent Power & Renewable Electricity Producers	232,229	370,835	—	—	603,064
Industrial Conglomerates	143,149	2,156,410	—	—	2,299,559
Insurance	1,152,094	8,694,013	—	—	9,846,107
Internet Software & Services	12,233	1,168,364	—	—	1,180,597
IT Services	56,775	3,103,163	—	—	3,159,938
Leisure Products	55,732	757,323	—	—	813,055
Machinery	95,687	11,503,282	—	—	11,598,969
Media	724,672	3,694,728	—	—	4,419,400
Metals & Mining	4,661,877	8,963,992	—	—	13,625,869
Multiline Retail	346,156	1,328,104	—	—	1,674,260
Multi-Utilities	124,563	1,973,947	—	—	2,098,510
Oil, Gas & Consumable Fuels	4,996,253	5,228,206	—	—	10,224,459
Paper & Forest Products	712,799	1,856,280	—	—	2,569,079
Personal Products	757,696	732,176	—	—	1,489,872
Pharmaceuticals	953,183	5,691,647	—	—	6,644,830
Professional Services	253,809	4,186,962	—	—	4,440,771
Real Estate Management & Development	204,976	5,377,874	—	—	5,582,850
Road & Rail	813,305	3,124,792	—	—	3,938,097
Semiconductors & Semiconductor Equipment	361,945	1,873,756	—	—	2,235,701
Software	331,004	2,653,624	—	—	2,984,628
Specialty Retail	67,393	3,772,103	—	—	3,839,496
Technology Hardware, Storage & Peripherals	218,929	1,222,728	—	—	1,441,657
Textiles, Apparel & Luxury Goods	42,345	3,646,830	—	—	3,689,175
Thrifts & Mortgage Finance	130,068	269,557	—	—	399,625
Tobacco	623,810	461,018	—	—	1,084,828
Trading Companies & Distributors	240,456	4,604,558	—	—	4,845,014
Transportation Infrastructure	57,086	1,850,876	—	—	1,907,962

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2017

Investment Securities:	Level 1	Level 2	Level 3	Other^	Total

Wireless Telecommunication Services	$86,988	$3,121,574	$—	$—	$3,208,562
All Other Common Stocks+	—	14,163,600	—	—	14,163,600
Preferred Stocks	—	1,224,474	—	—	1,224,474
Rights	9,436	—	1,572	—	11,008
Securities Held as Collateral for Securities on Loan	—	—	—	1,457,243	1,457,243

Total Investments	$32,238,603	$226,737,504	$1,572	$1,457,243	$260,434,922

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL DFA International Core Equity Fund	$11,364,720	$59,568,261

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $222,709,612. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$50,132,835
Unrealized (depreciation)	(12,407,525)

Net unrealized appreciation/(depreciation)	$37,725,310

Capital loss carry forwards (“CLCFs”) subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

During the year ended December 31, 2017, the Fund utilized $1,178,101 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA International Core Equity Fund	$3,321,065	$—	$3,321,065

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2017

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA International Core Equity Fund	$1,859,695	$—	$1,859,695

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL DFA International Core Equity Fund	$5,579,796	$—	$—	$37,754,324	$43,334,120

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had multiple shareholder accounts which are affiliated with the Investment Adviser representing ownership of 80% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL DFA International Core Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the two-year period then ended and the period from April 27, 2015 (commencement of operations) to December 31, 2015. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from April 27, 2015 to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 0.02% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® DFA U.S. Core Equity Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA U.S. Core Equity Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA U.S. Core Equity Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® DFA U.S. Core Equity Fund (the “Fund”) returned 20.45%†. That compared to a 21.13% total return for its benchmark, the Russell 3000® Index1.

U.S. equities rallied to record highs as a strengthening economy powered high profit growth during the 12-month period. Gains were consistent despite increased political instability in the U.S. and other countries. As confidence in the global recovery grew, investors favored growth-oriented stocks over shares that are more defensive.

Improved U.S. economic and employment data was tempered somewhat by weak housing indicators in the second and third quarters. Robust consumer demand helped information technology far outpace the other sectors, with the materials and industrials sectors also posting healthy returns. As forecast in late 2016, the U.S. Federal Reserve raised interest rates three times (a total of 0.75%) in 2017 in response to improving economic conditions.

In general, small-cap stocks underperformed their large-cap counterparts, and value stocks underperformed growth stocks during the period.

Profitability premiums were mixed in the U.S. market during the calendar year. In the small-cap growth segment, stocks with the lowest profitability and highest relative price outperformed higher-profitability stocks. However, higher-profitability stocks generally outperformed throughout the rest of the small-cap universe, and among large-caps.

The Fund underperformed its benchmark for the 12-month period. The Fund’s emphasis on small-cap stocks detracted from relative performance, as small-caps underperformed substantially during the year. The Fund’s emphasis on value stocks also detracted, as value stocks underperformed growth during the period.*

However, the Fund’s general exclusion of real estate investment trusts2 (REITs) benefited relative performance, as REITs underperformed the overall benchmark.*

Past performance does not guarantee future results.

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.
*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

1

AZL® DFA U.S. Core Equity Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of U.S. companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Total Returns as of December 31, 2017

	1 Year		Since Inception (4/27/15)
AZL® DFA U.S. Core Equity Fund	20.45	%†	10.44%
Russell 3000® Index	21.13%		11.06%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA U.S. Core Equity Fund	1.10%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager voluntarily reduced the management fee to 0.54% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 3000® Index, which is an unmanaged broad capitalization index of the top 3,000 U.S. stocks by market cap and covers 98% of the U.S. equity investable universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA U.S. Core Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA U.S. Core Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL DFA U.S. Core Equity Fund	$1,000.00	$1,118.10	$4.43	0.83%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL DFA U.S. Core Equity Fund	$1,000.00	$1,021.01	$4.23	0.83%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	21.6%
Consumer Discretionary	16.5
Financials	14.4
Industrials	14.2
Health Care	10.9
Consumer Staples	7.5
Materials	4.9
Energy	3.8
Utilities	2.9
Telecommunication Services	2.5
Real Estate	0.3

Total Common Stocks	99.5
Right	— ^
Securities Held as Collateral for Securities on Loan	9.7
Money Market	0.2

Total Investment Securities	109.4
Net other assets (liabilities)	(9.4)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks (99.5%):
Aerospace & Defense (2.9%):
1,674	AAR Corp.	$65,771
4,560	Aerojet Rocketdyne Holdings, Inc.*	142,272
1,321	AeroVironment, Inc.*	74,187
7,585	Arconic, Inc.	206,691
1,124	Astronics Corp.*	46,612
361	Astronics Corp., Class B*	15,036
1,481	Axon Enterprise, Inc.*^	39,247
13,534	Boeing Co. (The)	3,991,313
4,229	BWX Technologies, Inc.	255,812
685	CPI Aerostructures, Inc.*	6,131
1,202	Cubic Corp.	70,858
3,138	Curtiss-Wright Corp.	382,365
625	Ducommun, Inc.*	17,781
2,101	Engility Holdings, Inc.*	59,605
1,504	Esterline Technologies Corp.*	112,349
5,341	General Dynamics Corp.	1,086,626
824	HEICO Corp.^	77,744
2,178	HEICO Corp., Class A	172,171
5,084	Hexcel Corp.	314,445
1,576	Huntington Ingalls Industries, Inc.	371,463
2,230	KLX, Inc.*^	152,198
4,471	Kratos Defense & Security Solutions, Inc.*	47,348
1,421	L3 Technologies, Inc.	281,145
5,976	Lockheed Martin Corp.	1,918,595
1,779	Maxar Technologies, Ltd.	114,425
2,233	Mercury Computer Systems, Inc.*	114,665
1,868	Moog, Inc., Class A*	162,236
140	Moog, Inc., Class B*	11,686
343	National Presto Industries, Inc.	34,111
4,013	Northrop Grumman Corp.	1,231,630
2,436	Orbital ATK, Inc.	320,334
4,840	Raytheon Co.	909,194
5,807	Rockwell Collins, Inc.	787,545
6,089	Spirit AeroSystems Holdings, Inc., Class A	531,265
2,012	Teledyne Technologies, Inc.*	364,474
8,541	Textron, Inc.	483,335
2,316	The KEYW Holding Corp.*	13,595
1,212	TransDigm Group, Inc.^	332,839
2,979	Triumph Group, Inc.^	81,029
13,094	United Technologies Corp.	1,670,402
741	Vectrus, Inc.*	22,860
6,897	WESCO Aircraft Holdings, Inc.*^	51,038

		17,144,428

Air Freight & Logistics (0.9%):
4,941	Air Transport Services Group, Inc.*	114,335
1,400	Atlas Air Worldwide Holdings, Inc.*^	82,110
5,021	C.H. Robinson Worldwide, Inc.^	447,321
1,026	Echo Global Logistics, Inc.*	28,728
5,128	Expeditors International of Washington, Inc.	331,730
5,448	FedEx Corp.	1,359,494
1,779	Forward Air Corp.	102,186
2,393	Hub Group, Inc.*	114,625

Shares		Fair Value
Common Stocks, continued
Air Freight & Logistics, continued
1,058	Park-Ohio Holdings Corp.	$48,615
3,266	Radiant Logistics, Inc.*	15,024
15,806	United Parcel Service, Inc., Class B	1,883,284
5,560	XPO Logistics, Inc.*^	509,240

		5,036,692

Airlines (0.9%):
5,917	Alaska Air Group, Inc.	434,959
998	Allegiant Travel Co.^	154,441
10,667	American Airlines Group, Inc.	555,004
1,537	Copa Holdings SA, Class A	206,050
19,429	Delta Air Lines, Inc.	1,088,023
5,008	Hawaiian Holdings, Inc.	199,569
20,928	JetBlue Airways Corp.*	467,532
2,917	SkyWest, Inc.	154,893
15,407	Southwest Airlines Co.	1,008,388
5,511	Spirit Airlines, Inc.*^	247,168
12,361	United Continental Holdings, Inc.*	833,131

		5,349,158

Auto Components (1.0%):
1,777	Adient plc	139,850
5,496	American Axle & Manufacturing Holdings, Inc.*	93,597
6,370	Aptiv plc*	540,366
3,449	Autoliv, Inc.^	438,299
6,472	BorgWarner, Inc.	330,654
4,411	Cooper Tire & Rubber Co.^	155,929
1,615	Cooper-Standard Holding, Inc.*	197,838
13,476	Dana Holding Corp.	431,367
2,123	Delphi Technologies plc*	111,394
1,595	Dorman Products, Inc.*^	97,518
2,274	Fox Factory Holding Corp.*^	88,345
16,274	Gentex Corp.^	340,940
2,720	Gentherm, Inc.*	86,360
14,231	Goodyear Tire & Rubber Co.^	459,804
1,365	Horizon Global Corp.*^	19,137
1,483	LCI Industries^	192,790
3,870	Lear Corp.	683,673
3,637	Modine Manufacturing Co.*	73,467
1,190	Motorcar Parts of America, Inc.*^	29,738
2,574	Spartan Motors, Inc.^	40,541
1,736	Standard Motor Products, Inc.^	77,964
1,582	Stoneridge, Inc.*	36,165
275	Strattec Security Corp.	11,976
3,917	Tenneco, Inc.	229,301
1,187	Tower International, Inc.	36,263
2,847	Visteon Corp.*	356,274
1,621	VOXX International Corp.*^	9,078

		5,308,628

Automobiles (0.7%):
93,680	Ford Motor Co.	1,170,063
36,273	General Motors Co.	1,486,831
7,220	Harley-Davidson, Inc.^	367,354

Continued

4

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Automobiles, continued
629	Tesla Motors, Inc.*^	$195,839
3,270	Thor Industries, Inc.	492,854
1,652	Winnebago Industries, Inc.^	91,851

		3,804,792

Banks (6.4%):
958	1st Constitution Bancorp	17,675
2,060	1st Source Corp.	101,867
1,429	Access National Corp.	39,783
504	ACNB Corp.	14,893
1,010	Allegiance Bancshares, Inc.*^	38,027
661	American National Bankshares, Inc.	25,316
587	American River Bankshares	8,952
1,026	Ameris Bancorp	49,453
704	Ames National Corp.	19,606
905	Arrow Financial Corp.^	30,725
5,413	Associated Banc-Corp.	137,490
2,876	Banc of California, Inc.^	59,389
1,939	BancFirst Corp.	99,180
2,831	Bancorp, Inc. (The)*	27,970
3,966	BancorpSouth Bank	124,731
116,137	Bank of America Corp.	3,428,363
899	Bank of Commerce Holdings	10,339
2,471	Bank of Hawaii Corp.^	211,765
451	Bank of Marin Bancorp^	30,668
2,324	Bank of Nt Butterfield & Son, Ltd. (The)	84,338
4,810	Bank of the Ozarks, Inc.^	233,045
4,087	BankUnited, Inc.	166,423
1,941	Banner Corp.	106,988
1,189	Bar Harbor Bankshares	32,115
8,291	BB&T Corp.	412,229
842	BCB Bancorp, Inc.	12,209
2,053	Berkshire Hills Bancorp, Inc.	75,140
1,112	Blue Hills BanCorp, Inc.	22,351
1,324	BOK Financial Corp.^	122,232
6,645	Boston Private Financial Holdings, Inc.^	102,665
668	Bridge Bancorp, Inc.	23,380
5,707	Brookline Bancorp, Inc.	89,600
1,162	Bryn Mawr Bank Corp.	51,360
74	C&F Financial Corp.	4,292
843	Camden National Corp.	35,516
1,309	Capital City Bank Group, Inc.	30,028
649	Carolina Financial Corp.	24,110
2,683	Cathay General Bancorp	113,142
3,426	Centerstate Banks, Inc.	88,151
2,402	Central Pacific Financial Corp.	71,652
933	Central Valley Community Bancorp	18,828
273	Century Bancorp, Inc.	21,362
2,593	Chemical Financial Corp.	138,648
377	Chemung Financial Corp.	18,134
2,299	CIT Group, Inc.	113,180
31,491	Citigroup, Inc.	2,343,244
943	Citizens & Northern Corp.^	22,632

Shares		Fair Value
Common Stocks, continued
Banks, continued
5,861	Citizens Financial Group, Inc.	$246,045
552	Citizens Holding Co.	12,779
1,304	City Holding Co.^	87,981
938	Civista Bancshares, Inc.	20,636
1,096	CNB Financial Corp.	28,759
3,178	CoBiz Financial, Inc.	63,528
78	Codorus Valley Bancorp, Inc.	2,147
56	Colony Bankcorp, Inc.	815
3,907	Columbia Banking System, Inc.	169,720
2,543	Comerica, Inc.	220,758
4,676	Commerce Bancshares, Inc.	261,108
2,995	Community Bank System, Inc.^	160,981
2,277	Community Bankers Trust Corp.*	18,558
1,325	Community Trust Bancorp, Inc.	62,408
2,266	ConnectOne Bancorp, Inc.	58,350
1,285	Cullen/Frost Bankers, Inc.^	121,625
2,643	Customers Bancorp, Inc.*	68,692
6,990	CVB Financial Corp.^	164,684
408	DNB Financial Corp.	13,750
1,882	Eagle Bancorp, Inc.*	108,968
5,117	East West Bancorp, Inc.	311,267
1,529	Enterprise Financial Services Corp.	69,034
312	Evans Bancorp, Inc.	13,073
11,692	F.N.B. Corp.	161,583
569	Farmers Capital Bank Corp.	21,907
1,329	Farmers National Banc Corp.	19,603
523	FB Financial Corp.*^	21,961
2,176	FCB Financial Holdings, Inc.*	110,541
1,636	Fidelity Southern Corp.	35,665
12,247	Fifth Third Bancorp	371,574
1,053	Financial Institutions, Inc.	32,748
16,004	First Bancorp*	81,620
2,206	First Bancorp	77,894
814	First Bancorp, Inc.	22,165
611	First Bancshares, Inc. (The)	20,896
2,931	First Busey Corp.	87,754
664	First Business Financial Services, Inc.	14,688
592	First Citizens BancShares, Inc., Class A	238,576
4,012	First Commonwealth Financial Corp.	57,452
1,419	First Community Bankshares	40,768
1,217	First Connecticut Bancorp, Inc.	31,825
3,634	First Financial Bancorp	95,756
3,082	First Financial Bankshares, Inc.^	138,844
967	First Financial Corp.	43,853
733	First Financial Northwest, Inc.	11,369
1,996	First Foundation, Inc.*^	37,006
18,071	First Horizon National Corp.	361,239
2,466	First Interstate BancSystem, Class A	98,763
2,451	First Merchants Corp.	103,089
660	First Mid-Illinois Bancshares, Inc.	25,436
5,902	First Midwest Bancorp, Inc.	141,707
1,573	First of Long Island Corp. (The)	44,831
2,517	First Republic Bank	218,073

Continued

5

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Banks, continued
2,253	Flushing Financial Corp.	$61,958
322	Franklin Financial Network, Inc.*	10,980
6,070	Fulton Financial Corp.	108,653
1,315	German American Bancorp, Inc.^	46,459
3,017	Glacier Bancorp, Inc.^	118,840
1,035	Great Southern Bancorp, Inc.	53,458
3,353	Great Western Bancorp, Inc.	133,449
3,020	Green BanCorp, Inc.*^	61,306
1,174	Guaranty Bancorp	32,461
3,064	Hancock Holding Co.	151,668
2,408	Hanmi Financial Corp.	73,083
39	Hawthorn Bancshares, Inc.	809
1,375	Heartland Financial USA, Inc.	73,769
2,292	Heritage Financial Corp.	70,594
2,010	Hertiage Commerce Corp.	30,793
5,680	Hilltop Holdings, Inc.	143,874
10,115	Home Bancshares, Inc.^	235,174
1,540	Hometrust Bancshares, Inc.*	39,655
6,189	Hope BanCorp, Inc.	112,949
1,408	Horizon Bancorp	39,142
17,399	Huntington Bancshares, Inc.	253,329
2,202	IBERIABANK Corp.	170,655
1,283	Independent Bank Corp.^	89,618
855	Independent Bank Corp.	19,109
1,288	Independent Bank Group, Inc.	87,069
3,359	International Bancshares Corp.	133,352
12,187	Investors Bancorp, Inc.	169,156
62,748	JPMorgan Chase & Co.	6,710,270
11,909	KeyCorp	240,205
2,859	Lakeland Bancorp, Inc.	55,036
1,656	Lakeland Financial Corp.^	80,299
456	Landmark Bancorp, Inc.	13,224
712	LCNB Corp.	14,560
1,376	LegacyTexas Financial Group, Inc.	58,081
1,145	M&T Bank Corp.	195,784
2,571	Macatawa Bank Corp.	25,710
918	Mackinac Financial Corp.	14,688
1,644	Mainsource Financial Group, Inc.	59,694
2,620	MB Financial, Inc.	116,642
1,869	MBT Financial Corp.	19,811
1,293	Mercantile Bank Corp.	45,733
638	MidWestone Financial Group, Inc.	21,392
570	MutualFirst Financial, Inc.	21,974
1,805	National Bank Holdings Corp.	58,536
514	National Bankshares, Inc.	23,361
2,730	NBT Bancorp, Inc.^	100,464
373	Nicolet Bankshares, Inc.*^	20,418
510	Northrim Bancorp, Inc.^	17,264
511	Norwood Financial Corp.	16,863
3,309	OFG Bancorp	31,105
440	Ohio Valley Banc Corp.	17,776
819	Old Line Bancshares, Inc.	24,111

Shares		Fair Value
Common Stocks, continued
Banks, continued
7,959	Old National Bancorp	$138,885
2,225	Old Second Bancorp, Inc.	30,371
1,951	Opus Bank*^	53,262
638	Orrstown Financial Services, Inc.	16,110
1,205	Pacific Mercantile Bancorp*	10,544
2,125	Pacific Premier Bancorp, Inc.*	85,000
3,233	PacWest Bancorp	162,943
584	Park National Corp.^	60,736
1,165	Peapack-Gladstone Financial Corp.	40,798
364	Penns Woods Bancorp, Inc.	16,955
608	Peoples Bancorp of NC	18,660
1,361	Peoples Bancorp, Inc.	44,396
7,227	People’s United Financial, Inc.	135,145
749	People’s Utah BanCorp	22,695
2,933	Pinnacle Financial Partners, Inc.^	194,458
5,378	PNC Financial Services Group, Inc.	775,991
3,717	Popular, Inc.	131,916
878	Preferred Bank Los Angeles^	51,609
757	Premier Financial Bancorp, Inc.	15,201
2,332	Prosperity Bancshares, Inc.^	163,403
606	QCR Holdings, Inc.	25,967
17,681	Regions Financial Corp.	305,528
2,630	Renasant Co.	107,541
1,417	Republic Bancorp, Inc., Class A	53,874
2,322	S & T Bancorp, Inc.^	92,439
348	Salisbury Bancorp, Inc.	15,625
1,898	Sandy Spring Bancorp, Inc.	74,060
1,879	Seacoast Banking Corp.*	47,370
1,252	Select Bancorp, Inc.*	15,813
2,412	ServisFirst Bancshares, Inc.^	100,098
1,113	Shore Bancshares, Inc.	18,587
1,028	Sierra Bancorp	27,304
933	Signature Bank*	128,064
2,267	Simmons First National Corp., Class A	129,446
2,041	South State Corp.	177,873
2,003	Southern National Bancorp^	32,108
1,127	Southside Bancshares, Inc.	37,957
2,709	State Bank Financial Corp.	80,837
10,054	Sterling Bancorp	247,328
1,432	Stock Yards Bancorp, Inc.^	53,986
557	Summit Financial Group, Inc.	14,660
1,426	Sun Bancorp, Inc.	34,652
4,384	SunTrust Banks, Inc.	283,163
1,716	SVB Financial Group*	401,149
6,676	Synovus Financial Corp.	320,047
8,535	TCF Financial Corp.	174,968
1,633	Texas Capital Bancshares, Inc.*^	145,174
1,121	Tompkins Financial Corp.^	91,193
4,008	TowneBank^	123,246
1,726	TriCo Bancshares	65,346
2,154	Tristate Capital Holdings, Inc.*	49,542
1,220	Triumph BanCorp, Inc.*	38,430

Continued

6

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Banks, continued
4,028	Trustmark Corp.^	$128,332
98	Two River Bancorp	1,777
23,568	U.S. Bancorp	1,262,772
1,755	UMB Financial Corp.^	126,220
8,349	Umpqua Holdings Corp.	173,659
2,871	Union Bankshares Corp.	103,844
3,516	United Bankshares, Inc.^	122,181
3,077	United Community Banks, Inc.	86,587
1,190	United Security Bancshares	13,090
42	Unity Bancorp, Inc.	830
1,914	Univest Corp.^	53,688
8,196	Valley National Bancorp^	91,959
1,496	Veritex Holdings, Inc.*	41,275
1,113	Washington Trust Bancorp	59,267
653	WashingtonFirst Bankshare, Inc.	22,372
3,174	Webster Financial Corp.^	178,252
80,093	Wells Fargo & Co.	4,859,241
2,557	WesBanco, Inc.	103,942
1,062	West Bancorp	26,709
1,687	Westamerica Bancorp^	100,461
5,581	Western Alliance Bancorp*	315,996
2,102	Wintrust Financial Corp.	173,142
83	Xenith Bankshares, Inc.*	2,808
2,669	Zions Bancorp	135,665

		38,498,923

Beverages (1.7%):
466	Boston Beer Co., Inc. (The), Class A*^	89,053
1,935	Brown-Forman Corp., Class A	130,109
4,968	Brown-Forman Corp., Class B	341,153
545	Coca-Cola Bottling Co. Consolidated	117,317
78,353	Coca-Cola Co. (The)	3,594,835
2,550	Constellation Brands, Inc., Class C	582,854
787	Craft Brewers Alliance, Inc.*^	15,110
5,609	Dr Pepper Snapple Group, Inc.	544,410
1,327	MGP Ingredients, Inc.	102,020
2,011	Molson Coors Brewing Co., Class B	165,043
5,703	Monster Beverage Corp.*	360,943
1,132	National Beverage Corp.^	110,302
32,638	PepsiCo, Inc.	3,913,948
876	Primo Water Corp.*^	11,011

		10,078,108

Biotechnology (2.5%):
40,789	AbbVie, Inc.	3,944,704
890	Acadia Pharmaceuticals, Inc.*^	26,798
1,921	Acorda Therapeutics, Inc.*^	41,205
1,278	Alexion Pharmaceuticals, Inc.*	152,836
1,012	Alkermes plc*^	55,387
838	Alnylam Pharmaceuticals, Inc.*^	106,468
12,316	Amgen, Inc.	2,141,752
1,084	Aptevo Therapeutics, Inc.*	4,596
3,928	Biogen Idec, Inc.*	1,251,343
1,108	BioMarin Pharmaceutical, Inc.*	98,800

Shares		Fair Value
Common Stocks, continued
Biotechnology, continued
579	Biospecifics Technologies Corp.*	$25,088
2,623	Bioverativ, Inc.*^	141,432
1,367	Bluebird Bio, Inc.*^	243,463
14,276	Celgene Corp.*	1,489,843
356	Clovis Oncology, Inc.*^	24,208
2,168	Emergent Biosolutions, Inc.*	100,747
1,013	Enanta Pharmaceuticals, Inc.*	59,443
785	Exact Sciences Corp.*^	41,244
4,865	Exelixis, Inc.*	147,896
544	Fibrogen, Inc.*	25,786
33,666	Gilead Sciences, Inc.	2,411,832
966	Incyte Corp.*	91,490
83	Insys Therapeutics, Inc.*^	798
945	Ionis Pharmaceuticals, Inc.*^	47,534
1,605	Juno Therapeutics, Inc.*	73,365
1,605	Karyopharm Therapeutics, Inc.*	15,408
526	Ligand Pharmaceuticals, Inc., Class B*^	72,025
2,391	Mimedx Group, Inc.*^	30,151
1,607	Momenta Pharmaceuticals, Inc.*^	22,418
3,689	Myriad Genetics, Inc.*	126,699
1,067	Neurocrine Biosciences, Inc.*^	82,789
10,235	OPKO Health, Inc.*	50,152
1,317	Otonomy, Inc.*	7,309
9,565	PDL BioPharma, Inc.*^	26,208
1,298	Regeneron Pharmaceuticals, Inc.*	487,996
1,271	Repligen Corp.*^	46,112
1,105	Retrophin, Inc.*	23,282
1,210	Seattle Genetics, Inc.*	64,735
600	Tesaro, Inc.*^	49,722
2,797	United Therapeutics Corp.*	413,816
1,115	Vertex Pharmaceuticals, Inc.*	167,094
1,496	Xencor, Inc.*	32,792

		14,466,766

Building Products (0.7%):
3,264	A.O. Smith Corp.	200,018
3,058	AAON, Inc.^	112,229
2,557	Advanced Drainage Systems, Inc.^	60,984
2,889	Allegion plc	229,849
1,083	American Woodmark Corp.*	141,061
1,885	Apogee Enterprises, Inc.^	86,201
1,778	Armstrong Flooring, Inc.*	30,084
2,857	Armstrong World Industries, Inc.*	172,991
7,785	Builders FirstSource, Inc.*	169,635
2,571	Continental Building Products, Inc.*	72,374
889	Csw Industrials, Inc.*	40,850
4,434	Fortune Brands Home & Security, Inc.	303,463
1,576	Gibraltar Industries, Inc.*	52,008
2,893	Griffon Corp.	58,873
1,209	Insteel Industries, Inc.^	34,239
6,099	Johnson Controls International plc	232,433
1,118	Lennox International, Inc.^	232,835
6,980	Masco Corp.	306,700

Continued

7

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Building Products, continued
1,451	Masonite International Corp.*	$107,592
3,362	NCI Building Systems, Inc.*	64,887
7,118	Owens Corning, Inc.	654,428
1,648	Patrick Industries, Inc.*^	114,454
3,615	PGT, Inc.*	60,913
3,674	Ply Gem Holdings, Inc.*	67,969
1,925	Quanex Building Products Corp.	45,045
2,822	Simpson Manufacturing Co., Inc.	162,011
1,844	Trex Co., Inc.*	199,871
3,399	Universal Forest Products, Inc.	127,870
7,225	USG Corp.*^	278,596

		4,420,463

Capital Markets (2.7%):
1,453	Affiliated Managers Group, Inc.	298,228
2,626	Ameriprise Financial, Inc.	445,028
2,502	Artisan Partners Asset Management, Inc., Class A	98,829
17,563	Bank of New York Mellon Corp. (The)	945,943
18,671	BGC Partners, Inc., Class A	282,119
1,844	BlackRock, Inc., Class A	947,281
3,218	CBOE Holdings, Inc.	400,931
11,820	Charles Schwab Corp. (The)	607,193
2,686	CME Group, Inc.	392,290
2,934	Cohen & Steers, Inc.^	138,749
190	Diamond Hill Investment Group	39,265
1,417	Donnelley Financial Solutions, Inc.*	27,617
5,873	E*TRADE Financial Corp.*	291,125
3,647	Eaton Vance Corp.	205,654
1,360	FactSet Research Systems, Inc.^	262,154
6,954	Federated Investors, Inc., Class B^	250,900
2,662	Financial Engines, Inc.^	80,659
5,134	Franklin Resources, Inc.	222,456
3,237	Gain Capital Holdings, Inc.^	32,370
388	GAMCO Investors, Inc., Class A	11,504
4,352	Goldman Sachs Group, Inc. (The)	1,108,715
1,743	Greenhill & Co., Inc.	33,989
211	Hennessy Advisors, Inc.	3,490
1,166	Houlihan Lokey, Inc.	52,971
5,199	Interactive Brokers Group, Inc., Class A^	307,833
8,355	Intercontinental Exchange, Inc.	589,529
1,643	INTL FCStone, Inc.*	69,877
13,284	Invesco, Ltd.	485,397
2,572	Investment Technology Group, Inc.	49,511
4,134	Janus Henderson Group plc	158,167
10,552	Ladenburg Thalmann Financial Services, Inc.	33,344
3,497	Lazard, Ltd., Class A	183,593
2,912	Legg Mason, Inc.^	122,246
7,804	LPL Financial Holdings, Inc.	445,921
937	MarketAxess Holdings, Inc.^	189,040
1,429	Moelis & Co., Class A	69,307
2,964	Moody’s Corp.	437,516
18,789	Morgan Stanley	985,859
2,689	Morningstar, Inc.	260,752

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
2,951	MSCI, Inc., Class A	$373,420
5,365	NASDAQ OMX Group, Inc. (The)	412,193
3,267	Northern Trust Corp.	326,341
3,965	Om Asset Management plc	66,414
1,024	Oppenheimer Holdings, Class A^	27,443
940	PJT Partners, Inc.^	42,864
1,113	Pzena Investment Management, Inc.	11,876
4,478	Raymond James Financial, Inc.	399,885
6,081	S&P Global, Inc.	1,030,120
1,544	Safeguard Scientifics, Inc.*	17,293
3,967	SEI Investments Co.	285,069
660	Silvercrest Asset Management Group, Inc., Class A^	10,593
3,608	State Street Corp.	352,177
2,242	Stifel Financial Corp.	133,534
6,118	T. Rowe Price Group, Inc.^	641,962
4,755	TD Ameritrade Holding Corp.	243,123
1,429	Virtu Financial, Inc.	26,151
438	Virtus Investment Partners, Inc.	50,392
7,585	Waddell & Reed Financial, Inc., Class A^	169,449
425	Westwood Holdings, Inc.	28,139
7,874	WisdomTree Investments, Inc.	98,819

		16,314,609

Chemicals (3.0%):
2,215	A. Schulman, Inc.	82,509
1,306	Advansix, Inc.*	54,943
2,247	Air Products & Chemicals, Inc.	368,688
1,269	Albemarle Corp.^	162,292
2,318	American Vanguard Corp.	45,549
2,194	Ashland Global Holdings, Inc.	156,213
3,752	Axalta Coating Systems, Ltd.*	121,415
1,338	Balchem Corp.	107,843
3,293	Cabot Corp.	202,816
4,019	Calgon Carbon Corp.^	85,605
3,943	Celanese Corp., Series A	422,216
4,613	CF Industries Holdings, Inc.	196,237
691	Chase Corp.	83,266
4,033	Chemours Co. (The)	201,892
578	Core Molding Technologies, Inc.	12,543
45,524	DowDuPont, Inc.	3,242,218
8,309	Eastman Chemical Co.	769,746
4,958	Ecolab, Inc.	665,264
5,990	Ferro Corp.*	141,304
2,595	FMC Corp.	245,643
3,222	Futurefuel Corp.	45,398
1,756	GCP Applied Technologies, Inc.*	56,016
3,095	H.B. Fuller Co.	166,728
702	Hawkins, Inc.	24,710
20,298	Huntsman Corp.	675,720
2,062	Ingevity Corp.*	145,309
1,620	Innophos Holdings, Inc.	75,703
1,633	Innospec, Inc.	115,290
1,701	International Flavor & Fragrances, Inc.	259,590

Continued

8

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
14,982	Intrepid Potash, Inc.*	$71,314
743	KMG Chemicals, Inc.	49,097
783	Koppers Holdings, Inc.*	39,855
2,348	Kraton Performance Polymers, Inc.*	113,103
4,741	Kronos Worldwide, Inc.^	122,176
1,233	LSB Industries, Inc.*	10,801
8,643	Lyondellbasell Industries NV	953,495
2,216	Minerals Technologies, Inc.	152,572
10,517	Monsanto Co.	1,228,175
5,492	Mosaic Co. (The)	140,925
703	NewMarket Corp.	279,365
8,796	Olin Corp.	312,962
2,346	Omnova Solutions, Inc.*	23,460
14,316	Platform Speciality Products Corp.*	142,015
6,775	PolyOne Corp.	294,713
5,194	PPG Industries, Inc.	606,763
7,814	Praxair, Inc.	1,208,670
606	Quaker Chemical Corp.	91,379
1,835	Rayonier Advanced Materials, Inc.	37,526
3,781	RPM International, Inc.	198,200
3,059	Scotts Miracle-Gro Co. (The)^	327,282
1,354	Sensient Technologies Corp.	99,045
1,907	Sherwin Williams Co.	781,946
1,689	Stepan Co.	133,380
1,627	Trecora Resources*^	21,965
1,070	Tredegar Corp.	20,544
3,102	Trinseo SA	225,205
4,906	Tronox, Ltd., Class A	100,622
6,023	Valvoline, Inc.	150,936
3,026	W.R. Grace & Co.	212,213
1,636	Westlake Chemical Corp.	174,283

		17,256,653

Commercial Services & Supplies (1.0%):
3,793	ABM Industries, Inc.^	143,072
9,093	ACCO Brands Corp.*	110,935
4,271	ARC Document Solutions, Inc.*	10,891
2,684	Brady Corp., Class A	101,724
3,041	Brink’s Co. (The)	239,327
1,886	Casella Waste Systems, Inc.*	43,416
2,003	CECO Environmental Corp.	10,275
3,058	Cintas Corp.	476,527
4,474	Clean Harbors, Inc.*	242,491
6,839	Copart, Inc.*^	295,376
7,746	Covanta Holding Corp.^	130,907
3,160	Deluxe Corp.^	242,814
1,613	Ennis, Inc.	33,470
2,517	Essendant, Inc.	23,333
2,148	Healthcare Services Group, Inc.^	113,243
1,042	Heritage-Crystal Clean, Inc.*	22,664
4,520	Herman Miller, Inc.	181,026
2,671	HNI Corp.	103,020
3,095	InnerWorkings, Inc.*	31,043

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies, continued
4,002	Interface, Inc.	$100,650
5,972	KAR Auction Services, Inc.	301,646
2,829	Kimball International, Inc., Class B	52,817
3,654	Knoll, Inc.	84,188
1,417	LSC Communications, Inc.	21,468
1,875	Matthews International Corp., Class A	99,000
2,011	McGrath Rentcorp	94,477
2,641	Mobile Mini, Inc.	91,115
1,366	MSA Safety, Inc.	105,892
1,003	Multi-Color Corp.^	75,075
1,552	NL Industries, Inc.*^	22,116
11,428	Pitney Bowes, Inc.	127,765
2,606	Quad Graphics, Inc.	58,896
5,673	Republic Services, Inc., Class A	383,551
4,705	Rollins, Inc.^	218,924
2,114	RR Donnelley & Sons Co.	19,660
1,467	SP Plus Corp.*	54,426
5,403	Steelcase, Inc., Class A^	82,126
1,563	Stericycle, Inc.*^	106,268
1,534	Team, Inc.*^	22,857
3,363	Tetra Tech, Inc.	161,928
542	UniFirst Corp.	89,376
1,309	US Ecology, Inc.^	66,759
1,003	Viad Corp.	55,566
824	Vse Corp.	39,906
10,317	Waste Management, Inc.	890,356

		5,982,362

Communications Equipment (1.1%):
2,109	ADTRAN, Inc.^	40,809
752	Applied Optoelectronics, Inc.*^	28,441
976	Arista Networks, Inc.*	229,926
8,194	ARRIS International plc*	210,504
550	Bel Fuse, Inc., Class B	13,846
1,000	Black Box Corp.	3,550
1,157	CalAmp Corp.*^	24,795
2,202	Calix, Inc.*^	13,102
7,195	Ciena Corp.*	150,591
69,484	Cisco Systems, Inc.	2,661,238
6,102	CommScope Holding Co., Inc.*	230,839
316	Communications Systems, Inc.	1,150
1,822	Comtech Telecommunications Corp.	40,303
1,262	Digi International, Inc.*	12,052
1,548	EchoStar Corp., Class A*	92,725
1,189	EMCORE Corp.*	7,669
2,598	Extreme Networks, Inc.*	32,527
1,778	F5 Networks, Inc.*	233,309
5,961	Finisar Corp.*^	121,306
7,060	Harmonic, Inc.*^	29,652
3,291	Harris Corp.	466,170
7,816	Infinera Corp.*	49,475
2,791	InterDigital, Inc.^	212,535
12,452	Juniper Networks, Inc.	354,882

Continued

9

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Communications Equipment, continued
909	KVH Industries, Inc.*	$9,408
1,310	Lumentum Holdings, Inc.*^	64,059
3,350	Motorola Solutions, Inc.^	302,639
1,304	NETGEAR, Inc.*^	76,610
4,932	NetScout Systems, Inc.*^	150,179
3,507	Oclaro, Inc.*^	23,637
686	Palo Alto Networks, Inc.*	99,429
1,949	Plantronics, Inc.	98,191
1,714	Ribbon Communications, Inc.*	13,249
2,348	Ubiquiti Networks, Inc.*^	166,755
2,004	ViaSat, Inc.*^	149,999
8,628	Viavi Solutions, Inc.*	75,409

		6,490,960

Construction & Engineering (0.4%):
5,468	Aecom Technology Corp.*	203,136
800	Aegion Corp.*^	20,344
2,172	Ameresco, Inc., Class A*	18,679
1,245	Argan, Inc.	56,025
4,618	Chicago Bridge & Iron Co. NV	74,535
2,767	Comfort Systems USA, Inc.	120,780
2,560	Dycom Industries, Inc.*^	285,260
4,493	Emcor Group, Inc.	367,302
2,610	Fluor Corp.	134,807
1,265	Granite Construction, Inc.^	80,239
1,221	IES Holdings, Inc.*	21,062
2,447	Jacobs Engineering Group, Inc.	161,404
8,226	KBR, Inc.	163,122
3,504	MasTec, Inc.*^	171,521
1,578	MYR Group, Inc.*	56,382
574	NV5 Holdings, Inc.*^	31,082
2,101	Orion Marine Group, Inc.*	16,451
4,194	Primoris Services Corp.^	114,035
6,487	Quanta Services, Inc.*	253,707
2,791	Tutor Perini Corp.*^	70,752
928	Valmont Industries, Inc.	153,909

		2,574,534

Construction Materials (0.2%):
2,807	Eagle Materials, Inc., Class A	318,033
1,291	Martin Marietta Materials, Inc.	285,363
2,827	Summit Materials, Inc., Class A*	88,881
1,308	U.S. Concrete, Inc.*^	109,414
353	U.S. Lime & Minerals, Inc.	27,216
2,476	Vulcan Materials Co.	317,844

		1,146,751

Consumer Finance (1.1%):
20,883	Ally Financial, Inc.	608,948
15,815	American Express Co.	1,570,588
144	Asta Funding, Inc.*	1,066
6,037	Capital One Financial Corp.	601,164
1,912	Consumer Portfolio Services, Inc.*	7,935
1,240	Credit Acceptance Corp.*^	401,115

Shares		Fair Value
Common Stocks, continued
Consumer Finance, continued
10,034	Discover Financial Services	$771,815
868	Encore Capital Group, Inc.*^	36,543
1,910	Enova International, Inc.*	29,032
3,948	EZCORP, Inc., Class A*^	48,166
2,171	Firstcash, Inc.	146,434
2,785	Green Dot Corp., Class A*	167,824
17,319	LendingClub Corp.*^	71,527
14,392	Navient Corp.	191,701
2,328	Nelnet, Inc., Class A	127,528
750	Nicholas Financial, Inc.*	6,600
5,999	Onemain Holdings, Inc.*	155,914
1,661	PRA Group, Inc.*	55,145
960	Regional Mgmt Corp.*^	25,258
19,000	Santander Consumer USA Holdings, Inc.	353,780
26,909	SLM Corp.*	304,072
19,518	Synchrony Financial	753,590
505	World Acceptance Corp.*^	40,764

		6,476,509

Containers & Packaging (0.8%):
2,903	AptarGroup, Inc.	250,471
3,708	Avery Dennison Corp.	425,900
8,374	Ball Corp.^	316,956
7,485	Bemis Co., Inc.	357,708
4,966	Berry Global Group, Inc.*	291,355
4,226	Crown Holdings, Inc.*	237,713
25,959	Graphic Packaging Holding Co.	401,067
1,930	Greif, Inc., Class A	116,919
1,110	Greif, Inc., Class B	76,979
8,689	International Paper Co.	503,440
2,608	Myers Industries, Inc.	50,856
9,463	Owens-Illinois, Inc.*	209,795
3,431	Packaging Corp. of America	413,607
5,656	Sealed Air Corp.	278,841
9,148	Silgan Holdings, Inc.^	268,860
5,379	Sonoco Products Co.^	285,840
538	UFP Technologies, Inc.*	14,956
4,190	WestRock Co.	264,850

		4,766,113

Distributors (0.2%):
3,074	Core Markt Holdngs Co., Inc.	97,077
5,041	Genuine Parts Co.	478,945
13,291	LKQ Corp.*	540,545
2,023	Pool Corp.	262,282
811	Weyco Group, Inc.^	24,103

		1,402,952

Diversified Consumer Services (0.4%):
2,913	Adtalem Global Education, Inc.*^	122,492
1,304	American Public Education, Inc.*	32,665
273	Ascent Capital Group, Inc.*^	3,137
3,117	Bright Horizons Family Solutions, Inc.*	292,998
3,401	Cambium Learning Group, Inc.*	19,318

Continued

10

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Diversified Consumer Services, continued
918	Capella Education Co.	$71,053
5,222	Career Education Corp.*	63,082
1,464	Carriage Services, Inc.^	37,639
506	Collectors Universe, Inc.	14,492
270	Graham Holdings Co., Class B	150,755
2,721	Grand Canyon Education, Inc.*	243,611
8,744	H&R Block, Inc.^	229,268
5,384	Houghton Mifflin Harcourt Co.*	50,071
2,988	K12, Inc.*	47,509
482	Liberty Tax, Inc.	5,302
2,211	National American University Holdings, Inc.	3,095
1,309	Regis Corp.*	20,106
6,510	Service Corp. International^	242,953
4,541	ServiceMaster Global Holdings, Inc.*	232,817
2,193	Sotheby’s*^	113,159
622	Strayer Education, Inc.	55,719
1,696	Universal Technical Institute, Inc.*	4,070
1,419	Weight Watchers International, Inc.*	62,833

		2,118,144

Diversified Financial Services (0.7%):
17,209	Berkshire Hathaway, Inc., Class B*	3,411,167
3,604	Cannae Holdings, Inc.*	61,376
6,246	Leucadia National Corp.	165,457
974	Marlin Business Services, Inc.	21,818
2,411	NewStar Financial, Inc.(a)	1,302
1,763	PICO Holdings, Inc.^	22,566
1,767	Tiptree Financial, Inc., Class A^	10,514
2,777	Voya Financial, Inc.	137,378

		3,831,578

Diversified Telecommunication Services (2.3%):
168,517	AT&T, Inc.	6,551,942
1,019	ATN International, Inc.	56,310
34,597	CenturyLink, Inc.	577,078
2,524	Cincinnati Bell, Inc.*	52,625
3,023	Cogent Communications Group, Inc.^	136,942
4,558	Consolidated Communications Holdings, Inc.	55,562
1,573	Frontier Communications Corp.^	10,633
3,714	General Communication, Inc., Class A*	144,920
815	Hawaiian Telcom Holdco, Inc.*	25,151
1,994	IDT Corp.	21,136
5,557	Iridium Communications, Inc.*	65,573
4,045	Orbcomm, Inc.*^	41,178
97,094	Verizon Communications, Inc.	5,139,186
9,821	Vonage Holdings Corp.*	99,880
13,718	Windstream Holdings, Inc.^	25,378
4,273	Zayo Group Holdings, Inc.*	157,246

		13,160,740

Electric Utilities (1.4%):
2,450	ALLETE, Inc.	182,182
4,490	Alliant Energy Corp.	191,319
6,289	American Electric Power Co., Inc.	462,682

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
1,163	Avangrid, Inc.^	$58,825
9,261	Duke Energy Corp.	778,943
5,622	Edison International	355,535
1,593	El Paso Electric Co.	88,173
2,217	Entergy Corp.	180,442
4,208	Eversource Energy	265,861
16,319	Exelon Corp.	643,132
9,633	FirstEnergy Corp.	294,962
1,272	Genie Energy, Ltd., Class B	5,546
3,510	Great Plains Energy, Inc.	113,162
4,681	Hawaiian Electric Industries, Inc.^	169,218
2,156	IDACORP, Inc.	196,972
1,626	MGE Energy, Inc.	102,601
7,731	NextEra Energy, Inc.	1,207,504
4,016	OGE Energy Corp.	132,167
2,284	Otter Tail Power Co.	101,524
7,605	PG&E Corp.	340,932
2,939	Pinnacle West Capital Corp.	250,344
3,355	PNM Resources, Inc.	135,710
4,369	Portland General Electric Co.	199,139
11,330	PPL Corp.	350,664
10,893	Southern Co. (The)	523,844
5,818	Westar Energy, Inc.	307,190
8,857	Xcel Energy, Inc.	426,110

		8,064,683

Electrical Equipment (0.7%):
908	Acuity Brands, Inc.^	159,808
926	Allied Motion Technologies, Inc.	30,641
4,962	AMETEK, Inc.	359,596
1,175	AZZ, Inc.^	60,043
1,657	Babcock & Wilcox Enterprises, Inc.*	9,412
6,086	Eaton Corp. plc	480,855
10,732	Emerson Electric Co.	747,912
1,159	Encore Wire Corp.	56,385
2,195	EnerSys	152,838
4,065	Generac Holdings, Inc.*^	201,299
3,673	General Cable Corp.^	108,721
1,311	Global Power Equipment Group, Inc.*^	5,205
2,129	Hubbell, Inc.	288,139
1,831	LSI Industries, Inc.	12,597
606	Powell Industries, Inc.	17,362
415	Power Solutions International, Inc.*	3,113
400	Preformed Line Products Co.	28,420
2,269	Regal-Beloit Corp.	173,805
2,440	Rockwell Automation, Inc.	479,094
6,152	Sensata Technologies Holding NV*	314,429
1,298	Thermon Group Holdings, Inc.*	30,724

		3,720,398

Electronic Equipment, Instruments & Components (1.5%):
6,427	Amphenol Corp., Class A	564,290
1,693	Anixter International, Inc.*	128,668

Continued

11

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
2,934	Arrow Electronics, Inc.*	$235,923
3,685	Avnet, Inc.	146,000
4,886	AVX Corp.^	84,528
1,734	Badger Meter, Inc.^	82,885
2,425	Belden, Inc.^	187,137
3,078	Benchmark Electronics, Inc.*	89,570
5,330	CDW Corp.	370,382
4,824	Cognex Corp.	295,036
707	Coherent, Inc.*	199,530
1,010	Control4 Corp.*	30,058
13,159	Corning, Inc.	420,956
1,576	CTS Corp.	40,582
1,747	CUI Global, Inc.*	4,804
2,838	Daktronics, Inc.	25,911
2,277	Dolby Laboratories, Inc., Class A	141,174
2,339	Electro Scientific Industries, Inc.*	50,125
876	ePlus, Inc.*	65,875
2,177	Fabrinet*^	62,480
1,007	FARO Technologies, Inc.*	47,329
25,202	Flextronics International, Ltd.*	453,384
7,918	FLIR Systems, Inc.	369,137
640	Frequency Electronics, Inc.*	5,990
3,548	II-VI, Inc.*^	166,579
1,676	Insight Enterprises, Inc.*	64,174
2,100	IPG Photonics Corp.*	449,672
1,595	Itron, Inc.*	108,779
14,490	Jabil, Inc.	380,363
3,410	KEMET Corp.*^	51,355
3,261	Keysight Technologies, Inc.*	135,658
1,603	Kimball Electronics, Inc.*	29,255
5,037	Knowles Corp.*^	73,842
736	Littlelfuse, Inc.	145,596
214	Mesa Labs, Inc.^	26,600
2,290	Methode Electronics, Inc., Class A	91,829
915	MTS Systems Corp.	49,136
4,833	National Instruments Corp.	201,198
1,955	Novanta, Inc.*	97,750
894	OSI Systems, Inc.*	57,556
953	Park Electrochemical Corp.^	18,726
1,445	PC Connection, Inc.	37,873
1,087	PCM, Inc.*^	10,761
772	Perceptron, Inc.*	7,527
1,691	Plexus Corp.*	102,678
1,193	Rogers Corp.*	193,171
4,140	Sanmina Corp.*	136,620
1,757	ScanSource, Inc.*	62,901
2,996	SYNNEX Corp.	407,306
6,195	TE Connectivity, Ltd.	588,773
1,453	Tech Data Corp.*	142,350
2,955	Trimble Navigation, Ltd.*	120,091
6,321	TTM Technologies, Inc.*^	99,050
782	Universal Display Corp.	135,012

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
5,185	VeriFone Systems, Inc.*	$91,826
7,620	Vishay Intertechnology, Inc.^	158,115
3,268	Zebra Technologies Corp., Class A*	339,218

		8,883,094

Energy Equipment & Services (0.7%):
4,151	Archrock, Inc.	43,586
6,549	Baker Hughes	207,210
1,913	Core Laboratories NV	209,569
5,986	Diamond Offshore Drilling, Inc.*	111,280
2,169	Dril-Quip, Inc.*^	103,461
9,400	Ensco plc, Class A, ADR^	55,554
1,558	Era Group, Inc.*	16,749
2,010	Exterran Corp.*	63,194
6,125	Forum Energy Technologies, Inc.*^	95,244
4,200	Frank’s International NV	27,930
760	Geospace Technologies Corp.*^	9,857
1,086	Gulf Island Fabrication, Inc.^	14,580
4,010	Halliburton Co.	195,969
7,826	Helix Energy Solutions Group, Inc.*	59,008
2,127	Helmerich & Payne, Inc.	137,489
1,750	Matrix Service Co.*	31,150
13,741	McDermott International, Inc.*^	90,416
13,067	Nabors Industries, Ltd.	89,248
5,324	National-Oilwell Varco, Inc.^	191,770
935	Natural Gas Services Group*	24,497
4,799	Newpark Resources, Inc.*^	41,271
12,057	Noble Corp. plc*	54,498
4,818	Oceaneering International, Inc.^	101,853
3,066	Oil States International, Inc.*^	86,768
9,357	Parker Drilling Co.*	9,357
6,531	Patterson-UTI Energy, Inc.	150,278
974	PHI, Inc.*	11,269
3,744	Pioneer Energy Services Corp.*	11,419
5,837	Rowan Cos. plc, Class A*^	91,407
4,475	RPC, Inc.^	114,247
10,807	Schlumberger, Ltd.	728,283
491	SEACOR Holdings, Inc.^	22,694
493	SEACOR Marine Holdings, Inc.*^	5,768
6,258	Superior Energy Services, Inc.*	60,265
6,132	Technipfmc plc	191,992
4,086	TETRA Technologies, Inc.*	17,447
14,584	Transocean, Ltd.*	155,757
2,677	U.S. Silica Holdings, Inc.^	87,163
2,800	Unit Corp.*^	61,600
31,453	Weatherford International plc*^	131,159

		3,912,256

Food & Staples Retailing (1.7%):
2,460	Casey’s General Stores, Inc.^	275,372
1,143	Chefs’ Warehouse, Inc.*^	23,432
8,854	Costco Wholesale Corp.	1,647,906
22,272	CVS Health Corp.	1,614,720

Continued

12

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
1,267	Ingles Markets, Inc., Class A	$43,838
23,020	Kroger Co. (The)	631,899
1,720	Natural Grocers by Vitamin Cottage, Inc.*	15,360
1,409	Performance Food Group Co.*	46,638
1,261	PriceSmart, Inc.^	108,572
27,665	Rite Aid Corp.*	54,500
71	Smart & Final Stores, Inc.*	607
1,100	SpartanNash Co.	29,348
5,794	Sprouts Farmers Market, Inc.*^	141,084
2,287	SUPERVALU, Inc.*	49,399
11,741	Sysco Corp.	713,031
1,610	The Andersons, Inc.	50,152
3,347	United Natural Foods, Inc.*^	164,907
738	Village Super Market, Inc., Class A^	16,922
12,414	Walgreens Boots Alliance, Inc.	901,505
32,066	Wal-Mart Stores, Inc.	3,166,517
2,107	Weis Markets, Inc.^	87,209

		9,782,918

Food Products (1.5%):
5,425	Archer-Daniels-Midland Co.	217,434
3,898	B&G Foods, Inc.^	137,015
10,796	Blue Buffalo Pet Products, Inc.*^	354,001
2,204	Bunge, Ltd.	147,844
808	Calavo Growers, Inc.^	68,195
1,799	Cal-Maine Foods, Inc.*	79,966
5,711	Campbell Soup Co.^	274,756
5,964	ConAgra Foods, Inc.	224,664
7,458	Darling International, Inc.*	135,214
5,447	Dean Foods Co.^	62,967
1,004	Farmer Brothers Co.*	32,279
10,433	Flowers Foods, Inc.^	201,461
2,396	Fresh Del Monte Produce, Inc.^	114,217
13,416	General Mills, Inc.^	795,434
3,802	Hain Celestial Group, Inc.*	161,167
3,160	Hershey Co. (The)	358,692
5,718	Hormel Foods Corp.^	208,078
3,555	Hostess Brands, Inc.*^	52,650
3,197	Ingredion, Inc.	446,941
576	J & J Snack Foods Corp.	87,454
3,807	JM Smucker Co. (The)^	472,982
300	John B Sanfilippo And Son, Inc.^	18,975
6,185	Kellogg Co.^	420,456
5,414	Kraft Heinz Co. (The)	420,993
3,986	Lamb Weston Holding, Inc.	225,010
1,462	Lancaster Colony Corp.	188,905
1,028	Landec Corp.*^	12,953
3,335	McCormick & Co.	339,870
389	McCormick & Co., Inc.	39,231
12,543	Mondelez International, Inc., Class A	536,839
4,222	Pilgrim’s Pride Corp.*^	131,135
2,962	Pinnacle Foods, Inc.	176,150
3,793	Post Holdings, Inc.*	300,519

Shares		Fair Value
Common Stocks, continued
Food Products, continued
1,626	Sanderson Farms, Inc.^	$225,656
34	Seaboard Corp.	149,940
677	Seneca Foods Corp., Class A*	20,818
2,814	Snyders-Lance, Inc.^	140,925
1,737	Tootsie Roll Industries, Inc.^	63,227
2,148	TreeHouse Foods, Inc.*^	106,240
7,386	Tyson Foods, Inc., Class A	598,782

		8,750,035

Gas Utilities (0.3%):
1,751	Atmos Energy Corp.	150,393
900	Chesapeake Utilities Corp.	70,695
3,236	National Fuel Gas Co.	177,689
2,643	New Jersey Resources Corp.	106,249
1,671	Northwest Natural Gas Co.^	99,675
2,227	ONE Gas, Inc.	163,150
232	RGC Resources, Inc.	6,283
2,958	South Jersey Industries, Inc.	92,378
2,850	Southwest Gas Corp.	229,368
2,233	Spire, Inc.^	167,810
3,695	UGI Corp.	173,480
2,516	WGL Holdings, Inc.	215,973

		1,653,143

Health Care Equipment & Supplies (1.7%):
1,143	Abaxis, Inc.^	56,601
15,097	Abbott Laboratories	861,586
886	ABIOMED, Inc.*	166,045
2,269	Accuray, Inc.*^	9,757
2,170	Align Technology, Inc.*	482,152
703	Analogic Corp.	58,876
2,726	AngioDynamics, Inc.*	45,333
1,103	Anika Therapeutics, Inc.*^	59,463
115	Atrion Corp.	72,519
4,834	Baxter International, Inc.	312,470
2,427	Becton, Dickinson & Co.	519,459
7,099	Boston Scientific Corp.*	175,984
2,008	Cantel Medical Corp.	206,563
1,289	CONMED Corp.	65,700
1,052	Cooper Cos., Inc. (The)	229,210
1,619	CryoLife, Inc.*	31,004
4,911	Danaher Corp.	455,839
2,748	DENTSPLY SIRONA, Inc.	180,901
693	Dexcom, Inc.*^	39,771
3,351	Edwards Lifesciences Corp.*	377,691
1,052	Exactech, Inc.*	52,021
1,966	Globus Medical, Inc., Class A*^	80,803
2,246	Haemonetics Corp.*	130,448
2,733	Halyard Health, Inc.*^	126,210
2,939	Hill-Rom Holdings, Inc.	247,728
9,284	Hologic, Inc.*	396,891
508	ICU Medical, Inc.*	109,728
1,958	IDEXX Laboratories, Inc.*	306,192
433	Inogen, Inc.*	51,562

Continued

13

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
2,057	Integer Holdings Corp.*	$93,182
2,832	Integra LifeSciences Holdings Corp.*^	135,540
1,248	Intuitive Surgical, Inc.*	455,445
2,327	Invacare Corp.^	39,210
1,705	Lantheus Holdings, Inc.*	34,867
1,209	LeMaitre Vascular, Inc.^	38,495
1,168	LivaNova plc*^	93,347
2,823	Masimo Corp.*^	239,390
10,918	Medtronic plc	881,629
3,164	Meridian Bioscience, Inc.^	44,296
2,318	Merit Medical Systems, Inc.*	100,138
952	Natus Medical, Inc.*^	36,366
603	Neogen Corp.*	49,573
1,849	NuVasive, Inc.*	108,148
481	Nuvectra Corp.*	3,733
2,383	OraSure Technologies, Inc.*	44,943
1,074	Orthofix International NV*	58,748
700	Quidel Corp.*^	30,345
3,426	ResMed, Inc.^	290,148
3,310	RTI Surgical, Inc.*	13,571
624	SeaSpine Holdings Corp.*	6,315
1,649	STERIS plc	144,238
4,858	Stryker Corp.	752,213
950	Teleflex, Inc.	236,379
227	Utah Medical Products, Inc.	18,478
2,284	Varex Imaging Corp.*^	91,748
2,117	Varian Medical Systems, Inc.*	235,305
1,157	West Pharmaceutical Services, Inc.	114,161
1,714	Zimmer Holdings, Inc.	206,828

		10,505,286

Health Care Providers & Services (2.8%):
4,796	Acadia Healthcare Co., Inc.*^	156,493
1,958	Aceto Corp.	20,226
634	Addus HomeCare Corp.*	22,063
3,648	Aetna, Inc.	658,063
766	Almost Family, Inc.*	42,398
801	Amedisys, Inc.*	42,221
1,839	AmerisourceBergen Corp.	168,857
3,501	AMN Healthcare Services, Inc.*^	172,424
3,808	Anthem, Inc.	856,838
9,264	Brookdale Senior Living, Inc.*	89,861
7,103	Cardinal Health, Inc.	435,201
5,547	Centene Corp.*	559,581
785	Chemed Corp.^	190,771
4,823	Cigna Corp.	979,503
1,442	Civitas Solutions, Inc.*	24,658
7,171	Community Health Systems, Inc.*^	30,548
1,253	CorVel Corp.*	66,284
1,177	Cross Country Healthcare, Inc.*	15,019
9,186	DaVita, Inc.*	663,689
2,090	Diplomat Pharmacy, Inc.*^	41,946
3,058	Ensign Group, Inc. (The)^	67,888

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
3,015	Envision Healthcare Corp.*^	$104,198
15,898	Express Scripts Holding Co.*	1,186,627
784	Five Star Quality Care, Inc.*	1,176
2,639	Hanger Orthopedic Group, Inc.*^	41,564
4,541	HCA Holdings, Inc.*	398,881
1,272	HealthEquity, Inc.*^	59,352
6,210	HealthSouth Corp.	306,836
3,972	Henry Schein, Inc.*^	277,563
2,247	Humana, Inc.	557,413
2,629	InfuSystems Holdings, Inc.*	6,047
4,876	Kindred Healthcare, Inc.	47,297
4,425	Laboratory Corp. of America Holdings*	705,832
1,326	LHC Group, Inc.*	81,218
3,038	LifePoint Hospitals, Inc.*	151,292
2,025	Magellan Health Services, Inc.*	195,514
4,913	McKesson Corp.	766,182
3,346	MEDNAX, Inc.*	178,810
1,848	Molina Healthcare, Inc.*^	141,705
1,075	National Healthcare Corp.	65,511
1,219	National Research Corp.^	45,469
4,172	Owens & Minor, Inc.^	78,767
4,695	Patterson Cos., Inc.^	169,630
2,269	Premier, Inc., Class A*^	66,232
835	Providence Service Corp.*	49,549
7,179	Quest Diagnostics, Inc.	707,060
2,317	Quorum Health Corp.*	14,458
2,518	RadNet, Inc.*	25,432
9,791	Select Medical Holdings Corp.*	172,811
2,133	Surgery Partners, Inc.*^	25,809
3,992	Tenet Healthcare Corp.*	60,519
2,040	Tivity Health, Inc.*^	74,562
1,240	Triple-S Management Corp., Class B*	30,814
937	U.S. Physical Therapy, Inc.	67,651
16,191	UnitedHealth Group, Inc.	3,569,468
4,862	Universal Health Services, Inc., Class B	551,108
1,609	WellCare Health Plans, Inc.*	323,586

		16,610,475

Health Care Technology (0.2%):
8,432	Allscripts Healthcare Solutions, Inc.*	122,686
1,052	athenahealth, Inc.*^	139,958
5,336	Cerner Corp.*	359,593
339	Computer Programs & Systems, Inc.	10,187
648	Evolent Health, Inc., Class A*^	7,970
1,357	HealthStream, Inc.*	31,428
4,954	HMS Holdings Corp.*	83,970
644	Medidata Solutions, Inc.*^	40,810
1,095	Omnicell, Inc.*	53,108
2,464	Quality Systems, Inc.*	33,461
1,747	Simulations Plus, Inc.	28,127
1,810	Veeva Systems, Inc., Class A*	100,057

		1,011,355

Continued

14

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure (2.6%):
10,056	Aramark Holdings Corp.	$429,793
2,451	BBX Capital Corp.	19,534
4,464	Belmond, Ltd., Class A*^	54,684
67	Biglari Holdings, Inc.*	27,765
1,927	BJ’s Restaurants, Inc.^	70,143
3,939	Bloomin’ Brands, Inc.^	84,058
836	Bob Evans Farms, Inc.	65,894
541	Bojangles’, Inc.*^	6,384
1,441	Bravo Brio Restaurant Group, Inc.*	3,603
2,887	Brinker International, Inc.	112,131
1,469	Buffalo Wild Wings, Inc.*^	229,678
4,600	Caesars Entertainment Corp.*	58,190
4,851	Carnival Corp., Class A	321,961
2,943	Carrols Restaurant Group, Inc.*	35,757
1,723	Century Casinos, Inc.*	15,731
2,997	Cheesecake Factory, Inc. (The)^	144,395
140	Chipotle Mexican Grill, Inc.*^	40,464
3,153	Choice Hotels International, Inc.	244,673
1,178	Chuy’s Holdings, Inc.*^	33,043
1,626	Cracker Barrel Old Country Store, Inc.^	258,355
3,827	Darden Restaurants, Inc.	367,469
2,412	Dave & Buster’s Entertainment, Inc.*^	133,070
1,574	Del Frisco’s Restaurant Group, Inc.*	24,004
2,144	del Taco Restaurants, Inc.*	25,985
4,856	Denny’s Corp.*^	64,293
1,558	DineEquity, Inc.	79,037
1,096	Domino’s Pizza, Inc.^	207,100
4,546	Dunkin’ Brands Group, Inc.	293,081
1,277	Fiesta Restaurant Group, Inc.*	24,263
624	Habit Restaurants, Inc. (The), Class A*	5,959
2,724	Hilton Grand Vacations*	114,272
3,243	Hilton Worldwide Holdings, Inc.	258,986
1,051	Hyatt Hotels Corp., Class A*	77,291
7,221	Ilg, Inc.	205,654
6,233	International Game Technology plc	165,237
1,792	Jack in the Box, Inc.	175,813
671	Jamba, Inc.*	5,408
5,657	La Quinta Holdings, Inc.*	104,428
9,264	Las Vegas Sands Corp.	643,755
2,136	Luby’s, Inc.*	5,639
977	Marcus Corp.	26,721
3,634	Marriott International, Inc., Class A	493,243
1,376	Marriott Vacations Worldwide Corp.^	186,049
13,394	McDonald’s Corp.	2,305,374
24,340	MGM Resorts International	812,713
341	Nathans Famous, Inc.	25,746
5,162	Norwegian Cruise Line Holdings, Ltd.*	274,877
1,596	Papa John’s International, Inc.^	89,552
1,378	Pinnacle Entertainment, Inc.*	45,102
4,017	Planet Fitness, Inc.*^	139,109
763	Potbelly Corp.*	9,385
886	RCI Hospitality Holdings, Inc.	24,790

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
1,501	Red Lion Hotels Corp.*^	$14,785
878	Red Robin Gourmet Burgers*^	49,519
2,565	Royal Caribbean Cruises, Ltd.	305,953
2,527	Ruth’s Hospitality Group, Inc.	54,710
3,394	Scientific Games Corp., Class A*^	174,112
4,011	Six Flags Entertainment Corp.^	267,012
1,933	Sonic Corp.	53,119
2,826	Speedway Motorsports, Inc.	53,327
32,171	Starbucks Corp.	1,847,580
4,257	Texas Roadhouse, Inc.	224,259
1,604	Town Sports International Holdings, Inc.*	8,902
1,046	Vail Resorts, Inc.	222,244
16,156	Wendy’s Co. (The)^	265,282
1,298	Wingstop, Inc.^	50,596
3,606	Wyndham Worldwide Corp.	417,827
2,056	Wynn Resorts, Ltd.	346,621
5,468	Yum! Brands, Inc.	446,243

		14,471,732

Household Durables (1.0%):
875	Av Homes, Inc.*^	14,569
1,886	Beazer Homes USA, Inc.*	36,230
6,757	CalAtlantic Group, Inc.	381,027
504	Cavco Industries, Inc.*	76,910
1,150	Century Communities, Inc.*	35,765
12,050	D.R. Horton, Inc.	615,393
1,137	Dixie Group, Inc. (The)*	4,377
1,910	Ethan Allen Interiors, Inc.^	54,626
431	Flexsteel Industries, Inc.	20,162
5,743	Garmin, Ltd.	342,111
2,761	GoPro, Inc., Class A*^	20,901
2,219	Green Brick Partners, Inc.*	25,075
1,211	Helen of Troy, Ltd.*	116,680
500	Hooker Furniture Corp.	21,225
1,333	Installed Building Products, Inc.*^	101,241
931	iRobot Corp.*^	71,408
4,827	KB Home^	154,223
3,931	La-Z-Boy, Inc.	122,647
4,024	Leggett & Platt, Inc.^	192,066
3,326	Lennar Corp., Class A	210,336
1,206	LGI Homes, Inc.*	90,486
1,820	Libbey, Inc.^	13,686
1,017	Lifetime Brands, Inc.	16,781
3,335	M.D.C. Holdings, Inc.	106,320
1,880	M/I Homes, Inc.*	64,672
3,168	Meritage Corp.*^	162,202
1,006	Mohawk Industries, Inc.*	277,555
2,791	Newell Rubbermaid, Inc.	86,242
150	NVR, Inc.*	526,233
10,604	PulteGroup, Inc.	352,583
3,491	Taylor Morrison Home Corp., Class A*	85,425
3,400	Tempur Sealy International, Inc.*	213,146
3,047	Toll Brothers, Inc.^	146,317

Continued

15

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Household Durables, continued
2,205	TopBuild Corp.*	$167,007
7,853	TRI Pointe Homes, Inc.*^	140,726
2,153	Tupperware Brands Corp.	134,993
718	Universal Electronics, Inc.*^	33,926
3,485	Whirlpool Corp.	587,709
2,147	William Lyon Homes, Class A*	62,435
1,918	Zagg, Inc.*	35,387

		5,920,803

Household Products (1.2%):
3,237	Central Garden & Pet Co., Class A*	122,067
7,372	Church & Dwight Co., Inc.	369,853
3,732	Clorox Co. (The)	555,098
14,020	Colgate-Palmolive Co.	1,057,809
3,074	Energizer Holdings, Inc.^	147,491
11,593	HRG Group, Inc.*	196,501
6,541	Kimberly-Clark Corp.	789,237
333	Oil-Dri Corp.	13,820
582	Orchids Paper Products Co.^	7,450
39,497	Procter & Gamble Co. (The)	3,628,983
1,069	Spectrum Brands Holdings, Inc.	120,156
698	WD-40 Co.^	82,364

		7,090,829

Independent Power & Renewable Electricity Producers (0.2%):
15,393	AES Corp. (The)	166,706
5,810	Atlantic Power Corp.*	13,654
3,123	Atlantica Yield plc	66,239
22,655	Calpine Corp.*	342,769
7,034	Dynegy, Inc.*	83,353
15,643	NRG Energy, Inc.	445,512
2,123	NRG Yield, Inc., Class A^	40,019
2,753	NRG Yield, Inc., Class C	52,032
2,758	Ormat Technologies, Inc.^	176,402
3,788	Pattern Energy Group, Inc.^	81,404

		1,468,090

Industrial Conglomerates (1.2%):
14,008	3M Co., Class C	3,297,063
2,046	Carlisle Cos., Inc.	232,528
53,601	General Electric Co.	935,337
14,754	Honeywell International, Inc.	2,262,673
1,736	Raven Industries, Inc.	59,632
1,076	Roper Industries, Inc.	278,684

		7,065,917

Insurance (3.0%):
6,895	Aflac, Inc.	605,243
333	Alleghany Corp.*	198,498
4,705	Allstate Corp. (The)	492,661
4,095	AMBAC Financial Group, Inc.*(a)	65,438
6,319	American Equity Investment Life Holding Co.	194,183
2,316	American Financial Group, Inc.	251,379
9,941	American International Group, Inc.	592,285

Shares		Fair Value
Common Stocks, continued
Insurance, continued
908	American National Insurance Co.	$116,451
1,543	Amerisafe, Inc.^	95,049
12,054	AmTrust Financial Services^	121,384
4,150	Aon plc	556,100
1,910	Arch Capital Group, Ltd.*	173,371
1,306	Argo Group International Holdings, Ltd.	80,515
5,979	Arthur J. Gallagher & Co.	378,351
2,735	Aspen Insurance Holdings, Ltd.	111,041
1,955	Assurant, Inc.	197,142
4,165	Assured Guaranty, Ltd.	141,069
3,438	Axis Capital Holdings, Ltd.	172,794
1,029	Brighthouse Financial, Inc.*	60,341
4,314	Brown & Brown, Inc.	221,998
4,915	Chubb, Ltd.	718,229
2,852	Cincinnati Financial Corp.	213,814
2,176	Citizens, Inc.*^	15,994
1,199	CNA Financial Corp.^	63,607
2,354	Crawford & Co.	22,645
2,915	Crawford & Co., Class A	24,778
1,631	Donegal Group, Inc., Class A	28,216
1,546	EMC Insurance Group, Inc.	44,355
1,993	Employers Holdings, Inc.	88,489
680	Enstar Group, Ltd.*	136,510
1,364	Erie Indemnity Co., Class A	166,190
748	Everest Re Group, Ltd.	165,502
1,025	FBL Financial Group, Inc., Class A	71,391
1,054	Federated National Holding Co.	17,465
6,955	First American Financial Corp.	389,758
8,665	FNF Group	340,015
21,335	Genworth Financial, Inc., Class A*	66,352
695	Global Indemnity, Ltd.*^	29,204
2,383	Greenlight Capital Re, Ltd.*	47,898
1,469	Hallmark Financial Services, Inc.*	15,322
1,690	Hanover Insurance Group, Inc. (The)	182,655
6,118	Hartford Financial Services Group, Inc. (The)	344,321
997	HCI Group, Inc.^	29,810
387	Heritage Insurance Holdings, Inc.^	6,974
2,388	Horace Mann Educators Corp.	105,311
1,317	Independence Holding Co.^	36,152
566	Infinity Property & Casualty Corp.	59,996
153	Investors Title Co.	30,348
1,436	James River Group Holdings^	57,454
2,904	Kemper Corp.	200,086
3,599	Lincoln National Corp.	276,655
5,372	Loews Corp.	268,761
5,556	Maiden Holdings, Ltd.^	36,670
301	Markel Corp.*^	342,878
10,619	Marsh & McLennan Cos., Inc.	864,279
2,503	Mercury General Corp.^	133,760
8,570	MetLife, Inc.	433,299
4,959	National General Holdings Corp.	97,395
262	National Western Life Group, Inc., Class A	86,727

Continued

16

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Insurance, continued
1,307	Navigators Group, Inc.	$63,651
10,217	Old Republic International Corp.^	218,439
4,021	Primerica, Inc.	408,333
10,099	Principal Financial Group, Inc.	712,585
1,502	ProAssurance Corp.	85,839
9,474	Progressive Corp. (The)	533,576
4,383	Prudential Financial, Inc.	503,957
1,338	Reinsurance Group of America, Inc.	208,634
1,433	RenaissanceRe Holdings, Ltd.	179,969
1,563	RLI Corp.^	94,812
854	Safety Insurance Group, Inc.	68,662
3,298	Selective Insurance Group, Inc.	193,593
2,664	State Auto Financial Corp.	77,576
1,761	Stewart Information Services Corp.	74,490
3,912	Third Point Reinsurance, Ltd.*^	57,311
1,775	Torchmark Corp.	161,010
6,719	Travelers Cos., Inc. (The)	911,364
1,438	United Fire Group, Inc.	65,544
1,616	United Insurance Holdings Co.	27,876
3,169	Universal Insurance Holdings, Inc.	86,672
4,150	UnumProvident Corp.	227,794
2,825	Validus Holdings, Ltd.	132,549
2,257	W.R. Berkley Corp.	161,714
140	White Mountains Insurance Group, Ltd.	119,179
1,229	Willis Towers Watson plc	185,198
4,400	Wmih Corp.*	3,736
4,083	XL Group, Ltd.^	143,558

		16,792,179

Internet & Direct Marketing Retail (2.4%):
2,093	1-800 Flowers.com, Inc., Class A*	22,395
9,398	Amazon.com, Inc.*	10,990,679
1,658	Expedia, Inc.	198,579
185	FTD Cos., Inc.*	1,330
3,111	HSN, Inc.^	125,529
1,597	Liberty Expedia Holdings, Class A*	70,795
5,384	Liberty TripAdvisor Holdings, Inc., Class A*	50,744
2,421	Liberty Ventures, Series A, Class A*^	131,315
2,282	Netflix, Inc.*	438,053
1,637	Nutri/System, Inc.^	86,106
820	Overstock.com, Inc.*^	52,398
1,164	PetMed Express, Inc.^	52,962
824	Priceline Group, Inc. (The)*	1,431,898
1,959	Shutterfly, Inc.*^	97,460
2,514	TripAdvisor, Inc.*^	86,632

		13,836,875

Internet Software & Services (2.6%):
3,020	Actua Corp.*	47,112
5,646	Akamai Technologies, Inc.*	367,215
2,947	Alphabet, Inc., Class A*	3,104,369
3,179	Alphabet, Inc., Class C*	3,326,505
913	Bazaarvoice, Inc.*	4,976
2,377	Blucora, Inc.*	52,532

Shares		Fair Value
Common Stocks, continued
Internet Software & Services, continued
3,783	Cars.com, Inc.*^	$109,102
1,744	Cimpress NV*	209,071
304	CoStar Group, Inc.*	90,273
2,881	DHI Group, Inc.*	5,474
17,800	eBay, Inc.*	671,771
990	Envestnet, Inc.*^	49,352
32,810	Facebook, Inc., Class A*	5,789,652
1,451	GoDaddy, Inc., Class A*	72,956
1,546	GrubHub, Inc.*^	111,003
2,548	GTT Communications, Inc.*^	119,629
911	IAC/InterActiveCorp*	111,397
821	Internap Corp.*	12,898
2,946	j2 Global, Inc.^	221,038
1,546	Leaf Group, Ltd.*	15,305
5,660	Limelight Networks, Inc.*	24,961
1,736	Liquidity Services, Inc.*	8,420
1,103	LogMeIn, Inc.	126,294
2,502	Marchex, Inc., Class B*	8,081
1,146	Match Group, Inc.*^	35,881
3,759	NIC, Inc.	62,399
2,520	QuinStreet, Inc.*	21,118
752	Qumu Corp.*	1,722
2,745	RealNetworks, Inc.*	9,388
401	Reis, Inc.^	8,281
981	Shutterstock, Inc.*^	42,212
585	Stamps.com, Inc.*	109,980
1,895	TechTarget*	26,378
3,390	Telaria, Inc.*	13,662
2,297	The Meet Group, Inc. (The)*^	6,478
1,344	Travelzoo, Inc.*	8,669
4,951	Twitter, Inc.*	118,874
2,288	VeriSign, Inc.*^	261,839
4,619	Web.com Group, Inc.*	100,694
1,311	XO Group, Inc.*	24,201
700	Yelp, Inc.*^	29,372
1,125	Zillow Group, Inc., Class A*	45,833
2,504	Zillow Group, Inc., Class C*^	102,464

		15,688,831

IT Services (4.6%):
14,611	Accenture plc, Class C	2,236,798
3,417	Acxiom Corp.*	94,173
1,962	Alliance Data Systems Corp.	497,328
4,876	Amdocs, Ltd.	319,280
10,094	Automatic Data Processing, Inc.	1,182,916
3,592	Black Knight, Inc.*	158,587
3,213	Blackhawk Network Holdings, Inc.*^	114,543
6,581	Booz Allen Hamilton Holding Corp.	250,934
4,071	Broadridge Financial Solutions, Inc.	368,751
1,304	CACI International, Inc., Class A*	172,584
2,129	Cardtronics plc*	39,429
573	Cass Information Systems, Inc.^	33,354
5,920	Cognizant Technology Solutions Corp., Class A	420,438

Continued

17

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
IT Services, continued
6,347	Conduent, Inc.*	$102,568
5,424	Convergys Corp.^	127,464
4,694	CoreLogic, Inc.*	216,910
2,608	CSG Systems International, Inc.	114,283
7,054	CSRA, Inc.	211,056
4,304	DST Systems, Inc.	267,149
8,526	DXC Technology Co.	809,117
1,894	Epam Systems, Inc.*	203,472
2,653	Euronet Worldwide, Inc.*	223,568
1,620	Exlservice Holdings, Inc.*	97,767
4,709	Fidelity National Information Services, Inc.	443,070
4,922	Fiserv, Inc.*	645,422
1,827	FleetCor Technologies, Inc.*	351,570
825	Forrester Research, Inc.	36,465
1,943	Gartner, Inc.*	239,280
6,266	Genpact, Ltd.	198,883
2,488	Global Payments, Inc.	249,397
1,357	Hackett Group, Inc. (The)	21,318
21,125	International Business Machines Corp.	3,240,998
2,242	Jack Henry & Associates, Inc.	262,224
3,495	Leidos Holdings, Inc.	225,672
649	Luxoft Holding, Inc.*	36,149
1,840	ManTech International Corp., Class A	92,350
22,502	MasterCard, Inc., Class A	3,405,903
3,978	Maximus, Inc.	284,745
3,966	ModusLink Global Solutions, Inc.*	9,875
2,787	MoneyGram International, Inc.*	36,733
7,419	Paychex, Inc.	505,086
11,658	PayPal Holdings, Inc.*	858,262
2,322	Perficient, Inc.*	44,281
840	PFSweb, Inc.*	6,241
4,398	Sabre Corp.^	90,159
1,901	Science Applications International Corp.^	145,560
3,035	Servicesource International, Inc.*	9,378
1,241	StarTek, Inc.*^	12,373
3,283	Sykes Enterprises, Inc.*	103,250
4,553	Syntel, Inc.*^	104,673
2,975	TeleTech Holdings, Inc.	119,744
7,782	Teradata Corp.*^	299,296
5,570	Total System Services, Inc.	440,531
5,685	Travelport Worldwide, Ltd.	74,303
3,021	Unisys Corp.*	24,621
5,225	Vantive, Inc., Class A*^	384,299
1,226	Virtusa Corp.*	54,042
36,614	Visa, Inc., Class A	4,174,728
14,583	Western Union Co.	277,223
1,662	WEX, Inc.*^	234,724

		26,005,297

Leisure Products (0.3%):
1,289	Acushnet Holdings Corp.	27,172
3,582	American Outdoor Brands Corp.*^	45,993
5,288	Brunswick Corp.	292,003

Shares		Fair Value
Common Stocks, continued
Leisure Products, continued
3,789	Callaway Golf Co.	$52,781
658	Escalade, Inc.	8,093
3,748	Hasbro, Inc.	340,656
503	Johnson Outdoors, Inc., Class A	31,231
531	Malibu Boats, Inc.*^	15,787
662	Marine Products Corp.	8,434
9,123	Mattel, Inc.	140,312
1,932	Nautilus Group, Inc.*^	25,792
3,172	Polaris Industries, Inc.	393,296
1,015	Sturm, Ruger & Co., Inc.^	56,688
2,859	Vista Outdoor, Inc.*	41,656

		1,479,894

Life Sciences Tools & Services (0.7%):
3,542	Agilent Technologies, Inc.	237,208
483	Bio-Rad Laboratories, Inc., Class A*	115,278
1,354	Bio-Techne Corp.	175,411
7,817	Bruker Corp.	268,279
2,131	Cambrex Corp.*^	102,288
3,344	Charles River Laboratories International, Inc.*	366,001
1,979	Harvard Bioscience, Inc.*	6,531
1,311	Illumina, Inc.*	286,440
2,622	INC Research Holdings, Inc., Class A*	114,319
1,097	IQVIA Holdings, Inc.*	107,396
2,457	Luminex Corp.	48,403
828	Mettler-Toledo International, Inc.*	512,963
1,400	Neogenomics, Inc.*^	12,404
2,154	PerkinElmer, Inc.	157,500
2,855	Pra Health Sciences, Inc.*	260,005
5,673	Thermo Fisher Scientific, Inc.	1,077,189
1,749	Waters Corp.*	337,889

		4,185,504

Machinery (2.8%):
2,898	Actuant Corp., Class A^	73,319
4,367	AGCO Corp.	311,935
652	Alamo Group, Inc.	73,591
1,377	Albany International Corp., Class A	84,617
6,349	Allison Transmission Holdings, Inc.^	273,451
1,577	Altra Industrial Motion Corp.	79,481
1,107	American Railcar Industries	46,095
1,445	ARC Group Worldwide, Inc.*	3,035
1,605	Astec Industries, Inc.	93,893
3,002	Barnes Group, Inc.	189,937
911	Blue Bird Corp.*	18,129
2,517	Briggs & Stratton Corp.	63,856
10,638	Caterpillar, Inc.	1,676,335
2,289	Chart Industries, Inc.*^	107,263
1,284	CIRCOR International, Inc.^	62,505
4,930	Colfax Corp.*	195,327
1,526	Columbus McKinnon Corp.	61,009
2,706	Commercial Vehicle Group, Inc.*	28,927
1,945	Crane Co.	173,533
2,696	Cummins, Inc.	476,221

Continued

18

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Machinery, continued
6,563	Deere & Co.	$1,027,174
3,424	Donaldson Co., Inc.	167,605
1,924	Douglas Dynamics, Inc.	72,727
5,463	Dover Corp.	551,708
1,120	EnPro Industries, Inc.	104,731
1,435	ESCO Technologies, Inc.	86,459
4,690	Federal Signal Corp.	94,222
3,108	Flowserve Corp.^	130,940
4,043	Fortive Corp.	292,511
2,760	Franklin Electric Co., Inc.	126,684
694	FreightCar America, Inc.	11,854
889	Gencor Industries, Inc.*	14,713
1,203	Global Brass & Copper Holdings, Inc.	39,819
1,617	Gorman-Rupp Co. (The)	50,467
5,481	Graco, Inc.	247,851
1,612	Greenbrier Cos, Inc.	85,920
995	Hardinge, Inc.	17,333
4,803	Harsco Corp.*	89,576
3,620	Hillenbrand, Inc.	161,814
490	Hurco Cos, Inc.	20,678
896	Hyster-Yale Materials Handling, Inc., Class A	76,303
1,615	IDEX Corp.	213,132
7,061	Illinois Tool Works, Inc.	1,178,127
4,692	Ingersoll-Rand plc	418,480
4,926	ITT, Inc.	262,901
1,662	John Bean Technologies Corp.^	184,150
598	Kadant, Inc.	60,039
2,508	Kennametal, Inc.	121,412
143	Key Technology, Inc.*	2,635
787	L.B. Foster Co., Class A*^	21,367
1,806	Lincoln Electric Holdings, Inc.	165,393
539	Lindsay Corp.^	47,540
774	Lydall, Inc.*	39,281
1,213	Manitex International, Inc.*	11,645
2,529	Manitowoc Co., Inc. (The)*	99,491
5,860	Meritor, Inc.*	137,476
1,601	Middleby Corp. (The)*^	216,055
2,134	Milacron Holdings Corp.*	40,845
3,785	Mueller Industries, Inc.	134,103
7,183	Mueller Water Products, Inc., Class A	90,003
4,067	Navistar International Corp.*	174,393
1,258	NN, Inc.^	34,721
1,555	Nordson Corp.	227,652
158	Omega Flex, Inc.	11,283
3,290	OshKosh Corp.	299,028
6,612	PACCAR, Inc.	469,981
2,296	Parker Hannifin Corp.	458,236
5,836	Pentair plc	412,138
976	Proto Labs, Inc.*^	100,528
1,060	RBC Bearings, Inc.*	133,984
7,156	Rexnord Corp.*	186,199
2,202	Snap-On, Inc.^	383,809

Shares		Fair Value
Common Stocks, continued
Machinery, continued
2,342	SPX Corp.*	$73,515
1,278	SPX FLOW, Inc.*	60,769
775	Standex International Corp.	78,934
1,748	Stanley Black & Decker, Inc.	296,618
1,370	Sun Hydraulics Corp.^	88,625
721	Tennant Co.^	52,381
4,808	Terex Corp.^	231,842
3,355	Timken Co.	164,898
3,046	Titan International, Inc.^	39,232
3,651	Toro Co.	238,155
2,913	TriMas Corp.*	77,923
8,230	Trinity Industries, Inc.^	308,296
5,806	Wabash National Corp.^	125,990
1,688	WABCO Holdings, Inc.*	242,228
1,503	Wabtec Corp.^	122,389
1,415	Watts Water Technologies, Inc., Class A	107,469
6,694	Welbilt, Inc.*	157,376
2,272	Woodward, Inc.	173,899
935	Xerium Technologies, Inc.*	3,983
4,252	Xylem, Inc.	289,986

		16,834,083

Marine (0.0%):
1,680	Eagle Bulk Shipping, Inc.*	7,526
2,348	Kirby Corp.*^	156,847
3,233	Matson, Inc.^	96,473

		260,846

Media (3.0%):
1,468	A.H. Belo Corp., Class A	7,046
3,433	AMC Entertainment Holdings, Inc., Class A^	51,838
2,029	AMC Networks, Inc., Class A*	109,728
270	Cable One, Inc.^	189,905
182	CBS Corp., Class A	10,800
8,213	CBS Corp., Class B	484,567
2,930	Charter Communications, Inc., Class A*	984,363
7,978	Cinemark Holdings, Inc.^	277,794
1,661	Clear Channel Outdoor Holdings, Inc., Class A	7,641
105,613	Comcast Corp., Class A	4,229,800
7,549	Discovery Communications, Inc., Class A*^	168,947
9,189	Discovery Communications, Inc., Class C*^	194,531
5,253	DISH Network Corp., Class A*	250,831
4,131	E.W. Scripps Co. (The), Class A*^	64,568
679	Entercom Communications Corp.	7,333
4,792	Entravision Communications Corp., Class A	34,263
1,834	Eros International plc*^	17,698
6,638	Gannett Co., Inc.^	76,934
4,886	Gray Television, Inc.*	81,841
4,727	Harte-Hanks, Inc.*	4,485
1,658	Imax Corp.*^	38,383
13,729	Interpublic Group of Cos., Inc. (The)	276,777
3,028	John Wiley & Sons, Inc., Class A	199,091
192	John Wiley & Sons, Inc., Class B	12,626

Continued

19

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Media, continued
247	Liberty Braves Group, Class A*	$5,446
527	Liberty Braves Group, Class C*	11,710
563	Liberty Broadband Corp., Class A*	47,883
2,655	Liberty Broadband Corp., Class C*	226,100
619	Liberty Media Group, Class A*	20,254
1,318	Liberty Media Group, Class C*^	45,023
2,477	Liberty SiriusXM Group, Class A*	98,238
5,273	Liberty SiriusXM Group, Class C*	209,127
1,773	Lions Gate Entertainment Corp., Class A*^	59,945
2,411	Lions Gate Entertainment Corp., Class B*	76,525
7,488	Live Nation, Inc.*^	318,764
540	Madison Square Garden Co. (The), Class A*	113,859
2,449	Meredith Corp.^	161,756
3,759	MSG Networks, Inc., Class A*^	76,120
3,726	National CineMedia, Inc.^	25,560
2,511	New Media Investment Group, Inc.	42,135
6,249	New York Times Co. (The), Class A^	115,607
7,481	News Corp., Class A	121,267
2,563	News Corp., Class B	42,546
2,981	Nexstar Broadcasting Group, Inc., Class A	233,114
6,406	Omnicom Group, Inc.^	466,549
1,419	Reading International, Inc., Class A*	23,697
8,109	Regal Entertainment Group, Class A	186,588
1,853	Scholastic Corp.^	74,324
4,121	Scripps Networks Interactive, Class C	351,851
5,191	Sinclair Broadcast Group, Inc., Class A^	196,479
24,685	Sirius XM Holdings, Inc.^	132,312
11,352	Tegna, Inc.	159,836
15,669	Time Warner, Inc.	1,433,243
6,387	Time, Inc.	117,840
933	Tronc, Inc.*	16,411
23,830	Twenty-First Century Fox, Inc.	822,850
8,290	Twenty-First Century Fox, Inc., Class B	282,855
442	Viacom, Inc., Class A	15,426
12,859	Viacom, Inc., Class B	396,186
29,471	Walt Disney Co. (The)	3,168,426
1,692	World Wrestling Entertainment, Inc., Class A^	51,741

		17,729,383

Metals & Mining (0.7%):
16,272	AK Steel Holding Corp.*^	92,100
4,477	Alcoa Corp.*	241,176
6,283	Allegheny Technologies, Inc.*	151,672
799	Ampco-Pittsburgh Corp.	9,908
2,796	Carpenter Technology Corp.^	142,568
4,968	Century Aluminum Co.*	97,572
10,120	Cleveland-Cliffs, Inc.*^	72,965
7,302	Coeur d’Alene Mines Corp.*	54,765
5,360	Commercial Metals Co.	114,275
1,902	Compass Minerals International, Inc.^	137,420
9,823	Ferroglobe plc*(a)	159,133
33,112	Freeport-McMoRan Copper & Gold, Inc.*	627,803
2,945	Gold Resource Corp.	12,958

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
943	Haynes International, Inc.^	$30,223
23,972	Hecla Mining Co.	95,169
151	Kaiser Aluminum Corp.^	16,134
1,359	Materion Corp.	66,047
12,309	McEwen Mining, Inc.	28,065
7,907	Newmont Mining Corp.	296,671
5,554	Nucor Corp.	353,123
700	Olympic Steel, Inc.	15,043
3,407	Reliance Steel & Aluminum Co.	292,287
2,119	Royal Gold, Inc.	174,012
1,500	Ryerson Holding Corp.*	15,600
1,365	Schnitzer Steel Industries, Inc., Class A^	45,728
1,772	Southern Copper Corp.^	84,081
11,919	Steel Dynamics, Inc.	514,066
3,673	SunCoke Energy, Inc.*^	44,039
701	Synalloy Corp.	9,393
2,052	TimkenSteel Corp.*^	31,170
7,131	United States Steel Corp.	250,940
548	Universal Stainless & Alloy Products, Inc.*	11,738
2,898	Worthington Industries, Inc.	127,686

		4,415,530

Multiline Retail (0.6%):
3,725	Big Lots, Inc.	209,159
1,948	Dillard’s, Inc., Class A^	116,977
6,122	Dollar General Corp.	569,407
4,239	Dollar Tree, Inc.*	454,887
18,758	J.C. Penney Co., Inc.*^	59,275
12,074	Kohl’s Corp.	654,773
13,447	Macy’s, Inc.^	338,730
5,768	Nordstrom, Inc.	273,288
2,557	Ollie’s Bargain Outlet Holdings, Inc.*^	136,160
14,447	Target Corp.	942,668

		3,755,324

Multi-Utilities (0.8%):
5,932	Ameren Corp.	349,929
2,841	Avista Corp.^	146,283
1,784	Black Hills Corp.^	107,236
9,831	CenterPoint Energy, Inc.	278,807
7,207	CMS Energy Corp.	340,891
4,293	Consolidated Edison, Inc.	364,690
10,556	Dominion Energy, Inc.	855,668
3,156	DTE Energy Co.	345,456
7,317	MDU Resources Group, Inc.	196,681
6,403	NiSource, Inc.	164,365
2,365	NorthWestern Corp.	141,191
6,391	Public Service Enterprise Group, Inc.	329,137
3,103	SCANA Corp.	123,437
3,105	Sempra Energy	331,987
844	Unitil Corp.	38,503
4,645	Vectren Corp.	302,018
4,178	WEC Energy Group, Inc.	277,545

		4,693,824

Continued

20

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels (3.1%):
332	Adams Resources & Energy, Inc.	$14,442
3,389	Anadarko Petroleum Corp.	181,786
9,006	Andeavor	1,029,747
8,707	Antero Resources Corp.*	165,433
1,647	Apache Corp.^	69,536
1,256	Arch Coal, Inc.	117,009
4,084	Cabot Oil & Gas Corp.	116,802
10,066	Callon Petroleum Co.*	122,302
4,654	Carrizo Oil & Gas, Inc.*^	99,037
1,043	Centennial Resources Development*	20,651
500	Cheniere Energy Partners, LP Holdings LLC^	13,845
5,773	Cheniere Energy, Inc.*	310,818
22,264	Chevron Corp.	2,787,231
671	Cimarex Energy Co.	81,869
7,534	Clean Energy Fuel Corp.*	15,294
3,508	Cloud Peak Energy, Inc.*^	15,611
9,959	CNX Resources Corp.*	145,700
885	Concho Resources, Inc.*	132,945
9,378	ConocoPhillips Co.	514,758
1,244	CONSOL Energy, Inc.*^	49,150
1,423	Contango Oil & Gas Co.*	6,702
1,170	Continental Resources, Inc.*^	61,975
3,623	CVR Energy, Inc.^	134,921
5,134	Delek US Holdings, Inc.^	179,382
23,516	Denbury Resources, Inc.*	51,970
2,702	Devon Energy Corp.	111,863
8,860	DHT Holdings, Inc.	31,807
706	Diamondback Energy, Inc.*	89,133
107	Dorian LPG, Ltd.*	880
15,555	Eclipse Resources Corp.*	37,332
3,486	Energen Corp.*	200,689
5,391	Enlink Midstream LLC	94,882
3,895	EOG Resources, Inc.	420,309
8,400	EP Energy Corp., Class A*	19,824
5,153	EQT Corp.	293,309
33,019	Exxon Mobil Corp.	2,761,710
4,505	Gaslog, Ltd.	100,236
2,514	Green Plains Renewable Energy, Inc.^	42,361
8,600	Gulfport Energy Corp.*	109,736
5,897	Halcon Resources Corp.*	44,640
2,222	Hallador Energy Co.	13,532
4,124	Hess Corp.^	195,766
8,952	HollyFrontier Corp.	458,521
3,525	Jones Energy, Inc., Class A*^	3,878
26,381	Kinder Morgan, Inc.	476,705
14,608	Kosmos Energy LLC*	100,065
10,120	Laredo Petroleum Holdings, Inc.*	107,373
14,759	Marathon Oil Corp.	249,870
12,591	Marathon Petroleum Corp.	830,754
6,316	Matador Resources Co.*^	196,617
6,993	Murphy Oil Corp.^	217,133
1,301	Newfield Exploration Co.*	41,021

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
7,953	Noble Energy, Inc.	$231,750
11,184	Oasis Petroleum, Inc.*	94,057
6,720	Occidental Petroleum Corp.	494,995
3,504	ONEOK, Inc.	187,289
2,263	Pacific Ethanol, Inc.*	10,297
1,401	Panhandle Oil & Gas, Inc., Class A	28,791
1,717	Par Pacific Holdings, Inc.*	33,104
2,701	Parsley Energy, Inc., Class A*	79,517
6,440	PBF Energy, Inc., Class A	228,298
3,230	PDC Energy, Inc.*^	166,474
901	Peabody Energy Corp.*	35,472
2,898	Phillips 66	293,133
1,015	Pioneer Natural Resources Co.	175,443
6	PrimeEnergy Corp.*	315
11,578	QEP Resources, Inc.*	110,801
4,715	Range Resources Corp.^	80,438
3,344	Renewable Energy Group, Inc.*	39,459
374	REX American Resources Corp.*	30,963
1,820	Ring Energy, Inc.*^	25,298
2,700	RSP Permian, Inc.*	109,836
11,997	Scorpio Tankers, Inc.^	36,591
4,767	SemGroup Corp., Class A^	143,963
5,342	Ship Finance International	82,801
4,897	SM Energy Co.^	108,126
8,098	SRC Energy, Inc.*^	69,076
3,765	Targa Resources Corp.	182,301
6,407	Teekay Shipping Corp.^	59,713
3,637	Ultra Petroleum Corp.*	32,951
7,754	Valero Energy Corp.	712,670
6,207	Whiting Petroleum Corp.*^	164,361
3,976	Williams Cos., Inc. (The)	121,228
2,914	World Fuel Services Corp.	82,000
13,673	WPX Energy, Inc.*	192,379

		18,132,752

Paper & Forest Products (0.2%):
2,511	Boise Cascade Co.^	100,189
1,659	Clearwater Paper Corp.*	75,319
375	Deltic Timber Corp.	34,331
3,070	Domtar Corp.	152,026
9,067	KapStone Paper & Packaging Corp.	205,730
6,141	Louisiana-Pacific Corp.*	161,263
5,575	Mercer International, Inc.	79,723
1,274	Neenah Paper, Inc.^	115,488
700	P.H. Glatfelter Co.	15,008
7,266	Resolute Forest Products*	80,289
1,197	Schweitzer-Mauduit International, Inc.	54,296

		1,073,662

Personal Products (0.4%):
22,998	Avon Products, Inc.*	49,446
12,160	Coty, Inc., Class A^	241,862

Continued

21

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Personal Products, continued
2,008	Edgewell Personal Care Co.*^	$119,255
5,076	Estee Lauder Co., Inc. (The), Class A	645,870
2,955	Herbalife, Ltd.*^	200,113
1,755	Inter Parfums, Inc.	76,255
923	Medifast, Inc.	64,435
1,236	Natures Sunshine Products, Inc.	14,276
3,792	Nu Skin Enterprises, Inc., Class A^	258,728
2,385	Revlon, Inc.*^	51,993
340	United-Guardian, Inc.	6,290
1,364	Usana Health Sciences, Inc.*	101,004

		1,829,527

Pharmaceuticals (3.0%):
7,282	Akorn, Inc.*^	234,699
4,020	Allergan plc	657,592
2,003	Amphastar Pharmaceuticals, Inc.*	38,538
400	ANI Pharmaceuticals, Inc.*	25,780
1,490	Aralez Pharmacuticals, Inc.*	2,116
12,668	Bristol-Myers Squibb Co.	776,295
6,427	Catalent, Inc.*	264,021
4,376	Corcept Therapeutics, Inc.*^	79,031
1,468	Cumberland Pharmaceuticals, Inc.*	10,893
1,045	Dermira, Inc.*^	29,061
16,067	Eli Lilly & Co.	1,357,019
8,827	Endo International plc*	68,410
392	Heska Corp.*	31,442
5,527	Horizon Pharma plc*^	80,694
2,984	Impax Laboratories, Inc.*^	49,684
849	Innoviva, Inc.*^	12,047
1,011	Jazz Pharmaceuticals plc*	136,131
42,970	Johnson & Johnson Co.	6,003,767
2,281	Lannett Co., Inc.*	52,919
42	Lipocine, Inc.*	144
3,682	Mallinckrodt plc*^	83,066
44,315	Merck & Co., Inc.	2,493,605
3,026	Mylan NV*	128,030
728	Perrigo Co. plc	63,452
101,121	Pfizer, Inc.	3,662,602
793	Phibro Animal Health Corp., Class A	26,566
3,358	Prestige Brands Holdings, Inc.*^	149,129
2,641	Sucampo Pharmaceuticals, Inc., Class A*^	47,406
1,789	Supernus Pharmaceuticals, Inc.*^	71,292
923	Taro Pharmaceutical Industries, Ltd.*	96,647
11,290	Zoetis, Inc.	813,332
817	Zogenix, Inc.*	32,721

		17,578,131

Professional Services (0.6%):
494	Barrett Business Services, Inc.	31,858
3,745	CBIZ, Inc.*	57,860
456	CRA International, Inc.	20,497
2,185	Dun & Bradstreet Corp.	258,726

Shares		Fair Value
Common Stocks, continued
Professional Services, continued
3,281	Equifax, Inc.	$386,896
1,364	Exponent, Inc.	96,980
949	Franklin Covey Co.*^	19,692
2,551	FTI Consulting, Inc.*	109,591
1,205	Heidrick & Struggles International, Inc.	29,583
3,834	Hill International, Inc.*	20,895
1,763	Huron Consulting Group, Inc.*	71,313
1,472	ICF International, Inc.*	77,280
1,948	Insperity, Inc.	111,718
2,223	Kelly Services, Inc., Class A	60,621
2,263	Kforce, Inc.	57,141
2,258	Korn/Ferry International	93,436
3,573	Manpower, Inc.	450,591
1,887	Mistras Group, Inc.*	44,288
3,651	Navigant Consulting, Inc.*	70,866
7,090	Nielsen Holdings plc^	258,076
3,098	On Assignment, Inc.*	199,108
2,125	Resources Connection, Inc.	32,831
3,340	Robert Half International, Inc.	185,504
4,146	RPX Corp.	55,722
2,853	TransUnion*	156,801
2,994	TriNet Group, Inc.*	132,754
2,213	Trueblue, Inc.*	60,858
5,710	Verisk Analytics, Inc.*	548,160
840	Volt Information Sciences, Inc.*	3,192
633	Willdan Group, Inc.*^	15,154

		3,717,992

Real Estate Management & Development (0.3%):
2,850	Alexander & Baldwin, Inc.	79,059
400	Altisource Portfolio Solutions*	11,200
11,461	CBRE Group, Inc., Class A*	496,376
339	Consolidated-Tomoka Land Co.^	21,527
279	Forestar Group, Inc.*	6,138
232	FRP Holdings, Inc.*^	10,266
318	Griffin Industrial Realty, Inc.	11,671
2,632	HFF, Inc., Class A	128,020
1,644	Howard Hughes Corp. (The)*	215,808
1,859	Jones Lang LaSalle, Inc.	276,861
7,460	Kennedy-Wilson Holdings, Inc.	129,431
2,112	Marcus & Millichap, Inc.*	68,872
988	RE/MAX Holdings, Inc., Class A	47,918
7,526	Realogy Holdings Corp.	199,439
1,447	Tejon Ranch Co.*^	30,040
1,038	The RMR Group, Inc., Class A	61,553
3,157	The St. Joe Co.*^	56,984

		1,851,163

Road & Rail (1.4%):
682	AMERCO, Inc.	257,735
1,475	ArcBest Corp.	52,731
3,967	Avis Budget Group, Inc.*^	174,072

Continued

22

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
2,663	Celadon Group, Inc.^	$17,043
1,699	Covenant Transportation Group, Inc., Class A*	48,812
19,297	CSX Corp.	1,061,528
2,294	Genesee & Wyoming, Inc., Class A*^	180,607
4,879	Heartland Express, Inc.^	113,876
660	Hertz Global Holdings, Inc.*	14,586
3,855	J.B. Hunt Transport Services, Inc.	443,248
4,667	Kansas City Southern	491,062
11,293	Knight-Swift Transportation Holdings, Inc.^	493,730
2,480	Landstar System, Inc.	258,168
2,223	Marten Transport, Ltd.	45,127
6,406	Norfolk Southern Corp.	928,229
3,745	Old Dominion Freight Line, Inc.	492,655
2,916	Roadrunner Transportation System, Inc.*	22,482
4,868	Ryder System, Inc.	409,740
1,912	Saia, Inc.*	135,274
16,110	Union Pacific Corp.	2,160,350
2,010	Universal Truckload Services, Inc.	47,738
1,023	USA Truck, Inc.*^	18,547
6,273	Werner Enterprises, Inc.^	242,451
1,829	YRC Worldwide, Inc.*^	26,301

		8,136,092

Semiconductors & Semiconductor Equipment (4.2%):
2,441	Advanced Energy Industries, Inc.*	164,719
7,478	Advanced Micro Devices, Inc.*^	76,874
2,031	Alpha & Omega Semiconductor, Ltd.*	33,227
22,065	Amkor Technology, Inc.*	221,753
2,422	Analog Devices, Inc.	215,631
16,074	Applied Materials, Inc.	821,703
1,615	Axcelis Technologies, Inc.*^	46,351
1,701	AXT, Inc.*^	14,799
1,948	Broadcom, Ltd.	500,441
3,846	Brooks Automation, Inc.	91,727
849	Cabot Microelectronics Corp.	79,874
1,398	Cavium, Inc.*	117,194
437	CEVA, Inc.*	20,168
3,276	Cirrus Logic, Inc.*	169,893
1,955	Cohu, Inc.	42,912
3,350	Cree, Inc.*^	124,419
15,763	Cypress Semiconductor Corp.^	240,228
3,151	Diodes, Inc.*	90,339
7,419	Entegris, Inc.	225,909
4,300	First Solar, Inc.*	290,336
3,971	FormFactor, Inc.*	62,146
1,314	GSI Technology, Inc.*	10,459
5,415	Integrated Device Technology, Inc.*^	160,988
118,750	Intel Corp.	5,481,501
2,413	IXYS Corp.*	57,791
5,374	KLA-Tencor Corp.	564,646
4,231	Kulicke & Soffa Industries, Inc.*	102,961
3,269	Lam Research Corp.	601,725

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
6,641	Lattice Semiconductor Corp.*	$38,385
740	MA-COM Technology Solutions Holdings, Inc.*	24,080
8,186	Marvell Technology Group, Ltd.	175,754
5,668	Maxim Integrated Products, Inc.	296,323
3,257	Microchip Technology, Inc.^	286,225
35,937	Micron Technology, Inc.*	1,477,729
4,902	Microsemi Corp.*	253,188
2,866	MKS Instruments, Inc.	270,837
793	Monolithic Power Systems, Inc.	89,101
1,348	Nanometrics, Inc.*	33,592
1,500	Neophotonics Corp.*^	9,870
150	NVE Corp.^	12,900
21,938	NVIDIA Corp.	4,245,004
14,154	ON Semiconductor Corp.*	296,385
1,438	PDF Solutions, Inc.*^	22,577
5,010	Photronics, Inc.*	42,710
999	Power Integrations, Inc.	73,476
2,420	Qorvo, Inc.*	161,172
23,194	QUALCOMM, Inc.	1,484,880
2,529	Rambus, Inc.*	35,962
2,922	Semtech Corp.*	99,932
1,920	Sigma Designs, Inc.*	13,344
867	Silicon Laboratories, Inc.*	76,556
5,510	Skyworks Solutions, Inc.	523,175
5,527	Sunpower Corp.*^	46,593
2,467	Synaptics, Inc.*^	98,532
4,497	Teradyne, Inc.	188,289
22,921	Texas Instruments, Inc.	2,393,869
1,678	Ultra Clean Holdings, Inc.*^	38,745
3,598	Veeco Instruments, Inc.*	53,430
4,855	Versum Materials, Inc.	183,762
3,038	Xcerra Corp.*	29,742
5,879	Xilinx, Inc.	396,362
1,673	Xperi Corp.^	40,821

		24,144,016

Software (4.0%):
6,138	ACI Worldwide, Inc.*^	139,148
5,845	Activision Blizzard, Inc.	370,105
5,352	Adobe Systems, Inc.*	937,885
1,009	American Software, Inc., Class A	11,735
1,292	ANSYS, Inc.*	190,686
4,353	Aspen Technology, Inc.*	288,169
1,104	Autodesk, Inc.*	115,732
2,272	Aware, Inc.*	10,224
2,812	Barracuda Networks, Inc.*	77,330
2,184	Blackbaud, Inc.^	206,366
13,271	CA, Inc.	441,659
8,502	Cadence Design Systems, Inc.*	355,554
2,961	CDK Global, Inc.	211,060
4,211	Citrix Systems, Inc.*	370,568
5,712	Dell Technologies, Inc., Class V*	464,271

Continued

23

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Software, continued
1,468	Ebix, Inc.	$116,339
4,754	Electronic Arts, Inc.*	499,455
699	Ellie Mae, Inc.*^	62,491
1,083	Evolving Systems, Inc.*	5,090
1,293	Fair Isaac Corp.	198,088
1,784	FireEye, Inc.*^	25,333
1,444	Fortinet, Inc.*	63,088
977	Globant SA*^	45,391
1,865	Guidewire Software, Inc.*^	138,495
5,744	Intuit, Inc.	906,288
2,898	Manhattan Associates, Inc.*^	143,567
142,621	Microsoft Corp.	12,199,801
430	MicroStrategy, Inc., Class A*	56,459
1,803	Monotype Imaging Holdings, Inc.	43,452
11,007	Nuance Communications, Inc.*	179,964
32,020	Oracle Corp.	1,513,907
2,127	Paycom Software, Inc.*^	170,862
1,263	Pegasystems, Inc.	59,550
2,433	Progress Software Corp.	103,573
393	PTC, Inc.*	23,883
581	QAD, Inc.	22,572
1,224	Qualys, Inc.*	72,644
1,867	RealPage, Inc.*^	82,708
4,474	Red Hat, Inc.*	537,327
294	Rosetta Stone, Inc.*	3,666
737	Rubicon Project, Inc.*	1,378
2,640	Salesforce.com, Inc.*	269,887
2,393	SeaChange International, Inc.*	9,404
574	ServiceNow, Inc.*	74,844
2,372	Silver Spring Networks, Inc.*	38,521
967	Splunk, Inc.*^	80,106
4,018	SS&C Technologies Holdings, Inc.	162,649
2,577	Symantec Corp.	72,311
2,279	Synchronoss Technologies, Inc.*	20,374
1,545	Synopsys, Inc.*	131,696
766	Tableau Software, Inc., Class A*	53,007
3,732	Take-Two Interactive Software, Inc.*	409,699
2,229	Telenav, Inc.*	12,260
7,428	TiVo Corp.^	115,877
547	Tyler Technologies, Inc.*	96,846
1,722	VASCO Data Security International, Inc.*	23,936
2,730	Verint Systems, Inc.*	114,251
742	VMware, Inc., Class A*	92,987
803	Workday, Inc., Class A*^	81,697
664	Zedge, Inc., Class B*	1,826
31,714	Zynga, Inc.*	126,856

		23,454,897

Specialty Retail (3.3%):
4,493	Aaron’s, Inc.	179,046
4,015	Abercrombie & Fitch Co., Class A^	69,981
2,444	Advance Auto Parts, Inc.	243,642

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
13,744	American Eagle Outfitters, Inc.	$258,387
492	America’s Car Mart, Inc.*	21,968
1,809	Asbury Automotive Group, Inc.*	115,776
9,258	Ascena Retail Group, Inc.*^	21,756
2,292	At Home Group, Inc.*	69,654
6,942	AutoNation, Inc.*	356,333
600	AutoZone, Inc.*	426,822
3,164	Barnes & Noble Education, Inc.*	26,071
5,007	Barnes & Noble, Inc.^	33,547
9,785	Bed Bath & Beyond, Inc.^	215,172
15,919	Best Buy Co., Inc.	1,089,974
1,657	Big 5 Sporting Goods Corp.^	12,593
1,519	Boot Barn Holdings, Inc.*^	25,231
583	Build-A-Bear Workshop, Inc.*	5,364
1,808	Burlington Stores, Inc.*	222,438
1,772	Caleres, Inc.	59,327
6,888	CarMax, Inc.*	441,727
1,987	Cato Corp., Class A^	31,633
7,822	Chico’s FAS, Inc.	68,990
1,389	Children’s Place Retail Stores, Inc. (The)^	201,891
1,991	Christopher & Banks Corp.*	2,529
881	Citi Trends, Inc.	23,311
1,097	Destination Maternity Corp.*^	3,258
2,864	Destination XL Group, Inc.*^	6,301
4,900	Dick’s Sporting Goods, Inc.	140,826
5,289	DSW, Inc., Class A^	113,237
6,313	Express, Inc.*	64,077
2,165	Finish Line, Inc. (The), Class A^	31,457
2,499	Five Below, Inc.*^	165,734
6,511	Foot Locker, Inc.	305,236
2,397	Francesca’s Holdings Corp.*	17,522
9,167	GameStop Corp., Class A^	164,548
16,270	Gap, Inc. (The)^	554,156
1,571	Genesco, Inc.*^	51,058
1,600	Group 1 Automotive, Inc.^	113,552
4,368	Guess?, Inc.^	73,732
1,166	Haverty Furniture Cos., Inc.	26,410
1,874	Hibbett Sports, Inc.*^	38,230
27,349	Home Depot, Inc. (The)	5,183,457
1,036	Kirkland’s, Inc.*^	12,396
4,361	L Brands, Inc.^	262,619
1,938	Lithia Motors, Inc., Class A^	220,137
19,023	Lowe’s Cos., Inc.	1,767,998
1,427	MarineMax, Inc.*^	26,970
7,372	Michaels Cos., Inc. (The)*^	178,329
1,920	Monro Muffler Brake, Inc.^	109,344
2,552	Murphy U.S.A., Inc.*^	205,079
4,842	New York & Co.*	13,848
25,092	Office Depot, Inc.	88,826
2,073	O’Reilly Automotive, Inc.*	498,639
5,666	Party City Holdco, Inc.*^	79,041
4,639	Penske Automotive Group, Inc.	221,976

Continued

24

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
170	Pier 1 Imports, Inc.^	$704
900	Rent-A-Center, Inc.^	9,990
2,425	RH*	209,059
9,723	Ross Stores, Inc.	780,271
7,908	Sally Beauty Holdings, Inc.*^	148,354
600	Shoe Carnival, Inc.^	16,050
3,863	Signet Jewelers, Ltd.	218,453
2,956	Sleep Number Corp.*^	111,116
3,293	Sonic Automotive, Inc., Class A	60,756
1,606	Sportsman’s Warehouse Holdings, Inc.*	10,616
3,378	Stein Mart, Inc.^	3,918
289	Tandy Leather Factory, Inc.*	2,225
2,860	The Tile Shop Holdings, Inc.	27,456
4,460	Tiffany & Co.	463,617
854	Tilly’s, Inc.	12,605
15,022	TJX Cos., Inc. (The)	1,148,582
4,639	Tractor Supply Co.	346,765
737	Trans World Entertainment Corp.*	1,345
2,124	Ulta Salon, Cosmetics & Fragrance, Inc.*	475,054
8,221	Urban Outfitters, Inc.*^	288,228
1,993	Vitamin Shoppe, Inc.*^	8,769
5,095	Williams-Sonoma, Inc.^	263,412
285	Winmark Corp.	36,879
2,204	Zumiez, Inc.*^	45,898

		19,651,278

Technology Hardware, Storage & Peripherals (3.6%):
107,910	Apple, Inc.	17,685,633
728	Astro-Med, Inc.	10,192
2,354	Avid Technology, Inc.*	12,688
2,472	Cray, Inc.*^	59,822
2,278	Diebold, Inc.^	37,245
1,956	Eastman Kodak Co.*	6,064
2,044	Electronics for Imaging, Inc.*^	60,359
16,417	Hewlett Packard Enterprise Co.	235,748
28,215	HP, Inc.	592,797
7,166	NCR Corp.*^	243,572
9,540	NetApp, Inc.	527,753
9,753	Seagate Technology plc^	408,066
2,522	Stratasys, Ltd.*	50,339
2,313	Super Micro Computer, Inc.*^	48,400
6,156	Western Digital Corp.	489,587
9,194	Xerox Corp.	268,005

		20,736,270

Textiles, Apparel & Luxury Goods (1.0%):
2,618	Carter’s, Inc.	307,589
484	Cherokee, Inc.*	920
3,392	Columbia Sportswear Co.^	243,817
4,393	Crocs, Inc.*^	55,528
810	Culp, Inc.^	27,135
1,758	Deckers Outdoor Corp.*^	141,080
3,440	Fossil Group, Inc.*^	26,729

Shares		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
2,480	G-III Apparel Group, Ltd.*	$91,487
13,867	Hanesbrands, Inc.^	289,959
3,172	Iconix Brand Group, Inc.*^	4,092
3,598	Lululemon Athletica, Inc.*	282,766
7,166	Michael Kors Holdings, Ltd.*	451,100
26,439	Nike, Inc., Class C	1,653,758
1,259	Oxford Industries, Inc.^	94,664
600	Perry Ellis International, Inc.*	15,024
1,405	PVH Corp.	192,780
1,477	Ralph Lauren Corp.^	153,150
570	Rocky Brands, Inc.	10,773
3,577	Sequential Brands Group, Inc.*	6,367
7,159	Skechers U.S.A., Inc., Class A*	270,897
2,863	Steven Madden, Ltd.*	133,702
700	Superior Uniform Group, Inc.	18,697
9,539	Tapestry, Inc.	421,910
3,720	Under Armour, Inc., Class A*	53,680
3,746	Under Armour, Inc., Class C*^	49,897
1,027	Unifi, Inc.*	36,838
802	Vera Bradley, Inc.*	9,768
5,997	VF Corp.	443,778
3,237	Wolverine World Wide, Inc.^	103,196

		5,591,081

Thrifts & Mortgage Finance (0.5%):
3,548	Bank Mutual Corp.	37,786
1,591	BankFinancial Corp.	24,406
4,285	Beneficial Bancorp, Inc.	70,488
4,484	BofI Holding, Inc.*^	134,072
311	BSB Bancorp, Inc.*	9,097
7,721	Capitol Federal Financial, Inc.	103,539
1,278	Charter Financial Corp.	22,416
2,063	Clifton Bancorp, Inc.	35,277
2,791	Dime Community Bancshares	58,471
855	ESSA Bancorp, Inc.	13,398
4,321	Essent Group, Ltd.*	187,618
403	Federal Agricultural Mortgage Corp.	31,531
408	First Capital, Inc.	14,994
772	First Defiance Financial Corp.	40,121
3,976	Flagstar Bancorp, Inc.*^	148,781
8	Greene County Bancorp, Inc.	261
155	Hingham Institution for Savings	32,085
1,670	HomeStreet, Inc.*	48,347
787	HopFed Bancorp, Inc.	11,191
613	IF Bancorp, Inc.^	12,076
966	Impac Mortgage Holdings, Inc.*	9,815
5,119	Kearny Financial Corp.	73,970
1,249	Kentucky First Federal Bancorp^	11,179
750	Lake Shore Bancorp, Inc.	12,863
194	LendingTree, Inc.*^	66,047
759	Malvern Bancorp, Inc.*	19,886
3,570	Meridian Bancorp, Inc.	73,542

Continued

25

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
484	Meta Financial Group, Inc.	$44,843
19,071	MGIC Investment Corp.*	269,091
5,566	Nationstar Mortgage Holdings, Inc.*^	102,971
10,538	New York Community Bancorp, Inc.^	137,204
3,378	NMI Holdings, Inc., Class A*	57,426
1,311	Northeast Community Bancorp, Inc.	13,241
2,984	Northfield Bancorp, Inc.	50,967
5,417	Northwest Bancshares, Inc.^	90,626
2,643	Oceanfirst Financial Corp.	69,379
503	Oconee Federal Financial Corp.^	14,436
6,975	Ocwen Financial Corp.*^	21,832
3,358	Oritani Financial Corp.^	55,071
1,218	PennyMac Financial Services, Inc., Class A*^	27,222
3,040	PHH Corp.*	31,312
679	Provident Financial Holdings, Inc.	12,494
4,039	Provident Financial Services, Inc.	108,932
8,756	Radian Group, Inc.	180,460
420	Riverview Bancorp, Inc.	3,641
967	SI Financial Group, Inc.	14,215
561	Southern Missouri Bancorp, Inc.	21,088
733	Territorial Bancorp, Inc.^	22,628
5,881	TFS Financial Corp.	87,862
7,273	TrustCo Bank Corp.	66,912
3,739	United Community Financial Corp.	34,137
3,669	United Financial Bancorp, Inc.	64,721
3,636	Washington Federal, Inc.	124,533
2,036	Waterstone Financial, Inc.	34,714
2,381	Wawlker & Dunlop, Inc.*	113,098
1,498	Western New England BanCorp, Inc.	16,328
1,534	WSFS Financial Corp.	73,402

		3,268,043

Tobacco (1.0%):
43,143	Altria Group, Inc.	3,080,843
25,293	Philip Morris International, Inc.	2,672,205
1,284	Universal Corp.	67,410
7,688	Vector Group, Ltd.^	172,057

		5,992,515

Trading Companies & Distributors (0.7%):
7,861	Air Lease Corp.^	378,035
4,508	Aircastle, Ltd.	105,442
2,594	Applied Industrial Technologies, Inc.	176,651
2,840	Beacon Roofing Supply, Inc.*	181,078
3,157	BMC Stock Holdings, Inc.*	79,872
1,592	CAI International, Inc.*	45,085
644	DXP Enterprises, Inc.*	19,043
8,797	Fastenal Co.^	481,108
2,334	GMS, Inc.*	87,852
2,000	H&E Equipment Services, Inc.	81,300
6,084	HD Supply Holdings, Inc.*	243,543
1,299	Herc Holdings, Inc.*	81,330
1,307	Huttig Building Products, Inc.*^	8,692
1,854	Kaman Corp., Class A	109,089

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Trading Companies & Distributors, continued
5,602	MRC Global, Inc.*	$94,786
2,233	MSC Industrial Direct Co., Inc., Class A	215,842
4,627	NOW, Inc.*^	51,036
1,902	Rush Enterprises, Inc., Class A*	96,641
651	Titan Machinery, Inc.*	13,782
1,007	TransAct Technologies, Inc.*	14,350
2,536	Triton International, Ltd.	94,973
2,958	United Rentals, Inc.*	508,510
5,034	Univar, Inc.*	155,853
1,184	Veritiv Corp.*^	34,218
2,033	W.W. Grainger, Inc.^	480,296
1,734	Watsco, Inc.	294,849
84	Watsco, Inc., Class B	13,789
2,455	WESCO International, Inc.*	167,308

		4,314,353

Transportation Infrastructure (0.0%):
2,859	Macquarie Infrastructure Corp.^	183,548

Water Utilities (0.2%):
2,327	American States Water Co.	134,757
3,393	American Water Works Co., Inc.^	310,425
3,824	Aqua America, Inc.^	150,015
491	Artesian Resources Corp.	18,933
2,491	California Water Service Group	112,967
665	Connecticut Water Service, Inc.	38,178
979	Middlesex Water Co.	39,072
669	Pure Cycle Corp.*	5,586
1,234	SJW Corp.	78,766
772	York Water Co. (The)^	26,171

		914,870

Wireless Telecommunication Services (0.2%):
2,055	Boingo Wireless, Inc.*	46,238
4,154	Shenandoah Telecommunications Co.	140,405
1,649	Spok Holdings, Inc.	25,807
15,850	Sprint Corp.*^	93,357
4,567	Telephone & Data Systems, Inc.	126,963
7,271	T-Mobile US, Inc.*	461,780
782	United States Cellular Corp.*	29,427

		923,977

Total Common Stocks (Cost $462,988,408)		581,712,614

Rights (0.0%):
Biotechnology (0.0%):
2,582	Dyax Corp. CVR, Expires on 12/31/19*(a)(b)	8,701

Media (0.0%):
9,820	Media General, Inc. CVR, Expires on 1/18/18*(a)(b)	982

Total Rights (Cost $3,043)		9,683

Securities Held as Collateral for Securities on Loan (9.7%):
$56,537,757	AZL DFA U.S. Core Equity Fund Securities Lending Collateral Account(c)	56,537,757

Total Securities Held as Collateral for Securities on Loan (Cost $56,537,757)		56,537,757

Continued

26

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Unaffiliated Investment Company (0.2%):
$1,146,131	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.11%(d)	$1,146,131

Total Unaffiliated Investment Company (Cost $1,146,131)		1,146,131

Total Investment Securities (Cost $520,675,339)(e) — 109.4%		639,406,185
Net other assets (liabilities) — (9.4)%		(55,185,202)

Net Assets — 100.0%		$584,220,983

Percentages indicated are based on net assets as of December 31, 2017.

ADR—American Depositary Receipt

CVR—Contingency Valued Rights

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $54,786,045.

(a)	The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.04% of the net assets of the Fund.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2017. The total of all such securities represent 0.00% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(d)	The rate represents the effective yield at December 31, 2017.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

27

AZL DFA U.S. Core Equity Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment securities, at cost	$520,675,339

Investment securities, at value*	$639,406,185
Cash	6,822
Interest and dividends receivable	537,173
Receivable for investments sold	1,855,634
Reclaims receivable	797
Prepaid expenses	3,426

Total Assets	641,810,037

Liabilities:
Payable for investments purchased	280,999
Payable for capital shares redeemed	337,758
Payable for collateral received on loaned securities	56,537,757
Manager fees payable	270,042
Administration fees payable	14,457
Distribution fees payable	125,020
Custodian fees payable	2,872
Administrative and compliance services fees payable	1,308
Transfer agent fees payable	762
Trustee fees payable	843
Other accrued liabilities	17,236

Total Liabilities	57,589,054

Net Assets	$584,220,983

Net Assets Consist of:
Capital	$444,202,135
Accumulated net investment income/(loss)	5,866,072
Accumulated net realized gains/(losses) from investment transactions	15,421,930
Net unrealized appreciation/(depreciation) on investments	118,730,846

Net Assets	$584,220,983

Shares of beneficial interest (unlimited number of shares authorized, no par value)	45,799,645
Net Asset Value (offering and redemption price per share)	$12.76

*	Includes securities on loan of $54,786,045.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends	$10,565,570
Interest	85
Income from securities lending	265,598
Other income	23,517
Foreign withholding tax	(2,220)

Total Investment Income	10,852,550

Expenses:
Manager fees	4,661,047
Administration fees	166,906
Distribution fees	1,456,575
Custodian fees	22,842
Administrative and compliance services fees	7,419
Transfer agent fees	6,049
Trustee fees	26,537
Professional fees	31,958
Shareholder reports	8,852
Other expenses	14,806

Total expenses before reductions	6,402,991
Less expenses voluntarily waived/reimbursed by the Manager	(1,514,844)

Net expenses	4,888,147

Net Investment Income/(Loss)	5,964,403

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions and foreign currencies	15,378,569
Change in net unrealized appreciation/depreciation on investments	87,380,355

Net Realized/Unrealized Gains/(Losses) on Investments	102,758,924

Change in Net Assets Resulting From Operations	$108,723,327

See accompanying notes to the financial statements.

28

AZL DFA U.S. Core Equity Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$5,964,403	$6,769,827
Net realized gains/(losses) on investment transactions	15,378,569	1,787,765
Change in unrealized appreciation/depreciation on investments	87,380,355	65,900,402

Change in net assets resulting from operations	108,723,327	74,457,994

Distributions to Shareholders:
From net investment income	(6,644,057)	(5,009,038)
From net realized gains	(1,224,266)	—

Change in net assets resulting from distributions to shareholders	(7,868,323)	(5,009,038)

Capital Transactions:
Proceeds from shares issued	7,612,367	59,090,768
Proceeds from dividends reinvested	7,868,323	5,009,038
Value of shares redeemed	(114,202,622)	(109,037,201)

Change in net assets resulting from capital transactions	(98,721,932)	(44,937,395)

Change in net assets	2,133,072	24,511,561
Net Assets:
Beginning of period	582,087,911	557,576,350

End of period	$584,220,983	$582,087,911

Accumulated net investment income/(loss)	$5,866,072	$6,602,252

Share Transactions:
Shares issued	661,904	5,965,055
Dividends reinvested	666,807	503,927
Shares redeemed	(9,741,917)	(10,989,431)

Change in shares	(8,413,206)	(4,520,449)

See accompanying notes to the financial statements.

29

AZL DFA U.S. Core Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2017	Year Ended December 31, 2016	April 27, 2015 to December 31, 2015(a)
Net Asset Value, Beginning of Period	$10.74	$9.49	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.15	0.13	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	2.04	1.21	(0.59)

Total from Investment Activities	2.19	1.34	(0.51)

Dividends to Shareholders From:
Net Investment Income	(0.14)	(0.09)	—
Net Realized Gains	(0.03)	—	—

Total Dividends	(0.17)	(0.09)	—

Net Asset Value, End of Period	$12.76	$10.74	$9.49

Total Return(b)	20.45%	14.25%	(5.10	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$584,221	$582,088	$557,576
Net Investment Income/(Loss)(d)	1.02%	1.24%	1.12%
Expenses Before Reductions(d)(e)	1.10%	1.10%	1.12%
Expenses Net of Reductions(d)	0.84%	0.84%	0.86%
Portfolio Turnover Rate	2%	10%	12	%(c)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

30

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA U.S. Core Equity Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of gain/loss and other permanent adjustments), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

31

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2017

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $55 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $24,240 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The fund had securities lending transactions of $56,537,757 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2017.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2017, the Fund did not engage in any such transactions under the Rule.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL DFA U.S. Core Equity Fund	0.80%	1.20%

*	The Manager voluntarily reduced the management fee to 0.54% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum

32

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2017

annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $6,244 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

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AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2017

Investment Securities:	Level 1	Level 2	Other^	Total

Common Stocks
Diversified Financial Services	$3,830,276	$1,302	$—	$3,831,578
Other Commons Stocks+	577,881,036	—	—	577,881,036
Rights	—	9,683	—	9,683
Securities Held as Collateral for Securities on Loan	—	—	56,537,757	56,537,757
Unaffiliated Investment Company	1,146,131	—	—	1,146,131

Total Investments	$582,857,443	$10,985	$56,537,757	$639,406,185

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL DFA U.S. Core Equity Fund	$14,350,201	$112,912,178

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $520,604,595. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$148,002,672
Unrealized (depreciation)	(29,201,082)

Net unrealized appreciation/(depreciation)	$118,801,590

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA U.S. Core Equity Fund	$6,644,057	$1,224,266	$7,868,323

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2017

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA U.S. Core Equity Fund	$5,009,038	$—	$5,009,038

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL DFA U.S. Core Equity Fund	$6,440,607	$14,776,651	$—	$118,801,590	$140,018,848

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 75% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL DFA U.S. Core Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the two-year period then ended and the period from April 27, 2015 (commencement of operations) to December 31, 2015. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from April 27, 2015 to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividendsreceived deductions available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $1,224,266.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available,without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th isavailable (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’swebsite at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

39

objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

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The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

41

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

42

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

43

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.

These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® DFA U.S. Small Cap Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA U.S. Small Cap Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA U.S. Small Cap Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® DFA U.S. Small Cap Fund (the “Fund”) returned 10.87%. That compared to a 14.65% total return for its benchmark, the Russell 2000® Index1.

U.S. equities rallied to record highs as a strengthening economy powered high profit growth during the 12-month period. Gains were consistent despite increased political instability in the U.S. and other countries. As confidence in the global recovery grew, investors favored growth-oriented stocks over more defensive shares.

Improved U.S. economic and employment data was tempered somewhat by weak housing indicators in the second and third quarters. Robust consumer demand helped information technology far outpace the other sectors, with the materials and industrials sectors also posting healthy returns. As forecast in late 2016, the U.S. Federal Reserve raised interest rates three times (a total of 0.75%) in 2017 in response to improving economic conditions.

In general, small-cap stocks underperformed their large-cap counterparts for the period. Value stocks underperformed growth in both the large- and small-cap dimensions.

Profitability premiums were mixed in the U.S. market for the period. In the small-cap growth segment, stocks with the lowest profitability and highest relative price outperformed higher-profitability stocks. However, higher-profitability stocks generally outperformed throughout the rest of the small-cap universe, and among large-caps.

The Fund underperformed its benchmark for the 12-month period. The Fund’s exclusion of stocks with the lowest profitability and highest relative price primarily drove underperformance, as those securities outperformed, particularly in the healthcare sector.*

Conversely, the Fund’s general exclusion of real estate investment trusts2 (REITs) benefited relative performance, as REITs underperformed the overall index.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

1

AZL® DFA U.S. Small Cap Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of small-capitalization U.S. companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Total Returns as of December 31, 2017

	1 Year	Since Inception (4/27/15)
AZL® DFA U.S. Small Cap Fund	10.87%	9.43%
Russell 2000® Index	14.65%	9.45%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA U.S. Small Cap Fund	1.14%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 2000® Index, which is an unmanaged market capitalization-weighted index comprised of the 2,000 smallest companies listed in the Russell 3000® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA U.S. Small Cap Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA U.S. Small Cap Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL DFA U.S. Small Cap Fund	$1,000.00	$1,090.50	$5.27	1.00%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL DFA U.S. Small Cap Fund	$1,000.00	$1,020.18	$5.09	1.00%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	21.3%
Industrials	20.8
Consumer Discretionary	16.4
Information Technology	13.8
Health Care	8.1
Materials	5.5
Utilities	4.2
Energy	4.1
Consumer Staples	4.0
Telecommunication Services	1.2
Real Estate	0.7

Total Common Stocks	100.1
Right	— ^
Securities Held as Collateral for Securities on Loan	27.4

Total Investment Securities	127.5
Net other assets (liabilities)	(27.5)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks (100.1%):
Aerospace & Defense (1.8%):
1,397	AAR Corp.	$54,888
12,122	Aerojet Rocketdyne Holdings, Inc.*	378,206
3,952	AeroVironment, Inc.*^	221,944
1,402	Air Industries Group, Inc.*	2,369
5,128	Arotech Corp.*	18,204
3,415	Astronics Corp.*	141,620
7,876	Axon Enterprise, Inc.*^	208,714
685	CPI Aerostructures, Inc.*	6,131
4,364	Cubic Corp.	257,258
774	Curtiss-Wright Corp.	94,312
766	Ducommun, Inc.*	21,793
3,343	Engility Holdings, Inc.*	94,841
1,175	Esterline Technologies Corp.*	87,773
3,376	Innovative Solutions & Support, Inc.*	9,925
7,000	KLX, Inc.*	477,751
11,071	Kratos Defense & Security Solutions, Inc.*	117,242
2,837	Maxar Technologies, Ltd.	182,476
4,348	Mercury Computer Systems, Inc.*	223,270
5,351	Moog, Inc., Class A*	464,734
66	Moog, Inc., Class B*	5,509
1,184	National Presto Industries, Inc.	117,749
590	Sparton Corp.*	13,605
333	Tel-Instrument Electronics Corp.*	866
7,022	The KEYW Holding Corp.*^	41,219
6,548	Triumph Group, Inc.^	178,106
459	Vectrus, Inc.*	14,160
15,588	WESCO Aircraft Holdings, Inc.*^	115,351

		3,550,016

Air Freight & Logistics (0.6%):
492	Air T, Inc.*	12,128
13,319	Air Transport Services Group, Inc.*	308,202
1,862	Atlas Air Worldwide Holdings, Inc.*^	109,206
4,235	Echo Global Logistics, Inc.*	118,580
4,353	Forward Air Corp.	250,036
5,582	Hub Group, Inc.*	267,378
2,328	Park-Ohio Holdings Corp.	106,972
5,212	Radiant Logistics, Inc.*	23,975

		1,196,477

Airlines (0.4%):
2,342	Allegiant Travel Co.^	362,425
7,320	Hawaiian Holdings, Inc.	291,702
1,113	SkyWest, Inc.	59,100
2,668	Spirit Airlines, Inc.*	119,660

		832,887

Auto Components (1.9%):
12,952	American Axle & Manufacturing Holdings, Inc.*^	220,573
8,007	Cooper Tire & Rubber Co.^	283,047
2,216	Cooper-Standard Holding, Inc.*	271,460
11,599	Dana Holding Corp.	371,284
4,979	Dorman Products, Inc.*^	304,416
5,394	Fox Factory Holding Corp.*^	209,557

Shares		Fair Value
Common Stocks, continued
Auto Components, continued
5,653	Gentherm, Inc.*	$179,483
3,680	Horizon Global Corp.*	51,594
3,713	LCI Industries^	482,690
7,745	Modine Manufacturing Co.*	156,449
2,866	Motorcar Parts of America, Inc.*^	71,621
1,992	Shiloh Industries, Inc.*	16,334
6,373	Spartan Motors, Inc.	100,375
3,444	Standard Motor Products, Inc.^	154,670
5,329	Stoneridge, Inc.*	121,821
733	Strattec Security Corp.	31,922
4,822	Tenneco, Inc.	282,280
3,420	Tower International, Inc.	104,481
3,073	Visteon Corp.*	384,555
4,313	VOXX International Corp.*^	24,153

		3,822,765

Automobiles (0.1%):
4,607	Winnebago Industries, Inc.^	256,149

Banks (13.0%):
1,584	1st Constitution Bancorp	29,225
4,120	1st Source Corp.^	203,734
2,359	Access National Corp.	65,675
410	ACNB Corp.	12,116
1,639	American National Bankshares, Inc.	62,774
346	American River Bankshares	5,277
5,842	Ameris Bancorp	281,584
1,649	Ames National Corp.	45,925
294	Anchor Bancorp, Inc.*	7,291
2,572	Arrow Financial Corp.^	87,319
10,707	Associated Banc-Corp.	271,958
13	Auburn National Bancorp, Inc.	511
6,594	Banc of California, Inc.^	136,166
4,814	BancFirst Corp.	246,236
772	Bancorp of New Jersey, Inc.	14,089
9,752	Bancorp, Inc. (The)*	96,350
13,499	BancorpSouth Bank	424,543
2,653	Bank of Commerce Holdings	30,510
3,143	Bank of Hawaii Corp.^	269,355
1,095	Bank of Marin Bancorp^	74,460
441	Bank of South Carolina Corp.	8,511
4,201	Banner Corp.	231,559
2,449	Bar Harbor Bankshares	66,147
1,367	Bay Bancorp, Inc.*	16,814
595	BCB Bancorp, Inc.	8,628
4,723	Berkshire Hills Bancorp, Inc.	172,862
13,042	Boston Private Financial Holdings, Inc.^	201,499
2,206	Bridge Bancorp, Inc.	77,210
12,156	Brookline Bancorp, Inc.	190,849
2,989	Bryn Mawr Bank Corp.	132,114
74	C&F Financial Corp.	4,292
1,274	California First National Bancorp	19,212
2,359	Camden National Corp.	99,385
3,242	Capital City Bank Group, Inc.	74,371

Continued

4

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Banks, continued
1,218	Carolina Financial Corp.	$45,249
10,925	Cathay General Bancorp	460,706
8,484	Centerstate Banks, Inc.	218,293
5,261	Central Pacific Financial Corp.	156,936
1,141	Central Valley Community Bancorp	23,025
511	Century Bancorp, Inc.	39,986
5,879	Chemical Financial Corp.	314,350
940	Chemung Financial Corp.	45,214
2,509	Citizens & Northern Corp.^	60,216
261	Citizens First Corp.	6,264
718	Citizens Holding Co.	16,622
2,576	City Holding Co.^	173,803
797	Civista Bancshares, Inc.	17,534
2,720	CNB Financial Corp.	71,373
5,330	CoBiz Financial, Inc.^	106,547
78	Codorus Valley Bancorp, Inc.	2,147
56	Colony Bankcorp, Inc.	815
10,846	Columbia Banking System, Inc.	471,149
7,268	Community Bank System, Inc.	390,654
3,296	Community Bankers Trust Corp.*	26,862
2,698	Community Trust Bancorp, Inc.	127,076
525	Community West Bancshares	5,618
5,611	ConnectOne Bancorp, Inc.	144,483
5,060	Customers Bancorp, Inc.*	131,509
16,555	CVB Financial Corp.^	390,036
130	DNB Financial Corp.	4,381
609	Eagle Bancorp Montana, Inc.	12,759
4,678	Eagle Bancorp, Inc.*	270,856
3,787	Enterprise Financial Services Corp.	170,983
300	Equity Bancshares, Inc.*	10,623
534	Evans Bancorp, Inc.	22,375
7,106	F.N.B. Corp.	98,205
1,103	Farmers Capital Bank Corp.	42,466
2,582	Farmers National Banc Corp.	38,085
242	Fauquier Bankshares, Inc.	5,295
819	FCB Financial Holdings, Inc.*	41,605
3,915	Fidelity Southern Corp.	85,347
2,609	Financial Institutions, Inc.	81,140
34,474	First Bancorp*	175,818
4,473	First Bancorp	157,942
2,165	First Bancorp, Inc.	58,953
965	First Bancshares, Inc. (The)	33,003
5,871	First Busey Corp.	175,778
940	First Business Financial Services, Inc.	20,793
233	First Citizens BancShares, Inc., Class A	93,899
3,144	First Commonwealth Financial Corp.	45,022
3,514	First Community Bankshares	100,957
2,774	First Connecticut Bancorp, Inc.	72,540
9,698	First Financial Bancorp	255,542
9,006	First Financial Bankshares, Inc.^	405,719
2,100	First Financial Corp.	95,235
1,717	First Financial Northwest, Inc.	26,631

Shares		Fair Value
Common Stocks, continued
Banks, continued
2,578	First Foundation, Inc.*	$47,796
12,206	First Horizon National Corp.	243,998
5,154	First Interstate BancSystem, Class A	206,418
6,546	First Merchants Corp.	275,325
12,960	First Midwest Bancorp, Inc.	311,170
3,897	First of Long Island Corp. (The)	111,065
28	First Savings Financial Group	1,610
234	First United Corp.*	4,083
908	First US Bancshares, Inc.^	11,622
4,932	Flushing Financial Corp.	135,630
279	Franklin Financial Network, Inc.*	9,514
25,457	Fulton Financial Corp.	455,679
4,183	German American Bancorp, Inc.^	147,785
11,162	Glacier Bancorp, Inc.^	439,670
2,265	Great Southern Bancorp, Inc.	116,987
1,459	Great Western Bancorp, Inc.	58,068
885	Green BanCorp, Inc.*^	17,966
3,876	Guaranty Bancorp	107,171
2,405	Hancock Holding Co.	119,048
4,853	Hanmi Financial Corp.	147,289
39	Hawthorn Bancshares, Inc.	809
3,898	Heartland Financial USA, Inc.	209,128
5,183	Heritage Financial Corp.	159,636
5,806	Hertiage Commerce Corp.	88,948
15,083	Hilltop Holdings, Inc.	382,052
10,764	Home Bancshares, Inc.	250,263
3,318	Hometrust Bancshares, Inc.*	85,439
18,841	Hope BanCorp, Inc.	343,848
2,971	Horizon Bancorp	82,594
1,773	IBERIABANK Corp.	137,408
4,227	Independent Bank Corp.^	295,256
3,196	Independent Bank Group, Inc.	216,050
9,938	International Bancshares Corp.	394,538
7,007	Lakeland Bancorp, Inc.	134,885
4,322	Lakeland Financial Corp.^	209,574
782	Landmark Bancorp, Inc.	22,678
1,512	LCNB Corp.	30,920
7,298	LegacyTexas Financial Group, Inc.	308,049
5,225	Macatawa Bank Corp.	52,250
1,048	Mackinac Financial Corp.	16,768
2,883	Mainsource Financial Group, Inc.	104,682
2,092	MB Financial, Inc.	93,136
1,565	MBT Financial Corp.	16,589
2,659	Mercantile Bank Corp.	94,049
442	Midland States BanCorp, Inc.	14,356
1,441	MidWestone Financial Group, Inc.	48,317
892	MutualFirst Financial, Inc.	34,387
4,474	National Bank Holdings Corp.	145,092
1,309	National Bankshares, Inc.	59,494
410	National Commerce Corp.*	16,503
6,403	NBT Bancorp, Inc.^	235,630
378	Nicolet Bankshares, Inc.*^	20,692

Continued

5

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Banks, continued
1,136	Northeast Bancorp^	$26,298
657	Northrim Bancorp, Inc.^	22,239
609	Norwood Financial Corp.	20,097
7,468	OFG Bancorp	70,199
183	Ohio Valley Banc Corp.	7,393
2,029	Old Line Bancshares, Inc.	59,734
19,364	Old National Bancorp^	337,902
1,004	Old Point Financial Corp.	29,869
3,314	Old Second Bancorp, Inc.	45,236
1,178	Opus Bank*^	32,159
1,398	Orrstown Financial Services, Inc.	35,300
1,718	Pacific Mercantile Bancorp*	15,033
4,430	Pacific Premier Bancorp, Inc.*	177,200
2,309	Park National Corp.^	240,136
1,353	Parke Bancorp, Inc.	27,804
2,884	Peapack-Gladstone Financial Corp.	100,998
968	Penns Woods Bancorp, Inc.	45,089
434	Peoples Bancorp of NC	13,319
3,369	Peoples Bancorp, Inc.	109,897
452	People’s Utah BanCorp	13,696
3,264	Popular, Inc.	115,839
1,000	Porter Bancorp, Inc.*	14,400
2,285	Preferred Bank Los Angeles^	134,312
955	Premier Financial Bancorp, Inc.	19,176
1,118	QCR Holdings, Inc.	47,906
5,547	Renasant Co.	226,817
2,499	Republic Bancorp, Inc., Class A	95,012
6,466	Republic First Bancorp, Inc.*^	54,638
5,001	S & T Bancorp, Inc.^	199,090
320	Salisbury Bancorp, Inc.	14,368
3,630	Sandy Spring Bancorp, Inc.	141,643
552	SB Financial Group, Inc.	10,206
6,202	Seacoast Banking Corp.*	156,352
1,252	Select Bancorp, Inc.*	15,813
2,703	ServisFirst Bancshares, Inc.^	112,175
2,325	Shore Bancshares, Inc.	38,828
2,333	Sierra Bancorp	61,964
6,330	Simmons First National Corp., Class A	361,443
4,213	South State Corp.	367,163
562	Southern First Bancshares, Inc.*	23,183
2,309	Southern National Bancorp^	37,013
4,453	Southside Bancshares, Inc.^	149,977
88	Southwest Georgia Financial Corp.	2,112
6,242	State Bank Financial Corp.	186,261
29,582	Sterling Bancorp	727,716
690	Stewardship Financial Corp.^	7,073
3,509	Stock Yards Bancorp, Inc.^	132,289
682	Summit Financial Group, Inc.	17,950
1,203	Summit State Bank	15,398
2,160	Sun Bancorp, Inc.	52,488
625	Sussex Bancorp	16,813
21,638	TCF Financial Corp.	443,578

Shares		Fair Value
Common Stocks, continued
Banks, continued
1,427	Texas Capital Bancshares, Inc.*	$126,860
2,166	Tompkins Financial Corp.^	176,204
9,685	TowneBank^	297,814
4,274	TriCo Bancshares	161,814
4,406	Tristate Capital Holdings, Inc.*	101,338
200	Triumph BanCorp, Inc.*	6,300
10,347	Trustmark Corp.^	329,655
98	Two River Bancorp	1,777
3,397	UMB Financial Corp.^	244,312
6,478	Union Bankshares Corp.	234,309
249	Union Bankshares, Inc.^	13,185
450	United Bancshares, Inc.	9,945
4,132	United Bankshares, Inc.	143,587
3,612	United Community Banks, Inc.	101,642
916	United Security Bancshares	10,076
42	Unity Bancorp, Inc.	830
4,339	Univest Corp.^	121,709
33,761	Valley National Bancorp^	378,798
398	Veritex Holdings, Inc.*	10,981
2,963	Washington Trust Bancorp	157,780
456	WashingtonFirst Bankshare, Inc.	15,623
2,067	Webster Financial Corp.^	116,083
127	Wellesley Bank	3,683
6,412	WesBanco, Inc.	260,648
2,806	West Bancorp	70,571
4,131	Westamerica Bancorp^	246,001
2,060	Wintrust Financial Corp.	169,682
83	Xenith Bankshares, Inc.*	2,808

		25,931,493

Beverages (0.5%):
547	Boston Beer Co., Inc. (The), Class A*^	104,532
1,011	Coca-Cola Bottling Co. Consolidated^	217,628
1,920	Craft Brewers Alliance, Inc.*	36,864
2,640	MGP Ingredients, Inc.	202,963
3,583	National Beverage Corp.^	349,128
1,846	Primo Water Corp.*^	23,204
985	Willamette Valley Vineyards, Inc.*	8,205

		942,524

Biotechnology (1.1%):
5,582	Achillion Pharmaceuticals, Inc.*	16,076
3,661	Acorda Therapeutics, Inc.*^	78,528
1,905	Alder Biopharmaceuticals, Inc.*	21,812
1,397	AMAG Pharmaceuticals, Inc.*^	18,510
2,800	Amicus Therapeutics, Inc.*^	40,292
3,846	Aptevo Therapeutics, Inc.*^	16,307
3,629	Atara Biotherapeutics, Inc.*	65,685
3,900	Atyr Pharma, Inc.*	13,650
1,280	Biospecifics Technologies Corp.*	55,462
740	Bluebird Bio, Inc.*^	131,794
3,300	Cascadian Therapeutics, Inc.*	12,210
6,042	Celldex Theraputics, Inc.*^	17,159

Continued

6

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Biotechnology, continued
4,691	Chimerix, Inc.*	$21,719
6,811	Emergent Biosolutions, Inc.*	316,508
3,175	Enanta Pharmaceuticals, Inc.*	186,309
1,280	Five Prime Therapeutics, Inc.*^	28,058
370	Fortress Biotech, Inc.*	1,476
592	ImmuCell Corp.*	5,198
11,121	Insys Therapeutics, Inc.*^	106,984
1,694	Intellia Therapeutics, Inc.*	32,559
2,838	Karyopharm Therapeutics, Inc.*	27,245
2,769	Kindred Biosciences, Inc.*	26,167
1,057	Ligand Pharmaceuticals, Inc., Class B*^	144,735
1,612	Macrogenics, Inc.*	30,628
3,803	Mimedx Group, Inc.*^	47,956
2,500	Mirati Therapeutics, Inc.*^	45,625
9,783	Myriad Genetics, Inc.*	335,998
19,735	OPKO Health, Inc.*	96,702
2,308	Otonomy, Inc.*	12,809
27,986	PDL BioPharma, Inc.*^	76,682
1,429	Pfenex, Inc.*	3,801
1,357	Recro Pharma, Inc.*	12,552
3,247	Retrophin, Inc.*	68,414
2,100	Spectrum Pharmaceuticals, Inc.*^	39,795
1,000	Syndax Pharmaceuticals, Inc.*	8,760
7,380	Trevena, Inc.*	11,808
6,962	Verastem, Inc.*	21,373
3,399	Zafgen, Inc.*	15,703

		2,213,049

Building Products (1.9%):
7,876	AAON, Inc.^	289,049
2,186	Advanced Drainage Systems, Inc.^	52,136
2,533	American Woodmark Corp.*	329,923
4,114	Apogee Enterprises, Inc.^	188,133
3,226	Armstrong Flooring, Inc.*	54,584
6,018	Armstrong World Industries, Inc.*	364,390
14,981	Builders FirstSource, Inc.*	326,436
1,725	Continental Building Products, Inc.*	48,559
308	Continental Materials Corp.*	5,852
815	Csw Industrials, Inc.*	37,449
1,117	Gibraltar Industries, Inc.*	36,861
3,294	Insteel Industries, Inc.^	93,286
10,561	NCI Building Systems, Inc.*	203,827
3,771	Patrick Industries, Inc.*	261,896
8,952	PGT, Inc.*	150,841
11,370	Ply Gem Holdings, Inc.*	210,345
4,793	Quanex Building Products Corp.	112,156
7,059	Simpson Manufacturing Co., Inc.	405,258
4,288	Trex Co., Inc.*	464,777
1,413	Universal Forest Products, Inc.	53,157

		3,688,915

Capital Markets (1.8%):
3,202	Artisan Partners Asset Management, Inc., Class A^	126,479
16,159	BGC Partners, Inc., Class A	244,162

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
6,803	Cohen & Steers, Inc.^	$321,713
575	Diamond Hill Investment Group	118,830
1,648	Donnelley Financial Solutions, Inc.*	32,120
7,007	Federated Investors, Inc., Class B^	252,813
3,639	Financial Engines, Inc.^	110,262
8,015	Gain Capital Holdings, Inc.^	80,150
1,201	GAMCO Investors, Inc., Class A	35,610
4,915	Greenhill & Co., Inc.	95,843
211	Hennessy Advisors, Inc.	3,490
1,116	Houlihan Lokey, Inc.	50,700
10,023	Interactive Brokers Group, Inc., Class A^	593,461
3,072	INTL FCStone, Inc.*	130,652
1,911	Investment Technology Group, Inc.	36,787
2,461	Janus Henderson Group plc	94,158
34,837	Ladenburg Thalmann Financial Services, Inc.	110,085
844	LPL Financial Holdings, Inc.	48,226
2,775	Manning & Napier, Inc.^	9,990
1,649	Moelis & Co., Class A	79,977
1,854	Morningstar, Inc.	179,782
4,539	Om Asset Management plc	76,028
2,541	Oppenheimer Holdings, Class A	68,099
806	PJT Partners, Inc.^	36,754
2,624	Pzena Investment Management, Inc.	27,998
3,824	Safeguard Scientifics, Inc.*	42,829
1,619	Silvercrest Asset Management Group, Inc., Class A^	25,985
1,266	Stifel Financial Corp.	75,403
207	Value Line, Inc.	4,005
1,049	Virtu Financial, Inc.^	19,197
345	Virtus Investment Partners, Inc.	39,692
1,678	Westwood Holdings, Inc.	111,100
21,433	WisdomTree Investments, Inc.	268,983

		3,551,363

Chemicals (2.7%):
4,314	A. Schulman, Inc.	160,697
3,852	Advansix, Inc.*	162,054
5,740	American Vanguard Corp.	112,791
4,463	Balchem Corp.	359,717
3,659	Cabot Corp.	225,358
8,556	Calgon Carbon Corp.^	182,243
1,192	Chase Corp.	143,636
1,403	Core Molding Technologies, Inc.	30,445
2,886	Ferro Corp.*	68,081
2,318	Flotek Industries, Inc.*^	10,802
7,277	Futurefuel Corp.	102,533
3,321	GCP Applied Technologies, Inc.*	105,940
7,303	H.B. Fuller Co.	393,412
1,989	Hawkins, Inc.	70,013
796	Ingevity Corp.*	56,094
2,429	Innophos Holdings, Inc.	113,507
3,359	Innospec, Inc.	237,145
14,475	Intrepid Potash, Inc.*	68,901
2,103	KMG Chemicals, Inc.	138,966

Continued

7

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
638	Koppers Holdings, Inc.*	$32,474
4,651	Kraton Performance Polymers, Inc.*	224,039
12,087	Kronos Worldwide, Inc.^	311,482
4,373	LSB Industries, Inc.*	38,307
5,078	Minerals Technologies, Inc.	349,620
893	Northern Technologies International Corp.	22,146
6,607	Omnova Solutions, Inc.*	66,070
18,384	Platform Speciality Products Corp.*	182,369
3,797	PolyOne Corp.	165,170
2,081	Quaker Chemical Corp.	313,794
5,893	Rayonier Advanced Materials, Inc.	120,512
1,528	Sensient Technologies Corp.	111,773
3,257	Stepan Co.	257,205
279	TOR Minerals International, Inc.*	1,646
3,421	Trecora Resources*^	46,184
1,788	Tredegar Corp.	34,330
2,135	Trinseo SA	155,001
10,917	Tronox, Ltd., Class A	223,908

		5,398,365

Commercial Services & Supplies (3.4%):
8,156	ABM Industries, Inc.^	307,644
16,494	ACCO Brands Corp.*^	201,227
675	Acme United Corp.	15,795
1,580	AMREP Corp.*	11,060
8,754	ARC Document Solutions, Inc.*	22,323
7,230	Brady Corp., Class A	274,017
7,338	Brink’s Co. (The)	577,500
6,301	Casella Waste Systems, Inc.*	145,049
5,965	CECO Environmental Corp.	30,600
5,239	Civeo Corp.*	14,302
2,332	Clean Harbors, Inc.*	126,394
325	CompX International, Inc.	4,323
19,019	Covanta Holding Corp.^	321,421
1,356	Deluxe Corp.	104,195
535	Ecology and Environment, Inc., Class A	5,618
1,100	Ennis, Inc.	22,825
6,386	Essendant, Inc.	59,198
3,351	Healthcare Services Group, Inc.^	176,665
8,377	Herman Miller, Inc.	335,499
6,574	HNI Corp.	253,559
3,277	Hudson Technologies, Inc.*^	19,891
5,892	InnerWorkings, Inc.*	59,097
9,917	Interface, Inc.	249,413
4,059	Intersections, Inc.*	9,173
7,005	Kimball International, Inc., Class B	130,783
7,373	Knoll, Inc.	169,874
1,430	LSC Communications, Inc.	21,665
4,706	Matthews International Corp., Class A	248,477
3,955	McGrath Rentcorp	185,806
6,533	Mobile Mini, Inc.	225,389
5,829	MSA Safety, Inc.	451,863
2,406	Multi-Color Corp.^	180,089

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies, continued
2,566	NL Industries, Inc.*	$36,566
2,198	Perma-Fix Environmental Services, Inc.*	8,023
4,293	Pitney Bowes, Inc.	47,996
5,379	Quad Graphics, Inc.	121,565
3,757	SP Plus Corp.*	139,385
12,978	Steelcase, Inc., Class A	197,266
5,115	Team, Inc.*^	76,214
8,423	Tetra Tech, Inc.	405,567
2,218	UniFirst Corp.	365,748
3,362	US Ecology, Inc.^	171,462
3,364	Virco Manufacturing Co.	16,988
2,196	Vse Corp.	106,352

		6,653,866

Communications Equipment (1.5%):
7,162	ADTRAN, Inc.^	138,585
1,444	Applied Optoelectronics, Inc.*^	54,612
254	Bel Fuse, Inc., Class A	5,545
1,595	Bel Fuse, Inc., Class B	40,154
2,711	Black Box Corp.	9,624
5,439	CalAmp Corp.*^	116,558
7,919	Calix, Inc.*	47,118
12,737	Ciena Corp.*	266,585
980	Clearfield, Inc.*	12,005
1,808	ClearOne, Inc.^	16,182
316	Communications Systems, Inc.	1,150
2,902	Comtech Telecommunications Corp.	64,192
2,559	Digi International, Inc.*	24,438
6,028	EMCORE Corp.*	38,881
9,247	Extreme Networks, Inc.*	115,772
13,656	Finisar Corp.*^	277,899
12,360	Harmonic, Inc.*^	51,912
6,890	Infinera Corp.*	43,614
4,172	InterDigital, Inc.^	317,697
3,225	KVH Industries, Inc.*	33,379
1,952	Lumentum Holdings, Inc.*^	95,453
4,297	NETGEAR, Inc.*^	252,449
7,359	NetScout Systems, Inc.*^	224,082
2,391	Network-1 Technologies, Inc.	5,738
4,083	Oclaro, Inc.*^	27,519
131	Optical Cable Corp.*	321
4,065	Plantronics, Inc.	204,795
900	RELM Wireless Corp.	3,195
6,923	Ribbon Communications, Inc.*	53,515
628	Sierra Wireless, Inc.*	12,843
555	Ubiquiti Networks, Inc.*^	39,416
3,430	ViaSat, Inc.*^	256,736
8,844	Viavi Solutions, Inc.*	77,297

		2,929,261

Construction & Engineering (1.4%):
5,275	Ameresco, Inc., Class A*^	45,365
1,970	Argan, Inc.	88,650
2,603	Chicago Bridge & Iron Co. NV	42,012

Continued

8

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Construction & Engineering, continued
5,817	Comfort Systems USA, Inc.	$253,912
4,203	Dycom Industries, Inc.*^	468,341
2,213	Emcor Group, Inc.	180,913
5,482	Granite Construction, Inc.^	347,723
2,621	Great Lakes Dredge & Dock Co.*^	14,153
1,979	IES Holdings, Inc.*	34,138
19,282	KBR, Inc.^	382,362
2,462	Layne Christensen Co.*	30,898
3,054	MasTec, Inc.*^	149,493
2,719	MYR Group, Inc.*	97,150
1,479	Northwest Pipe Co.*^	28,308
1,180	NV5 Holdings, Inc.*^	63,897
5,203	Orion Marine Group, Inc.*	40,739
1,563	Primoris Services Corp.^	42,498
3,151	Sterling Construction Co., Inc.*	51,298
4,317	The Goldfield Corp.*^	21,153
776	Tutor Perini Corp.*^	19,672
2,416	Valmont Industries, Inc.	400,694

		2,803,369

Construction Materials (0.1%):
460	Summit Materials, Inc., Class A*	14,462
2,142	U.S. Concrete, Inc.*^	179,179
720	U.S. Lime & Minerals, Inc.	55,512

		249,153

Consumer Finance (0.9%):
195	Asta Funding, Inc.*	1,443
2,191	Atlanticus Holdings Corp.*	5,258
5,088	Consumer Portfolio Services, Inc.*	21,115
3,868	Encore Capital Group, Inc.*^	162,843
5,261	Enova International, Inc.*	79,967
9,775	EZCORP, Inc., Class A*^	119,255
7,082	Firstcash, Inc.	477,682
3,061	Green Dot Corp., Class A*	184,456
7,503	LendingClub Corp.*^	30,987
2,250	Navient Corp.	29,970
4,135	Nelnet, Inc., Class A	226,515
1,556	Nicholas Financial, Inc.*	13,693
6,526	PRA Group, Inc.*^	216,663
1,376	Regional Mgmt Corp.*^	36,203
1,528	World Acceptance Corp.*^	123,340

		1,729,390

Containers & Packaging (0.3%):
3,648	Greif, Inc., Class A	220,995
1,290	Greif, Inc., Class B	89,462
5,009	Myers Industries, Inc.	97,676
1,193	Owens-Illinois, Inc.*	26,449
4,146	Silgan Holdings, Inc.^	121,850
1,332	UFP Technologies, Inc.*	37,030

		593,462

Distributors (0.1%):
12	AMCON Distributing Co.	1,078

Shares		Fair Value
Common Stocks, continued
Distributors, continued
6,735	Core Markt Holdngs Co., Inc.	$212,691
813	Educational Development Corp.*	15,406
1,655	Weyco Group, Inc.	49,187

		278,362

Diversified Consumer Services (1.2%):
6,497	Adtalem Global Education, Inc.*^	273,199
2,153	American Public Education, Inc.*	53,933
1,526	Ascent Capital Group, Inc.*^	17,534
3,362	Bridgepoint Education, Inc.*	27,905
8,795	Cambium Learning Group, Inc.*	49,956
1,825	Capella Education Co.	141,255
12,265	Career Education Corp.*	148,161
2,338	Carriage Services, Inc.^	60,110
1,667	Collectors Universe, Inc.	47,743
188	Graham Holdings Co., Class B	104,970
5,258	Grand Canyon Education, Inc.*	470,748
4,931	Houghton Mifflin Harcourt Co.*	45,858
6,815	K12, Inc.*	108,359
2,183	Liberty Tax, Inc.	24,013
1,526	National American University Holdings, Inc.	2,136
2,561	Regis Corp.*	39,337
7,916	Sotheby’s*^	408,465
1,831	Strayer Education, Inc.	164,021
5,156	Universal Technical Institute, Inc.*	12,374
3,229	Weight Watchers International, Inc.*^	142,980

		2,343,057

Diversified Financial Services (0.1%):
2,417	Marlin Business Services, Inc.	54,140
6,056	NewStar Financial, Inc.(a)(b)	3,270
3,566	PICO Holdings, Inc.^	45,645
2,849	Tiptree Financial, Inc., Class A^	16,952

		120,007

Diversified Telecommunication Services (0.8%):
2,689	ATN International, Inc.	148,594
7,179	Cincinnati Bell, Inc.*	149,682
6,360	Cogent Communications Group, Inc.^	288,109
5,491	Consolidated Communications Holdings, Inc.	66,935
7,358	General Communication, Inc., Class A*	287,109
2,168	Hawaiian Telcom Holdco, Inc.*	66,904
4,115	IDT Corp.	43,619
6,073	Intelsat S.A.*	20,587
15,038	Iridium Communications, Inc.*^	177,448
13,354	Orbcomm, Inc.*^	135,944
13,169	Vonage Holdings Corp.*	133,929
21,927	Windstream Holdings, Inc.^	40,565

		1,559,425

Electric Utilities (1.0%):
1,737	ALLETE, Inc.	129,163
6,245	El Paso Electric Co.	345,661
3,043	Genie Energy, Ltd., Class B	13,267
1,608	IDACORP, Inc.	146,907

Continued

9

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
5,326	MGE Energy, Inc.	$336,071
5,364	Otter Tail Power Co.	238,430
12,512	PNM Resources, Inc.	506,110
4,234	Portland General Electric Co.	192,986

		1,908,595

Electrical Equipment (0.8%):
1,690	Allied Motion Technologies, Inc.	55,922
547	American Electric Technologies, Inc.*	821
4,008	AZZ, Inc.^	204,809
3,839	Babcock & Wilcox Enterprises, Inc.*	21,806
3,295	Encore Wire Corp.	160,302
5,838	EnerSys	406,499
411	Espey Manufacturing & Electronics Corp.	9,848
2,200	Fuelcell Energy, Inc.*^	3,740
3,351	Generac Holdings, Inc.*^	165,942
1,929	General Cable Corp.	57,098
4,534	LSI Industries, Inc.	31,194
53	Pioneer Power Solutions, Inc.*	405
569	Powell Industries, Inc.	16,302
2,209	Power Solutions International, Inc.*	16,568
1,064	Preformed Line Products Co.	75,597
3,038	Regal-Beloit Corp.	232,711
75	Servotronics, Inc.	835
5,525	Thermon Group Holdings, Inc.*^	130,777
3,104	Ultralife Corp.*	20,331

		1,611,507

Electronic Equipment, Instruments & Components (3.2%):
2,011	ADDvantage Technologies Group, Inc.*	2,996
994	Agilysys, Inc.*	12,206
3,997	Anixter International, Inc.*	303,772
13,908	AVX Corp.^	240,608
3,861	Badger Meter, Inc.^	184,556
1,972	Belden, Inc.^	152,179
896	Benchmark Electronics, Inc.*	26,074
1,093	Coherent, Inc.*	308,466
4,630	Control4 Corp.*	137,789
4,147	CUI Global, Inc.*^	11,404
8,032	Daktronics, Inc.	73,332
1,365	Data I/O Corp.*	16,435
5,745	Electro Scientific Industries, Inc.*	123,115
4,550	Fabrinet*^	130,585
2,053	FARO Technologies, Inc.*	96,491
640	Frequency Electronics, Inc.*	5,990
646	IEC Electronics Corp.*	2,662
8,062	II-VI, Inc.*^	378,511
1,303	Insight Enterprises, Inc.*	49,892
199	IntriCon Corp.*	3,940
4,855	Itron, Inc.*	331,111
8,386	KEMET Corp.*^	126,293
2,556	Kimball Electronics, Inc.*	46,647
12,427	Knowles Corp.*^	182,180
1,870	Littlelfuse, Inc.	369,923

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
450	Mesa Labs, Inc.^	$55,935
4,775	Methode Electronics, Inc., Class A	191,478
2,201	MTS Systems Corp.	118,194
2,608	Napco Security Technologies, Inc.*	22,820
6,056	Novanta, Inc.*	302,800
2,432	OSI Systems, Inc.*	156,572
3,068	PAR Technology Corp.*	28,686
2,564	Park Electrochemical Corp.^	50,383
400	PC Connection, Inc.	10,484
1,746	PCM, Inc.*^	17,285
1,875	Perceptron, Inc.*	18,281
4,056	Plexus Corp.*	246,280
1,727	RF Industries, Ltd.	4,663
2,724	Rogers Corp.*	441,071
9,534	Sanmina Corp.*	314,622
3,045	ScanSource, Inc.*	109,011
652	SYNNEX Corp.	88,639
2,017	Systemax, Inc.^	67,106
2,482	Tech Data Corp.*	243,162
12,240	TTM Technologies, Inc.*^	191,801
203	Universal Display Corp.	35,048
3,719	VeriFone Systems, Inc.*	65,863
7,410	Vishay Intertechnology, Inc.^	153,758
989	Wayside Technology Group, Inc.	16,516
3,952	Wireless Telecom Group, Inc.*	9,603

		6,277,218

Energy Equipment & Services (1.5%):
3,965	Archrock, Inc.	41,633
1,261	Basic Energy Services, Inc.*	29,596
882	Bristow Group, Inc.	11,881
1,388	Dawson Geophysical Co.*	6,898
4,461	Diamond Offshore Drilling, Inc.*	82,930
4,550	Dril-Quip, Inc.*^	217,035
26,896	Ensco plc, Class A, ADR	158,955
3,837	Era Group, Inc.*	41,248
4,307	Exterran Corp.*	135,412
14,952	Forum Energy Technologies, Inc.*^	232,504
3,592	Frank’s International NV	23,887
1,260	Geospace Technologies Corp.*^	16,342
2,641	Gulf Island Fabrication, Inc.^	35,455
6,137	Helix Energy Solutions Group, Inc.*	46,273
1,321	Hornbeck Offshore Services, Inc.*	4,108
5,580	Matrix Service Co.*	99,324
39,348	McDermott International, Inc.*^	258,910
22,026	Nabors Industries, Ltd.	150,438
2,316	Natural Gas Services Group*	60,679
15,404	Newpark Resources, Inc.*^	132,474
11,459	Noble Corp. plc*	51,795
495	Nordic American Offshore, Ltd.	594
10,150	Oceaneering International, Inc.^	214,571
2,351	Oil States International, Inc.*^	66,533
23,169	Parker Drilling Co.*	23,169

Continued

10

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services, continued
5,639	Patterson-UTI Energy, Inc.	$129,753
2,412	PHI, Inc.*	27,907
11,895	Pioneer Energy Services Corp.*	36,280
1,757	Rignet, Inc.*	26,267
16,158	Rowan Cos. plc, Class A*^	253,035
565	SEACOR Holdings, Inc.	26,114
567	SEACOR Marine Holdings, Inc.*^	6,634
14,153	Superior Energy Services, Inc.*	136,293
5,480	TETRA Technologies, Inc.*	23,400
1,113	Transocean, Ltd.*	11,887
5,730	U.S. Silica Holdings, Inc.^	186,569
3,954	Unit Corp.*^	86,988
16,452	Weatherford International plc*^	68,605

		3,162,376

Food & Staples Retailing (0.6%):
4,717	Chefs’ Warehouse, Inc.*^	96,699
2,510	Ingles Markets, Inc., Class A	86,846
4,259	Natural Grocers by Vitamin Cottage, Inc.*	38,033
4,174	PriceSmart, Inc.	359,380
6,101	Rite Aid Corp.*	12,019
200	SpartanNash Co.	5,336
2,648	Sprouts Farmers Market, Inc.*^	64,479
5,346	SUPERVALU, Inc.*	115,474
1,576	The Andersons, Inc.	49,092
2,950	United Natural Foods, Inc.*^	145,347
1,832	Village Super Market, Inc., Class A^	42,008
4,355	Weis Markets, Inc.^	180,253

		1,194,966

Food Products (1.7%):
8,875	B&G Foods, Inc.^	311,956
2,862	Calavo Growers, Inc.^	241,553
5,334	Cal-Maine Foods, Inc.*	237,096
1,318	Coffee Holding Co., Inc.*	5,628
9,120	Darling International, Inc.*	165,346
13,942	Dean Foods Co.^	161,170
3,107	Farmer Brothers Co.*	99,890
1,800	Fresh Del Monte Produce, Inc.^	85,806
2,982	Hostess Brands, Inc.*^	44,163
2,736	J & J Snack Foods Corp.	415,407
470	John B Sanfilippo And Son, Inc.^	29,728
2,662	Lancaster Colony Corp.	343,957
2,754	Landec Corp.*^	34,700
2,658	Limoneira Co.^	59,539
1,220	Rocky Mountain Chocolate Factory, Inc.	14,396
2,912	Sanderson Farms, Inc.	404,127
927	Seneca Foods Corp., Class A*	28,505
12	Seneca Foods Corp., Class B*	408
9,626	Snyders-Lance, Inc.^	482,070
5,595	Tootsie Roll Industries, Inc.^	203,658

		3,369,103

Shares		Fair Value
Common Stocks, continued
Gas Utilities (1.4%):
2,387	Chesapeake Utilities Corp.	$187,499
9,297	New Jersey Resources Corp.	373,739
4,443	Northwest Natural Gas Co.^	265,025
4,274	ONE Gas, Inc.	313,113
118	RGC Resources, Inc.	3,195
10,915	South Jersey Industries, Inc.	340,875
4,131	Southwest Gas Corp.	332,463
6,439	Spire, Inc.^	483,892
5,195	WGL Holdings, Inc.^	445,939

		2,745,740

Health Care Equipment & Supplies (2.9%):
3,410	Abaxis, Inc.^	168,863
3,101	Accuray, Inc.*^	13,334
1,571	Analogic Corp.	131,571
6,750	AngioDynamics, Inc.*	112,253
2,261	Anika Therapeutics, Inc.*^	121,891
263	Atrion Corp.	165,848
5,386	Cantel Medical Corp.	554,058
283	CONMED Corp.	14,425
5,343	CryoLife, Inc.*	102,318
1,118	Elctromed, Inc.*	6,786
2,604	Exactech, Inc.*	128,768
10,008	Globus Medical, Inc., Class A*^	411,329
6,166	Haemonetics Corp.*	358,121
6,189	Halyard Health, Inc.*^	285,808
1,353	ICU Medical, Inc.*	292,248
1,629	Inogen, Inc.*	193,981
4,246	Integer Holdings Corp.*	192,344
3,897	Integra LifeSciences Holdings Corp.*^	186,510
5,763	Invacare Corp.^	97,107
2,006	IRIDEX Corp.*	15,286
249	Kewaunee Scientific CP	7,221
3,514	Lantheus Holdings, Inc.*	71,861
3,330	LeMaitre Vascular, Inc.^	106,027
2,976	LivaNova plc*^	237,843
1,473	Masimo Corp.*^	124,910
7,277	Meridian Bioscience, Inc.^	101,878
7,716	Merit Medical Systems, Inc.*	333,331
4,158	Natus Medical, Inc.*^	158,836
2,315	Neogen Corp.*	190,316
4,707	NuVasive, Inc.*	275,312
3,020	Nuvectra Corp.*	23,435
8,935	OraSure Technologies, Inc.*	168,514
3,068	Orthofix International NV*	167,820
920	Quidel Corp.*	39,882
10,930	RTI Surgical, Inc.*	44,813
2,363	SeaSpine Holdings Corp.*	23,914
2,431	Surmodics, Inc.*	68,068
3,600	TransEnterix, Inc.*	6,948
754	Utah Medical Products, Inc.	61,376

		5,765,154

Continued

11

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services (2.4%):
1,781	Aac Holdings, Inc.*^	$16,029
5,540	Aceto Corp.	57,228
1,870	Addus HomeCare Corp.*	65,076
2,004	Almost Family, Inc.*	110,921
5,137	Amedisys, Inc.*	270,771
7,081	AMN Healthcare Services, Inc.*^	348,739
1,753	BioScrip, Inc.*^	5,101
4,215	BioTelemetry, Inc.*	126,029
12,012	Brookdale Senior Living, Inc.*	116,516
3,946	Capital Senior Living Corp.*^	53,232
2,222	Chemed Corp.^	539,989
1,432	Civitas Solutions, Inc.*	24,487
3,124	CorVel Corp.*	165,260
2,958	Cross Country Healthcare, Inc.*	37,744
2,588	Diplomat Pharmacy, Inc.*^	51,941
7,737	Ensign Group, Inc. (The)^	171,761
1,905	Five Star Quality Care, Inc.*	2,858
2,852	HealthEquity, Inc.*^	133,074
3,529	InfuSystems Holdings, Inc.*	8,117
6,484	Kindred Healthcare, Inc.	62,895
2,850	LHC Group, Inc.*	174,563
1,982	LifePoint Hospitals, Inc.*	98,704
3,561	Magellan Health Services, Inc.*	343,815
1,895	Molina Healthcare, Inc.*^	145,309
2,158	National Healthcare Corp.	131,509
1,920	National Research Corp.^	71,616
680	National Research Corp., Class A	38,672
9,789	Nobilis Health Corp.*^	13,215
9,250	Owens & Minor, Inc.^	174,640
2,371	Providence Service Corp.*	140,695
1,080	Psychemedics Corp.	22,205
5,645	Quorum Health Corp.*^	35,225
3,009	R1 RCM, Inc.*	13,270
8,313	RadNet, Inc.*	83,961
18,186	Select Medical Holdings Corp.*	320,983
3,743	Tenet Healthcare Corp.*	56,744
6,106	Tivity Health, Inc.*^	223,174
4,357	Triple-S Management Corp., Class B*	108,271
2,000	U.S. Physical Therapy, Inc.	144,400

		4,708,739

Health Care Technology (0.5%):
27,450	Allscripts Healthcare Solutions, Inc.*	399,397
2,108	Computer Programs & Systems, Inc.	63,345
564	Evolent Health, Inc., Class A*^	6,937
660	HealthStream, Inc.*	15,286
3,326	HMS Holdings Corp.*	56,376
1,027	Inovalon Holdings, Inc., Class A*	15,405
558	Micron Solutions, Inc.*	1,953
5,666	Omnicell, Inc.*	274,801
10,576	Quality Systems, Inc.*	143,622
3,115	Simulations Plus, Inc.	50,152

		1,027,274

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure (3.4%):
14,609	Belmond, Ltd., Class A*^	$178,960
2	Biglari Holdings, Inc.*	829
3,469	BJ’s Restaurants, Inc.^	126,272
13,769	Bloomin’ Brands, Inc.^	293,830
3,172	Bob Evans Farms, Inc.	250,017
3,066	Bravo Brio Restaurant Group, Inc.*	7,665
2,784	Brinker International, Inc.	108,131
2,429	Buffalo Wild Wings, Inc.*	379,773
4,497	Carrols Restaurant Group, Inc.*	54,639
4,585	Century Casinos, Inc.*	41,861
6,693	Cheesecake Factory, Inc. (The)^	322,469
3,482	Choice Hotels International, Inc.	270,203
2,799	Chuy’s Holdings, Inc.*^	78,512
3,275	Dave & Buster’s Entertainment, Inc.*^	180,682
2,754	Del Frisco’s Restaurant Group, Inc.*	41,999
2,980	del Taco Restaurants, Inc.*	36,118
11,187	Denny’s Corp.*	148,116
1,476	DineEquity, Inc.^	74,877
3,712	Dover Motorsports, Inc.	7,238
3,973	Drive Shack, Inc.*^	21,971
2,394	El Pollo Loco Holdings, Inc.*^	23,701
1,421	Famous Dave’s of America, Inc.*^	9,379
4,357	Fiesta Restaurant Group, Inc.*	82,783
378	Flanigan’s Enterprises, Inc.	8,618
608	Habit Restaurants, Inc. (The), Class A*	5,806
11,024	Ilg, Inc.	313,964
3,548	Jack in the Box, Inc.	348,093
921	Jamba, Inc.*	7,423
1,168	Kona Grill, Inc.*	2,044
6,975	La Quinta Holdings, Inc.*	128,759
2,108	Lindblad Expeditions Holdings, Inc.*	20,637
5,681	Luby’s, Inc.*	14,998
465	Marcus Corp.	12,718
4,068	Marriott Vacations Worldwide Corp.^	550,033
843	Nathans Famous, Inc.	63,647
5,384	Papa John’s International, Inc.^	302,096
4,486	Penn National Gaming, Inc.*	140,546
2,612	Pinnacle Entertainment, Inc.*	85,491
5,086	Planet Fitness, Inc.*^	176,128
3,185	Potbelly Corp.*	39,176
2,069	RCI Hospitality Holdings, Inc.	57,891
3,634	Red Lion Hotels Corp.*^	35,795
2,030	Red Robin Gourmet Burgers*^	114,492
5,152	Ruth’s Hospitality Group, Inc.	111,541
4,134	Scientific Games Corp., Class A*^	212,074
1,859	SeaWorld Entertainment, Inc.*^	25,227
788	Shake Shack, Inc., Class A*^	34,042
6,739	Sonic Corp.	185,188
6,549	Speedway Motorsports, Inc.	123,580
8,216	Texas Roadhouse, Inc.	432,818
4,346	Town Sports International Holdings, Inc.*	24,120
13,989	Wendy’s Co. (The)^	229,699
2,153	Wingstop, Inc.^	83,924

		6,630,593

Continued

12

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Household Durables (2.2%):
496	Av Homes, Inc.*^	$8,258
1,317	CalAtlantic Group, Inc.	74,266
1,389	Cavco Industries, Inc.*	211,961
786	Century Communities, Inc.*	24,445
3,024	Dixie Group, Inc. (The)*	11,642
4,218	Ethan Allen Interiors, Inc.^	120,635
820	Flexsteel Industries, Inc.	38,360
3,162	Helen of Troy, Ltd.*	304,659
370	Hooker Furniture Corp.	15,707
7,411	Hovnanian Enterprises, Inc., Class A*	24,827
2,905	Installed Building Products, Inc.*^	220,635
3,858	iRobot Corp.*^	295,909
12,052	KB Home^	385,060
1,138	Koss Corp.*	3,516
6,113	La-Z-Boy, Inc.	190,726
924	LGI Homes, Inc.*	69,328
4,396	Libbey, Inc.^	33,058
2,522	Lifetime Brands, Inc.	41,613
7,942	M.D.C. Holdings, Inc.	253,191
4,157	M/I Homes, Inc.*	143,001
6,186	Meritage Corp.*^	316,723
723	P & F Industries, Inc., Class A	6,146
1,301	Skyline Corp.*	16,718
5,242	Taylor Morrison Home Corp., Class A*	128,272
2,725	Tempur Sealy International, Inc.*	170,830
2,041	TopBuild Corp.*	154,585
24,718	TRI Pointe Homes, Inc.*^	442,946
4,563	Tupperware Brands Corp.	286,100
2,325	Universal Electronics, Inc.*	109,856
4,639	William Lyon Homes, Class A*	134,902
5,426	Zagg, Inc.*	100,110

		4,337,985

Household Products (0.4%):
1,115	Central Garden & Pet Co.*^	43,396
3,036	Central Garden & Pet Co., Class A*	114,488
3,445	Energizer Holdings, Inc.^	165,291
11,742	HRG Group, Inc.*	199,027
1,767	Ocean Bio-Chem, Inc.	7,669
940	Oil-Dri Corp.	39,010
1,648	Orchids Paper Products Co.	21,094
2,171	WD-40 Co.^	256,178

		846,153

Independent Power & Renewable Electricity Producers (0.6%):
22,978	Atlantic Power Corp.*	53,998
506	Atlantica Yield plc	10,732
12,254	Dynegy, Inc.*	145,210
3,724	NRG Yield, Inc., Class A^	70,197
5,480	NRG Yield, Inc., Class C	103,572
7,214	Ormat Technologies, Inc.^	461,408
10,283	Pattern Energy Group, Inc.^	220,982
2,274	TerraForm Power, Inc., Class A*	27,197

Shares		Fair Value
Common Stocks, continued
Independent Power & Renewable Electricity Producers, continued
5,942	Vivint Solar, Inc.*	$24,065

		1,117,361

Industrial Conglomerates (0.1%):
7,017	Raven Industries, Inc.	241,034

Insurance (2.8%):
8,008	AMBAC Financial Group, Inc.*(b)	127,968
13,045	American Equity Investment Life Holding Co.	400,874
1,653	American National Insurance Co.	211,997
2,876	Amerisafe, Inc.^	177,162
4,675	AmTrust Financial Services^	47,077
4,281	Argo Group International Holdings, Ltd.	263,924
8,089	Aspen Insurance Holdings, Ltd.	328,414
180	Baldwin & Lyons, Inc., Class A	4,176
8,209	Citizens, Inc.*^	60,336
3,445	Crawford & Co.	33,141
4,636	Crawford & Co., Class A	39,406
2,691	Donegal Group, Inc., Class A	46,554
2,004	eHealth, Inc.*	34,809
3,293	EMC Insurance Group, Inc.	94,476
4,666	Employers Holdings, Inc.	207,170
415	Enstar Group, Ltd.*	83,311
2,939	FBL Financial Group, Inc., Class A	204,701
2,611	Federated National Holding Co.	43,264
4,344	First Acceptance Corp.*	5,169
10,826	Genworth Financial, Inc., Class A*	33,669
1,050	Global Indemnity, Ltd.*^	44,121
4,955	Greenlight Capital Re, Ltd.*	99,595
1,752	Hallmark Financial Services, Inc.*	18,273
1,470	HCI Group, Inc.^	43,953
414	Health Insurance Innovations, Inc.*	10,329
569	Heritage Insurance Holdings, Inc.^	10,253
2,823	Independence Holding Co.^	77,491
379	Investors Title Co.	75,175
2,048	Kemper Corp.	141,107
1,473	Kingstone Co., Inc.	27,692
12,677	Maiden Holdings, Ltd.^	83,668
15,934	MBIA, Inc.*^	116,637
2,096	Mercury General Corp.^	112,010
4,062	National General Holdings Corp.	79,778
524	National Western Life Group, Inc., Class A	173,454
3,304	Primerica, Inc.	335,521
7,274	ProAssurance Corp.	415,710
6,548	RLI Corp.^	397,203
513	Safety Insurance Group, Inc.	41,245
2,048	Selective Insurance Group, Inc.	120,218
5,250	State Auto Financial Corp.	152,880
3,277	Stewart Information Services Corp.	138,617
204	The National Security Group, Inc.	3,356
2,083	Third Point Reinsurance, Ltd.*^	30,516
4,002	United Insurance Holdings Co.	69,035
5,267	Universal Insurance Holdings, Inc.	144,052

Continued

13

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Insurance, continued
978	Validus Holdings, Ltd.	$45,888

		5,455,375

Internet & Direct Marketing Retail (0.6%):
6,186	1-800 Flowers.com, Inc., Class A*	66,190
3,666	CafePress, Inc.*	6,745
1,840	FTD Cos., Inc.*	13,230
2,799	Groupon, Inc.*^	14,275
1,784	HSN, Inc.	71,984
1,300	Lands’ End, Inc.*	25,415
834	Liberty Expedia Holdings, Class A*	36,971
9,267	Liberty TripAdvisor Holdings, Inc., Class A*	87,341
4,721	Nutri/System, Inc.^	248,325
4,189	Overstock.com, Inc.*^	267,677
3,081	PetMed Express, Inc.^	140,186
4,901	Shutterfly, Inc.*^	243,825
1,880	US Auto Parts Network, Inc.*	4,738

		1,226,902

Internet Software & Services (1.3%):
5,748	Actua Corp.*	89,669
3,832	ANGI Homeservices, Inc., Class A*	40,083
3,300	Bazaarvoice, Inc.*	17,985
1,300	Blucora, Inc.*	28,730
4,575	Carbonite, Inc.*	114,833
3,666	Cars.com, Inc.*^	105,727
3,782	Cimpress NV*	453,386
701	CommerceHub, Inc., Series A*	15,415
6,181	DHI Group, Inc.*	11,744
1,258	Endurance International Group Holdings, Inc.*	10,567
691	Envestnet, Inc.*	34,446
4,964	GTT Communications, Inc.*^	233,060
1,786	Internap Corp.*^	28,058
1,692	j2 Global, Inc.^	126,951
3,938	Leaf Group, Ltd.*	38,986
18,673	Limelight Networks, Inc.*	82,348
3,018	Liquidity Services, Inc.*	14,637
6,655	Marchex, Inc., Class B*	21,496
8,730	NIC, Inc.	144,918
8,938	QuinStreet, Inc.*	74,900
1,839	Qumu Corp.*	4,211
7,302	RealNetworks, Inc.*	24,973
2,319	Reis, Inc.^	47,887
4,549	Shutterstock, Inc.*^	195,743
1,743	Stamps.com, Inc.*	327,684
5,449	Synacor, Inc.*	12,533
4,651	TechTarget*	64,742
8,928	Telaria, Inc.*	35,980
7,131	The Meet Group, Inc. (The)*^	20,109
2,773	Travelzoo, Inc.*	17,886
7,161	Web.com Group, Inc.*	156,110
2,184	XO Group, Inc.*	40,317
6,743	YuMe, Inc.	32,232

		2,668,346

Shares		Fair Value
Common Stocks, continued
IT Services (2.0%):
10,223	Acxiom Corp.*	$281,746
7,223	Blackhawk Network Holdings, Inc.*^	257,500
2,092	CACI International, Inc., Class A*	276,876
5,955	Cardtronics plc*	110,287
1,965	Cass Information Systems, Inc.^	114,383
15,807	Conduent, Inc.*	255,441
3,848	Convergys Corp.	90,428
2,654	CoreLogic, Inc.*	122,641
4,402	CSG Systems International, Inc.	192,896
758	CSP, Inc.	12,045
384	DST Systems, Inc.	23,835
4,219	Exlservice Holdings, Inc.*	254,617
3,140	Forrester Research, Inc.	138,788
4,599	Hackett Group, Inc. (The)	72,250
790	Luxoft Holding, Inc.*	44,003
3,081	ManTech International Corp., Class A	154,635
10,553	ModusLink Global Solutions, Inc.*	26,277
6,208	MoneyGram International, Inc.*	81,821
5,127	Perficient, Inc.*	97,772
3,168	PFSweb, Inc.*	23,538
5,456	Science Applications International Corp.^	417,766
8,429	Servicesource International, Inc.*	26,046
1,555	StarTek, Inc.*	15,503
5,434	Sykes Enterprises, Inc.*	170,899
2,617	Syntel, Inc.*^	60,165
5,956	TeleTech Holdings, Inc.	239,729
5,724	Travelport Worldwide, Ltd.	74,813
7,332	Unisys Corp.*^	59,756
4,150	Virtusa Corp.*	182,932

		3,879,388

Leisure Products (0.3%):
8,017	American Outdoor Brands Corp.*^	102,938
7,292	Callaway Golf Co.	101,578
2,916	Escalade, Inc.^	35,867
2,447	JAKKS Pacific, Inc.*^	5,750
230	Johnson Outdoors, Inc., Class A	14,281
1,196	Malibu Boats, Inc.*^	35,557
2,419	Marine Products Corp.	30,818
4,982	Nautilus Group, Inc.*^	66,510
2,637	Sturm, Ruger & Co., Inc.^	147,276
8,489	Vista Outdoor, Inc.*^	123,685

		664,260

Life Sciences Tools & Services (0.3%):
747	Bruker Corp.	25,637
5,004	Cambrex Corp.*^	240,192
7,407	Enzo Biochem, Inc.*^	60,367
7,018	Harvard Bioscience, Inc.*	23,159
7,462	Luminex Corp.	147,001
1,310	Neogenomics, Inc.*^	11,607

		507,963

Continued

14

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Machinery (5.8%):
8,040	Actuant Corp., Class A^	$203,412
125	Alamo Group, Inc.	14,109
4,390	Albany International Corp., Class A	269,766
4,536	Altra Industrial Motion Corp.	228,614
1,200	American Railcar Industries	49,968
1,974	ARC Group Worldwide, Inc.*	4,145
806	Art’s-Way Manufacturing Co.*	2,398
3,255	Astec Industries, Inc.	190,418
7,867	Barnes Group, Inc.	497,744
1,300	Briggs & Stratton Corp.	32,981
5,149	Chart Industries, Inc.*^	241,282
2,689	CIRCOR International, Inc.	130,901
3,780	Columbus McKinnon Corp.	151,124
5,525	Commercial Vehicle Group, Inc.*	59,062
1,676	Dmc Global, Inc.^	41,984
4,090	Douglas Dynamics, Inc.	154,602
500	Eastern Co. (The)	13,075
3,312	EnPro Industries, Inc.	309,705
3,629	ESCO Technologies, Inc.	218,647
9,840	Federal Signal Corp.	197,686
7,163	Franklin Electric Co., Inc.	328,782
2,281	FreightCar America, Inc.	38,959
1,765	Gencor Industries, Inc.*	29,211
3,572	Global Brass & Copper Holdings, Inc.	118,233
4,496	Gorman-Rupp Co. (The)	140,320
459	Graham Corp.	9,607
3,586	Greenbrier Cos, Inc.	191,134
2,410	Hardinge, Inc.	41,982
12,487	Harsco Corp.*	232,883
8,780	Hillenbrand, Inc.	392,466
1,212	Hurco Cos, Inc.	51,146
1,911	Hyster-Yale Materials Handling, Inc., Class A	162,741
2,284	ITT, Inc.	121,897
4,544	John Bean Technologies Corp.^	503,474
9,594	Kennametal, Inc.	464,446
143	Key Technology, Inc.*	2,635
2,094	L.B. Foster Co., Class A*^	56,852
1,368	Lindsay Corp.^	120,658
829	Lydall, Inc.*	42,072
3,228	Manitex International, Inc.*	30,989
5,273	Manitowoc Co., Inc. (The)*^	207,440
14,363	Meritor, Inc.*	336,956
9,004	Mueller Industries, Inc.	319,012
23,949	Mueller Water Products, Inc., Class A	300,081
5,070	Navistar International Corp.*	217,402
3,562	NN, Inc.	98,311
738	Omega Flex, Inc.	52,701
3,573	Proto Labs, Inc.*^	368,019
3,727	RBC Bearings, Inc.*	471,093
14,208	Rexnord Corp.*	369,692
1,692	SPX Corp.*	53,112
1,085	SPX FLOW, Inc.*	51,592

Shares		Fair Value
Common Stocks, continued
Machinery, continued
1,898	Standex International Corp.	$193,311
4,643	Sun Hydraulics Corp.^	300,356
466	Taylor Devices, Inc.*	6,291
2,754	Tennant Co.^	200,078
9,270	Terex Corp.^	446,999
800	The Exone Co.*	6,720
2,794	Timken Co.	137,325
9,913	Titan International, Inc.^	127,679
6,807	TriMas Corp.*	182,087
1,747	Twin Disc, Inc.*	46,418
8,536	Wabash National Corp.^	185,231
3,816	Watts Water Technologies, Inc., Class A	289,825
18,993	Welbilt, Inc.*	446,525
572	WSI Industries, Inc.*	3,432
3,110	Xerium Technologies, Inc.*	13,249

		11,523,047

Marine (0.2%):
2,701	Kirby Corp.*^	180,427
6,330	Matson, Inc.^	188,887

		369,314

Media (1.9%):
3,904	A.H. Belo Corp., Class A	18,739
3,922	AMC Entertainment Holdings, Inc., Class A^	59,222
2,527	Ballantyne Strong, Inc.*	11,751
478	Beasley Broadcast Group, Inc., Class A	6,405
27,534	Central Eurpoean Media Enterprises*	128,033
229	Daily Journal Corp.*	52,720
10,779	E.W. Scripps Co. (The), Class A*^	168,476
6,123	Entercom Communications Corp.	66,128
11,865	Entravision Communications Corp., Class A	84,835
2,242	Eros International plc*^	21,635
4,669	Gannett Co., Inc.^	54,114
338	Global Eagle Entertainment, Inc.*	774
8,641	Gray Television, Inc.*	144,737
12,577	Harte-Hanks, Inc.*	11,932
2,892	Hemisphere Media Group*^	33,403
1,045	Imax Corp.*^	24,192
2,441	Insignia Systems, Inc.	2,905
4,052	John Wiley & Sons, Inc., Class A	266,419
10,454	Lee Enterprises, Inc.*	24,567
372	McClatchy Co., Class A*^	3,322
5,619	Meredith Corp.^	371,134
3,571	MSG Networks, Inc., Class A*^	72,313
10,941	National CineMedia, Inc.^	75,055
827	New Media Investment Group, Inc.	13,877
25,122	New York Times Co. (The), Class A^	464,756
7,050	Nexstar Broadcasting Group, Inc., Class A	551,309
2,715	Reading International, Inc., Class A*	45,341
11,356	Regal Entertainment Group, Class A	261,302
1,017	Scholastic Corp.^	40,792
8,414	Sinclair Broadcast Group, Inc., Class A	318,470

Continued

15

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Media, continued
13,453	Time, Inc.	$248,208
1,170	Tribune Media Co., Class A	49,690
8,158	Urban One, Inc.*	14,277
1,858	World Wrestling Entertainment, Inc., Class A^	56,818

		3,767,651

Metals & Mining (1.3%):
23,109	AK Steel Holding Corp.*^	130,797
4,912	Allegheny Technologies, Inc.*	118,576
2,124	Ampco-Pittsburgh Corp.	26,338
6,694	Carpenter Technology Corp.^	341,326
3,100	Century Aluminum Co.*^	60,884
21,148	Cleveland-Cliffs, Inc.*^	152,477
7,283	Coeur d’Alene Mines Corp.*	54,623
15,951	Commercial Metals Co.	340,074
4,543	Compass Minerals International, Inc.^	328,232
13,641	Ferroglobe plc*(b)	220,984
1,805	Gold Resource Corp.	7,942
1,557	Haynes International, Inc.	49,902
54,581	Hecla Mining Co.	216,687
931	Kaiser Aluminum Corp.^	99,477
4,126	Materion Corp.	200,524
9,373	McEwen Mining, Inc.	21,370
1,956	Ryerson Holding Corp.*	20,342
1,487	Schnitzer Steel Industries, Inc., Class A^	49,815
3,318	SunCoke Energy, Inc.*^	39,783
1,789	Synalloy Corp.	23,973
4,467	TimkenSteel Corp.*^	67,854
1,458	Universal Stainless & Alloy Products, Inc.*	31,230
2,441	Worthington Industries, Inc.	107,550

		2,710,760

Multiline Retail (0.3%):
5,705	Big Lots, Inc.	320,335
654	Dillard’s, Inc., Class A^	39,273
800	Fred’s, Inc.	3,240
39,798	J.C. Penney Co., Inc.*^	125,762
2,545	Ollie’s Bargain Outlet Holdings, Inc.*^	135,521
5,314	Tuesday Morning Corp.*^	14,614

		638,745

Multi-Utilities (0.6%):
8,048	Avista Corp.^	414,392
5,171	Black Hills Corp.^	310,829
6,986	NorthWestern Corp.	417,063
2,614	Unitil Corp.	119,251

		1,261,535

Oil, Gas & Consumable Fuels (2.6%):
816	Adams Resources & Energy, Inc.	35,496
6,000	Approach Resources, Inc.*	17,760
1,367	Arch Coal, Inc.	127,350
901	Barnwell Industries, Inc.*	1,874
9,079	Bill Barrett Corp.*	46,575
360	Bonanza Creek Energy, Inc.*	9,932

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
1,697	California Resources Corp.*^	$32,990
10,631	Callon Petroleum Co.*	129,167
1,220	Carrizo Oil & Gas, Inc.*^	25,962
16,914	Clean Energy Fuel Corp.*	34,335
8,098	Cloud Peak Energy, Inc.*^	36,036
16,130	CNX Resources Corp.*	235,982
2,015	CONSOL Energy, Inc.*^	79,613
1,914	Contango Oil & Gas Co.*	9,015
10,065	Delek US Holdings, Inc.^	351,671
39,156	Denbury Resources, Inc.*^	86,535
16,266	DHT Holdings, Inc.	58,395
1,225	Dorian LPG, Ltd.*	10,070
416	Earthstone Energy, Inc.*	4,422
4,363	Eclipse Resources Corp.*	10,471
8,619	Enlink Midstream LLC	151,694
12,047	EP Energy Corp., Class A*	28,431
2,943	Evolution Petroleum Corp.	20,160
955	Extraction Oil & Gas, Inc.*	13,666
13,216	Gaslog, Ltd.	294,055
1,561	Green Plains Renewable Energy, Inc.^	26,303
7,063	Gulfport Energy Corp.*	90,124
5,504	Hallador Energy Co.	33,519
8,274	Jones Energy, Inc., Class A*^	9,101
34,496	Kosmos Energy LLC*^	236,297
14,513	Laredo Petroleum Holdings, Inc.*	153,983
6,187	Matador Resources Co.*^	192,601
12,361	Nordic American Tankers, Ltd.	30,408
16,333	Oasis Petroleum, Inc.*	137,361
4,913	Pacific Ethanol, Inc.*	22,354
3,313	Panhandle Oil & Gas, Inc., Class A	68,082
1,648	Par Pacific Holdings, Inc.*	31,773
12,598	PBF Energy, Inc., Class A	446,599
4,047	PDC Energy, Inc.*^	208,582
7,441	Peabody Energy Corp.*	292,952
266	Penn Virginia Corp.*	10,403
6	PrimeEnergy Corp.*	315
3,285	QEP Resources, Inc.*	31,437
6,030	Renewable Energy Group, Inc.*	71,154
3,561	Ring Energy, Inc.*	49,498
600	SandRidge Energy, Inc.*	12,642
28,682	Scorpio Tankers, Inc.^	87,480
4,107	SemGroup Corp., Class A^	124,031
12,619	Ship Finance International	195,595
3,446	SM Energy Co.^	76,088
10,401	Southwestern Energy Co.*^	58,038
23,009	SRC Energy, Inc.*^	196,267
400	Stone Energy Corp.*	12,864
1,980	Teekay Shipping Corp.	18,454
18,909	Teekay Tankers, Ltd.	26,473
9,332	Ultra Petroleum Corp.*	84,548
6,497	W&T Offshore, Inc.*	21,505
3,500	Westmoreland Coal Co.*	4,235

Continued

16

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
3,008	Whiting Petroleum Corp.*^	$79,652
2,377	World Fuel Services Corp.	66,889

		5,059,264

Paper & Forest Products (1.1%):
5,866	Boise Cascade Co.^	234,053
2,630	Clearwater Paper Corp.*	119,402
2,095	Deltic Timber Corp.	191,797
8,287	Domtar Corp.	410,372
13,425	KapStone Paper & Packaging Corp.	304,613
3,550	Louisiana-Pacific Corp.*	93,223
8,641	Mercer International, Inc.	123,566
2,510	Neenah Paper, Inc.	227,532
1,455	P.H. Glatfelter Co.	31,195
15,494	Resolute Forest Products*	171,209
4,885	Schweitzer-Mauduit International, Inc.	221,584

		2,128,546

Personal Products (0.6%):
27,730	Avon Products, Inc.*	59,620
1,214	CCA Industries, Inc.*	3,824
545	Edgewell Personal Care Co.*	32,368
4,704	Inter Parfums, Inc.	204,389
900	Lifevantage Corp.*	4,284
537	Mannatech, Inc.	8,055
2,284	Medifast, Inc.	159,446
1,387	Natural Alternatives International, Inc.*	14,321
369	Natural Health Trends Corp.	5,605
2,857	Natures Sunshine Products, Inc.	32,998
2,622	Nu Skin Enterprises, Inc., Class A^	178,899
6,063	Revlon, Inc.*	132,173
340	United-Guardian, Inc.	6,290
3,463	Usana Health Sciences, Inc.*^	256,435

		1,098,707

Pharmaceuticals (0.9%):
2,163	Akorn, Inc.*^	69,713
2,076	Amphastar Pharmaceuticals, Inc.*	39,942
1,566	ANI Pharmaceuticals, Inc.*	100,929
1,496	Aratana Therapeutics, Inc.*^	7,869
543	Catalent, Inc.*	22,306
3,415	Cumberland Pharmaceuticals, Inc.*	25,339
4,744	DepoMed, Inc.*^	38,189
10,521	Endo International plc*	81,538
8,459	Endocyte, Inc.*^	36,205
371	Heska Corp.*	29,758
10,506	Horizon Pharma plc*^	153,388
1,722	Impax Laboratories, Inc.*^	28,671
4,468	Innoviva, Inc.*^	63,401
1,879	Intra-Cellular Therapies, Inc.*^	27,208
2,063	Juniper Pharmaceuticals, Inc.*	10,006
6,034	Lannett Co., Inc.*	139,989
2,617	Lipocine, Inc.*^	9,002
2,153	Mallinckrodt plc*^	48,572

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
859	Phibro Animal Health Corp., Class A	$28,777
7,676	Prestige Brands Holdings, Inc.*^	340,891
8,258	Sucampo Pharmaceuticals, Inc., Class A*^	148,231
5,788	Supernus Pharmaceuticals, Inc.*^	230,652
1,949	Tetraphase Pharmaceuticals, Inc.*	12,279
2,286	Zogenix, Inc.*	91,554

		1,784,409

Professional Services (1.7%):
1,888	Acacia Research Corp.*	7,646
1,199	Barrett Business Services, Inc.	77,324
8,272	CBIZ, Inc.*	127,802
490	CRA International, Inc.	22,026
3,595	Exponent, Inc.	255,604
3,126	Franklin Covey Co.*	64,865
4,532	FTI Consulting, Inc.*	194,695
3,229	GP Strategies Corp.*	74,913
2,274	Heidrick & Struggles International, Inc.	55,827
9,494	Hill International, Inc.*	51,742
3,372	Huron Consulting Group, Inc.*	136,397
3,035	ICF International, Inc.*	159,338
6,546	Insperity, Inc.	375,412
1,000	Kelly Services, Inc., Class A	27,270
4,482	Kforce, Inc.	113,171
8,105	Korn/Ferry International	335,384
666	Mastech Holdings, Inc.*	6,700
4,881	Mistras Group, Inc.*	114,557
6,221	Navigant Consulting, Inc.*	120,750
7,785	On Assignment, Inc.*	500,341
5,377	Resources Connection, Inc.	83,075
7,702	RPX Corp.	103,515
3,165	TriNet Group, Inc.*	140,336
6,167	Trueblue, Inc.*	169,593
4,212	Volt Information Sciences, Inc.*	16,006
1,576	Willdan Group, Inc.*^	37,729

		3,372,018

Real Estate Management & Development (0.7%):
6,301	Alexander & Baldwin, Inc.	174,790
2,400	Altisource Portfolio Solutions*	67,200
395	CKX Lands, Inc.	4,021
1,120	Consolidated-Tomoka Land Co.^	71,120
692	Forestar Group, Inc.*	15,224
232	FRP Holdings, Inc.*	10,266
376	Griffin Industrial Realty, Inc.	13,799
6,592	HFF, Inc., Class A	320,634
10	J.W. Mays, Inc.*	380
5,185	Kennedy-Wilson Holdings, Inc.	89,960
5,387	Marcus & Millichap, Inc.*	175,670
1,035	Maui Land & Pineapple Co.*	17,906
1,276	Realogy Holdings Corp.	33,814
308	Stratus Properties, Inc.	9,148
3,421	Tejon Ranch Co.*^	71,020

Continued

17

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
1,076	The RMR Group, Inc., Class A	$63,807
2,700	The St. Joe Co.*	48,735

		1,187,494

Road & Rail (1.3%):
1,803	ArcBest Corp.	64,457
9,143	Avis Budget Group, Inc.*^	401,195
4,522	Celadon Group, Inc.	28,941
2,970	Covenant Transportation Group, Inc., Class A*	85,328
11,820	Heartland Express, Inc.^	275,879
11,216	Knight-Swift Transportation Holdings, Inc.^	490,363
972	Landstar System, Inc.	101,185
1,700	Marten Transport, Ltd.^	34,510
7,221	Roadrunner Transportation System, Inc.*	55,674
598	Ryder System, Inc.	50,334
4,204	Saia, Inc.*	297,433
4,455	Universal Truckload Services, Inc.	105,806
1,872	USA Truck, Inc.*^	33,939
10,586	Werner Enterprises, Inc.^	409,149
6,473	YRC Worldwide, Inc.*^	93,082

		2,527,275

Semiconductors & Semiconductor Equipment (3.4%):
4,922	Advanced Energy Industries, Inc.*	332,137
3,814	Alpha & Omega Semiconductor, Ltd.*	62,397
1,056	Ambarella, Inc.*	62,040
30,273	Amkor Technology, Inc.*	304,244
1,301	Amtech Systems, Inc.*	13,101
4,245	Axcelis Technologies, Inc.*^	121,832
2,777	AXT, Inc.*	24,160
2,314	Brooks Automation, Inc.	55,189
3,230	Cabot Microelectronics Corp.	303,878
1,462	CEVA, Inc.*	67,471
5,549	Cirrus Logic, Inc.*	287,771
4,840	Cohu, Inc.	106,238
7,781	Cree, Inc.*^	288,986
522	Cyberoptics Corp.*	7,830
6,488	Diodes, Inc.*	186,011
4,185	DSP Group, Inc.*	52,313
13,432	Entegris, Inc.	409,004
781	First Solar, Inc.*	52,733
9,457	FormFactor, Inc.*	148,002
4,679	GSI Technology, Inc.*	37,245
1,201	Inphi Corp.*^	43,957
16,000	Integrated Device Technology, Inc.*^	475,680
1,349	inTest Corp.*	11,669
5,974	IXYS Corp.*	143,077
12,127	Kopin Corp.*^	38,806
9,031	Kulicke & Soffa Industries, Inc.*	219,769
17,231	Lattice Semiconductor Corp.*	99,595
1,636	MagnaChip Semiconductor Corp.*^	16,278
4,333	MaxLinear, Inc., Class A*^	114,478
5,552	MKS Instruments, Inc.	524,664
4,011	Nanometrics, Inc.*	99,954

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
6,163	Neophotonics Corp.*^	$40,553
807	NVE Corp.^	69,402
4,804	PDF Solutions, Inc.*^	75,423
11,404	Photronics, Inc.*	97,219
2,109	Pixelworks, Inc.*	13,350
3,570	Power Integrations, Inc.	262,574
14,893	Rambus, Inc.*	211,778
5,028	Rudolph Technologies, Inc.*	120,169
2,280	Semtech Corp.*	77,976
6,339	Sigma Designs, Inc.*	44,056
5,340	Silicon Laboratories, Inc.*	471,522
586	Sunpower Corp.*^	4,940
2,469	Synaptics, Inc.*^	98,612
5,213	Ultra Clean Holdings, Inc.*^	120,368
6,109	Veeco Instruments, Inc.*	90,719
3,045	Versum Materials, Inc.	115,253
10,031	Xcerra Corp.*	98,203
6,535	Xperi Corp.^	159,454

		6,882,080

Software (2.1%):
14,742	ACI Worldwide, Inc.*	334,201
4,794	American Software, Inc., Class A	55,754
935	Asure Software, Inc.*^	13,202
2,785	Aware, Inc.*	12,533
7,393	Barracuda Networks, Inc.*	203,308
1,967	Blackbaud, Inc.^	185,862
2,350	BSQUARE Corp.*	10,928
1,750	Datawatch Corp.*	16,625
3,842	Ebix, Inc.	304,479
1,353	Ellie Mae, Inc.*^	120,958
2,049	Evolving Systems, Inc.*	9,630
982	Fair Isaac Corp.	150,442
5,614	Finjan Holdings, Inc.*^	12,126
4,113	GlobalSCAPE, Inc.	14,601
595	Globant SA*^	27,644
4,000	Glu Mobile, Inc.*	14,560
1,789	Manhattan Associates, Inc.*^	88,627
562	MicroStrategy, Inc., Class A*	73,791
5,566	Monotype Imaging Holdings, Inc.	134,141
2,185	Paycom Software, Inc.*^	175,521
8,126	Pegasystems, Inc.	383,141
6,260	Progress Software Corp.	266,488
2,878	QAD, Inc.	111,810
1,490	Qualys, Inc.*^	88,432
4,646	RealPage, Inc.*^	205,818
2,886	Rubicon Project, Inc.*	5,397
6,367	SeaChange International, Inc.*	25,022
1,166	Silver Spring Networks, Inc.*	18,936
6,375	Synchronoss Technologies, Inc.*	56,993
7,906	Telenav, Inc.*	43,483
16,342	TiVo Corp.^	254,935
5,507	VASCO Data Security International, Inc.*	76,547

Continued

18

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Software, continued
3,726	Verint Systems, Inc.*	$155,933
1,473	Zedge, Inc., Class B*	4,050
1,895	Zix Corp.*	8,300
113,139	Zynga, Inc.*	452,555

		4,116,773

Specialty Retail (3.5%):
9,996	Aaron’s, Inc.	398,341
3,905	Abercrombie & Fitch Co., Class A^	68,064
12,099	American Eagle Outfitters, Inc.	227,461
1,626	America’s Car Mart, Inc.*	72,601
2,978	Asbury Automotive Group, Inc.*	190,592
13,213	Ascena Retail Group, Inc.*^	31,051
7,305	Barnes & Noble Education, Inc.*	60,193
11,581	Barnes & Noble, Inc.^	77,593
4,102	Big 5 Sporting Goods Corp.^	31,175
3,574	Boot Barn Holdings, Inc.*^	59,364
1,732	Build-A-Bear Workshop, Inc.*	15,934
6,983	Caleres, Inc.	233,791
5,093	Cato Corp., Class A^	81,081
19,215	Chico’s FAS, Inc.	169,476
2,663	Children’s Place Retail Stores, Inc. (The)	387,067
7,062	Christopher & Banks Corp.*	8,969
2,175	Citi Trends, Inc.	57,551
4,898	Conn’s, Inc.*^	174,124
2,917	Destination Maternity Corp.*^	8,663
10,159	Destination XL Group, Inc.*	22,350
3,205	Dick’s Sporting Goods, Inc.	92,112
8,084	DSW, Inc., Class A^	173,078
13,584	Express, Inc.*	137,878
4,871	Finish Line, Inc. (The), Class A^	70,776
7,600	Five Below, Inc.*^	504,031
4,415	Francesca’s Holdings Corp.*	32,274
5,741	GameStop Corp., Class A^	103,051
3,363	Genesco, Inc.*^	109,298
693	Group 1 Automotive, Inc.^	49,182
11,356	Guess?, Inc.^	191,689
2,764	Haverty Furniture Cos., Inc.	62,605
3,790	Hibbett Sports, Inc.*^	77,316
1,806	Kirkland’s, Inc.*	21,609
3,560	Lithia Motors, Inc., Class A^	404,379
1,529	Lumber Liquidators Holdings, Inc.*^	47,995
3,611	MarineMax, Inc.*	68,248
3,180	Michaels Cos., Inc. (The)*^	76,924
4,983	Monro Muffler Brake, Inc.^	283,782
4,397	Murphy U.S.A., Inc.*^	353,343
11,726	New York & Co.*	33,536
42,056	Office Depot, Inc.	148,878
3,403	Party City Holdco, Inc.*^	47,472
1,981	Penske Automotive Group, Inc.	94,791
11,557	Pier 1 Imports, Inc.^	47,846
1,537	Rent-A-Center, Inc.^	17,061
7,968	Sally Beauty Holdings, Inc.*^	149,480

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
2,273	Signet Jewelers, Ltd.	$128,538
5,594	Sleep Number Corp.*^	210,278
4,654	Sonic Automotive, Inc., Class A	85,866
2,363	Sportsman’s Warehouse Holdings, Inc.*	15,619
884	Tailored Brands, Inc.^	19,298
289	Tandy Leather Factory, Inc.*	2,225
6,734	The Buckle, Inc.^	159,933
8,543	The Container Store Group, Inc.*	40,494
7,392	The Tile Shop Holdings, Inc.^	70,963
2,271	Tilly’s, Inc.	33,520
737	Trans World Entertainment Corp.*	1,345
2,621	Urban Outfitters, Inc.*^	91,892
4,282	Vitamin Shoppe, Inc.*^	18,841
727	Winmark Corp.	94,074
3,700	Zumiez, Inc.*	77,053

		6,824,014

Technology Hardware, Storage & Peripherals (0.3%):
3,723	3D Systems Corp.*^	32,167
1,308	Astro-Med, Inc.	18,312
7,288	Avid Technology, Inc.*	39,282
1,901	Concurrent Computer Corp.	10,969
1,813	Cray, Inc.*^	43,875
4,887	Diebold, Inc.^	79,902
7,170	Eastman Kodak Co.*	22,227
5,656	Electronics for Imaging, Inc.*^	167,021
2,458	Stratasys, Ltd.*	49,062
5,858	Super Micro Computer, Inc.*^	122,579
1,590	TransAct Technologies, Inc.	21,068

		606,464

Textiles, Apparel & Luxury Goods (0.9%):
1,716	Cherokee, Inc.*	3,260
8,448	Crocs, Inc.*^	106,783
2,291	Culp, Inc.	76,749
4,229	Deckers Outdoor Corp.*^	339,377
6,596	G-III Apparel Group, Ltd.*	243,326
7,140	Iconix Brand Group, Inc.*^	9,211
816	Lakeland Industries, Inc.*	11,873
2,740	Oxford Industries, Inc.^	206,021
683	Perry Ellis International, Inc.*	17,102
1,515	Rocky Brands, Inc.	28,634
6,949	Sequential Brands Group, Inc.*	12,369
8,174	Steven Madden, Ltd.*	381,725
957	Unifi, Inc.*	34,328
1,916	Vera Bradley, Inc.*	23,337
10,708	Wolverine World Wide, Inc.^	341,371

		1,835,466

Thrifts & Mortgage Finance (2.7%):
1,803	Atlantic Coast Financial Corp.*^	17,002
8,784	Bank Mutual Corp.	93,550
3,938	BankFinancial Corp.	60,409
2,775	Bear State Financial, Inc.	28,388

Continued

19

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
10,884	Beneficial Bancorp, Inc.	$179,042
9,091	BofI Holding, Inc.*^	271,821
1,659	BSB Bancorp, Inc.*	48,526
20,912	Capitol Federal Financial, Inc.	280,430
3,165	Charter Financial Corp.	55,514
280	Citizens Community Bancorp, Inc.	3,777
4,482	Clifton Bancorp, Inc.	76,642
993	Coastway Bancorp, Inc.*	21,151
5,896	Dime Community Bancshares	123,521
1,537	ESSA Bancorp, Inc.	24,085
1,705	Essent Group, Ltd.*	74,031
242	First Capital, Inc.	8,894
590	First Defiance Financial Corp.	30,662
7,963	Flagstar Bancorp, Inc.*^	297,975
574	FS Bancorp, Inc.	31,323
195	Guaranty Federal Bankshares, Inc.	4,290
681	Hamilton Bancorp, Inc.*	10,658
301	Hingham Institution for Savings	62,307
629	HMN Financial, Inc.*	12,045
973	Home Bancorp, Inc.	42,053
43	Home Federal Bancorp, Inc.	1,217
4,136	HomeStreet, Inc.*	119,737
1,446	HopFed Bancorp, Inc.	20,562
869	IF Bancorp, Inc.^	17,119
865	Impac Mortgage Holdings, Inc.*	8,788
7,701	Kearny Financial Corp.	111,279
390	Kentucky First Federal Bancorp	3,491
1,116	LendingTree, Inc.*^	379,942
940	Malvern Bancorp, Inc.*	24,628
7,012	Meridian Bancorp, Inc.	144,447
1,197	Meta Financial Group, Inc.	110,902
676	MSB Financial Corp.	12,100
3,723	Nationstar Mortgage Holdings, Inc.*^	68,876
3,627	NMI Holdings, Inc., Class A*	61,659
8,224	Northfield Bancorp, Inc.	140,466
13,856	Northwest Bancshares, Inc.^	231,811
4,804	Oceanfirst Financial Corp.	126,105
198	Oconee Federal Financial Corp.^	5,683
16,927	Ocwen Financial Corp.*^	52,982
7,654	Oritani Financial Corp.^	125,526
4,022	PennyMac Financial Services, Inc., Class A*^	89,892
2,981	PHH Corp.*	30,704
1,677	Provident Financial Holdings, Inc.	30,857
2,873	Provident Financial Services, Inc.	77,485
1,685	Prudential Bancorp, Inc.	29,656
1,982	Riverview Bancorp, Inc.	17,184
2,744	Security National Financial Corp., Class A*	14,543
671	Severn Bancorp, Inc.*	4,898
1,709	SI Financial Group, Inc.	25,122
707	Southern Missouri Bancorp, Inc.	26,576
1,815	Territorial Bancorp, Inc.	56,029
15,166	TrustCo Bank Corp.	139,527
25	United Community Bancorp	530

Shares		Fair Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
9,257	United Community Financial Corp.	$84,516
8,283	United Financial Bancorp, Inc.	146,112
12,907	Washington Federal, Inc.	442,065
5,312	Waterstone Financial, Inc.	90,570
5,011	Wawlker & Dunlop, Inc.*	238,023
3,601	Western New England BanCorp, Inc.	39,251
4,511	WSFS Financial Corp.	215,851
35	WVS Financial Corp.	543

		5,425,350

Tobacco (0.2%):
1,419	Alliance One International, Inc.*	18,802
635	Universal Corp.	33,338
17,933	Vector Group, Ltd.^	401,340

		453,480

Trading Companies & Distributors (1.4%):
311	AeroCentury Corp.*	4,740
3,134	Air Lease Corp.^	150,714
2,582	Aircastle, Ltd.	60,393
5,198	Applied Industrial Technologies, Inc.	353,984
8,168	Beacon Roofing Supply, Inc.*	520,792
1,500	BlueLinx Holdings, Inc.*	14,640
2,473	BMC Stock Holdings, Inc.*	62,567
4,236	CAI International, Inc.*	119,964
2,504	DXP Enterprises, Inc.*	74,043
1,463	Envirostar, Inc.^	58,520
1,239	H&E Equipment Services, Inc.	50,365
1,116	Herc Holdings, Inc.*	69,873
4,781	Huttig Building Products, Inc.*^	31,794
4,012	Kaman Corp., Class A	236,066
373	Lawson Products, Inc.*	9,232
4,569	MRC Global, Inc.*	77,307
4,852	NOW, Inc.*^	53,518
2,681	Rush Enterprises, Inc., Class A*	136,222
9,126	Textainer Group Holdings, Ltd.*	196,209
3,983	Titan Machinery, Inc.*	84,320
577	TransAct Technologies, Inc.*	8,222
5,731	Triton International, Ltd.	214,626
1,668	Univar, Inc.*	51,641
2,676	Veritiv Corp.*^	77,336
2,996	WESCO International, Inc.*	204,177

		2,921,265

Water Utilities (0.6%):
5,121	American States Water Co.	296,557
1,521	Artesian Resources Corp.	58,650
7,681	California Water Service Group	348,333
1,558	Connecticut Water Service, Inc.	89,445
2,756	Consolidated Water Co., Ltd.	34,726
2,508	Middlesex Water Co.	100,094
669	Pure Cycle Corp.*	5,586
3,454	SJW Corp.	220,469
2,392	York Water Co. (The)	81,089

		1,234,949

Continued

20

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Wireless Telecommunication Services (0.4%):
6,783	Boingo Wireless, Inc.*	$152,618
7,479	Shenandoah Telecommunications Co.	252,790
2,722	Spok Holdings, Inc.	42,599
9,308	Telephone & Data Systems, Inc.	258,762
1,049	United States Cellular Corp.*	39,474

		746,243

Total Common Stocks (Cost $166,216,518)		198,464,236

Right (0.0%):
Media (0.0%):
21,894	Media General, Inc. CVR, Expires on 1/18/18*(a)(b)	2,189

Total Right (Cost $6,785)		2,189

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (27.4%):
$54,435,142	AZL DFA U.S. Small Cap Fund Securities Lending Collateral Account(c)	$54,435,142

Total Securities Held as Collateral for Securities on Loan (Cost $54,435,142)		54,435,142

Total Investment Securities (Cost $220,658,445)(d) — 127.5%		252,901,567
Net other assets (liabilities) — (27.5)%		(54,482,245)

Net Assets — 100.0%		$198,419,322

Percentages indicated are based on net assets as of December 31, 2017.

ADR—American Depositary Receipt

CVR—Contingency Valued Rights

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $52,631,684.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2017. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.18% of the net assets of the Fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

21

AZL DFA U.S. Small Cap Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment securities, at cost	$220,658,445

Investment securities, at value*	$252,901,567
Interest and dividends receivable	291,702
Receivable for investments sold	921,307
Reclaims receivable	563
Prepaid expenses	1,138

Total Assets	254,116,277

Liabilities:
Cash overdraft	724,129
Payable for capital shares redeemed	362,191
Payable for collateral received on loaned securities	54,435,142
Manager fees payable	118,713
Administration fees payable	5,609
Distribution fees payable	42,397
Custodian fees payable	1,654
Administrative and compliance services fees payable	436
Transfer agent fees payable	676
Trustee fees payable	281
Other accrued liabilities	5,727

Total Liabilities	55,696,955

Net Assets	$198,419,322

Net Assets Consist of:
Capital	$155,701,555
Accumulated net investment income/(loss)	1,025,913
Accumulated net realized gains/(losses) from investment transactions	9,448,734
Net unrealized appreciation/(depreciation) on investments	32,243,120

Net Assets	$198,419,322

Shares of beneficial interest (unlimited number of shares authorized, no par value)	15,998,622
Net Asset Value (offering and redemption price per share)	$12.40

*	Includes securities on loan of $52,631,684.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends	$2,812,248
Interest	211
Income from securities lending	267,640
Other income	8,199
Foreign withholding tax	(1,436)

Total Investment Income	3,086,862

Expenses:
Manager fees	1,683,925
Administration fees	66,953
Distribution fees	495,271
Custodian fees	15,314
Administrative and compliance services fees	2,537
Transfer agent fees	5,426
Trustee fees	9,186
Professional fees	10,941
Shareholder reports	3,018
Other expenses	5,091

Total expenses before reductions	2,297,662
Less expenses voluntarily waived/reimbursed by the Manager	(297,164)

Net expenses	2,000,498

Net Investment Income/(Loss)	1,086,364

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions and foreign currencies	9,375,020
Change in net unrealized appreciation/depreciation on investments	9,991,127

Net Realized/Unrealized Gains/(Losses) on Investments	19,366,147

Change in Net Assets Resulting From Operations	$20,452,511

See accompanying notes to the financial statements.

22

AZL DFA U.S. Small Cap Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$1,086,364	$1,136,185
Net realized gains/(losses) on investment transactions	9,375,020	2,962,328
Change in unrealized appreciation/depreciation on investments	9,991,127	41,654,859

Change in net assets resulting from operations	20,452,511	45,753,372

Distributions to Shareholders:
From net investment income	(1,109,970)	(897,259)
From net realized gains	(2,963,806)	(346,185)

Change in net assets resulting from distributions to shareholders	(4,073,776)	(1,243,444)

Capital Transactions:
Proceeds from shares issued	3,794,880	6,352,461
Proceeds from dividends reinvested	4,073,776	1,243,444
Value of shares redeemed	(33,839,893)	(52,625,048)

Change in net assets resulting from capital transactions	(25,971,237)	(45,029,143)

Change in net assets	(9,592,502)	(519,215)
Net Assets:
Beginning of period	208,011,824	208,531,039

End of period	$198,419,322	$208,011,824

Accumulated net investment income/(loss)	$1,025,913	$1,121,439

Share Transactions:
Shares issued	327,610	651,607
Dividends reinvested	348,186	125,347
Shares redeemed	(2,884,226)	(5,243,191)

Change in shares	(2,208,430)	(4,466,237)

See accompanying notes to the financial statements.

23

AZL DFA U.S. Small Cap Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2017	Year Ended December 31, 2016	April 27, 2015 to December 31, 2015(a)
Net Asset Value, Beginning of Period	$11.42	$9.20	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.07	0.07	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	1.16	2.21	(0.83)

Total from Investment Activities	1.23	2.28	(0.80)

Dividends to Shareholders From:
Net Investment Income	(0.07)	(0.04)	—
Net Realized Gains	(0.18)	(0.02)	—

Total Dividends	(0.25)	(0.06)	—

Net Asset Value, End of Period	$12.40	$11.42	$9.20

Total Return(b)	10.87%	24.90%	(8.00	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$198,419	$208,012	$208,531
Net Investment Income/(Loss)(d)	0.55%	0.56%	0.50%
Expenses Before Reductions(d)(e)	1.16%	1.14%	1.18%
Expenses Net of Reductions(d)	1.01%	0.99%	1.03%
Portfolio Turnover Rate	9%	9%	10	%(c)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

24

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA U.S. Small Cap Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of gain/loss and other permanent adjustments), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

25

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2017

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $45 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $23,906 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The fund had securities lending transactions of $54,435,142 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2017.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2017, the Fund did not engage in any such transactions under the Rule.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL DFA U.S. Small Cap Fund	0.85%	1.35%

*	The Manager voluntarily reduced the management fee to 0.70% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net

26

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2017

assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $2,151 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

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AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2017

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Other^	Total
Common Stocks
Diversified Financial Services	$116,737	$3,270	$—	$120,007
Other Common Stocks+	198,344,229	—	—	198,344,229
Right	—	2,189	—	2,189
Securities Held as Collateral for Securities on Loan	—	—	54,435,142	54,435,142

Total Investments	$198,460,966	$5,459	$54,435,142	$252,901,567

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.
^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL DFA U.S. Small Cap Fund	$17,226,811	$44,977,769

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $ 220,590,946. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$49,769,350
Unrealized (depreciation)	(17,458,729)

Net unrealized appreciation/(depreciation)	$32,310,621

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA U.S. Small Cap Fund	$2,345,932	$1,727,844	$4,073,776

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA U.S. Small Cap Fund	$1,243,444	$—	$1,243,444

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2017

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL DFA U.S. Small Cap Fund	$1,330,787	$9,076,361	$—	$32,310,619	$42,717,767

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 60% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL DFA U.S. Small Cap Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the two-year period then ended and the period from April 27, 2015 (commencement of operations) to December 31, 2015. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and the period from April 27, 2015 to December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 97.70% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net short-term capital gain distributions of $1,235,962.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $1,727,844.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

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objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

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The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

35

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

36

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

37

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® Enhanced Bond Index Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Enhanced Bond Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Enhanced Bond Index Fund and BlackRock Financial Management, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® Enhanced Bond Index Fund (Class 2 Shares) (the “Fund”) had a total return of 3.01%. That compared to a 3.54% total return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1.

Investors began 2017 with an appetite for risk—a carryover from the end of 2016—which drove up prices on risk assets. Demand for credit was high enough to absorb the record $142 billion in corporate issuance in the first quarter, which helped to narrow credit spreads in both investment-grade and high-yield markets. Market gains were further supported by positive economic data in the first quarter. Data turned mixed in the second quarter, however, and global rates sold off in the final week of June after hawkish comments about the potential risks of higher inflation were issued by central banks across G102 countries.

Economic data turned broadly positive in the third quarter. Even so, U.S. Treasury yields trended lower as investors sought a safe haven for assets in response to geopolitical tensions involving North Korea. Inflation rebounded in September, and the Federal Reserve Board (the Fed) announced its much anticipated balance sheet reduction program would start in October.

The fourth quarter saw a dramatic flattening of the yield curve. Yields hit a multi-month high in late December after the Senate approved a $1.5 trillion tax reform bill. Global rates continued a gradual trend higher throughout the quarter, as the Fed increased its benchmark target for short-term interest rates at its December meeting.

The Fund underperformed it’s benchmark for the period. It’s underweight exposure to credit, which includes corporate investment-grade bond, dragged on returns given that corporate bonds strongly outperformed during the period under review. Concern about tight valuations among corporate bonds led the Fund managers to adopt this positioning.

The Fund’s relative performance benefited from its overweight allocation to and security selection among commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). In particular, the Fund benefited from its exposure to private student loans in the ABS market, collateralized loan obligations (CLOs), and the single asset/single borrower market among CMBS deals. The Fund’s strategy to opportunistically trade duration throughout the year, positioning itself underweight duration versus the benchmark for most of the final three quarters of the year, also added to relative results. (Underweight duration describes a state in which a bond fund positions itself to benefit from rising interest rates relative to the benchmark.)*

The Fund held derivatives in the form Treasury futures. The derivative positions benefited the portfolio’s relative performance as a tool to manage duration and curve risk.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	The Group of Ten (G10) is made up of eleven industrial countries (Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom and the United States) which consult and co-operate on economic, monetary and financial matters. The Ministers of Finance and central bank Governors of the Group of Ten meet as needed in connection with the meetings of the International Monetary Fund and the World Bank.

1

AZL® Enhanced Bond Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to exceed the total return of the Bloomberg Barclays U.S. Aggregate Bond Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	1 Year	3 Year	5 Year	Since Inception (7/10/09)
AZL® Enhanced Bond Index Fund (Class 2 Shares)	3.01%	1.83%	1.68%	3.03%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	2.10%	3.74%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® Enhanced Bond Index Fund (Class 2 Shares)	0.67%

The above expense ratios are based on the current Fund prospectus dated May 1, 2017. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), 0.70% for Class 2 Shares through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Enhanced Bond Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Enhanced Bond Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Enhanced Bond Index Fund	$1,000.00	$1,009.30	$3.29	0.65%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Enhanced Bond Index Fund	$1,000.00	$1,021.93	$3.31	0.65%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
U.S. Government Agency Mortgages	32.2%
U.S. Treasury Obligations	32.6
Corporate Bonds	19.1
Securities Held as Collateral for Securities on Loan	15.4
Money Markets	8.8
Asset Backed Securities	5.2
Yankee Dollars	5.2
Collateralized Mortgage Obligations	4.4
Municipal Bonds	0.1

Total Investment Securities	123.0
Net other assets (liabilities)	(23.0)

Net Assets	100.0%

3

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Asset Backed Securities (5.2%):
$6,930,000	Aebor Realty Collateralized Loan, Class A, Series 17-FL1, 2.78%(US0001M+130bps), 4/15/27, Callable 11/15/19 @ 100(a)	$6,931,866
2,492,686	American Homes 4 Rent LLC, Class A, Series 2014-SFR3, 3.68%, 12/17/36(a)	2,581,256
6,000,000	AmeriCredit Automoblie Receivables Trust, Class A3, Series 16-3, 1.46%, 5/10/21, Callable 9/8/20 @ 100	5,972,417
2,330,000	AmeriCredit Automoblie Receivables Trust, Class A3, Series 16-4, 1.53%, 7/8/21, Callable 11/8/20 @ 100	2,314,819
1,000,000	Apidos CLO, Class A1R, Series 15-20A, 2.69%(US0003M+133bps), 1/16/27, Callable 1/16/18 @ 100(a)	1,001,544
1,885,000	Arbor Realty Collateralized Loan, Class A, Series 15-FL2A, 3.23%(US0001M+175bps), 9/15/25, Callable 3/15/18 @ 100(a)	1,888,522
5,350,000	Banc of America Merrill Lynch Large Loan, Class A, Series 2015-ASHF, 2.70%(US0001M+122bps), 1/15/28(a)	5,360,137
1,502,000	Benefit Street Partners CLO, Ltd., Class A1R, Series 2014-IVA, 2.85%(US0003M+149bps), 1/20/29, Callable 1/20/19 @ 100(a)	1,515,692
1,000,000	Cent CLO, LP, Class A1R, Series 14-22A, 2.80%(US0003M+141bps), 11/7/26(a)	1,001,772
2,000,000	Chase Issuance Trust, Class A5, Series 2016-A5, 1.27%, 7/15/21	1,976,467
2,210,000	Citibank Credit Card Issuance Trust, Class A1, Series 2014-A1, 2.88%, 1/23/23	2,249,685
3,335,000	Citibank Credit Card Issuance Trust, Class A3, Series 2017-A3, 1.92%, 4/7/22	3,314,196
1,314,880	Credit Acceptance Auto Loan Trust, Class A, Series 15-2A, 2.40%, 2/15/23, Callable 12/15/18 @ 100(a)(b)	1,316,178
1,460,000	Drive Auto Receivables Trust, Class A3, Series 2017-3, 1.85%, 4/15/20	1,457,699
623,216	Drive Auto Receivables Trust, Class A2, Series 17-BA, 1.59%, 12/17/18, Callable 2/15/20 @ 100(a)	623,169
1,495,000	Ford Credit Floorplan Master Owner Trust, Class A, Series 2014-2, 1.98%(US0001M+50bps), 2/15/21	1,503,364
1,855,000	Golden Credit Card Trust, Class A, Series 2015-2A, 2.02%, 4/15/22(a)	1,844,904
1,899,493	GoldenTree Loan Opportunities VII, Ltd., Class A, Series 2013-7A, 2.52%(US0003M+115bps), 4/25/25, Callable 1/25/18 @ 100(a)	1,899,888
4,476,213	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4, Series 17-1, 3.50%, 1/25/47, Callable 3/25/36 @ 100(a)(b)	4,544,480
679,577	Navient Student Loan Trust, Class A, Series 14-CTA, 2.18%(US0001M+70bps), 9/16/24, Callable 9/15/21 @ 100(a)	681,362
4,042,300	Navient Student Loan Trust, Class A, Series 2015-CA, 2.98%(US0001M+150bps), 1/16/35, Callable 3/15/20 @ 100(a)	4,067,153

Principal Amount		Fair Value
Asset Backed Securities, continued
$1,466,921	Navient Student Loan Trust, Class A2A, Series 2016-AA, 3.91%, 12/15/45, Callable 8/15/29 @ 100(a)	$1,507,300
1,400,000	OCP CLO, Ltd., Class A1R, Series 2012-2A, 2.85%(US0003M+140bps), 11/22/25, Callable 11/22/18 @ 100(a)	1,409,449
35,938	OneMain Financial Issuance Trust, Class A, Series 2014-2A, 2.47%, 9/18/24, Callable 1/18/18 @ 101(a)	35,944
1,875,000	OneMain Financial Issuance Trust, Class A, Series 2015-1A, 3.19%, 3/18/26, Callable 1/18/18 @ 101(a)	1,884,586
1,250,000	OZLM, Ltd., Class A1BR, Series 14-7A, 2.50%(US0003M+115bps), 7/17/26, Callable 1/17/18 @ 100(a)	1,251,271
11,770,000	Pfs Financing Corp., Class A, Series 2017-AA, 2.06%(US0001M+58bps), 3/15/21(a)	11,795,301
2,425,000	PFS Financing Corp., Class 4, Series 16-A, 2.68%(US0001M+120bps), 2/18/20(a)	2,428,001
480,000	PFS Financing Corp., Class A, Series 2016-BA, 1.87%, 10/15/21(a)	477,116
2,300,000	Prestige Auto Receivables Trust, Class C, Series 2014-1A, 2.39%, 5/15/20, Callable 8/15/18 @ 100(a)	2,303,685
2,044,083	Progress Residential Trust, Class A, Series 2015-SFR2, 2.74%, 6/12/32(a)	2,039,379
1,700,000	Santander Drive Auto Receivables Trust, Class A3, Series 16-3, 1.50%, 8/17/20, Callable 1/15/20 @ 100	1,697,207
76,986	SLM Student Loan Trust, Class A4, Series 2006-A, 1.78%(US0003M+19bps), 12/15/23, Callable 3/15/28 @ 100	76,975
104,855	SLM Student Loan Trust, Class A2, Series 2012-C, 3.31%, 10/15/46, Callable 3/15/18 @ 100(a)	105,119
614,797	SMB Private Education Loan Trust, Class A2A, Series 15-B, 2.98%, 7/15/27(a)	618,363
3,964,009	SMB Private Education Loan Trust, Class A1, Series 17-A, 1.93%(US0001M+45bps), 6/17/24(a)	3,969,892
2,250,000	SMB Private Education Loan Trust, Class A2A, Series 2017-A, 2.88%, 9/15/34(a)	2,253,993
250,000	SMB Private Education Loan Trust, Class A2A, Series 16-A, 2.70%, 5/15/31(a)(b)	248,735
1,500,000	SMB Private Education Loan Trust, Class A2A, Series 2017-B, 2.82%, 10/15/35, Callable 9/15/27 @ 100(a)	1,496,363
900,000	SMB Private Education Loan Trust, Class A2B, Series 2017-B, 2.10%(US0001M+75bps), 10/15/35, Callable 9/15/27 @ 100(a)	899,924
2,746,626	Social Professional Loan Program, Class A2, Series 2015-D, 2.72%, 10/27/36(a)	2,745,050
999,794	Social Professional Loan Program, Class A2, Series 2015-C, 2.51%, 8/25/33(a)	995,780
5,850,000	SOFI Professional Loan Program LLC, Class A2FX, Series 2017-F, 2.84%, 1/25/41(a)	5,857,801
2,190,000	Springleaf Funding Trust, Class A, Series 2015-AA, 3.16%, 11/15/24, Callable 2/15/18 @ 100(a)	2,198,696

Continued

4

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Asset Backed Securities, continued
$2,435,000	Synchrony Credit Card Master Note Trust, Class A, Series 2012-7, 1.76%, 9/15/22	$2,417,006
435,000	World Financial Network Credit Card Master Trust, Class A, Series 2012-A, 3.14%, 1/17/23	440,314
2,000,000	World Financial Network Credit Card Master Trust, Class A, Series 2016-C, 1.72%, 8/15/23	1,982,556

Total Asset Backed Securities (Cost $107,189,454)		107,182,376

Collateralized Mortgage Obligations (4.4%):
2,540,000	BHMS Mortgage Trust, Class AFL, Series 2014-ATLS, 2.86%(US0001M+150bps), 7/5/33(a)	2,551,799
1,847,000	Caesars Palace Las Vegas Trust, Class A, Series 2017-VICI, 3.53%, 10/15/34(a)	1,887,359
580,000	Cedar Funding Ltd., Class A1, Series 2017-8A, 2.62%(US0003M+125bps), 10/17/30, Callable 10/17/19 @ 100(a)	583,634
5,206,818	CGGS Commercial Mortgage Trust, Class AFX, Series 2016-RNDA, 2.76%, 2/10/33(a)	5,214,161
3,000,000	CIFC Funding, Ltd., Class ARR, Series 2015-1A, 2.47%(US0003M+111bps), 1/22/31, Callable 1/22/20 @ 100(a)(c)	3,000,000
26,343,422	Commercial Mortgage Loan Trust, Class XA, Series 2015-CCRE23, 0.98%, 5/10/48(b)	1,241,025
667,000	Commercial Mortgage Loan Trust, Class A5, Series 2015-CR24, 3.70%, 8/10/48	696,830
1,279,058	Commercial Mortgage Loan Trust, Class AM, Series 2013-CR7, 3.31%, 3/10/46(a)	1,283,486
8,970,000	Commercial Mortgage Loan Trust, Class A, Series 2014-TWC, 2.28%(US0001M+85bps), 2/13/32(a)	8,978,306
2,500,000	Core Industrial Trust, Class A, Series 2015-WEST, 3.29%, 2/10/37(a)	2,537,650
3,640,000	Core Industrial Trust, Class A, Series 2015-CALW, 3.04%, 2/10/34(a)	3,697,632
3,720,000	Cosmopolitan Hotel Trust, Class A, Series 2017-CSMO, 2.31%(US0001M+93bps), 11/15/36(a)	3,725,842
1,430,000	Credit Suisse Mortgage Trust, Class A, Series 2017-CALI, 3.43%, 11/10/32(a)	1,463,770
1,590,000	Credit Suisse Mortgage Trust, Class A, Series 2016-MFF, 3.08%(US0001M+160bps), 11/15/33(a)	1,599,801
515,362	GAHR Commercial Mortgage Trust, Class AFL1, Series 2015-NRF, 2.55%(US0001M+130bps), 12/15/34(a)	515,522
640,000	GAHR Commercial Mortgage Trust, Class AFX, Series 2015-NRF, 3.23%, 12/15/34(a)	648,095
1,100,000	GS Mortgage Securities Trust, Class A, Series 2012-SHOP, 2.93%, 6/5/31(a)	1,109,306
1,525,000	IMT Trust, Class BFX, Series 2017-APTS, 3.50%, 6/15/34(a)(b)	1,531,620
246,631	JPMorgan Chase Commercial Mortgage Securities Corp., Class A, Series 2012-WLDN, 3.91%, 5/5/30(a)	254,101
5,065,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4FX, Series 2012-CBX, 3.48%, 6/15/45(a)	5,211,471

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$955,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class A, Series 2016-NINE, 2.85%, 10/6/38(a)(b)	$935,437
3,185,762	JPMorgan Mortgage Trust, Class A6, Series 2017-2, 3.00%, 5/25/47, Callable 12/25/33 @ 100(a)(b)	3,191,737
3,676,600	JPMorgan Mortgage Trust, Class A6, Series 2017-4, 3.00%, 11/25/48, Callable 1/25/30 @ 100(a)(b)	3,698,362
1,180,000	Latitude Management Real Estate Capital, Class A, Series 2016-CRE2, 2.99%(US0001M+170bps), 11/24/31(a)	1,191,800
2,600,000	Merrill Lynch Mortgage Trust, Class E, Series 2005-MKB2, 6.32%, 9/12/42(b)	2,758,211
1,300,000	Morgan Stanley Bank of America Merrill Lynch Trust, Class A3, Series 2015-C24, 3.48%, 5/15/48	1,342,023
2,775,000	Morgan Stanley Bank of America Merrill Lynch Trust, Class A4, Series 2015-C24, 3.73%, 5/15/48	2,909,710
1,540,000	Morgan Stanley Capital I Trust, Class A4, Series 2016-BNK2, 3.05%, 11/15/49	1,533,930
139,650,000	Morgan Stanley Capital I Trust, Class XCP, Series 2017-PRME, 1.25%, 8/15/18(a)(b)	1,409,069
1,740,000	Morgan Stanley Capital I Trust, Class A, Series 2014-MP, 3.47%, 8/11/33(a)	1,781,330
4,779,766	One Lincoln Street Commercial Mortgage, Class A1, Series 2004-C3, 5.72%, 10/15/30(a)(b)	5,306,735
1,220,000	SFAVE Commercial Mortgage Securities Trust, Class A2A, Series 2015-5AVE, 3.66%, 1/5/43(a)(b)	1,209,203
125,000	SG Commercial Mortgage Securities Trust, Class A4, Series 2016-C5, 3.06%, 10/10/48	123,202
947,588	SMB Private Education Loan Trust, Class A2B, Series 14-A, 2.63%(US0001M+115bps), 5/15/26(a)	960,037
336,000	SMB Private Education Loan Trust, Class A2A, Series 16-B, 2.43%, 2/17/32(a)(b)	330,272
120,000	Social Professional Loan Program, Class A2B, Series 16-D, 2.34%, 4/25/33(a)	118,047
1,460,000	VNO Mortgage Trust, Class A, Series 2013-PENN, 3.81%, 12/13/29(a)	1,505,005
170,000	Waldorf Astoria Boca Raton Trust, Class A, Series 2016-BOCA, 2.83%(US0001M+135bps), 6/15/29(a)	170,262
1,250,000	Wells Fargo Commercial Mortgage Trust, Class AS, Series 2015-NXS1, 3.41%, 5/15/48	1,245,286
5,100,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2015-C28, 3.54%, 5/15/48	5,269,859
1,800,000	Wells Fargo Commercial Mortgage Trust, Class A5, Series 2015-NXS2, 3.77%, 7/15/58(b)	1,886,239
1,635,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2015-NXS4, 3.72%, 12/15/48	1,707,639
31,736,035	Wells Fargo Commercial Mortgage Trust, Class XA, Series 2016-LC25, 1.09%, 12/15/59(b)	2,012,518
17,545,487	WF-RBS Commercial Mortgage Trust, Class XA, Series 2014-C20, 1.13%, 5/15/47(b)	808,761

Total Collateralized Mortgage Obligations (Cost $94,753,729)		91,136,084

Continued

5

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Corporate Bonds (19.0%):
Aerospace & Defense (0.7%):
$580,000	Aviation Capital Group Corp., 2.88%, 9/17/18, Callable 8/17/18 @ 100(a)	$581,947
95,000	BAE Systems plc, 3.85%, 12/15/25, Callable 9/15/25 @ 100(a)	98,520
1,280,000	Huntington Ingalls Industries, Inc., 3.48%, 12/1/27, Callable 9/1/27 @ 100(a)	1,276,800
325,000	Lockheed Martin Corp., 3.55%, 1/15/26, Callable 10/15/25 @ 100^	337,472
319,000	Lockheed Martin Corp., 4.50%, 5/15/36, Callable 11/15/35 @ 100	357,694
1,280,000	Lockheed Martin Corp., 4.70%, 5/15/46, Callable 11/15/45 @ 100	1,493,392
469,000	Lockheed Martin Corp., 4.09%, 9/15/52, Callable 3/15/52 @ 100	490,952
615,000	Northrop Grumman Corp., 2.08%, 10/15/20	609,988
1,810,000	Northrop Grumman Corp., 3.25%, 8/1/23	1,846,996
515,000	Northrop Grumman Corp., 3.25%, 1/15/28, Callable 10/15/27 @ 100	515,752
700,000	Northrop Grumman Corp., 4.03%, 10/15/47, Callable 4/15/47 @ 100	731,573
1,800,000	Rockwell Collins, Inc., 2.80%, 3/15/22, Callable 2/15/22 @ 100^	1,802,536
1,154,000	United Technologies Corp., 1.78%, 5/4/18	1,152,235
2,115,000	United Technologies Corp., 1.90%, 5/4/20^	2,094,161
500,000	United Technologies Corp., 4.50%, 6/1/42	554,182
500,000	United Technologies Corp., 3.75%, 11/1/46, Callable 5/1/46 @ 100	500,796

		14,444,996

Air Freight & Logistics (0.1%):
500,000	FedEx Corp., 3.88%, 8/1/42	497,798
1,550,000	FedEx Corp., 4.55%, 4/1/46, Callable 10/1/45 @ 100	1,702,227
120,000	FedEx Corp., 4.40%, 1/15/47, Callable 7/15/46 @ 100	128,043

		2,328,068

Airlines (0.1%):
610,665	American Airlines, Series A, 3.38%, 5/1/27	610,018
557,387	American Airlines Pass Through Trust, Class AA, Series 2015-2, 3.60%, 3/22/29	566,863
1,270,000	Southwest Airlines Co., 2.75%, 11/16/22, Callable 10/16/22 @ 100	1,268,632

		2,445,513

Auto Components (0.0%):
50,000	Delphi Corp., 4.15%, 3/15/24, Callable 12/15/23 @ 100	52,801

Automobiles (0.2%):
1,375,000	Ford Motor Co., 5.29%, 12/8/46, Callable 6/8/46 @ 100^	1,496,287
2,150,000	General Motors Co., 5.40%, 4/1/48, Callable 10/1/47 @ 100^	2,345,077

		3,841,364

Banks (2.7%):
403,000	Bank of America Corp., 2.00%, 1/11/18, MTN	403,008
1,065,000	Bank of America Corp., 2.73%(US0003M+107bps), 3/22/18, MTN	1,067,007

Principal Amount		Fair Value
Corporate Bonds, continued
Banks, continued
$500,000	Bank of America Corp., 5.65%, 5/1/18, MTN	$505,967
311,000	Bank of America Corp., 1.95%, 5/12/18, MTN	311,024
108,000	Bank of America Corp., 2.60%, 1/15/19	108,370
766,000	Bank of America Corp., Series L, 2.25%, 4/21/20, MTN	766,535
5,360,000	Bank of America Corp., Series G, 2.63%, 4/19/21	5,387,344
890,000	Bank of America Corp., 2.50%, 10/21/22, Callable 10/21/21 @ 100	880,532
1,010,000	Bank of America Corp., 3.30%, 1/11/23, MTN	1,033,230
643,000	Bank of America Corp., 3.00%(US0003M+79bps), 12/20/23, Callable 12/20/22 @ 100^(a)	644,651
1,095,000	Bank of America Corp., 4.00%, 4/1/24	1,157,553
455,000	Bank of America Corp., 4.00%, 1/22/25, MTN	473,365
1,810,000	Bank of America Corp., Series G, 3.50%, 4/19/26	1,850,549
1,040,000	Bank of America Corp., 3.82%(US0003M+158bps), 1/20/28, Callable 1/20/27 @ 100, MTN	1,075,745
380,000	Bank of America Corp., 4.24%(US0003M+181bps), 4/24/38, Callable 4/24/37 @ 100	412,122
284,000	Branch Banking & Trust, 3.63%, 9/16/25, Callable 8/16/25 @ 100	294,416
1,880,000	Citibank NA, 1.85%, 9/18/19, Callable 8/18/19 @ 100	1,868,438
2,580,000	Citigroup, Inc., 1.80%, 2/5/18	2,579,730
830,000	Citigroup, Inc., 2.40%, 2/18/20	829,029
1,030,000	Citigroup, Inc., 2.65%, 10/26/20	1,033,448
920,000	Citigroup, Inc., 2.88%(US0003M+95bps), 7/24/23, Callable 7/24/22 @ 100	915,390
965,000	Citizens Bank NA, 2.20%, 5/26/20, Callable 4/26/20 @ 100	958,267
250,000	Citizens Bank NA, 2.55%, 5/13/21, Callable 4/13/21 @ 100	249,075
40,000	Citizens Financial Group, Inc., 2.38%, 7/28/21, Callable 6/28/21 @ 100	39,476
206,000	Fifth Third Bank, 2.15%, 8/20/18, Callable 7/20/18 @ 100	206,241
1,042,000	Fifth Third Bank, Series BKNT, 3.85%, 3/15/26, Callable 2/15/26 @ 100^	1,074,961
1,306,000	HSBC USA, Inc., 1.70%, 3/5/18	1,305,603
1,660,000	HSBC USA, Inc., 2.35%, 3/5/20	1,659,791
435,000	HSBC USA, Inc., 5.00%, 9/27/20	460,494
470,000	Huntington National Bank (The), 2.40%, 4/1/20, Callable 3/1/20 @ 100	469,214
1,095,000	JPMorgan Chase & Co., 2.20%, 10/22/19^	1,093,966
20,000	JPMorgan Chase & Co., 2.75%, 6/23/20, Callable 5/23/20 @ 100	20,175
1,720,000	JPMorgan Chase & Co., 2.30%, 8/15/21, Callable 8/15/20 @ 100	1,704,597
125,000	JPMorgan Chase & Co., 4.50%, 1/24/22	133,757
7,314,000	JPMorgan Chase & Co., 2.78%(US0003M+94bps), 4/25/23, Callable 4/25/22 @ 100^	7,321,088
300,000	JPMorgan Chase & Co., 3.20%, 6/15/26, Callable 3/15/26 @ 100^	299,839
1,271,000	JPMorgan Chase & Co., 2.95%, 10/1/26, Callable 7/1/26 @ 100	1,248,428

Continued

6

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Corporate Bonds, continued
Banks, continued
$3,710,000	JPMorgan Chase & Co., 3.78%(US0003M+134bps), 2/1/28, Callable 2/1/27 @ 100	$3,844,489
200,000	JPMorgan Chase & Co., 3.54%(US0003M+138bps), 5/1/28, Callable 5/1/27 @ 100^	203,469
2,170,000	JPMorgan Chase & Co., Series CC, 4.62%(US0003M+258bps), 12/31/99, Callable 11/1/22 @ 100^	2,121,175
500,000	KeyBank NA, Series BKNT, 2.40%, 6/9/22^	493,280
200,000	KeyCorp, 2.90%, 9/15/20	201,872
142,000	Merrill Lynch & Co., 6.88%, 4/25/18, MTN	144,169
440,000	Synovus Financial Corp., 3.13%, 11/1/22, Callable 10/1/22 @ 100	436,348
830,000	US BanCorp, Series X, 3.15%, 4/27/27, Callable 3/27/27 @ 100	831,519
128,000	Wachovia Corp., 5.50%, 8/1/35	153,187
514,000	Wells Fargo & Co., Series G, 2.60%, 7/22/20	517,165
1,590,000	Wells Fargo & Co., 2.10%, 7/26/21^	1,563,378
2,960,000	Wells Fargo & Co., 2.63%, 7/22/22, MTN	2,944,079
250,000	Wells Fargo & Co., 3.00%, 4/22/26	245,275
1,257,000	Wells Fargo & Co., 3.00%, 10/23/26	1,232,057
655,000	Wells Fargo & Co., Series G, 4.30%, 7/22/27^	697,447
195,000	Wells Fargo & Co., 3.58%(US0003M+131bps), 5/22/28, Callable 5/22/27 @ 100^	198,794

		57,670,128

Beverages (0.4%):
1,090,000	Anheuser-Busch InBev NV, 4.70%, 2/1/36, Callable 8/1/35 @ 100	1,218,783
2,195,000	Anheuser-Busch InBev NV, 4.90%, 2/1/46, Callable 8/1/45 @ 100	2,543,982
500,000	Constellation Brands, Inc., 3.50%, 5/9/27, Callable 2/9/27 @ 100^	510,160
1,150,000	Molson Coors Brewing Co., 1.90%, 3/15/19^	1,144,871
675,000	Molson Coors Brewing Co., 2.25%, 3/15/20, Callable 2/15/20 @ 100^	671,596
1,200,000	PepsiCo, Inc., 1.70%, 10/6/21, Callable 9/6/21 @ 100^	1,170,479
200,000	PepsiCo, Inc., 2.38%, 10/6/26, Callable 7/6/26 @ 100^	190,199
730,000	PepsiCo, Inc., 3.00%, 10/15/27, Callable 7/15/27 @ 100	727,423
200,000	PepsiCo, Inc., 3.45%, 10/6/46, Callable 4/6/46 @ 100	194,027

		8,371,520

Biotechnology (0.5%):
1,000,000	AbbVie, Inc., 2.30%, 5/14/21, Callable 4/14/21 @ 100	992,693
2,415,000	AbbVie, Inc., 3.60%, 5/14/25, Callable 2/14/25 @ 100	2,482,802
240,000	AbbVie, Inc., 4.45%, 5/14/46, Callable 11/14/45 @ 100	260,880
570,000	Amgen, Inc., 2.20%, 5/11/20	566,849
500,000	Amgen, Inc., 1.85%, 8/19/21, Callable 7/19/21 @ 100^	487,419
450,000	Amgen, Inc., 3.63%, 5/15/22, Callable 2/15/22 @ 100	465,885

Principal Amount		Fair Value
Corporate Bonds, continued
Biotechnology, continued
$640,000	Amgen, Inc., 2.60%, 8/19/26, Callable 5/19/26 @ 100^	$612,819
350,000	Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	380,814
254,000	Amgen, Inc., 4.56%, 6/15/48, Callable 12/15/47 @ 100	283,213
367,000	Amgen, Inc., 4.66%, 6/15/51, Callable 12/15/50 @ 100	410,491
390,000	Baxalta, Inc., 5.25%, 6/23/45, Callable 12/23/44 @ 100	454,518
50,000	Gilead Sciences, Inc., 2.50%, 9/1/23, Callable 7/1/23 @ 100	49,361
800,000	Gilead Sciences, Inc., 3.65%, 3/1/26, Callable 12/1/25 @ 100	829,920
230,000	Gilead Sciences, Inc., 4.80%, 4/1/44, Callable 10/1/43 @ 100	266,875
880,000	Gilead Sciences, Inc., 4.15%, 3/1/47, Callable 9/1/46 @ 100^	936,035

		9,480,574

Capital Markets (1.2%):
1,475,000	Bank of New York Mellon Corp. (The), 2.05%, 5/3/21, Callable 4/3/21 @ 100, MTN	1,457,076
205,000	Bank of New York Mellon Corp. (The), Series G, 3.00%, 2/24/25, Callable 1/24/25 @ 100^	205,037
135,000	Bank of New York Mellon Corp. (The), 2.80%, 5/4/26, Callable 2/4/26 @ 100^	131,835
2,300,000	Bank of New York Mellon Corp. (The), 3.44%(US0003M+107bps), 2/7/28, Callable 2/7/27 @ 100, MTN	2,350,935
185,000	Bank of New York Mellon Corp. (The), 3.00%, 10/30/28, Callable 7/30/28 @ 100	179,839
1,000,000	Bank of New York Mellon Corp. (The), 3.30%, 8/23/29, Callable 5/23/29 @ 100, MTN	996,844
950,000	Bank of New York Mellon Corp. (The), 4.62%(US0003M+313bps), 12/29/49, Callable 9/20/26 @ 100	965,438
1,435,000	Chalres Schwab Corp., Series E, 4.62%(US0003M+332bps), 12/29/49, Callable 3/1/22 @ 100^	1,463,700
1,135,000	Goldman Sachs Group, Inc. (The), 2.38%, 1/22/18	1,135,232
562,000	Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	564,555
610,000	Goldman Sachs Group, Inc. (The), 2.60%, 4/23/20, Callable 3/23/20 @ 100	610,831
650,000	Goldman Sachs Group, Inc. (The), 2.88%, 2/25/21, Callable 1/25/21 @ 100	654,806
4,730,000	Goldman Sachs Group, Inc. (The), 2.16%(US0003M+78bps), 10/31/22, Callable 10/31/21 @ 100^	4,736,144
415,000	Goldman Sachs Group, Inc. (The), 3.75%, 2/25/26, Callable 11/25/25 @ 100	425,828
106,000	Goldman Sachs Group, Inc. (The), 5.95%, 1/15/27^	123,826
180,000	Goldman Sachs Group, Inc. (The), 4.80%, 7/8/44, Callable 1/8/44 @ 100	205,300
706,000	Morgan Stanley, 1.88%, 1/5/18	705,987
414,000	Morgan Stanley, 2.13%, 4/25/18	414,215

Continued

7

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Corporate Bonds, continued
Capital Markets, continued
$1,000,000	Morgan Stanley, 2.50%, 1/24/19	$1,002,547
2,280,000	Morgan Stanley, 2.80%, 6/16/20	2,300,572
930,000	Morgan Stanley, 2.63%, 11/17/21	925,762
295,000	Morgan Stanley, 3.75%, 2/25/23	305,727
760,000	Morgan Stanley, 4.38%, 1/22/47	833,098
610,000	Northern Trust Corp., 4.60%(US0003M+320bps), 12/29/49, Callable 10/1/26 @ 100^	629,825
1,355,000	State Street Corp., 2.55%, 8/18/20	1,363,988
741,000	State Street Corp., Series F, 5.25%(US0003M+360bps), 12/31/49, Callable 9/15/20 @ 100	777,161

		25,466,108

Chemicals (0.2%):
49,000	Dow Chemical Co. (The), 4.38%, 11/15/42, Callable 5/15/42 @ 100	51,556
345,000	E.I. du Pont de Nemours & Co., 2.20%, 5/1/20	344,696
410,000	Eastman Chemical Co., 2.70%, 1/15/20, Callable 12/15/19 @ 100^	412,644
220,000	Eastman Chemical Co., 4.65%, 10/15/44, Callable 4/15/44 @ 100	239,982
1,000,000	Ecolab, Inc., 2.70%, 11/1/26, Callable 8/1/26 @ 100^	958,618
410,000	LyondellBasell Idustries NV, 4.88%, 3/15/44, Callable 9/15/43 @ 100	455,070
199,000	Monsanto Co., 3.38%, 7/15/24, Callable 4/15/24 @ 100	201,982
90,000	Monsanto Co., 4.40%, 7/15/44, Callable 1/15/44 @ 100^	95,899
250,000	Monsanto Co., 3.95%, 4/15/45, Callable 10/15/44 @ 100	244,624
220,000	RPM International, Inc., 3.75%, 3/15/27, Callable 12/15/26 @ 100	222,615
1,500,000	Sherwin-Williams Co. (The), 4.50%, 6/1/47, Callable 12/1/46 @ 100^	1,640,017

		4,867,703

Commercial Services & Supplies (0.1%):
535,000	Republic Services, Inc., 3.20%, 3/15/25, Callable 12/15/24 @ 100	537,943
45,000	Republic Services, Inc., 2.90%, 7/1/26, Callable 4/1/26 @ 100	44,063
575,000	Republic Services, Inc., 3.38%, 11/15/27, Callable 8/15/27 @ 100^	579,300

		1,161,306

Communications Equipment (0.1%):
435,000	Cisco Systems, Inc., 2.20%, 9/20/23, Callable 7/20/23 @ 100	426,297
550,000	Cisco Systems, Inc., 2.50%, 9/20/26, Callable 6/20/26 @ 100^	532,018
135,000	Harris Corp., 2.70%, 4/27/20, Callable 3/27/20 @ 100^	135,543
1,000,000	Harris Corp., 3.83%, 4/27/25, Callable 1/27/25 @ 100^	1,036,332
50,000	Juniper Networks, Inc., 4.35%, 6/15/25, Callable 3/15/25 @ 100^	51,572
400,000	Motorola Solutions, Inc., 3.50%, 9/1/21	406,025
224,000	Motorola Solutions, Inc., 4.00%, 9/1/24^	229,748

		2,817,535

Principal Amount		Fair Value
Corporate Bonds, continued
Consumer Finance (1.0%):
$1,578,000	Capital One Bank USA NA, Series BKNT, 2.25%, 2/13/19, Callable 1/13/19 @ 100	$1,575,927
335,000	Capital One Financial Corp., 3.75%, 7/28/26, Callable 6/28/26 @ 100	333,592
1,185,000	Capital One NA, Series BKNT, 1.65%, 2/5/18	1,184,968
4,120,000	Capital One NA, 2.35%, 1/31/20, Callable 12/31/19 @ 100	4,107,595
455,000	Discover Bank, 2.60%, 11/13/18, Callable 10/12/18 @ 100	456,544
330,000	Discover Bank, Series BKNT, 3.10%, 6/4/20, Callable 5/4/20 @ 100	333,916
370,000	Discover Bank, 3.45%, 7/27/26, Callable 4/27/26 @ 100	365,246
3,600,000	Ford Motor Credit Co. LLC, 5.00%, 5/15/18	3,636,644
850,000	Ford Motor Credit Co. LLC, 3.10%, 5/4/23	845,131
1,740,000	General Motors Financial Co., Inc., 2.45%, 11/6/20	1,726,914
220,000	Hyundai Capital America, 2.40%, 10/30/18(a)	219,788
95,000	Hyundai Capital America, 2.50%, 3/18/19^(a)	94,769
2,060,000	Hyundai Capital America, 1.75%, 9/27/19(a)	2,020,761
945,000	Hyundai Capital America, 2.55%, 4/3/20(a)	937,288
588,000	Hyundai Capital America, 3.00%, 10/30/20(a)	587,053
600,000	John Deere Capital Corp., 2.65%, 1/6/22, MTN^	603,494
910,000	John Deere Capital Corp., 2.80%, 3/6/23^	913,551
1,180,000	Synovus Financial, 2.70%, 2/3/20, Callable 1/3/20 @ 100	1,182,949

		21,126,130

Containers & Packaging (0.1%):
715,000	International Paper Co., 4.35%, 8/15/48, Callable 2/15/48 @ 100	746,486
685,000	WestRock RKT Co., 4.90%, 3/1/22	738,692

		1,485,178

Diversified Consumer Services (0.1%):
145,000	California Institute of Technology, 4.32%, 8/1/45	166,379
360,000	Massachusetts Institute of Technology, 4.68%, 7/1/14	420,393
114,000	Pres & Fellows of Harvar, 3.15%, 7/15/46, Callable 1/15/46 @ 100^	111,242
575,000	Pres & Fellows of Harvar, 3.30%, 7/15/56, Callable 1/15/56 @ 100^	562,872

		1,260,886

Diversified Financial Services (0.1%):
135,000	Berkshire Hathaway, Inc., 2.75%, 3/15/23, Callable 1/15/23 @ 100	135,882
95,000	Berkshire Hathaway, Inc., 3.13%, 3/15/26, Callable 12/15/25 @ 100	96,075
1,090,000	Daimler Finance NA LLC, 1.88%, 1/11/18(a)	1,089,960

		1,321,917

Diversified Telecommunication Services (1.2%):
1,000,000	AT&T, Inc., 2.80%, 2/17/21, Callable 1/17/21 @ 100^	1,004,427
150,000	AT&T, Inc., 4.45%, 4/1/24, Callable 1/1/24 @ 100	158,672
185,000	AT&T, Inc., 3.95%, 1/15/25, Callable 10/15/24 @ 100	189,415

Continued

8

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Telecommunication Services, continued
$2,000,000	AT&T, Inc., 4.13%, 2/17/26, Callable 11/17/25 @ 100	$2,045,712
6,797,000	AT&T, Inc., 4.30%, 2/15/30, Callable 11/15/29 @ 100(a)	6,778,001
170,000	AT&T, Inc., 4.50%, 5/15/35, Callable 11/15/34 @ 100	168,991
122,000	AT&T, Inc., 5.35%, 9/1/40	128,746
1,010,000	AT&T, Inc., 4.75%, 5/15/46, Callable 11/15/45 @ 100	987,827
1,405,000	AT&T, Inc., 5.45%, 3/1/47, Callable 9/1/46 @ 100	1,501,625
2,320,000	AT&T, Inc., 5.15%, 2/14/50, Callable 8/14/49 @ 100	2,348,917
2,030,000	Verizon Communications, Inc., 2.00%(US0003M+55bps), 5/22/20	2,041,803
1,930,000	Verizon Communications, Inc., 4.50%, 8/10/33	2,024,241
880,000	Verizon Communications, Inc., 4.13%, 8/15/46^	812,947
1,962,000	Verizon Communications, Inc., 4.86%, 8/21/46	2,043,664
1,390,000	Verizon Communications, Inc., 5.50%, 3/16/47^	1,583,784
250,000	Verizon Communications, Inc., 5.01%, 4/15/49	262,197
525,000	Verizon Communications, Inc., 5.01%, 8/21/54	537,594

		24,618,563

Electric Utilities (1.5%):
430,000	Aep Texas, Inc., 2.40%, 10/1/22, Callable 9/1/22 @ 100(a)	423,608
168,000	Alabama Power Co., Series 11-C, 5.20%, 6/1/41	202,093
320,000	Alabama Power Co., 3.85%, 12/1/42	330,417
500,000	Baltimore Gas & Electric, 2.80%, 8/15/22, Callable 5/15/22 @ 100	501,493
500,000	Baltimore Gas & Electric, 2.40%, 8/15/26, Callable 5/15/26 @ 100	472,180
900,000	Baltimore Gas & Electric Co., 3.75%, 8/15/47, Callable 2/15/47 @ 100	922,089
220,000	Carolina Power & Light Co., 5.70%, 4/1/35	268,818
430,000	Carolina Power & Light Co., 4.10%, 3/15/43, Callable 9/15/42 @ 100	467,009
1,000,000	Duke Energy Carolinas, 4.25%, 12/15/41, Callable 6/15/41 @ 100	1,100,637
555,000	Duke Energy Carolinas, 3.75%, 6/1/45, Callable 12/1/44 @ 100	571,598
1,500,000	Duke Energy Corp., 1.80%, 9/1/21, Callable 8/1/21 @ 100	1,458,980
1,780,000	Duke Energy Corp., 3.55%, 9/15/21, Callable 6/15/21 @ 100^	1,837,016
430,000	Duke Energy Corp., 3.05%, 8/15/22, Callable 5/15/22 @ 100	434,719
1,500,000	Duke Energy Corp., 2.65%, 9/1/26, Callable 6/1/26 @ 100^	1,437,251
600,000	Duke Energy Corp., 3.75%, 9/1/46, Callable 3/1/46 @ 100	593,347
205,000	Duke Energy Florida LLC, 2.10%, 12/15/19	204,834
45,000	Emera US Finance LP, 2.15%, 6/15/19	44,825
1,500,000	Entergy Corp., 5.13%, 9/15/20, Callable 6/15/20 @ 100	1,584,716
1,015,000	Entergy Corp., 2.95%, 9/1/26, Callable 6/1/26 @ 100	987,538

Principal Amount		Fair Value
Corporate Bonds, continued
Electric Utilities, continued
$490,000	Entergy Texas, Inc., 3.45%, 12/1/27, Callable 9/1/27 @ 100	$496,544
440,000	Eversource Energy, Series L, 2.90%, 10/1/24, Callable 8/1/24 @ 100	436,652
135,000	Exelon Corp., 2.85%, 6/15/20, Callable 5/15/20 @ 100	136,259
15,000	Exelon Corp., 2.45%, 4/15/21, Callable 3/15/21 @ 100	14,932
35,000	Exelon Corp., 3.40%, 4/15/26, Callable 1/15/26 @ 100	35,012
92,000	Exelon Corp., 4.95%, 6/15/35, Callable 12/15/34 @ 100	104,912
163,000	Exelon Corp., 5.63%, 6/15/35	200,326
450,000	Florida Power & Light Co., 3.13%, 12/1/25, Callable 6/1/25 @ 100	457,558
110,000	Florida Power & Light Co., 5.69%, 3/1/40	146,058
460,000	Florida Power & Light Co., 4.05%, 6/1/42, Callable 12/1/41 @ 100	504,371
170,000	Florida Power & Light Co., 3.80%, 12/15/42, Callable 6/15/42 @ 100	178,246
340,000	Florida Power & Light Co., 3.70%, 12/1/47, Callable 6/1/47 @ 100	354,385
568,000	Georgia Power Co., 2.00%, 3/30/20	564,336
750,000	Georgia Power Co., 3.25%, 3/30/27, Callable 12/30/26 @ 100	752,480
375,000	ITC Holdings Corp., 2.70%, 11/15/22, Callable 10/15/22 @ 100(a)	374,322
40,000	MidAmerican Energy Holdings Co., 5.95%, 5/15/37	52,405
365,000	NextEra Energy Capital Holdings, Inc., 3.55%, 5/1/27, Callable 2/1/27 @ 100	371,805
110,000	Northern States Power Co., 3.40%, 8/15/42, Callable 2/15/42 @ 100^	108,865
320,000	Northern States Power Co., 3.60%, 5/15/46, Callable 11/15/45 @ 100	323,694
660,000	Northern States Power Co., 3.60%, 9/15/47, Callable 3/15/47 @ 100	671,577
575,000	NSTAR Electric Co., 3.20%, 5/15/27, Callable 2/15/27 @ 100	581,964
170,000	Oncor Electric Delivery Co. LLC, 3.80%, 9/30/47, Callable 3/30/47 @ 100(a)	176,613
619,000	PacifiCorp, 5.65%, 7/15/18	631,714
325,000	PacifiCorp, 5.75%, 4/1/37	419,606
1,000,000	PPL Capital Funding, Inc., 3.40%, 6/1/23, Callable 3/1/23 @ 100	1,020,191
350,000	Progress Energy Carolinas, Inc., 5.30%, 1/15/19	361,275
600,000	Southwestern Public Service Co., 3.30%, 6/15/24, Callable 12/15/23 @ 100	614,301
5,510,000	Virginia Electric & Power Co., 3.45%, 9/1/22, Callable 6/1/22 @ 100^	5,690,709
1,075,000	Virginia Electric & Power Co., Series A, 3.15%, 1/15/26, Callable 10/15/25 @ 100	1,085,316
215,000	Virginia Electric & Power Co., Series B, 2.95%, 11/15/26, Callable 8/15/26 @ 100^	212,935
25,000	Virginia Electric & Power Co., 6.35%, 11/30/37	34,463

Continued

9

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Corporate Bonds, continued
Electric Utilities, continued
$255,000	Virginia Electric & Power Co., Series C, 4.00%, 11/15/46, Callable 5/15/46 @ 100^	$272,915
390,000	Wisconsin Power & Light Co., 3.05%, 10/15/27, Callable 7/15/27 @ 100	390,092

		31,620,001

Electrical Equipment (0.0%):
645,000	Eaton Corp., 2.75%, 11/2/22	646,887

Electronic Equipment, Instruments & Components (0.1%):
40,000	Avnet, Inc., 4.63%, 4/15/26, Callable 1/15/26 @ 100^	41,255
1,645,000	Corning, Inc., 4.38%, 11/15/57, Callable 5/15/57 @ 100	1,632,996

		1,674,251

Energy Equipment & Services (0.0%):
665,000	Baker Hughes a GE Co LLC/Baker Hughes Co-Obligor, Inc., 4.08%, 12/15/47, Callable 6/15/47 @ 100(a)	676,348
75,000	Halliburton Co., 3.80%, 11/15/25, Callable 8/15/25 @ 100	77,945

		754,293

Equity Real Estate Investment Trusts (0.3%):
150,000	Boston Properties, LP, 2.75%, 10/1/26, Callable 7/1/26 @ 100	141,504
25,000	Crown Castle International Corp., 3.40%, 2/15/21, Callable 1/15/21 @ 100	25,531
175,000	Crown Castle International Corp., 2.25%, 9/1/21, Callable 8/1/21 @ 100	172,048
2,000,000	Crown Castle International Corp., 5.25%, 1/15/23	2,189,892
535,000	Crown Castle International Corp., 3.70%, 6/15/26, Callable 3/15/26 @ 100	534,635
240,000	Crown Castle International Corp., 4.75%, 5/15/47, Callable 11/15/46 @ 100	252,648
535,000	Crown Castle Towers LLC, Series 144A, 6.11%, 1/15/20(a)	563,966
1,460,000	Realty Income Corp., 3.00%, 1/15/27, Callable 10/15/26 @ 100^	1,397,081

		5,277,305

Food & Staples Retailing (0.2%):
2,000,000	CVS Health Corp., 2.80%, 7/20/20, Callable 6/20/20 @ 100^	2,008,330
155,000	CVS Health Corp., 5.13%, 7/20/45, Callable 1/20/45 @ 100	177,645
650,000	Walgreens Boots Alliance, Inc., 4.65%, 6/1/46, Callable 12/1/45 @ 100	684,741
305,000	Wal-Mart Stores, Inc., 4.00%, 4/11/43, Callable 10/11/42 @ 100^	335,405
251,000	Wal-Mart Stores, Inc., 4.30%, 4/22/44, Callable 10/22/43 @ 100	292,726

		3,498,847

Food Products (0.1%):
502,000	Kraft Foods Group, Inc., 5.38%, 2/10/20	531,867
1,340,000	Kraft Heinz Foods Co., 3.00%, 6/1/26, Callable 3/1/26 @ 100^	1,289,456
310,000	Kraft Heinz Foods Co., 4.38%, 6/1/46, Callable 12/1/45 @ 100	307,070

		2,128,393

Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Equipment & Supplies (0.2%):
$670,000	Abbott Laboratories, 2.90%, 11/30/21, Callable 10/30/21 @ 100	$677,757
35,000	Abbott Laboratories, 3.88%, 9/15/25, Callable 6/15/25 @ 100	36,201
166,000	Abbott Laboratories, 4.75%, 4/15/43, Callable 10/15/42 @ 100	184,311
109,000	Becton, Dickinson & Co., 2.68%, 12/15/19	109,394
84,000	Becton, Dickinson & Co., 3.73%, 12/15/24, Callable 9/15/24 @ 100	86,032
311,000	Medtronic, Inc., 3.15%, 3/15/22	318,540
1,132,000	Medtronic, Inc., 3.50%, 3/15/25	1,174,276
810,000	Medtronic, Inc., 4.63%, 3/15/45	943,692
200,000	Stryker Corp., 2.63%, 3/15/21, Callable 2/15/21 @ 100	200,472
50,000	Stryker Corp., 3.50%, 3/15/26, Callable 12/15/25 @ 100	51,593
285,000	Stryker Corp., 4.63%, 3/15/46, Callable 9/15/45 @ 100	323,650

		4,105,918

Health Care Providers & Services (0.4%):
185,000	Aetna, Inc., 2.75%, 11/15/22, Callable 8/15/22 @ 100	183,208
105,000	Aetna, Inc., 3.50%, 11/15/24, Callable 8/15/24 @ 100	106,599
380,000	Aetna, Inc., 4.13%, 11/15/42, Callable 5/15/42 @ 100	384,854
175,000	Aetna, Inc., 3.88%, 8/15/47, Callable 2/15/47 @ 100	172,466
485,000	Anthem, Inc., 2.50%, 11/21/20	483,987
1,180,000	Anthem, Inc., 2.95%, 12/1/22, Callable 11/1/22 @ 100^	1,180,494
590,000	Anthem, Inc., 3.65%, 12/1/27, Callable 9/1/27 @ 100	601,403
255,000	Anthem, Inc., 4.38%, 12/1/47, Callable 6/1/47 @ 100	271,127
710,000	Cigna Corp., 3.25%, 4/15/25, Callable 1/15/25 @ 100	713,462
230,000	Cigna Corp., 3.05%, 10/15/27, Callable 7/15/27 @ 100^	225,914
220,000	Humana, Inc., 4.80%, 3/15/47, Callable 9/15/46 @ 100	248,059
160,000	UnitedHealth Group, Inc., 2.70%, 7/15/20	161,850
545,000	UnitedHealth Group, Inc., 3.35%, 7/15/22	562,784
1,000,000	UnitedHealth Group, Inc., 3.10%, 3/15/26	1,007,390
1,320,000	UnitedHealth Group, Inc., 4.75%, 7/15/45	1,559,189

		7,862,786

Hotels, Restaurants & Leisure (0.1%):
10,000	McDonald’s Corp., 2.75%, 12/9/20, Callable 11/9/20 @ 100^	10,104
50,000	McDonald’s Corp., 4.70%, 12/9/35, Callable 6/9/35 @ 100	56,794
120,000	McDonald’s Corp., 4.60%, 5/26/45, Callable 11/26/44 @ 100	133,958
60,000	McDonald’s Corp., 4.88%, 12/9/45, Callable 6/9/45 @ 100, MTN	69,507
1,110,000	McDonald’s Corp., 4.45%, 3/1/47, Callable 9/1/46 @ 100, MTN	1,208,135

		1,478,498

Continued

10

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Corporate Bonds, continued
Industrial Conglomerates (0.2%):
$439,000	General Electric Co., 4.50%, 3/11/44	$486,311
2,140,000	General Electric Co., Series D, 5.00%(US0003M+333bps), 12/31/49, Callable 1/21/21 @ 100	2,205,485
164,000	Georgia-Pacific LLC, 5.40%, 11/1/20(a)	176,877
309,000	Georgia-Pacific LLC, 3.60%, 3/1/25, Callable 12/1/24 @ 100(a)	317,566
174,000	Georgia-Pacific LLC, 7.75%, 11/15/29	244,579

		3,430,818

Insurance (0.2%):
325,000	ACE INA Holdings, Inc., 3.35%, 5/15/24	334,751
410,000	ACE INA Holdings, Inc., 4.15%, 3/13/43	445,202
550,000	American International Group, Inc., 4.50%, 7/16/44, Callable 1/16/44 @ 100	592,406
401,000	Hartford Financial Services Group, Inc. (The), 4.30%, 4/15/43	429,729
20,000	Marsh & McLennan Cos., Inc., 3.50%, 3/10/25, Callable 12/10/24 @ 100	20,605
1,060,000	Marsh & McLennan Cos., Inc., 3.75%, 3/14/26, Callable 12/14/25 @ 100	1,107,042
610,000	Marsh & McLennan Cos., Inc., 4.35%, 1/30/47, Callable 7/30/46 @ 100^	675,684
95,000	Principal Financial Group, Inc., 3.13%, 5/15/23	95,512
196,000	Principal Financial Group, Inc., 3.10%, 11/15/26, Callable 8/15/26 @ 100	193,578
25,000	Principal Financial Group, Inc., 4.63%, 9/15/42	27,846
12,000	Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39(a)	16,954
50,000	Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44(a)	57,194
540,000	Teachers Insurance & Annuity Association of America, 4.27%, 5/15/47, Callable 11/15/46 @ 100(a)	571,072
214,000	Travelers Cos., Inc. (The), 4.30%, 8/25/45, Callable 2/25/45 @ 100	237,740

		4,805,315

Internet & Direct Marketing Retail (0.1%):
861,000	Amazon.com, Inc., 4.80%, 12/5/34, Callable 6/5/34 @ 100	1,010,581
368,000	Amazon.com, Inc., 4.05%, 8/22/47, Callable 2/22/47 @ 100(a)	396,600
570,000	Amazon.com, Inc., 4.25%, 8/22/57, Callable 2/22/57 @ 100(a)	621,810

		2,028,991

IT Services (0.2%):
125,000	DXC Technology Co., 2.88%, 3/27/20	125,608
1,110,000	DXC Technology Co., 4.25%, 4/15/24, Callable 2/15/24 @ 100	1,156,221
49,000	Fidelity National Information Services, Inc., 5.00%, 10/15/25, Callable 7/15/25 @ 100	54,151
250,000	Fidelity National Information Services, Inc., 4.50%, 8/15/46, Callable 2/15/46 @ 100	260,594
420,000	International Business Machines Corp., 2.88%, 11/9/22	423,198

Principal Amount		Fair Value
Corporate Bonds, continued
IT Services, continued
$100,000	International Business Machines Corp., 4.70%, 2/19/46^	$118,215
487,000	Visa, Inc., 4.15%, 12/14/35, Callable 6/14/35 @ 100	540,697
784,000	Visa, Inc., 4.30%, 12/14/45, Callable 6/14/45 @ 100	892,137

		3,570,821

Life Sciences Tools & Services (0.1%):
313,000	Thermo Fisher Scientific, Inc., 3.60%, 8/15/21, Callable 5/15/21 @ 100	323,085
550,000	Thermo Fisher Scientific, Inc., 2.95%, 9/19/26, Callable 6/19/26 @ 100	534,440
690,000	Thermo Fisher Scientific, Inc., 3.20%, 8/15/27, Callable 5/15/27 @ 100	683,891

		1,541,416

Machinery (0.0%):
605,000	Deere & Co., 2.60%, 6/8/22, Callable 3/8/22 @ 100	605,668

Media (1.6%):
880,000	CBS Corp., 3.70%, 6/1/28, Callable 3/1/28 @ 100(a)	867,837
778,000	Comcast Corp., 3.15%, 3/1/26, Callable 12/1/25 @ 100	783,777
2,331,000	Comcast Corp., 2.35%, 1/15/27, Callable 10/15/26 @ 100	2,201,389
6,270,000	Comcast Corp., 3.30%, 2/1/27, Callable 11/1/26 @ 100^	6,396,669
2,300,000	Comcast Corp., 3.15%, 2/15/28, Callable 11/15/27 @ 100^	2,307,351
2,800,000	Comcast Corp., 3.40%, 7/15/46, Callable 1/15/46 @ 100^	2,649,237
2,105,000	COX Communications, Inc., 3.15%, 8/15/24, Callable 6/15/24 @ 100(a)	2,073,182
250,000	Discovery Communications LLC, 2.20%, 9/20/19	248,845
3,100,000	Discovery Communications LLC, 2.95%, 3/20/23, Callable 2/20/23 @ 100^	3,067,996
1,700,000	Discovery Communications LLC, 3.95%, 3/20/28, Callable 12/20/27 @ 100^	1,690,915
392,000	Discovery Communications, Inc., 4.88%, 4/1/43	389,287
2,930,000	NBCUniversal Enterprise, Inc., 1.73%(US0003M+40bps), 4/1/21(a)	2,939,195
4,710,000	NBCUniversal Enterprise, Inc., 5.25%, 12/31/99, Callable 3/19/21 @ 100(a)	5,004,374
820,000	NBCUniversal Media LLC, 5.15%, 4/30/20	873,641
580,000	NBCUniversal Media LLC, 4.45%, 1/15/43	632,906
1,640,000	Time Warner, Inc., 3.80%, 2/15/27, Callable 11/15/26 @ 100	1,638,450
206,000	Twenty-First Century Fox, Inc., 6.40%, 12/15/35	273,765

		34,038,816

Multiline Retail (0.0%):
423,000	Dollar General Corp., 4.15%, 11/1/25, Callable 8/1/25 @ 100^	447,766

Continued

11

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Corporate Bonds, continued
Multi-Utilities (0.3%):
$170,000	Black Hills Corp., 3.15%, 1/15/27, Callable 7/15/26 @ 100	$165,665
745,000	CenterPoint Energy Resources Corp., 4.10%, 9/1/47, Callable 3/1/47 @ 100^	782,795
85,000	CMS Energy Corp., 3.00%, 5/15/26, Callable 2/15/26 @ 100	83,455
775,000	CMS Energy Corp., 4.70%, 3/31/43, Callable 9/30/42 @ 100	871,186
255,000	Dominion Energy, Inc., 2.58%, 7/1/20	255,107
600,000	DTE Electric Co., 3.75%, 8/15/47, Callable 2/15/47 @ 100	624,177
590,000	DTE Energy Co., Series B, 3.30%, 6/15/22, Callable 4/15/22 @ 100	598,704
2,515,000	NiSource Finance Corp., 3.49%, 5/15/27, Callable 2/15/27 @ 100	2,559,870

		5,940,959

Oil, Gas & Consumable Fuels (1.6%):
135,000	Apache Corp., 6.00%, 1/15/37	159,675
689,000	Apache Corp., 5.10%, 9/1/40, Callable 3/1/40 @ 100	734,050
2,630,000	Apache Corp., 4.75%, 4/15/43, Callable 10/15/42 @ 100^	2,702,947
1,025,000	Chevron Corp., 2.90%, 3/3/24, Callable 1/3/24 @ 100	1,034,107
176,000	Cimarex Energy Co., 4.38%, 6/1/24, Callable 3/1/24 @ 100	186,767
3,930,000	Cimarex Energy Co., 3.90%, 5/15/27, Callable 2/15/27 @ 100	4,018,497
250,000	El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/1/21, Callable 7/1/21 @ 100^	266,464
265,000	Energy Transfer Partners LP, 4.05%, 3/15/25, Callable 12/15/24 @ 100	264,802
700,000	Energy Transfer Partners LP, 4.75%, 1/15/26, Callable 10/15/25 @ 100^	726,238
910,000	Energy Transfer Partners LP, 5.15%, 3/15/45, Callable 9/15/44 @ 100	884,836
1,350,000	Energy Transfer Partners LP, 6.13%, 12/15/45, Callable 6/15/45 @ 100	1,465,988
479,000	Enterprise Products Operating LLC, 5.10%, 2/15/45, Callable 8/15/44 @ 100	546,571
95,000	Enterprise Products Operating LLC, Series E, 5.25%(US0003M+303bps), 8/16/77, Callable 8/16/27 @ 100	94,050
595,000	Enterprise Products Operating LP, 4.90%, 5/15/46, Callable 11/15/45 @ 100^	655,568
450,000	EOG Resources, Inc., 2.63%, 3/15/23, Callable 12/15/22 @ 100	444,837
1,480,000	EOG Resources, Inc., 4.15%, 1/15/26, Callable 10/15/25 @ 100^	1,575,164
1,300,000	EOG Resources, Inc., 3.90%, 4/1/35, Callable 10/1/34 @ 100	1,326,877
330,000	Kinder Morgan (Delaware), Inc., 3.05%, 12/1/19, Callable 11/1/19 @ 100^	332,891
2,510,000	Kinder Morgan (Delaware), Inc., 5.55%, 6/1/45, Callable 12/1/44 @ 100	2,746,929

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$200,000	Kinder Morgan (Delaware), Inc., 5.05%, 2/15/46, Callable 8/15/45 @ 100^	$207,587
235,000	Kinder Morgan Energy Partners LP, 5.40%, 9/1/44, Callable 3/1/44 @ 100	248,456
150,000	Magellan Midstream Partners LP, 4.20%, 10/3/47, Callable 4/3/47 @ 100	151,247
348,000	Marathon Petroleum Corp., 4.75%, 9/15/44, Callable 3/15/44 @ 100	363,600
1,060,000	MPLX, LP, 5.20%, 3/1/47, Callable 9/1/46 @ 100	1,163,272
411,000	Pioneer Natural Resource, 3.95%, 7/15/22, Callable 4/15/22 @ 100	428,384
2,104,000	Pioneer Natural Resource Co., 4.45%, 1/15/26, Callable 10/15/25 @ 100^	2,255,143
600,000	Sabine Pass Liquefaction LLC, 5.63%, 2/1/21, Callable 11/1/20 @ 100	643,235
1,680,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24, Callable 2/15/24 @ 100	1,867,288
3,200,000	Sabine Pass Liquefaction LLC, 5.63%, 3/1/25, Callable 12/1/24 @ 100	3,529,629
1,000,000	Sabine Pass Liquefcation LLC, 6.25%, 3/15/22, Callable 12/15/21 @ 100^	1,112,631
290,000	Spectra Energy Partners, 3.38%, 10/15/26, Callable 7/15/26 @ 100^	286,592
470,000	Spectra Energy Partners LP, 4.75%, 3/15/24, Callable 12/15/23 @ 100	510,973
1,030,000	Spectra Energy Partners LP, 4.50%, 3/15/45, Callable 9/15/44 @ 100	1,062,059
378,000	Sunoco Logistics Partner LP, 5.35%, 5/15/45, Callable 11/15/44 @ 100	375,624

		34,372,978

Pharmaceuticals (0.3%):
1,540,000	Bayer US Finance LLC, 3.00%, 10/8/21(a)	1,555,808
500,000	Johnson & Johnson, 2.45%, 3/1/26, Callable 12/1/25 @ 100	487,588
200,000	Johnson & Johnson, 2.95%, 3/3/27, Callable 12/3/26 @ 100^	202,660
690,000	Johnson & Johnson, 2.90%, 1/15/28, Callable 10/15/27 @ 100^	691,025
250,000	Merck & Co., Inc., 2.75%, 2/10/25, Callable 11/10/24 @ 100	248,988
250,000	Merck & Co., Inc., 3.70%, 2/10/45, Callable 8/10/44 @ 100	260,985
1,290,000	Novartis Capital Corp., 3.10%, 5/17/27, Callable 2/17/27 @ 100	1,315,237
320,000	Pfizer, Inc., 4.40%, 5/15/44	367,304

		5,129,595

Professional Services (0.0%):
120,000	Equifax, Inc., 2.30%, 6/1/21, Callable 5/1/21 @ 100^	117,132

Real Estate Management & Development (0.1%):
1,617,000	CC Holdings GS V LLC, 3.85%, 4/15/23	1,668,239
575,000	Northwest Florida Timber Finance LLC, 4.75%, 3/4/29(a)	544,425

		2,212,664

Continued

12

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Corporate Bonds, continued
Road & Rail (0.5%):
$1,000,000	Burlington North Santa Fe LLC, 3.05%, 9/1/22, Callable 6/1/22 @ 100	$1,019,663
1,260,000	Burlington North Santa Fe LLC, 4.55%, 9/1/44, Callable 3/1/44 @ 100	1,442,634
130,000	Burlington North Santa Fe LLC, 4.15%, 4/1/45, Callable 10/1/44 @ 100	141,270
440,000	Burlington North Santa Fe LLC, 4.13%, 6/15/47, Callable 12/15/46 @ 100^	482,118
1,305,000	CSX Corp., 3.25%, 6/1/27, Callable 3/1/27 @ 100	1,303,726
1,035,000	CSX Corp., 3.80%, 11/1/46, Callable 5/1/46 @ 100	1,029,086
432,000	Norfolk Southern Corp., 2.90%, 6/15/26, Callable 3/15/26 @ 100^	424,943
575,000	Norfolk Southern Corp., 3.15%, 6/1/27, Callable 3/1/27 @ 100	573,536
500,000	Penske Truck Leasing, 3.40%, 11/15/26, Callable 8/15/26 @ 100(a)	493,688
484,000	Union Pacific Corp., 3.88%, 2/1/55, Callable 8/1/54 @ 100	491,738
1,705,000	Union Pacific Corp., 4.10%, 9/15/67, Callable 3/15/67 @ 100	1,778,826
452,885	Union Pacific Railroad Co., Series 14-1, 3.23%, 5/14/26	461,821

		9,643,049

Semiconductors & Semiconductor Equipment (0.6%):
515,000	Analog Devices, Inc., 3.50%, 12/5/26, Callable 9/5/26 @ 100	521,168
280,000	Analog Devices, Inc., 4.50%, 12/5/36, Callable 6/5/36 @ 100	301,840
190,000	Analog Devices, Inc., 5.30%, 12/15/45, Callable 6/15/45 @ 100	225,815
130,000	Applied Materials, Inc., 5.85%, 6/15/41	170,305
135,000	Applied Materials, Inc., 4.35%, 4/1/47, Callable 10/1/46 @ 100	151,441
1,970,000	Broadcom Corp./Broadcom Cayman Finance, Ltd., 3.00%, 1/15/22, Callable 12/15/21 @ 100^(a)	1,953,314
1,570,000	Broadcom Corp./Broadcom Cayman Finance, Ltd., 3.63%, 1/15/24, Callable 11/15/23 @ 100(a)	1,561,184
2,035,000	Broadcom Corp./Broadcom Cayman Finance, Ltd., 3.13%, 1/15/25, Callable 11/15/24 @ 100(a)	1,945,389
220,000	Intel Corp., 4.10%, 5/19/46, Callable 11/19/45 @ 100	242,599
19,000	KLA-Tencor Corp., 4.65%, 11/1/24, Callable 8/1/24 @ 100	20,609
302,000	Lam Research Corp., 2.80%, 6/15/21, Callable 5/15/21 @ 100	303,895
541,000	Lam Research Corp., 3.80%, 3/15/25, Callable 12/15/24 @ 100	562,406
250,000	NVIDIA Corp., 3.20%, 9/16/26, Callable 6/16/26 @ 100	250,754
1,650,000	QUALCOMM, Inc., 2.10%, 5/20/20	1,643,061
228,000	QUALCOMM, Inc., 3.45%, 5/20/25, Callable 2/20/25 @ 100	228,518
478,000	QUALCOMM, Inc., 4.80%, 5/20/45, Callable 11/20/44 @ 100	514,111
800,000	Xilinx, Inc., 2.95%, 6/1/24, Callable 4/1/24 @ 100	795,005

		11,391,414

Principal Amount		Fair Value
Corporate Bonds, continued
Software (0.5%):
$345,000	Autodesk, Inc., 3.50%, 6/15/27, Callable 3/15/27 @ 100	$338,419
970,000	Microsoft Corp., 2.40%, 8/8/26, Callable 5/8/26 @ 100	935,434
925,000	Microsoft Corp., 3.45%, 8/8/36, Callable 2/8/36 @ 100	953,666
4,290,000	Microsoft Corp., 3.70%, 8/8/46, Callable 2/8/46 @ 100	4,472,374
270,000	Microsoft Corp., Series 30Y, 4.25%, 2/6/47, Callable 8/6/46 @ 100	308,683
250,000	Microsoft Corp., 3.95%, 8/8/56, Callable 2/8/56 @ 100	266,848
760,000	Microsoft Corp., 4.50%, 2/6/57, Callable 8/6/56 @ 100	899,934
195,000	Oracle Corp., 4.50%, 7/8/44, Callable 1/8/44 @ 100	222,277
525,000	Oracle Corp., 4.00%, 7/15/46, Callable 1/15/46 @ 100	558,606
450,000	Oracle Corp., 4.38%, 5/15/55, Callable 11/15/54 @ 100	502,974

		9,459,215

Specialty Retail (0.1%):
135,000	Bed Bath & Beyond, Inc., 5.17%, 8/1/44, Callable 2/1/44 @ 100	118,754
750,000	Home Depot, Inc. (The), 3.00%, 4/1/26, Callable 1/1/26 @ 100^	750,979
560,000	Home Depot, Inc. (The), 4.25%, 4/1/46, Callable 10/1/45 @ 100	625,406
290,000	Lowe’s Companies, Inc., 3.38%, 9/15/25, Callable 6/15/25 @ 100^	298,811
145,000	Lowe’s Cos., Inc., 2.50%, 4/15/26, Callable 1/15/26 @ 100	139,391

		1,933,341

Technology Hardware, Storage & Peripherals (0.2%):
340,000	Apple, Inc., 3.45%, 2/9/45	331,816
640,000	Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	749,462
1,015,000	Apple, Inc., 3.85%, 8/4/46, Callable 2/4/46 @ 100	1,057,802
170,000	Apple, Inc., 4.25%, 2/9/47, Callable 8/9/46 @ 100^	188,909
220,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/26, Callable 3/15/26 @ 100(a)	242,576
520,000	HP Enterprise Co., 2.85%, 10/5/18	522,506
400,000	Xerox Corp., 3.63%, 3/15/23, Callable 2/15/23 @ 100	390,207

		3,483,278

Textiles, Apparel & Luxury Goods (0.0%):
245,000	Coach, Inc., 4.13%, 7/15/27, Callable 4/15/27 @ 100	246,863
120,000	Michael Kors USA, Inc., 4.00%, 11/1/24, Callable 9/1/24 @ 100^(a)	121,086

		367,949

Continued

13

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Corporate Bonds, continued
Tobacco (0.2%):
$300,000	Altria Group, Inc., 2.63%, 9/16/26, Callable 6/16/26 @ 100^	$290,075
740,000	BAT Capital Corp., 3.22%, 8/15/24, Callable 6/15/24 @ 100(a)	739,971
1,075,000	BAT Capital Corp., 3.56%, 8/15/27, Callable 5/15/27 @ 100(a)	1,076,394
92,000	Reynolds American, Inc., 3.25%, 6/12/20	93,481
450,000	Reynolds American, Inc., 4.00%, 6/12/22	470,173
1,030,000	Reynolds American, Inc., 4.45%, 6/12/25, Callable 3/12/25 @ 100	1,098,232

		3,768,326

Trading Companies & Distributors (0.0%):
75,000	Air Lease Corp., 3.63%, 4/1/27, Callable 1/1/27 @ 100	74,942

Wireless Telecommunication Services (0.5%):
9,942,188	Sprint Spectrum, 3.36%, 3/20/23(a)	10,004,326

Total Corporate Bonds (Cost $384,745,586)		390,176,248

Yankee Dollars (5.2%):
Auto Components (0.0%):
641,000	Aptiv plc, 4.40%, 10/1/46, Callable 4/1/46 @ 100	660,279

Banks (1.8%):
1,275,000	Barclays Bank plc, 2.75%, 11/8/19	1,277,741
210,000	Barclays Bank plc, 5.14%, 10/14/20	222,381
888,000	Barclays Bank plc, 4.38%, 1/12/26	923,715
1,400,000	BNP Paribas SA, 4.63%, 3/13/27(a)	1,493,494
240,000	BNP Paribas SA, 3.50%, 11/16/27(a)	238,886
720,000	BPCE SA, 3.00%, 5/22/22(a)	719,601
1,410,000	BPCE SA, 3.50%, 10/23/27(a)	1,387,427
2,350,000	Credit Agricole, 3.38%, 1/10/22(a)	2,386,661
1,855,000	Credit Agricole SA, 3.25%, 10/4/24(a)	1,842,520
1,092,000	Federal Republic of Germany, 1.50%, 2/6/19	1,087,060
1,525,000	HSBC Holdings plc, 3.26%(US0003M+106bps), 3/13/23, Callable 3/13/22 @ 100	1,546,229
1,600,000	HSBC Holdings plc, 4.38%, 11/23/26	1,670,429
600,000	ING Bank NV, Series E, 4.13%(USISDA05+270bps), 11/21/23, Callable 11/21/18 @ 100(a)	605,954
1,160,000	ING Groep NV, 3.15%, 3/29/22	1,173,872
835,000	ING Groep NV, 3.95%, 3/29/27	870,509
1,150,000	Intesa Sanpaolo SpA, 3.13%, 7/14/22(a)	1,141,707
660,000	Intesa Sanpaolo SpA, 3.88%, 7/14/27(a)	659,691
200,000	Lloyds Banking Group plc, 3.00%, 1/11/22	200,998
530,000	Lloyds Banking Group plc, 2.91%(US0003M+81bps), 11/7/23, Callable 11/7/22 @ 100	525,458
550,000	Lloyds Banking Group plc, 3.75%, 1/11/27	558,543
750,000	Mitsubishi UFJ Finance GRP, 3.00%, 2/22/22	754,765
1,810,000	Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/1/21	1,826,518
650,000	Mitsubishi UFJ Financial Group, Inc., 2.67%, 7/25/22	643,861
2,890,000	Mizuho Financial Group, 2.95%, 2/28/22	2,892,827
420,000	Mizuho Financial Group, Inc., 2.60%, 9/11/22^	413,390
1,010,000	National Australia Bank of New York, 2.13%, 5/22/20^	1,004,038

Principal Amount		Fair Value
Yankee Dollars, continued
Banks, continued
$2,670,000	Royal Bank of Canada, 2.20%, 9/23/19	$2,668,535
860,000	Royal Bank of Canada, Series G, 2.13%, 3/2/20^	857,418
690,000	Royal Bank of Canada, 2.15%, 10/26/20^	685,545
1,985,000	Santander UK Group Holdings plc, 2.88%, 10/16/20	1,991,560
240,000	Santander UK plc, 7.95%, 10/26/29	311,615
1,625,000	Sumitomo Mitsui Banking Corp., 1.66%(US0003M+31bps), 10/18/19	1,625,179
1,655,000	Sumitomo Mitsui Trust Bank, Ltd., 1.95%, 9/19/19(a)	1,641,781

		37,849,908

Biotechnology (0.0%):
455,000	Shire Acq INV Ireland DA, 1.90%, 9/23/19	450,881

Building Products (0.0%):
256,000	Johnson Controls International, 4.62%, 7/2/44, Callable 1/2/44 @ 100	281,980

Capital Markets (0.9%):
1,515,000	CDP Financial, Inc., 4.40%, 11/25/19(a)	1,574,495
770,000	Credit Suisse AG, NY, 1.70%, 4/27/18	769,427
1,000,000	Credit Suisse AG, NY, 3.00%, 10/29/21	1,010,261
1,035,000	Credit Suisse Group Fun, Ltd., 2.75%, 3/26/20	1,039,036
360,000	Credit Suisse Group Fun, Ltd., 3.45%, 4/16/21	368,406
250,000	Credit Suisse, NY, 3.63%, 9/9/24	258,685
433,000	Deutsche Bank AG, 1.88%, 2/13/18	432,935
2,790,000	FMS Wertmanagement, 1.63%, 11/20/18	2,783,082
280,000	Nomura Holdings, Inc., 2.75%, 3/19/19	282,094
1,980,000	UBS AG, 2.20%, 6/8/20, Callable 5/8/20 @ 100(a)	1,967,296
1,135,000	UBS AG, 2.45%, 12/1/20, Callable 11/1/20 @ 100^(a)	1,131,579
670,000	UBS Group AG, 4.13%, 9/24/25(a)	703,134
3,675,000	UBS Group Funding, 3.49%, 5/23/23, Callable 5/23/22 @ 100(a)	3,733,484
870,000	UBS Group Funding Switzerland AG, 2.86%(US0003M+95bps), 8/15/23, Callable 8/15/22 @ 100(a)	860,053

		16,913,967

Chemicals (0.0%):
750,000	Air Liquide Finance SA, 1.75%, 9/27/21, Callable 8/27/21 @ 100(a)	727,331

Consumer Finance (0.1%):
1,675,000	Hyundai Capital Services, Inc., 3.00%, 8/29/22(a)	1,647,037

Diversified Financial Services (0.2%):
245,000	Corp. Financiera de Desarrollo SA, 4.75%, 7/15/25(a)	260,803
1,640,000	Deutsche Telekom International Finance, 1.95%, 9/19/21, Callable 8/19/21 @ 100(a)	1,594,777
635,000	Export Development Canada, 0.88%, 8/27/18(a)	631,104
2,335,000	ORIX Corp., 2.90%, 7/18/22	2,326,828

		4,813,512

Electric Utilities (0.1%):
2,447,000	ENEL Finance International NV, 2.88%, 5/25/22^(a)	2,440,349

Electronic Equipment, Instruments & Components (0.0%):
125,000	Tyco Electronics Group SA, 3.45%, 8/1/24, Callable 5/1/24 @ 100	128,501

Continued

14

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Yankee Dollars, continued
Food Products (0.1%):
$1,570,000	Danone SA, 2.08%, 11/2/21, Callable 10/2/21 @ 100^(a)	$1,535,775

Industrial Conglomerates (0.2%):
2,874,000	GE Capital International Funding, 4.42%, 11/15/35	3,110,405

Insurance (0.1%):
1,210,000	Aon plc, 3.88%, 12/15/25, Callable 9/15/25 @ 100	1,265,112
81,000	Aon plc, 4.45%, 5/24/43, Callable 2/24/43 @ 100	84,734
744,000	Aon plc, 4.60%, 6/14/44, Callable 3/14/44 @ 100	811,646
200,000	Aon plc, 4.75%, 5/15/45, Callable 11/15/44 @ 100	222,379
500,000	Trinity Acquistion plc, 4.40%, 3/15/26, Callable 12/15/25 @ 100	528,794

		2,912,665

Internet Software & Services (0.1%):
320,000	Alibaba Group Holding Ltd., 2.80%, 6/6/23, Callable 5/6/23 @ 100	319,089
1,095,000	Alibaba Group Holding Ltd., 4.40%, 12/6/57, Callable 6/6/57 @ 100	1,140,721

		1,459,810

Oil, Gas & Consumable Fuels (0.0%):
555,000	Ecopetrol SA, 4.13%, 1/16/25	557,775
107,000	Petroleos Mexicanos, 6.00%, 3/5/20	113,527
883,000	Petroleos Mexicanos, 5.63%, 1/23/46	817,217
215,000	Shell International Finance BV, 2.13%, 5/11/20	214,553
490,000	Shell International Finance BV, 1.75%, 9/12/21	478,160
396,000	Suncor Energy, Inc., 6.80%, 5/15/38	545,780

		2,727,012

Pharmaceuticals (0.6%):
4,055,000	Actavis Funding SCS, 3.45%, 3/15/22, Callable 1/15/22 @ 100	4,120,100
345,000	Actavis Funding SCS, 3.85%, 6/15/24, Callable 3/15/24 @ 100	353,536
3,455,000	Actavis Funding SCS, 3.80%, 3/15/25, Callable 12/15/24 @ 100^	3,517,351
330,000	Actavis Funding SCS, 4.75%, 3/15/45, Callable 9/15/44 @ 100^	351,304
225,000	AstraZeneca plc, 2.38%, 6/12/22, Callable 5/12/22 @ 100	222,332
2,590,000	Teva Pharmaceuticals Industries, Ltd., 2.20%, 7/21/21^	2,365,889
375,000	Teva Pharmaceuticals Ne, 1.40%, 7/20/18^	372,503

		11,303,015

Sovereign Bond (1.0%):
620,000	Canada Government, 1.63%, 2/27/19	617,849
1,964,000	Mexico Government International Bond, 4.15%, 3/28/27^	2,036,668
589,561	Oriental Republic of Uruguay, 4.50%, 8/14/24^	639,379
600,000	Oriental Republic of Uruguay, 4.38%, 10/27/27^	642,510
689,000	Province of Manitoba, 3.05%, 5/14/24	702,749
870,000	Province of Quebec, 2.50%, 4/20/26^	850,917
595,000	Republic of Colombia, 4.50%, 1/28/26, Callable 10/28/25 @ 100^	634,568

Principal Amount		Fair Value
Yankee Dollars, continued
Sovereign Bond, continued
$5,630,000	Republic of Colombia, 3.88%, 4/25/27, Callable 1/25/27 @ 100^	$5,731,340
575,000	Republic of Panama, 4.00%, 9/22/24, Callable 6/22/24 @ 100	611,513
540,000	Republic of Panama, 4.50%, 5/15/47	581,310
281,000	Republic of Peru, 5.63%, 11/18/50	360,523
1,270,000	Saudi Government International Bond, 3.63%, 3/4/28(a)	1,258,570
262,000	United Mexican States, Series E, 3.50%, 1/21/21	270,908
2,506,000	United Mexican States, 4.13%, 1/21/26^	2,612,505

		17,551,309

Transportation Infrastructure (0.0%):
410,000	Mexico City Airport Trust, 5.50%, 7/31/47, Callable 1/31/47 @ 100(a)	404,875

Wireless Telecommunication Services (0.0%):
95,000	Rogers Communications, Inc., 3.63%, 12/15/25, Callable 9/15/25 @ 100	97,030
130,000	Rogers Communications, Inc., 5.00%, 3/15/44, Callable 9/15/43 @ 100	150,137

		247,167

Total Yankee Dollars (Cost $106,505,048)		107,165,778

Municipal Bonds (0.1%):
Massachusetts (0.0%):
450,000	Massachusetts State School Building Authority Sales Tax Revenue, Series B, 5.00%, 10/15/41, Continuously Callable @100	497,039

New Jersey (0.1%):
800,000	New Jersey State Transportation Trust Fund Authority Revenue, Series AA, 5.00%, 6/15/36, Continuously Callable @100	864,832

New York (0.0%):
540,000	New York State Urban Development Corp. Revenue, Series E, 5.00%, 3/15/24, Continuously Callable @100	626,270

California (0.0%):
50,000	University of California Revenue, 4.86%, 5/15/12	55,812
347,000	University of California Revenue, 4.77%, 5/15/15	379,406

		435,218

Total Municipal Bonds (Cost $2,284,876)		2,423,359

U.S. Government Agency Mortgages (32.2%):
Federal Home Loan Mortgage Corporation (9.5%)
1,544,643	2.50%, 2/1/24, Pool #G14989	1,550,196
2,131,499	Class A1, Series KIR2, 2.75%, 3/25/27	2,143,695
591,000	3.47%, 9/15/29, TBA(d)	418,596
96,155	3.00%, 1/1/30, Pool #V60724	98,065
68,699	3.00%, 1/1/30, Pool #V60696	70,063
139,147	2.50%, 3/1/30, Pool #V60770	139,097
307,241	3.00%, 5/1/30, Pool #J31689	313,642
157,759	2.50%, 5/1/30, Pool #J31418	157,659
214,710	2.50%, 5/1/30, Pool #V60796	214,500
593,227	3.00%, 6/1/30, Pool #V60840	605,235

Continued

15

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$31,403	3.00%, 7/1/30, Pool #J32181	$32,058
12,651	2.50%, 7/1/30, Pool #J32491	12,636
18,105	2.50%, 7/1/30, Pool #V60905	18,087
53,529	2.50%, 7/1/30, Pool #J32209	53,495
57,496	2.50%, 7/1/30, Pool #J32204	57,450
266,464	3.00%, 7/1/30, Pool #G15520	271,763
57,618	3.00%, 8/1/30, Pool #V60909	58,784
179,141	2.50%, 8/1/30, Pool #V60902	179,026
240,186	2.50%, 8/1/30, Pool #V60886	240,036
37,344	3.00%, 8/1/30, Pool #J32436	38,086
364,042	2.50%, 9/1/30, Pool #V60904	363,685
176,784	2.50%, 9/1/30, Pool #V60903	176,640
197,000	3.67%, 3/15/31, TBA(d)	132,078
190,000	6.75%, 3/15/31, TBA	271,708
191,291	5.50%, 2/1/35, Pool #G04692	212,504
94,538	5.00%, 7/1/35, Pool #G01838	102,557
73,623	5.00%, 7/1/35, Pool #G01840	79,870
808,220	5.00%, 2/1/38, Pool #G60365	876,499
262,829	6.00%, 4/1/39, Pool #G07613	301,848
50,421	4.50%, 12/1/39, Pool #A90196	53,803
46,118	4.50%, 7/1/40, Pool #A93010	49,207
58,108	4.00%, 8/1/40, Pool #A93534	61,002
356,782	4.00%, 9/1/40, Pool #A93851	377,148
948,079	4.50%, 9/1/40, Pool #A93700	1,022,461
52,847	4.00%, 10/1/40, Pool #A95923	55,999
53,676	4.00%, 11/1/40, Pool #A94779	56,876
50,775	4.00%, 11/1/40, Pool #A94977	53,802
50,073	4.00%, 11/1/40, Pool #A95144	53,058
3,337	4.00%, 4/1/41, Pool #Q00093	3,503
159,561	4.50%, 5/1/41, Pool #Q00959	170,256
145,216	4.50%, 5/1/41, Pool #Q00804	154,824
685,377	Class FL, Series 4248, 1.93%(US0001M+45bps), 5/15/41	689,001
777,613	5.50%, 6/1/41, Pool #G07553	859,341
52,062	4.00%, 10/1/41, Pool #Q03841	54,854
100,087	4.00%, 10/1/41, Pool #Q04022	106,054
735,306	3.50%, 10/1/41, Pool #G08462	758,799
170,286	5.00%, 10/1/41, Pool #G07642	186,071
1,473,026	5.00%, 11/1/41, Pool #G07962	1,610,824
369,804	3.50%, 4/1/42, Pool #C03811	383,044
300,542	3.50%, 4/1/42, Pool #Q07417	310,583
19,665	3.50%, 5/1/42, Pool #Q07896	20,293
52,626	3.50%, 8/1/42, Pool #Q12162	54,385
317,363	3.50%, 8/1/42, Pool #G07106	327,966
533,060	3.50%, 8/1/42, Pool #Q10724	550,094
49,654	3.50%, 10/1/42, Pool #Q11750	51,242
26,740	3.50%, 10/1/42, Pool #Q11909	27,544
603,940	3.50%, 11/1/42, Pool #Q13134	623,256
345,865	3.00%, 12/1/42, Pool #C04320	347,771
399,098	3.00%, 1/1/43, Pool #Q14866	401,339
387,780	3.00%, 3/1/43, Pool #Q16673	390,018
478,247	3.00%, 3/1/43, Pool #Q16567	480,982
265,203	3.00%, 3/1/43, Pool #Q16403	266,733
133,723	3.00%, 4/1/43, Pool #Q17095	134,495
176,526	3.50%, 6/1/43, Pool #Q18718	182,478
270,380	3.50%, 7/1/43, Pool #Q20206	280,058

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$1,461,781	3.00%, 8/1/43, Pool #G07550	$1,470,216
182,781	3.50%, 8/1/43, Pool #Q21320	188,625
123,827	4.00%, 9/1/43, Pool #Q21579	131,414
4,295,852	3.00%, 9/1/43, Pool #G60675	4,316,547
389,839	4.50%, 12/1/43, Pool #G60018	417,274
448,960	4.50%, 12/1/43, Pool #Q23779	478,079
29,018	3.50%, 1/1/44, Pool #Q24368	30,056
822,498	Class XZ, Series 4316, 4.50%, 3/15/44	922,453
24,322	3.50%, 4/1/44, Pool #Q25812	25,192
185,330	4.00%, 4/1/44, Pool #Q25643	196,308
1,284,383	3.50%, 4/1/44, Pool #G07848	1,330,284
1,219,006	Class ZX, Series 4352, 4.00%, 4/15/44	1,293,369
27,810	3.50%, 5/1/44, Pool #Q26452	28,804
21,030	3.50%, 5/1/44, Pool #Q25988	21,782
37,722	3.50%, 5/1/44, Pool #Q26218	39,123
64,917	3.50%, 5/1/44, Pool #Q26362	67,237
32,749	3.50%, 6/1/44, Pool #Q26707	33,920
155,005	3.50%, 6/1/44, Pool #Q28764	160,173
30,345	3.50%, 7/1/44, Pool #Q27319	31,472
125,506	3.50%, 8/1/44, Pool #Q27843	129,993
696,716	4.00%, 8/1/44, Pool #G07786	739,375
139,349	3.50%, 9/1/44, Pool #Q28605	144,331
53,110	3.50%, 9/1/44, Pool #Q28604	55,082
48,878	4.00%, 2/1/45, Pool #Q31338	51,322
21,307	4.00%, 2/1/45, Pool #Q31128	22,441
4,429,409	3.50%, 8/1/45, Pool #G60138	4,587,898
35,888	3.50%, 9/1/45, Pool #Q36302	37,222
346,073	4.00%, 10/1/45, Pool #Q36972	365,177
52,023	4.00%, 12/1/45, Pool #Q37955	54,793
60,834	4.00%, 12/1/45, Pool #Q37957	63,982
595,316	3.50%, 1/1/46, Pool #G60393	614,044
438,659	3.50%, 3/1/46, Pool #Q39250	452,385
490,138	3.50%, 5/1/46, Pool #G60561	505,474
1,389,367	3.00%, 6/1/46, Pool #G08710	1,391,290
811,015	4.00%, 7/1/46, Pool #V82528	855,824
1,815,076	3.50%, 7/1/46, Pool #G60658	1,880,027
477,929	4.00%, 8/1/46, Pool #V82553	504,335
10,702,257	3.00%, 8/1/46, Pool #G60717	10,731,425
929,445	Class FB, Series 4606, 1.98%(US0001M+50bps), 8/15/46	935,286
587,477	3.00%, 9/1/46, Pool #G60718	588,631
67,212	4.00%, 9/1/46, Pool #G60729	70,925
2,119,798	3.00%, 9/1/46, Pool #Q42979	2,123,963
3,865,334	3.00%, 9/1/46, Pool #Q43104	3,878,168
133,097	4.00%, 10/1/46, Pool #V82661	140,478
15,206,193	3.00%, 11/1/46, Pool #Q44452	15,222,531
4,985,663	3.00%, 11/1/46, Pool #Q44665	4,992,564
2,157,175	3.00%, 12/1/46, Pool #V82781	2,160,412
319,917	3.00%, 12/1/46, Pool #Q45080	321,115
10,597,490	3.00%, 12/1/46, Pool #G08737	10,608,329
162,185	3.00%, 12/1/46, Pool #Q45083	163,100
651,928	3.00%, 12/1/46, Pool #Q44853	654,093
271,156	3.00%, 12/1/46, Pool #Q45079	272,298
635,287	3.00%, 12/1/46, Pool #Q45064	636,535
14,808,937	3.00%, 1/1/47, Pool #Q45872	14,827,157
11,415,701	3.00%, 1/1/47, Pool #G08741	11,426,787

Continued

16

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$2,915,003	4.00%, 2/1/47, Pool #V82929	$3,076,441
2,030,353	3.00%, 2/1/47, Pool #Q46441	2,032,150
26,752,148	3.00%, 2/1/47, Pool #G08747	26,774,446
1,273,102	3.50%, 3/1/47, Pool #G60968	1,318,123
3,989,150	3.00%, 4/1/47, Pool #G08756	3,992,821
2,394,395	4.00%, 8/1/47, Pool #G67704	2,539,480
799,171	3.50%, 10/1/47, Pool #G61178	828,728
4,502,619	4.50%, 11/1/47, Pool #Q52321	4,794,845
300,000	6.00%, 1/15/48, TBA	335,238
1,700,000	2.50%, 1/15/48, TBA	1,641,064
2,600,000	5.50%, 1/15/48, TBA	2,842,708
4,482,943	3.50%, 1/15/48, TBA	4,603,657
7,531,000	4.00%, 1/15/48, TBA	7,875,190
2,836,000	4.50%, 1/15/48, TBA	3,014,580

		189,459,313

Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates (0.2%)
1,816,000	Class A2, Series K066, 3.12%, 6/25/27	1,853,089
1,230,000	Class A2, Series KIR3, 3.28%, 8/25/27	1,268,313

		3,121,402

Federal National Mortgage Association (17.0%)
13,922	4.00%, 7/1/19, Pool #AE0968	14,328
11,225	5.50%, 3/1/20, Pool #888557	11,310
60,897	5.50%, 5/1/25, Pool #AE0378	62,141
8,939	5.50%, 9/1/25, Pool #AL4903	9,090
227,593	4.00%, 9/1/26, Pool #AL2683	238,202
1,380,000	Class A2, Series 2017-M1, 2.42%, 10/25/26	1,334,213
163,393	4.00%, 12/1/26, Pool #AL1938	170,198
2,087,816	4.00%, 5/1/27, Pool #AL5956	2,168,400
86,068	3.00%, 4/1/28, Pool #AT3121	87,936
108,141	3.00%, 5/1/28, Pool #AT6033	110,477
51,380	3.00%, 8/1/28, Pool #AU5151	52,543
1,758,627	3.50%, 9/1/28, Pool #AL4245	1,825,900
487,191	3.50%, 10/1/28, Pool #AV0198	505,813
199,499	3.00%, 10/1/28, Pool #AU8774	203,576
22,953	3.00%, 10/1/28, Pool #AQ4132	23,473
22,794	3.00%, 11/1/28, Pool #AV0298	23,310
721,431	3.50%, 11/1/28, Pool #AV1360	748,982
570,466	3.00%, 4/1/29, Pool #AW0937	582,830
407,519	3.00%, 5/1/29, Pool #AW2544	416,745
776,883	3.00%, 6/1/29, Pool #AS2676	793,723
546,644	3.50%, 9/1/29, Pool #AL5806	567,532
306,104	3.50%, 9/1/29, Pool #AX0105	316,922
143,219	3.00%, 9/1/29, Pool #AS3355	146,443
523,988	3.00%, 9/1/29, Pool #AS3220	535,293
1,601,491	3.00%, 9/1/29, Pool #AL6897	1,637,765
72,549	3.50%, 10/1/29, Pool #AX2741	75,320
5,539,098	3.50%, 12/1/29, Pool #AL9230	5,754,863
402,273	3.50%, 12/1/29, Pool #AS3988	418,373
2,410,417	3.50%, 12/1/29, Pool #AL6161	2,504,356
1,046,716	3.00%, 1/1/30, Pool #AL6144	1,069,287
2,605,000	3.53%, 1/15/30, TBA(d)	1,819,747
211,355	3.00%, 3/1/30, Pool #AL6583	216,116
143,508	2.50%, 4/1/30, Pool #AY3416	143,785
183,857	3.00%, 4/1/30, Pool #AL6584	187,820

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$71,154	2.50%, 5/1/30, Pool #AY0828	$71,291
102,676	3.00%, 5/1/30, Pool #AL6761	104,988
3,901,000	3.59%, 5/15/30, TBA(d)	2,689,547
140,230	3.00%, 7/1/30, Pool #AL7139	143,180
65,773	2.50%, 7/1/30, Pool #AZ2170	65,900
27,987	3.00%, 7/1/30, Pool #AZ2297	28,556
159,783	3.00%, 7/1/30, Pool #AX9701	163,151
49,844	3.00%, 7/1/30, Pool #AX9700	50,931
18,591	3.00%, 8/1/30, Pool #AZ8597	18,997
275,449	2.50%, 8/1/30, Pool #AS5616	275,980
1,167,141	3.50%, 8/1/30, Pool #AL7430	1,211,806
239,426	3.00%, 8/1/30, Pool #AL7227	244,389
262,278	3.00%, 8/1/30, Pool #AL7225	267,800
41,760	3.00%, 8/1/30, Pool #AZ7833	42,672
34,744	3.50%, 8/1/30, Pool #AS5707	36,031
152,819	3.50%, 8/1/30, Pool #AS5708	158,787
202,153	3.00%, 8/1/30, Pool #AS5623	206,352
192,957	3.00%, 8/1/30, Pool #AS5622	197,022
144,858	2.50%, 8/1/30, Pool #AS5614	145,137
35,412	3.00%, 8/1/30, Pool #AX3298	36,185
112,674	2.50%, 8/1/30, Pool #AS5548	112,891
184,169	3.00%, 9/1/30, Pool #AS5728	188,189
79,390	3.00%, 9/1/30, Pool #AZ5719	81,005
136,897	3.00%, 9/1/30, Pool #AS5714	139,784
161,616	2.50%, 9/1/30, Pool #AS5872	161,927
134,967	2.50%, 9/1/30, Pool #AS5786	135,227
147,107	2.50%, 11/1/30, Pool #AS6115	147,391
155,724	2.50%, 11/1/30, Pool #AS6141	156,024
155,300	2.50%, 11/1/30, Pool #AS6116	155,134
141,058	2.50%, 11/1/30, Pool #AS6142	141,330
228,524	2.50%, 6/1/31, Pool #AS7320	228,383
423,323	2.50%, 7/1/31, Pool #AS7617	423,063
279,211	2.50%, 7/1/31, Pool #AS7605	279,040
92,041	4.00%, 8/1/31, Pool #AY4707	97,652
3,351,571	3.00%, 8/1/31, Pool #AL9376	3,419,486
59,655	4.00%, 8/1/31, Pool #AY4688	63,285
1,166,355	3.50%, 9/1/31, Pool #BM1600	1,210,629
398,441	2.50%, 10/1/31, Pool #AS8009	398,143
534,957	2.50%, 10/1/31, Pool #AS8193	534,576
3,386,917	2.50%, 10/1/31, Pool #BC4773	3,386,010
681,322	2.50%, 10/1/31, Pool #AS8208	680,938
1,656,043	2.50%, 10/1/31, Pool #AS8195	1,655,476
437,497	2.50%, 11/1/31, Pool #BM1896	437,941
234,833	2.50%, 11/1/31, Pool #BC2628	234,770
482,720	2.50%, 11/1/31, Pool #BC2631	482,305
243,920	2.50%, 11/1/31, Pool #BC2629	243,770
290,224	2.50%, 11/1/31, Pool #AS8245	290,146
387,948	2.50%, 11/1/31, Pool #AS8240	387,730
353,641	2.50%, 11/1/31, Pool #AS8241	353,389
4,645,619	3.50%, 1/1/32, Pool #BM1494	4,822,342
282,765	2.50%, 1/1/32, Pool #BM1890	282,919
860,000	2.50%, 1/25/32, TBA	858,656
687,900	2.50%, 3/1/32, Pool #AS9321	687,715
884,998	2.50%, 3/1/32, Pool #AS9319	884,052
438,364	2.50%, 3/1/32, Pool #AS9317	438,052
190,030	2.50%, 3/1/32, Pool #BM1422	189,827

Continued

17

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$548,413	2.50%, 3/1/32, Pool #AS9316	$548,103
840,992	2.50%, 3/1/32, Pool #AS9318	840,267
284,125	3.50%, 4/1/32, Pool #BH0914	295,254
2,086,246	3.50%, 5/1/32, Pool #BM1272	2,164,586
13,836,850	3.00%, 6/1/32, Pool #BM1791	14,137,193
160,611	3.50%, 7/1/32, Pool #BH2998	166,733
145,601	3.50%, 9/1/32, Pool #BH7482	151,731
112,175	3.50%, 9/1/32, Pool #BH9555	116,351
129,890	3.50%, 9/1/32, Pool #BH7484	134,855
197,848	3.50%, 10/1/32, Pool #BJ0329	205,785
28,264	3.00%, 10/1/32, Pool #BJ1473	28,883
42,504	3.00%, 10/1/32, Pool #BH8696	43,436
28,675	3.00%, 10/1/32, Pool #BJ1979	29,305
493,175	3.50%, 10/1/32, Pool #BJ0317	513,794
33,638	3.00%, 10/1/32, Pool #BH8456	34,376
93,858	3.50%, 10/1/32, Pool #BH7855	97,623
294,980	3.50%, 10/1/32, Pool #BJ0769	307,770
43,503	3.00%, 10/1/32, Pool #BH7543	44,457
49,739	3.00%, 11/1/32, Pool #BH8499	50,852
382,210	3.50%, 11/1/32, Pool #BH5785	398,783
57,733	3.00%, 11/1/32, Pool #BJ3910	59,025
195,498	3.50%, 11/1/32, Pool #BM1994	203,733
103,501	3.50%, 11/1/32, Pool #BJ3911	107,989
47,707	3.00%, 11/1/32, Pool #BJ3912	48,753
49,414	3.00%, 11/1/32, Pool #BH8501	50,497
177,609	3.50%, 11/1/32, Pool #BH5780	185,090
466,624	3.50%, 11/1/32, Pool #CA0789	485,703
503,729	3.00%, 11/1/32, Pool #CA0784	514,780
427,481	3.50%, 12/1/32, Pool #CA0792	446,016
176,430	5.50%, 1/1/33, Pool #676661	195,350
4,000,000	2.00%, 1/25/33, TBA	3,895,625
1,900,000	5.00%, 1/25/33, TBA	1,931,430
200,000	4.50%, 1/25/33, TBA	202,871
119,430	5.50%, 5/1/33, Pool #555424	132,275
285,301	5.50%, 2/1/35, Pool #735989	316,171
987,748	5.00%, 2/1/35, Pool #735226	1,072,583
70,560	5.00%, 3/1/35, Pool #735288	76,851
25,604	6.00%, 4/1/35, Pool #735504	29,074
132,826	5.00%, 9/1/35, Pool #889974	144,278
269,637	4.00%, 1/1/36, Pool #AB0686	283,756
662,426	5.50%, 9/1/36, Pool #995113	734,843
66,774	3.00%, 10/1/36, Pool #AL9227	67,857
469,274	3.00%, 11/1/36, Pool #AS8348	477,902
196,027	3.00%, 11/1/36, Pool #AS8349	199,510
463,266	3.00%, 12/1/36, Pool #BE1896	470,638
571,161	3.00%, 12/1/36, Pool #AS8553	582,194
42,812	5.50%, 2/1/38, Pool #961545	46,965
21,283	6.00%, 3/1/38, Pool #889529	24,056
158,766	5.50%, 5/1/38, Pool #889692	175,406
119,126	5.50%, 5/1/38, Pool #889441	131,492
69,166	6.00%, 5/1/38, Pool #889466	78,384
105,692	5.50%, 6/1/38, Pool #995018	116,852
30,006	5.50%, 9/1/38, Pool #889995	33,133
72,333	6.00%, 10/1/38, Pool #889983	81,556
397,145	5.50%, 1/1/39, Pool #AB0200	437,821
153,021	4.50%, 4/1/39, Pool #930922	164,666

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$165,517	4.50%, 5/1/39, Pool #AL1472	$178,596
1,637,888	5.00%, 6/1/39, Pool #AL7521	1,778,338
1,044,564	6.00%, 7/1/39, Pool #BF0056	1,155,128
77,750	5.50%, 10/1/39, Pool #AD0362	85,755
74,592	5.50%, 12/1/39, Pool #AD0571	82,426
559,569	5.50%, 12/1/39, Pool #AC6680	616,440
9,989,324	4.50%, 1/1/40, Pool #AC8568	10,706,477
61,107	5.50%, 3/1/40, Pool #AL5304	68,280
485,501	6.00%, 4/1/40, Pool #AL4141	547,594
55,230	4.50%, 4/1/40, Pool #AD4038	59,595
91,761	6.50%, 5/1/40, Pool #AL1704	102,580
118,047	4.50%, 7/1/40, Pool #AB1226	126,411
183,971	4.50%, 7/1/40, Pool #AD7127	197,869
226,430	4.00%, 7/1/40, Pool #AE0113	237,873
404,638	4.00%, 8/1/40, Pool #AE0216	425,165
5,988	4.00%, 8/1/40, Pool #AD9136	6,291
51,305	6.00%, 9/1/40, Pool #AE0823	57,676
448,008	4.00%, 10/1/40, Pool #AE7535	470,599
1,086,107	4.00%, 10/1/40, Pool #AB1614	1,149,147
72,244	4.00%, 11/1/40, Pool #AE8407	75,890
327,719	4.00%, 12/1/40, Pool #AH0946	344,245
50,133	4.00%, 12/1/40, Pool #AH0006	52,660
2,680,000	Class CY, Series 2010-136, 4.00%, 12/25/40	2,868,329
92,307	4.00%, 1/1/41, Pool #AL7167	97,414
11,171,068	Class ZA, Series 2011-8, 4.00%, 2/25/41, Callable 9/25/29 @ 100	11,714,829
740,119	4.00%, 4/1/41, Pool #AI1186	777,207
113,886	6.00%, 6/1/41, Pool #AL4142	128,692
1,251,546	5.00%, 7/1/41, Pool #AL7524	1,351,440
67,802	4.50%, 7/1/41, Pool #AB3314	72,683
62,663	4.50%, 9/1/41, Pool #AI8961	67,771
877,017	4.00%, 9/1/41, Pool #AJ1541	921,010
1,453,211	5.50%, 9/1/41, Pool #AL8430	1,607,554
73,675	4.00%, 9/1/41, Pool #AI5228	77,371
54,215	4.00%, 10/1/41, Pool #AC9312	56,938
3,814,444	4.00%, 11/1/41, Pool #AJ4701	4,033,075
188,592	4.00%, 12/1/41, Pool #AB4054	200,820
63,439	4.00%, 12/1/41, Pool #AJ7684	67,552
1,689,666	4.00%, 1/1/42, Pool #AB4307	1,783,537
391,068	3.50%, 1/1/42, Pool #AW8154	403,966
63,691	3.50%, 1/1/42, Pool #AK2073	65,901
205,111	4.00%, 2/1/42, Pool #AB4530	215,417
80,047	3.50%, 4/1/42, Pool #AK7510	82,658
184,468	3.50%, 4/1/42, Pool #AO0777	190,484
338,683	4.00%, 5/1/42, Pool #AO2961	355,700
107,770	4.00%, 5/1/42, Pool #A02114	113,186
111,935	4.00%, 5/1/42, Pool #AT6144	119,198
25,806	3.50%, 5/1/42, Pool #AO2881	26,599
53,693	3.50%, 6/1/42, Pool #AL2168	55,611
119,819	4.00%, 6/1/42, Pool #AL2003	125,828
55,608	3.50%, 6/1/42, Pool #AO3107	57,534
29,231	3.50%, 6/1/42, Pool #AO3048	30,184
49,343	3.50%, 6/1/42, Pool #AK9225	50,952
4,227,940	4.00%, 7/1/42, Pool #AL2160	4,502,082
246,840	4.00%, 7/1/42, Pool #AL4244	262,825
83,463	4.00%, 7/1/42, Pool #AL2607	87,621

Continued

18

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$62,873	3.50%, 7/1/42, Pool #AO9707	$64,924
1,410,554	4.00%, 8/1/42, Pool #AL2242	1,481,270
109,314	3.50%, 8/1/42, Pool #AO7152	112,879
404,159	4.50%, 9/1/42, Pool #AL2482	431,600
61,017	4.00%, 9/1/42, Pool #AX3706	64,076
123,329	4.00%, 9/1/42, Pool #AL2901	129,527
571,436	3.50%, 10/1/42, Pool #AB6512	589,812
164,678	3.00%, 10/1/42, Pool #AP9726	165,568
72,420	3.50%, 10/1/42, Pool #AQ0393	75,072
1,020,208	3.00%, 12/1/42, Pool #AB7269	1,027,507
232,733	3.00%, 12/1/42, Pool #AB7425	234,209
298,900	4.00%, 12/1/42, Pool #AL6055	318,238
277,213	3.00%, 12/1/42, Pool #AB7271	278,971
129,349	3.50%, 12/1/42, Pool #AQ7127	133,556
529,361	3.50%, 12/1/42, Pool #AL8045	546,607
680,239	3.00%, 1/1/43, Pool #AB7458	684,185
375,253	3.00%, 1/1/43, Pool #AB7565	377,938
675,338	3.00%, 1/1/43, Pool #AB7497	679,256
746,386	3.00%, 1/1/43, Pool #AB7567	750,716
467,817	3.00%, 1/1/43, Pool #AB7755	470,784
193,045	4.00%, 1/1/43, Pool #AL7369	202,724
2,673,035	4.50%, 1/1/43, Pool #AL8206	2,865,489
252,317	3.00%, 2/1/43, Pool #AB8558	254,122
307,237	3.50%, 2/1/43, Pool #AL2935	317,741
256,008	3.00%, 2/1/43, Pool #AB7762	257,840
121,550	3.00%, 3/1/43, Pool #AR7576	122,175
18,735	3.50%, 3/1/43, Pool #AR6909	19,336
40,302	3.50%, 3/1/43, Pool #AR8128	41,452
104,885	3.00%, 3/1/43, Pool #AR7568	105,430
175,896	3.00%, 3/1/43, Pool #AR9218	176,842
163,746	3.00%, 3/1/43, Pool #AB8830	164,784
64,663	3.00%, 3/1/43, Pool #AB8712	65,073
304,464	4.00%, 3/1/43, Pool #AL3300	321,424
25,040	3.50%, 3/1/43, Pool #AT0310	25,847
762,846	3.50%, 3/1/43, Pool #AL3409	787,365
471,189	3.00%, 3/1/43, Pool #AB8701	474,178
504,926	3.00%, 3/1/43, Pool #AR9194	508,539
135,608	3.00%, 4/1/43, Pool #AT2043	136,326
224,386	3.00%, 4/1/43, Pool #AT2040	225,581
73,586	3.00%, 4/1/43, Pool #AT2037	73,984
123,526	3.00%, 4/1/43, Pool #AB8924	124,181
134,570	3.00%, 4/1/43, Pool #AB8923	135,270
189,917	3.00%, 4/1/43, Pool #AR8630	190,913
450,235	3.00%, 4/1/43, Pool #AB9016	453,091
60,866	3.00%, 4/1/43, Pool #AB9033	61,252
26,249	3.50%, 4/1/43, Pool #AT3019	27,100
181,607	3.00%, 5/1/43, Pool #AL3759	182,901
490,750	3.00%, 5/1/43, Pool #AT2719	494,258
46,214	3.50%, 5/1/43, Pool #MA1440	47,651
186,395	3.00%, 5/1/43, Pool #AT6654	187,729
235,230	3.00%, 5/1/43, Pool #AB9462	237,438
336,920	3.00%, 5/1/43, Pool #AB9173	339,331
267,752	3.00%, 6/1/43, Pool #AB9662	270,258
29,621	3.50%, 6/1/43, Pool #AB9567	30,599
16,909	3.00%, 6/1/43, Pool #AB9564	17,068
93,853	3.00%, 6/1/43, Pool #AT7676	94,522

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$512,145	3.50%, 7/1/43, Pool #AT9667	$527,857
549,484	3.50%, 7/1/43, Pool #AL4010	568,294
764,976	3.50%, 7/1/43, Pool #AU0918	791,937
730,473	3.00%, 7/1/43, Pool #AL5778	734,379
250,852	3.50%, 7/1/43, Pool #AT8464	259,695
678,593	3.50%, 7/1/43, Pool #AT7940	703,326
74,628	3.50%, 7/1/43, Pool #AT3906	77,090
3,256,176	3.00%, 7/1/43, Pool #AB9940	3,279,479
239,492	3.50%, 7/1/43, Pool #AT4327	248,222
224,919	3.50%, 7/1/43, Pool #AR7145	231,593
133,801	3.50%, 8/1/43, Pool #AU0570	138,382
70,116	3.50%, 8/1/43, Pool #AU3267	72,672
18,906	3.50%, 8/1/43, Pool #AT7333	19,572
137,116	3.50%, 8/1/43, Pool #AU0613	141,810
16,353	3.50%, 8/1/43, Pool #AU3032	16,930
616,965	3.50%, 8/1/43, Pool #AS0209	638,086
598,581	3.00%, 8/1/43, Pool #AS0331	601,692
64,365	3.50%, 8/1/43, Pool #AU3270	66,569
23,298	3.50%, 9/1/43, Pool #AT7267	24,119
142,404	4.00%, 10/1/43, Pool #AL7577	149,540
26,225	3.50%, 10/1/43, Pool #AU7247	27,181
2,088,315	4.00%, 10/1/43, Pool #BM1502	2,192,427
1,348,490	3.50%, 11/1/43, Pool #AL9745	1,392,427
1,823,595	5.00%, 12/1/43, Pool #AL7777	1,968,756
673,972	3.50%, 12/1/43, Pool #AL4682	698,499
117,164	3.50%, 1/1/44, Pool #AS1539	121,294
71,871	3.50%, 1/1/44, Pool #AS1453	74,490
129,264	3.50%, 1/1/44, Pool #AS1703	133,814
499,023	3.50%, 1/1/44, Pool #AL4750	517,184
903,987	3.50%, 1/1/44, Pool #AL9422	936,912
151,576	4.00%, 3/1/44, Pool #AV6577	160,453
4,573,071	4.50%, 4/1/44, Pool #AL6887	4,902,145
1,103,888	3.50%, 5/1/44, Pool #AL5554	1,144,060
16,259	3.50%, 6/1/44, Pool #AS2591	16,831
5,768,752	3.50%, 6/1/44, Pool #AL9405	5,956,692
33,847	3.50%, 6/1/44, Pool #AW6405	35,039
30,923	4.00%, 7/1/44, Pool #AW7055	32,524
1,139,029	4.00%, 8/1/44, Pool #890629	1,211,196
1,991,490	4.00%, 8/1/44, Pool #AL5601	2,116,481
981,661	5.00%, 11/1/44, Pool #AL8878	1,058,328
230,814	4.00%, 12/1/44, Pool #AX9372	244,932
18,847	4.00%, 12/1/44, Pool #AY0299	19,832
19,184	4.00%, 12/1/44, Pool #AX6255	20,413
220,106	4.00%, 1/1/45, Pool #AY0367	233,629
77,170	4.00%, 1/1/45, Pool #AX8713	81,898
32,526	4.00%, 2/1/45, Pool #AY1866	34,609
142,348	4.00%, 2/1/45, Pool #AY2693	149,931
212,243	4.00%, 2/1/45, Pool #AS4308	224,714
591,572	3.50%, 2/1/45, Pool #BM1100	610,515
918,629	4.00%, 5/1/45, Pool #AS5017	977,757
37,003	4.00%, 5/1/45, Pool #AY8218	38,929
74,850	4.00%, 5/1/45, Pool #AY9770	79,638
1,420,950	3.50%, 7/1/45, Pool #AS5453	1,466,230
538,800	3.50%, 7/1/45, Pool #AS5459	558,352
295,233	4.50%, 9/1/45, Pool #AL7936	320,275
165,884	4.00%, 10/1/45, Pool #AL7443	176,003

Continued

19

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$583,077	4.00%, 10/1/45, Pool #AS5949	$618,220
123,321	4.00%, 10/1/45, Pool #AL7442	131,204
55,243	4.00%, 10/1/45, Pool #AZ9244	58,606
57,726	4.00%, 10/1/45, Pool #BA2878	61,181
62,188	4.00%, 10/1/45, Pool #BA2877	65,485
60,179	4.00%, 10/1/45, Pool #BA2879	63,419
52,466	4.00%, 10/1/45, Pool #AZ9243	55,812
272,532	4.00%, 11/1/45, Pool #BA2905	288,895
118,763	3.50%, 11/1/45, Pool #AS6195	123,067
20,479	4.50%, 11/1/45, Pool #AS6233	21,932
2,000,614	3.50%, 11/1/45, Pool #BM1124	2,070,896
146,438	4.50%, 11/1/45, Pool #AL9501	158,785
180,566	4.00%, 11/1/45, Pool #BA2904	190,907
178,575	4.00%, 12/1/45, Pool #BA4737	189,430
492,694	4.50%, 12/1/45, Pool #BM1756	530,203
152,117	4.00%, 12/1/45, Pool #BA4736	161,801
78,094	4.00%, 12/1/45, Pool #BA2924	82,283
561,751	4.00%, 12/1/45, Pool #AS6347	594,512
206,319	4.00%, 1/1/46, Pool #BA4781	219,449
353,289	4.00%, 2/1/46, Pool #AS6662	373,908
657,158	3.50%, 3/1/46, Pool #AS6823	678,102
246,736	3.50%, 4/1/46, Pool #AL8521	255,388
7,879,250	3.50%, 4/1/46, Pool #BC5981	8,146,354
418,970	3.50%, 5/1/46, Pool #AL8570	432,337
32,816	3.00%, 6/1/46, Pool #AS7365	32,895
278,351	3.00%, 6/1/46, Pool #AS7362	279,480
1,725,302	3.50%, 6/1/46, Pool #AS7353	1,780,531
2,192,155	3.50%, 6/1/46, Pool #AS7383	2,262,251
153,660	3.00%, 6/1/46, Pool #AS7370	154,472
44,635	4.00%, 6/1/46, Pool #BD0734	46,929
2,241,721	4.00%, 6/1/46, Pool #AL9093	2,359,450
80,726	3.50%, 6/1/46, Pool #BC1154	83,651
1,185,269	4.50%, 7/1/46, Pool #BM1920	1,285,820
3,975,181	3.00%, 7/1/46, Pool #BC1450	3,984,495
818,625	4.50%, 7/1/46, Pool #BM3053	891,928
5,961,152	4.00%, 7/1/46, Pool #AL8857	6,300,950
4,368,349	3.50%, 7/1/46, Pool #BA7748	4,500,571
38,885	4.00%, 8/1/46, Pool #AW7541	41,263
64,843	4.00%, 8/1/46, Pool #BD4900	68,996
4,611,149	3.00%, 8/1/46, Pool #AS7729	4,621,953
4,182,210	3.00%, 8/1/46, Pool #BC1486	4,192,009
47,098	3.00%, 8/1/46, Pool #AL9031	47,346
943,698	3.50%, 8/1/46, Pool #AL8952	973,873
38,936	4.00%, 8/1/46, Pool #BD3933	41,429
1,664,952	Class UF, Series 2016-48, 1.95%(US0001M+40bps), 8/25/46	1,672,626
2,935,625	3.00%, 9/1/46, Pool #BD1469	2,946,242
869,980	3.50%, 9/1/46, Pool #AL9511	898,571
325,336	3.00%, 9/1/46, Pool #AL9045	326,494
135,570	4.00%, 9/1/46, Pool #BD1481	144,252
912,928	3.00%, 9/1/46, Pool #AL9214	915,067
43,076	4.00%, 9/1/46, Pool #BD7826	45,834
437,357	3.00%, 9/1/46, Pool #AS7878	439,130
3,462,214	3.00%, 9/1/46, Pool #AS7847	3,470,327
20,996	3.50%, 9/1/46, Pool #BE0547	21,668
224,874	3.00%, 9/1/46, Pool #AS7889	226,055

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$5,338,982	3.00%, 10/1/46, Pool #BD3309	$5,354,007
1,218,564	3.00%, 10/1/46, Pool #BD8925	1,222,192
723,563	3.00%, 10/1/46, Pool #AL9266	725,258
934,377	3.00%, 10/1/46, Pool #AL9215	937,485
371,913	3.00%, 11/1/46, Pool #BD9641	373,430
132,393	3.50%, 11/1/46, Pool #BD8477	136,640
387,089	3.00%, 11/1/46, Pool #BD9643	388,383
820,444	3.50%, 11/1/46, Pool #AS8371	850,450
960,893	3.00%, 11/1/46, Pool #BD9644	964,089
1,412,680	3.50%, 11/1/46, Pool #BD8970	1,456,892
34,445	3.50%, 11/1/46, Pool #BC7299	35,507
400,822	4.00%, 11/1/46, Pool #BC9012	426,489
2,084,854	4.00%, 11/1/46, Pool #AS8379	2,218,363
867,191	3.00%, 11/1/46, Pool #BD8962	869,769
7,982,950	4.00%, 11/1/46, Pool #AS8374	8,451,121
500,461	3.00%, 11/1/46, Pool #BD9645	501,633
623,480	3.50%, 11/1/46, Pool #BM1938	645,562
1,046,029	3.00%, 11/1/46, Pool #AL9325	1,049,508
334,516	3.00%, 11/1/46, Pool #AL9481	335,872
58,772	3.50%, 11/1/46, Pool #BE1932	60,657
1,923,062	4.00%, 12/1/46, Pool #AS8499	2,040,688
1,606,807	3.50%, 12/1/46, Pool #AS8493	1,662,049
795,903	3.50%, 12/1/46, Pool #BC9084	823,582
37,369	4.00%, 12/1/46, Pool #BE3141	39,655
84,631	4.00%, 12/1/46, Pool #BD9583	89,808
58,354	4.00%, 12/1/46, Pool #BE2862	61,918
2,014,308	3.00%, 12/1/46, Pool #AS8486	2,021,605
234,526	3.00%, 1/1/47, Pool #AS8589	235,481
947,070	3.50%, 1/1/47, Pool #AS8653	981,774
1,671,329	4.00%, 1/1/47, Pool #AS8657	1,773,558
2,425,531	3.50%, 1/1/47, Pool #AL9725	2,514,327
52,359	4.00%, 1/1/47, Pool #BE5312	55,562
157,390	3.50%, 1/1/47, Pool #BE4913	162,439
552,007	4.00%, 1/1/47, Pool #BD2439	585,281
287,062	3.50%, 1/1/47, Pool #BD8531	296,423
387,527	3.50%, 2/1/47, Pool #BE3188	401,253
436,075	3.00%, 2/1/47, Pool #BD5049	437,533
125,783	3.00%, 2/1/47, Pool #BD5056	126,296
3,873,654	4.00%, 3/1/47, Pool #BM1155	4,094,488
808,401	3.00%, 3/1/47, Pool #AS8936	810,307
930,101	3.00%, 3/1/47, Pool #AS8925	933,221
227,653	3.50%, 5/1/47, Pool #BM1937	235,971
859,014	3.50%, 5/1/47, Pool #BM1174	887,466
32,741,076	4.00%, 8/1/47, Pool #MA3088	34,269,339
1,020,195	4.00%, 8/1/47, Pool #BM1619	1,076,884
300,298	3.50%, 9/1/47, Pool #BM1822	310,610
511,084	4.50%, 10/1/47, Pool #BM3052	557,128
694,329	3.50%, 10/1/47, Pool #BM1952	718,924
762,091	3.50%, 11/1/47, Pool #CA0689	790,325
656,000	4.50%, 12/1/47, Pool #BH7067	708,680
1,200,000	2.50%, 1/25/48, TBA	1,158,050
3,890,000	5.00%, 1/25/48, TBA	4,180,914
4,523,000	6.00%, 1/25/48, TBA	5,058,516
8,148,832	3.00%, 1/25/48, TBA	8,148,832

		364,700,047

Continued

20

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association (5.5%)
$26,956	4.50%, 9/15/33, Pool #615516	$28,633
97,018	5.00%, 12/15/33, Pool #783571	105,192
27,494	6.50%, 8/20/38, Pool #4223	31,501
26,971	6.50%, 10/15/38, Pool #673213	31,073
15,156	6.50%, 11/20/38, Pool #4292	17,214
29,837	6.50%, 12/15/38, Pool #782510	34,049
313,755	5.00%, 1/15/39, Pool #782557	340,313
128,102	5.00%, 4/15/39, Pool #711939	139,068
213,361	5.00%, 4/15/39, Pool #782619	231,391
24,275	4.00%, 4/20/39, Pool #4422	25,547
20,327	5.00%, 6/15/39, Pool #782696	22,094
86,479	4.00%, 7/20/39, Pool #4494	91,011
140,477	5.00%, 10/20/39, Pool #4559	153,058
16,165	4.50%, 12/20/39, Pool #G24598	17,146
43,889	4.50%, 1/15/40, Pool #728627	46,378
20,176	4.50%, 1/20/40, Pool #4617	21,400
15,902	4.50%, 2/20/40, Pool #G24636	16,866
109,470	5.00%, 5/15/40, Pool #782958	118,711
1,102	4.50%, 5/20/40, Pool #G24696	1,169
94,147	5.00%, 6/15/40, Pool #697862	103,134
945,449	4.50%, 7/15/40, Pool #733795	1,001,391
101,227	4.50%, 7/15/40, Pool #745793	106,962
41,299	4.50%, 7/20/40, Pool #4746	43,803
79,214	4.50%, 8/20/40, Pool #4771	84,014
23,311	4.00%, 9/20/40, Pool #G24800	24,533
36,168	4.50%, 9/20/40, Pool #748948	38,904
190,573	4.50%, 10/15/40, Pool #783609	201,814
589,835	4.00%, 10/20/40, Pool #G24833	620,842
69,390	4.50%, 10/20/40, Pool #4834	73,597
1,104,814	4.00%, 11/20/40, Pool #4853	1,162,803
536,397	4.00%, 12/20/40, Pool #G24882	564,587
247,203	4.00%, 1/15/41, Pool #759138	259,347
469,494	4.00%, 1/20/41, Pool #4922	494,122
65,947	4.50%, 2/15/41, Pool #738019	70,264
8,061	4.00%, 2/20/41, Pool #4945	8,484
1,567,984	4.00%, 2/20/41, Pool #742887	1,644,237
165,201	4.00%, 3/15/41, Pool #762838	172,642
11,129	5.00%, 4/20/41, Pool #5018	12,098
186,240	4.50%, 6/20/41, Pool #783590	197,372
24,108	5.00%, 6/20/41, Pool #5083	26,208
426,097	4.50%, 7/20/41, Pool #5115	451,399
81,547	4.50%, 7/20/41, Pool #754367	85,700
906,836	4.00%, 7/20/41, Pool #742895	948,337
12,741	5.00%, 7/20/41, Pool #5116	13,853
126,430	4.50%, 7/20/41, Pool #783584	133,938
133,239	4.50%, 11/15/41, Pool #783610	141,107
57,595	4.50%, 11/20/41, Pool #5234	61,000
739,494	3.50%, 12/20/41, Pool #5258	768,586
376,115	3.50%, 1/15/42, Pool #553461	390,068
503,910	4.00%, 4/20/42, Pool #MA0023	530,349
198,782	5.00%, 7/20/42, Pool #MA0223	215,077
50,361	3.50%, 9/20/42, Pool #MA0392	52,342
100,887	3.50%, 10/20/42, Pool #MA0462	104,856
150,838	3.50%, 1/20/43, Pool #MA0699	156,772
584,304	3.50%, 4/15/43, Pool #AD2334	605,264
44,001	4.00%, 7/20/43, Pool #MA1158	46,281

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$1,974,768	4.50%, 6/20/44, Pool #MA1997	$2,087,232
17,206	4.00%, 8/20/44, Pool #AI4166	18,249
23,326	4.00%, 8/20/44, Pool #AJ4687	24,659
1,728,756	4.00%, 8/20/44, Pool #MA2149	1,815,432
43,484	4.00%, 8/20/44, Pool #AJ2723	46,031
46,083	4.00%, 8/20/44, Pool #AI4167	48,095
282,071	4.50%, 10/20/44, Pool #MA2305	298,013
1,410,888	4.50%, 11/20/44, Pool #MA2373	1,489,797
894,831	5.00%, 12/20/44, Pool #MA2448	955,159
1,466,202	Class ZD, Series 2015-3, 4.00%, 1/20/45	1,598,127
511,529	5.00%, 12/20/45, Pool #MA3313	546,276
192,080	3.50%, 10/20/46, Pool #AX4341	200,180
44,745	4.00%, 10/20/46, Pool #AQ0542	46,843
182,376	3.50%, 10/20/46, Pool #AX4342	189,489
385,470	3.50%, 10/20/46, Pool #AX4345	399,545
460,095	3.50%, 10/20/46, Pool #AX4344	477,395
157,698	3.50%, 10/20/46, Pool #AX4343	163,894
1,000,000	5.00%, 1/15/48, TBA	1,074,785
2,800,000	4.50%, 1/15/48, TBA	2,945,687
10,883,000	4.00%, 1/20/48, TBA	11,344,678
27,037,000	3.00%, 1/20/48, TBA	27,282,024
46,501,297	3.50%, 1/20/48, TBA	48,070,717
2,525,000	4.00%, 2/20/48, TBA	2,631,277

		116,841,485

Total U.S. Government Agency Mortgages (Cost $676,850,361)		674,122,247

U.S. Treasury Obligations (32.6%):
U.S. Treasury Bonds (6.3%)
4,105,000	5.38%, 2/15/31^	5,454,358
20,525,000	4.75%, 2/15/37	27,343,950
16,560,000	3.13%, 11/15/41	17,802,647
1,205,000	3.13%, 8/15/44	1,295,140
15,000	2.50%, 2/15/45	14,300
955,000	3.00%, 5/15/45	1,002,937
1,770,000	2.88%, 8/15/45	1,815,218
2,248,100	2.50%, 2/15/46	2,139,295
43,010,000	2.88%, 11/15/46#	44,120,532
22,678,000	3.00%, 2/15/47	23,849,992
2,435,000	2.75%, 11/15/47^	2,438,995

		127,277,364

U.S. Treasury Notes (26.3%)
95,020,000	1.50%, 10/31/19^	94,366,737
25,885,000	1.88%, 12/31/19	25,876,911
2,645,000	2.00%, 9/30/20#^	2,648,616
88,825,000	1.88%, 12/15/20^	88,568,240
25,615,000	1.38%, 5/31/21	25,038,663
2,975,000	2.00%, 12/31/21	2,959,893
42,911,000	1.75%, 6/30/22^	42,134,914
2,275,000	1.88%, 7/31/22	2,244,163
8,985,000	1.63%, 8/31/22	8,762,832
21,635,000	1.88%, 9/30/22^	21,321,461
59,780,000	2.00%, 11/30/22^	59,235,909
11,315,000	2.13%, 12/31/22	11,268,149
3,085,000	2.00%, 5/31/24^	3,027,397
8,985,000	2.00%, 6/30/24	8,813,022

Continued

21

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Notes, continued
$25,665,000	2.13%, 7/31/24	$25,360,228
41,202,000	2.13%, 9/30/24	40,683,756
13,470,000	2.13%, 11/30/24	13,293,206
46,000	2.00%, 11/15/26	44,518
35,766,000	2.38%, 5/15/27^	35,664,011
26,435,000	2.25%, 8/15/27^	26,063,258
2,370,000	2.25%, 11/15/27^	2,336,579

		539,712,463

Total U.S. Treasury Obligations (Cost $667,835,886)		666,989,827

Securities Held as Collateral for Securities on Loan (15.4%):
314,718,570	AZL Enhanced Bond Index Fund Securities Lending Collateral Account(e)	314,718,570

Total Securities Held as Collateral for Securities on Loan (Cost $314,718,570)		314,718,570

Shares		Fair Value
Unaffiliated Investment Company (8.8%):
$180,910,506	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.11%(d)	$180,910,506

Total Unaffiliated Investment Company (Cost $180,910,506)		180,910,506

Total Investment Securities (Cost $2,535,794,016)(f) — 122.9%		2,534,824,995
Net other assets (liabilities) — (22.9)%		(486,145,735)

Net Assets — 100.0%		$2,048,679,260

Percentages indicated are based on net assets as of December 31, 2017.

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

USISDA05—5 Year ICE Swap Rate

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $306,785,685.

#	All or a portion of the security has been pledged as collateral for open derivative positions.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2017.

(c)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2017. The total of all such securities represent 0.15% of the net assets of the fund.

(d)	The rate represents the effective yield at December 31, 2017.

(e)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

Securities Sold Short (-8.4%):

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value	Unrealized Appreciation/ Depreciation
Federal Home Loan Mortgage Corporation, TBA	3.00%	1/15/33	$(1,435,000)	$(1,461,907)	$(1,461,120)	$787
Federal Home Loan Mortgage Corporation, TBA	2.50%	1/15/33	(1,528,000)	(1,526,568)	(1,525,374)	1,194
Federal Home Loan Mortgage Corporation, TBA	5.00%	1/15/48	(2,500,000)	(2,689,556)	(2,685,645)	3,911
Federal Home Loan Mortgage Corporation, TBA	3.00%	1/15/48	(81,527,584)	(81,531,873)	(81,514,808)	17,065
Federal National Mortgage Association, TBA	5.50%	1/25/48	(900,000)	(989,469)	(986,163)	3,306
Federal National Mortgage Association, TBA	3.50%	1/25/32	(21,854,766)	(22,571,904)	(22,557,767)	14,137
Federal National Mortgage Association, TBA	3.00%	1/25/32	(6,170,000)	(6,291,547)	(6,284,483)	7,064
Federal National Mortgage Association, TBA	3.50%	1/25/48	(4,925,888)	(5,044,798)	(5,057,502)	(12,704)
Federal National Mortgage Association, TBA	4.50%	2/25/48	(5,082,000)	(5,406,653)	(5,392,478)	14,175
Federal National Mortgage Association, TBA	4.00%	2/25/48	(39,937,000)	(41,714,951)	(41,707,512)	7,439
Government National Mortgage Association, TBA	4.50%	1/20/48	(3,022,000)	(3,179,947)	(3,169,795)	10,152

				$(172,409,173)	$(172,342,647)	$66,526

Continued

22

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2017

Futures Contracts

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures (U.S. Dollar)	12/16/19	424	$(103,530,200)	$49,727
Euro-Bond March Futures (Euro)	3/8/18	31	(6,013,005)	67,299
Euro-OAT March Futures (Euro)	3/8/18	33	(6,143,604)	93,326
U.S. Treasury 5-Year Note April Futures (U.S. Dollar)	3/30/18	196	(22,768,156)	109,112
Ultra U.S. 10-Year March Futures (U.S. Dollar)	3/20/18	149	(19,900,813)	110,153

				$429,617

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar December Futures (U.S. Dollar)	12/17/18	424	103,726,300	$(45,483)
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	3/20/18	759	94,151,578	(317,288)
U.S. Treasury 2-Year Note April Futures (U.S. Dollar)	3/30/18	857	183,491,734	(392,815)
U.S. Treasury 30-Year Bond March Futures (U.S. Dollar)	3/20/18	38	5,814,000	(9,117)
Ultra Long Term US Treasury Bond March Future	3/20/18	60	10,059,375	44,457

				(720,246)

Total Net Futures Contracts				$(290,629)

See accompanying notes to the financial statements.

23

AZL Enhanced Bond Index Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment securities, at cost	$2,535,794,016

Investment securities, at value*	$2,534,824,995
Cash	640,390
Interest and dividends receivable	10,005,876
Foreign currency, at value (cost $154,424)	155,703
Receivable for capital shares issued	2,760
Receivable for investments sold	327,534,632
Receivable for variation margin on futures contracts	262,290
Prepaid expenses	12,071

Total Assets	2,873,438,717

Liabilities:
Payable for investments purchased	336,441,342
Payable for collateral received on loaned securities	314,718,570
Securities sold short (Proceeds received $172,409,173)	172,342,647
Payable for variation margin on futures contracts	81,579
Manager fees payable	606,506
Administration fees payable	54,997
Distribution fees payable	433,220
Custodian fees payable	9,031
Administrative and compliance services fees payable	4,685
Transfer agent fees payable	1,099
Trustee fees payable	3,019
Other accrued liabilities	62,762

Total Liabilities	824,759,457

Net Assets	$2,048,679,260

Net Assets Consist of:
Capital	$2,030,784,407
Accumulated net investment income/(loss)	43,264,853
Accumulated net realized gains/(losses) from investment transactions	(24,178,155)
Net unrealized appreciation/(depreciation) on investments	(1,191,845)

Net Assets	$2,048,679,260

Shares of beneficial interest (unlimited number of shares authorized, no par value)	188,128,857
Net Asset Value (offering and redemption price per share)	$10.89

*	Includes securities on loan of $306,785,685.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Interest	$48,871,954
Dividends	445,868
Income from securities lending	1,164,310
Other income	78,679

Total Investment Income	50,560,811

Expenses:
Manager fees	7,011,743
Administration fees	660,823
Distribution fees	5,008,398
Custodian fees	67,427
Administrative and compliance services fees	24,056
Transfer agent fees	8,172
Trustee fees	85,345
Professional fees	104,136
Shareholder reports	29,879
Other expenses	45,519

Total expenses	13,045,498

Net Investment Income/(Loss)	37,515,313

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions and foreign currencies	(7,253,562)
Net realized gains/(losses) on futures contracts	818,323
Net realized gains/(losses) on securities held short	(3,657,042)
Change in net unrealized appreciation/depreciation on investments and foreign currencies	32,563,746
Change in net unrealized appreciation/depreciation on futures contracts	(218,936)
Change in net unrealized appreciation/depreciation on securities sold short	349,221

Net Realized/Unrealized Gains/(Losses) on Investments	22,601,750

Change in Net Assets Resulting From Operations	$60,117,063

See accompanying notes to the financial statements.

24

AZL Enhanced Bond Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$37,515,313	$18,408,356
Net realized gains/(losses) on investment transactions	(10,092,281)	(7,781,591)
Change in unrealized appreciation/depreciation on investments	32,694,031	(26,515,684)

Change in net assets resulting from operations	60,117,063	(15,888,919)

Distributions to Shareholders:
From net investment income	(18,214,095)	(14,423,627)
From net realized gains	—	(9,626,836)

Change in net assets resulting from distributions to shareholders	(18,214,095)	(24,050,463)

Capital Transactions:
Proceeds from shares issued	187,627,945	1,494,336,008
Proceeds from dividends reinvested	18,214,095	24,050,464
Value of shares redeemed	(208,787,058)	(150,994,846)

Change in net assets resulting from capital transactions	(2,945,018)	1,367,391,626

Change in net assets	38,957,950	1,327,452,244
Net Assets:
Beginning of period	2,009,721,310	682,269,066

End of period	$2,048,679,260	$2,009,721,310

Accumulated net investment income/(loss)	$43,264,853	$18,214,031

Share Transactions:
Shares issued	17,317,900	136,696,292
Dividends reinvested	1,671,018	2,200,408
Shares redeemed	(19,261,705)	(13,775,065)

Change in shares	(272,787)	125,121,635

See accompanying notes to the financial statements.

25

AZL Enhanced Bond Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.67	$10.78	$11.13	$10.67	$11.17

Investment Activities:
Net Investment Income/(Loss)	0.20	0.09	0.27	0.14	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	0.12	0.16	(0.24)	0.43	(0.31)

Total from Investment Activities	0.32	0.25	0.03	0.57	(0.26)

Dividends to Shareholders From:
Net Investment Income	(0.10)	(0.22)	(0.24)	(0.11)	(0.12)
Net Realized Gains	—	(0.14)	(0.14)	—	(0.12)

Total Dividends	(0.10)	(0.36)	(0.38)	(0.11)	(0.24)

Net Asset Value, End of Period	$10.89	$10.67	$10.78	$11.13	$10.67

Total Return(a)	3.01%	2.28%	0.23%	5.35%	(2.32)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,048,679	$2,009,721	$682,269	$949,426	$788,913
Net Investment Income/(Loss)	1.87%	1.93%	1.65%	1.49%	1.14%
Expenses Before Reductions(b)	0.65%	0.67%	0.66%	0.65%	0.66%
Expenses Net of Reductions	0.65%	0.67%	0.66%	0.65%	0.66%
Portfolio Turnover Rate	214%	288%	342%	564%	663%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

26

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Enhanced Bond Index Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When the Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

27

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2017

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of gain/loss and paydowns), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $349 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $106,552 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions	$267,072,512	$47,646,058	$—	$—	$314,718,570

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2017, no collateral had been posted by the Fund to counterparties for TBAs.

28

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2017

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized (Gain/Loss)
AZL Enhanced Bond Index Fund	$4,349,593	$1,067,228	$(7,622)

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2017, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $263.8 million and the monthly average notional amount for short contracts was $59.6 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Interest Rate Risk

Interest Rate Contracts	Receivable for variation margin on futures contracts	$474,074	Payable for variation margin on futures contracts*	$764,703

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Interest Rate Risk

Interest Rate Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$818,323	$(218,936)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Financial Management, Inc. (“BlackRock Financial”), BlackRock Financial provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

29

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2017

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Enhanced Bond Index Fund	0.35%	0.70%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2017, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $21,413 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

30

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2017

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Other^	Total
Asset Backed Securities	$—	$107,182,376	$—	$107,182,376
Collateralized Mortgage Obligations	—	91,136,084	—	91,136,084
Corporate Bonds+	—	390,176,248	—	390,176,248
Municipal Bonds	—	2,423,359	—	2,423,359
U.S. Government Agency Mortgages	—	674,122,247	—	674,122,247
U.S. Treasury Obligations	—	666,989,827	—	666,989,827
Yankee Dollars	—	107,165,778	—	107,165,778
Securities Held as Collateral for Securities on Loan	—	—	314,718,570	314,718,570
Unaffiliated Investment Company	180,910,506	—	—	180,910,506

Total Investment Securities	180,910,506	2,039,195,919	314,718,570	2,534,824,995

Securities Sold Short	—	(172,342,647)	—	(172,342,647)
Other Financial Instruments:*
Futures Contracts	(290,629)	—	—	(290,629)

Total Investments	$180,619,877	$1,866,853,272	$314,718,570	$2,362,191,719

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Enhanced Bond Index Fund	$3,980,466,513	$3,895,864,836

For the year ended December 31, 2017, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales
AZL Enhanced Bond Index Fund	$3,405,389,061	$3,338,506,662

6. Restricted Securities

A restricted security is a security which has been purchase through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. There were no illiquid restricted securities held as of December 31, 2017.

7. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities

31

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2017

and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $2,537,317,146. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$35,861,507
Unrealized (depreciation)	(38,287,132)

Net unrealized appreciation/(depreciation)	$(2,425,625)

As of the end of its tax year ended December 31, 2017, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Amount Total
AZL Enhanced Bond Index Fund	$21,477,720	$1,467,933	$22,945,653

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Enhanced Bond Index Fund	$18,214,095	$—	$18,214,095

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Enhanced Bond Index Fund	$20,069,143	$3,981,320	$24,050,463

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

32

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2017

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Enhanced Bond Index Fund	$43,264,853	$—	$(22,945,653)	$(2,424,347)	$17,894,853

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 30% of the Fund.

10. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements .

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL Enhanced Bond Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

34

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

35

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

36

objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

37

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

38

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

39

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

40

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® Gateway Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Gateway Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Gateway Fund and Gateway Investment Advisers, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® Gateway Fund (the “Fund”) returned 9.46%. That compared to a 21.83% total return for its benchmark, the S&P 500 Index1. The Fund’s performance reflects its hedged-equity strategy, which seeks to reduce wide swings in the portfolio’s value that can be caused by stock market volatility.

The Fund’s objective is to capture the majority of returns of equity market investments, but at a reduced level of risk. To pursue this strategy, the Fund holds a broadly diversified portfolio of stocks while also using index options to generate cash flow and reduce the risk associated with un-hedged equity market investments. Selling index call options reduces the Fund’s volatility and provides steady cash flow, which is an important source of the Fund’s return. However, the use of these options limits the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also purchases put options to help protect against sudden short-term stock market declines.*

The domestic equity market performed strongly during the 12-month period. In fact, for the first time in its history, the total return of the S&P 500 Index (S&P 500) was positive in each month of the calendar year. The market shrugged off a contentious domestic political environment, three major hurricanes, escalating rhetoric between the Trump administration and North Korea, and tightening monetary policy conditions. Contributors to the market’s upward momentum included a globally synchronized economic expansion and strong earnings growth for U.S. corporations.

The Fund’s relative return was tempered by historically low volatility in the equity market. Realized volatility, as measured by the S&P 500’s annualized standard deviation2 of daily returns, was 6.78%, the lowest reading since 1964. Implied volatility, as measured by the Chicago Board Options Exchange Volatility Index3 (the VIX), averaged 11.09 for the year, well below its long-term average of 19.39 and the lowest annual average in the history of the statistic, which was first measured in 1990. The VIX also set new all-time records for an intra-day low, 8.56 on November 24, and a closing low, 9.14 on November 3. The VIX closed below 10 on 52 days in 2017, something that had happened only nine times in its history prior to 2017.

The Fund’s objective to reduce risk from market volatility hampered performance, as volatility remained consistently low during the period. As a result, the Fund underperformed its benchmark during the 12-month period. Equity market declines in 2017 were brief, shallow, and infrequent, but the Fund delivered downside protection during the market’s largest peak-to-trough decline for the year. Specifically, from March 1, 2017, through April 13, 2017, the Fund declined 0.56%, delivering 202 basis points (2.02%) of downside protection relative to the loss of 2.58% for the S&P 500 Index. The Fund’s equity portfolio returned 22.67% for the year, a performance differential of positive 84 basis points (0.84%) versus the S&P 500, which contributed to its return. Consistent with its objective, the measured risk of the Fund was low relative to the S&P 500, as its standard deviation for 2017 was 3.09% versus 6.78% for the Index.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	Standard Deviation is a statistical measure of the degree to which an individual value in a probability distribution tends to vary from the mean of the distribution.
[3]	Chicago Board Options Exchange Market Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by the S&P 500 Index options.

1

AZL® Gateway Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a broadly diversified portfolio of common stocks, while also selling index call options.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	1 Year	3 Year	5 Year	Since Inception (4/30/10)
AZL® Gateway Fund	9.46%	5.38%	5.52%	4.79%
S&P 500 Index	21.83%	11.41%	15.79%	13.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Gateway Fund	1.10%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.25% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Gateway Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Gateway Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Gateway Fund	$1,000.00	$1,044.50	$5.67	1.10%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Gateway Fund	$1,000.00	$1,019.67	$5.60	1.10%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	23.9%
Financials	14.6
Health Care	13.6
Consumer Discretionary	12.1
Industrials	10.4
Consumer Staples	8.1
Energy	6.0
Utilities	3.1
Materials	2.9
Real Estate	2.4
Telecommunication Services	2.0

Total Common Stocks	99.1
Money Market	2.5
Purchased Put Options	0.2

Total Investment Securities	101.8
Net other assets (liabilities)	(1.8)

Net Assets	100.0%

3

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks+ (99.1%):
Aerospace & Defense (2.3%):
6,446	Boeing Co. (The)	$1,900,990
1,436	Huntington Ingalls Industries, Inc.	338,465
6,032	Raytheon Co.	1,133,111
1,257	TransDigm Group, Inc.	345,197
9,531	United Technologies Corp.	1,215,870

		4,933,633

Air Freight & Logistics (0.6%):
11,377	United Parcel Service, Inc., Class B	1,355,570

Airlines (0.5%):
2,678	Alaska Air Group, Inc.	196,860
8,934	American Airlines Group, Inc.	464,836
5,353	JetBlue Airways Corp.*	119,586
5,233	United Continental Holdings, Inc.*	352,704

		1,133,986

Auto Components (0.1%):
766	Adient plc	60,284
1,416	Autoliv, Inc.	179,945
1,819	Cooper Tire & Rubber Co.	64,302

		304,531

Automobiles (0.4%):
61,417	Ford Motor Co.	767,098
359	Tesla Motors, Inc.*	111,775

		878,873

Banks (6.7%):
8,692	Associated Banc-Corp.	220,777
100,449	Bank of America Corp.	2,965,254
28,600	Citigroup, Inc.	2,128,126
29,728	Huntington Bancshares, Inc.	432,840
37,289	JPMorgan Chase & Co.	3,987,685
8,353	Old National Bancorp	145,760
1,935	Signature Bank*	265,598
906	SVB Financial Group*	211,796
22,261	U.S. Bancorp	1,192,744
45,318	Wells Fargo & Co.	2,749,443

		14,300,023

Beverages (2.0%):
42,470	Coca-Cola Co. (The)	1,948,524
5,751	Monster Beverage Corp.*	363,981
17,025	PepsiCo, Inc.	2,041,637

		4,354,142

Biotechnology (3.3%):
16,340	AbbVie, Inc.	1,580,242
3,124	Alexion Pharmaceuticals, Inc.*	373,599
7,596	Amgen, Inc.	1,320,945
2,396	Biogen Idec, Inc.*	763,294
2,647	Bioverativ, Inc.*	142,726
9,176	Celgene Corp.*	957,607
14,374	Gilead Sciences, Inc.	1,029,753
1,337	Seattle Genetics, Inc.*	71,530
1,537	Shire plc, ADR	238,419

Shares		Fair Value
Common Stocks+, continued
Biotechnology, continued
551	Tesaro, Inc.*	$45,661
2,985	Vertex Pharmaceuticals, Inc.*	447,332

		6,971,108

Building Products (0.5%):
5,471	Fortune Brands Home & Security, Inc.	374,435
11,237	Johnson Controls International plc	428,243
970	Lennox International, Inc.	202,012

		1,004,690

Capital Markets (2.5%):
1,739	Affiliated Managers Group, Inc.	356,930
16,278	Charles Schwab Corp. (The)	836,201
4,560	CME Group, Inc.	665,988
2,730	Eaton Vance Corp.	153,945
4,454	Goldman Sachs Group, Inc. (The)	1,134,700
9,723	Intercontinental Exchange, Inc.	686,055
2,853	Legg Mason, Inc.	119,769
17,314	Morgan Stanley	908,466
1,658	MSCI, Inc., Class A	209,803
3,436	TD Ameritrade Holding Corp.	175,683
2,219	Waddell & Reed Financial, Inc., Class A	49,572

		5,297,112

Chemicals (2.2%):
332	Advansix, Inc.*	13,967
3,662	Ashland Global Holdings, Inc.	260,734
1,507	Celanese Corp., Series A	161,370
689	Chemours Co. (The)	34,491
25,780	DowDuPont, Inc.	1,836,052
3,810	Eastman Chemical Co.	352,958
683	Ingevity Corp.*	48,131
5,231	Lyondellbasell Industries NV	577,084
6,870	Monsanto Co.	802,279
2,193	Olin Corp.	78,027
5,772	RPM International, Inc.	302,568
4,416	Valvoline, Inc.	110,665

		4,578,326

Commercial Services & Supplies (0.4%):
2,527	Waste Connections, Inc.	179,265
7,695	Waste Management, Inc.	664,079

		843,344

Communications Equipment (1.2%):
465	Arista Networks, Inc.*	109,545
51,268	Cisco Systems, Inc.	1,963,563
3,105	Motorola Solutions, Inc.	280,506
1,091	Palo Alto Networks, Inc.*	158,130

		2,511,744

Consumer Finance (0.8%):
4,386	Ally Financial, Inc.	127,896
11,027	American Express Co.	1,095,091
6,156	Discover Financial Services	473,520

		1,696,507

Continued

4

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks+, continued
Containers & Packaging (0.4%):
2,723	Avery Dennison Corp.	$312,764
3,166	Sonoco Products Co.	168,241
4,406	WestRock Co.	278,503

		759,508

Distributors (0.2%):
3,491	Genuine Parts Co.	331,680

Diversified Financial Services (2.0%):
21,105	Berkshire Hathaway, Inc., Class B*	4,183,433

Diversified Telecommunication Services (2.0%):
57,446	AT&T, Inc.	2,233,501
38,071	Verizon Communications, Inc.	2,015,098

		4,248,599

Electric Utilities (1.6%):
12,907	Alliant Energy Corp.	549,967
17,086	American Electric Power Co., Inc.	1,257,017
14,818	Duke Energy Corp.	1,246,342
1,812	Hawaiian Electric Industries, Inc.	65,504
2,434	OGE Energy Corp.	80,103
2,778	Westar Energy, Inc.	146,678

		3,345,611

Electrical Equipment (0.5%):
4,970	Eaton Corp. plc	392,680
8,661	Emerson Electric Co.	603,585
904	Hubbell, Inc.	122,347

		1,118,612

Electronic Equipment, Instruments & Components (0.4%):
13,744	Corning, Inc.	439,671
5,221	TE Connectivity, Ltd.	496,204

		935,875

Energy Equipment & Services (1.0%):
6,207	Baker Hughes	196,389
13,469	Halliburton Co.	658,230
7,650	Patterson-UTI Energy, Inc.	176,027
17,299	Schlumberger, Ltd.	1,165,780

		2,196,426

Equity Real Estate Investment Trusts (2.4%):
4,519	Camden Property Trust	416,019
4,922	Digital Realty Trust, Inc.	560,616
16,150	Duke Realty Corp.	439,442
4,682	Extra Space Storage, Inc.	409,441
6,399	Healthcare Realty Trust, Inc.	205,536
4,730	Kilroy Realty Corp.	353,095
7,730	Liberty Property Trust	332,467
5,879	Mack-Cali Realty Corp.	126,751
1,987	Parks Hotels & Resorts, Inc.	57,126
8,560	Regency Centers Corp.	592,180
5,182	Sabra Health Care REIT, Inc.	97,266
1,988	SBA Communications Corp.*	324,760
6,960	Senior Housing Properties Trust	133,284

Shares		Fair Value
Common Stocks+, continued
Equity Real Estate Investment Trusts, continued
12,811	UDR, Inc.	$493,480
8,412	Ventas, Inc.	504,804

		5,046,267

Food & Staples Retailing (1.7%):
13,249	CVS Health Corp.	960,553
14,903	Walgreens Boots Alliance, Inc.	1,082,256
15,656	Wal-Mart Stores, Inc.	1,546,029

		3,588,838

Food Products (1.2%):
2,069	Bunge, Ltd.	138,789
11,704	ConAgra Foods, Inc.	440,890
1,424	Ingredion, Inc.	199,075
9,115	Kraft Heinz Co. (The)	708,782
2,316	Lamb Weston Holding, Inc.	130,738
19,755	Mondelez International, Inc., Class A	845,514

		2,463,788

Gas Utilities (0.1%):
2,368	National Fuel Gas Co.	130,027
110	ONE Gas, Inc.	8,059
1,281	WGL Holdings, Inc.	109,961

		248,047

Health Care Equipment & Supplies (2.6%):
19,036	Abbott Laboratories	1,086,384
1,219	Align Technology, Inc.*	270,850
7,525	Baxter International, Inc.	486,416
20,149	Boston Scientific Corp.*	499,494
10,047	Hologic, Inc.*	429,509
1,921	Intuitive Surgical, Inc.*	701,050
21,550	Medtronic plc	1,740,162
2,990	ResMed, Inc.	253,223
618	Teleflex, Inc.	153,771

		5,620,859

Health Care Providers & Services (2.8%):
5,751	Aetna, Inc.	1,037,423
3,639	Anthem, Inc.	818,811
7,936	Express Scripts Holding Co.*	592,343
5,268	HCA Holdings, Inc.*	462,741
4,215	Patterson Cos., Inc.	152,288
3,176	Quest Diagnostics, Inc.	312,804
11,010	UnitedHealth Group, Inc.	2,427,266
2,307	Universal Health Services, Inc., Class B	261,498

		6,065,174

Health Care Technology (0.0%):
1,621	Veeva Systems, Inc., Class A*	89,609

Hotels, Restaurants & Leisure (1.8%):
1,028	Domino’s Pizza, Inc.	194,251
1,786	Hilton Grand Vacations*	74,923
5,705	Hilton Worldwide Holdings, Inc.	455,601
1,458	Las Vegas Sands Corp.	101,316
10,426	McDonald’s Corp.	1,794,523

Continued

5

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks+, continued
Hotels, Restaurants & Leisure, continued
2,406	Melco Resorts & Entertainment, Ltd., ADR	$69,870
9,366	MGM Resorts International	312,731
3,620	Norwegian Cruise Line Holdings, Ltd.*	192,765
2,113	Restaurant Brands International, Inc.	129,907
1,014	Vail Resorts, Inc.	215,445
11,810	Wendy’s Co. (The)	193,920

		3,735,252

Household Durables (0.6%):
3,412	Leggett & Platt, Inc.	162,855
7,475	Newell Rubbermaid, Inc.	230,978
60	NVR, Inc.*	210,493
6,850	Toll Brothers, Inc.	328,936
703	Tupperware Brands Corp.	44,078
1,384	Whirlpool Corp.	233,398

		1,210,738

Household Products (1.8%):
7,553	Church & Dwight Co., Inc.	378,934
12,649	Colgate-Palmolive Co.	954,367
26,279	Procter & Gamble Co. (The)	2,414,515

		3,747,816

Industrial Conglomerates (2.3%):
7,187	3M Co., Class C	1,691,604
88,249	General Electric Co.	1,539,945
10,722	Honeywell International, Inc.	1,644,326

		4,875,875

Insurance (2.3%):
7,493	Aflac, Inc.	657,736
7,513	Allstate Corp. (The)	786,686
3,735	American Financial Group, Inc.	405,397
13,463	American International Group, Inc.	802,125
4,568	Aon plc	612,112
3,984	Arch Capital Group, Ltd.*	361,627
6,371	Arthur J. Gallagher & Co.	403,157
2,018	FNF Group	79,186
4,896	Lincoln National Corp.	376,356
4,668	Principal Financial Group, Inc.	329,374
7,499	XL Group, Ltd.	263,665

		5,077,421

Internet & Direct Marketing Retail (2.9%):
3,828	Amazon.com, Inc.*	4,476,732
4,067	Netflix, Inc.*	780,701
560	Priceline Group, Inc. (The)*	973,134

		6,230,567

Internet Software & Services (5.4%):
3,319	Alphabet, Inc., Class A*	3,496,235
2,551	Alphabet, Inc., Class C*	2,669,366
334	Baidu, Inc., ADR*	78,226
12,450	eBay, Inc.*	469,863
24,462	Facebook, Inc., Class A*	4,316,564
198	MercadoLibre, Inc.	62,303

Shares		Fair Value
Common Stocks+, continued
Internet Software & Services, continued
2,440	VeriSign, Inc.*	$279,234
1,595	Zillow Group, Inc., Class C*	65,267

		11,437,058

IT Services (3.5%):
5,359	Automatic Data Processing, Inc.	628,021
630	Black Knight, Inc.*	27,815
1,636	Broadridge Financial Solutions, Inc.	148,189
7,791	Cognizant Technology Solutions Corp., Class A	553,317
6,087	Fidelity National Information Services, Inc.	572,726
820	FleetCor Technologies, Inc.*	157,793
9,667	International Business Machines Corp.	1,483,111
4,979	Paychex, Inc.	338,970
12,584	PayPal Holdings, Inc.*	926,434
21,496	Visa, Inc., Class A	2,450,974
9,822	Western Union Co.	186,716

		7,474,066

Leisure Products (0.1%):
10,454	Mattel, Inc.	160,783
879	Polaris Industries, Inc.	108,987

		269,770

Life Sciences Tools & Services (0.2%):
2,082	Illumina, Inc.*	454,896

Machinery (2.0%):
7,283	Caterpillar, Inc.	1,147,655
2,711	Cummins, Inc.	478,871
4,219	Deere & Co.	660,316
3,237	Parker Hannifin Corp.	646,040
4,739	Pentair plc	334,668
1,723	Snap-On, Inc.	300,319
3,591	Stanley Black & Decker, Inc.	609,357
1,307	Timken Co.	64,239

		4,241,465

Media (2.7%):
47,997	Comcast Corp., Class A	1,922,280
2,745	Liberty Broadband Corp., Class C*	233,764
4,457	Liberty Global plc, Series C*	150,825
3,300	Liberty Global plc, LiLAC, Class C*	65,637
3,810	News Corp., Class B	63,246
4,689	Omnicom Group, Inc.	341,500
66,845	Sirius XM Holdings, Inc.	358,289
8,962	Time Warner, Inc.	819,754
1,576	Time, Inc.	29,077
16,705	Walt Disney Co. (The)	1,795,955

		5,780,327

Metals & Mining (0.3%):
4,993	Southern Copper Corp.	236,918
5,765	Steel Dynamics, Inc.	248,644
1,496	Worthington Industries, Inc.	65,914

		551,476

Continued

6

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks+, continued
Mortgage Real Estate Investment Trusts (0.3%):
16,246	Agnc Investment Corp.	$328,007
31,341	Annaly Capital Management, Inc.	372,644

		700,651

Multiline Retail (0.4%):
2,729	Nordstrom, Inc.	129,300
9,766	Target Corp.	637,232

		766,532

Multi-Utilities (1.4%):
8,424	Ameren Corp.	496,932
13,204	CenterPoint Energy, Inc.	374,465
8,360	Consolidated Edison, Inc.	710,182
12,377	Public Service Enterprise Group, Inc.	637,416
12,880	WEC Energy Group, Inc.	855,618

		3,074,613

Oil, Gas & Consumable Fuels (5.0%):
3,407	Cheniere Energy, Inc.*	183,433
20,442	Chevron Corp.	2,559,134
5,260	Concho Resources, Inc.*	790,157
19,444	ConocoPhillips Co.	1,067,281
6,695	Continental Resources, Inc.*	354,634
41,725	Exxon Mobil Corp.	3,489,878
12,850	Gulfport Energy Corp.*	163,966
2,175	HollyFrontier Corp.	111,404
10,875	Occidental Petroleum Corp.	801,053
5,831	ONEOK, Inc.	311,667
7,684	Phillips 66	777,237

		10,609,844

Personal Products (0.0%):
847	Herbalife, Ltd.*	57,359

Pharmaceuticals (4.7%):
4,573	Allergan plc	748,051
16,305	Bristol-Myers Squibb Co.	999,170
10,447	Eli Lilly & Co.	882,354
1,295	Jazz Pharmaceuticals plc*	174,372
25,798	Johnson & Johnson Co.	3,604,497
27,277	Merck & Co., Inc.	1,534,877
57,342	Pfizer, Inc.	2,076,927

		10,020,248

Professional Services (0.4%):
1,420	Dun & Bradstreet Corp.	168,142
907	Manpower, Inc.	114,382
5,312	Verisk Analytics, Inc.*	509,952

		792,476

Road & Rail (0.8%):
3,822	Avis Budget Group, Inc.*	167,709
1,712	Canadian Pacific Railway, Ltd.	312,886
15,073	CSX Corp.	829,167
3,901	Hertz Global Holdings, Inc.*	86,212
3,059	Old Dominion Freight Line, Inc.	402,411

		1,798,385

Shares		Fair Value
Common Stocks+, continued
Semiconductors & Semiconductor Equipment (4.0%):
11,512	Advanced Micro Devices, Inc.*	$118,343
6,581	Analog Devices, Inc.	585,906
16,753	Applied Materials, Inc.	856,413
47,129	Intel Corp.	2,175,476
5,923	Microchip Technology, Inc.	520,513
6,260	NVIDIA Corp.	1,211,310
16,465	QUALCOMM, Inc.	1,054,089
4,034	Skyworks Solutions, Inc.	383,028
6,561	Teradyne, Inc.	274,709
13,082	Texas Instruments, Inc.	1,366,285

		8,546,072

Software (5.5%):
10,173	Activision Blizzard, Inc.	644,154
6,337	Adobe Systems, Inc.*	1,110,496
2,094	ANSYS, Inc.*	309,053
9,475	Cadence Design Systems, Inc.*	396,245
1,510	Dell Technologies, Inc., Class V*	122,733
73,935	Microsoft Corp.	6,324,400
7,859	Nuance Communications, Inc.*	128,495
34,027	Oracle Corp.	1,608,797
2,837	PTC, Inc.*	172,404
1,144	ServiceNow, Inc.*	149,166
9,705	Symantec Corp.	272,322
894	Take-Two Interactive Software, Inc.*	98,143
1,860	VMware, Inc., Class A*	233,095
1,529	Workday, Inc., Class A*	155,560

		11,725,063

Specialty Retail (2.5%):
9,507	American Eagle Outfitters, Inc.	178,732
3,731	Foot Locker, Inc.	174,909
5,433	Gap, Inc. (The)	185,048
13,525	Home Depot, Inc. (The)	2,563,393
2,777	L Brands, Inc.	167,231
11,634	Lowe’s Cos., Inc.	1,081,264
2,699	Tiffany & Co.	280,561
9,290	TJX Cos., Inc. (The)	710,313

		5,341,451

Technology Hardware, Storage & Peripherals (3.9%):
48,989	Apple, Inc.	8,290,408

Textiles, Apparel & Luxury Goods (0.4%):
3,207	Lululemon Athletica, Inc.*	252,038
5,462	Michael Kors Holdings, Ltd.*	343,833
14,773	Under Armour, Inc., Class A*	213,175
2,313	Under Armour, Inc., Class C*	30,809

		839,855

Tobacco (1.4%):
20,135	Altria Group, Inc.	1,437,840
15,263	Philip Morris International, Inc.	1,612,537
1,877	Vector Group, Ltd.	42,007

		3,092,384

Continued

7

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks+, continued
Trading Companies & Distributors (0.1%):
1,807	GATX Corp.	$112,323

Wireless Telecommunication Services (0.0%):
5,817	Sprint Corp.*	34,262
1,022	T-Mobile US, Inc.*	64,907

		99,169

Total Common Stocks (Cost $135,588,244)		211,359,475

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Purchased Options (0.2%):
Total Purchased Options (Cost $937,840)		$332,585

Unaffiliated Investment Company (2.5%):
5,409,158	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.11%(a)	5,409,158

Total Unaffiliated Investment Company (Cost $5,409,158)		5,409,158

Total Investment Securities (Cost $141,935,242)(b) — 101.8%		217,101,218
Net other assets (liabilities) — (1.8)%		(3,806,017)

Net Assets — 100.0%		$213,295,201

Percentages indicated are based on net assets as of December 31, 2017.

ADR—American Depositary Receipt

*	Non-income producing security.

+	All or a portion of each common stock has been pledged as collateral for outstanding call options written.

(a)	The rate represents the effective yield at December 31, 2017.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Exchange-traded options purchased as of December 31, 2017 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount(a)	Fair Value
S&P 500 Index	Put	2375.00	USD	1/19/18	130	$308,750	$14,950
S&P 500 Index	Put	2400.00	USD	1/19/18	91	218,400	12,285
S&P 500 Index	Put	2325.00	USD	2/16/18	78	181,350	20,280
S&P 500 Index	Put	2350.00	USD	2/16/18	91	213,850	27,300
S&P 500 Index	Put	2375.00	USD	2/16/18	111	263,625	38,850
S&P 500 Index	Put	2400.00	USD	2/16/18	91	218,400	36,400
S&P 500 Index	Put	2400.00	USD	3/16/18	94	225,600	84,600
S&P 500 Index	Put	2425.00	USD	3/16/18	96	232,800	97,920

Total (Cost $937,840)							$332,585

Exchange-traded options written as of December 31, 2017 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Notional Amount(a)	Fair Value
S&P 500 Index	Call	2650.00	USD	1/05/18	77	$204,050	$(228,690)
S&P 500 Index	Call	2600.00	USD	1/19/18	88	228,800	(729,960)
S&P 500 Index	Call	2650.00	USD	1/19/18	89	235,850	(345,765)
S&P 500 Index	Call	2700.00	USD	1/26/18	88	237,600	(90,640)
S&P 500 Index	Call	2600.00	USD	2/16/18	92	239,200	(845,020)
S&P 500 Index	Call	2625.00	USD	2/16/18	92	241,500	(649,980)
S&P 500 Index	Call	2650.00	USD	2/16/18	82	217,300	(417,790)
S&P 500 Index	Call	2675.00	USD	2/16/18	84	224,700	(279,300)
S&P 500 Index	Call	2700.00	USD	3/16/18	90	243,000	(279,450)

Total (Premiums $3,042,401)							$(3,866,595)

(a)	Notional amount is expressed as the number of contracts multiplied by the strike price of the underlying asset.

See accompanying notes to the financial statements.

8

AZL Gateway Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment securities, at cost	$141,935,242

Investment securities, at value	$217,101,218
Interest and dividends receivable	261,097
Receivable for investments sold	131,780
Reclaims receivable	994
Prepaid expenses	1,241

Total Assets	217,496,330

Liabilities:
Payable for capital shares redeemed	127,736
Written Options (Premiums received $3,042,401)	3,866,595
Manager fees payable	145,025
Administration fees payable	5,247
Distribution fees payable	45,320
Custodian fees payable	1,909
Administrative and compliance services fees payable	486
Transfer agent fees payable	703
Trustee fees payable	313
Other accrued liabilities	7,795

Total Liabilities	4,201,129

Net Assets	$213,295,201

Net Assets Consist of:
Capital	$170,702,193
Accumulated net investment income/(loss)	2,073,599
Accumulated net realized gains/(losses) from investment transactions	(33,822,373)
Net unrealized appreciation/(depreciation) on investments	74,341,782

Net Assets	$213,295,201

Shares of beneficial interest (unlimited number of shares authorized, no par value)	16,015,041
Net Asset Value (offering and redemption price per share)	$13.32

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends	$4,438,186
Other income	10,164
Foreign withholding tax	(649)

Total Investment Income	4,447,701

Expenses:
Manager fees	1,643,803
Administration fees	53,752
Distribution fees	513,687
Custodian fees	13,481
Administrative and compliance services fees	2,681
Transfer agent fees	5,485
Trustee fees	9,387
Professional fees	11,617
Shareholder reports	6,260
Other expenses	5,150

Total expenses	2,265,303

Net Investment Income/(Loss)	2,182,398

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions and foreign currencies	13,840,986
Net realized gains/(losses) on written options contracts	(13,542,169)
Change in net unrealized appreciation/depreciation on investments	16,501,301
Change in net unrealized appreciation/depreciation on written options contracts	(645,080)

Net Realized/Unrealized Gains/(Losses) on Investments	16,155,038

Change in Net Assets Resulting From Operations	$18,337,436

See accompanying notes to the financial statements.

9

AZL Gateway Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$2,182,398	$2,240,277
Net realized gains/(losses) on investment transactions	298,817	3,766,879
Change in unrealized appreciation/depreciation on investments	15,856,221	2,424,904

Change in net assets resulting from operations	18,337,436	8,432,060

Distributions to Shareholders:
From net investment income	(2,139,703)	(3,778,083)

Change in net assets resulting from distributions to shareholders	(2,139,703)	(3,778,083)

Capital Transactions:
Proceeds from shares issued	43,382,092	20,573,427
Proceeds from dividends reinvested	2,139,703	3,778,083
Value of shares redeemed	(27,375,086)	(50,762,419)

Change in net assets resulting from capital transactions	18,146,709	(26,410,909)

Change in net assets	34,344,442	(21,756,932)
Net Assets:
Beginning of period	178,950,759	200,707,691

End of period	$213,295,201	$178,950,759

Accumulated net investment income/(loss)	$2,073,599	$2,178,309

Share Transactions:
Shares issued	3,413,870	1,701,718
Dividends reinvested	164,340	316,688
Shares redeemed	(2,123,780)	(4,236,081)

Change in shares	1,454,430	(2,217,675)

See accompanying notes to the financial statements.

10

AZL Gateway Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Period	$12.29	$11.96	$11.87	$11.65		$10.83

Investment Activities:
Net Investment Income/(Loss)	0.12	0.17	0.15	0.13		0.13
Net Realized and Unrealized Gains/(Losses) on Investments	1.04	0.40	0.08	0.23		0.78

Total from Investment Activities	1.16	0.57	0.23	0.36		0.91

Dividends to Shareholders From:
Net Investment Income	(0.13)	(0.24)	(0.14)	(0.14)		(0.09)

Total Dividends	(0.13)	(0.24)	(0.14)	(0.14)		(0.09)

Net Asset Value, End of Period	$13.32	$12.29	$11.96	$11.87		$11.65

Total Return(a)	9.46%	4.84%	1.98%	3.09%		8.44%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$213,295	$178,951	$200,708	$217,753		$212,164
Net Investment Income/(Loss)	1.06%	1.19%	1.11%	1.14%		1.35%
Expenses Before Reductions(b)	1.10%	1.10%	1.10%	1.10%		1.11%
Expenses Net of Reductions	1.10%	1.10%	1.10%	1.10%		1.10%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly	1.10%	1.10%	1.10%	1.10	%(c)	1.11	%(c)
Portfolio Turnover Rate	24%	20%	5%	18%		16%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remitted a portion of the brokerage commission which were used to pay certain Fund expenses. The Fund ceased participation in the program in June 2014.

See accompanying notes to the financial statements.

11

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Gateway Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of gain/loss and other permanent adjustments), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

12

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2017

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid andlowest asked price. During the year ended December 31, 2017, the Fund did not engage in any such transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2017, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

For the year ended December 31, 2017, the monthly average notional amount for written options contracts was $3.7 million. Realized gains and losses are reported as “Net realized gains/(losses) on options contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk

Equity Contracts			Written options	$3,866,595

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on written options contracts/ Change in net unrealized appreciation/depreciation on written options contracts	$(13,542,169)	$(645,080)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Gateway Investment Advisers, LLC (“Gateway”), Gateway provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

13

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2017

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Gateway Fund	0.80%	1.25%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2017, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $2,108 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. The Fund generally values index options at the average of the closing bid and ask quotations on the principal exchange on which the option is traded and are typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

14

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2017

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$211,359,475	$—	$—	$211,359,475
Purchased Put Options	332,585	—	—	332,585
Unaffiliated Investment Company	5,409,158	—	—	5,409,158

Total Investment Securities	217,101,218	—	—	217,101,218

Other Financial Instruments:*
Written Options	(3,866,595)	—	—	(3,866,595)

Total Investments	$213,234,623	$—	$—	$213,234,623

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as written options.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Gateway Fund	$59,683,347	$48,849,725

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $142,725,910. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$76,033,826
Unrealized (depreciation)	(1,991,103)

Net unrealized appreciation/(depreciation)	$74,042,723

As of the end of its tax year ended December 31, 2017, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

15

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2017

CLCFs subject to expiration:

Expires 12/31/2018
AZL Gateway Fund	$10,170

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Gateway Fund	$33,513,143	$—	$33,513,143

During the year ended December 31, 2017, the Fund utilized $2,360,419 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Gateway Fund	$2,139,703	$—	$2,139,703

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Gateway Fund	$3,778,083	$—	$3,778,083

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Gateway Fund	$2,073,599	$—	$(33,523,314)	$74,042,723	$42,593,008

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had multiple shareholder accounts which are affiliated with the Investment Adviser representing ownership in excess of 75% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL Gateway Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

17

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

18

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

19

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

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objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

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The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® Government Money Market Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Government Money Market Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Government Money Market Fund and BlackRock Advisors, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® Government Money Market Fund (the “Fund”) returned 0.05%. That compared to a 0.93% total return for its benchmark, the Three-Month U.S. Treasury Bill Index1.

Fixed-income markets performed well during the year despite the gradual tightening of monetary policy by the Federal Reserve (the Fed). Volatility ticked up in the money markets during the period amid uncertainty over U.S. lawmakers’ abilities to pass measures to continue funding the government. The deployment of stopgap spending measures in September helped to steady markets. In December, the Fed increased its federal funds target range from 1.25% to 1.50%, upgrading its forecasts for growth and employment.

The Fund underperformed it’s benchmark for the period. The Fund benefited from exposure to floating-rate notes during the first nine months of the period, and to fixed-rate Treasuries during the period’s final three months. The Fund held between 40% and 50% of its portfolio in ultra-short repurchase agreements. The exposure to these securities provided the Fund with liquidity during the period.*

The Fund maintained duration modestly shorter than that of its peer group during the first quarter. That positioning benefited relative results as the money markets did not price in a rate hike by the Fed until shortly before the Fed’s March meeting. We extended the Fund’s duration beyond that of its peer group after the first quarter in anticipation of additional interest rate increases by the Fed. The Fund benefited from that positioning, as well as from a longer weighted average maturity and weighted average life that aimed to capture elevated yields amid volatility around the Fed’s September meeting.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

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AZL® Government Money Market Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek current income consistent with stability of principal. The Fund seeks to achieve its objective by investing in a broad range of short-term, high-quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations.

Investment Concerns

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Past performance is not predictive of future performance as yields on money market funds fluctuate daily.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	1	3	5	10
	Year	Year	Year	Years
AZL® Government Money Market Fund	0.05%	0.02%	0.01%	0.27%
Three-Month U.S. Treasury Bill Index	0.93%	0.43%	0.28%	0.32%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Government Money Market Fund	0.65%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.87% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Yield as of December 31, 2017

	7 Day	7 Day	30 Day
	Average	Effective	Average
AZL® Government Money Market Fund	0.47%	0.47%	0.38%

Prior to the year ended December 31, 2017, the Manager voluntarily agreed to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00% during such periods. The Distributor was also permitted to waive its Rule 12b-1 fees during such periods. Amounts waived, reimbursed or paid by the Manager and/or the Distributor are subject to repayment to the Manager and/or the Distributor, subject to certain limitations as further described in Note 3 of the Notes to Financial Statements. The repayment of amounts previously waived, reimbursed or paid during 2017 served to reduce the Fund’s yield during the period.

The 7-day yield quotation is as of December 31, 2017 and more closely reflects the current earnings of the Fund than the total return quotation.

The Fund’s performance is measured against the Three-Month U.S. Treasury Bill Index, which is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Government Money Market Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Government Money Market Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Government Money Market Fund	$1,000.00	$1,000.50	$4.39	0.87%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Government Money Market Fund	$1,000.00	$1,020.82	$4.43	0.87%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
U.S. Government Agency Mortgages	44.8%
Repurchase Agreements	36.8
U.S. Treasury Obligations	18.4

Total Investment Securities	100.0
Net other assets (liabilities)	— ^

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL Government Money Market Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
U.S. Government Agency Mortgages (44.8%):
Federal Home Loan Bank (36.8%):
$2,185,000	1.06%, 1/8/18(a)	$2,184,552
7,500,000	1.14%, 1/19/18(a)	7,495,748
15,085,000	1.12%, 1/24/18(a)	15,073,416
1,805,000	1.09%, 1/29/18(a)	1,803,470
5,730,000	1.15%, 1/31/18(a)	5,724,542
25,500,000	1.18%, 2/2/18(a)	25,473,297
4,000,000	1.28%(US0003M-11bps), 2/5/18	4,000,000
4,000,000	1.22%, 2/7/18(a)	3,995,005
3,300,000	1.13%, 2/28/18(a)	3,294,045
4,790,000	1.31%, 3/7/18(a)	4,778,722
4,500,000	1.10%, 3/9/18	4,502,221
10,000,000	1.23%(US0003M-33bps), 3/13/18	10,000,000
22,000,000	1.10%, 3/19/18	21,985,957
12,520,000	1.32%(US0001M-14bps), 4/13/18	12,520,000
5,180,000	1.35%(US0001M-15bps), 4/17/18	5,180,000
3,000,000	1.05%(US0003M-35bps), 5/9/18	3,000,000
3,700,000	1.24%(US0001M-14bps), 6/5/18	3,700,000
2,500,000	1.48%, 6/6/18(a)	2,484,086
960,000	1.33%(US0001M-15bps), 8/15/18	960,000
960,000	1.33%(US0001M-15bps), 8/15/18	960,000
3,845,000	1.39%(US0001M-15bps), 8/22/18	3,845,000
4,500,000	1.26%(US0001M-12bps), 10/3/18	4,500,000
8,000,000	1.36%(US0001M-13bps), 11/16/18	8,000,000
4,260,000	1.46%(US0001M-9bps), 1/25/19	4,260,000
1,140,000	1.33%(US0001M-7bps), 2/11/19	1,140,448
1,570,000	1.42%(US0003M-16bps), 6/12/19	1,569,410
2,310,000	1.47%(US0003M-16bps), 6/20/19	2,310,000
1,895,000	1.47%(US0003M-16bps), 6/20/19	1,895,000
7,000,000	1.47%(US0003M-16bps), 6/20/19	7,000,000
5,000,000	1.37%(US0001M-6bps), 9/11/19	5,000,000
2,015,000	1.47%(US0003M-14bps), 12/19/19	2,015,000

		180,649,919

Federal Farm Credit Bank (3.1%):
4,205,000	0.87%, 1/11/18(a)	4,203,995
3,000,000	1.16%, 1/19/18	2,999,761
2,500,000	1.06%, 2/8/18(a)	2,497,229
1,380,000	1.19%, 2/16/18	1,379,251
3,365,000	1.56%(US0001M+18bps), 4/4/18	3,364,914
410,000	1.54%, 8/10/18(a)	406,174

		14,851,324

Federal Home Loan Mortgage Corporation (2.8%):
1,250,000	1.10%, 2/16/18(a)	1,248,259
4,000,000	1.54%(US0003M+2bps), 3/8/18	4,000,000
3,500,000	1.22%, 4/9/18	3,495,587
1,500,000	1.33%, 6/27/18	1,499,965
3,210,000	1.63%, 10/12/18	3,191,423

		13,435,234

Federal National Mortgage Association (2.1%):
7,000,000	1.10%, 3/28/18	6,996,237
3,480,000	1.23%, 5/21/18	3,475,195

		10,471,432

Total U.S. Government Agency Mortgages (Cost $219,407,909)		219,407,909

Principal Amount		Fair Value
U.S. Treasury Obligations (18.4%):
U.S. Treasury Bills (14.7%)
$670,000	1.20%, 3/22/18(a)	$668,243
30,180,000	1.19%, 3/29/18(a)	30,088,388
10,845,000	1.20%, 4/5/18(a)	10,811,324
6,000,000	1.29%, 5/3/18(a)	5,974,380
5,435,000	1.47%, 5/31/18(a)	5,402,503
7,935,000	1.48%, 6/7/18(a)	7,884,822
1,130,000	1.48%, 6/14/18(a)	1,122,510
355,000	1.49%, 6/21/18(a)	352,496
10,000,000	1.56%, 6/28/18(a)	9,924,350

		72,229,016

U.S. Treasury Notes (3.7%)
4,000,000	1.74%(USBMMY3M+27bps), 1/31/18	3,999,931
6,000,000	1.64%(USBMMY3M+19bps), 4/30/18	6,000,098
6,000,000	1.49%, 6/30/18	6,026,100
2,240,000	1.43%, 7/31/18	2,239,239

		18,265,368

Total U.S. Treasury Obligations (Cost $90,494,384)		90,494,384

Repurchase Agreements (36.8%):
15,000,000	Bank of Montreal, 1.36%, 1/2/18, (Purchased on 12/29/17, proceeds at maturity $15,002,267, Collateralized by U.S. Government Agency Obligations, 2.50% - 4.50%, 1/1/29 - 2/15/40, fair value of $15,448,396)	15,000,000
2,000,000	Bank of Nova Scotia, 1.35%, 1/2/18, (Purchased on 12/29/17, proceeds at maturity $2,000,300, Collateralized by U.S. Treasury Notes, 1.38%, 10/31/20, fair value of $2,040,397)	2,000,000
2,000,000	BNP Paribas, 1.40%, 1/2/18, (Purchased on 12/29/17, proceeds at maturity $2,000,311, Collateralized by U.S. Government Agency Obligations, 0.63% - 3.00%, 3/31/19 - 2/20/46, fair value of $2,040,019)	2,000,000
5,000,000	Citigroup Global Markets, 1.40%, 1/2/18, (Purchased on 12/29/17, proceeds at maturity $5,000,778, Collateralized by U.S. Government Agency Obligations, 0.00% - 4.50%, 5/4/18 - 7/1/47, fair value of $5,122,515)	5,000,000
15,000,000	HSBC Securities (USA), Inc., 1.38%, 1/2/18, (Purchased on 12/29/17, proceeds at maturity $15,002,300, Collateralized by U.S. Treasury Notes, 2.13%, 9/30/24, fair value of $15,302,402)	15,000,000
2,500,000	HSBC Securities (USA), Inc., 1.35%, 1/2/18, (Purchased on 12/29/17, proceeds at maturity $2,500,656, Collateralized by U.S. Treasury Obligations, 0.25% - 0.38%, 7/31/18 - 5/15/44, fair value of $2,551,443)	2,500,000
17,000,000	Mistubishi UFJ Securities USA, Inc., 1.29%, 1/2/18, (Purchased on 12/29/17, proceeds at maturity $17,002,437, Collateralized by U.S. Treasury Bonds, 2.00% - 6.63%, 1/15/26 - 11/15/46, fair value of $17,340,020)	17,000,000
20,000,000	Mizuho Securities USA, Inc., 1.37%, 1/2/18, (Purchased on 12/29/17, proceeds at maturity $20,003,044, Collateralized by U.S. Treasury Obligations, 0.00% - 2.00%, 1/2/18 - 7/31/22, fair value of $20,400,060)	20,000,000

Continued

4

AZL Government Money Market Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Repurchase Agreements, continued
$5,000,000	Natixis S.A., 1.34%, 1/2/18, (Purchased on 12/29/17, proceeds at maturity $5,000,744, Collateralized by U.S. Government Agency Obligations, 2.75% - 5.38%, 6/13/18 - 4/1/25, fair value of $5,101,843)	$5,000,000
25,000,000	Natixis S.A., 1.33%, 1/2/18, (Purchased on 12/29/17, proceeds at maturity $25,003,694, Collateralized by U.S. Treasury Obligations, 1.50% -5.38%, 10/31/20 - 2/15/31, fair value of $25,500,005)	25,000,000
15,000,000	Royal Bank of Canada, 1.38%, 1/2/18, (Purchased on 12/29/17, proceeds at maturity $15,002,300, Collateralized by U.S. Government Agency Obligations, 2.50% - 4.50%, 3/1/26 - 12/1/47, fair value of $15,450,000)	15,000,000
7,000,000	Royal Bank of Canada, 1.35%, 1/2/18, (Purchased on 12/29/17, proceeds at maturity $7,001,050, Collateralized by U.S. Treasury Notes, 3.13%, 5/15/21, fair value of $7,140,001)	7,000,000

Principal Amount		Fair Value
Repurchase Agreements, continued
$40,000,000	Toronto Dominion Bank NY, 1.41%, 1/2/18, (Purchased on 12/29/17, proceeds at maturity $40,006,267, Collateralized by U.S. Treasury Notes, 0.63% - 2.13%, 1/15/24 - 2/29/24, fair value of $40,800,027)	$40,000,000
10,000,000	Toronto Dominion Bank NY, 1.39%, 1/2/18, (Purchased on 12/29/17, proceeds at maturity $10,001,544, Collateralized by U.S. Treasury Notes, 2.13% - 2.25%, 12/31/23 - 2/29/24, fair value of $10,200,085)	10,000,000

Total Repurchase Agreements (Cost $180,500,000)		180,500,000

Total Investment Securities (Cost $490,402,293) — 100.0%		490,402,293
Net other assets (liabilities) — 0.0%		229,839

Net Assets — 100.0%		$490,632,132

Percentages indicated are based on net assets as of December 31, 2017.

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

USBMMY3M—3 Month Treasury Bill Rate

(a)	The rate represents the effective yield at December 31, 2017.

See accompanying notes to the financial statements.

5

AZL Government Money Market Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment securities, at cost	$309,902,293

Investment securities, at value	$309,902,293
Repurchase agreements, at value/cost	180,500,000
Cash	310,515
Interest and dividends receivable	303,345
Receivable for capital shares issued	158,210
Prepaid expenses	2,930

Total Assets	491,177,293

Liabilities:
Distributions payable	158,210
Manager fees payable	245,846
Administration fees payable	11,575
Distribution fees payable	105,663
Custodian fees payable	1,109
Administrative and compliance services fees payable	1,189
Transfer agent fees payable	767
Trustee fees payable	766
Other accrued liabilities	20,036

Total Liabilities	545,161

Net Assets	$490,632,132

Net Assets Consist of:
Capital	$490,630,722
Accumulated net realized gains/(losses) from investment transactions	1,410

Net Assets	$490,632,132

Shares of beneficial interest (unlimited number of shares authorized, no par value)	490,630,845
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Interest	$5,033,218
Dividends	88
Other income	23,383

Total Investment Income	5,056,689

Expenses:
Manager fees	1,945,151
Administration fees	143,285
Distribution fees	1,389,397
Custodian fees	10,288
Administrative and compliance services fees	6,953
Transfer agent fees	5,804
Trustee fees	25,461
Professional fees	28,616
Shareholder reports	18,925
Recoupment of prior expenses reimbursed by the manager	1,246,653
Other expenses	14,886

Total expenses	4,835,419

Net Investment Income/(Loss)	221,270

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	1,823

Net Realized/Unrealized Gains/(Losses) on Investments	1,823

Change in Net Assets Resulting From Operations	$223,093

See accompanying notes to the financial statements.

6

AZL Government Money Market Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$221,270	$—
Net realized gains/(losses) on investment transactions	1,823	33,051

Change in net assets resulting from operations	223,093	33,051

Distributions to Shareholders:
From net investment income	(221,270)	—
From net realized gains	(33,260)	(45,885)

Change in net assets resulting from distributions to shareholders	(254,530)	(45,885)

Capital Transactions:
Proceeds from shares issued	314,529,729	466,951,287
Proceeds from dividends reinvested	254,530	45,885
Value of shares redeemed	(487,124,200)	(491,615,856)

Change in net assets resulting from capital transactions	(172,339,941)	(24,618,684)

Change in net assets	(172,371,378)	(24,631,518)
Net Assets:
Beginning of period	663,003,510	687,635,028

End of period	$490,632,132	$663,003,510

Share Transactions:
Shares issued	314,529,729	466,951,287
Dividends reinvested	254,530	45,885
Shares redeemed	(487,124,842)	(491,615,856)

Change in shares	(172,340,583)	(24,618,684)

See accompanying notes to the financial statements.

7

AZL Government Money Market Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017		2016		2015		2014		2013
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Investment Activities:
Net Investment Income/(Loss)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net Realized and Unrealized Gains/(Losses) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total from Investment Activities	—		—		—		—		—

Dividends to Shareholders From:
Net Investment Income	—	(a)	—		—		—		—
Net Realized Gains	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total Dividends	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(b)	0.05%		0.01%		0.01%		0.01%		—
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$490,632		$663,004		$687,635		$700,335		$806,642
Net Investment Income/(Loss)	0.04%		—		—		—		—
Expenses Before Reductions(c)	0.87%		0.65%		0.65%		0.65%		0.65%
Expenses Net of Reductions(d)	0.87%		0.44%		0.26%		0.20%		0.22%

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	The expense ratio for the period may reflect the reduction of certain expenses to maintain a certain minimum yield.

See accompanying notes to the financial statements.

8

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Government Money Market Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below. Investments of the Fund are valued, in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security.

Repurchase Agreements

The Fund may invest in repurchase agreements with financial institutions such as member banks of the Federal Reserve System or from registered broker/dealers that the adviser deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends from net investment income are declared daily and paid monthly from the Fund. The net realized gains, if any, are declared and paid at least annually by the Fund. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

9

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2017

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Advisors, LLC (“BlackRock Advisors”), BlackRock Advisors provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Government Money Market Fund	0.35%	0.87%

The Manager has voluntarily agreed to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to the following limitations:

1.	The repayments will not cause the Fund’s net investment income to fall below 0.00%.
2.	The repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place.
3.	Any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%.

The ability of the Manager and/or Distributor to receive such payments could negatively affect the Fund’s future yield. Amounts waived under this agreement during the year ended December 31, 2017 are reflected on the Statement of Operations as “Expenses voluntarily waived/reimbursed by the Manager.”

Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2017, the contractual reimbursements subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2018	Expires 12/31/2019	Total
AZL Government Money Market Fund	$2,615,420	$1,440,270	$4,055,690

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2017, there were no voluntary waivers in addition to the amounts disclosed above.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $6,156 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate

10

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2017

Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total
Repurchase Agreements	$—	$180,500,000	$—	$180,500,000
U.S. Government Agency Mortgages	—	219,407,909	—	219,407,909
U.S. Treasury Obligations	—	90,494,384	—	90,494,384

Total Investments	$—	$490,402,293	$—	$490,402,293

5. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Government Money Market Fund	$254,530	$—	$254,530

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions(a)
AZL Government Money Market Fund	$43,861	$1,901	$123	$45,885

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Government Money Market Fund	$1,410	$—	$—	$—	$1,410

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2017

6. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

7. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

8. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL Government Money Market Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian or counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

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Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2017, the Fund declared net short-term capital gain distributions of $33,260.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

16

objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

17

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

19

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

20

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® International Index Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® International Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® International Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the Class 2 shares of the AZL® International Index Fund (the “Fund”) returned 24.77%†. That compared to a 25.62% total return for its benchmark, the MSCI EAFE Index1.

The Fund seeks investment results, before fees, expenses and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI EAFE Index. The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index.*

International stocks had a strong start in 2017, in part due to robust gains among Japanese equities, which make up nearly a quarter of the Index’s holdings. Japanese companies are well exposed to global growth, and they advanced after reporting strong earnings from the fourth quarter of 2016. Gains were also supported by the Bank of Japan’s (BoJ) ongoing efforts to control the country’s yield curve. Positive European economic data supported stocks in that region, particularly among export-driven nations such as Germany, as the European inflation rate stabilized at 1.8% year-over-year. In the U.K., Prime Minister Theresa May triggered Article 50 at the end of March, giving the U.K. two years to exit the European Union. Lower-than-expected retail sales and earnings provided investors with the first signs of potential stress from the so-called Brexit effort, and continued weakening of the pound squeezed consumers.

In the second quarter, Japanese equities advanced on the BoJ’s assessment of the nation’s improving economic prospects as well as on strong corporate earnings growth. European stocks gained on accelerating investor interest after election results in France and the Netherlands diminished political risk across the eurozone. Investors were also encouraged by the strongest European earnings season in seven years against a backdrop of strengthening regional and global economies. With that said, gains among eurozone stocks were capped as investors grew cautious about the potential for monetary tightening by the European Central Bank (ECB).

In the third quarter, strong growth in corporate profits and in the eurozone economy sustained the rally in European markets. The value of the euro rose on expectations that strong economic growth would temper the ECB quantitative easing efforts, which would, in turn, help buoy the region’s low bond yields. European banks rallied during this quarter on the resulting expectations of higher interest rates in the region. Meanwhile, Japanese equities gained amid accelerating growth conditions, low inflation and accommodative monetary policy.

In the fourth quarter, Japanese equities surged following Prime Minister Shinzo Abe’s victory in October elections, which helped diminish the political uncertainty that had weighed on markets. Investors focused on an improved earnings outlook and a strengthening domestic economy, which supported strong gains in equity markets. Robust growth in the European economy and in corporate earnings helped drive gains among European stocks, even as political uncertainty in Spain and stubbornly low inflation created market headwinds.

The Fund underperformed it’s benchmark for the period. In general, international stocks outperformed the S&P 5002 for the period. From a sector perspective, information technology stocks had the strongest returns of the Index (in USD), with the materials and industrials sectors also showing particularly strong gains as well. Increases were seen across all sectors of the Index during the 12-month period.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a slightly negative impact on relative results. The fund underperformed its benchmark for the period primarily due to expenses incurred by the Fund.*

Past performance does not guarantee future results.

†	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.
*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

1

AZL® International Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	Inception	1		3	5	Since
	Date	Year		Year	Year	Inception
AZL® International Index Fund (Class 1 Shares)	10/14/16	25.12	%†	—	—	20.97%
AZL® International Index Fund (Class 2 Shares)	5/1/09	24.77	%†	7.29%	7.05%	8.72%
MSCI EAFE Index (gross of withholding taxes)	5/1/09	25.62%		8.30%	8.39%	10.04%
MSCI EAFE Index (net of withholding taxes)	5/1/09	25.03%		7.80%	7.90%	9.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® International Index Fund (Class 1 Shares)	0.40%
AZL® International Index Fund (Class 2 Shares)	0.65%

Expense Ratios are based on the current Fund prospectus dated May 1, 2017. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.52% for Class 1 Shares and 0.77% for Class 2 Shares through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

†	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL International Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL International Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL International Index Fund, Class 1	$1,000.00	$1,090.90	$2.58	0.49%
AZL International Index Fund, Class 2	$1,000.00	$1,090.00	$3.90	0.74%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL International Index Fund, Class 1	$1,000.00	$1,022.76	$2.50	0.49%
AZL International Index Fund, Class 2	$1,000.00	$1,021.50	$3.77	0.74%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Japan	23.9%
United Kingdom	16.7
France	9.9
Germany	9.7
Switzerland	8.6
Australia	6.8
Netherlands	4.1
Hong Kong	3.4
Spain	3.2
Sweden	2.6
All other countries	10.3

Total Common Stocks	99.2
Rights	— ^
Securities Held as Collateral for Securities on Loan	1.5

Total Investment Securities	100.7
Net other assets (liabilities)	(0.7)

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks (98.8%):
Aerospace & Defense (1.2%):
414,179	BAE Systems plc	$3,184,948
336,665	Cobham plc*	571,882
321	Dassault Aviation SA	498,964
3,310	Elbit Systems, Ltd.	442,726
77,056	European Aeronautic Defence & Space Co. NV	7,651,161
46,044	Finmeccanica SpA	547,398
108,817	Meggitt plc	704,458
6,873	MTU Aero Engines AG	1,229,129
216,138	Rolls-Royce Holdings plc	2,459,378
44,097	Safran SA	4,533,913
219,800	Singapore Technologies Engineering, Ltd.	535,032
13,567	Thales SA	1,459,779
26,082	Zodiac Aerospace	780,080

		24,598,848

Air Freight & Logistics (0.3%):
120,019	Bollore, Inc.	651,889
128,742	Deutsche Post AG	6,115,128
110,220	Royal Mail plc	673,391
44,600	Yamato Holdings Co., Ltd.	897,996

		8,338,404

Airlines (0.2%):
15,800	All Nippon Airways Co., Ltd.	659,493
29,257	Deutsche Lufthansa AG, Registered Shares	1,075,361
24,129	easyJet plc	476,864
82,030	International Consolidated Airlines Group SA	711,124
17,070	Japan Airlines Co., Ltd.	668,037
82,900	Singapore Airlines, Ltd.	660,495

		4,251,374

Auto Components (1.3%):
24,000	Aisin Sieki Co., Ltd.	1,348,715
87,100	Bridgestone Corp.	4,051,213
22,244	Compagnie Generale des Establissements Michelin SCA, Class B	3,185,936
14,699	Continental AG	3,967,877
62,600	Denso Corp.	3,758,885
10,035	Faurecia	782,449
209,554	GKN plc	899,630
13,700	Koito Manufacturing Co., Ltd.	963,470
98,000	Minth Group, Ltd.	589,756
19,700	NGK Spark Plug Co., Ltd.	479,115
12,900	NOK Corp.	300,502
16,266	Nokian Renkaat OYJ	736,672
23,550	Schaeffler AG	415,664
18,000	Stanley Electric Co., Ltd.	731,168
97,700	Sumitomo Electric Industries, Ltd.	1,648,834
24,700	Sumitomo Rubber Industries, Ltd.	458,976
7,200	Toyoda Gosei Co., Ltd.	182,591
22,500	Toyota Industries Corp.	1,446,455
32,347	Valeo SA	2,410,266
14,700	Yokohama Rubber Co., Ltd. (The)	360,674

		28,718,848

Shares		Fair Value
Common Stocks, continued
Automobiles (3.4%):
43,530	Bayerische Motoren Werke AG (BMW)	$4,521,019
127,228	Daimler AG, Registered Shares	10,801,932
15,846	Ferrari NV	1,661,967
144,895	Fiat Chrysler Automobiles NV	2,583,250
78,900	Fuji Heavy Industries, Ltd.	2,498,373
225,300	Honda Motor Co., Ltd.	7,725,553
74,700	Isuzu Motors, Ltd.	1,249,369
70,600	Mazda Motor Corp.	947,444
91,600	Mitsubishi Motors Corp.	662,028
309,200	Nissan Motor Co., Ltd.	3,084,025
77,738	PSA Peugeot Citroen SA	1,578,942
25,407	Renault SA	2,553,289
44,800	Suzuki Motor Corp.	2,595,166
344,666	Toyota Motor Corp.	22,073,886
4,529	Volkswagen AG	916,839
36,300	Yamaha Motor Co., Ltd.	1,188,791

		66,641,873

Banks (12.9%):
55,911	ABN AMRO Group NV	1,798,891
107,633	AIB Group plc	710,202
13,500	Aozora Bank, Ltd.	525,613
389,042	Australia & New Zealand Banking Group, Ltd.	8,688,112
883,964	Banco Bilbao Vizcaya Argentaria SA	7,523,746
695,793	Banco de Sabadell SA	1,376,888
2,135,113	Banco Santander SA	13,998,980
150,505	Bank Hapoalim BM	1,107,832
186,368	Bank Leumi Le-Israel Corp.	1,124,096
153,800	Bank of East Asia, Ltd. (The)	665,518
129,220	Bank of Ireland Group plc*	1,099,110
8,400	Bank of Kyoto, Ltd. (The)	437,038
51,449	Bank of Queensland, Ltd.	509,486
135,076	Bankia SA	644,648
80,402	Bankinter SA	760,933
2,232,995	Barclays plc	6,087,348
60,506	Bendigo & Adelaide Bank, Ltd.	549,689
148,572	BNP Paribas SA	11,078,233
488,500	BOC Hong Kong Holdings, Ltd.	2,470,872
96,000	Chiba Bank, Ltd. (The)	799,622
43,503	Chuo Mitsui Trust Holdings, Inc.	1,727,881
141,232	Commerzbank AG*	2,118,115
227,555	Commonwealth Bank of Australia	14,219,375
167,400	Concordia Financial Group, Ltd.	1,010,848
151,209	Credit Agricole SA	2,497,625
472,082	Criteria Caixacorp SA	2,195,529
99,947	Danske Bank A/S	3,886,319
241,800	DBS Group Holdings, Ltd.	4,478,285
127,278	DnB NOR ASA	2,354,119
40,047	Erste Group Bank AG	1,726,818
104,000	Fukuoka Financial Group, Inc.	584,580
44,800	Hachijuni Bank, Ltd. (The)	255,943
98,200	Hang Seng Bank, Ltd.	2,434,870
2,641,026	HSBC Holdings plc	27,231,826

Continued

4

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Banks, continued
507,100	ING Groep NV	$9,329,904
128,007	Intesa Sanpaolo	408,138
1,772,236	Intesa Sanpaolo SpA	5,876,966
52,500	Japan Post Bank Co., Ltd.	681,785
33,035	KBC Groep NV	2,814,197
52,200	Kyushu Financial Group, Inc.	315,544
9,467,267	Lloyds Banking Group plc	8,667,481
132,460	Mebuki Financial Group, Inc.	561,042
79,154	Mediobanca SpA	896,354
1,576,000	Mitsubishi UFJ Financial Group, Inc.	11,565,278
15,515	Mizrahi Tefahot Bank, Ltd.	286,280
3,167,039	Mizuho Financial Group, Inc.	5,753,414
355,798	National Australia Bank, Ltd.	8,183,200
114,848	Natixis	908,434
398,198	Nordea Bank AB	4,821,030
423,099	Oversea-Chinese Banking Corp., Ltd.	3,910,022
20,053	Raiffeisen International Bank-Holding AG*	726,048
275,087	Resona Holdings, Inc.	1,644,176
472,082	Royal Bank of Scotland Group plc*	1,760,455
83,400	Seven Bank, Ltd.	285,826
20,000	Shinsei Bank, Ltd.	344,481
70,000	Shizuoka Bank, Ltd. (The)	723,501
195,916	Skandinaviska Enskilda Banken AB, Class A	2,296,000
101,145	Societe Generale	5,214,160
431,134	Standard Chartered plc*	4,536,119
176,769	Sumitomo Mitsui Financial Group, Inc.	7,635,667
24,500	Suruga Bank, Ltd.	524,082
199,348	Svenska Handelsbanken AB, Class A	2,722,233
118,282	Swedbank AB, Class A	2,848,670
264,765	Unicredit SpA*	4,931,780
177,273	United Overseas Bank, Ltd.	3,498,039
447,927	Westpac Banking Corp.	10,930,810
29,000	Yamaguchi Financial Group, Inc.	344,765

		244,624,871

Beverages (2.3%):
100,538	Anheuser-Busch InBev NV	11,212,921
49,300	Asahi Breweries, Ltd.	2,444,569
14,284	Carlsberg A/S, Class B	1,711,216
79,912	Coca-Cola Amatil, Ltd.	529,922
17,000	Coca-Cola Bottlers Japan Holdings, Inc.	620,983
28,271	Coca-Cola European Partners plc	1,125,962
23,561	Coca-Cola HBC AG	766,225
76,768	Davide Campari — Milano SpA	593,407
332,942	Diageo plc	12,182,790
15,495	Heineken Holding NV	1,530,674
34,854	Heineken NV	3,632,540
113,400	Kirin Holdings Co., Ltd.	2,853,511
27,821	Pernod Ricard SA	4,403,266
2,993	Remy Cointreau SA	414,626
19,600	Suntory Beverage & Food, Ltd.	871,732
93,277	Treasury Wine Estates, Ltd.	1,159,968

		46,054,312

Shares		Fair Value
Common Stocks, continued
Biotechnology (0.8%):
59,807	CSL, Ltd.	$6,581,165
7,589	Genmab A/S*	1,258,681
38,394	Grifols SA	1,122,536
119,588	Shire plc	6,201,644

		15,164,026

Building Products (0.8%):
27,900	Asahi Glass Co., Ltd.	1,206,914
133,312	Assa Abloy AB, Class B	2,767,324
66,898	Compagnie de Saint-Gobain SA	3,681,330
32,500	Daikin Industries, Ltd.	3,848,262
4,768	Geberit AG, Registered Shares	2,098,517
37,500	Lixil Group Corp.	1,013,992
17,300	TOTO, Ltd.	1,020,051

		15,636,390

Capital Markets (2.4%):
128,681	3i Group plc	1,585,868
7,990	Amundi SA	676,302
24,990	ASX, Ltd.	1,068,501
322,099	Credit Suisse Group AG	5,734,930
206,300	Daiwa Securities Group, Inc.	1,294,850
273,650	Deutsche Bank AG, Registered Shares	5,192,498
24,833	Deutsche Boerse AG	2,878,147
34,429	Hargreaves Lansdown plc	837,335
154,693	Hong Kong Exchanges & Clearing, Ltd.	4,725,110
94,172	Investec plc	677,543
71,600	Japan Exchange Group, Inc.	1,240,562
28,908	Julius Baer Group, Ltd.	1,767,802
540,000	Kingston Financial Group, Ltd.	517,319
40,081	London Stock Exchange Group plc	2,051,819
42,505	Macquarie Group, Ltd.	3,294,748
474,100	Nomura Holdings, Inc.	2,799,912
2,156	Partners Group Holding AG	1,477,748
24,390	SBI Holdings, Inc.	509,197
17,609	Schroders plc	832,777
110,300	Singapore Exchange, Ltd.	612,477
478,418	UBS Group AG	8,792,809

		48,568,254

Chemicals (3.8%):
56,445	Air Liquide SA	7,098,284
21,500	Air Water, Inc.	452,073
33,939	AkzoNobel NV	2,968,263
9,324	Arkema SA	1,132,910
161,600	Asahi Kasei Corp.	2,082,013
121,045	BASF SE	13,282,478
12,328	Christian Hansen Holding A/S	1,156,415
30,712	Clariant AG	857,801
16,059	Covestro AG	1,651,022
15,955	Croda International plc	952,531
37,400	Daicel Chemical Industries, Ltd.	425,665
1,142	EMS-Chemie Holding AG	762,348
22,095	Evonik Industries AG	828,828

Continued

5

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
5,394	Frutarom Industries, Ltd.	$506,983
9,840	Fuchs Petrolub AG	520,333
1,211	Givaudan SA, Registered Shares	2,794,016
15,500	Hitachi Chemical Co., Ltd.	398,307
237,562	Incitec Pivot, Ltd.	722,181
75,847	Israel Chemicals, Ltd.	307,648
24,735	Johnson Matthey plc	1,022,499
26,100	JSR Corp.	514,040
26,950	K+S AG, Registered Shares^	671,138
42,000	Kaneka Corp.	383,762
26,300	Kansai Paint Co., Ltd.	683,006
24,365	Koninklijke DSM NV	2,322,310
45,400	Kuraray Co., Ltd.	857,032
11,649	Lanxess AG	926,125
24,376	Linde AG*	5,701,744
191,600	Mitsubishi Chemical Holdings Corp.	2,103,735
22,800	Mitsubishi Gas Chemical Co., Inc.	656,012
26,000	Mitsui Chemicals, Inc.	836,912
22,400	Nippon Paint Holdings Co., Ltd.	706,073
13,800	Nissan Chemical Industries, Ltd.	550,013
21,100	Nitto Denko Corp.	1,875,715
29,510	Novozymes A/S, Class B	1,686,182
52,317	Orica, Ltd.	738,135
51,000	Shin-Etsu Chemical Co., Ltd.	5,173,354
273	Sika AG, Class B	2,164,570
10,040	Solvay SA	1,394,078
204,000	Sumitomo Chemical Co., Ltd.	1,467,293
16,118	Symrise AG	1,381,733
18,300	Taiyo Nippon Sanso Corp.	255,828
25,200	Teijin, Ltd.	561,645
188,300	Toray Industries, Inc.	1,776,330
39,500	Tosoh Corp.	895,911
26,138	Umicore SA	1,234,985
22,846	Yara International ASA	1,046,047

		78,486,306

Commercial Services & Supplies (0.5%):
34,240	Babcock International Group plc^	324,487
209,282	Brambles, Ltd.	1,640,311
34,000	Dai Nippon Printing Co., Ltd.	758,674
30,200	Edenred	874,802
215,567	G4S plc	774,788
20,973	ISS A/S	809,189
13,800	Park24 Co., Ltd.	330,202
27,100	SECOM Co., Ltd.	2,046,935
42,984	Securitas AB, Class B	749,207
3,751	Societe BIC SA	412,415
9,500	Sohgo Security Services Co., Ltd.	516,541
72,000	Toppan Printing Co., Ltd.	650,693

		9,888,244

Communications Equipment (0.3%):
776,603	Nokia OYJ	3,626,940
394,259	Telefonaktiebolaget LM Ericsson, Class B	2,585,451

		6,212,391

Shares		Fair Value
Common Stocks, continued
Construction & Engineering (0.8%):
33,616	ACS Actividades de Construccion y Servicios SA	$1,315,099
27,320	Bouygues SA	1,419,062
11,842	Cimic Group, Ltd.	474,779
9,424	Eiffage SA	1,032,464
65,283	Ferrovial SA	1,479,463
2,435	Hochtief AG	429,108
27,400	JGC Corp.	529,289
123,000	Kajima Corp.	1,182,289
12,467	Koninklijke Boskalis Westminster NV	469,859
83,300	Obayashi Corp.	1,007,445
76,000	Shimizu Corp.	784,337
44,956	Skanska AB, Class B	930,223
28,000	TAISEI Corp.	1,392,910
66,441	Vinci SA	6,777,945

		19,224,272

Construction Materials (0.4%):
151,866	Boral, Ltd.	920,229
110,552	CRH plc	3,976,652
95,267	Fletcher Building, Ltd.	512,681
19,776	HeidelbergCement AG	2,140,531
5,203	Imerys SA	490,080
53,069	James Hardie Industries SE	934,030
59,860	LafargeHolcim, Ltd., Registered Shares	3,373,491
16,500	Taiheiyo Cement Corp.	712,654

		13,060,348

Consumer Finance (0.0%):
53,700	ACOM Co., Ltd.*^	226,463
13,000	Aeon Credit Service Co., Ltd.	301,941
21,100	Credit Saison Co., Ltd.	384,083

		912,487

Containers & Packaging (0.1%):
158,983	Amcor, Ltd.	1,909,896
23,200	Toyo Seikan Kaisha, Ltd.	372,257

		2,282,153

Distributors (0.0%):
13,588	Jardine Cycle & Carriage, Ltd.	413,086

Diversified Consumer Services (0.0%):
9,400	Benesse Holdings, Inc.	330,105

Diversified Financial Services (0.8%):
368,762	AMP, Ltd.	1,489,676
79,769	Challenger, Ltd.	871,154
6,127	Eurazeo Se	565,072
12,905	EXOR NV	790,897
239,081	First Pacific Co., Ltd.	162,449
10,102	Groupe Bruxelles Lambert SA	1,089,338
22,562	Industrivarden AB, Class C	555,793
59,788	Investor AB, Class B	2,720,055
32,165	Kinnevik AB	1,085,188
5,351	L E Lundbergforetagen AB	399,721
68,700	Mitsubishi UFJ Lease & Finance Co., Ltd.	409,317

Continued

6

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Diversified Financial Services, continued
173,700	ORIX Corp.	$2,937,362
5,211	Pargesa Holding SA	451,571
3,885	Wendel	672,960

		14,200,553

Diversified Telecommunication Services (2.4%):
17,673	Belgacom SA	580,001
272,655	Bezeq Israeli Telecommunication Corp., Ltd. (The)	412,740
1,106,862	BT Group plc	4,051,929
440,546	Deutsche Telekom AG, Registered Shares	7,811,960
19,741	Elisa OYJ	773,814
262,321	France Telecom SA	4,551,464
527,525	HKT Trust & HKT, Ltd.	672,739
3,341	Iliad SA	800,521
441,597	Koninklijke (Royal) KPN NV	1,540,424
91,052	Nippon Telegraph & Telephone Corp.	4,285,074
617,000	PCCW, Ltd.	358,301
1,069,400	Singapore Telecommunications, Ltd.	2,855,126
3,469	Swisscom AG, Registered Shares	1,844,435
91,869	TDC A/S	564,621
232,354	Telecom Corp. of New Zealand, Ltd.	597,431
828,154	Telecom Italia SpA	591,451
1,565,252	Telecom Italia SpA*	1,351,060
102,334	Telefonica Deutschland Holding AG	513,838
596,433	Telefonica SA	5,806,536
100,585	Telenor ASA	2,155,307
345,906	Telia Co AB	1,540,263
526,157	Telstra Corp., Ltd.	1,489,150
45,014	TPG Telecom, Ltd.^	230,613

		45,378,798

Electric Utilities (1.6%):
262,481	AusNet Services	370,055
88,500	Chubu Electric Power Co., Inc.	1,099,281
39,200	Chugoku Electric Power Co., Inc. (The)	420,851
78,570	CK Infrastructure Holdings, Ltd.	674,515
211,500	CLP Holdings, Ltd.	2,164,417
326,926	EDP — Energias de Portugal SA	1,131,483
74,288	Electricite de France	926,615
44,867	Endesa SA^	959,693
1,075,034	Enel SpA	6,606,999
56,341	Fortum OYJ	1,115,156
370,000	HK Electric Investments, Ltd.^	338,603
174,000	Hongkong Electric Holdings, Ltd.	1,468,479
748,542	Iberdrola SA	5,791,995
96,700	Kansai Electric Power Co., Inc. (The)	1,183,620
60,100	Kyushu Electric Power Co., Inc.	629,629
112,573	Mighty River Power, Ltd.	268,216
25,004	Orsted A/S	1,362,499
58,234	Red Electrica Corporacion SA	1,305,629
131,003	Scottish & Southern Energy plc	2,333,332
175,152	Terna SpA	1,016,963
53,700	Tohoku Electric Power Co., Inc.	686,986
179,400	Tokyo Electric Power Co., Inc. (The)*	710,374

		32,565,390

Shares		Fair Value
Common Stocks, continued
Electrical Equipment (1.4%):
243,591	ABB, Ltd.	$6,515,882
81,000	Fuji Electric Holdings Co., Ltd.	609,374
34,580	Legrand SA	2,658,254
7,200	Mabuchi Motor Co., Ltd.	388,729
250,500	Mitsubishi Electric Corp.	4,162,803
31,300	Nidec Corp.	4,394,278
13,146	OSRAM Licht AG	1,176,862
27,217	Prysmian SpA	887,671
73,738	Schneider Electric SA	6,253,040
28,762	Siemens Gamesa Renewable Energy^	393,800
28,894	Vestas Wind Systems A/S	1,980,962

		29,421,655

Electronic Equipment, Instruments & Components (1.5%):
26,300	ALPS Electric Co., Ltd.	748,546
20,100	Hamamatsu Photonics K.K.	673,442
34,450	Hexagon AB, Class B	1,723,578
4,395	Hirose Electric Co., Ltd.	642,685
9,900	Hitachi High-Technologies Corp.	417,574
635,100	Hitachi, Ltd.	4,941,160
7,914	Ingenico Group	844,381
12,740	Keyence Corp.	7,114,526
41,700	Kyocera Corp.	2,725,081
25,600	Murata Manufacturing Co., Ltd.	3,422,011
9,000	Nippon Electric Glass Co., Ltd.	343,626
24,800	Omron Corp.	1,477,333
32,000	Shimadzu Corp.	726,694
17,400	TDK Corp.	1,389,067
33,200	Yaskawa Electric Corp.	1,450,898
30,900	Yokogawa Electric Corp.	590,785

		29,231,387

Energy Equipment & Services (0.0%):
90,882	John Wood Group plc	794,196
57,915	Tenaris SA	914,092

		1,708,288

Equity Real Estate Investment Trusts (1.4%):
346,582	Ascendas Real Estate Investment Trust	704,828
122,411	British Land Co. plc	1,141,863
346,418	CapitaLand Commercial Trust	499,837
346,100	CapitaMall Trust	551,036
180	Daiwahouse Residential Investment Corp.	427,645
136,646	Dexus Property Group	1,037,532
4,798	Fonciere des Regions SA	543,568
5,867	Gecina SA	1,082,339
247,193	GPT Group(a)	983,866
111,293	Hammerson plc	821,324
4,198	ICADE	412,559
110	Japan Prime Realty Investment Corp.	349,555
166	Japan Real Estate Investment Corp.	788,271
360	Japan Retail Fund Investment Corp.	660,008
29,085	Klepierre	1,278,855
97,657	Land Securities Group plc	1,324,184

Continued

7

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
287,500	Link REIT (The)	$2,664,225
245,601	Macquarie Goodman Group	1,609,632
470,481	Mirvac Group	859,987
183	Nippon Building Fund, Inc.	895,439
208	Nippon Prologis REIT, Inc.	439,791
496	Nomura Real Estate Master Fund, Inc.	615,913
713,112	Scentre Group	2,326,727
127,104	SERGO plc	1,006,512
298,358	Stockland Trust Group	1,043,384
327,800	Suntec REIT	526,336
13,087	Unibail-Rodamco SE	3,296,560
427	United Urban Investment Corp.	614,089
428,169	Vicinity Centres^	909,542
267,442	Westfield Corp.	1,981,435

		31,396,842

Food & Staples Retailing (1.3%):
82,700	Aeon Co., Ltd.	1,396,832
78,162	Carrefour SA	1,691,321
8,093	Casino Guichard-Perrachon SA	490,076
7,927	Colruyt SA	412,294
11,300	FamilyMart Co., Ltd.	791,456
7,954	ICA Gruppen AB	288,729
228,855	J Sainsbury plc	744,906
32,776	Jeronimo Martins SGPS SA	636,440
169,356	Koninklijke Ahold Delhaize NV	3,716,537
6,600	LAWSON, Inc.	438,419
22,671	METRO AG*^	452,762
98,400	Seven & I Holdings Co., Ltd.	4,087,551
10,600	Sundrug Co., Ltd.	493,114
1,056,218	Tesco plc	2,982,108
4,900	Tsuruha Holdings, Inc.	664,476
149,440	Wesfarmers, Ltd.	5,174,334
304,579	William Morrison Supermarkets plc^	903,767
173,160	Woolworths, Ltd.^	3,684,982

		29,050,104

Food Products (3.1%):
69,200	Ajinomoto Co., Inc.	1,304,215
47,593	Associated British Foods plc	1,808,970
318	Barry Callebaut AG, Registered Shares	662,676
11,500	Calbee, Inc.^	374,186
14	Chocoladefabriken Lindt & Spruengli AG, Registered Shares	1,012,552
79,787	Danone SA	6,688,329
731,782	Golden Agri-Resources, Ltd.	202,356
20,950	Kerry Group plc, Class A	2,349,208
18,300	Kikkoman Corp.	739,998
129	Lindt & Spruengli AG	787,826
54,039	Marine Harvest	915,090
16,152	Meiji Holdings Co., Ltd.	1,372,784
409,729	Nestle SA, Registered Shares	35,217,921
23,000	Nippon Meat Packers, Inc.	558,990
27,945	Nisshin Seifun Group, Inc.	563,392

Shares		Fair Value
Common Stocks, continued
Food Products, continued
7,900	Nissin Foods Holdings Co., Ltd.	$576,076
98,786	Orkla ASA, Class A	1,047,568
11,700	Toyo Suisan Kaisha, Ltd.	499,009
1,106,388	WH Group, Ltd.	1,247,156
213,300	Wilmar International, Ltd.	491,889
12,200	Yakult Honsha Co., Ltd.	919,937
18,000	Yamazaki Baking Co., Ltd.	350,368

		59,690,496

Gas Utilities (0.3%):
144,533	APA Group	937,816
49,495	Gas Natural SDG SA	1,141,871
1,130,023	Hong Kong & China Gas Co., Ltd.	2,215,128
46,000	Osaka Gas Co., Ltd.	885,433
10,600	Toho Gas Co., Ltd.	290,538
51,600	Tokyo Gas Co., Ltd.	1,178,524

		6,649,310

Health Care Equipment & Supplies (1.0%):
5,476	bioMerieux	490,592
7,060	Cochlear, Ltd.	942,341
15,676	Coloplast A/S, Class B	1,243,284
158,619	Convatec Group plc	438,280
11,400	Cyberdyne, Inc.*	196,453
27,347	Essilor International SA Compagnie Generale d’Optique	3,770,559
75,419	Fisher & Paykel Healthcare Corp., Ltd.	764,586
32,206	Getinge AB, Class B	465,512
50,900	HOYA Corp.	2,543,704
36,900	Olympus Co., Ltd.	1,413,018
117,368	Smith & Nephew plc	2,030,475
7,090	Sonova Holding AG, Registered Shares	1,107,254
1,291	Straumann Holding AG, Registered Shares	911,468
21,500	Sysmex Corp.	1,693,195
43,300	Terumo Corp.	2,046,233
17,288	William Demant Holding A/S*^	481,352

		20,538,306

Health Care Providers & Services (0.6%):
46,897	Al Noor Hospitals Group plc	409,364
24,800	Alfresa Holdings Corp.	582,147
28,989	Fresenius Medical Care AG & Co., KGaA	3,052,840
54,491	Fresenius SE & Co. KGaA	4,242,161
227,520	Healthscope, Ltd.	372,237
24,400	Medipal Holdings Corp.	477,905
17,336	Ramsay Health Care, Ltd.	946,734
56,623	Ryman Healthcare, Ltd.	424,562
47,400	Sonic Healthcare, Ltd.	843,825
8,570	Suzuken Co., Ltd.	352,678

		11,704,453

Health Care Technology (0.0%):
27,400	M3, Inc.	959,360

Continued

8

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure (1.6%):
24,215	Accor SA	$1,248,027
70,739	Aristocrat Leisure, Ltd.	1,303,299
25,316	Carnival plc	1,664,229
207,722	Compass Group plc	4,490,702
51,862	Crown, Ltd.	526,418
8,337	Domino’s Pizza Enterprises, Ltd.^	303,631
6,425	Flight Centre, Ltd.^	221,535
311,000	Galaxy Entertainment Group, Ltd.	2,486,972
755,757	Genting Singapore plc	738,701
23,857	Intercontinental Hotels Group plc	1,517,167
9,029	McDonald’s Holdings Co., Ltd.^	397,168
33,825	Melco Resorts & Entertainment, Ltd., ADR	982,278
99,934	Merlin Entertainments plc	488,425
133,873	MGM China Holdings, Ltd.^	404,960
29,000	Oriental Land Co., Ltd.	2,644,160
11,216	Paddy Power plc	1,330,443
309,532	Sands China, Ltd.	1,593,173
169,333	Shangri-La Asia, Ltd.	382,799
220,987	SJM Holdings, Ltd.	197,418
12,073	Sodexo SA	1,620,795
253,768	Tabcorp Holdings, Ltd.^	1,103,573
59,644	TUI AG	1,234,718
25,150	Whitbread plc	1,357,986
223,600	Wynn Macau, Ltd.	704,500

		28,943,077

Household Durables (1.2%):
126,196	Barratt Developments plc	1,102,621
16,009	Berkeley Group Holdings plc (The)	906,354
24,800	Casio Computer Co., Ltd.	356,924
31,179	Electrolux AB, Series B	1,003,151
58,809	Husqvarna AB, Class B	559,393
21,200	Iida Group Holdings Co., Ltd.	399,509
41,300	Nikon Corp.	831,081
289,500	Panasonic Corp.	4,240,143
40,483	Persimmon plc	1,494,695
4,700	Rinnai Corp.	425,591
3,179	SEB SA	588,930
52,600	Sekisui Chemical Co., Ltd.	1,054,878
77,000	Sekisui House, Ltd.	1,389,662
19,900	Sharp Corp.*	679,563
166,400	Sony Corp.	7,475,520
425,451	Taylor Wimpey plc	1,184,948
176,500	Techtronic Industries Co., Ltd.	1,150,434

		24,843,397

Household Products (0.7%):
78,303	Essity AB, Class B*	2,218,298
13,853	Henkel AG & Co. KGaA	1,662,850
29,300	Lion Corp.	553,205
88,723	Reckitt Benckiser Group plc	8,285,946
49,700	Unicharm Corp.	1,292,120

		14,012,419

Shares		Fair Value
Common Stocks, continued
Independent Power & Renewable Electricity Producers (0.0%):
19,600	Electric Power Development Co., Ltd.	$528,239
125,095	Meridian Energy, Ltd.	258,909
26,604	Uniper SE	829,754

		1,616,902

Industrial Conglomerates (1.9%):
351,744	CK Hutchison Holdings, Ltd.	4,416,281
11,687	DCC plc	1,177,380
29,000	Jardine Matheson Holdings, Ltd.	1,760,730
27,600	Jardine Strategic Holdings, Ltd.	1,092,488
13,800	Keihan Electric Railway Co., Ltd.	405,828
186,300	Keppel Corp., Ltd.	1,020,628
121,922	Koninklijke Philips Electronics NV	4,611,916
215,834	NWS Holdings, Ltd.	388,884
24,400	Seibu Holdings, Inc.	461,007
137,200	SembCorp Industries, Ltd.	310,308
101,115	Siemens AG, Registered Shares	14,027,891
54,285	Smiths Group plc	1,085,772
862,000	Toshiba Corp.*^	2,423,391

		33,182,504

Insurance (5.5%):
26,944	Admiral Group plc	726,460
220,145	AEGON NV	1,402,871
25,387	Ageas NV	1,239,142
1,596,000	AIA Group, Ltd.	13,611,632
58,832	Allianz SE, Registered Shares+	13,471,678
163,654	Assicurazioni Generali SpA	2,979,191
525,692	Aviva plc	3,591,909
255,165	AXA SA	7,561,769
6,191	Baloise Holding AG, Registered Shares	963,774
23,730	CNP Assurances SA	547,491
139,200	Dai-ichi Life Insurance Co., Ltd.	2,872,475
165,692	Direct Line Insurance Group plc	853,723
28,271	Gjensidige Forsikring ASA	533,355
7,419	Hannover Rueck SE	930,796
325,001	Insurance Australia Group, Ltd.	1,832,192
211,600	Japan Post Holdings Co., Ltd.	2,425,650
788,993	Legal & General Group plc	2,903,729
150,399	MAPFRE SA	482,118
334,223	Medibank Private, Ltd.	856,943
61,111	MS&AD Insurance Group Holdings, Inc.	2,069,496
20,676	Muenchener Rueckversicherungs-Gesellschaft AG	4,481,800
46,725	NKSJ Holdings, Inc.	1,801,669
40,826	NN Group NV	1,765,061
663,010	Old Mutual plc	2,073,111
73,563	Poste Italiane SpA	553,753
339,563	Prudential plc	8,728,548
185,809	QBE Insurance Group, Ltd.	1,546,002
132,507	RSA Insurance Group plc	1,128,907
59,530	Sampo OYJ, Class A	3,269,904
23,362	SCOR SA	939,855
24,300	Sony Financial Holdings, Inc.	430,662

Continued

9

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Insurance, continued
72,413	St. James Place plc	$1,196,732
351,863	Standard Life plc	2,072,537
172,822	Suncorp-Metway, Ltd.	1,863,573
4,246	Swiss Life Holding AG, Registered Shares	1,503,185
41,570	Swiss Re AG	3,892,233
67,436	T&D Holdings, Inc.	1,153,857
89,800	Tokio Marine Holdings, Inc.	4,099,144
15,770	Tryg A/S	393,211
128,309	UnipolSai SpA^	299,174
20,130	Zurich Insurance Group AG	6,123,671

		111,172,983

Internet & Direct Marketing Retail (0.1%):
122,800	Rakuten, Inc.	1,123,174
25,000	Start Today Co., Ltd.	760,377
15,073	Zalando SE*^	794,119

		2,677,670

Internet Software & Services (0.2%):
138,014	Auto Trader Group plc	655,019
14,900	DeNA Co., Ltd.	307,308
21,100	Kakaku.com, Inc.	356,887
5,200	mixi, Inc.	233,605
15,977	United Internet AG, Registered Shares	1,098,807
201,200	Yahoo! Japan Corp.	922,784

		3,574,410

IT Services (0.8%):
57,290	Amadeus IT Holding SA	4,123,039
12,460	Atos Origin SA	1,813,466
21,026	Capgemini SA	2,487,961
61,335	Computershare, Ltd.	779,395
266,000	Fujitsu, Ltd.	1,885,685
18,546	Nomura Research Institute, Ltd.	861,575
86,600	NTT Data Corp.	1,027,903
8,700	OBIC Co., Ltd.	639,625
5,600	Otsuka Corp.	429,032
15,516	Wirecard AG	1,732,069
274,549	Worldpay Group plc	1,573,177

		17,352,927

Leisure Products (0.2%):
24,200	Namco Bandai Holdings, Inc.	791,753
6,300	Sankyo Co., Ltd.	198,145
23,800	Sega Sammy Holdings, Inc.	294,931
9,900	Shimano, Inc.	1,393,120
23,700	Yamaha Corp.	869,397

		3,547,346

Life Sciences Tools & Services (0.1%):
1,543	Eurofins Scientific SE	939,383
9,969	Lonza Group AG, Registered Shares	2,693,660
26,233	Qiagen NV*	819,054

		4,452,097

Shares		Fair Value
Common Stocks, continued
Machinery (2.8%):
36,984	Alfa Laval AB	$872,362
20,025	Alstom SA	831,023
44,900	AMADA Co., Ltd.	610,562
9,566	Andritz AG^	540,109
88,932	Atlas Copco AB, Class A	3,831,726
51,578	Atlas Copco AB, Class B	1,973,459
135,228	CNH Industrial NV	1,807,631
13,100	Daifuku Co., Ltd.	712,773
25,200	FANUC Corp.	6,055,324
23,705	GEA Group AG	1,136,494
37,000	Hino Motors, Ltd.	480,028
14,800	Hitachi Construction Machinery Co., Ltd.	536,922
7,000	Hoshizaki Electric Co., Ltd.	618,100
20,900	IHI Corp.	695,811
38,298	IMI plc	685,430
29,900	JTEKT Corp.	514,021
20,000	Kawasaki Heavy Industries, Ltd.	701,097
9,653	Kion Group AG	832,726
120,600	Komatsu, Ltd.	4,369,127
44,947	Kone OYJ, Class B	2,411,617
136,400	Kubota Corp.	2,671,301
10,400	Kurita Water Industries, Ltd.	337,915
30,800	Makita Corp.	1,289,708
4,681	MAN AG	535,947
15,935	Metso Corp. OYJ	543,534
53,100	Minebea Co., Ltd.	1,114,293
41,300	Mitsubishi Heavy Industries, Ltd.	1,542,102
15,200	Nabtesco Corp.	583,094
37,300	NGK Insulators, Ltd.	703,430
50,700	NSK, Ltd.	798,659
145,430	Sandvik AB	2,543,039
5,125	Schindler Holding AG	1,179,744
2,833	Schindler Holding AG, Registered Shares	641,090
51,092	SKF AB, Class B	1,133,373
7,600	SMC Corp.	3,129,985
16,000	Sumitomo Heavy Industries, Ltd.	677,819
15,100	THK Co., Ltd.	565,683
204,149	Volvo AB, Class B	3,799,924
19,324	Wartsila Corp. OYJ, Class B	1,217,599
27,770	Weir Group plc (The)	792,880
321,450	Yangzijiang Shipbuilding Holdings, Ltd.	353,372

		56,370,833

Marine (0.3%):
510	A.P. Moeller — Maersk A/S, Class A	850,094
839	A.P. Moeller — Maersk A/S, Class B	1,462,358
7,085	Kuehne & Nagel International AG, Registered Shares	1,252,409
16,600	Mitsui O.S.K. Lines, Ltd.	554,275
22,000	Nippon Yusen Kabushiki Kaisha*	536,219

		4,655,355

Continued

10

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Media (1.0%):
65,114	Altice NV, Class A*^	$681,077
6,418	Axel Springer AG	500,014
27,877	Dentsu, Inc.	1,176,344
23,455	Eutelsat Communications SA	541,484
30,100	Hakuhodo DY Holdings, Inc.	391,610
475,946	ITV plc	1,059,441
11,326	JCDecaux SA	456,332
16,468	Lagardere SCA	527,518
115,987	Pearson plc	1,149,468
29,053	ProSiebenSat.1 Media AG	1,000,189
26,100	Publicis Groupe SA	1,772,928
6,156	REA Group, Ltd.	367,465
5,481	RTL Group	440,126
13,208	Schibsted ASA, Class B	350,474
50,007	SES Global, Class A	779,157
126,768	Singapore Press Holdings, Ltd.	250,915
138,234	Sky plc*	1,884,602
7,593	Telenet Group Holding NV*	528,563
15,100	Toho Co., Ltd.	523,093
134,899	Vivendi Universal SA	3,626,996
170,596	WPP plc	3,091,050

		21,098,846

Metals & Mining (3.4%):
345,631	Alumina, Ltd.	654,316
175,431	Anglo American plc^	3,665,827
50,760	Antofagasta plc	688,060
85,336	ArcelorMittal*	2,763,285
277,640	BHP Billiton plc	5,681,842
420,782	BHP Billiton, Ltd.	9,683,782
77,572	BlueScope Steel, Ltd.	929,421
37,546	Boliden AB	1,279,442
213,723	Fortescue Metals Group, Ltd.	811,980
28,344	Fresnillo plc	547,131
1,618,375	Glencore International plc	8,513,110
29,800	Hitachi Metals, Ltd.	426,093
68,500	JFE Holdings, Inc.	1,646,024
45,500	Kobe Steel, Ltd.^	422,169
7,500	Maruichi Steel Tube, Ltd.	219,474
15,800	Mitsubishi Materials Corp.	562,583
102,099	Newcrest Mining, Ltd.	1,813,719
98,548	Nippon Steel Corp.	2,529,812
176,799	Norsk Hydro ASA	1,337,123
12,287	Randgold Resources, Ltd.	1,218,713
163,839	Rio Tinto plc	8,645,298
57,208	Rio Tinto, Ltd.	3,375,534
664,616	South32, Ltd.	1,806,655
31,200	Sumitomo Metal & Mining Co., Ltd.	1,431,582
58,605	ThyssenKrupp AG	1,701,563
14,170	Voestalpine AG	846,847

		63,201,385

Shares		Fair Value
Common Stocks, continued
Multiline Retail (0.3%):
15,100	Don Quijote Co., Ltd.	$789,492
80,935	Harvey Norman Holdings, Ltd.^	262,767
44,800	Isetan Mitsukoshi Holdings, Ltd.	553,795
32,600	J. Front Retailing Co., Ltd.	613,365
206,470	Marks & Spencer Group plc	875,489
23,900	MARUI GROUP Co., Ltd.	436,749
19,494	Next plc	1,193,363
3,300	Ryohin Keikaku Co., Ltd.	1,027,609
45,000	Takashimaya Co., Ltd.	473,294

		6,225,923

Multi-Utilities (1.0%):
86,095	AGL Energy, Ltd.	1,633,570
730,143	Centrica plc	1,351,643
290,888	E.ON AG	3,153,619
241,415	Engie Group	4,147,337
16,058	Innogy Se	625,710
451,140	National Grid plc	5,298,524
69,134	RWE AG	1,409,593
47,126	Suez Environnement Co.	828,352
61,827	Veolia Environnement SA	1,577,252

		20,025,600

Oil, Gas & Consumable Fuels (5.5%):
2,591,699	BP plc	18,274,480
36,863	Caltex Australia, Ltd.	977,512
22,895	Enagas SA	654,848
335,382	ENI SpA	5,545,480
65,749	Galp Energia SGPS SA	1,207,733
18,600	Idemitsu Kosan Co., Ltd.	744,418
130,700	INPEX Corp.	1,635,761
391,820	JX Holdings, Inc.	2,531,984
9,900	Koninklijke Vopak NV	434,204
26,708	Lundin Petroleum AB*	611,296
15,800	Neste Oil OYJ	1,010,996
175,770	Oil Search, Ltd.	1,069,047
20,094	OMV AG	1,272,916
226,990	Origin Energy, Ltd.*	1,669,061
161,466	Repsol SA	2,853,341
596,196	Royal Dutch Shell plc, Class A	19,954,895
492,196	Royal Dutch Shell plc, Class B	16,597,077
236,820	Santos, Ltd.*	1,004,095
25,100	Showa Shell Sekiyu K.K.	341,029
304,672	Snam SpA	1,491,564
153,599	Statoil ASA	3,286,885
311,694	Total SA	17,195,704
111,351	Woodside Petroleum, Ltd.	2,877,381

		103,241,707

Paper & Forest Products (0.3%):
48,212	Mondi plc	1,256,714
108,000	OYI Paper Co., Ltd.	718,033
72,099	Stora Enso OYJ, Registered Shares	1,141,293
70,233	UPM-Kymmene OYJ	2,178,947

		5,294,987

Continued

11

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Personal Products (2.0%):
13,399	Beiersdorf AG	$1,570,260
64,800	Kao Corp.	4,383,512
4,200	KOSE Corp.	655,923
33,244	L’Oreal SA	7,363,635
12,800	POLA ORBIS HOLDINGS, Inc.	448,124
50,700	Shiseido Co., Ltd.	2,444,132
214,593	Unilever NV	12,055,289
166,905	Unilever plc	9,244,694

		38,165,569

Pharmaceuticals (7.3%):
270,400	Astellas Pharma, Inc.	3,434,836
166,881	AstraZeneca plc	11,449,682
109,295	Bayer AG, Registered Shares	13,591,907
28,700	Chugai Pharmaceutical Co., Ltd.	1,467,730
76,800	Daiichi Sankyo Co., Ltd.	2,000,515
22,800	Dainippon Sumitomo Pharma Co., Ltd.^	338,880
35,200	Eisai Co., Ltd.	1,993,268
643,992	GlaxoSmithKline plc	11,388,648
9,371	H. Lundbeck A/S	476,649
8,500	Hisamitsu Pharmaceutical Co., Inc.	514,850
5,095	Ipsen SA	608,500
36,400	Kyowa Hakko Kogyo Co., Ltd.	703,150
16,556	Merck KGaA	1,782,689
30,400	Mitsubishi Tanabe Pharma Corp.	626,721
292,382	Novartis AG, Registered Shares	24,724,830
246,434	Novo Nordisk A/S, Class B	13,247,202
56,600	Ono Pharmaceutical Co., Ltd.	1,317,469
14,355	Orion OYJ, Class B	534,535
51,800	Otsuka Holdings Co., Ltd.	2,268,773
14,165	Recordati SpA	629,152
92,862	Roche Holding AG	23,494,842
149,017	Sanofi-Aventis SA	12,829,324
50,700	Santen Pharmaceutical Co., Ltd.	796,085
38,200	Shionogi & Co., Ltd.	2,065,633
3,000	Taisho Pharmaceutical Holdings Co., Ltd.	238,957
92,300	Takeda Pharmacuetical Co., Ltd.	5,226,408
116,466	Teva Pharmaceutical Industries, Ltd., ADR^	2,207,031
16,519	UCB SA	1,308,880
6,604	Vifor Pharma AG^	846,505

		142,113,651

Professional Services (1.2%):
21,462	Adecco SA, Registered Shares	1,640,754
35,053	Bureau Veritas SA	958,246
92,451	Capita Group plc	499,736
121,707	Experian plc	2,674,270
20,137	Intertek Group plc	1,410,299
23,500	Persol Holdings Co., Ltd.	589,252
15,220	Randstad Holding NV	933,724
144,200	Recruit Holdings Co., Ltd.	3,581,820
142,655	Reed Elsevier plc	3,341,442
126,629	RELX NV	2,910,699
46,524	Seek, Ltd.	688,513

Shares		Fair Value
Common Stocks, continued
Professional Services, continued
706	SGS SA, Registered Shares	$1,840,752
7,637	Teleperformance	1,092,991
39,349	Wolters Kluwer NV	2,048,798

		24,211,296

Real Estate Management & Development (1.8%):
15,060	AEON Mall Co., Ltd.	294,700
5,827	Azrieli Group	326,394
74,028	BGP Holdings plc*(b)	89
315,100	CapitaLand, Ltd.	830,383
57,700	City Developments, Ltd.	536,736
347,744	CK Asset Holdings Ltd.	3,039,694
8,900	Daito Trust Construction Co., Ltd.	1,813,178
73,200	Daiwa House Industry Co., Ltd.	2,812,499
44,599	Deutsche Wohnen AG	1,944,319
317,700	Global Logistic Properties, Ltd.	800,117
124,000	Hang Lung Group, Ltd.	456,188
274,000	Hang Lung Properties, Ltd.	668,677
155,089	Henderson Land Development Co., Ltd.	1,022,192
142,100	Hongkong Land Holdings, Ltd.	996,121
40,900	Hulic Co., Ltd.	457,906
90,000	Hysan Development Co., Ltd.	477,715
75,775	Kerry Properties, Ltd.	340,885
78,059	Lend Lease Group	993,877
162,000	Mitsubishi Estate Co., Ltd.	2,815,186
118,300	Mitsui Fudosan Co., Ltd.	2,652,396
798,623	New World Development Co., Ltd.	1,199,946
16,100	Nomura Real Estate Holdings, Inc.	361,087
444,601	Sino Land Co., Ltd.	787,173
46,000	Sumitomo Realty & Development Co., Ltd.	1,510,047
195,000	Sun Hung Kai Properties, Ltd.	3,248,382
67,464	Swire Pacific, Ltd., Class A	624,454
157,000	Swire Properties, Ltd.	506,384
9,911	Swiss Prime Site AG	914,767
30,200	Tokyo Tatemono Co., Ltd.	407,544
71,200	Tokyu Fudosan Holdings Corp.	514,540
66,296	UOL Group, Ltd.	439,677
64,119	Vonovia SE	3,173,510
164,300	Wharf Holdings, Ltd. (The)	568,158
164,300	Wharf Real Estate Investment Co., Ltd.*	1,093,567
108,897	Wheelock & Co., Ltd.	778,086

		39,406,574

Road & Rail (1.2%):
282,044	Aurizon Holdings, Ltd.	1,090,180
18,700	Central Japan Railway Co.	3,347,075
292,200	ComfortDelGro Corp., Ltd.	432,213
24,818	DSV A/S	1,954,346
43,213	East Japan Railway Co.	4,213,444
30,300	Hankyu Hanshin Holdings, Inc.	1,217,448
32,000	Keihin Electric Express Railway Co., Ltd.	614,296
16,200	Keio Corp.	712,475
18,600	Keisei Electric Railway Co., Ltd.	597,170
22,000	Kintetsu Corp.	841,432

Continued

12

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
21,700	Kyushu Railway Co.	$671,513
191,494	MTR Corp., Ltd.	1,122,138
25,000	Nagoya Railroad Co., Ltd.	629,246
11,000	Nippon Express Co., Ltd.	730,574
41,600	Odakyu Electric Railway Co., Ltd.	889,167
24,800	Tobu Railway Co., Ltd.	800,640
72,900	Tokyu Corp.	1,161,457
21,800	West Japan Railway Co.	1,590,591

		22,615,405

Semiconductors & Semiconductor Equipment (1.4%):
35,900	ASM Pacific Technology, Ltd.	499,354
51,326	ASML Holding NV	8,903,354
3,900	Disco Corp.	858,792
149,128	Infineon Technologies AG	4,072,527
46,060	NXP Semiconductors NV*	5,393,165
68,100	Renesas Electronics Corp.*	788,375
12,300	ROHM Co., Ltd.	1,355,253
79,969	STMicroelectronics NV	1,736,483
31,000	SUMCO Corp.	788,455
20,500	Tokyo Electron, Ltd.	3,672,613

		28,068,371

Software (1.6%):
17,063	Check Point Software Technologies, Ltd.*^	1,768,068
17,189	Dassault Systemes SA	1,825,359
12,400	Konami Corp.	681,487
6,100	Line Corp.*	249,468
56,616	Micro Focus International plc	1,921,065
25,000	Nexon Co., Ltd.*	726,600
8,416	NICE Systems, Ltd.	769,273
15,100	Nintendo Co., Ltd.	5,497,917
5,100	Oracle Corp.	422,932
134,847	Sage Group plc	1,448,770
129,903	SAP AG	14,564,220
16,700	Trend Micro, Inc.	945,968
8,336	UbiSoft Entertainment SA*	641,325

		31,462,452

Specialty Retail (0.8%):
5,200	ABC-Mart, Inc.	298,512
4,855	Dufry AG, Registered Shares*	722,015
7,000	Fast Retailing Co., Ltd.	2,791,545
126,552	Hennes & Mauritz AB, Class B^	2,608,660
2,900	Hikari Tsushin, Inc.	416,730
143,600	Industria de Diseno Textil SA	4,994,021
299,670	Kingfisher plc	1,365,855
10,600	Nitori Co., Ltd.	1,511,615
3,200	Shimamura Co., Ltd.	352,020
28,900	USS Co., Ltd.	611,464
69,100	Yamada Denki Co., Ltd.	380,309

		16,052,746

Shares		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals (0.6%):
32,900	Brother Industries, Ltd.	$812,182
140,000	Canon, Inc.	5,214,478
52,400	Fujifilm Holdings Corp.	2,139,554
63,700	Konica Minolta Holdings, Inc.	613,182
33,100	NEC Corp.	893,303
94,600	Ricoh Co., Ltd.	879,406
38,400	Seiko Epson Corp.	904,381

		11,456,486

Textiles, Apparel & Luxury Goods (2.0%):
24,707	Adidas AG	4,931,507
21,600	ASICS Corp.	344,470
58,998	Burberry Group plc	1,426,058
68,985	Compagnie Financiere Richemont SA	6,247,705
4,025	Hermes International SA	2,154,291
8,698	Hugo Boss AG	737,717
9,943	Kering	4,686,803
811,120	Li & Fung, Ltd.	444,738
22,347	Luxottica Group SpA	1,369,289
36,731	LVMH Moet Hennessy Louis Vuitton SA	10,788,407
13,980	Pandora A/S	1,521,732
4,123	Swatch Group AG (The), Class B	1,681,175
6,517	Swatch Group AG (The), Registered Shares	498,246
107,486	Yue Yuen Industrial Holdings, Ltd.	421,782

		37,253,920

Tobacco (1.5%):
301,086	British American Tobacco plc	20,316,542
126,040	Imperial Tobacco Group plc, Class A	5,385,287
146,400	Japan Tobacco, Inc.	4,715,897
22,378	Swedish Match AB, Class B	881,149

		31,298,875

Trading Companies & Distributors (1.4%):
18,012	AerCap Holdings NV*	947,611
68,531	Ashtead Group plc	1,828,598
21,247	Brenntag AG	1,340,125
44,364	Bunzl plc	1,240,264
196,500	ITOCHU Corp.	3,669,307
217,800	Marubeni Corp.	1,581,695
35,000	Misumi Group, Inc.	1,014,216
197,600	Mitsubishi Corp.	5,461,745
221,800	Mitsui & Co., Ltd.	3,602,692
42,562	Rexel SA	771,827
152,600	Sumitomo Corp.	2,586,950
25,900	Toyota Tsushu Corp.	1,041,056
34,908	Travis Perkins plc	737,955
34,179	Wolseley plc	2,445,131

		28,269,172

Transportation Infrastructure (0.6%):
93,253	Abertis Infraestructuras SA	2,074,698
8,795	Aena SA	1,780,266
4,091	Aeroports de Paris	777,130
61,528	Atlantia SpA	1,940,608

Continued

13

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Transportation Infrastructure, continued
121,970	Auckland International Airport, Ltd.	$559,717
5,710	Fraport AG	628,077
65,234	Groupe Eurotunnel SA	838,884
754,100	Hutchison Port Holdings Trust	312,890
5,100	Japan Airport Terminal Co., Ltd.	189,270
16,000	Kamigumi Co., Ltd.	353,681
95,000	SATS, Ltd.	368,813
139,052	Sydney Airport	762,539
283,823	Transurban Group	2,746,650

		13,333,223

Water Utilities (0.1%):
29,897	Severn Trent plc	872,156
89,639	United Utilities Group plc	1,003,080

		1,875,236

Wireless Telecommunication Services (1.5%):
7,009	Drillisch AG	578,479
238,500	KDDI Corp.	5,938,806
8,973	Millicom International Cellular SA, SDR	606,006
179,700	NTT DoCoMo, Inc.	4,245,401
109,300	SoftBank Group Corp.	8,636,193
80,102	StarHub, Ltd.	170,723
48,913	Tele2 AB	600,854
3,495,901	Vodafone Group plc	11,041,686

		31,818,148

Total Common Stocks (Cost $1,531,658,195)		1,968,793,026

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Preferred Stocks (0.5%):
Automobiles (0.3%):
7,717	Bayerische Motoren Werke AG (BMW), 4.73%	$688,998
19,297	Porsche Automobil Holding SE, 1.45%	1,614,921
24,414	Volkswagen AG, 1.24%	4,864,870

		7,168,789

Household Products (0.2%):
23,457	Henkel AG & Co. KGaA, 1.47%	3,096,872

Total Preferred Stocks (Cost $7,035,391)		10,265,661

Rights (0.0%):
Aerospace & Defense (0.0%):
9,942,348	Rolls-Royce Holdings plc, Expires on 1/08/18*(b)	13,421

Oil, Gas & Consumable Fuels (0.0%):
161,466	Repsol SA, Expires on 1/08/18*^	73,417

Transportation Infrastructure (0.0%):
21,286	Transurban Group, Expires on 1/25/18*(b)	–

Total Rights (Cost $—)		86,838

Securities Held as Collateral for Securities on Loan (1.4%):
$28,869,401	AZL International Index Fund Securities Lending Collateral Account(c)	28,869,401

Total Securities Held as Collateral for Securities on Loan (Cost $28,869,401)		28,869,401

Total Investment Securities (Cost $1,567,562,987)(d) — 100.7%		2,008,014,926
Net other assets (liabilities) — (0.7)%		(13,241,452)

Net Assets — 100.0%		$1,994,773,474

Percentages indicated are based on net assets as of December 31, 2017.

Amounts shown as “—“ are either $0 or rounds to less than $1.

ADR—American Depositary Receipt

SDR—Swedish Depository Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $27,597,730.

+	Affiliated Securities

(a)	The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.05% of the net assets of the Fund.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2017. The total of all such securities represent 0.00% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

14

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2017

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2017: (Unaudited)

Country	Percentage
Australia	6.8%
Austria	0.3%
Belgium	1.1%
Bermuda	0.2%
China	— %^
Denmark	1.8%
Finland	0.9%
France	9.9%
Germany	9.7%
Hong Kong	3.4%
Ireland	— %^
Ireland (Republic of)	0.8%
Israel	0.5%
Italy	2.1%

Country	Percentage
Japan	23.7%
Luxembourg	0.3%
Netherlands	4.1%
New Zealand	0.2%
Norway	0.6%
Portugal	0.1%
Singapore	1.3%
Spain	3.2%
Sweden	2.6%
Switzerland	8.5%
United Arab Emirates	— %^
United Kingdom	16.5%
United States	1.4%

100.0%

^	Represents less than 0.05%.

Futures Contracts

Cash	of $776,767 has been segregated to cover margin requirements for the following open contracts as of December 31, 2017:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
ASX SPI 200 Index March Futures (Australian Dollar)	3/15/18	15	$1,761,072	$6,581
DJ EURO STOXX 50 March Futures (Euro)	3/16/18	124	5,196,295	(106,925)
FTSE 100 Index March Futures (British Pounds)	3/16/18	36	3,711,771	93,101
SGX Nikkei 225 Index March Futures (Japanese Yen)	3/8/18	32	3,231,671	22,071

				$14,828

See accompanying notes to the financial statements.

15

AZL International Index Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in non-affiliates, at cost	$1,559,158,494
Investments in affiliates, at cost	8,404,493

Total Investment securities, at cost	$1,567,562,987

Investments in non-affiliates, at value*	$1,994,543,248
Investments in affiliates, at value	13,471,678

Total Investment securities, at value	2,008,014,926
Segregated cash for collateral	776,767
Interest and dividends receivable	2,011,923
Foreign currency, at value (cost $10,853,015)	11,024,626
Receivable for investments sold	31,353
Receivable for variation margin on futures contracts	34,923
Reclaims receivable	4,080,556
Prepaid expenses	11,474

Total Assets	2,025,986,548

Liabilities:
Cash overdraft	46,114
Payable for capital shares redeemed	937,310
Payable for collateral received on loaned securities	28,869,401
Payable for variation margin on futures contracts	40,257
Manager fees payable	588,249
Administration fees payable	43,323
Distribution fees payable	392,295
Custodian fees payable	37,593
Administrative and compliance services fees payable	2,195
Transfer agent fees payable	836
Trustee fees payable	1,415
Other accrued liabilities	254,086

Total Liabilities	31,213,074

Net Assets	$1,994,773,474

Net Assets Consist of:
Capital	$1,527,143,396
Accumulated net investment income/(loss)	41,135,060
Accumulated net realized gains/(losses) from investment transactions	(14,271,219)
Net unrealized appreciation/(depreciation) on investments	440,766,237

Net Assets	$1,994,773,474

Class 1
Net Assets	$132,265,084
Shares of beneficial interest (unlimited number of shares authorized, no par value)	10,757,550
Net Asset Value (offering and redemption price per share)	$12.30

Class 2
Net Assets	$1,862,508,390
Shares of beneficial interest (unlimited number of shares authorized, no par value)	107,688,606
Net Asset Value (offering and redemption price per share)	$17.30

*	Includes securities on loan of $27,597,730.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends	$61,028,215
Dividends from affiliates	532,322
Interest	(39,887)
Income from securities lending	850,735
Other income	80,097
Foreign withholding tax	(6,970,665)

Total Investment Income	55,480,817

Expenses:
Manager fees	6,601,074
Administration fees	570,348
Distribution fees — Class 2	4,388,516
Custodian fees	575,759
Administrative and compliance services fees	24,674
Transfer agent fees	13,648
Trustee fees	86,892
Professional fees	108,208
Shareholder reports	59,153
Other expenses	990,441

Total expenses	13,418,713

Net Investment Income/(Loss)	42,062,104

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions and foreign currencies	19,859,443
Net realized gains/(losses) on affiliated transactions	457,785
Net realized gains/(losses) on futures contracts	1,816,206
Change in net unrealized appreciation/depreciation on investments and foreign currencies	344,340,854
Change in net unrealized appreciation/depreciation on affiliated transactions	3,527,247
Change in net unrealized appreciation/depreciation on futures contracts	(254,226)

Net Realized/Unrealized Gains/(Losses) on Investments	369,747,309

Change in Net Assets Resulting From Operations	$411,809,413

See accompanying notes to the financial statements.

16

AZL International Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016*
Change In Net Assets:
Operations:
Net investment income/(loss)	$42,062,104	$16,596,733
Net realized gains/(losses) on investment transactions	22,133,434	61,199,671
Change in unrealized appreciation/depreciation on investments	347,613,875	(69,297,090)

Change in net assets resulting from operations	411,809,413	8,499,314

Distributions to Shareholders:
From net investment income:
Class 1	(1,715,781)	—
Class 2	(16,020,466)	(15,359,017)
From net realized gains:
Class 1	(1,426,418)	—
Class 2	(13,973,086)	—

Change in net assets resulting from distributions to shareholders	(33,135,751)	(15,359,017)

Capital Transactions:
Class 1
Proceeds from shares issued	364,282	128,504,865
Proceeds from dividends reinvested	3,142,199	—
Value of shares redeemed	(20,249,269)	(6,235,117)

Total Class 1 Shares	(16,742,788)	122,269,748

Class 2
Proceeds from shares issued	122,065,809	590,662,470
Proceeds from shares issued in merger	—	526,478,321
Proceeds from dividends reinvested	29,993,552	15,359,017
Value of shares redeemed	(247,926,849)	(95,529,373)

Total Class 2 Shares	(95,867,488)	1,036,970,435

Change in net assets resulting from capital transactions	(112,610,276)	1,159,240,183

Change in net assets	266,063,386	1,152,380,480
Net Assets:
Beginning of period	1,728,710,088	576,329,608

End of period	$1,994,773,474	$1,728,710,088

Accumulated net investment income/(loss)	$41,135,060	$14,300,600

Share Transactions:
Class 1
Shares issued	34,123	12,850,775
Dividends reinvested	267,649	—
Shares redeemed	(1,769,550)	(625,447)

Total Class 1 Shares	(1,467,778)	12,225,328

Class 2
Shares issued	7,560,049	42,216,948
Shares issued in merger	—	37,338,888
Dividends reinvested	1,815,590	1,091,615
Shares redeemed	(15,536,341)	(6,757,221)

Total Class 2 Shares	(6,160,702)	73,890,230

Change in shares	(7,628,480)	86,115,558

*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

See accompanying notes to the financial statements.

17

AZL International Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016*		2015	2014	2013
Class 1
Net Asset Value, Beginning of Period	$10.07	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.37	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	2.15	(0.05)

Total from Investment Activities	2.52	0.07

Dividends to Shareholders From:
Net Investment Income	(0.16)	—
Net Realized Gains	(0.13)	—

Total Dividends	(0.29)	—

Net Asset Value, End of Period	$12.30	$10.07

Total Return(a)	25.12%	0.70	%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$132,265	$123,158
Net Investment Income/(Loss)(c)	2.48%	1.19%
Expenses Before Reductions(c)(d)	0.48%	0.40%
Expenses Net of Reductions(c)	0.48%	0.40%
Portfolio Turnover Rate(e)	8%	55	%(f)
Class 2
Net Asset Value, Beginning of Period	$14.10	$14.42		$15.28	$16.57	$13.93

Investment Activities:
Net Investment Income/(Loss)	0.36	0.15		0.58	0.42	0.29
Net Realized and Unrealized Gains/(Losses) on Investments	3.12	(0.10)		(0.79)	(1.43)	2.65

Total from Investment Activities	3.48	0.05		(0.21)	(0.99)	2.94

Dividends to Shareholders From:
Net Investment Income	(0.15)	(0.37)		(0.65)	(0.30)	(0.30)
Net Realized Gains	(0.13)	—		—	—	—

Total Dividends	(0.28)	(0.37)		(0.65)	(0.30)	(0.30)

Net Asset Value, End of Period	$17.30	$14.10		$14.42	$15.28	$16.57

Total Return(a)	24.77%	0.37%		(1.39)%	(6.18)%	21.36%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,862,508	$1,605,552		$576,330	$863,302	$808,196
Net Investment Income/(Loss)	2.21%	2.11%		2.16%	2.88%	2.23%
Expenses Before Reductions(d)	0.73%	0.71%		0.75%	0.75%	0.76%
Expenses Net of Reductions	0.73%	0.71%		0.74%	0.75%	0.76%
Portfolio Turnover Rate(e)	8%	55	%(f)	13%	3%	2%

*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(f)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 55%.

See accompanying notes to the financial statements.

18

AZL International Index Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL International Index Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of certain market discounts and gain/loss, and other permanent adjustments) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

19

AZL International Index Fund

Notes to the Financial Statements

December 31, 2017

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $46 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $75,953 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions	$27,882,297	$987,104	$—	$—	$28,869,401

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized (Gain/Loss)
AZL International Index Fund	$6,282,934	$—	$—

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2017, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $15.2 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$121,753	Payable for variation margin on futures contracts	$106,925

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

20

AZL International Index Fund

Notes to the Financial Statements
December 31, 2017

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$1,816,206	$(254,226)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL International Index Fund Class 1	0.35%	0.52%
AZL International Index Fund Class 2	0.35%	0.77%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2017, there were no voluntary waivers.

At December 31, 2017, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Fair Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gains/(Losses)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2017	Shares as of 12/31/2017	Dividend Income
Allianz SE, Registered Shares	$10,663,491	$644,624	$(1,821,469)	$457,785	$3,527,247	$13,471,678	58,832	$532,322

	$10,663,491	$644,624	$(1,821,469)	$457,785	$3,527,247	$13,471,678	58,832	$532,322

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

21

AZL International Index Fund

Notes to the Financial Statements

December 31, 2017

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $19,761 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Other^	Total

Common Stocks
Banks	$710,202	$243,914,669	$—	$—	$244,624,871
Hotels, Restaurants & Leisure	982,278	27,960,799	—	—	28,943,077
Paper & Forest Products	1,256,714	4,038,273	—	—	5,294,987
Pharmaceuticals	2,207,031	139,906,620	—	—	142,113,651
Real Estate Management & Development	2,089,688	37,316,797	89	—	39,406,574
Semiconductors & Semiconductor Equipment	5,393,165	22,675,206	—	—	28,068,371
Software	1,768,068	29,694,384	—	—	31,462,452
Trading Companies & Distributors	947,611	27,321,561	—	—	28,269,172
Other Common Stocks+		1,420,609,871		—	1,420,609,871
Preferred Stocks	—	10,265,661	—	—	10,265,661
Rights	73,417	—	13,421	—	86,838
Securities Held as Collateral for Securities on Loan	—	—	—	28,869,401	28,869,401

Total Investment Securities	15,428,174	1,963,703,841	13,510	28,869,401	2,008,014,926

Other Financial Instruments:*
Futures Contracts	14,828	—	—	—	14,828

Total Investments	$15,443,002	$1,963,703,841	$13,510	$28,869,401	$2,008,029,754

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

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AZL International Index Fund

Notes to the Financial Statements

December 31, 2017

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL International Index Fund	$155,039,196	$254,432,390

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $1,613,922,160. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$414,222,144
Unrealized (depreciation)	(20,129,378)

Net unrealized appreciation/(depreciation)	$394,092,766

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL International Index Fund	$17,736,247	$15,399,504	$33,135,751

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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AZL International Index Fund

Notes to the Financial Statements

December 31, 2017

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL International Index Fund	$15,359,017	$—	$15,359,017

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL International Index Fund	$53,411,324	$19,797,865	$—	$394,420,889	$467,630,078

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 35% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL International Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the periods or years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods or years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

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Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $15,399,504

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

28

objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

29

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

30

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

31

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

32

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® MetWest Total Return Bond Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MetWest Total Return Bond Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MetWest Total Return Bond Fund and Metropolitan West Asset Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® MetWest Total Return Bond Fund (the “Fund”) returned 3.14%. That compared to a 3.54% total return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1.

Fixed-income markets were positive during the year. The Federal Reserve (the Fed) raised interest rates three times, sending short-term yields higher. At the same time, investor demand for yield pushed long-term yields lower, causing the yield curve to flatten sharply. Corporate bonds benefited from these narrowing spreads. Agency mortgage backed securities also rose in value, experiencing a boost in returns due to range-bound interest rates and low volatility.

The Fund underperformed its benchmark during the period. Relative performance was hurt by an underweight allocation to corporate credit and a conservative positioning within corporates due to the relatively good performance of the corporate sector during the period. In particular, though the Fund’s emphasis on banking and REITs2 boosted returns, underweight allocations to technology and commodity-related sectors such as energy and metals dragged on performance.*

A defensive duration position, which helped relative performance as U.S. Treasury rates rose across short and intermediate maturities. An overweight allocation to government guaranteed student loans and commercial mortgage-backed securities also contributed to return, as both outpaced the Bloomberg Barclays U.S. Aggregate

Index. Additionally, an allocation to non-agency mortgage backed securities, particularly those backed by subprime collateral, contributed to relative performance. These bonds benefited from solid fundamentals in the form of faster prepayments and rising home values.*

The Fund had exposure to futures and currency forwards during the period. These derivatives did not materially affect Fund performance. The Fund’s underweight allocations to technology and commodity-related sectors such as energy and metals dragged on performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

1

AZL® MetWest Total Return Bond Fund (unaudited)

Fund Objective

The Fund’s investment objective is to maximize long-term total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade fixed income securities or unrated securities that are determined by the Subadvisor to be of similar quality.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Investing in nderivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

			Since
	1	3	Inception
	Year	Year	(11/17/14)
AZL® MetWest Total Return Bond Fund	3.14%	1.74%	1.89%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	2.41%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MetWest Total Return Bond Fund	0.91%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager voluntarily reduced the management fee to 0.55% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.91% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MetWest Total Return Bond Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MetWest Total Return Bond Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MetWest Total Return Bond Fund	$1,000.00	$1,010.30	$4.31	0.85%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MetWest Total Return Bond Fund	$1,000.00	$1,020.90	$4.33	0.85%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
U.S. Treasury Obligations	30.5%
U.S. Government Agency Mortgages	29.7
Corporate Bonds	26.0
Collateralized Mortgage Obligations	9.1
Money Markets	7.5
Asset Backed Securities	5.3
Foreign Bonds	3.8
Yankee Dollars	2.7
Municipal Bonds	1.5
Securities Held as Collateral for Securities on Loan	0.2

Total Investment Securities	116.3
Net other assets (liabilities)	(16.3)

Net Assets	100.0%

3

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Asset Backed Securities (5.3%):
$655,987	Goal Capital Funding Trust, Class A3, Series 2005-2, 1.63%(US0003M+17bps), 5/28/30	$655,201
750,000	Magnetite CLO, Ltd., Class 2A3, Series 2015-12A, 2.69%(US0003M+133bps), 4/15/27, Callable 1/15/18 @ 100(a)	754,908
703,103	Navient Student Loan Trust, Class A, Series 2014-2, 1.97%(US0001M+64bps), 3/25/83, Callable 10/25/33 @ 100	697,645
682,031	Navient Student Loan Trust, Class A, Series 2014-3, 1.95%(US0001M+62bps), 3/25/83, Callable 11/25/32 @ 100	677,790
450,835	Navient Student Loan Trust, Class A, Series 2014-4, 1.95%(US0001M+62bps), 3/25/83, Callable 2/25/33 @ 100	446,764
865,913	Navient Student Loan Trust, Class A, Series 2016-1A, 2.25%(US0001M+70bps), 2/25/70, Callable 8/25/33 @ 100(a)	868,588
965,000	Navient Student Loan Trust, Class A3, Series 2016-2, 3.05%(US0001M+150bps), 6/25/65, Callable 12/25/29 @ 100(a)	1,000,526
950,000	Navient Student Loan Trust, Class A3, Series 2017-3A, 2.60%(US0001M+105bps), 7/26/66, Callable 9/25/33 @ 100(a)	975,003
1,325,655	Nelnet Student Loan Trust, Class A2, Series 2015-2A, 2.15%(US0001M+60bps), 9/25/47, Callable 7/25/32 @ 100(a)	1,321,116
2,615,000	SLC Student Loan Trust, Class 2A3, Series 2006-1, 1.75%(US0003M+16bps), 3/15/55, Callable 3/15/30 @ 100	2,507,807
1,384,351	SLC Student Loan Trust, Class 2A3, Series 2008-1, 3.19%(US0003M+160bps), 12/15/32, Callable 3/15/27 @ 100	1,428,919
789,813	SLM Student Loan Trust, Class 2A3, Series 2003-7, 2.16%(US0003M+57bps), 9/15/39, Callable 12/15/28 @ 100	742,102
698,584	SLM Student Loan Trust, Class A3, Series 2003-10A, 2.06%(US0003M+55bps), 12/15/27(a)	700,128
940,000	SLM Student Loan Trust, Class A6A, Series 2004-3A, 1.92%(US0003M+55bps), 10/25/64, Callable 10/25/28 @ 100(a)	933,578
680,370	SLM Student Loan Trust, Class A4, Series 2007-6, 1.75%(US0003M+38bps), 10/25/24, Callable 10/25/33 @ 100	680,108
1,220,000	SLM Student Loan Trust, Class 2A3, Series 2008-5, 3.22%(US0003M+185bps), 7/25/73, Callable 1/25/24 @ 100	1,223,046
240,000	SLM Student Loan Trust, Class 2A3, Series 2008-9, 3.62%(US0003M+225bps), 10/25/83, Callable 1/25/24 @ 100	245,262
1,548,350	SLM Student Loan Trust, Class A, Series 2009-3, 2.08%(US0001M+75bps), 1/25/45, Callable 10/25/33 @ 100(a)	1,540,974
1,970,000	Wachovia Student Loan Trust, Class 2A3, Series 2006-1, 1.54%(US0003M+17bps), 4/25/40, Callable 10/25/25 @ 100(a)	1,898,661

Total Asset Backed Securities (Cost $18,999,098)		19,298,126

Principal Amount		Fair Value
Collateralized Mortgage Obligations (9.1%):
$52,892	7 WTC Depositor LLC Trust, Class A, Series 2012-7WTC, 4.08%, 3/13/31(a)	$53,115
1,554,900	America Home Mortgage Investment Trust, Class 6A, Series 2005-1, 3.56%(US0006M+200bps), 6/25/45, Callable 1/25/18 @ 100	1,574,419
893,139	Ameriquest Mortgage Securities, Inc., Class M2, Series 2005-R5, 2.24%(US0001M+46bps), 7/25/35, Callable 1/25/18 @ 100	895,369
497,148	Ameriquest Mortgage Securities, Inc., Class M2, Series 2005-R5, 2.27%(US0001M+72bps), 4/25/35, Callable 1/25/18 @ 100	497,358
210,000	Babson CLO, Ltd., Class A, Series 2015-IA, 2.79%(US0003M+143bps), 4/20/27, Callable 1/20/18 @ 100(a)	210,335
732,775	Bank of America Mortgage Securities, Inc., Class 2A3, Series 2005-F, 3.71%, 7/25/35, Callable 1/25/18 @ 100(b)	693,900
340,000	Barclays Commercial Mortgages Securities, Class A2, Series 2013-TYSNC, 3.76%, 9/5/32(a)	351,328
360,000	CGRBS Commercial Mortgage Trust, Class A, Series 2013-VN05, 3.37%, 3/13/35(a)	367,792
262,653	Citigroup Mortgage Loan Trust, Inc., Class 2A3, Series 2006-WFH3, 1.79%(US0001M+24bps), 10/25/36, Callable 4/25/20 @ 100	262,523
1,393,157	Citigroup Mortgage Loan Trust, Inc., Class 1A1A, Series 2007-AR5, 3.55%, 4/25/37, Callable 6/25/30 @ 100(b)	1,304,267
390,000	Commercial Mortgage Trust, Class A, Series 2014-277P, 3.61%, 8/10/49(a)(b)	404,715
360,000	Commercial Mortgage Trust, Class A1, Series 2013-300P, 4.35%, 8/10/30(a)	385,708
365,000	Commercial Mortgage Trust, Class A, Series 2016-787S, 3.55%, 2/10/36(a)(b)	372,778
1,184,161	Credit Suisse Mortgage Capital Certificates, Class A2E, Series 2007-CB2, 4.27%, 2/25/37, Callable 1/25/24 @ 100(b)	860,560
860,000	Federal Home Loan Mortgage Corp., Class A3, Series K151, 3.51%, 4/25/30	899,224
1,561,511	Federal National Mortgage Association, Class A3, Series 2015-M2, 3.05%, 12/25/24(b)	1,597,526
892,234	First Franklin Mortgage Loan Trust, Class M1, Series 2005-FF8, 2.29%(US0001M+49bps), 9/25/35, Callable 1/25/18 @ 100	895,849
1,225,818	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2005-AA12, 3.19%, 2/25/36, Callable 11/25/18 @ 100(b)	1,009,627
647,466	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2005-AR3, 3.28%, 8/25/35, Callable 1/25/18 @ 100(b)	560,715
1,391,898	First Horizon Alternative Mortgage Securities Trust, Class 1A1, Series 2006-AA1, 3.21%, 3/25/36, Callable 1/25/19 @ 100(b)	1,274,742
1,157,947	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2006-AA1, 3.20%, 4/25/36, Callable 1/25/19 @ 100(b)	1,066,783

Continued

4

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$1,181,522	GMAC Mortgage Corp. Loan Trust, Class 1A1, Series 2006-AR1, 3.84%, 4/19/36, Callable 9/19/18 @ 100(b)	$1,109,670
987,401	GMAC Mortgage Corp. Loan Trust, Class 3A1, Series 2005-AR5, 3.93%, 9/19/35, Callable 6/19/18 @ 100(b)	940,377
280,000	GRACE Mortgage Trust, Class A, Series 2014-GRCE, 3.37%, 6/10/28(a)	287,189
147,500	GS Mortgage Securities Trust, Class A, Series 2012-ALOH, 3.55%, 4/10/34(a)	152,086
1,878,288	HarborView Mortgage Loan Trust, Class 1A1A, Series 2006-10, 1.69%(US0001M+20bps), 11/19/36, Callable 4/19/25 @ 100	1,668,280
365,000	Liberty Street Trust, Class A, Series 2016-225L, 3.60%, 2/10/36(a)	375,954
750,000	Magnetite IX, Ltd., Class A1R, Series 2014-9A, 2.37%(US0003M+100bps), 7/25/26, Callable 1/25/18 @ 100(a)	750,915
1,000,000	Magnetite XI, Ltd., Class A1R, Series 2014-11A, 2.47%(US0003M+112bps), 1/18/27, Callable 1/18/18 @ 100(a)	1,003,358
1,012,728	Merrill Lynch First Franklin Mortgage Loan Trust, Class 2A2, Series 2007-4, 1.67%(US0001M+12bps), 7/25/37, Callable 8/25/23 @ 100	719,190
155,490	Merrill Lynch Mortgage Trust, Class A1A, Series 2007-C1, 5.81%, 6/12/50(b)	155,404
86,754	Morgan Stanley Capital I Trust, Class A3, Series 2011-C1, 4.70%, 9/15/47(a)	86,942
345,000	Morgan Stanley Capital I Trust, Class A, Series 2014-MP, 3.47%, 8/11/33(a)	353,195
1,144,809	Morgan Stanley Remic Trust, Class 3A, Series 2014-R8, 1.75%(12MTA+75bps), 6/26/47(a)	1,105,440
844,220	MortgageIT Trust, Class 2A3, Series 2005-2, 3.01%(US0001M+165bps), 5/25/35, Callable 1/25/18 @ 100	832,896
144,854	Newcastle Mortgage Securities Trust, Class A4, Series 2006-1, 1.83%(US0001M+28bps), 3/25/36, Callable 1/25/18 @ 100	144,841
865,726	Nomura Asset Acceptance Corp., Class 3A1, Series 2005-AR3, 5.69%, 7/25/35, Callable 1/25/18 @ 100(b)	881,068
385,000	RBSCF Trust, Class A, Series 2013-GSP, 3.83%, 1/13/32(a)(b)	398,423
1,693,716	Residential Accredit Loans, Inc., Class A2, Series 2006-QA10, 1.73%(US0001M+18bps), 12/25/36, Callable 3/25/19 @ 100	1,596,753
1,080,861	WaMu Mortgage Pass-Through Certificates, Class 2A1A, Series 2005-AR6, 2.01%(US0001M+23bps), 4/25/45, Callable 1/25/18 @ 100	1,061,530
1,232,634	WaMu Mortgage Pass-Through Certificates, Class 2A1A, Series 2005-AR8, 1.84%(US0001M+29bps), 7/25/45, Callable 1/25/18 @ 100	1,214,228
1,110,392	WaMu Mortgage Pass-Through Certificates, Class A2, Series 2005-AR3, 3.08%, 3/25/35, Callable 8/25/18 @ 100(b)	1,123,321

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$856,310	Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2006-AR2, 3.54%, 3/25/36, Callable 6/25/18 @ 100(b)	$866,765
900,431	Wells Fargo Mortgage Backed Securities Trust, Class 1A1, Series 2006-AR12, 3.75%, 9/25/36, Callable 1/25/18 @ 100(b)	898,919

Total Collateralized Mortgage Obligations (Cost $32,482,683)		33,265,377

Corporate Bonds (26.0%):
Aerospace & Defense (0.4%):
550,000	Northrop Grumman Corp., 3.25%, 1/15/28, Callable 10/15/27 @ 100	550,803
960,000	United Technologies Corp., 1.78%, 5/4/18	958,532

		1,509,335

Airlines (0.7%):
1,323,202	Continental Airlines 2009-2, Series A, 7.25%, 11/10/19	1,426,577
233,283	U.S. Airways 2001-1G PTT, Class G, Series 2001, 7.08%, 9/20/22	245,793
812,513	U.S. Airways 2010-1A PTT, Series A, 6.25%, 10/22/24	897,908

		2,570,278

Auto Components (0.0%):
66,000	Goodyear Tire & Rubber Co., 4.88%, 3/15/27, Callable 12/15/26 @ 100	67,568

Automobiles (0.1%):
400,000	General Motors Co., 3.50%, 10/2/18	404,161

Banks (6.1%):
1,415,000	Bank of America Corp., 5.65%, 5/1/18, MTN	1,431,886
670,000	Bank of America Corp., Series G, 2.37%(US0003M+66bps), 7/21/21, Callable 7/21/20 @ 100	668,826
735,000	Bank of America Corp., 3.09%(US0003M+109bps), 10/1/25, Callable 10/1/24 @ 100	733,314
350,000	Bank of America Corp., 3.70%(US0003M+151bps), 4/24/28, Callable 4/24/27 @ 100	359,238
685,000	Bank of America Corp., Series G, 3.59%(US0003M+137bps), 7/21/28, Callable 7/21/27 @ 100	696,271
2,000,000	Bear Stearns Co., Inc., 7.25%, 2/1/18	2,007,997
1,190,000	Citigroup, Inc., 1.75%, 5/1/18	1,189,008
500,000	Citigroup, Inc., 2.05%, 12/7/18	499,477
500,000	Citigroup, Inc., 2.55%, 4/8/19	501,765
500,000	Citigroup, Inc., 2.50%, 7/29/19	501,534
700,000	Citigroup, Inc., 3.89%(US0003M+156bps), 1/10/28, Callable 1/10/27 @ 100	724,557
2,265,000	JPMorgan Chase & Co., 6.00%, 1/15/18	2,268,150
960,000	JPMorgan Chase & Co., 3.22%(US0003M+116bps), 3/1/25, Callable 3/1/24 @ 100	967,486
750,000	JPMorgan Chase & Co., 3.54%(US0003M+138bps), 5/1/28, Callable 5/1/27 @ 100	763,010
2,485,000	Merrill Lynch & Co., 6.88%, 4/25/18, MTN	2,522,964
3,510,000	Wachovia Corp., 5.75%, 2/1/18	3,520,882
265,000	Wells Fargo & Co., 3.55%, 9/29/25, MTN	272,013

Continued

5

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Corporate Bonds, continued
Banks, continued
$2,110,000	Wells Fargo & Co., 3.00%, 4/22/26	$2,070,120
350,000	Wells Fargo Bank NA, 2.15%, 12/6/19	349,460

		22,047,958

Beverages (0.5%):
763,000	Anheuser-Busch InBev NV, 4.90%, 2/1/46, Callable 8/1/45 @ 100	884,309
900,000	Constellation Brands, Inc., 2.00%, 11/7/19	894,168

		1,778,477

Biotechnology (0.7%):
300,000	AbbVie, Inc., 4.70%, 5/14/45, Callable 11/14/44 @ 100	336,382
300,000	Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	326,412
500,000	Amgen, Inc., 4.56%, 6/15/48, Callable 12/15/47 @ 100	557,506
660,000	Celgene Corp., 5.00%, 8/15/45, Callable 2/15/45 @ 100	748,829
500,000	Gilead Sciences, Inc., 4.75%, 3/1/46, Callable 9/1/45 @ 100	578,370

		2,547,499

Capital Markets (3.0%):
300,000	Goldman Sachs Group, Inc. (The), 5.95%, 1/18/18	300,473
1,000,000	Goldman Sachs Group, Inc. (The), 2.38%, 1/22/18	1,000,204
1,315,000	Goldman Sachs Group, Inc. (The), 6.15%, 4/1/18	1,328,840
1,600,000	Goldman Sachs Group, Inc. (The), 2.63%, 1/31/19	1,606,912
570,000	Goldman Sachs Group, Inc. (The), Series G, 7.50%, 2/15/19	602,396
400,000	Goldman Sachs Group, Inc. (The), 3.85%, 7/8/24, Callable 4/8/24 @ 100	414,907
550,000	Goldman Sachs Group, Inc. (The), 3.27%(US0003M+120bps), 9/29/25, Callable 9/29/24 @ 100	547,784
2,000,000	Morgan Stanley, 6.63%, 4/1/18, MTN	2,021,911
780,000	Morgan Stanley, Series G, 7.30%, 5/13/19	831,566
1,200,000	Morgan Stanley, 2.21%(US0003M+80bps), 2/14/20, Callable 2/14/19 @ 100	1,204,783
500,000	Morgan Stanley, 5.50%, 7/24/20	536,090
400,000	Morgan Stanley, 2.29%(US0003M+93bps), 7/22/22, Callable 7/22/21 @ 100	403,213

		10,799,079

Chemicals (0.1%):
180,000	Axalta Coating Systems, 4.88%, 8/15/24, Callable 8/15/19 @ 103.66(a)	189,000
170,000	Valvoline, Inc., 4.38%, 8/15/25, Callable 8/15/20 @ 103.28	171,700

		360,700

Commercial Services & Supplies (0.3%):
200,000	Clean Harbors, Inc., 5.13%, 6/1/21, Callable 2/5/18 @ 101.28	202,000
750,000	Republic Services, Inc., 3.80%, 5/15/18	755,185

		957,185

Principal Amount		Fair Value
Corporate Bonds, continued
Consumer Finance (0.8%):
$1,000,000	Discover Bank, 2.00%, 2/21/18	$1,000,070
500,000	Discover Bank, 2.60%, 11/13/18, Callable 10/12/18 @ 100	501,697
400,000	Ford Motor Credit Co. LLC, 2.15%, 1/9/18	400,008
500,000	Ford Motor Credit Co. LLC, 2.55%, 10/5/18	501,452
600,000	General Motors Financial Co., Inc., 3.10%, 1/15/19	603,211

		3,006,438

Containers & Packaging (0.3%):
600,000	Amcor Finance USA, Inc., 3.63%, 4/28/26, Callable 1/28/26 @ 100(a)	591,229
339,188	Beverage Packaging Holdings Luxemberg, 5.75%, 10/15/20, Callable 2/5/18 @ 101.44	344,276
175,000	Crown Americas LLC/Crown Americas Capital Corp., 4.25%, 9/30/26, Callable 3/31/26 @ 100	172,375

		1,107,880

Diversified Consumer Services (0.1%):
185,000	Service Corp. International/US, 4.63%, 12/15/27, Callable 12/15/22 @ 102.31	187,705

Diversified Financial Services (0.1%):
400,000	Berkshire Hathaway Finance Corp., 4.30%, 5/15/43	447,194

Diversified Telecommunication Services (1.2%):
375,000	AT&T, Inc., 3.80%, 3/15/22	387,557
840,000	AT&T, Inc., 4.80%, 6/15/44, Callable 12/15/43 @ 100	830,828
500,000	AT&T, Inc., 5.15%, 11/15/46, Callable 5/15/46 @ 100(a)	511,016
470,000	AT&T, Inc., 4.50%, 3/9/48, Callable 9/9/47 @ 100	440,381
180,000	Level 3 Financing, Inc., 5.25%, 3/15/26, Callable 3/15/21 @ 102.63	176,679
550,000	Verizon Communications, Inc., 4.50%, 8/10/33	576,856
700,000	Verizon Communications, Inc., 3.85%, 11/1/42, Callable 5/1/42 @ 100	633,188
800,000	Verizon Communications, Inc., 4.86%, 8/21/46	833,299
75,000	Zayo Group LLC/Zayo Capital, Inc., 5.75%, 1/15/27, Callable 1/15/22 @ 102.88(a)	76,500

		4,466,304

Electric Utilities (2.3%):
280,000	American Transmission Systems, Inc., 5.00%, 9/1/44, Callable 3/1/44 @ 100(a)	325,463
500,000	Appalachian Power Co., Series H, 5.95%, 5/15/33	613,454
400,000	Cleco Power LLC, 6.00%, 12/1/40	502,564
1,000,000	Duke Energy Progress, Inc., 4.15%, 12/1/44, Callable 6/1/44 @ 100	1,090,745
936,000	Duquesne Light Holdings, Inc., 6.40%, 9/15/20(a)	1,023,555
1,250,000	Florida Power & Light Co., 1.67%(US0003M+28bps), 11/6/20, Callable 5/6/18 @ 100	1,249,996
750,000	Jersey Central Power & Light Co., 6.40%, 5/15/36	916,793
300,000	Midamerican Energy Co., 4.25%, 5/1/46, Callable 11/1/45 @ 100	336,790
100,000	NextEra Energy Operating Partners LP, 4.50%, 9/15/27, Callable 6/15/27 @ 100(a)	99,500

Continued

6

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Corporate Bonds, continued
Electric Utilities, continued
$1,500,000	Oncor Electric Delivery Co. LLC, 4.10%, 6/1/22, Callable 3/1/22 @ 100	$1,579,945
700,000	Public Service Oklahoma, 4.40%, 2/1/21	738,689

		8,477,494

Electronic Equipment, Instruments & Components (0.0%):
100,000	Itron, Inc., 5.00%, 1/15/26, Callable 1/15/21 @ 102.5(a)	100,375

Equity Real Estate Investment Trusts (2.8%):
500,000	Alexandria Real Estate Equities, Inc., 3.45%, 4/30/25, Callable 2/28/25 @ 100	498,338
590,000	American Campus Communities Operating Partnership LP, 3.63%, 11/15/27, Callable 8/15/27 @ 100	583,515
295,000	American Tower Corp., 3.00%, 6/15/23	294,227
400,000	Crown Castle International Corp., 3.20%, 9/1/24, Callable 7/1/24 @ 100	395,852
180,000	GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/1/18, Callable 8/1/18 @ 100	181,350
575,000	HCP, Inc., 4.00%, 12/1/22, Callable 10/1/22 @ 100	602,074
875,000	HCP, Inc., 4.25%, 11/15/23, Callable 8/15/23 @ 100	918,382
400,000	HCP, Inc., 3.88%, 8/15/24, Callable 5/17/24 @ 100	409,419
750,000	Highwoods Realty LP, 7.50%, 4/15/18	761,349
183,000	SBA Communications Corp., 4.00%, 10/1/22, Callable 10/1/19 @ 102(a)	183,229
112,000	SBA Communications Corp., 4.88%, 9/1/24, Callable 9/1/19 @ 103.66	115,080
1,150,000	SL Green Realty Corp., 5.00%, 8/15/18, Callable 6/15/18 @ 100	1,164,090
1,000,000	Ventas Realty LP, 2.00%, 2/15/18, Callable 2/5/18 @ 100	999,943
1,500,000	WEA Finance LLC, 2.70%, 9/17/19, Callable 8/17/19 @ 100(a)	1,508,100
1,440,000	Welltower, Inc., 3.75%, 3/15/23, Callable 12/15/22 @ 100	1,492,211

		10,107,159

Food & Staples Retailing (0.3%):
100,000	Cumberland Farms, Inc., 6.75%, 5/1/25, Callable 5/1/20 @ 105.06(a)	106,000
790,000	Walgreens Boots Alliance, Inc., 3.80%, 11/18/24, Callable 8/18/24 @ 100	806,790
300,000	Walgreens Boots Alliance, Inc., 4.80%, 11/18/44, Callable 5/18/44 @ 100	322,994

		1,235,784

Food Products (0.3%):
46,000	Chobani LLC/Finance Corp., 7.50%, 4/15/25, Callable 4/15/20 @ 105.63(a)	48,760
795,000	Kraft Heinz Foods Co., 3.95%, 7/15/25, Callable 4/15/25 @ 100	821,133
92,000	Pilgrim’s Pride Corp., 5.88%, 9/30/27, Callable 9/30/22 @ 102.94(a)	94,760
170,000	Post Holdings, Inc., 5.75%, 3/1/27, Callable 3/1/22 @ 102.88(a)	172,975

		1,137,628

Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Equipment & Supplies (0.1%):
$190,000	Hill-Rom Holdings, Inc., 5.75%, 9/1/23, Callable 9/1/18 @ 104.31(a)	$198,787
185,000	Hologic, Inc., 4.38%, 10/15/25, Callable 10/15/20 @ 102.19(a)	187,775
92,000	Teleflex, Inc., 4.63%, 11/15/27, Callable 11/15/22 @ 102.31	92,787

		479,349

Health Care Providers & Services (1.4%):
100,000	Aetna, Inc., 1.70%, 6/7/18	99,843
262,000	Centene Corp., 4.75%, 1/15/25, Callable 1/15/20 @ 103.56	266,585
500,000	Cigna Corp., 3.05%, 10/15/27, Callable 7/15/27 @ 100	491,118
125,000	Community Health System, Inc., 6.25%, 3/31/23, Callable 3/31/20 @ 103.13	112,500
77,000	DaVita Healthcare Partners, Inc., 5.00%, 5/1/25, Callable 5/1/20 @ 102.5	76,977
1,000,000	Fresenius Medical Care US Finance II, Inc., 6.50%, 9/15/18(a)	1,031,108
650,000	HCA, Inc., 6.50%, 2/15/20	689,000
850,000	Kaiser Foundation Hospitals, 3.15%, 5/1/27, Callable 2/1/27 @ 100^	850,801
141,000	Molina Healthcare, Inc., 5.38%, 11/15/22, Callable 8/15/22 @ 100	146,993
26,000	Tenet Healthcare Corp., 4.50%, 4/1/21	26,130
131,000	Tenet Healthcare Corp., 4.63%, 7/15/24, Callable 7/15/20 @ 102.31(a)	127,725
550,000	UnitedHealth Group, Inc., 3.75%, 10/15/47, Callable 4/15/47 @ 100	561,147
107,000	WellCare Health Plans, 5.25%, 4/1/25, Callable 4/1/20 @ 103.94	112,885
500,000	WellPoint, Inc., 3.50%, 8/15/24, Callable 5/15/24 @ 100	509,769

		5,102,581

Health Care Technology (0.0%):
170,000	Change Health/ Finance, Inc., 5.75%, 3/1/25, Callable 3/1/20 @ 102.88(a)	170,000

Hotels, Restaurants & Leisure (0.0%):
100,000	MGM Growth/MGM Finance, 5.63%, 5/1/24, Callable 2/1/24 @ 100	106,500

Household Products (0.1%):
160,000	Central Garden & Pet Co., 6.13%, 11/15/23, Callable 11/15/18 @ 104.59	169,200
100,000	Spectrum Brands, Inc., 5.75%, 7/15/25, Callable 7/15/20 @ 102.88	105,250

		274,450

Industrial Conglomerates (0.1%):
273,000	General Electric Capital Corp., 5.88%, 1/14/38, MTN	353,040

Continued

7

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Corporate Bonds, continued
Insurance (0.9%):
$1,600,000	Farmers Exchange Capital III, 5.45%(US0003M+345bps), 10/15/54, Callable 10/15/34 @ 100(a)	$1,724,480
1,000,000	Protective Life Global, 2.07%(US0003M+55bps), 6/8/18(a)	1,001,520
605,000	Protective Life Global, 2.70%, 11/25/20(a)	607,659

		3,333,659

Internet & Direct Marketing Retail (0.2%):
555,000	Amazon.com, Inc., 3.15%, 8/22/27, Callable 5/22/27 @ 100(a)	555,836

IT Services (0.0%):
163,000	First Data Corp., 5.00%, 1/15/24, Callable 1/15/19 @ 102.5(a)	167,686

Life Sciences Tools & Services (0.0%):
176,000	Quintiles Transnational, 4.88%, 5/15/23, Callable 5/15/18 @ 103.66(a)	181,280

Media (0.6%):
360,000	Altice US Finance I Corp., 5.38%, 7/15/23, Callable 7/15/18 @ 104.03(a)	368,100
146,000	CCO Holdings LLC/Capital Corp., 5.13%, 5/1/27, Callable 5/1/22 @ 102.56(a)	143,810
151,000	CCO Holdings LLC/Capital Corp., 5.00%, 2/1/28, Callable 8/1/22 @ 102.5(a)	146,848
400,000	Charter Communications Operating LLC/Capital, 4.46%, 7/23/22, Callable 5/23/22 @ 100	417,340
500,000	Charter Communications Operating LLC/Capital, 6.48%, 10/23/45, Callable 4/23/45 @ 100	582,964
200,000	CSC Holdings LLC, 5.50%, 4/15/27, Callable 4/15/22 @ 102.75(a)	204,000
175,000	CSC Holdings, Inc., 8.63%, 2/15/19	184,625
200,000	Dish DBS Corp., 5.88%, 7/15/22	201,000

		2,248,687

Oil, Gas & Consumable Fuels (1.2%):
350,000	Anadarko Petroleum Corp., 4.50%, 7/15/44, Callable 1/15/44 @ 100	348,780
100,000	Antero Resources Corp., 5.00%, 3/1/25, Callable 3/1/20 @ 103.75	102,000
300,000	Boardwalk Pipeline Partners LP, 4.95%, 12/15/24, Callable 9/15/24 @ 100	321,387
75,000	Cheniere Corpus Christi Holdings LLC, 5.13%, 6/30/27, Callable 1/1/27 @ 100	77,580
100,000	CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25, Callable 10/15/20 @ 104.22(a)	100,500
72,000	Diamondback Energy, Inc., 4.75%, 11/1/24, Callable 11/1/19 @ 103.56	72,270
100,000	Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 1/30/28, Callable 1/30/23 @ 102.88(a)	102,700
700,000	Energy Transfer Partners LP, 5.95%, 10/1/43, Callable 4/1/43 @ 100	744,260
475,000	Noble Energy, Inc., 5.05%, 11/15/44, Callable 5/15/44 @ 100	508,796
70,000	Parsley Energy LLC/Finan, 5.38%, 1/15/25, Callable 1/15/20 @ 104.03(a)	70,700

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$100,000	Parsley Energy LLC/Parsley Finance Corp., 5.63%, 10/15/27, Callable 10/15/22 @ 102.81(a)	$102,250
300,000	Plains All American Pipeline LP, 4.65%, 10/15/25, Callable 7/15/25 @ 100	309,147
37,000	QEP Resources, Inc., 5.38%, 10/1/22, Callable 7/1/22 @ 100	37,833
38,000	QEP Resources, Inc., 5.25%, 5/1/23, Callable 2/1/23 @ 100^	38,451
430,000	Rockies Express Pipeline LLC, 6.85%, 7/15/18(a)	437,525
700,000	Williams Partners LP, 6.30%, 4/15/40	860,958

		4,235,137

Personal Products (0.0%):
180,000	First Quality Finance Co., 4.63%, 5/15/21, Callable 2/5/18 @ 102.31(a)	181,350

Pharmaceuticals (0.1%):
375,000	Teva Pharmaceutical Finance IV LLC, 2.25%, 3/18/20	362,640

Road & Rail (0.1%):
215,000	Burlington North Santa Fe LLC, 4.15%, 4/1/45, Callable 10/1/44 @ 100	233,639

Software (0.2%):
50,000	Cdk Global, Inc., 4.88%, 6/1/27, Callable 6/1/22 @ 102.44(a)	50,625
640,000	Microsoft Corp., 3.75%, 2/12/45, Callable 8/12/44 @ 100	674,237

		724,862

Technology Hardware, Storage & Peripherals (0.3%):
920,000	Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	1,077,352

Tobacco (0.2%):
735,000	BAT Capital Corp., 2.76%, 8/15/22, Callable 7/15/22 @ 100(a)	730,998

Trading Companies & Distributors (0.2%):
800,000	International Lease Finance Corp., 7.13%, 9/1/18(a)	825,495

Wireless Telecommunication Services (0.2%):
148,000	Sprint Communications, Inc., 9.00%, 11/15/18(a)	155,785
516,563	Sprint Spectrum, 3.36%, 3/20/23(a)	519,791

		675,576

Total Corporate Bonds (Cost $93,894,307)		95,336,318

Yankee Dollars (2.7%):
Banks (0.5%):
1,100,000	HBOS plc, Series G, 6.75%, 5/21/18(a)	1,118,648
365,000	Lloyds Banking Group plc, 2.91%(US0003M+81bps), 11/7/23, Callable 11/7/22 @ 100	361,872
635,000	Santander UK Group Holdings plc, 2.88%, 10/16/20	637,099

		2,117,619

Biotechnology (0.2%):
600,000	Shire Acq INV Ireland DA, 1.90%, 9/23/19	594,568

Capital Markets (0.2%):
610,000	Credit Suisse GP Funding, 3.13%, 12/10/20	617,336

Continued

8

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Yankee Dollars, continued
Containers & Packaging (0.1%):
$185,000	OI European Group BV, 4.00%, 3/15/23, Callable 12/15/22 @ 100(a)	$185,250

Diversified Telecommunication Services (0.1%):
110,000	Intelsat Jackson Holdings SA, 9.75%, 7/15/25, Callable 7/15/21 @ 104.88(a)	105,875
400,000	Virgin Media Secured Finance plc, 5.25%, 1/15/26, Callable 1/15/20 @ 102.63(a)	404,000

		509,875

Food & Staples Retailing (0.1%):
475,000	Alimentation Couche-Tard, Inc., 3.55%, 7/26/27, Callable 4/26/27 @ 100(a)	474,560

Hotels, Restaurants & Leisure (0.1%):
255,000	1011778 BC ULC New Red Finance, Inc., 4.25%, 5/15/24, Callable 5/15/20 @ 102.13(a)	254,363

Industrial Conglomerates (0.4%):
1,441,000	GE Capital International Funding, 4.42%, 11/15/35	1,559,532
465,000	Siemens Financieringsmat, 1.70%, 9/15/21(a)	452,345

		2,011,877

Oil, Gas & Consumable Fuels (0.1%):
350,000	Shell International Finance BV, 4.38%, 5/11/45	393,530

Pharmaceuticals (0.6%):
1,000,000	Actavis Funding SCS, 2.35%, 3/12/18	1,000,792
250,000	Actavis Funding SCS, 3.80%, 3/15/25, Callable 12/15/24 @ 100	254,512
78,000	Valeant Pharmaceuticals International, Inc., 5.50%, 11/1/25, Callable 11/1/20 @ 102.75(a)	79,365
350,000	VRX Escrow Corp., 5.88%, 5/15/23, Callable 5/15/18 @ 102.94(a)	324,625
200,000	VRX Escrow Corp., 6.13%, 4/15/25, Callable 4/15/20 @ 103.06(a)	183,000

		1,842,294

Professional Services (0.1%):
121,000	IHS Markit, Ltd., 5.00%, 11/1/22, Callable 8/1/22 @ 100(a)	131,188
54,000	IHS Markit, Ltd., 4.00%, 3/1/26, Callable 12/1/25 @ 100(a)	53,933

		185,121

Semiconductors & Semiconductor Equipment (0.1%):
200,000	NXP BV/NXP Funding LLC, 4.13%, 6/1/21(a)	204,000

Tobacco (0.1%):
500,000	Bat International Finance PLC, 1.85%, 6/15/18(a)	499,575

Total Yankee Dollars (Cost $9,793,876)		9,889,968

Foreign Bonds (3.8%):
Sovereign Bond (3.8%):
1,125,000,000	Japan Treasury Discount Bill, 2/26/18+(c)	9,987,975
445,000,000	Japan Treasury Discount Bill, 3/26/18+(c)	3,950,767

Total Foreign Bonds (Cost $13,994,675)		13,938,742

Principal Amount		Fair Value
Municipal Bonds (1.5%):
California (0.6%):
$615,000	The Regents of the University of California General Revenue Bonds, 6.27%, 5/15/31, Continuously Callable @100	$645,233
700,000	Los Angeles Unified School District, GO, 5.76%, 7/1/29	856,695
800,000	California State, GO, 7.95%, 3/1/36, Continuously Callable @100	893,376

		2,395,304

New York (0.9%):
1,125,000	New York NY, Build America Bonds, GO, 5.05%, 10/1/24	1,250,381
775,000	New York City Transitional Finance Authority Future Tax Secured Revenue, 3.28%, 8/1/29, Continuously Callable @100	778,069
750,000	New York City Municipal Finance Authority Water & Sewer System Revenue, 5.95%, 6/15/42	1,047,908

		3,076,358

Total Municipal Bonds (Cost $5,398,057)		5,471,662

U.S. Government Agency Mortgages (29.7%):
Federal Home Loan Mortgage Corporation (11.1%)
219,994	Class A, Series KF34, 1.73%(US0001M+36bps), 8/25/24	216,839
659,086	3.00%, 3/1/31, Pool #G18592	671,466
1,869,597	2.50%, 12/1/31, Pool #G18622	1,867,380
2,046,283	3.50%, 4/1/44, Pool #G07848	2,119,412
2,950,673	3.50%, 4/1/45, Pool #G60023	3,056,251
2,762,615	4.00%, 12/1/45, Pool #G60344	2,919,027
1,010,954	4.00%, 3/1/46, Pool #G08699	1,057,239
312,395	3.50%, 3/1/46, Pool #G08698	321,280
2,196,840	4.00%, 5/1/46, Pool #G08707	2,297,565
2,721,491	3.00%, 6/1/46, Pool #G08710	2,725,258
2,687,746	3.50%, 6/1/46, Pool #G08711	2,764,292
1,793,666	3.50%, 8/1/46, Pool #G08716	1,844,762
1,340,943	3.00%, 8/1/46, Pool #G08715	1,342,799
359,914	3.00%, 9/1/46, Pool #G08721	360,412
715,363	3.50%, 9/1/46, Pool #G08722	735,742
1,791,925	3.00%, 10/1/46, Pool #G08726	1,794,128
1,932,619	3.00%, 11/1/46, Pool #G08732	1,934,696
2,198,278	3.00%, 1/1/47, Pool #G08741	2,200,413
1,655,202	3.50%, 4/1/47, Pool #G67703	1,709,967
648,156	3.00%, 12/1/47, Pool #G08791	648,653
1,290,582	3.50%, 12/1/47, Pool #G08792	1,327,351
2,187,875	3.50%, 12/1/47, Pool #G67706	2,260,267
2,985,000	3.50%, 1/15/48, TBA	3,065,378
1,195,728	Class HZ, Series 4639, 1.75%, 4/15/53	1,119,721

		40,360,298

Federal National Mortgage Association (11.4%)
1,666,525	3.42%, 10/1/20, Pool #FN0009	1,704,649
948,729	3.43%, 10/1/20, Pool #466386	974,585
1,294,121	3.67%, 10/1/20, Pool #AE0918	1,335,631
2,180,681	3.76%, 12/1/20, Pool #FN0001	2,255,370
972,386	3.94%, 1/1/21, Pool #466969	1,014,316

Continued

9

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$1,245,000	3.06%, 5/1/22, Pool #471258	$1,275,018
758,488	2.51%, 8/1/26, Pool #AN2270	742,970
888,554	3.00%, 2/1/27, Pool #MA2915	906,587
1,367,795	2.97%, 5/1/27, Pool #AL6829	1,377,861
780,000	2.49%, 9/1/28, Pool #AN2840	749,156
791,352	3.13%, 4/1/29, Pool # AN5049	806,445
791,352	3.13%, 4/1/29, Pool # AN5048	806,445
704,817	3.53%, 12/1/30, Pool #AN0475	736,503
725,000	3.17%, 5/1/31, Pool #AN6553	735,059
1,157,265	3.50%, 1/1/32, Pool #AB4262	1,203,218
1,825,000	3.00%, 1/25/32, TBA	1,858,862
717,742	3.00%, 10/1/33, Pool #MA1676	734,021
1,503,645	3.50%, 4/1/43, Pool #MA1404	1,549,775
250,000	4.00%, 1/25/46, TBA	261,435
1,027,737	4.50%, 2/1/46, Pool #AL9106	1,095,011
1,118,356	4.00%, 6/1/47, Pool #MA3027	1,170,443
1,088,885	4.00%, 6/1/47, Pool #AS9830	1,139,711
947,042	4.00%, 7/1/47, Pool #AS9972	991,247
1,136,843	4.00%, 8/1/47, Pool #MA3088	1,189,908
5,805,000	4.50%, 1/25/48, TBA	6,175,975
7,130,000	3.50%, 1/25/48, TBA	7,320,505
1,830,000	3.00%, 1/25/48, TBA	1,830,000

		41,940,706

Government National Mortgage Association (7.2%)
1,148,094	3.50%, 3/20/46, Pool #MA3521	1,188,418
1,190,031	3.50%, 4/20/46, Pool #MA3597	1,231,736
1,426,774	3.50%, 5/20/46, Pool #MA3663	1,476,667
476,779	3.50%, 9/20/46, Pool #MA3937	493,366
2,458,404	3.00%, 12/20/46, Pool #MA4126	2,483,100
1,950,118	3.50%, 1/20/47, Pool #MA4196	2,017,962
409,409	5.00%, 3/20/47, Pool #MA4324	437,011
1,220,955	5.00%, 6/20/47, Pool #MA4513	1,306,903
437,606	3.50%, 6/20/47, Pool #MA4510	452,830
850,201	5.00%, 9/20/47, Pool #MA4722	908,137
922,939	4.00%, 11/20/47, Pool #MA4838	967,066
1,960,000	3.50%, 1/20/48, TBA	2,026,150
1,780,000	3.00%, 1/20/48, TBA	1,796,131
8,425,000	4.50%, 1/20/48, TBA	8,837,036
870,000	4.00%, 1/20/48, TBA	906,907

		26,529,420

Total U.S. Government Agency Mortgages (Cost $109,646,639)		108,830,424

Shares, Principal Amount		Fair Value
U.S. Treasury Obligations (30.5%):
U.S. Treasury Bills (1.4%)
$1,400,000	1.10%, 1/18/18(c)	$1,399,229
208,000	1.23%, 3/1/18(c)(d)	207,574
3,225,000	1.38%, 4/19/18(c)	3,211,628

		4,818,431

U.S. Treasury Bonds (4.4%)
16,100,000	2.75%, 11/15/47	16,126,414

U.S. Treasury Inflation Index Bonds (1.7%)
2,070,000	0.13%, 4/15/18	2,206,218
3,628,000	0.88%, 2/15/47	3,852,322

		6,058,540

U.S. Treasury Inflation Index Notes (2.3%)
1,575,000	1.38%, 7/15/18	1,821,636
2,255,000	0.13%, 4/15/22	2,271,050
2,610,000	0.13%, 7/15/26	2,624,265
1,865,000	0.38%, 7/15/27	1,870,578

		8,587,529

U.S. Treasury Notes (20.7%)
3,790,000	1.88%, 12/31/19	3,788,816
11,615,000	2.00%, 10/31/22	11,513,822
29,450,000	2.00%, 11/30/22	29,181,959
21,060,000	2.13%, 12/31/22	20,972,799
10,995,000	2.25%, 11/15/27	10,839,953

		76,297,349

Total U.S. Treasury Obligations (Cost $111,660,926)		111,888,263

Securities Held as Collateral for Securities on Loan (0.2%):
697,672	AZL MetWest Total Return Bond Fund Securities Lending Collateral Account(e)	697,672

Total Securities Held as Collateral for Securities on Loan (Cost $697,672)		697,672

Unaffiliated Investment Company (7.5%):
27,641,176	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.11%(c)	27,641,176

Total Unaffiliated Investment Company (Cost $27,641,176)		27,641,176

Total Investment Securities (Cost $424,209,109)(f) — 116.3%		426,257,728
Net other assets (liabilities) — (16.3)%		(59,683,255)

Net Assets — 100.0%		$366,574,473

Percentages indicated are based on net assets as of December 31, 2017.

12MTA—12 Month Treasury Average

GO—General Obligation

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

REMIC—Real Estate Mortgage Investment Conduit

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

US0006M—6 Month US Dollar LIBOR

Continued

10

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2017

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $677,669.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2017.

(c)	The rate represents the effective yield at December 31, 2017.

(d)	All or a portion of this security has been pledged as collateral for open derivative positions.

(e)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Short Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
Euro-Bobl Futures (Euro)	3/8/18	48	$(7,578,856)	$25,462

				$25,462

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 2-Year Note April Futures	3/30/18	210	44,962,969	$(87,598)
U.S. Treasury 5-Year Note April Futures	3/30/18	37	4,298,070	7,569
Ultra Long Term US Treasury Bond Futures	3/20/18	5	838,281	15,135

				(64,894)

Total Net Futures Contracts				$(39,432)

Forward Currency Contracts

At December 31, 2017, the Fund’s open forward currency contracts were as follows:

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
U.S. Dollar	3,433,678 Japanese Yen	380,000,000 Goldman Sachs	2/26/18	$51,344
U.S. Dollar	6,653,829 Japanese Yen	745,000,000 Goldman Sachs	2/26/18	22,676
U.S. Dollar	3,985,098 Japanese Yen	445,000,000 Goldman Sachs	3/26/18	17,145

				$91,165

See accompanying notes to the financial statements.

11

AZL MetWest Total Return Bond Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment securities, at cost	$424,209,109

Investment securities, at value*	$426,257,728
Interest and dividends receivable	1,830,297
Unrealized appreciation on forward currency contracts	91,165
Receivable for capital shares issued	254
Receivable for investments sold	645,938
Receivable for variation margin on futures contracts	18,725
Prepaid expenses	2,126

Total Assets	428,846,233

Liabilities:
Payable for investments purchased	61,225,492
Payable for capital shares redeemed	74,346
Payable for collateral received on loaned securities	697,672
Manager fees payable	170,868
Administration fees payable	10,590
Distribution fees payable	77,667
Custodian fees payable	1,867
Administrative and compliance services fees payable	825
Transfer agent fees payable	723
Trustee fees payable	532
Other accrued liabilities	11,178

Total Liabilities	62,271,760

Net Assets	$366,574,473

Net Assets Consist of:
Capital	$358,297,528
Accumulated net investment income/(loss)	6,853,327
Accumulated net realized gains/(losses) from investment transactions	(676,734)
Net unrealized appreciation/(depreciation) on investments	2,100,352

Net Assets	$366,574,473

Shares of beneficial interest (unlimited number of shares authorized, no par value)	35,941,059
Net Asset Value (offering and redemption price per share)	$10.20

*	Includes securities on loan of $677,669.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Interest	$8,960,965
Dividends	68,251
Income from securities lending	742
Other income	18,735

Total Investment Income	9,048,693

Expenses:
Manager fees	2,182,994
Administration fees	129,922
Distribution fees	909,576
Custodian fees	14,190
Administrative and compliance services fees	4,758
Transfer agent fees	5,771
Trustee fees	16,928
Professional fees	20,469
Shareholder reports	6,317
Other expenses	9,469

Total expenses before reductions	3,300,394
Less expenses voluntarily waived/reimbursed by the Manager	(181,921)

Net expenses	3,118,473

Net Investment Income/(Loss)	5,930,220

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions and foreign currencies	199,414
Net realized gains/(losses) on forward currency contracts	220,646
Net realized gains/(losses) on futures contracts	(102,344)
Change in net unrealized appreciation/depreciation on investments	4,904,696
Change in net unrealized appreciation/depreciation on forward currency contracts	91,165
Change in net unrealized appreciation/depreciation on futures contracts	34,588

Net Realized/Unrealized Gains/(Losses) on Investments	5,348,165

Change in Net Assets Resulting From Operations	$11,278,385

See accompanying notes to the financial statements.

12

AZL MetWest Total Return Bond Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$5,930,220	$5,582,933
Net realized gains/(losses) on investment transactions	317,716	998,658
Change in unrealized appreciation/depreciation on investments	5,030,449	2,799,110

Change in net assets resulting from operations	11,278,385	9,380,701

Distributions to Shareholders:
From net investment income	(5,581,130)	(4,414,608)
From net realized gains	(978,549)	(2,155,528)

Change in net assets resulting from distributions to shareholders	(6,559,679)	(6,570,136)

Capital Transactions:
Proceeds from shares issued	11,196,842	48,657,852
Proceeds from dividends reinvested	6,559,679	6,570,136
Value of shares redeemed	(15,153,280)	(91,454,875)

Change in net assets resulting from capital transactions	2,603,241	(36,226,887)

Change in net assets	7,321,947	(33,416,322)
Net Assets:
Beginning of period	359,252,526	392,668,848

End of period	$366,574,473	$359,252,526

Accumulated net investment income/(loss)	$6,853,327	$5,581,105

Share Transactions:
Shares issued	1,095,692	4,747,076
Dividends reinvested	642,476	638,497
Shares redeemed	(1,479,972)	(8,920,718)

Change in shares	258,196	(3,535,145)

See accompanying notes to the financial statements.

13

AZL MetWest Total Return Bond Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	November 17, 2014 to December 31, 2014(a)
Net Asset Value, Beginning of Period	$10.07	$10.01	$10.07	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.17	0.16	0.11	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	0.15	0.07	(0.13)	0.06

Total from Investment Activities	0.32	0.23	(0.02)	0.07

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.11)	(0.01)	—
Net Realized Gains	(0.03)	(0.06)	(0.03)	—

Total Dividends	(0.19)	(0.17)	(0.04)	—

Net Asset Value, End of Period	$10.20	$10.07	$10.01	$10.07

Total Return(b)	3.14%	2.30%	(0.20)%	0.70	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$366,574	$359,253	$392,669	$415,586
Net Investment Income/(Loss)(d)	1.63%	1.45%	1.02%	0.56%
Expenses Before Reductions(d)(e)	0.91%	0.91%	0.89%	0.91%
Expenses Net of Reductions(d)	0.86%	0.86%	0.84%	0.86%
Portfolio Turnover Rate	198%	185%	256%	27	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

14

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MetWest Total Return Bond Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

15

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2017

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $0.3 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $56 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The fund had securities lending transactions of $697,672 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2017.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2017, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2017, the Fund did not engage in any such transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2017, the Fund entered into forward currency contracts in connections with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $- million and the monthly average notional amount for short contracts was $3.7 million. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Statement of Operations.

Futures Contracts

During the year ended December 31, 2017, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are

16

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2017

recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $47.9 million and the monthly average notional amount for short contracts was $6.4 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Interest Rate Risk

Futures Contracts	Receivable for variation margin on futures contracts	$48,166	Payable for variation margin on futures contracts	$87,598

Foreign Exchange Rate Risk

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	91,165	Unrealized depreciation on forward currency contracts	—

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Interest Rate Risk

Futures Contracts	Net Realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$(102,344)	$34,588

Foreign Exchange Risk

Forward Currency Contracts	Net Realized gains/(losses) on forward currency contracts/ Change in net unrealized appreciation/depreciation on forward currency contracts	220,646	91,165

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2017. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017.

As of December 31, 2017, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward currency contracts	$91,165	$—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	91,165	—

Total assets and liabilities subject to a master netting agreement or similar agreement (“MNA”)	$91,165	$—

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2017:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets
Goldman Sachs	$91,165	$—	$—	$—	$91,165

Total	$91,165	$—	$—	$—	$91,165

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

17

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2017

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with Metropolitan West Asset Management, LLC (“MetWest”), MetWest provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL MetWest Total Return Bond Fund	0.60%	0.91%

*	The Manager voluntarily reduced the management fee to 0.55% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $3,871 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

18

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2017

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Other^	Total

Asset Backed Securities	$—	$19,298,126	$—	$19,298,126
Collateralized Mortgage Obligations	—	33,265,377	—	33,265,377
Corporate Bonds+	—	95,336,318	—	95,336,318
Foreign Bonds+	—	13,938,742	—	13,938,742
Municipal Bonds	—	5,471,662	—	5,471,662
Securities Held as Collateral for Securities on Loan	—	—	697,672	697,672
U.S. Government Agency Mortgages	—	108,830,424	—	108,830,424
U.S. Treasury Obligations	—	111,888,263	—	111,888,263
Yankee Dollars+	—	9,889,968	—	9,889,968
Unaffiliated Investment Company	27,641,176	—	—	27,641,176

Total Investment Securities	27,641,176	397,948,880	697,672	426,257,728

Other Financial Instruments:*
Futures Contracts	(39,432)	—	—	(39,432)
Forward Currency Contracts	—	91,165	—	91,165

Total Investments	$27,601,744	$398,040,045	$697,672	$426,309,461

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures and forward currency contracts. Forward currency contracts are recorded in the financial statements at the unrealized gain or loss on the investment and futures contracts are presented at variation margin.

^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MetWest Total Return Bond Fund	$664,231,186	$690,820,020

19

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2017

For the year ended December 31, 2017, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales
AZL MetWest Total Return Bond Fund	$600,388,574	$630,261,065

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $424,269,635. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$3,827,590
Unrealized (depreciation)	(1,839,497)

Net unrealized appreciation/(depreciation)	$1,988,093

As of the end of its tax year ended December 31, 2017, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL MetWest Total Return Bond Fund	$367,165	$288,476	$655,641

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MetWest Total Return Bond Fund	$6,146,557	$413,122	$6,559,679

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

20

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2017

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MetWest Total Return Bond Fund	$6,537,404	$32,732	$6,570,136

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MetWest Total Return Bond Fund	$6,944,492	$—	$(655,640)	$1,988,093	$8,276,945

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had multiple shareholder accounts which are affiliated with the Investment Adviser representing ownership in excess of 80% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL MetWest Total Return Bond Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the three-year period then ended and the period from November 17, 2014 (commencement of operations) to December 31, 2014. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the each of the years in the three-year period then ended and the period from November 17, 2014 to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

22

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2017, the Fund declared net short-term capital gain distributions of $565,378.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $413,122.

23

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

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objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.
The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

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The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured	ANNRPT1217 2/18

AZL® Mid Cap Index Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Mid Cap Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Mid Cap Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the Class 2 shares of the AZL® Mid Cap Index Fund (the “Fund”) returned 15.80%. That compared to a 16.24% total return for its benchmark, the S&P MidCap 400 Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of mid-cap stocks’ performance. It is an unmanaged, market capitalization-weighted index composed of mid-capitalization U.S. equities.*

Steady economic growth and a strengthening labor market helped support the U.S. Federal Reserve’s decision to increase the federal funds rate by 25 basis points (0.25%) in March. It marked the second rate hike in the past six months and drove higher performance among more growth-oriented and cyclical assets.

Political risk created a headwind for U.S. equities in the second quarter of 2017. In May, President Trump’s firing of FBI Director James Comey and the subsequent investigation of pre-election correspondence between administration members and Russian officials became an enduring source of negative market sentiment. One of the largest single-day dips of the quarter occurred in the wake of the House Oversight Committee’s request for all documents from meetings between President Trump and Comey on May 17.

The third quarter witnessed investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop, despite threats from an increasingly hostile North Korea and a damaging hurricane season. As a result, volatility dropped to the lowest levels in recorded history, with the CBOE Volatility index2 averaging a record low of 10.94 in the quarter.

The U.S. economy continued to demonstrate strength throughout the fourth quarter. Unemployment dipped to 4.1%, the lowest level since 2000. Third quarter gross domestic product3 (GDP) surged to 4.1% year over year, and real GDP rose 2.3% year over year, which boosted investor confidence.

The Fund underperformed it’s benchmark for the period. From a sector perspective, the strongest returns in the S&P 400 Index came from information technology stocks (+25.11%). Increases were seen across most sectors, with other strong gains posted in the industrials (+23.20%) and health care (+22.71%) sectors. In contrast, the telecommunication services (-41.16%) and energy (-15.84%) sectors experienced negative returns for the reporting period.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a slightly negative impact on relative results.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	Chicago Board Options Exchange (CBOE) Volatility Index shows the markets expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking, is calculated from both calls and puts, and is a widely used measure of market risk.
[3]	Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced in a period of time.

1

AZL® Mid Cap Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s MidCap 400 Index (“S&P 400”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 and in derivative instruments linked to the S&P 400, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	Inception	1	3	5	Since
	Date	Year	Year	Year	Inception
AZL® Mid Cap Index Fund (Class 1 Shares)	10/14/16	16.08%	—	—	21.39%
AZL® Mid Cap Index Fund (Class 2 Shares)	5/1/09	15.80%	10.46%	14.33%	16.11%
S&P MidCap 400 Index	5/1/09	16.24%	11.14%	15.01%	16.93%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Mid Cap Index Fund (Class 1 Shares)	0.31%
AZL® Mid Cap Index Fund (Class 2 Shares)	0.56%

Expense Ratios are based on the current Fund prospectus dated May 1, 2017. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s MidCap 400 Index (“S&P 400”), which is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Mid Cap Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Mid Cap Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Mid Cap Index Fund, Class 1	$1,000.00	$1,094.50	$1.58	0.30%
AZL Mid Cap Index Fund, Class 2	$1,000.00	$1,092.80	$2.90	0.55%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Mid Cap Index Fund, Class 1	$1,000.00	$1,023.69	$1.53	0.30%
AZL Mid Cap Index Fund, Class 2	$1,000.00	$1,022.43	$2.80	0.55%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	18.1%
Financials	16.8
Industrials	15.3
Consumer Discretionary	11.8
Real Estate	8.7
Health Care	7.2
Materials	7.0
Utilities	5.2
Energy	4.1
Consumer Staples	3.7
Telecommunication Services	0.1

Total Common Stocks and Private Placements	98.0
Securities Held as Collateral for Securities on Loan	26.2
Money Market	2.1

Total Investment Securities	126.3
Net other assets (liabilities)	(26.3)

Net Assets	100.0%

3

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks (96.5%):
Aerospace & Defense (1.9%):
30,205	Curtiss-Wright Corp.	$3,680,479
18,068	Esterline Technologies Corp.*	1,349,680
31,077	Huntington Ingalls Industries, Inc.	7,324,848
35,218	KLX, Inc.*	2,403,629
39,470	Orbital ATK, Inc.	5,190,305
24,248	Teledyne Technologies, Inc.*	4,392,525

		24,341,466

Airlines (0.4%):
219,556	JetBlue Airways Corp.*	4,904,881

Auto Components (1.0%):
35,110	Cooper Tire & Rubber Co.^	1,241,139
99,104	Dana Holding Corp.	3,172,319
60,870	Delphi Technologies plc*	3,193,849
194,384	Gentex Corp.^	4,072,344

		11,679,651

Automobiles (0.4%):
33,537	Thor Industries, Inc.	5,054,697

Banks (8.2%):
103,544	Associated Banc-Corp.	2,630,018
57,628	BancorpSouth Bank	1,812,401
29,085	Bank of Hawaii Corp.^	2,492,585
83,098	Bank of the Ozarks, Inc.^	4,026,098
51,935	Cathay General Bancorp	2,190,099
48,686	Chemical Financial Corp.	2,603,240
64,438	Commerce Bancshares, Inc.^	3,598,218
39,333	Cullen/Frost Bankers, Inc.^	3,722,868
98,889	East West Bancorp, Inc.	6,015,417
221,543	F.N.B. Corp.^	3,061,724
222,375	First Horizon National Corp.^	4,445,276
119,943	Fulton Financial Corp.^	2,146,980
58,279	Hancock Holding Co.	2,884,811
108,192	Home Bancshares, Inc.	2,515,464
37,108	International Bancshares Corp.	1,473,188
57,382	MB Financial, Inc.	2,554,647
88,258	PacWest Bancorp	4,448,203
50,453	Pinnacle Financial Partners, Inc.	3,345,034
47,601	Prosperity Bancshares, Inc.^	3,335,402
36,742	Signature Bank*	5,043,206
153,668	Sterling Bancorp	3,780,233
36,087	SVB Financial Group*	8,436,057
81,842	Synovus Financial Corp.	3,923,505
117,738	TCF Financial Corp.	2,413,629
33,962	Texas Capital Bancshares, Inc.*^	3,019,222
46,431	Trustmark Corp.^	1,479,292
30,061	UMB Financial Corp.^	2,161,987
150,688	Umpqua Holdings Corp.	3,134,310
71,876	United Bankshares, Inc.^	2,497,691
181,216	Valley National Bancorp^	2,033,244
63,022	Webster Financial Corp.^	3,539,316
38,239	Wintrust Financial Corp.	3,149,746

		103,913,111

Shares		Fair Value
Common Stocks, continued
Beverages (0.1%):
5,936	Boston Beer Co., Inc. (The), Class A*^	$1,134,370

Biotechnology (0.7%):
74,038	Bioverativ, Inc.*^	3,992,129
29,578	United Therapeutics Corp.*	4,376,065

		8,368,194

Building Products (0.4%):
25,732	Lennox International, Inc.^	5,358,946

Capital Markets (3.5%):
81,086	Eaton Vance Corp.	4,572,440
26,806	FactSet Research Systems, Inc.^	5,167,125
61,530	Federated Investors, Inc., Class B^	2,220,002
48,829	Interactive Brokers Group, Inc., Class A	2,891,165
123,580	Janus Henderson Group plc^	4,728,171
58,766	Legg Mason, Inc.^	2,466,997
25,743	MarketAxess Holdings, Inc.^	5,193,650
61,675	MSCI, Inc., Class A	7,804,354
89,728	SEI Investments Co.	6,447,854
47,003	Stifel Financial Corp.	2,799,499

		44,291,257

Chemicals (2.9%):
42,540	Ashland Global Holdings, Inc.	3,028,848
42,405	Cabot Corp.	2,611,724
126,688	Chemours Co. (The)	6,342,001
24,188	Minerals Technologies, Inc.	1,665,344
6,334	NewMarket Corp.	2,517,068
113,738	Olin Corp.	4,046,798
55,270	PolyOne Corp.	2,404,245
91,409	RPM International, Inc.	4,791,660
27,971	Scotts Miracle-Gro Co. (The)^	2,992,617
29,758	Sensient Technologies Corp.	2,176,798
138,680	Valvoline, Inc.^	3,475,321

		36,052,424

Commercial Services & Supplies (1.8%):
34,534	Brink’s Co. (The)	2,717,826
35,544	Clean Harbors, Inc.*	1,926,485
137,648	Copart, Inc.*^	5,945,016
32,984	Deluxe Corp.^	2,534,491
40,940	Herman Miller, Inc.	1,639,647
29,459	HNI Corp.	1,136,234
23,168	MSA Safety, Inc.	1,795,983
127,868	Pitney Bowes, Inc.	1,429,564
65,677	Rollins, Inc.^	3,055,951

		22,181,197

Communications Equipment (1.0%):
120,838	ARRIS International plc*	3,104,329
97,754	Ciena Corp.*^	2,045,991
23,756	InterDigital, Inc.	1,809,019
59,712	NetScout Systems, Inc.*^	1,818,230
22,586	Plantronics, Inc.	1,137,883
37,065	ViaSat, Inc.*^	2,774,315

		12,689,767

Continued

4

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Construction & Engineering (1.3%):
107,923	Aecom Technology Corp.*	$4,009,338
21,171	Dycom Industries, Inc.*^	2,359,085
40,252	Emcor Group, Inc.	3,290,601
27,269	Granite Construction, Inc.^	1,729,673
95,926	KBR, Inc.^	1,902,213
15,469	Valmont Industries, Inc.	2,565,534

		15,856,444

Construction Materials (0.3%):
33,273	Eagle Materials, Inc., Class A	3,769,831

Consumer Finance (0.3%):
296,025	SLM Corp.*	3,345,083

Containers & Packaging (1.2%):
42,623	AptarGroup, Inc.	3,677,512
62,170	Bemis Co., Inc.	2,971,104
17,679	Greif, Inc., Class A	1,070,994
111,576	Owens-Illinois, Inc.*	2,473,640
50,676	Silgan Holdings, Inc.^	1,489,368
68,111	Sonoco Products Co.	3,619,419

		15,302,037

Distributors (0.3%):
27,486	Pool Corp.	3,563,560

Diversified Consumer Services (0.8%):
41,550	Adtalem Global Education, Inc.*^	1,747,178
3,170	Graham Holdings Co., Class B	1,769,969
128,305	Service Corp. International^	4,788,342
25,521	Sotheby’s*^	1,316,884

		9,622,373

Electric Utilities (1.8%):
147,570	Great Plains Energy, Inc.	4,757,657
74,462	Hawaiian Electric Industries, Inc.^	2,691,801
34,399	IDACORP, Inc.	3,142,693
136,757	OGE Energy Corp.	4,500,673
54,415	PNM Resources, Inc.	2,201,087
97,227	Westar Energy, Inc.	5,133,585

		22,427,496

Electrical Equipment (0.7%):
28,853	EnerSys	2,009,034
37,447	Hubbell, Inc.	5,068,077
30,333	Regal-Beloit Corp.	2,323,508

		9,400,619

Electronic Equipment, Instruments & Components (4.9%):
60,270	Arrow Electronics, Inc.*	4,846,311
82,853	Avnet, Inc.	3,282,636
28,877	Belden, Inc.^	2,228,438
118,468	Cognex Corp.	7,245,502
16,851	Coherent, Inc.*	4,755,689
25,667	IPG Photonics Corp.*^	5,496,075
120,890	Jabil, Inc.	3,173,363
126,861	Keysight Technologies, Inc.*	5,277,418
60,916	Knowles Corp.*^	893,029

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
15,538	Littlelfuse, Inc.^	$3,073,727
73,305	National Instruments Corp.	3,051,687
19,980	SYNNEX Corp.	2,716,281
23,764	Tech Data Corp.*	2,328,159
172,295	Trimble Navigation, Ltd.*	7,002,069
76,810	VeriFone Systems, Inc.*^	1,360,305
90,215	Vishay Intertechnology, Inc.^	1,871,961
36,400	Zebra Technologies Corp., Class A*	3,778,320

		62,380,970

Energy Equipment & Services (1.4%):
30,183	Core Laboratories NV^	3,306,548
43,734	Diamond Offshore Drilling, Inc.*	813,015
25,888	Dril-Quip, Inc.*^	1,234,858
298,525	Ensco plc, Class A, ADR^	1,764,283
217,634	Nabors Industries, Ltd.^	1,486,440
67,279	Oceaneering International, Inc.^	1,422,278
152,289	Patterson-UTI Energy, Inc.^	3,504,170
77,647	Rowan Cos. plc, Class A*^	1,215,952
104,081	Superior Energy Services, Inc.*	1,002,300
267,733	Transocean, Ltd.*	2,859,388

		18,609,232

Equity Real Estate Investment Trusts (8.3%):
93,531	American Campus Communities, Inc.	3,837,577
63,494	Camden Property Trust	5,845,259
80,917	Corecivic, Inc.	1,820,633
23,397	Coresite Realty Corp.^	2,664,918
68,330	Corporate Office Properties Trust^	1,995,236
288,155	Cousins Properties, Inc.^	2,665,434
62,465	Cyrusone, Inc.^	3,718,541
63,836	DCT Industrial Trust, Inc.	3,752,280
109,324	Douglas Emmett, Inc.	4,488,843
52,049	Education Realty Trust, Inc.^	1,817,551
43,939	EPR Properties	2,876,247
82,192	First Industrial Realty Trust, Inc.	2,586,582
84,906	Geo Group, Inc. (The)	2,003,782
85,663	Healthcare Realty Trust, Inc.^	2,751,496
70,983	Highwoods Properties, Inc.	3,613,745
109,624	Hospitality Properties Trust	3,272,276
64,039	JBG SMITH Properties	2,224,074
67,409	Kilroy Realty Corp.	5,032,082
57,515	Lamar Advertising Co., Class A^	4,269,914
77,618	LaSalle Hotel Properties^	2,178,737
101,012	Liberty Property Trust	4,344,526
31,870	Life Storage, Inc.^	2,838,661
62,027	Mack-Cali Realty Corp.	1,337,302
249,463	Medical Properties Trust, Inc.^	3,437,600
104,119	National Retail Properties, Inc.^	4,490,652
135,642	Omega Healthcare Investors, Inc.^	3,735,581
27,842	Potlatch Corp.	1,389,316
64,011	Quality Care Properties*	883,992
88,559	Rayonier, Inc.	2,801,121
122,086	Sabra Health Care REIT, Inc.	2,291,554

Continued

5

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
158,535	Senior Housing Properties Trust	$3,035,945
64,846	Tanger Factory Outlet Centers, Inc.^	1,719,067
41,584	Taubman Centers, Inc.^	2,720,841
112,914	Uniti Group, Inc.^	2,008,740
72,754	Urban Edge Properties^	1,854,499
126,327	Washington Prime Group, Inc.^	899,448
81,915	Weingarten Realty Investors	2,692,546

		105,896,598

Food & Staples Retailing (0.5%):
26,164	Casey’s General Stores, Inc.^	2,928,798
84,714	Sprouts Farmers Market, Inc.*^	2,062,786
34,796	United Natural Foods, Inc.*^	1,714,399

		6,705,983

Food Products (2.5%):
61,638	Dean Foods Co.^	712,535
126,375	Flowers Foods, Inc.^	2,440,301
71,051	Hain Celestial Group, Inc.*	3,011,852
49,213	Ingredion, Inc.	6,879,978
100,038	Lamb Weston Holding, Inc.	5,647,145
13,374	Lancaster Colony Corp.^	1,728,055
45,289	Post Holdings, Inc.*^	3,588,247
13,692	Sanderson Farms, Inc.^	1,900,176
58,706	Snyders-Lance, Inc.	2,939,996
12,864	Tootsie Roll Industries, Inc.^	468,250
39,177	TreeHouse Foods, Inc.*^	1,937,694

		31,254,229

Gas Utilities (2.1%):
75,850	Atmos Energy Corp.	6,514,757
58,640	National Fuel Gas Co.	3,219,922
59,418	New Jersey Resources Corp.	2,388,604
35,719	ONE Gas, Inc.	2,616,774
32,669	Southwest Gas Corp.	2,629,201
118,603	UGI Corp.	5,568,411
35,147	WGL Holdings, Inc.^	3,017,018

		25,954,687

Health Care Equipment & Supplies (2.9%):
28,737	ABIOMED, Inc.*	5,385,601
49,615	Globus Medical, Inc., Class A*^	2,039,177
32,084	Halyard Health, Inc.*^	1,481,639
45,036	Hill-Rom Holdings, Inc.	3,796,084
29,661	LivaNova plc*^	2,370,507
32,531	Masimo Corp.*	2,758,629
34,895	NuVasive, Inc.*	2,041,009
58,209	STERIS plc^	5,091,541
30,821	Teleflex, Inc.	7,668,881
50,819	West Pharmaceutical Services, Inc.	5,014,311

		37,647,379

Health Care Providers & Services (1.6%):
55,924	Acadia Healthcare Co., Inc.*^	1,824,800
67,567	HealthSouth Corp.	3,338,485

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
27,036	LifePoint Hospitals, Inc.*^	$1,346,393
64,103	MEDNAX, Inc.*	3,425,664
30,080	Molina Healthcare, Inc.*^	2,306,534
41,980	Owens & Minor, Inc.^	792,582
54,742	Tenet Healthcare Corp.*^	829,889
30,453	WellCare Health Plans, Inc.*	6,124,404

		19,988,751

Health Care Technology (0.3%):
123,768	Allscripts Healthcare Solutions, Inc.*	1,800,824
40,001	Medidata Solutions, Inc.*^	2,534,864

		4,335,688

Hotels, Restaurants & Leisure (2.5%):
31,752	Brinker International, Inc.^	1,233,248
10,352	Buffalo Wild Wings, Inc.*	1,618,535
29,210	Cheesecake Factory, Inc. (The)^	1,407,338
8,870	Churchill Downs, Inc.	2,064,049
16,451	Cracker Barrel Old Country Store, Inc.^	2,613,899
29,935	Domino’s Pizza, Inc.^	5,656,518
61,858	Dunkin’ Brands Group, Inc.^	3,987,985
72,116	Ilg, Inc.	2,053,864
16,864	International Speedway Corp., Class A	672,030
20,152	Jack in the Box, Inc.	1,977,113
17,554	Papa John’s International, Inc.^	984,955
53,357	Six Flags Entertainment Corp.^	3,551,975
44,838	Texas Roadhouse, Inc.	2,362,066
124,525	Wendy’s Co. (The)^	2,044,701

		32,228,276

Household Durables (2.0%):
52,097	CalAtlantic Group, Inc.	2,937,750
18,678	Helen of Troy, Ltd.*^	1,799,625
57,605	KB Home^	1,840,480
2,380	NVR, Inc.*	8,349,563
31,519	Tempur Sealy International, Inc.*	1,975,926
100,717	Toll Brothers, Inc.^	4,836,430
102,956	TRI Pointe Homes, Inc.*^	1,844,972
34,833	Tupperware Brands Corp.	2,184,029

		25,768,775

Household Products (0.2%):
41,611	Energizer Holdings, Inc.^	1,996,496

Industrial Conglomerates (0.4%):
42,424	Carlisle Cos., Inc.	4,821,488

Insurance (4.3%):
9,952	Alleghany Corp.*	5,932,288
47,295	American Financial Group, Inc.	5,133,399
41,108	Aspen Insurance Holdings, Ltd.	1,668,985
79,728	Brown & Brown, Inc.	4,102,803
113,058	CNO Financial Group, Inc.	2,791,402
76,079	First American Financial Corp.	4,263,467
342,633	Genworth Financial, Inc., Class A*	1,065,589
29,209	Hanover Insurance Group, Inc. (The)	3,156,909

Continued

6

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Insurance, continued
33,480	Kemper Corp.	$2,306,772
25,356	Mercury General Corp.^	1,355,025
169,224	Old Republic International Corp.^	3,618,009
30,308	Primerica, Inc.	3,077,777
44,296	Reinsurance Group of America, Inc.	6,907,075
27,610	RenaissanceRe Holdings, Ltd.	3,467,540
66,560	W.R. Berkley Corp.	4,769,024

		53,616,064

Internet & Direct Marketing Retail (0.0%):
1,283	HSN, Inc.	51,769

Internet Software & Services (0.6%):
48,974	Cars.com, Inc.*^	1,412,410
33,117	j2 Global, Inc.^	2,484,769
36,033	LogMeIn, Inc.	4,125,778

		8,022,957

IT Services (3.4%):
54,280	Acxiom Corp.*	1,495,957
79,739	Broadridge Financial Solutions, Inc.	7,222,758
63,305	Convergys Corp.^	1,487,668
56,389	CoreLogic, Inc.*	2,605,736
41,212	DST Systems, Inc.	2,558,029
52,892	Jack Henry & Associates, Inc.	6,186,248
97,337	Leidos Holdings, Inc.	6,285,049
44,621	Maximus, Inc.	3,193,971
142,799	Sabre Corp.^	2,927,380
29,604	Science Applications International Corp.	2,266,778
82,836	Teradata Corp.*^	3,185,873
27,320	WEX, Inc.*^	3,858,404

		43,273,851

Leisure Products (0.7%):
60,026	Brunswick Corp.	3,314,636
39,799	Polaris Industries, Inc.	4,934,678

		8,249,314

Life Sciences Tools & Services (0.9%):
13,831	Bio-Rad Laboratories, Inc., Class A*	3,301,045
25,612	Bio-Techne Corp.	3,318,035
32,404	Charles River Laboratories International, Inc.*	3,546,618
38,559	INC Research Holdings, Inc., Class A*^	1,681,172

		11,846,870

Machinery (5.0%):
45,147	AGCO Corp.	3,224,850
34,531	Crane Co.	3,080,856
88,927	Donaldson Co., Inc.	4,352,977
115,191	Graco, Inc.^	5,208,936
52,257	IDEX Corp.	6,896,355
60,219	ITT, Inc.	3,213,888
55,485	Kennametal, Inc.	2,686,029
42,301	Lincoln Electric Holdings, Inc.	3,873,926
34,741	Nordson Corp.	5,086,082
51,430	OshKosh Corp.	4,674,473

Shares		Fair Value
Common Stocks, continued
Machinery, continued
54,711	Terex Corp.^	$2,638,164
46,750	Timken Co.	2,297,763
73,755	Toro Co.	4,811,039
103,858	Trinity Industries, Inc.^	3,890,521
58,472	Wabtec Corp.^	4,761,375
37,707	Woodward, Inc.	2,886,094

		63,583,328

Marine (0.2%):
36,771	Kirby Corp.*^	2,456,303

Media (1.4%):
34,499	AMC Networks, Inc., Class A*^	1,865,706
3,210	Cable One, Inc.^	2,257,754
72,577	Cinemark Holdings, Inc.^	2,527,130
30,525	John Wiley & Sons, Inc., Class A	2,007,019
91,680	Live Nation, Inc.*	3,902,817
27,077	Meredith Corp.^	1,788,436
86,169	New York Times Co. (The), Class A^	1,594,127
147,259	Tegna, Inc.	2,073,407

		18,016,396

Metals & Mining (2.2%):
86,141	Allegheny Technologies, Inc.*^	2,079,444
32,029	Carpenter Technology Corp.^	1,633,159
79,323	Commercial Metals Co.	1,691,166
23,148	Compass Minerals International, Inc.^	1,672,443
49,895	Reliance Steel & Aluminum Co.	4,280,492
44,776	Royal Gold, Inc.	3,677,005
162,118	Steel Dynamics, Inc.	6,992,149
119,541	United States Steel Corp.	4,206,648
30,592	Worthington Industries, Inc.	1,347,884

		27,580,390

Multiline Retail (0.2%):
29,046	Big Lots, Inc.^	1,630,933
14,300	Dillard’s, Inc., Class A^	858,715

		2,489,648

Multi-Utilities (0.9%):
36,631	Black Hills Corp.^	2,201,889
133,844	MDU Resources Group, Inc.	3,597,727
33,260	NorthWestern Corp.	1,985,622
56,773	Vectren Corp.	3,691,381

		11,476,619

Oil, Gas & Consumable Fuels (2.7%):
137,898	Callon Petroleum Co.*^	1,675,461
144,895	CNX Resources Corp.*	2,119,814
66,417	Energen Corp.*	3,823,627
112,608	Gulfport Energy Corp.*	1,436,878
121,306	HollyFrontier Corp.^	6,213,292
65,805	Matador Resources Co.*^	2,048,510
110,846	Murphy Oil Corp.^	3,441,768
75,262	PBF Energy, Inc., Class A^	2,668,038
164,766	QEP Resources, Inc.*	1,576,811

Continued

7

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
70,223	SM Energy Co.^	$1,550,524
350,466	Southwestern Energy Co.*^	1,955,600
46,292	World Fuel Services Corp.	1,302,657
272,055	WPX Energy, Inc.*	3,827,814

		33,640,794

Paper & Forest Products (0.4%):
42,912	Domtar Corp.	2,125,002
99,135	Louisiana-Pacific Corp.*	2,603,285

		4,728,287

Personal Products (0.4%):
297,469	Avon Products, Inc.*	639,558
38,410	Edgewell Personal Care Co.*^	2,281,170
33,882	Nu Skin Enterprises, Inc., Class A^	2,311,769

		5,232,497

Pharmaceuticals (0.8%):
64,182	Akorn, Inc.*^	2,068,586
90,929	Catalent, Inc.*	3,735,364
137,601	Endo International plc*	1,066,408
65,049	Mallinckrodt plc*^	1,467,505
36,337	Prestige Brands Holdings, Inc.*^	1,613,726

		9,951,589

Professional Services (0.7%):
25,296	Dun & Bradstreet Corp.	2,995,299
45,354	Manpower, Inc.	5,719,593

		8,714,892

Real Estate Management & Development (0.4%):
31,518	Alexander & Baldwin, Inc.	874,309
31,056	Jones Lang LaSalle, Inc.	4,625,170

		5,499,479

Road & Rail (1.8%):
49,037	Avis Budget Group, Inc.*^	2,151,744
42,213	Genesee & Wyoming, Inc., Class A*^	3,323,429
87,653	Knight-Swift Transportation Holdings, Inc.^	3,832,189
28,695	Landstar System, Inc.	2,987,150
46,776	Old Dominion Freight Line, Inc.	6,153,383
36,236	Ryder System, Inc.	3,049,984
30,659	Werner Enterprises, Inc.^	1,184,970

		22,682,849

Semiconductors & Semiconductor Equipment (2.9%):
43,569	Cirrus Logic, Inc.*	2,259,488
67,151	Cree, Inc.*^	2,493,988
228,242	Cypress Semiconductor Corp.^	3,478,408
55,744	First Solar, Inc.*	3,763,835
90,863	Integrated Device Technology, Inc.*^	2,701,357
80,481	Microsemi Corp.*	4,156,844
37,125	MKS Instruments, Inc.	3,508,313
26,098	Monolithic Power Systems, Inc.	2,932,371
29,106	Silicon Laboratories, Inc.*	2,570,060
23,597	Synaptics, Inc.*^	942,464

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
134,182	Teradyne, Inc.	$5,618,200
74,446	Versum Materials, Inc.	2,817,781

		37,243,109

Software (3.5%):
81,129	ACI Worldwide, Inc.*^	1,839,194
32,876	Blackbaud, Inc.^	3,106,453
89,883	CDK Global, Inc.	6,406,860
29,384	CommVault Systems, Inc.*	1,542,660
20,517	Fair Isaac Corp.	3,143,204
102,351	Fortinet, Inc.*	4,471,715
47,210	Manhattan Associates, Inc.*^	2,338,783
79,079	PTC, Inc.*	4,805,631
78,014	Take-Two Interactive Software, Inc.*	8,564,378
23,897	Tyler Technologies, Inc.*	4,230,964
19,426	Ultimate Software Group, Inc. (The)*^	4,239,336

		44,689,178

Specialty Retail (1.8%):
42,610	Aaron’s, Inc.	1,698,009
115,135	American Eagle Outfitters, Inc.	2,164,538
40,583	AutoNation, Inc.*	2,083,125
98,071	Bed Bath & Beyond, Inc.^	2,156,581
56,598	Dick’s Sporting Goods, Inc.	1,626,627
69,356	GameStop Corp., Class A^	1,244,940
75,594	Michaels Cos., Inc. (The)*^	1,828,619
22,143	Murphy U.S.A., Inc.*^	1,779,411
353,337	Office Depot, Inc.	1,250,813
87,977	Sally Beauty Holdings, Inc.*^	1,650,449
54,827	Urban Outfitters, Inc.*^	1,922,235
53,210	Williams-Sonoma, Inc.^	2,750,956

		22,156,303

Technology Hardware, Storage & Peripherals (0.3%):
76,996	3D Systems Corp.*^	665,245
51,374	Diebold, Inc.^	839,965
83,444	NCR Corp.*^	2,836,262

		4,341,472

Textiles, Apparel & Luxury Goods (0.7%):
32,390	Carter’s, Inc.	3,805,500
21,882	Deckers Outdoor Corp.*^	1,756,031
91,646	Skechers U.S.A., Inc., Class A*	3,467,885

		9,029,416

Thrifts & Mortgage Finance (0.5%):
334,930	New York Community Bancorp, Inc.^	4,360,789
59,657	Washington Federal, Inc.	2,043,252

		6,404,041

Trading Companies & Distributors (0.7%):
26,215	GATX Corp.^	1,629,524
30,489	MSC Industrial Direct Co., Inc., Class A	2,947,067
73,009	NOW, Inc.*^	805,289
20,882	Watsco, Inc.	3,550,776

		8,932,656

Continued

8

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Water Utilities (0.4%):
121,655	Aqua America, Inc.^	$4,772,526

Wireless Telecommunication Services (0.1%):
62,854	Telephone & Data Systems, Inc.	1,747,341

Total Common Stocks (Cost $955,202,700)		1,221,275,894

Private Placements (1.5%):
Internet & Direct Marketing Retail (0.9%):
76,914	Airbnb, Inc., Series D, 0.00%(a)(b)	9,712,699
31,852	Flipkart, Series D, 0.00%(a)(b)	2,806,591

		12,519,290

Internet Software & Services (0.4%):
245,606	DropBox, Inc., 0.00%*(a)(b)	3,487,606
116,948	SurveyMonkey, 0.00%*(a)(b)	975,346

		4,462,952

Software (0.2%):
229,712	Palantir Technologies, Inc., Series G, 0.00%*(a)(b)	1,302,468
67,672	Palantir Technologies, Inc., Series H, 0.00%(a)(b)	383,700
67,672	Palantir Technologies, Inc., Series H1, 0.00%(a)(b)	383,700

		2,069,868

Total Private Placements (Cost $9,186,594)		19,052,110

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (26.2%):
$331,221,836	AZL Mid Cap Index Fund Securities Lending Collateral Account(c)	$331,221,836

Total Securities Held as Collateral for Securities on Loan (Cost $331,221,836)		331,221,836

Unaffiliated Investment Company (2.1%):
25,990,389	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.11%(d)	25,990,389

Total Unaffiliated Investment Company (Cost $25,990,389)		25,990,389

Total Investment Securities (Cost $1,321,601,519)(e) — 126.3%		1,597,540,229
Net other assets (liabilities) — (26.3)%		(332,841,830)

Net Assets — 100.0%		$1,264,698,399

Percentages indicated are based on net assets as of December 31, 2017.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $321,961,333.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2017. The total of all such securities represent 1.52% of the net assets of the fund.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 1.51% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(d)	The rate represents the effective yield at December 31, 2017.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $885,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2017:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P MidCap 400 E-Mini March Futures	3/16/18	134	$25,492,160	$(45,703)

				$(45,703)

See accompanying notes to the financial statements.

9

AZL Mid Cap Index Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment securities, at cost	$1,321,601,519

Investment securities, at value*	$1,597,540,229
Segregated cash for collateral	885,000
Interest and dividends receivable	1,832,133
Receivable for investments sold	830,281
Receivable for variation margin on futures contracts	13,964
Reclaims receivable	8,474
Prepaid expenses	7,446

Total Assets	1,601,117,527

Liabilities:
Payable for investments purchased	2,891,409
Payable for capital shares redeemed	1,221,991
Payable for collateral received on loaned securities	331,221,836
Payable for variation margin on futures contracts	180,483
Manager fees payable	269,507
Administration fees payable	28,078
Distribution fees payable	257,675
Custodian fees payable	7,433
Administrative and compliance services fees payable	4,024
Transfer agent fees payable	2,190
Trustee fees payable	2,593
Other accrued liabilities	331,909

Total Liabilities	336,419,128

Net Assets	$1,264,698,399

Net Assets Consist of:
Capital	$883,824,716
Accumulated net investment income/(loss)	12,626,682
Accumulated net realized gains/(losses) from investment transactions	92,353,443
Net unrealized appreciation/(depreciation) on investments	275,893,558

Net Assets	$1,264,698,399

Class 1
Net Assets	$55,763,587
Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,956,692
Net Asset Value (offering and redemption price per share)	$11.25

Class 2
Net Assets	$1,208,934,812
Shares of beneficial interest (unlimited number of shares authorized, no par value)	51,559,849
Net Asset Value (offering and redemption price per share)	$23.45

*	Includes securities on loan of $321,961,333.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends	$18,240,788
Interest	4,206
Income from securities lending	993,784
Other income	47,697
Foreign withholding tax	(6,571)

Total Investment Income	19,279,904

Expenses:
Manager fees	3,048,106
Administration fees	302,636
Distribution fees — Class 2	2,911,301
Custodian fees	36,783
Administrative and compliance services fees	14,311
Transfer agent fees	11,220
Trustee fees	50,992
Professional fees	62,717
Shareholder reports	36,549
Other expenses	261,543

Total expenses	6,736,158

Net Investment Income/(Loss)	12,543,746

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions and foreign currencies	97,984,851
Net realized gains/(losses) on futures contracts	1,074,439
Change in net unrealized appreciation/depreciation on investments and foreign currencies	69,092,024
Change in net unrealized appreciation/depreciation on futures contracts	74,052

Net Realized/Unrealized Gains/(Losses) on Investments	168,225,366

Change in Net Assets Resulting From Operations	$180,769,112

See accompanying notes to the financial statements.

10

AZL Mid Cap Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016*
Change In Net Assets:
Operations:
Net investment income/(loss)	$12,543,746	$6,486,876
Net realized gains/(losses) on investment transactions	99,059,290	66,717,171
Change in unrealized appreciation/depreciation on investments	69,166,076	79,261,381

Change in net assets resulting from operations	180,769,112	152,465,428

Distributions to Shareholders:
From net investment income:
Class 1	(548,121)	—
Class 2	(5,176,959)	(4,261,287)
From net realized gains:
Class 1	(5,404,193)	—
Class 2	(56,722,231)	(57,736,235)

Change in net assets resulting from distributions to shareholders	(67,851,504)	(61,997,522)

Capital Transactions:
Class 1
Proceeds from shares issued	141,112	51,600,599
Proceeds from dividends reinvested	5,952,314	—
Value of shares redeemed	(6,813,790)	(1,868,942)

Total Class 1 Shares	(720,364)	49,731,657

Class 2
Proceeds from shares issued	74,869,811	392,352,971
Proceeds from shares issued in merger	—	371,150,604
Proceeds from dividends reinvested	61,899,190	61,997,522
Value of shares redeemed	(261,118,646)	(94,941,552)

Total Class 2 Shares	(124,349,645)	730,559,545

Change in net assets resulting from capital transactions	(125,070,009)	780,291,202

Change in net assets	(12,152,401)	870,759,108
Net Assets:
Beginning of period	1,276,850,800	406,091,692

End of period	$1,264,698,399	$1,276,850,800

Accumulated net investment income/(loss)	$12,626,682	$5,728,469

Share Transactions:
Class 1
Shares issued	12,884	5,159,658
Dividends reinvested	568,511	—
Shares redeemed	(605,288)	(179,073)

Total Class 1 Shares	(23,893)	4,980,585

Class 2
Shares issued	3,334,698	19,931,749
Shares issued in merger	—	19,109,902
Dividends reinvested	2,835,510	3,156,696
Shares redeemed	(11,596,024)	(4,459,133)

Total Class 2 Shares	(5,425,816)	37,739,214

Change in shares	(5,449,709)	42,719,799

*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

See accompanying notes to the financial statements.

11

AZL Mid Cap Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016*		2015	2014	2013
Class 1
Net Asset Value, Beginning of Period	$10.90	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.25	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	1.41	0.78

Total from Investment Activities	1.66	0.90

Dividends to Shareholders From:
Net Investment Income	(0.12)	—
Net Realized Gains	(1.19)	—

Total Dividends	(1.31)	—

Net Asset Value, End of Period	$11.25	$10.90

Total Return(a)	16.08%	9.00	%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$55,764	$54,300
Net Investment Income/(Loss)(c)	1.27%	1.26%
Expenses Before Reductions(c)(d)	0.31%	0.31%
Expenses Net of Reductions(c)	0.31%	0.31%
Portfolio Turnover Rate(e)	21%	86	%(f)
Class 2
Net Asset Value, Beginning of Period	$21.45	$21.10		$23.49	$22.43	$17.27

Investment Activities:
Net Investment Income/(Loss)	0.24	0.13		0.30	0.19	0.14
Net Realized and Unrealized Gains/(Losses) on Investments	3.06	3.67		(0.91)	1.85	5.47

Total from Investment Activities	3.30	3.80		(0.61)	2.04	5.61

Dividends to Shareholders From:
Net Investment Income	(0.11)	(0.24)		(0.27)	(0.16)	(0.14)
Net Realized Gains	(1.19)	(3.21)		(1.51)	(0.82)	(0.31)

Total Dividends	(1.30)	(3.45)		(1.78)	(0.98)	(0.45)

Net Asset Value, End of Period	$23.45	$21.45		$21.10	$23.49	$22.43

Total Return(a)	15.80%	19.52%		(2.67)%	9.21%	32.71%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,208,935	$1,222,550		$406,092	$554,440	$492,994
Net Investment Income/(Loss)	1.02%	1.14%		0.95%	0.88%	0.86%
Expenses Before Reductions(d)	0.56%	0.57%		0.57%	0.57%	0.58%
Expenses Net of Reductions	0.56%	0.57%		0.57%	0.57%	0.58%
Portfolio Turnover Rate(e)	21%	86	%(f)	26%	13%	12%

*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(f)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 86%.

See accompanying notes to the financial statements.

12

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Mid Cap Index Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of gain/loss and other permanent adjustments), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

13

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2017

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $279 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $95,773 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The fund had securities lending transactions of $331,221,836 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2017.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized (Gain/Loss)
AZL Mid Cap Index Fund	$25,068,210	$56,076,157	$13,266,829

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2017, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $23.2 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation on futures contracts	$45,703

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

14

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2017

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$1,074,439	$74,052

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Mid Cap Index Fund Class 1	0.25%	0.46%
AZL Mid Cap Index Fund Class 2	0.25%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2017, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $13,145 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

15

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2017

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Other^	Total

Common Stocks+	$1,221,275,894	$—	$—	$—	$1,221,275,894
Private Placements	—	—	19,052,110	—	19,052,110
Securities Held as Collateral for Securities on Loan	—	—	—	331,221,836	331,221,836
Unaffiliated Investment Company	25,990,389	—	—	—	25,990,389

Total Investment Securities	1,247,266,283	—	19,052,110	331,221,836	1,597,540,229

Other Financial Instruments:*
Futures Contracts	(45,703)	—	—	—	(45,703)

Total Investments	$1,247,220,580	$—	$19,052,110	$331,221,836	$1,597,494,526

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Mid Cap Index Fund	$250,531,531	$437,194,223

16

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2017

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2017 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
Airbnb, Inc., Series D	4/16/14	$3,131,402	$76,914	$9,712,699	0.77%
DropBox, Inc.	5/1/12	2,023,261	245,606	3,487,606	0.28%
Flipkart, Series D	10/4/13	867,741	31,852	2,806,591	0.22%
Palantir Technologies, Inc., Series G	7/19/12	702,919	229,712	1,302,468	0.10%
Palantir Technologies, Inc., Series H1	10/25/13	237,529	67,672	383,700	0.03%
Palantir Technologies, Inc., Series H	10/25/13	237,529	67,672	383,700	0.03%
SurveyMonkey	11/25/14	1,923,795	116,948	975,346	0.08%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $1,328,568,052. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$301,624,910
Unrealized (depreciation)	(32,652,733)

Net unrealized appreciation/(depreciation)	$268,972,177

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Mid Cap Index Fund	$5,725,080	$62,126,424	$67,851,504

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Mid Cap Index Fund	$5,707,139	$56,290,383	$61,997,522

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

17

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2017

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/(Deficit)
AZL Mid Cap Index Fund	$34,345,973	$77,554,982	$—	$268,972,728	$380,873,683

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 50% of the Fund.

10. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL Mid Cap Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the periods or years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods or years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, investees, and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

19

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 89.38% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $62,126,424.

20

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

21

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

22

objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

23

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

25

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® Moderate Index Strategy Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Moderate Index Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Moderate Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® Moderate Index Strategy Fund (the “Fund”) returned 13.30%. That compared to a 21.83%, 3.54% and 14.26% total return for its benchmarks, the S&P 500 Index1, Bloomberg Barclays U.S. Aggregate Bond Index1 and the Moderate Composite Index1, respectively.

The AZL Moderate Index Strategy Fund is a fund of funds that pursues broad diversification across four underlying equity portfolios and one fixed income portfolio. The four equity portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index (U.S. large cap stocks), the S&P 400 Index (U.S. mid cap stocks), the S&P 600 Index (U.S. small cap stocks) and the MSCI EAFE Index2, which represents shares of large companies in developed foreign markets. The fixed-income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds that of the Bloomberg Barclays U.S. Aggregate Bond Index. Generally, the Fund allocates 50% to 70% of its assets to the underlying equity portfolios and between 30% and 50% to the underlying fixed income portfolio.

Global economic expansion supported equities during 2017 and led major stock indexes to all-time highs. U.S. large-cap equities, as measured by the S&P 500 Index, gained amid solid jobs growth, low unemployment, increased business investment, strong consumer confidence, and a low volatility environment. Mid-and small-cap stocks also performed well during the period, but could not keep pace with large-cap stocks. Growth stocks were heavily favored by investors during the year and significantly outperformed value stocks.

International developed markets outperformed U.S. domestic markets, returning 25.03% for the period. Emerging markets equities, as measured by the MSCI Emerging Markets Equity Index2, posted impressive returns of 37.28%, ending years of underperformance relative to domestic and international developed markets.

The U.S. bond market was generally positive, and the market rewarded investors who took on interest rate and spread risk. Although spread movement was variable, spreads tightened over the year, particularly in the high-yield space. Meanwhile, the yield curve flattened sharply, as three rate hikes by the U.S. Federal Reserve sent short-term yields higher while investor demand for yield pushed long-term yields lower.

The Fund underperformed its composite benchmark for the 12-month period. This underperformance was due largely to an overweight allocation to mid- and small-cap stocks, which lagged large-cap equities during the period. The Fund’s allocation to international equities boosted relative results as they outperformed their U.S. counterparts. An overweight allocation to 30-year bonds boosted relative performance of the underlying fixed-income portfolio. However, that benefit was offset by an underweight allocation to corporate bonds, which detracted from relative performance and caused the Fund to modestly lag its fixed-income benchmark for the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	MSCI EAFE Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EM Index a free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets.

1

AZL® Moderate Index Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in a combination of five underlying index funds (the “Index Strategy Underlying Funds”), allocating 50% - 80% of its assets in the underlying equity index funds and 30% - 50% of its assets in the underlying bond index fund.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small-to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	1	3	5	10
	Year	Year	Year	Year
AZL® Moderate Index Strategy Fund	13.30%	6.37%	10.24%	6.41%
S&P 500 Index	21.83%	11.41%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	2.10%	4.01%
Moderate Composite Index	14.26%	7.76%	10.25%	7.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Moderate Index Strategy Fund	1.03%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager voluntarily reduced the management fee to 0.05% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and acquired fund fees and expenses), to 0.20% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Prior to October 14, 2016, the Fund was subadvised by Invesco Advisers, Inc. and was known as the AZL Invesco Equity and Income Fund. Consequently, the performance information below may have been different if the Fund had been managed according to its current investment objective prior to October 14, 2016.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the prospectus, do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 0.43%.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) of the S&P 500 and (40%) of the Bloomberg Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Moderate Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Moderate Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Moderate Index Strategy Fund	$1,000.00	$1,063.90	$0.31	0.06%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Moderate Index Strategy Fund	$1,000.00	$1,024.90	$0.31	0.06%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Affiliated Investment Companies	100.1%

Total Investment Securities	100.1
Net other assets (liabilities)	(0.1)

Net Assets	100.0%

3

AZL Moderate Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value

Affiliated Investment Companies (100.1%):
2,866,024	AZL Mid Cap Index Fund, Class 2	$67,236,926
6,488,010	AZL International Index Fund, Class 2	112,242,570
27,030,251	AZL Enhanced Bond Index Fund	294,359,436
2,280,417	AZL Small Cap Stock Index Fund, Class 2	33,932,605
14,481,146	AZL S&P 500 Index Fund, Class 2	233,580,884

Total Affiliated Investment Companies (Cost $664,087,942)		741,352,421

Total Investment Securities
(Cost $664,087,942)(a) — 100.1%		741,352,421
Net other assets (liabilities) — (0.1)%		(393,147)

Net Assets — 100.0%		$740,959,274

Percentages indicated are based on net assets as of December 31, 2017.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

4

AZL Moderate Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in affiliates, at cost	$664,087,942

Investments in affiliates, at value	$741,352,421
Receivable for capital shares issued	16,632
Receivable for investments sold	211,640
Reclaims receivable	165,924
Prepaid expenses	4,301

Total Assets	741,750,918

Liabilities:
Cash overdraft	211,640
Payable for capital shares redeemed	508,535
Manager fees payable	31,483
Administration fees payable	7,717
Custodian fees payable	358
Administrative and compliance services fees payable	1,770
Transfer agent fees payable	838
Trustee fees payable	1,140
Other accrued liabilities	28,163

Total Liabilities	791,644

Net Assets	$740,959,274

Net Assets Consist of:
Capital	$631,053,577
Accumulated net investment income/(loss)	6,573,965
Accumulated net realized gains/(losses) from investment transactions	26,062,191
Net unrealized appreciation/(depreciation) on investments	77,269,541

Net Assets	$740,959,274

Shares of beneficial interest (unlimited number of shares authorized, no par value)	55,691,823
Net Asset Value (offering and redemption price per share)	$13.30

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends from affiliates	$6,221,048
Dividends	678
Interest	455
Other income	1,454

Total Investment Income	6,223,635

Expenses:
Manager fees	2,915,416
Administration fees	53,614
Custodian fees	2,913
Administrative and compliance services fees	9,980
Transfer agent fees	6,678
Trustee fees	35,662
Professional fees	43,213
Shareholder reports	24,132
Other expenses	22,777

Total expenses before reductions	3,114,385
Less expenses voluntarily waived/reimbursed by the Manager	(2,497,720)

Net expenses	616,665

Net Investment Income/(Loss)	5,606,970

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions and foreign currencies	110,798
Net realized gains/(losses) on affiliated transactions	10,089,769
Net realized gains distributions from affiliated underlying funds	16,855,627
Change in net unrealized appreciation/depreciation on investments and foreign currencies	14,444
Change in net unrealized appreciation/depreciation on affiliated transactions	58,682,737

Net Realized/Unrealized Gains/(Losses) on Investments	85,753,375

Change in Net Assets Resulting From Operations	$91,360,345

See accompanying notes to the financial statements.

5

AZL Moderate Index Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$5,606,970	$14,269,887
Net realized gains/(losses) on investment transactions	27,056,194	173,812,372
Change in unrealized appreciation/depreciation on investments	58,697,181	(97,323,376)

Change in net assets resulting from operations	91,360,345	90,758,883

Distributions to Shareholders:
From net investment income	(15,250,038)	(23,360,750)
From net realized gains	(164,931,095)	(39,514,827)

Change in net assets resulting from distributions to shareholders	(180,181,133)	(62,875,577)

Capital Transactions:
Proceeds from shares issued	26,825,246	32,714,418
Proceeds from dividends reinvested	180,181,133	62,875,577
Value of shares redeemed	(98,159,965)	(685,045,161)

Change in net assets resulting from capital transactions	108,846,414	(589,455,166)

Change in net assets	20,025,626	(561,571,860)
Net Assets:
Beginning of period	720,933,648	1,282,505,508

End of period	$740,959,274	$720,933,648

Accumulated net investment income/(loss)	$6,573,965	$15,434,325

Share Transactions:
Shares issued	1,705,435	2,178,543
Dividends reinvested	14,076,651	4,163,946
Shares redeemed	(6,481,019)	(45,256,962)

Change in shares	9,301,067	(38,914,473)

See accompanying notes to the financial statements.

6

AZL Moderate Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017		2016	2015	2014		2013
Net Asset Value, Beginning of Period	$15.54		$15.03	$16.50	$15.73		$12.73

Investment Activities:
Net Investment Income/(Loss)	0.12		0.32	0.19	0.23		0.11
Net Realized and Unrealized Gains/(Losses) on Investments	1.78		1.00	(0.61)	1.10		3.02

Total from Investment Activities	1.90		1.32	(0.42)	1.33		3.13

Dividends to Shareholders From:
Net Investment Income	(0.35)		(0.30)	(0.36)	(0.13)		(0.13)
Net Realized Gains	(3.79)		(0.51)	(0.69)	(0.43)		—

Total Dividends	(4.14)		(0.81)	(1.05)	(0.56)		(0.13)

Net Asset Value, End of Period	$13.30		$15.54	$15.03	$16.50		$15.73

Total Return(a)	13.30%		8.91%	(2.47)%	8.50%		24.67%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$740,959		$720,934	$1,282,506	$1,317,095		$1,072,014
Net Investment Income/(Loss)	0.77%		1.25%	1.22%	1.57%		1.20%
Expenses Before Reductions*(b)	0.43%		0.96%	1.05%	1.05%		1.06%
Expenses Net of Reductions*	0.08%		0.83%	0.96%	0.96%		0.97%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly	0.08%		0.83%	0.96%	0.96	%(c)	0.97	%(c)
Portfolio Turnover Rate	7	%(d)	190%	117%	119%		52%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remitted a portion of the brokerage commission which were used to pay certain Fund expenses. The Fund ceased participation in the program in June 2014.

(d)	The Fund’s purchases and sales of securities and, accordingly, portfolio turnover ratio decreased during 2017 as a result of a change in the Fund’s investment strategy which became effective October 14, 2016.

See accompanying notes to the financial statements.

7

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Moderate Index Strategy Fund (the “Fund”), and 22 are presented in separate reports. The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., miscellaneous adjustments on return of capital, reclassification of gain/loss, paydowns, and other permanent adjustments), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2017, the Fund did not engage in any such transactions under the Rule.

8

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Moderate Index Strategy Fund	0.40%	0.20%

*	The Manager voluntarily reduced the management fee to 0.05% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2017, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. Additional information, including financial statements, about these Funds is available at www.allianzlife.com. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2017 is as follows:

	Fair Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gains/(Losses)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2017	Shares as of 12/31/2017	Dividend Income	Net realized gains distributions from affiliated underlying funds
AZL Enhanced Bond Index Fund	$277,668,274	$19,748,137	$(8,778,193)	$(13,881)	$5,735,099	$294,359,436	27,030,251	$2,667,805	$—
AZL International Index Fund, Class 2	107,138,700	4,119,147	(21,742,225)	2,449,425	20,277,523	112,242,570	6,488,010	961,497	838,620
AZL Mid Cap Index Fund, Class 2	69,479,826	4,563,877	(13,041,599)	1,518,816	4,716,006	67,236,926	2,866,024	308,232	3,377,198
AZL Small Cap Stock Index Fund, Class 2	37,055,527	2,487,997	(7,225,240)	988,799	625,522	33,932,605	2,280,417	162,012	2,249,159
AZL S&P 500 Index Fund, Class 2	230,145,977	17,196,314	(46,236,604)	5,146,610	27,328,587	233,580,884	14,481,146	2,121,502	10,390,650

	$721,488,304	$48,115,472	$(97,023,861)	$10,089,769	$58,682,737	$741,352,421	53,145,848	$6,221,048	$16,855,627

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

9

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $7,789 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Affiliated Investment Companies	$741,352,421	$—	$—	$741,352,421

Total Investments	$741,352,421	$—	$—	$741,352,421

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Moderate Index Strategy Fund	$48,115,472	$97,023,861

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Fund of Funds Risk: The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund’s actual allocations to the underlying funds and any futures and cash held in the Fund’s portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

10

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2017

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $664,161,001. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$77,666,483
Unrealized (depreciation)	(475,063)

Net unrealized appreciation/(depreciation)	$77,191,420

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Moderate Index Strategy Fund	$30,788,638	$149,392,495	$180,181,133

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Moderate Index Strategy Fund	$23,360,750	$39,514,827	$62,875,577

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Moderate Index Strategy Fund	$14,285,211	$18,424,005	$—	$77,196,481	$109,905,697

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 95% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL Moderate Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the transfer agent of the underlying funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

/s/ KPMG LLP

Columbus, Ohio

February 23, 2018

12

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 31.47% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net short-term capital gain distributions of $15,538,600.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $149,392,495.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of the Fund, which is a series of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Fund by Allianz Investment Management LLC (the “Manager”). The Manager manages the Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of the Fund. For management services, the Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of the Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Fund is offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Fund is offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to the Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) payments made by the underlying funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement for the Fund.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Fund and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of the Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the underlying funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Fund and the companies that service them; and relevant developments in the mutual fund industry and how the Fund and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Fund. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Fund. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Fund.

The Management Agreement was most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of the Management Agreement was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Management Agreement was approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of the Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to the Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board, administers the Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Fund) and executive and other personnel as are necessary for the operation of the Trust and the Fund. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

15

The Board considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to the Fund under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, Trustees received extensive information on the performance results of the Fund. However, the Board also considered the fact that prior to October 14, 2016, the Fund was subadvised by Invesco Advisers, Inc., and managed pursuant to a different strategy. Accordingly, the investment performance of the Fund during the period prior to October 14, 2016, was not deemed relevant to the Board’s assessment of the continuance of the Management Agreement in the fall of 2017. Such performance information included performance information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies, the performance of the underlying funds, and the impact on performance of rebalancing decisions, cash and Fund fees. This included Lipper performance information on the Fund for the previous quarter and year-to-date. In connection with the Board meeting held October 23, 2017, the Manager reported that for the most recent quarter and year-to-day period ended June 30, 2017, the Fund ranked in the in the top 40%.

At the Board meeting held October 23, 2017, the Trustees determined that the investment performance of the Fund was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Fund. The Board considered that the Manager receives an advisory fee from the Fund. The Manager reported that the advisory fee paid by the Fund put it in the 13th percentile of its customized peer group. (A lower percentile reflects lower fund fees and is better for fund shareholders.) Trustees were provided with information on the total expense ratios of the Fund and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Fund.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to the Fund.

Based upon the information provided, the Board concluded that the Fund’s advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Fund was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with funds that have substantial assets. The Board found there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the Fund. The Board also noted that the total assets in the Fund, as of June 30, 2017, were approximately $720 million.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Fund’s advisory fee rate schedules was acceptable under the Fund’s circumstances.

16

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

18

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® Morgan Stanley Global Real Estate Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Morgan Stanley Global Real Estate Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Morgan Stanley Global Real Estate Fund and Morgan Stanley Investment Management Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the Class 2 shares of the AZL® Morgan Stanley Global Real Estate Fund (the “Fund”) returned 9.72%. That compared to a 11.42% total return for its benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index1.

Overall, global real estate securities were up during the period. Property stocks gained based on transactional evidence in the private markets of strong investor demand for core assets at valuations that signaled investor willingness to accept low expected returns. In addition, low government bond yields boosted the share prices of listed property companies.

Property stocks in Europe experienced the strongest gains over the period. The Eurozone economy maintained momentum through the end of the year, as companies made new hires at the fastest pace in a decade. However, political uncertainty remains high due to ongoing Brexit negotiations, lengthy coalition talks in Germany, inconclusive election results in Catalonia and upcoming general elections in Italy. Property stocks in Asia also made strong gains. Hong Kong real estate operating companies traded at the largest discount to net asset values (NAVs), which increased based on healthy operating fundamentals and continued strength in asset values in private markets. Property stocks in the U.S. also gained during the period, though they lagged Europe and Asia. This lag was caused in part by significant investor concerns over the retail sector, which led to weakness in the mall and shopping center sectors.

Performance within the Fund’s European regional portfolio detracted from relative performance. In Europe, the Fund benefited from stock selection in Germany, but these gains were more than offset by the negative effect of an underweight allocation to Germany, and stock selection in Sweden and the U.K.*

Performance within the Asian and North American regional portfolios contributed to relative performance. In Asia, the Fund benefited from an overweight allocation to Hong Kong and an underweight allocation to Japan. However, this was partially offset by an underweight allocation to Singapore and stock selection in Hong Kong and Japan, which detracted from relative return.*

Among U.S. holdings, the Fund benefited from an underweight position and stock selection in the shopping center sector. The Fund also benefited from stock selection in the mall sector, an underweight position and stock selection in the health care sector, and an overweight position, and stock selection in the apartment sector. These benefits were partially offset by negative impacts from an overweight allocation to the mall sector, an underweight allocation to the industrial sector, and underweight positions and stock selection in the net lease and data center sectors.*

The Fund underperformed it’s benchmark for the period. The Fund has significant overweight exposure to the owners of U.S. Class A malls, given the opportunity to own these assets at very attractive discounted valuations through companies with solid balance sheets. These holdings were a key detractor from Fund performance for the full-year period, but made the largest contributions to relative performance in the fourth quarter of 2017.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Morgan Stanley Global Real Estate Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide income and capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of the Fund’s assets, plus any borrowings for investment purposes, in equity securities of companies in the real estate industry, including real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	Inception	1	3	5	10	Since
	Date	Year	Year	Year	Year	Inception
AZL® Morgan Stanley Global Real Estate Fund (Class 1 Shares)	10/14/16	10.00%	—	—	—	8.61%
AZL® Morgan Stanley Global Real Estate Fund (Class 2 Shares)	5/1/06	9.72%	3.74%	5.53%	3.46%	3.89%
FTSE EPRA/NAREIT Developed Real Estate Index (gross of withholding taxes)	5/1/06	11.42%	5.38%	7.20%	4.09%	4.91%
FTSE EPRA/NAREIT Developed Real Estate Index (net of withholding taxes)	5/1/06	10.36%	4.44%	6.32%	3.28%	4.14%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Morgan Stanley Global Real Estate Fund (Class 1 Shares)	1.04%
AZL® Morgan Stanley Global Real Estate Fund (Class 2 Shares)	1.29%

The above expense ratios are based on the current Fund prospectus dated May 1, 2017. The Manager voluntarily reduced the management fee to 0.85% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.10% for Class 1 Shares and 1.35% for Class 2 Shares through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association (“EPRA”)/NAREIT Developed Real Estate Index series, which is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposal and development of income-producing real estate. The Indexes do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Morgan Stanley Global Real Estate Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Morgan Stanley Global Real Estate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Morgan Stanley Global Real Estate Fund, Class 1	$1,000.00	$1,060.90	$4.78	0.92%
AZL Morgan Stanley Global Real Estate Fund, Class 2	$1,000.00	$1,060.50	$6.08	1.17%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Morgan Stanley Global Real Estate Fund, Class 1	$1,000.00	$1,020.56	$4.69	0.92%
AZL Morgan Stanley Global Real Estate Fund, Class 2	$1,000.00	$1,019.30	$5.96	1.17%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
United States	53.5%
Hong Kong	10.5
Japan	8.9
United Kingdom	6.0
Australia	4.9
France	4.1
Germany	2.1
Canada	1.7
Bermuda	1.6
Singapore	1.1
All other countries	4.7

Total Common Stocks	99.1
Securities Held as Collateral for Securities on Loan	11.2
Money Market	0.3

Total Investment Securities	110.6
Net other assets (liabilities)	(10.6)

Net Assets	100.0%

3

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks (99.1%):
Diversified Real Estate Activities (8.6%):
52,991	CapitaLand, Ltd.	$139,647
63,621	Henderson Land Development Co., Ltd.	419,326
141,011	Mitsubishi Estate Co., Ltd.	2,450,447
113,498	Mitsui Fudosan Co., Ltd.	2,544,731
654,801	New World Development Co., Ltd.	983,851
27,331	Sumitomo Realty & Development Co., Ltd.	897,197
202,971	Sun Hung Kai Properties, Ltd.	3,381,167
26,015	UOL Group, Ltd.	172,533
167,399	Wharf Holdings, Ltd. (The)	578,874

		11,567,773

Diversified REITs (7.8%):
91	Activia Properties, Inc.	380,842
3,168	Fonciere des Regions SA	358,904
5,694	Gecina SA	1,050,424
186,588	GPT Group	742,649
12,506	H&R Real Estate Investment Trust	212,546
222,749	Hibernia REIT plc	408,774
20,592	Hispania Activos Inmobiliarios SA	387,389
80	Hulic REIT, Inc.	116,454
3,882	ICADE	381,504
21	Kenedix Office Investment Corp.	119,218
153,739	Land Securities Group plc	2,084,632
5,155	Liberty Property Trust	221,717
53,334	Merlin Properties Socimi SA	721,973
229,624	Mirvac Group	419,727
515	Nomura Real Estate Master Fund, Inc.	639,506
141,136	Stockland Trust Group	493,565
84,264	Suntec REIT	135,300
345	United Urban Investment Corp.	496,161
96,980	VEREIT, Inc.	755,474

		10,126,759

Health Care Facilities (0.1%):
17,971	Extendicare, Inc.	130,836

Health Care REITs (3.6%):
44,028	HCP, Inc.	1,148,250
43,178	Healthcare Realty Trust, Inc.	1,386,877
22,674	Healthcare Trust of America, Inc., Class A^	681,127
17,150	Ventas, Inc.	1,029,172
11,695	Welltower, Inc.	745,790

		4,991,216

Hotel & Resort REITs (3.0%):
12,993	Chesapeake Lodging Trust^	351,980
31,565	Host Hotels & Resorts, Inc.^	626,565
774	Invincible Investment Corp.	329,029
273	Japan Hotel REIT Investment Corp.	183,201
74,581	LaSalle Hotel Properties^	2,093,489
26,550	RLJ Lodging Trust	583,304

		4,167,568

Hotels, Resorts & Cruise Lines (0.3%):
5,730	Hilton Worldwide Holdings, Inc.	457,598

Shares		Fair Value
Common Stocks, continued
Industrial REITs (4.7%):
120,198	Ascendas Real Estate Investment Trust	$244,441
20,854	DCT Industrial Trust, Inc.	1,225,798
14,700	Duke Realty Corp.	399,987
49,300	Ec World REIT	28,017
463	GLP J-REIT	500,345
134,021	Macquarie Goodman Group	878,354
25,100	Mapletree Industrial Trust	38,129
50	Nippon Prologis REIT, Inc.	105,719
36,737	ProLogis, Inc.	2,369,904
17,357	Rexford Industrial Realty, Inc.	506,130
12,076	SERGO plc	95,627

		6,392,451

Mortgage REITs (0.5%):
12,090	Blackstone Mortgage Trust, Inc., Class A^	389,056
14,610	Starwood Property Trust, Inc.^	311,924

		700,980

Office REITs (19.3%):
3,941	Alexandria Real Estate Equities, Inc.	514,655
39,481	Boston Properties, Inc.	5,133,714
13,996	Brandywine Realty Trust	254,587
172,044	CapitaLand Commercial Trust	248,238
402,000	Champion REIT	294,741
39,538	Cousins Properties, Inc.^	365,727
16	Daiwa Office Investment Corp.	84,362
25,860	Derwent Valley Holdings plc	1,088,118
81,610	Dexus Property Group	619,652
7,351	Douglas Emmett, Inc.	301,832
117,428	Great Portland Estates plc	1,090,694
274,847	Green REIT plc	512,695
21	Japan Prime Realty Investment Corp.	66,733
134	Japan Real Estate Investment Corp.	636,315
26,199	JBG SMITH Properties	909,891
229,106	Keppel REIT	216,243
15,986	Kilroy Realty Corp.	1,193,355
51,622	Mack-Cali Realty Corp.	1,112,970
178	Nippon Building Fund, Inc.	870,974
174	ORIX JREIT, Inc.	241,117
58,337	Paramount Group, Inc.^	924,641
36,116	SL Green Realty Corp.	3,645,188
5,948	Tier REIT, Inc.^	121,280
69,815	Vornado Realty Trust^	5,458,137
1,654	Workspace Group plc	22,364

		25,928,223

Real Estate Development (2.7%):
123,925	China Overseas Land & Investment, Ltd.	398,873
54,000	China Resources Land, Ltd.	158,598
49,800	China Vanke Co., Ltd., Class H	198,313
202,540	CK Asset Holdings, Ltd.	1,770,441
92,800	Guangzhou R&F Properties Co., Ltd., Class H	209,227
39,195	Sino Land Co., Ltd.	69,395
58,278	St. Modwen Properties plc	318,780
97,308	Urban & Civic plc	376,913

		3,500,540

Continued

4

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Real Estate Operating Companies (9.9%):
3,010	ADO Properties SA	$152,692
26,941	Atrium European Real Estate, Ltd.	134,151
12,984	Atrium Ljungberg AB, Class B	206,250
2,485,087	BGP Holdings plc*(a)(b)	2,981
12,406	BUWOG-Bauen Und Wohnen Gesellschaft mbH	426,994
7,756	Capital & Counties Properties plc	33,455
4,809	Carmila SA	133,931
19,322	Castellum AB	325,952
123,668	Citycon OYJ	320,105
20,898	Deutsche Wohnen AG	911,060
24,193	Entra ASA	359,538
41,012	First Capital Realty, Inc.	676,137
16,001	Grainger Trust plc	62,301
311,252	Hongkong Land Holdings, Ltd.	2,188,683
23,756	Hufvudstaden AB	380,225
40,556	Hulic Co., Ltd.	454,054
225,669	Hysan Development Co., Ltd.	1,197,839
15,700	Inmobiliaria Colonial SA	155,675
2,576	LEG Immobilien AG	293,990
214,000	LXB Retail Properties plc*	66,074
61,964	Norwegian Property ASA	80,012
8,263	PSP Swiss Property AG	783,225
498,129	Swire Properties, Ltd.	1,606,654
1,119	Swiss Prime Site AG	103,282
30,397	Vonovia SE	1,504,471
169,710	Wharf Real Estate Investment Co., Ltd.*	1,129,575

		13,689,306

Real Estate Services (0.0%):
83,600	APAC Realty, Ltd.*	54,630

Residential REITs (8.1%):
148	Advance Residence Investment	363,962
1,710	American Campus Communities, Inc.	70,161
36,874	American Homes 4 Rent, Class A	805,328
13,261	AvalonBay Communities, Inc.	2,365,895
7,238	Boardwalk REIT	248,158
17,644	Camden Property Trust	1,624,307
11,010	Education Realty Trust, Inc.^	384,469
41,922	Equity Residential Property Trust	2,673,366
4,785	Essex Property Trust, Inc.	1,154,955
25,844	Invitation Homes, Inc.	609,143
15,532	UDR, Inc.	598,293

		10,898,037

Retail REITs (24.5%):
188,667	British Land Co. plc	1,759,906
27,891	Brixmor Property Group, Inc.	520,446
148,300	Capital & Regional plc	117,039
158,752	CapitaMall Trust	252,753
2,994	CBL & Associates Properties, Inc.^	16,946
17,841	Crombie REIT	195,899
11,720	DDR Corp.^	105,011
14,840	Eurocommercial Properties NV	646,365
1,273	Federal Realty Investment Trust	169,067
129,019	Ggp US^	3,017,754

Shares or Principal Amount		Fair Value
Common Stocks, continued
Retail REITs, continued
99,439	Hammerson plc	$733,843
310	Japan Retail Fund Investment Corp.	568,340
26,266	Klepierre	1,154,905
97,879	Liberty International plc	334,110
227,884	Link REIT (The)	2,111,771
23,754	Macerich Co. (The)^	1,560,163
20,274	Mercialys SA	448,527
16,771	National Retail Properties, Inc.^	723,333
18,031	Pennsylvania Real Estate Investment Trust^	214,389
25,949	Regency Centers Corp.	1,795,152
32,885	RioCan REIT	637,396
467,901	Scentre Group	1,526,659
56,409	Simon Property Group, Inc.	9,687,682
5,742	Smart Real Estate Investment Trust	141,220
6,610	Tanger Factory Outlet Centers, Inc.^	175,231
15,325	Taubman Centers, Inc.^	1,002,715
8,239	Unibail-Rodamco SE	2,075,370
217,945	Vicinity Centres^	462,971
614	Wereldhave NV	29,437
201,792	Westfield Corp.	1,495,044

		33,679,444

Specialized REITs (6.0%):
39,838	CubeSmart^	1,152,115
8,545	Digital Realty Trust, Inc.	973,276
13,772	Gaming & Leisure Properties, Inc.	509,564
10,820	Life Storage, Inc.^	963,737
16,704	Public Storage, Inc.^	3,491,136
19,141	QTS Realty Trust, Inc., Class A^	1,036,677

		8,126,505

Total Common Stocks (Cost $120,861,026)		134,411,866

Securities Held as Collateral for Securities on Loan (11.2%):
$15,225,346	AZL Morgan Stanley Global Real Estate Fund Securities Lending Collateral Account(c)	15,225,346

Total Securities Held as Collateral for Securities on Loan (Cost $15,225,346)		15,225,346

Unaffiliated Investment Company (0.3%):
451,970	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.11%(d)	451,970

Total Unaffiliated Investment Company (Cost $451,970)		451,970

Total Investment Securities (Cost $136,538,342)(e) — 110.6%		150,089,182
Net other assets (liabilities) — (10.6)%		(14,369,359)

Net Assets — 100.0%		$135,719,823

Continued

5

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2017

Percentages indicated are based on net assets as of December 31, 2017.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $14,809,954.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2017. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.00% of the net assets of the Fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(d)	The rate represents the effective yield at December 31, 2017.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2017: (Unaudited)

Country	Percentage
Australia	4.4%
Austria	0.3%
Bermuda	1.5%
Canada	1.5%
China	0.1%
Finland	0.2%
France	3.7%
Germany	1.9%
Hong Kong	9.5%
Ireland	0.6%
Japan	8.0%
Jersey	0.1%
Netherlands	0.5%
Norway	0.3%
Singapore	1.0%
Spain	0.8%
Sweden	0.6%
Switzerland	0.6%
United Kingdom	5.5%
United States	58.9%

100.0%

See accompanying notes to the financial statements.

6

AZL Morgan Stanley Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment securities, at cost	$136,538,342

Investment securities, at value*	$150,089,182
Interest and dividends receivable	494,231
Foreign currency, at value (cost $336,014)	341,128
Receivable for investments sold	97,988
Reclaims receivable	139,977
Prepaid expenses	770

Total Assets	151,163,276

Liabilities:
Payable for investments purchased	1,501
Payable for capital shares redeemed	71,945
Payable for collateral received on loaned securities	15,225,346
Manager fees payable	97,208
Administration fees payable	4,138
Distribution fees payable	23,167
Custodian fees payable	10,264
Administrative and compliance services fees payable	267
Transfer agent fees payable	1,157
Trustee fees payable	172
Other accrued liabilities	8,288

Total Liabilities	15,443,453

Net Assets	$135,719,823

Net Assets Consist of:
Capital	$116,294,939
Accumulated net investment income/(loss)	3,441,393
Accumulated net realized gains/(losses) from investment transactions	2,423,088
Net unrealized appreciation/(depreciation) on investments	13,560,403

Net Assets	$135,719,823

Class 1
Net Assets	$25,793,679
Shares of beneficial interest (unlimited number of shares authorized, no par value)	2,654,259
Net Asset Value (offering and redemption price per share)	$9.72

Class 2
Net Assets	$109,926,144
Shares of beneficial interest (unlimited number of shares authorized, no par value)	10,583,996
Net Asset Value (offering and redemption price per share)	$10.39

*	Includes securities on loan of $14,809,954.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends	$4,870,585
Interest	136
Income from securities lending	30,670
Other income	5,550
Foreign withholding tax	(214,420)

Total Investment Income	4,692,521

Expenses:
Manager fees	1,243,986
Administration fees	54,452
Distribution fees — Class 2	279,515
Custodian fees	86,055
Administrative and compliance services fees	1,700
Transfer agent fees	9,829
Trustee fees	6,078
Professional fees	7,210
Shareholder reports	12,997
Recoupment of prior expenses reimbursed by the manager	3,457
Other expenses	3,424

Total expenses before reductions	1,708,703
Less expenses voluntarily waived/reimbursed by the Manager	(69,112)

Net expenses	1,639,591

Net Investment Income/(Loss)	3,052,930

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions and foreign currencies	9,568,019
Change in net unrealized appreciation/depreciation on investments and foreign currencies	207,580

Net Realized/Unrealized Gains/(Losses) on Investments	9,775,599

Change in Net Assets Resulting From Operations	$12,828,529

See accompanying notes to the financial statements.

7

AZL Morgan Stanley Global Real Estate Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016*
Change In Net Assets:
Operations:
Net investment income/(loss)	$3,052,930	$2,687,590
Net realized gains/(losses) on investment transactions	9,568,019	31,730,308
Change in unrealized appreciation/depreciation on investments	207,580	(29,229,799)

Change in net assets resulting from operations	12,828,529	5,188,099

Distributions to Shareholders:
From net investment income:
Class 1	(1,035,506)	—
Class 2	(4,103,304)	(2,169,052)
From net realized gains:
Class 1	(2,055,660)	—
Class 2	(8,265,786)	—

Change in net assets resulting from distributions to shareholders	(15,460,256)	(2,169,052)

Capital Transactions:
Class 1
Proceeds from shares issued	14,573	28,447,922
Proceeds from dividends reinvested	3,091,166	—
Value of shares redeemed	(4,020,059)	(1,261,028)

Total Class 1 Shares	(914,320)	27,186,894

Class 2
Proceeds from shares issued	800,139	63,236,584
Proceeds from dividends reinvested	12,369,090	2,169,052
Value of shares redeemed	(16,544,139)	(112,791,976)

Total Class 2 Shares	(3,374,910)	(47,386,340)

Change in net assets resulting from capital transactions	(4,289,230)	(20,199,446)

Change in net assets	(6,920,957)	(17,180,399)
Net Assets:
Beginning of period	142,640,780	159,821,179

End of period	$135,719,823	$142,640,780

Accumulated net investment income/(loss)	$3,441,393	$4,937,255

Share Transactions:
Class 1
Shares issued	1,434	2,844,799
Dividends reinvested	332,741	—
Shares redeemed	(397,099)	(127,616)

Total Class 1 Shares	(62,924)	2,717,183

Class 2
Shares issued	73,913	5,948,478
Dividends reinvested	1,245,629	198,087
Shares redeemed	(1,538,982)	(10,546,438)

Total Class 2 Shares	(219,440)	(4,399,873)

Change in shares	(282,364)	(1,682,690)

*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

See accompanying notes to the financial statements.

8

AZL Morgan Stanley Global Real Estate Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016*		2015	2014	2013
Class 1
Net Asset Value, Beginning of Period	$10.05	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.28	—	^+
Net Realized and Unrealized Gains/(Losses) on Investments	0.67	0.05

Total from Investment Activities	0.95	0.05

Dividends to Shareholders From:
Net Investment Income	(0.43)	—
Net Realized Gains	(0.85)	—

Total Dividends	(1.28)	—

Net Asset Value, End of Period	$9.72	$10.05

Total Return(c)	10.00%	0.50	%(a)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$25,794	$27,302
Net Investment Income/(Loss)(b)	2.38%	0.13%
Expenses Before Reductions(b)(d)	1.03%	1.04%
Expenses Net of Reductions(b)	0.98%	1.03%
Portfolio Turnover Rate(e)	33%	52%
Class 2
Net Asset Value, Beginning of Period	$10.68	$10.51		$11.11	$9.86	$9.99

Investment Activities:
Net Investment Income/(Loss)	0.27	0.20	^	0.22	0.18	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	0.71	0.13		(0.39)	1.17	0.14

Total from Investment Activities	0.98	0.33		(0.17)	1.35	0.30

Dividends to Shareholders From:
Net Investment Income	(0.42)	(0.16)		(0.43)	(0.10)	(0.43)
Net Realized Gains	(0.85)	—		—	—	—

Total Dividends	(1.27)	(0.16)		(0.43)	(0.10)	(0.43)

Net Asset Value, End of Period	$10.39	$10.68		$10.51	$11.11	$9.86

Total Return(c)	9.72%	3.14%		(1.34)%	13.77%	3.02%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$109,926	$115,339		$159,821	$187,892	$181,795
Net Investment Income/(Loss)	2.17%	1.84%		1.70%	1.67%	1.43%
Expenses Before Reductions(d)	1.28%	1.29%		1.29%	1.29%	1.29%
Expenses Net of Reductions	1.23%	1.29%		1.29%	1.28%	1.29%
Portfolio Turnover Rate(e)	33%	52%		25%	32%	29%

*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

^	Average shares method used in calculations.

+	Represents less than $0.005.

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

9

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Morgan Stanley Global Real Estate Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may invest in real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of certain market discounts, gain/loss, and other permanent adjustments) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2017

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $21 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,717 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The fund had securities lending transactions of $15,225,346 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2017.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2017, the Fund did not engage in any such transactions under the Rule.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Morgan Stanley Investment Management Inc. (“MSIM”), MSIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Morgan Stanley Global Real Estate Fund Class 1	0.90%	1.10%
AZL Morgan Stanley Global Real Estate Fund Class 2	0.90%	1.35%

*	The Manager voluntarily reduced the management fee to 0.85% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is

11

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2017

based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $1,487 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

12

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2017

There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Other^	Total

Common Stocks
Diversified Real Estate Activities	$—	$11,567,773	$—	$—	$11,567,773
Diversified REITs	1,189,737	8,937,022	—	—	10,126,759
Health Care Facilities	130,836	—	—	—	130,836
Health Care REITs	4,991,216	—	—	—	4,991,216
Hotel & Resort REITs	3,655,338	512,230	—	—	4,167,568
Hotels, Resorts & Cruise Lines	457,598	—	—	—	457,598
Industrial REITs	4,501,819	1,890,632	—	—	6,392,451
Mortgage REITs	700,980	—	—	—	700,980
Office REITs	19,935,977	5,992,246	—	—	25,928,223
Real Estate Development	—	3,500,540	—	—	3,500,540
Real Estate Operating Companies	1,805,712	11,880,613	2,981	—	13,689,306
Real Estate Services	—	54,630	—	—	54,630
Residential REITs	10,534,075	363,962	—	—	10,898,037
Retail REITs	19,962,404	13,717,040	—	—	33,679,444
Specialized REITs	8,126,505	—	—	—	8,126,505
Securities Held as Collateral for Securities on Loan	—	—	—	15,225,346	15,225,346
Unaffiliated Investment Company	451,970	—	—	—	451,970

Total Investments	$76,444,167	$58,416,688	$2,981	$15,225,346	$150,089,182

^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Morgan Stanley Global Real Estate Fund	$45,241,397	$59,942,593

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Real Estate Investments Risk: The performance of REITs depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

13

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2017

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $142,047,470. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$10,462,946
Unrealized (depreciation)	(2,421,234)

Net unrealized appreciation/(depreciation)	$8,041,712

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Global Real Estate Fund	$5,138,810	$10,321,446	$15,460,256

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Global Real Estate Fund	$2,169,052	$—	$2,169,052

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Morgan Stanley Global Real Estate Fund	$4,751,343	$6,622,033	$—	$8,051,508	$19,424,884

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 95% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL Morgan Stanley Global Real Estate Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the periods or years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods or years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

15

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 0.34% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $10,321,446.

16

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

17

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

18

objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

19

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

20

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

21

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

22

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® MSCI Emerging Markets Equity Index Fund

(formerly AZL® Emerging Markets Equity Index Fund)

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MSCI Emerging Markets Equity Index Fund Review (Unaudited)

(formerly AZL® Emerging Markets Equity Index Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® MSCI Emerging Markets Equity Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the Class 2 shares of the AZL® MSCI Emerging Markets Equity Index Fund (the “Fund”) returned 36.63%†. That compared to a 37.75% total return for its benchmark, the MSCI Emerging Markets Index1.

The Fund seeks investment results, before fees, expenses and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI Emerging Markets Index. The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of emerging markets equities.

Emerging market equities posted robust gains for 2017 amid strong global growth, a weakening U.S. dollar and geopolitical developments that supported the asset class. In March 2017, the dollar fell to its lowest level since November 2016 on doubts the new administration would be able to follow through on its many promises. Robust global economic growth and strong export figures among emerging market economies also helped subdue concerns about global trade.

On a regional basis, Asian emerging markets posted the highest returns in the first quarter, particularly China (+12.93%), South Korea (+16.67%) and India (+17.16%) . Chinese equities rose on Purchasing Managers’ Index2 data that indicated strong economic growth and faster-than-expected increases in exports. India was the region’s top performer, advancing on political victories that helped cement the nation’s long-term structural reforms.

In the second quarter, easier financial conditions and a weaker U.S. dollar had a supportive impact on the global macro-economic landscape. Strong earnings-per-share growth among emerging market companies and attractive valuations also contributed to a strong quarter for the Index. On a regional basis, Asian emerging markets once again made the largest contribution to second quarter Index returns, aided by a large exposure to the outperforming information technology sector.

In the third quarter, China posted a robust gain of 14% on a stable, above-average gross domestic product (GDP)3 growth rate. Meanwhile, Brazil (+23%) rallied after investors began to shift capital back into markets after a two-year-long recession.

In the final quarter of the period, an improving economic outlook based on robust data out of large emerging market countries and strengthening emerging market currencies drove strong Index returns. All sectors of the Index moved higher in the fourth quarter.

The Fund underperformed it’s benchmark for the period. From a country perspective, the top performers were Poland (+55.12%), China (+54.18%) and Korea (+46.96%), while Pakistan (-25.47%) and Qatar (-11.49%) lagged other markets.

From a sector perspective, the strongest returns in the Index came from information technology stocks. The real estate and consumer discretionary sectors also posted strong gains during a period in which all sectors increased.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a slightly positive impact on relative results.*

Past performance does not guarantee future results.

†	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	Purchasing Managers’ Index (PMI) is an indicator of the economic health of the manufacturing sector. The PMI is based on five major indicators: new orders, inventory levels, production, supplier deliveries, and the employment environment. Earnings per share (EPS) is the portion of a company’s profit allocated to each outstanding share of common stock. Earnings per share serves as an indicator of a company’s profitability.
[3]	Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced in a period of time.

1

AZL® MSCI Emerging Markets Equity Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the MSCI Emerging Markets Index as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 90% of its assets in the securities of the MSCI Emerging Markets Index (the “Underlying Index”) and in depositary receipts representing securities in its Underlying Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political,

or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	Inception	1		3	5	10
	Date	Year		Year	Year	Year
AZL® MSCI Emerging Markets Equity Index Fund (Class 1 Shares)	5/6/07	36.97	%†	9.64%	4.19%	1.48%
AZL® MSCI Emerging Markets Equity Index Fund (Class 2 Shares)	5/1/06	36.63	%†	9.36%	3.95%	1.22%
MSCI Emerging Markets Index (gross of withholding taxes)	5/1/06	37.75%		9.50%	4.73%	2.02%
MSCI Emerging Markets Index (net of withholding taxes)	5/1/06	37.28%		9.10%	4.35%	1.68%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® MSCI Emerging Markets Equity Index Fund (Class 1 Shares)	1.39%
AZL® MSCI Emerging Markets Equity Index Fund (Class 2 Shares)	1.64%

The above expense ratios are based on the current Fund prospectus dated May 1, 2017. The Manager voluntarily reduced the management fee to 0.45% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.85% for Class 1 Shares and 1.10% for Class 2 Shares through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

†	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Prior to October 14, 2016, the Fund was subadvised by Schroder Investment Management North America Inc. and was known as the AZL Schroder Emerging Markets Equity Fund. Consequently, the performance information below may have been different if the Fund had been managed by its current subadviser and pursuant to its current investment objective prior to October 14, 2016.

The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The Indexes do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MSCI Emerging Markets Equity Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MSCI Emerging Markets Equity Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MSCI Emerging Markets Equity Index Fund, Class 1	$1,000.00	$1,156.00	$3.53	0.65%
AZL MSCI Emerging Markets Equity Index Fund, Class 2	$1,000.00	$1,154.60	$4.89	0.90%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MSCI Emerging Markets Equity Index Fund, Class 1	$1,000.00	$1,021.94	$3.31	0.65%
AZL MSCI Emerging Markets Equity Index Fund, Class 2	$1,000.00	$1,020.68	$4.58	0.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	27.8%
Financials	23.8
Consumer Discretionary	9.9
Materials	7.3
Energy	6.3
Consumer Staples	6.5
Industrials	5.0
Telecommunication Services	4.9
Real Estate	2.8
Health Care	2.5
Utilities	2.6

Total Common Stocks and Preferred Stocks	99.4
Securities Held as Collateral for Securities on Loan	1.8
Money Market	0.3

Total Investment Securities	101.5
Net other assets (liabilities)	(1.5)

Net Assets	100.0%

3

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks (97.1%):
Aerospace & Defense (0.2%):
14,149	Aselsan Elektronik Sanayi Ve Ticaret AS	$118,864
139,000	AviChina Industry & Technology Co., Ltd.^	73,948
50,270	Embraer SA	303,169
4,418	Korea Aerospace Industries, Ltd.	195,575
2,385	Samsung Techwin Co., Ltd.*	79,181

		770,737

Air Freight & Logistics (0.0%):
1,401	Hyundai Glovis Co., Ltd.	177,983

Airlines (0.2%):
126,000	Air China, Ltd.	152,588
130,100	AirAsia Berhad	107,866
188,000	China Airlines, Ltd.*	73,566
126,000	China Southern Airlines Co., Ltd., Class H	130,106
144,200	Eva Airways Corp.	76,763
3,195	Korean Air Lines Co., Ltd.*	100,842
20,240	Latam Airlines Group SA	286,934
38,206	Turk Hava Yollari Anonim Ortakligi*	158,198

		1,086,863

Auto Components (0.7%):
14,500	Bharat Forge, Ltd.	166,045
562	Bosch, Ltd.	177,007
147,000	Cheng Shin Rubber Industry Co., Ltd.	259,390
37,200	Fuyao Glass Industry Group Co., Ltd., Class H^	156,696
4,908	Hankook Tire Co., Ltd.	250,162
13,244	Hanon Systems	171,651
4,688	Hyundai Mobis Co., Ltd.	1,152,575
1,155	Hyundai Wia Corp.	70,165
43,791	Motherson Sumi Systems, Ltd.	260,303

		2,663,994

Automobiles (2.6%):
5,585	Bajaj Auto, Ltd.	291,201
218,000	Brilliance China Automotive Holdings, Ltd.	579,209
46,000	BYD Co., Ltd., Class H	399,259
188,000	Dongfeng Motor Corp., Series H	227,576
5,291	Ford Otomotiv Sanayi AS	84,175
350,000	Geely Automobile Holdings, Ltd.	1,200,965
235,000	Great Wall Motor Co.^	269,056
148,000	Guangzhou Automobile Group Co., Ltd.	349,595
3,486	Hero MotoCorp, Ltd.	206,672
10,547	Hyundai Motor Co.	1,536,753
1,672	Hyundai Motor Co., Ltd.	146,387
16,724	Kia Motors Corp.	523,171
49,564	Mahindra & Mahindra, Ltd.	582,103
7,274	Maruti Suzuki India, Ltd.	1,107,178
1,369,800	PT Astra International Tbk	837,479
27,538	Tata Motors, Ltd.*	104,544
112,003	Tata Motors, Ltd.*	753,388
8,708	Tofas Turk Otomobil Fabrikasi AS	75,754
32,400	UMW Holdings Berhad*	41,658

		9,316,123

Shares		Fair Value
Common Stocks, continued
Banks (15.1%):
152,680	Abu Dhabi Commercial Bank	$282,634
1,831,000	Agricultural Bank of China, Ltd.	852,108
160,932	Akbank T.A.S.	418,348
6,260	Alior Bank SA*	142,616
71,600	Alliance Financial Group Berhad	72,273
101,827	Alpha Bank SA*	218,224
129,400	AMMB Holdings Berhad	141,116
115,515	Axis Bank, Ltd.	1,020,594
64,874	Banco Bradesco SA	627,163
1,756,335	Banco de Chile	281,608
2,595	Banco de Credito e Inversiones	180,525
60,866	Banco do Brasil SA	584,011
29,173	Banco Santander Brasil SA	280,444
4,630,723	Banco Santander Chile	362,883
13,323	Bancolombia SA	133,955
31,108	Bancolombia SA	312,147
16,800	Bangkok Bank Public Co., Ltd.	112,893
2,261	Bank Handlowy w Warszawie SA	53,199
41,982	Bank Millennium SA*	107,849
5,530,000	Bank of China, Ltd.	2,713,700
613,000	Bank of Communications Co., Ltd., Class H	454,430
52,000	Bank of the Philippine Islands	112,512
11,468	Bank Pekao SA	426,242
2,604	Bank Zachodni WBK SA	295,848
46,038	Barclays Africa Group, Ltd.	679,499
150,104	BDO Unibank, Inc.	493,019
15,481	BNK Financial Group, Inc.	136,217
2,795	Capitec Bank Holdings, Ltd.	248,322
359,100	Chang Hwa Commercial Bank	199,730
616,000	China Citic Bank Co., Ltd.	385,756
5,790,000	China Construction Bank	5,325,953
890,000	China Development Financial Holding Corp.	302,985
136,000	China Everbright Bank Co., Series H	63,429
274,500	China Merchants Bank Co., Ltd.	1,092,379
408,500	China Minsheng Banking Corp., Ltd.	408,555
1,178,000	Chinatrust Financial Holding Co., Ltd.	810,529
174,000	Chongqing Rural Commercial Bank Co., Ltd.	122,920
313,200	CIMB Group Holdings Berhad	506,518
17,658	Commercial Bank of Qatar Qsc (The)*	140,701
71,877	Commercial International Bank Egypt SAE	314,062
4,443	Credicorp, Ltd.	921,611
12,002	DGB Financial Group, Inc.	118,062
85,517	Dubai Islamic Bank	144,062
633,459	E.Sun Financial Holding Co., Ltd.	402,179
128,606	Eurobank Ergasias SA*	131,099
642,600	First Financial Holdings Co., Ltd.	422,250
242,735	Grupo Aval Acciones y Valores	105,014
171,759	Grupo Financiero Banorte SAB de C.V.	942,995
156,771	Grupo Financiero Inbursa SAB de C.V., Class O	256,705
138,085	Grupo Financiero Santander Mexico Sab de C.V.	201,944
42,000	Habib Bank, Ltd.	63,729
20,367	Hana Financial Holdings Group, Inc.	947,807
45,400	Hong Leong Bank Berhad	191,271

Continued

4

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Banks, continued
15,800	Hong Leong Financial Group Berhad	$69,849
488,450	Hua Nan Financial Holdings Co., Ltd.	274,896
164,109	ICICI Bank, Ltd.	804,790
86,731	IDFC Bank, Ltd.	73,703
5,076,000	Industrial & Commercial Bank of China	4,070,664
15,412	Industrial Bank of Korea (IBK)	236,372
10,639,682	Itau Corpbanca	96,820
271,956	Itausa - Investimentos Itau SA	887,303
71,500	Kasikornbank Public Co., Ltd.	508,206
50,100	Kasikornbank Public Co., Ltd.	356,100
27,520	KB Financial Group, Inc.	1,627,353
4,645	Komercni Banka AS	199,536
238,400	Krung Thai Bank	140,327
290,901	Malayan Banking Berhad	704,318
28,544	Masraf Al Rayan	290,888
1,057	mBank SA*	141,239
10,500	MCB Bank, Ltd.	20,212
736,000	Mega Financial Holdings Co., Ltd.	595,097
44,020	Metropolitan Bank & Trust	89,379
34,531	Moneta Money Bank As	133,608
110,748	National Bank of Abu Dhabi	309,032
401,473	National Bank of Greece SA*	152,826
14,796	Nedcor, Ltd.^	307,297
16,375	OTP Bank Nyrt	677,102
17,620	Piraeus Bank SA*	64,869
64,016	Powszechna Kasa Oszczednosci Bank Polski SA*	813,530
684,500	PT Bank Central Asia Tbk	1,103,559
229,000	PT Bank Danamon Indonesia Tbk	117,114
1,326,600	PT Bank Mandiri Tbk	781,457
521,400	PT Bank Negara Indonesia Tbk	380,062
3,819,000	PT Bank Rakyat Indonesia Tbk	1,022,633
184,000	Public Bank Berhad	944,986
5,089	Qatar Islamic Bank	137,054
17,378	Qatar National Bank	605,820
56,400	RHB Capital Berhad	69,688
170,344	Sberbank of Russia, ADR	2,900,958
7,820	Security Bank Corp.	39,384
29,039	Shinhan Financial Group Co., Ltd.	1,340,438
126,500	Siam Commercial Bank Public Co., Ltd.	581,682
784,530	SinoPac Financial Holdings Co., Ltd.	254,912
89,177	Standard Bank Group, Ltd.	1,413,313
116,456	State Bank of India	564,223
692,529	Taishin Financial Holding Co., Ltd.	322,132
276,040	Taiwan Business Bank	77,803
554,140	Taiwan Cooperative Financial Holding Co., Ltd.	309,178
904,900	TMB Bank PCL	83,675
158,309	Turkiye Garanti Bankasi AS	448,599
43,823	Turkiye Halk Bankasi AS	124,839
104,602	Turkiye Is Bankasi AS, Class C	192,546
51,287	Turkiye Vakiflar Bankasi T.A.O., Class D	91,715
35,000	United Bank, Ltd.	59,648
176,822	VTB Bank OJSC, GDR	322,919
23,863	Woori Bank	350,948

Shares		Fair Value
Common Stocks, continued
Banks, continued
60,175	Yapi ve Kredi Bankasi AS*	$68,962
121,570	Yes Bank, Ltd.	599,293

		55,221,480

Beverages (1.4%):
324,430	Ambev SA Com Npv	2,081,799
14,344	Anadolu Efes Biracilik ve Malt Sanayii AS	91,696
28,489	Arca Continental SAB de C.V.	197,307
112,000	China Resources Enterprises, Ltd.	401,993
34,918	Coca-Cola Femsa	243,626
5,282	Coca-Cola Icecek AS	47,672
10,230	Compania Cervecerias Unidas SA	153,504
18,016	Embotelladora Andina SA	89,961
132,781	Fomento Economico Mexicano SAB de C.V.	1,249,082
22,000	Tsingtao Brewery Co., Ltd., Class H	113,384
3,771	United Spirits, Ltd.*	217,046

		4,887,070

Biotechnology (0.4%):
70,000	3SBio, Inc.*	137,224
5,595	Celltrion, Inc.*	1,149,922
282	Medy-Tox, Inc.	127,589
3,659	Sillajen, Inc.*	318,714
11,000	Taimed Biologics, Inc.*	68,824

		1,802,273

Building Products (0.0%):
427	KCC Corp.	151,962

Capital Markets (1.2%):
141,224	BM&F Bovespa SA	970,082
23,921	Brait Se^	80,806
604,000	China Cinda Asset Management Co., Ltd., Class H	221,081
64,000	China Everbright, Ltd.	142,778
217,500	China Galaxy Securities Co.	160,329
469,000	China Huarong Asset Management Co., Ltd., Class H	220,893
160,500	Citic Securities Co., Ltd.	330,055
15,738	Coronation Fund Managers, Ltd.	94,167
25,202	Daewoo Securities Co., Ltd.	215,991
98,600	Gf Securities Co., Ltd.	197,985
227,200	Haitong Securities Co., Ltd.	329,192
126,400	Huatai Securities Co., Ltd., Class H	251,000
15,336	Investec, Ltd.	111,551
2,765	Korea Investment Holdings Co., Ltd.	178,234
9,973	NH Investment & Securities Co., Ltd.	129,315
4,611	Samsung Securities Co., Ltd.	157,369
96,161	The Moscow Exchange	181,810
731,000	Yuanta Financial Holding Co., Ltd.	338,729

		4,311,367

Chemicals (2.4%):
20,278	Asian Paints, Ltd.	368,059
211,000	Formosa Chemicals & Fibre Corp.	730,028
285,000	Formosa Plastics Corp.	944,501

Continued

5

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
3,089	Grupa Azoty SA, ADR	$61,778
7,982	Hanwha Chemical Corp.	235,215
1,574	Hyosung Corp.	205,286
99,500	Indorama Ventures PCL	162,669
1,295	Kumho Petrochemical Co., Ltd.	120,603
540	LG Chem, Ltd.	125,614
3,224	LG Chem, Ltd.	1,218,508
1,069	Lotte Chemical Corp.	366,702
73,938	Mexichem SAB de C.V.	183,053
329,000	Nan Ya Plastics Corp.	861,052
1,183	OCI Co., Ltd.	150,451
46,719	Petkim Petrokimya Holding AS	95,803
172,300	Petronas Chemicals Group Berhad	327,668
9,523	Phosagro OAO, GDR	146,111
153,700	PTT Global Chemical Public Co., Ltd.	400,576
38,550	Sasol, Ltd.	1,334,489
240,000	Sinopec Shanghai Petrochemical Co., Ltd.	136,721
6,684	Sociedad Quimica y Minera de Chile SA	397,247
26,865	UPL, Ltd.	320,831

		8,892,965

Commercial Services & Supplies (0.1%):
168,000	China Everbright International, Ltd.^	239,954
1,571	KEPCO Plant Service & Engineering Co., Ltd.	59,543
929	S1 Corp.	92,909

		392,406

Communications Equipment (0.1%):
53,200	ZTE Corp., Class H*^	198,852

Construction & Engineering (0.7%):
296,000	China Communications Construction Co., Ltd.	336,133
155,000	China Railway Contstruction Corp., Ltd.	179,586
302,000	China Railway Group, Ltd.	223,408
124,000	China State Construction International Holdings, Ltd.	172,995
2,084	Daelim Industrial Co., Ltd.	160,421
8,837	Daewoo Engineering & Construct*	48,876
222,100	Dialog Group Berhad	137,953
145,100	Gamuda Berhad	177,670
3,522	GS Engineering & Construction Corp.*	93,152
4,047	Hyandai Development Co.	145,699
5,511	Hyundai Engineering & Construction Co., Ltd.	187,235
203,700	IJM Corporation Berhad	153,558
32,411	Larsen & Toubro, Ltd.	639,055
309,500	Waskita Karya Persero TBK PT	50,528

		2,706,269

Construction Materials (1.1%):
3,118	ACC, Ltd.	85,989
41,230	Ambuja Cements, Ltd.	175,706
86,000	Anhui Conch Cement Co., Ltd.	404,459
178,000	Asia Cement Corp.	168,619
31,885	Cementos Argos SA	123,187
1,033,642	Cemex SAB de C.V.*	773,446

Shares		Fair Value
Common Stocks, continued
Construction Materials, continued
216,000	China National Buildings Material Co., Ltd.^	$192,294
23,367	Grasim Industries, Ltd.	425,691
20,102	Grupo Argos SA	140,764
126,300	PT Indocement Tunggal Prakarsa Tbk	204,652
203,800	PT Semen Indonesia (Persero) Tbk	148,749
588	Shree Cement, Ltd.	166,778
18,700	Siam Cement PCL	280,806
237,000	Taiwan Cement Corp.	290,292
11,900	The Siam Cement Public Co., Ltd.	176,613
3,201	Titan Cement Co. SA	87,904
6,274	Ultra Tech Cement, Ltd.	424,033

		4,269,982

Consumer Finance (0.2%):
11,411	Bajaj Finance, Ltd.	313,991
68,100	Gentera SAB de C.V.	56,604
19,290	Mahindra & Mahindra Financial Services	142,982
2,462	Samsung Card Co., Ltd.	91,099
9,961	Shriram Transport Finance	230,569

		835,245

Containers & Packaging (0.1%):
41,904	Klabin SA	222,390

Distributors (0.1%):
11,293	Imperial Holdings, Ltd.	239,833

Diversified Consumer Services (0.4%):
96,713	Kroton Educacional SA	536,598
8,921	New Oriental Education & Technology Group, Inc., ADR	838,574
18,562	TAL Education Group, ADR	551,477

		1,926,649

Diversified Financial Services (1.5%):
17,170	Ayala Corp.	349,205
71,000	Chailease Holding Co., Ltd.	206,445
135,000	Far East Horizon, Ltd.	115,220
241,057	FirstRand, Ltd.	1,314,642
447,000	Fubon Financial Holdings Co., Ltd.	760,714
9,452	Grupo de Inversiones Suramericana	123,627
16,737	Grupo de Inversiones Suramericana SA	226,207
6,780	GT Capital Holdings, Inc.	175,526
65,901	Haci Omer Sabanci Holding AS	193,391
1,157,500	Metro Pacific Investments Corp.	159,087
43,855	Power Finance Corp., Ltd.	83,654
6,390	PSG Group, Ltd.	139,922
38,242	Remgro, Ltd.	731,921
52,249	Rmb Holdings, Ltd.	333,751
49,354	Rural Electrification Corp., Ltd.	120,417

		5,033,729

Diversified Telecommunication Services (1.6%):
146,000	Asia Pacific Telecom Co., Ltd.*	49,004
41,476	Bharti Infratel, Ltd.	246,351

Continued

6

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
166,000	China Communications Services Corp., Ltd.	$111,034
956,000	China Telecom Corp., Ltd., Class H	454,879
426,000	China Unicom (Hong Kong), Ltd.*	576,555
265,000	Chunghwa Telecom Co., Ltd.	943,901
132,639	Emirates Telecommunications Group Co. PJSC	631,693
16,963	Hellenic Telecommunications Organization SA (OTE)	234,029
4,302	O2 Czech Republic AS	55,881
6,681	Ooredoo Qsc	166,965
45,417	Orange Polska SA*	75,564
3,514,600	PT Telekomunikasi Indonesia Tbk	1,144,099
173,600	PT Tower Bersama Infrastructure Tbk	82,165
31,346	Telefonica Brasil	459,561
78,100	Telekom Malaysia Berhad	121,556
18,236	Telkom SA SOC, Ltd.	71,137
681,200	True Corp. PCL*	129,696
31,492	Turk Telekomunikasyon AS*	53,523

		5,607,593

Electric Utilities (1.2%):
14,284	Centrais Eletricas Brasileiras SA*	83,301
15,700	Centrais Eletricas Brasileiras SA	107,466
11,133	CEZ	259,803
9,035	Companhia Energetica de Minas Gerais*	18,799
56,870	Companhia Energetica de Minas Gerais, ADR	117,811
21,000	EDP — Energias do Brasil SA	88,653
2,008,828	ENEL Americas SA	447,630
1,359,159	ENEL Chile SA	160,924
13,700	Equatorial Energia SA	271,208
5,442,678	Federal Hydrogenerating Co. (Rushydro)	68,853
2,525,149	Inter Rao Ues PJSC	149,010
18,720	Interconexion Electrica SA ESP	89,149
17,271	Korea Electric Power Corp., Ltd.	615,538
61,642	PGE SA*	213,426
76,751	Tata Power Co., Ltd.	112,346
72,780	Tauron Polska Energia SA*	63,685
227,300	Tenega Nasional Berhad	856,347
11,295	Transmissora Alianca de Energia Eletrica SA	72,682

		3,796,631

Electrical Equipment (0.2%):
60,987	Bharat Heavy Electricals, Ltd.	88,016
3,385	Doosan Heavy Industries & Construction Co., Ltd.	48,526
17,292	Havells India, Ltd.	151,903
186,000	Shanghai Electric Group Co., Ltd., Class H*	76,548
127,000	Teco Electric & Machinery Co., Ltd.	121,578
40,500	Zhuzhou CSR Times Electric Co., Ltd.	263,086

		749,657

Electronic Equipment, Instruments & Components (2.5%):
51,000	AAC Technologies Holdings, Inc.	907,039
561,000	AU Optronics Corp.	233,405
35,300	Delta Electronics Thai PCL	79,272
140,000	Delta Electronics, Inc.	674,366

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
1,073,000	Hon Hai Precision Industry Co., Ltd.	$3,418,975
605,000	Innolux Corp.	251,643
44,000	Kingboard Chemical Holdings, Ltd.	237,434
7,000	Largan Precision Co., Ltd.	942,978
16,614	LG Display Co., Ltd.	464,011
1,006	LG Innotek Co., Ltd.	134,772
3,963	Samsung Electro-Mechanics Co., Ltd., Series L	368,524
3,757	Samsung SDI Co., Ltd.	713,463
50,000	Sunny Optical Technology Group Co., Ltd.	633,391
100,000	Synnex Technology International Corp.	136,189
130,000	WPG Holdings, Ltd.	172,202
14,000	Yageo Corp.	165,722
26,000	Zhen Ding Technology Holding, Ltd.	57,178

		9,590,564

Energy Equipment & Services (0.0%):
94,000	China Oilfield Services, Ltd.	91,532
269,600	Sapurakencana Petroleum Berhad	47,206

		138,738

Equity Real Estate Investment Trusts (0.5%):
131,506	Emlak Konut Gayrimenkul Yatiirim*	97,521
195,844	Fibra UNO Amdinistracion SA	289,802
65,874	Fortress REIT, Ltd., Class A	99,151
52,652	Fortress REIT, Ltd., Class B	180,205
158,019	Growthpoint Properties, Ltd.	354,486
16,836	Hyprop Investments, Ltd.	160,156
370,895	Redefine Properties, Ltd.	321,822
20,451	Resilient REIT, Ltd.	250,757

		1,753,900

Food & Staples Retailing (1.6%):
27,300	Atacadao Distribuicao Comercio E Industria, Ltd.*	125,539
536	BGF Retail Co., Ltd.*	105,157
23,649	Bid Corp., Ltd.	577,241
13,909	BIM Birlesik Magazalar AS	286,676
106,977	Cencosud SA	316,069
330,400	CP All PCL	780,254
2,473	Dongsuh Companies, Inc.	67,268
1,492	E-Mart Co., Ltd.	377,296
1,911	GS Retail Co., Ltd.	71,977
21,576	Magnit OJSC, Registered Shares, GDR	590,134
25,356	Pickn Pay Stores, Ltd.^	142,430
39,000	President Chain Store Corp.	371,764
16,090	Raia Drogasil SA	445,395
30,490	Shoprite Holdings, Ltd.	546,967
154,500	Sun Art Retail Group, Ltd.	163,141
12,481	The Spar Group, Ltd.	205,756
370,065	Wal-Mart de Mexico SAB de C.V.	907,722

		6,080,786

Food Products (1.6%):
32,081	BRF-Brasil Foods SA*	354,059
1,983	Britannia Industries, Ltd.	146,214

Continued

7

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Food Products, continued
182,700	Charoen Pokphand Foods Public Co., Ltd.	$134,598
280,000	China Huishan Dairy Holdings Co., Ltd.*(a)	—
194,000	China Mengniu Dairy Co., Ltd.	576,811
609	CJ CheilJedang Corp.	208,271
87,700	Felda Global Ventures Holdings	36,646
16,400	Genting Plantations Berhad	42,573
13,566	Gruma, SAB de C.V., Class B	172,071
110,169	Grupo Bimbo SAB de C.V., Series A	244,171
42,800	Grupo Lala Sab de C.V.^	60,177
128,600	IOI Corp. Berhad	144,360
54,024	JBS SA	159,809
30,300	Kuala Lumpur Kepong Berhad	187,277
2,168	Lotte Confectionery Co., Ltd.	131,780
7,200	M Dias Branco SA	113,114
1,780	Nestle India, Ltd.	219,500
4,000	Nestle Malaysia Berhad	101,896
1,487	Orion Corp.*	145,277
84	Ottogi Corp.	63,262
8,845	Pioneer Foods, Ltd.	98,350
33,700	PPB Group Berhad	143,683
526,900	PT Charoen Pokphand Indonesia Tbk	116,528
161,400	PT Indofood CBP Sukses Makmur Tbk	105,806
311,900	PT Indofood Sukses Makmur Tbk	175,123
169,500	Sime Darby Plantation Berhad*	251,485
37,000	Standard Foods Corp.	92,017
128,100	Thai Union Frozen Products PCL	78,215
11,409	Tiger Brands, Ltd.	425,422
124,000	Tingyi (Caymen Is) Holding Corp.	241,030
10,652	Ulker Biskuvi Sanayi AS	55,246
344,000	Uni-President Enterprises Corp.	762,701
56,770	Universal Robina Corp.	171,767
321,000	Want Want China Holdings, Ltd.^	268,580

		6,227,819

Gas Utilities (0.6%):
128,000	China Gas Holdings, Ltd.	353,111
62,000	China Resources Gas Group, Ltd.	224,002
57,000	ENN Energy Holdings, Ltd.	404,423
34,648	GAIL India, Ltd.	270,527
40,515	Infraestructura Energetica Nova, SAB de C.V.	198,261
1,962	Korea Gas Corp.*	77,970
49,300	Petronas Gas Berhad	213,053
755,000	PT Perusahaan Gas Negara Tbk	97,214

		1,838,561

Health Care Equipment & Supplies (0.0%):
32,700	Hartalega Holdings Berhad	86,276
132,000	Shandong Weigao Group Medical Polymer Co., Ltd., Class H	95,884

		182,160

Health Care Providers & Services (0.5%):
323,700	Bangkok Dusit Medical Services Public Co., Ltd.	207,211
24,700	Bumrungrad Hospital PCL	143,254

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
2,398	Celltrion Healthcare Co., Ltd.*	$242,204
123,600	IHH Healthcare Berhad	179,100
85,294	Life Healthcare Group Holdings Pte, Ltd.	191,850
65,752	Netcare, Ltd.	134,071
18,400	OdontoPrev SA	88,274
15,200	Qualicorp SA	142,086
43,100	Shanghai Pharmaceuticals Holding Co., Ltd.	116,393
82,400	Sinopharm Group Co., Series H	354,922

		1,799,365

Health Care Technology (0.0%):
244,000	Alibaba Health Information Technology, Ltd.*	123,110

Hotels, Restaurants & Leisure (0.8%):
331,249	DXB Entertainments PJSC*	57,245
149,700	Genting Berhard	340,209
219,300	Genting Malaysia Berhad	305,225
29,670	Jollibee Foods Corp.	150,359
7,822	Kangwon Land, Inc.	254,270
179,400	Minor International PCL	240,559
15,544	OPAP SA	195,571
26,520	Yum China Holdings, Inc.	1,061,331

		2,604,769

Household Durables (0.4%):
16,369	Arcelik AS	92,915
3,673	Coway Co., Ltd.	334,689
83,000	Haier Electronics Group Co., Ltd.	227,304
811	Hanssem Co., Ltd.	136,383
7,676	LG Electronics, Inc.	759,612
10,000	Nien Made Enterprise Co., Ltd.	106,880
210,921	Steinhoff International Holdings NV^	79,495

		1,737,278

Household Products (0.4%):
44,314	Hindustan Unilever, Ltd.	947,914
105,600	Kimberl- Clark de Mexico SAB de C.V.	185,968
105,800	PT Unilever Indonesia Tbk	436,006

		1,569,888

Independent Power & Renewable Electricity Producers (0.5%):
107,100	Aboitiz Power Corp.	89,291
174,425	AES Gener SA	57,778
785,000	Cgn Power Co., Ltd., Class H^	212,555
251,000	China Longyuan Power Group Corp.	178,424
140,000	China Resources Power Holdings Co.	260,669
546,185	Colbun SA	125,633
8,800	Electricity Genera PCL	58,346
224,748	ENEL Generacion Chile SA	203,521
11,300	Engie Brasil Energia SA	120,997
48,900	Glow Energy PCL	121,897
294,000	Huaneng Power International, Inc., Class H	184,302
374,000	Huaneng Renewables Corp., Ltd.	126,429
114,594	NTPC, Ltd.	317,845

		2,057,687

Continued

8

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Industrial Conglomerates (1.9%):
141,120	Aboitiz Equity Ventures, Inc.	$208,874
208,198	Alfa SAB de C.V., Class A	229,288
254,400	Alliance Global Group, Inc.*	81,446
37,500	Beijing Enterprises Holdings, Ltd.	221,779
24,068	Bidvest Group, Ltd.	424,595
410,000	Citic, Ltd.	591,338
1,098	CJ Corp.	186,286
275,700	DMCI Holdings, Inc.	79,505
240,000	Far Eastern New Century Corp.	215,973
187,500	Fosun International, Ltd.^	414,059
34,601	Grupo Carso SAB de C.V.	114,037
3,187	Hanwha Corp.	123,413
41,000	Hap Seng Consolidated Berhad	96,821
10,392	Industries Qatar Q.S.C.	279,563
214,420	JG Summit Holdings, Inc.	309,421
55,651	KOC Holdings AS	271,473
6,809	LG Corp.	578,526
5,142	Samsung C&T Corp.	604,831
33,000	Shanghai Industrial Holdings, Ltd.	94,605
4,930	Siemens, Ltd.	95,594
169,500	Sime Darby Berhad	92,400
2,155	SK C&C Co., Ltd.	570,034
16,690	SM Investments Corp.	330,620
54,505	Turkiye Sise ve Cam Fabrikalari AS	67,607

		6,282,088

Insurance (3.7%):
2,533	Bajaj Finserv, Ltd.	207,565
48,959	BB Seguridade Participacoes SA	420,601
556,000	Cathay Financial Holding Co., Ltd.	997,213
148,240	China Life Insurance Co., Ltd.	149,046
521,000	China Life Insurance Co., Ltd.	1,626,477
187,000	China Pacific Insurance Group Co., Ltd., Class H	894,410
112,200	China Taiping Insurance Holdings Co., Ltd.	418,166
23,849	Discovery, Ltd.	359,749
3,804	Dongbu Insurance Co., Ltd.	252,944
15,390	Hanwha Life Insurance Co., Ltd.	99,240
4,703	Hyundai Marine & Fire Insurance Co., Ltd.	206,267
7,924	Liberty Holding, Ltd.	79,721
70,805	MMI Holdings, Ltd.	120,608
58,200	New China Life Insurance Co., Ltd.	395,968
432,000	People’s Insurance Co. Group of China, Ltd.	212,025
322,000	Picc Property & Casuality Co., Ltd., Class H	617,709
358,500	Ping An Insurance Group Co. of China, Ltd.	3,731,455
7,800	Porto Seguro SA	85,449
43,323	Powszechny Zaklad Ubezpieczen SA	523,877
11,109	Qatar Insurance Co.	163,751
46,206	Rand Merchant Investment Holdings, Ltd.	171,974
2,142	Samsung Fire & Marine Insurance Co., Ltd.	533,962
4,984	Samsung Life Insurance Co., Ltd.	580,141
99,116	Sanlam, Ltd.	698,850
566,000	Shin Kong Financial Holdings Co., Ltd.	199,525
14,112	Sul America SA	79,405

		13,826,098

Shares		Fair Value
Common Stocks, continued
Internet & Direct Marketing Retail (0.9%):
27,470	Ctrip.com International, ADR*^	$1,211,427
46,420	JD.com, Inc., ADR*	1,922,716
28,064	Vipshop Holdings, Ltd., ADR*	328,910

		3,463,053

Internet Software & Services (11.9%):
6,308	58.com, Inc., ADR*	451,464
79,633	Alibaba Group Holding, Ltd., ADR*	13,731,118
3,701	Autohome, Inc., ADR*	239,344
19,175	Baidu, Inc., ADR*	4,490,976
2,326	Daum Kakao Corp.	297,444
6,605	Momo, Inc., ADR*	161,690
5,489	NetEase, Inc., ADR	1,894,089
1,961	NHN Corp.	1,592,418
3,755	SINA Corp.	376,664
392,100	Tencent Holdings, Ltd.	20,270,251
2,651	Weibo Corp.- Spon, ADR*^	274,272
2,228	YY, Inc., ADR*	251,898

		44,031,628

IT Services (1.6%):
87,441	Cielo SA	620,153
39,769	HCL Technologies, Ltd.	554,959
126,041	Infosys, Ltd.	2,055,364
2,415	Samsung SDS Co., Ltd.	450,398
32,166	Tata Consultancy Services, Ltd.	1,361,292
29,797	Tech Mahindra, Ltd.	235,061
68,000	Travelsky Technology, Ltd., Series H	203,787
29,140	Vakrangee, Ltd.	191,644
77,511	Wipro, Ltd.	381,468

		6,054,126

Leisure Products (0.0%):
18,000	Giant Manufacturing Co., Ltd.	98,702

Life Sciences Tools & Services (0.1%):
1,168	Samsung Biologics Co., Ltd.*	404,402

Machinery (0.7%):
8,000	AirTac International Group	143,497
78,790	Ashok Leyland, Ltd.	146,695
116,000	China Conch Venture Holdings, Ltd.	268,328
288,000	CRRC Corp., Ltd., Class H	307,836
2,340	Doosan Bobcat, Inc.	78,275
933	Eicher Motors, Ltd.	442,896
44,000	Haitian International Holdings, Ltd.	132,331
15,300	Hiwin Technologies Corp.	164,862
2,118	Hyundai Heavy Industries Co.*	198,630
17,544	Samsung Heavy Industries Co., Ltd.*	119,943
37,828	WEG SA	275,015
132,000	Weichai Power Co., Ltd., Class H	144,600

		2,422,908

Continued

9

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Marine (0.0%):
135,893	Evergreen Marine Corp. (Taiwan), Ltd.*	$74,573
95,000	MISC Berhad	174,302

		248,875

Media (2.6%):
860,000	Alibaba Pictures Group, Ltd.*^	115,552
108,100	Astro Malaysia Holdings Berhad	70,949
4,891	Cheil Worldwide, Inc.	96,834
1,345	CJ E&M Corp.	122,564
13,280	Cyfrowy Polsat SA	94,574
166,900	Grupo Televisa SAB	625,283
30,155	Naspers, Ltd.	8,431,441
404,000	PT Surya Citra Media Tbk	73,703
39,393	ZEE Entertainment Enterprises, Ltd.	359,086

		9,989,986

Metals & Mining (3.2%):
182,800	Alrosa PAO	237,971
288,000	Aluminum Corp. of China, Ltd.*	206,322
3,733	Anglo American Platinum, Ltd.*	107,026
28,342	AngloGold Ashanti, Ltd.	290,135
844,000	China Steel Corp.	702,072
13,170	Cia de Minas Buenaventura SA, ADR	185,434
43,200	Companhia Siderurgica Nacional SA (CSN)*	109,163
96,899	Eregli Demir ve Celik Fabrikalari T.A.S.	256,008
53,673	Gold Fields	234,156
260,981	Grupo Mexico SAB de C.V., Series B	861,989
78,562	Hindalco Industries, Ltd.	336,630
5,877	Hyundai Steel Co.	321,557
9,186	Industrias Penoles SAB de C.V.	192,004
3,202	Jastrzebska Spolka Weglowa SA*	88,249
86,000	Jiangxi Copper Co., Ltd.	136,257
58,560	JSW Steel, Ltd.	247,438
10,258	KGHM Polska Miedz SA	326,395
627	Korea Zinc Co.	288,498
4,432	Kumba Iron Ore, Ltd.	136,265
153,767	Magnitogorsk Iron & Steel Works PJSC	111,703
4,355	MMC Norilsk Nickel PJSC	819,944
91,871	Novolipetsk Steel PJSC	234,617
1,838	Polyus PJSC	146,576
5,099	POSCO	1,583,467
90,100	Press Metal Aluminium Holdings Berhad	119,881
11,606	Severstal	178,742
119,266	Sibanye Gold, Ltd.	151,753
5,983	Southern Copper Corp.^	283,893
20,514	Tata Steel, Ltd.	235,342
212,553	Vale SA	2,580,401
106,161	Vedanta, Ltd.	547,272
398,000	Zijin Mining Group Co., Ltd.	150,130

		12,407,290

Shares		Fair Value
Common Stocks, continued
Multiline Retail (0.4%):
12,985	El Puerto de Liverpool SAb de C.V.^	$82,130
1,129	Hyundai Department Store Co., Ltd.	110,174
49,056	Lojas Renner SA	524,982
872	Lotte Shopping Co., Ltd.	162,397
141,900	PT Matahari Department Store Tbk	104,326
34,100	Robinson Department Store Public Co., Ltd.	76,199
48,869	S.A.C.I. Falabella	487,482
522	Shinsegae Department Store Co.	146,058
74,723	Woolworths Holdings, Ltd.	395,824

		2,089,572

Multi-Utilities (0.0%):
2,470	Qatar Electricity & Water Co.	122,686
339,864	YTL Corporation Berhad	115,121
143,004	YTL Power International Berhad	45,645

		283,452

Oil, Gas & Consumable Fuels (6.3%):
133,700	Banpu Public Co., Ltd.	79,913
53,190	Bharat Pertoleum Corp., Ltd.	430,924
1,762,000	China Petroleum & Chemical Corp., Class H	1,291,079
243,500	China Shenhua Energy Co., Ltd.	629,925
1,233,000	CNOOC, Ltd.	1,772,663
43,889	Coal India, Ltd.	180,833
11,930	Cosan sa industria e Comercio	149,291
342,590	Ecopetrol SA	253,917
32,838	Empresas Copec SA	518,808
79,400	Energy Absolute Public Co., Ltd.	127,900
13,204	Exxaro Resources, Ltd.	173,981
91,000	Formosa Petrochemical Corp.	352,804
732,973	Gazprom PJSC	1,660,305
6,397	Grupa Lotos SA	106,053
3,320	GS Holdings	192,690
41,744	Hindustan Petroleum Corp., Ltd.	273,664
40,181	Indian Oil Corp., Ltd.	244,586
908,100	IRPC PCL	196,381
246,000	Kunlun Energy Co., Ltd.	256,374
30,307	LUKOIL PJSC	1,754,179
24,377	MOL Hungarian Oil & Gas plc	283,186
6,495	NovaTek OAO, Registered Shares, GDR	780,452
46,100	Oil & Gas Development Co., Ltd.	67,971
82,768	Oil & Natural Gas Corp., Ltd.	253,061
1,446,000	PetroChina Co., Ltd., Class H	1,009,125
200,788	Petroleo Brasileiro SA*	1,023,829
269,810	Petroleo Brasileiro SA*	1,309,876
19,700	Petronas Dagangan Berhad	118,157
30,962	Petronet LNG, Ltd.	123,430
21,318	Polski Koncern Naftowy Orlen SA	647,675
124,057	Polskie Gornictwo Naftowe i Gazownictwo SA	223,852
996,300	PT Adaro Energy Tbk	136,179
115,900	PT United Tractors Tbk	302,099
103,700	PTT Exploration & Production PCL	317,898
69,100	PTT PCL	932,739

Continued

10

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
178,995	Reliance Industries, Ltd.	$2,582,583
79,626	Rosneft Oil Co., Registered Shares, GDR	397,281
4,654	SK Energy Co., Ltd.	886,349
3,116	S-Oil Corp.	339,979
506,885	Surgutneftegas OJSC	245,379
479,800	Surgutneftegas Prefernce	234,373
110,490	Tatneft PJSC	918,346
58,300	Thai Oil Public Co., Ltd.	185,213
8,910	Tupras-Turkiye Petrol Rafine	285,711
26,166	Ultrapar Participacoes SA	591,759
130,000	Yanzhou Coal Mining Co.	151,531

		24,994,303

Paper & Forest Products (0.4%):
86,517	Empresas CMPC SA	294,210
16,619	Fibria Celulose SA	239,791
9,010	Mondi, Ltd.	232,944
124,000	Nine Dragons Paper Holdings, Ltd.	198,659
41,145	Sappi, Ltd.	298,632
28,000	Suzano Papel e Celulose SA	157,802

		1,422,038

Personal Products (0.8%):
2,267	Amorepacific Corp.	643,962
635	Amorepacific Corp.	98,441
1,878	Amorepacific Group	247,436
33,415	Dabur India, Ltd.	182,729
16,316	Godrej Consumer Products, Ltd.	255,138
49,500	Hengan International Group Co., Ltd.	549,438
148	LG Household & Health Care, Ltd.	96,441
648	LG Household & Health Care, Ltd.	718,495
27,460	Marico, Ltd.	138,738
11,900	Natura Cosmeticos SA	118,630

		3,049,448

Pharmaceuticals (1.5%):
27,493	Aspen Pharmacare Holdings, Ltd.	618,565
18,377	Aurobindo Pharma, Ltd.	198,037
14,212	Cadila Healthcare, Ltd.	96,533
85,000	China Medical System Holdings, Ltd.	198,108
298,000	China Pharmaceutical Enterprise & Investment Corp.	601,679
129,500	China Resources Pharmaceutical	167,817
22,292	Cipla, Ltd.	211,980
7,939	Dr Reddy’s Laboratories, Ltd.	299,760
9,570	Glenmark Pharmaceuticals, Ltd.	88,981
435	Hanmi Pharm Co., Ltd.*	236,423
900	Hanmi Science Co., Ltd.*	93,220
22,628	Hypermarcas SA	245,638
16,627	Lupin, Ltd.	230,259
5,082	Piramal Enterprises, Ltd.	227,923
1,460,000	PT Kalbe Farma Tbk	181,970
8,905	Richter Gedeon Nyrt	233,386
37,000	Shanghai Fosun Pharmaceutical Group Co., Ltd.	237,350

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
262,000	Sihuan Pharmaceutical Holdings Group, Ltd.	$94,231
314,000	Sino Biopharmaceutical, Ltd.	555,684
64,708	Sun Pharmaceutical Industries, Ltd.	577,163
610	Yuhan Corp.	124,772

		5,519,479

Real Estate Management & Development (2.3%):
217,681	Aldar Properties PJSC	130,405
546,900	Ayala Land, Inc.	487,587
10,148	Barwa Real Estate Co.	90,303
60,731	BR Malls Participacoes SA	233,123
95,100	Central Pattana PCL	248,480
225,000	China Evergrande Group*^	770,624
276,000	China Overseas Land & Investment, Ltd.	888,352
208,000	China Resources Land, Ltd.	610,895
81,300	China Vanke Co., Ltd., Class H	323,752
383,000	Country Garden Holdings Co., Ltd.^	727,759
120,230	Damac Properties Dubai Co. PJSC	108,079
135,116	Emaar Malls PJSC	78,365
268,206	Emaar Properties PJSC	506,291
64,021	Ezdan Holding Group	215,684
258,000	Franshion Properties China, Ltd.	113,189
517,500	Fullshare Holdings, Ltd.	238,363
64,800	Guangzhou R&F Properties Co., Ltd., Class H	146,098
61,000	Highwealth Construction Corp.	86,819
109,100	IOI Properties Group Berhad	49,896
101,000	Longfor Properties Co., Ltd.	253,078
770,000	Megaworld Corp.	79,618
5,904	Multiplan Empreendimentos Imobiliarios SA	126,223
16,645	NEPI Rockcastle plc^	288,327
570,800	PT Bumi Serpong Damai Tbk	71,527
1,266,300	PT Pakuwon Jati Tbk	63,943
178,500	Robinsons Land Corp.	76,029
68,400	Ruentex Development Co., Ltd.*	73,392
60,100	Shanghai Lujiazue	86,864
75,500	Shimao Property Holdings, Ltd.	164,245
169,500	Sime Darby Property Berhad*	74,607
218,500	Sino-Ocean Land Holdings, Ltd.	150,245
586,200	SM Prime Holdings, Inc.	440,415
204,000	Soho China, Ltd.^	119,313
137,000	Sunac China Holdings, Ltd.	564,747

		8,686,637

Road & Rail (0.1%):
404,600	BTS Group Holdings PCL	103,236
400	CJ Korea Express Co., Ltd.*	52,293
2,868	Container Corporation of India, Ltd.	61,887
34,650	Localiza Rent a Car SA	230,491
56,464	Rumo SA*	220,830

		668,737

Continued

11

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment (5.5%):
472,930	Advanced Semiconductor Engineering, Inc.	$607,283
966,000	GCL-Poly Energy Holdings, Ltd.*	172,096
11,000	Globalwafers Co., Ltd.	146,208
436	Hyundai Robotics Co., Ltd.*	154,976
124,000	Macronix International Co., Ltd.*	183,410
105,000	MediaTek, Inc.	1,035,381
48,000	Nanya Technology Corp.	122,225
40,000	Novatek Microelectronics Corp.	152,391
10,000	Phison Electronics Corp.	97,898
60,000	Powertech Technology, Inc.	177,329
32,000	Realtek Semiconductor Corp.	117,015
209,800	Semiconductor Manufacturing International Corp.*	361,785
132,000	Siliconware Precision Industries Co.	222,923
40,072	SK Hynix, Inc.	2,829,830
1,695,000	Taiwan Semiconductor Manufacturing Co., Ltd.	13,028,210
852,000	United Microelectronics Corp.	405,281
62,000	Vanguard International Semiconductor Corp.	137,206
24,000	WIN Semiconductors Corp.	226,896
201,000	Winbond Electronics Corp.	158,067

		20,336,410

Software (0.3%):
62,000	Kingsoft Corp., Ltd.	205,672
1,235	Ncsoft Corp.	516,003
1,142	Netmarble Games Corp.*	200,670

		922,345

Specialty Retail (0.3%):
2,316	Ff Group*	52,680
651,000	GOME Electrical Appliances Holdings, Ltd.^	78,316
271,400	Home Product Center Public Co., Ltd.	106,449
17,000	Hotai Motor Co., Ltd.	202,209
2,364	Hotel Shilla Co., Ltd.	187,162
5,140	Jumbo SA	91,727
15,795	Mr.Price Group, Ltd.	313,483
14,576	The Foschini Group, Ltd.	232,386
29,757	Truworths International, Ltd.	227,517

		1,491,929

Technology Hardware, Storage & Peripherals (5.3%):
203,000	Acer, Inc.	164,289
24,199	Advantech Co., Ltd.	171,067
47,000	Asustek Computer, Inc.	441,570
47,000	Catcher Technology Co., Ltd.	515,947
36,180	Chicony Electronics Co., Ltd.	91,186
262,000	Compal Electronics, Inc.	187,241
75,000	Foxconn Technology Co., Ltd.	214,250
45,000	High Tech Computer Corp.*	110,231
176,000	Inventec Corp.	140,380
538,000	Lenovo Group, Ltd.^	303,658
166,000	Lite-On Technology Corp.	226,755
42,000	Micro-Star International Co., Ltd.	108,094
135,000	Pegatron Corp.	326,370

Shares		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals, continued
191,000	Quanta Computer, Inc.	$396,716
6,696	Samsung Electronics Co., Ltd.	15,910,752
216,217	Wistron Corp.	173,815

		19,482,321

Textiles, Apparel & Luxury Goods (0.5%):
81,000	Anta Sports Products, Ltd.	367,439
1,856	CCC SA	151,539
11,220	Eclat Textile Co., Ltd.	112,309
23,000	Feng Tay Enterprise Co., Ltd.	104,669
49,000	Formosta Taffeta Co., Ltd.	51,499
97	LPP SA	247,624
165,000	Pou Chen Corp.	213,624
39,000	Ruentex Industries, Ltd.	66,269
37,000	Shenzhou International Group	351,444
21,507	Titan Co., Ltd.	288,531

		1,954,947

Thrifts & Mortgage Finance (0.8%):
104,058	Housing Development Finance Corp., Ltd.	2,785,279
22,583	Indiabulls Housing Finance, Ltd.	422,949
20,876	LIC Housing Finance, Ltd.	183,961

		3,392,189

Tobacco (0.6%):
9,900	British American Tobacco Malaysia Berhad	97,925
233,051	ITC, Ltd.	959,845
8,005	KT&G Corp.	863,925
28,200	PT Gudang Garam Tbk	174,211
658,900	PT Hanjaya Mandala Sampoerna TbK	229,877

		2,325,783

Trading Companies & Distributors (0.0%):
3,229	Daewoo International Corp.	54,673
124,300	PT AkR Corporindo Tbk	58,121
8,796	SK Network Co., Ltd.	54,665

		167,459

Transportation Infrastructure (0.9%):
48,496	Adani Ports & Special Economic Zone, Ltd.	307,604
322,600	Airports of Thailand Public Co., Ltd.	671,935
476,100	Bangkok Expressway & Metro	112,585
106,000	Beijing Capital International Airport Co., Ltd.	159,450
99,228	China Merchants Holdings International Co., Ltd.	259,708
85,645	Companhia de Concessoes Rodoviarias	417,081
112,000	Cosco Pacific, Ltd.	116,539
11,337	DP World, Ltd.	283,629
15,570	Grupo Aeroportuario de Sur	284,066
26,780	Grupo Aeroporturaio del Pacifico SAB de C.V.	275,175
35,200	International Container Terminal Services, Inc.	74,340
84,000	Jiangsu Expressway Co., Ltd., Series H	127,922
54,700	Malaysia Airports Holdings Berhad	119,224
15,232	Promotora y Operadora de Infraestructura SAB de C.V.	150,526
150,707	PT Jasa Marga Persero Tbk	71,025

Continued

12

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Transportation Infrastructure, continued
108,000	Taiwan High Speed Rail Corp.	$85,250
11,315	TAV Havalimanlari Holding AS	67,072
70,800	Westports Holding Berhad	64,896
106,000	Zhejiang Expressway Co., Ltd.	116,542

		3,764,569

Water Utilities (0.3%):
180,991	Aguas Andinas SA, Class A	119,905
328,000	Beijing Enterprises Water Group, Ltd.^	253,794
23,502	Cia Saneamento Basico Do Estado de Sao Paulo	243,290
210,000	Guangdong Investment, Ltd.	281,117

		898,106

Wireless Telecommunication Services (3.3%):
71,200	Advanced Info Service Public Co., Ltd.	417,349
2,315,288	America Movil SAB de C.V., Series L	1,995,104
183,600	Axiata Group Berhad	248,702
84,613	Bharti Airtel, Ltd.	700,287
422,500	China Mobile, Ltd.	4,276,784
217,200	DIGI.com Berhad	273,919
8,615	Empresa Nacional de Telecomunicaciones SA	96,850
106,000	Far EasTone Telecommunications Co., Ltd.	261,849
181,537	Global Telecom Holding*	75,973
2,300	Globe Telecom, Inc.	87,555
94,240	Idea Cellular, Ltd.*	159,121
107,200	Maxis Berhad	159,338
35,032	Mobile TeleSystems PJSC, ADR	356,976
116,629	MTN Group, Ltd.	1,293,678
6,165	PLDT, Inc.	182,348
248,500	PT XL Axiata Tbk*	54,229
1,406	SK Telecom Co., Ltd.	350,838
111,000	Taiwan Mobile Co., Ltd.	401,011
64,588	Tim Participacoes SA	255,135
64,877	Turkcell Iletisim Hizmetleri AS	265,041
39,909	Vodacom Group, Ltd.	470,565

		12,382,652

Total Common Stocks (Cost $267,487,060)		364,028,210

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Preferred Stocks (2.3%):
Automobiles (0.1%):
2,422	Hyundai Motor Co., Ltd., 4.02%	$230,872

Banks (1.3%):
210,160	Banco Bradesco SA, 0.51%	2,145,137
222,275	Itau Unibanco Holding SA, Series S, 0.42%	2,853,925

		4,999,062

Chemicals (0.0%):
11,261	Braskem SA, Class A, 2.93%	145,572

Food & Staples Retailing (0.1%):
12,045	Companhia Brasileira de Destribuicao Grupo Pao de Acucar, Series A, 0.02%	286,678

Metals & Mining (0.1%):
68,648	Gerdau SA, 0.48%	256,268

Multiline Retail (0.1%):
47,082	Lojas Americanas SA, 0.09%	242,061

Technology Hardware, Storage & Peripherals (0.6%):
1,204	Samsung Electronics Co., Ltd., 1.34%	2,347,422

Total Preferred Stocks (Cost $6,779,156)		8,507,935

Securities Held as Collateral for Securities on Loan (1.8%):
$6,872,549	AZL MSCI Emerging Markets Equity Index Fund Securities Lending Collateral Account(b)	6,872,549

Total Securities Held as Collateral for Securities on Loan (Cost $6,872,549)		6,872,549

Unaffiliated Investment Company (0.3%):
1,111,015	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.11%(c)	1,111,015

Total Unaffiliated Investment Company (Cost $1,111,015)		1,111,015

Total Investment Securities
(Cost $282,249,780)(d) — 101.5%		380,519,709
Net other assets (liabilities) — (1.5)%		(5,750,066)

Net Assets — 100.0%		$374,769,643

Percentages indicated are based on net assets as of December 31, 2017.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $6,346,799.

(a)	The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.00% of the net assets of the Fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(c)	The rate represents the effective yield at December 31, 2017.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

13

AZL MSCI Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2017: (Unaudited)

Country	Percentage
Bermuda	0.2%
Brazil	6.6%
Cayman Islands	2.2%
Chile	1.2%
China	20.6%
Colombia	0.4%
Czech Republic	0.2%
Egypt	0.1%
Greece	0.3%
Hong Kong	5.7%
Hungary	0.3%
India	8.6%
Indonesia	2.2%
Korea, Republic Of	0.2%
Malaysia	2.3%
Malta	— %^
Mexico	2.9%
Pakistan	0.1%
Peru	— %^
Philippines	1.1%
Poland	1.3%
Qatar	0.6%
Republic of Korea (South)	14.9%
Romania	0.1%
Russian Federation	3.3%
South Africa	6.9%
Switzerland	0.2%
Taiwan, Province Of China	11.0%
Thailand	2.2%
Turkey	1.1%
United Arab Emirates	0.7%
United States	2.5%

100.0%

^	Represents less than 0.05%.

Futures Contracts

Cash of $113,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2017:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
Mini MSCI Emerging Markets Index March Futures (U.S. Dollar)	3/16/18	52	$3,025,620	$98,113

				$98,113

See accompanying notes to the financial statements.

14

AZL MSCI Emerging Markets Equity Index Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment securities, at cost	$282,249,780

Investment securities, at value*	$380,519,709
Segregated cash for collateral	113,000
Interest and dividends receivable	627,758
Foreign currency, at value (cost $1,153,335)	1,169,671
Receivable for investments sold	54,753
Receivable for variation margin on futures contracts	14,040
Reclaims receivable	69,530
Prepaid expenses	2,132

Total Assets	382,570,593

Liabilities:
Cash overdraft	39
Payable for capital shares redeemed	252,143
Payable for collateral received on loaned securities	6,872,549
Accrued foreign taxes	383,624
Manager fees payable	139,546
Administration fees payable	11,470
Distribution fees payable	72,781
Custodian fees payable	39,427
Administrative and compliance services fees payable	487
Transfer agent fees payable	792
Trustee fees payable	314
Other accrued liabilities	27,778

Total Liabilities	7,800,950

Net Assets	$374,769,643

Net Assets Consist of:
Capital	$263,230,209
Accumulated net investment income/(loss)	4,498,523
Accumulated net realized gains/(losses) from investment transactions	9,037,337
Net unrealized appreciation/(depreciation) on investments	98,003,574

Net Assets	$374,769,643

Class 1
Net Assets	$22,883,385
Shares of beneficial interest (unlimited number of shares authorized, no par value)	2,607,652
Net Asset Value (offering and redemption price per share)	$8.78

Class 2
Net Assets	$351,886,258
Shares of beneficial interest (unlimited number of shares authorized, no par value)	40,132,964
Net Asset Value (offering and redemption price per share)	$8.77

*	Includes securities on loan of $6,346,799.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends	$8,617,155
Interest	93,356
Income from securities lending	33,049
Other income	15,805
Foreign withholding tax	(1,037,587)

Total Investment Income	7,721,778

Expenses:
Manager fees	2,846,729
Administration fees	187,628
Distribution fees — Class 2	784,114
Custodian fees	557,847
Administrative and compliance services fees	4,701
Transfer agent fees	11,464
Trustee fees	16,338
Professional fees	21,129
Shareholder reports	24,133
Other expenses	48,248

Total expenses before reductions	4,502,331
Less expenses voluntarily waived/reimbursed by the Manager	(1,341,128)

Net expenses	3,161,203

Net Investment Income/(Loss)	4,560,575

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions and foreign currencies	9,682,761
Net realized gains/(losses) on forward currency contracts	14,039
Net realized gains/(losses) on futures contracts	774,675
Change in net unrealized appreciation/depreciation on investments and foreign currencies	87,170,796
Change in net unrealized appreciation/depreciation on futures contracts	121,987
Change in accrued foreign tax liability	(345,675)

Net Realized/Unrealized Gains/(Losses) on Investments	97,418,583

Change in Net Assets Resulting From Operations	$101,979,158

See accompanying notes to the financial statements.

15

AZL MSCI Emerging Markets Equity Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$4,560,575	$1,721,574
Net realized gains/(losses) on investment transactions	10,471,475	20,930,816
Change in unrealized appreciation/depreciation on investments	86,947,108	(7,870,303)

Change in net assets resulting from operations	101,979,158	14,782,087

Distributions to Shareholders:
From net investment income:
Class 1	(118,471)	(177,036)
Class 2	(1,318,973)	(1,002,584)
From net realized gains
Class 1	(526,133)	—
Class 2	(7,945,692)	—

Change in net assets resulting from distributions to shareholders	(9,909,269)	(1,179,620)

Capital Transactions:
Proceeds from shares issued	226,440	141,405
Proceeds from dividends reinvested	644,604	177,036
Value of shares redeemed	(3,046,177)	(3,606,577)

Total Class 1 Shares	(2,175,133)	(3,288,136)

Proceeds from shares issued	70,744,659	103,334,884
Proceeds from dividends reinvested	9,264,665	1,002,584
Value of shares redeemed	(63,012,450)	(39,516,903)

Total Class 2 Shares	16,996,874	64,820,565

Change in net assets resulting from capital transactions	14,821,741	61,532,429

Change in net assets	106,891,630	75,134,896
Net Assets:
Beginning of period	267,878,013	192,743,117

End of period	$374,769,643	$267,878,013

Accumulated net investment income/(loss)	$4,498,523	$1,293,824

Shares Transactions:
Class 1
Shares issued	29,685	21,440
Dividends reinvested	78,803	26,189
Shares redeemed	(381,076)	(562,635)

Total Class 1 Shares	(272,588)	(515,006)

Class 2
Shares issued	9,201,042	15,054,324
Dividends reinvested	1,132,600	148,311
Shares redeemed	(7,909,223)	(6,019,305)

Total Class 2 Shares	2,424,419	9,183,330

Change in shares	2,151,831	8,668,324

See accompanying notes to the financial statements.

16

AZL MSCI Emerging Markets Equity Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016	2015	2014		2013
Class 1
Net Asset Value, Beginning of Period	$6.60	$6.04	$7.35	$7.81		$8.05

Investment Activities:
Net Investment Income/(Loss)	0.12	0.06	0.07	0.10		0.09
Net Realized and Unrealized Gains/(Losses) on Investments	2.30	0.56	(1.00)	(0.48)		(0.25)

Total from Investment Activities	2.42	0.62	(0.93)	(0.38)		(0.16)

Dividends to Shareholders From:
Net Investment Income	(0.04)	(0.06)	(0.10)	(0.07)		(0.08)
Net Realized Gains	(0.20)	—	(0.28)	(0.01)		—

Total Dividends	(0.24)	(0.06)	(0.38)	(0.08)		(0.08)

Net Asset Value, End of Period	$8.78	$6.60	$6.04	$7.35		$7.81

Total Return(a)	36.97%	10.21%	(12.69)%	(4.96)%		(1.96)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$22,883	$19,006	$20,505	$26,194		$31,711
Net Investment Income/(Loss)	1.56%	1.05%	0.86%	1.14%		1.04%
Expenses Before Reductions(b)	1.11%	1.41%	1.49%	1.46%		1.45%
Expenses Net of Reductions	0.71%	1.14%	1.33%	1.31%		1.30%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly	0.71%	1.14%	1.33%	1.31	%(c)	1.30	%(c)
Portfolio Turnover Rate(d)	19%	115%	45%	58%		49%
Class 2
Net Asset Value, Beginning of Period	$6.60	$6.04	$7.34	$7.80		$8.03

Investment Activities:
Net Investment Income/(Loss)	0.10	0.04	0.05	0.08		0.07
Net Realized and Unrealized Gains/(Losses) on Investments	2.30	0.56	(1.00)	(0.48)		(0.24)

Total from Investment Activities	2.40	0.60	(0.95)	(0.40)		(0.17)

Dividends to Shareholders From:
Net Investment Income	(0.03)	(0.04)	(0.07)	(0.05)		(0.06)
Net Realized Gains	(0.20)	—	(0.28)	(0.01)		—

Total Dividends	(0.23)	(0.04)	(0.35)	(0.06)		(0.06)

Net Asset Value, End of Period	$8.77	$6.60	$6.04	$7.34		$7.80

Total Return(a)	36.63%	9.89%	(12.88)%	(5.22)%		(2.10)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$351,886	$248,872	$172,238	$225,276		$266,951
Net Investment Income/(Loss)	1.35%	0.80%	0.60%	0.90%		0.79%
Expenses Before Reductions(b)	1.36%	1.64%	1.74%	1.71%		1.70%
Expenses Net of Reductions	0.96%	1.36%	1.58%	1.56%		1.55%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly	0.96%	1.36%	1.58%	1.56	%(c)	1.55	%(c)
Portfolio Turnover Rate(d)	19%	115%	45%	58%		49%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remitted a portion of the brokerage commission which were used to pay certain Fund expenses. The Fund ceased participation in the program in June 2014.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

17

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MSCI Emerging Markets Equity Index Fund (formerly, AZL Emerging Markets Equity Fund) (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of certain market discounts and gain/loss, and other permanent adjustments), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous

18

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2017

day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $13 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $3,055 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions	$6,034,073	$—	$—	$838,476	$6,872,549

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2017, the Fund did not engage in any such transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2017, the Fund entered into forward currency contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. As of December 31, 2017, the Fund did not have forward currency contracts outstanding. Realized gains and losses are reported as “Net realized gains/(losses) on forward currency contracts” on the Statement of Operations.

Futures Contracts

During the year ended December 31, 2017, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $2.2 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

19

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2017

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$98,113	Payable for variation on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net Realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$774,675	$121,987

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL MSCI Emerging Markets Equity Index Fund Class 1	0.85%	0.85%
AZL MSCI Emerging Markets Equity Index Fund Class 2	0.85%	1.10%

*	The Manager voluntarily reduced the management fee to 0.45% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table above at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

20

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2017

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $3,417 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Other^	Total

Common Stocks
Aerospace & Defense	$303,169	$467,568	$—	$—	$770,737
Airlines	286,934	799,929	—	—	1,086,863
Banks	9,390,148	45,831,332	—	—	55,221,480
Beverages	4,015,279	871,791	—	—	4,887,070
Capital Markets	1,151,892	3,159,475	—	—	4,311,367
Chemicals	580,300	8,312,665	—	—	8,892,965
Construction Materials	1,037,397	3,232,585	—	—	4,269,982
Consumer Finance	56,604	778,641	—	—	835,245
Containers & Packaging	222,390	—	—	—	222,390
Diversified Consumer Services	1,926,649	—	—	—	1,926,649

21

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2017

Investment Securities:	Level 1	Level 2	Level 3		Other^	Total

Diversified Financial Services	$349,834	$4,683,895	$—		$—	$5,033,729
Diversified Telecommunication Services	459,561	5,148,032	—		—	5,607,593
Electric Utilities	1,526,476	2,270,155	—		—	3,796,631
Equity Real Estate Investment Trusts	289,802	1,464,098	—		—	1,753,900
Food & Staples Retailing	1,899,882	4,180,904	—		—	6,080,786
Food Products	1,354,886	4,872,933	—	#	—	6,227,819
Gas Utilities	198,261	1,640,300	—		—	1,838,561
Health Care Providers & Services	230,360	1,569,005	—		—	1,799,365
Hotels, Restaurants & Leisure	1,061,331	1,543,438	—		—	2,604,769
Household Products	185,968	1,383,920	—		—	1,569,888
Independent Power & Renewable Electricity Producers	507,929	1,549,758	—		—	2,057,687
Industrial Conglomerates	343,325	5,938,763	—		—	6,282,088
Insurance	585,455	13,240,643	—		—	13,826,098
Internet & Direct Marketing Retail	3,463,053	—	—		—	3,463,053
Internet Software & Services	21,871,515	22,160,113	—		—	44,031,628
IT Services	620,153	5,433,973	—		—	6,054,126
Machinery	275,015	2,147,893	—		—	2,422,908
Media	625,283	9,364,703	—		—	9,989,986
Metals & Mining	4,391,626	8,015,664	—		—	12,407,290
Multiline Retail	1,094,594	994,978	—		—	2,089,572
Oil, Gas & Consumable Fuels	3,847,480	21,146,823	—		—	24,994,303
Paper & Forest Products	691,803	730,235	—		—	1,422,038
Personal Products	118,630	2,930,818	—		—	3,049,448
Pharmaceuticals	245,638	5,273,841	—		—	5,519,479
Real Estate Management & Development	433,953	8,252,684	—		—	8,686,637
Road & Rail	451,321	217,416	—		—	668,737
Transportation Infrastructure	1,126,848	2,637,721	—		—	3,764,569
Water Utilities	363,195	534,911	—		—	898,106
Wireless Telecommunication Services	2,780,038	9,602,614	—		—	12,382,652
Other Common Stocks+	—	81,280,016	—		—	81,280,016
Preferred Stocks
Automobiles	—	230,872	—		—	230,872
Technology Hardware, Storage & Peripherals	—	2,347,422	—		—	2,347,422
Other Preferred Stocks+	5,929,641	—	—		—	5,929,641
Securities Held as Collateral for Securities on Loan	—	—	—		6,872,549	6,872,549
Unaffiliated Investment Company	1,111,015	—	—		—	1,111,015

Total Investment Securities	77,404,633	296,242,527	—	#	6,872,549	380,519,709

Other Financial Instruments:*
Futures Contracts	98,113	—	—		—	98,113

Total Investments	$77,502,746	$296,242,527	$—	#	$6,872,549	$380,617,822

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2017.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MSCI Emerging Markets Equity Index Fund	$72,267,101	$62,109,805

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AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2017

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $284,705,476. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$102,963,703
Unrealized (depreciation)	(7,149,470)

Net unrealized appreciation/(depreciation)	$95,814,233

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MSCI Emerging Markets Equity Index Fund	$1,437,444	$8,471,825	$9,909,269

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MSCI Emerging Markets Equity Index Fund	$1,179,620	$—	$1,179,620

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MSCI Emerging Markets Equity Index Fund	$6,718,452	$9,371,217	$—	$95,449,765	$111,539,434

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had multiple shareholder accounts which are affiliated with the Investment Adviser representing ownership in excess of 80% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017.

23

AZL MSCI Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2017

The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL MSCI Emerging Markets Equity Index Fund (formerly, AZL Emerging Markets Equity Index Fund) (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

25

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 1.82% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $8,471,825.

26

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

27

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

28

objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

29

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

30

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

31

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

32

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® MSCI Global Equity Index Fund

(formerly AZL® Global Equity Index Fund)

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MSCI Global Equity Index Fund Review (Unaudited)

(formerly AZL® Global Equity Index Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® MSCI Global Equity Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017 the AZL® MSCI Global Equity Index Fund (Class 2 Shares) (the “Fund”) returned 22.18%†. That compared to a 23.07% for its benchmark the MSCI World Index1.

The Fund seeks investment results, before fees, expenses and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI World Index. The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of global equity markets.

Global equities posted robust returns in 2017, building on more modest performance in 2016 and in response to continuing global economic growth.

The year began with gains among Japanese, European and U.S. equities. Japanese stocks benefited from positive earnings reports from the fourth quarter of 2016, as well as continuing support from the Bank of Japan’s (BoJ) efforts to control the country’s yield curve. Positive European economic data supported stocks in that region, particularly among export-driven nations such as Germany, as the region’s inflation rate stabilized at 1.8% year-over-year. In the U.S., stocks were driven by expectations of lower tax rates and higher growth, along with a strengthening labor market and continued growth in the U.S. economy.

The second quarter also saw broad-based market gains, with Japanese equities advancing on the BoJ’s assessment of the nation’s improving economic prospects as well as strong corporate earnings growth. European stocks gained on accelerating investor interest after election results in France and the Netherlands diminished political risk across the eurozone. Investors were also encouraged by the strongest European earnings season in seven years against a backdrop of strengthening regional and global economies.

In the third quarter, strong corporate profit and economic growth sustained the European market rally. The value of the euro rose on expectations that strong economic growth would temper the European Central Bank’s quantitative easing efforts, which would, in turn, help buoy the region’s low bond yields. European banks rallied strongly in the quarter on the resulting expectations of higher interest rates in the region. In the U.S., investors focused on sustained corporate earnings expansion, a mild interest rate environment and healthy economic growth indicators—even as they ignored the risks from a hostile North Korea and a damaging hurricane season. Volatility among U.S. stocks averaged a record low of 10.94 for the third quarter—the lowest level in recorded history.

In the fourth quarter, Japanese equities surged following Prime Minister Shinto Abe’s victory in October elections, which helped diminish the political uncertainty that had weighed on markets. Investors focused on an improved earnings outlook and a strengthening domestic economy, which supported strong gains in equity markets. Robust growth in the European economy and in corporate earnings helped drive gains among European stocks, even as political uncertainty in Spain and stubbornly low inflation created market headwinds. Meanwhile, the U.S. economy demonstrated strength throughout the fourth quarter, with real gross domestic product2 increasing to 2.3% year-over-year and the unemployment rate dropping to 4.1%—its lowest level since 2000.

The fund underperformed its benchmark for the period primarily due to expenses incurred by the Fund. From a sector perspective, information technology stocks posted the strongest returns in the MSCI World Index (in USD), with the materials and industrials sectors also showing particularly strong gains. All sectors of the index rose during the 12-month period.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a positive impact on relative results.*

Past performance does not guarantee future results.

†	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced in a period of time.

1

AZL® MSCI Global Equity Index Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the MSCI World Index as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI World Index (the “Underlying Index”) and in depositary receipts representing securities of the Underlying Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	1 Year	3 Year	5 Year	Since Inception (5/1/09)
AZL® MSCI Global Equity Index Fund (Class 2 Shares)	22.18%†	1.91%	2.28%	7.06%
MSCI World Index (gross of withholding taxes)	23.07%	9.88%	12.26%	13.26%
MSCI World Index (net of withholding taxes)	22.40%	9.26%	11.64%	12.63%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratios	Gross
AZL® MSCI Global Equity Index Fund (Class 2 Shares)	1.20%

The above expense ratios are based on the current Fund prospectus dated May 1, 2017. The Manager voluntarily reduced the management fee to 0.31% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.80% for Class 2 Shares through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

†	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Prior to October 14, 2016, the Fund was subadvised by NFJ Investment Group LLC, an affiliate of the Manager, and was known as the AZL NFJ International Value Fund. Consequently, the performance information below may have been different if the Fund had been managed by its current subadviser and pursuant to its current investment objective prior to October 14, 2016.

The Fund’s performance is measured against the Morgan Stanley Capital International World Index (“MSCI World Index”), an unmanaged broad equity benchmark that represents large- and mid-cap equity performance across 23 developed markets countries. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MSCI Global Equity Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MSCI Global Equity Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MSCI Global Equity Index Fund	$1,000.00	$1,101.70	$4.34	0.82%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL MSCI Global Equity Index Fund	$1,000.00	$1,021.07	$4.18	0.82%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	18.8%
Information Technology	17.0
Consumer Discretionary	12.5
Industrials	10.6
Health Care	11.4
Consumer Staples	8.7
Energy	6.6
Materials	5.5
Real Estate	3.4
Utilities	2.6
Telecommunication Services	2.4

Total Common Stocks	99.5
Right	— ^
Securities Held as Collateral for Securities on Loan	1.9
Money Market	0.2

Total Investment Securities	101.6
Net other assets (liabilities)	(1.6)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks (99.3%):
Aerospace & Defense (1.8%):
1,624	Arconic, Inc.	$44,254
11,607	BAE Systems plc	89,255
2,140	Boeing Co. (The)	631,106
8,877	Bombardier, Inc., Class B*	21,401
946	CAE, Inc.	17,576
6,703	Cobham plc*	11,386
10	Dassault Aviation SA	15,544
106	Elbit Systems, Ltd.	14,178
2,233	European Aeronautic Defence & Space Co. NV	221,722
930	General Dynamics Corp.	189,209
114	Huntington Ingalls Industries, Inc.	26,870
309	L3 Technologies, Inc.	61,136
1,004	Lockheed Martin Corp.	322,334
3,047	Meggitt plc	19,726
198	MTU Aero Engines AG	35,409
601	Northrop Grumman Corp.	184,453
1,108	Raytheon Co.	208,138
657	Rockwell Collins, Inc.	89,102
6,626	Rolls-Royce Holdings plc	75,396
1,317	Safran SA	135,410
6,300	Singapore Technologies Engineering, Ltd.	15,335
450	Spirit AeroSystems Holdings, Inc., Class A	39,263
1,075	Textron, Inc.	60,834
422	Thales SA	45,406
211	TransDigm Group, Inc.^	57,945
2,811	United Technologies Corp.	358,599
798	Zodiac Aerospace	23,867

		3,014,854

Air Freight & Logistics (0.5%):
3,854	Bollore, Inc.	20,933
562	C.H. Robinson Worldwide, Inc.^	50,069
3,723	Deutsche Post AG	176,839
721	Expeditors International of Washington, Inc.	46,641
978	FedEx Corp.	244,050
3,442	Royal Mail plc	21,029
2,592	United Parcel Service, Inc., Class B	308,837
1,300	Yamato Holdings Co., Ltd.	26,175

		894,573

Airlines (0.1%):
400	All Nippon Airways Co., Ltd.	16,696
468	American Airlines Group, Inc.	24,350
766	Delta Air Lines, Inc.	42,896
966	Deutsche Lufthansa AG, Registered Shares	35,506
226	easyJet plc	4,466
1,222	International Consolidated Airlines Group SA	10,594
400	Japan Airlines Co., Ltd.	15,654
2,200	Singapore Airlines, Ltd.	17,528
631	Southwest Airlines Co.	41,299
338	United Continental Holdings, Inc.*	22,781

		231,770

Shares		Fair Value
Common Stocks, continued
Auto Components (0.7%):
700	Aisin Sieki Co., Ltd.	$39,338
998	Aptiv plc*	84,660
348	Autoliv, Inc.^	44,224
852	BorgWarner, Inc.	43,529
2,400	Bridgestone Corp.	111,629
626	Compagnie Generale des Establissements Michelin SCA, Class B	89,660
353	Continental AG	95,290
332	Delphi Technologies plc*	17,420
1,800	Denso Corp.	108,083
299	Faurecia	23,314
6,575	GKN plc	28,227
1,042	Goodyear Tire & Rubber Co.	33,667
400	Koito Manufacturing Co., Ltd.	28,131
211	Lear Corp.	37,275
1,345	Magna International	76,240
2,000	Minth Group, Ltd.	12,036
700	NGK Spark Plug Co., Ltd.	17,024
400	NOK Corp.	9,318
459	Nokian Renkaat OYJ	20,788
814	Schaeffler AG	14,367
600	Stanley Electric Co., Ltd.	24,372
2,900	Sumitomo Electric Industries, Ltd.	48,942
700	Sumitomo Rubber Industries, Ltd.	13,007
300	Toyoda Gosei Co., Ltd.	7,608
600	Toyota Industries Corp.	38,572
956	Valeo SA	71,234
700	Yokohama Rubber Co., Ltd. (The)	17,175

		1,155,130

Automobiles (1.9%):
1,243	Bayerische Motoren Werke AG (BMW)	129,098
3,666	Daimler AG, Registered Shares	311,251
507	Ferrari NV	53,175
3,647	Fiat Chrysler Automobiles NV	65,021
13,900	Ford Motor Co.	173,611
2,100	Fuji Heavy Industries, Ltd.	66,497
5,041	General Motors Co.	206,630
717	Harley-Davidson, Inc.^	36,481
6,300	Honda Motor Co., Ltd.	216,027
2,400	Isuzu Motors, Ltd.	40,140
2,200	Mazda Motor Corp.	29,524
2,700	Mitsubishi Motors Corp.	19,514
8,100	Nissan Motor Co., Ltd.	80,791
1,902	PSA Peugeot Citroen SA	38,632
739	Renault SA	74,266
1,300	Suzuki Motor Corp.	75,306
516	Tesla Motors, Inc.*^	160,657
10,000	Toyota Motor Corp.	640,444
130	Volkswagen AG	26,317
1,100	Yamaha Motor Co., Ltd.	36,024

		2,479,406

Continued

4

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Banks (10.1%):
1,626	ABN AMRO Group NV	$52,315
3,636	AIB Group plc^	23,992
400	Aozora Bank, Ltd.	15,574
11,376	Australia & New Zealand Banking Group, Ltd.	254,050
24,410	Banco Bilbao Vizcaya Argentaria SA	207,763
21,685	Banco de Sabadell SA	42,912
61,968	Banco Santander SA	406,296
3,600	Bank Hapoalim BM	26,499
5,141	Bank Leumi Le-Israel Corp.	31,008
37,999	Bank of America Corp.	1,121,729
4,800	Bank of East Asia, Ltd. (The)	20,770
3,384	Bank of Ireland Group plc*	28,783
2,493	Bank of Montreal	199,531
4,430	Bank of Nova Scotia	285,934
1,540	Bank of Queensland, Ltd.	15,250
4,962	Bankia SA	23,681
3,202	Bankinter SA	30,304
63,484	Barclays plc	173,063
3,016	BB&T Corp.	149,956
1,721	Bendigo & Adelaide Bank, Ltd.	15,635
4,322	BNP Paribas SA	322,270
14,500	BOC Hong Kong Holdings, Ltd.	73,342
1,592	Canadian Imperial Bank of Commerce	155,223
3,000	Chiba Bank, Ltd. (The)	24,988
1,300	Chuo Mitsui Trust Holdings, Inc.	51,634
464	CIT Group, Inc.	22,843
10,271	Citigroup, Inc.	764,265
1,764	Citizens Financial Group, Inc.	74,053
690	Comerica, Inc.	59,899
4,125	Commerzbank AG*	61,864
6,602	Commonwealth Bank of Australia	412,543
4,400	Concordia Financial Group, Ltd.	26,569
4,079	Credit Agricole SA	67,376
13,526	Criteria Caixacorp SA	62,906
2,612	Danske Bank A/S	101,564
6,900	DBS Group Holdings, Ltd.	127,792
3,962	DnB NOR ASA	73,281
589	East West Bancorp, Inc.	35,829
1,178	Erste Group Bank AG	50,795
2,970	Fifth Third Bancorp	90,110
566	First Republic Bank	49,038
3,000	Fukuoka Financial Group, Inc.	16,863
2,300	Hachijuni Bank, Ltd. (The)	13,140
3,000	Hang Seng Bank, Ltd.	74,386
75,566	HSBC Holdings plc	779,167
4,194	Huntington Bancshares, Inc.	61,065
15,096	ING Groep NV	277,745
3,584	Intesa Sanpaolo	11,427
52,935	Intesa Sanpaolo SpA	175,540
1,600	Japan Post Bank Co., Ltd.	20,778
13,382	JPMorgan Chase & Co.	1,431,070
844	KBC Groep NV	71,899
3,845	KeyCorp	77,554

Shares		Fair Value
Common Stocks, continued
Banks, continued
1,900	Kyushu Financial Group, Inc.	$11,485
275,064	Lloyds Banking Group plc	251,827
480	M&T Bank Corp.	82,075
3,600	Mebuki Financial Group, Inc.	15,248
2,255	Mediobanca SpA	25,536
45,800	Mitsubishi UFJ Financial Group, Inc.	336,098
89	Mizrahi Tefahot Bank, Ltd.	1,642
87,800	Mizuho Financial Group, Inc.	159,502
10,322	National Australia Bank, Ltd.	237,402
1,326	National Bank of Canada	66,173
3,360	Natixis	26,577
11,402	Nordea Bank AB	138,045
12,100	Oversea-Chinese Banking Corp., Ltd.	111,821
1,195	People’s United Financial, Inc.	22,347
1,841	PNC Financial Services Group, Inc.	265,638
748	Raiffeisen International Bank-Holding AG*	27,082
4,593	Regions Financial Corp.	79,367
8,600	Resona Holdings, Inc.	51,402
5,412	Royal Bank of Canada	442,028
13,709	Royal Bank of Scotland Group plc*	51,123
4,000	Seven Bank, Ltd.	13,709
400	Shinsei Bank, Ltd.	6,890
2,000	Shizuoka Bank, Ltd. (The)	20,671
207	Signature Bank*	28,413
6,107	Skandinaviska Enskilda Banken AB, Class A	71,570
2,880	Societe Generale	148,468
12,000	Standard Chartered plc*	126,256
5,200	Sumitomo Mitsui Financial Group, Inc.	224,618
1,812	SunTrust Banks, Inc.	117,037
600	Suruga Bank, Ltd.	12,835
214	SVB Financial Group*	50,027
5,870	Svenska Handelsbanken AB, Class A	80,159
3,442	Swedbank AB, Class A	82,896
7,034	Toronto-Dominion Bank (The)	412,201
6,164	U.S. Bancorp	330,267
7,713	Unicredit SpA*	143,670
5,004	United Overseas Bank, Ltd.	98,741
17,869	Wells Fargo & Co.	1,084,112
12,501	Westpac Banking Corp.	305,063
1,000	Yamaguchi Financial Group, Inc.	11,888
826	Zions Bancorp	41,986

		14,657,758

Beverages (2.1%):
2,901	Anheuser-Busch InBev NV	323,547
1,500	Asahi Breweries, Ltd.	74,378
864	Brown-Forman Corp., Class B	59,331
425	Carlsberg A/S, Class B	50,915
2,188	Coca-Cola Amatil, Ltd.	14,509
500	Coca-Cola Bottlers Japan Holdings, Inc.	18,264
15,485	Coca-Cola Co. (The)	710,452
782	Coca-Cola European Partners plc	31,145
698	Coca-Cola HBC AG	22,700

Continued

5

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Beverages, continued
632	Constellation Brands, Inc., Class C	$144,456
2,931	Davide Campari — Milano SpA	22,656
9,682	Diageo plc	354,277
756	Dr Pepper Snapple Group, Inc.	73,377
423	Heineken Holding NV	41,786
983	Heineken NV	102,450
3,400	Kirin Holdings Co., Ltd.	85,556
768	Molson Coors Brewing Co., Class B	63,030
1,432	Monster Beverage Corp.*	90,631
5,341	PepsiCo, Inc.	640,493
756	Pernod Ricard SA	119,653
74	Remy Cointreau SA	10,251
500	Suntory Beverage & Food, Ltd.	22,238
2,869	Treasury Wine Estates, Ltd.	35,678

		3,111,773

Biotechnology (1.9%):
6,042	AbbVie, Inc.	584,321
749	Alexion Pharmaceuticals, Inc.*	89,573
593	Alkermes plc*^	32,455
336	Alnylam Pharmaceuticals, Inc.*	42,689
2,802	Amgen, Inc.	487,267
798	Biogen Idec, Inc.*	254,219
650	BioMarin Pharmaceutical, Inc.*	57,961
2,899	Celgene Corp.*	302,540
1,739	CSL, Ltd.	191,360
222	Genmab A/S*	36,820
4,836	Gilead Sciences, Inc.	346,451
1,265	Grifols SA	36,985
670	Incyte Corp.*	63,456
311	Regeneron Pharmaceuticals, Inc.*	116,924
445	Seattle Genetics, Inc.*^	23,808
3,502	Shire plc	181,608
154	Tesaro, Inc.*^	12,762
176	United Therapeutics Corp.*	26,039
969	Vertex Pharmaceuticals, Inc.*	145,214

		3,032,452

Building Products (0.4%):
583	A.O. Smith Corp.	35,726
390	Allegion plc^	31,028
800	Asahi Glass Co., Ltd.	34,607
3,043	Assa Abloy AB, Class B	63,167
2,130	Compagnie de Saint-Gobain SA	117,212
900	Daikin Industries, Ltd.	106,567
607	Fortune Brands Home & Security, Inc.	41,543
133	Geberit AG, Registered Shares	58,537
3,323	Johnson Controls International plc	126,640
158	Lennox International, Inc.^	32,905
1,000	Lixil Group Corp.	27,040
1,309	Masco Corp.	57,517
422	Owens Corning, Inc.	38,799
500	TOTO, Ltd.	29,481

		800,769

Shares		Fair Value
Common Stocks, continued
Capital Markets (2.8%):
3,720	3i Group plc	$45,845
210	Affiliated Managers Group, Inc.	43,103
546	Ameriprise Financial, Inc.	92,531
263	Amundi SA	22,261
768	ASX, Ltd.	32,838
3,974	Bank of New York Mellon Corp. (The)	214,040
466	BlackRock, Inc., Class A+	239,389
3,227	Brookfield Asset Management, Inc., Class A	140,501
412	CBOE Holdings, Inc.^	51,331
4,598	Charles Schwab Corp. (The)	236,199
879	CI Financial Corp.	20,821
1,285	CME Group, Inc.	187,674
9,333	Credit Suisse Group AG	166,173
7,000	Daiwa Securities Group, Inc.	43,936
7,799	Deutsche Bank AG, Registered Shares	147,985
743	Deutsche Boerse AG	86,114
1,101	E*TRADE Financial Corp.*	54,577
451	Eaton Vance Corp.	25,432
1,172	Franklin Resources, Inc.	50,783
1,413	Goldman Sachs Group, Inc. (The)	359,975
1,005	Hargreaves Lansdown plc	24,442
4,900	Hong Kong Exchanges & Clearing, Ltd.	149,671
14	IGM Financial, Inc.	492
2,297	Intercontinental Exchange, Inc.	162,076
1,642	Invesco, Ltd.	59,999
2,442	Investec plc	17,570
2,000	Japan Exchange Group, Inc.	34,653
888	Julius Baer Group, Ltd.	54,304
8,000	Kingston Financial Group, Ltd.	7,664
1,238	London Stock Exchange Group plc	63,375
1,257	Macquarie Group, Ltd.	97,435
653	Moody’s Corp.	96,389
5,203	Morgan Stanley	273,001
316	MSCI, Inc., Class A	39,987
472	NASDAQ OMX Group, Inc. (The)	36,264
11,500	Nomura Holdings, Inc.	67,915
762	Northern Trust Corp.	76,116
73	Partners Group Holding AG	50,035
514	Raymond James Financial, Inc.	45,900
913	S&P Global, Inc.	154,662
1,100	SBI Holdings, Inc.	22,965
529	Schroders plc	25,018
544	SEI Investments Co.	39,092
3,200	Singapore Exchange, Ltd.	17,769
1,438	State Street Corp.	140,363
924	T. Rowe Price Group, Inc.^	96,955
1,046	TD Ameritrade Holding Corp.	53,482
844	Thomson Reuters Corp.	36,794
14,168	UBS Group AG	260,392

		4,466,288

Continued

6

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Chemicals (3.0%):
514	Agrium, Inc.	$59,130
1,636	Air Liquide SA	205,736
840	Air Products & Chemicals, Inc.	137,827
700	Air Water, Inc.	14,719
787	AkzoNobel NV	68,830
441	Albemarle Corp.	56,399
263	Arkema SA	31,956
5,000	Asahi Kasei Corp.	64,419
832	Axalta Coating Systems, Ltd.*	26,924
3,521	BASF SE	386,365
529	Celanese Corp., Series A	56,645
902	CF Industries Holdings, Inc.	38,371
702	Chemours Co. (The)	35,142
384	Christian Hansen Holding A/S	36,021
883	Clariant AG	24,663
353	Covestro AG	36,292
512	Croda International plc	30,567
1,000	Daicel Chemical Industries, Ltd.	11,381
8,752	DowDuPont, Inc.	623,317
589	Eastman Chemical Co.	54,565
1,004	Ecolab, Inc.	134,717
34	EMS-Chemie Holding AG	22,697
653	Evonik Industries AG	24,495
522	FMC Corp.	49,413
172	Frutarom Industries, Ltd.	16,167
275	Fuchs Petrolub AG	14,542
36	Givaudan SA, Registered Shares	83,059
500	Hitachi Chemical Co., Ltd.	12,849
6,485	Incitec Pivot, Ltd.	19,714
319	International Flavor & Fragrances, Inc.	48,683
3,372	Israel Chemicals, Ltd.	13,677
758	Johnson Matthey plc	31,334
800	JSR Corp.	15,756
747	K+S AG, Registered Shares	18,603
1,000	Kaneka Corp.	9,137
900	Kansai Paint Co., Ltd.	23,373
738	Koninklijke DSM NV	70,341
1,300	Kuraray Co., Ltd.	24,541
362	Lanxess AG	28,780
714	Linde AG*	167,010
1,275	Lyondellbasell Industries NV	140,658
373	Methanex Corp.	22,603
5,800	Mitsubishi Chemical Holdings Corp.	63,683
800	Mitsubishi Gas Chemical Co., Inc.	23,018
800	Mitsui Chemicals, Inc.	25,751
1,602	Monsanto Co.	187,082
1,289	Mosaic Co. (The)	33,076
600	Nippon Paint Holdings Co., Ltd.	18,913
200	Nissan Chemical Industries, Ltd.	7,971
500	Nitto Denko Corp.	44,448
899	Novozymes A/S, Class B	51,368
1,427	Orica, Ltd.	20,134

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
3,229	Potash Corp. of Saskatchewan, Inc.	$66,234
944	PPG Industries, Inc.	110,278
1,054	Praxair, Inc.	163,033
327	Sherwin Williams Co.	134,083
1,400	Shin-Etsu Chemical Co., Ltd.	142,013
9	Sika AG, Class B	71,359
303	Solvay SA	42,072
6,000	Sumitomo Chemical Co., Ltd.	43,156
485	Symrise AG	41,577
600	Taiyo Nippon Sanso Corp.	8,388
700	Teijin, Ltd.	15,601
6,000	Toray Industries, Inc.	56,601
1,000	Tosoh Corp.	22,681
776	Umicore SA	36,665
280	W.R. Grace & Co.	19,636
682	Yara International ASA	31,227

		4,471,466

Commercial Services & Supplies (0.3%):
1,000	Babcock International Group plc^	9,477
5,458	Brambles, Ltd.	42,779
344	Cintas Corp.	53,606
1,000	Dai Nippon Printing Co., Ltd.	22,314
805	Edenred	23,319
6,037	G4S plc	21,698
648	ISS A/S	25,001
400	Park24 Co., Ltd.	9,571
959	Republic Services, Inc., Class A	64,838
401	Rollins, Inc.^	18,659
900	SECOM Co., Ltd.	67,979
1,209	Securitas AB, Class B	21,073
109	Societe BIC SA	11,984
300	Sohgo Security Services Co., Ltd.	16,312
334	Stericycle, Inc.*	22,709
2,000	Toppan Printing Co., Ltd.	18,075
914	Waste Connections, Inc.	64,839
1,666	Waste Management, Inc.	143,775

		658,008

Communications Equipment (0.9%):
188	Arista Networks, Inc.*	44,289
18,819	Cisco Systems, Inc.	720,767
795	CommScope Holding Co., Inc.*	30,075
266	F5 Networks, Inc.*	34,905
394	Harris Corp.	55,810
1,365	Juniper Networks, Inc.	38,903
628	Motorola Solutions, Inc.	56,733
22,104	Nokia OYJ	103,231
382	Palo Alto Networks, Inc.*	55,367
12,374	Telefonaktiebolaget LM Ericsson, Class B	81,146

		1,221,226

Continued

7

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Construction & Engineering (0.3%):
804	ACS Actividades de Construccion y Servicios SA	$31,453
805	Bouygues SA	41,813
148	Cimic Group, Ltd.	5,934
227	Eiffage SA	24,869
1,882	Ferrovial SA	42,651
547	Fluor Corp.	28,253
89	Hochtief AG	15,684
481	Jacobs Engineering Group, Inc.	31,726
800	JGC Corp.	15,454
3,000	Kajima Corp.	28,836
389	Koninklijke Boskalis Westminster NV	14,661
2,600	Obayashi Corp.	31,445
2,000	Shimizu Corp.	20,640
1,213	Skanska AB, Class B	25,099
583	SNC-Lavalin Group, Inc.	26,464
800	TAISEI Corp.	39,798
1,954	Vinci SA	199,337

		624,117

Construction Materials (0.3%):
4,102	Boral, Ltd.	24,856
3,045	CRH plc	109,114
2,471	Fletcher Building, Ltd.	13,298
608	HeidelbergCement AG	65,809
174	Imerys SA	16,389
1,726	James Hardie Industries SE	30,378
1,463	LafargeHolcim, Ltd., Registered Shares	82,449
239	Martin Marietta Materials, Inc.	52,829
500	Taiheiyo Cement Corp.	21,596
555	Vulcan Materials Co.	71,245

		487,963

Consumer Finance (0.5%):
3,000	ACOM Co., Ltd.*	12,652
700	Aeon Credit Service Co., Ltd.	16,258
1,649	Ally Financial, Inc.	48,085
2,859	American Express Co.	283,927
1,838	Capital One Financial Corp.	183,028
700	Credit Saison Co., Ltd.	12,742
1,394	Discover Financial Services	107,226
3,057	Synchrony Financial	118,031

		781,949

Containers & Packaging (0.2%):
4,626	Amcor, Ltd.	55,573
351	Avery Dennison Corp.	40,316
1,412	Ball Corp.	53,444
545	CCL Industries, Inc.	25,186
559	Crown Holdings, Inc.*	31,444
1,337	International Paper Co.	77,466
370	Packaging Corp. of America	44,604
778	Sealed Air Corp.	38,355

Shares		Fair Value
Common Stocks, continued
Containers & Packaging, continued
600	Toyo Seikan Kaisha, Ltd.	$9,627
987	WestRock Co.	62,388

		438,403

Distributors (0.1%):
587	Genuine Parts Co.	55,770
400	Jardine Cycle & Carriage, Ltd.	12,160
1,183	LKQ Corp.*	48,113

		116,043

Diversified Consumer Services (0.0%):
400	Benesse Holdings, Inc.	14,047
876	H&R Block, Inc.^	22,969

		37,016

Diversified Financial Services (0.9%):
11,633	AMP, Ltd.	46,994
4,792	Berkshire Hathaway, Inc., Class B*	949,871
2,251	Challenger, Ltd.	24,583
1,420	Element Fleet Management Corp.	10,734
222	Eurazeo Se	20,474
446	EXOR NV	27,334
12,000	First Pacific Co., Ltd.	8,154
326	Groupe Bruxelles Lambert SA	35,154
681	Industrivarden AB, Class C	16,776
1,625	Investor AB, Class B	73,929
827	Kinnevik AB	27,901
171	L E Lundbergforetagen AB	12,774
1,211	Leucadia National Corp.	32,079
2,600	Mitsubishi UFJ Lease & Finance Co., Ltd.	15,491
317	Onex Corp.	23,253
5,500	ORIX Corp.	93,008
181	Pargesa Holding SA	15,685
475	Voya Financial, Inc.	23,498
105	Wendel	18,188

		1,475,880

Diversified Telecommunication Services (1.8%):
23,383	AT&T, Inc.	909,131
597	BCE, Inc.	28,682
582	Belgacom SA	19,100
6,945	Bezeq Israeli Telecommunication Corp., Ltd. (The)	10,513
30,748	BT Group plc	112,560
3,137	CenturyLink, Inc.	52,325
12,686	Deutsche Telekom AG, Registered Shares	224,954
563	Elisa OYJ	22,069
7,668	France Telecom SA	133,046
10,000	HKT Trust & HKT, Ltd.	12,753
103	Iliad SA	24,679
13,592	Koninklijke (Royal) KPN NV	47,413
2,400	Nippon Telegraph & Telephone Corp.	112,948
21,000	PCCW, Ltd.	12,195

Continued

8

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
27,900	Singapore Telecommunications, Ltd.	$74,489
105	Swisscom AG, Registered Shares	55,828
3,158	TDC A/S	19,409
6,633	Telecom Corp. of New Zealand, Ltd.	17,055
21,887	Telecom Italia SpA	15,631
41,770	Telecom Italia SpA*	36,054
3,135	Telefonica Deutschland Holding AG	15,741
17,807	Telefonica SA	173,359
2,866	Telenor ASA	61,412
10,107	Telia Co AB	45,005
16,000	Telstra Corp., Ltd.	45,284
752	TELUS Corp.	28,493
2,193	TPG Telecom, Ltd.	11,235
15,346	Verizon Communications, Inc.	812,264
709	Zayo Group Holdings, Inc.*	26,091

		3,159,718

Electric Utilities (1.8%):
912	Alliant Energy Corp.	38,860
1,916	American Electric Power Co., Inc.	140,960
2,500	Chubu Electric Power Co., Inc.	31,053
1,100	Chugoku Electric Power Co., Inc. (The)	11,810
3,000	CK Infrastructure Holdings, Ltd.	25,755
6,500	CLP Holdings, Ltd.^	66,518
2,725	Duke Energy Corp.	229,200
1,295	Edison International	81,896
9,354	EDP — Energias de Portugal SA	32,374
1,479	Electricite de France	18,448
225	Emera, Inc.	8,411
1,282	Endesa SA^	27,422
31,366	Enel SpA	192,771
737	Entergy Corp.	59,984
1,167	Eversource Energy	73,731
3,513	Exelon Corp.	138,447
1,624	FirstEnergy Corp.	49,727
1,385	Fortis, Inc.	50,813
1,782	Fortum OYJ	35,271
7,500	HK Electric Investments, Ltd.^	6,864
5,500	Hongkong Electric Holdings, Ltd.	46,417
1,223	Hydro One, Ltd.	21,798
22,287	Iberdrola SA	172,449
2,800	Kansai Electric Power Co., Inc. (The)	34,273
1,700	Kyushu Electric Power Co., Inc.	17,810
3,588	Mighty River Power, Ltd.	8,549
1,819	NextEra Energy, Inc.	284,110
776	OGE Energy Corp.	25,538
795	Orsted A/S	43,321
1,798	PG&E Corp.	80,604
461	Pinnacle West Capital Corp.	39,268
2,636	PPL Corp.	81,584
1,700	Red Electrica Corporacion SA	38,115
3,382	Scottish & Southern Energy plc	60,238
3,595	Southern Co. (The)	172,884

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
4,286	Terna SpA	$24,885
1,800	Tohoku Electric Power Co., Inc.	23,027
5,700	Tokyo Electric Power Co., Inc. (The)*	22,570
567	Westar Energy, Inc.	29,938
1,952	Xcel Energy, Inc.	93,911

		2,641,604

Electrical Equipment (0.8%):
7,024	ABB, Ltd.	187,887
172	Acuity Brands, Inc.	30,272
933	AMETEK, Inc.	67,615
1,663	Eaton Corp. plc	131,394
2,386	Emerson Electric Co.	166,279
2,000	Fuji Electric Holdings Co., Ltd.	15,046
1,001	Legrand SA	76,949
200	Mabuchi Motor Co., Ltd.	10,798
7,100	Mitsubishi Electric Corp.	117,988
900	Nidec Corp.	126,353
350	OSRAM Licht AG	31,333
801	Prysmian SpA	26,124
493	Rockwell Automation, Inc.	96,801
2,138	Schneider Electric SA	181,305
672	Sensata Technologies Holding NV*	34,346
973	Siemens Gamesa Renewable Energy^	13,322
909	Vestas Wind Systems A/S	62,321

		1,376,133

Electronic Equipment, Instruments & Components (1.0%):
700	ALPS Electric Co., Ltd.	19,923
1,094	Amphenol Corp., Class A	96,053
370	Arrow Electronics, Inc.*	29,752
523	Avnet, Inc.	20,721
593	CDW Corp.	41,208
658	Cognex Corp.	40,243
3,461	Corning, Inc.	110,716
2,085	Flextronics International, Ltd.*	37,509
543	FLIR Systems, Inc.	25,315
500	Hamamatsu Photonics K.K.	16,752
1,024	Hexagon AB, Class B	51,232
100	Hirose Electric Co., Ltd.	14,623
300	Hitachi High-Technologies Corp.	12,654
17,000	Hitachi, Ltd.	132,262
218	Ingenico Group	23,259
143	IPG Photonics Corp.*	30,621
300	Keyence Corp.	167,532
1,200	Kyocera Corp.	78,420
700	Murata Manufacturing Co., Ltd.	93,571
400	Nippon Electric Glass Co., Ltd.	15,272
700	Omron Corp.	41,699
1,000	Shimadzu Corp.	22,709
500	TDK Corp.	39,916
1,333	TE Connectivity, Ltd.	126,688
984	Trimble Navigation, Ltd.*	39,990

Continued

9

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
1,000	Yaskawa Electric Corp.	$43,702
900	Yokogawa Electric Corp.	17,207

		1,389,549

Energy Equipment & Services (0.6%):
1,246	Baker Hughes	39,423
3,349	Halliburton Co.	163,666
427	Helmerich & Payne, Inc.	27,601
2,567	John Wood Group plc	22,432
1,540	National-Oilwell Varco, Inc.^	55,471
5,270	Schlumberger, Ltd.	355,145
1,765	Technipfmc plc	55,263
1,915	Tenaris SA	30,225

		749,226

Equity Real Estate Investment Trusts (2.4%):
297	Alexandria Real Estate Equities, Inc.	38,785
1,585	American Tower Corp.	226,132
13,600	Ascendas Real Estate Investment Trust	27,659
493	AvalonBay Communities, Inc.	87,956
518	Boston Properties, Inc.	67,356
3,789	British Land Co. plc	35,344
1,163	Brixmor Property Group, Inc.	21,702
349	Camden Property Trust	32,129
10,600	CapitaLand Commercial Trust	15,294
10,000	CapitaMall Trust	15,921
2,235	Colony Northstar, Inc.	25,501
1,476	Crown Castle International Corp.	163,851
5	Daiwahouse Residential Investment Corp.	11,879
3,890	Dexus Property Group	29,536
707	Digital Realty Trust, Inc.	80,527
1,337	Duke Realty Corp.	36,380
290	Equinix, Inc.	131,434
1,437	Equity Residential Property Trust	91,637
216	Essex Property Trust, Inc.	52,136
492	Extra Space Storage, Inc.^	43,025
295	Federal Realty Investment Trust^	39,179
126	Fonciere des Regions SA	14,275
158	Gecina SA	29,148
2,344	Ggp US	54,826
7,223	GPT Group	28,749
716	H&R Real Estate Investment Trust	12,169
3,070	Hammerson plc	22,656
1,803	HCP, Inc.	47,022
2,888	Host Hotels & Resorts, Inc.	57,327
168	ICADE	16,510
1,183	Invitation Homes, Inc.	27,883
957	Iron Mountain, Inc.	36,108
4	Japan Prime Realty Investment Corp.	12,711
5	Japan Real Estate Investment Corp.	23,743
11	Japan Retail Fund Investment Corp.	20,167
1,638	Kimco Realty Corp.	29,730
844	Klepierre	37,110

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
2,886	Land Securities Group plc	$39,133
566	Liberty Property Trust	24,344
9,000	Link REIT (The)	83,402
500	Macerich Co. (The)^	32,840
6,849	Macquarie Goodman Group	44,887
370	Mid-America Apartment Communities, Inc.	37,207
14,289	Mirvac Group	26,119
661	National Retail Properties, Inc.^	28,509
5	Nippon Building Fund, Inc.	24,466
6	Nippon Prologis REIT, Inc.	12,686
15	Nomura Real Estate Master Fund, Inc.	18,626
2,003	ProLogis, Inc.	129,214
592	Public Storage, Inc.	123,728
1,090	Realty Income Corp.	62,152
394	Regency Centers Corp.	27,257
626	RioCan REIT	12,133
492	SBA Communications Corp.*	80,373
19,896	Scentre Group	64,916
3,901	SERGO plc	30,891
1,215	Simon Property Group, Inc.^	208,664
397	SL Green Realty Corp.	40,069
6,870	Stockland Trust Group	24,025
8,200	Suntec REIT	13,166
1,048	UDR, Inc.	40,369
371	Unibail-Rodamco SE	93,453
11	United Urban Investment Corp.	15,820
1,261	Ventas, Inc.	75,673
3,848	VEREIT, Inc.	29,976
12,778	Vicinity Centres^	27,144
695	Vornado Realty Trust	54,335
1,360	Welltower, Inc.	86,727
6,519	Westfield Corp.	48,298
2,894	Weyerhaeuser Co.	102,042

		3,506,141

Food & Staples Retailing (1.7%):
2,500	Aeon Co., Ltd.	42,226
1,573	Alimentation Couche-Tard, Inc.	82,091
2,336	Carrefour SA	50,548
240	Casino Guichard-Perrachon SA	14,533
279	Colruyt SA	14,511
1,686	Costco Wholesale Corp.	313,798
3,907	CVS Health Corp.	283,258
850	Empire Co., Ltd., Class A	16,563
300	FamilyMart Co., Ltd.	21,012
390	ICA Gruppen AB	14,157
6,388	J Sainsbury plc	20,792
350	Jean Coutu Group, Inc., Class A	6,801
1,005	Jeronimo Martins SGPS SA	19,515
4,925	Koninklijke Ahold Delhaize NV	108,080
3,619	Kroger Co. (The)	99,342
200	LAWSON, Inc.	13,285
837	Loblaw Cos., Ltd.	45,433

Continued

10

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
706	METRO AG*^	$14,100
906	Metro, Inc.	29,015
2,700	Seven & I Holdings Co., Ltd.	112,159
400	Sundrug Co., Ltd.	18,608
1,956	Sysco Corp.	118,788
32,655	Tesco plc	92,198
100	Tsuruha Holdings, Inc.	13,561
3,430	Walgreens Boots Alliance, Inc.	249,087
5,599	Wal-Mart Stores, Inc.	552,900
4,240	Wesfarmers, Ltd.	146,809
218	Weston (George), Ltd.	18,935
8,734	William Morrison Supermarkets plc^	25,916
4,614	Woolworths, Ltd.^	98,190

		2,656,211

Food Products (1.7%):
2,400	Ajinomoto Co., Inc.	45,234
2,102	Archer-Daniels-Midland Co.	84,248
1,397	Associated British Foods plc	53,099
553	Bunge, Ltd.	37,095
300	Calbee, Inc.	9,761
713	Campbell Soup Co.^	34,302
1,725	ConAgra Foods, Inc.	64,981
2,410	Danone SA	202,024
2,231	General Mills, Inc.	132,276
45,600	Golden Agri-Resources, Ltd.	12,610
554	Hershey Co. (The)	62,885
1,150	Hormel Foods Corp.^	41,849
288	Ingredion, Inc.	40,262
436	JM Smucker Co. (The)	54,169
1,034	Kellogg Co.^	70,291
593	Kerry Group plc, Class A	66,495
600	Kikkoman Corp.	24,262
2,385	Kraft Heinz Co. (The)	185,457
4	Lindt & Spruengli AG	24,429
1,474	Marine Harvest	24,961
472	McCormick & Co.	48,102
500	Meiji Holdings Co., Ltd.	42,496
5,826	Mondelez International, Inc., Class A	249,352
11,705	Nestle SA, Registered Shares	1,006,093
800	Nisshin Seifun Group, Inc.	16,129
200	Nissin Foods Holdings Co., Ltd.	14,584
3,107	Orkla ASA, Class A	32,947
1,007	Saputo, Inc.	36,200
300	Toyo Suisan Kaisha, Ltd.	12,795
1,168	Tyson Foods, Inc., Class A	94,690
23,000	WH Group, Ltd.	25,926
7,700	Wilmar International, Ltd.	17,756
300	Yakult Honsha Co., Ltd.	22,621
500	Yamazaki Baking Co., Ltd.	9,732

		2,900,113

Shares		Fair Value
Common Stocks, continued
Gas Utilities (0.0%):
4,450	APA Group	$28,874
417	Atmos Energy Corp.	35,816
1,377	Gas Natural SDG SA	31,768
29,400	Hong Kong & China Gas Co., Ltd.	57,631
1,600	Osaka Gas Co., Ltd.	30,798
1,400	Tokyo Gas Co., Ltd.	31,975
697	UGI Corp.	32,724

		249,586

Health Care Equipment & Supplies (1.8%):
6,465	Abbott Laboratories	368,958
238	Align Technology, Inc.*	52,881
1,760	Baxter International, Inc.	113,766
1,023	Becton, Dickinson & Co.	218,975
159	bioMerieux	14,245
5,185	Boston Scientific Corp.*	128,536
263	Cochlear, Ltd.	35,104
461	Coloplast A/S, Class B	36,562
4,781	Convatec Group plc	13,210
192	Cooper Cos., Inc. (The)	41,833
2,374	Danaher Corp.	220,355
906	DENTSPLY SIRONA, Inc.	59,642
747	Edwards Lifesciences Corp.*	84,194
748	Essilor International SA Compagnie Generale d’Optique	103,133
2,474	Fisher & Paykel Healthcare Corp., Ltd.	25,080
747	Getinge AB, Class B	10,797
974	Hologic, Inc.*	41,639
1,500	HOYA Corp.	74,963
352	IDEXX Laboratories, Inc.*	55,046
441	Intuitive Surgical, Inc.*	160,939
5,154	Medtronic plc	416,186
1,100	Olympus Co., Ltd.	42,122
548	ResMed, Inc.^	46,410
2,963	Smith & Nephew plc	51,260
211	Sonova Holding AG, Registered Shares	32,952
39	Straumann Holding AG, Registered Shares	27,535
1,222	Stryker Corp.	189,214
600	Sysmex Corp.	47,252
137	Teleflex, Inc.	34,088
1,300	Terumo Corp.	61,434
379	Varian Medical Systems, Inc.*	42,126
646	William Demant Holding A/S*	17,987
735	Zimmer Holdings, Inc.	88,692

		2,957,116

Health Care Providers & Services (1.7%):
1,274	Aetna, Inc.	229,816
1,356	Al Noor Hospitals Group plc	11,837
700	Alfresa Holdings Corp.	16,432
665	AmerisourceBergen Corp.	61,060
973	Anthem, Inc.	218,935
1,143	Cardinal Health, Inc.	70,032

Continued

11

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
667	Centene Corp.*	$67,287
981	Cigna Corp.	199,231
650	DaVita, Inc.*	46,963
240	Envision Healthcare Corp.*^	8,294
2,076	Express Scripts Holding Co.*	154,953
819	Fresenius Medical Care AG & Co., KGaA	86,249
1,440	Fresenius SE & Co. KGaA	112,105
1,038	HCA Holdings, Inc.*	91,178
7,247	Healthscope, Ltd.	11,857
664	Henry Schein, Inc.*	46,400
565	Humana, Inc.	140,160
409	Laboratory Corp. of America Holdings*	65,240
797	McKesson Corp.	124,292
800	Medipal Holdings Corp.	15,669
569	Quest Diagnostics, Inc.	56,041
548	Ramsay Health Care, Ltd.	29,926
1,923	Ryman Healthcare, Ltd.	14,419
1,491	Sonic Healthcare, Ltd.	26,543
400	Suzuken Co., Ltd.	16,461
3,648	UnitedHealth Group, Inc.	804,237
359	Universal Health Services, Inc., Class B	40,693

		2,766,310

Health Care Technology (0.1%):
1,083	Cerner Corp.*	72,983
700	M3, Inc.	24,509
435	Veeva Systems, Inc., Class A*	24,047

		121,539

Hotels, Restaurants & Leisure (1.9%):
683	Accor SA	35,201
929	Aramark Holdings Corp.	39,705
2,102	Aristocrat Leisure, Ltd.	38,728
1,219	Carnival Corp., Class A	80,905
720	Carnival plc	47,332
116	Chipotle Mexican Grill, Inc.*	33,527
5,948	Compass Group plc	128,589
1,460	Crown, Ltd.	14,820
480	Darden Restaurants, Inc.	46,090
255	Domino’s Pizza Enterprises, Ltd.	9,287
200	Domino’s Pizza, Inc.	37,792
207	Flight Centre, Ltd.^	7,137
9,000	Galaxy Entertainment Group, Ltd.	71,969
11,400	Genting Singapore plc	11,143
715	Hilton Worldwide Holdings, Inc.	57,100
704	Intercontinental Hotels Group plc	44,770
1,404	Las Vegas Sands Corp.	97,564
1,190	Marriott International, Inc., Class A	161,519
3,024	McDonald’s Corp.	520,490
763	Melco Resorts & Entertainment, Ltd., ADR	22,158
2,822	Merlin Entertainments plc	13,792
2,400	MGM China Holdings, Ltd.^	7,260
1,778	MGM Resorts International	59,367

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
621	Norwegian Cruise Line Holdings, Ltd.*	$33,068
900	Oriental Land Co., Ltd.	82,060
308	Paddy Power plc	36,535
873	Restaurant Brands International, Inc.	53,673
695	Royal Caribbean Cruises, Ltd.	82,900
9,600	Sands China, Ltd.	49,412
10,000	SJM Holdings, Ltd.	8,933
372	Sodexo SA	49,941
5,550	Starbucks Corp.	318,737
7,935	Tabcorp Holdings, Ltd.	34,507
1,739	TUI AG	36,000
163	Vail Resorts, Inc.	34,633
710	Whitbread plc	38,337
448	Wyndham Worldwide Corp.	51,910
8,000	Wynn Macau, Ltd.	25,206
321	Wynn Resorts, Ltd.	54,117
1,155	Yum! Brands, Inc.	94,260

		2,670,474

Household Durables (0.7%):
3,899	Barratt Developments plc	34,067
503	Berkeley Group Holdings plc (The)	28,477
900	Casio Computer Co., Ltd.	12,953
1,387	D.R. Horton, Inc.	70,834
982	Electrolux AB, Series B	31,595
447	Garmin, Ltd.	26,628
1,713	Husqvarna AB, Class B	16,294
600	Iida Group Holdings Co., Ltd.	11,307
538	Leggett & Platt, Inc.^	25,679
726	Lennar Corp., Class A	45,912
254	Mohawk Industries, Inc.*	70,079
1,786	Newell Rubbermaid, Inc.	55,187
1,300	Nikon Corp.	26,160
14	NVR, Inc.*	49,115
8,200	Panasonic Corp.	120,101
1,265	Persimmon plc	46,706
1,202	PulteGroup, Inc.	39,967
100	Rinnai Corp.	9,055
92	SEB SA	17,044
1,200	Sekisui Chemical Co., Ltd.	24,066
1,900	Sekisui House, Ltd.	34,290
700	Sharp Corp.*	23,904
4,700	Sony Corp.	211,147
13,519	Taylor Wimpey plc	37,653
5,500	Techtronic Industries Co., Ltd.	35,849
621	Toll Brothers, Inc.	29,820
302	Whirlpool Corp.	50,929

		1,184,818

Household Products (1.1%):
1,025	Church & Dwight Co., Inc.	51,424
426	Clorox Co. (The)	63,363
3,216	Colgate-Palmolive Co.	242,647

Continued

12

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Household Products, continued
2,044	Essity AB, Class B*	$57,906
405	Henkel AG & Co. KGaA	48,614
1,393	Kimberly-Clark Corp.	168,079
1,000	Lion Corp.	18,881
9,582	Procter & Gamble Co. (The)	880,395
2,586	Reckitt Benckiser Group plc	241,510
1,600	Unicharm Corp.	41,597

		1,814,416

Independent Power & Renewable Electricity Producers (0.0%):
2,498	AES Corp. (The)	27,054
500	Electric Power Development Co., Ltd.	13,475
6,653	Meridian Energy, Ltd.	13,770
787	Uniper SE^	24,546
1,185	Vistra Energy Corp.*	21,709

		100,554

Industrial Conglomerates (1.7%):
2,229	3M Co., Class C	524,640
9,500	CK Hutchison Holdings, Ltd.	119,276
381	DCC plc	38,383
32,941	General Electric Co.	574,820
2,782	Honeywell International, Inc.	426,648
800	Jardine Matheson Holdings, Ltd.	48,572
900	Jardine Strategic Holdings, Ltd.	35,625
400	Keihan Electric Railway Co., Ltd.	11,763
4,300	Keppel Corp., Ltd.	23,557
3,640	Koninklijke Philips Electronics NV	137,689
7,370	NWS Holdings, Ltd.	13,279
361	Roper Industries, Inc.	93,499
700	Seibu Holdings, Inc.	13,226
6,700	SembCorp Industries, Ltd.	15,154
2,897	Siemens AG, Registered Shares	401,907
1,528	Smiths Group plc	30,562
25,000	Toshiba Corp.*^	70,284

		2,578,884

Insurance (4.5%):
850	Admiral Group plc	22,918
7,322	AEGON NV	46,659
1,537	Aflac, Inc.	134,918
762	Ageas NV	37,193
46,200	AIA Group, Ltd.	394,021
38	Alleghany Corp.*	22,651
1,662	Allianz SE, Registered Shares+	380,574
1,251	Allstate Corp. (The)	130,992
304	American Financial Group, Inc.	32,996
3,436	American International Group, Inc.	204,717
991	Aon plc	132,794
502	Arch Capital Group, Ltd.*	45,567
733	Arthur J. Gallagher & Co.	46,384
4,785	Assicurazioni Generali SpA	87,107
244	Assurant, Inc.	24,605

Shares		Fair Value
Common Stocks, continued
Insurance, continued
311	Athene Holding, Ltd.*	$16,082
15,816	Aviva plc	108,066
7,004	AXA SA	207,562
387	Axis Capital Holdings, Ltd.	19,451
209	Baloise Holding AG, Registered Shares	32,536
327	Brighthouse Financial, Inc.*	19,175
1,718	Chubb, Ltd.	251,051
647	Cincinnati Financial Corp.	48,506
697	CNP Assurances SA	16,081
3,700	Dai-ichi Life Insurance Co., Ltd.	76,352
5,556	Direct Line Insurance Group plc	28,627
166	Everest Re Group, Ltd.	36,729
92	Fairfax Financial Holdings, Ltd.	48,997
928	FNF Group	36,415
727	Gjensidige Forsikring ASA	13,715
1,141	Great-West Lifeco, Inc.	31,866
228	Hannover Rueck SE	28,605
1,400	Hartford Financial Services Group, Inc. (The)	78,792
396	Industrial Alliance Insurance & Financial Services, Inc.	18,848
9,685	Insurance Australia Group, Ltd.	54,599
551	Intact Financial Corp.	46,029
6,200	Japan Post Holdings Co., Ltd.	71,073
22,081	Legal & General Group plc	81,265
739	Lincoln National Corp.	56,807
1,142	Loews Corp.	57,134
7,294	Manulife Financial Corp.	152,171
4,960	MAPFRE SA	15,900
46	Markel Corp.*	52,400
1,956	Marsh & McLennan Cos., Inc.	159,199
10,769	Medibank Private, Ltd.	27,612
3,473	MetLife, Inc.	175,595
1,600	MS&AD Insurance Group Holdings, Inc.	54,183
592	Muenchener Rueckversicherungs-Gesellschaft AG	128,324
1,400	NKSJ Holdings, Inc.	53,983
948	NN Group NV	40,986
19,702	Old Mutual plc	61,605
2,312	Poste Italiane SpA	17,404
1,383	Power Corp. of Canada	35,620
922	Power Financial Corp.	25,339
1,177	Principal Financial Group, Inc.	83,049
2,306	Progressive Corp. (The)	129,874
1,567	Prudential Financial, Inc.	180,174
9,367	Prudential plc	240,781
5,450	QBE Insurance Group, Ltd.	45,346
193	Reinsurance Group of America, Inc.	30,094
160	RenaissanceRe Holdings, Ltd.	20,094
4,071	RSA Insurance Group plc	34,683
1,525	Sampo OYJ, Class A	83,766
535	SCOR SA	21,523
900	Sony Financial Holdings, Inc.	15,950
1,995	St. James Place plc	32,970
10,335	Standard Life plc	60,875

Continued

13

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Insurance, continued
2,439	Sun Life Financial, Inc.	$100,681
5,252	Suncorp-Metway, Ltd.	56,633
130	Swiss Life Holding AG, Registered Shares	46,023
1,209	Swiss Re AG	113,200
2,300	T&D Holdings, Inc.	39,354
2,600	Tokio Marine Holdings, Inc.	118,683
475	Torchmark Corp.	43,087
1,061	Travelers Cos., Inc. (The)	143,914
213	Tryg A/S	5,311
6,441	UnipolSai SpA^	15,018
930	UnumProvident Corp.	51,048
458	W.R. Berkley Corp.	32,816
435	Willis Towers Watson plc	65,550
817	XL Group, Ltd.	28,726
577	Zurich Insurance Group AG	175,527

		6,243,530

Internet & Direct Marketing Retail (1.7%):
1,542	Amazon.com, Inc.*	1,803,324
477	Expedia, Inc.	57,130
1,663	Liberty Interactive Corp., Class A*	40,610
1,618	Netflix, Inc.*	310,591
188	Priceline Group, Inc. (The)*	326,695
3,700	Rakuten, Inc.	33,841
700	Start Today Co., Ltd.	21,291
466	TripAdvisor, Inc.*^	16,058
340	Zalando SE*^	17,913

		2,627,453

Internet Software & Services (2.8%):
694	Akamai Technologies, Inc.*	45,138
1,131	Alphabet, Inc., Class A*	1,191,395
1,180	Alphabet, Inc., Class C*	1,234,752
3,847	Auto Trader Group plc	18,258
147	CoStar Group, Inc.*	43,652
500	DeNA Co., Ltd.	10,312
3,535	eBay, Inc.*	133,411
8,939	Facebook, Inc., Class A*	1,577,375
281	IAC/InterActiveCorp*	34,361
700	Kakaku.com, Inc.	11,840
151	MercadoLibre, Inc.	47,514
300	mixi, Inc.	13,477
300	Shopify, Inc., Class A*	30,300
2,197	Twitter, Inc.*	52,750
475	United Internet AG, Registered Shares	32,668
386	VeriSign, Inc.*^	44,174
5,500	Yahoo! Japan Corp.	25,226
443	Zillow Group, Inc., Class C*^	18,128

		4,564,731

IT Services (2.9%):
2,307	Accenture plc, Class C	353,180
201	Alliance Data Systems Corp.	50,949

Shares		Fair Value
Common Stocks, continued
IT Services, continued
1,640	Amadeus IT Holding SA	$118,027
346	Atos Origin SA	50,358
1,712	Automatic Data Processing, Inc.	200,629
467	Broadridge Financial Solutions, Inc.	42,301
584	Capgemini SA	69,103
859	CGI Group, Inc., Class A*	46,682
2,162	Cognizant Technology Solutions Corp., Class A	153,545
1,800	Computershare, Ltd.	22,873
1,093	DXC Technology Co.	103,726
1,298	Fidelity National Information Services, Inc.	122,129
1,382	First Data Corp., Class A*	23,093
816	Fiserv, Inc.*	107,002
371	FleetCor Technologies, Inc.*	71,392
7,000	Fujitsu, Ltd.	49,622
324	Gartner, Inc.*	39,901
604	Global Payments, Inc.	60,545
3,303	International Business Machines Corp.	506,746
317	Jack Henry & Associates, Inc.	37,076
584	Leidos Holdings, Inc.	37,709
3,597	MasterCard, Inc., Class A	544,442
440	Nomura Research Institute, Ltd.	20,441
2,500	NTT Data Corp.	29,674
200	OBIC Co., Ltd.	14,704
200	Otsuka Corp.	15,323
1,291	Paychex, Inc.	87,891
4,185	PayPal Holdings, Inc.*	308,100
802	Sabre Corp.	16,441
957	Square, Inc., Class A*^	33,179
647	Total System Services, Inc.	51,171
617	Vantive, Inc., Class A*^	45,380
6,972	Visa, Inc., Class A	794,948
1,873	Western Union Co.	35,606
446	Wirecard AG	49,788
6,886	Worldpay Group plc	39,457

		4,353,133

Leisure Products (0.2%):
443	Hasbro, Inc.	40,264
1,326	Mattel, Inc.^	20,394
800	Namco Bandai Holdings, Inc.	26,174
239	Polaris Industries, Inc.^	29,634
300	Sankyo Co., Ltd.	9,435
800	Sega Sammy Holdings, Inc.	9,914
300	Shimano, Inc.	42,216
600	Yamaha Corp.	22,010

		200,041

Life Sciences Tools & Services (0.5%):
1,170	Agilent Technologies, Inc.	78,355
30	Eurofins Scientific SE	18,264
555	Illumina, Inc.*	121,262
583	IQVIA Holdings, Inc.*	57,076
306	Lonza Group AG, Registered Shares	82,682

Continued

14

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Life Sciences Tools & Services, continued
108	Mettler-Toledo International, Inc.*	$66,908
839	Qiagen NV*	26,196
1,481	Thermo Fisher Scientific, Inc.	281,212
321	Waters Corp.*	62,014

		793,969

Machinery (2.1%):
264	AGCO Corp.	18,858
1,121	Alfa Laval AB	26,442
607	Alstom SA	25,190
1,300	AMADA Co., Ltd.	17,678
291	Andritz AG	16,430
2,637	Atlas Copco AB, Class A	113,617
1,444	Atlas Copco AB, Class B	55,250
2,215	Caterpillar, Inc.	349,039
4,138	CNH Industrial NV	55,314
576	Cummins, Inc.	101,745
500	Daifuku Co., Ltd.	27,205
977	Deere & Co.	152,910
617	Dover Corp.	62,311
700	FANUC Corp.	168,204
458	Flowserve Corp.	19,296
1,241	Fortive Corp.	89,786
718	GEA Group AG	34,423
1,200	Hino Motors, Ltd.	15,568
600	Hitachi Construction Machinery Co., Ltd.	21,767
200	Hoshizaki Electric Co., Ltd.	17,660
312	IDEX Corp.	41,175
600	IHI Corp.	19,975
1,123	Illinois Tool Works, Inc.	187,372
1,011	IMI plc	18,094
975	Ingersoll-Rand plc	86,961
800	JTEKT Corp.	13,753
500	Kawasaki Heavy Industries, Ltd.	17,527
282	Kion Group AG^	24,327
3,600	Komatsu, Ltd.	130,422
1,019	Kone OYJ, Class B	54,675
4,200	Kubota Corp.	82,254
500	Kurita Water Industries, Ltd.	16,246
800	Makita Corp.	33,499
156	MAN AG	17,861
472	Metso Corp. OYJ	16,100
259	Middleby Corp. (The)*^	34,952
1,400	Minebea Co., Ltd.	29,379
1,300	Mitsubishi Heavy Industries, Ltd.	48,541
400	Nabtesco Corp.	15,345
1,000	NGK Insulators, Ltd.	18,859
1,800	NSK, Ltd.	28,355
1,398	PACCAR, Inc.	99,370
512	Parker Hannifin Corp.	102,185
670	Pentair plc	47,315
4,220	Sandvik AB	73,792
141	Schindler Holding AG	32,457

Shares		Fair Value
Common Stocks, continued
Machinery, continued
31	Schindler Holding AG, Registered Shares	$7,015
1,553	SKF AB, Class B	34,450
200	SMC Corp.	82,368
234	Snap-On, Inc.^	40,786
620	Stanley Black & Decker, Inc.	105,208
400	Sumitomo Heavy Industries, Ltd.	16,945
600	THK Co., Ltd.	22,477
5,811	Volvo AB, Class B	108,163
210	WABCO Holdings, Inc.*	30,135
356	Wabtec Corp.^	28,989
592	Wartsila Corp. OYJ, Class B	37,302
830	Weir Group plc (The)	23,698
704	Xylem, Inc.	48,013

		3,265,033

Marine (0.0%):
17	A.P. Moeller — Maersk A/S, Class A	28,336
16	A.P. Moeller — Maersk A/S, Class B	27,888
228	Kuehne & Nagel International AG, Registered Shares	40,303
500	Mitsui O.S.K. Lines, Ltd.	16,695
600	Nippon Yusen Kabushiki Kaisha*	14,624

		127,846

Media (2.0%):
1,500	Altice NV, Class A*^	15,690
245	Axel Springer AG	19,087
1,374	CBS Corp., Class B	81,066
737	Charter Communications, Inc., Class A*	247,603
17,685	Comcast Corp., Class A	708,285
800	Dentsu, Inc.	33,758
679	Discovery Communications, Inc., Class A*^	15,196
836	Discovery Communications, Inc., Class C*	17,698
890	DISH Network Corp., Class A*	42,498
678	Eutelsat Communications SA	15,652
1,100	Hakuhodo DY Holdings, Inc.	14,311
1,539	Interpublic Group of Cos., Inc. (The)	31,026
13,978	ITV plc	31,115
403	JCDecaux SA	16,237
470	Lagardere SCA	15,055
423	Liberty Broadband Corp., Class C*	36,023
1,786	Liberty Global plc, Series C*	60,438
692	Liberty Global plc, Class A*	24,801
765	Liberty Media Group, Class C*^	26,132
369	Liberty SiriusXM Group, Class A*	14,635
773	Liberty SiriusXM Group, Class C*	30,657
548	Live Nation, Inc.*	23,328
1,432	News Corp., Class A	23,213
762	Omnicom Group, Inc.^	55,496
3,164	Pearson plc	31,356
854	ProSiebenSat.1 Media AG	29,401
762	Publicis Groupe SA	51,761
117	REA Group, Ltd.	6,984
170	RTL Group	13,651

Continued

15

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Media, continued
534	Schibsted ASA, Class B	$14,170
321	Scripps Networks Interactive, Class C	27,407
1,431	SES Global, Class A	22,296
1,928	Shaw Communications, Inc., Class B	44,012
1,500	Singapore Press Holdings, Ltd.	2,969
7,135	Sirius XM Holdings, Inc.^	38,244
3,978	Sky plc*	54,234
227	Telenet Group Holding NV*	15,802
2,928	Time Warner, Inc.	267,824
400	Toho Co., Ltd.	13,857
3,860	Twenty-First Century Fox, Inc.	133,286
1,709	Twenty-First Century Fox, Inc., Class B	58,311
1,493	Viacom, Inc., Class B	45,999
3,773	Vivendi Universal SA	101,445
5,791	Walt Disney Co. (The)	622,590
4,388	WPP plc	79,507

		3,274,106

Metals & Mining (1.9%):
908	Agnico Eagle Mines, Ltd.	41,932
10,099	Alumina, Ltd.	19,118
5,289	Anglo American plc^	110,520
1,773	Antofagasta plc	24,033
2,681	ArcelorMittal*	86,814
4,826	Barrick Gold Corp.	69,810
7,636	BHP Billiton plc	156,269
12,345	BHP Billiton, Ltd.	284,105
2,338	BlueScope Steel, Ltd.	28,013
1,073	Boliden AB	36,564
2,679	First Quantum Minerals, Ltd.	37,538
6,052	Fortescue Metals Group, Ltd.	22,993
599	Franco-Nevada Corp.	47,880
5,129	Freeport-McMoRan Copper & Gold, Inc.*	97,246
837	Fresnillo plc	16,157
47,029	Glencore International plc	247,386
3,385	Goldcorp, Inc.	43,174
1,100	Hitachi Metals, Ltd.	15,728
2,000	JFE Holdings, Inc.	48,059
4,800	Kinross Gold Corp.*	20,700
1,500	Kobe Steel, Ltd.	13,918
3,106	Lundin Mining Corp.	20,661
400	Maruichi Steel Tube, Ltd.	11,705
400	Mitsubishi Materials Corp.	14,243
2,928	Newcrest Mining, Ltd.	52,014
1,887	Newmont Mining Corp.	70,800
2,700	Nippon Steel Corp.	69,311
5,187	Norsk Hydro ASA	39,229
1,228	Nucor Corp.	78,076
380	Randgold Resources, Ltd.	37,691
4,767	Rio Tinto plc	251,540
1,410	Rio Tinto, Ltd.	83,196
20,869	South32, Ltd.	56,729
990	Steel Dynamics, Inc.	42,699

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
1,000	Sumitomo Metal & Mining Co., Ltd.	$45,884
2,267	Teck Cominco, Ltd., Class B	59,290
1,419	ThyssenKrupp AG	41,200
3,978	Turquoise Hill Resources, Ltd.*	13,579
415	Voestalpine AG	24,802
1,722	Wheaton Precious Metals Corp.	38,076

		2,518,682

Mortgage Real Estate Investment Trusts (0.0%):
1,279	Agnc Investment Corp.	25,823
3,700	Annaly Capital Management, Inc.	43,993

		69,816

Multiline Retail (0.5%):
274	Canadian Tire Corp., Class A	35,733
966	Dollar General Corp.	89,848
839	Dollar Tree, Inc.*	90,033
450	Dollarama, Inc.	56,232
400	Don Quijote Co., Ltd.	20,914
3,176	Harvey Norman Holdings, Ltd.^	10,311
1,300	Isetan Mitsukoshi Holdings, Ltd.	16,070
900	J. Front Retailing Co., Ltd.	16,933
725	Kohl’s Corp.	39,317
1,213	Macy’s, Inc.	30,555
6,217	Marks & Spencer Group plc^	26,362
900	MARUI GROUP Co., Ltd.	16,447
458	Next plc	28,037
511	Nordstrom, Inc.	24,211
100	Ryohin Keikaku Co., Ltd.	31,139
1,000	Takashimaya Co., Ltd.	10,518
2,015	Target Corp.	131,479

		674,139

Multi-Utilities (0.8%):
2,649	AGL Energy, Ltd.	50,262
986	Ameren Corp.	58,164
348	Atco, Ltd.	12,460
463	Canadian Utilities, Ltd., Class A	13,782
1,567	CenterPoint Energy, Inc.	44,440
23,324	Centrica plc	43,177
1,140	CMS Energy Corp.	53,922
1,217	Consolidated Edison, Inc.	103,384
2,399	Dominion Energy, Inc.	194,463
601	DTE Energy Co.	65,785
8,601	E.ON AG	93,247
6,854	Engie Group	117,746
573	Innogy Se	22,327
13,423	National Grid plc	157,650
1,299	NiSource, Inc.	33,345
1,833	Public Service Enterprise Group, Inc.	94,400
1,932	RWE AG	39,392
563	SCANA Corp.	22,396
956	Sempra Energy	102,216

Continued

16

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Multi-Utilities, continued
1,255	Suez Environnement Co.	$22,060
1,772	Veolia Environnement SA	45,205
1,085	WEC Energy Group, Inc.	72,077

		1,461,900

Oil, Gas & Consumable Fuels (6.0%):
608	AltaGas, Ltd.	13,845
1,954	Anadarko Petroleum Corp.	104,813
478	Andeavor	54,655
597	Antero Resources Corp.*	11,343
1,592	Apache Corp.^	67,214
1,724	ARC Resources, Ltd.	20,233
73,753	BP plc	520,044
1,817	Cabot Oil & Gas Corp.	51,966
1,032	Caltex Australia, Ltd.	27,366
1,442	Cameco Corp.	13,321
3,930	Canadian Natural Resources, Ltd.	140,464
3,747	Cenovus Energy, Inc.	34,226
783	Cheniere Energy, Inc.*	42,157
7,219	Chevron Corp.	903,746
378	Cimarex Energy Co.	46,120
543	Concho Resources, Inc.*	81,569
4,678	ConocoPhillips Co.	256,775
370	Continental Resources, Inc.*	19,599
2,681	Crescent Point Energy Corp.	20,436
1,958	Devon Energy Corp.	81,061
351	Diamondback Energy, Inc.*	44,314
595	Enagas SA	17,018
6,358	Enbridge, Inc.	248,694
2,919	EnCana Corp.	38,949
9,933	ENI SpA	164,240
2,232	EOG Resources, Inc.	240,855
809	EQT Corp.	46,048
16,101	Exxon Mobil Corp.	1,346,687
1,927	Galp Energia SGPS SA	35,397
1,128	Hess Corp.^	53,546
657	HollyFrontier Corp.	33,652
1,272	Husky Energy, Inc.*	17,965
500	Idemitsu Kosan Co., Ltd.	20,011
1,189	Imperial Oil, Ltd.	37,114
3,800	INPEX Corp.	47,558
1,260	Inter Pipeline, Ltd.	26,096
10,850	JX Holdings, Inc.	70,114
705	Keyera Corp.	19,869
7,857	Kinder Morgan, Inc.	141,976
290	Koninklijke Vopak NV	12,719
750	Lundin Petroleum AB*	17,166
3,305	Marathon Oil Corp.	55,954
1,876	Marathon Petroleum Corp.	123,778
521	Neste Oil OYJ	33,337
781	Newfield Exploration Co.*	24,625
1,879	Noble Energy, Inc.	54,754
2,927	Occidental Petroleum Corp.	215,603

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
5,352	Oil Search, Ltd.	$32,551
488	OMV AG	30,914
1,461	ONEOK, Inc.	78,090
6,801	Origin Energy, Ltd.*	50,008
686	Parsley Energy, Inc., Class A*	20,196
2,121	Pembina Pipelines Corp.	76,804
1,669	Phillips 66	168,819
681	Pioneer Natural Resources Co.	117,711
369	Plains GP Holdings, LP-CL A^	8,100
775	Prairiesky Royalty, Ltd.	19,770
726	Range Resources Corp.^	12,386
4,384	Repsol SA^	77,472
16,844	Royal Dutch Shell plc, Class A	563,775
14,396	Royal Dutch Shell plc, Class B	485,440
6,196	Santos, Ltd.*	26,270
1,158	Seven Generations Energy*	16,382
1,400	Showa Shell Sekiyu K.K.	19,022
6,928	Snam SpA	33,917
3,996	Statoil ASA	85,511
6,339	Suncor Energy, Inc.	232,769
749	Targa Resources Corp.	36,267
9,139	Total SA	504,185
813	Tourmaline Oil Corp.*	14,736
3,348	TransCanada Corp.	162,978
1,667	Valero Energy Corp.	153,214
444	Vermilion Energy, Inc.	16,138
2,850	Williams Cos., Inc. (The)	86,897
3,014	Woodside Petroleum, Ltd.	77,884

		8,907,198

Paper & Forest Products (0.1%):
1,393	Mondi plc	36,311
3,000	OYI Paper Co., Ltd.	19,945
2,017	Stora Enso OYJ, Registered Shares	31,928
2,334	UPM-Kymmene OYJ	72,411
350	West Fraser Timber Co., Ltd.	21,602

		182,197

Personal Products (0.7%):
413	Beiersdorf AG	48,400
1,897	Coty, Inc., Class A	37,731
801	Estee Lauder Co., Inc. (The), Class A	101,920
1,800	Kao Corp.	121,764
100	KOSE Corp.	15,617
919	L’Oreal SA	203,561
400	POLA ORBIS HOLDINGS, Inc.	14,004
1,500	Shiseido Co., Ltd.	72,312
6,278	Unilever NV	352,682
4,854	Unilever plc	268,858

		1,236,849

Pharmaceuticals (5.4%):
1,275	Allergan plc	208,565
7,800	Astellas Pharma, Inc.	99,082

Continued

17

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
4,911	AstraZeneca plc	$336,943
3,084	Bayer AG, Registered Shares	383,525
6,121	Bristol-Myers Squibb Co.	375,095
900	Chugai Pharmaceutical Co., Ltd.	46,026
2,200	Daiichi Sankyo Co., Ltd.	57,306
700	Dainippon Sumitomo Pharma Co., Ltd.	10,404
1,000	Eisai Co., Ltd.	56,627
3,716	Eli Lilly & Co.	313,853
18,491	GlaxoSmithKline plc	327,003
268	H. Lundbeck A/S	13,632
200	Hisamitsu Pharmaceutical Co., Inc.	12,114
154	Ipsen SA	18,392
237	Jazz Pharmaceuticals plc*	31,912
10,207	Johnson & Johnson Co.	1,426,121
1,000	Kyowa Hakko Kogyo Co., Ltd.	19,317
10,211	Merck & Co., Inc.	574,573
517	Merck KGaA	55,669
900	Mitsubishi Tanabe Pharma Corp.	18,554
1,844	Mylan NV*	78,020
8,444	Novartis AG, Registered Shares	714,054
6,960	Novo Nordisk A/S, Class B	374,138
1,600	Ono Pharmaceutical Co., Ltd.	37,243
411	Orion OYJ, Class B	15,304
1,500	Otsuka Holdings Co., Ltd.	65,698
384	Perrigo Co. plc	33,469
22,444	Pfizer, Inc.	812,922
427	Recordati SpA	18,966
2,700	Roche Holding AG	683,122
4,297	Sanofi-Aventis SA	369,942
1,400	Santen Pharmaceutical Co., Ltd.	21,983
1,200	Shionogi & Co., Ltd.	64,889
100	Taisho Pharmaceutical Holdings Co., Ltd.	7,965
2,600	Takeda Pharmacuetical Co., Ltd.	147,224
3,885	Teva Pharmaceutical Industries, Ltd., ADR^	73,621
502	UCB SA	39,776
1,267	Valeant Pharmaceuticals International, Inc.*	26,413
160	Vifor Pharma AG^	20,509
1,745	Zoetis, Inc.	125,710

		8,115,681

Professional Services (0.7%):
655	Adecco SA, Registered Shares	50,074
996	Bureau Veritas SA	27,228
2,593	Capita Group plc	14,016
491	Equifax, Inc.	57,898
3,578	Experian plc	78,619
1,548	IHS Markit, Ltd.*	69,892
627	Intertek Group plc	43,912
282	Manpower, Inc.	35,563
1,123	Nielsen Holdings plc^	40,877
1,000	Persol Holdings Co., Ltd.	25,075
465	Randstad Holding NV	28,527
3,500	Recruit Holdings Co., Ltd.	86,937

Shares		Fair Value
Common Stocks, continued
Professional Services, continued
3,885	Reed Elsevier plc	$91,000
3,903	RELX NV	89,714
509	Robert Half International, Inc.	28,270
1,229	Seek, Ltd.	18,188
22	SGS SA, Registered Shares	57,361
220	Teleperformance	31,486
587	TransUnion*	32,262
574	Verisk Analytics, Inc.*	55,104
1,199	Wolters Kluwer NV	62,429

		1,024,432

Real Estate Management & Development (1.0%):
165	Azrieli Group	9,242
10,400	CapitaLand, Ltd.	27,408
1,177	CBRE Group, Inc., Class A*	50,975
2,000	City Developments, Ltd.	18,604
10,000	CK Asset Holdings Ltd.	87,413
300	Daito Trust Construction Co., Ltd.	61,118
2,000	Daiwa House Industry Co., Ltd.	76,845
1,352	Deutsche Wohnen AG	58,941
760	First Capital Realty, Inc.	12,530
6,900	Global Logistic Properties, Ltd.	17,377
4,000	Hang Lung Group, Ltd.	14,716
8,000	Hang Lung Properties, Ltd.	19,523
4,400	Henderson Land Development Co., Ltd.	29,000
5,100	Hongkong Land Holdings, Ltd.	35,863
1,400	Hulic Co., Ltd.	15,674
3,000	Hysan Development Co., Ltd.	15,924
178	Jones Lang LaSalle, Inc.	26,510
2,148	Lend Lease Group	27,349
5,000	Mitsubishi Estate Co., Ltd.	86,889
3,300	Mitsui Fudosan Co., Ltd.	73,989
22,308	New World Development Co., Ltd.	33,518
700	Nomura Real Estate Holdings, Inc.	15,699
12,117	Sino Land Co., Ltd.	21,453
1,000	Sumitomo Realty & Development Co., Ltd.	32,827
5,000	Sun Hung Kai Properties, Ltd.	83,292
2,000	Swire Pacific, Ltd., Class A	18,512
4,800	Swire Properties, Ltd.	15,482
318	Swiss Prime Site AG	29,351
900	Tokyo Tatemono Co., Ltd.	12,145
2,200	Tokyu Fudosan Holdings Corp.	15,899
3,069	UOL Group, Ltd.	20,354
1,889	Vonovia SE	93,495
5,000	Wharf Holdings, Ltd. (The)	17,290
5,000	Wharf Real Estate Investment Co., Ltd.*	33,280
3,000	Wheelock & Co., Ltd.	21,435

		1,229,922

Road & Rail (1.1%):
39	AMERCO, Inc.	14,738
7,972	Aurizon Holdings, Ltd.	30,814
2,850	Canadian National Railway Co.	235,043

Continued

18

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
565	Canadian Pacific Railway, Ltd., Class 1	$103,245
600	Central Japan Railway Co.	107,393
2,100	ComfortDelGro Corp., Ltd.	3,106
3,308	CSX Corp.	181,973
737	DSV A/S	58,037
1,200	East Japan Railway Co.	117,004
900	Hankyu Hanshin Holdings, Inc.	36,162
359	J.B. Hunt Transport Services, Inc.	41,278
426	Kansas City Southern	44,824
1,000	Keihin Electric Express Railway Co., Ltd.	19,197
400	Keio Corp.	17,592
500	Keisei Electric Railway Co., Ltd.	16,053
700	Kintetsu Corp.	26,773
564	Knight-Swift Transportation Holdings, Inc.^	24,658
700	Kyushu Railway Co.	21,662
4,000	MTR Corp., Ltd.	23,440
600	Nagoya Railroad Co., Ltd.	15,102
300	Nippon Express Co., Ltd.	19,925
1,129	Norfolk Southern Corp.	163,592
1,100	Odakyu Electric Railway Co., Ltd.	23,512
235	Old Dominion Freight Line, Inc.	30,914
600	Tobu Railway Co., Ltd.	19,370
2,000	Tokyu Corp.	31,864
2,984	Union Pacific Corp.	400,155
700	West Japan Railway Co.	51,074

		1,878,500

Semiconductors & Semiconductor Equipment (3.0%):
3,346	Advanced Micro Devices, Inc.*^	34,397
1,383	Analog Devices, Inc.	123,128
4,153	Applied Materials, Inc.	212,301
1,300	ASM Pacific Technology, Ltd.	18,082
1,500	ASML Holding NV	260,201
1,539	Broadcom, Ltd.	395,370
100	Disco Corp.	22,020
4,265	Infineon Technologies AG	116,473
17,945	Intel Corp.	828,342
618	KLA-Tencor Corp.	64,933
570	Lam Research Corp.	104,920
1,673	Marvell Technology Group, Ltd.	35,919
1,111	Maxim Integrated Products, Inc.	58,083
875	Microchip Technology, Inc.^	76,895
4,027	Micron Technology, Inc.*	165,590
2,306	NVIDIA Corp.	446,212
1,282	NXP Semiconductors NV*	150,109
500	Qorvo, Inc.*	33,300
5,674	QUALCOMM, Inc.	363,249
2,000	Renesas Electronics Corp.*	23,153
300	ROHM Co., Ltd.	33,055
677	Skyworks Solutions, Inc.	64,281
2,574	STMicroelectronics NV	55,893
900	SUMCO Corp.	22,891
3,687	Texas Instruments, Inc.	385,070

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
600	Tokyo Electron, Ltd.	$107,491
962	Xilinx, Inc.	64,858

		4,266,216

Software (3.8%):
2,642	Activision Blizzard, Inc.	167,291
1,896	Adobe Systems, Inc.*	332,254
353	ANSYS, Inc.*	52,099
712	Autodesk, Inc.*	74,639
1,224	CA, Inc.	40,735
1,174	Cadence Design Systems, Inc.*	49,097
520	CDK Global, Inc.	37,066
506	Check Point Software Technologies, Ltd.*^	52,432
508	Citrix Systems, Inc.*	44,704
76	Constellation Software, Inc.	46,081
497	Dassault Systemes SA	52,778
728	Dell Technologies, Inc., Class V*	59,172
1,092	Electronic Arts, Inc.*	114,726
566	Fortinet, Inc.*	24,729
924	Intuit, Inc.	145,789
400	Konami Corp.	21,983
200	Line Corp.*	8,179
1,745	Micro Focus International plc	59,210
27,745	Microsoft Corp.	2,373,306
700	Nexon Co., Ltd.*	20,345
187	NICE Systems, Ltd.	17,093
400	Nintendo Co., Ltd.	145,640
946	Open Text Corp.	33,653
11,760	Oracle Corp.	556,012
200	Oracle Corp.	16,586
606	Red Hat, Inc.*	72,781
4,174	Sage Group plc	44,845
2,537	Salesforce.com, Inc.*	259,358
3,765	SAP AG	422,117
648	ServiceNow, Inc.*	84,493
515	Splunk, Inc.*	42,663
708	SS&C Technologies Holdings, Inc.	28,660
2,450	Symantec Corp.	68,747
605	Synopsys, Inc.*	51,570
402	Take-Two Interactive Software, Inc.*	44,132
400	Trend Micro, Inc.	22,658
274	UbiSoft Entertainment SA*	21,080
295	VMware, Inc., Class A*^	36,969
462	Workday, Inc., Class A*	47,004

		5,792,676

Specialty Retail (1.6%):
200	ABC-Mart, Inc.	11,481
290	Advance Auto Parts, Inc.	28,910
287	AutoNation, Inc.*	14,732
108	AutoZone, Inc.*	76,828
1,143	Best Buy Co., Inc.	78,261
756	CarMax, Inc.*	48,482

Continued

19

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
133	Dufry AG, Registered Shares*	$19,779
200	Fast Retailing Co., Ltd.	79,758
935	Gap, Inc. (The)	31,846
3,872	Hennes & Mauritz AB, Class B	79,815
100	Hikari Tsushin, Inc.	14,370
4,493	Home Depot, Inc. (The)	851,559
4,055	Industria de Diseno Textil SA	141,022
8,807	Kingfisher plc	40,141
983	L Brands, Inc.^	59,196
3,217	Lowe’s Cos., Inc.	298,988
300	Nitori Co., Ltd.	42,782
329	O’Reilly Automotive, Inc.*	79,138
1,445	Ross Stores, Inc.	115,961
100	Shimamura Co., Ltd.	11,001
492	Tiffany & Co.	51,143
2,279	TJX Cos., Inc. (The)	174,252
522	Tractor Supply Co.	39,020
241	Ulta Salon, Cosmetics & Fragrance, Inc.*	53,902
800	USS Co., Ltd.	16,926
2,400	Yamada Denki Co., Ltd.	13,209

		2,472,502

Technology Hardware, Storage & Peripherals (2.6%):
19,535	Apple, Inc.	3,305,909
1,801	BlackBerry, Ltd.*	20,119
900	Brother Industries, Ltd.	22,218
4,200	Canon, Inc.	156,433
1,600	Fujifilm Holdings Corp.	65,330
6,243	Hewlett Packard Enterprise Co.	89,649
6,492	HP, Inc.	136,397
1,800	Konica Minolta Holdings, Inc.	17,327
1,000	NEC Corp.	26,988
1,134	NetApp, Inc.	62,733
2,600	Ricoh Co., Ltd.	24,170
1,172	Seagate Technology plc	49,036
1,100	Seiko Epson Corp.	25,907
1,045	Western Digital Corp.	83,109
809	Xerox Corp.	23,582

		4,108,907

Textiles, Apparel & Luxury Goods (1.1%):
705	Adidas AG	140,718
600	ASICS Corp.	9,569
1,799	Burberry Group plc	43,484
1,992	Compagnie Financiere Richemont SA	180,408
860	Gildan Activewear, Inc.	27,789
1,456	Hanesbrands, Inc.^	30,445
128	Hermes International SA	68,509
262	Hugo Boss AG	22,221
293	Kering	138,111
26,000	Li & Fung, Ltd.	14,256
432	Lululemon Athletica, Inc.*	33,950
696	Luxottica Group SpA	42,647

Shares		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
1,023	LVMH Moet Hennessy Louis Vuitton SA	$300,469
583	Michael Kors Holdings, Ltd.*	36,700
4,979	Nike, Inc., Class C	311,436
445	Pandora A/S	48,439
320	PVH Corp.	43,907
224	Ralph Lauren Corp.^	23,227
120	Swatch Group AG (The), Class B	48,931
210	Swatch Group AG (The), Registered Shares	16,055
1,086	Tapestry, Inc.	48,034
731	Under Armour, Inc., Class A*	10,548
702	Under Armour, Inc., Class C*^	9,351
1,151	VF Corp.	85,174
3,000	Yue Yuen Industrial Holdings, Ltd.	11,772

		1,746,150

Thrifts & Mortgage Finance (0.0%):
1,773	New York Community Bancorp, Inc.	23,084

Tobacco (1.3%):
7,345	Altria Group, Inc.	524,506
8,593	British American Tobacco plc	579,835
3,736	Imperial Tobacco Group plc, Class A	159,627
4,100	Japan Tobacco, Inc.	132,071
5,829	Philip Morris International, Inc.	615,834
739	Swedish Match AB, Class B	29,099

		2,040,972

Trading Companies & Distributors (0.6%):
368	AerCap Holdings NV*	19,360
1,988	Ashtead Group plc	53,045
606	Brenntag AG	38,223
1,312	Bunzl plc	36,679
1,131	Fastenal Co.	61,854
660	Finning International, Inc.	16,658
824	HD Supply Holdings, Inc.*	32,985
5,800	ITOCHU Corp.	108,305
6,400	Marubeni Corp.	46,478
1,200	Misumi Group, Inc.	34,773
5,700	Mitsubishi Corp.	157,550
6,100	Mitsui & Co., Ltd.	99,082
1,153	Rexel SA	20,909
4,700	Sumitomo Corp.	79,677
800	Toyota Tsushu Corp.	32,156
958	Travis Perkins plc	20,252
331	United Rentals, Inc.*	56,902
231	W.W. Grainger, Inc.	54,574
832	Wolseley plc	59,520

		1,028,982

Transportation Infrastructure (0.2%):
2,407	Abertis Infraestructuras SA	53,551
222	Aena SA	44,937
121	Aeroports de Paris	22,985
1,830	Atlantia SpA	57,719

Continued

20

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Transportation Infrastructure, continued
3,464	Auckland International Airport, Ltd.	$15,896
182	Fraport AG	20,019
1,770	Groupe Eurotunnel SA	22,762
27,700	Hutchison Port Holdings Trust	11,493
300	Japan Airport Terminal Co., Ltd.	11,133
500	Kamigumi Co., Ltd.	11,053
348	Macquarie Infrastructure Corp.	22,342
3,000	SATS, Ltd.	11,647
4,299	Sydney Airport	23,575
8,363	Transurban Group	80,932

		410,044

Water Utilities (0.0%):
703	American Water Works Co., Inc.	64,317
930	Severn Trent plc	27,130
2,680	United Utilities Group plc	29,990

		121,437

Wireless Telecommunication Services (0.6%):
111	Drillisch AG	9,161
7,000	KDDI Corp.	174,305
285	Millicom International Cellular SA, SDR	19,248
5,200	NTT DoCoMo, Inc.	122,850
1,431	Rogers Communications, Inc.	72,928
3,000	SoftBank Group Corp.	237,040
3,079	Sprint Corp.*^	18,135
5,000	StarHub, Ltd.	10,657
1,473	Tele2 AB	18,095
1,171	T-Mobile US, Inc.*	74,371
98,375	Vodafone Group plc	310,714

		1,067,504

Total Common Stocks (Cost $122,079,951)		152,806,868

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Preferred Stocks (0.2%):
Automobiles (0.1%):
239	Bayerische Motoren Werke AG (BMW), 4.73%	$21,339
605	Porsche Automobil Holding SE, 1.45%	50,631
713	Volkswagen AG, 1.24%	142,076

		214,046

Household Products (0.1%):
712	Henkel AG & Co. KGaA, 1.47%	94,001

Total Preferred Stocks (Cost $235,411)		308,047

Rights (0.0%):
Aerospace & Defense (0.0%):
304,796	Rolls-Royce Holdings plc, Expires on 1/08/18*(a)	411

Oil, Gas & Consumable Fuels (0.0%):
4,384	Repsol SA, Expires on 1/08/18*^	1,994

Total Rights (Cost $—)		2,405

Securities Held as Collateral for Securities on Loan (1.9%):
$2,933,879	AZL MSCI Global Equity Index Fund Securities Lending Collateral Account(b)	2,933,879

Total Securities Held as Collateral for Securities on Loan (Cost $2,933,879)		2,933,879

Unaffiliated Investment Company (0.2%):
260,007	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.11%(c)	260,007

Total Unaffiliated Investment Company (Cost $260,007)		260,007

Total Investment Securities (Cost $125,509,248)(d) — 101.6%		156,311,206
Net other assets (liabilities) — (1.6)%		(2,453,941)

Net Assets — 100.0%		$153,857,265

Percentages indicated are based on net assets as of December 31, 2017.

ADR—American Depositary Receipt

SDR—Swedish Depository Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $2,837,002.

+	Affiliated Securities

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2017. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(c)	The rate represents the effective yield at December 31, 2017.

(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

21

AZL MSCI Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2017

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2017: (Unaudited)

Country	Percentage
Argentina	— %^
Australia	2.5%
Austria	0.1%
Belgium	0.4%
Bermuda	0.2%
Canada	3.5%
China	— %^
Denmark	0.7%
Finland	0.3%
France	3.6%
Germany	3.6%
Hong Kong	1.3%
Ireland (Republic of)	0.8%
Israel	0.2%
Italy	0.8%
Japan	8.7%
Liberia	0.1%
Luxembourg	0.1%
Netherlands	1.9%
New Zealand	0.1%
Norway	0.2%
Panama	0.1%
Portugal	0.1%
Singapore	0.8%
Spain	1.2%
Sweden	1.0%
Switzerland	3.4%
United Arab Emirates	— %^
United Kingdom	6.2%
United States	58.1%

100.0%

^	Represents less than 0.05%.

Futures Contracts

Cash of $37,548 has been segregated to cover margin requirements for the following open contracts as of December 31, 2017:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
DJ EURO STOXX 50 March Futures (Euro)	3/16/18	3	$125,717	$(1,589)
FTSE 100 Index March Futures (British Pounds)	3/16/18	1	103,105	2,778
S&P 500 Index E-Mini March Futures (U.S. Dollar)	3/16/18	3	401,400	508
SGX Nikkei 225 Index March Futures (Japanese Yen)	3/8/18	1	100,990	(335)

				$1,362

See accompanying notes to the financial statements.

22

AZL MSCI Global Equity Index Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment securities, at cost	$125,090,800
Investments in affiliates, at cost	418,448

Total Investment securities, at cost	$125,509,248

Investment securities, at value*	$155,691,243
Investments in affiliates, at value	619,963

Total Investment securities, at value	156,311,206
Cash	3,148
Segregated cash for collateral	37,548
Interest and dividends receivable	160,594
Foreign currency, at value (cost $350,973)	355,448
Receivable for investments sold	84,526
Receivable for variation margin on futures contracts	1,149
Reclaims receivable	118,414
Prepaid expenses	765

Total Assets	157,072,798

Liabilities:
Payable for investments purchased	27,902
Payable for capital shares redeemed	144,644
Payable for collateral received on loaned securities	2,933,879
Payable for variation margin on futures contracts	2,735
Manager fees payable	48,866
Administration fees payable	8,754
Distribution fees payable	32,651
Custodian fees payable	4,287
Administrative and compliance services fees payable	223
Transfer agent fees payable	446
Trustee fees payable	144
Other accrued liabilities	11,002

Total Liabilities	3,215,533

Net Assets	$153,857,265

Net Assets Consist of:
Capital	$134,939,069
Accumulated net investment income/(loss)	2,458,122
Accumulated net realized gains/(losses) from investment transactions	(14,353,953)
Net unrealized appreciation/(depreciation) on investments	30,814,027

Net Assets	$153,857,265

Shares of beneficial interest (unlimited number of shares authorized, no par value)	13,712,928
Net Asset Value (offering and redemption price per share)	$11.22

*	Includes securities on loan of $2,837,002.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends	$3,814,297
Dividends from affiliates	20,641
Interest	1,301
Income from securities lending	15,659
Other income	6,049
Foreign withholding tax	(247,871)

Total Investment Income	3,610,076

Expenses:
Manager fees	1,060,272
Administration fees	169,068
Distribution fees	376,773
Custodian fees	63,421
Administrative and compliance services fees	2,145
Transfer agent fees	5,913
Trustee fees	7,641
Professional fees	9,221
Shareholder reports	2,813
Other expenses	50,513

Total expenses before reductions	1,747,780
Less expenses voluntarily waived/reimbursed by the Manager	(587,766)

Net expenses	1,160,014

Net Investment Income/(Loss)	2,450,062

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions and foreign currencies	3,489,480
Net realized gains/(losses) on affiliated transactions	27,931
Net realized gains/(losses) on futures contracts	178,026
Change in net unrealized appreciation/depreciation on investments and foreign currencies	23,840,785
Change in net unrealized appreciation/depreciation on affiliated transactions	156,687
Change in net unrealized appreciation/depreciation on futures contracts	201

Net Realized/Unrealized Gains/(Losses) on Investments	27,693,110

Change in Net Assets Resulting From Operations	$30,143,172

See accompanying notes to the financial statements.

23

AZL MSCI Global Equity Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$2,450,062	$3,103,370
Net realized gains/(losses) on investment transactions	3,695,437	(11,071,989)
Change in unrealized appreciation/depreciation on investments	23,997,673	8,959,236

Change in net assets resulting from operations	30,143,172	990,617

Distributions to Shareholders:
From net investment income	(2,867,182)	(3,055,401)

Change in net assets resulting from distributions to shareholders	(2,867,182)	(3,055,401)

Capital Transactions:
Proceeds from shares issued	4,875,791	145,799,062
Proceeds from dividends reinvested	2,867,182	3,055,401
Value of shares redeemed	(28,427,058)	(116,735,502)

Change in net assets resulting from capital transactions	(20,684,085)	32,118,961

Change in net assets	6,591,905	30,054,177
Net Assets:
Beginning of period	147,265,360	117,211,183

End of period	$153,857,265	$147,265,360

Accumulated net investment income/(loss)	$2,458,122	$2,854,641

Share Transactions:
Shares issued	455,901	16,362,841
Dividends reinvested	271,257	336,869
Shares redeemed	(2,742,092)	(13,037,308)

Change in shares	(2,014,934)	3,662,402

See accompanying notes to the financial statements.

24

AZL MSCI Global Equity Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$9.36	$9.71		$11.51	$12.88	$11.74

Investment Activities:
Net Investment Income/(Loss)	0.20	0.20		0.23	0.28	0.25
Net Realized and Unrealized Gains/(Losses) on Investments	1.86	(0.30)		(1.66)	(0.89)	1.11

Total from Investment Activities	2.06	(0.10)		(1.43)	(0.61)	1.36

Dividends to Shareholders From:
Net Investment Income	(0.20)	(0.25)		(0.31)	(0.25)	(0.22)
Net Realized Gains	—	—		(0.06)	(0.51)	—

Total Dividends	(0.20)	(0.25)		(0.37)	(0.76)	(0.22)

Net Asset Value, End of Period	$11.22	$9.36		$9.71	$11.51	$12.88

Total Return(a)	22.18%	(0.93)%		(12.57)%	(5.26)%	11.66%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$153,857	$147,265		$117,211	$147,054	$151,096
Net Investment Income/(Loss)	1.62%	2.75%		1.80%	2.35%	2.10%
Expenses Before Reductions(b)	1.16%	1.20%		1.24%	1.24%	1.23%
Expenses Net of Reductions	0.77%	1.10%		1.24%	1.24%	1.22%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly	0.77%	1.10%		1.24%	1.24 (c)	1.23 (c)
Portfolio Turnover Rate	4%	135	%(d)	50%	20%	24%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remitted a portion of the brokerage commission which were used to pay certain Fund expenses. The Fund ceased participation in the program in June 2014.

(d)	Effective October 14, 2016, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2016 as compared to prior years.

See accompanying notes to the financial statements.

25

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MSCI Global Equity Index Fund (formerly, AZL Global Equity Index Fund) (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of certain market discounts and gain/loss, and other permanent adjustments) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

26

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2017

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $6 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $1,421 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions	$2,880,919	$28,197	$—	$24,763	$2,933,879

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2017, the Fund did not engage in any such transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2017, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $1.0 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$3,286	Payable for variation on futures contracts	$1,924

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

27

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2017

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$178,026	$201

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL MSCI Global Equity Index Fund	0.70%	0.80%

*	The Manager voluntarily reduced the management fee to 0.31% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

At December 31, 2017, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Fair Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2017	Shares as of 12/31/2017	Dividend Income
Allianz SE, Registered Shares	$331,550	$15,495	$(86,567)	$23,837	$96,259	$380,574	1,662	$15,669
BlackRock Inc., Class A	208,536	—	(33,669)	4,094	60,428	239,389	466	4,972

	$540,086	$15,495	$(120,236)	$27,931	$156,687	$619,963	2,128	$20,641

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

28

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2017

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $1,605 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Other^	Total

Common Stocks
Aerospace & Defense	$2,312,220	$702,634	$—	$—	$3,014,854
Air Freight & Logistics	649,597	244,976	—	—	894,573
Airlines	131,326	100,444	—	—	231,770
Auto Components	337,015	818,115	—	—	1,155,130
Automobiles	577,379	1,902,027	—	—	2,479,406
Banks	7,623,762	7,033,996	—	—	14,657,758
Beverages	1,781,770	1,330,003	—	—	3,111,773
Biotechnology	2,585,679	446,773	—	—	3,032,452
Building Products	364,158	436,611	—	—	800,769
Capital Markets	3,027,928	1,438,360	—	—	4,466,288
Chemicals	2,197,816	2,273,650	—	—	4,471,466
Commercial Services & Supplies	368,426	289,582	—	—	658,008

29

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2017

Investment Securities:	Level 1	Level 2	Level 3	Other^	Total

Communications Equipment	$1,036,849	$184,377	$—	$—	$1,221,226
Construction & Engineering	86,443	537,674	—	—	624,117
Construction Materials	124,074	363,889	—	—	487,963
Consumer Finance	740,297	41,652	—	—	781,949
Containers & Packaging	373,203	65,200	—	—	438,403
Distributors	103,883	12,160	—	—	116,043
Diversified Consumer Services	22,969	14,047	—	—	37,016
Diversified Financial Services	1,039,435	436,445	—	—	1,475,880
Diversified Telecommunication Services	1,856,986	1,302,732	—	—	3,159,718
Electric Utilities	1,701,664	939,940	—	—	2,641,604
Electrical Equipment	526,707	849,426	—	—	1,376,133
Electronic Equipment, Instruments & Components	598,816	790,733	—	—	1,389,549
Energy Equipment & Services	696,569	52,657	—	—	749,226
Equity Real Estate Investment Trusts	2,598,407	907,734	—	—	3,506,141
Food & Staples Retailing	1,816,011	840,200	—	—	2,656,211
Food Products	1,236,159	1,663,954	—	—	2,900,113
Gas Utilities	68,540	181,046	—	—	249,586
Health Care Equipment & Supplies	2,363,480	593,636	—	—	2,957,116
Health Care Providers & Services	2,424,812	341,498	—	—	2,766,310
Health Care Technology	97,030	24,509	—	—	121,539
Hotels, Restaurants & Leisure	1,879,515	790,959	—	—	2,670,474
Household Durables	464,150	720,668	—	—	1,184,818
Household Products	1,405,908	408,508	—	—	1,814,416
Independent Power & Renewable Electricity Producers	48,763	51,791	—	—	100,554
Industrial Conglomerates	1,619,607	959,277	—	—	2,578,884
Insurance	3,050,937	3,192,593	—	—	6,243,530
Internet & Direct Marketing Retail	2,554,408	73,045	—	—	2,627,453
Internet Software & Services	4,452,950	111,781	—	—	4,564,731
IT Services	3,873,763	479,370	—	—	4,353,133
Leisure Products	90,292	109,749	—	—	200,041
Life Sciences Tools & Services	666,827	127,142	—	—	793,969
Machinery	1,646,406	1,618,627	—	—	3,265,033
Marine	—	127,846	—	—	127,846
Media	2,675,768	598,338	—	—	3,274,106
Metals & Mining	681,461	1,837,221	—	—	2,518,682
Mortgage Real Estate Investment Trusts	69,816	—	—	—	69,816
Multiline Retail	497,408	176,731	—	—	674,139
Multi-Utilities	870,834	591,066	—	—	1,461,900
Oil, Gas & Consumable Fuels	5,955,279	2,951,919	—	—	8,907,198
Paper & Forest Products	57,913	124,284	—	—	182,197
Personal Products	139,651	1,097,198	—	—	1,236,849
Pharmaceuticals	4,080,274	4,035,407	—	—	8,115,681
Professional Services	319,866	704,566	—	—	1,024,432
Real Estate Management & Development	123,295	1,106,627	—	—	1,229,922
Road & Rail	1,240,420	638,080	—	—	1,878,500
Semiconductors & Semiconductor Equipment	3,606,957	659,259	—	—	4,266,216
Software	4,940,162	852,514	—	—	5,792,676
Specialty Retail	2,002,218	470,284	—	—	2,472,502
Technology Hardware, Storage & Peripherals	3,770,534	338,373	—	—	4,108,907
Textiles, Apparel & Luxury Goods	660,561	1,085,589	—	—	1,746,150
Thrifts & Mortgage Finance	23,084	—	—	—	23,084
Tobacco	1,140,340	900,632	—	—	2,040,972
Trading Companies & Distributors	242,333	786,649	—	—	1,028,982
Transportation Infrastructure	22,342	387,702	—	—	410,044
Water Utilities	64,317	57,120	—	—	121,437
Wireless Telecommunication Services	165,434	902,070	—	—	1,067,504

30

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2017

Investment Securities:	Level 1	Level 2	Level 3	Other^	Total

Preferred Stocks	$—	$308,047	$—	$—	$308,047
Rights	1,994	—	411	—	2,405
Securities Held as Collateral for Securities on Loan	—	—	—	2,933,879	2,933,879
Unaffiliated Investment Company	260,007	—	—	—	260,007

Total Investment Securities	96,835,204	56,541,712	411	2,933,879	156,311,206

Other Financial Instruments:*
Futures Contracts	1,362	—	—	—	1,362

Total Investments	$96,836,566	$56,541,712	$411	$2,933,879	$156,312,568

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.
^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MSCI Global Equity Index Fund	$5,580,069	$26,719,923

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $126,027,892. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$32,349,923
Unrealized (depreciation)	(2,066,609)

Net unrealized appreciation/(depreciation)	$30,283,314

31

AZL MSCI Global Equity Index Fund

Notes to the Financial Statements

December 31, 2017

As of the end of its tax year ended December 31, 2017, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL MSCI Global Equity Index Fund	$8,501,767	$5,502,957	$14,004,724

During the year ended December 31, 2017, the Fund utilized $3,600,641 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MSCI Global Equity Index Fund	$2,867,182	$—	$2,867,182

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MSCI Global Equity Index Fund	$3,055,401	$—	$3,055,401

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MSCI Global Equity Index Fund	$2,629,235	$—	$(14,004,724)	$30,293,685	$18,918,196

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 95% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL MSCI Global Equity Index Fund (formerly, AZL Global Equity Index Fund) (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two- year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 10.29% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

36

objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

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The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® Pyramis® Multi-Strategy Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Pyramis® Multi-Strategy Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Pyramis® Multi-Strategy Fund. FIAM LLC and Geode Capital Management, LLC serve as the Subadviser and Sub-Subadviser, respectively, to the Pyramis® Fixed-Income Strategy and Geode Equity Strategy, respectively.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® Pyramis® Multi-Strategy Fund (Class 2 Shares) (the “Fund”) returned 11.12%. That compared to a 21.83%, 3.54% and 10.61% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

Approximately 60% of the underlying fund’s assets are managed by its subadviser, FIAM LLC, investing primarily in investment-grade fixed-income securities, and approximately 40% of the underlying fund’s assets are managed by the Fund’s sub-subadvisesr, Geode Capital Management, LLC, investing primarily in large-cap common stocks.*

Global economic expansion led major stock indexes to new all-time highs during the 12-month period under review. The S&P 500 Index gained 21.83% during the period, supported by a positive economic environment marked by solid jobs growth, low unemployment, increased business investment, strong consumer confidence and a low-volatility environment. Mid- and small-cap stocks also performed well during the period: The S&P MidCap 400 Index generated a 16.24% return and the SmallCap 600 Index returned 13.23%. Growth stocks were also heavily favored during the year and significantly outperformed value stocks.

The U.S. bond market was generally positive, as the market rewarded investors who took on interest rate and spread risk. The Bloomberg Barclays U.S. Aggregate Bond Index gained 3.54%. Bond investors generally tolerated risk in their quest for more attractive yields. Credit spreads on corporate bonds ended the year tighter than when the year began, with high-yield bond spreads tightening markedly. Meanwhile, the yield curve flattened sharply, as three rate hikes by the Federal Reserve sent short-term yields higher, while investor demand for attractive yield pushed long-term yields lower.

The Fund outperformed its composite benchmark during the period under review, due mostly to strong performance within the fixed income component.*

Strategic allocation decisions added to the Fund’s relative performance, including an overweight position in information technology and an underweight position in energy. Stock selection within the industrials and energy sectors also added to relative results, even as security selection, overall, detracted from relative performance within the equity component.*

Stock selection in the information technology and consumer discretionary sectors weighed on relative results. The Fund’s value-oriented investment style also acted as a headwind for relative performance during most of 2017, as value stocks generally underperformed their growth counterparts.*

The Fund’s fixed income component performed well in 2017 relative to its benchmark, benefiting from strong security selection as well as sector selection. An overweight position in high-yield and investment-grade corporate bonds helped boost relative performance as those assets outperformed as spreads tightened. The Fund’s overweight positions in emerging markets bonds and taxable municipal bonds also contributed to performance. The Fund’s underweight position in investment grade industrial bonds detracted from the Fund’s performance relative to its benchmark.*

The Fund held futures to equitize its cash positions during the period. The exposure to this form of derivatives did not materially impact the Fund’s performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® Pyramis® Multi-Strategy Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income while maintaining prospects for capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of subportfolios or strategies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	1 Year	3 Year	5 Year	Since Inception (10/23/09)
AZL® Pyramis® Multi-Strategy Fund (Class 2 Shares)	11.12%	3.82%	6.19%	6.80%
S&P 500 Index	21.83%	11.41%	15.79%	14.09%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	2.10%	3.56%
Balanced Composite Index	10.61%	5.92%	7.51%	7.91%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Pyramis® Multi-Strategy Fund (Class 2 Shares)	1.04%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager voluntarily reduced the management fee to 0.45% on all assets. The Manager and the Funds have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.71% for Class 2 Shares through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Prior to October 14, 2016, the Fund was subadvised by Franklin Mutual Advisers, LLC, Franklin Advisers, Inc., and Templeton Global Advisors Limited and was known as AZL Franklin Templeton Founding Strategy Plus Fund. Consequently, the performance information shown below may have been different if the Fund had been managed according to its current investment objective and by its current subadviser and sub-adviser prior to October 14, 2016.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”) and the Bloomberg Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Balanced Composite Index is a blended index comprised of (40%) of the S&P 500 and (60%) of the Bloomberg Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Pyramis® Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Pyramis® Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Pyramis® Multi-Strategy Fund	$1,000.00	$1,062.40	$3.69	0.71%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Pyramis® Multi-Strategy Fund	$1,000.00	$1,021.63	$3.62	0.71%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Common Stocks	39.8%
U.S. Treasury Obligations	21.4
Corporate Bonds	15.9
U.S. Government Agency Mortgages	12.5
Securities Held as Collateral for Securities on Loan	8.9
Yankee Dollars	6.9
Money Markets	2.7
Municipal Bonds	0.9
Asset Backed Securities	0.6
Collateralized Mortgage Obligations	0.5
Convertible Preferred Stocks	— ^
Foreign Bonds	— ^

Total Investment Securities	110.1
Net other assets (liabilities)	(10.1)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL Pyramis® Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks (39.8%):
Aerospace & Defense (1.4%):
10,702	Boeing Co. (The)	$3,156,126
651	General Dynamics Corp.	132,446
6,623	Lockheed Martin Corp.	2,126,314
1,550	Moog, Inc., Class A*	134,618
2,373	Northrop Grumman Corp.	728,297
9,859	Raytheon Co.	1,852,013
9,329	Spirit AeroSystems Holdings, Inc., Class A	813,955

		8,943,769

Air Freight & Logistics (0.0%):
230	CEVA Group plc*(a)	103,343

Airlines (0.0%):
165	Copa Holdings SA, Class A	22,120

Auto Components (0.2%):
4,440	BorgWarner, Inc.^	226,840
5,517	Lear Corp.	974,633

		1,201,473

Automobiles (0.3%):
141,868	Ford Motor Co.	1,771,931

Banks (2.8%):
140,409	Bank of America Corp.	4,144,874
45,614	Citigroup, Inc.	3,394,138
49,479	JPMorgan Chase & Co.	5,291,283
17,837	Regions Financial Corp.	308,223
1,817	U.S. Bancorp	97,355
63,237	Wells Fargo & Co.	3,836,589

		17,072,462

Beverages (1.0%):
61,708	Coca-Cola Co. (The)	2,831,163
4,605	Molson Coors Brewing Co., Class B	377,932
26,193	PepsiCo, Inc.	3,141,065

		6,350,160

Biotechnology (1.4%):
30,439	AbbVie, Inc.	2,943,755
15,026	Amgen, Inc.	2,613,021
1,699	Celgene Corp.*	177,308
31,442	Gilead Sciences, Inc.	2,252,505
4,469	United Therapeutics Corp.*^	661,189

		8,647,778

Building Products (0.2%):
5,370	Fortune Brands Home & Security, Inc.^	367,523
9,720	Owens Corning, Inc.	893,657

		1,261,180

Capital Markets (0.8%):
790	Artisan Partners Asset Management, Inc., Class A^	31,205
20,259	BGC Partners, Inc., Class A^	306,113
12,088	CME Group, Inc.	1,765,453
925	Goldman Sachs Group, Inc. (The)	235,653
21,196	Morgan Stanley	1,112,154

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
1,239	Raymond James Financial, Inc.	$110,643
25,520	Thomson Reuters Corp.^	1,112,417

		4,673,638

Chemicals (0.6%):
7,316	DowDuPont, Inc.	521,046
9,572	Huntsman Corp.	318,652
15,917	LyondellBasell Industries NV, Class A	1,755,963
2,729	Monsanto Co.	318,693
7,938	Westlake Chemical Corp.	845,634

		3,759,988

Commercial Services & Supplies (0.5%):
17,663	KAR Auction Services, Inc.	892,158
1,529	LSC Communications, Inc.^	23,164
4,948	Republic Services, Inc., Class A	334,534
19,272	Waste Management, Inc.	1,663,174

		2,913,030

Communications Equipment (0.8%):
87,195	Cisco Systems, Inc.	3,339,569
51,100	Juniper Networks, Inc.	1,456,350

		4,795,919

Consumer Finance (0.3%):
5,925	American Express Co.	588,412
15,989	Discover Financial Services	1,229,874

		1,818,286

Diversified Consumer Services (0.1%):
21,389	H&R Block, Inc.^	560,820

Diversified Financial Services (0.9%):
20,926	Berkshire Hathaway, Inc., Class B*	4,147,952
51,845	Leucadia National Corp.	1,373,374

		5,521,326

Diversified Telecommunication Services (0.8%):
102,098	AT&T, Inc.	3,969,570
19,149	Verizon Communications, Inc.	1,013,557

		4,983,127

Electric Utilities (0.5%):
674	Eversource Energy	42,583
2,750	Exelon Corp.	108,378
45,640	FirstEnergy Corp.	1,397,497
2,754	NextEra Energy, Inc.	430,147
34,555	PPL Corp.	1,069,477
4,987	Xcel Energy, Inc.	239,925

		3,288,007

Electrical Equipment (0.1%):
7,357	Eaton Corp. plc	581,277
629	Regal-Beloit Corp.^	48,181

		629,458

Energy Equipment & Services (0.0%):
101	Halliburton Co.	4,936

Continued

4

AZL Pyramis® Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts (0.6%):
18,236	Apple Hospitality REIT, Inc.	$357,608
18,826	Gaming & Leisure Properties, Inc.	696,562
32,453	Parks Hotels & Resorts, Inc.^	933,024
3,145	Piedmont Office Realty Trust, Inc., Class A	61,673
1,940	ProLogis, Inc.	125,149
44,066	Weyerhaeuser Co.	1,553,768

		3,727,784

Food & Staples Retailing (1.2%):
28,088	CVS Health Corp.	2,036,380
54,580	Kroger Co. (The)	1,498,221
15,820	Walgreens Boots Alliance, Inc.	1,148,848
29,260	Wal-Mart Stores, Inc.	2,889,425

		7,572,874

Food Products (0.9%):
36,171	Archer-Daniels-Midland Co.	1,449,734
34,451	ConAgra Foods, Inc.	1,297,769
1,318	Hershey Co. (The)	149,606
12,218	JM Smucker Co. (The)^	1,517,964
5,503	Sanderson Farms, Inc.^	763,706
8,510	Tyson Foods, Inc., Class A	689,906

		5,868,685

Gas Utilities (0.0%):
4,043	UGI Corp.	189,819

Health Care Equipment & Supplies (0.4%):
24,779	Baxter International, Inc.	1,601,715
30	Becton, Dickinson & Co.	6,411
4,747	Masimo Corp.*^	402,546
7,751	Medtronic plc	625,893

		2,636,565

Health Care Providers & Services (1.8%):
2,190	Aetna, Inc.	395,054
8,581	Anthem, Inc.	1,930,811
14,428	Centene Corp.*	1,455,497
24,478	Express Scripts Holding Co.*	1,827,038
5,334	Humana, Inc.^	1,323,205
4,585	Patterson Cos., Inc.^	165,656
5,843	Quest Diagnostics, Inc.	575,477
16,368	UnitedHealth Group, Inc.	3,608,489

		11,281,227

Hotels, Restaurants & Leisure (0.3%):
11,344	Carnival Corp., Class A	752,901
979	McDonald’s Corp.	168,505
12,192	Royal Caribbean Cruises, Ltd.	1,454,262

		2,375,668

Household Durables (0.6%):
39,576	PulteGroup, Inc.^	1,315,902
54,121	Taylor Morrison Home Corp., Class A*^	1,324,341
26,246	Toll Brothers, Inc.^	1,260,333

		3,900,576

Shares		Fair Value
Common Stocks, continued
Household Products (0.7%):
6,206	Colgate-Palmolive Co.	$468,243
41,358	Procter & Gamble Co. (The)	3,799,973

		4,268,216

Independent Power & Renewable Electricity Producers (0.0%):
12,554	AES Corp. (The)	135,960

Industrial Conglomerates (0.5%):
11,949	3M Co., Class C	2,812,435
23,126	General Electric Co.	403,549
832	Honeywell International, Inc.	127,596

		3,343,580

Insurance (0.6%):
8,142	Aflac, Inc.	714,705
117	Erie Indemnity Co., Class A	14,255
7,828	First American Financial Corp.	438,681
31,987	FNF Group	1,255,170
3,260	Loews Corp.	163,098
8,333	Prudential Financial, Inc.	958,128

		3,544,037

Internet & Direct Marketing Retail (0.9%):
4,720	Amazon.com, Inc.*	5,519,898

Internet Software & Services (1.9%):
3,230	Alphabet, Inc., Class A*	3,402,482
2,721	Alphabet, Inc., Class C*	2,847,254
32,258	Facebook, Inc., Class A*	5,692,247

		11,941,983

IT Services (1.1%):
16,669	Fidelity National Information Services, Inc.	1,568,386
17,254	International Business Machines Corp.	2,647,109
1,415	MasterCard, Inc., Class A	214,174
11,661	Total System Services, Inc.	922,268
8,527	Visa, Inc., Class A	972,249
23,270	Western Union Co.^	442,363

		6,766,549

Machinery (1.0%):
1,056	AGCO Corp.	75,430
30,120	Allison Transmission Holdings, Inc.^	1,297,268
15,254	Caterpillar, Inc.	2,403,726
9,183	Cummins, Inc.	1,622,085
8,971	Ingersoll-Rand plc	800,123

		6,198,632

Media (1.2%):
83,567	Comcast Corp., Class A	3,346,858
82,815	Tegna, Inc.^	1,166,035
5,691	Time Warner, Inc.	520,556
4,364	Twenty-First Century Fox, Inc.	150,689
20,852	Walt Disney Co. (The)	2,241,799

		7,425,937

Continued

5

AZL Pyramis® Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Metals & Mining (0.2%):
13,251	Freeport-McMoRan Copper & Gold, Inc.*	$251,239
15,376	Newmont Mining Corp.	576,908
23,401	Warrior Met Coal, Inc.	588,535

		1,416,682

Mortgage Real Estate Investment Trusts (0.3%):
106,477	Annaly Capital Management, Inc.	1,266,012
33,336	Two Harbors Investment Corp.^	542,043

		1,808,055

Multiline Retail (0.3%):
11,462	Macy’s, Inc.^	288,728
22,816	Target Corp.	1,488,744

		1,777,472

Multi-Utilities (0.0%):
5,168	CenterPoint Energy, Inc.	146,564

Oil, Gas & Consumable Fuels (2.0%):
17,076	Chevron Corp.	2,137,744
37,403	ConocoPhillips Co.	2,053,051
61,211	Exxon Mobil Corp.	5,119,688
23,963	Marathon Petroleum Corp.	1,581,079
19,713	Valero Energy Corp.	1,811,822

		12,703,384

Paper & Forest Products (0.2%):
3,497	Domtar Corp.	173,171
42,164	Louisiana-Pacific Corp.*	1,107,227

		1,280,398

Pharmaceuticals (2.6%):
2,176	Allergan plc	355,950
36,085	Bristol-Myers Squibb Co.	2,211,289
24,580	Eli Lilly & Co.	2,076,027
37,805	Johnson & Johnson Co.	5,282,114
52,018	Merck & Co., Inc.	2,927,053
99,627	Pfizer, Inc.	3,608,490

		16,460,923

Professional Services (0.1%):
15,118	Robert Half International, Inc.	839,654

Road & Rail (0.4%):
17,550	Union Pacific Corp.	2,353,455

Semiconductors & Semiconductor Equipment (2.1%):
30,781	Applied Materials, Inc.	1,573,525
79,385	Intel Corp.	3,664,412
13,604	KLA-Tencor Corp.	1,429,372
56,069	Marvell Technology Group, Ltd.^	1,203,801
14,270	Maxim Integrated Products, Inc.	746,036
41,836	Micron Technology, Inc.*	1,720,296
25	NVIDIA Corp.	4,838
12,071	QUALCOMM, Inc.	772,785
19,710	Texas Instruments, Inc.	2,058,512

		13,173,577

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Software (1.9%):
9,630	Electronic Arts, Inc.*	$1,011,728
10,574	Intuit, Inc.	1,668,366
96,102	Microsoft Corp.	8,220,564
25,695	Oracle Corp.	1,214,860

		12,115,518

Specialty Retail (0.6%):
18,852	Home Depot, Inc. (The)	3,573,020

Technology Hardware, Storage & Peripherals (2.5%):
63,082	Apple, Inc.	10,675,367
77,536	HP, Inc.	1,629,031
28,968	Seagate Technology plc^	1,212,021
19,042	Western Digital Corp.	1,514,410

		15,030,829

Textiles, Apparel & Luxury Goods (0.1%):
13,872	Michael Kors Holdings, Ltd.*	873,242

Tobacco (0.1%):
2,182	Altria Group, Inc.	155,817
5,014	Philip Morris International, Inc.	529,729

		685,546

Total Common Stocks (Cost $207,109,965)		249,259,060

Convertible Preferred Stocks (0.0%):
Air Freight & Logistics (0.0%):
49	CEVA Group plc, Series A-2(a)	21,848
6	CEVA Group plc, Series A-1(a)	3,660

		25,508

Total Convertible Preferred Stocks (Cost $11,360)		25,508

Asset Backed Securities (0.6%):
1,657,012	Aaset Trust, Class A, Series 2017-1A, 3.97%, 5/16/42(b)	1,662,821

731,542	Blackbird Capital Aircraft, Class A, Series 2016-1A, 4.21%, 12/16/41, Callable 12/15/24 @ 100(b)(c)	757,875

221,354	Blackbird Capital Aircraft, Class AA, Series 2016-1A, 2.49%, 12/16/41, Callable 12/15/24 @ 100(b)(c)	219,300

368,000	DB Master Finance LLC, Class A2II, Series 2017-1A, 4.03%, 11/20/47, Callable 11/20/23 @ 100(b)	376,537

220,000	DB Master Finance LLC, Class A2I, Series 2017-1A, 3.63%, 11/20/47, Callable 11/20/23 @ 100(b)	220,674

396,750	Thunderbolt Aircraft Lease Ltd., Class A, Series 2017-A, 4.21%, 5/17/32, Callable 4/15/24 @ 100(b)(c)	407,501

Total Asset Backed Securities (Cost $3,596,159)		3,644,708

Collateralized Mortgage Obligations (0.5%):
860,000	CSMC Trust, Class D, Series 2017-PFHP, 3.73%(US0001M+225bps), 12/15/30(d)	859,999

1,900,000	GAHR Commercial Mortgage Trust, Class DFX, Series 2015-NRF, 3.38%, 12/15/34(b)(c)	1,906,894

103,000	MSCG Trust, Class C, Series 2016-SNR, 5.21%, 11/15/34(b)	104,582

Continued

6

AZL Pyramis® Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
146,000	MSCG Trust, Class B, Series 2016-SNR, 4.18%, 11/15/34(b)	$146,289

414,000	MSCG Trust, Class A, Series 2016-SNR, 3.35%, 11/15/34(b)(c)	411,594

Total Collateralized Mortgage Obligations (Cost $3,453,654)		3,429,358

Corporate Bonds (15.9%):
Aerospace & Defense (0.1%):
$500,000	KLX, Inc., 5.88%, 12/1/22, Callable 2/5/18 @ 104.41(b)	523,600

Automobiles (0.1%):
330,000	General Motors Co., 3.50%, 10/2/18	333,433

Banks (1.5%):
640,000	Bank of America Corp., 4.20%, 8/26/24	673,965
410,000	Bank of America Corp., Series L, 3.95%, 4/21/25	423,989
66,000	Bank of America Corp., Series G, 4.45%, 3/3/26	70,449
396,000	Bank of America Corp., Series G, 3.50%, 4/19/26^	404,872
397,000	Bank of America Corp., 4.25%, 10/22/26	418,372
543,000	Bank of America Corp., 3.42% (US0003M + 104 bps), 12/20/28, Callable 12/20/27 @ 100(b)	543,117
135,000	Bank of America Corp., Series AA, 6.10% (US0003M + 390 bps), 12/29/49, Callable 3/17/25 @ 100^	148,163
165,000	CIT Group, Inc., 5.00%, 8/15/22	174,900
730,000	Citigroup, Inc., 4.05%, 7/30/22	759,785
1,000,000	Citigroup, Inc., 4.30%, 11/20/26	1,045,721
250,000	Citizens Bank NA, 2.55%, 5/13/21, Callable 4/13/21 @ 100	249,075
2,005,000	JPMorgan Chase & Co., 3.88%, 9/10/24	2,091,460
231,000	JPMorgan Chase & Co., 2.95%, 10/1/26, Callable 7/1/26 @ 100	226,898
1,422,000	JPMorgan Chase & Co., 4.13%, 12/15/26	1,500,086
160,000	JPMorgan Chase & Co., Series S, 6.75% (US0003M + 378 bps), 12/31/99, Callable 2/1/24 @ 100, Perpetual Bond^	181,200
550,000	Regions Financial Corp., 3.20%, 2/8/21, Callable 1/8/21 @ 100	559,603

		9,471,655

Beverages (0.5%):
992,000	Anheuser-Busch InBev NV, 3.30%, 2/1/23, Callable 12/1/22 @ 100	1,015,107
939,000	Anheuser-Busch InBev NV, 4.70%, 2/1/36, Callable 8/1/35 @ 100	1,049,942
1,074,000	Anheuser-Busch InBev NV, 4.90%, 2/1/46, Callable 8/1/45 @ 100	1,244,754

		3,309,803

Capital Markets (0.3%):
399,000	Global Sachs Group, Inc., 2.88% (US0003M + 82 bps), 10/31/22, Callable 10/31/21 @ 100	397,857
154,000	IntercontinentalExchange, 2.75%, 12/1/20, Callable 11/1/20 @ 100	155,825
148,000	Moody’s Corp., 4.88%, 2/15/24, Callable 11/15/23 @ 100	162,566

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Capital Markets, continued
$157,000	Moody’s Corp., 3.25%, 1/15/28, Callable 10/15/27 @ 100(b)	$155,211
523,000	Morgan Stanley, 4.88%, 11/1/22	563,177
145,000	MSCI, Inc., 4.75%, 8/1/26, Callable 8/1/21 @ 102.38(b)	152,250
114,000	Tiaa Asset Management Finance LLC, 2.95%, 11/1/19(b)	115,090

		1,701,976

Chemicals (0.3%):
350,000	CF Industries Holdings, Inc., 3.45%, 6/1/23^	345,187
350,000	CF Industries, Inc., 4.95%, 6/1/43	330,750
265,000	Chemours Co., 5.38%, 5/15/27, Callable 2/15/27 @ 100	274,275
200,000	Platform Specialty Products, 6.50%, 2/1/22, Callable 2/5/18 @ 103.25^(b)	206,750
45,000	Platform Specialty Products Corp., 5.88%, 12/1/25, Callable 12/1/20 @ 102.94^(b)	44,663
200,000	TPC Group, Inc., 8.75%, 12/15/20, Callable 2/5/18 @ 102.19^(b)	200,000
95,000	Tronox Finance LLC, 7.50%, 3/15/22, Callable 3/15/18 @ 103.75(b)	99,275
130,000	Valvoline, Inc., 4.38%, 8/15/25, Callable 8/15/20 @ 103.28^	131,300
175,000	Venator Finance SARL/Venator Materials Corp., 5.75%, 7/15/25, Callable 7/15/20 @ 104.31^(b)	184,625
200,000	W R Grace & Co., 5.63%, 10/1/24(b)	215,750

		2,032,575

Commercial Services & Supplies (0.3%):
500,000	ADT Corp., 6.25%, 10/15/21	547,500
135,000	ADT Corp., 4.88%, 7/15/32(b)	127,575
95,000	Covanta Holding Corp., 5.88%, 3/1/24, Callable 3/1/19 @ 102.94^	96,425
800,000	Prime Securities Services Borrower/Finance, 9.25%, 5/15/23, Callable 5/15/19 @ 104.63(b)	888,000

		1,659,500

Communications Equipment (0.0%):
200,000	Brocade Communications Systems, Inc., 4.63%, 1/15/23, Callable 1/16/18 @ 102.31	204,500

Construction & Engineering (0.0%):
200,000	AECOM, 5.13%, 3/15/27, Callable 12/15/26 @ 100	203,730

Consumer Finance (2.0%):
400,000	Ally Financial, Inc., 5.75%, 11/20/25, Callable 10/20/25 @ 100^	436,000
320,000	Capital One Financial Co., 2.45%, 4/24/19, Callable 3/24/19 @ 100^	320,747
534,000	Capital One NA, Series BNKT, 2.95%, 7/23/21, Callable 6/23/21 @ 100	537,181
1,000,000	Discover Bank, 3.20%, 8/9/21, Callable 7/9/21 @ 100	1,014,437
1,000,000	Discover Financial Services, 5.20%, 4/27/22	1,076,362

Continued

7

AZL Pyramis® Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Consumer Finance, continued
$600,000	Ford Motor Credit Co. LLC, 5.00%, 5/15/18	$606,107
533,000	Ford Motor Credit Co. LLC, 2.24%, 6/15/18	533,504
600,000	Ford Motor Credit Co. LLC, 2.88%, 10/1/18	603,531
1,000,000	Ford Motor Credit Co. LLC, 2.60%, 11/4/19^	1,000,654
751,000	Ford Motor Credit Co. LLC, 5.88%, 8/2/21	824,678
200,000	General Motors Acceptance Corp., 8.00%, 11/1/31	260,000
383,000	General Motors Financial Co., 3.50%, 7/10/19	388,772
500,000	General Motors Financial Co., 4.20%, 3/1/21, Callable 2/1/21 @ 100	519,977
2,003,000	General Motors Financial Co., 4.38%, 9/25/21	2,106,937
200,000	General Motors Financial Co., 4.25%, 5/15/23	209,204
161,000	Hyundai Capital America, 2.88%, 8/9/18(b)	161,335
378,000	Hyundai Capital America, 2.55%, 2/6/19(b)	377,335
200,000	SLM Corp., 5.50%, 1/15/19	203,500
510,000	Synchrony Financial, 3.75%, 8/15/21, Callable 6/15/21 @ 100	522,959
610,000	Synchrony Financial, 4.25%, 8/15/24, Callable 5/15/24 @ 100	632,483

		12,335,703

Containers & Packaging (0.1%):
65,000	Crown Americas LLC/Crown Americas Capital Corp., 4.25%, 9/30/26, Callable 3/31/26 @ 100	64,025
50,000	Crown Cork & Seal Co., Inc., 7.38%, 12/15/26	58,250
200,000	Reynolds Group Issuer, Inc., 5.13%, 7/15/23, Callable 7/15/19 @ 102.56(b)	207,000

		329,275

Diversified Consumer Services (0.3%):
700,000	APX Group, Inc., 8.75%, 12/1/20, Callable 2/5/18 @ 102.19	714,000
430,000	APX Group, Inc., 7.63%, 9/1/23, Callable 9/1/19 @ 105.72^	452,575
110,000	Ascend Learning LLC, 6.88%, 8/1/25, Callable 8/1/20 @ 103.44(b)	113,575
360,000	Laureate Education, Inc., 8.25%, 5/1/25, Callable 5/1/20 @ 106.19(b)	381,600

		1,661,750

Diversified Financial Services (0.1%):
500,000	Peachtree Funding Trust, 3.98%, 2/15/25(b)	514,824
185,000	Voya Financial, Inc., 3.13%, 7/15/24, Callable 5/15/24 @ 100	183,336

		698,160

Diversified Telecommunication Services (0.7%):
322,000	AT&T, Inc., 2.45%, 6/30/20, Callable 5/30/20 @ 100^	321,648
614,000	AT&T, Inc., 3.60%, 2/17/23, Callable 12/17/22 @ 100	628,104
200,000	Level 3 Financing, Inc., 5.38%, 1/15/24, Callable 1/15/19 @ 102.69	199,750
200,000	Level 3 Financing, Inc., 5.38%, 5/1/25, Callable 5/1/20 @ 102.69^	199,750
200,000	Qwest Corp., 6.75%, 12/1/21	215,376

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Telecommunication Services, continued
$130,000	Qwest Corp., 7.25%, 9/15/25	$139,538
130,000	Qwest Corp., 6.88%, 9/15/33, Callable 2/5/18 @ 100.59	124,626
400,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25, Callable 2/15/20 @ 103.31^(b)	378,000
100,000	Verizon Communications, Inc., 5.50%, 3/16/47	113,941
603,000	Verizon Communications, Inc., 5.01%, 4/15/49	632,419
930,000	Verizon Communications, Inc., 5.01%, 8/21/54	952,310
500,000	Zayo Group LLC/Zayo Capital, 6.38%, 5/15/25, Callable 5/15/20 @ 103.19	528,750

		4,434,212

Electric Utilities (0.1%):
110,000	Emera US Finance LP, 2.15%, 6/15/19^	109,572
109,000	Emera US Finance LP, 2.70%, 6/15/21, Callable 5/15/21 @ 100	108,735
174,000	Emera US Finance LP, 3.55%, 6/15/26, Callable 3/15/26 @ 100^	174,499
305,000	FirstEnergy Solutions Co., 6.05%, 8/15/21	126,575
164,004	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25(d)	179,993
117,000	NV Energy, Inc., 6.25%, 11/15/20	128,494
2,581,000	Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/1/20(d)(e)	19,358

		847,226

Energy Equipment & Services (0.1%):
234,000	Halliburton Co., 3.80%, 11/15/25, Callable 8/15/25 @ 100	243,188
205,000	Halliburton Co., 4.85%, 11/15/35, Callable 5/15/35 @ 100	229,978
110,000	Nabors Industries, Inc., 5.50%, 1/15/23, Callable 11/15/22 @ 100^	106,700

		579,866

Equity Real Estate Investment Trusts (2.2%):
500,000	American Tower Corp., 2.80%, 6/1/20, Callable 5/1/20 @ 100	503,115
1,000,000	Brandywine Operating Partners LP, 4.10%, 10/1/24, Callable 7/1/24 @ 100	1,016,461
212,000	Brandywine Operating Partnership LP, 3.95%, 11/15/27, Callable 8/15/27 @ 100	210,431
528,000	Brixmor Operating Partners LP, 3.25%, 9/15/23, Callable 7/15/23 @ 100	517,296
355,000	Brixmor Operating Partners LP, 3.85%, 2/1/25, Callable 11/1/24 @ 100	354,527
717,000	Corporate Office Properties LP, 5.25%, 2/15/24, Callable 11/15/23 @ 100	773,513
110,000	Corrections Corp. of America, 5.00%, 10/15/22, Callable 7/15/22 @ 100	114,950
773,000	DDR Corp., 4.63%, 7/15/22, Callable 4/15/22 @ 100^	815,001
48,000	DDR Corp., 3.90%, 8/15/24, Callable 6/15/24 @ 100^	48,356

Continued

8

AZL Pyramis® Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$315,000	Digital Realty Trust LP, 3.95%, 7/1/22, Callable 5/1/22 @ 100^	$329,069
900,000	Digital Realty Trust LP, 4.75%, 10/1/25, Callable 7/1/25 @ 100	978,457
183,000	Duke Realty LP, 3.63%, 4/15/23, Callable 1/15/23 @ 100	187,458
500,000	Equinix, Inc., 5.75%, 1/1/25, Callable 1/1/20 @ 102.88	530,625
500,000	Health Care REIT, Inc., 4.13%, 4/1/19, Callable 1/1/19 @ 100	508,908
735,000	Lexington Realty Trust, 4.40%, 6/15/24, Callable 3/15/24 @ 100	740,521
200,000	MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 8/1/26, Callable 8/1/21 @ 102.63	207,000
549,000	Omega Healthcare Investors, Inc., 4.38%, 8/1/23, Callable 6/1/23 @ 100	556,811
101,000	Omega Healthcare Investors, Inc., 4.50%, 1/15/25, Callable 10/15/24 @ 100^	100,929
526,000	Omega Healthcare Investors, Inc., 5.25%, 1/15/26, Callable 10/15/25 @ 100	545,077
1,628,000	Omega Healthcare Investors, Inc., 4.50%, 4/1/27, Callable 1/1/27 @ 100^	1,592,950
494,000	Omega Healthcare Investors, Inc., 4.75%, 1/15/28, Callable 10/15/27 @ 100^	489,685
600,000	Sabra Health/Capital Corp., 5.50%, 2/1/21, Callable 2/5/18 @ 102.75	612,750
700,000	Tanger Properties LP, 3.88%, 12/1/23, Callable 9/1/23 @ 100	713,512
275,000	Tanger Properties LP, 3.75%, 12/1/24, Callable 9/1/24 @ 100	276,433
111,000	Ventas Realty LP, 4.00%, 4/30/19, Callable 1/30/19 @ 100	113,019
118,000	Ventas Realty LP, 3.13%, 6/15/23, Callable 3/15/23 @ 100	118,050

		12,954,904

Food & Staples Retailing (0.1%):
244,000	CVS Health, 3.50%, 7/20/22, Callable 5/20/22 @ 100	248,539
65,000	US Foods, Inc., 5.88%, 6/15/24, Callable 6/15/19 @ 102.94(b)	68,250
271,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21, Callable 9/18/21 @ 100	275,523

		592,312

Food Products (0.1%):
135,000	Lamb Weston HLD, 4.88%, 11/1/26, Callable 11/1/21 @ 102.44(b)	141,075
200,000	Post Holding, Inc., 5.00%, 8/15/26, Callable 8/15/21 @ 102.5(b)	196,750

		337,825

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Equipment & Supplies (0.0%):
$125,000	Teleflex, Inc., 4.88%, 6/1/26, Callable 6/1/21 @ 102.44	$129,063
20,000	Teleflex, Inc., 4.63%, 11/15/27, Callable 11/15/22 @ 102.31	20,171

		149,234

Health Care Providers & Services (0.7%):
300,000	Community Health System, Inc., 6.88%, 2/1/22, Callable 2/5/18 @ 103.44^	172,500
120,000	Community Health System, Inc., 6.25%, 3/31/23, Callable 3/31/20 @ 103.13	108,000
355,000	HCA, Inc., 3.75%, 3/15/19	358,106
1,900,000	HCA, Inc., 6.50%, 2/15/20	2,014,000
25,000	HCA, Inc., 5.88%, 3/15/22	26,750
20,000	HCA, Inc., 4.75%, 5/1/23	20,600
300,000	HCA, Inc., 5.38%, 2/1/25	310,500
320,000	HCA, Inc., 5.25%, 4/15/25	338,400
200,000	HCA, Inc., 5.25%, 6/15/26, Callable 12/15/25 @ 100	212,000
200,000	Tenet Healthcare Corp., 4.50%, 4/1/21	201,000
400,000	Tenet Healthcare Corp., 8.13%, 4/1/22	407,000
130,000	Vizient, Inc., 10.38%, 3/1/24, Callable 3/1/19 @ 107.78(b)	145,925
200,000	WellCare Health Plans, 5.25%, 4/1/25, Callable 4/1/20 @ 103.94	211,000

		4,525,781

Health Care Technology (0.0%):
200,000	IMS Health, Inc., 5.00%, 10/15/26, Callable 10/15/21 @ 102.5(b)	205,000

Hotels, Restaurants & Leisure (0.3%):
200,000	Aramark Services, Inc., 5.00%, 4/1/25, Callable 4/1/20 @ 103.75(b)	211,260
500,000	Golden Nugget, Inc., 6.75%, 10/15/24, Callable 10/15/19 @ 103.38(b)	508,750
90,000	Golden Nugget, Inc., 8.75%, 10/1/25, Callable 10/1/20 @ 104.38(b)	94,500
100,000	Hilton Worldwide Finance LLC, 4.63%, 4/1/25, Callable 4/1/20 @ 102.31	102,750
86,000	McDonald’s Corp., 2.75%, 12/9/20, Callable 11/9/20 @ 100^	86,892
227,000	McDonald’s Corp., 3.70%, 1/30/26, Callable 10/30/25 @ 100	236,622
300,000	MGM Growth Properties LLC, 4.50%, 9/1/26, Callable 6/1/26 @ 100	298,500
100,000	Penn National Gaming, Inc., 5.63%, 1/15/27, Callable 1/15/22 @ 102.81^(b)	103,750
400,000	Scientific Games International, Inc., 10.00%, 12/1/22, Callable 12/1/18 @ 105	439,000
100,000	Wynn Las Vegas LLC, 5.50%, 3/1/25, Callable 12/1/24 @ 100^(b)	103,000

		2,185,024

Continued

9

AZL Pyramis® Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Household Products (0.0%):
$200,000	Energizer Holdings, Inc., 5.50%, 6/15/25, Callable 6/15/20 @ 102.75(b)	$208,310

Independent Power & Renewable Electricity Producers (0.2%):
200,000	AES Corp., 5.50%, 3/15/24, Callable 3/15/19 @ 102.75	208,000
300,000	Dynegy, Inc., 8.00%, 1/15/25, Callable 1/15/20 @ 104^(b)	324,750
500,000	IPALCO Enterprises, Inc., 3.45%, 7/15/20, Callable 6/15/20 @ 100^	505,000
136,000	IPALCO Enterprises, Inc., 3.70%, 9/1/24, Callable 7/1/24 @ 100(b)	135,876
30,000	NextEra Energy Operating Partners LP, 4.25%, 9/15/24, Callable 7/15/24 @ 100(b)	30,525
230,000	NRG Energy, 6.25%, 5/1/24, Callable 5/1/19 @ 103.13^	240,925

		1,445,076

Industrial Conglomerates (0.1%):
200,000	Icahn Enterprises LP, 6.00%, 8/1/20, Callable 2/5/18 @ 103	205,685
200,000	Icahn Enterprises LP, 5.88%, 2/1/22, Callable 2/5/18 @ 102.94	202,500

		408,185

Insurance (0.6%):
65,000	Acrisure LLC/Finance, Inc., 7.00%, 11/15/25, Callable 11/15/20 @ 103.5(b)	62,644
218,000	American International Group, Inc., 3.30%, 3/1/21, Callable 2/1/21 @ 100	222,235
809,000	American International Group, Inc., 3.75%, 7/10/25, Callable 4/10/25 @ 100	834,098
436,000	Pacific Lifecorp, 5.13%, 1/30/43(b)	492,028
497,000	Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44(b)	568,506
1,042,000	Unum Group, 5.75%, 8/15/42	1,275,033
130,000	USIS Merger Sub, Inc., 6.88%, 5/1/25, Callable 5/1/20 @ 103.44(b)	131,300

		3,585,844

Internet Software & Services (0.2%):
135,000	Genesys/Greeneden LUX/US, 10.00%, 11/30/24, Callable 11/30/19 @ 107.5(b)	147,488
900,000	Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.63%, 11/15/24, Callable 11/15/19 @ 106.47^(b)	960,750

		1,108,238

IT Services (0.0%):
200,000	First Data Corp., 5.38%, 8/15/23, Callable 8/15/18 @ 102.69(b)	208,180

Life Sciences Tools & Services (0.0%):
66,000	Thermo Fisher Scientific, 2.40%, 2/1/19	66,161

Machinery (0.0%):
34,000	Ingersoll-Rand Global Holding Co., Ltd., 2.88%, 1/15/19	34,174

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Media (1.6%):
$395,000	21st Century Fox America, 7.75%, 12/1/45	$626,633
500,000	Altice US Finance I Corp., 5.38%, 7/15/23, Callable 7/15/18 @ 104.03(b)	511,250
115,000	AMC Entertainment, Inc., 5.75%, 6/15/25, Callable 6/15/20 @ 102.88^	113,706
400,000	AMC Networks, Inc., 5.00%, 4/1/24, Callable 4/1/20 @ 102.5^	405,000
400,000	CCO Holdings LLC, 5.75%, 2/15/26, Callable 2/15/21 @ 102.88(b)	415,500
400,000	CCO Holdings LLC, 5.88%, 5/1/27, Callable 5/1/21 @ 102.94(b)	412,000
200,000	CSC Holdings LLC, 5.50%, 4/15/27, Callable 4/15/22 @ 102.75^(b)	204,000
200,000	Dish DBS Corp., 5.88%, 7/15/22^	201,000
200,000	Dish DBS Corp., 5.00%, 3/15/23^	189,000
450,000	MHGE Parent LLC/Finance, 8.50%, 8/1/19, Callable 2/5/18 @ 100(b)	447,615
500,000	Neptune Finco Corp., 6.63%, 10/15/25, Callable 10/15/20 @ 103.31(b)	541,240
200,000	Sirius XM Radio, Inc., 4.63%, 5/15/23, Callable 5/15/18 @ 102.31(b)	204,250
600,000	Sirius XM Radio, Inc., 5.38%, 4/15/25, Callable 4/15/20 @ 102.69(b)	624,750
716,000	Time Warner Cable, Inc., 8.25%, 4/1/19	765,252
1,000,000	Time Warner Cable, Inc., 4.13%, 2/15/21, Callable 11/15/20 @ 100^	1,029,783
623,000	Time Warner Cable, Inc., 4.00%, 9/1/21, Callable 6/1/21 @ 100	641,652
155,000	Time Warner Cable, Inc., 6.55%, 5/1/37	182,291
280,000	Time Warner Cable, Inc., 7.30%, 7/1/38	350,970
1,500,000	Time Warner Cable, Inc., 6.75%, 6/15/39	1,799,815
69,000	Time Warner Cable, Inc., 5.50%, 9/1/41, Callable 3/1/41 @ 100	71,918

		9,737,625

Metals & Mining (0.0%):
200,000	Freeport-McMoRan, Inc., 3.55%, 3/1/22, Callable 12/1/21 @ 100	197,750

Mortgage Real Estate Investment Trusts (0.0%):
45,000	Starwood Property Trust, Inc., 4.75%, 3/15/25, Callable 9/15/24 @ 100(b)	44,663

Multi-Utilities (0.1%):
339,000	Sempra Energy, 6.00%, 10/15/39	437,419

Oil, Gas & Consumable Fuels (1.8%):
800,000	Access Midstream Partner, 4.88%, 3/15/24, Callable 3/15/19 @ 102.44	836,000
149,000	Anadarko Petroleum Corp., 4.85%, 3/15/21, Callable 2/15/21 @ 100	157,349
308,000	Anadarko Petroleum Corp., 5.55%, 3/15/26, Callable 12/15/25 @ 100^	345,571
738,000	Anadarko Petroleum Corp., 7.50%, 5/1/31	947,295
78,000	Anadarko Petroleum Corp., 6.45%, 9/15/36	95,535

Continued

10

AZL Pyramis® Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$410,000	Anadarko Petroleum Corp., 6.60%, 3/15/46, Callable 9/15/45 @ 100	$527,374
300,000	Antero Resources Corp., 5.13%, 12/1/22, Callable 2/5/18 @ 103.84^	306,000
200,000	Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24, Callable 1/1/24 @ 100	227,625
220,000	Cheniere Energy Partners, 5.25%, 10/1/25, Callable 10/1/20 @ 102.63(b)	223,850
438,000	Chesapeake Energy Corp., 8.00%, 12/15/22, Callable 12/15/18 @ 104^(b)	472,493
110,000	Chesapeake Energy Corp., 8.00%, 1/15/25, Callable 1/15/20 @ 106^(b)	111,100
350,000	Citgo Petroleum Corp., 6.25%, 8/15/22, Callable 2/5/18 @ 104.69(b)	352,625
88,000	Columbia Pipeline Group, 2.45%, 6/1/18	88,052
132,000	Columbia Pipeline Group, 4.50%, 6/1/25, Callable 3/1/25 @ 100	140,546
110,000	Continental Resources, Inc., 4.50%, 4/15/23, Callable 1/15/23 @ 100^	112,200
100,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.75%, 4/1/25, Callable 4/1/20 @ 104.31	103,250
100,000	CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22, Callable 2/5/18 @ 103.25	103,000
400,000	DCP Midstream Operating LLC, 8.13%, 8/16/30	468,000
125,000	Denbury Resources, Inc., 4.63%, 7/15/23, Callable 2/5/18 @ 102.31^	80,000
117,000	Enable Midstream Partners LP, 2.40%, 5/15/19, Callable 4/15/19 @ 100	116,329
124,000	Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	124,752
200,000	Energy Transfer Equity, 5.88%, 1/15/24, Callable 10/15/23 @ 100	210,500
165,000	Everest Acquisition Finance, Inc., 8.00%, 11/29/24, Callable 11/30/19 @ 106^(b)	170,363
200,000	Global Partners LP, 6.25%, 7/15/22, Callable 2/5/18 @ 104.69	205,500
60,000	Hess Infrastructure Partners LP/Finance Corp., 5.63%, 2/15/26, Callable 2/15/21 @ 104.22(b)	61,950
205,000	Hilcorp Energy LP, 5.00%, 12/1/24, Callable 6/1/19 @ 102.5(b)	202,950
60,000	Jonah Energy LLC/Jonah Energy Finance Corp., 7.25%, 10/15/25, Callable 10/15/20 @ 105.44(b)	60,450
111,000	Kinder Morgan (Delaware), Inc., 3.05%, 12/1/19, Callable 11/1/19 @ 100	111,972
112,000	Kinder Morgan (Delaware), Inc., 5.05%, 2/15/46, Callable 8/15/45 @ 100	116,249
195,000	Kinder Morgan Energy Partners LP, 2.65%, 2/1/19	195,350
42,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	49,104
979,000	Kinder Morgan Energy Partners LP, 5.50%, 3/1/44, Callable 9/1/43 @ 100	1,042,822
200,000	NuStar Logistics LP, 5.63%, 4/28/27, Callable 1/28/27 @ 100^	203,500

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$200,000	PBF Holding Co. LLC/PBF Finance Corp., 7.00%, 11/15/23, Callable 11/15/18 @ 105.25^	$208,000
38,000	Phillips 66 Partners LP, 2.65%, 2/15/20, Callable 1/15/20 @ 100^	37,999
200,000	Range Resources Corp., 5.00%, 8/15/22, Callable 5/15/22 @ 100	199,000
200,000	Rose Rock Midstream LP, 5.63%, 7/15/22, Callable 1/22/18 @ 104.22^	197,500
233,000	Southwestern Energy Co., 6.70%, 1/23/25, Callable 10/23/24 @ 100	242,029
40,000	Southwestern Energy Co., 7.50%, 4/1/26, Callable 4/1/21 @ 105.63^	42,500
200,000	Summit Midstream Holdings LLC, 5.75%, 4/15/25, Callable 4/15/20 @ 104.31	201,678
548,000	Sunoco Logistics Partners Operations LP, 5.40%, 10/1/47, Callable 4/1/47 @ 100	551,701
200,000	Sunoco LP/Finance Corp., 6.25%, 4/15/21, Callable 4/15/18 @ 103.13	207,900
135,000	Targa Resources Partners LP, 4.25%, 11/15/23, Callable 5/15/18 @ 102.13	133,481
103,000	Western Gas Partners LP, 4.65%, 7/1/26, Callable 4/1/26 @ 100	107,070
239,000	Williams Partners LP, 3.60%, 3/15/22, Callable 1/15/22 @ 100	244,476
162,000	Williams Partners LP, 4.50%, 11/15/23, Callable 8/15/23 @ 100	171,327
285,000	Williams Partners LP, 4.30%, 3/4/24, Callable 12/4/23 @ 100	298,496

		11,412,813

Pharmaceuticals (0.0%):
15,000	Catalent Pharma Solutions, Inc., 4.88%, 1/15/26, Callable 10/15/20 @ 102.44(b)	15,056

Professional Services (0.0%):
200,000	Tempo Finance, Corp., 6.75%, 6/1/25, Callable 6/1/20 @ 103.38(b)	202,000

Real Estate Management & Development (0.3%):
1,625,000	CBRE Services, Inc., 5.00%, 3/15/23, Callable 3/15/18 @ 102.5	1,671,022
200,000	Howard Hughes Corp. (The), 5.38%, 3/15/25, Callable 3/15/20 @ 104.03(b)	205,000

		1,876,022

Semiconductors & Semiconductor Equipment (0.0%):
135,000	Entegris, Inc., 4.63%, 2/10/26, Callable 11/10/20 @ 103.47(b)	137,025
135,000	QORVO, Inc., 7.00%, 12/1/25, Callable 12/1/20 @ 103.5	150,694

		287,719

Software (0.2%):
500,000	Solera LLC, 10.50%, 3/1/24, Callable 3/1/19 @ 107.88(b)	562,490
250,000	Sophia LP/Finance, Inc., 9.00%, 9/30/23, Callable 9/30/18 @ 104.5(b)	264,375

Continued

11

AZL Pyramis® Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Software, continued
$125,000	Symantec Corp., 5.00%, 4/15/25, Callable 4/15/20 @ 102.5(b)	$130,000
125,000	Veritas US, Inc./Veritas Bermuda, Ltd., 10.50%, 2/1/24, Callable 2/1/19 @ 107.88(b)	130,000

		1,086,865

Specialty Retail (0.0%):
200,000	L Brands, Inc., 6.75%, 7/1/36	200,000

Technology Hardware, Storage & Peripherals (0.1%):
441,000	HP Enterprise Co., 3.60%, 10/15/20, Callable 9/15/20 @ 100	450,261

Thrifts & Mortgage Finance (0.0%):
105,000	Quicken Loans, Inc., 5.25%, 1/15/28, Callable 1/15/23 @ 102.63^(b)	103,656

Tobacco (0.4%):
212,000	Altria Group, Inc., 4.00%, 1/31/24	224,907
94,000	Reynolds American, Inc., 3.25%, 6/12/20	95,513
320,000	Reynolds American, Inc., 4.00%, 6/12/22	334,345
232,000	Reynolds American, Inc., 4.45%, 6/12/25, Callable 3/12/25 @ 100	247,369
120,000	Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	143,038
923,000	Reynolds American, Inc., 5.85%, 8/15/45, Callable 2/15/45 @ 100	1,152,615
600,000	Vector Group, Ltd., 6.13%, 2/1/25, Callable 2/1/20 @ 103.06(b)	621,000

		2,818,787

Trading Companies & Distributors (0.2%):
200,000	Air Lease Corp., 2.13%, 1/15/18	199,987
442,000	Air Lease Corp., 2.63%, 9/4/18	443,303
471,000	Air Lease Corp., 3.75%, 2/1/22, Callable 12/1/21 @ 100	486,651

		1,129,941

Wireless Telecommunication Services (0.2%):
200,000	Sprint Communications, Inc., 7.25%, 9/15/21	211,750
200,000	Sprint Communications, Inc., 7.88%, 9/15/23	213,000
280,000	Sprint Communications, Inc., 7.13%, 6/15/24	284,900
200,000	Sprint Communications, Inc., 6.88%, 11/15/28	201,250
400,000	T-Mobile USA, Inc., 5.13%, 4/15/25, Callable 4/15/20 @ 102.56	415,500

		1,326,400

Total Corporate Bonds (Cost $99,333,803)		99,668,189

Foreign Bond (0.0%):
Sovereign Bond (0.0%):
50,000	Korea Treasury Bond, Series 2103, 2.00%, 3/10/21+	46

Total Foreign Bond (Cost $44)		46

Yankee Dollars (6.9%):
Banks (1.1%):
430,000	Barclays Bank plc, 3.25%, 1/12/21^	434,129
200,000	Barclays Bank plc, 7.63%, 11/21/22	226,500

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Banks, continued
$585,000	Barclays Bank plc, 4.38%, 1/12/26	$608,529
205,000	HSBC Holdings plc, 4.25%, 3/14/24	214,139
656,000	Intesa Sanpaolo SpA, 5.71%, 1/15/26(b)	691,085
530,000	Rabobank Nederland NY, 4.38%, 8/4/25	559,471
2,550,000	Royal Bank of Scotland Group plc, 6.13%, 12/15/22	2,795,009
452,000	Royal Bank of Scotland Group plc, 6.10%, 6/10/23	497,725
316,000	Royal Bank of Scotland Group plc, 6.00%, 12/19/23	348,049

		6,374,636

Beverages (0.0%):
80,000	Cott Corp., 5.50%, 4/1/25, Callable 4/1/20 @ 104.13^(b)	82,200

Capital Markets (0.9%):
470,000	Credit Suisse Group Fun, Ltd., 2.75%, 3/26/20	471,832
670,000	Credit Suisse Group Fun, Ltd., 3.80%, 9/15/22	691,131
787,000	Credit Suisse Group Fun, Ltd., 3.80%, 6/9/23	811,630
470,000	Credit Suisse Group Fun, Ltd., 3.75%, 3/26/25	479,582
42,000	Credit Suisse New York, 6.00%, 2/15/18	42,190
176,000	Deutsche Bank AG, 4.25%, 10/14/21	183,104
979,000	Deutsche Bank AG, 4.50%, 4/1/25^	993,535
684,000	Deutsche Bank AG/New York NY, 3.30%, 11/16/22	680,514
314,000	Thomson Reuters Corp., 3.85%, 9/29/24, Callable 6/29/24 @ 100	325,499
491,000	UBS Group AG, 4.13%, 9/24/25(b)	515,282

		5,194,299

Chemicals (0.1%):
200,000	Consolidated Energy Finance SA, 6.88%, 6/15/25, Callable 6/15/20 @ 105.16(b)	212,000
200,000	Nova Chemicals Corp., 4.88%, 6/1/24, Callable 3/3/24 @ 100(b)	199,500
130,000	Trinseo Materials operating SCA/Trinseo Materials Finance, Inc., 5.38%, 9/1/25, Callable 9/1/20 @ 102.69(b)	134,550

		546,050

Communications Equipment (0.0%):
165,000	Nokia OYJ, 4.38%, 6/12/27	163,103

Containers & Packaging (0.0%):
200,000	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 7.25%, 5/15/24, Callable 5/15/19 @ 105.44(b)	217,750
70,000	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00%, 2/15/25, Callable 2/15/20 @ 104.5(b)	73,675

		291,425

Diversified Financial Services (0.0%):
120,000	Camelot Finance SA, 7.88%, 10/15/24, Callable 10/15/19 @ 103.94(b)	128,100

Continued

12

AZL Pyramis® Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Diversified Telecommunication Services (0.2%):
$200,000	Intelsat Jackson Holdings SA, 9.50%, 9/30/22(b)	$230,500
200,000	Intelsat Jackson Holdings SA, 8.00%, 2/15/24, Callable 2/15/19 @ 104^(b)	210,500
200,000	Sable International Finance, Ltd., 6.88%, 8/1/22, Callable 8/1/18 @ 105.16(b)	211,750
200,000	SFR Group SA, 7.38%, 5/1/26, Callable 5/1/21 @ 103.69(b)	205,250
200,000	Telecom Italia SpA, 5.30%, 5/30/24(b)	213,500
300,000	Telesat Canada, 8.88%, 11/15/24, Callable 11/15/19 @ 106.66(b)	336,000
200,000	Ziggo Secured Finance BV, 5.50%, 1/15/27, Callable 1/15/22 @ 102.75(b)	198,500

		1,606,000

Electrical Equipment (0.0%):
200,000	Sensata Technologies BV, 4.88%, 10/15/23(b)	209,000

Energy Equipment & Services (0.0%):
200,000	Ensco plc, 4.50%, 10/1/24, Callable 7/1/24 @ 100^	168,000
200,000	Noble Holding International, Ltd., 7.75%, 1/15/24, Callable 10/15/23 @ 100^	172,000
120,000	Precision Drilling Corp., 7.75%, 12/15/23, Callable 12/15/19 @ 103.88^	126,000

		466,000

Food Products (0.0%):
105,000	Fage International/Fage USA, 5.63%, 8/15/26, Callable 8/15/21 @ 102.81(b)	101,325

Gas Utilities (0.0%):
230,000	LBC Tank Terminals Holding Netherlands BV, 6.88%, 5/15/23, Callable 5/15/18 @ 103.44(d)	239,488

Hotels, Restaurants & Leisure (0.0%):
115,000	1011778 BC ULC New Red Finance, Inc., 4.25%, 5/15/24, Callable 5/15/20 @ 102.13^(b)	114,713
200,000	Studio City Co., Ltd., 7.25%, 11/30/21, Callable 11/30/18 @ 103.63(b)	211,000

		325,713

Media (0.2%):
400,000	Altice Financing SA, 7.50%, 5/15/26, Callable 5/15/21 @ 103.75(b)	426,000
200,000	Altice Finco SA, 8.13%, 1/15/24, Callable 12/15/18 @ 104.06^(b)	209,000
125,000	LG Financeco Corp., 5.88%, 11/1/24, Callable 11/1/19 @ 104.41^(b)	132,031
525,000	MDC Partners, Inc., 6.50%, 5/1/24, Callable 5/1/19 @ 104.88^(b)	527,625

		1,294,656

Metals & Mining (0.1%):
200,000	BHP Billiton Finance USA, Ltd., 6.25% (USSW5 + 497 bps), 10/19/75, Callable 10/19/20 @ 100(b)	216,500
456,000	BHP Billiton Finance USA, Ltd., 6.75% (USSW5 + 509 bps), 10/19/75, Callable 10/20/25 @ 100^(b)	532,421

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Metals & Mining, continued
$200,000	Corp Nacional del Cobre de Chile, 3.63%, 8/1/27, Callable 5/1/27 @ 100(b)	$200,218
200,000	Corp Nacional del Cobre de Chile, 4.50%, 8/1/47, Callable 2/1/47 @ 100(b)	214,928
200,000	First Quantum Minerals, Ltd., 7.25%, 5/15/22, Callable 2/5/18 @ 105.44(b)	209,660

		1,373,727

Multi-Utilities (0.0%):
148,000	InterGen NV, 7.00%, 6/30/23, Callable 6/30/18 @ 103.5^(b)	143,190

Oil, Gas & Consumable Fuels (2.3%):
164,000	Canadian Natural Resources, Ltd., 1.75%, 1/15/18	163,971
28,000	Canadian Natural Resources, Ltd., 5.85%, 2/1/35	32,824
362,000	Cenovus Energy, Inc., 4.25%, 4/15/27, Callable 1/15/27 @ 100^	361,128
330,000	Empresa Nacional del Pet, 4.38%, 10/30/24(b)	345,063
135,000	Enbridge, Inc., 4.25%, 12/1/26, Callable 9/1/26 @ 100	141,161
156,000	Enbridge, Inc., 5.50%, 12/1/46, Callable 5/29/46 @ 100^	187,584
950,000	EnCana Corp., 6.63%, 8/15/37	1,209,390
234,000	Petrobras Global Finance Co., 4.38%, 5/20/23^	231,419
823,000	Petrobras Global Finance Co., 5.63%, 5/20/43^	735,466
1,793,000	Petrobras Global Finance Co., 7.25%, 3/17/44	1,864,719
1,081,000	Petrobras International Finance Co., 5.38%, 1/27/21^	1,124,240
151,000	Petroleos Mexicanos, 6.00%, 3/5/20	160,211
1,169,000	Petroleos Mexicanos, 4.88%, 1/18/24^	1,211,025
694,000	Petroleos Mexicanos, 4.50%, 1/23/26^	692,751
310,000	Petroleos Mexicanos, 6.50%, 3/13/27(b)	338,830
256,000	Petroleos Mexicanos, 6.50%, 3/13/27(b)	279,808
696,000	Petroleos Mexicanos, 6.50%, 6/2/41	715,835
563,000	Petroleos Mexicanos, 5.50%, 6/27/44^	517,937
673,000	Petroleos Mexicanos, 5.63%, 1/23/46	622,862
1,123,000	Petroleos Mexicanos, 6.75%, 9/21/47	1,172,243
330,000	Petroleos Mexicanos, 6.75%, 9/21/47^(b)	344,471
130,000	Teine Energy, Ltd., 6.88%, 9/30/22, Callable 2/5/18 @ 105.16(b)	134,225

		12,587,163

Pharmaceuticals (0.7%):
230,000	Actavis Funding SCS, 2.45%, 6/15/19	229,997
820,000	Actavis Funding SCS, 3.45%, 3/15/22, Callable 1/15/22 @ 100	833,164
225,000	Mylan NV, 2.50%, 6/7/19	224,767
459,000	Mylan NV, 3.15%, 6/15/21, Callable 5/15/21 @ 100	461,563
226,000	Mylan NV, 3.95%, 6/15/26, Callable 3/15/26 @ 100	227,891
600,000	Perrigo Finance plc, 3.90%, 12/15/24, Callable 9/15/24 @ 100	610,053
324,000	Teva Pharmaceuticals Industries, Ltd., 2.20%, 7/21/21	295,965

Continued

13

AZL Pyramis® Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Pharmaceuticals, continued
$232,000	Teva Pharmaceuticals Industries, Ltd., 2.80%, 7/21/23^	$202,028
276,000	Teva Pharmaceuticals Industries, Ltd., 3.15%, 10/1/26^	227,878
120,000	Valeant Pharmaceuticals, 5.50%, 3/1/23, Callable 3/1/18 @ 102.75(b)	109,800
200,000	Valeant Pharmaceuticals International, Inc., 6.50%, 3/15/22, Callable 3/15/19 @ 103.25(b)	210,000
150,000	Valeant Pharmaceuticals International, Inc., 7.00%, 3/15/24, Callable 3/15/20 @ 103.5(b)	160,500
395,000	VRX Escrow Corp., 6.13%, 4/15/25, Callable 4/15/20 @ 103.06^(b)	361,425

		4,155,031

Professional Services (0.2%):
205,000	IHS Markit, Ltd., 4.75%, 2/15/25, Callable 11/15/24 @ 100(b)	216,275
620,000	Nielsen Co. Luxembourg SARLl (The), 5.00%, 2/1/25, Callable 2/1/20 @ 103.75(b)	643,250

		859,525

Semiconductors & Semiconductor Equipment (0.0%):
200,000	NXP BV/NXP Funding LLC, 4.63%, 6/1/23(b)	209,200

Software (0.1%):
350,000	Open Text Corp., 5.63%, 1/15/23, Callable 2/5/18 @ 104.22(b)	364,438

Sovereign Bond (0.4%):
900,000	Dominican Republic, 5.50%, 1/27/25(b)	952,875
1,500,000	Republic of Belarus, 8.95%, 1/26/18(b)	1,502,850

		2,455,725

Tobacco (0.2%):
462,000	Imperial Tobacco Finance, 3.75%, 7/21/22, Callable 5/21/22 @ 100(b)	477,432
700,000	Imperial Tobacco Finance, 4.25%, 7/21/25, Callable 4/21/25 @ 100(b)	733,977

		1,211,409

Trading Companies & Distributors (0.4%):
900,000	AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 5.00%, 10/1/21	959,387
1,450,000	AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 4.63%, 7/1/22	1,536,115
200,000	Fly Leasing, Ltd., 6.38%, 10/15/21, Callable 2/5/18 @ 104.78^	208,500

		2,704,002

Wireless Telecommunication Services (0.0%):
200,000	Millicom International Cellular SA, 6.00%, 3/15/25, Callable 3/15/20 @ 103(b)	212,500

Total Yankee Dollars (Cost $42,011,970)		43,297,905

Municipal Bonds (0.9%):
California (0.3%):
1,150,000	California State, Build America Bonds, GO, 7.50%, 4/1/34	1,771,806

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Municipal Bonds, continued
Illinois (0.6%):
$4,110,000	Chicago Illinois, Taxable Project, Build America Bonds, GO, Series B, 5.43%, 1/1/42	$4,109,698

Total Municipal Bonds (Cost $5,676,769)		5,881,504

U.S. Government Agency Mortgages (12.5%):
Federal National Mortgage Association (7.0%)
174,360	3.00%, 11/1/27	178,080
48,281	3.00%, 10/1/28	49,376
55,907	3.00%, 1/1/29	57,173
1,290,988	3.00%, 6/1/29	1,317,711
708,253	2.50%, 12/1/31	707,496
296,795	2.50%, 1/1/32	296,478
365,954	2.50%, 1/1/32	365,563
1,300,000	3.50%, 1/25/32	1,341,817
183,953	3.00%, 3/1/32	187,607
80,613	3.00%, 3/1/32	82,215
84,754	3.00%, 3/1/32	86,606
467,427	3.00%, 4/1/32	476,352
88,006	3.00%, 5/1/32	89,863
91,576	3.00%, 6/1/32	93,581
446,828	3.00%, 7/1/32	456,881
187,178	3.00%, 8/1/32	191,760
34,874	3.00%, 9/1/32	35,640
63,313	3.00%, 9/1/32	64,575
628,548	3.00%, 9/1/32	641,071
169,951	3.50%, 8/1/33	175,692
943,498	6.00%, 5/1/36	1,071,227
454,803	6.00%, 7/1/39	504,486
47,624	3.50%, 12/1/40	49,176
3,614,846	5.50%, 9/1/41	4,010,847
22,493	3.50%, 6/1/42	23,219
652,812	3.00%, 9/1/42	656,340
904,293	3.00%, 10/1/42	909,180
501,228	3.00%, 10/1/42	503,936
979,958	3.00%, 11/1/42	985,253
46,367	3.50%, 11/1/42	47,920
340,386	3.00%, 12/1/42	342,225
1,507,519	3.00%, 1/1/43	1,515,639
19,918	3.50%, 3/1/43	20,491
23,519	3.50%, 3/1/43	24,262
68,663	3.50%, 7/1/43	70,863
89,357	3.50%, 11/1/43	92,225
1,133,558	4.50%, 3/1/44	1,206,967
1,009,905	4.50%, 7/1/44	1,076,061
356,541	4.50%, 10/1/44	379,876
5,597	4.50%, 11/1/44	5,959
523,783	4.50%, 12/1/44	557,703
135,131	3.50%, 2/1/45	139,468
186,401	4.00%, 5/1/45	195,037
556,840	4.00%, 6/1/45	582,753
274,732	4.00%, 6/1/45	287,445
831,006	3.50%, 7/1/45	856,070
533,570	3.50%, 8/1/45	549,663

Continued

14

AZL Pyramis® Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$660,257	4.50%, 12/1/45	$703,015
49,210	4.50%, 1/1/46	52,557
354,311	4.00%, 2/1/46	370,617
1,999,630	4.00%, 4/1/46	2,109,740
163,249	4.50%, 6/1/46	174,472
715,391	4.00%, 6/1/46	748,326
471,044	3.50%, 7/1/46	485,307
706,344	3.50%, 7/1/46	727,724
1,139,048	3.00%, 8/1/46	1,141,053
372,776	3.00%, 8/1/46	372,966
31,494	3.50%, 8/1/46	32,504
1,045,768	3.00%, 9/1/46	1,047,609
21,085	3.50%, 9/1/46	21,761
118,878	4.00%, 9/1/46	124,366
51,325	3.50%, 9/1/46	52,970
595,018	3.00%, 10/1/46	596,065
372,160	3.50%, 10/1/46	382,308
36,282	4.00%, 10/1/46	37,960
2,005,263	3.50%, 10/1/46	2,069,598
94,804	4.50%, 10/1/46	101,551
93,349	4.50%, 11/1/46	99,993
45,150	3.50%, 12/1/46	46,599
731,615	3.50%, 12/1/46	753,783
1,160,156	3.50%, 12/1/46	1,197,375
488,786	3.00%, 12/1/46	489,649
281,788	3.00%, 12/1/46	281,932
94,387	3.00%, 12/1/46	94,435
146,506	4.50%, 12/1/46	157,825
129,307	4.50%, 1/1/47	139,056
442,393	3.50%, 1/1/47	455,798
27,061	3.50%, 1/1/47	27,930
520,444	3.50%, 1/1/47	536,215
450,506	3.50%, 1/1/47	464,158
117,622	4.50%, 1/1/47	126,741
1,075,781	4.00%, 2/1/47	1,135,015
320,636	3.50%, 2/1/47	330,352
129,436	4.50%, 2/1/47	139,436
490,140	4.50%, 3/1/47	525,671
393,294	4.50%, 3/1/47	420,111
1,722,916	3.50%, 7/1/47	1,779,991
389,379	4.00%, 7/1/47	407,555
50,000	3.50%, 1/25/48	51,336

		44,573,253

Federal Home Loan Mortgage Corporation (3.1%)
97,457	3.00%, 2/1/32	99,321
1,771,791	3.00%, 3/1/32	1,805,716
551,464	3.50%, 3/1/32	573,945
1,470,230	3.50%, 7/1/32	1,530,180
1,366,112	4.00%, 5/1/37	1,443,763
472,994	5.00%, 2/1/38	512,952
594,160	4.00%, 11/1/40	624,697
178,897	3.50%, 11/1/45	184,525

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$369,618	3.50%, 9/1/46	$381,170
3,735,966	3.00%, 12/1/46	3,739,787
493,072	3.00%, 12/1/46	493,813
754,745	3.00%, 1/1/47	755,478
883,085	4.00%, 6/1/47	931,993
763,598	4.00%, 6/1/47	798,583
1,036,401	4.00%, 7/1/47	1,084,531
3,700,000	3.50%, 1/15/48	3,799,631

		18,760,085

Government National Mortgage Association (2.4%)
171,573	4.00%, 8/15/41	179,948
1,996,445	4.00%, 1/20/42	2,101,315
31,590	4.00%, 11/20/42	33,297
471,106	3.00%, 12/20/42	477,898
4,169,155	3.50%, 1/20/43	4,333,194
70,025	3.50%, 3/20/43	72,828
305,124	3.00%, 3/20/43	309,618
125,239	3.00%, 3/20/43	127,128
73,042	3.50%, 4/20/43	76,021
27,202	3.50%, 4/20/43	28,333
200,411	4.00%, 4/20/46	210,155
788,376	3.00%, 7/20/46	796,295
932,637	3.00%, 9/20/46	942,006
187,087	3.00%, 11/20/46	188,966
1,166,439	3.00%, 12/20/46	1,178,156
374,905	4.00%, 1/15/47	391,742
337,668	4.00%, 1/15/47	353,018
2,379,317	3.00%, 1/20/47	2,403,218
282,284	3.00%, 2/20/47	285,120
209,551	4.00%, 4/20/47	218,881
237,563	4.00%, 4/20/47	248,123
200,000	4.00%, 5/20/47	208,628

		15,163,888

Total U.S. Government Agency Mortgages (Cost $78,889,030)		78,497,226

U.S. Treasury Obligations (21.4%):
U.S. Treasury Inflation Index Bonds (1.6%)
1,430,000	1.38%, 2/15/44	1,747,216
6,447,000	0.75%, 2/15/45^	6,786,966
1,150,000	1.00%, 2/15/46	1,278,897

		9,813,079

U.S. Treasury Bonds (2.0%)
1,029,000	3.00%, 11/15/45	1,080,651
10,538,000	3.00%, 2/15/47	11,082,601

		12,163,252

U.S. Treasury Notes (15.4%)
11,592,000	0.75%, 9/30/18	11,509,588
4,655,000	1.50%, 5/15/20^	4,610,450
11,824,000	1.75%, 12/31/20	11,741,786
2,851,000	1.25%, 3/31/21^	2,780,616
910,000	1.38%, 4/30/21^	890,307
13,364,000	1.13%, 9/30/21	12,894,694

Continued

15

AZL Pyramis® Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Notes, continued
$4,686,000	2.00%, 12/31/21	$4,662,204
14,576,000	1.88%, 3/31/22	14,411,450
1,431,000	1.75%, 6/30/22	1,405,119
10,158,000	1.88%, 7/31/22	10,020,311
5,993,000	1.88%, 9/30/22	5,906,148
2,625,000	2.13%, 7/31/24	2,593,828
630,000	2.25%, 10/31/24	627,096
1,993,000	2.13%, 11/30/24	1,966,842
4,741,000	2.25%, 12/31/24	4,715,443
3,900,800	1.50%, 8/15/26	3,629,268
2,128,000	2.00%, 11/15/26	2,059,422

		96,424,572

U.S. Treasury Inflation Index Notes (2.4%)
2,238,000	0.25%, 1/15/25^	2,310,045
5,000,000	0.63%, 1/15/26^	5,273,529
3,330,000	0.13%, 7/15/26	3,348,201
4,250,000	0.38%, 7/15/27	4,262,712

		15,194,487

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Bills (0.0%)
$250,000	1.49%, 6/21/18(f)	$248,229

Total U.S. Treasury Obligations (Cost $135,604,778)		133,843,619

Securities Held as Collateral for Securities on Loan (8.9%):
$56,106,287	AZL Pyramis® Multi-Strategy Fund Securities Lending Collateral Account(g)	56,106,287

Total Securities Held as Collateral for Securities on Loan (Cost $56,106,287)		56,106,287

Unaffiliated Investment Company (2.7%):
16,921,150	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.11%(f)	16,921,150

Total Unaffiliated Investment Company (Cost $16,921,150)		16,921,150

Total Investment Securities (Cost $648,714,969) (h) — 110.1%		690,574,560
Net other assets (liabilities) — (10.1)%		(63,199,478)

Net Assets — 100.0%		$627,375,082

Percentages indicated are based on net assets as of December 31, 2017.

GO—General Obligation

LIBOR—London Interbank Offered Rate

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

USSW5—USD 5 Year Swap Rate

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $53,947,032.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2017. The total of all such securities represent 0.02% of the net assets of the fund.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2017.

(d)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.21% of the net assets of the fund.

(e)	Defaulted bond.

(f)	The rate represents the effective yield at December 31, 2017.

(g)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(h)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

16

AZL Pyramis® Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2017

Futures Contracts

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	3/16/18	30	$4,014,000	$39,148

				$39,148

See accompanying notes to the financial statements.

17

AZL Pyramis® Multi-Strategy Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment securities, at cost	$648,714,969

Investment securities, at value*	$690,574,560
Cash	3,187
Interest and dividends receivable	3,510,542
Receivable for capital shares issued	3,637
Receivable for investments sold	1,224,845
Reclaims receivable	161,267
Prepaid expenses	3,652

Total Assets	695,481,690

Liabilities:
Payable for investments purchased	11,103,514
Payable for capital shares redeemed	413,767
Payable for collateral received on loaned securities	56,106,287
Payable for variation margin on futures contracts	14,550
Manager fees payable	282,320
Administration fees payable	19,579
Distribution fees payable	133,255
Custodian fees payable	5,112
Administrative and compliance services fees payable	1,441
Transfer agent fees payable	789
Trustee fees payable	929
Other accrued liabilities	25,065

Total Liabilities	68,106,608

Net Assets	$627,375,082

Net Assets Consist of:
Capital	$550,229,708
Accumulated net investment income/(loss)	13,491,714
Accumulated net realized gains/(losses) from investment transactions	21,540,711
Net unrealized appreciation/(depreciation) on investments	42,112,949

Net Assets	$627,375,082

Shares of beneficial interest (unlimited number of shares authorized, no par value)	46,985,454
Net Asset Value (offering and redemption price per share)	$13.35

*	Includes securities on loan of $53,947,032.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Interest	$11,188,989
Dividends	6,391,564
Income from securities lending	187,421
Other income	25,860
Foreign withholding tax	(12,798)

Total Investment Income	17,781,036

Expenses:
Manager fees	4,497,935
Administration fees	203,848
Distribution fees	1,606,400
Custodian fees	27,332
Administrative and compliance services fees	6,037
Transfer agent fees	4,485
Trustee fees	21,629
Professional fees	25,523
Shareholder reports	17,142
Other expenses	13,535

Total expenses before reductions	6,423,866
Less expenses voluntarily waived/reimbursed by the Manager	(1,606,400)
Less expense contractually waived/reimbursed by the Manager	(268,430)

Net expenses	4,549,036

Net Investment Income/(Loss)	13,232,000

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions and foreign currencies	21,229,375
Net realized gains/(losses) on futures contracts	780,588
Change in net unrealized appreciation/depreciation on investments and foreign currencies	32,593,999
Change in net unrealized appreciation/depreciation on futures contracts	68,849

Net Realized/Unrealized Gains/(Losses) on Investments	54,672,811

Change in Net Assets Resulting From Operations	$67,904,811

See accompanying notes to the financial statements.

18

AZL Pyramis® Multi-Strategy Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$13,232,000	$17,020,046
Net realized gains/(losses) on investment transactions	22,009,963	9,805,217
Change in unrealized appreciation/depreciation on investments	32,662,848	15,349,957

Change in net assets resulting from operations	67,904,811	42,175,220

Distributions to Shareholders:
From net investment income	—	(9,919,576)
From net realized gains	(21,250,085)	(12,249,273)

Change in net assets resulting from distributions to shareholders	(21,250,085)	(22,168,849)

Capital Transactions:
Proceeds from shares issued	3,203,380	5,635,660
Proceeds from dividends reinvested	21,250,085	22,168,849
Value of shares redeemed	(101,460,476)	(125,514,703)

Change in net assets resulting from capital transactions	(77,007,011)	(97,710,194)

Change in net assets	(30,352,285)	(77,703,823)
Net Assets:
Beginning of period	657,727,367	735,431,190

End of period	$627,375,082	$657,727,367

Accumulated net investment income/(loss)	$13,491,714	$405,526

Share Transactions:
Shares issued	243,838	465,828
Dividends reinvested	1,649,851	1,814,145
Shares redeemed	(7,827,925)	(10,357,832)

Change in shares	(5,934,236)	(8,077,859)

See accompanying notes to the financial statements.

19

AZL Pyramis® Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016		2015	2014	2013
Net Asset Value, Beginning of Period	$12.43	$12.06		$13.72	$13.86	$12.01

Investment Activities:
Net Investment Income/(Loss)	0.28	0.34		0.32	0.32	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	1.09	0.44		(1.07)	(0.01)	2.01

Total from Investment Activities	1.37	0.78		(0.75)	0.31	2.16

Dividends to Shareholders From:
Net Investment Income	—	(0.18)		(0.56)	(0.22)	(0.22)
Net Realized Gains	(0.45)	(0.23)		(0.35)	(0.23)	(0.09)

Total Dividends	(0.45)	(0.41)		(0.91)	(0.45)	(0.31)

Net Asset Value, End of Period	$13.35	$12.43		$12.06	$13.72	$13.86

Total Return(a)	11.12%	6.52%		(5.46)%	2.14%	18.12%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$627,375	$657,727		$735,431	$795,513	$711,214
Net Investment Income/(Loss)	2.06%	2.48%		2.31%	2.51%	2.10%
Expenses Before Reductions(b)	1.00%	1.04%		1.04%	1.04%	1.05%
Expenses Net of Reductions	0.71%	0.97%		1.04%	1.04%	1.05%
Portfolio Turnover Rate	82%	148	%(c)	35%	23%	24%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Effective October 14, 2016, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2016 as compared to prior years.

See accompanying notes to the financial statements.

20

AZL Pyramis® Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Pyramis® Multi-Strategy Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are variable and are tied to a benchmark lending rate. Loans involve a risk of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

Structured Notes

The Fund may invest in structured notes, the values of which are based on the price movements of a reference security or index. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

21

AZL Pyramis® Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of gain/loss and paydowns, and other permanent adjustments), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $71 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $16,952 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The fund had securities lending transactions of $56,106,287 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2017.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2017, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2017, the Fund did not engage in any such transactions under the Rule.

22

AZL Pyramis® Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2017, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. The Fund may enter into futures contracts to manage its exposure to the securities markets or to movements in market conditions or foreign exchange rates. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $4.2 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts*	$39,148	Payable for variation margin on futures contracts*	$—

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$780,588	$68,849

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained two independent money management organizations (the “Subadviser”), FIAM LLC (“FIAM”) and Geode Capital Management, LLC (“Geode”) to make investment decisions on behalf of the Fund. Pursuant to subadvisory agreements with the Manager and FIAM, and the Manager and Geode provide investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Pyramis® Multi-Strategy Fund	0.70%	0.71%

*	The Manager voluntarily reduced the management fee to 0.45% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

23

AZL Pyramis® Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

At December 31, 2017, the contractual reimbursements subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2019	Expires 12/31/2020	Total
AZL Pyramis® Multi-Strategy Fund	$134,642	$268,430	$403,072

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $6,916 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

24

AZL Pyramis® Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Other^	Total

Asset Backed Securities	$—	$3,644,708	$—	$3,644,708
Collateralized Mortgage Obligations	—	3,429,358	—	3,429,358
Common Stocks
Air Freight & Logistics	—	103,343	—	103,343
Other Common Stocks+	249,155,717	—	—	249,155,717
Convertible Preferred Stocks+	—	25,508	—	25,508
Corporate Bonds+	—	99,668,189	—	99,668,189
Foreign Bond	—	46	—	46
Municipal Bonds	—	5,881,504	—	5,881,504
U.S. Government Agency Mortgages	—	78,497,226	—	78,497,226
U.S. Treasury Obligations	—	133,843,619	—	133,843,619
Yankee Dollars+	—	43,297,905	—	43,297,905
Securities Held as Collateral for Securities on Loan	—	—	56,106,287	56,106,287
Unaffiliated Investment Company	16,921,150	—	—	16,921,150

Total Investment Securities	266,076,867	368,391,406	56,106,287	690,574,560

Other Financial Instruments:*
Futures Contracts	39,148	—	—	39,148

Total Investments	$266,116,015	$368,391,406	$56,106,287	$690,613,708

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.
^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Pyramis® Multi-Strategy Fund	$503,427,755	$561,458,102

For the year ended December 31, 2017, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales
AZL Pyramis® Multi-Strategy Fund	$239,426,801	$213,022,336

25

AZL Pyramis® Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2017 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets

CSMC Trust, Class D, Series 2017-PFHP, 3.73%(US0001M+225bps), 12/15/20	12/12/17	$860,000	$860,000	$859,999	0.14%
LBC Tank Terminals Holding Netherlands BV, 6.88%, 5/15/23, Callable 5/15/18 @ 103.44	6/21/17	5,213	230,000	239,488	0.04%
NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25	5/3/17	185,407	164,004	179,993	0.03%
Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/1/20	10/7/16	18,238	2,581,000	19,358	0.00%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $649,484,057. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$46,648,383
Unrealized (depreciation)	(5,557,880)

Net unrealized appreciation/(depreciation)	$41,090,503

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Pyramis® Multi-Strategy Fund	$21,250,085	$—	$21,250,085

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Pyramis® Multi-Strategy Fund	$9,919,612	$12,249,237	$22,168,849

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

26

AZL Pyramis® Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2017

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Pyramis® Multi-Strategy Fund	$24,388,280	$11,452,382	$—	$41,304,712	$77,145,374

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had multiple shareholder accounts which are affiliated with the Investment Adviser representing ownership in excess of 95% of the Fund.

10. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL Pyramis Multi-Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and the financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

28

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 24.77% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net short-term capital gain distributions of $21,250,085.

29

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

30

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

31

objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

32

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

35

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® Pyramis® Total Bond Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Pyramis® Total Bond Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Pyramis® Total Bond Fund and FIAM LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the Class 2 shares of the AZL® Pyramis® Total Bond Fund (the “Fund”) returned 4.28%. That compared to a 3.54% total return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1.

Bonds performed well during the year, as intermediate interest rates saw only modest changes, 30-year interest rates declined over 30 basis points (0.30%), and spreads on risk assets decreased. The bond market was buoyed by benign economic conditions, low levels of volatility, progress on U.S. tax reform, modest global growth, and strong performance across risk assets including equities. It also benefited from a broadly accommodative monetary policy, despite some tightening by the Federal Reserve.

The Fund performed well in absolute and relative terms during the 12-month period, benefiting from strong security selection and sector selection. The two largest contributors to the Fund’s absolute return were positions in investment-grade corporate bonds and high-yield bonds. Within investment-grade corporate bonds, the banking, real estate, insurance, communications, and energy sectors all contributed to the Fund’s absolute return. Bonds in the banking sector benefited from generally healthy economic conditions over the year, while the energy sector was helped by improving oil prices. Additionally, emerging markets bonds, and high-yield bonds benefited from higher oil prices.*

The Fund’s relative return was helped by overweight positions in high-yield and investment-grade corporate bonds. Within investment-grade corporate bonds, REITs2, banks, and insurers were meaningful contributors to relative performance. The Fund’s overweight position in taxable municipal bonds also contributed to the positive relative return, as the market gained comfort from improvements in the budget outlook for certain issuers. In addition, the Fund’s underweight position in Treasuries was a positive contributor, as changes in interest rates were relatively modest compared to the spread compression experienced by other components of the benchmark.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

1

AZL® Pyramis® Total Bond Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs),

real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	Inception Date	1 Year	3 Year	5 Year	Since Inception
AZL® Pyramis® Total Bond Fund (Class 1 Shares)	10/28/16	4.55%	—	—	1.82%
AZL® Pyramis® Total Bond Fund (Class 2 Shares)	9/5/12	4.28%	2.93%	2.36%	2.33%
Bloomberg Barclays U.S. Aggregate Bond Index	9/5/12	3.54%	2.24%	2.10%	2.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Pyramis® Total Bond Fund (Class 1 Shares)	0.58%
AZL® Pyramis® Total Bond Fund (Class 2 Shares)	0.83%

Expense Ratios are based on the current Fund prospectus dated May 1, 2017. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.70% for Class 1 Shares and 0.95% for Class 2 Shares through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Pyramis® Total Bond Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Pyramis® Total Bond Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Pyramis® Total Bond Fund, Class 1	$1,000.00	$1,016.30	$2.85	0.56%
AZL Pyramis® Total Bond Fund, Class 2	$1,000.00	$1,014.50	$4.11	0.81%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Pyramis® Total Bond Fund, Class 1	$1,000.00	$1,022.38	$2.85	0.56%
AZL Pyramis® Total Bond Fund, Class 2	$1,000.00	$1,021.12	$4.13	0.81%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
U.S. Treasury Obligations	33.2%
Corporate Bonds	27.2
U.S. Government Agency Mortgages	20.3
Yankee Dollars	11.3
Securities Held as Collateral for Securities on Loan	5.7
Money Markets	5.4
Municipal Bonds	1.7
Collateralized Mortgage Obligations	1.5
Asset Backed Securities	0.9
Warrants	— ^

Total Investment Securities	107.2
Net other assets (liabilities)	(7.2)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL Pyramis® Total Bond Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Asset Backed Securities (0.9%):
$2,542,788	AASET Trust, Class A, Series 2017-1A, 3.97%, 5/16/42(a)	$2,551,703
221,354	Blackbird Capital Aircraft, Class AA, Series 2016-1A, 2.49%, 12/16/41, Callable 12/15/24 @ 100(a)(b)	219,300
764,536	Blackbird Capital Aircraft, Class A, Series 2016-1A, 4.21%, 12/16/41, Callable 12/15/24 @ 100(a)(b)	792,057
34,049	Countrywide Asset-Backed Certificates Trust, Class AF5, Series 2004-7, 5.87%, 1/25/35, Callable 1/25/18 @ 100(b)	34,451
341,000	DB Master Finance LLC, Class A2I, Series 2017-1A, 3.63%, 11/20/47, Callable 11/20/23 @ 100(a)	342,044
573,000	DB Master Finance LLC, Class A2II, Series 2017-1A, 4.03%, 11/20/47, Callable 11/20/23 @ 100(a)	586,293
600,875	Thunderbolt Aircraft Lease Ltd., Class A, Series 2017-A, 4.21%, 5/17/32, Callable 4/15/24 @ 100(a)(b)	617,158

Total Asset Backed Securities (Cost $5,081,326)		5,143,006

Collateralized Mortgage Obligations (1.5%):
88,000	Credit Suisse Mortgage Trust, Class B, Series 2015-TOWN, 3.38%(US0001M+190bps), 3/15/28(a)	88,000
85,000	Credit Suisse Mortgage Trust, Class C, Series 2015-TOWN, 3.73%(US0001M+225bps), 3/15/28(a)	85,000
129,000	Credit Suisse Mortgage Trust, Class D, Series 2015-TOWN, 4.68%(US0001M+320bps), 3/15/28(a)	129,080
581,000	Credit Suisse Mortgage Trust, Class E, Series 2015-TOWN, 5.63%(US0001M+415bps), 3/15/28(a)	582,085
1,384,000	CSMC Trust, Class D, Series 2017-PFHP, 3.73%(US0001M+225bps), 12/15/30(c)	1,383,998
2,000,000	GAHR Commercial Mortgage Trust, Class BFX, Series 2015-NRF, 3.38%, 12/15/34(a)(b)	2,023,122
390,000	GAHR Commercial Mortgage Trust, Class CFX, Series 2015-NRF, 3.38%, 12/15/34(a)	392,664
2,930,000	GAHR Commercial Mortgage Trust, Class DFX, Series 2015-NRF, 3.38%, 12/15/34(a)(b)	2,940,631
667,000	MSCG Trust, Class A, Series 2016-SNR, 3.35%, 11/15/34(a)(b)	663,124
235,000	MSCG Trust, Class B, Series 2016-SNR, 4.18%, 11/15/34(a)	235,465
165,000	MSCG Trust, Class C, Series 2016-SNR, 5.21%, 11/15/34(a)	167,535

Total Collateralized Mortgage Obligations (Cost $8,734,876)		8,690,704

Corporate Bonds (27.2%):
Aerospace & Defense (0.1%):
747,000	KLX, Inc., 5.88%, 12/1/22, Callable 2/5/18 @ 104.41(a)	782,258

Automobiles (0.1%):
493,000	General Motors Co., 3.50%, 10/2/18	498,128

Banks (2.5%):
656,000	Bank of America Corp., 4.20%, 8/26/24	690,814
612,000	Bank of America Corp., Series L, 3.95%, 4/21/25	632,880

Principal Amount		Fair Value
Corporate Bonds, continued
Banks, continued
$690,000	Bank of America Corp., 3.50%, 4/19/26^	$705,458
593,000	Bank of America Corp., 4.25%, 10/22/26	624,924
811,000	Bank of America Corp., 3.42%(US0003M+104bps), 12/20/28, Callable 12/20/27 @ 100(a)	811,174
200,000	Bank of America Corp., 6.10%(US0003M+390bps), 12/29/49, Callable 3/17/25 @ 100^	219,500
247,000	CIT Group, Inc., 5.00%, 8/15/22	261,820
1,090,000	Citigroup, Inc., 4.05%, 7/30/22	1,134,473
1,493,000	Citigroup, Inc., 4.30%, 11/20/26^	1,561,261
250,000	Citizens Bank NA/RI, 2.55%, 5/13/21, Callable 4/13/21 @ 100	249,075
253,000	Citizens Bank of Rhode Island, 2.50%, 3/14/19, Callable 2/14/19 @ 100, MTN	253,599
2,994,000	JPMorgan Chase & Co., 3.88%, 9/10/24^	3,123,111
759,000	JPMorgan Chase & Co., 2.95%, 10/1/26, Callable 7/1/26 @ 100	745,520
1,109,000	JPMorgan Chase & Co., 4.13%, 12/15/26	1,169,899
240,000	JPMorgan Chase & Co., 6.75%(US0003M+378bps), 12/31/99, Callable 2/1/24 @ 100^	271,800
1,278,000	Regions Bank, Series BKNT, 7.50%, 5/15/18	1,303,591
500,000	Regions Bank, 6.45%, 6/26/37	639,014
260,000	Regions Financial Corp., 3.20%, 2/8/21, Callable 1/8/21 @ 100	264,540

		14,662,453

Beverages (0.7%):
1,481,000	Anheuser-Busch InBev NV, 3.30%, 2/1/23, Callable 12/1/22 @ 100	1,515,497
1,402,000	Anheuser-Busch InBev NV, 4.70%, 2/1/36, Callable 8/1/35 @ 100	1,567,645
854,000	Anheuser-Busch InBev NV, 4.90%, 2/1/46, Callable 8/1/45 @ 100	989,777

		4,072,919

Capital Markets (0.7%):
282,000	Affiliated Managers Group, Inc., 4.25%, 2/15/24	297,339
572,000	Affiliated Managers Group, Inc., 3.50%, 8/1/25	578,405
596,000	Goldman Sachs Group, Inc.(The), 2.88%(US0003M+82bps), 10/31/22, Callable 10/31/21 @ 100	594,292
230,000	IntercontinentalExchange, 2.75%, 12/1/20, Callable 11/1/20 @ 100	232,726
464,000	Lazard Group LLC, 4.25%, 11/14/20	483,293
227,000	Moody’s Corp., 4.88%, 2/15/24, Callable 11/15/23 @ 100	249,341
242,000	Moody’s Corp., 3.25%, 1/15/28, Callable 10/15/27 @ 100(a)	239,242
781,000	Morgan Stanley, 4.88%, 11/1/22	840,998
220,000	MSCI, Inc., 4.75%, 8/1/26, Callable 8/1/21 @ 102.38(a)	231,000
114,000	Tiaa Asset Management Finance LLC, 2.95%, 11/1/19(a)	115,090
165,000	Tiaa Asset Management Finance LLC, 4.13%, 11/1/24(a)	174,134

		4,035,860

Continued

4

AZL Pyramis® Total Bond Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Corporate Bonds, continued
Chemicals (0.5%):
$550,000	CF Industries Holdings, Inc., 3.45%, 6/1/23^	$542,438
550,000	CF Industries Holdings, Inc., 4.95%, 6/1/43	519,750
395,000	Chemours Co., 5.38%, 5/15/27, Callable 2/15/27 @ 100	408,825
347,000	Platform Specialty Products, 6.50%, 2/1/22, Callable 2/5/18 @ 103.25^(a)	358,711
70,000	Platform Specialty Products Corp., 5.88%, 12/1/25, Callable 12/1/20 @ 102.94^(a)	69,475
290,000	TPC Group, Inc., 8.75%, 12/15/20, Callable 2/5/18 @ 102.19(a)	290,000
140,000	Tronox Finance LLC, 7.50%, 3/15/22, Callable 3/15/18 @ 103.75(a)	146,300
200,000	Valvoline, Inc., 4.38%, 8/15/25, Callable 8/15/20 @ 103.28	202,000
260,000	Venator Finance SARL/Venator Materials Corp., 5.75%, 7/15/25, Callable 7/15/20 @ 104.31^(a)	274,300
300,000	W R Grace & Co., 5.63%, 10/1/24(a)	323,625

		3,135,424

Commercial Services & Supplies (0.4%):
747,000	ADT Corp., 6.25%, 10/15/21	817,965
180,000	ADT Corp., 4.88%, 7/15/32(a)	170,100
140,000	Covanta Holding Corp., 5.88%, 3/1/24, Callable 3/1/19 @ 102.94^	142,100
1,247,000	Prime Securities Services Borrower/Finance, 9.25%, 5/15/23, Callable 5/15/19 @ 104.63(a)	1,384,170

		2,514,335

Communications Equipment (0.1%):
300,000	Brocade Communications Systems, Inc., 4.63%, 1/15/23, Callable 1/16/18 @ 102.31	306,750

Construction & Engineering (0.1%):
300,000	Aecom, 5.13%, 3/15/27, Callable 12/15/26 @ 100	305,595

Consumer Finance (3.0%):
600,000	Ally Financial, Inc., 5.75%, 11/20/25, Callable 10/20/25 @ 100^	654,000
478,000	Capital One Financial Co., 2.45%, 4/24/19, Callable 3/24/19 @ 100	479,116
797,000	Capital One NA, Series BNKT, 2.95%, 7/23/21, Callable 6/23/21 @ 100	801,747
250,000	Discover Bank, 7.00%, 4/15/20	272,495
644,000	Discover Bank, Series BKNT, 3.20%, 8/9/21, Callable 7/9/21 @ 100	653,298
1,000,000	Discover Financial Services, 5.20%, 4/27/22	1,076,362
457,000	Discover Financial Services, 4.10%, 2/9/27, Callable 11/9/26 @ 100^	468,119
896,000	Ford Motor Credit Co. LLC, 5.00%, 5/15/18	905,120
796,000	Ford Motor Credit Co. LLC, 2.24%, 6/15/18	796,753
896,000	Ford Motor Credit Co. LLC, 2.88%, 10/1/18	901,273
1,493,000	Ford Motor Credit Co. LLC, 2.60%, 11/4/19	1,493,977
1,121,000	Ford Motor Credit Co. LLC, 5.88%, 8/2/21	1,230,977
300,000	General Motors Acceptance Corp., 8.00%, 11/1/31	390,000
572,000	General Motors Financial Co., 3.50%, 7/10/19	580,621
747,000	General Motors Financial Co., 4.20%, 3/1/21, Callable 2/1/21 @ 100	776,846
2,968,000	General Motors Financial Co., 4.38%, 9/25/21	3,122,010

Principal Amount		Fair Value
Corporate Bonds, continued
Consumer Finance, continued
$299,000	General Motors Financial Co., 4.25%, 5/15/23	$312,760
175,000	General Motors Financial Co., Inc., 3.25%, 5/15/18	175,658
240,000	Hyundai Capital America, 2.88%, 8/9/18(a)	240,500
564,000	Hyundai Capital America, 2.55%, 2/6/19(a)	563,008
447,000	Navient Corp., 8.00%, 3/25/20, MTN	483,319
206,000	Synchrony Financial, 3.00%, 8/15/19, Callable 7/15/19 @ 100	207,433
510,000	Synchrony Financial, 3.75%, 8/15/21, Callable 6/15/21 @ 100	522,959
314,000	Synchrony Financial, 4.25%, 8/15/24, Callable 5/15/24 @ 100	325,573

		17,433,924

Containers & Packaging (0.1%):
100,000	Crown Americas LLC, 4.25%, 9/30/26, Callable 3/31/26 @ 100	98,500
80,000	Crown Cork & Seal Co., Inc., 7.38%, 12/15/26	93,200
300,000	Reynolds Group Issuer, Inc., 5.13%, 7/15/23, Callable 7/15/19 @ 102.56(a)	310,500

		502,200

Diversified Consumer Services (0.4%):
1,000,000	APX Group, Inc., 8.75%, 12/1/20, Callable 2/5/18 @ 102.19	1,020,000
660,000	APX Group, Inc., 7.63%, 9/1/23, Callable 9/1/19 @ 105.72^	694,650
170,000	Ascend Learning LLC, 6.88%, 8/1/25, Callable 8/1/20 @ 103.44(a)	175,525
590,000	Laureate Education, Inc., 8.25%, 5/1/25, Callable 5/1/20 @ 106.19(a)	625,400

		2,515,575

Diversified Financial Services (0.1%):
500,000	Peachtree Funding Trust, 3.98%, 2/15/25(a)	514,825
285,000	Voya Financial, Inc., 3.13%, 7/15/24, Callable 5/15/24 @ 100	282,436

		797,261

Diversified Telecommunication Services (1.1%):
481,000	AT&T, Inc., 2.45%, 6/30/20, Callable 5/30/20 @ 100^	480,474
917,000	AT&T, Inc., 3.60%, 2/17/23, Callable 12/17/22 @ 100^	938,063
300,000	Level 3 Financing, Inc., 5.38%, 1/15/24, Callable 1/15/19 @ 102.69	299,625
300,000	Level 3 Financing, Inc., 5.38%, 5/1/25, Callable 5/1/20 @ 102.69^	299,625
300,000	Qwest Corp., 6.75%, 12/1/21	323,064
200,000	Qwest Corp., 7.25%, 9/15/25	214,674
200,000	Qwest Corp., 6.88%, 9/15/33, Callable 2/5/18 @ 100.59	191,733
600,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.63%, 2/15/25, Callable 2/15/20 @ 103.31^(a)	567,000
441,000	Verizon Communications, Inc., 5.50%, 3/16/47^	502,481
900,000	Verizon Communications, Inc., 5.01%, 4/15/49	943,909
889,000	Verizon Communications, Inc., 5.01%, 8/21/54	910,326
747,000	Zayo Group LLC/Zayo Capital, 6.38%, 5/15/25, Callable 5/15/20 @ 103.19	789,953

		6,460,927

Continued

5

AZL Pyramis® Total Bond Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Corporate Bonds, continued
Electric Utilities (0.6%):
$164,000	Emera US Finance LP, 2.15%, 6/15/19	$163,362
163,000	Emera US Finance LP, 2.70%, 6/15/21, Callable 5/15/21 @ 100	162,603
260,000	Emera US Finance LP, 3.55%, 6/15/26, Callable 3/15/26 @ 100^	260,745
455,000	FirstEnergy Solutions Co., 6.05%, 8/15/21	188,825
2,306,000	FirstEnergy, Inc., Series B, 4.25%, 3/15/23, Callable 12/15/22 @ 100^	2,408,518
246,006	NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25(c)	269,992
175,000	NV Energy, Inc., 6.25%, 11/15/20	192,192
56,000	PG&E Corp., 2.40%, 3/1/19, Callable 2/1/19 @ 100^	56,033

		3,702,270

Energy Equipment & Services (0.2%):
349,000	Halliburton Co., 3.80%, 11/15/25, Callable 8/15/25 @ 100	362,704
306,000	Halliburton Co., 4.85%, 11/15/35, Callable 5/15/35 @ 100	343,284
170,000	Nabors Industries, Inc., 5.50%, 1/15/23, Callable 11/15/22 @ 100^	164,900

		870,888

Equity Real Estate Investment Trusts (3.8%):
82,000	Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20, Callable 12/15/19 @ 100	82,345
152,000	American Campus Communities, Inc., 3.75%, 4/15/23, Callable 1/15/23 @ 100	155,895
747,000	American Tower Corp., 2.80%, 6/1/20, Callable 5/1/20 @ 100	751,654
161,000	AvalonBay Communities, Inc., 3.63%, 10/1/20, Callable 7/1/20 @ 100	165,735
514,000	BPG Subsidiary, Inc., 3.88%, 8/15/22, Callable 6/15/22 @ 100	526,645
394,000	Brandywine Operating Partners LP, 4.10%, 10/1/24, Callable 7/1/24 @ 100	400,486
426,000	Brandywine Operating Partners LP, 4.55%, 10/1/29, Callable 7/1/29 @ 100	435,523
339,000	Brandywine Operating Partnership LP, 3.95%, 11/15/27, Callable 8/15/27 @ 100	336,490
489,000	Brandywine Realty Trust, 3.95%, 2/15/23, Callable 11/15/22 @ 100	498,855
788,000	Brixmor Operating Partners LP, 3.25%, 9/15/23, Callable 7/15/23 @ 100	772,026
134,000	Camden Property Trust, 2.95%, 12/15/22, Callable 9/15/22 @ 100	134,021
381,000	Corporate Office Properties Trust, 3.70%, 6/15/21, Callable 4/15/21 @ 100	388,133
414,000	Corporate Office Properties Trust, 5.00%, 7/1/25, Callable 4/1/25 @ 100	442,214
155,000	Corrections Corp. of America, 5.00%, 10/15/22, Callable 7/15/22 @ 100	161,975
1,114,000	DDR Corp., 4.63%, 7/15/22, Callable 4/15/22 @ 100^	1,174,529
74,000	DDR Corp., 3.90%, 8/15/24, Callable 6/15/24 @ 100^	74,549

Principal Amount		Fair Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$458,000	Digital Realty Trust, Inc., 3.40%, 10/1/20, Callable 9/1/20 @ 100^	$467,046
484,000	Digital Realty Trust, LP, 3.95%, 7/1/22, Callable 5/1/22 @ 100	505,618
491,000	Digital Realty Trust, LP, 4.75%, 10/1/25, Callable 7/1/25 @ 100	533,802
256,000	Duke Realty LP, 3.88%, 10/15/22, Callable 7/15/22 @ 100^	266,349
273,000	Duke Realty LP, 3.63%, 4/15/23, Callable 1/15/23 @ 100	279,651
146,000	Duke Realty LP, 3.75%, 12/1/24, Callable 9/1/24 @ 100	150,773
747,000	Equinix, Inc., 5.75%, 1/1/25, Callable 1/1/20 @ 102.88	792,754
70,000	Equity Commonwealth, 5.88%, 9/15/20, Callable 3/15/20 @ 100	73,949
500,000	Equity One, Inc., 3.75%, 11/15/22, Callable 8/15/22 @ 100	512,227
1,000,000	Government Properties Income Trust, 3.75%, 8/15/19, Callable 7/15/19 @ 100	1,008,404
143,000	Health Care REIT, Inc., 2.25%, 3/15/18	143,055
500,000	Health Care REIT, Inc., 4.13%, 4/1/19, Callable 1/1/19 @ 100	508,908
135,000	Lexington Realty Trust, 4.40%, 6/15/24, Callable 3/15/24 @ 100	136,014
500,000	Mack-Cali Realty LP, 4.50%, 4/18/22, Callable 1/18/22 @ 100	500,977
401,000	Mack-Cali Realty LP, 3.15%, 5/15/23, Callable 2/15/23 @ 100	372,952
300,000	MPT Operating Partnership LP/MPT Finance Corp., 5.25%, 8/1/26, Callable 8/1/21 @ 102.63	310,500
820,000	OMEGA Healthcare Investors, Inc., 4.38%, 8/1/23, Callable 6/1/23 @ 100	831,667
126,000	OMEGA Healthcare Investors, Inc., 4.95%, 4/1/24, Callable 1/1/24 @ 100	131,631
281,000	OMEGA Healthcare Investors, Inc., 4.50%, 1/15/25, Callable 10/15/24 @ 100^	280,801
785,000	OMEGA Healthcare Investors, Inc., 5.25%, 1/15/26, Callable 10/15/25 @ 100	813,470
2,431,000	OMEGA Healthcare Investors, Inc., 4.50%, 4/1/27, Callable 1/1/27 @ 100^	2,378,663
748,000	OMEGA Healthcare Investors, Inc., 4.75%, 1/15/28, Callable 10/15/27 @ 100^	741,466
70,000	Post Apartment Homes LP, 3.38%, 12/1/22, Callable 9/1/22 @ 100	70,963
68,000	Retail Opportunity Investments Corp., 5.00%, 12/15/23, Callable 9/15/23 @ 100	70,887
104,000	Retail Opportunity Investments Corp., 4.00%, 12/15/24, Callable 9/15/24 @ 100	101,947
900,000	Sabra Health/Capital Corp., 5.50%, 2/1/21, Callable 2/5/18 @ 102.75	919,125
161,000	Tanger Properties LP, 3.88%, 12/1/23, Callable 9/1/23 @ 100	164,108
411,000	Tanger Properties LP, 3.75%, 12/1/24, Callable 9/1/24 @ 100	413,141

Continued

6

AZL Pyramis® Total Bond Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$342,000	Tanger Properties LP, 3.13%, 9/1/26, Callable 6/1/26 @ 100	$325,543
111,000	Ventas Realty LP, 4.00%, 4/30/19, Callable 1/30/19 @ 100	113,019
118,000	Ventas Realty LP, 3.13%, 6/15/23, Callable 3/15/23 @ 100	118,050
67,000	Weingarten Realty Investors, 3.38%, 10/15/22, Callable 7/15/22 @ 100	67,543
814,000	WP Carey, Inc., 4.00%, 2/1/25, Callable 11/1/24 @ 100	823,168

		21,429,246

Food & Staples Retailing (0.2%):
364,000	CVS Health, 3.50%, 7/20/22, Callable 5/20/22 @ 100	370,771
100,000	US Foods, Inc., 5.88%, 6/15/24, Callable 6/15/19 @ 102.94(a)	105,000
405,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21, Callable 9/18/21 @ 100	411,760

		887,531

Food Products (0.1%):
205,000	Lamb Weston HLD, 4.88%, 11/1/26, Callable 11/1/21 @ 102.44(a)	214,225
300,000	Post Holding, Inc., 5.00%, 8/15/26, Callable 8/15/21 @ 102.5(a)	295,125

		509,350

Health Care Equipment & Supplies (0.0%):
190,000	Teleflex, Inc., 4.88%, 6/1/26, Callable 6/1/21 @ 102.44	196,175
30,000	Teleflex, Inc., 4.63%, 11/15/27, Callable 11/15/22 @ 102.31	30,257

		226,432

Health Care Providers & Services (1.2%):
443,000	Community Health System, Inc., 6.88%, 2/1/22, Callable 2/5/18 @ 103.44^	254,725
180,000	Community Health System, Inc., 6.25%, 3/31/23, Callable 3/31/20 @ 103.13	162,000
530,000	HCA, Inc., 3.75%, 3/15/19	534,638
2,837,000	HCA, Inc., 6.50%, 2/15/20	3,007,219
37,000	HCA, Inc., 5.88%, 3/15/22	39,590
30,000	HCA, Inc., 4.75%, 5/1/23	30,900
500,000	HCA, Inc., 5.38%, 2/1/25	517,500
480,000	HCA, Inc., 5.25%, 4/15/25	507,600
300,000	HCA, Inc., 5.25%, 6/15/26, Callable 12/15/25 @ 100	318,000
300,000	Tenet Healthcare Corp., 4.50%, 4/1/21	301,500
637,000	Tenet Healthcare Corp., 8.13%, 4/1/22	648,148
200,000	Vizient, Inc., 10.38%, 3/1/24, Callable 3/1/19 @ 107.78(a)	224,500
300,000	WellCare Health Plans, 5.25%, 4/1/25, Callable 4/1/20 @ 103.94	316,500

		6,862,820

Health Care Technology (0.1%):
300,000	IMS Health, Inc., 5.00%, 10/15/26, Callable 10/15/21 @ 102.5(a)	307,500

Principal Amount		Fair Value
Corporate Bonds, continued
Hotels, Restaurants & Leisure (0.6%):
$300,000	Aramark Services, Inc., 5.00%, 4/1/25, Callable 4/1/20 @ 103.75(a)	$316,890
747,000	Golden Nugget, Inc., 6.75%, 10/15/24, Callable 10/15/19 @ 103.38(a)	760,072
135,000	Golden Nugget, Inc., 8.75%, 10/1/25, Callable 10/1/20 @ 104.38(a)	141,750
155,000	Hilton Worldwide Finance LLC, 4.63%, 4/1/25, Callable 4/1/20 @ 102.31^	159,263
128,000	McDonald’s Corp., 2.75%, 12/9/20, Callable 11/9/20 @ 100	129,328
339,000	McDonald’s Corp., 3.70%, 1/30/26, Callable 10/30/25 @ 100	353,369
400,000	MGM Growth Properties LLC, 4.50%, 9/1/26, Callable 6/1/26 @ 100	398,000
150,000	Penn National Gaming, Inc., 5.63%, 1/15/27, Callable 1/15/22 @ 102.81^(a)	155,625
600,000	Scientific Games International, Inc., 10.00%, 12/1/22, Callable 12/1/18 @ 105	658,500
155,000	Wynn Las Vegas LLC, 5.50%, 3/1/25, Callable 12/1/24 @ 100^(a)	159,650

		3,232,447

Household Products (0.1%):
300,000	Energizer Holdings, Inc., 5.50%, 6/15/25, Callable 6/15/20 @ 102.75(a)	312,465

Independent Power & Renewable Electricity Producers (0.4%):
300,000	AES Corp., 5.50%, 3/15/24, Callable 3/15/19 @ 102.75	312,000
200,000	Calpine Corp., 5.38%, 1/15/23, Callable 10/15/18 @ 102.69^	194,500
500,000	Dynegy, Inc., 8.00%, 1/15/25, Callable 1/15/20 @ 104(a)	541,250
763,000	IPALCO Enterprises, Inc., 3.45%, 7/15/20, Callable 6/15/20 @ 100	770,629
211,000	IPALCO Enterprises, Inc., 3.70%, 9/1/24, Callable 7/1/24 @ 100(a)	210,808
45,000	NextEra Energy Operating Partners LP, 4.25%, 9/15/24, Callable 7/15/24 @ 100(a)	45,788
391,000	NRG Energy, 6.25%, 5/1/24, Callable 5/1/19 @ 103.13^	409,573

		2,484,548

Industrial Conglomerates (0.1%):
300,000	Icahn Enterprises LP, 6.00%, 8/1/20, Callable 2/5/18 @ 103	308,528
300,000	Icahn Enterprises LP, 5.88%, 2/1/22, Callable 2/5/18 @ 102.94	303,750

		612,278

Insurance (1.0%):
100,000	Acrisure LLC/Finance, Inc., 7.00%, 11/15/25, Callable 11/15/20 @ 103.5(a)	96,376
326,000	American International Group, Inc., 3.30%, 3/1/21, Callable 2/1/21 @ 100	332,333
1,208,000	American International Group, Inc., 3.75%, 7/10/25, Callable 4/10/25 @ 100	1,245,477
180,000	Liberty Mutual Group, Inc., 4.25%, 6/15/23(a)	189,672

Continued

7

AZL Pyramis® Total Bond Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Corporate Bonds, continued
Insurance, continued
$651,000	Pacific Lifecorp, 5.13%, 1/30/43(a)	$734,657
497,000	Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44(a)	568,506
463,000	Unum Group, 3.88%, 11/5/25	474,116
1,556,000	Unum Group, 5.75%, 8/15/42	1,903,982
195,000	Usis Merger Sub, Inc., 6.88%, 5/1/25, Callable 5/1/20 @ 103.44(a)	196,950

		5,742,069

Internet Software & Services (0.3%):
205,000	Genesys/Greeneden Lux/US, 10.00%, 11/30/24, Callable 11/30/19 @ 107.5(a)	223,963
1,400,000	Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.63%, 11/15/24, Callable 11/15/19 @ 106.47^(a)	1,494,500

		1,718,463

IT Services (0.1%):
347,000	First Data Corp., 5.38%, 8/15/23, Callable 8/15/18 @ 102.69(a)	361,192

Life Sciences Tools & Services (0.0%):
25,000	Catalent Pharma Solutions, Inc., 4.88%, 1/15/26, Callable 10/15/20 @ 102.44(a)	25,094
99,000	Thermo Fisher Scientific, Inc., 2.40%, 2/1/19	99,241

		124,335

Machinery (0.0%):
51,000	Ingersoll-Rand Global Holding Co., Ltd., 2.88%, 1/15/19	51,261

Media (2.5%):
390,000	21st Century Fox America, 7.75%, 12/1/45	618,701
747,000	Altice US Finance I Corp., 5.38%, 7/15/23, Callable 7/15/18 @ 104.03(a)	763,808
175,000	AMC Entertainment, Inc., 5.75%, 6/15/25, Callable 6/15/20 @ 102.88^	173,031
747,000	AMC Networks, Inc., 5.00%, 4/1/24, Callable 4/1/20 @ 102.5^	756,338
747,000	CCO Holdings LLC, 5.88%, 4/1/24, Callable 4/1/19 @ 104.41(a)	778,748
700,000	CCO Holdings LLC, 5.88%, 5/1/27, Callable 5/1/21 @ 102.94(a)	721,000
300,000	CSC Holdings LLC, 5.50%, 4/15/27, Callable 4/15/22 @ 102.75^(a)	306,000
300,000	Dish DBS Corp., 5.88%, 7/15/22	301,500
300,000	Dish DBS Corp., 5.00%, 3/15/23^	283,500
650,000	MHGE Parent LLC/Finance, 8.50%, 8/1/19, Callable 2/5/18 @ 100(a)	646,555
500,000	Neptune Finco Corp., 6.63%, 10/15/25, Callable 10/15/20 @ 103.31(a)	541,240
300,000	Sirius XM Radio, Inc., 4.63%, 5/15/23, Callable 5/15/18 @ 102.31(a)	306,375
947,000	Sirius XM Radio, Inc., 5.38%, 4/15/25, Callable 4/15/20 @ 102.69(a)	986,064
1,069,000	Time Warner Cable, Inc., 8.25%, 4/1/19	1,142,533
1,493,000	Time Warner Cable, Inc., 4.13%, 2/15/21, Callable 11/15/20 @ 100^	1,537,466
930,000	Time Warner Cable, Inc., 4.00%, 9/1/21, Callable 6/1/21 @ 100	957,843

Principal Amount		Fair Value
Corporate Bonds, continued
Media, continued
$231,000	Time Warner Cable, Inc., 6.55%, 5/1/37	$271,673
418,000	Time Warner Cable, Inc., 7.30%, 7/1/38	523,948
2,240,000	Time Warner Cable, Inc., 6.75%, 6/15/39	2,687,723
103,000	Time Warner Cable, Inc., 5.50%, 9/1/41, Callable 3/1/41 @ 100	107,356
200,000	Univision Communications, Inc., 5.13%, 5/15/23, Callable 5/15/18 @ 102.56^(a)	199,500

		14,610,902

Metals & Mining (0.1%):
300,000	Freeport-McMoRan, Inc., 3.55%, 3/1/22, Callable 12/1/21 @ 100	296,625

Mortgage Real Estate Investment Trusts (0.0%):
65,000	Starwood Property Trust, Inc., 4.75%, 3/15/25, Callable 9/15/24 @ 100(a)	64,513

Multi-Utilities (0.3%):
1,371,000	Dominion Resources, Inc., Series 06-B, 3.99%(US0003M+230bps), 9/30/66, Callable 1/26/18 @ 100	1,290,454
49,000	Puget Energy, Inc., 6.00%, 9/1/21	54,211
506,000	Sempra Energy, 6.00%, 10/15/39	652,902

		1,997,567

Oil, Gas & Consumable Fuels (3.1%):
1,195,000	Access Midstream Partner, 4.88%, 3/15/24, Callable 3/15/19 @ 102.44	1,248,774
222,000	Anadarko Petroleum Corp., 4.85%, 3/15/21, Callable 2/15/21 @ 100	234,440
460,000	Anadarko Petroleum Corp., 5.55%, 3/15/26, Callable 12/15/25 @ 100^	516,113
722,000	Anadarko Petroleum Corp., Series B, 7.50%, 5/1/31	926,757
122,000	Anadarko Petroleum Corp., 6.45%, 9/15/36	149,427
612,000	Anadarko Petroleum Corp., 6.60%, 3/15/46, Callable 9/15/45 @ 100	787,202
400,000	Antero Resources Corp., 5.13%, 12/1/22, Callable 2/5/18 @ 103.84	408,000
305,000	Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24, Callable 1/1/24 @ 100	347,128
335,000	Cheniere Energy Partners, 5.25%, 10/1/25, Callable 10/1/20 @ 102.63(a)	340,863
634,000	Chesapeake Energy Corp., 8.00%, 12/15/22, Callable 12/15/18 @ 104^(a)	683,928
170,000	Chesapeake Energy Corp., 8.00%, 1/15/25, Callable 1/15/20 @ 106^(a)	171,700
520,000	Citgo Petroleum Corp., 6.25%, 8/15/22, Callable 2/5/18 @ 104.69(a)	523,900
131,000	Columbia Pipeline Group, 2.45%, 6/1/18	131,077
434,000	Columbia Pipeline Group, 3.30%, 6/1/20, Callable 5/1/20 @ 100	440,199
197,000	Columbia Pipeline Group, 4.50%, 6/1/25, Callable 3/1/25 @ 100	209,754
170,000	Continental Resources, Inc., 4.50%, 4/15/23, Callable 1/15/23 @ 100^	173,400
150,000	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.75%, 4/1/25, Callable 4/1/20 @ 104.31^	154,875

Continued

8

AZL Pyramis® Total Bond Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$150,000	CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/1/22, Callable 2/5/18 @ 103.25	$154,500
163,000	DCP Midstream Operating LLC, 3.88%, 3/15/23, Callable 12/15/22 @ 100^	161,981
600,000	DCP Midstream Operating LLC, 8.13%, 8/16/30	702,000
185,000	DCP Midstream Operating LLC, 5.60%, 4/1/44, Callable 10/1/43 @ 100	183,613
190,000	Denbury Resources, Inc., 4.63%, 7/15/23, Callable 2/5/18 @ 102.31	121,600
175,000	Enable Midstream Partners LP, 2.40%, 5/15/19, Callable 4/15/19 @ 100	173,996
124,000	Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	124,752
300,000	Energy Transfer Equity, 5.88%, 1/15/24, Callable 10/15/23 @ 100	315,750
250,000	Everest Acquisition Finance, Inc., 8.00%, 11/29/24, Callable 11/30/19 @ 106^(a)	258,125
300,000	Global Partners LP, 6.25%, 7/15/22, Callable 2/5/18 @ 104.69	308,250
90,000	Hess Infrastructure Partners LP/Finance Corp., 5.63%, 2/15/26, Callable 2/15/21 @ 104.22(a)	92,925
310,000	Hilcorp Energy LP, 5.00%, 12/1/24, Callable 6/1/19 @ 102.5(a)	306,900
95,000	Jonah Energy LLC/Jonah Energy Finance Corp., 7.25%, 10/15/25, Callable 10/15/20 @ 105.44(a)	95,713
49,000	Kinder Morgan (Delaware), Inc., 3.05%, 12/1/19, Callable 11/1/19 @ 100	49,429
167,000	Kinder Morgan (Delaware), Inc., 5.05%, 2/15/46, Callable 8/15/45 @ 100^	173,335
63,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	73,655
1,462,000	Kinder Morgan Energy Partners LP, 5.50%, 3/1/44, Callable 9/1/43 @ 100	1,557,310
1,163,000	Midstates Petroleum Co., Inc., 10.75%, 10/1/20(e)(f)	—
300,000	NuStar Logistics LP, 5.63%, 4/28/27, Callable 1/28/27 @ 100^	305,250
300,000	PBF Holding Co. LLC/PBF Finance Corp., 7.00%, 11/15/23, Callable 11/15/18 @ 105.25^	312,000
57,000	Phillips 66 Partners LP, 2.65%, 2/15/20, Callable 1/15/20 @ 100	56,999
300,000	Range Resources Corp., 5.00%, 8/15/22, Callable 5/15/22 @ 100	298,500
300,000	Rose Rock Midstream LP, 5.63%, 7/15/22, Callable 1/22/18 @ 104.22^	296,250
346,000	Southeast Supply Header LLC, 4.25%, 6/15/24, Callable 3/15/24 @ 100(a)	357,797
348,000	Southwestern Energy Co., 6.70%, 1/23/25, Callable 10/23/24 @ 100^	361,485
65,000	Southwestern Energy Co., 7.50%, 4/1/26, Callable 4/1/21 @ 105.63^	69,063
300,000	Summit Midstream Holdings LLC, 5.75%, 4/15/25, Callable 4/15/20 @ 104.31	302,517
848,000	Sunoco Logistics Partners Operations LP, 5.40%, 10/1/47, Callable 4/1/47 @ 100	853,727
347,000	Sunoco LP/Finance Corp., 6.25%, 4/15/21, Callable 4/15/18 @ 103.13	360,707
205,000	Targa Resources Partners LP, 4.25%, 11/15/23, Callable 5/15/18 @ 102.13	202,694

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$574,000	Western Gas Partners LP, 5.38%, 6/1/21, Callable 3/1/21 @ 100	$608,664
154,000	Western Gas Partners LP, 4.65%, 7/1/26, Callable 4/1/26 @ 100	160,085
222,000	Williams Partners LP, 4.00%, 11/15/21, Callable 8/15/21 @ 100	229,584
357,000	Williams Partners LP, 3.60%, 3/15/22, Callable 1/15/22 @ 100	365,179
242,000	Williams Partners LP, 4.50%, 11/15/23, Callable 8/15/23 @ 100	255,933
426,000	Williams Partners LP, 4.30%, 3/4/24, Callable 12/4/23 @ 100	446,173

		18,143,978

Professional Services (0.1%):
300,000	Tempo Finance, Corp., 6.75%, 6/1/25, Callable 6/1/20 @ 103.38(a)	303,000

Real Estate Management & Development (0.5%):
2,426,000	CBRE Services, Inc., 5.00%, 3/15/23, Callable 3/15/18 @ 102.5	2,494,707
300,000	Howard Hughes Corp. (The), 5.38%, 3/15/25, Callable 3/15/20 @ 104.03(a)	307,500

		2,802,207

Semiconductors & Semiconductor Equipment (0.1%):
200,000	Entegris, Inc., 4.63%, 2/10/26, Callable 11/10/20 @ 103.47(a)	203,000
215,000	Qorvo, Inc., 7.00%, 12/1/25, Callable 12/1/20 @ 103.5	239,994

		442,994

Software (0.3%):
700,000	Solera LLC, 10.50%, 3/1/24, Callable 3/1/19 @ 107.88(a)	787,486
300,000	Sophia LP/Finance, Inc., 9.00%, 9/30/23, Callable 9/30/18 @ 104.5(a)	317,250
190,000	Symantec Corp., 5.00%, 4/15/25, Callable 4/15/20 @ 102.5(a)	197,600
190,000	Veritas US, Inc./Veritas Bermuda, Ltd., 10.50%, 2/1/24, Callable 2/1/19 @ 107.88(a)	197,600

		1,499,936

Specialty Retail (0.0%):
200,000	L Brands, Inc., 6.75%, 7/1/36	200,000

Technology Hardware, Storage & Peripherals (0.0%):
105,000	HP Enterprise Co., 6.35%, 10/15/45, Callable 4/15/45 @ 100^	111,160

Thrifts & Mortgage Finance (0.0%):
160,000	Quicken Loans, Inc., 5.25%, 1/15/28, Callable 1/15/23 @ 102.63(a)	157,952

Tobacco (0.7%):
317,000	Altria Group, Inc., 4.00%, 1/31/24	336,299
140,000	Reynolds American, Inc., 3.25%, 6/12/20	142,253
478,000	Reynolds American, Inc., 4.00%, 6/12/22	499,428
346,000	Reynolds American, Inc., 4.45%, 6/12/25, Callable 3/12/25 @ 100	368,921
179,000	Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	213,366

Continued

9

AZL Pyramis® Total Bond Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Corporate Bonds, continued
Tobacco, continued
$600,000	Reynolds American, Inc., 7.25%, 6/15/37	$832,183
478,000	Reynolds American, Inc., 5.85%, 8/15/45, Callable 2/15/45 @ 100	596,912
1,000,000	Vector Group, Ltd., 6.13%, 2/1/25, Callable 2/1/20 @ 103.06(a)	1,035,001

		4,024,363

Trading Companies & Distributors (0.5%):
299,000	Air Lease Corp., 2.13%, 1/15/18	298,980
442,000	Air Lease Corp., 2.63%, 9/4/18	443,303
499,000	Air Lease Corp., 4.75%, 3/1/20	522,168
297,000	Air Lease Corp., 3.88%, 4/1/21, Callable 3/1/21 @ 100	307,625
348,000	Air Lease Corp., 3.38%, 6/1/21, Callable 5/1/21 @ 100	355,479
703,000	Air Lease Corp., 3.75%, 2/1/22, Callable 12/1/21 @ 100	726,361
82,000	Air Lease Corp., 3.00%, 9/15/23, Callable 7/15/23 @ 100	81,365

		2,735,281

Wireless Telecommunication Services (0.3%):
300,000	Sprint Communications, Inc., 7.25%, 9/15/21	317,625
300,000	Sprint Communications, Inc., 7.88%, 9/15/23	319,500
420,000	Sprint Communications, Inc., 7.13%, 6/15/24	427,350
300,000	Sprint Communications, Inc., 6.88%, 11/15/28	301,875
600,000	T-Mobile USA, Inc., 5.13%, 4/15/25, Callable 4/15/20 @ 102.56^	623,249

		1,989,599

Total Corporate Bonds (Cost $153,838,020)		156,838,781

Yankee Dollars (11.3%):
Banks (1.7%):
642,000	Barclays Bank plc, 3.25%, 1/12/21	648,165
300,000	Barclays Bank plc, 7.63%, 11/21/22	339,750
874,000	Barclays Bank plc, 4.38%, 1/12/26	909,151
205,000	HSBC Holdings plc, 4.25%, 3/14/24^	214,139
980,000	Intesa Sanpaolo SpA, 5.71%, 1/15/26^(a)	1,032,413
791,000	Rabobank Nederland NY, 4.38%, 8/4/25	834,984
200,000	RBS Citizens Financial Group, Inc., 4.15%, 9/28/22(a)	207,412
3,808,000	Royal Bank of Scotland Group plc, 6.13%, 12/15/22	4,173,880
675,000	Royal Bank of Scotland Group plc, 6.10%, 6/10/23	743,285
682,000	Royal Bank of Scotland Group plc, 6.00%, 12/19/23	751,170

		9,854,349

Beverages (0.0%):
125,000	Cott Corp., 5.50%, 4/1/25, Callable 4/1/20 @ 104.13^(a)	128,438

Capital Markets (1.3%):
720,000	Credit Suisse Group Fun, Ltd., 2.75%, 3/26/20	722,807
1,000,000	Credit Suisse Group Fun, Ltd., 3.80%, 9/15/22	1,031,539
1,175,000	Credit Suisse Group Fun, Ltd., 3.80%, 6/9/23	1,211,771
720,000	Credit Suisse Group Fun, Ltd., 3.75%, 3/26/25	734,679
63,000	Credit Suisse New York, 6.00%, 2/15/18	63,286
263,000	Deutsche Bank AG, 4.25%, 10/14/21	273,616
1,462,000	Deutsche Bank AG, 4.50%, 4/1/25^	1,483,706

Principal Amount		Fair Value
Yankee Dollars, continued
Capital Markets, continued
$1,021,000	Deutsche Bank NY, 3.30%, 11/16/22	$1,015,796
469,000	Thomson Reuters Corp., 3.85%, 9/29/24, Callable 6/29/24 @ 100	486,175
733,000	UBS Group AG, 4.13%, 9/24/25(a)	769,250

		7,792,625

Chemicals (0.2%):
275,000	Consolidated Energy Finance SA, 6.88%, 6/15/25, Callable 6/15/20 @ 105.16(a)	291,500
300,000	Nova Chemicals Corp., 4.88%, 6/1/24, Callable 3/3/24 @ 100(a)	299,250
200,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.38%, 9/1/25, Callable 9/1/20 @ 102.69(a)	207,000

		797,750

Communications Equipment (0.0%):
255,000	Nokia OYJ, 4.38%, 6/12/27	252,068

Containers & Packaging (0.1%):
300,000	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 7.25%, 5/15/24, Callable 5/15/19 @ 105.44(a)	326,625
105,000	Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00%, 2/15/25, Callable 2/15/20 @ 104.5(a)	110,513

		437,138

Diversified Financial Services (0.0%):
180,000	Camelot Finance SA, 7.88%, 10/15/24, Callable 10/15/19 @ 103.94(a)	192,150

Diversified Telecommunication Services (0.6%):
300,000	Intelsat Jackson Holdings SA, 9.50%, 9/30/22(a)	345,750
300,000	Intelsat Jackson Holdings SA, 8.00%, 2/15/24, Callable 2/15/19 @ 104^(a)	315,750
300,000	Sable International Finance, Ltd., 6.88%, 8/1/22, Callable 8/1/18 @ 105.16(a)	317,625
300,000	SFR Group SA, 7.38%, 5/1/26, Callable 5/1/21 @ 103.69(a)	307,875
300,000	Telecom Italia SpA, 5.30%, 5/30/24(a)	320,250
300,000	Telesat Canada, 8.88%, 11/15/24, Callable 11/15/19 @ 106.66(a)	336,000
300,000	Ziggo Secured Finance BV, 5.50%, 1/15/27, Callable 1/15/22 @ 102.75(a)	297,750

		2,241,000

Electrical Equipment (0.1%):
300,000	Sensata Technologies BV, 4.88%, 10/15/23(a)	313,500

Energy Equipment & Services (0.0%):
305,000	Ensco plc, 4.50%, 10/1/24, Callable 7/1/24 @ 100^	256,200
300,000	Noble Holding International, Ltd., 7.75%, 1/15/24, Callable 10/15/23 @ 100	258,000
180,000	Precision Drilling Corp., 7.75%, 12/15/23, Callable 12/15/19 @ 103.88^	189,000

		703,200

Food Products (0.0%):
160,000	Fage International/Fage USA, 5.63%, 8/15/26, Callable 8/15/21 @ 102.81(a)	154,400

Continued

10

AZL Pyramis® Total Bond Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Yankee Dollars, continued
Gas Utilities (0.1%):
$340,000	LBC Tank Terminals Holding Netherlands BV, 6.88%, 5/15/23, Callable 5/15/18 @ 103.44(c)	$354,025

Hotels, Restaurants & Leisure (0.1%):
175,000	1011778 BC ULC New Red Finance, Inc., 4.25%, 5/15/24, Callable 5/15/20 @ 102.13^(a)	174,563
300,000	Studio City Co., Ltd., 7.25%, 11/30/21, Callable 11/30/18 @ 103.63(a)	316,500

		491,063

Insurance (0.0%):
200,000	AIA Group, Ltd., 2.25%, 3/11/19(a)	198,846

Machinery (0.0%):
107,000	Ingersoll-Rand Lux Financial Holding, 2.63%, 5/1/20, Callable 4/1/20 @ 100	106,971

Media (0.4%):
600,000	Altice Financing SA, 7.50%, 5/15/26, Callable 5/15/21 @ 103.75(a)	639,000
300,000	Altice Finco SA, 8.13%, 1/15/24, Callable 12/15/18 @ 104.06^(a)	313,500
190,000	LG Financeco Corp., 5.88%, 11/1/24, Callable 11/1/19 @ 104.41(a)	200,688
790,000	MDC Partners, Inc., 6.50%, 5/1/24, Callable 5/1/19 @ 104.88^(a)	793,950

		1,947,138

Metals & Mining (0.3%):
400,000	BHP Billiton Finance USA, Ltd., 6.25%(USSW5+497bps), 10/19/75, Callable 10/19/20 @ 100(a)	433,000
681,000	BHP Billiton Finance USA, Ltd., 6.75%(USSW5+509bps), 10/19/75, Callable 10/20/25 @ 100^(a)	795,129
200,000	Corp. Nacional del Cobre de Chile, 3.63%, 8/1/27, Callable 5/1/27 @ 100(a)	200,218
200,000	Corp. Nacional del Cobre de Chile, 4.50%, 8/1/47, Callable 2/1/47 @ 100(a)	214,928
300,000	First Quantum Minerals, Ltd., 7.25%, 5/15/22, Callable 2/5/18 @ 105.44(a)	314,490

		1,957,765

Multi-Utilities (0.0%):
215,000	Intergen NV, 7.00%, 6/30/23, Callable 6/30/18 @ 103.5(a)	208,013

Oil, Gas & Consumable Fuels (3.5%):
164,000	Canadian Natural Resources, Ltd., 1.75%, 1/15/18	163,971
309,000	Canadian Natural Resources, Ltd., 5.85%, 2/1/35	362,239
558,000	Cenovus Energy, Inc., 4.25%, 4/15/27, Callable 1/15/27 @ 100^	556,656
330,000	Empresa Nacional del Pet, 4.38%, 10/30/24(a)	345,063
218,000	Enbridge, Inc., 4.25%, 12/1/26, Callable 9/1/26 @ 100	227,948
252,000	Enbridge, Inc., 5.50%, 12/1/46, Callable 5/29/46 @ 100	303,020
1,500,000	Encana Corp., 6.63%, 8/15/37	1,909,564
244,000	Navios Maritime Holdings/Finance, 7.38%, 1/15/22, Callable 2/5/18 @ 103.69(a)	195,810

Principal Amount		Fair Value
Yankee Dollars, continued
Oil, Gas & Consumable Fuels, continued
$349,000	Petrobras Global Finance Co., 4.38%, 5/20/23^	$345,151
1,229,000	Petrobras Global Finance Co., 5.63%, 5/20/43	1,098,283
2,677,000	Petrobras Global Finance Co., 7.25%, 3/17/44	2,784,079
1,910,000	Petrobras International Finance Co., 5.38%, 1/27/21^	1,986,400
225,000	Petroleos Mexicanos, 6.00%, 3/5/20	238,725
1,471,000	Petroleos Mexicanos, 4.88%, 1/18/24^	1,523,882
1,036,000	Petroleos Mexicanos, 4.50%, 1/23/26^	1,034,135
480,000	Petroleos Mexicanos, 6.50%, 3/13/27(a)	524,640
1,220,000	Petroleos Mexicanos, 6.50%, 3/13/27(a)	1,333,460
1,039,000	Petroleos Mexicanos, 6.50%, 6/2/41	1,068,612
841,000	Petroleos Mexicanos, 5.50%, 6/27/44	773,686
1,005,000	Petroleos Mexicanos, 5.63%, 1/23/46	930,128
1,677,000	Petroleos Mexicanos, 6.75%, 9/21/47	1,750,535
510,000	Petroleos Mexicanos, 6.75%, 9/21/47^(a)	532,364
222,000	Teine Energy, Ltd., 6.88%, 9/30/22, Callable 2/5/18 @ 105.16(a)	229,215

		20,217,566

Pharmaceuticals (0.9%):
865,000	Actavis Funding SCS, 2.45%, 6/15/19	864,987
624,000	Actavis Funding SCS, 3.45%, 3/15/22, Callable 1/15/22 @ 100	634,018
336,000	Mylan NV, 2.50%, 6/7/19	335,653
685,000	Mylan NV, 3.15%, 6/15/21, Callable 5/15/21 @ 100	688,824
337,000	Mylan NV, 3.95%, 6/15/26, Callable 3/15/26 @ 100^	339,820
400,000	Perrigo Finance plc, 3.90%, 12/15/24, Callable 9/15/24 @ 100	406,702
484,000	Teva Pharmaceuticals Industries, Ltd., 2.20%, 7/21/21	442,120
346,000	Teva Pharmaceuticals Industries, Ltd., 2.80%, 7/21/23^	301,300
412,000	Teva Pharmaceuticals Industries, Ltd., 3.15%, 10/1/26^	340,166
185,000	Valeant Pharmaceuticals, 5.50%, 3/1/23, Callable 3/1/18 @ 102.75(a)	169,275
305,000	Valeant Pharmaceuticals International, Inc., 6.50%, 3/15/22, Callable 3/15/19 @ 103.25(a)	320,250
230,000	Valeant Pharmaceuticals International, Inc., 7.00%, 3/15/24, Callable 3/15/20 @ 103.5(a)	246,100
592,000	VRX Escrow Corp., 6.13%, 4/15/25, Callable 4/15/20 @ 103.06^(a)	541,679

		5,630,894

Professional Services (0.2%):
365,000	IHS Markit, Ltd., 4.75%, 2/15/25, Callable 11/15/24 @ 100(a)	385,075
980,000	Nielsen Co. Luxembourg SARLl (The), 5.00%, 2/1/25, Callable 2/1/20 @ 103.75^(a)	1,016,750

		1,401,825

Semiconductors & Semiconductor Equipment (0.1%):
300,000	NXP BV/NXP Funding LLC, 4.63%, 6/1/23(a)	313,800

Software (0.1%):
550,000	Open Text Corp., 5.63%, 1/15/23, Callable 2/5/18 @ 104.22(a)	572,688

Continued

11

AZL Pyramis® Total Bond Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
Yankee Dollars, continued
Sovereign Bond (0.5%):
$1,344,000	Dominican Republic, 5.50%, 1/27/25(a)	$1,422,960
1,500,000	Republic of Belarus, 8.95%, 1/26/18(a)	1,502,850

		2,925,810

Tobacco (0.3%):
690,000	Imperial Tobacco Finance, 3.75%, 7/21/22, Callable 5/21/22 @ 100(a)	713,047
690,000	Imperial Tobacco Finance, 4.25%, 7/21/25, Callable 4/21/25 @ 100(a)	723,493

		1,436,540

Trading Companies & Distributors (0.7%):
1,344,000	AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 5.00%, 10/1/21	1,432,685
2,165,000	AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 4.63%, 7/1/22	2,293,577
347,000	FLY Leasing, Ltd., 6.38%, 10/15/21, Callable 2/5/18 @ 104.78^	361,748

		4,088,010

Wireless Telecommunication Services (0.1%):
300,000	Millicom International Cellular SA, 6.00%, 3/15/25, Callable 3/15/20 @ 103(a)	318,750

Total Yankee Dollars (Cost $63,074,365)		65,036,322

Municipal Bonds (1.7%):
California (0.5%):
460,000	California State, Build America Bonds, GO, 7.30%, 10/1/39	686,256
10,000	California State, Build America Bonds, GO, 7.35%, 11/1/39	15,007
400,000	California State, Build America Bonds, GO, 7.50%, 4/1/34	592,328
965,000	California State, Build America Bonds, GO, 7.55%, 4/1/39	1,518,533

		2,812,124

Illinois (1.2%):
176,000	Illinois State, Build America Bonds, GO, 6.20%, 7/1/21	184,152
10,000	Illinois State, Build America Bonds, GO, Series 3, 5.55%, 4/1/19	10,266
425,000	Illinois State, Build America Bonds, GO, Series 3, 6.73%, 4/1/35	471,980
1,935,000	Illinois State, Build America Bonds, GO, 7.35%, 7/1/35	2,237,188
420,000	Illinois State, Build America Bonds, GO, 4.00%, 12/1/20	423,066
1,340,000	Illinois State, Build America Bonds, GO, 5.88%, 3/1/19	1,381,754
645,000	Illinois State, Build America Bonds, GO, 5.67%, 3/1/18	648,509
105,000	Chicago Illinois, Taxable Project, Build America Bonds, GO, Series B, 5.43%, 1/1/42	101,116
395,000	Chicago Illinois, Taxable Project, Build America Bonds, GO, Series C1, 7.78%, 1/1/35	473,329
80,000	Chicago Illinois, Taxable Project, Build America Bonds, GO, Series B, 5.63%, 1/1/22	81,242
96,000	Illinois State, Build America Bonds, GO, 4.35%, 6/1/18	96,673

Principal Amount		Fair Value
Municipal Bonds, continued
Illinois, continued
$315,000	Illinois State, Build America Bonds, GO, 6.63%, 2/1/35	$349,562
295,000	Illinois State, Build America Bonds, GO, 5.10%, 6/1/33	294,510
125,000	Illinois State, Build America Bonds, GO, 4.95%, 6/1/23	130,443

		6,883,790

Total Municipal Bonds (Cost $9,324,888)		9,695,914

U.S. Government Agency Mortgages (20.3%):
Federal Home Loan Mortgage Corporation (6.0%)
80,244	3.00%, 2/1/31, Pool#G15741	81,773
404,386	3.00%, 4/1/31, Pool#G15799	412,093
22,261	3.00%, 5/1/31, Pool#J34616	22,694
70,656	3.00%, 6/1/31, Pool#J34680	72,003
155,240	2.50%, 7/1/31, Pool#J34888	155,082
194,913	3.00%, 2/1/32, Pool#G16076	198,642
751,996	3.50%, 3/1/32, Pool#C91403	782,653
746,017	3.00%, 3/1/32, Pool#G16113	760,301
2,004,860	3.50%, 7/1/32, Pool#C91467	2,086,609
369,409	4.00%, 6/1/33, Pool#G30718	390,465
1,707,641	4.00%, 5/1/37, Pool#C91938	1,804,705
2,443,792	5.00%, 2/1/38, Pool#G60365	2,650,243
124,909	3.50%, 4/1/40, Pool#V81744	128,899
143,053	3.50%, 5/1/40, Pool#V81750	147,622
242,187	3.50%, 6/1/40, Pool #V81792	249,922
112,211	3.50%, 8/1/40, Pool #V81886	115,795
90,620	3.50%, 9/1/40, Pool #V81958	93,515
933,760	4.00%, 1/1/41, Pool #A96413	980,359
767,879	4.00%, 2/1/41, Pool #A96807	806,199
97,481	4.50%, 3/1/41, Pool #A97673	104,015
155,354	4.50%, 4/1/41, Pool #A97942	165,759
419,049	5.00%, 6/1/41, Pool #G06596	459,465
2,080,006	4.50%, 1/1/42, Pool #G60517	2,219,206
59,527	3.50%, 8/1/42, Pool #Q10392	61,430
78,995	3.50%, 8/1/42, Pool #Q10434	81,519
83,977	3.50%, 8/1/42, Pool #Q10047	86,663
73,307	3.50%, 8/1/42, Pool #Q10164	75,652
85,226	3.50%, 9/1/42, Pool #Q11244	87,951
69,548	4.00%, 11/1/42, Pool #Q13121	73,427
55,545	3.50%, 11/1/42, Pool #G07231	57,322
173,528	3.00%, 12/1/42, Pool #C04320	174,484
715,075	3.50%, 4/1/43, Pool #G07921	737,919
640,481	3.50%, 4/1/43, Pool #Q17209	660,904
117,967	4.00%, 5/1/43, Pool #Q18481	124,540
59,157	4.00%, 7/1/43, Pool #Q19597	62,453
73,985	4.00%, 10/1/43, Pool #Q22499	78,108
747,788	3.00%, 10/1/43, Pool #G08553	750,946
143,104	4.00%, 1/1/44, Pool #V80950	151,071
454,219	4.00%, 1/1/45, Pool #Q30720	475,135
81,141	3.50%, 3/1/45, Pool #Q31974	83,693
152,242	3.50%, 3/1/45, Pool #Q32008	157,031
74,442	3.50%, 3/1/45, Pool #Q32328	76,783
49,869	3.00%, 5/1/45, Pool #Q33468	49,967
402,524	3.50%, 5/1/45, Pool #Q33547	414,549
305,946	3.00%, 6/1/45, Pool #Q34156	306,546
454,267	3.50%, 6/1/45, Pool #Q34164	467,872

Continued

12

AZL Pyramis® Total Bond Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$75,203	3.50%, 6/1/45, Pool #Q33791	$77,455
479,374	3.50%, 6/1/45, Pool #Q34311	494,453
28,743	3.00%, 7/1/45, Pool #Q34979	28,851
80,544	3.00%, 7/1/45, Pool #Q34759	80,811
117,473	4.00%, 8/1/45, Pool #Q35845	123,064
30,501	4.00%, 9/1/45, Pool #Q37853	32,124
536,654	3.50%, 11/1/45, Pool #Q37467	553,536
27,823	4.00%, 11/1/45, Pool #Q38812	29,096
27,155	4.00%, 2/1/46, Pool #Q38782	28,602
14,643	4.00%, 2/1/46, Pool #Q38879	15,384
36,142	4.00%, 2/1/46, Pool #Q38783	37,795
571,248	3.50%, 5/1/46, Pool #G60553	590,182
178,674	3.50%, 5/1/46, Pool #G60603	184,265
554,427	3.50%, 9/1/46, Pool #Q43257	571,754
927,488	3.00%, 10/1/46, Pool #Q43734	928,724
3,230,285	3.00%, 12/1/46, Pool #G08737	3,233,588
51,968	3.00%, 12/1/46, Pool #Q44977	52,035
2,393,462	3.00%, 1/1/47, Pool #G08741	2,395,786
1,432,425	3.00%, 2/1/47, Pool #G08747	1,433,619
2,400,000	3.50%, 1/15/48, TBA	2,464,626

		33,539,734

Federal National Mortgage Association (9.8%)
96,562	3.00%, 10/1/28, Pool #AS0758	98,753
70,050	2.50%, 10/1/28, Pool #AU2669	70,379
111,813	3.00%, 1/1/29, Pool #AL4753	114,345
27,380	3.00%, 8/1/29, Pool #AW9071	27,947
496,195	3.50%, 9/1/29, Pool #AL5878	515,538
1,992,511	3.50%, 11/1/30, Pool #AL7688	2,066,193
30,766	3.00%, 12/1/30, Pool #BC3672	31,367
22,351	3.00%, 5/1/31, Pool #BA7510	22,788
22,835	3.00%, 6/1/31, Pool #BD1758	23,281
888,469	3.00%, 7/1/31, Pool #AS7629	905,435
267,205	3.00%, 7/1/31, Pool #BC1464	272,491
306,573	2.50%, 10/1/31, Pool #MA2775	306,245
127,130	3.00%, 3/1/32, Pool #BM1008	129,908
429,224	3.00%, 3/1/32, Pool #BM1045	437,750
188,096	3.00%, 3/1/32, Pool #BM1099	191,834
579,583	3.00%, 4/1/32, Pool #BE6636	590,650
702,328	3.00%, 4/1/32, Pool #AS9509	715,739
176,012	3.00%, 5/1/32, Pool #BM1274	179,726
137,365	3.00%, 6/1/32, Pool #BM1271	140,372
232,091	2.50%, 6/1/32, Pool #BE9933	231,843
188,773	3.00%, 7/1/32, Pool #BH5093	192,474
714,925	3.00%, 7/1/32, Pool #BM1449	731,011
376,320	3.00%, 7/1/32, Pool #BH5887	383,506
233,678	3.00%, 7/1/32, Pool #BH5894	238,140
291,167	3.00%, 8/1/32, Pool #BM1669	298,294
63,313	3.00%, 9/1/32, Pool #BH9194	64,575
977,742	3.00%, 9/1/32, Pool #890789	997,222
559,605	2.50%, 9/1/32, Pool #BH8766	559,007
34,874	3.00%, 9/1/32, Pool #BH9193	35,640
6,622	4.50%, 7/1/33, Pool #720240	7,063
8,498	4.50%, 7/1/33, Pool #729327	9,048
7,870	4.50%, 8/1/33, Pool #727029	8,424
18,122	4.50%, 8/1/33, Pool #726928	19,546
20,289	4.50%, 8/1/33, Pool #726956	21,880

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$7,880	4.50%, 8/1/33, Pool #723124	$8,401
10,763	4.50%, 8/1/33, Pool #727160	11,610
12,654	4.50%, 8/1/33, Pool #729713	13,638
54,721	4.50%, 8/1/33, Pool #729380	59,020
339,902	3.50%, 8/1/33, Pool #AL4227	351,385
42,873	4.50%, 9/1/33, Pool #727147	46,244
16,659	4.50%, 9/1/33, Pool #734922	17,969
50,024	4.50%, 12/1/33, Pool #AL5321	53,975
124,940	3.50%, 1/1/34, Pool #AS1612	130,009
56,169	3.50%, 1/1/34, Pool #AS1406	58,448
180,999	3.50%, 1/1/34, Pool #AS1611	188,342
24,580	3.50%, 1/1/34, Pool #AS1614	25,577
45,327	6.00%, 10/1/34, Pool #AL2130	51,952
274,997	5.50%, 11/1/34, Pool #725946	305,088
133,059	5.50%, 1/1/35, Pool #735141	147,602
98,395	4.50%, 9/1/35, Pool #AB8198	106,100
943,498	6.00%, 5/1/36, Pool #745512	1,071,227
69,043	5.50%, 9/1/36, Pool #AD0500	76,615
470,189	6.00%, 1/1/37, Pool #932030	531,274
89,436	6.00%, 3/1/37, Pool #889506	101,274
121,284	6.00%, 1/1/38, Pool #889371	139,377
353,139	5.00%, 2/1/38, Pool #310165	383,530
41,715	6.00%, 3/1/38, Pool #889219	47,735
23,372	6.00%, 7/1/38, Pool #889733	26,827
137,457	4.50%, 3/1/39, Pool #AB0051	148,259
640,445	4.50%, 4/1/39, Pool #AB0043	690,755
635,832	5.00%, 6/1/39, Pool #AL7521	690,355
232,059	5.00%, 6/1/39, Pool #AL7550	251,956
795,906	6.00%, 7/1/39, Pool #BF0030	882,851
164,794	6.00%, 5/1/40, Pool #AL2129	189,954
91,221	4.00%, 12/1/40, Pool #AA4757	95,832
15,766	6.00%, 1/1/42, Pool #AL2128	18,072
127,233	3.50%, 9/1/42, Pool #AP4100	131,352
320,247	3.00%, 9/1/42, Pool #AB6126	321,978
245,886	3.00%, 10/1/42, Pool #AB6509	247,214
443,616	3.00%, 10/1/42, Pool #AB6504	446,013
480,734	3.00%, 11/1/42, Pool #AB6976	483,332
166,982	3.00%, 12/1/42, Pool #AB7282	167,884
24,873	3.50%, 12/1/42, Pool #AQ9054	25,679
739,537	3.00%, 1/1/43, Pool #AB7586	743,521
153,226	3.50%, 1/1/43, Pool #AQ9328	158,179
873,934	3.00%, 1/1/43, Pool #AL3181	879,004
30,943	3.50%, 2/1/43, Pool #AR1797	31,936
375,571	2.50%, 2/1/43, Pool #AB8465	364,173
285,949	3.00%, 2/1/43, Pool #AB7846	287,608
39,253	3.50%, 3/1/43, Pool #AR6751	40,511
100,324	3.50%, 3/1/43, Pool #AL3409	103,549
36,529	3.50%, 3/1/43, Pool #AR7567	37,683
194,178	3.50%, 8/1/43, Pool #AL7261	200,505
422,341	3.00%, 9/1/43, Pool #AL5059	424,788
501,611	4.50%, 3/1/44, Pool #AL5082	534,615
512,067	3.00%, 6/1/44, Pool #AL7195	515,031
504,988	5.00%, 11/1/44, Pool #AL7307	548,310
45,447	4.00%, 12/1/44, Pool #AW9502	47,544
30,232	4.00%, 12/1/44, Pool #AY0045	31,643
217,176	4.00%, 12/1/44, Pool #AX8459	229,156

Continued

13

AZL Pyramis® Total Bond Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$104,279	3.50%, 3/1/45, Pool #AY5352	$107,603
381,633	4.00%, 3/1/45, Pool #AL6541	402,702
159,402	3.50%, 5/1/45, Pool #AY9324	164,481
116,485	3.50%, 5/1/45, Pool #AY9074	120,204
182,370	3.50%, 5/1/45, Pool #AY9287	187,961
125,009	3.50%, 5/1/45, Pool #AZ0727	128,998
152,849	4.00%, 5/1/45, Pool #AZ1207	159,930
71,581	4.00%, 5/1/45, Pool #AZ1876	75,360
143,824	3.50%, 5/1/45, Pool #AZ1192	148,408
124,323	3.00%, 5/1/45, Pool #AS4972	124,652
85,781	4.00%, 6/1/45, Pool #AZ2719	90,302
1,342,992	3.50%, 6/1/45, Pool #AY5622	1,385,807
456,609	4.00%, 6/1/45, Pool #AY8096	477,858
225,281	4.00%, 6/1/45, Pool #AY8126	235,705
328,597	5.00%, 6/1/45, Pool #AZ3448	353,734
78,371	4.00%, 6/1/45, Pool #AZ3341	82,502
223,104	3.50%, 7/1/45, Pool #AZ3198	230,217
32,974	3.50%, 7/1/45, Pool #AS5312	33,988
349,337	4.00%, 7/1/45, Pool #AZ1783	365,486
402,943	4.00%, 7/1/45, Pool #AZ0833	424,148
866,816	3.50%, 7/1/45, Pool #AZ0814	892,960
279,709	3.00%, 8/1/45, Pool #AS5634	280,397
47,313	3.00%, 8/1/45, Pool #AZ3728	47,429
122,569	3.00%, 8/1/45, Pool #AZ8288	122,871
240,995	3.50%, 8/1/45, Pool #AY8424	248,264
181,623	4.00%, 10/1/45, Pool #AL7413	191,610
943,952	4.00%, 10/1/45, Pool #AL7593	995,828
82,797	4.00%, 11/1/45, Pool #AZ0560	86,595
42,405	4.00%, 12/1/45, Pool #BC0997	44,366
130,539	4.00%, 12/1/45, Pool #BA6404	136,551
71,493	4.00%, 12/1/45, Pool #AS6350	75,417
132,858	3.50%, 12/1/45, Pool #AL7890	137,092
1,679,688	4.00%, 2/1/46, Pool #BC1578	1,756,988
79,133	4.00%, 4/1/46, Pool #BC7809	82,789
56,554	4.00%, 4/1/46, Pool #BC3920	59,164
19,059	4.00%, 5/1/46, Pool #BC2276	19,935
804,815	4.00%, 6/1/46, Pool #AL9282	841,867
592,005	4.00%, 6/1/46, Pool #BC0960	619,298
153,557	4.00%, 7/1/46, Pool #BC6148	160,641
794,637	3.50%, 7/1/46, Pool #AL9515	818,689
128,009	4.00%, 8/1/46, Pool #BD1451	133,919
47,240	3.50%, 8/1/46, Pool #BD5247	48,755
151,170	3.50%, 8/1/46, Pool #AL8970	155,817
1,993,343	3.00%, 8/1/46, Pool #BC1509	1,996,852
283,830	3.50%, 8/1/46, Pool #AL8990	292,916
143,491	4.50%, 8/1/46, Pool #AL9111	152,810
1,711,254	3.00%, 9/1/46, Pool #AS7844	1,714,267
1,565,234	3.00%, 9/1/46, Pool #BC2817	1,567,990
28,713	3.50%, 9/1/46, Pool #BD0711	29,634
76,988	3.50%, 9/1/46, Pool #BD7792	79,456
148,598	4.00%, 9/1/46, Pool #BD1489	155,458
372,160	3.50%, 10/1/46, Pool #AL9285	382,308
455,742	3.50%, 10/1/46, Pool #BC4760	470,364
1,289,195	3.00%, 10/1/46, Pool #AL9397	1,291,465
45,107	4.00%, 10/1/46, Pool #BD7599	47,194
183,823	3.50%, 11/1/46, Pool #BC9014	189,720

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$1,784,856	3.50%, 12/1/46, Pool #BD8504	$1,842,116
67,726	3.50%, 12/1/46, Pool #BE5877	69,899
914,516	3.50%, 12/1/46, Pool #BC9077	942,226
632,466	3.00%, 1/1/47, Pool #MA2863	632,787
796,308	3.50%, 1/1/47, Pool #AL9776	820,438
40,592	3.50%, 1/1/47, Pool #BE7834	41,895
1,902,011	4.50%, 2/1/47, Pool #AL9846	2,025,186
3,316,991	4.00%, 2/1/47, Pool #AL9779	3,499,630
197,047	3.50%, 2/1/47, Pool #BE5696	203,018
445,582	4.50%, 3/1/47, Pool #BE9261	477,882
357,540	4.50%, 3/1/47, Pool #BE9260	381,919
947,604	3.50%, 7/1/47, Pool #BM3041	978,995

		58,104,588

Government National Mortgage Association (4.5%)
15,409	5.00%, 6/15/34, Pool #629493	16,713
12,396	5.00%, 3/15/38, Pool #676766	13,450
4,628	5.00%, 4/15/38, Pool #672672	5,000
20,516	5.00%, 8/15/38, Pool #687818	22,141
142,688	5.00%, 1/15/39, Pool #705997	154,126
1,929	5.00%, 3/15/39, Pool #697946	2,092
296,352	5.00%, 3/15/39, Pool #646746	321,429
316,629	4.00%, 10/15/40, Pool #783143	332,181
753,493	4.50%, 3/20/41, Pool #4978	799,190
542,056	4.00%, 5/20/41, Pool #5054	570,511
268,391	4.50%, 5/20/41, Pool #005055	284,498
257,681	4.50%, 6/15/41, Pool #366975	275,383
175,261	4.50%, 6/20/41, Pool #005082	185,737
619,432	4.00%, 10/20/41, Pool #5203	651,970
664,949	3.50%, 12/20/41, Pool #5258	691,108
1,179,723	4.00%, 1/20/42, Pool #5280	1,241,692
69,499	4.00%, 11/20/42, Pool #AB9233	73,254
390,056	3.00%, 12/20/42, Pool #MA0624	395,480
471,106	3.00%, 12/20/42, Pool #AA5872	477,898
69,608	3.00%, 1/20/43, Pool #MA0698	70,583
3,806,620	3.50%, 1/20/43, Pool #MA0699	3,956,393
845,981	3.50%, 2/20/43, Pool #MA0783	879,267
305,124	3.00%, 3/20/43, Pool #AA6146	309,618
105,038	3.50%, 3/20/43, Pool #AD8884	109,243
125,239	3.00%, 3/20/43, Pool #AD8812	127,128
40,803	3.50%, 4/20/43, Pool #AB9891	42,498
714,711	3.50%, 4/20/43, Pool #783976	742,831
109,564	3.50%, 4/20/43, Pool #AD9075	114,031
487,956	4.00%, 4/15/46, Pool #784232	510,505
400,829	4.00%, 4/20/46, Pool #MA3598	420,316
114,070	3.00%, 5/20/46, Pool #MA3662	115,216
31,832	3.50%, 5/20/46, Pool #AR9166	33,016
41,446	3.50%, 5/20/46, Pool #AR9028	42,978
44,294	3.50%, 5/20/46, Pool #AS4272	45,918
163,859	3.50%, 6/20/46, Pool #AT4139	169,937
54,536	3.50%, 6/20/46, Pool #AS4285	56,531
105,104	3.00%, 6/20/46, Pool #MA3735	106,159
35,899	3.50%, 6/20/46, Pool #AT4134	37,230
55,941	3.50%, 7/20/46, Pool #784391	58,041
788,376	3.00%, 7/20/46, Pool #MA3802	796,295
363,257	3.00%, 8/20/46, Pool #MA3873	366,906
1,788,672	3.00%, 9/20/46, Pool #MA3936	1,806,639
54,102	3.00%, 10/20/46, Pool #MA4003	54,646

Continued

14

AZL Pyramis® Total Bond Fund

Schedule of Portfolio Investments

December 31, 2017

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$327,402	3.00%, 11/20/46, Pool #MA4068	$330,691
3,472,819	3.00%, 12/20/46, Pool #MA4126	3,507,703
515,495	4.00%, 1/15/47, Pool #AX5831	538,645
464,294	4.00%, 1/15/47, Pool #AX5857	485,399
848,636	3.00%, 1/20/47, Pool #MA4195	857,161
470,473	3.00%, 2/20/47, Pool #MA4261	475,199
461,015	4.00%, 4/20/47, Pool #784303	481,542
522,638	4.00%, 4/20/47, Pool #784304	545,869
100,001	4.00%, 5/20/47, Pool #MA4452	104,315
443,399	Class JA, Series 2015-H21, 2.50%, 6/20/65, Callable 5/20/21 @ 100	444,056
		25,256,358

Total U.S. Government Agency Mortgages (Cost $117,520,783)		116,900,680

U.S. Treasury Obligations (33.2%):
U.S. Treasury Bonds (3.1%)
3,535,000	2.50%, 2/15/46	3,363,912
13,490,000	3.00%, 2/15/47	14,187,159

		17,551,071

U.S. Treasury Inflation Index Bonds (3.0%)
4,362,000	1.38%, 2/15/44	5,329,619
9,627,000	0.75%, 2/15/45	10,134,654
1,717,000	1.00%, 2/15/46	1,909,448

		17,373,721

U.S. Treasury Inflation Index Notes (2.9%)
3,342,000	0.25%, 1/15/25	3,449,584
7,466,000	0.63%, 1/15/26	7,874,433
4,972,000	0.13%, 7/15/26	4,999,175

		16,323,192

U.S. Treasury Notes (24.2%)
14,000,000	0.75%, 10/31/18	13,884,609
17,547,000	1.25%, 3/31/21	17,113,808

Shares or Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Notes, continued
$5,324,000	1.38%, 4/30/21	$5,208,785
33,191,000	1.88%, 3/31/22	32,816,306
5,498,000	1.75%, 6/30/22	5,398,564
13,923,000	1.88%, 7/31/22	13,734,278
14,207,000	1.88%, 9/30/22	14,001,109
8,734,000	2.13%, 7/31/24	8,630,284
3,247,000	2.25%, 10/31/24	3,232,033
4,245,000	2.13%, 11/30/24	4,189,284
10,099,000	2.25%, 12/31/24	10,044,560
9,226,000	1.50%, 8/15/26	8,583,784
3,368,000	3.00%, 5/15/47	3,541,005

		140,378,409

Total U.S. Treasury Obligations (Cost $192,850,665)		191,626,393

Warrant (0.0%):
Oil, Gas & Consumable Fuels (0.0%):
3,749	Midstates Petroleum Co., Inc., 4/21/20(d)(e)	1,875

Total Warrant (Cost $8,435)		1,875

Securities Held as Collateral for Securities on Loan (5.7%):
33,152,802	AZL Pyramis® Total Bond Fund Securities Lending Collateral Account(g)	33,152,802

Total Securities Held as Collateral for Securities on Loan (Cost $33,152,802)		33,152,802

Unaffiliated Investment Company (5.4%):
31,093,570	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.11%(h)	31,093,570

Total Unaffiliated Investment Company (Cost $31,093,570)		31,093,570

Total Investment Securities (Cost $614,679,730)(i) — 107.2%		618,180,047
Net other assets (liabilities) — (7.2)%		(41,425,672)

Net Assets — 100.0%		$576,754,375

Percentages indicated are based on net assets as of December 31, 2017.

GO—General Obligation

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

TBA—To Be Announced Security

US0001M—1 Month US Dollar LIBOR

US0003M—3 Month US Dollar LIBOR

USSW5—USD 5 Year Swap Rate

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $31,921,979.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2017.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.35% of the net assets of the fund.

(d)	The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.00% of the net assets of the Fund.

(e)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2017. The total of all such securities represent 0.00% of the net assets of the fund.

(f)	Defaulted bond.

(g)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(h)	The rate represents the effective yield at December 31, 2017.

(i)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

15

AZL Pyramis® Total Bond Fund

Schedule of Portfolio Investments

December 31, 2017

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2017: (Unaudited)

Country	Percentage
Australia	0.2%
Belarus	0.2%
Bermuda	0.1%
Canada	1.4%
Cayman Islands	0.4%
Chile	0.1%
Dominican Republic	0.2%
Finland	— %^
France	— %^
Germany	0.4%
Guernsey	0.6%
Hong Kong	— %^
Ireland	0.7%
Italy	0.2%
Jersey	0.1%
Luxembourg	0.9%
Marshall Islands	— %^
Mexico	1.7%
Netherlands	1.5%
Switzerland	— %^
United Kingdom	1.7%
United States	89.5%
Virgin Islands, British	0.1%

100.0%

^	Represents less than 0.05%.

Securities Sold Short (-0.1%):

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value	Unrealized Appreciation/ Depreciation
Federal National Mortgage Association	2.50%	1/25/32	$(300,000)	$(298,500)	$(299,531)	$(1,031)

				$(298,500)	$(299,531)	$(1,031)

See accompanying notes to the financial statements.

16

AZL Pyramis® Total Bond Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment securities, at cost	$614,679,730

Investment securities, at value*	$618,180,047
Interest and dividends receivable	4,512,584
Receivable for capital shares issued	231,090
Receivable for investments sold	298,500
Prepaid expenses	3,405

Total Assets	623,225,626

Liabilities:
Payable for investments purchased	12,492,974
Payable for capital shares redeemed	111,167
Payable for collateral received on loaned securities	33,152,802
Securities sold short (Proceeds received $298,500)	299,531
Interest payable on securities sold short	333
Manager fees payable	245,024
Administration fees payable	20,012
Distribution fees payable	117,384
Custodian fees payable	2,189
Administrative and compliance services fees payable	1,393
Transfer agent fees payable	1,496
Trustee fees payable	898
Other accrued liabilities	26,048

Total Liabilities	46,471,251

Net Assets	$576,754,375

Net Assets Consist of:
Capital	$566,350,196
Accumulated net investment income/(loss)	15,329,584
Accumulated net realized gains/(losses) from investment transactions	(8,424,691)
Net unrealized appreciation/(depreciation) on investments	3,499,286

Net Assets	$576,754,375

Class 1
Net Assets	$24,076,701
Shares of beneficial interest (unlimited number of shares authorized, no par value)	2,416,659
Net Asset Value (offering and redemption price per share)	$9.96

Class 2
Net Assets	$552,677,674
Shares of beneficial interest (unlimited number of shares authorized, no par value)	54,001,570
Net Asset Value (offering and redemption price per share)	$10.23

*	Includes securities on loan of $31,921,979.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Interest	$16,045,787
Dividends	194,259
Income from securities lending	221,237
Other income	28,017
Foreign withholding tax	(465)

Total Investment Income	16,488,835

Expenses:
Manager fees	2,951,489
Administration fees	245,271
Distribution fees — Class 2	1,413,464
Custodian fees	17,845
Administrative and compliance services fees	7,689
Transfer agent fees	11,193
Trustee fees	27,407
Professional fees	32,684
Shareholder reports	25,635
Other expenses	14,314

Total expenses	4,746,991

Net Investment Income/(Loss)	11,741,844

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	3,659,933
Net realized gains/(losses) on securities sold short	(59,995)
Change in net unrealized appreciation/depreciation on investments	9,598,445
Change in net unrealized appreciation/depreciation on securities sold short	74,204

Net Realized/Unrealized Gains/(Losses) on Investments	13,272,587

Change in Net Assets Resulting From Operations	$25,014,431

See accompanying notes to the financial statements.

17

AZL Pyramis® Total Bond Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016*
Change In Net Assets:
Operations:
Net investment income/(loss)	$11,741,844	$13,992,304
Net realized gains/(losses) on investment transactions	3,599,938	(8,275,746)
Change in unrealized appreciation/depreciation on investments	9,672,649	12,855,018

Change in net assets resulting from operations	25,014,431	18,571,576

Distributions to Shareholders:
From net investment income:
Class 1	(609,952)	—
Class 2	(13,382,351)	(13,963,456)
From net realized gains:
Class 1	—	—
Class 2	—	(291,097)

Change in net assets resulting from distributions to shareholders	(13,992,303)	(14,254,553)

Capital Transactions:
Class 1
Proceeds from shares issued	573,881	27,626,424
Proceeds from dividends reinvested	609,952	—
Value of shares redeemed	(3,595,755)	(1,019,113)

Total Class 1 Shares	(2,411,922)	26,607,311

Class 2
Proceeds from shares issued	11,883,572	247,759,920
Proceeds from dividends reinvested	13,382,351	14,254,553
Value of shares redeemed	(51,318,244)	(131,947,402)

Total Class 2 Shares	(26,052,321)	130,067,071

Change in net assets resulting from capital transactions	(28,464,243)	156,674,382

Change in net assets	(17,442,115)	160,991,405
Net Assets:
Beginning of period	594,196,490	433,205,085

End of period	$576,754,375	$594,196,490

Accumulated net investment income/(loss)	$15,329,584	$13,992,248

Share Transactions:
Class 1
Shares issued	57,427	2,762,699
Dividends reinvested	61,302	—
Shares redeemed	(360,782)	(103,987)

Total Class 1 Shares	(242,053)	2,658,712

Class 2
Shares issued	1,161,305	24,088,225
Dividends reinvested	1,309,428	1,390,688
Shares redeemed	(4,993,336)	(12,936,249)

Total Class 2 Shares	(2,522,603)	12,542,664

Change in shares	(2,764,656)	15,201,376

*	Class 1 activity is for the period October 31, 2016 (commencement of operations) to December 31, 2016.

See accompanying notes to the financial statements.

18

AZL Pyramis® Total Bond Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016*		2015	2014	2013
Class 1
Net Asset Value, Beginning of Period	$9.77	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.23	0.24
Net Realized and Unrealized Gains/(Losses) on Investments	0.21	(0.47)

Total from Investment Activities	0.44	(0.23)

Dividends to Shareholders From:
Net Investment Income	(0.25)	—

Total Dividends	(0.25)	—

Net Asset Value, End of Period	$9.96	$9.77

Total Return(a)	4.55%	(2.30	)%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$24,077	$25,981
Net Investment Income/(Loss)(c)	2.23%	3.03%
Expenses Before Reductions(c)(d)	0.56%	0.59%
Expenses Net of Reductions(c)	0.56%	0.59%
Portfolio Turnover Rate(e)	81%	119%
Class 2
Net Asset Value, Beginning of Period	$10.05	$9.85		$10.14	$9.78	$10.06

Investment Activities:
Net Investment Income/(Loss)	0.22	0.26		0.31	0.18	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	0.21	0.29		(0.40)	0.34	(0.34)

Total from Investment Activities	0.43	0.55		(0.09)	0.52	(0.22)

Dividends to Shareholders From:
Net Investment Income	(0.25)	(0.34)		(0.20)	(0.16)	(0.04)
Net Realized Gains	—	(0.01)		—	—	(0.02)

Total Dividends	(0.25)	(0.35)		(0.20)	(0.16)	(0.06)

Net Asset Value, End of Period	$10.23	$10.05		$9.85	$10.14	$9.78

Total Return(a)	4.28%	5.51%		(0.89)%	5.37%	(2.20)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$552,678	$568,216		$433,205	$457,287	$370,623
Net Investment Income/(Loss)	1.98%	3.06%		2.93%	2.11%	1.24%
Expenses Before Reductions(d)	0.81%	0.83%		0.82%	0.81%	0.81%
Expenses Net of Reductions	0.81%	0.83%		0.82%	0.81%	0.81%
Portfolio Turnover Rate(e)	81%	119%		123%	421%	488%

*	Class 1 activity is for the period October 31, 2016 (commencement of operations) to December 31, 2016.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

See accompanying notes to the financial statements.

19

AZL Pyramis® Total Bond Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Pyramis® Total Bond Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When the Fund engages in a short sale, the Fund record a liability for securities sold short and record an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold.

20

AZL Pyramis® Total Bond Fund

Notes to the Financial Statements

December 31, 2017

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of gain/loss on paydowns), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $38 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $20,483 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The fund had securities lending transactions of $33,152,802 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2017.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2017, the Fund did not engage in any such transactions under the Rule.

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2017, no collateral had been posted by the Fund to counterparties for TBAs.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with FIAM LLC (“FIAM”), FIAM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its

21

AZL Pyramis® Total Bond Fund

Notes to the Financial Statements

December 31, 2017

services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Pyramis® Total Bond Fund Class 1	0.50%	0.70%
AZL Pyramis® Total Bond Fund Class 2	0.50%	0.95%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2017, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $6,313 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

22

AZL Pyramis® Total Bond Fund

Notes to the Financial Statements

December 31, 2017

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Other^	Total

Asset Backed Securities	$—	$5,143,006	$—		$—	$5,143,006
Collateralized Mortgage Obligations	—	8,690,704	—		—	8,690,704
Corporate Bonds+	—	156,838,781	—	^	—	156,838,781
Municipal Bonds	—	9,695,914	—		—	9,695,914
U.S. Government Agency Mortgages	—	116,900,680	—		—	116,900,680
U.S. Treasury Obligations	—	191,626,393	—		—	191,626,393
Warrant	—	1,875	—		—	1,875
Yankee Dollars+	—	65,036,322	—		—	65,036,322
Securities Held as Collateral for Securities on Loan	—	—	—		33,152,802	33,152,802
Unaffiliated Investment Company	31,093,570	—	—		—	31,093,570

Total Investment Securities	31,093,570	553,933,675	—	^	33,152,802	618,180,047

Securities Sold Short	—	(299,531)	—		—	(299,531)

Total Investments	$31,093,570	$553,634,144	$—	^	$33,152,802	$617,880,516

^	Represents the interest in securities that were determined to have a value of zero at December 31, 2017.

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Pyramis® Total Bond Fund	$447,715,311	$462,096,495

For the year ended December 31, 2017, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales
AZL Pyramis® Total Bond Fund	$379,472,936	$324,064,183

23

AZL Pyramis® Total Bond Fund

Notes to the Financial Statements

December 31, 2017

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2017 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
CSMC Trust, Class D, Series 2017-PFHP, 3.73%(US0001M+225bps), 12/15/20	12/12/17	1,384,000	1,384,000	1,383,998	0.24%
LBC Tank Terminals Holding Netherlands BV, 6.88%, 5/15/23, Callable 5/15/18 @ 103.44	6/21/17	5,213	340,000	354,025	0.06%
NSG Holdings LLC/NSG Holdings, Inc., 7.75%, 12/15/25	11/7/14	978,750	246,006	269,992	0.05%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $615,020,735. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$7,662,500
Unrealized (depreciation)	(4,504,218)

Net unrealized appreciation/(depreciation)	$3,158,282

As of the end of its tax year ended December 31, 2017, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Pyramis® Total Bond Fund	$6,060,284	$2,023,402	$8,083,686

24

AZL Pyramis® Total Bond Fund

Notes to the Financial Statements

December 31, 2017

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Pyramis® Total Bond Fund	$13,992,303	$—	$13,992,303

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Pyramis® Total Bond Fund	$13,963,471	$291,082	$14,254,553

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Pyramis® Total Bond Fund	$15,329,584	$—	$(8,083,687)	$3,158,282	$10,404,179

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had multiple shareholder accounts which are affiliated with the Investment Adviser representing ownership in excess of 70% of the Fund.

10. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL Pyramis Total Bond Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the periods or years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods or years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

26

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

27

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

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objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

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The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® Russell 1000 Growth Index Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Growth Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Growth Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the Class 2 shares of the AZL® Russell 1000 Growth Index Fund (the “Fund”) returned 28.89%†. That compared to a 30.21% total return for its benchmark, the Russell 1000® Growth Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of growth stocks’ performance. It is an unmanaged, market capitalization-weighted index composed of large- and mid-capitalization U.S. equities that exhibit growth characteristics.*

Steady economic growth and a strengthening labor market helped support the U.S. Federal Reserve’s decision to increase the federal funds rate by 25 basis points (0.25%) in March. It marked the second rate hike in the past six months and drove higher performance among more growth-oriented and cyclical assets.

Political risk created a headwind for U.S. equities in the second quarter of 2017. In May, President Trump’s firing of FBI Director James Comey and the subsequent investigation of pre-election correspondence between administration members and Russian officials became an enduring source of negative market sentiment. One of the largest single-day dips of the quarter occurred in the wake of the House Oversight Committee’s request for all documents from meetings between President Trump and Comey on May 17.

The third quarter witnessed investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop, despite threats from an increasingly hostile North Korea and a damaging hurricane season. As a result, volatility dropped to the lowest levels in recorded history, with the CBOE Volatility index2 averaging a record low of 10.94 in the quarter.

The U.S. economy continued to demonstrate strength throughout the fourth quarter. Unemployment dipped to 4.1%, the lowest level since 2000. Third quarter gross domestic product3 (GDP) surged to 4.1% year over year, and real GDP rose 2.3% year over year, which boosted investor confidence.

The Fund underperformed it’s benchmark for the period. From a sector perspective, the strongest returns in the Russell 1000® Growth Index came from utilities (+70.54%) stocks. Increases were seen across most sectors, including the information technology (+41.37%) and financials (+31.51%) sectors. By comparison, the energy sector (-6.69%) experienced the only negative return for the 12-month period under review.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a slight negative impact on relative results.*

Past performance does not guarantee future results.

†	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	Chicago Board Options Exchange (CBOE) Volatility Index shows the markets expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking, is calculated from both calls and puts, and is a widely used measure of market risk.
[3]	Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced in a period of time.

1

AZL® Russell 1000 Growth Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Growth Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	Inception	1		3	5	Since
	Date	Year		Year	Year	Inception
AZL® Russell 1000 Growth Index Fund (Class 1 Shares )	10/14/16	29.19	%†	—	—	26.34%
AZL® Russell 1000 Growth Index Fund (Class 2 Shares)	4/30/10	28.89	%†	12.88%	16.42%	13.98%
Russell 1000® Growth Index	4/30/10	30.21%		13.79%	17.33%	14.89%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Russell 1000 Growth Index Fund (Class 1 Shares)	0.52%
AZL® Russell 1000 Growth Index Fund (Class 2 Shares)	0.77%

Expense Ratios are based on the current Fund prospectus dated May 1, 2017. The Manager voluntarily reduced the management fee to 0.39% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.59% for Class 1 Shares and 0.84% for Class 2 Shares through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

†	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Russell 1000 Growth Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Growth Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Russell 1000 Growth Index Fund, Class 1	$1,000.00	$1,137.10	$2.32	0.43%
AZL Russell 1000 Growth Index Fund, Class 2	$1,000.00	$1,135.90	$3.66	0.68%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Russell 1000 Growth Index Fund, Class 1	$1,000.00	$1,023.04	$2.19	0.43%
AZL Russell 1000 Growth Index Fund, Class 2	$1,000.00	$1,021.78	$3.47	0.68%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	37.6%
Consumer Discretionary	17.8
Health Care	12.6
Industrials	12.7
Consumer Staples	6.7
Materials	3.7
Financials	3.1
Real Estate	2.4
Telecommunication Services	1.0
Energy	0.8
Utilities	— ^

Total Common Stocks and Preferred Stocks	98.4
Securities Held as Collateral for Securities on Loan	10.4
Money Market	1.5

Total Investment Securities	110.3
Net other assets (liabilities)	(10.3)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks (98.0%):
Aerospace & Defense (3.0%):
47,006	Boeing Co. (The)	$13,862,539
7,976	BWX Technologies, Inc.	482,468
8,894	General Dynamics Corp.	1,809,484
2,019	HEICO Corp.	190,493
4,227	HEICO Corp., Class A	334,144
5,103	Hexcel Corp.^	315,621
3,117	Huntington Ingalls Industries, Inc.	734,677
19,030	Lockheed Martin Corp.	6,109,582
13,641	Northrop Grumman Corp.	4,186,559
9,055	Raytheon Co.	1,700,982
13,613	Rockwell Collins, Inc.	1,846,195
4,056	TransDigm Group, Inc.^	1,113,859

		32,686,603

Air Freight & Logistics (1.3%):
11,763	C.H. Robinson Worldwide, Inc.^	1,047,966
10,554	Expeditors International of Washington, Inc.	682,738
20,886	FedEx Corp.	5,211,892
58,170	United Parcel Service, Inc., Class B	6,930,956
7,383	XPO Logistics, Inc.*^	676,209

		14,549,761

Airlines (0.4%):
8,189	Alaska Air Group, Inc.	601,973
15,945	American Airlines Group, Inc.^	829,618
201	Copa Holdings SA, Class A	26,946
46,498	Southwest Airlines Co.	3,043,295

		4,501,832

Auto Components (0.3%):
22,476	Aptiv plc*	1,906,639
1,843	BorgWarner, Inc.^	94,159
7,675	Delphi Technologies plc*	402,707
15,421	Gentex Corp.^	323,070
4,695	Lear Corp.	829,419
2,600	Visteon Corp.*^	325,364

		3,881,358

Automobiles (0.4%):
10,541	Harley-Davidson, Inc.^	536,326
11,224	Tesla Motors, Inc.*^	3,494,592
4,097	Thor Industries, Inc.	617,500

		4,648,418

Banks (0.2%):
4,689	Bank of the Ozarks, Inc.^	227,182
884	East West Bancorp, Inc.	53,774
10,887	First Republic Bank	943,250
1,768	Pinnacle Financial Partners, Inc.	117,218
2,714	Signature Bank*	372,524
3,242	SVB Financial Group*	757,882
4,612	Western Alliance Bancorp*	261,131

		2,732,961

Shares		Fair Value
Common Stocks, continued
Beverages (2.9%):
4,433	Brown-Forman Corp., Class A^	$298,075
13,864	Brown-Forman Corp., Class B^	952,041
242,637	Coca-Cola Co. (The)	11,132,186
13,593	Constellation Brands, Inc., Class C	3,106,952
15,206	Dr Pepper Snapple Group, Inc.	1,475,894
34,726	Monster Beverage Corp.*	2,197,809
104,898	PepsiCo, Inc.	12,579,367

		31,742,324

Biotechnology (4.5%):
134,456	AbbVie, Inc.	13,003,239
8,113	Acadia Pharmaceuticals, Inc.*^	244,282
3,139	Agios Pharmaceuticals, Inc.*^	179,457
14,752	Alexion Pharmaceuticals, Inc.*	1,764,192
12,698	Alkermes plc*^	694,962
6,291	Alnylam Pharmaceuticals, Inc.*^	799,272
17,833	Amgen, Inc.	3,101,159
16,835	Biogen Idec, Inc.*	5,363,126
14,659	BioMarin Pharmaceutical, Inc.*^	1,307,143
9,323	Bioverativ, Inc.*^	502,696
65,386	Celgene Corp.*	6,823,683
24,047	Exelixis, Inc.*	731,029
78,516	Gilead Sciences, Inc.	5,624,886
14,666	Incyte Corp.*^	1,389,017
1,562	Intercept Pharmaceuticals, Inc.*^	91,252
3,875	Intrexon Corp.*^	44,640
10,217	Ionis Pharmaceuticals, Inc.*^	513,915
7,225	Neurocrine Biosciences, Inc.*^	560,588
3,854	OPKO Health, Inc.*^	18,885
6,689	Regeneron Pharmaceuticals, Inc.*	2,514,796
8,110	Seattle Genetics, Inc.*^	433,885
3,191	Tesaro, Inc.*^	264,438
21,287	Vertex Pharmaceuticals, Inc.*	3,190,070

		49,160,612

Building Products (0.4%):
12,031	A.O. Smith Corp.	737,260
7,936	Allegion plc^	631,388
3,867	Armstrong World Industries, Inc.*^	234,147
11,963	Fortune Brands Home & Security, Inc.^	818,748
2,947	Lennox International, Inc.^	613,742
17,312	Masco Corp.	760,689

		3,795,974

Capital Markets (1.9%):
11,191	Ameriprise Financial, Inc.	1,896,539
5,397	BGC Partners, Inc., Class A	81,549
9,295	CBOE Holdings, Inc.	1,158,064
79,623	Charles Schwab Corp. (The)	4,090,233
9,511	Eaton Vance Corp.	536,325
3,205	FactSet Research Systems, Inc.^	617,796
879	Federated Investors, Inc., Class B^	31,714
23,436	Intercontinental Exchange, Inc.	1,653,644

Continued

4

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
4,801	Invesco, Ltd.	$175,429
8,853	Lazard, Ltd., Class A^	464,783
1,984	Legg Mason, Inc.^	83,288
7,403	LPL Financial Holdings, Inc.	423,007
3,044	MarketAxess Holdings, Inc.^	614,127
13,970	Moody’s Corp.	2,062,112
1,565	Morningstar, Inc.^	151,758
7,455	MSCI, Inc., Class A	943,356
2,802	Raymond James Financial, Inc.	250,219
21,828	S&P Global, Inc.	3,697,663
11,198	SEI Investments Co.	804,688
1,701	State Street Corp.	166,035
3,031	T. Rowe Price Group, Inc.^	318,043
18,971	TD Ameritrade Holding Corp.	969,987

		21,190,359

Chemicals (2.7%):
1,741	Albemarle Corp.^	222,656
17,643	Axalta Coating Systems, Ltd.*^	570,927
6,863	Celanese Corp., Series A	734,890
15,428	Chemours Co. (The)	772,326
94,054	DowDuPont, Inc.	6,698,526
21,567	Ecolab, Inc.	2,893,860
11,215	FMC Corp.^	1,061,612
8,202	Huntsman Corp.^	273,045
6,642	International Flavor & Fragrances, Inc.^	1,013,636
11,840	Lyondellbasell Industries NV	1,306,189
37,205	Monsanto Co.	4,344,800
570	NewMarket Corp.^	226,512
7,902	Platform Speciality Products Corp.*	78,388
19,998	PPG Industries, Inc.	2,336,166
21,066	Praxair, Inc.	3,258,489
9,940	RPM International, Inc.	521,055
3,435	Scotts Miracle-Gro Co. (The)^	367,511
6,886	Sherwin Williams Co.	2,823,535
5,880	W.R. Grace & Co.	412,364
1,505	Westlake Chemical Corp.^	160,328

		30,076,815

Commercial Services & Supplies (0.5%):
7,228	Cintas Corp.	1,126,339
3,213	Clean Harbors, Inc.*^	174,145
16,581	Copart, Inc.*^	716,133
11,346	KAR Auction Services, Inc.	573,086
7,985	Rollins, Inc.^	371,542
30,341	Waste Management, Inc.	2,618,429

		5,579,674

Communications Equipment (0.3%):
4,439	Arista Networks, Inc.*	1,045,740
8,068	CommScope Holding Co., Inc.*^	305,212
5,322	F5 Networks, Inc.*	698,353
2,672	Harris Corp.	378,489

Shares		Fair Value
Common Stocks, continued
Communications Equipment, continued
1,277	Motorola Solutions, Inc.^	$115,364
7,462	Palo Alto Networks, Inc.*	1,081,542

		3,624,700

Construction & Engineering (0.0%):
3,457	Quanta Services, Inc.*	135,203

Construction Materials (0.3%):
3,855	Eagle Materials, Inc., Class A	436,772
4,774	Martin Marietta Materials, Inc.	1,055,245
10,286	Vulcan Materials Co.	1,320,413

		2,812,430

Consumer Finance (0.0%):
2,447	Capital One Financial Corp.	243,672
851	Credit Acceptance Corp.*^	275,282

		518,954

Containers & Packaging (0.6%):
1,143	AptarGroup, Inc.^	98,618
1,040	Ardagh Group SA	21,944
6,985	Avery Dennison Corp.	802,297
15,973	Ball Corp.	604,578
10,789	Berry Global Group, Inc.*	632,991
7,530	Crown Holdings, Inc.*	423,563
18,427	Graphic Packaging Holding Co.	284,697
31,535	International Paper Co.	1,827,137
10,803	Owens-Illinois, Inc.*^	239,503
7,869	Packaging Corp. of America	948,608
8,147	Sealed Air Corp.	401,647
6,075	Silgan Holdings, Inc.^	178,544

		6,464,127

Distributors (0.1%):
4,648	Genuine Parts Co.^	441,607
3,929	LKQ Corp.*	159,792
3,283	Pool Corp.^	425,641

		1,027,040

Diversified Consumer Services (0.2%):
4,689	Bright Horizons Family Solutions, Inc.*	440,766
2,340	H&R Block, Inc.^	61,355
15,574	Service Corp. International^	581,221
11,107	ServiceMaster Global Holdings, Inc.*	569,456

		1,652,798

Diversified Financial Services (0.0%):
6,742	Leucadia National Corp.	178,595
1,048	Voya Financial, Inc.	51,845

		230,440

Diversified Telecommunication Services (0.9%):
172,366	Verizon Communications, Inc.	9,123,332
15,362	Zayo Group Holdings, Inc.*	565,322

		9,688,654

Continued

5

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Electrical Equipment (0.3%):
2,408	Acuity Brands, Inc.^	$423,808
3,009	AMETEK, Inc.	218,062
7,518	Emerson Electric Co.	523,929
3,012	Hubbell, Inc.	407,644
10,748	Rockwell Automation, Inc.	2,110,371
7,387	Sensata Technologies Holding NV*	377,550

		4,061,364

Electronic Equipment, Instruments & Components (0.7%):
25,040	Amphenol Corp., Class A	2,198,511
12,830	CDW Corp.	891,557
13,901	Cognex Corp.	850,185
2,028	Coherent, Inc.*	572,342
4,490	Corning, Inc.	143,635
6,064	FLIR Systems, Inc.	282,704
2,989	IPG Photonics Corp.*^	640,035
7,281	National Instruments Corp.	303,108
16,526	Trimble Navigation, Ltd.*	671,617
3,534	Universal Display Corp.	610,145
4,482	Zebra Technologies Corp., Class A*	465,232

		7,629,071

Energy Equipment & Services (0.2%):
49,387	Halliburton Co.	2,413,542
4,490	RPC, Inc.^	114,630

		2,528,172

Equity Real Estate Investment Trusts (2.4%):
35,626	American Tower Corp.	5,082,761
1,850	Boston Properties, Inc.^	240,556
2,916	Coresite Realty Corp.^	332,132
33,926	Crown Castle International Corp.	3,766,125
10,253	CubeSmart^	296,517
6,808	Cyrusone, Inc.^	405,280
13,036	Digital Realty Trust, Inc.^	1,484,800
10,800	Douglas Emmett, Inc.	443,448
6,564	Equinix, Inc.	2,974,936
6,755	Equity Lifestyle Properties, Inc.	601,330
8,609	Extra Space Storage, Inc.^	752,857
2,379	Federal Realty Investment Trust^	315,955
5,211	Gaming & Leisure Properties, Inc.	192,807
1,534	Hudson Pacific Properties, Inc.	52,540
20,364	Iron Mountain, Inc.^	768,334
6,328	Lamar Advertising Co., Class A^	469,791
1,919	Outfront Media, Inc.^	44,521
12,500	Public Storage, Inc.^	2,612,500
10,073	SBA Communications Corp.*	1,645,525
23,748	Simon Property Group, Inc.^	4,078,482
780	Tanger Factory Outlet Centers, Inc.^	20,678
2,608	Taubman Centers, Inc.^	170,641

		26,752,516

Food & Staples Retailing (1.1%):
36,828	Costco Wholesale Corp.	6,854,427
40,624	Kroger Co. (The)	1,115,129

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
36,257	Rite Aid Corp.*^	$71,426
11,140	Sprouts Farmers Market, Inc.*	271,259
40,583	Sysco Corp.	2,464,606
13,735	Walgreens Boots Alliance, Inc.	997,436

		11,774,283

Food Products (0.6%):
7,709	Blue Buffalo Pet Products, Inc.*^	252,778
9,620	Campbell Soup Co.^	462,818
34,365	General Mills, Inc.^	2,037,501
10,476	Hershey Co. (The)	1,189,131
19,159	Kellogg Co.^	1,302,429
3,045	Lamb Weston Holding, Inc.	171,890
10,074	McCormick & Co.	1,026,641
3,961	Pilgrim’s Pride Corp.*^	123,029
1,458	TreeHouse Foods, Inc.*^	72,113

		6,638,330

Health Care Equipment & Supplies (2.4%):
3,412	ABIOMED, Inc.*	639,443
6,671	Align Technology, Inc.*	1,482,229
3,818	Baxter International, Inc.	246,796
22,047	Becton, Dickinson & Co.^	4,719,478
114,959	Boston Scientific Corp.*	2,849,834
3,131	Cooper Cos., Inc. (The)	682,182
7,160	Dexcom, Inc.*^	410,912
17,557	Edwards Lifesciences Corp.*	1,978,849
5,221	Hill-Rom Holdings, Inc.	440,078
13,116	Hologic, Inc.*	560,709
7,333	IDEXX Laboratories, Inc.*	1,146,735
9,431	Intuitive Surgical, Inc.*	3,441,749
8,308	Medtronic plc	670,871
11,732	ResMed, Inc.^	993,583
28,791	Stryker Corp.	4,457,998
628	Teleflex, Inc.	156,259
7,710	Varian Medical Systems, Inc.*^	856,967
6,076	West Pharmaceutical Services, Inc.	599,519

		26,334,191

Health Care Providers & Services (2.7%):
8,656	Aetna, Inc.	1,561,456
13,341	AmerisourceBergen Corp.	1,224,971
1,750	Centene Corp.*	176,540
17,731	Cigna Corp.	3,600,988
3,201	Express Scripts Holding Co.*	238,923
1,652	HCA Holdings, Inc.*	145,112
13,253	Henry Schein, Inc.*^	926,120
11,305	Humana, Inc.^	2,804,431
572	LifePoint Hospitals, Inc.*^	28,486
1,849	McKesson Corp.	288,352
862	Patterson Cos., Inc.^	31,144
1,223	Premier, Inc., Class A*^	35,699
80,947	UnitedHealth Group, Inc.	17,845,575
3,422	WellCare Health Plans, Inc.*	688,198

		29,595,995

Continued

6

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Health Care Technology (0.2%):
3,356	athenahealth, Inc.*^	$446,482
24,179	Cerner Corp.*^	1,629,423
8,942	Veeva Systems, Inc., Class A*	494,314

		2,570,219

Hotels, Restaurants & Leisure (3.3%):
8,873	Aramark Holdings Corp.	379,232
2,107	Chipotle Mexican Grill, Inc.*^	608,986
2,904	Choice Hotels International, Inc.^	225,350
10,426	Darden Restaurants, Inc.	1,001,105
3,697	Domino’s Pizza, Inc.^	698,585
7,430	Dunkin’ Brands Group, Inc.^	479,012
9,210	Extended Stay America, Inc.	174,990
5,816	Hilton Grand Vacations*	243,981
16,188	Hilton Worldwide Holdings, Inc.	1,292,774
30,291	Las Vegas Sands Corp.	2,104,922
25,731	Marriott International, Inc., Class A	3,492,469
67,406	McDonald’s Corp.	11,601,921
3,061	MGM Resorts International	102,207
5,469	Six Flags Entertainment Corp.^	364,071
119,141	Starbucks Corp.	6,842,268
3,315	Vail Resorts, Inc.	704,338
15,463	Wendy’s Co. (The)	253,902
8,327	Wyndham Worldwide Corp.	964,849
6,705	Wynn Resorts, Ltd.	1,130,396
26,758	Yum China Holdings, Inc.	1,070,855
28,515	Yum! Brands, Inc.	2,327,109

		36,063,322

Household Durables (0.3%):
16,102	D.R. Horton, Inc.	822,329
9,185	Leggett & Platt, Inc.^	438,400
289	Mohawk Industries, Inc.*	79,735
278	NVR, Inc.*	975,285
6,336	PulteGroup, Inc.^	210,672
1,469	Tempur Sealy International, Inc.*^	92,092
5,895	Toll Brothers, Inc.^	283,078
4,270	Tupperware Brands Corp.	267,729
454	Whirlpool Corp.	76,563

		3,245,883

Household Products (0.7%):
20,868	Church & Dwight Co., Inc.^	1,046,948
9,234	Clorox Co. (The)^	1,373,465
11,375	Colgate-Palmolive Co.	858,244
5,113	Energizer Holdings, Inc.^	245,322
25,511	Kimberly-Clark Corp.^	3,078,157
10,940	Procter & Gamble Co. (The)	1,005,167
1,980	Spectrum Brands Holdings, Inc.^	222,552

		7,829,855

Independent Power & Renewable Electricity Producers (0.0%):
4,911	NRG Energy, Inc.^	139,865

Industrial Conglomerates (2.0%):
48,970	3M Co., Class C	11,526,069
126,895	General Electric Co.	2,214,318

Shares		Fair Value
Common Stocks, continued
Industrial Conglomerates, continued
37,592	Honeywell International, Inc.	$5,765,109
8,006	Roper Industries, Inc.	2,073,554

		21,579,050

Insurance (1.0%):
8,447	Allstate Corp. (The)	884,485
8,999	American International Group, Inc.	536,160
20,981	Aon plc	2,811,454
1,489	Arch Capital Group, Ltd.*	135,156
10,213	Arthur J. Gallagher & Co.	646,279
1,859	Aspen Insurance Holdings, Ltd.	75,475
915	Assurant, Inc.	92,269
1,554	Erie Indemnity Co., Class A^	189,339
43,221	Marsh & McLennan Cos., Inc.	3,517,758
48,698	Progressive Corp. (The)	2,742,671
289	RenaissanceRe Holdings, Ltd.	36,296
6,893	XL Group, Ltd.^	242,358

		11,909,700

Internet & Direct Marketing Retail (5.0%):
33,537	Amazon.com, Inc.*	39,220,515
10,355	Expedia, Inc.	1,240,218
1,049	Liberty Expedia Holdings, Class A*	46,502
23,075	Liberty Interactive Corp., Class A*^	563,492
34,625	Netflix, Inc.*^	6,646,615
4,142	Priceline Group, Inc. (The)*	7,197,719
4,050	TripAdvisor, Inc.*^	139,563
3,240	Wayfair, Inc., Class A*^	260,075

		55,314,699

Internet Software & Services (8.4%):
25,100	Alphabet, Inc., Class A*	26,440,340
25,545	Alphabet, Inc., Class C*	26,730,288
2,970	CoStar Group, Inc.*	881,942
197,120	Facebook, Inc., Class A*	34,783,795
10,777	GoDaddy, Inc., Class A*	541,868
5,833	IAC/InterActiveCorp*	713,259
2,744	LogMeIn, Inc.	314,188
2,823	Match Group, Inc.*^	88,388
19,216	Pandora Media, Inc.*^	92,621
3,262	Twitter, Inc.*^	78,321
7,262	VeriSign, Inc.*^	831,063
3,122	Zillow Group, Inc., Class A*^	127,190
6,161	Zillow Group, Inc., Class C*^	252,108

		91,875,371

IT Services (7.3%):
52,335	Accenture plc, Class C	8,011,965
4,060	Alliance Data Systems Corp.	1,029,129
37,793	Automatic Data Processing, Inc.	4,428,962
9,344	Black Knight, Inc.*^	412,538
11,267	Booz Allen Hamilton Holding Corp.	429,611
9,818	Broadridge Financial Solutions, Inc.	889,314
49,416	Cognizant Technology Solutions Corp., Class A	3,509,524
4,360	CoreLogic, Inc.*^	201,476

Continued

7

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
IT Services, continued
13,916	CSRA, Inc.	$416,367
386	DST Systems, Inc.	23,959
23,762	DXC Technology Co.	2,255,014
4,258	Euronet Worldwide, Inc.*^	358,822
15,682	Fidelity National Information Services, Inc.	1,475,519
40,125	First Data Corp., Class A*	670,489
17,809	Fiserv, Inc.*	2,335,294
7,533	FleetCor Technologies, Inc.*	1,449,575
7,347	Gartner, Inc.*^	904,783
12,362	Genpact, Ltd.	392,370
12,729	Global Payments, Inc.^	1,275,955
49,068	International Business Machines Corp.	7,528,012
6,477	Jack Henry & Associates, Inc.	757,550
79,582	MasterCard, Inc., Class A	12,045,531
26,990	Paychex, Inc.	1,837,479
95,655	PayPal Holdings, Inc.*	7,042,121
13,555	Sabre Corp.^	277,878
20,337	Square, Inc., Class A*^	705,084
2,579	Switch, Inc., Class A^	46,912
15,217	Total System Services, Inc.	1,203,513
13,470	Vantive, Inc., Class A*^	990,719
153,772	Visa, Inc., Class A	17,533,082
39,331	Western Union Co.^	747,682
2,659	WEX, Inc.*^	375,531

		81,561,760

Leisure Products (0.2%):
5,867	Brunswick Corp.	323,976
7,168	Hasbro, Inc.^	651,499
5,065	Mattel, Inc.^	77,900
4,908	Polaris Industries, Inc.^	608,543

		1,661,918

Life Sciences Tools & Services (1.0%):
6,663	Agilent Technologies, Inc.	446,221
3,113	Bio-Techne Corp.	403,289
3,211	Bruker Corp.	110,202
4,021	Charles River Laboratories International, Inc.*	440,098
12,237	Illumina, Inc.*	2,673,662
8,984	IQVIA Holdings, Inc.*	879,534
2,133	Mettler-Toledo International, Inc.*	1,321,436
1,726	PerkinElmer, Inc.	126,205
6,117	Qiagen NV*	189,199
15,147	Thermo Fisher Scientific, Inc.	2,876,113
6,422	Waters Corp.*^	1,240,666

		10,706,625

Machinery (2.5%):
10,442	Allison Transmission Holdings, Inc.^	449,737
43,462	Caterpillar, Inc.	6,848,741
4,268	Cummins, Inc.	753,900
26,883	Deere & Co.	4,207,457
10,423	Donaldson Co., Inc.^	510,206
1,511	Dover Corp.	152,596

Shares		Fair Value
Common Stocks, continued
Machinery, continued
23,353	Fortive Corp.	$1,689,590
5,586	Gardner Denver Holdings, Inc.*^	189,533
13,722	Graco, Inc.^	620,509
5,951	IDEX Corp.	785,353
25,641	Illinois Tool Works, Inc.	4,278,200
10,506	Ingersoll-Rand plc	937,030
5,000	Lincoln Electric Holdings, Inc.^	457,900
4,696	Middleby Corp. (The)*^	633,725
4,774	Nordson Corp.	698,914
9,602	Parker Hannifin Corp.	1,916,367
662	Snap-On, Inc.^	115,387
1,382	Stanley Black & Decker, Inc.	234,512
8,735	Toro Co.	569,784
4,199	WABCO Holdings, Inc.*	602,557
2,223	Wabtec Corp.^	181,019
10,564	Welbilt, Inc.*^	248,360
8,024	Xylem, Inc.^	547,237

		27,628,614

Media (3.1%):
4,063	AMC Networks, Inc., Class A*^	219,727
400	Cable One, Inc.^	281,340
28,023	CBS Corp., Class B^	1,653,357
10,463	Charter Communications, Inc., Class A*	3,515,149
362,271	Comcast Corp., Class A	14,508,955
14,163	DISH Network Corp., Class A*	676,283
27,546	Interpublic Group of Cos., Inc. (The)^	555,327
3,124	Lions Gate Entertainment Corp., Class A*^	105,622
5,156	Lions Gate Entertainment Corp., Class B*	163,652
11,359	Live Nation, Inc.*^	483,553
197	Madison Square Garden Co. (The), Class A*	41,537
19,366	Omnicom Group, Inc.^	1,410,426
2,903	Regal Entertainment Group, Class A	66,798
4,056	Scripps Networks Interactive, Class C	346,301
114,943	Sirius XM Holdings, Inc.^	616,094
5,954	Twenty-First Century Fox, Inc.	205,592
677	Twenty-First Century Fox, Inc., Class B	23,099
88,978	Walt Disney Co. (The)	9,566,025

		34,438,837

Metals & Mining (0.1%):
23,070	Freeport-McMoRan Copper & Gold, Inc.*	437,407
1,900	Royal Gold, Inc.	156,028
6,145	Southern Copper Corp.^	291,580
2,484	Steel Dynamics, Inc.^	107,135

		992,150

Multiline Retail (0.3%):
8,794	Dollar General Corp.	817,930
18,287	Dollar Tree, Inc.*	1,962,378
9,840	Nordstrom, Inc.^	466,219

		3,246,527

Continued

8

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels (0.6%):
9,251	Antero Resources Corp.*^	$175,769
1,770	Apache Corp.^	74,729
26,989	Cabot Oil & Gas Corp.^	771,885
11,141	Cheniere Energy, Inc.*^	599,831
5,035	Chesapeake Energy Corp.*^	19,939
7,393	Cimarex Energy Co.	902,020
3,389	Continental Resources, Inc.*	179,515
3,382	Devon Energy Corp.	140,015
1,862	Diamondback Energy, Inc.*^	235,078
4,567	EOG Resources, Inc.	492,825
2,757	EQT Corp.	156,928
1,818	Gulfport Energy Corp.*^	23,198
14,750	Laredo Petroleum Holdings, Inc.*^	156,498
17,073	Newfield Exploration Co.*	538,312
30,200	ONEOK, Inc.	1,614,190
12,680	Parsley Energy, Inc., Class A*^	373,299
5,418	RSP Permian, Inc.*	220,404
9,846	Williams Cos., Inc. (The)	300,205

		6,974,640

Personal Products (0.2%):
18,319	Estee Lauder Co., Inc. (The), Class A	2,330,909
5,436	Herbalife, Ltd.*^	368,126
1,299	Nu Skin Enterprises, Inc., Class A	88,631

		2,787,666

Pharmaceuticals (1.8%):
6,967	Akorn, Inc.*^	224,546
68,485	Bristol-Myers Squibb Co.	4,196,761
82,550	Eli Lilly & Co.	6,972,173
34,904	Johnson & Johnson Co.	4,876,787
12,542	Merck & Co., Inc.	705,738
41,339	Zoetis, Inc.	2,978,062

		19,954,067

Professional Services (0.6%):
1,303	Dun & Bradstreet Corp.	154,288
9,994	Equifax, Inc.^	1,178,492
18,347	IHS Markit, Ltd.*^	828,367
10,198	Robert Half International, Inc.	566,397
13,441	TransUnion*	738,717
12,728	Verisk Analytics, Inc.*	1,221,889

		4,688,150

Real Estate Management & Development (0.0%):
10,875	CBRE Group, Inc., Class A*	470,996

Road & Rail (1.2%):
64,612	CSX Corp.	3,554,306
7,252	J.B. Hunt Transport Services, Inc.	833,835
3,597	Landstar System, Inc.	374,448
3,238	Old Dominion Freight Line, Inc.	425,959
60,291	Union Pacific Corp.	8,085,023

		13,273,571

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment (4.7%):
70,993	Advanced Micro Devices, Inc.*^	$729,808
30,716	Analog Devices, Inc.	2,734,645
90,234	Applied Materials, Inc.	4,612,762
34,165	Broadcom, Ltd.	8,776,989
5,706	Cavium, Inc.*	478,334
2,616	Cypress Semiconductor Corp.^	39,868
13,163	KLA-Tencor Corp.	1,383,036
13,539	Lam Research Corp.^	2,492,124
23,554	Maxim Integrated Products, Inc.	1,231,403
19,101	Microchip Technology, Inc.^	1,678,596
69,650	Micron Technology, Inc.*	2,864,008
8,042	Microsemi Corp.*	415,369
47,991	NVIDIA Corp.	9,286,259
16,258	NXP Semiconductors NV*	1,903,648
32,778	ON Semiconductor Corp.*	686,371
5,669	Qorvo, Inc.*^	377,555
15,448	Skyworks Solutions, Inc.	1,466,788
15,419	Teradyne, Inc.	645,594
84,355	Texas Instruments, Inc.	8,810,036
670	Versum Materials, Inc.	25,360
19,738	Xilinx, Inc.	1,330,736

		51,969,289

Software (9.0%):
62,501	Activision Blizzard, Inc.	3,957,563
41,722	Adobe Systems, Inc.*	7,311,362
7,159	ANSYS, Inc.*	1,056,597
7,796	Atlassian Corp. plc, Class A*^	354,874
14,245	Autodesk, Inc.*	1,493,303
23,272	Cadence Design Systems, Inc.*^	973,235
10,889	CDK Global, Inc.	776,168
12,665	Citrix Systems, Inc.*	1,114,520
17,214	Dell Technologies, Inc., Class V*	1,399,154
25,178	Electronic Arts, Inc.*^	2,645,201
12,152	Fortinet, Inc.*	530,921
2,397	Guidewire Software, Inc.*^	178,001
20,577	Intuit, Inc.	3,246,639
5,878	Manhattan Associates, Inc.*^	291,196
633,153	Microsoft Corp.	54,159,907
20,012	Oracle Corp.	946,167
9,526	PTC, Inc.*	578,895
14,876	Red Hat, Inc.*	1,786,608
57,244	Salesforce.com, Inc.*	5,852,053
14,035	ServiceNow, Inc.*	1,830,024
11,817	Splunk, Inc.*^	978,920
13,123	SS&C Technologies Holdings, Inc.	531,219
51,294	Symantec Corp.^	1,439,310
987	Synopsys, Inc.*	84,132
5,478	Tableau Software, Inc., Class A*	379,078
9,470	Take-Two Interactive Software, Inc.*	1,039,617
2,854	Tyler Technologies, Inc.*	505,301
2,348	Ultimate Software Group, Inc. (The)*^	512,404

Continued

9

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Software, continued
5,958	VMware, Inc., Class A*^	$746,657
11,336	Workday, Inc., Class A*^	1,153,325

		97,852,351

Specialty Retail (3.6%):
1,699	Advance Auto Parts, Inc.^	169,373
1,974	AutoZone, Inc.*	1,404,244
3,377	Burlington Stores, Inc.*	415,472
15,284	CarMax, Inc.*^	980,163
5,706	Dick’s Sporting Goods, Inc.^	163,990
1,963	Floor & Decor Holdings, Inc., Class A*^	95,559
965	Foot Locker, Inc.^	45,239
704	Gap, Inc. (The)	23,978
99,482	Home Depot, Inc. (The)	18,854,824
3,148	L Brands, Inc.^	189,573
70,261	Lowe’s Cos., Inc.	6,530,058
7,686	Michaels Cos., Inc. (The)*^	185,924
7,042	O’Reilly Automotive, Inc.*^	1,693,883
31,849	Ross Stores, Inc.	2,555,882
3,545	Sally Beauty Holdings, Inc.*^	66,504
53,629	TJX Cos., Inc. (The)	4,100,474
10,745	Tractor Supply Co.^	803,189
4,943	Ulta Salon, Cosmetics & Fragrance, Inc.*^	1,105,551
1,313	Williams-Sonoma, Inc.^	67,882

		39,451,762

Technology Hardware, Storage & Peripherals (6.8%):
433,713	Apple, Inc.	73,397,251
10,371	NCR Corp.*^	352,510
19,490	NetApp, Inc.	1,078,187
3,522	Western Digital Corp.^	280,105

		75,108,053

Textiles, Apparel & Luxury Goods (1.0%):
4,016	Carter’s, Inc.^	471,840
30,262	Hanesbrands, Inc.^	632,778
7,972	Lululemon Athletica, Inc.*^	626,519
803	Michael Kors Holdings, Ltd.*	50,549
110,012	Nike, Inc., Class C	6,881,251
4,898	Skechers U.S.A., Inc., Class A*^	185,340
4,194	Tapestry, Inc.	185,501
10,514	Under Armour, Inc., Class A*^	151,717

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
11,885	Under Armour, Inc., Class C*^	$158,308
20,212	VF Corp.^	1,495,688

		10,839,491

Tobacco (1.2%):
161,187	Altria Group, Inc.	11,510,363
11,744	Philip Morris International, Inc.	1,240,754

		12,751,117

Trading Companies & Distributors (0.5%):
729	Air Lease Corp.^	35,058
24,218	Fastenal Co.^	1,324,481
15,767	HD Supply Holdings, Inc.*	631,153
1,519	MSC Industrial Direct Co., Inc., Class A^	146,827
7,068	United Rentals, Inc.*	1,215,060
8,732	Univar, Inc.*	270,343
4,100	W.W. Grainger, Inc.^	968,625
2,600	Watsco, Inc.	442,104

		5,033,651

Wireless Telecommunication Services (0.1%):
15,234	T-Mobile US, Inc.*	967,511

Total Common Stocks (Cost $787,566,628)		1,078,901,669

Preferred Stock (0.4%):
Software (0.4%):
841,419	Palantir Technologies, Inc., Series I*(a)(b)	4,770,846

Total Preferred Stock (Cost $5,157,898)		4,770,846

Securities Held as Collateral for Securities on Loan (10.4%):
$114,548,295	AZL Russell 1000 Growth Index Fund Securities Lending Collateral Account(c)	114,548,295

Total Securities Held as Collateral for Securities on Loan (Cost $114,548,295)		114,548,295

Unaffiliated Investment Company (1.5%):
16,396,013	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.11%(d)	16,396,013

Total Unaffiliated Investment Company (Cost $16,396,013)		16,396,013

Total Investment Securities (Cost $923,668,834)(e) — 110.3%		1,214,616,823
Net other assets (liabilities) — (10.3)%		(113,151,654)

Net Assets — 100.0%		$1,101,465,169

Percentages indicated are based on net assets as of December 31, 2017.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $111,131,963.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.43% of the net assets of the fund.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2017. The total of all such securities represent 0.43% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(d)	The rate represents the effective yield at December 31, 2017.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

10

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2017

Futures Contracts

Cash of $668,200 has been segregated to cover margin requirements for the following open contracts as of December 31, 2017:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini March Futures	3/16/18	59	$7,562,325	$4,195
S&P 500 Index E-Mini March Futures	3/16/18	84	11,239,200	53,500

				$57,695

See accompanying notes to the financial statements.

11

AZL Russell 1000 Growth Index Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment securities, at cost	$923,668,834

Investment securities, at value*	$1,214,616,823
Cash	66,024
Segregated cash for collateral	668,200
Interest and dividends receivable	677,256
Unrealized appreciation on futures contracts	3,162
Receivable for investments sold	2,028,966
Prepaid expenses	6,314

Total Assets	1,218,066,745

Liabilities:
Payable for investments purchased	766,922
Payable for capital shares redeemed	438,495
Payable for collateral received on loaned securities	114,548,295
Payable for variation margin on futures contracts	88,517
Manager fees payable	348,107
Administration fees payable	21,842
Distribution fees payable	223,433
Custodian fees payable	5,991
Administrative and compliance services fees payable	2,872
Transfer agent fees payable	1,747
Trustee fees payable	1,851
Other accrued liabilities	153,504

Total Liabilities	116,601,576

Net Assets	$1,101,465,169

Net Assets Consist of:
Capital	$727,471,230
Accumulated net investment income/(loss)	9,057,124
Accumulated net realized gains/(losses) from investment transactions	73,931,131
Net unrealized appreciation/(depreciation) on investments	291,005,684

Net Assets	$1,101,465,169

Class 1
Net Assets	$55,307,498
Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,711,399
Net Asset Value (offering and redemption price per share)	$11.74

Class 2
Net Assets	$1,046,157,671
Shares of beneficial interest (unlimited number of shares authorized, no par value)	68,792,542
Net Asset Value (offering and redemption price per share)	$15.21

*	Includes securities on loan of $111,131,963.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends	$16,488,231
Interest	470
Income from securities lending	466,206
Other income	51,832
Foreign withholding tax	(44)

Total Investment Income	17,006,695

Expenses:
Manager fees	5,024,948
Administration fees	284,873
Distribution fees — Class 2	2,722,524
Custodian fees	37,838
Administrative and compliance services fees	13,392
Transfer agent fees	10,992
Trustee fees	47,852
Professional fees	59,774
Shareholder reports	36,111
Other expenses	242,455

Total expenses before reductions	8,480,759
Less expenses voluntarily waived/reimbursed by the Manager	(607,952)

Net expenses	7,872,807

Net Investment Income/(Loss)	9,133,888

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	75,229,368
Net realized gains/(losses) on futures contracts	4,312,937
Change in net unrealized appreciation/depreciation on investments	201,482,468
Change in net unrealized appreciation/depreciation on futures contracts	(11,190)

Net Realized/Unrealized Gains/(Losses) on Investments	281,013,583

Change in Net Assets Resulting From Operations	$290,147,471

See accompanying notes to the financial statements.

12

AZL Russell 1000 Growth Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016*
Change In Net Assets:
Operations:
Net investment income/(loss)	$9,133,888	$2,997,334
Net realized gains/(losses) on investment transactions	79,542,305	97,792,406
Change in unrealized appreciation/depreciation on investments	201,471,278	(70,716,720)

Change in net assets resulting from operations	290,147,471	30,073,020

Distributions to Shareholders:
From net investment income:
Class 1	(204,799)	—
Class 2	(2,763,808)	(985,572)
From net realized gains:
Class 1	(5,906,964)	—
Class 2	(95,070,169)	(19,179,274)

Change in net assets resulting from distributions to shareholders	(103,945,740)	(20,164,846)

Capital Transactions:
Class 1
Proceeds from shares issued	252,614	49,657,962
Proceeds from dividends reinvested	6,111,763	—
Value of shares redeemed	(7,763,906)	(1,702,381)

Total Class 1 Shares	(1,399,529)	47,955,581

Class 2
Proceeds from shares issued	8,281,857	412,589,929
Proceeds from shares issued in merger	—	579,445,361
Proceeds from dividends reinvested	97,833,977	20,164,846
Value of shares redeemed	(304,071,723)	(56,974,870)

Total Class 2 Shares	(197,955,889)	955,225,266

Change in net assets resulting from capital transactions	(199,355,418)	1,003,180,847

Change in net assets	(13,153,687)	1,013,089,021
Net Assets:
Beginning of period	1,114,618,856	101,529,835

End of period	$1,101,465,169	$1,114,618,856

Accumulated net investment income/(loss)	$9,057,124	$2,624,252

Share Transactions:
Class 1
Shares issued	21,691	4,965,790
Dividends reinvested	568,008	—
Shares redeemed	(675,529)	(168,561)

Total Class 1 Shares	(85,830)	4,797,229

Class 2
Shares issued	575,242	32,588,598
Shares issued in merger	—	45,518,096
Dividends reinvested	7,018,219	1,601,656
Shares redeemed	(20,838,277)	(4,298,679)

Total Class 2 Shares	(13,244,816)	75,409,671

Change in shares	(13,330,646)	80,206,900

*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

See accompanying notes to the financial statements.

13

AZL Russell 1000 Growth Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016*		2015	2014	2013
Class 1
Net Asset Value, Beginning of Period	$10.28	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.14	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	2.73	0.25

Total from Investment Activities	2.87	0.28

Dividends to Shareholders From:
Net Investment Income	(0.05)	—
Net Realized Gains	(1.36)	—

Total Dividends	(1.41)	—

Net Asset Value, End of Period	$11.74	$10.28

Total Return(a)	29.19%	2.80	%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$55,307	$49,297
Net Investment Income/(Loss)(c)	1.04%	1.26%
Expenses Before Reductions(c)(d)	0.50%	0.50%
Expenses Net of Reductions(c)	0.45%	0.45%
Portfolio Turnover Rate(f)	12%	158	%(e)
Class 2
Net Asset Value, Beginning of Period	$12.99	$15.32		$17.11	$16.55	$12.63

Investment Activities:
Net Investment Income/(Loss)	0.13	0.04		0.19	0.17	0.18
Net Realized and Unrealized Gains/(Losses) on Investments	3.49	0.84		0.54	1.80	3.90

Total from Investment Activities	3.62	0.88		0.73	1.97	4.08

Dividends to Shareholders From:
Net Investment Income	(0.04)	(0.16)		(0.19)	(0.17)	(0.16)
Net Realized Gains	(1.36)	(3.05)		(2.33)	(1.24)	—

Total Dividends	(1.40)	(3.21)		(2.52)	(1.41)	(0.16)

Net Asset Value, End of Period	$15.21	$12.99		$15.32	$17.11	$16.55

Total Return(a)	28.89%	6.43%		4.86%	12.21%	32.48%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,046,158	$1,065,322		$101,530	$130,259	$144,335
Net Investment Income/(Loss)	0.79%	0.99%		0.86%	0.83%	0.89%
Expenses Before Reductions(d)	0.75%	0.77%		0.78%	0.78%	0.78%
Expenses Net of Reductions	0.70%	0.72%		0.78%	0.78%	0.78%
Portfolio Turnover Rate(f)	12%	158	%(e)	14%	13%	13%

*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 158%.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

See accompanying notes to the financial statements.

14

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Growth Index Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., other permanent adjustments) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

15

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2017

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $152 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $43,649 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The fund had securities lending transactions of $114,548,295 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2017.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized (Gain/Loss)
AZL Russell 1000 Growth Index Fund	$—	$296,613	$43,779

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2017, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $17.7 million. Realized gains and losses are reported as “Net realized gains/(losses)” on futures contracts on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$57,695	Payable for variation on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

16

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2017

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$4,312,937	$(11,190)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Russell 1000 Growth Index Fund Class 1	0.44%	0.59%
AZL Russell 1000 Growth Index Fund Class 2	0.44%	0.84%

*	The Manager voluntarily reduced the management fee to 0.39% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $12,218 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings.

17

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2017

Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Other^	Total

Common Stocks+	$1,078,901,669	$—	$—	$—	$1,078,901,669
Preferred Stock	—	—	4,770,846	—	4,770,846
Securities Held as Collateral for Securities on Loan	—	—	—	114,548,295	114,548,295
Unaffiliated Investment Company	16,396,013	—	—	—	16,396,013

Total Investment Securities	1,095,297,682	—	4,770,846	114,548,295	1,214,616,823

Other Financial Instruments:*
Futures Contracts	57,695	—	—	—	57,695

Total Investments	$1,095,355,377	$—	$4,770,846	$114,548,295	1,214,674,518

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Russell 1000 Growth Index Fund	$137,769,347	$422,762,537

18

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2017

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2017 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets

Palantir Technologies, Inc., Series I	2/7/14	$5,157,899	$841,419	$4,770,846	0.43%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $927,627,199. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$294,550,603
Unrealized (depreciation)	(7,560,979)

Net unrealized appreciation/(depreciation)	$286,989,624

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Growth Index Fund	$13,954,599	$89,991,141	$103,945,740

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Growth Index Fund	$985,572	$19,179,274	$20,164,846

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Russell 1000 Growth Index Fund	$18,707,360	$68,296,955	$—	$286,989,624	$373,993,939

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

19

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2017

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 65% of the Fund.

10. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL Russell 1000 Growth Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the periods or years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods or years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, investees, and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

21

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 26.95% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net short-term capital gain distributions of $10,985,992.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $89,991,141.

22

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

23

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

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objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

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The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® Russell 1000 Value Index Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Value Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Value Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the Class 2 shares of the AZL® Russell 1000 Value Index Fund (the “Fund”) returned 13.02%. That compared to a 13.66% total return for its benchmark, the Russell 1000® Value Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of value stocks’ performance. It is an unmanaged, market capitalization-weighted index composed of large-and mid-capitalization U.S. equities that exhibit value characteristics.*

Steady economic growth and a strengthening labor market helped support the U.S. Federal Reserve’s decision to increase the federal funds rate by 25 basis points (0.25%) in March. It marked the second rate hike in the past six months and drove higher performance among more growth-oriented and cyclical assets.

Political risk created a headwind for U.S. equities in the second quarter of 2017. In May, President Trump’s firing of FBI Director James Comey and the subsequent investigation of pre-election correspondence between administration members and Russian officials became an enduring source of negative market sentiment. One of the largest single-day dips of the quarter occurred in the wake of the House Oversight Committee’s request for all documents from meetings between President Trump and Comey on May 17.

The third quarter witnessed investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop, despite threats from an increasingly hostile North Korea and a damaging hurricane season. As a result, volatility dropped to the lowest levels in recorded history, with the CBOE Volatility index2 averaging a record low of 10.94 in the quarter.

The U.S. economy continued to demonstrate strength throughout the fourth quarter. Unemployment dipped to 4.1%, the lowest level since 2000. Third quarter gross domestic product3 (GDP) surged to 4.1% year over year, and real GDP rose 2.3% year over year, which boosted investor confidence.

The Fund underperformed it’s benchmark for the period. From a sector perspective, the strongest returns in the Russell 1000® Value Index came from information technology (+28.22%) stocks. Increases were seen across various sectors, with materials (+25.80%) and financials (+20.48%) sectors posting strong gains. In contrast, the telecommunication services (-3.16%) and energy (-1.27%) sectors experienced negative returns for the reporting period.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a positive impact on relative results.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. ’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	Chicago Board Options Exchange (CBOE) Volatility Index shows the markets expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking, is calculated from both calls and puts, and is a widely used measure of market risk.
[3]	Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced in a period of time.

1

AZL® Russell 1000 Value Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Value Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	Inception	1	3	5	Since
	Date	Year	Year	Year	Inception
AZL® Russell 1000 Value Index Fund (Class 1 Shares)	10/14/16	13.38%	—	—	18.07%
AZL® Russell 1000 Value Index Fund (Class 2 Shares)	4/30/10	13.02%	7.86%	13.19%	11.26%
Russell 1000® Value Index	4/30/10	13.66%	8.65%	14.04%	12.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Russell 1000 Value Index Fund (Class 1 Shares)	0.52%
AZL® Russell 1000 Value Index Fund (Class 2 Shares)	0.77%

Expense Ratios are based on the current Fund prospectus dated May 1, 2017. The Manager voluntarily reduced the management fee to 0.39% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.59% for Class 1 Shares and 0.84% for Class 2 Shares through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Russell 1000 Value Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Value Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Russell 1000 Value Index Fund, Class 1	$1,000.00	$1,084.50	$2.26	0.43%
AZL Russell 1000 Value Index Fund, Class 2	$1,000.00	$1,083.30	$3.57	0.68%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Russell 1000 Value Index Fund, Class 1	$1,000.00	$1,023.04	$2.19	0.43%
AZL Russell 1000 Value Index Fund, Class 2	$1,000.00	$1,021.78	$3.47	0.68%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	26.0%
Health Care	13.3
Energy	11.0
Consumer Staples	8.4
Information Technology	8.5
Industrials	7.9
Consumer Discretionary	6.7
Utilities	5.8
Real Estate	4.7
Telecommunication Services	2.9
Materials	2.9

Total Common Stocks	98.1
Securities Held as Collateral for Securities on Loan	8.3
Money Market	1.8

Total Investment Securities	108.2
Net other assets (liabilities)	(8.2)

Net Assets	100.0%

3

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks (98.1%):
Aerospace & Defense (1.9%):
35,723	Arconic, Inc.	$973,452
12,946	General Dynamics Corp.	2,633,864
2,533	Hexcel Corp.^	156,666
615	Huntington Ingalls Industries, Inc.	144,956
6,512	L3 Technologies, Inc.	1,288,399
2,077	Lockheed Martin Corp.	666,821
4,905	Orbital ATK, Inc.	645,008
15,449	Raytheon Co.	2,902,095
9,707	Spirit AeroSystems Holdings, Inc., Class A	846,936
2,942	Teledyne Technologies, Inc.*	532,943
22,160	Textron, Inc.	1,254,034
62,921	United Technologies Corp.	8,026,831

		20,072,005

Air Freight & Logistics (0.0%):
4,460	Expeditors International of Washington, Inc.	288,517
2,650	XPO Logistics, Inc.*^	242,714

		531,231

Airlines (0.6%):
1,702	Alaska Air Group, Inc.	125,114
20,578	American Airlines Group, Inc.	1,070,673
2,483	Copa Holdings SA, Class A	332,871
55,164	Delta Air Lines, Inc.	3,089,185
26,874	JetBlue Airways Corp.*	600,365
5,962	Spirit Airlines, Inc.*^	267,396
22,581	United Continental Holdings, Inc.*	1,521,959

		7,007,563

Auto Components (0.3%):
8,040	Adient plc	632,748
15,816	BorgWarner, Inc.^	808,040
8,672	Gentex Corp.^	181,678
20,615	Goodyear Tire & Rubber Co.^	666,071
941	Lear Corp.	166,237

		2,454,774

Automobiles (0.8%):
327,882	Ford Motor Co.	4,095,246
108,616	General Motors Co.	4,452,170
3,927	Harley-Davidson, Inc.^	199,806

		8,747,222

Banks (12.5%):
12,687	Associated Banc-Corp.	322,250
817,604	Bank of America Corp.	24,135,669
3,641	Bank of Hawaii Corp.^	312,034
5,435	Bank of the Ozarks, Inc.^	263,326
8,738	BankUnited, Inc.^	355,811
66,402	BB&T Corp.	3,301,507
2,003	BOK Financial Corp.^	184,917
10,963	CIT Group, Inc.^	539,708
223,025	Citigroup, Inc.	16,595,290
41,366	Citizens Financial Group, Inc.	1,736,545
14,538	Comerica, Inc.	1,262,044
7,727	Commerce Bancshares, Inc.^	431,476

Shares		Fair Value
Common Stocks, continued
Banks, continued
4,649	Cullen/Frost Bankers, Inc.^	$440,028
11,205	East West Bancorp, Inc.	681,600
26,641	F.N.B. Corp.^	368,179
59,518	Fifth Third Bancorp^	1,805,776
4,283	First Hawaiian, Inc.^	124,978
23,623	First Horizon National Corp.	472,224
2,625	First Republic Bank	227,430
90,663	Huntington Bancshares, Inc.	1,320,053
291,383	JPMorgan Chase & Co.	31,160,497
90,100	KeyCorp	1,817,317
11,932	M&T Bank Corp.	2,040,253
10,500	PacWest Bancorp	529,200
28,719	People’s United Financial, Inc.^	537,045
3,973	Pinnacle Financial Partners, Inc.	263,410
40,823	PNC Financial Services Group, Inc.	5,890,351
8,609	Popular, Inc.	305,533
5,728	Prosperity Bancshares, Inc.^	401,361
97,678	Regions Financial Corp.	1,687,876
1,899	Signature Bank*	260,657
40,101	SunTrust Banks, Inc.	2,590,124
1,166	SVB Financial Group*	272,576
9,706	Synovus Financial Corp.	465,306
13,454	TCF Financial Corp.	275,807
131,672	U.S. Bancorp	7,054,986
7,663	Webster Financial Corp.^	430,354
373,302	Wells Fargo & Co.	22,648,231
3,579	Western Alliance Bancorp*	202,643
16,530	Zions Bancorp^	840,220

		134,554,592

Beverages (0.6%):
370	Brown-Forman Corp., Class A	24,879
816	Brown-Forman Corp., Class B^	56,035
81,858	Coca-Cola Co. (The)	3,755,644
14,411	Molson Coors Brewing Co., Class B	1,182,711
15,680	PepsiCo, Inc.	1,880,346

		6,899,615

Biotechnology (1.1%):
107	Agios Pharmaceuticals, Inc.*^	6,117
3,605	Alexion Pharmaceuticals, Inc.*	431,122
936	Alnylam Pharmaceuticals, Inc.*^	118,919
44,138	Amgen, Inc.	7,675,599
1,067	Biogen Idec, Inc.*	339,914
31,197	Gilead Sciences, Inc.	2,234,953
1,324	Intrexon Corp.*^	15,252
5,931	Juno Therapeutics, Inc.*^	271,106
23,859	OPKO Health, Inc.*^	116,909
3,688	United Therapeutics Corp.*^	545,640

		11,755,531

Building Products (0.4%):
841	Fortune Brands Home & Security, Inc.	57,558
78,790	Johnson Controls International plc	3,002,687

Continued

4

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Building Products, continued
213	Lennox International, Inc.^	$44,359
9,077	Masco Corp.	398,843
9,233	Owens Corning, Inc.	848,882
7,367	USG Corp.*^	284,072

		4,636,401

Capital Markets (4.1%):
4,651	Affiliated Managers Group, Inc.	954,618
1,215	Ameriprise Financial, Inc.	205,906
83,723	Bank of New York Mellon Corp. (The)	4,509,321
14,966	BGC Partners, Inc., Class A	226,136
10,491	BlackRock, Inc., Class A+	5,389,332
20,359	Charles Schwab Corp. (The)	1,045,842
28,583	CME Group, Inc.	4,174,547
22,655	E*TRADE Financial Corp.*	1,123,008
6,132	Federated Investors, Inc., Class B^	221,243
28,141	Franklin Resources, Inc.	1,219,350
29,634	Goldman Sachs Group, Inc. (The)	7,549,557
5,697	Interactive Brokers Group, Inc., Class A^	337,319
25,787	Intercontinental Exchange, Inc.	1,819,531
28,702	Invesco, Ltd.	1,048,771
1,129	Lazard, Ltd., Class A	59,273
5,233	Legg Mason, Inc.^	219,681
108,667	Morgan Stanley	5,701,757
110	Morningstar, Inc.	10,667
9,461	NASDAQ OMX Group, Inc. (The)	726,889
17,591	Northern Trust Corp.	1,757,165
7,894	Raymond James Financial, Inc.	704,934
29,928	State Street Corp.	2,921,272
16,771	T. Rowe Price Group, Inc.^	1,759,781
2,482	TD Ameritrade Holding Corp.	126,905

		43,812,805

Chemicals (1.8%):
18,009	Air Products & Chemicals, Inc.	2,954,917
7,497	Albemarle Corp.^	958,791
5,308	Ashland Global Holdings, Inc.	377,930
5,172	Cabot Corp.	318,543
4,525	Celanese Corp., Series A	484,537
19,386	CF Industries Holdings, Inc.^	824,680
102,863	DowDuPont, Inc.	7,325,902
12,154	Eastman Chemical Co.	1,125,947
8,862	Huntsman Corp.	295,016
15,368	Lyondellbasell Industries NV	1,695,398
29,177	Mosaic Co. (The)	748,682
55	NewMarket Corp.^	21,856
14,089	Olin Corp.	501,287
10,477	Platform Speciality Products Corp.*	103,932
1,600	PPG Industries, Inc.	186,912
2,975	Praxair, Inc.	460,173
766	RPM International, Inc.	40,154
227	Scotts Miracle-Gro Co. (The)^	24,287
17,514	Valvoline, Inc.^	438,901
1,590	Westlake Chemical Corp.^	169,383

		19,057,228

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies (0.2%):
1,284	Clean Harbors, Inc.*^	$69,593
15,287	Pitney Bowes, Inc.	170,909
19,349	Republic Services, Inc., Class A	1,308,185
7,081	Stericycle, Inc.*^	481,437
6,342	Waste Management, Inc.	547,315

		2,577,439

Communications Equipment (1.9%):
15,145	ARRIS International plc*	389,075
417,848	Cisco Systems, Inc.	16,003,578
8,078	CommScope Holding Co., Inc.*^	305,591
4,127	EchoStar Corp., Class A*	247,207
7,398	Harris Corp.	1,047,927
31,196	Juniper Networks, Inc.	889,086
12,414	Motorola Solutions, Inc.	1,121,481

		20,003,945

Construction & Engineering (0.2%):
13,283	Aecom Technology Corp.*	493,463
11,545	Fluor Corp.	596,299
9,936	Jacobs Engineering Group, Inc.	655,380
9,476	Quanta Services, Inc.*	370,606
1,817	Valmont Industries, Inc.^	301,349

		2,417,097

Construction Materials (0.0%):
554	Martin Marietta Materials, Inc.	122,456
810	Vulcan Materials Co.	103,980

		226,436

Consumer Finance (1.6%):
37,181	Ally Financial, Inc.^	1,084,198
60,767	American Express Co.	6,034,770
37,931	Capital One Financial Corp.	3,777,169
94	Credit Acceptance Corp.*^	30,407
30,473	Discover Financial Services	2,343,983
21,700	Navient Corp.^	289,044
5,192	Onemain Holdings, Inc.*^	134,940
12,156	Santander Consumer USA Holdings, Inc.^	226,345
36,932	SLM Corp.*	417,332
66,014	Synchrony Financial	2,548,801

		16,886,989

Containers & Packaging (0.4%):
3,979	AptarGroup, Inc.^	343,308
1,027	Ardagh Group SA	21,670
368	Avery Dennison Corp.	42,268
13,171	Ball Corp.^	498,522
7,707	Bemis Co., Inc.^	368,318
2,966	Crown Holdings, Inc.*	166,838
8,436	Graphic Packaging Holding Co.	130,336
3,158	International Paper Co.	182,975
2,924	Owens-Illinois, Inc.*	64,825
7,238	Sealed Air Corp.	356,833
8,347	Sonoco Products Co.^	443,560
21,188	WestRock Co.	1,339,293

		3,958,746

Continued

5

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Distributors (0.1%):
7,446	Genuine Parts Co.	$707,444
22,038	LKQ Corp.*	896,286

		1,603,730

Diversified Consumer Services (0.1%):
355	Graham Holdings Co., Class B	198,214
14,941	H&R Block, Inc.^	391,753

		589,967

Diversified Financial Services (3.1%):
162,225	Berkshire Hathaway, Inc., Class B*^	32,156,240
21,119	Leucadia National Corp.	559,442
14,056	Voya Financial, Inc.	695,350

		33,411,032

Diversified Telecommunication Services (2.8%):
518,686	AT&T, Inc.^	20,166,512
80,752	CenturyLink, Inc.^	1,346,943
172,182	Verizon Communications, Inc.	9,113,593

		30,627,048

Electric Utilities (3.4%):
19,527	Alliant Energy Corp.	832,045
41,581	American Electric Power Co., Inc.	3,059,114
4,868	Avangrid, Inc.^	246,223
59,241	Duke Energy Corp.^	4,982,761
26,723	Edison International	1,689,963
15,038	Entergy Corp.	1,223,943
26,692	Eversource Energy	1,686,401
80,699	Exelon Corp.	3,180,348
37,230	FirstEnergy Corp.	1,139,983
18,446	Great Plains Energy, Inc.	594,699
9,341	Hawaiian Electric Industries, Inc.^	337,677
39,454	NextEra Energy, Inc.	6,162,319
17,103	OGE Energy Corp.	562,860
43,066	PG&E Corp.	1,930,649
9,164	Pinnacle West Capital Corp.	780,590
57,639	PPL Corp.	1,783,927
83,966	Southern Co. (The)	4,037,925
11,743	Westar Energy, Inc.	620,030
42,791	Xcel Energy, Inc.	2,058,675

		36,910,132

Electrical Equipment (0.8%):
1,168	Acuity Brands, Inc.^	205,568
15,910	AMETEK, Inc.	1,152,998
37,608	Eaton Corp. plc	2,971,408
46,475	Emerson Electric Co.	3,238,843
1,571	Hubbell, Inc.	212,619
3,697	Regal-Beloit Corp.^	283,190
7,141	Sensata Technologies Holding NV*	364,977

		8,429,603

Electronic Equipment, Instruments & Components (0.5%):
7,263	Arrow Electronics, Inc.*	584,018
10,005	Avnet, Inc.	396,398

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
67,785	Corning, Inc.	$2,168,442
4,785	Dolby Laboratories, Inc., Class A	296,670
5,337	FLIR Systems, Inc.	248,811
14,200	Jabil, Inc.	372,750
15,800	Keysight Technologies, Inc.*	657,280
1,849	National Instruments Corp.^	76,974
4,520	Trimble Navigation, Ltd.*	183,693

		4,985,036

Energy Equipment & Services (1.3%):
35,667	Baker Hughes^	1,128,504
23,480	Halliburton Co.	1,147,468
9,069	Helmerich & Payne, Inc.	586,220
23,991	Nabors Industries, Ltd.^	163,859
31,890	National-Oilwell Varco, Inc.^	1,148,677
7,763	Oceaneering International, Inc.^	164,110
17,655	Patterson-UTI Energy, Inc.	406,242
125	RPC, Inc.^	3,191
117,437	Schlumberger, Ltd.	7,914,079
33,618	Transocean, Ltd.*	359,040
74,270	Weatherford International plc*^	309,706

		13,331,096

Equity Real Estate Investment Trusts (4.5%):
7,897	Alexandria Real Estate Equities, Inc.	1,031,269
11,427	American Campus Communities, Inc.	468,850
20,527	American Homes 4 Rent, Class A	448,310
13,334	Apartment Investment & Management Co., Class A	582,829
17,788	Apple Hospitality REIT, Inc.^	348,823
11,499	AvalonBay Communities, Inc.	2,051,537
10,911	Boston Properties, Inc.	1,418,757
14,879	Brandywine Realty Trust^	270,649
26,139	Brixmor Property Group, Inc.	487,754
7,757	Camden Property Trust	714,109
46,013	Colony Northstar, Inc.^	525,008
10,239	Columbia Property Trust, Inc.	234,985
10,323	Corecivic, Inc.	232,268
8,472	Corporate Office Properties Trust^	247,382
4,537	CubeSmart^	131,210
957	Cyrusone, Inc.^	56,970
7,860	DCT Industrial Trust, Inc.	462,011
26,928	DDR Corp.	241,275
4,126	Digital Realty Trust, Inc.^	469,951
2,311	Douglas Emmett, Inc.	94,890
29,439	Duke Realty Corp.	801,035
11,473	Empire State Realty Trust, Inc., Class A^	235,541
5,339	EPR Properties^	349,491
10,352	Equity Commonwealth*^	315,840
29,850	Equity Residential Property Trust	1,903,535
5,453	Essex Property Trust, Inc.	1,316,191
1,587	Extra Space Storage, Inc.^	138,783
3,763	Federal Realty Investment Trust	499,764
21,565	Forest City Realty Trust, Inc., Class A^	519,717

Continued

6

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
11,600	Gaming & Leisure Properties, Inc.	$429,200
51,721	Ggp US	1,209,754
39,206	HCP, Inc.	1,022,492
16,950	Healthcare Trust of America, Inc., Class A^	509,178
8,694	Highwoods Properties, Inc.	442,612
13,892	Hospitality Properties Trust	414,676
61,011	Host Hotels & Resorts, Inc.^	1,211,068
11,772	Hudson Pacific Properties, Inc.^	403,191
25,030	Invitation Homes, Inc.^	589,957
2,957	Iron Mountain, Inc.^	111,568
6,905	JBG SMITH Properties^	239,811
8,243	Kilroy Realty Corp.^	615,340
35,336	Kimco Realty Corp.	641,348
751	Lamar Advertising Co., Class A^	55,754
12,586	Liberty Property Trust	541,324
3,864	Life Storage, Inc.^	344,166
11,372	Macerich Co. (The)^	746,913
30,995	Medical Properties Trust, Inc.^	427,111
9,386	Mid-America Apartment Communities, Inc.	943,856
12,699	National Retail Properties, Inc.^	547,708
16,612	Omega Healthcare Investors, Inc.^	457,494
9,818	Outfront Media, Inc.^	227,778
16,769	Paramount Group, Inc.^	265,789
12,339	Parks Hotels & Resorts, Inc.^	354,746
12,433	Piedmont Office Realty Trust, Inc., Class A^	243,811
44,108	ProLogis, Inc.	2,845,407
10,912	Rayonier, Inc.	345,147
23,721	Realty Income Corp.^	1,352,571
12,305	Regency Centers Corp.	851,260
19,895	Retail Properties of America, Inc., Class A^	267,389
20,066	Senior Housing Properties Trust	384,264
2,486	Simon Property Group, Inc.^	426,946
8,023	SL Green Realty Corp.^	809,761
37,749	Spirit Realty Capital, Inc.	323,886
14,566	STORE Capital Corp.^	379,299
6,529	Sun Communities, Inc.	605,761
6,851	Tanger Factory Outlet Centers, Inc.^	181,620
2,340	Taubman Centers, Inc.^	153,106
21,768	UDR, Inc.	838,503
14,130	Uniti Group, Inc.^	251,373
29,707	Ventas, Inc.	1,782,717
83,685	VEREIT, Inc.	651,906
14,360	Vornado Realty Trust^	1,122,665
10,290	Weingarten Realty Investors	338,232
30,682	Welltower, Inc.	1,956,591
62,543	Weyerhaeuser Co.	2,205,266
9,006	WP Carey, Inc.^	620,513

		48,289,562

Food & Staples Retailing (2.3%):
3,161	Casey’s General Stores, Inc.^	353,842
85,803	CVS Health Corp.	6,220,718
34,413	Kroger Co. (The)	944,637

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
52,157	Rite Aid Corp.*^	$102,749
17,432	US Foods Holding Corp.*	556,604
59,939	Walgreens Boots Alliance, Inc.	4,352,770
121,088	Wal-Mart Stores, Inc.	11,957,440

		24,488,760

Food Products (2.0%):
46,349	Archer-Daniels-Midland Co.	1,857,668
11,679	Bunge, Ltd.	783,427
5,259	Campbell Soup Co.^	253,010
32,782	ConAgra Foods, Inc.	1,234,898
14,821	Flowers Foods, Inc.^	286,194
13,840	General Mills, Inc.^	820,574
8,498	Hain Celestial Group, Inc.*	360,230
1,113	Hershey Co. (The)	126,337
22,448	Hormel Foods Corp.^	816,883
5,945	Ingredion, Inc.	831,111
9,200	JM Smucker Co. (The)^	1,143,008
1,532	Kellogg Co.^	104,145
50,511	Kraft Heinz Co. (The)	3,927,735
9,635	Lamb Weston Holding, Inc.	543,896
123,597	Mondelez International, Inc., Class A	5,289,951
433	Pilgrim’s Pride Corp.*^	13,449
10,095	Pinnacle Foods, Inc.	600,350
5,538	Post Holdings, Inc.*^	438,776
24	Seaboard Corp.^	105,840
3,464	TreeHouse Foods, Inc.*^	171,329
23,444	Tyson Foods, Inc., Class A	1,900,605

		21,609,416

Gas Utilities (0.2%):
8,570	Atmos Energy Corp.	736,077
6,834	National Fuel Gas Co.	375,255
14,342	UGI Corp.	673,357

		1,784,689

Health Care Equipment & Supplies (2.8%):
142,504	Abbott Laboratories	8,132,703
38,182	Baxter International, Inc.	2,468,084
867	Cooper Cos., Inc. (The)	188,902
51,688	Danaher Corp.	4,797,680
18,937	DENTSPLY SIRONA, Inc.^	1,246,623
301	Hill-Rom Holdings, Inc.	25,371
10,128	Hologic, Inc.*	432,972
106,021	Medtronic plc	8,561,196
7,153	STERIS plc^	625,673
3,130	Teleflex, Inc.	778,807
16,978	Zimmer Holdings, Inc.	2,048,735

		29,306,746

Health Care Providers & Services (2.4%):
6,306	Acadia Healthcare Co., Inc.*^	205,765
18,204	Aetna, Inc.	3,283,820
21,665	Anthem, Inc.	4,874,841
16,464	Brookdale Senior Living, Inc.*	159,701

Continued

7

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
26,570	Cardinal Health, Inc.	$1,627,944
12,465	Centene Corp.*	1,257,469
2,486	Cigna Corp.	504,882
12,777	DaVita, Inc.*	923,138
9,943	Envision Healthcare Corp.*^	343,630
44,469	Express Scripts Holding Co.*	3,319,165
22,322	HCA Holdings, Inc.*	1,960,764
736	Humana, Inc.^	182,580
8,566	Laboratory Corp. of America Holdings*	1,366,363
2,626	LifePoint Hospitals, Inc.*^	130,775
15,988	McKesson Corp.	2,493,329
7,620	MEDNAX, Inc.*	407,213
6,291	Patterson Cos., Inc.^	227,294
3,430	Premier, Inc., Class A*^	100,122
11,469	Quest Diagnostics, Inc.	1,129,582
7,189	Universal Health Services, Inc., Class B	814,873
284	WellCare Health Plans, Inc.*	57,115

		25,370,365

Hotels, Restaurants & Leisure (0.7%):
11,921	Aramark Holdings Corp.	509,504
34,282	Carnival Corp., Class A	2,275,296
6,938	Extended Stay America, Inc.	131,822
2,267	Hilton Worldwide Holdings, Inc.	181,043
3,918	Hyatt Hotels Corp., Class A*^	288,130
9,240	International Game Technology plc	244,952
38,750	MGM Resorts International	1,293,862
15,472	Norwegian Cruise Line Holdings, Ltd.*	823,884
14,418	Royal Caribbean Cruises, Ltd.	1,719,779
4,005	Yum China Holdings, Inc.	160,280

		7,628,552

Household Durables (0.7%):
6,682	CalAtlantic Group, Inc.	376,798
13,115	D.R. Horton, Inc.	669,783
9,981	Garmin, Ltd.^	594,568
2,033	Leggett & Platt, Inc.^	97,035
16,708	Lennar Corp., Class A	1,056,614
1,045	Lennar Corp., Class B	54,006
4,876	Mohawk Industries, Inc.*	1,345,288
41,075	Newell Rubbermaid, Inc.	1,269,218
16,244	PulteGroup, Inc.^	540,113
2,403	Tempur Sealy International, Inc.*^	150,644
6,804	Toll Brothers, Inc.^	326,728
5,431	Whirlpool Corp.	915,884

		7,396,679

Household Products (2.2%):
1,556	Clorox Co. (The)	231,439
61,149	Colgate-Palmolive Co.	4,613,692
4,474	Kimberly-Clark Corp.^	539,833
205,011	Procter & Gamble Co. (The)	18,836,411

		24,221,375

Shares		Fair Value
Common Stocks, continued
Independent Power & Renewable Electricity Producers (0.2%):
56,753	AES Corp. (The)	$614,635
30,738	Calpine Corp.*	465,066
20,546	NRG Energy, Inc.^	585,150
20,665	Vistra Energy Corp.*^	378,583

		2,043,434

Industrial Conglomerates (1.4%):
5,099	Carlisle Cos., Inc.	579,501
605,236	General Electric Co.	10,561,368
26,777	Honeywell International, Inc.	4,106,521
471	Roper Industries, Inc.^	121,989

		15,369,379

Insurance (4.3%):
32,751	Aflac, Inc.	2,874,883
1,178	Alleghany Corp.*	702,194
22,172	Allstate Corp. (The)	2,321,630
5,990	American Financial Group, Inc.	650,155
66,725	American International Group, Inc.	3,975,475
625	American National Insurance Co.^	80,156
8,867	Arch Capital Group, Ltd.*	804,857
4,745	Arthur J. Gallagher & Co.	300,264
3,450	Aspen Insurance Holdings, Ltd.	140,070
3,500	Assurant, Inc.	352,940
10,041	Assured Guaranty, Ltd.	340,089
9,170	Athene Holding, Ltd.*^	474,181
7,059	Axis Capital Holdings, Ltd.	354,785
7,143	Brighthouse Financial, Inc.*	418,866
10,040	Brown & Brown, Inc.	516,658
39,182	Chubb, Ltd.	5,725,666
12,880	Cincinnati Financial Corp.	965,614
2,502	CNA Financial Corp.^	132,731
517	Erie Indemnity Co., Class A	62,991
3,374	Everest Re Group, Ltd.	746,531
9,212	First American Financial Corp.	516,240
21,829	FNF Group	856,570
3,643	Hanover Insurance Group, Inc. (The)	393,735
29,894	Hartford Financial Services Group, Inc. (The)	1,682,434
18,317	Lincoln National Corp.	1,408,028
23,366	Loews Corp.	1,169,001
1,144	Markel Corp.*^	1,303,165
2,347	Mercury General Corp.^	125,424
76,158	MetLife, Inc.	3,850,548
21,028	Old Republic International Corp.^	449,579
22,364	Principal Financial Group, Inc.	1,578,004
4,519	ProAssurance Corp.	258,261
36,145	Prudential Financial, Inc.	4,155,951
5,362	Reinsurance Group of America, Inc.	836,097
3,196	RenaissanceRe Holdings, Ltd.	401,386
9,649	Torchmark Corp.	875,261
23,240	Travelers Cos., Inc. (The)	3,152,274
18,898	UnumProvident Corp.	1,037,311
6,636	Validus Holdings, Ltd.	311,361
7,897	W.R. Berkley Corp.^	565,820

Continued

8

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Insurance, continued
302	White Mountains Insurance Group, Ltd.	$257,087
10,602	Willis Towers Watson plc	1,597,616
14,697	XL Group, Ltd.^	516,747

		49,238,636

Internet & Direct Marketing Retail (0.1%):
3,855	Liberty Expedia Holdings, Class A*	170,892
14,288	Liberty Interactive Corp., Class A*	348,913
6,731	Liberty Ventures, Series A, Class A*^	365,090
5,016	TripAdvisor, Inc.*^	172,851

		1,057,746

Internet Software & Services (0.5%):
13,843	Akamai Technologies, Inc.*^	900,349
82,363	eBay, Inc.*	3,108,379
1,599	LogMeIn, Inc.	183,086
52,570	Twitter, Inc.*^	1,262,205
1,201	Zillow Group, Inc., Class A*^	48,929
2,937	Zillow Group, Inc., Class C*^	120,182

		5,623,130

IT Services (0.7%):
12,099	Amdocs, Ltd.	792,243
885	Booz Allen Hamilton Holding Corp.^	33,745
15,818	Conduent, Inc.*^	255,619
2,955	CoreLogic, Inc.*	136,551
4,575	DST Systems, Inc.	283,970
11,865	Fidelity National Information Services, Inc.	1,116,378
22,343	International Business Machines Corp.	3,427,862
11,805	Leidos Holdings, Inc.	762,249
4,189	Sabre Corp.^	85,875
1,297	Switch, Inc., Class A^	23,592
10,084	Teradata Corp.*^	387,831
691	WEX, Inc.*	97,590

		7,403,505

Leisure Products (0.1%):
1,439	Brunswick Corp.	79,462
2,324	Hasbro, Inc.	211,228
23,054	Mattel, Inc.^	354,570

		645,260

Life Sciences Tools & Services (0.6%):
20,477	Agilent Technologies, Inc.	1,371,345
1,791	Bio-Rad Laboratories, Inc., Class A*	427,458
5,233	Bruker Corp.^	179,597
4,519	IQVIA Holdings, Inc.*	442,410
7,587	PerkinElmer, Inc.	554,761
12,973	Qiagen NV*	401,255
18,419	Thermo Fisher Scientific, Inc.	3,497,399

		6,874,225

Machinery (1.4%):
5,707	AGCO Corp.	407,651
4,572	Caterpillar, Inc.	720,456
7,411	Colfax Corp.*	293,624

Shares		Fair Value
Common Stocks, continued
Machinery, continued
4,216	Crane Co.	$376,152
9,062	Cummins, Inc.	1,600,712
680	Donaldson Co., Inc.^	33,286
11,583	Dover Corp.	1,169,767
11,177	Flowserve Corp.^	470,887
2,465	Fortive Corp.	178,343
394	IDEX Corp.	51,996
10,444	Ingersoll-Rand plc	931,500
7,467	ITT, Inc.	398,514
6,378	OshKosh Corp.	579,696
28,842	PACCAR, Inc.	2,050,090
1,512	Parker Hannifin Corp.	301,765
13,882	Pentair plc^	980,347
4,124	Snap-On, Inc.^	718,813
11,561	Stanley Black & Decker, Inc.	1,961,786
6,350	Terex Corp.^	306,197
5,628	Timken Co.	276,616
12,879	Trinity Industries, Inc.^	482,447
4,984	Wabtec Corp.^	405,847
7,341	Xylem, Inc.^	500,656

		15,197,148

Marine (0.0%):
4,512	Kirby Corp.*^	301,402

Media (2.2%):
5,062	Charter Communications, Inc., Class A*	1,700,630
9,086	Cinemark Holdings, Inc.^	316,375
29,508	Comcast Corp., Class A	1,181,795
12,935	Discovery Communications, Inc., Class A*^	289,485
17,499	Discovery Communications, Inc., Class C*	370,454
4,034	DISH Network Corp., Class A*	192,624
5,076	Interpublic Group of Cos., Inc. (The)^	102,332
3,620	John Wiley & Sons, Inc., Class A^	238,015
2,212	Liberty Broadband Corp., Class A*^	188,131
8,584	Liberty Broadband Corp., Class C*	731,013
1,716	Liberty Media Group, Class A*^	56,148
15,693	Liberty Media Group, Class C*^	536,073
7,516	Liberty SiriusXM Group, Class A*	298,085
14,994	Liberty SiriusXM Group, Class C*	594,662
1,807	Lions Gate Entertainment Corp., Class A*^	61,095
2,954	Lions Gate Entertainment Corp., Class B*	93,760
1,473	Madison Square Garden Co. (The), Class A*	310,582
32,774	News Corp., Class A	531,267
10,001	News Corp., Class B	166,017
6,668	Regal Entertainment Group, Class A	153,431
3,158	Scripps Networks Interactive, Class C	269,630
4,553	Sirius XM Holdings, Inc.^	24,404
17,610	Tegna, Inc.^	247,949
65,391	Time Warner, Inc.	5,981,314
6,615	Tribune Media Co., Class A	280,939
84,897	Twenty-First Century Fox, Inc.	2,931,492
33,561	Twenty-First Century Fox, Inc., Class B	1,145,101
871	Viacom, Inc., Class A	30,398

Continued

9

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Media, continued
29,443	Viacom, Inc., Class B	$907,139
41,351	Walt Disney Co. (The)	4,445,645

		24,375,985

Metals & Mining (0.7%):
15,321	Alcoa Corp.*	825,342
91,360	Freeport-McMoRan Copper & Gold, Inc.*	1,732,185
45,126	Newmont Mining Corp.	1,693,128
26,717	Nucor Corp.^	1,698,667
6,062	Reliance Steel & Aluminum Co.	520,059
3,408	Royal Gold, Inc.	279,865
614	Southern Copper Corp.^	29,134
16,543	Steel Dynamics, Inc.	713,500
25,462	Tahoe Resources, Inc.^	121,963
14,906	United States Steel Corp.	524,542

		8,138,385

Mortgage Real Estate Investment Trusts (0.3%):
32,891	Agnc Investment Corp.^	664,069
97,128	Annaly Capital Management, Inc.	1,154,853
15,960	Chimera Investment Corp.	294,941
34,482	MFA Financial, Inc.	273,097
26,033	New Residential Investment Corp.	465,470
20,414	Starwood Property Trust, Inc.^	435,839
15,139	Two Harbors Investment Corp.^	246,160

		3,534,429

Multiline Retail (0.5%):
14,339	Dollar General Corp.	1,333,670
961	Dollar Tree, Inc.*	103,125
14,105	Kohl’s Corp.^	764,914
25,291	Macy’s, Inc.^	637,080
46,571	Target Corp.	3,038,758

		5,877,547

Multi-Utilities (1.8%):
20,210	Ameren Corp.	1,192,188
35,835	CenterPoint Energy, Inc.	1,016,281
23,291	CMS Energy Corp.	1,101,664
26,176	Consolidated Edison, Inc.	2,223,651
54,076	Dominion Energy, Inc.	4,383,400
15,039	DTE Energy Co.	1,646,169
16,611	MDU Resources Group, Inc.	446,504
27,966	NiSource, Inc.	717,887
42,605	Public Service Enterprise Group, Inc.	2,194,158
11,247	SCANA Corp.	447,406
21,098	Sempra Energy	2,255,798
7,108	Vectren Corp.	462,162
26,426	WEC Energy Group, Inc.^	1,755,479

		19,842,747

Oil, Gas & Consumable Fuels (9.7%):
45,985	Anadarko Petroleum Corp.	2,466,635
13,105	Andeavor	1,498,426
10,250	Antero Resources Corp.*^	194,750
30,297	Apache Corp.^	1,279,139

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
11,258	Cabot Oil & Gas Corp.	$321,979
10,780	Centennial Resources Development*^	213,444
6,059	Cheniere Energy, Inc.*^	326,217
68,167	Chesapeake Energy Corp.*^	269,941
159,390	Chevron Corp.	19,954,033
478	Cimarex Energy Co.	58,321
19,083	CNX Resources Corp.*	279,184
12,376	Concho Resources, Inc.*^	1,859,123
100,917	ConocoPhillips Co.	5,539,334
2,384	CONSOL Energy, Inc.*^	94,192
4,115	Continental Resources, Inc.*^	217,972
40,800	Devon Energy Corp.	1,689,120
6,459	Diamondback Energy, Inc.*^	815,449
8,282	Energen Corp.*	476,795
44,073	EOG Resources, Inc.	4,755,917
17,059	EQT Corp.	970,998
10,721	Extraction Oil & Gas, Inc.*^	153,418
357,575	Exxon Mobil Corp.	29,907,572
12,884	Gulfport Energy Corp.*^	164,400
23,702	Hess Corp.^	1,125,134
14,683	HollyFrontier Corp.^	752,063
161,397	Kinder Morgan, Inc.	2,916,444
18,592	Kosmos Energy LLC*^	127,355
71,186	Marathon Oil Corp.	1,205,179
40,794	Marathon Petroleum Corp.	2,691,588
13,916	Murphy Oil Corp.^	432,092
40,340	Noble Energy, Inc.^	1,175,508
64,349	Occidental Petroleum Corp.	4,739,947
6,979	Parsley Energy, Inc., Class A*	205,462
9,038	PBF Energy, Inc., Class A^	320,397
36,848	Phillips 66	3,727,175
14,217	Pioneer Natural Resources Co.	2,457,408
21,246	QEP Resources, Inc.*	203,324
19,313	Range Resources Corp.^	329,480
5,361	RSP Permian, Inc.*	218,085
9,494	SM Energy Co.^	209,628
43,126	Southwestern Energy Co.*^	240,643
17,629	Targa Resources Corp.^	853,596
36,948	Valero Energy Corp.	3,395,891
7,442	Whiting Petroleum Corp.*^	197,064
59,140	Williams Cos., Inc. (The)	1,803,179
5,370	World Fuel Services Corp.^	151,112
33,838	WPX Energy, Inc.*	476,101

		103,460,214

Paper & Forest Products (0.0%):
5,170	Domtar Corp.^	256,018

Personal Products (0.1%):
38,752	Coty, Inc., Class A^	770,777
4,802	Edgewell Personal Care Co.*^	285,191
3,326	Nu Skin Enterprises, Inc., Class A^	226,933

		1,282,901

Continued

10

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals (6.4%):
680	Akorn, Inc.*^	$21,916
28,265	Allergan plc	4,623,589
70,525	Bristol-Myers Squibb Co.	4,321,772
17,458	Endo International plc*	135,300
192,627	Johnson & Johnson Co.	26,913,843
8,230	Mallinckrodt plc*^	185,669
218,114	Merck & Co., Inc.	12,273,275
44,828	Mylan NV*	1,896,673
11,037	Perrigo Co. plc	961,984
498,975	Pfizer, Inc.	18,072,875

		69,406,896

Professional Services (0.3%):
1,838	Dun & Bradstreet Corp.	217,638
14,128	IHS Markit, Ltd.*	637,879
5,556	Manpower, Inc.	700,667
29,987	Nielsen Holdings plc^	1,091,527

		2,647,711

Real Estate Management & Development (0.2%):
14,084	CBRE Group, Inc., Class A*	609,978
2,864	Howard Hughes Corp. (The)*	375,957
3,858	Jones Lang LaSalle, Inc.	574,572
11,487	Realogy Holdings Corp.^	304,406

		1,864,913

Road & Rail (0.6%):
435	AMERCO, Inc.	164,391
7,221	CSX Corp.	397,227
5,213	Genesee & Wyoming, Inc., Class A*^	410,419
8,658	Kansas City Southern^	910,995
24,384	Norfolk Southern Corp.	3,533,241
1,901	Old Dominion Freight Line, Inc.	250,077
4,522	Ryder System, Inc.	380,617
6,208	Union Pacific Corp.	832,493

		6,879,460

Semiconductors & Semiconductor Equipment (2.9%):
25,788	Cypress Semiconductor Corp.^	393,009
6,969	First Solar, Inc.*	470,547
397,341	Intel Corp.	18,341,261
33,391	Marvell Technology Group, Ltd.	716,905
22,438	Micron Technology, Inc.*	922,651
1,874	Microsemi Corp.*	96,792
12,446	NXP Semiconductors NV*	1,457,302
2,370	ON Semiconductor Corp.*	49,628
5,135	Qorvo, Inc.*	341,991
124,567	QUALCOMM, Inc.	7,974,779
1,060	Teradyne, Inc.	44,382
8,277	Versum Materials, Inc.	313,284
1,100	Xilinx, Inc.	74,162

		31,196,693

Software (1.3%):
3,228	Autodesk, Inc.*	338,391
26,300	CA, Inc.	875,264

Shares		Fair Value
Common Stocks, continued
Software, continued
14,982	FireEye, Inc.*^	$212,744
3,840	Guidewire Software, Inc.*^	285,158
24,604	Nuance Communications, Inc.*	402,275
225,891	Oracle Corp.	10,680,127
959	SS&C Technologies Holdings, Inc.	38,820
11,553	Synopsys, Inc.*	984,779
66,435	Zynga, Inc.*	265,740

		14,083,298

Specialty Retail (0.7%):
4,452	Advance Auto Parts, Inc.	443,820
4,864	AutoNation, Inc.*	249,669
327	AutoZone, Inc.*	232,618
11,574	Bed Bath & Beyond, Inc.^	254,512
21,663	Best Buy Co., Inc.^	1,483,266
2,428	Burlington Stores, Inc.*	298,717
1,211	Dick’s Sporting Goods, Inc.^	34,804
9,636	Foot Locker, Inc.^	451,736
8,839	GameStop Corp., Class A^	158,660
19,268	Gap, Inc. (The)^	656,268
16,886	L Brands, Inc.^	1,016,875
2,320	Michaels Cos., Inc. (The)*^	56,121
2,611	Murphy U.S.A., Inc.*^	209,820
3,135	Penske Automotive Group, Inc.^	150,010
7,200	Sally Beauty Holdings, Inc.*^	135,072
5,068	Signet Jewelers, Ltd.^	286,595
9,012	Tiffany & Co.	936,797
7,121	Urban Outfitters, Inc.*^	249,662
5,569	Williams-Sonoma, Inc.^	287,917

		7,592,939

Technology Hardware, Storage & Peripherals (0.7%):
136,251	Hewlett Packard Enterprise Co.	1,956,564
140,502	HP, Inc.	2,951,947
3,468	NetApp, Inc.	191,850
21,384	Western Digital Corp.	1,700,670
19,615	Xerox Corp.	571,777

		7,372,808

Textiles, Apparel & Luxury Goods (0.4%):
11,019	Michael Kors Holdings, Ltd.*	693,646
6,475	PVH Corp.	888,436
4,738	Ralph Lauren Corp.^	491,283
6,241	Skechers U.S.A., Inc., Class A*^	236,159
20,028	Tapestry, Inc.	885,838
4,674	Under Armour, Inc., Class A*^	67,446
4,889	Under Armour, Inc., Class C*^	65,121
7,237	VF Corp.^	535,538

		3,863,467

Thrifts & Mortgage Finance (0.1%):
40,934	New York Community Bancorp, Inc.^	532,960
4,788	TFS Financial Corp.	71,533

		604,493

Continued

11

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Tobacco (1.2%):
119,069	Philip Morris International, Inc.	$12,579,640

Trading Companies & Distributors (0.1%):
7,765	Air Lease Corp.^	373,419
2,138	MSC Industrial Direct Co., Inc., Class A	206,659
292	W.W. Grainger, Inc.^	68,985
4,013	WESCO International, Inc.*^	273,486

		922,549

Transportation Infrastructure (0.0%):
6,672	Macquarie Infrastructure Corp.	428,342

Water Utilities (0.2%):
14,984	American Water Works Co., Inc.^	1,370,886
15,286	Aqua America, Inc.^	599,670

		1,970,556

Wireless Telecommunication Services (0.1%):
53,737	Sprint Corp.*^	316,511
7,820	Telephone & Data Systems, Inc.	217,396
9,582	T-Mobile US, Inc.*	608,553
1,461	United States Cellular Corp.*^	54,977

		1,197,437

Total Common Stocks (Cost $863,520,257)		1,058,716,700

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (8.3%):
$89,963,874	AZL Russell 1000 Value Index Fund Securities Lending Collateral Account(a)	$89,963,874

Total Securities Held as Collateral for Securities on Loan (Cost $89,963,874)		89,963,874

Unaffiliated Investment Company (1.8%):
19,383,323	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.11%(b)	19,383,323

Total Unaffiliated Investment Company (Cost $19,383,323)		19,383,323

Total Investment Securities (Cost $972,867,454)(c) — 108.2%		1,168,063,897
Net other assets (liabilities) — (8.2)%		(88,761,283)

Net Assets — 100.0%		$1,079,302,614

Percentages indicated are based on net assets as of December 31, 2017.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $87,450,492.

+	Affiliated Securities

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(b)	The rate represents the effective yield at December 31, 2017.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $732,200 has been segregated to cover margin requirements for the following open contracts as of December 31, 2017:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	3/16/18	159	$21,274,200	$37,979

				$37,979

See accompanying notes to the financial statements.

12

AZL Russell 1000 Value Index Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in non-affiliates, at cost	$969,467,198

Investments in affiliates, at cost	3,400,256

Total Investment securities, at cost	$972,867,454

Investments in non-affiliates, at value*	$1,162,674,565
Investments in affiliates, at value	5,389,332

Total Investment securities, at value	1,168,063,897
Cash	4,907
Segregated cash for collateral	732,200
Interest and dividends receivable	1,662,981
Receivable for variation margin on futures contracts	1,292
Reclaims receivable	185,257
Prepaid expenses	5,997

Total Assets	1,170,656,531

Liabilities:
Payable for capital shares redeemed	595,496
Payable for collateral received on loaned securities	89,963,874
Payable for variation margin on futures contracts	78,432
Manager fees payable	339,919
Administration fees payable	25,412
Distribution fees payable	190,194
Custodian fees payable	5,587
Administrative and compliance services fees payable	2,748
Transfer agent fees payable	1,741
Trustee fees payable	1,771
Other accrued liabilities	148,743

Total Liabilities	91,353,917

Net Assets	$1,079,302,614

Net Assets Consist of:
Capital	$792,911,689
Accumulated net investment income/(loss)	21,010,021
Accumulated net realized gains/(losses) from investment transactions	70,146,347
Net unrealized appreciation/(depreciation) on investments	195,234,557

Net Assets	$1,079,302,614

Class 1
Net Assets	$185,902,891
Shares of beneficial interest (unlimited number of shares authorized, no par value)	17,456,641
Net Asset Value (offering and redemption price per share)	$10.65

Class 2
Net Assets	$893,399,723
Shares of beneficial interest (unlimited number of shares authorized, no par value)	65,864,441
Net Asset Value (offering and redemption price per share)	$13.56

*	Includes securities on loan of $87,450,492.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends	$28,237,260
Dividends from affiliates	119,885
Interest	268
Income from securities lending	376,868
Other income	51,214
Foreign withholding tax	(5,573)

Total Investment Income	28,779,922

Expenses:
Manager fees	5,031,940
Administration fees	286,666
Distribution fees — Class 2	2,396,150
Custodian fees	35,784
Administrative and compliance services fees	13,776
Transfer agent fees	11,371
Trustee fees	49,853
Professional fees	56,954
Shareholder reports	36,440
Other expenses	249,432

Total expenses before reductions	8,168,366
Less expenses voluntarily waived/reimbursed by the Manager	(607,728)

Net expenses	7,560,638

Net Investment Income/(Loss)	21,219,284

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions and foreign currencies	77,434,157
Net realized gains/(losses) on affiliated transactions	448,094
Net realized gains/(losses) on futures contracts	2,755,590
Change in net unrealized appreciation/depreciation on investments and foreign currencies	39,304,427
Change in net unrealized appreciation/depreciation on affiliated transactions	1,105,292
Change in net unrealized appreciation/depreciation on futures contracts	(3,660)

Net Realized/Unrealized Gains/(Losses) on Investments	121,043,900

Change in Net Assets Resulting From Operations	$142,263,184

See accompanying notes to the financial statements.

13

AZL Russell 1000 Value Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016*
Change In Net Assets:
Operations:
Net investment income/(loss)	$21,219,284	$7,701,916
Net realized gains/(losses) on investment transactions	80,637,841	111,938,020
Change in unrealized appreciation/depreciation on investments	40,406,059	(18,283,699)

Change in net assets resulting from operations	142,263,184	101,356,237

Distributions to Shareholders:
From net investment income:
Class 1	(1,632,621)	—
Class 2	(6,305,794)	(3,330,450)
From net realized gains:
Class 1	(22,052,360)	—
Class 2	(91,526,620)	(16,584,572)

Change in net assets resulting from distributions to shareholders	(121,517,395)	(19,915,022)

Capital Transactions:
Class 1
Proceeds from shares issued	83,049	179,845,573
Proceeds from dividends reinvested	23,684,980	—
Value of shares redeemed	(24,563,697)	(6,633,985)

Total Class 1 Shares	(795,668)	173,211,588

Class 2
Proceeds from shares issued	8,299,028	341,647,288
Proceeds from shares issued in merger	—	469,916,200
Proceeds from dividends reinvested	97,832,415	19,915,022
Value of shares redeemed	(225,323,862)	(100,680,118)

Total Class 2 Shares	(119,192,419)	730,798,392

Change in net assets resulting from capital transactions	(119,988,087)	904,009,980

Change in net assets	(99,242,298)	985,451,195
Net Assets:
Beginning of period	1,178,544,912	193,093,717

End of period	$1,079,302,614	$1,178,544,912

Accumulated net investment income/(loss)	$21,010,021	$7,988,610

Share Transactions:
Class 1
Shares issued	7,628	17,984,628
Dividends reinvested	2,354,372	—
Shares redeemed	(2,251,661)	(638,326)

Total Class 1 Shares	110,339	17,346,302

Class 2
Shares issued	811,790	27,252,060
Shares issued in merger	—	37,981,927
Dividends reinvested	7,625,286	1,608,645
Shares redeemed	(16,595,649)	(7,774,069)

Total Class 2 Shares	(8,158,573)	59,068,563

Change in shares	(8,048,234)	76,414,865

*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

See accompanying notes to the financial statements.

14

AZL Russell 1000 Value Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016*		2015	2014	2013
Class 1
Net Asset Value, Beginning of Period	$10.79	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.27	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	1.08	0.71

Total from Investment Activities	1.35	0.79

Dividends to Shareholders From:
Net Investment Income	(0.10)	—
Net Realized Gains	(1.39)	—

Total Dividends	(1.49)	—

Net Asset Value, End of Period	$10.65	$10.79

Total Return(a)	13.38%	7.90	%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$185,903	$187,248
Net Investment Income/(Loss)(c)	2.07%	2.11%
Expenses Before Reductions(c)(d)	0.50%	0.51%
Expenses Net of Reductions(c)	0.45%	0.46%
Portfolio Turnover Rate(e)	12%	131	%(f)
Class 2
Net Asset Value, Beginning of Period	$13.39	$12.91		$14.82	$14.70	$11.84

Investment Activities:
Net Investment Income/(Loss)	0.24	0.11		0.22	0.24	0.31
Net Realized and Unrealized Gains/(Losses) on Investments	1.42	1.85		(0.92)	1.55	3.35

Total from Investment Activities	1.66	1.96		(0.70)	1.79	3.66

Net Investment Income	(0.10)	(0.25)		(0.23)	(0.23)	(0.29)
Net Realized Gains	(1.39)	(1.23)		(0.98)	(1.44)	(0.51)

Total Dividends	(1.49)	(1.48)		(1.21)	(1.67)	(0.80)

Net Asset Value, End of Period	$13.56	$13.39		$12.91	$14.82	$14.70

Total Return(a)	13.02%	16.15%		(4.42)%	12.59%	31.52%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$893,400	$991,296		$193,094	$219,158	$205,807
Net Investment Income/(Loss)	1.81%	2.05%		1.54%	1.60%	1.54%
Expenses Before Reductions(d)	0.75%	0.77%		0.77%	0.76%	0.77%
Expenses Net of Reductions	0.70%	0.72%		0.77%	0.76%	0.77%
Portfolio Turnover Rate(e)	12%	131	%(f)	16%	16%	11%

*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Not annualized

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(f)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 131%.

See accompanying notes to the financial statements.

15

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Value Index Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of gain/loss, and other permanent adjustments), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

16

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2017

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $137 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $35,113 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The fund had securities lending transactions of $89,963,874 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2017.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized (Gain/Loss)
AZL Russell 1000 Value Index Fund	$114,461,848	$86,074,960	$17,651,314

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2017, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $18.5 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$37,979	Payable for variation on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

17

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2017

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$2,755,590	$(3,660)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Russell 1000 Value Index Fund Class 1	0.44%	0.59%
AZL Russell 1000 Value Index Fund Class 2	0.44%	0.84%

*	The Manager voluntarily reduced the management fee to 0.39% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

At December 31, 2017, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Fair Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2017	Shares as of 12/31/2017	Dividend Income
BlackRock Inc., Class A	$4,999,535	$—	$(1,163,589)	$448,094	$1,105,292	$5,389,332	10,491	$119,885

	$4,999,535	$—	$(1,163,589)	$448,094	$1,105,292	$5,389,332	10,491	$119,885

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

18

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2017

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $12,394 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Other^	Total
Common Stocks+	$1,058,716,700	$—	$—	$1,058,716,700
Securities Held as Collateral for Securities on Loan	—	—	89,963,874	89,963,874
Unaffiliated Investment Company	19,383,323	—	—	19,383,323

Total Investment Securities	1,078,100,023	—	89,963,874	1,168,063,897

Other Financial Instruments:*
Futures Contracts	37,979	—	—	37,979

Total Investments	$1,078,138,002	$—	$89,963,874	$1,168,101,876

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

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AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2017

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Russell 1000 Value Index Fund	$136,549,397	$350,765,944

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $980,204,278. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$213,699,266
Unrealized (depreciation)	(25,839,647)

Net unrealized appreciation/(depreciation)	$187,859,619

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Value Index Fund	$9,061,367	$112,456,028	$121,517,395

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Value Index Fund	$4,243,651	$15,671,371	$19,915,022

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Russell 1000 Value Index Fund	$37,719,314	$60,811,855	$—	$187,859,756	$286,390,925

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 65% of the Fund.

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AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2017

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL Russell 1000 Value Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the periods or years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods or years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 64.74% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net short-term capital gain distributions of $1,122,953.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $112,456,028.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

25

objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

26

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

27

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

28

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

29

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® S&P 500 Index Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® S&P 500 Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® S&P 500 Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the Class 2 shares of the AZL® S&P 500 Index Fund (the “Fund”) returned 21.36%†. That compared to a 21.83% total return for its benchmark, the S&P 500® Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of large-capitalization U.S. equities.*

Steady economic growth and a strengthening labor market helped support the U.S. Federal Reserve’s decision to increase the federal funds rate by 25 basis points (0.25%) in March. It marked the second rate hike in the past six months and drove higher performance among more growth-oriented and cyclical assets.

Political risk created a headwind for U.S. equities in the second quarter of 2017. In May, President Trump’s firing of FBI Director James Comey and the subsequent investigation of pre-election correspondence between administration members and Russian officials became an enduring source of negative market sentiment. One of the largest single-day dips of the quarter occurred in the wake of the House Oversight Committee’s request for all documents from meetings between President Trump and Comey on May 17.

The third quarter witnessed investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop, despite threats from an increasingly hostile North Korea and a damaging hurricane season. As a result, volatility dropped to the lowest levels in recorded history, with the CBOE Volatility index2 averaging a record low of 10.94 in the quarter.

The U.S. economy continued to demonstrate strength throughout the fourth quarter. Unemployment dipped to 4.1%, the lowest level since 2000. Third quarter gross domestic product3 (GDP) surged to 4.1% year over year, and real GDP rose 2.3% year over year, which boosted investor confidence.

The Fund underperformed it’s benchmark for the period. From a sector perspective, the strongest returns in the S&P 500® Index came from information technology (+38.84%) stocks. Increases were seen across most sectors, including strong returns in the materials (+23.84%) and consumer discretionary (+22.97%) sector. By comparison, the telecommunication services (-1.25%) and energy (-0.99%) sectors experienced negative returns for the reporting period.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a slight negative impact on relative results.*

Past performance does not guarantee future results.

†	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	Chicago Board Options Exchange (CBOE) Volatility Index shows the markets expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking, is calculated from both calls and puts, and is a widely used measure of market risk.
[3]	Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced in a period of time.

1

AZL® S&P 500 Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the total return of the Standard & Poor’s 500® Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all 500 stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	Inception	1		3	5	10
	Date	Year		Year	Year	Year
AZL® S&P 500 Index Fund (Class 1 Shares)	5/14/07	21.60	%†	11.20%	15.54%	8.15%
AZL® S&P 500 Index Fund (Class 2 Shares)	5/1/07	21.36	%†	10.94%	15.25%	7.88%
S&P 500® Index	5/1/07	21.83%		11.41%	15.79%	8.50%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® S&P 500 Index Fund (Class 1 Shares)	0.24%
AZL® S&P 500 Index Fund (Class 2 Shares)	0.49%

Expense Ratios are based on the current Fund prospectus dated May 1, 2017. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

†	The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500® Index (“S&P 500®”), which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL S&P 500 Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL S&P 500 Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL S&P 500 Index Fund, Class 1	$1,000.00	$1,113.70	$1.17	0.22%
AZL S&P 500 Index Fund, Class 2	$1,000.00	$1,112.30	$2.50	0.47%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL S&P 500 Index Fund, Class 1	$1,000.00	$1,024.10	$1.12	0.22%
AZL S&P 500 Index Fund, Class 2	$1,000.00	$1,022.84	$2.40	0.47%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	23.5%
Financials	14.5
Health Care	13.5
Consumer Discretionary	12.0
Industrials	10.0
Consumer Staples	8.0
Energy	6.0
Materials	2.9
Utilities	2.9
Real Estate	2.8
Telecommunication Services	2.0

Total Common Stocks	98.1
Securities Held as Collateral for Securities on Loan	7.1
Money Market	1.8

Total Investment Securities	107.0
Net other assets (liabilities)	(7.0)

Net Assets	100.0%

3

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks (98.1%):
Aerospace & Defense (2.5%):
52,159	Arconic, Inc.	$1,421,333
68,940	Boeing Co. (The)	20,331,095
34,194	General Dynamics Corp.	6,956,769
9,585	L3 Technologies, Inc.	1,896,392
30,719	Lockheed Martin Corp.	9,862,335
21,436	Northrop Grumman Corp.	6,578,923
35,599	Raytheon Co.	6,687,272
20,047	Rockwell Collins, Inc.	2,718,774
32,438	Textron, Inc.	1,835,666
5,951	TransDigm Group, Inc.^	1,634,264
91,454	United Technologies Corp.	11,666,787

		71,589,610

Air Freight & Logistics (0.7%):
17,167	C.H. Robinson Worldwide, Inc.^	1,529,408
21,823	Expeditors International of Washington, Inc.^	1,411,730
30,379	FedEx Corp.	7,580,776
84,606	United Parcel Service, Inc., Class B	10,080,804

		20,602,718

Airlines (0.5%):
15,197	Alaska Air Group, Inc.^	1,117,131
52,442	American Airlines Group, Inc.^	2,728,557
80,773	Delta Air Lines, Inc.	4,523,289
67,225	Southwest Airlines Co.	4,399,876
31,009	United Continental Holdings, Inc.*	2,090,007

		14,858,860

Auto Components (0.2%):
32,736	Aptiv plc*	2,776,995
24,512	BorgWarner, Inc.^	1,252,318
30,333	Goodyear Tire & Rubber Co.^	980,059

		5,009,372

Automobiles (0.5%):
480,432	Ford Motor Co.	6,000,596
157,421	General Motors Co.	6,452,687
20,724	Harley-Davidson, Inc.^	1,054,437

		13,507,720

Banks (6.4%):
1,194,535	Bank of America Corp.	35,262,673
97,149	BB&T Corp.	4,830,248
325,588	Citigroup, Inc.	24,227,003
60,585	Citizens Financial Group, Inc.	2,543,358
21,416	Comerica, Inc.	1,859,123
86,887	Fifth Third Bancorp^	2,636,152
133,110	Huntington Bancshares, Inc.	1,938,082
427,269	JPMorgan Chase & Co.	45,692,146
132,427	KeyCorp	2,671,053
18,535	M&T Bank Corp.	3,169,300
41,326	People’s United Financial, Inc.^	772,796
58,592	PNC Financial Services Group, Inc.	8,454,240
142,841	Regions Financial Corp.	2,468,292
58,620	SunTrust Banks, Inc.	3,786,266

Shares		Fair Value
Common Stocks, continued
Banks, continued
194,135	U.S. Bancorp	$10,401,753
545,745	Wells Fargo & Co.	33,110,349
24,597	Zions Bancorp^	1,250,266

		185,073,100

Beverages (1.9%):
24,114	Brown-Forman Corp., Class B^	1,655,908
472,200	Coca-Cola Co. (The)	21,664,536
21,214	Constellation Brands, Inc., Class C	4,848,884
22,232	Dr Pepper Snapple Group, Inc.	2,157,838
22,753	Molson Coors Brewing Co., Class B	1,867,339
50,658	Monster Beverage Corp.*	3,206,145
175,126	PepsiCo, Inc.	21,001,110

		56,401,760

Biotechnology (2.7%):
196,300	AbbVie, Inc.	18,984,173
27,511	Alexion Pharmaceuticals, Inc.*	3,290,040
89,390	Amgen, Inc.	15,544,921
26,036	Biogen Idec, Inc.*	8,294,289
96,952	Celgene Corp.*	10,117,911
160,857	Gilead Sciences, Inc.	11,523,795
21,363	Incyte Corp.*^	2,023,290
9,486	Regeneron Pharmaceuticals, Inc.*	3,566,357
31,284	Vertex Pharmaceuticals, Inc.*	4,688,220

		78,032,996

Building Products (0.3%):
17,956	A.O. Smith Corp.	1,100,344
11,697	Allegion plc^	930,613
18,965	Fortune Brands Home & Security, Inc.	1,297,965
113,960	Johnson Controls International plc	4,343,015
38,736	Masco Corp.	1,702,060

		9,373,997

Capital Markets (3.0%):
6,844	Affiliated Managers Group, Inc.	1,404,731
18,216	Ameriprise Financial, Inc.	3,087,066
126,100	Bank of New York Mellon Corp. (The)	6,791,746
15,215	BlackRock, Inc., Class A+	7,816,098
14,125	CBOE Holdings, Inc.^	1,759,834
146,922	Charles Schwab Corp. (The)	7,547,383
41,904	CME Group, Inc.	6,120,079
33,333	E*TRADE Financial Corp.*	1,652,317
40,244	Franklin Resources, Inc.	1,743,773
43,198	Goldman Sachs Group, Inc. (The)	11,005,121
72,041	Intercontinental Exchange, Inc.	5,083,213
49,809	Invesco, Ltd.^	1,820,021
20,473	Moody’s Corp.	3,022,020
171,424	Morgan Stanley	8,994,617
13,979	NASDAQ OMX Group, Inc. (The)	1,074,007
26,448	Northern Trust Corp.	2,641,891
15,826	Raymond James Financial, Inc.	1,413,262
31,401	S&P Global, Inc.	5,319,329
45,666	State Street Corp.	4,457,458

Continued

4

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
29,839	T. Rowe Price Group, Inc.^	$3,131,006

		85,884,972

Chemicals (2.1%):
26,840	Air Products & Chemicals, Inc.	4,403,907
13,594	Albemarle Corp.^	1,738,537
28,496	CF Industries Holdings, Inc.^	1,212,220
288,151	DowDuPont, Inc.	20,522,114
17,700	Eastman Chemical Co.^	1,639,728
32,020	Ecolab, Inc.	4,296,444
16,646	FMC Corp.^	1,575,710
9,813	International Flavor & Fragrances, Inc.^	1,497,562
39,831	Lyondellbasell Industries NV	4,394,156
54,099	Monsanto Co.	6,317,681
43,225	Mosaic Co. (The)	1,109,154
31,337	PPG Industries, Inc.	3,660,788
35,256	Praxair, Inc.	5,453,398
10,109	Sherwin Williams Co.	4,145,094

		61,966,493

Commercial Services & Supplies (0.3%):
10,546	Cintas Corp.	1,643,383
27,987	Republic Services, Inc., Class A	1,892,201
10,669	Stericycle, Inc.*^	725,385
49,193	Waste Management, Inc.	4,245,356

		8,506,325

Communications Equipment (1.0%):
608,768	Cisco Systems, Inc.	23,315,814
7,708	F5 Networks, Inc.*	1,011,444
14,679	Harris Corp.	2,079,280
46,169	Juniper Networks, Inc.	1,315,817
19,949	Motorola Solutions, Inc.^	1,802,193

		29,524,548

Construction & Engineering (0.1%):
17,618	Fluor Corp.	909,970
14,834	Jacobs Engineering Group, Inc.	978,450
18,789	Quanta Services, Inc.*	734,838

		2,623,258

Construction Materials (0.1%):
7,741	Martin Marietta Materials, Inc.	1,711,071
16,289	Vulcan Materials Co.^	2,091,019

		3,802,090

Consumer Finance (0.8%):
88,716	American Express Co.	8,810,386
59,692	Capital One Financial Corp.	5,944,129
44,747	Discover Financial Services	3,441,939
32,388	Navient Corp.^	431,408
90,588	Synchrony Financial	3,497,603

		22,125,465

Containers & Packaging (0.4%):
10,884	Avery Dennison Corp.	1,250,136
43,004	Ball Corp.	1,627,701

Shares		Fair Value
Common Stocks, continued
Containers & Packaging, continued
50,845	International Paper Co.	$2,945,959
11,650	Packaging Corp. of America	1,404,408
22,213	Sealed Air Corp.	1,095,101
31,247	WestRock Co.	1,975,123

		10,298,428

Distributors (0.1%):
18,039	Genuine Parts Co.	1,713,885
38,056	LKQ Corp.*	1,547,738

		3,261,623

Diversified Consumer Services (0.0%):
25,663	H&R Block, Inc.^	672,884

Diversified Financial Services (1.7%):
236,975	Berkshire Hathaway, Inc., Class B*	46,973,184
38,608	Leucadia National Corp.	1,022,726

		47,995,910

Diversified Telecommunication Services (2.0%):
756,092	AT&T, Inc.^	29,396,857
119,629	CenturyLink, Inc.^	1,995,412
502,342	Verizon Communications, Inc.	26,588,962

		57,981,231

Electric Utilities (1.7%):
28,108	Alliant Energy Corp.	1,197,682
60,566	American Electric Power Co., Inc.	4,455,841
86,185	Duke Energy Corp.	7,249,019
40,121	Edison International	2,537,252
22,118	Entergy Corp.	1,800,184
39,022	Eversource Energy^	2,465,410
118,227	Exelon Corp.	4,659,326
55,080	FirstEnergy Corp.	1,686,550
57,926	NextEra Energy, Inc.	9,047,461
63,150	PG&E Corp.	2,831,015
13,759	Pinnacle West Capital Corp.	1,171,992
84,128	PPL Corp.	2,603,762
123,589	Southern Co. (The)	5,943,395
62,527	Xcel Energy, Inc.	3,008,174

		50,657,063

Electrical Equipment (0.6%):
5,272	Acuity Brands, Inc.^	927,872
28,389	AMETEK, Inc.	2,057,351
54,256	Eaton Corp. plc	4,286,767
79,035	Emerson Electric Co.	5,507,949
15,824	Rockwell Automation, Inc.	3,107,042

		15,886,981

Electronic Equipment, Instruments & Components (0.4%):
37,600	Amphenol Corp., Class A	3,301,280
107,017	Corning, Inc.	3,423,474
16,858	FLIR Systems, Inc.	785,920
43,301	TE Connectivity, Ltd.	4,115,327

		11,626,001

Continued

5

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services (0.8%):
52,726	Baker Hughes^	$1,668,251
107,446	Halliburton Co.	5,250,886
13,228	Helmerich & Payne, Inc.	855,058
47,202	National-Oilwell Varco, Inc.^	1,700,216
170,584	Schlumberger, Ltd.	11,495,656
53,991	Technipfmc plc^	1,690,458

		22,660,525

Equity Real Estate Investment Trusts (2.7%):
11,787	Alexandria Real Estate Equities, Inc.	1,539,264
52,810	American Tower Corp.	7,534,404
19,027	Apartment Investment & Management Co., Class A	831,670
17,004	AvalonBay Communities, Inc.	3,033,684
19,003	Boston Properties, Inc.	2,470,960
50,029	Crown Castle International Corp.	5,553,719
25,299	Digital Realty Trust, Inc.^	2,881,556
43,934	Duke Realty Corp.	1,195,444
9,634	Equinix, Inc.	4,366,321
45,253	Equity Residential Property Trust	2,885,784
8,123	Essex Property Trust, Inc.^	1,960,649
15,555	Extra Space Storage, Inc.^	1,360,285
9,008	Federal Realty Investment Trust	1,196,352
76,883	Ggp US	1,798,293
57,662	HCP, Inc.^	1,503,825
91,131	Host Hotels & Resorts, Inc.^	1,808,950
32,871	Iron Mountain, Inc.	1,240,223
53,682	Kimco Realty Corp.^	974,328
13,348	Macerich Co. (The)^	876,697
14,122	Mid-America Apartment Communities, Inc.	1,420,108
65,522	ProLogis, Inc.	4,226,824
18,431	Public Storage, Inc.^	3,852,079
34,358	Realty Income Corp.^	1,959,093
18,027	Regency Centers Corp.	1,247,108
14,474	SBA Communications Corp.*	2,364,473
38,277	Simon Property Group, Inc.^	6,573,692
12,101	SL Green Realty Corp.^	1,221,354
33,079	UDR, Inc.	1,274,203
43,857	Ventas, Inc.	2,631,859
21,084	Vornado Realty Trust	1,648,347
45,607	Welltower, Inc.	2,908,358
92,951	Weyerhaeuser Co.	3,277,452

		79,617,358

Food & Staples Retailing (1.8%):
53,812	Costco Wholesale Corp.	10,015,489
124,742	CVS Health Corp.	9,043,795
109,538	Kroger Co. (The)	3,006,818
59,031	Sysco Corp.	3,584,953
106,913	Walgreens Boots Alliance, Inc.	7,764,022
180,247	Wal-Mart Stores, Inc.	17,799,391

		51,214,468

Food Products (1.2%):
68,867	Archer-Daniels-Midland Co.	2,760,189
23,940	Campbell Soup Co.^	1,151,753

Shares		Fair Value
Common Stocks, continued
Food Products, continued
50,453	ConAgra Foods, Inc.	$1,900,565
69,986	General Mills, Inc.^	4,149,470
17,258	Hershey Co. (The)	1,958,956
33,149	Hormel Foods Corp.^	1,206,292
13,987	JM Smucker Co. (The)^	1,737,745
30,630	Kellogg Co.^	2,082,227
73,522	Kraft Heinz Co. (The)	5,717,071
14,745	McCormick & Co.	1,502,663
184,022	Mondelez International, Inc., Class A	7,876,142
36,647	Tyson Foods, Inc., Class A	2,970,972

		35,014,045

Health Care Equipment & Supplies (2.7%):
214,341	Abbott Laboratories	12,232,441
8,886	Align Technology, Inc.*	1,974,380
61,315	Baxter International, Inc.	3,963,402
32,631	Becton, Dickinson & Co.^	6,985,018
169,098	Boston Scientific Corp.*	4,191,939
6,070	Cooper Cos., Inc. (The)	1,322,532
75,379	Danaher Corp.	6,996,679
28,284	DENTSPLY SIRONA, Inc.^	1,861,936
26,059	Edwards Lifesciences Corp.*	2,937,110
33,948	Hologic, Inc.*	1,451,277
10,740	IDEXX Laboratories, Inc.*	1,679,521
13,798	Intuitive Surgical, Inc.*	5,035,442
166,684	Medtronic plc	13,459,732
17,566	ResMed, Inc.^	1,487,665
39,633	Stryker Corp.	6,136,774
11,347	Varian Medical Systems, Inc.*^	1,261,219
24,933	Zimmer Holdings, Inc.	3,008,665

		75,985,732

Health Care Providers & Services (2.7%):
40,157	Aetna, Inc.	7,243,922
19,873	AmerisourceBergen Corp.	1,824,739
31,619	Anthem, Inc.	7,114,591
38,741	Cardinal Health, Inc.	2,373,661
21,239	Centene Corp.*	2,142,590
30,361	Cigna Corp.	6,166,015
18,642	DaVita, Inc.*^	1,346,885
14,564	Envision Healthcare Corp.*^	503,332
69,744	Express Scripts Holding Co.*	5,205,692
34,879	HCA Holdings, Inc.*	3,063,771
19,328	Henry Schein, Inc.*^	1,350,641
17,592	Humana, Inc.^	4,364,047
12,536	Laboratory Corp. of America Holdings*	1,999,617
25,672	McKesson Corp.	4,003,548
9,982	Patterson Cos., Inc.^	360,650
16,784	Quest Diagnostics, Inc.	1,653,056
119,333	UnitedHealth Group, Inc.	26,308,154
10,791	Universal Health Services, Inc., Class B^	1,223,160

		78,248,071

Health Care Technology (0.1%):
38,888	Cerner Corp.*^	2,620,662

Continued

6

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure (1.8%):
50,221	Carnival Corp., Class A	$3,333,168
3,059	Chipotle Mexican Grill, Inc.*^	884,143
15,334	Darden Restaurants, Inc.	1,472,371
24,897	Hilton Worldwide Holdings, Inc.	1,988,274
37,712	Marriott International, Inc., Class A	5,118,650
98,167	McDonald’s Corp.	16,896,503
62,744	MGM Resorts International	2,095,022
21,768	Norwegian Cruise Line Holdings, Ltd.*^	1,159,146
21,074	Royal Caribbean Cruises, Ltd.	2,513,707
175,206	Starbucks Corp.	10,062,080
12,477	Wyndham Worldwide Corp.	1,445,710
9,913	Wynn Resorts, Ltd.	1,671,233
41,316	Yum! Brands, Inc.	3,371,799

		52,011,806

Household Durables (0.4%):
42,026	D.R. Horton, Inc.	2,146,268
13,665	Garmin, Ltd.^	814,024
16,232	Leggett & Platt, Inc.^	774,753
25,135	Lennar Corp., Class A	1,589,537
7,781	Mohawk Industries, Inc.*	2,146,779
60,752	Newell Rubbermaid, Inc.	1,877,237
33,304	PulteGroup, Inc.^	1,107,358
8,849	Whirlpool Corp.^	1,492,295

		11,948,251

Household Products (1.6%):
31,015	Church & Dwight Co., Inc.	1,556,023
15,878	Clorox Co. (The)^	2,361,694
108,132	Colgate-Palmolive Co.	8,158,559
43,316	Kimberly-Clark Corp.^	5,226,509
313,779	Procter & Gamble Co. (The)	28,830,014

		46,132,799

Independent Power & Renewable Electricity Producers (0.1%):
80,772	AES Corp. (The)	874,761
37,042	NRG Energy, Inc.^	1,054,956

		1,929,717

Industrial Conglomerates (1.9%):
73,487	3M Co., Class C	17,296,635
1,067,898	General Electric Co.	18,634,821
93,812	Honeywell International, Inc.	14,387,008
12,605	Roper Industries, Inc.	3,264,695

		53,583,159

Insurance (2.6%):
48,413	Aflac, Inc.	4,249,693
44,187	Allstate Corp. (The)	4,626,821
110,452	American International Group, Inc.	6,580,730
30,773	Aon plc	4,123,582
22,256	Arthur J. Gallagher & Co.	1,408,360
6,651	Assurant, Inc.	670,687
11,799	Brighthouse Financial, Inc.*	691,893
57,165	Chubb, Ltd.	8,353,521

Shares		Fair Value
Common Stocks, continued
Insurance, continued
18,593	Cincinnati Financial Corp.	$1,393,917
5,057	Everest Re Group, Ltd.	1,118,912
43,927	Hartford Financial Services Group, Inc. (The)	2,472,212
26,948	Lincoln National Corp.	2,071,493
34,386	Loews Corp.	1,720,332
62,846	Marsh & McLennan Cos., Inc.	5,115,036
129,582	MetLife, Inc.	6,551,666
33,069	Principal Financial Group, Inc.	2,333,349
71,619	Progressive Corp. (The)	4,033,582
52,212	Prudential Financial, Inc.	6,003,336
13,221	Torchmark Corp.	1,199,277
33,703	Travelers Cos., Inc. (The)	4,571,475
27,632	UnumProvident Corp.	1,516,720
16,260	Willis Towers Watson plc^	2,450,219
31,526	XL Group, Ltd.^	1,108,454

		74,365,267

Internet & Direct Marketing Retail (2.8%):
49,251	Amazon.com, Inc.*	57,597,568
15,268	Expedia, Inc.^	1,828,648
53,287	Netflix, Inc.*^	10,228,973
6,006	Priceline Group, Inc. (The)*	10,436,866
13,140	TripAdvisor, Inc.*^	452,804

		80,544,859

Internet Software & Services (4.8%):
20,830	Akamai Technologies, Inc.*	1,354,783
36,702	Alphabet, Inc., Class A*	38,661,887
37,172	Alphabet, Inc., Class C*	38,896,781
119,626	eBay, Inc.*	4,514,685
293,669	Facebook, Inc., Class A*	51,820,832
10,439	VeriSign, Inc.*^	1,194,639

		136,443,607

IT Services (4.0%):
76,100	Accenture plc, Class C	11,650,149
5,919	Alliance Data Systems Corp.	1,500,348
54,612	Automatic Data Processing, Inc.	6,399,980
72,610	Cognizant Technology Solutions Corp., Class A	5,156,762
20,168	CSRA, Inc.	603,427
35,129	DXC Technology Co.	3,333,742
41,113	Fidelity National Information Services, Inc.	3,868,322
25,663	Fiserv, Inc.*	3,365,189
11,120	Gartner, Inc.*^	1,369,428
19,597	Global Payments, Inc.	1,964,403
106,023	International Business Machines Corp.	16,266,049
114,375	MasterCard, Inc., Class A	17,311,800
39,381	Paychex, Inc.^	2,681,058
139,125	PayPal Holdings, Inc.*	10,242,383
20,567	Total System Services, Inc.	1,626,644
223,313	Visa, Inc., Class A^	25,462,148
56,558	Western Union Co.^	1,075,168

		113,877,000

Continued

7

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Leisure Products (0.1%):
13,892	Hasbro, Inc.	$1,262,643
43,391	Mattel, Inc.^	667,354

		1,929,997

Life Sciences Tools & Services (0.8%):
39,631	Agilent Technologies, Inc.	2,654,088
17,979	Illumina, Inc.*	3,928,232
17,928	IQVIA Holdings, Inc.*	1,755,151
3,150	Mettler-Toledo International, Inc.*	1,951,488
13,455	PerkinElmer, Inc.	983,830
49,379	Thermo Fisher Scientific, Inc.	9,376,084
9,794	Waters Corp.*^	1,892,103

		22,540,976

Machinery (1.7%):
73,261	Caterpillar, Inc.	11,544,468
19,211	Cummins, Inc.	3,393,431
39,388	Deere & Co.	6,164,616
19,130	Dover Corp.	1,931,939
16,269	Flowserve Corp.^	685,413
37,481	Fortive Corp.	2,711,750
37,969	Illinois Tool Works, Inc.	6,335,128
30,769	Ingersoll-Rand plc	2,744,287
43,298	PACCAR, Inc.	3,077,622
16,406	Parker Hannifin Corp.	3,274,309
20,336	Pentair plc^	1,436,128
7,103	Snap-On, Inc.^	1,238,053
18,884	Stanley Black & Decker, Inc.	3,204,426
22,298	Xylem, Inc.^	1,520,724

		49,262,294

Media (2.7%):
44,649	CBS Corp., Class B^	2,634,291
23,879	Charter Communications, Inc., Class A*	8,022,389
574,375	Comcast Corp., Class A	23,003,719
18,092	Discovery Communications, Inc., Class A*^	404,899
25,026	Discovery Communications, Inc., Class C*	529,800
28,067	DISH Network Corp., Class A*	1,340,199
47,438	Interpublic Group of Cos., Inc. (The)^	956,350
46,709	News Corp., Class A	757,153
15,698	News Corp., Class B	260,587
28,388	Omnicom Group, Inc.^	2,067,498
12,093	Scripps Networks Interactive, Class C	1,032,500
95,878	Time Warner, Inc.	8,769,961
129,793	Twenty-First Century Fox, Inc.	4,481,752
54,082	Twenty-First Century Fox, Inc., Class B	1,845,278
43,448	Viacom, Inc., Class B	1,338,633
185,983	Walt Disney Co. (The)	19,995,032

		77,440,041

Metals & Mining (0.3%):
165,583	Freeport-McMoRan Copper & Gold, Inc.*	3,139,454
65,676	Newmont Mining Corp.	2,464,164
39,149	Nucor Corp.^	2,489,093

		8,092,711

Shares		Fair Value
Common Stocks, continued
Multiline Retail (0.5%):
32,080	Dollar General Corp.	$2,983,761
29,197	Dollar Tree, Inc.*	3,133,130
21,018	Kohl’s Corp.^	1,139,806
37,509	Macy’s, Inc.^	944,852
14,300	Nordstrom, Inc.^	677,534
66,937	Target Corp.	4,367,639

		13,246,722

Multi-Utilities (1.0%):
29,875	Ameren Corp.	1,762,326
52,690	CenterPoint Energy, Inc.	1,494,288
34,994	CMS Energy Corp.	1,655,216
38,371	Consolidated Edison, Inc.	3,259,616
78,935	Dominion Energy, Inc.	6,398,472
22,090	DTE Energy Co.	2,417,971
41,473	NiSource, Inc.	1,064,612
62,315	Public Service Enterprise Group, Inc.	3,209,223
17,527	SCANA Corp.^	697,224
30,918	Sempra Energy	3,305,753
38,861	WEC Energy Group, Inc.^	2,581,536

		27,846,237

Oil, Gas & Consumable Fuels (5.2%):
67,378	Anadarko Petroleum Corp.	3,614,156
17,673	Andeavor	2,020,731
46,888	Apache Corp.^	1,979,611
56,952	Cabot Oil & Gas Corp.^	1,628,827
111,897	Chesapeake Energy Corp.*^	443,112
233,893	Chevron Corp.	29,281,065
11,738	Cimarex Energy Co.	1,432,153
18,313	Concho Resources, Inc.*^	2,750,979
147,218	ConocoPhillips Co.	8,080,796
64,713	Devon Energy Corp.	2,679,118
71,203	EOG Resources, Inc.	7,683,516
30,030	EQT Corp.	1,709,308
521,785	Exxon Mobil Corp.	43,642,098
33,260	Hess Corp.^	1,578,852
236,505	Kinder Morgan, Inc.	4,273,645
105,028	Marathon Oil Corp.	1,778,124
60,144	Marathon Petroleum Corp.	3,968,301
24,489	Newfield Exploration Co.*	772,138
59,922	Noble Energy, Inc.^	1,746,127
94,234	Occidental Petroleum Corp.	6,941,276
47,217	ONEOK, Inc.	2,523,749
52,910	Phillips 66	5,351,847
20,954	Pioneer Natural Resources Co.	3,621,899
27,805	Range Resources Corp.^	474,353
53,885	Valero Energy Corp.	4,952,570
101,807	Williams Cos., Inc. (The)	3,104,095

		148,032,446

Personal Products (0.2%):
58,145	Coty, Inc., Class A^	1,156,504
27,568	Estee Lauder Co., Inc. (The), Class A	3,507,752

		4,664,256

Continued

8

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals (4.5%):
40,955	Allergan plc	$6,699,419
201,547	Bristol-Myers Squibb Co.	12,350,800
119,309	Eli Lilly & Co.	10,076,838
330,823	Johnson & Johnson Co.	46,222,589
336,814	Merck & Co., Inc.	18,952,524
66,039	Mylan NV*	2,794,110
16,129	Perrigo Co. plc	1,405,804
734,013	Pfizer, Inc.	26,585,951
60,006	Zoetis, Inc.	4,322,832

		129,410,867

Professional Services (0.3%):
14,787	Equifax, Inc.^	1,743,683
44,734	IHS Markit, Ltd.*^	2,019,741
41,691	Nielsen Holdings plc^	1,517,552
15,436	Robert Half International, Inc.	857,315
19,067	Verisk Analytics, Inc.*	1,830,432

		7,968,723

Real Estate Management & Development (0.1%):
37,203	CBRE Group, Inc., Class A*	1,611,262

Road & Rail (0.9%):
110,055	CSX Corp.	6,054,126
10,687	J.B. Hunt Transport Services, Inc.	1,228,791
12,750	Kansas City Southern^	1,341,555
35,237	Norfolk Southern Corp.	5,105,841
96,934	Union Pacific Corp.	12,998,850

		26,729,163

Semiconductors & Semiconductor Equipment (3.8%):
100,986	Advanced Micro Devices, Inc.*^	1,038,136
45,395	Analog Devices, Inc.	4,041,517
131,329	Applied Materials, Inc.	6,713,538
50,069	Broadcom, Ltd.	12,862,726
576,305	Intel Corp.	26,602,238
19,297	KLA-Tencor Corp.	2,027,536
19,942	Lam Research Corp.^	3,670,724
28,804	Microchip Technology, Inc.^	2,531,296
142,014	Micron Technology, Inc.*	5,839,616
74,575	NVIDIA Corp.	14,430,262
15,672	Qorvo, Inc.*	1,043,755
181,532	QUALCOMM, Inc.	11,621,679
22,626	Skyworks Solutions, Inc.	2,148,339
121,364	Texas Instruments, Inc.	12,675,256
31,081	Xilinx, Inc.	2,095,481

		109,342,099

Software (5.3%):
93,108	Activision Blizzard, Inc.	5,895,599
60,702	Adobe Systems, Inc.*	10,637,418
10,369	ANSYS, Inc.*	1,530,361
26,992	Autodesk, Inc.*	2,829,571
38,702	CA, Inc.	1,288,003
35,093	Cadence Design Systems, Inc.*^	1,467,589

Shares		Fair Value
Common Stocks, continued
Software, continued
17,627	Citrix Systems, Inc.*	$1,551,176
37,919	Electronic Arts, Inc.*^	3,983,770
29,907	Intuit, Inc.	4,718,726
949,990	Microsoft Corp.	81,262,145
375,170	Oracle Corp.	17,738,038
21,790	Red Hat, Inc.*	2,616,979
84,498	Salesforce.com, Inc.*	8,638,231
76,433	Symantec Corp.^	2,144,710
18,501	Synopsys, Inc.*	1,577,025

		147,879,341

Specialty Retail (2.2%):
9,238	Advance Auto Parts, Inc.^	920,936
3,386	AutoZone, Inc.*	2,408,699
31,318	Best Buy Co., Inc.	2,144,343
22,452	CarMax, Inc.*^	1,439,847
15,269	Foot Locker, Inc.^	715,811
26,529	Gap, Inc. (The)^	903,578
143,799	Home Depot, Inc. (The)	27,254,223
30,409	L Brands, Inc.^	1,831,230
102,554	Lowe’s Cos., Inc.	9,531,369
10,471	O’Reilly Automotive, Inc.*^	2,518,694
47,483	Ross Stores, Inc.	3,810,511
7,572	Signet Jewelers, Ltd.^	428,197
12,573	Tiffany & Co.	1,306,963
78,352	TJX Cos., Inc. (The)	5,990,794
15,417	Tractor Supply Co.	1,152,421
7,136	Ulta Salon, Cosmetics & Fragrance, Inc.*	1,596,038

		63,953,654

Technology Hardware, Storage & Peripherals (4.2%):
632,249	Apple, Inc.	106,995,497
196,411	Hewlett Packard Enterprise Co.	2,820,462
205,678	HP, Inc.	4,321,295
33,219	NetApp, Inc.	1,837,675
35,627	Seagate Technology plc^	1,490,634
36,301	Western Digital Corp.^	2,887,019
26,758	Xerox Corp.	779,996

		121,132,578

Textiles, Apparel & Luxury Goods (0.7%):
44,681	Hanesbrands, Inc.^	934,280
18,727	Michael Kors Holdings, Ltd.*	1,178,865
161,802	Nike, Inc., Class C	10,120,715
9,645	PVH Corp.	1,323,390
6,918	Ralph Lauren Corp.^	717,327
34,896	Tapestry, Inc.^	1,543,450
22,376	Under Armour, Inc., Class A*^	322,886
22,308	Under Armour, Inc., Class C*^	297,143
40,316	VF Corp.^	2,983,384

		19,421,440

Tobacco (1.3%):
234,978	Altria Group, Inc.	16,779,779
191,257	Philip Morris International, Inc.	20,206,302

		36,986,081

Continued

9

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Trading Companies & Distributors (0.2%):
35,390	Fastenal Co.^	$1,935,480
10,442	United Rentals, Inc.*	1,795,084
6,385	W.W. Grainger, Inc.^	1,508,456

		5,239,020

Water Utilities (0.1%):
21,965	American Water Works Co., Inc.^	2,009,578

Total Common Stocks (Cost $1,708,503,907)		2,808,200,217

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (7.1%):
$204,447,614	AZL S&P 500 Index Fund Securities Lending Collateral Account(a)	$204,447,614

Total Securities Held as Collateral for Securities on Loan (Cost $204,447,614)		204,447,614

Unaffiliated Investment Company (1.8%):
52,641,889	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.11%(b)	52,641,889

Total Unaffiliated Investment Company (Cost $52,641,889)		52,641,889

Total Investment Securities (Cost $1,965,593,410)(c) — 107.0%		3,065,289,720
Net other assets (liabilities) — (7.0)%		(200,895,506)

Net Assets — 100.0%		$2,864,394,214

Percentages indicated are based on net assets as of December 31, 2017.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $198,977,069.

+	Affiliated Securities

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(b)	The rate represents the effective yield at December 31, 2017.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $1,909,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2017:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	3/16/18	420	$56,196,000	$145,542

				$145,542

See accompanying notes to the financial statements.

10

AZL S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investments in non-affiliates, at cost	$1,962,044,418
Investments in affiliates, at cost	3,548,992

Total Investment securities, at cost	$1,965,593,410

Investments in non-affiliates, at value*	$3,057,473,622
Investments in affiliates, at value	7,816,098

Total Investment securities, at value	3,065,289,720
Cash	104,040
Segregated cash for collateral	1,909,000
Interest and dividends receivable	2,926,514
Receivable for investments sold	2,987,043
Reclaims receivable	1,641
Prepaid expenses	16,400

Total Assets	3,073,234,358

Liabilities:
Payable for investments purchased	986,023
Payable for capital shares redeemed	1,371,667
Payable for collateral received on loaned securities	204,447,614
Payable for variation margin on futures contracts	203,700
Manager fees payable	414,852
Administration fees payable	63,395
Distribution fees payable	593,892
Custodian fees payable	12,656
Administrative and compliance services fees payable	8,835
Transfer agent fees payable	2,572
Trustee fees payable	5,693
Other accrued liabilities	729,245

Total Liabilities	208,840,144

Net Assets	$2,864,394,214

Net Assets Consist of:
Capital	$1,658,614,287
Accumulated net investment income/(loss)	42,746,822
Accumulated net realized gains/(losses) from investment transactions	63,191,235
Net unrealized appreciation/(depreciation) on investments	1,099,841,870

Net Assets	$2,864,394,214

Class 1
Net Assets	$76,049,112
Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,680,370
Net Asset Value (offering and redemption price per share)	$16.25

Class 2
Net Assets	$2,788,345,102
Shares of beneficial interest (unlimited number of shares authorized, no par value)	172,915,110
Net Asset Value (offering and redemption price per share)	$16.13

*	Includes securities on loan of $198,977,069.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends	$55,810,934
Dividends from affiliates	156,362
Interest	4,710
Income from securities lending	476,216
Other income	108,903
Foreign withholding tax	(548)

Total Investment Income	56,556,577

Expenses:
Manager fees	4,668,494
Administration fees	676,963
Distribution fees — Class 2	6,679,409
Custodian fees	66,703
Administrative and compliance services fees	32,377
Transfer agent fees	13,650
Trustee fees	114,685
Professional fees	140,957
Shareholder reports	59,518
Other expenses	589,345

Total expenses	13,042,101

Net Investment Income/(Loss)	43,514,476

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions and foreign currencies	85,340,437
Net realized gains/(losses) on affiliated transactions	253,587
Net realized gains/(losses) on futures contracts	6,496,637
Change in net unrealized appreciation/depreciation on investments and foreign currencies	394,397,172
Change in net unrealized appreciation/depreciation on affiliated transactions	1,803,381
Change in net unrealized appreciation/depreciation on futures contracts	27,447

Net Realized/Unrealized Gains/(Losses) on Investments	488,318,661

Change in Net Assets Resulting From Operations	$531,833,137

See accompanying notes to the financial statements.

11

AZL S&P 500 Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$43,514,476	$26,116,190
Net realized gains/(losses) on investment transactions	92,090,661	118,985,130
Change in unrealized appreciation/depreciation on investments	396,228,000	59,736,496

Change in net assets resulting from operations	531,833,137	204,837,816

Distributions to Shareholders:
From net investment income:
Class 1	(777,776)	(437,996)
Class 2	(24,758,127)	(22,169,172)
From net realized gains:
Class 1	(3,320,977)	(2,013,892)
Class 2	(121,259,871)	(118,029,175)

Change in net assets resulting from distributions to shareholders	(150,116,751)	(142,650,235)

Capital Transactions:
Class 1
Proceeds from shares issued	291,055	52,913,478
Proceeds from dividends reinvested	4,098,753	2,451,888
Value of shares redeemed	(11,407,094)	(5,383,908)

Total Class 1 Shares	(7,017,286)	49,981,458

Class 2
Proceeds from shares issued	39,504,184	869,201,268
Proceeds from shares issued in merger	—	448,802,807
Proceeds from dividends reinvested	146,017,998	140,198,347
Value of shares redeemed	(330,649,414)	(179,136,993)

Total Class 2 Shares	(145,127,232)	1,279,065,429

Change in net assets resulting from capital transactions	(152,144,518)	1,329,046,887

Change in net assets	229,571,868	1,391,234,468
Net Assets:
Beginning of period	2,634,822,346	1,243,587,878

End of period	$2,864,394,214	$2,634,822,346

Accumulated net investment income/(loss)	$42,746,822	$25,340,250

Share Transactions:
Class 2
Shares issued	2,654,250	64,967,103
Shares issued in merger	—	33,492,747
Dividends reinvested	9,734,533	10,541,229
Shares redeemed	(21,667,977)	(12,789,292)

Total Class 2 Shares	(9,279,194)	96,211,787

Class 1
Shares issued	18,260	3,930,237
Dividends reinvested	271,441	183,387
Shares redeemed	(740,720)	(380,983)

Total Class 1 Shares	(451,019)	3,732,641

Change in shares	(9,730,213)	99,944,428

See accompanying notes to the financial statements.

12

AZL S&P 500 Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 1
Net Asset Value, Beginning of Period	$14.15	$14.31	$14.50	$12.96	$9.95

Investment Activities:
Net Investment Income/(Loss)	0.28 (a)	0.28 (a)	0.27 (a)	0.24 (a)	0.21 (a)
Net Realized and Unrealized Gains/(Losses) on Investments	2.71	1.30	(0.12)	1.49	2.96

Total from Investment Activities	2.99	1.58	0.15	1.73	3.17

Dividends to Shareholders From:
Net Investment Income	(0.17)	(0.31)	(0.34)	(0.19)	(0.16)
Net Realized Gains	(0.72)	(1.43)	—	—	—

Total Dividends	(0.89)	(1.74)	(0.34)	(0.19)	(0.16)

Net Asset Value, End of Period	$16.25	$14.15	$14.31	$14.50	$12.96

Total Return(b)	21.60%	11.79%	1.16%	13.41%	32.02%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$76,049	$72,604	$20,022	$21,304	$19,334
Net Investment Income/(Loss)	1.83%	1.98%	1.86%	1.76%	1.81%
Expenses Before Reductions(c)	0.23%	0.24%	0.24%	0.24%	0.24%
Expenses Net of Reductions	0.23%	0.24%	0.24%	0.24%	0.24%
Portfolio Turnover Rate(d)	2%	23%	8%	3%	4%
Class 2
Net Asset Value, Beginning of Period	$14.06	$14.23	$14.40	$12.88	$9.90

Investment Activities:
Net Investment Income/(Loss)	0.24 (a)	0.24 (a)	0.23 (a)	0.20 (a)	0.18 (a)
Net Realized and Unrealized Gains/(Losses) on Investments	2.70	1.29	(0.11)	1.48	2.94

Total from Investment Activities	2.94	1.53	0.12	1.68	3.12

Dividends to Shareholders From:
Net Investment Income	(0.15)	(0.27)	(0.29)	(0.16)	(0.14)
Net Realized Gains	(0.72)	(1.43)	—	—	—

Total Dividends	(0.87)	(1.70)	(0.29)	(0.16)	(0.14)

Net Asset Value, End of Period	$16.13	$14.06	$14.23	$14.40	$12.88

Total Return(b)	21.36%	11.45%	0.95%	13.12%	31.66%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,788,345	$2,562,218	$1,223,566	$1,743,919	$1,547,689
Net Investment Income/(Loss)	1.58%	1.75%	1.58%	1.51%	1.56%
Expenses Before Reductions(c)	0.48%	0.49%	0.49%	0.49%	0.49%
Expenses Net of Reductions	0.48%	0.49%	0.49%	0.49%	0.49%
Portfolio Turnover Rate(d)	2%	23%	8%	3%	4%

(a)	Average shares method used in calculation.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

13

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL S&P 500 Index Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of gain/loss and other permanent adjustments), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

14

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2017

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $270 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $44,511 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The fund had securities lending transactions of $204,447,614 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2017.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized (Gain/Loss)
AZL S&P 500 Index Fund	$15,420,525	$6,320,447	$(2,060,407)

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2017, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $39.9 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$145,542	Payable for variation on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

15

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2017

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$6,496,637	$27,447

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL S&P 500 Index Fund Class 1	0.17%	0.46%
AZL S&P 500 Index Fund Class 2	0.17%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2017, there were no voluntary waivers.

At December 31, 2017, the following investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments.

	Fair Value 12/31/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/2017	Shares as of 12/31/2017	Dividend Income
BlackRock Inc., Class A	$6,185,678	$—	$(426,548)	$253,587	$1,803,381	$7,816,098	15,215	$156,362

	$6,185,678	$—	$(426,548)	$253,587	$1,803,381	$7,816,098	15,215	$156,362

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

16

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2017

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $29,067 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Other^	Total

Common Stocks+	$2,808,200,217	$—	$—	$2,808,200,217
Securities Held as Collateral for Securities on Loan	—	—	204,447,614	204,447,614
Unaffiliated Investment Company	52,641,889	—	—	52,641,889

Total Investment Securities	2,860,842,106	—	204,447,614	3,065,289,720

Other Financial Instruments:*
Futures Contracts	145,542	—	—	145,542

Total Investments	$2,860,987,648	$—	$204,447,614	$3,065,435,262

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

17

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2017

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL S&P 500 Index Fund	$60,952,281	$306,884,254

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $1,991,524,201. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$1,099,194,831
Unrealized (depreciation)	(25,429,312)

Net unrealized appreciation/(depreciation)	$1,073,765,519

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL S&P 500 Index Fund	$31,392,251	$118,724,500	$150,116,751

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL S&P 500 Index Fund	$22,607,168	$120,043,067	$142,650,235

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL S&P 500 Index Fund	$46,679,074	$85,335,317	$—	$1,073,765,536	$1,205,779,927

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had multiple shareholder accounts which are affiliated with the Investment Adviser representing ownership in excess of 65% of the Fund.

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AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2017

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL S&P 500 Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 77.11% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net short-term capital gain distributions of $5,856,348.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $118,724,500.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

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objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

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The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

26

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® Small Cap Stock Index Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Small Cap Stock Index Fund Review (Unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Small Cap Stock Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the Class 2 shares of the AZL® Small Cap Stock Index Fund (the “Fund”) returned 12.75%. That compared to a 13.23% total return for its benchmark, the S&P SmallCap 600 Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of small-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of small-capitalization U.S. equities.*

Steady economic growth and a strengthening labor market helped support the U.S. Federal Reserve’s decision to increase the federal funds rate by 25 basis points (0.25%) in March. It marked the second rate hike in the past six months and drove higher performance among more growth-oriented and cyclical assets.

Political risk created a headwind for U.S. equities in the second quarter of 2017. In May, President Trump’s firing of FBI Director James Comey and the subsequent investigation of pre-election correspondence between administration members and Russian officials became an enduring source of negative market sentiment. One of the largest single-day dips of the quarter occurred in the wake of the House Oversight Committee’s request for all documents from meetings between President Trump and Comey on May 17.

The third quarter witnessed investors focused on sustained corporate earnings expansion, a subdued interest rate environment, and a healthy economic backdrop, despite threats from an increasingly hostile North Korea and a damaging hurricane season. As a result, volatility dropped to the lowest levels in recorded history, with the CBOE Volatility index2 averaging a record low of 10.94 in the quarter.

The Fund underperformed it’s benchmark for the period. The U.S. economy continued to demonstrate strength throughout the fourth quarter. Unemployment dipped to 4.1%, the lowest level since 2000. Third quarter gross domestic product3 (GDP) surged to 4.1% year over year, and real GDP rose 2.3% year over year, which boosted investor confidence.

From a sector perspective, the strongest returns in the S&P 600® Index came from health care (+34.74%) stocks. Increases were seen across most sectors, including strong results in the utilities (+19.04%) and industrials (+17.28%) sectors. By comparison, the energy (-34.75%) sector experienced the only negative return for the reporting period.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a slight negative impact on relative results.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	Chicago Board Options Exchange (CBOE) Volatility Index shows the markets expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking, is calculated from both calls and puts, and is a widely used measure of market risk.
[3]	Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced in a period of time.

1

AZL® Small Cap Stock Index Fund Review (Unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s SmallCap 600® Index (the “S&P 600”). This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all of the stocks in the S&P 600 in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2017

	Inception	1	3	5	10	Since
	Date	Year	Year	Year	Year	Inception
AZL® Small Cap Stock Index Fund (Class 1 Shares)	10/14/16	12.94%	—	—	—	22.97%
AZL® Small Cap Stock Index Fund (Class 2 Shares)	5/1/07	12.75%	11.39%	15.38%	9.90%	8.63%
S&P SmallCap 600 Index	5/1/07	13.23%	12.00%	15.99%	10.43%	9.12%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Small Cap Stock Index Fund (Class 1 Shares)	0.33%
AZL® Small Cap Stock Index Fund (Class 2 Shares)	0.58%

Expense Ratios are based on the current Fund prospectus dated May 1, 2017. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s SmallCap 600 Index (“S&P 600”), an unmanaged index which covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Small Cap Stock Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Small Cap Stock Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Small Cap Stock Index Fund, Class 1	$1,000.00	$1,099.40	$1.64	0.31%
AZL Small Cap Stock Index Fund, Class 2	$1,000.00	$1,098.90	$2.96	0.56%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense Ratio During Period 7/1/17 - 12/31/17
AZL Small Cap Stock Index Fund, Class 1	$1,000.00	$1,023.65	$1.58	0.31%
AZL Small Cap Stock Index Fund, Class 2	$1,000.00	$1,022.39	$2.86	0.56%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Industrials	19.3%
Consumer Discretionary	15.7
Financials	15.7
Information Technology	13.8
Health Care	13.1
Real Estate	5.7
Materials	5.5
Energy	3.4
Utilities	2.7
Consumer Staples	2.6
Telecommunication Services	1.1

Total Common Stocks	98.6
Right	— ^
Securities Held as Collateral for Securities on Loan	27.5
Money Market	0.9

Total Investment Securities	127.0
Net other assets (liabilities)	(27.0)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks (98.6%):
Aerospace & Defense (2.0%):
38,625	AAR Corp.^	$1,517,576
88,755	Aerojet Rocketdyne Holdings, Inc.*^	2,769,156
24,787	AeroVironment, Inc.*^	1,392,038
62,864	Axon Enterprise, Inc.*^	1,665,896
29,745	Cubic Corp.	1,753,468
22,288	Engility Holdings, Inc.*^	632,311
56,998	Mercury Computer Systems, Inc.*^	2,926,847
38,199	Moog, Inc., Class A*	3,317,583
5,944	National Presto Industries, Inc.^	591,131
58,535	Triumph Group, Inc.^	1,592,152

		18,158,158

Air Freight & Logistics (0.7%):
29,870	Atlas Air Worldwide Holdings, Inc.*^	1,751,876
31,149	Echo Global Logistics, Inc.*^	872,172
34,211	Forward Air Corp.^	1,965,079
39,635	Hub Group, Inc.*	1,898,517

		6,487,644

Airlines (0.9%):
14,764	Allegiant Travel Co.^	2,284,729
61,598	Hawaiian Holdings, Inc.^	2,454,680
61,330	SkyWest, Inc.^	3,256,623

		7,996,032

Auto Components (1.7%):
117,475	American Axle & Manufacturing Holdings, Inc.*^	2,000,599
18,623	Cooper-Standard Holding, Inc.*^	2,281,318
35,171	Dorman Products, Inc.*^	2,150,355
43,818	Fox Factory Holding Corp.*^	1,702,329
43,619	Gentherm, Inc.*^	1,384,903
29,431	LCI Industries^	3,826,030
20,578	Motorcar Parts of America, Inc.*^	514,244
23,470	Standard Motor Products, Inc.^	1,054,038
28,978	Superior Industries International, Inc.^	430,323

		15,344,139

Automobiles (0.2%):
34,318	Winnebago Industries, Inc.^	1,908,081

Banks (7.5%):
44,272	Ameris Bancorp^	2,133,910
50,871	Banc of California, Inc.^	1,050,486
39,212	Banner Corp.^	2,161,365
100,940	Boston Private Financial Holdings, Inc.^	1,559,523
92,266	Brookline Bancorp, Inc.	1,448,576
35,005	Central Pacific Financial Corp.	1,044,199
18,616	City Holding Co.^	1,256,022
86,181	Columbia Banking System, Inc.	3,743,704
59,795	Community Bank System, Inc.^	3,213,981
35,152	Customers Bancorp, Inc.*	913,600
121,384	CVB Financial Corp.^	2,859,807
27,198	Fidelity Southern Corp.^	592,916
220,434	First Bancorp*	1,124,214
116,751	First Commonwealth Financial Corp.	1,671,874

Shares		Fair Value
Common Stocks, continued
Banks, continued
74,136	First Financial Bancorp	$1,953,484
78,175	First Financial Bankshares, Inc.^	3,521,784
121,671	First Midwest Bancorp, Inc.^	2,921,321
92,172	Glacier Bancorp, Inc.^	3,630,655
69,588	Great Western Bancorp, Inc.	2,769,602
39,260	Hanmi Financial Corp.	1,191,541
152,448	Hope BanCorp, Inc.	2,782,176
32,654	Independent Bank Corp.^	2,280,882
50,308	LegacyTexas Financial Group, Inc.^	2,123,501
31,624	National Bank Holdings Corp.^	1,025,566
51,954	NBT Bancorp, Inc.^	1,911,907
55,858	OFG Bancorp	525,065
158,599	Old National Bancorp^	2,767,553
21,253	Opus Bank*^	580,207
46,032	Pacific Premier Bancorp, Inc.*^	1,841,280
41,941	S & T Bancorp, Inc.^	1,669,671
53,594	ServisFirst Bancshares, Inc.^	2,224,151
46,432	Simmons First National Corp., Class A^	2,651,267
32,461	Southside Bancshares, Inc.^	1,093,286
14,954	Tompkins Financial Corp.^	1,216,508
85,345	United Community Banks, Inc.	2,401,608
31,436	Westamerica Bancorp^	1,872,014

		69,729,206

Beverages (0.1%):
5,503	Coca-Cola Bottling Co. Consolidated^	1,184,576

Biotechnology (2.0%):
54,584	Acorda Therapeutics, Inc.*^	1,170,827
42,496	AMAG Pharmaceuticals, Inc.*^	563,072
58,155	Cytokinetics, Inc.*^	473,963
9,949	Eagle Pharmaceuticals, Inc.*^	531,476
40,995	Emergent Biosolutions, Inc.*^	1,905,038
16,249	Enanta Pharmaceuticals, Inc.*	953,491
24,777	Ligand Pharmaceuticals, Inc., Class B*^	3,392,714
119,482	Mimedx Group, Inc.*^	1,506,668
88,504	Momenta Pharmaceuticals, Inc.*^	1,234,631
80,955	Myriad Genetics, Inc.*^	2,780,399
80,844	Progenics Pharmaceuticals, Inc.*^	481,022
43,728	Repligen Corp.*^	1,586,452
105,594	Spectrum Pharmaceuticals, Inc.*^	2,001,006

		18,580,759

Building Products (2.3%):
47,192	AAON, Inc.^	1,731,946
16,721	American Woodmark Corp.*	2,177,910
33,325	Apogee Enterprises, Inc.^	1,523,952
36,410	Gibraltar Industries, Inc.*^	1,201,530
36,405	Griffon Corp.	740,842
20,511	Insteel Industries, Inc.^	580,872
28,335	Patrick Industries, Inc.*^	1,967,866
58,211	PGT, Inc.*	980,855
39,872	Quanex Building Products Corp.	933,005
49,428	Simpson Manufacturing Co., Inc.^	2,837,661

Continued

4

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Building Products, continued
34,702	Trex Co., Inc.*^	$3,761,350
71,942	Universal Forest Products, Inc.^	2,706,458

		21,144,247

Capital Markets (1.2%):
41,185	Donnelley Financial Solutions, Inc.*^	802,696
75,204	Financial Engines, Inc.^	2,278,681
30,676	Greenhill & Co., Inc.^	598,182
19,106	INTL FCStone, Inc.*	812,578
41,233	Investment Technology Group, Inc.	793,735
17,160	Piper Jaffray Cos., Inc.^	1,480,050
8,799	Virtus Investment Partners, Inc.^	1,012,325
71,688	Waddell & Reed Financial, Inc., Class A^	1,601,510
131,150	WisdomTree Investments, Inc.^	1,645,933

		11,025,690

Chemicals (3.0%):
35,321	A. Schulman, Inc.^	1,315,707
35,806	Advansix, Inc.*	1,506,358
30,685	American Vanguard Corp.^	602,960
37,824	Balchem Corp.^	3,048,614
59,364	Calgon Carbon Corp.^	1,264,453
67,273	Flotek Industries, Inc.*^	313,492
27,932	Futurefuel Corp.	393,562
59,446	H.B. Fuller Co.^	3,202,356
11,190	Hawkins, Inc.	393,888
49,707	Ingevity Corp.*	3,502,853
22,880	Innophos Holdings, Inc.	1,069,182
28,425	Innospec, Inc.	2,006,805
25,130	Koppers Holdings, Inc.*	1,279,117
36,617	Kraton Performance Polymers, Inc.*	1,763,841
24,964	LSB Industries, Inc.*^	218,685
15,247	Quaker Chemical Corp.^	2,299,095
61,459	Rayonier Advanced Materials, Inc.^	1,256,837
23,314	Stepan Co.	1,841,107
31,510	Tredegar Corp.	604,992

		27,883,904

Commercial Services & Supplies (3.0%):
65,767	ABM Industries, Inc.^	2,480,731
56,777	Brady Corp., Class A	2,151,848
46,392	Essendant, Inc.^	430,054
86,247	Healthcare Services Group, Inc.^	4,546,943
72,012	Interface, Inc.	1,811,102
42,764	LSC Communications, Inc.^	647,875
38,098	Matthews International Corp., Class A	2,011,574
52,838	Mobile Mini, Inc.^	1,822,911
16,384	Multi-Color Corp.^	1,226,342
86,013	RR Donnelley & Sons Co.^	799,921
35,169	Team, Inc.*^	524,018
65,936	Tetra Tech, Inc.	3,174,818
18,263	UniFirst Corp.^	3,011,569
25,990	US Ecology, Inc.^	1,325,490
24,241	Viad Corp.	1,342,951

		27,308,147

Shares		Fair Value
Common Stocks, continued
Communications Equipment (1.5%):
57,317	ADTRAN, Inc.^	$1,109,084
22,768	Applied Optoelectronics, Inc.*^	861,086
11,577	Bel Fuse, Inc., Class B^	291,451
41,848	CalAmp Corp.*	896,803
27,979	Comtech Telecommunications Corp.	618,895
32,413	Digi International, Inc.*	309,544
95,045	Harmonic, Inc.*^	399,189
72,600	Lumentum Holdings, Inc.*^	3,550,140
37,483	NETGEAR, Inc.*^	2,202,126
200,121	Oclaro, Inc.*^	1,348,816
268,716	Viavi Solutions, Inc.*^	2,348,578

		13,935,712

Construction & Engineering (0.4%):
37,806	Aegion Corp.*^	961,407
43,160	Comfort Systems USA, Inc.^	1,883,934
19,248	MYR Group, Inc.*^	687,731
33,782	Orion Marine Group, Inc.*	264,513

		3,797,585

Construction Materials (0.2%):
18,482	U.S. Concrete, Inc.*^	1,546,019

Consumer Finance (1.3%):
28,630	Encore Capital Group, Inc.*^	1,205,323
42,002	Enova International, Inc.*^	638,430
63,573	EZCORP, Inc., Class A*^	775,591
55,703	Firstcash, Inc.	3,757,167
54,080	Green Dot Corp., Class A*^	3,258,861
53,957	PRA Group, Inc.*^	1,791,372
7,472	World Acceptance Corp.*^	603,140

		12,029,884

Containers & Packaging (0.1%):
26,779	Myers Industries, Inc.	522,191

Distributors (0.2%):
54,063	Core Markt Holdngs Co., Inc.^	1,707,310

Diversified Consumer Services (0.5%):
19,778	American Public Education, Inc.*^	495,439
13,788	Capella Education Co.	1,067,191
77,655	Career Education Corp.*	938,072
41,792	Regis Corp.*^	641,925
12,615	Strayer Education, Inc.	1,130,052

		4,272,679

Diversified Telecommunication Services (1.1%):
13,512	ATN International, Inc.^	746,673
51,415	Cincinnati Bell, Inc.*	1,072,003
49,045	Cogent Communications Group, Inc.^	2,221,739
78,781	Consolidated Communications Holdings, Inc.^	960,340
31,053	General Communication, Inc., Class A*^	1,211,688
100,813	Iridium Communications, Inc.*^	1,189,593
247,259	Vonage Holdings Corp.*	2,514,624

		9,916,660

Continued

5

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Electric Utilities (0.8%):
59,894	ALLETE, Inc.^	$4,453,718
47,369	El Paso Electric Co.	2,621,874

		7,075,592

Electrical Equipment (0.6%):
29,864	AZZ, Inc.^	1,526,050
24,341	Encore Wire Corp.	1,184,190
58,347	General Cable Corp.	1,727,071
9,240	Powell Industries, Inc.	264,726
18,000	Vicor Corp.*^	376,200

		5,078,237

Electronic Equipment, Instruments & Components (3.9%):
16,171	Agilysys, Inc.*	198,580
34,139	Anixter International, Inc.*^	2,594,564
33,425	Badger Meter, Inc.^	1,597,715
58,388	Benchmark Electronics, Inc.*	1,699,091
22,632	Control4 Corp.*^	673,528
36,587	CTS Corp.	942,115
45,270	Daktronics, Inc.^	413,315
38,016	Electro Scientific Industries, Inc.*^	814,683
16,433	ePlus, Inc.*	1,235,762
43,297	Fabrinet*^	1,242,624
19,251	FARO Technologies, Inc.*^	904,797
64,578	II-VI, Inc.*^	3,031,937
41,746	Insight Enterprises, Inc.*	1,598,454
39,895	Itron, Inc.*	2,720,839
57,067	KEMET Corp.*^	859,429
42,891	Methode Electronics, Inc., Class A^	1,719,929
20,609	MTS Systems Corp.^	1,106,703
20,513	OSI Systems, Inc.*^	1,320,627
19,720	Park Electrochemical Corp.^	387,498
38,449	Plexus Corp.*	2,334,623
21,448	Rogers Corp.*^	3,472,860
84,756	Sanmina Corp.*	2,796,948
29,312	ScanSource, Inc.*^	1,049,370
107,174	TTM Technologies, Inc.*^	1,679,417

		36,395,408

Energy Equipment & Services (1.9%):
85,591	Archrock, Inc.	898,706
38,557	Bristow Group, Inc.^	519,363
26,077	CARBO Ceramics, Inc.*^	265,464
23,814	Era Group, Inc.*^	256,001
36,546	Exterran Corp.*	1,149,006
14,159	Geospace Technologies Corp.*	183,642
12,801	Gulf Island Fabrication, Inc.^	171,853
161,438	Helix Energy Solutions Group, Inc.*^	1,217,243
31,129	Matrix Service Co.*	554,096
332,578	McDermott International, Inc.*^	2,188,363
100,669	Newpark Resources, Inc.*^	865,753
295,569	Noble Corp. plc*^	1,335,971
57,652	Oil States International, Inc.*^	1,631,552
93,733	Pioneer Energy Services Corp.*	285,886

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services, continued
19,541	SEACOR Holdings, Inc.^	$903,185
138,929	TETRA Technologies, Inc.*	593,227
95,333	U.S. Silica Holdings, Inc.^	3,104,041
61,766	Unit Corp.*^	1,358,852

		17,482,204

Equity Real Estate Investment Trusts (5.4%):
97,107	Acadia Realty Trust^	2,656,848
34,078	Agree Realty Corp.^	1,752,972
47,628	American Assets Trust, Inc.^	1,821,295
55,378	Armada Hoffler Properties, Inc.^	860,020
89,291	CareTrust REIT, Inc.^	1,496,517
203,398	CBL & Associates Properties, Inc.^	1,151,233
102,172	Cedar Shopping Centers, Inc.^	621,206
54,913	Chatham Lodging Trust^	1,249,820
71,236	Chesapeake Lodging Trust^	1,929,783
19,952	Community Healthcare Trust, Inc.^	560,651
237,658	DiamondRock Hospitality, Co.^	2,683,159
51,989	Easterly Government Properties, Inc.^	1,109,445
40,512	EastGroup Properties, Inc.^	3,580,450
73,158	Four Corners Property Trust, Inc.	1,880,161
129,296	Franklin Street Properties Corp.^	1,388,639
37,871	Getty Realty Corp.	1,028,576
61,860	Government Properties Income Trust^	1,146,884
48,179	Hersha Hospitality Trust^	838,315
101,884	Independence Realty Trust, Inc.^	1,028,010
99,119	Kite Realty Group Trust^	1,942,732
257,013	Lexington Realty Trust^	2,480,175
45,149	LTC Properties, Inc.	1,966,239
57,780	National Storage Affiliates	1,575,083
85,680	Pennsylvania Real Estate Investment Trust^	1,018,735
23,522	PS Business Parks, Inc.	2,942,367
96,066	Ramco-Gershenson Properties Trust^	1,415,052
130,180	Retail Opportunity Investments Corp.^	2,597,091
14,696	Saul Centers, Inc.	907,478
124,192	Summit Hotel Properties, Inc.^	1,891,444
14,372	Universal Health Realty Income Trust^	1,079,481
35,990	Urstadt Biddle Properties, Inc., Class A	782,423
48,583	Whitestone REIT^	700,081

		50,082,365

Food & Staples Retailing (0.3%):
42,880	SpartanNash Co.^	1,144,038
44,858	SUPERVALU, Inc.*^	968,933
30,100	The Andersons, Inc.^	937,615

		3,050,586

Food Products (1.4%):
78,973	B&G Foods, Inc.^	2,775,901
18,616	Calavo Growers, Inc.^	1,571,190
34,121	Cal-Maine Foods, Inc.*^	1,516,678
194,669	Darling International, Inc.*^	3,529,350
17,721	J & J Snack Foods Corp.^	2,690,579
10,178	John B Sanfilippo And Son, Inc.^	643,759

Continued

6

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Food Products, continued
8,004	Seneca Foods Corp., Class A*	$246,123

		12,973,580

Gas Utilities (1.0%):
32,758	Northwest Natural Gas Co.^	1,954,015
94,074	South Jersey Industries, Inc.	2,937,931
56,854	Spire, Inc.^	4,272,578

		9,164,524

Health Care Equipment & Supplies (4.5%):
25,951	Abaxis, Inc.^	1,285,094
14,074	Analogic Corp.^	1,178,698
40,437	AngioDynamics, Inc.*^	672,467
16,806	Anika Therapeutics, Inc.*^	906,011
42,044	Cantel Medical Corp.	4,325,065
28,631	CONMED Corp.^	1,459,322
38,864	CryoLife, Inc.*	744,246
16,326	Cutera, Inc.*	740,384
62,182	Haemonetics Corp.*	3,611,531
17,820	ICU Medical, Inc.*^	3,849,119
20,306	Inogen, Inc.*	2,418,038
33,246	Integer Holdings Corp.*	1,506,044
75,064	Integra LifeSciences Holdings Corp.*^	3,592,563
38,335	Invacare Corp.^	645,945
34,443	Lantheus Holdings, Inc.*	704,359
17,802	LeMaitre Vascular, Inc.^	566,816
49,154	Meridian Bioscience, Inc.^	688,156
58,968	Merit Medical Systems, Inc.*	2,547,418
35,963	Natus Medical, Inc.*^	1,373,787
45,118	Neogen Corp.*^	3,709,151
71,061	OraSure Technologies, Inc.*^	1,340,210
20,878	Orthofix International NV*^	1,142,027
15,065	Surmodics, Inc.*	421,820
16,403	Tactile Systems Technology, Inc.*^	475,359
44,494	Varex Imaging Corp.*^	1,787,324

		41,690,954

Health Care Providers & Services (3.1%):
35,717	Aceto Corp.^	368,957
14,764	Almost Family, Inc.*	817,187
33,195	Amedisys, Inc.*^	1,749,708
56,298	AMN Healthcare Services, Inc.*^	2,772,677
36,196	BioTelemetry, Inc.*^	1,082,260
18,843	Chemed Corp.^	4,579,226
138,253	Community Health Systems, Inc.*^	588,958
11,322	CorVel Corp.*	598,934
44,095	Cross Country Healthcare, Inc.*^	562,652
56,061	Diplomat Pharmacy, Inc.*^	1,125,144
54,923	Ensign Group, Inc. (The)^	1,219,291
60,281	HealthEquity, Inc.*^	2,812,711
102,722	Kindred Healthcare, Inc.	996,403
18,842	LHC Group, Inc.*^	1,154,073
28,451	Magellan Health Services, Inc.*	2,746,944
13,185	Providence Service Corp.*	782,398

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
33,350	Quorum Health Corp.*^	$208,104
127,380	Select Medical Holdings Corp.*	2,248,257
39,740	Tivity Health, Inc.*^	1,452,497
14,260	U.S. Physical Therapy, Inc.^	1,029,572

		28,895,953

Health Care Technology (0.6%):
13,064	Computer Programs & Systems, Inc.^	392,573
28,900	HealthStream, Inc.*^	669,324
97,914	HMS Holdings Corp.*^	1,659,642
44,160	Omnicell, Inc.*^	2,141,761
54,238	Quality Systems, Inc.*^	736,552

		5,599,852

Hotels, Restaurants & Leisure (3.1%):
97,759	Belmond, Ltd., Class A*^	1,197,548
1,111	Biglari Holdings, Inc.*^	460,398
21,383	BJ’s Restaurants, Inc.	778,341
23,352	Bob Evans Farms, Inc.	1,840,605
97,114	Boyd Gaming Corp.^	3,403,846
20,023	Chuy’s Holdings, Inc.*^	561,645
48,192	Dave & Buster’s Entertainment, Inc.*^	2,658,753
20,994	DineEquity, Inc.^	1,065,026
26,066	El Pollo Loco Holdings, Inc.*^	258,053
32,679	Fiesta Restaurant Group, Inc.*^	620,901
23,422	Marcus Corp.	640,592
27,847	Marriott Vacations Worldwide Corp.^	3,765,192
12,326	Monarch Casino & Resort, Inc.*	552,451
98,732	Penn National Gaming, Inc.*^	3,093,274
14,962	Red Robin Gourmet Burgers*^	843,857
33,178	Ruth’s Hospitality Group, Inc.^	718,304
62,232	Scientific Games Corp., Class A*^	3,192,502
21,358	Shake Shack, Inc., Class A*^	922,666
47,161	Sonic Corp.^	1,295,984
33,978	Wingstop, Inc.^	1,324,462

		29,194,400

Household Durables (2.1%):
9,579	Cavco Industries, Inc.*^	1,461,755
29,253	Ethan Allen Interiors, Inc.^	836,636
24,751	Installed Building Products, Inc.*^	1,879,838
32,465	iRobot Corp.*^	2,490,066
56,686	La-Z-Boy, Inc.	1,768,603
20,080	LGI Homes, Inc.*^	1,506,602
52,219	M.D.C. Holdings, Inc.^	1,664,742
31,450	M/I Homes, Inc.*^	1,081,880
44,657	Meritage Corp.*^	2,286,438
41,339	TopBuild Corp.*^	3,131,016
16,443	Universal Electronics, Inc.*^	776,932
32,470	William Lyon Homes, Class A*^	944,228

		19,828,736

Household Products (0.4%):
11,614	Central Garden & Pet Co.*	452,017
41,893	Central Garden & Pet Co., Class A*	1,579,785

Continued

7

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Household Products, continued
16,222	WD-40 Co.^	$1,914,196

		3,945,998

Industrial Conglomerates (0.2%):
41,473	Raven Industries, Inc.^	1,424,598

Insurance (3.1%):
50,043	American Equity Investment Life Holding Co.^	1,537,821
22,921	Amerisafe, Inc.^	1,411,934
18,980	eHealth, Inc.*^	329,683
38,749	Employers Holdings, Inc.	1,720,456
10,685	HCI Group, Inc.^	319,482
48,447	Horace Mann Educators Corp.^	2,136,513
13,147	Infinity Property & Casualty Corp.	1,393,582
86,854	Maiden Holdings, Ltd.^	573,236
26,638	Navigators Group, Inc.	1,297,271
63,021	ProAssurance Corp.^	3,601,649
45,990	RLI Corp.^	2,789,753
18,317	Safety Insurance Group, Inc.^	1,472,687
68,841	Selective Insurance Group, Inc.^	4,040,966
28,996	Stewart Information Services Corp.	1,226,531
103,143	Third Point Reinsurance, Ltd.*^	1,511,045
25,527	United Fire Group, Inc.	1,163,521
26,137	United Insurance Holdings Co.^	450,863
38,854	Universal Insurance Holdings, Inc.^	1,062,657

		28,039,650

Internet & Direct Marketing Retail (0.5%):
21,808	FTD Cos., Inc.*^	156,800
35,387	Nutri/System, Inc.^	1,861,356
24,076	PetMed Express, Inc.^	1,095,458
38,544	Shutterfly, Inc.*^	1,917,564

		5,031,178

Internet Software & Services (1.2%):
29,111	Alarm.com Holding, Inc.*	1,098,940
54,070	Blucora, Inc.*	1,194,947
64,417	DHI Group, Inc.*	122,392
32,740	Liquidity Services, Inc.*^	158,789
62,775	LivePerson, Inc.*	721,913
78,870	NIC, Inc.^	1,309,242
40,771	QuinStreet, Inc.*	341,661
22,016	Shutterstock, Inc.*^	947,348
20,220	SPS Commerce, Inc.*	982,490
19,053	Stamps.com, Inc.*^	3,581,965
25,701	XO Group, Inc.*	474,440

		10,934,127

IT Services (1.7%):
29,059	CACI International, Inc., Class A*	3,845,958
54,601	Cardtronics plc*^	1,011,211
39,862	CSG Systems International, Inc.^	1,746,753
40,333	Exlservice Holdings, Inc.*	2,434,097
10,575	Forrester Research, Inc.^	467,415
30,869	ManTech International Corp., Class A	1,549,315
41,913	Perficient, Inc.*	799,281

Shares		Fair Value
Common Stocks, continued
IT Services, continued
47,874	Sykes Enterprises, Inc.*	$1,505,637
17,331	TeleTech Holdings, Inc.^	697,573
32,171	Virtusa Corp.*	1,418,098

		15,475,338

Leisure Products (0.4%):
110,206	Callaway Golf Co.	1,535,169
36,628	Nautilus Group, Inc.*^	488,984
20,148	Sturm, Ruger & Co., Inc.^	1,125,266
66,712	Vista Outdoor, Inc.*^	971,994

		4,121,413

Life Sciences Tools & Services (0.3%):
38,627	Cambrex Corp.*^	1,854,096
46,871	Luminex Corp.^	923,359

		2,777,455

Machinery (5.6%):
69,993	Actuant Corp., Class A^	1,770,823
10,723	Alamo Group, Inc.	1,210,305
32,992	Albany International Corp., Class A^	2,027,358
21,958	Astec Industries, Inc.^	1,284,543
58,194	Barnes Group, Inc.^	3,681,934
49,571	Briggs & Stratton Corp.^	1,257,616
36,153	Chart Industries, Inc.*^	1,694,130
19,275	CIRCOR International, Inc.^	938,307
24,966	EnPro Industries, Inc.	2,334,571
29,587	ESCO Technologies, Inc.	1,782,617
68,987	Federal Signal Corp.	1,385,949
44,908	Franklin Electric Co., Inc.	2,061,277
33,856	Greenbrier Cos, Inc.^	1,804,525
94,014	Harsco Corp.*	1,753,361
74,510	Hillenbrand, Inc.^	3,330,597
37,295	John Bean Technologies Corp.^	4,132,285
11,906	Lindsay Corp.^	1,050,109
19,521	Lydall, Inc.*	990,691
66,596	Mueller Industries, Inc.	2,359,496
29,288	Proto Labs, Inc.*^	3,016,664
48,587	SPX Corp.*	1,525,146
50,322	SPX FLOW, Inc.*	2,392,811
14,456	Standex International Corp.	1,472,344
20,523	Tennant Co.^	1,490,996
58,305	Titan International, Inc.^	750,968
69,525	Wabash National Corp.^	1,508,693
32,618	Watts Water Technologies, Inc., Class A	2,477,337

		51,485,453

Marine (0.2%):
50,388	Matson, Inc.^	1,503,578

Media (0.9%):
67,481	E.W. Scripps Co. (The), Class A*^	1,054,728
134,433	Gannett Co., Inc.^	1,558,078
64,773	New Media Investment Group, Inc.^	1,086,891
33,484	Scholastic Corp.^	1,343,043

Continued

8

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Media, continued
117,760	Time, Inc.	$2,172,673
47,161	World Wrestling Entertainment, Inc., Class A^	1,442,183

		8,657,596

Metals & Mining (1.0%):
370,544	AK Steel Holding Corp.*^	2,097,279
58,282	Century Aluminum Co.*^	1,144,658
13,612	Haynes International, Inc.^	436,265
19,862	Kaiser Aluminum Corp.^	2,122,255
23,762	Materion Corp.^	1,154,833
11,335	Olympic Steel, Inc.	243,589
76,630	SunCoke Energy, Inc.*^	918,794
45,383	TimkenSteel Corp.*^	689,368

		8,807,041

Mortgage Real Estate Investment Trusts (0.7%):
116,114	Apollo Commercial Real Estate Finance, Inc.^	2,142,303
48,502	Armour Residential REIT, Inc.^	1,247,471
116,983	Capstead Mortgage Corp.^	1,011,903
132,017	Invesco Mortgage Capital, Inc.	2,353,864

		6,755,541

Multiline Retail (0.5%):
40,651	Fred’s, Inc.^	164,637
367,514	J.C. Penney Co., Inc.*^	1,161,344
58,213	Ollie’s Bargain Outlet Holdings, Inc.*^	3,099,842

		4,425,823

Multi-Utilities (0.4%):
76,007	Avista Corp.^	3,913,600

Oil, Gas & Consumable Fuels (1.5%):
113,469	Bill Barrett Corp.*^	582,096
90,494	Carrizo Oil & Gas, Inc.*^	1,925,712
87,671	Cloud Peak Energy, Inc.*^	390,136
30,083	CONSOL Energy, Inc.*^	1,188,579
473,038	Denbury Resources, Inc.*^	1,045,414
47,661	Green Plains Renewable Energy, Inc.^	803,088
30,772	Par Pacific Holdings, Inc.*	593,284
77,474	PDC Energy, Inc.*^	3,993,011
6,599	REX American Resources Corp.*^	546,331
280,293	SRC Energy, Inc.*^	2,390,899

		13,458,550

Paper & Forest Products (1.2%):
46,086	Boise Cascade Co.^	1,838,831
19,676	Clearwater Paper Corp.*	893,290
12,147	Deltic Timber Corp.	1,112,058
103,820	KapStone Paper & Packaging Corp.^	2,355,677
19,855	Neenah Paper, Inc.^	1,799,856
53,507	P.H. Glatfelter Co.	1,147,190
35,937	Schweitzer-Mauduit International, Inc.	1,630,102

		10,777,004

Personal Products (0.2%):
19,593	Inter Parfums, Inc.	851,315
12,071	Medifast, Inc.	842,677

		1,693,992

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals (2.6%):
40,581	Amphastar Pharmaceuticals, Inc.*^	$780,778
10,606	ANI Pharmaceuticals, Inc.*	683,557
72,179	Corcept Therapeutics, Inc.*^	1,303,553
75,598	DepoMed, Inc.*^	608,564
7,436	Heska Corp.*^	596,442
86,791	Impax Laboratories, Inc.*^	1,445,070
88,795	Innoviva, Inc.*^	1,260,001
36,100	Lannett Co., Inc.*^	837,520
73,967	Medicines Co. (The)*^	2,022,258
184,025	Nektar Therapeutics*^	10,989,972
23,380	Phibro Animal Health Corp., Class A^	783,230
29,708	Sucampo Pharmaceuticals, Inc., Class A*^	533,259
60,019	Supernus Pharmaceuticals, Inc.*^	2,391,757

		24,235,961

Professional Services (2.2%):
30,224	Exponent, Inc.^	2,148,926
44,655	FTI Consulting, Inc.*^	1,918,379
22,552	Heidrick & Struggles International, Inc.	553,652
43,800	Insperity, Inc.	2,511,930
36,426	Kelly Services, Inc., Class A^	993,337
66,989	Korn/Ferry International	2,772,005
54,729	Navigant Consulting, Inc.*	1,062,290
57,748	On Assignment, Inc.*	3,711,463
34,405	Resources Connection, Inc.^	531,557
48,947	Trueblue, Inc.*^	1,346,043
47,037	Wageworks, Inc.*^	2,916,294

		20,465,876

Real Estate Management & Development (0.3%):
43,495	HFF, Inc., Class A	2,115,597
20,778	RE/MAX Holdings, Inc., Class A	1,007,733

		3,123,330

Road & Rail (0.6%):
30,517	ArcBest Corp.	1,090,983
57,409	Heartland Express, Inc.^	1,339,926
44,727	Marten Transport, Ltd.^	907,958
38,934	Roadrunner Transportation System, Inc.*	300,181
30,028	Saia, Inc.*	2,124,481

		5,763,529

Semiconductors & Semiconductor Equipment (3.3%):
46,910	Advanced Energy Industries, Inc.*	3,165,486
36,611	Axcelis Technologies, Inc.*	1,050,736
82,179	Brooks Automation, Inc.	1,959,969
29,470	Cabot Microelectronics Corp.	2,772,537
25,148	CEVA, Inc.*^	1,160,580
32,255	Cohu, Inc.^	707,997
43,852	Diodes, Inc.*	1,257,237
22,853	DSP Group, Inc.*^	285,663
66,804	Kopin Corp.*^	213,773
82,782	Kulicke & Soffa Industries, Inc.*	2,014,500
71,133	MaxLinear, Inc., Class A*^	1,879,334
28,806	Nanometrics, Inc.*^	717,846
31,861	PDF Solutions, Inc.*^	500,218

Continued

9

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
79,911	Photronics, Inc.*^	$681,241
34,727	Power Integrations, Inc.^	2,554,171
124,831	Rambus, Inc.*^	1,775,097
35,756	Rudolph Technologies, Inc.*	854,568
76,995	Semtech Corp.*^	2,633,229
42,727	Solaredge Technologies, Inc.*	1,604,399
56,243	Veeco Instruments, Inc.*^	835,209
58,242	Xperi Corp.^	1,421,105

		30,044,895

Software (1.8%):
106,750	8x8, Inc.*	1,505,175
47,942	Barracuda Networks, Inc.*	1,318,405
40,358	Bottomline Technologies, Inc.*^	1,399,615
26,263	Ebix, Inc.^	2,081,343
11,018	MicroStrategy, Inc., Class A*	1,446,663
48,530	Monotype Imaging Holdings, Inc.^	1,169,573
55,233	Progress Software Corp.	2,351,268
37,937	Qualys, Inc.*^	2,251,561
51,975	Synchronoss Technologies, Inc.*^	464,657
144,091	TiVo Corp.	2,247,820
36,070	VASCO Data Security International, Inc.*	501,373

		16,737,453

Specialty Retail (4.2%):
79,812	Abercrombie & Fitch Co., Class A^	1,391,123
21,808	Asbury Automotive Group, Inc.*	1,395,712
202,118	Ascena Retail Group, Inc.*^	474,977
45,257	Barnes & Noble Education, Inc.*^	372,918
70,474	Barnes & Noble, Inc.^	472,176
24,200	Big 5 Sporting Goods Corp.^	183,920
50,062	Caleres, Inc.^	1,676,076
27,017	Cato Corp., Class A^	430,111
152,403	Chico’s FAS, Inc.^	1,344,194
20,240	Children’s Place Retail Stores, Inc. (The)^	2,941,884
84,608	DSW, Inc., Class A^	1,811,457
91,956	Express, Inc.*	933,353
48,090	Finish Line, Inc. (The), Class A^	698,748
65,060	Five Below, Inc.*^	4,314,779
44,148	Francesca’s Holdings Corp.*^	322,722
23,273	Genesco, Inc.*^	756,373
22,974	Group 1 Automotive, Inc.^	1,630,465
70,048	Guess?, Inc.^	1,182,410
21,702	Haverty Furniture Cos., Inc.^	491,550
24,263	Hibbett Sports, Inc.*^	494,965
19,145	Kirkland’s, Inc.*^	229,070
28,397	Lithia Motors, Inc., Class A^	3,225,615
32,957	Lumber Liquidators Holdings, Inc.*^	1,034,520
27,704	MarineMax, Inc.*	523,606
37,894	Monro Muffler Brake, Inc.^	2,158,063
62,302	Rent-A-Center, Inc.^	691,552
21,964	RH*^	1,893,516
12,866	Shoe Carnival, Inc.^	344,166
47,773	Sleep Number Corp.*^	1,795,787

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
29,847	Sonic Automotive, Inc., Class A^	$550,677
57,826	Tailored Brands, Inc.^	1,262,342
33,777	The Buckle, Inc.^	802,204
39,470	The Tile Shop Holdings, Inc.^	378,912
24,870	Vitamin Shoppe, Inc.*^	109,428
21,125	Zumiez, Inc.*^	439,928

		38,759,299

Technology Hardware, Storage & Peripherals (0.4%):
47,567	Cray, Inc.*^	1,151,121
53,268	Electronics for Imaging, Inc.*^	1,573,005
45,264	Super Micro Computer, Inc.*^	947,149

		3,671,275

Textiles, Apparel & Luxury Goods (1.4%):
81,757	Crocs, Inc.*^	1,033,408
52,011	Fossil Group, Inc.*^	404,125
48,556	G-III Apparel Group, Ltd.*^	1,791,231
17,844	Movado Group, Inc.^	574,577
19,476	Oxford Industries, Inc.^	1,464,400
15,030	Perry Ellis International, Inc.*^	376,351
63,129	Steven Madden, Ltd.*^	2,948,125
18,510	Unifi, Inc.*	663,954
23,378	Vera Bradley, Inc.*	284,744
113,146	Wolverine World Wide, Inc.^	3,607,095

		13,148,010

Thrifts & Mortgage Finance (1.9%):
52,712	Bank Mutual Corp.	561,383
66,753	BofI Holding, Inc.*^	1,995,915
37,631	Dime Community Bancshares^	788,369
32,606	HomeStreet, Inc.*^	943,944
8,961	LendingTree, Inc.*^	3,050,771
10,887	Meta Financial Group, Inc.^	1,008,681
64,212	NMI Holdings, Inc., Class A*^	1,091,604
56,658	Northfield Bancorp, Inc.	967,719
122,268	Northwest Bancshares, Inc.^	2,045,544
47,948	Oritani Financial Corp.^	786,347
72,209	Provident Financial Services, Inc.	1,947,477
116,959	TrustCo Bank Corp.	1,076,023
33,118	Wawlker & Dunlop, Inc.*^	1,573,105

		17,836,882

Tobacco (0.2%):
29,705	Universal Corp.	1,559,513

Trading Companies & Distributors (0.6%):
45,966	Applied Industrial Technologies, Inc.	3,130,284
18,669	DXP Enterprises, Inc.*^	552,042
31,763	Kaman Corp., Class A^	1,868,935
13,115	Veritiv Corp.*^	379,024

		5,930,285

Water Utilities (0.5%):
41,939	American States Water Co.	2,428,687
55,512	California Water Service Group^	2,517,470

		4,946,157

Continued

10

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Wireless Telecommunication Services (0.0%):
25,669	Spok Holdings, Inc.^	$401,720

Total Common Stocks (Cost $701,799,463)		910,843,134

Rights (0.0%):
Biotechnology (0.0%):
25,050	Dyax Corp. CVR, Expires on 12/31/19*(a)(b)	84,419

Technology Hardware, Storage & Peripherals (0.0%):
10,537	Gerber Scientific, Inc., Expires on 12/31/18*(a)	—

Total Rights (Cost $ — )		84,419

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (27.5%):
$253,468,247	AZL Small Cap Stock Index Fund Securities Lending Collateral Account(c)	$253,468,247

Total Securities Held as Collateral for Securities on Loan (Cost $253,468,247)		253,468,247

Unaffiliated Investment Company (0.9%):
8,201,464	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.11%(d)	8,201,464

Total Unaffiliated Investment Company (Cost $8,201,464)		8,201,464

Total Investment Securities (Cost $963,469,174)(e) —127.0%		1,172,597,264
Net other assets (liabilities) — (27.0)%		(249,507,856)

Net Assets — 100.0%		$923,089,408

Percentages indicated are based on net assets as of December 31, 2017.

CVR—Contingency	Valued Rights

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $245,766,252.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2017. The total of all such securities represent 0.01% of the net assets of the fund.

(b)	The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.01% of the net assets of the Fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(d)	The rate represents the effective yield at December 31, 2017.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—“ are $0 or rounds to less than $1.

Futures Contracts

Cash of $349,600 has been segregated to cover margin requirements for the following open contracts as of December 31, 2017:

Long Futures

Description	Expiration Date	Number of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index March Futures	3/16/18	162	$12,445,650	$75,889

				$75,889

See accompanying notes to the financial statements.

11

AZL Small Cap Stock Index Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment securities, at cost	$963,469,174

Investment securities, at value*	$1,172,597,264
Cash	77,012
Segregated cash for collateral	349,600
Interest and dividends receivable	1,292,188
Receivable for variation margin on futures contracts	690
Receivable for investments sold	5,014,739
Reclaims receivable	5
Prepaid expenses	5,414

Total Assets	1,179,336,912

Liabilities:
Payable for investments purchased	1,356,740
Payable for capital shares redeemed	686,177
Payable for collateral received on loaned securities	253,468,247
Payable for variation margin on futures contracts	77,098
Manager fees payable	204,299
Administration fees payable	21,358
Distribution fees payable	185,100
Custodian fees payable	7,167
Administrative and compliance services fees payable	2,843
Transfer agent fees payable	2,022
Trustee fees payable	1,832
Other accrued liabilities	234,621

Total Liabilities	256,247,504

Net Assets	$923,089,408

Net Assets Consist of:
Capital	$626,523,794
Accumulated net investment income/(loss)	8,539,904
Accumulated net realized gains/(losses) from investment transactions	78,821,731
Net unrealized appreciation/(depreciation) on investments	209,203,979

Net Assets	$923,089,408

Class 1
Net Assets	$53,319,065
Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,563,446
Net Asset Value (offering and redemption price per share)	$11.68

Class 2
Net Assets	$869,770,343
Shares of beneficial interest (unlimited number of shares authorized, no par value)	58,466,798
Net Asset Value (offering and redemption price per share)	$14.88

*	Includes securities on loan of $245,766,252.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends	$12,304,423
Interest	835
Income from securities lending	1,488,269
Other income	34,554
Foreign withholding tax	(1,495)

Total Investment Income	13,826,586

Expenses:
Manager fees	2,342,148
Administration fees	226,452
Distribution fees — Class 2	2,120,039
Custodian fees	36,350
Administrative and compliance services fees	10,263
Transfer agent fees	10,416
Trustee fees	37,026
Professional fees	44,998
Shareholder reports	32,350
Other expenses	188,230

Total expenses	5,048,272

Net Investment Income/(Loss)	8,778,314

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	86,067,335
Net realized gains/(losses) on futures contracts	814,912
Change in net unrealized appreciation/depreciation on investments	11,357,731
Change in net unrealized appreciation/depreciation on futures contracts	85,533

Net Realized/Unrealized Gains/(Losses) on Investments	98,325,511

Change in Net Assets Resulting From Operations	$107,103,825

See accompanying notes to the financial statements.

12

AZL Small Cap Stock Index Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016*
Change In Net Assets:
Operations:
Net investment income/(loss)	$8,778,314	$4,770,924
Net realized gains/(losses) on investment transactions	86,882,247	59,741,688
Change in unrealized appreciation/depreciation on investments	11,443,264	92,843,996

Change in net assets resulting from operations	107,103,825	157,356,608

Distributions to Shareholders:
From net investment income:
Class 1	(351,616)	—
Class 2	(4,019,299)	(3,054,147)
From net realized gains:
Class 1	(4,420,432)	—
Class 2	(55,798,577)	(42,610,276)

Change in net assets resulting from distributions to shareholders	(64,589,924)	(45,664,423)

Capital Transactions:
Class 1
Proceeds from shares issued	303,391	49,908,811
Proceeds from dividends reinvested	4,772,048	—
Value of shares redeemed	(8,056,628)	(1,979,738)

Total Class 1 Shares	(2,981,189)	47,929,073

Class 2
Proceeds from shares issued	33,009,724	214,993,554
Proceeds from shares issued in merger	—	334,705,111
Proceeds from dividends reinvested	59,817,876	45,664,423
Value of shares redeemed	(173,921,838)	(66,339,645)

Total Class 2 Shares	(81,094,238)	529,023,443

Change in net assets resulting from capital transactions	(84,075,427)	576,952,516

Change in net assets	(41,561,526)	688,644,701
Net Assets:
Beginning of period	964,650,934	276,006,233

End of period	$923,089,408	$964,650,934

Accumulated net investment income/(loss)	$8,539,904	$4,406,542

Share Transactions:
Class 1
Shares issued	25,960	4,990,882
Dividends reinvested	435,406	—
Shares redeemed	(702,379)	(186,423)

Total Class 1 Shares	(241,013)	4,804,459

Class 2
Shares issued	2,298,659	17,244,601
Shares issued in merger	—	27,406,989
Dividends reinvested	4,281,881	3,661,942
Shares redeemed	(12,052,900)	(4,841,918)

Total Class 2 Shares	(5,472,360)	43,471,614

Change in shares	(5,713,373)	48,276,073

*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

See accompanying notes to the financial statements.

13

AZL Small Cap Stock Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016*		2015	2014	2013
Class 1
Net Asset Value, Beginning of Period	$11.38	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.16	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	1.24	1.32

Total from Investment Activities	1.40	1.38

Dividends to Shareholders from:
Net Investment Income	(0.08)	—
Net Realized Gains	(1.02)	—

Total Dividends	(1.10)	—

Net Asset Value, End of Period	$11.68	$11.38

Total Return(a)	12.94%	13.80	%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$53,319	$54,672
Net Investment Income/(Loss)(c)	1.21%	1.46%
Expenses Before Reductions(c)(d)	0.32%	0.32%
Expenses Net of Reductions(c)	0.32%	0.32%
Portfolio Turnover Rate(e)	16%	86	%(f)
Class 2
Net Asset Value, Beginning of Period	$14.23	$13.49		$15.43	$15.65	$11.39

Investment Activities:
Net Investment Income/(Loss)	0.15	0.07		0.19	0.12	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	1.59	3.06		(0.58)	0.65	4.50

Total from Investment Activities	1.74	3.13		(0.39)	0.77	4.59

Dividends to Shareholders from:
Net Investment Income	(0.07)	(0.16)		(0.17)	(0.09)	(0.14)
Net Realized Gains	(1.02)	(2.23)		(1.38)	(0.90)	(0.19)

Total Dividends	(1.09)	(2.39)		(1.55)	(0.99)	(0.33)

Net Asset Value, End of Period	$14.88	$14.23		$13.49	$15.43	$15.65

Total Return(a)	12.75%	25.71%		(2.49)%	5.23%	40.62%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$869,770	$909,979		$276,006	$381,585	$383,152
Net Investment Income/(Loss)	0.96%	1.19%		0.96%	0.81%	0.71%
Expenses Before Reductions(d)	0.57%	0.58%		0.59%	0.59%	0.59%
Expenses Net of Reductions	0.57%	0.58%		0.59%	0.59%	0.59%
Portfolio Turnover Rate(e)	16%	86	%(f)	16%	14%	17%

*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(f)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 86%.

See accompanying notes to the financial statements.

14

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Small Cap Stock Index Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., other permanent adjustments) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

15

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2017

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $245 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $135,994 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The fund had securities lending transactions of $253,468,247 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2017.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. For the year ended December 31, 2017, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized (Gain/Loss)
AZL Small Cap Stock Index Fund	$10,047,193	$39,732,678	$14,534,403

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2017, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. For the year ended December 31, 2017, the monthly average notional amount for long contracts was $9.4 million. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk

Equity Contracts	Receivable for variation margin on futures contracts	$75,889	Payable for variation on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

16

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2017

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net Realized gains/(losses) on futures contracts/ Change in net unrealized appreciation/depreciation on futures contracts	$814,912	$85,533

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Small Cap Stock Index Fund Class 1	0.26%	0.46%
AZL Small Cap Stock Index Fund Class 2	0.26%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2017, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable of Class 2 shares, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $9,801 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

17

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2017

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Other^	Total
Common Stocks+	$910,843,134	$—	$—		$—	$910,843,134
Rights	—	84,419	—	#	—	84,419
Securities Held as Collateral for Securities on Loan	—	—	—		253,468,247	253,468,247
Unaffiliated Investment Company	8,201,464	—	—		—	8,201,464

Total Investment Securities	919,044,598	84,419	—	#	253,468,247	1,172,597,264

Other Financial Instruments:*
Futures Contracts	75,889	—	—		—	75,889

Total Investments	$919,120,487	$84,419	$—	#	$253,468,247	$1,172,673,153

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

#	Represents the interest in securities that were determined to have a value of zero at December 31, 2017.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally presented in the financial statements at variation margin.

^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

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AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2017

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Small Cap Stock Index Fund	$146,619,223	$294,690,013

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $969,735,325. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$236,356,792
Unrealized (depreciation)	(33,494,853)

Net unrealized appreciation/(depreciation)	$202,861,939

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Small Cap Stock Index Fund	$16,810,431	$47,779,493	$64,589,924

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Small Cap Stock Index Fund	$3,054,147	$42,610,276	$45,664,423

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Small Cap Stock Index Fund	$35,820,152	$57,883,523	$—	$202,861,939	$296,565,614

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 65% of the Fund.

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AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2017

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL Small Cap Stock Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the periods or years in the five-year period then ended. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods or years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies 1999.

Columbus, Ohio

February 23, 2018

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 17.48% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net short-term capital gain distributions of $12,439,516.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $47,779,493.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

24

objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

25

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

26

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

27

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

28

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

AZL® T. Rowe Price Capital Appreciation Fund

Annual Report

December 31, 2017

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® T. Rowe Price Capital Appreciation Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® T. Rowe Price Capital Appreciation Fund and T. Rowe Price Associates, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2017?

For the year ended December 31, 2017, the AZL® T. Rowe Price Capital Appreciation Fund (the “Fund”) returned 15.04%. That compared to a 21.83%, 3.54% and 14.26% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

Lifted in part by favorable corporate earnings and economic growth, U.S. stocks posted excellent returns for the 12-month period. Throughout the year, U.S. equities were buoyed by hopes for the new administration’s promise of lower tax rates, reduced regulation and increased infrastructure spending. The Federal Reserve raised short-term interest rates three times in 2017, but the central bank’s moves were widely expected and did not disrupt equity markets.

In the closing weeks of the year, the administration signed tax legislation that reduced tax rates for corporations and closely held businesses, reduced marginal tax rates for individuals at most income levels, and changed the limits for various individual tax deductions. Most major U.S. stock indexes finished the year near record levels amid expectations that the new tax law would accelerate gross domestic product2 growth in 2018.

The Fund outperformed its reference composite benchmark, but underperformed its equity-only benchmark in an environment where equities strongly outperformed fixed income investments.*

The Fund’s equity holdings outperformed the S&P 500 Index for the period. Within equities, stock selection in the health care sector contributed to relative outperformance. An underweight position and stock selection in energy also benefited on a relative basis. By comparison, stock selection and a below-benchmark exposure to information technology stocks detracted, as that sector outperformed.*

The portfolio’s fixed income holdings also posted a positive return during the one-year period. The Fund’s above-benchmark exposure to high-yield securities within its fixed income holdings added to relative performance. Additionally, an underweight exposure to U.S. Treasuries also benefited the Fund, as the 10-year Treasury yield ended the year relatively unchanged.*

The Fund maintained exposure to covered call options —a type of derivative that provided downside protection for the portfolio while offering the benefits of owning a stock, such as dividends and capital appreciation, so long as the stock remains below the option strike price. The Fund’s exposure to equity options detracted from returns, as the Fund wrote call options on some stocks that increased significantly. The Fund held rights at various points during the period to buy stocks at a predetermined price in the future, generating minimal exposure.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2017.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced in a period of time.

1

AZL® T. Rowe Price Capital Appreciation Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important intermediate-term objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 50% of its net assets in the common stock of established U.S. Companies that have above-average potential for capital growth. The remaining assets are generally invested in convertible securities, corporate and government debt, bank loans, and foreign securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small-to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks as well as the component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund

Average Annual Total Returns as of December 31, 2017

	1	3	5	10
	Year	Year	Year	Year
AZL® T. Rowe Price Capital Appreciation Fund	15.04%	9.24%	13.62%	6.00%
S&P 500 Index	21.83%	11.41%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.24%	2.10%	4.01%
Balanced Composite Index	14.26%	7.76%	10.25%	7.09%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® T. Rowe Price Capital Appreciation Fund	1.08%

The above expense ratio is based on the current Fund prospectus dated May 1, 2017. The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2019. Additional information pertaining to the December 31, 2017 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Acquired fund fees and expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, acquired fund fees and expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses, as shown in the prospectus, do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without acquired fund fees and expenses the Fund’s gross expense ratio would be 1.05%.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) of the S&P 500 and (40%) of the Bloomberg Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL T. Rowe Price Capital Appreciation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL T. Rowe Price Capital Appreciation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense RatioDuring Period 7/1/17 - 12/31/17
AZL T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,055.60	$5.13	0.99%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/17	Ending Account Value 12/31/17	Expenses Paid During Period 7/1/17 - 12/31/17*	Annualized Expense RatioDuring Period 7/1/17 - 12/31/17
AZL T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,020.20	$5.04	0.99%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Common Stocks	64.8%
Corporate Bonds	17.8
Money Markets	9.5
Securities Held as Collateral for Securities on Loan	7.4
U.S. Treasury Obligations	2.4
Yankee Dollars	1.8
Preferred Stocks	1.8
Convertible Preferred Stocks	1.2
Bank Loans	1.2
Asset Backed Securities	0.1
Purchased Options	— ^

Total Investment Securities	108.0
Net other assets (liabilities)	(8.0)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks (64.9%):
Auto Components (1.4%):
89,208	Adient plc	$7,020,670
167,443	Magna International, Inc., ADR	9,488,995

		16,509,665

Banks (1.8%):
140,471	PNC Financial Services Group, Inc.	20,268,561

Beverages (2.0%):
180,185	Dr Pepper Snapple Group, Inc.	17,488,756
48,633	PepsiCo, Inc.	5,832,069

		23,320,825

Biotechnology (0.9%):
32,925	Biogen Idec, Inc.*	10,488,917
1,855	Bioverativ, Inc.*^	100,022

		10,588,939

Building Products (0.4%):
118,088	Johnson Controls International plc	4,500,334

Capital Markets (2.0%):
124,134	Bank of New York Mellon Corp. (The)	6,685,857
97,971	Intercontinental Exchange, Inc.	6,912,834
10,982	NASDAQ OMX Group, Inc. (The)	843,747
86,348	State Street Corp.	8,428,428

		22,870,866

Commercial Services & Supplies (0.7%):
116,282	Waste Connections, Inc.	8,249,045

Containers & Packaging (0.8%):
495,528	Amcor, Ltd.	5,952,882
104,047	Ball Corp.^	3,938,179

		9,891,061

Electric Utilities (1.1%):
73,774	Eversource Energy	4,661,041
175,028	PG&E Corp.	7,846,506

		12,507,547

Equity Real Estate Investment Trusts (0.3%):
24,130	SBA Communications Corp.*	3,941,877

Food & Staples Retailing (0.4%):
59,300	CVS Health Corp.	4,299,250

Food Products (2.3%):
184,052	Kraft Heinz Co. (The)	14,311,884
136,259	Mondelez International, Inc., Class A	5,831,885
70,819	Tyson Foods, Inc., Class A	5,741,296

		25,885,065

Health Care Equipment & Supplies (6.9%):
407,748	Abbott Laboratories	23,270,178
118,041	Becton, Dickinson & Co.^	25,267,856
325,959	Danaher Corp.	30,255,514

		78,793,548

Health Care Providers & Services (3.7%):
58,105	Aetna, Inc.	10,481,561
37,068	Anthem, Inc.	8,340,671

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
20,067	Cigna Corp.	$4,075,407
21,816	Humana, Inc.^	5,411,895
61,682	UnitedHealth Group, Inc.	13,598,414

		41,907,948

Hotels, Restaurants & Leisure (3.2%):
445,228	Aramark Holdings Corp.	19,029,045
213,545	Yum! Brands, Inc.	17,427,407

		36,456,452

Household Products (0.3%):
136,190	Essity AB, Class B*	3,858,218

Industrial Conglomerates (1.6%):
293,057	General Electric Co.	5,113,845
52,655	Roper Industries, Inc.^	13,637,645

		18,751,490

Insurance (3.3%):
412,176	Marsh & McLennan Cos., Inc.	33,547,005
577,057	RSA Insurance Group plc	4,916,294

		38,463,299

Internet & Direct Marketing Retail (2.7%):
21,392	Amazon.com, Inc.*	25,017,302
3,400	Priceline Group, Inc. (The)*	5,908,316

		30,925,618

Internet Software & Services (2.8%):
4,799	Alphabet, Inc., Class A*	5,055,267
25,432	Alphabet, Inc., Class C*	26,612,044

		31,667,311

IT Services (9.0%):
244,791	Fidelity National Information Services, Inc.	23,032,385
253,994	Fiserv, Inc.*	33,306,233
51,585	MasterCard, Inc., Class A	7,807,906
339,656	Visa, Inc., Class A^	38,727,576

		102,874,100

Life Sciences Tools & Services (3.0%):
338,472	PerkinElmer, Inc.^	24,749,073
51,451	Thermo Fisher Scientific, Inc.	9,769,516

		34,518,589

Machinery (1.6%):
172,350	Fortive Corp.	12,469,523
40,296	Middleby Corp. (The)*^	5,437,945

		17,907,468

Media (0.7%):
138,376	Comcast Corp., Class A	5,541,959
89,745	Liberty Global plc, Series C*	3,036,971

		8,578,930

Multi-Utilities (0.4%):
38,621	DTE Energy Co.	4,227,455

Continued

4

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2017

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels (1.1%):
147,300	Canadian Natural Resources, Ltd.^	$5,261,556
172,128	Enterprise Products Partners LP	4,563,113
40,630	Total SA	2,241,498

		12,066,167

Pharmaceuticals (1.2%):
35,702	Perrigo Co. plc	3,111,786
137,300	Zoetis, Inc.	9,891,092

		13,002,878

Professional Services (1.4%):
81,293	Equifax, Inc.^	9,586,071
271,637	Reed Elsevier plc	6,362,617

		15,948,688

Semiconductors & Semiconductor Equipment (0.5%):
59,544	Texas Instruments, Inc.	6,218,775

Software (3.0%):
52,278	Intuit, Inc.	8,248,423
305,300	Microsoft Corp.	26,115,362

		34,363,785

Specialty Retail (1.2%):
6,951	AutoZone, Inc.*	4,944,733
36,138	O’Reilly Automotive, Inc.*^	8,692,634

		13,637,367

Technology Hardware, Storage & Peripherals (0.6%):
42,800	Apple, Inc.	7,243,044

Tobacco (2.5%):
84,757	British American Tobacco plc	5,719,194
221,343	Philip Morris International, Inc.	23,384,888

		29,104,082

Total Common Stocks (Cost $593,563,145)		743,348,247

Preferred Stocks (1.8%):
Banks (0.0%):
7,099	U.S. Bancorp, Series F, 0.92%^	200,334

Capital Markets (0.1%):
55,900	Charles Schwab Corp. (The), Series C, 6.00%^	1,502,592
3,600	Charles Schwab Corp. (The), Series D, 5.95%^	97,200
3,456	State Street Corp., Series E, 6.00%^	91,446

		1,691,238

Electric Utilities (0.4%):
30,000	Alabama Power Co., 5.00%^	797,400
107,700	SCE Trust IV, Series J, 7.44%^	2,778,660
18,000	SCE Trust V, Series K, 20.62%^	475,740
25,000	SCE Trust VI, 5.00%^	600,500

		4,652,300

Health Care Equipment & Supplies (1.1%):
190,269	Becton Dickinson And Co., Series A, 6.13%^	11,016,575

Multi-Utilities (0.2%):
100,000	DTE Energy Co., Series E, 5.25%^	2,570,000

Total Preferred Stocks (Cost $18,394,276)		20,130,447

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Convertible Preferred Stocks (1.2%):
Banks (0.3%):
2,699	Wells Fargo & Co., Series L, Class A, 7.5%	$3,535,663

Electric Utilities (0.1%):
19,115	Nextra Energy, Inc., 6.12%^	1,074,263

Equity Real Estate Investment Trusts (0.5%):
34,071	American Tower Corp., 5.50%^	4,284,429
934	Crown Castle International Corp., Series A, 6.88%	1,054,299

		5,338,728

Multi-Utilities (0.3%):
74,139	DTE Energy Co., 6.50%^	4,000,540

Total Convertible Preferred Stocks (Cost $12,418,101)		13,949,194

Asset Backed Securities (0.1%):
943,063	Taco Bell Funding LLC, Class A2I, Series 16-1A, 3.83%, 5/25/46(a)(b)	955,860

672,520	Wendys Funding LLC, Class A2I, Series 2015-1A, 3.37%, 6/15/45(a)	674,322

Total Asset Backed Securities (Cost $1,615,583)		1,630,182

Bank Loans (1.2%):
Chemicals (0.1%):
713,213	H.B. Fuller Co., 3.61% (US LIBOR ), 10/20/24, Callable 2/4/18 @ 101	715,095

Insurance (0.6%):
6,350,864	Hub International, Ltd., 4.41% (US LIBOR ), 10/2/20, Callable 2/4/18 @ 100	6,376,966

IT Services (0.1%):
853,125	Global Payments, Inc., 3.10% (US LIBOR ), 5/2/22(c)	853,125
740,000	Vantiv LLC, 3.66% (US LIBOR ), 3/31/23	742,775

		1,595,900

Machinery (0.2%):
1,776,282	Manitowoc Foodservice, Inc., 4.10% (US LIBOR ), 3/3/23, Callable 2/4/18 @ 101	1,788,130

Media (0.1%):
975,000	Charter Communications, 3.65%, 12/31/99	973,781
265,909	Kasima LLC, 3.85% (US LIBOR ), 5/17/21, Callable 2/4/18 @ 100	268,568

		1,242,349

Multiline Retail (0.0%):
100,000	Dollar Tree, Inc., 4.25%, 7/6/22	100,625

Oil, Gas & Consumable Fuels (0.1%):
1,246,875	BCP Raptor LLC, 5.73% (US LIBOR ), 6/24/24, Callable 2/4/18 @ 101	1,250,778

Pharmaceuticals (0.0%):
118,917	Prestige Brands, Inc., 4.10% (US LIBOR ), 1/26/24, Callable 2/4/18 @ 100	119,624

Professional Services (0.0%):
20,417	Institutional Shareholder Services, Inc., 5.45% (US LIBOR ), 10/16/24(c)	20,451

Continued

5

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Bank Loans, continued
Professional Services, continued
$224,583	Institutional Shareholder Services, Inc., 5.45% (US LIBOR ), 10/16/24, Callable 2/4/18 @ 101(c)	$224,958

		245,409

Total Bank Loans (Cost $13,250,312)		13,434,876

Corporate Bonds (17.8%):
Aerospace & Defense (0.7%):
145,000	Moog, Inc., 5.25%, 12/1/22, Callable 2/5/18 @ 103.94(a)	150,075
1,730,000	Northrop Grumman Corp., 2.55%, 10/15/22, Callable 9/15/22 @ 100	1,717,673
2,095,000	Northrop Grumman Corp., 2.93%, 1/15/25, Callable 11/15/24 @ 100^	2,082,553
4,503,000	Northrop Grumman Corp., 3.25%, 1/15/28, Callable 10/15/27 @ 100	4,509,578

		8,459,879

Airlines (0.0%):
311,076	U.S. Airways 2010-1A PTT, Series A, 6.25%, 10/22/24	343,770

Automobiles (0.3%):
3,345,000	Tesla, Inc., 5.30%, 8/15/25, Callable 8/15/20 @ 103.97^(a)	3,194,475

Banks (0.3%):
2,145,000	PNC Financial Services, Series S, 5.00% (US0003M+330 bps), 12/31/49, Callable 11/1/26 @ 100^	2,268,338
875,000	US BanCorp, 5.30% (US0003M+291 bps), 12/31/49, Callable 4/15/27 @ 100	947,231

		3,215,569

Beverages (0.3%):
720,000	Anheuser-Busch InBev NV, 1.90%, 2/1/19	718,507
440,000	Anheuser-Busch InBev NV, 2.65%, 2/1/21, Callable 1/1/21 @ 100	442,208
930,000	Anheuser-Busch InBev NV, 2.64% (US0003M+126 bps), 2/1/21	959,693
625,000	Anheuser-Busch InBev NV, 3.30%, 2/1/23, Callable 12/1/22 @ 100	639,558
465,000	PepsiCo, Inc., 1.25%, 4/30/18	464,612

		3,224,578

Building Products (0.0%):
280,000	Lennox International, Inc., 3.00%, 11/15/23, Callable 9/15/23 @ 100	276,482

Capital Markets (0.5%):
1,865,000	Bank of New York Mellon Corp. (The), Series E, 4.95% (US0003M+342 bps), 12/29/49, Callable 6/20/20 @ 100	1,930,368
1,060,000	Bank of New York Mellon Corp. (The), 4.62% (US0003M+313 bps), 12/29/49, Callable 9/20/26 @ 100	1,077,225
1,290,000	MSCI, Inc., 5.25%, 11/15/24, Callable 11/15/19 @ 102.63(a)	1,359,338

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Capital Markets, continued
$340,000	MSCI, Inc., 5.75%, 8/15/25, Callable 8/15/20 @ 102.88(a)	$365,075
1,355,000	State Street Corp., Series F, 5.25% (US0003M+360 bps), 12/31/49, Callable 9/15/20 @ 100^	1,421,124

		6,153,130

Chemicals (0.0%):
570,000	Ecolab, Inc., 2.00%, 1/14/19^	569,054

Communications Equipment (0.0%):
260,000	Harris Corp., 2.00%, 4/27/18	259,728

Consumer Finance (0.5%):
695,000	Caterpillar Financial Services Corp., 2.25%, 12/1/19, MTN	696,092
835,000	Ford Motor Credit Co. LLC, 2.15%, 1/9/18	835,017
1,165,000	Ford Motor Credit Co. LLC, 5.00%, 5/15/18	1,176,858
1,420,000	Ford Motor Credit Co. LLC, 2.38%, 3/12/19	1,420,509
1,865,000	Ford Motor Credit Co. LLC, 2.60%, 11/4/19	1,866,221

		5,994,697

Containers & Packaging (0.6%):
3,304,657	Beverage Packaging Holdings Luxemberg, 5.75%, 10/15/20, Callable 2/5/18 @ 101.44	3,354,227
1,286,549	Beverage Packaging Holdings Luxemberg, 6.88%, 2/15/21, Callable 2/5/18 @ 102.29	1,304,239
1,560,000	Reynolds Group Issuer, Inc., 4.86% (US0003M+350 bps), 7/15/21, Callable 2/5/18 @ 102^(a)	1,583,400
800,000	Reynolds Group Issuer, Inc., 5.13%, 7/15/23, Callable 7/15/19 @ 102.56(a)	828,000

		7,069,866

Diversified Consumer Services (0.2%):
200,000	Service Corp. International, 7.63%, 10/1/18	208,250
1,762,000	Service Corp. International, 5.38%, 5/15/24, Callable 5/15/19 @ 102.69	1,856,707
625,000	Service Corp. International/US, 4.63%, 12/15/27, Callable 12/15/22 @ 102.31	634,138

		2,699,095

Diversified Telecommunication Services (0.4%):
970,000	Level 3 Communications, Inc., 5.38%, 8/15/22, Callable 2/5/18 @ 102.69	982,416
1,310,000	Level 3 Financing, Inc., 5.63%, 2/1/23, Callable 2/5/18 @ 102.81^	1,319,825
1,225,000	Verizon Communications, 3.13%, 3/16/22	1,242,035
1,225,000	Verizon Communications, 2.60% (US0003M+100 bps), 3/16/22^	1,249,116

		4,793,392

Electric Utilities (0.7%):
1,225,000	Edison International, 2.13%, 4/15/20	1,214,262
750,000	Eversource Energy, 2.75%, 3/15/22, Callable 2/15/22 @ 100^	751,358
500,000	Eversource Energy, Series L, 2.90%, 10/1/24, Callable 8/1/24 @ 100	496,196
1,000,000	NSTAR Electric Co., 3.20%, 5/15/27, Callable 2/15/27 @ 100	1,012,111

Continued

6

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Electric Utilities, continued
$1,240,000	Pacific Gas & Electric, 3.30%, 3/15/27, Callable 12/15/26 @ 100^	$1,230,600
2,130	SCE Trust II, 0.84%, 12/31/49, Perpetual Bond^	51,482
23,272	SCE Trust III, Series H, 0.85%, 12/31/49, Perpetual Bond	629,508
1,140,000	Southern Co., 1.55%, 7/1/18	1,137,689
610,000	Southern Co., 1.85%, 7/1/19	606,310
365,000	Virginia Electric & Power Co., Series A, 3.15%, 1/15/26, Callable 10/15/25 @ 100	368,503
855,000	Virginia Electric & Power Co., Series A, 3.50%, 3/15/27, Callable 12/15/26 @ 100^	883,980

		8,381,999

Electronic Equipment, Instruments & Components (0.1%):
750,000	Amphenol Corp., 2.20%, 4/1/20	746,294
375,000	Amphenol Corp., 3.20%, 4/1/24, Callable 2/1/24 @ 100	377,535

		1,123,829

Equity Real Estate Investment Trusts (1.8%):
1,420,000	American Tower Corp., 3.30%, 2/15/21, Callable 1/15/21 @ 100^	1,446,037
2,530,000	Crown Castle International Corp., 4.88%, 4/15/22	2,713,080
3,895,000	Crown Castle International Corp., 5.25%, 1/15/23	4,264,813
815,000	Iron Mountain, Inc., 4.38%, 6/1/21, Callable 6/1/18 @ 102.19(a)	827,127
430,000	Iron Mountain, Inc., 6.00%, 8/15/23, Callable 8/15/18 @ 103	449,350
1,773,000	Iron Mountain, Inc., 5.75%, 8/15/24, Callable 2/5/18 @ 102.88^	1,795,163
3,770,000	SBA Communications Corp., 4.88%, 7/15/22, Callable 2/5/18 @ 103.66	3,873,675
4,800,000	SBA Communications Corp., 4.88%, 9/1/24, Callable 9/1/19 @ 103.66	4,931,999

		20,301,244

Food & Staples Retailing (0.0%):
340,000	Kroger Co. (The), 2.00%, 1/15/19	339,391

Food Products (0.1%):
645,000	B&G Foods, Inc., 4.63%, 6/1/21, Callable 2/5/18 @ 102.31	654,675
145,000	TreeHouse Foods, Inc., 6.00%, 2/15/24, Callable 2/15/19 @ 104.5^(a)	150,800

		805,475

Gas Utilities (0.1%):
825,000	Southern Calif Gas Co., 3.20%, 6/15/25, Callable 3/15/25 @ 100	843,390

Health Care Equipment & Supplies (1.1%):
1,080,000	Becton Dickinson & Co., 2.54% (US0003M+103 bps), 6/6/22	1,085,668
1,105,000	Becton Dickinson & Co., 3.36%, 6/6/24, Callable 4/6/24 @ 100	1,108,087
706,000	Becton, Dickinson & Co., 2.68%, 12/15/19	708,552

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Equipment & Supplies, continued
$4,860,000	Hologic, Inc., 5.25%, 7/15/22, Callable 7/15/18 @ 102.63^	$5,030,099
1,340,000	Hologic, Inc., 4.38%, 10/15/25, Callable 10/15/20 @ 102.19(a)	1,360,100
1,185,000	Medtronic plc, 1.50%, 3/15/18	1,184,147
1,470,000	Medtronic plc, 2.50%, 3/15/20	1,478,700
270,000	Teleflex, Inc., 4.88%, 6/1/26, Callable 6/1/21 @ 102.44	278,775
250,000	Teleflex, Inc., 4.63%, 11/15/27, Callable 11/15/22 @ 102.31	252,138

		12,486,266

Health Care Providers & Services (1.4%):
3,695,000	Centene Corp., 5.63%, 2/15/21, Callable 2/15/18 @ 102.81	3,796,612
1,285,000	Centene Corp., 4.75%, 5/15/22, Callable 5/15/19 @ 102.38	1,333,188
2,102,000	Centene Corp., 6.13%, 2/15/24, Callable 2/15/19 @ 104.59	2,222,865
305,000	Fresenius Medical Care AG & Co. KGaA, 5.75%, 2/15/21(a)	329,986
900,000	HCA, Inc., 3.75%, 3/15/19	907,875
1,185,000	HCA, Inc., 4.25%, 10/15/19^	1,210,181
5,655,000	HCA, Inc., 6.50%, 2/15/20	5,994,299
150,000	Universal Health Services, 3.75%, 8/1/19(a)	152,438

		15,947,444

Health Care Technology (0.2%):
2,615,238	Change Healthcare Holdings LLC, 4.10% (US LIBOR ), 3/1/24, Callable 2/4/18 @ 100	2,618,847

Hotels, Restaurants & Leisure (1.8%):
3,085,000	Aramark Services, Inc., 5.00%, 4/1/25, Callable 4/1/20 @ 103.75(a)	3,258,685
1,051,000	Cedar Fair LP/Canada’s Wonderland Co., 5.38%, 6/1/24, Callable 6/1/19 @ 102.69	1,098,295
530,000	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp/Millennium Op, 5.38%, 4/15/27, Callable 4/15/22 @ 102.69^(a)	556,500
360,000	Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24, Callable 9/1/19 @ 102.13	363,600
1,075,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.00%, 6/1/24, Callable 6/1/19 @ 103.75(a)	1,108,594
1,440,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/1/26, Callable 6/1/21 @ 102.63(a)	1,515,600
5,178,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.75%, 6/1/27, Callable 6/1/22 @ 102.38^(a)	5,294,504
135,000	McDonald’s Corp., 2.10%, 12/7/18	135,138
900,000	Yum! Brands, Inc., 6.25%, 3/15/18	906,750
535,000	Yum! Brands, Inc., 5.30%, 9/15/19	556,400
1,760,000	Yum! Brands, Inc., 3.88%, 11/1/20, Callable 8/1/20 @ 100^	1,795,200

Continued

7

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Hotels, Restaurants & Leisure, continued
$2,934,000	Yum! Brands, Inc., 3.75%, 11/1/21, Callable 8/1/21 @ 100^	$2,978,009
1,258,000	Yum! Brands, Inc., 3.88%, 11/1/23, Callable 8/1/23 @ 100^	1,265,863
707,000	Yum! Brands, Inc., 6.88%, 11/15/37	775,933
600,000	Yum! Brands, Inc., 5.35%, 11/1/43, Callable 5/1/43 @ 100	579,000

		22,188,071

Household Products (0.1%):
750,000	Spectrum Brand, Inc., 6.63%, 11/15/22, Callable 2/5/18 @ 103.31	776,250
350,000	Spectrum Brands, Inc., 6.13%, 12/15/24, Callable 12/15/19 @ 103.06	370,563

		1,146,813

Industrial Conglomerates (0.2%):
980,000	3M Co., 2.25%, 3/15/23, Callable 2/15/23 @ 100, MTN	971,840
1,225,000	3M Co., 2.88%, 10/15/27, Callable 7/15/27 @ 100, MTN	1,218,431

		2,190,271

Insurance (0.4%):
2,835,000	Hub International, Ltd., 7.88%, 10/1/21, Callable 2/5/18 @ 103.94(a)	2,951,944
530,000	Marsh & McLennan Cos., Inc., 2.35%, 3/6/20, Callable 2/6/20 @ 100	529,699
530,000	Marsh & McLennan Cos., Inc., 2.75%, 1/30/22, Callable 12/30/21 @ 100	531,068
200,000	Marsh & McLennan Cos., Inc., 3.30%, 3/14/23, Callable 1/14/23 @ 100	204,972

		4,217,683

Internet & Direct Marketing Retail (1.1%):
1,800,000	Amazon.com, Inc., 2.60%, 12/5/19, Callable 11/5/19 @ 100^	1,818,367
590,000	Netflix, Inc., 5.88%, 2/15/25^	626,875
4,290,000	Netflix, Inc., 4.38%, 11/15/26^	4,193,475
6,490,000	Netflix, Inc., 4.88%, 4/15/28(a)	6,360,200

		12,998,917

IT Services (0.1%):
171,429	Fiserv, Inc., 3.95%, 10/25/18(c)	171,000
1,190,000	Fiserv, Inc., 2.70%, 6/1/20, Callable 5/1/20 @ 100	1,197,434

		1,368,434

Life Sciences Tools & Services (0.1%):
960,000	Thermo Fisher Scientific, Inc., 3.20%, 8/15/27, Callable 5/15/27 @ 100^	951,500

Machinery (0.2%):
1,060,000	CNH Industrial Capital LLC, 3.63%, 4/15/18^	1,065,490
105,000	Fortive Corp., 1.80%, 6/15/19	104,242
350,000	Manitowoc Foodservice, Inc., 9.50%, 2/15/24, Callable 2/15/19 @ 107.13^	398,563

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Machinery, continued
$200,000	Xylem, Inc., 3.25%, 11/1/26, Callable 8/1/26 @ 100	$198,949

		1,767,244

Media (1.0%):
275,000	CCO Holdings LLC, 5.25%, 3/15/21, Callable 2/5/18 @ 102.63	279,641
2,035,000	CCO Holdings LLC, 5.25%, 9/30/22, Callable 2/5/18 @ 102.63	2,085,874
970,000	CCO Holdings LLC, 5.75%, 9/1/23, Callable 3/1/18 @ 102.88	999,100
875,000	CCO Holdings LLC, 5.75%, 1/15/24, Callable 7/15/18 @ 102.88	899,063
1,834,000	Cequel Communications Holdings I LLC, 6.38%, 9/15/20, Callable 2/5/18 @ 101.59^(a)	1,861,510
720,000	Charter Communications Operating LLC, 3.58%, 7/23/20, Callable 6/23/20 @ 100	733,422
360,000	Dish DBS Corp., 4.25%, 4/1/18	361,350
395,000	Lamar Media Corp., 5.88%, 2/1/22, Callable 2/5/18 @ 101.96	403,394
1,850,000	Sirius XM Radio, Inc., 6.00%, 7/15/24, Callable 7/15/19 @ 103(a)	1,956,374
1,385,000	Time Warner Cable LLC, 6.75%, 7/1/18	1,415,699

		10,995,427

Multiline Retail (0.2%):
1,800,000	Dollar Tree, Inc., 5.75%, 3/1/23, Callable 3/1/18 @ 104.31	1,885,500

Multi-Utilities (0.7%):
1,020,000	Berkshire Hathaway Energy Co., 2.40%, 2/1/20, Callable 1/1/20 @ 100	1,024,763
107,000	CMS Energy Corp., 8.75%, 6/15/19	116,429
150,000	Dominion Resources, Inc., 2.96%, 7/1/19	151,161
2,625,000	DTE Energy Co., 3.80%, 3/15/27, Callable 12/15/26 @ 100^	2,707,200
1,895,000	NiSource Finance Corp., 3.49%, 5/15/27, Callable 2/15/27 @ 100	1,928,809
1,955,000	NiSource Finance Corp., 4.38%, 5/15/47, Callable 11/15/46 @ 100	2,142,828

		8,071,190

Oil, Gas & Consumable Fuels (0.2%):
1,390,000	Chevron Corp., 1.37%, 3/2/18	1,389,070
100,000	Enbridge Energy Partners LP, Series B, 6.50%, 4/15/18	101,325
305,000	EQT Corp., 8.13%, 6/1/19	328,474
860,000	Matador Resources Co., 6.88%, 4/15/23, Callable 4/15/18 @ 105.16	905,150

		2,724,019

Pharmaceuticals (0.3%):
705,000	Eli Lilly & Co., 1.25%, 3/1/18^	704,465
2,672,000	Pfizer, Inc., 1.20%, 6/1/18	2,666,150

		3,370,615

Continued

8

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2017

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Real Estate Management & Development (0.1%):
$790,000	CBRE Services, Inc., 5.00%, 3/15/23, Callable 3/15/18 @ 102.5	$812,374

Road & Rail (0.1%):
860,000	Burlington North Santa Fe, 3.25%, 6/15/27, Callable 3/15/27 @ 100^	879,734

Semiconductors & Semiconductor Equipment (0.1%):
625,000	Texas Instruments, Inc., 2.90%, 11/3/27, Callable 8/3/27 @ 100	622,936

Software (0.8%):
9,250,000	Microsoft Corp., 3.30%, 2/6/27, Callable 11/6/26 @ 100	9,541,385

Specialty Retail (0.3%):
130,000	AutoZone, Inc., 1.63%, 4/21/19	128,918
540,000	AutoZone, Inc., 2.50%, 4/15/21, Callable 3/15/21 @ 100	536,235
2,055,000	L Brands, Inc., 8.50%, 6/15/19	2,232,244

		2,897,397

Technology Hardware, Storage & Peripherals (0.3%):
3,180,000	Apple, Inc., 1.50%, 9/12/19^	3,153,478

Tobacco (0.3%):
1,000,000	Philip Morris International, Inc., 2.00%, 2/21/20	993,775
660,000	Philip Morris International, Inc., 1.86% (US0003M+42 bps), 2/21/20	663,191
1,230,000	Philip Morris International, Inc., 2.63%, 2/18/22, Callable 1/18/22 @ 100	1,229,896

		2,886,862

Wireless Telecommunication Services (0.1%):
625,000	T-Mobile US, Inc., 6.84%, 4/28/23, Callable 4/28/18 @ 103.42	654,688

Total Corporate Bonds (Cost $202,410,397)		204,426,138

Yankee Dollars (1.8%):
Diversified Telecommunication Services (0.4%):
1,255,000	Virgin Media Communications, Ltd., 6.00%, 10/15/24, Callable 10/15/19 @ 103(a)	1,287,943
810,000	Virgin Media Secured Finance plc, 5.25%, 1/15/26, Callable 1/15/20 @ 102.63(a)	818,100
2,740,000	Ziggo Secured Finance BV, 5.50%, 1/15/27, Callable 1/15/22 @ 102.75(a)	2,719,450

		4,825,493

Health Care Equipment & Supplies (0.2%):
1,225,000	Medtronic Global Holdings, 1.70%, 3/28/19	1,219,915
715,000	Medtronic Global Holdings, 3.35%, 4/1/27, Callable 1/1/27 @ 100^	733,640

		1,953,555

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Household Products (0.1%):
$1,200,000	Reckitt Benckiser Treasury Services plc, 2.23% (US0003M+56 bps), 6/24/22(a)	$1,199,572

Insurance (0.1%):
735,000	Trinity Acquistion plc, 4.40%, 3/15/26, Callable 12/15/25 @ 100	777,328

Media (0.2%):
1,690,000	Unitymedia Kabelbw GMBH, 6.13%, 1/15/25, Callable 1/15/20 @ 103.06(a)	1,782,950

Oil, Gas & Consumable Fuels (0.1%):
260,000	Canadian Natural Resources, Ltd., 1.75%, 1/15/18	259,953
1,650,000	Shell International Finance BV, 1.86% (US0003M+45 bps), 5/11/20	1,665,097

		1,925,050

Professional Services (0.1%):
1,580,000	IHS Markit, Ltd., 5.00%, 11/1/22, Callable 8/1/22 @ 100(a)	1,713,036

Semiconductors & Semiconductor Equipment (0.6%):
6,555,000	NXP Funding BV/NXP Funding LLC, 3.75%, 6/1/18(a)	6,594,331
200,000	NXP Funding BV/NXP Funding LLC, 4.13%, 6/15/20(a)	204,806

		6,799,137

Total Yankee Dollars (Cost $20,693,690)		20,976,121

U.S. Treasury Obligation (2.4%):
U.S. Treasury Notes (2.4%)
28,012,500	2.25%, 11/15/27	27,617,480

Total U.S. Treasury Obligation (Cost $27,426,267)		27,617,480

Purchased Options (0.0%):
Total Purchased Options (Cost $543,725)		1,225,719

Securities Held as Collateral for Securities on Loan (7.4%):
84,651,983	AZL T. Rowe Price Capital Appreciation Fund Securities Lending Collateral Account(d)	84,651,983

Total Securities Held as Collateral for Securities on Loan (Cost $84,651,983)		84,651,983

Unaffiliated Investment Company (9.5%):
109,204,613	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.11%(e)	109,204,613

Total Unaffiliated Investment Company (Cost $109,204,613)		109,204,613

Total Investment Securities (Cost $1,084,172,092)(f) — 108.0%		1,240,595,000
Net other assets (liabilities) — (8.0)%		(93,620,847)

Net Assets — 100.0%		$1,146,974,153

Continued

9

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2017

Percentages indicated are based on net assets as of December 31, 2017.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

US0003M—3 Month US Dollar LIBOR

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2017. The total value of securities on loan as of December 31, 2017, was $82,117,265.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The subadviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate presented is the rate in effect at December 31, 2017.

(c)	The subadviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2017, these securities represent 0.11% of the net assets of the Fund.

(d)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2017.

(e)	The rate represents the effective yield at December 31, 2017.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

Option Contracts

Over-the-counter options purchased as of December 31, 2017 were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value
Altria Group, Inc.	Citibank	Call	65.00 USD	3/16/18	48	$3,120	$34,708
Altria Group, Inc.	Citibank	Call	67.50 USD	6/15/18	48	3,240	28,996
AT&T, Inc.	Goldman Sachs	Call	39.00 USD	4/20/18	490	19,110	67,488
AT&T, Inc.	Goldman Sachs	Call	40.00 USD	6/15/18	490	19,600	65,259
Comcast Corp.	Credit Suisse First Boston	Call	40.00 USD	6/15/18	246	9,840	64,446
Consumer Discretionary Select Sector SPDR	JPMorgan Chase	Call	95.00 USD	3/16/18	258	24,510	126,648
Consumer Discretionary Select Sector SPDR	JPMorgan Chase	Call	95.00 USD	6/15/18	258	24,510	157,787
CVS Health Corp.	Citibank	Call	85.00 USD	5/18/18	48	4,080	3,689
Dr. Pepper Snapple Group	Citibank	Call	92.50 USD	5/18/18	49	4,533	34,517
Dr. Pepper Snapple Group	Citibank	Call	95.00 USD	5/18/18	49	4,655	26,587
Financial Select SEC	Goldman Sachs	Call	26.00 USD	3/16/18	551	14,326	120,956
Financial Select SEC	Goldman Sachs	Call	26.00 USD	6/15/18	550	14,300	138,407
Genuine Parts Co.	Citibank	Call	90.00 USD	5/18/18	24	2,160	17,955
Jm Smucker Co.	Credit Suisse First Boston	Call	115.00 USD	4/20/18	49	5,635	56,672
Kraft Heinz Co.	Credit Suisse First Boston	Call	85.00 USD	4/20/18	98	8,330	6,011
O’Reilly Automotive, Inc.	Credit Suisse First Boston	Call	220.00 USD	5/18/18	18	3,960	55,935
Synchrony Financial	Citibank	Call	31.00 USD	3/16/18	49	1,519	38,678
Sysco Corp.	Citibank	Call	55.00 USD	5/18/18	24	1,320	15,468
Verizon Communication	Citibank	Call	50.00 USD	4/20/18	141	7,050	49,283
Verizon Communication	Citibank	Call	50.00 USD	6/15/18	141	7,050	54,189
Wells Fargo & Co.	Credit Suisse First Boston	Call	55.00 USD	5/20/18	46	2,530	30,861
Wells Fargo & Co.	Credit Suisse First Boston	Call	55.00 USD	6/15/18	45	2,475	31,179

Total (Cost $543,725)							$1,225,719

Over-the-counter options written as of December 31, 2017 were as follows:

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value
Alphabet, Inc.	Citibank	Call	840.00 USD	1/19/18	5	$4,200	$(103,489)
Alphabet, Inc.	Citibank	Call	860.00 USD	1/19/18	5	4,300	(93,506)
Alphabet, Inc.	Citibank	Call	880.00 USD	1/19/18	28	24,640	(467,779)
Alphabet, Inc.	Deutsche Bank	Call	900.00 USD	1/19/18	30	27,000	(441,428)
Alphabet, Inc.	Citibank	Call	900.00 USD	1/19/18	17	15,300	(250,142)
Alphabet, Inc.	Deutsche Bank	Call	920.00 USD	1/19/18	17	15,640	(216,347)
Alphabet, Inc.	Citibank	Call	920.00 USD	1/19/18	35	32,200	(445,422)
Alphabet, Inc.	Deutsche Bank	Call	940.00 USD	1/19/18	5	4,700	(53,728)

Continued

10

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2017

Description	Counterparty	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value
Alphabet, Inc.	Citibank	Call	940.00 USD	1/19/18	35	$32,900	$(376,093)
Alphabet, Inc.	Deutsche Bank	Call	940.00 USD	1/19/18	12	11,280	(128,946)
Alphabet, Inc.	Credit Suisse First Boston	Call	1200.00 USD	1/18/19	11	13,200	(50,510)
Alphabet, Inc.	Credit Suisse First Boston	Call	1200.00 USD	1/18/19	22	26,400	(91,758)
Amazon.com, Inc.	Deutsche Bank	Call	950.00 USD	1/19/18	50	47,500	(1,105,405)
Amazon.com, Inc.	Deutsche Bank	Call	1000.00 USD	1/19/18	15	15,000	(257,132)
Amazon.com, Inc.	Citibank	Call	1000.00 USD	1/19/18	14	14,000	(239,990)
Apple, Inc.	Citibank	Call	175.00 USD	1/19/18	158	27,650	(11,562)
Apple, Inc.	Citibank	Call	180.00 USD	1/19/18	158	28,440	(3,404)
Bank of New York Mellon	Citibank	Call	55.00 USD	1/18/19	259	14,245	(101,117)
Bank of New York Mellon	Credit Suisse First Boston	Call	60.00 USD	1/18/19	424	25,440	(85,220)
Bank of New York Mellon	Citibank	Call	60.00 USD	1/18/19	259	15,540	(52,056)
Biogen Idec, Inc.	Citibank	Call	350.00 USD	1/19/18	37	12,950	(2,152)
Danaher Corp.	Deutsche Bank	Call	90.00 USD	1/19/18	559	50,310	(181,812)
Danaher Corp.	Citibank	Call	90.00 USD	1/19/18	72	6,480	(23,418)
MasterCard, Inc.	Goldman Sachs	Call	140.00 USD	1/19/18	244	34,160	(283,257)
PNC Financial Services Group, Inc.	Credit Suisse First Boston	Call	135.00 USD	1/19/18	208	28,080	(204,407)
PNC Financial Services Group, Inc.	Royal Bank of Canada	Call	135.00 USD	1/19/18	88	11,880	(86,480)
PNC Financial Services Group, Inc.	Credit Suisse First Boston	Call	140.00 USD	1/18/19	30	4,200	(42,220)
PNC Financial Services Group, Inc.	Credit Suisse First Boston	Call	145.00 USD	1/18/19	29	4,205	(32,904)
PNC Financial Services Group, Inc.	Credit Suisse First Boston	Call	150.00 USD	1/18/19	29	4,350	(26,077)
PNC Financial Services Group, Inc.	Credit Suisse First Boston	Call	155.00 USD	1/18/19	29	4,495	(20,366)
Priceline Group, Inc. (The)	Citibank	Call	1900.00 USD	1/18/19	7	13,300	(91,823)
Priceline Group, Inc. (The)	Citibank	Call	2000.00 USD	1/18/19	7	14,000	(68,539)
State Street Corp.	Citibank	Call	100.00 USD	1/18/19	171	17,100	(135,345)
Visa, Inc.	Citibank	Call	90.00 USD	1/19/18	453	40,770	(1,092,765)
Visa, Inc.	Citibank	Call	95.00 USD	1/19/18	917	87,115	(1,754,773)
Visa, Inc.	Citibank	Call	105.00 USD	1/19/18	272	28,560	(251,658)
Visa, Inc.	Citibank	Call	125.00 USD	1/18/19	156	19,500	(89,422)
Visa, Inc.	Citibank	Call	105.00 USD	1/18/19	57	5,985	(91,897)
Visa, Inc.	Citibank	Call	110.00 USD	1/18/19	57	6,270	(73,397)
Visa, Inc.	Citibank	Call	115.00 USD	1/18/19	57	6,555	(57,237)
Visa, Inc.	Citibank	Call	120.00 USD	1/18/19	158	18,960	(120,907)
Zoetis, Inc.	Deutsche Bank	Call	60.00 USD	1/19/18	469	28,140	(568,910)
Zoetis, Inc.	Goldman Sachs	Call	60.00 USD	1/19/18	227	13,620	(275,357)
Zoetis, Inc.	Deutsche Bank	Call	62.50 USD	1/19/18	225	14,063	(216,875)
Zoetis, Inc.	Goldman Sachs	Call	62.50 USD	1/19/18	227	14,188	(218,803)
Zoetis, Inc.	Deutsche Bank	Call	65.00 USD	1/19/18	225	14,625	(161,097)

Total (Premiums $3,118,870)							$(10,746,932)

Exchange-traded options written as of December 31, 2017 were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Notional Amount(a)	Fair Value
MasterCard, Inc.	Call	120.00 USD	1/19/18	16	$1,920	$(51,120)
MasterCard, Inc.	Call	125.00 USD	1/19/18	7	875	(18,952)

Total (Premiums $10,173)						$(70,072)

(a)	Notional amount is expressed as the number of contracts multiplied by the strike price of the underlying asset.

See accompanying notes to the financial statements.

11

AZL T. Rowe Price Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2017

Assets:
Investment securities, at cost	$1,084,172,092

Investment securities, at value*	$1,240,595,000
Cash	47,033
Interest and dividends receivable	3,548,912
Receivable for capital shares issued	73,917
Receivable for investments sold	4,025,677
Reclaims receivable	39,423
Prepaid expenses	6,684

Total Assets	1,248,336,646

Liabilities:
Payable for investments purchased	4,591,817
Payable for capital shares redeemed	287,394
Payable for collateral received on loaned securities	84,651,983
Written Options (Premium received $3,129,043)	10,817,004
Manager fees payable	682,683
Administration fees payable	28,739
Distribution fees payable	243,816
Custodian fees payable	8,240
Administrative and compliance services fees payable	2,534
Transfer agent fees payable	857
Trustee fees payable	1,633
Other accrued liabilities	45,793

Total Liabilities	101,362,493

Net Assets	$1,146,974,153

Net Assets Consist of:
Capital	$928,783,519
Accumulated net investment income/(loss)	10,642,504
Accumulated net realized gains/(losses) from investment transactions	58,812,935
Net unrealized appreciation/(depreciation) on investments	148,735,195

Net Assets	$1,146,974,153

Shares of beneficial interest (unlimited number of shares authorized, no par value)	63,627,108
Net Asset Value (offering and redemption price per share)	$18.03

*	Includes securities on loan of $82,117,265.

Statement of Operations

For the Year Ended December 31, 2017

Investment Income:
Dividends	$12,181,104
Interest	8,994,557
Income from securities lending	259,634
Other income	43,528
Foreign withholding tax	(95,494)

Total Investment Income	21,383,329

Expenses:
Manager fees	8,124,696
Administration fees	293,395
Distribution fees	2,708,232
Custodian fees	53,228
Administrative and compliance services fees	13,762
Transfer agent fees	6,790
Trustee fees	48,423
Professional fees	60,437
Shareholder reports	38,741
Other expenses	29,113

Total expenses before reductions	11,376,817
Less expenses voluntarily waived/reimbursed by the Manager	(541,662)

Net expenses	10,835,155

Net Investment Income/(Loss)	10,548,174

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions and foreign currencies	59,428,666
Net realized gains/(losses) on written options contracts	3,998,664
Change in net unrealized appreciation/depreciation on investments and foreign currencies	84,146,827
Change in net unrealized appreciation/depreciation on written options contracts	(8,057,701)

Net Realized/Unrealized Gains/(Losses) on Investments	139,516,456

Change in Net Assets Resulting From Operations	$150,064,630

See accompanying notes to the financial statements.

12

AZL T. Rowe Price Capital Appreciation Fund

Statements of Changes in Net Assets

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Change In Net Assets:
Operations:
Net investment income/(loss)	$10,548,174	$13,264,138
Net realized gains/(losses) on investment transactions	63,427,330	38,064,595
Change in unrealized appreciation/depreciation on investments	76,089,126	37,441,240

Change in net assets resulting from operations	150,064,630	88,769,973

Distributions to Shareholders:
From net investment income	(14,550,673)	(9,617,172)
From net realized gains	(39,584,893)	(53,194,286)

Change in net assets resulting from distributions to shareholders	(54,135,566)	(62,811,458)

Capital Transactions:
Proceeds from shares issued	67,203,687	198,754,078
Proceeds from dividends reinvested	54,135,566	62,811,458
Value of shares redeemed	(67,640,000)	(441,083,789)

Change in net assets resulting from capital transactions	53,699,253	(179,518,253)

Change in net assets	149,628,317	(153,559,738)
Net Assets:
Beginning of period	997,345,836	1,150,905,574

End of period	$1,146,974,153	$997,345,836

Accumulated net investment income/(loss)	$10,642,504	$14,880,613

Share Transactions:
Shares issued	3,823,159	12,142,622
Dividends reinvested	3,102,325	3,877,250
Shares redeemed	(3,829,923)	(27,237,130)

Change in shares	3,095,561	(11,217,258)

See accompanying notes to the financial statements.

13

AZL T. Rowe Price Capital Appreciation Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2017	2016	2015	2014		2013
Net Asset Value, Beginning of Period	$16.48	$16.04	$15.90	$15.84		$12.29

Investment Activities:
Net Investment Income/(Loss)	0.17	0.21	0.11	0.11		0.07
Net Realized and Unrealized Gains/(Losses) on Investments	2.28	1.03	0.68	1.69		3.60

Total from Investment Activities	2.45	1.24	0.79	1.80		3.67

Dividends to Shareholders From:
Net Investment Income	(0.24)	(0.12)	(0.10)	(0.06)		(0.12)
Net Realized Gains	(0.66)	(0.68)	(0.55)	(1.68)		—

Total Dividends	(0.90)	(0.80)	(0.65)	(1.74)		(0.12)

Net Asset Value, End of Period	$18.03	$16.48	$16.04	$15.90		$15.84

Total Return(a)	15.04%	7.84%	5.07%	11.77%		29.94%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,146,974	$997,346	$1,150,906	$787,570		$519,248
Net Investment Income/(Loss)	0.97%	1.10%	0.98%	0.93%		0.44%
Expenses Before Reductions(b)	1.05%	1.05%	1.05%	1.05%		1.06%
Expenses Net of Reduction	1.00%	1.00%	1.00%	1.00%		1.01%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly	1.00%	1.00%	1.00%	1.00	%(c)	1.01	%(c)
Portfolio Turnover Rate	65%	89%	73%	72%		122%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remitted a portion of the brokerage commission which were used to pay certain Fund expenses. The Fund ceased participation in the program in June 2014.

See accompanying notes to the financial statements.

14

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2017

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL T. Rowe Price Capital Appreciation Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund accrues such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation and Withholding Taxes

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments, or from other assets and liabilities, from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies. Income received by the Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of gain/loss, paydowns, and other permanent adjustments), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

15

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2017

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Schedule of Portfolio of Investments.

All or a portion of any bank loans may be unfunded. The portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the portfolio must have funds sufficient to cover its contractual obligation.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2017 are noted on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $103 million for the year ended December 31, 2017.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $22,643 during the year ended December 31, 2017. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The fund had securities lending transactions of $84,651,983 accounted for as secured borrowings with cash collateral of overnight and continuous maturities as of December 31, 2017.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act (the “Rule”), the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and Subadviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2017, the Fund did not engage in any such transactions under the Rule.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2017, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

For the year ended December 31, 2017, the monthly average notional amount for written options contracts was $6.0 million. Realized gains and losses are reported as “Net realized gains/(losses) on options contracts” on the Statement of Operations.

16

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2017

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk

Equity Contracts			Written Options	$10,817,004

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2017:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk

Equity Contracts	Net realized gains/(losses) on written options contracts/ Change in net unrealized appreciation/depreciation on written options contracts	$3,998,664	$(8,057,701)

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2017. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2017.

As of December 31, 2017, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Written option contracts	$—	$10,817,004

Total derivative assets and liabilities in the Statement of Assets and Liabilities	—	10,817,004
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)		(70,072)

Total assets and liabilities subject to a MNA	$—	$10,746,932

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2017:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities
Citibank	$5,997,893	$—	$—	$—	$5,997,893
Credit Suisse	553,462	—	—	—	553,462
Deutsche Bank	3,331,680	—	—	—	3,331,680
Goldman Sachs	777,417	—	—	—	777,417
Royal Bank of Canada	86,480	—	—	—	86,480

Total	$10,746,932	$—	$—	$—	$10,746,932

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement, effective November 15, 2013, with T. Rowe Price Associates, Inc. (“T. Rowe Price”), T. Rowe Price provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2019.

17

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2017

For the year ended December 31, 2017, the annual rate paid to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL T. Rowe Price Capital Appreciation Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2017, there were no contractual reimbursements subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

FIS Investor Services LLC (“FIS”) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500 paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2017, $11,349 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer, the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2017, actual Trustee compensation was $1,116,333 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

18

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2017

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. The Fund generally values index options at the average of the closing bid and ask quotations on the principal exchange on which the option is traded and are typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied. Exchange-traded written options are generally considered as Level 1 and Over-the-counter options purchased and options written are generally considered as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. There were no significant transfers between Levels 1 and 2 as of December 31, 2017, based on levels assigned to securities on December 31, 2016.

The following is a summary of the valuation inputs used as of December 31, 2017 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Other^	Total

Asset Backed Securities	$—	$1,630,182	$—	$1,630,182
Bank Loans	—	13,434,876	—	13,434,876
Common Stocks
Containers & Packaging	3,938,179	5,952,882	—	9,891,061
Household Products	—	3,858,218	—	3,858,218
Insurance	33,547,005	4,916,294	—	38,463,299
Oil, Gas & Consumable Fuels	9,824,669	2,241,498	—	12,066,167
Professional Services	9,586,071	6,362,617	—	15,948,688
Tobacco	23,384,888	5,719,194	—	29,104,082
All Other Common Stocks+	634,016,732	—	—	634,016,732
Convertible Preferred Stocks
Banks	—	3,535,663	—	3,535,663
Electric Utilities	1,074,263	—	—	1,074,263
Equity Real Estate Investment Trusts	4,284,429	1,054,299	—	5,338,728
Multi-Utilities	—	4,000,540	—	4,000,540
Corporate Bonds
Electric Utilities	680,990	7,701,009	—	8,381,999
All Other Corporate Bonds+	—	196,044,139	—	196,044,139
Preferred Stocks	20,130,447	—	—	20,130,447
U.S. Treasury Obligation	—	27,617,480	—	27,617,480
Yankee Dollars+	—	20,976,121	—	20,976,121
Securities Held as Collateral for Securities on Loan	—	—	84,651,983	84,651,983
Unaffiliated Investment Company	109,204,613	—	—	109,204,613
Purchased Call Options	—	1,225,719	—	1,225,719

Total Investment Securities	849,672,286	306,270,731	84,651,983	1,240,595,000

Other Financial Instruments:*
Written Options	(70,072)	(10,746,932)	—	(10,817,004)

Total Investments	$849,602,214	$295,523,799	$84,651,983	$1,229,777,996

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as written options.

^	Investments categorized as Securities Held as Collateral for Securities on Loan in the Schedule of Portfolio Investments, are measured at fair value using the NAV per share practical expedient. These investments are not classified within the fair value hierarchy, and are reflected as “Other” in the above table. Although there can be no assurance, in general, the fair value of investments measured using the NAV per share practical expedient represents the amount the owner of such investments might reasonably expect to receive in an orderly sale.

19

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2017

5. Security Purchases and Sales

For the year ended December 31, 2017, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL T. Rowe Price Capital Appreciation Fund	$613,180,758	$627,741,505

For the year ended December 31, 2017, purchases and sales of long-term U.S. government securities were as follows:

	Purchases	Sales
AZL T. Rowe Price Capital Appreciation Fund	$27,425,405	$—

6. Investment Risks

Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities, including derivatives and short positions as applicable, for federal income tax purposes at December 31, 2017 is $1,085,513,479. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$158,367,100
Unrealized (depreciation)	(14,102,583)

Net unrealized appreciation/(depreciation)	$144,264,517

The tax character of dividends paid to shareholders during the year ended December 31, 2017 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL T. Rowe Price Capital Appreciation Fund	$14,550,673	$39,584,893	$54,135,566

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

20

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2017

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL T. Rowe Price Capital Appreciation Fund	$22,575,788	$40,235,670	$62,811,458

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2017, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL T. Rowe Price Capital Appreciation Fund	$26,818,707	$47,124,664	$—	$144,264,765	$218,208,136

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and straddles.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2017, the Fund had multiple shareholder accounts which are affiliated with the Investment Adviser representing ownership in excess of 98% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The compliance date for filing Form N-PORT and Form N-CEN will vary based on the reporting entity’s size and, in the case of the Fund, is expected to be April 30, 2019. The Fund’s adoption of these amendments, as applicable for the financial statements prepared as of December 31, 2017, had no effect on the Fund’s net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AZL T. Rowe Price Capital Appreciation Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Allianz Variable Insurance Products investment companies since 1999.

Columbus, Ohio

February 23, 2018

22

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2017, 67.30% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2017, the Fund declared net long-term capital gain distributions of $39,584,893.

23

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

24

Approval of Investment Advisory and Subadvisory Agreements (Unaudited)

Subject to the general supervision of the Board of Trustees (the “Board”) and in accordance with the investment objectives and restrictions of each separate series (together, the “Funds”) of the Allianz Variable Insurance Products Trust (the “Trust”), investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). As used in this section, “Fund” refers to any of the Funds other than the AZL Moderate Index Strategy Fund. The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2019 (the “Expense Limitation Agreement”).

Each Fund is a manager-of-managers fund. That means that the Manager is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each Fund. The Manager also is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America (“Allianz Life”) and its subsidiary, Allianz Life Insurance Company of New York (“Allianz of New York”). Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to select as a Subadviser. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Board. Funds which are on the watch list are subject to additional scrutiny by the Manager and the Board. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board has subsequently approved retention of the new Subadviser.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”) performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Board has reviewed and approved the Management Agreement with the Manager and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considered many factors, among the most material of which are: the Fund’s investment objectives and long-term performance; the Advisory Organizations’ management philosophy, personnel, processes and investment performance, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Services Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and received (along with its affiliated persons) any payments made by the Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; the profitability of acting as adviser to the fund; and the extent to which the independent Board members, who are not “interested persons” of a fund as defined by the 1940 Act, are fully informed about all facts bearing on the adviser’s services and fees. The Board is aware of these factors and takes them into account in its review of the Management Agreement and Subadvisory Agreements (collectively, the “Agreements”).

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of independent legal counsel to the independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for the Expense Limitation Agreement and additional voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about the Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Agreements were most recently considered at Board meetings held in the fall of 2017. Information relevant to the approval of such Agreements was considered at a telephonic Board meeting on October 18, 2017, and at an “in person” Board meeting held October 23, 2017. The Agreements were approved at the Board meeting of October 23, 2017. At such meeting the Board also approved the Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2019. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment

25

objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Board considered all factors it believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board, administers each Fund’s business and other affairs. Under the Management Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As each Fund is a manager of managers fund, the Manager is authorized, under the Management Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board for selection as a Subadviser. The Board was aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Board regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Board also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer and certain compliance staff, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Board considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Board noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Board considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board meeting and the fall 2017 contract review process, the Board receives extensive information on the performance results of each of the Funds. This includes performance information on the Funds for the previous quarter, and previous one-, three- and five-year periods. (For Funds which have been in existence for less than five years, the Board receives performance information on shorter time periods to the extent available.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board meeting held October 23, 2017, the Manager reported that for the one-year period ended June 30, 2017, seven Funds were in the top 40%, seven were in the middle 20%, and six were in the bottom 40%, and for the three-year period ended June 30, 2017, eight Funds were in the top 40%, three were in the middle 20% and three were in the bottom 40%. The Manager also reported that for the five-year period ended June 30, 2017, four Funds were in the top 40%, four were in the middle 20%, and four were in the bottom 40%. For Funds which are index funds, the Board receives each quarter information on the extent, if any, that such Funds deviate from their particular benchmark index.

Only two Funds, the AZL Morgan Stanley Global Real Estate Fund and the AZL Government Money Market Fund, were in the bottom 40% for all of the one-, three- and five-year periods. The Board met with the lead portfolio manager of the AZL Morgan Stanley Global Real Estate Fund on October 24, 2017, to review the Fund’s current investment strategy and outlook. The portfolio manager, whose team manages over $10 billion using this investment strategy, explained the reasons for the Fund’s under-performance relative to its peers and why he expected the Fund’s relative performance to improve. The Board understood that the Fund’s performance was a consequence of its long-term investment strategy and not a reflection of the nature, extent or quality of services being provided by its Subadviser.

The Board found that the relative performance of the AZL Government Money Market Fund was attributable to the unprecedented period of low short-term interest rates and the Fund’s reimbursement of expenses waived by the Manager during period. Two of the Funds in the bottom 40% for the one-year period did not have longer performance records, and the remaining Funds in the bottom 40% for the three- and five-year periods had shown improved relative performance in later periods. Thus, the Board determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily limit Fund expenses at certain levels, and information is provided to the Board setting forth “contractual” advisory fees and “actual” fees after taking expense limits and any temporary fee waivers into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the 22 Funds reviewed by the Board in the fall of 2017, 17 Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. (A lower percentile reflects lower fund fees and is better for fund shareholders.) The Board recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to limit Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2017 for the 22 Funds was as follows: (1) 14 of the Funds had total expense rankings at or below the 65th percentile (with 10 Funds at or below the 50th percentile); (2) for the AZL Morgan Stanley Global Real Estate Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL Enhanced Bond Index Fund, AZL International Index Fund, and AZL MSCI Global Equity Index Fund, it was determined that there was poor (or no) peer group comparability; (3) for the AZL Government Money Market Fund, it was determined that the Fund is recovering previously waived expenses; (4) for the AZL BlackRock Global Allocation Fund, it was determined that such Fund was not at scale; and (5) for the AZL Russell 1000 Value Index Fund and the AZL Russell 1000 Growth Fund, the Manager recommended increasing a temporary management fee waiver by two more basis points (for a total temporary fee reduction of seven basis points).

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Board concluded therefore that the expense ratios of the Funds were not unreasonable.

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The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2014 through June 30, 2017. The Board recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Board considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Board focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Board recognized that the Manager should earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvised. The Manager was unable to obtain consistent profitability information from some of the Subadvisers that would allow the Board to determine the profits derived from the Subadviser’s relationship to the Fund or Funds, rather than its overall level of profitability. The Board recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. The Manager assured the Board, however, that the Agreements with the Subadvisers, all of which currently are not affiliated with the Manager, were negotiated on an “arm’s length” basis, which should not result in excessive profits for the Subadvisers. Based upon the information provided, the Board determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Board noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Board recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. The Board found that there was no uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Board also noted that the total assets in all of the Funds, as of June 30, 2017, were approximately $17.0 billion, and that no single Fund had assets in excess of $2.7 billion.

The Board noted that the Manager has agreed to temporarily limit Fund expenses under the Expense Limitation Agreement, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of expense limits and/or advisory fee breakpoints as the Funds grow larger. As noted above, the Manager has agreed to increase the fee waivers for two Funds based, in part, on the increase in their assets during the period. The Board receives quarterly reports on the level of Fund assets. The Board expects to continue to consider: (a) the extent to which economies of scale have been realized, and (b) whether the advisory fee should be modified, either in connection with the next renewal of the Agreements or by modifying the Expense Limitation Agreement, to reflect such economies of scale, if any.

Having taken these factors into account, the Board concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an “interested person” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, and their addresses, ages, positions held with the Trust, terms of office with the Trust and length of time served, principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Year of Birth	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1217 2/18

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Arthur C. Reeds III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

		2017	2016
(a)	Audit Fees	$339,500	$357,000
(b)	Audit-Related Fees	$6,000	$42,000

		2017	2016
(c)	Tax Fees	$79,500	$168,300

		2017	2016
(d)	All Other Fees	$0	$0

4(e)(1)	The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2)	During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)	Not applicable

	2017	2016
4(g)
	$85,500	$210,300

4(h)	Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Not applicable

Item 13.	Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Allianz Variable Insurance Products Trust

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date    February 23, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date    February 23, 2018

By (Signature and Title)	/s/ Bashir C. Asad
Bashir C. Asad, Principal Financial Officer & Principal Accounting Officer

Date    February 23, 2018